UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04681

Name of Registrant:	Vanguard Bond Index Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016  - December 31, 2016

Item 1: Reports to Shareholders

(Insert annual report(s) here)

Annual Report | December 31, 2016

Vanguard Bond Index Funds

Vanguard Short-Term Bond Index Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

A new format, unwavering commitment

As you begin reading this report, you ll notice that we ve made some improvements to the opening sections based on feedback from you, our clients.

Page 1 starts with a new Your Fund s Performance at a Glance, a concise, handy summary of how your fund performed during the period.

In the renamed Chairman s Perspective, Bill McNabb will focus on enduring principles and investment insights.

We ve modified some tables, and eliminated some redundancy, but we haven t removed any information.

At Vanguard, we re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund s Performance at a Glance.	1
Chairman s Perspective.	4
Short-Term Bond Index Fund.	8
Intermediate-Term Bond Index Fund.	29
Long-Term Bond Index Fund.	49
About Your Fund s Expenses.	71
Glossary.	74

Please note: The opinions expressed in this report are just that informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Funds Performance at a Glance

* For the 12 months ended December 31, 2016, the returns of the funds discussed in this report ranged from 1.41% for Investor Shares of Vanguard Short-Term Bond Index
Fund to 6.53% for ETF Shares of Vanguard Long-Term Bond Index Fund. The returns of all three funds were in line with their benchmark indexes; results versus their peer groups were mixed.

* Demand for bonds, which was solid early on, slumped in the second half of the year as markets began to anticipate faster growth and higher inflation. The Federal Reserve, also expecting the economy to continue performing well, raised short-term rates in
December for only the second time in a decade.

* Lower-quality investment-grade bonds outperformed their higher-quality counterparts.
Treasuries returned just over 1% and mortgage-backed securities closer to 2%, while corporate bonds returned more than 6%." Long-term bonds significantly outpaced intermediate- and short-term bonds.

Total Returns: Fiscal Year Ended December 31, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Bond Index Fund
Investor Shares	1.61%	1.39%	0.02%	1.41%
ETF Shares	1.69
Market Price				1.38
Net Asset Value				1.42
Admiral" Shares	1.70	1.47	0.02	1.49
Institutional Shares	1.70	1.49	0.02	1.51
Institutional Plus Shares	1.71	1.50	0.02	1.52
Bloomberg Barclays U.S. 1 5 Year Government/Credit Float
Adjusted Index				1.57
1 5 Year Investment-Grade Debt Funds Average				2.14

1 5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Intermediate-Term Bond Index Fund
Investor Shares	2.77%	2.52%	0.23%	2.75%
ETF Shares	2.85
Market Price				2.96
Net Asset Value				2.86
Admiral Shares	2.86	2.60	0.23	2.83
Institutional Shares	2.86	2.62	0.23	2.85
Institutional Plus Shares	2.87	2.63	0.23	2.86
Bloomberg Barclays U.S. 5 10 Year Government/Credit
Float Adjusted Index				3.10
Core Bond Funds Average				3.03
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Long-Term Bond Index Fund
Investor Shares	3.90%	3.89%	2.52%	6.41%
ETF Shares	3.98
Market Price				6.87
Net Asset Value				6.53
Institutional Shares	3.99	3.99	2.52	6.51
Institutional Plus Shares	4.00	4.00	2.52	6.52
Bloomberg Barclays U.S. Long Government/Credit Float
Adjusted Index				6.68
Corporate A-Rated Debt Funds Average				4.44
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

2

Total Returns: Ten Years Ended December 31, 2016
Average
Annual Return
Short-Term Bond Index Fund Investor Shares	2.90%
Spliced Bloomberg Barclays U.S. 1 5 Year Government/Credit Float Adjusted Index	3.05
1 5 Year Investment-Grade Debt Funds Average	2.26
For a benchmark description, see the Glossary.
1 5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Bond Index Fund Investor Shares	5.27%
Spliced Bloomberg Barclays U.S. 5 10 Year Government/Credit Float Adjusted Index	5.37
Spliced Intermediate Investment-Grade Debt Funds Average	3.83
For a benchmark description, see the Glossary.

Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Bond Index Fund Investor Shares	6.76%
Spliced Bloomberg Barclays U.S. Long Government/Credit Float Adjusted Index	6.85
Corporate A-Rated Debt Funds Average	4.25
For a benchmark description, see the Glossary.
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Plus Shares	Average
Short-Term Bond Index Fund	0.16%	0.09%	0.09%	0.06%	0.04%	0.75%
Intermediate-Term Bond Index
Fund	0.16	0.09	0.09	0.06	0.04	0.80
Long-Term Bond Index Fund	0.16	0.09		0.06	0.04	0.86

The fund expense ratios shown are from the prospectus dated April 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the funds expense ratios were: for the Short-Term Bond Index Fund, 0.15% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares; for the Intermediate-Term Bond Index Fund, 0.15% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares; and for the Long-Term Bond Index Fund, 0.15% for Investor Shares, 0.07% for ETF Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the Short-Term Bond Index Fund, 1 5 Year Investment-Grade Debt Funds; for the Intermediate-Term Bond Index Fund, Core Bond Funds; for the Long-Term Bond Index Fund, Corporate A-Rated Debt Funds.

3

Chairman s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you re like most investors, a big question on your mind is: What s in store for the markets and the economy in 2017?

At Vanguard, we re just as curious about the immediate future. But our curiosity is tempered by our belief that forecasts should give a range of possible outcomes, not pinpoint predictions. After all, there are bound to be occurrences the experts won t see coming.

What really matters for investors

In 2016, we saw two cases in point: The United Kingdom s June vote to exit the European Union and the November election of Donald Trump as U.S. president. Both unexpected outcomes triggered swift market reactions. But despite some short-term volatility, the markets 12-month performance as of December 31, 2016, proved to be less dramatic. U.S. stocks posted healthy returns, and U.S. bonds provided returns close to their long-term averages. International stocks and bonds also advanced, although returns for U.S. investors were reduced by the strength of the U.S. dollar.

The surprises of 2016 remind us to be skeptical of overly precise short-term predictions about 2017. At the cusp of a new year, market prognosticators forecast where the Standard & Poor s 500 Index or the yield on the 10-year Treasury note will end up in 12 months. Such predictions can be attention-getting. They can also be dead wrong.

4

Investors are better off taking note of long-term trends that stand to influence our economies and markets. We re watching these trends closely, and we discuss our latest assessment in our 2017 economic and market outlook, which you can read at vanguard.com/research.

Our global economic outlook: Expect stabilization, not stagnation

One phenomenon in particular that we re watching is the low-growth, low-interest-rate environment that has marked the global economy since the 2008 09 financial crisis. We don t think this economic backdrop is simply the result of cyclically weak demand or long-term stagnation. Instead, certain structural forces are contributing: Falling technology costs are restraining the amounts businesses are spending on capital investment, an aging population is weighing on growth in the developed world, and the free movement of capital and products across the globe has restrained prices and wages.

In the near term, these forces will continue to dampen growth, inflation, and interest rates. They also make it unlikely that further monetary stimulus from central banks will do much to spur growth.

I realize this all may sound gloomy, but that s not how we see it. We expect global growth to stabilize at more modest levels, not stagnate. The world isn t headed for Japanese-style deflation, in which a widespread sustained drop in prices puts economic activity into hibernation.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	12.05%	8.59%	14.69%
Russell 2000 Index (Small-caps)	21.31	6.74	14.46
Russell 3000 Index (Broad U.S. market)	12.74	8.43	14.67
FTSE All-World ex US Index (International)	4.80	-1.16	5.52

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.65%	3.03%	2.23%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.25	4.14	3.28
Citigroup Three-Month U.S. Treasury Bill Index	0.27	0.09	0.08

CPI
Consumer Price Index	2.07%	1.18%	1.36%

5

In fact, we believe that global growth could pick up modestly over time. Our expectation is based on a potential rebound in productivity as new digital technologies are used more effectively. We also anticipate a slight recovery in the labor force as the baby boom generation finishes its transition to retirement, nudging up demand for workers.

Put expansion in perspective

Looking to the United States, the world s largest economy remains firmly on a long-term-growth path of about 2% per year. That s lower than the historical average of 3.25% since 1950. We see such growth at this level as fundamentally sound, rather than abnormally low. Our evaluation takes into account lower U.S. population growth and the reality that the economic expansion from the 1980s until the financial crisis was fueled by debt, distorting the numbers.

Turning to prices, we think that core U.S. inflation should modestly exceed 2% in 2017. That, in turn, will support further interest rate hikes by the Federal Reserve, similar to the one at the end of 2016.

We expect the Fed to raise rates in 2017 before taking an extended pause, and we see the federal funds rate staying below 2% through at least 2018.

Prepare for muted returns

And what about prospects for the markets? Vanguard s outlook for global stocks and bonds remains the most guarded in ten years, given fairly high stock valuations

Expect more modest returns, rely on time-tested principles

In Vanguard s economic and market outlook for 2017, Global Chief Economist Joseph Davis and his team offer a projection of more modest returns from the global stock and bond markets. They caution that, over the next decade, returns for a balanced portfolio are likely to be moderately below long-run historical averages.

The team s simulations indicate that for the decade ending in 2026, the average annualized return of a 60% stock/40% bond portfolio is likely to be centered in the 3% 5% range after inflation. That s below the actual average after-inflation return of 6% for the same portfolio for the nine decades since 1926.

Ultimately, our global market outlook points toward a somewhat more challenging environment, yet one in which, over time, investors with an appropriate level of discipline, diversification, and patience are likely to be rewarded with reasonable inflation-adjusted returns.

For more information about our expectations and the probability of various outcomes, see 2017
Economic and Market Outlook: Stabilization, Not Stagnation, available at vanguard.com/research.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model® (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from the VCMM are derived from 10,000 simulations for each modeled asset class. Simulations as of September 30, 2016. Results from the model may vary with each use and over time. For more information, see the note at the end of this letter.

6

and the low-interest-rate environment. We don t expect global bond yields to increase materially from year-end 2016 levels.

Our outlook for global equities is annualized returns of 5% 8% over the next decade. This outlook isn t bearish, but is actually fairly positive when you take into account the current low-rate environment. (See the box titled Expect more modest returns, rely on time-tested principles for more.)

Focus on the four keys to investment success

Significant trends often happen gradually. Like shifting tides, they re sometimes barely noticeable at first but ultimately can change the landscape entirely. Other times, apparent trends can end up receding before they have much of a long-term impact. Given the future s inherent unpredictability, it s not reasonable to expect a surefire block-buster revelation from any prognosticator or investment firm.

What to conclude, then? No matter what scenario plays out, we believe investors have the best chance for success if they stay focused on what they can control: their goals, asset allocation, and investment costs, along with the discipline to stick to a plan. As Tim Buckley, our chief investment officer, likes to say, this can be easy to say but harder to do, especially in times of uncertainty. Investors who can stay focused on those four keys will find themselves well-positioned to weather any market.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

January 16, 2017

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.

The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.

The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard s Investment Strategy Group. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

7

Short-Term Bond Index Fund

Fund Profile
As of December 31, 2016

Share-Class Characteristics
	Investor		Admiral	Institutional	Institutional
	Shares	ETF Shares	Shares	Shares	Plus Shares
Ticker Symbol	VBISX	BSV	VBIRX	VBITX	VBIPX
Expense Ratio[1]	0.16%	0.09%	0.09%	0.06%	0.04%
30-Day SEC Yield	1.61%	1.69%	1.70%	1.70%	1.71%

Financial Attributes

		Bloomberg
		Barclays
		1 5 Year	Bloomberg
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	2,420	3,058	10,054
Yield to Maturity
(before expenses)	1.7%	1.7%	2.6%
Average Coupon	1.9%	2.2%	3.0%
Average Duration	2.8 years	2.8 years	6.0 years
Average Effective
Maturity	2.9 years	2.9 years	8.2 years
Short-Term
Reserves	0.6%	-	-

Sector Diversification (% of portfolio)
Finance			11.5%
Foreign			7.8
Industrial			14.8
Treasury/Agency			64.4
Utilities			1.4
Other			0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays
	1 5 Year
	Gov/	Bloomberg
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.84
Beta	1.03	0.42

These measures show the degree and timing of the fund s
fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	64.4%
Aaa	5.7
Aa	5.5
A	11.8
Baa	12.6

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.8%
1 - 3 Years	55.3
3 - 5 Years	42.9

1 The expense ratios shown are from the prospectus dated April 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the expense ratios were 0.15% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares.

8

Short-Term Bond Index Fund

Investment Focus

9

Short-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2006, Through December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2016

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Bond Index Fund Investor
Shares	1.41%	1.08%	2.90%	$13,311
Spliced Bloomberg Barclays U.S. 1 5
Year Government/Credit Float Adjusted
Index	1.57	1.30	3.05	13,507
1 5 Year Investment-Grade Debt Funds
Average	2.14	1.51	2.26	12,502
Spliced Bloomberg Barclays U.S.
Aggregate Float Adjusted Index	2.75	2.24	4.36	15,323

For a benchmark description, see the Glossary.
1 5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/3/2007)	Investment
Short-Term Bond Index Fund
ETF Shares Net Asset Value	1.42%	1.17%	2.91%	$13,222
Spliced Bloomberg Barclays U.S. 1 5 Year
Government/Credit Float Adjusted Index	1.57	1.30	2.97	13,305
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	2.75	2.24	4.32	15,099

"Since Inception" performance is calculated from the ETF Shares inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Short-Term Bond Index Fund

		Average Annual Total Returns
	Periods Ended December 31, 2016
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Bond Index Fund Admiral Shares	1.49%	1.18%	3.00%	$13,435
Spliced Bloomberg Barclays U.S. 1 5 Year
Government/Credit Float Adjusted Index	1.57	1.30	3.05	13,507
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	2.75	2.24	4.36	15,323

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(9/27/2011)	Investment
Short-Term Bond Index Fund Institutional
Shares	1.51%	1.20%	1.23%	$5,332,973
Bloomberg Barclays U.S. 1 5 Year
Government/Credit Float Adjusted Index	1.57	1.30	1.31	5,354,380
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	2.75	2.24	2.43	5,672,126

"Since Inception" performance is calculated from the Institutional Shares inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(9/29/2011)	Investment
Short-Term Bond Index Fund Institutional Plus
Shares	1.52%	1.22%	1.25%	$106,760,184
Bloomberg Barclays U.S. 1 5 Year
Government/Credit Float Adjusted Index	1.57	1.30	1.31	107,079,570
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	2.75	2.24	2.38	113,137,873

"Since Inception" performance is calculated from the Institutional Plus Shares inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: December 31, 2006, Through December 31, 2016

			Since
	One	Five	Inception
	Year	Years	(4/3/2007)
Short-Term Bond Index Fund ETF Shares Market
Price	1.38%	5.98%	32.24%
Short-Term Bond Index Fund ETF Shares Net Asset
Value	1.42	5.99	32.22
Spliced Bloomberg Barclays U.S. 1 5 Year
Government/Credit Float Adjusted Index	1.57	6.66	33.05

"Since Inception" performance is calculated from the ETF Shares inception date for both the fund and its comparative standards.

11

Short-Term Bond Index Fund

Fiscal-Year Total Returns (%): December 31, 2006, Through December 31, 2016
				Spliced
				Bloomberg
				Barclays
				1 5 Year
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	4.79%	2.43%	7.22%	7.27%
2008	3.95	1.48	5.43	5.12
2009	2.91	1.37	4.28	4.62
2010	2.22	1.70	3.92	4.08
2011	1.85	1.11	2.96	3.13
2012	1.46	0.49	1.95	2.24
2013	1.10	-1.03	0.07	0.29
2014	1.11	0.05	1.16	1.43
2015	1.23	-0.38	0.85	0.97
2016	1.39	0.02	1.41	1.57
For a benchmark description, see the Glossary.

12

Short-Term Bond Index Fund

Financial Statements

Statement of Net Assets Investments Summary

As of December 31, 2016

This Statement summarizes the fund s holdings by asset type. Details are reported for each of the fund s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund s Forms N-Q on the SEC s website. Forms N-Q may also be reviewed and copied at the SEC s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	1.250%	10/31/21	746,971	723,860	1.6%
United States Treasury Note/Bond	1.500%	11/30/19	677,865	679,031	1.5%
United States Treasury Note/Bond	1.250%	3/31/21	689,875	673,380	1.5%
United States Treasury Note/Bond	1.375%	8/31/20	665,805	658,521	1.4%
United States Treasury Note/Bond	1.625%	11/30/20	656,725	653,645	1.4%
United States Treasury Note/Bond	2.000%	12/31/21	650,000	651,827	1.4%
United States Treasury Note/Bond	1.125%	8/31/21	651,438	629,041	1.4%
United States Treasury Note/Bond	1.250%	11/30/18	604,864	605,620	1.3%
United States Treasury Note/Bond	1.375%	5/31/21	612,595	600,055	1.3%
United States Treasury Note/Bond	1.375%	3/31/20	598,308	595,035	1.3%
United States Treasury Note/Bond	1.125%	9/30/21	591,013	569,772	1.2%
United States Treasury Note/Bond	1.000%	8/15/18	548,419	547,646	1.2%
United States Treasury Note/Bond	1.625%	7/31/20	543,474	542,794	1.2%
United States Treasury Note/Bond	1.375%	2/29/20	536,907	534,222	1.2%
United States Treasury Note/Bond	1.375%	10/31/20	530,380	523,501	1.1%
United States Treasury Note/Bond	1.125%	6/30/21	524,218	507,097	1.1%
United States Treasury Note/Bond	1.625%	8/31/19	491,569	494,872	1.1%
United States Treasury Note/Bond	1.000%	5/31/18	484,735	484,507	1.0%
United States Treasury Note/Bond	1.625%	6/30/19	465,386	468,802	1.0%
United States Treasury Note/Bond	1.000%	9/15/18	443,789	442,817	1.0%
United States Treasury Note/Bond	1.625%	3/31/19	438,740	442,167	1.0%
United States Treasury Note/Bond	1.125%	1/15/19	431,800	430,923	0.9%
United States Treasury Note/Bond	1.250%	1/31/20	433,842	430,519	0.9%
United States Treasury Note/Bond	1.125%	2/28/21	440,910	428,785	0.9%
United States Treasury Note/Bond	1.375%	9/30/20	426,183	421,120	0.9%
United States Treasury Note/Bond	1.500%	5/31/20	418,712	417,209	0.9%
United States Treasury Note/Bond	1.500%	2/28/19	402,200	404,400	0.9%
United States Treasury Note/Bond	1.375%	9/30/18	376,790	378,203	0.8%
United States Treasury Note/Bond	1.500%	5/31/19	366,265	367,924	0.8%
United States Treasury Note/Bond	1.750%	9/30/19	360,741	364,179	0.8%

13

Short-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	1.750%	11/30/21	361,025	358,093	0.8%
United States Treasury Note/Bond	0.875%	5/15/19	344,055	340,669	0.7%
United States Treasury Note/Bond	1.375%	12/15/19	339,365	338,517	0.7%
United States Treasury Note/Bond	1.375%	1/31/21	341,010	335,414	0.7%
United States Treasury Note/Bond	1.000%	10/15/19	334,230	330,627	0.7%
United States Treasury Note/Bond	1.625%	4/30/19	321,394	323,856	0.7%
United States Treasury Note/Bond	1.500%	1/31/19	322,060	323,822	0.7%
United States Treasury Note/Bond	1.500%	10/31/19	316,866	317,607	0.7%
United States Treasury Note/Bond	0.875%	7/15/18	315,960	314,924	0.7%
United States Treasury Note/Bond	1.000%	11/30/18	312,236	311,212	0.7%
United States Treasury Note/Bond	1.500%	8/31/18	308,780	310,710	0.7%
United States Treasury Note/Bond	1.375%	4/30/20	312,770	310,668	0.7%
United States Treasury Note/Bond	0.750%	2/15/19	307,354	304,280	0.7%
United States Treasury Note/Bond	1.625%	7/31/19	294,605	296,632	0.6%
United States Treasury Note/Bond	1.000%	3/15/18	296,384	296,475	0.6%
United States Treasury Note/Bond	0.875%	4/15/19	291,295	288,609	0.6%
United States Treasury Note/Bond	1.125%	7/31/21	293,645	283,643	0.6%
United States Treasury Note/Bond	0.750%	7/15/19	262,013	258,206	0.6%
United States Treasury Note/Bond	1.000%	5/15/18	254,995	254,916	0.6%
United States Treasury Note/Bond	1.375%	6/30/18	253,390	254,578	0.6%
1 United States Treasury
Note/Bond	0.625% 9.125%	12/15/17 9/30/21	5,668,926	5,672,994	12.3%
				27,497,926	59.7%
Agency Bonds and Notes
2 Federal Home Loan Banks	0.625% 5.625%	3/9/18 11/29/21	650,585	656,984	1.4%
3 Federal Home Loan
Mortgage Corp.	0.750% 4.875%	1/12/18 8/12/21	528,801	528,198	1.2%
3 Federal National
Mortgage Assn.	0.000% 1.875%	2/8/18 10/7/21	838,520	833,096	1.8%
Agency Bonds and Notes Other				135,248	0.3%
				2,153,526	4.7%
Total U.S. Government and Agency Obligations (Cost $29,861,542)				29,651,452	64.4%
Corporate Bonds
Finance
4 Banking				4,207,538	9.1%
Brokerage				100,284	0.2%
4 Finance Companies				210,756	0.5%
Insurance				479,179	1.0%
Real Estate Investment Trusts				232,134	0.5%
				5,229,891	11.3%
Industrial
4 Basic Industry				296,821	0.6%
4 Capital Goods				627,055	1.4%
4 Communication				864,682	1.9%
Consumer Cyclical				979,474	2.1%
4 Consumer Noncyclical				1,846,628	4.0%
Energy				996,300	2.2%
Other Industrial				3,576	0.0%
4 Technology				960,054	2.1%
Transportation				137,500	0.3%
				6,712,090	14.6%

14

Short-Term Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
Utilities
4	Electric				596,886	1.3%
	Natural Gas				52,345	0.1%
	Other Utility				214	0.0%
					649,445	1.4%
Total Corporate Bonds (Cost $12,613,806)					12,591,426	27.3%
Sovereign Bonds
	European Investment Bank	1.000% 4.000%	8/17/17 10/15/21	525,050	522,576	1.2%
	FMS Wertmanagement
	AoeR	1.000% 1.750%	7/30/18 3/17/20	55,400	54,999	0.1%
	International Bank for
	Reconstruction
	& Development	0.875% 2.250%	4/17/17 9/20/21	418,875	415,421	0.9%
	International Finance Corp.	0.875% 1.750%	4/24/17 7/16/20	97,150	96,783	0.2%
5	KFW	0.875% 4.875%	1/26/18 8/25/21	551,265	553,301	1.2%
5	Kreditanstalt fuer
	Wiederaufbau	1.250% 2.000%	9/30/19 11/30/21	60,000	59,464	0.1%
4	Sovereign Bonds
	(U.S. Dollar-Denominated) Other				1,819,835	4.0%
Total Sovereign Bonds (Cost $3,545,395)					3,522,379	7.7%
Taxable Municipal Bonds (Cost $66,474)					66,549	0.1%

				Shares
Temporary Cash Investment
Money Market Fund
6	Vanguard Market Liquidity Fund
	(Cost $285,052)	0.823%		2,850,232	285,052	0.6%
Total Investments (Cost $46,372,269)					46,116,858	100.1%

					Amount
					($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard					3,483
Receivables for Investment Securities Sold					750,097
Receivables for Accrued Income					240,909
Receivables for Capital Shares Issued					46,531
Other Assets					10,961
Total Other Assets					1,051,981	2.3%
Liabilities
Payables for Investment Securities Purchased					(1,024,683)
Payables for Capital Shares Redeemed					(45,223)
Payables for Distributions					(3,814)
Payables to Vanguard					(17,295)
Other Liabilities					(2,723)
Total Liabilities					(1,093,738)	(2.4%)
Net Assets					46,075,101	100.0%

15

Short-Term Bond Index Fund

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	46,330,171
Undistributed Net Investment Income	133
Accumulated Net Realized Gains	280
Unrealized Appreciation (Depreciation)
Investment Securities	(255,411)
Futures Contracts	(72)
Net Assets	46,075,101

Investor Shares Net Assets
Applicable to 178,876,606 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,865,256
Net Asset Value Per Share Investor Shares	$10.43

ETF Shares Net Assets
Applicable to 246,412,541 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,576,212
Net Asset Value Per Share ETF Shares	$79.44

Admiral Shares Net Assets
Applicable to 1,470,570,517 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	15,334,515
Net Asset Value Per Share Admiral Shares	$10.43

Institutional Shares Net Assets
Applicable to 475,993,530 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,963,478
Net Asset Value Per Share Institutional Shares	$10.43

Institutional Plus Shares Net Assets
Applicable to 415,784,738 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,335,640
Net Asset Value Per Share Institutional Plus Shares	$10.43

" See Note A in Notes to Financial Statements.
Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Securities with a value of $197,000 have been segregated as initial margin for open futures contracts.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Certain of the fund s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the aggregate value of these securities was $191,776,000, representing 0.4% of net assets.
5 Guaranteed by the Federal Republic of Germany.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Short-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Interest[1]	688,823
Total Income	688,823
Expenses
The Vanguard Group Note B
Investment Advisory Services	1,183
Management and Administrative Investor Shares	2,726
Management and Administrative ETF Shares	10,846
Management and Administrative Admiral Shares	8,186
Management and Administrative Institutional Shares	2,067
Management and Administrative Institutional Plus Shares	1,337
Marketing and Distribution Investor Shares	552
Marketing and Distribution ETF Shares	1,086
Marketing and Distribution Admiral Shares	1,656
Marketing and Distribution Institutional Shares	160
Marketing and Distribution Institutional Plus Shares	59
Custodian Fees	242
Auditing Fees	49
Shareholders Reports Investor Shares	38
Shareholders Reports ETF Shares	421
Shareholders Reports Admiral Shares	268
Shareholders Reports Institutional Shares	24
Shareholders Reports Institutional Plus Shares	18
Trustees Fees and Expenses	35
Total Expenses	30,953
Net Investment Income	657,870
Realized Net Gain (Loss)
Investment Securities Sold[1]	30,727
Futures Contracts	(30)
Realized Net Gain (Loss)	30,697
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(90,873)
Futures Contracts	(72)
Change in Unrealized Appreciation (Depreciation)	(90,945)
Net Increase (Decrease) in Net Assets Resulting from Operations	597,622

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $970,000 and $7,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Short-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	657,870	528,106
Realized Net Gain (Loss)	30,697	46,704
Change in Unrealized Appreciation (Depreciation)	(90,945)	(219,526)
Net Increase (Decrease) in Net Assets Resulting from Operations	597,622	355,284
Distributions
Net Investment Income
Investor Shares	(31,484)	(30,328)
ETF Shares	(273,260)	(213,621)
Admiral Shares	(223,480)	(183,186)
Institutional Shares	(71,972)	(59,798)
Institutional Plus Shares	(57,728)	(41,145)
Realized Capital Gain[1]
Investor Shares	(350)	(2,326)
ETF Shares	(3,210)	(16,283)
Admiral Shares	(2,498)	(13,790)
Institutional Shares	(808)	(4,296)
Institutional Plus Shares	(660)	(3,151)
Total Distributions	(665,450)	(567,924)
Capital Share Transactions
Investor Shares	(440,155)	(350,525)
ETF Shares	2,206,833	1,832,192
Admiral Shares	691,272	1,526,203
Institutional Shares	466,961	22,761
Institutional Plus Shares	838,693	1,006,832
Net Increase (Decrease) from Capital Share Transactions	3,763,604	4,037,463
Total Increase (Decrease)	3,695,776	3,824,823
Net Assets
Beginning of Period	42,379,325	38,554,502
End of Period[2]	46,075,101	42,379,325

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $3,541,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets End of Period includes undistributed (overdistributed) net investment income of $133,000 and $28,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Short-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.43	$10.48	$10.49	$10.63	$10.61
Investment Operations
Net Investment Income	.146	.130	.116	.116	.153
Net Realized and Unrealized Gain (Loss)
on Investments	.002	(.040)	.005	(.109)	.052
Total from Investment Operations	.148	.090	.121	.007	.205
Distributions
Dividends from Net Investment Income	(.146)	(.130)	(.116)	(.116)	(.153)
Distributions from Realized Capital Gains	(. 002)	(. 010)	(. 015)	(. 031)	(. 032)
Total Distributions	(.148)	(.140)	(.131)	(.147)	(.185)
Net Asset Value, End of Period	$10.43	$10.43	$10.48	$10.49	$10.63

Total Return[1]	1.41%	0.85%	1.16%	0.07%	1.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,865	$2,307	$2,667	$3,003	$3,185
Ratio of Total Expenses to Average Net Assets	0.15%	0.16%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.38%	1.23%	1.10%	1.09%	1.44%
Portfolio Turnover Rate[2]	51%	52%	45%	50%	51%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$79.49	$79.87	$79.89	$80.94	$80.80
Investment Operations
Net Investment Income	1.172	1.039	.959	.950	1.239
Net Realized and Unrealized Gain (Loss)
on Investments	(. 037)	(. 303)	. 094	(. 813)	. 384
Total from Investment Operations	1.135	.736	1.053	.137	1.623
Distributions
Dividends from Net Investment Income	(1.172)	(1.039)	(.959)	(.950)	(1.239)
Distributions from Realized Capital Gains	(. 013)	(. 077)	(.114)	(. 237)	(. 244)
Total Distributions	(1.185)	(1.116)	(1.073)	(1.187)	(1.483)
Net Asset Value, End of Period	$79.44	$79.49	$79.87	$79.89	$80.94

Total Return	1.42%	0.92%	1.32%	0.17%	2.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,576	$17,402	$15,655	$13,926	$9,292
Ratio of Total Expenses to Average Net Assets	0.07%	0.09%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.46%	1.30%	1.20%	1.19%	1.54%
Portfolio Turnover Rate[1]	51%	52%	45%	50%	51%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.43	$10.48	$10.49	$10.63	$10.61
Investment Operations
Net Investment Income	.154	.137	.126	.127	.164
Net Realized and Unrealized Gain (Loss)
on Investments	.002	(.040)	.005	(.109)	.052
Total from Investment Operations	.156	.097	.131	.018	.216
Distributions
Dividends from Net Investment Income	(.154)	(.137)	(.126)	(.127)	(.164)
Distributions from Realized Capital Gains	(. 002)	(. 010)	(. 015)	(. 031)	(. 032)
Total Distributions	(.156)	(.147)	(.141)	(.158)	(.196)
Net Asset Value, End of Period	$10.43	$10.43	$10.48	$10.49	$10.63

Total Return[1]	1.49%	0.92%	1.26%	0.17%	2.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,335	$14,662	$13,212	$5,035	$4,401
Ratio of Total Expenses to Average Net Assets	0.07%	0.09%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.46%	1.30%	1.20%	1.19%	1.54%
Portfolio Turnover Rate[2]	51%	52%	45%	50%	51%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.43	$10.48	$10.49	$10.63	$10.61
Investment Operations
Net Investment Income	.156	.140	.130	.130	.167
Net Realized and Unrealized Gain (Loss)
on Investments	.002	(.040)	.005	(.109)	.052
Total from Investment Operations	.158	.100	.135	.021	.219
Distributions
Dividends from Net Investment Income	(.156)	(.140)	(.130)	(.130)	(.167)
Distributions from Realized Capital Gains	(. 002)	(. 010)	(. 015)	(. 031)	(. 032)
Total Distributions	(.158)	(.150)	(.145)	(.161)	(.199)
Net Asset Value, End of Period	$10.43	$10.43	$10.48	$10.49	$10.63

Total Return	1.51%	0.95%	1.29%	0.20%	2.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,963	$4,506	$4,505	$3,282	$2,652
Ratio of Total Expenses to Average Net Assets	0.05%	0.06%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	1.48%	1.33%	1.23%	1.22%	1.57%
Portfolio Turnover Rate[1]	51%	52%	45%	50%	51%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.43	$10.48	$10.49	$10.63	$10.61
Investment Operations
Net Investment Income	.158	.142	.132	.132	.169
Net Realized and Unrealized Gain (Loss)
on Investments	.002	(.040)	.005	(.109)	.052
Total from Investment Operations	.160	.102	.137	.023	.221
Distributions
Dividends from Net Investment Income	(.158)	(.142)	(.132)	(.132)	(.169)
Distributions from Realized Capital Gains	(. 002)	(. 010)	(. 015)	(. 031)	(. 032)
Total Distributions	(.160)	(.152)	(.147)	(.163)	(. 201)
Net Asset Value, End of Period	$10.43	$10.43	$10.48	$10.49	$10.63

Total Return	1.52%	0.97%	1.31%	0.22%	2.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,336	$3,502	$2,515	$1,868	$1,103
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	1.49%	1.35%	1.25%	1.24%	1.59%
Portfolio Turnover Rate[1]	51%	52%	45%	50%	51%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund s investments are in corporate debt instruments; the issuers abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, and Institutional Plus Shares. Investor Shares are available to any investor who meets the fund s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund s pricing time but after the close of the securities primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

24

Short-Term Bond Index Fund

During the year ended December 31, 2016, the fund s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund s tax positions taken for all open federal income tax years (December 31, 2013 2016), and has concluded that no provision for federal income tax is required in the fund s financial statements.

4. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group ( Vanguard ) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund s board of trustees and included in Management and Administrative expenses on the fund s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

25

Short-Term Bond Index Fund

B. In accordance with the terms of a Funds Service Agreement (the FSA ) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the fund had contributed to Vanguard capital in the amount of $3,483,000, representing 0.01% of the fund s net assets and 1.39% of Vanguard s capitalization. The fund s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 Quoted prices in active markets for identical securities.
Level 2 Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 Significant unobservable inputs (including the fund s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	-	29,651,452	-
Corporate Bonds	-	12,591,426	-
Sovereign Bonds	-	3,522,379	-
Taxable Municipal Bonds	-	66,549	-
Temporary Cash Investments	285,052	-	-
Futures Contracts Assets[1]	23	-	-
Total	285,075	45,831,806	-
1 Represents variation margin on the last day of the reporting period.

26

Short-Term Bond Index Fund

D. At December 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2017	143	16,826	(72)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2016, the fund realized $18,244,000 of net capital gains resulting from in-kind redemptions in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $4,647,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at December 31, 2016, the fund had $208,000 of short-term capital gains available for distribution.

At December 31, 2016, the cost of investment securities for tax purposes was $46,372,269,000. Net unrealized depreciation of investment securities for tax purposes was $255,411,000, consisting of unrealized gains of $73,491,000 on securities that had risen in value since their purchase and $328,902,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2016, the fund purchased $7,308,070,000 of investment securities and sold $5,150,286,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $21,065,900,000 and $19,269,457,000, respectively. Total purchases and sales include $3,746,722,000 and $1,581,189,000, respectively, in connection with in-kind purchases and redemptions of the fund s capital shares.

27

Short-Term Bond Index Fund

G. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	626,525	59,436	656,917	62,463
Issued in Lieu of Cash Distributions	27,845	2,641	28,303	2,692
Redeemed	(1,094,525)	(104,304)	(1,035,745)	(98,434)
Net Increase (Decrease) Investor Shares	(440,155)	(42,227)	(350,525)	(33,279)
ETF Shares
Issued	3,809,911	47,400	3,163,771	39,500
Issued in Lieu of Cash Distributions
Redeemed	(1,603,078)	(19,900)	(1,331,579)	(16,600)
Net Increase (Decrease) ETF Shares	2,206,833	27,500	1,832,192	22,900
Admiral Shares
Issued	5,112,939	485,359	5,402,211	513,722
Issued in Lieu of Cash Distributions	195,612	18,559	169,734	16,145
Redeemed	(4,617,279)	(438,600)	(4,045,742)	(384,837)
Net Increase (Decrease) Admiral Shares	691,272	65,318	1,526,203	145,030
Institutional Shares
Issued	2,064,165	195,911	2,055,471	195,516
Issued in Lieu of Cash Distributions	67,338	6,389	58,533	5,567
Redeemed	(1,664,542)	(158,147)	(2,091,243)	(198,930)
Net Increase (Decrease) Institutional Shares	466,961	44,153	22,761	2,153
Institutional Plus Shares
Issued	1,265,556	120,597	1,442,064	137,165
Issued in Lieu of Cash Distributions	53,256	5,053	39,926	3,799
Redeemed	(480,119)	(45,541)	(475,158)	(45,207)
Net Increase (Decrease) Institutional Plus Shares	838,693	80,109	1,006,832	95,757

H. Management has determined that no material events or transactions occurred subsequent to
December 31, 2016, that would require recognition or disclosure in these financial statements.

28

Intermediate-Term Bond Index Fund

Fund Profile
As of December 31, 2016

Share-Class Characteristics
	Investor		Admiral	Institutional	Institutional
	Shares	ETF Shares	Shares	Shares	Plus Shares
Ticker Symbol	VBIIX	BIV	VBILX	VBIMX	VBIUX
Expense Ratio[1]	0.16%	0.09%	0.09%	0.06%	0.04%
30-Day SEC Yield	2.77%	2.85%	2.86%	2.86%	2.87%

Financial Attributes

		Bloomberg
		Barclays
		5 10 Year	Bloomberg
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index

Number of Bonds	1,958	2,115	10,054

Yield to Maturity
(before expenses)	2.8%	2.8%	2.6%

Average Coupon	2.8%	2.8%	3.0%

Average Duration	6.5 years	6.5 years	6.0 years

Average Effective
Maturity	7.2 years	7.2 years	8.2 years

Short-Term
Reserves	0.3%	-	-

Sector Diversification (% of portfolio)
Finance	14.3%
Foreign	6.2
Industrial	25.8
Treasury/Agency	51.2
Utilities	2.4
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays
	5 10 Year
	Gov/	Bloomberg
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.98
Beta	1.04	1.38

These measures show the degree and timing of the fund s
fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)

U.S. Government	51.2%
Aaa	2.8
Aa	4.4
A	16.6
Baa	25.0

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
3 - 5 Years	2.5
5 - 10 Years	97.2
10 - 20 Years	0.1

1 The expense ratios shown are from the prospectus dated April 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the expense ratios were 0.15% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, 0.05% for
Institutional Shares, and 0.04% for Institutional Plus Shares.

29

Intermediate-Term Bond Index Fund

Investment Focus

30

Intermediate-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2006, Through December 31, 2016
Initial Investment of $10,000

For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

	Average Annual Total Returns
	Periods Ended December 31, 2016

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Bond Index Fund
Investor Shares	2.75%	2.76%	5.27%	$16,715
Spliced Bloomberg Barclays U.S. 5 10
Year Government/Credit Float Adjusted
Index	3.10	2.96	5.37	16,879
Spliced Intermediate Investment-Grade
Debt Funds Average	3.03	2.60	3.83	14,558
Spliced Bloomberg Barclays U.S.
Aggregate Float Adjusted Index	2.75	2.24	4.36	15,323

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/3/2007)	Investment
Intermediate-Term Bond Index Fund
ETF Shares Net Asset Value	2.86%	2.86%	5.34%	$16,608
Spliced Bloomberg Barclays U.S. 5 10 Year
Government/Credit Float Adjusted Index	3.10	2.96	5.35	16,618
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	2.75	2.24	4.32	15,099

"Since Inception" performance is calculated from the ETF Shares inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

31

Intermediate-Term Bond Index Fund

		Average Annual Total Returns
	Periods Ended December 31, 2016
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Bond Index Fund Admiral
Shares	2.83%	2.85%	5.37%	$16,871
Spliced Bloomberg Barclays U.S. 5 10 Year
Government/Credit Float Adjusted Index	3.10	2.96	5.37	16,879
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	2.75	2.24	4.36	15,323

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Intermediate-Term Bond Index Fund
Institutional Shares	2.85%	2.88%	5.40%	$8,463,807
Spliced Bloomberg Barclays U.S. 5 10 Year
Government/Credit Float Adjusted Index	3.10	2.96	5.37	8,439,251
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	2.75	2.24	4.36	7,661,602

			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(11/30/2011)	Investment
Intermediate-Term Bond Index Fund
Institutional Plus Shares	2.86%	2.90%	3.22%	$117,483,875
Bloomberg Barclays U.S. 5 10 Year
Government/Credit Float Adjusted Index	3.10	2.96	3.25	117,650,805
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	2.75	2.24	2.43	112,973,607

"Since Inception" performance is calculated from the Institutional Plus Shares inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: April 3, 2007, Through December 31, 2016

			Since
	One	Five	Inception
	Year	Years	(4/3/2007)
Intermediate-Term Bond Index Fund ETF Shares
Market Price	2.96%	15.01%	66.37%
Intermediate-Term Bond Index Fund ETF Shares
Net Asset Value	2.86	15.13	66.08
Spliced Bloomberg Barclays U.S. 5 10 Year
Government/Credit Float Adjusted Index	3.10	15.68	66.18

"Since Inception" performance is calculated from the ETF Shares inception date for both the fund and its comparative standards.

32

Intermediate-Term Bond Index Fund

Fiscal-Year Total Returns (%): December 31, 2006, Through December 31, 2016
				Spliced
				Bloomberg
				Barclays
				5 10 Year
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	5.17%	2.44%	7.61%	7.55%
2008	4.93	0.00	4.93	5.06
2009	4.69	2.10	6.79	6.50
2010	4.26	5.11	9.37	9.44
2011	4.01	6.61	10.62	10.79
2012	3.23	3.68	6.91	7.22
2013	2.71	-6.25	-3.54	-3.37
2014	2.91	3.94	6.85	6.91
2015	2.62	-1.41	1.21	1.28
2016	2.52	0.23	2.75	3.10
For a benchmark description, see the Glossary.

33

Intermediate-Term Bond Index Fund

Financial Statements

Statement of Net Assets Investments Summary

As of December 31, 2016

This Statement summarizes the fund s holdings by asset type. Details are reported for each of the fund s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund s Forms N-Q on the SEC s website. Forms N-Q may also be reviewed and copied at the SEC s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	1.750%	5/15/23	818,790	796,527	2.8%
United States Treasury Note/Bond	2.500%	8/15/23	740,860	753,247	2.6%
United States Treasury Note/Bond	2.750%	11/15/23	679,667	701,226	2.4%
United States Treasury Note/Bond	1.625%	5/15/26	646,743	602,279	2.1%
United States Treasury Note/Bond	1.625%	2/15/26	638,039	595,271	2.1%
United States Treasury Note/Bond	2.125%	5/15/25	592,660	580,345	2.0%
United States Treasury Note/Bond	2.000%	11/15/26	585,372	562,414	2.0%
United States Treasury Note/Bond	2.500%	5/15/24	534,949	542,390	1.9%
United States Treasury Note/Bond	2.000%	8/15/25	519,017	502,066	1.7%
United States Treasury Note/Bond	1.500%	8/15/26	543,841	499,485	1.7%
United States Treasury Note/Bond	2.250%	11/15/25	482,252	475,472	1.7%
United States Treasury Note/Bond	2.375%	8/15/24	419,451	420,957	1.5%
United States Treasury Note/Bond	2.000%	11/30/22	417,240	414,111	1.4%
United States Treasury Note/Bond	2.250%	11/15/24	414,024	411,047	1.4%
United States Treasury Note/Bond	2.000%	2/15/25	421,836	410,104	1.4%
United States Treasury Note/Bond	2.125%	11/30/23	391,840	388,839	1.3%
United States Treasury Note/Bond	1.750%	4/30/22	331,630	326,758	1.1%
United States Treasury Note/Bond	2.750%	2/15/24	302,773	312,425	1.1%
United States Treasury Note/Bond	1.625%	11/15/22	293,185	285,122	1.0%
United States Treasury Note/Bond	1.375%	8/31/23	297,275	281,389	1.0%
United States Treasury Note/Bond	1.625%	5/31/23	262,300	253,162	0.9%
United States Treasury Note/Bond	1.875%	8/31/22	251,564	248,420	0.9%
United States Treasury Note/Bond	1.750%	1/31/23	240,440	234,730	0.8%
United States Treasury Note/Bond	1.750%	3/31/22	227,992	224,787	0.8%
United States Treasury Note/Bond	1.750%	5/15/22	216,535	213,185	0.7%
United States Treasury Note/Bond	1.875%	11/30/21	208,158	207,377	0.7%
United States Treasury Note/Bond	2.000%	2/15/23	207,020	205,144	0.7%
United States Treasury Note/Bond	2.000%	7/31/22	201,200	200,256	0.7%
United States Treasury Note/Bond	1.750%	2/28/22	200,611	198,041	0.7%

34

Intermediate-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	1.625%	8/15/22	201,817	196,677	0.7%
United States Treasury Note/Bond	1.250%	7/31/23	208,430	195,989	0.7%
United States Treasury Note/Bond	2.125%	12/31/21	191,584	193,052	0.7%
United States Treasury Note/Bond	1.375%	9/30/23	202,400	191,458	0.7%
United States Treasury Note/Bond	1.500%	1/31/22	188,100	183,691	0.6%
United States Treasury Note/Bond	1.875%	5/31/22	177,170	175,591	0.6%
United States Treasury Note/Bond	1.500%	2/28/23	155,120	149,036	0.5%
United States Treasury Note/Bond	1.500%	3/31/23	153,035	146,914	0.5%
United States Treasury Note/Bond	1.375%	6/30/23	145,120	137,706	0.5%
United States Treasury Note/Bond	2.250%	12/31/23	128,500	128,420	0.4%
United States Treasury Note/Bond	2.000%	2/15/22	128,058	128,137	0.4%
United States Treasury Note/Bond	1.750%	9/30/22	107,965	105,823	0.4%
United States Treasury Note/Bond	2.125%	12/31/22	100,274	100,118	0.3%
United States Treasury Note/Bond	6.250%	8/15/23	76,500	95,517	0.3%
United States Treasury Note/Bond	2.125%	6/30/22	90,130	90,355	0.3%
United States Treasury Note/Bond	1.875%	10/31/22	76,915	75,821	0.3%
United States Treasury Note/Bond	3.125%	5/15/21	71,573	75,364	0.3%
United States Treasury Note/Bond	1.750%	11/30/21	75,500	74,887	0.3%
United States Treasury
Note/Bond	1.625% 7.250%	2/15/21 10/31/23	125,355	135,144	0.5%
				14,426,276	50.1%
Agency Bonds and Notes
1 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	107,130	108,679	0.4%
1 Federal National Mortgage Assn.	2.625%	9/6/24	79,295	79,873	0.3%
Agency Bonds and Notes Other				178,804	0.6%
				367,356	1.3%
Total U.S. Government and Agency Obligations (Cost $15,123,237)				14,793,632	51.4%
Corporate Bonds
Finance
Banking
JPMorgan Chase & Co.	2.700% 4.500%	1/24/22 12/15/26	294,982	296,742	1.0%
2 Banking Other				2,297,765	8.0%
Brokerage				167,618	0.6%
Finance Companies				77,723	0.3%
Insurance				593,971	2.0%
Other Finance				1,336	0.0%
2 Real Estate Investment Trusts				605,168	2.1%
				4,040,323	14.0%
Industrial
2 Basic Industry				389,944	1.3%
2 Capital Goods				564,901	2.0%
2 Communication				923,002	3.2%
Consumer Cyclical				886,635	3.1%
Consumer Noncyclical
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	91,017	92,282	0.3%
2 Consumer Noncyclical Other				1,950,199	6.8%
2 Energy				1,155,897	4.0%
Other Industrial				32,586	0.1%
2 Technology				1,030,613	3.6%
Transportation				257,851	0.9%
				7,283,910	25.3%

35

Intermediate-Term Bond Index Fund

			Market	Percentage
			Value	of Net
			($000)	Assets
Utilities
2 Electric			620,777	2.2%
Natural Gas			46,499	0.2%
Other Utility			10,685	0.0%
			677,961	2.4%
Total Corporate Bonds (Cost $12,054,752)			12,002,194	41.7%
[2]Sovereign Bonds (Cost $1,732,484)			1,702,458	5.9%
Taxable Municipal Bonds (Cost $53,036)			52,759	0.2%

	Coupon	Shares
Temporary Cash Investment
Money Market Fund
3 Vanguard Market Liquidity Fund
(Cost $72,773)	0.823%	727,677	72,775	0.3%
Total Investments (Cost $29,036,282)			28,623,818	99.5%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			2,175
Receivables for Investment Securities Sold			389,706
Receivables for Accrued Income			205,969
Receivables for Capital Shares Issued			30,782
Other Assets			5,660
Total Other Assets			634,292	2.2%
Liabilities
Payables for Investment Securities Purchased			(398,475)
Payables for Capital Shares Redeemed			(67,264)
Payables for Distributions			(5,756)
Payables to Vanguard			(13,318)
Other Liabilities			(1,954)
Total Liabilities			(486,767)	(1.7%)
Net Assets			28,771,343	100.0%

36

Intermediate-Term Bond Index Fund

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	29,186,413
Overdistributed Net Investment Income	(317)
Accumulated Net Realized Losses	(2,289)
Unrealized Appreciation (Depreciation)	(412,464)
Net Assets	28,771,343

Investor Shares Net Assets
Applicable to 130,968,111 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,472,326
Net Asset Value Per Share Investor Shares	$11.24

ETF Shares Net Assets
Applicable to 135,654,060 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,240,647
Net Asset Value Per Share ETF Shares	$82.86

Admiral Shares Net Assets
Applicable to 1,063,383,009 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,954,425
Net Asset Value Per Share Admiral Shares	$11.24

Institutional Shares Net Assets
Applicable to 233,578,083 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,625,808
Net Asset Value Per Share Institutional Shares	$11.24

Institutional Plus Shares Net Assets
Applicable to 131,484,895 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,478,137
Net Asset Value Per Share Institutional Plus Shares	$11.24

" See Note A in Notes to Financial Statements.
Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 Certain of the fund s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the aggregate value of these securities was $192,580,000, representing 0.7% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

37

Intermediate-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Interest[1]	703,814
Total Income	703,814
Expenses
The Vanguard Group Note B
Investment Advisory Services	711
Management and Administrative Investor Shares	1,718
Management and Administrative ETF Shares	5,532
Management and Administrative Admiral Shares	6,357
Management and Administrative Institutional Shares	1,083
Management and Administrative Institutional Plus Shares	446
Marketing and Distribution Investor Shares	362
Marketing and Distribution ETF Shares	798
Marketing and Distribution Admiral Shares	1,262
Marketing and Distribution Institutional Shares	84
Marketing and Distribution Institutional Plus Shares	25
Custodian Fees	150
Auditing Fees	47
Shareholders Reports Investor Shares	123
Shareholders Reports ETF Shares	209
Shareholders Reports Admiral Shares	65
Shareholders Reports Institutional Shares	46
Shareholders Reports Institutional Plus Shares	2
Trustees Fees and Expenses	20
Total Expenses	19,040
Net Investment Income	684,774
Realized Net Gain (Loss) on Investment Securities Sold	149,012
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(321,096)
Net Increase (Decrease) in Net Assets Resulting from Operations	512,690

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $682,000 and $11,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Intermediate-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	684,774	546,097
Realized Net Gain (Loss)	149,012	124,806
Change in Unrealized Appreciation (Depreciation)	(321,096)	(480,345)
Net Increase (Decrease) in Net Assets Resulting from Operations	512,690	190,558
Distributions
Net Investment Income
Investor Shares	(37,231)	(39,172)
ETF Shares	(249,294)	(166,921)
Admiral Shares	(297,013)	(259,863)
Institutional Shares	(68,012)	(59,475)
Institutional Plus Shares	(33,545)	(20,662)
Realized Capital Gain[1]
Investor Shares	(5,915)	(4,780)
ETF Shares	(45,255)	(25,139)
Admiral Shares	(47,835)	(33,743)
Institutional Shares	(10,633)	(8,007)
Institutional Plus Shares	(5,863)	(3,358)
Total Distributions	(800,596)	(621,120)
Capital Share Transactions
Investor Shares	83,064	(127,837)
ETF Shares	3,824,729	2,860,225
Admiral Shares	1,990,311	1,328,327
Institutional Shares	242,995	836,595
Institutional Plus Shares	435,320	781,935
Net Increase (Decrease) from Capital Share Transactions	6,576,419	5,679,245
Total Increase (Decrease)	6,288,513	5,248,683
Net Assets
Beginning of Period	22,482,830	17,234,147
End of Period[2]	28,771,343	22,482,830

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $511,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets End of Period includes undistributed (overdistributed) net investment income of ($317,000) and $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Intermediate-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.26	$11.46	$11.09	$11.96	$11.77
Investment Operations
Net Investment Income	.289	.302	.316	.329	.370
Net Realized and Unrealized Gain (Loss)
on Investments	.025	(.162)	.437	(.745)	.432
Total from Investment Operations	.314	.140	.753	(.416)	.802
Distributions
Dividends from Net Investment Income	(. 289)	(. 302)	(. 316)	(. 329)	(. 370)
Distributions from Realized Capital Gains	(. 045)	(. 038)	(. 067)	(.125)	(. 242)
Total Distributions	(. 334)	(. 340)	(. 383)	(. 454)	(. 612)
Net Asset Value, End of Period	$11.24	$11.26	$11.46	$11.09	$11.96

Total Return[1]	2.75%	1.21%	6.85%	-3.54%	6.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,472	$1,397	$1,551	$1,558	$2,120
Ratio of Total Expenses to Average Net Assets	0.15%	0.16%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.48%	2.62%	2.76%	2.84%	3.07%
Portfolio Turnover Rate[2]	57%	51%	60%	70%	65%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Intermediate-Term Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$82.95	$84.41	$81.65	$88.07	$86.63
Investment Operations
Net Investment Income	2.163	2.227	2.403	2.523	2.764
Net Realized and Unrealized Gain (Loss)
on Investments	.244	(1.177)	3.254	(5.499)	3.225
Total from Investment Operations	2.407	1.050	5.657	(2.976)	5.989
Distributions
Dividends from Net Investment Income	(2.163)	(2.227)	(2.403)	(2.523)	(2.764)
Distributions from Realized Capital Gains	(. 334)	(. 283)	(. 494)	(. 921)	(1.785)
Total Distributions	(2.497)	(2.510)	(2.897)	(3.444)	(4.549)
Net Asset Value, End of Period	$82.86	$82.95	$84.41	$81.65	$88.07

Total Return	2.86%	1.23%	7.00%	-3.44%	7.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,241	$7,569	$4,858	$3,695	$4,356
Ratio of Total Expenses to Average Net Assets	0.07%	0.09%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.56%	2.69%	2.86%	2.94%	3.17%
Portfolio Turnover Rate[1]	57%	51%	60%	70%	65%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Intermediate-Term Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.26	$11.46	$11.09	$11.96	$11.77
Investment Operations
Net Investment Income	.299	.309	.327	.340	.381
Net Realized and Unrealized Gain (Loss)
on Investments	.025	(.162)	.437	(.745)	.432
Total from Investment Operations	.324	.147	.764	(.405)	.813
Distributions
Dividends from Net Investment Income	(. 299)	(. 309)	(. 327)	(. 340)	(. 381)
Distributions from Realized Capital Gains	(. 045)	(. 038)	(. 067)	(.125)	(. 242)
Total Distributions	(. 344)	(. 347)	(. 394)	(. 465)	(. 623)
Net Asset Value, End of Period	$11.24	$11.26	$11.46	$11.09	$11.96

Total Return[1]	2.83%	1.27%	6.96%	-3.45%	7.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,954	$10,061	$8,922	$5,320	$6,252
Ratio of Total Expenses to Average Net Assets	0.07%	0.09%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.56%	2.69%	2.86%	2.94%	3.17%
Portfolio Turnover Rate[2]	57%	51%	60%	70%	65%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.26	$11.46	$11.09	$11.96	$11.77
Investment Operations
Net Investment Income	.301	.313	.331	.344	.385
Net Realized and Unrealized Gain (Loss)
on Investments	.025	(.162)	.437	(.745)	.432
Total from Investment Operations	.326	.151	.768	(.401)	.817
Distributions
Dividends from Net Investment Income	(. 301)	(. 313)	(. 331)	(. 344)	(. 385)
Distributions from Realized Capital Gains	(. 045)	(. 038)	(. 067)	(.125)	(. 242)
Total Distributions	(. 346)	(. 351)	(. 398)	(. 469)	(. 627)
Net Asset Value, End of Period	$11.24	$11.26	$11.46	$11.09	$11.96

Total Return	2.85%	1.31%	6.99%	-3.42%	7.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,626	$2,399	$1,610	$1,172	$1,154
Ratio of Total Expenses to Average Net Assets	0.05%	0.06%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.58%	2.72%	2.89%	2.97%	3.20%
Portfolio Turnover Rate[1]	57%	51%	60%	70%	65%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.26	$11.46	$11.09	$11.96	$11.77
Investment Operations
Net Investment Income	.302	.315	.333	.346	.388
Net Realized and Unrealized Gain (Loss)
on Investments	.025	(.162)	.437	(.745)	.432
Total from Investment Operations	.327	.153	.770	(.399)	.820
Distributions
Dividends from Net Investment Income	(. 302)	(. 315)	(. 333)	(. 346)	(. 388)
Distributions from Realized Capital Gains	(. 045)	(. 038)	(. 067)	(.125)	(. 242)
Total Distributions	(. 347)	(. 353)	(. 400)	(. 471)	(. 630)
Net Asset Value, End of Period	$11.24	$11.26	$11.46	$11.09	$11.96

Total Return	2.86%	1.33%	7.01%	-3.40%	7.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,478	$1,057	$293	$216	$239
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	2.59%	2.74%	2.91%	2.99%	3.22%
Portfolio Turnover Rate[1]	57%	51%	60%	70%	65%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Intermediate-Term Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund s investments are in corporate debt instruments; the issuers abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, and Institutional Plus Shares. Investor Shares are available to any investor who meets the fund s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund s pricing time but after the close of the securities primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund s tax positions taken for all open federal income tax years (December 31, 2013 2016), and has concluded that no provision for federal income tax is required in the fund s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group ( Vanguard ) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund s board of trustees and included in Management and Administrative expenses on the fund s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

45

Intermediate-Term Bond Index Fund

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds Service Agreement (the FSA ) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the fund had contributed to Vanguard capital in the amount of $2,175,000, representing 0.01% of the fund s net assets and 0.87% of Vanguard s capitalization. The fund s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 Quoted prices in active markets for identical securities.
Level 2 Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 Significant unobservable inputs (including the fund s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	-	14,793,632	-
Corporate Bonds	-	12,002,194	-
Sovereign Bonds	-	1,702,458	-
Taxable Municipal Bonds	-	52,759	-
Temporary Cash Investments	72,775		-
Total	72,775	28,551,043	-

46

Intermediate-Term Bond Index Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2016, the fund realized $25,328,000 of net capital gains resulting from in-kind redemptions in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $4,710,000 from accumulated net realized losses to paid-in capital.

For tax purposes at December 31, 2016, the fund had short-term capital gains of $158,000 available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes. The fund used capital loss carryforwards of $5,762,000 to offset taxable capital gains realized during the year ended December 31, 2016, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. Capital gains required to be distributed in December 2016 included gains realized through October 31, 2016; subsequently the fund realized losses of $2,447,000 which are deferred and will be treated as realized for tax purposes in 2017.

At December 31, 2016, the cost of investment securities for tax purposes was $29,036,282,000. Net unrealized depreciation of investment securities for tax purposes was $412,464,000, consisting of unrealized gains of $125,718,000 on securities that had risen in value since their purchase and $538,182,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2016, the fund purchased $7,728,185,000 of investment securities and sold $4,396,457,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $14,234,945,000 and $11,111,509,000, respectively. Total purchases and sales include $4,155,670,000 and $460,597,000, respectively, in connection with in-kind purchases and redemptions of the fund s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2016, such purchases and sales were $1,619,477,000 and $3,267,654,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

47

Intermediate-Term Bond Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	545,121	46,831	380,583	33,072
Issued in Lieu of Cash Distributions	40,016	3,458	40,424	3,521
Redeemed	(502,073)	(43,402)	(548,844)	(47,781)
Net Increase (Decrease) Investor Shares	83,064	6,887	(127,837)	(11,188)
ETF Shares
Issued	4,294,489	49,800	3,643,962	42,900
Issued in Lieu of Cash Distributions
Redeemed	(469,760)	(5,400)	(783,737)	(9,200)
Net Increase (Decrease) ETF Shares	3,824,729	44,400	2,860,225	33,700
Admiral Shares
Issued	4,234,295	364,084	3,065,720	266,763
Issued in Lieu of Cash Distributions	297,311	25,703	253,284	22,080
Redeemed	(2,541,295)	(220,040)	(1,990,677)	(173,526)
Net Increase (Decrease) Admiral Shares	1,990,311	169,747	1,328,327	115,317
Institutional Shares
Issued	966,901	83,338	1,146,086	99,666
Issued in Lieu of Cash Distributions	71,755	6,201	59,082	5,153
Redeemed	(795,661)	(69,040)	(368,573)	(32,156)
Net Increase (Decrease) Institutional Shares	242,995	20,499	836,595	72,663
Institutional Plus Shares
Issued	496,792	42,962	813,400	71,027
Issued in Lieu of Cash Distributions	21,893	1,894	13,182	1,153
Redeemed	(83,365)	(7,257)	(44,647)	(3,883)
Net Increase (Decrease) Institutional Plus Shares	435,320	37,599	781,935	68,297

G. Management has determined that no material events or transactions occurred subsequent to
December 31, 2016, that would require recognition or disclosure in these financial statements.

48

Long-Term Bond Index Fund

Fund Profile
As of December 31, 2016

Share-Class Characteristics
	Investor		Institutional	Institutional
	Shares	ETF Shares	Shares	Plus Shares
Ticker Symbol	VBLTX	BLV	VBLLX	VBLIX
Expense Ratio[1]	0.16%	0.09%	0.06%	0.04%
30-Day SEC Yield	3.90%	3.98%	3.99%	4.00%

Financial Attributes

		Bloomberg
		Barclays
		Long	Bloomberg
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index

Number of Bonds	2,121	2,320	10,054

Yield to Maturity
(before expenses)	3.9%	4.0%	2.6%

Average Coupon	4.6%	4.6%	3.0%

Average Duration	15.0 years	15.0 years	6.0 years

Average Effective
Maturity	24.1 years	23.9 years	8.2 years

Short-Term
Reserves	0.5%	-	-

Sector Diversification (% of portfolio)
Finance	8.8%
Foreign	9.3
Industrial	36.1
Treasury/Agency	38.9
Utilities	6.7
Other	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays
	Long
	Gov/	Bloomberg
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.93
Beta	1.05	2.84

These measures show the degree and timing of the fund s
fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)

U.S. Government	39.0%
Aaa	2.1
Aa	7.8
A	22.9
Baa	28.2

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
3 - 5 Years	0.2
5 - 10 Years	1.1
10 - 20 Years	22.8
20 - 30 Years	72.5
Over 30 Years	3.2

1 The expense ratios shown are from the prospectus dated April 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the expense ratios were 0.15% for Investor Shares, 0.07% for ETF Shares, 0.05% for Institutional Shares, and 0.04%
for Institutional Plus Shares.

49

Long-Term Bond Index Fund

Investment Focus

50

Long-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2006, Through December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2016

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Bond Index Fund Investor
Shares	6.41%	3.93%	6.76%	$19,227
Spliced Bloomberg Barclays U.S. Long
Government/Credit Float Adjusted
Index	6.68	4.07	6.85	19,403

Corporate A-Rated Debt Funds Average	4.44	3.23	4.25	15,155
Spliced Bloomberg Barclays U.S.
Aggregate Float Adjusted Index	2.75	2.24	4.36	15,323

For a benchmark description, see the Glossary.
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/3/2007)	Investment
Long-Term Bond Index Fund
ETF Shares Net Asset Value	6.53%	4.01%	6.93%	$19,207
Spliced Bloomberg Barclays U.S. Long
Government/Credit Float Adjusted Index	6.68	4.07	6.94	19,224
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	2.75	2.24	4.32	15,099

"Since Inception" performance is calculated from the ETF Shares inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

51

Long-Term Bond Index Fund

		Average Annual Total Returns
	Periods Ended December 31, 2016

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Long-Term Bond Index Fund Institutional
Shares	6.51%	4.05%	6.89%	$9,735,297
Spliced Bloomberg Barclays U.S. Long
Government/Credit Float Adjusted Index	6.68	4.07	6.85	9,701,654
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	2.75	2.24	4.36	7,661,602

			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(10/6/2011)	Investment
Long-Term Bond Index Fund Institutional Plus
Shares	6.52%	4.07%	4.59%	$126,495,214
Bloomberg Barclays U.S. Long
Government/Credit Float Adjusted Index	6.68	4.07	4.54	126,172,547
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	2.75	2.24	2.43	113,401,378

"Since Inception" performance is calculated from the Institutional Plus Shares inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: April 3, 2007, Through December 31, 2016

			Since
	One	Five	Inception
	Year	Years	(4/3/2007)
Long-Term Bond Index Fund ETF Shares Market
Price	6.87%	21.32%	92.43%
Long-Term Bond Index Fund ETF Shares Net Asset
Value	6.53	21.70	92.07
Spliced Bloomberg Barclays U.S. Long
Government/Credit Float Adjusted Index	6.68	22.06	92.24

"Since Inception" performance is calculated from the ETF Shares inception date for both the fund and its comparative standards.

52

Long-Term Bond Index Fund

Fiscal-Year Total Returns (%): December 31, 2006, Through December 31, 2016
				Spliced
				Bloomberg
				Barclays
				Long
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	5.55%	1.04%	6.59%	6.60%
2008	5.81	2.83	8.64	8.44
2009	5.27	-3.51	1.76	1.92
2010	5.21	5.06	10.27	10.16
2011	5.51	16.55	22.06	22.49
2012	4.23	4.26	8.49	8.79
2013	3.76	-12.89	-9.13	-8.83
2014	4.79	14.93	19.72	19.31
2015	3.73	-7.20	-3.47	-3.31
2016	3.89	2.52	6.41	6.68
For a benchmark description, see the Glossary.

53

Long-Term Bond Index Fund

Financial Statements

Statement of Net Assets Investments Summary

As of December 31, 2016

This Statement summarizes the fund s holdings by asset type. Details are reported for each of the fund s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund s Forms N-Q on the SEC s website. Forms N-Q may also be reviewed and copied at the SEC s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	3.625%	2/15/44	142,444	157,623	1.7%
United States Treasury Note/Bond	2.875%	5/15/43	157,455	151,821	1.6%
United States Treasury Note/Bond	3.000%	11/15/44	149,556	147,453	1.6%
United States Treasury Note/Bond	3.750%	11/15/43	123,865	140,219	1.5%
United States Treasury Note/Bond	2.500%	2/15/45	154,567	137,419	1.5%
United States Treasury Note/Bond	3.000%	5/15/45	137,205	135,105	1.5%
United States Treasury Note/Bond	2.875%	8/15/45	132,712	127,466	1.4%
United States Treasury Note/Bond	2.750%	11/15/42	133,123	125,468	1.4%
United States Treasury Note/Bond	3.375%	5/15/44	116,587	123,455	1.3%
United States Treasury Note/Bond	3.125%	8/15/44	118,838	120,045	1.3%
United States Treasury Note/Bond	3.625%	8/15/43	107,700	119,244	1.3%
United States Treasury Note/Bond	2.250%	8/15/46	138,998	116,650	1.3%
United States Treasury Note/Bond	3.125%	2/15/43	114,640	115,948	1.2%
United States Treasury Note/Bond	2.500%	2/15/46	126,332	112,060	1.2%
United States Treasury Note/Bond	2.500%	5/15/46	122,591	108,742	1.2%
United States Treasury Note/Bond	2.875%	11/15/46	93,400	89,985	1.0%
United States Treasury Note/Bond	3.000%	11/15/45	84,750	83,426	0.9%
United States Treasury Note/Bond	4.750%	2/15/41	60,480	78,718	0.8%
United States Treasury Note/Bond	4.625%	2/15/40	60,271	76,902	0.8%
United States Treasury Note/Bond	4.375%	5/15/40	62,098	76,584	0.8%
United States Treasury Note/Bond	2.750%	8/15/42	79,153	74,639	0.8%
United States Treasury Note/Bond	4.500%	2/15/36	56,535	71,437	0.8%
United States Treasury Note/Bond	5.375%	2/15/31	52,545	69,860	0.8%
United States Treasury Note/Bond	4.375%	11/15/39	50,480	62,209	0.7%
United States Treasury Note/Bond	4.375%	5/15/41	45,545	56,270	0.6%
United States Treasury Note/Bond	3.125%	2/15/42	54,627	55,352	0.6%
United States Treasury Note/Bond	4.250%	5/15/39	45,162	54,744	0.6%
United States Treasury Note/Bond	4.500%	8/15/39	42,381	53,142	0.6%
United States Treasury Note/Bond	3.875%	8/15/40	44,805	51,365	0.6%
United States Treasury Note/Bond	3.125%	11/15/41	46,732	47,353	0.5%
United States Treasury Note/Bond	3.500%	2/15/39	40,667	44,390	0.5%

54

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	5.250%	11/15/28	32,805	41,698	0.4%
United States Treasury Note/Bond	5.250%	2/15/29	31,706	40,465	0.4%
United States Treasury Note/Bond	2.000%	11/15/26	37,100	35,645	0.4%
United States Treasury Note/Bond	4.250%	11/15/40	28,905	35,029	0.4%
United States Treasury Note/Bond	6.250%	5/15/30	24,490	34,585	0.4%
United States Treasury Note/Bond	5.000%	5/15/37	25,169	33,746	0.4%
United States Treasury Note/Bond	4.500%	5/15/38	22,550	28,431	0.3%
United States Treasury Note/Bond	4.375%	2/15/38	21,653	26,863	0.3%
United States Treasury Note/Bond	6.125%	8/15/29	17,570	24,238	0.3%
United States Treasury Note/Bond	5.500%	8/15/28	18,690	24,160	0.3%
United States Treasury Note/Bond	3.750%	8/15/41	19,950	22,438	0.2%
United States Treasury Note/Bond	3.000%	5/15/42	22,330	22,107	0.2%
United States Treasury Note/Bond	4.750%	2/15/37	16,810	21,840	0.2%
United States Treasury
Note/Bond	1.500% 6.500%	8/15/26 11/15/27	24,186	32,188	0.3%
				3,408,527	36.9%
Agency Bonds and Notes
1 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	16,260	22,874	0.3%
1 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	16,422	22,557	0.2%
Agency Bonds and Notes Other				127,083	1.4%
				172,514	1.9%
Total U.S. Government and Agency Obligations (Cost $3,578,567)				3,581,041	38.8%
Corporate Bonds
Finance
Banking
Goldman Sachs Group Inc.	6.750%	10/1/37	18,190	22,291	0.3%
Banking Other				409,223	4.4%
Brokerage				13,512	0.2%
Finance Companies
GE Capital International Funding Co.	4.418%	11/15/35	37,001	38,726	0.4%
Finance Companies Other				1,487	0.0%
Insurance
Berkshire Hathaway
Finance Corp.	4.300% 5.750%	1/15/40 5/15/43	6,380	7,187	0.1%
Berkshire Hathaway Inc.	4.500%	2/11/43	3,437	3,655	0.0%
Insurance Other				274,482	3.0%
Real Estate Investment Trusts				30,477	0.3%
				801,040	8.7%
Industrial
Basic Industry
Lubrizol Corp.	6.500%	10/1/34	925	1,156	0.0%
2 Basic Industry Other				213,305	2.3%
Capital Goods
Precision Castparts Corp. 3.900% 4.375%		6/15/35 6/15/45	2,975	2,957	0.0%
2 Capital Goods Other				243,242	2.7%
Communication
Ameritech Capital Funding Corp.	6.550%	1/15/28	875	990	0.0%
AT&T Corp.	8.250%	11/15/31	1,717	2,359	0.0%
AT&T Inc.	4.300% 6.550%	5/15/35 3/9/49	101,677	99,207	1.1%
AT&T Mobility LLC	7.125%	12/15/31	1,950	2,415	0.0%
Bellsouth Capital Funding Corp.	7.875%	2/15/30	1,718	2,143	0.0%
BellSouth LLC	6.000% 6.875%	10/15/31 11/15/34	3,313	3,668	0.1%

55

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
BellSouth
Telecommunications LLC	6.375%	6/1/28	1,815	2,018	0.0%
GTE Corp.	6.940%	4/15/28	2,225	2,752	0.0%
New Cingular Wireless
Services Inc.	8.750%	3/1/31	2,585	3,645	0.1%
Verizon
Communications Inc.	3.850% 7.750%	12/1/30 3/15/55	136,414	140,830	1.5%
2 Communication Other				403,269	4.4%
Consumer Cyclical				317,120	3.4%
Consumer Noncyclical
Anheuser-Busch Cos. LLC	5.750% 6.800%	8/20/32 2/1/43	5,690	6,903	0.1%
Anheuser-Busch InBev
Finance Inc.	4.900%	2/1/46	37,991	41,038	0.4%
Anheuser-Busch InBev
Finance Inc.	4.000% 4.700%	2/1/36 2/1/44	25,555	26,340	0.3%
Anheuser-Busch InBev
Worldwide Inc.	3.750% 8.200%	1/15/39 7/15/42	19,452	23,421	0.3%
2 Consumer Noncyclical Other				702,831	7.6%
Energy				521,027	5.6%
Other Industrial				25,540	0.3%
2 Technology				292,128	3.2%
Transportation
Burlington Northern
Santa Fe LLC	3.900% 7.950%	8/15/30 8/1/46	33,697	37,557	0.4%
Transportation Other				142,739	1.5%
				3,260,600	35.3%
Utilities
Electric
Berkshire Hathaway
Energy Co.	4.500% 8.480%	9/15/28 2/1/45	10,829	13,398	0.1%
MidAmerican Energy Co.	4.250% 6.750%	12/30/31 5/1/46	11,864	13,505	0.2%
MidAmerican Funding LLC	6.927%	3/1/29	150	199	0.0%
Nevada Power Co.	5.375% 6.750%	4/1/36 5/15/41	4,510	5,547	0.1%
PacifiCorp	4.100% 7.700%	11/15/31 2/1/42	12,628	15,791	0.2%
Sierra Pacific Power Co.	6.750%	7/1/37	885	1,177	0.0%
2 Electric Other				516,682	5.6%
Natural Gas				39,584	0.4%
Other Utility				9,656	0.1%
				615,539	6.7%
Total Corporate Bonds (Cost $4,533,590)				4,677,179	50.7%
Sovereign Bonds
2 Petroleos Mexicanos	5.500% 6.750%	3/13/27 9/21/47	65,402	59,908	0.6%
United Mexican States	4.350% 8.300%	8/15/31 10/12/10	70,109	71,047	0.8%
Sovereign Bonds Other				266,781	2.9%
Total Sovereign Bonds (Cost $408,815)				397,736	4.3%
Taxable Municipal Bonds
Illinois GO	5.100%	6/1/33	24,940	22,284	0.3%
Taxable Municipal Bonds Other				433,418	4.7%
Total Taxable Municipal Bonds (Cost $404,474)				455,702	5.0%

56

Long-Term Bond Index Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
3 Vanguard Market Liquidity Fund
(Cost $41,190)	0.823%	411,857	41,190	0.4%
Total Investments (Cost $8,966,636)			9,152,848	99.2%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			716
Receivables for Investment Securities Sold			23,862
Receivables for Accrued Income			101,234
Receivables for Capital Shares Issued			16,915
Other Assets			20
Total Other Assets			142,747	1.5%
Liabilities
Payables for Investment Securities Purchased			(58,486)
Payables for Capital Shares Redeemed			(3,561)
Payables for Distributions			(1,686)
Payables to Vanguard			(5,215)
Other Liabilities			(150)
Total Liabilities			(69,098)	(0.7%)
Net Assets			9,226,497	100.0%

At December 31, 2016, net assets consisted of:
				Amount
				($000)
Paid-in Capital				9,072,366
Overdistributed Net Investment Income				(220)
Accumulated Net Realized Losses				(31,861)
Unrealized Appreciation (Depreciation)				186,212
Net Assets				9,226,497

Investor Shares Net Assets
Applicable to 192,046,985 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,594,590
Net Asset Value Per Share Investor Shares				$13.51

ETF Shares Net Assets
Applicable to 18,800,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,670,601
Net Asset Value Per Share ETF Shares				$88.86

57

Long-Term Bond Index Fund

Amount
($000)
Institutional Shares Net Assets
Applicable to 164,028,184 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,216,092
Net Asset Value Per Share Institutional Shares	$13.51

Institutional Plus Shares Net Assets
Applicable to 203,192,660 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,745,214
Net Asset Value Per Share Institutional Plus Shares	$13.51

" See Note A in Notes to Financial Statements.
Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 Certain of the fund s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the aggregate value of these securities was $58,426,000, representing 0.6% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
GO General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

58

Long-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Dividends	167
Interest[1]	373,040
Total Income	373,207
Expenses
The Vanguard Group Note B
Investment Advisory Services	255
Management and Administrative Investor Shares	3,392
Management and Administrative ETF Shares	986
Management and Administrative Institutional Shares	973
Management and Administrative Institutional Plus Shares	950
Marketing and Distribution Investor Shares	563
Marketing and Distribution ETF Shares	155
Marketing and Distribution Institutional Shares	54
Marketing and Distribution Institutional Plus Shares	46
Custodian Fees	64
Auditing Fees	46
Shareholders Reports Investor Shares	27
Shareholders Reports ETF Shares	117
Shareholders Reports Institutional Shares	2
Shareholders Reports Institutional Plus Shares
Trustees Fees and Expenses	7
Total Expenses	7,637
Net Investment Income	365,570
Realized Net Gain (Loss) on Investment Securities Sold[1]	106,495
Change in Unrealized Appreciation (Depreciation) of Investment Securities	77,927
Net Increase (Decrease) in Net Assets Resulting from Operations	549,992

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $290,000 and $5,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Long-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	365,570	350,509
Realized Net Gain (Loss)	106,495	45,978
Change in Unrealized Appreciation (Depreciation)	77,927	(706,091)
Net Increase (Decrease) in Net Assets Resulting from Operations	549,992	(309,604)
Distributions
Net Investment Income
Investor Shares	(101,859)	(100,352)
ETF Shares	(72,669)	(55,668)
Institutional Shares	(85,614)	(90,148)
Institutional Plus Shares	(105,639)	(104,350)
Realized Capital Gain[1]
Investor Shares	(4,591)	(6,417)
ETF Shares	(2,850)	(3,905)
Institutional Shares	(3,755)	(5,562)
Institutional Plus Shares	(4,363)	(6,633)
Total Distributions	(381,340)	(373,035)
Capital Share Transactions
Investor Shares	144,536	21,778
ETF Shares	(79,978)	732,728
Institutional Shares	(2,391)	59,656
Institutional Plus Shares	179,951	167,830
Net Increase (Decrease) from Capital Share Transactions	242,118	981,992
Total Increase (Decrease)	410,770	299,353
Net Assets
Beginning of Period	8,815,727	8,516,374
End of Period[2]	9,226,497	8,815,727

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $15,559,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets End of Period includes undistributed (overdistributed) net investment income of ($220,000) and ($9,000).

See accompanying Notes, which are an integral part of the Financial Statements.

60

Long-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.20	$14.26	$12.41	$14.27	$13.91
Investment Operations
Net Investment Income	.529	.546	.556	.557	.570
Net Realized and Unrealized Gain (Loss)
on Investments	.333	(1.025)	1.853	(1.837)	.591
Total from Investment Operations	.862	(.479)	2.409	(1.280)	1.161
Distributions
Dividends from Net Investment Income	(. 529)	(. 546)	(. 556)	(. 557)	(. 570)
Distributions from Realized Capital Gains	(. 023)	(. 035)	(. 003)	(. 023)	(. 231)
Total Distributions	(. 552)	(. 581)	(. 559)	(. 580)	(. 801)
Net Asset Value, End of Period	$13.51	$13.20	$14.26	$12.41	$14.27

Total Return[1]	6.41%	-3.47%	19.72%	-9.13%	8.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,595	$2,415	$2,594	$2,019	$2,904
Ratio of Total Expenses to Average Net Assets	0.15%	0.16%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.72%	3.95%	4.10%	4.21%	4.00%
Portfolio Turnover Rate[2]	45%	42%	39%	50%	41%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

61

Long-Term Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$86.80	$93.73	$81.45	$93.73	$91.40
Investment Operations
Net Investment Income	3.558	3.565	3.639	3.813	3.790
Net Realized and Unrealized Gain (Loss)
on Investments	2.212	(6.700)	12.300	(12.129)	3.851
Total from Investment Operations	5.770	(3.135)	15.939	(8.316)	7.641
Distributions
Dividends from Net Investment Income	(3.558)	(3.565)	(3.639)	(3.813)	(3.790)
Distributions from Realized Capital Gains	(.152)	(. 230)	(. 020)	(.151)	(1.521)
Total Distributions	(3.710)	(3.795)	(3.659)	(3.964)	(5.311)
Net Asset Value, End of Period	$88.86	$86.80	$93.73	$81.45	$93.73

Total Return	6.53%	-3.45%	19.89%	-9.03%	8.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,671	$1,693	$1,068	$489	$806
Ratio of Total Expenses to Average Net Assets	0.07%	0.09%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.80%	4.02%	4.20%	4.31%	4.10%
Portfolio Turnover Rate[1]	45%	42%	39%	50%	41%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

62

Long-Term Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.20	$14.26	$12.41	$14.27	$13.91
Investment Operations
Net Investment Income	.544	.560	.573	.574	.589
Net Realized and Unrealized Gain (Loss)
on Investments	.333	(1.025)	1.853	(1.837)	.591
Total from Investment Operations	.877	(.465)	2.426	(1.263)	1.180
Distributions
Dividends from Net Investment Income	(. 544)	(. 560)	(. 573)	(. 574)	(. 589)
Distributions from Realized Capital Gains	(. 023)	(. 035)	(. 003)	(. 023)	(. 231)
Total Distributions	(. 567)	(. 595)	(. 576)	(. 597)	(. 820)
Net Asset Value, End of Period	$13.51	$13.20	$14.26	$12.41	$14.27

Total Return	6.51%	-3.37%	19.87%	-9.01%	8.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,216	$2,174	$2,283	$1,784	$1,576
Ratio of Total Expenses to Average Net Assets	0.05%	0.06%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	3.82%	4.05%	4.23%	4.34%	4.13%
Portfolio Turnover Rate[1]	45%	42%	39%	50%	41%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

63

Long-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.20	$14.26	$12.41	$14.27	$13.91
Investment Operations
Net Investment Income	.545	.563	.576	.577	.592
Net Realized and Unrealized Gain (Loss)
on Investments	.333	(1.025)	1.853	(1.837)	.591
Total from Investment Operations	.878	(.462)	2.429	(1.260)	1.183
Distributions
Dividends from Net Investment Income	(. 545)	(. 563)	(. 576)	(. 577)	(. 592)
Distributions from Realized Capital Gains	(. 023)	(. 035)	(. 003)	(. 023)	(. 231)
Total Distributions	(. 568)	(. 598)	(. 579)	(. 600)	(. 823)
Net Asset Value, End of Period	$13.51	$13.20	$14.26	$12.41	$14.27

Total Return	6.52%	-3.35%	19.89%	-8.99%	8.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,745	$2,533	$2,571	$1,444	$424
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	3.83%	4.07%	4.25%	4.36%	4.15%
Portfolio Turnover Rate[1]	45%	42%	39%	50%	41%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

64

Long-Term Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund s investments are in corporate debt instruments; the issuers abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers four classes of shares: Investor Shares, ETF Shares, Institutional Shares, and Institutional Plus Shares. Investor Shares are available to any investor who meets the fund s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund s pricing time but after the close of the securities primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund s tax positions taken for all open federal income tax years (December 31, 2013 2016), and has concluded that no provision for federal income tax is required in the fund s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group ( Vanguard ) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund s board of trustees and included in Management and Administrative expenses on the fund s Statement of

65

Long-Term Bond Index Fund

Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds Service Agreement (the FSA ) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the fund had contributed to Vanguard capital in the amount of $716,000, representing 0.01% of the fund s net assets and 0.29% of Vanguard s capitalization. The fund s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 Quoted prices in active markets for identical securities.
Level 2 Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 Significant unobservable inputs (including the fund s own assumptions used to determine the fair value of investments).

66

Long-Term Bond Index Fund

The following table summarizes the market value of the fund s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	-	3,581,041	-
Corporate Bonds	-	4,677,179	-
Sovereign Bonds	-	397,736	-
Taxable Municipal Bonds	-	455,702	-
Temporary Cash Investments	41,190		-
Total	41,190	9,111,658	-

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2016, the fund realized $107,179,000 of net capital gains resulting from in-kind redemptions in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $551,000 from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2016, the fund had $4,659,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $15,067,000 to offset taxable capital gains realized during the year ended December 31, 2016, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. Capital gains required to be distributed in December 2016 included gains realized through October 31, 2016; subsequently the fund realized losses of $29,177,000 which are deferred and will be treated as realized for tax purposes in 2017.

At December 31, 2016, the cost of investment securities for tax purposes was $8,966,636,000. Net unrealized appreciation of investment securities for tax purposes was $186,212,000, consisting of unrealized gains of $387,514,000 on securities that had risen in value since their purchase and $201,302,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2016, the fund purchased $2,203,867,000 of investment securities and sold $2,209,007,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,144,902,000 and $2,911,508,000, respectively. Total purchases and sales include $609,686,000 and $800,829,000, respectively, in connection with in-kind purchases and redemptions of the fund s capital shares.

67

Long-Term Bond Index Fund

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2016, such purchases and sales were $263,801,000 and $1,147,034,000 respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	876,145	61,442	583,049	41,650
Issued in Lieu of Cash Distributions	93,350	6,581	93,791	6,780
Redeemed	(824,959)	(59,018)	(655,062)	(47,308)
Net Increase (Decrease) Investor Shares	144,536	9,005	21,778	1,122
ETF Shares
Issued	616,810	6,600	1,217,481	13,500
Issued in Lieu of Cash Distributions
Redeemed	(696,788)	(7,300)	(484,753)	(5,400)
Net Increase (Decrease) ETF Shares	(79,978)	(700)	732,728	8,100
Institutional Shares
Issued	511,272	35,793	461,222	33,587
Issued in Lieu of Cash Distributions	86,816	6,131	92,903	6,719
Redeemed	(600,479)	(42,662)	(494,469)	(35,610)
Net Increase (Decrease) Institutional Shares	(2,391)	(738)	59,656	4,696
Institutional Plus Shares
Issued	1,064,565	75,986	426,453	30,543
Issued in Lieu of Cash Distributions	108,738	7,664	107,570	7,786
Redeemed	(993,352)	(72,423)	(366,193)	(26,645)
Net Increase (Decrease) Institutional Plus Shares	179,951	11,227	167,830	11,684

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

68

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund: In our opinion, the accompanying statements of net assets investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund (constituting separate portfolios of Vanguard Bond Index Funds, hereafter referred to as the Funds ) at December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements ) are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

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Special 2016 tax information (unaudited) for Vanguard Short-Term Bond Index Fund

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $8,316,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 83.3% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard Intermediate-Term Bond Index Fund

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $119,737,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 84.9% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard Long-Term Bond Index Fund

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 81.0% of income dividends are interest-related dividends.

70

About Your Fund s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund s gross income, directly reduce the investment return of the fund.

A fund s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund s costs in two ways:

" Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The Ending Account Value shown is derived from the fund s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with
$1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading Expenses Paid During Period.

" Based on hypothetical 5% yearly return. This section is intended to help you compare your fund s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case because the return used is not the fund s actual return the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a sales load.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund s current prospectus.

71

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	6/30/2016	12/31/2016	Period
Based on Actual Fund Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$989.27	$0.70
ETF Shares	1,000.00	989.13	0.25
Admiral Shares	1,000.00	989.69	0.30
Institutional Shares	1,000.00	989.76	0.20
Institutional Plus Shares	1,000.00	989.77	0.20
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$961.71	$0.69
ETF Shares	1,000.00	961.93	0.30
Admiral Shares	1,000.00	962.13	0.30
Institutional Shares	1,000.00	962.20	0.20
Institutional Plus Shares	1,000.00	962.21	0.20
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$929.41	$0.68
ETF Shares	1,000.00	929.59	0.29
Institutional Shares	1,000.00	929.88	0.19
Institutional Plus Shares	1,000.00	929.88	0.19

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Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	6/30/2016	12/31/2016	Period
Based on Hypothetical 5% Yearly Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.43	$0.71
ETF Shares	1,000.00	1,024.89	0.25
Admiral Shares	1,000.00	1,024.83	0.31
Institutional Shares	1,000.00	1,024.94	0.20
Institutional Plus Shares	1,000.00	1,024.94	0.20
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.43	$0.71
ETF Shares	1,000.00	1,024.84	0.31
Admiral Shares	1,000.00	1,024.84	0.31
Institutional Shares	1,000.00	1,024.94	0.20
Institutional Plus Shares	1,000.00	1,024.94	0.20
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.43	$0.71
ETF Shares	1,000.00	1,024.83	0.31
Institutional Shares	1,000.00	1,024.94	0.20
Institutional Plus Shares	1,000.00	1,024.94	0.20

The calculations are based on expenses incurred in the most recent six-month period. The funds annualized six-month expense ratios for that period are: for the Short-Term Bond Index Fund, 0.14% for Investor Shares, 0.05% for ETF Shares, 0.06% for Admiral Shares, 0.04% for Institutional Shares, and 0.04% for Institutional Plus Shares; for the Intermediate-Term Bond Index Fund, 0.14% for Investor Shares, 0.06% for ETF Shares, 0.06% for Admiral Shares, 0.04% for Institutional Shares, and 0.04% for Institutional Plus Shares; and for the Long-Term Bond Index Fund, 0.14% for Investor Shares, 0.06% for ETF Shares, 0.04% for Institutional Shares, and 0.04% for Institutional Plus Shares. The dollar amounts shown as Expenses Paid are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

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Glossary

30-Day SEC Yield. A fund s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund s security holdings in the previous 30 days are used to calculate the fund s hypothetical net income for that period, which is then annualized and divided by the fund s estimated average net assets over the calculation period. For the purposes of this calculation, a security s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ at times significantly from the fund s actual experience. As a result, the fund s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under U.S. Government. Credit-quality ratings are obtained from Barclays and are from Moody s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. Not Rated is used to classify securities for which a rating is not available.

Expense Ratio. A fund s total annual operating expenses expressed as a percentage of the fund s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

74

R-Squared. A measure of how much of a fund s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund s total returns were precisely synchronized with an index s returns, its R-squared would be 1.00. If the fund s returns bore no relationship to the index s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Bloomberg Barclays U.S. 1 5 Year Government/Credit Float Adjusted Index:

Bloomberg Barclays U.S. 1 5 year Government/Credit Bond Index through December 31, 2009;

Bloomberg Barclays U.S. 1 5 Year Government/Credit Float Adjusted Index thereafter.

Spliced Bloomberg Barclays U.S. 5 10 Year Government/Credit Float Adjusted Index:

Bloomberg Barclays U.S. 5 10 Year Government/Credit Bond Index through December 31, 2009;

Bloomberg Barclays U.S. 5 10 Year Government/Credit Float Adjusted Index thereafter.

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index:

Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009;

Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Bloomberg Barclays U.S. Long Government/Credit Float Adjusted Index:

Bloomberg Barclays U.S. Long Government/Credit Bond Index through December 31, 2009;

Bloomberg Barclays U.S. Long Government/Credit Float Adjusted Index thereafter.

Spliced Intermediate Investment-Grade Debt Funds Average:

Based on average returns for Intermediate U.S. Government Funds through December 31, 2001,

Intermediate Investment-Grade Debt Funds through August 31, 2013, and Core Bond Funds thereafter.

75

The Vanguard Bond Index Funds are not sponsored, endorsed, issued, sold, or promoted by Barclays Risk Analytics and Index
Solutions Limited or any of its affiliates ( Barclays ). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the Vanguard Bond Index Funds or any member of the public regarding the advisability of investing in securities generally or in the Vanguard Bond Index Funds particularly or the ability of the Barclays indexes to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Bond Index Funds with respect to any person or entity. Barclays only relationship to Vanguard and the Vanguard Bond Index Funds is the licensing of the
Barclays indexes, which are determined, composed, and calculated by Barclays without regard to Vanguard or the Vanguard
Bond Index Funds or any owners or purchasers of the Vanguard Bond Index Funds. Barclays has no obligation to take the needs of Vanguard, the Vanguard Bond Index Funds, or the owners of the Vanguard Bond Index Funds into consideration in determining, composing, or calculating the Barclays indexes. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Vanguard Bond Index Funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the Vanguard Bond Index Funds.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE
INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES
NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD BOND
INDEX FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN
IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT
TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF
THE BLOOMBERG BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY
INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES.
BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES
OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA
INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY
INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995 2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009 2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006 2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997 2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM s Retirement Plan
Committee (2004 2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers

Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010 2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001 2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998 2008).

Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and Other
Experience: Head of Global Fund Accounting at The
Vanguard Group, Inc.; Controller of each of the invest-
ment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008 2014).

Anne E. Robinson
Born 1970. Secretary Since September 2016. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard Group,
Inc.; General Counsel of The Vanguard Group; Secretary
of The Vanguard Group and of each of the investment
companies served by The Vanguard Group; Director
and Senior Vice President of Vanguard Marketing
Corporation; Managing Director and General Counsel
of Global Cards and Consumer Services at Citigroup
(2014 2016); Counsel at American Express (2003 2014).

Vanguard Senior Management Team

Mortimer J. Buckley	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings
James M. Norris

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996 2009
Chief Executive Officer and President, 1996 2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974 1996

1 Mr. McNabb is considered an interested person, as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

                                                                                                            P.O. Box 2600
                                                                                                                                    Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3140 022017

Annual Report | December 31, 2016

Vanguard Total Bond Market Index Fund

A new format, unwavering commitment

As you begin reading this report, you ll notice that we ve made some improvements to the opening sections based on feedback from you, our clients.

Page 1 starts with a new Your Fund s Performance at a Glance, a concise, handy summary of how your fund performed during the period.

In the renamed Chairman s Perspective, Bill McNabb will focus on enduring principles and investment insights.

We ve modified some tables, and eliminated some redundancy, but we haven t removed any information.

At Vanguard, we re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund s Performance at a Glance.	1
Chairman s Perspective.	3
Fund Profile.	7
Performance Summary.	9
Financial Statements.	12
About Your Fund s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund s Performance at a Glance

* Vanguard Total Bond Market Index Fund returned 2.50% for Investor Shares in 2016.
That result was roughly in line with the benchmark index after taking the cost of running the fund into account but lower than the average return of peers.

* Demand for bonds, which was solid early on, slumped in the second half of the year as markets began to anticipate faster growth and higher inflation. The Federal Reserve, also expecting the economy to continue performing well, raised short-term rates in December for only the second time in a decade.

* Treasuries returned just over 1% and mortgage-backed securities closer to 2%;
corporate bonds returned more than 6%.

* Long-term bonds significantly outpaced their intermediate- and short-term counterparts.

* Over the ten years ended December 31, 2016, the fund s average annual return was
4.18%, in line with its benchmark and ahead of the average return of its peers.

Total Returns: Fiscal Year Ended December 31, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market Index Fund
Investor Shares	2.33%	2.36%	0.14%	2.50%
ETF Shares	2.44
Market Price				2.54
Net Asset Value				2.57
Admiral" Shares	2.44	2.46	0.14	2.60
Institutional Shares	2.45	2.47	0.14	2.61
Institutional Plus Shares	2.46	2.48	0.14	2.62
Institutional Select Shares (Inception: 6/24/2016)	2.46	1.20	-3.40	-2.20
Bloomberg Barclays U.S. Aggregate Float Adjusted Index				2.75
Core Bond Funds Average				3.03

Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares,
Institutional Plus Shares, and Institutional Select Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos.
6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Ten Years Ended December 31, 2016
Average
Annual Return
Total Bond Market Index Fund Investor Shares	4.18%
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	4.36
Spliced Intermediate Investment-Grade Debt Funds Average	3.83

For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Institutional	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Plus Shares	Select Shares	Average
Total Bond Market
Index Fund	0.16%	0.06%	0.06%	0.05%	0.04%	0.01%	0.80%

The fund expense ratios shown are from the prospectus dated April 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the fund s expense ratios were 0.15% for Investor Shares, 0.05% for ETF Shares, 0.05% for Admiral
Shares, 0.04% for Institutional Shares, 0.03% for Institutional Plus Shares, and 0.01% for Institutional Select Shares (annualized since inception). The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Core Bond Funds Average.

2

Chairmans Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you re like most investors, a big question on your mind is: What s in store for the markets and the economy in 2017?

At Vanguard, we re just as curious about the immediate future. But our curiosity is tempered by our belief that forecasts should give a range of possible outcomes, not pinpoint predictions. After all, there are bound to be occurrences the experts won t see coming.

What really matters for investors

In 2016, we saw two cases in point: The United Kingdom s June vote to exit the European Union and the November election of Donald Trump as U.S. president. Both unexpected outcomes triggered swift market reactions. But despite some short-term volatility, the markets 12-month performance as of December 31, 2016, proved to be less dramatic. U.S. stocks posted healthy returns, and U.S. bonds provided returns close to their long-term averages. International stocks and bonds also advanced, although returns for U.S. investors were reduced by the strength of the U.S. dollar.

The surprises of 2016 remind us to be skeptical of overly precise short-term predictions about 2017. At the cusp of a new year, market prognosticators forecast where the Standard & Poor s 500 Index or the yield on the 10-year Treasury note will end up in 12 months. Such predictions can be attention-getting. They can also be dead wrong.

3

Investors are better off taking note of long-term trends that stand to influence our economies and markets. We re watching these trends closely, and we discuss our latest assessment in our 2017 economic and market outlook, which you can read at vanguard.com/research.

Our global economic outlook: Expect stabilization, not stagnation

One phenomenon in particular that we re watching is the low-growth, low-interest-rate environment that has marked the global economy since the 2008 09 financial crisis. We don t think this economic backdrop is simply the result of cyclically weak demand or long-term stagnation. Instead, certain structural forces are contributing: Falling technology costs are restraining the amounts businesses are spending on capital investment, an aging population is weighing on growth in the developed world, and the free movement of capital and products across the globe has restrained prices and wages.

In the near term, these forces will continue to dampen growth, inflation, and interest rates. They also make it unlikely that further monetary stimulus from central banks will do much to spur growth.

I realize this all may sound gloomy, but that s not how we see it. We expect global growth to stabilize at more modest levels, not stagnate. The world isn t headed for Japanese-style deflation, in which a widespread sustained drop in prices puts economic activity into hibernation.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	12.05%	8.59%	14.69%
Russell 2000 Index (Small-caps)	21.31	6.74	14.46
Russell 3000 Index (Broad U.S. market)	12.74	8.43	14.67
FTSE All-World ex US Index (International)	4.80	-1.16	5.52

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.65%	3.03%	2.23%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.25	4.14	3.28
Citigroup Three-Month U.S. Treasury Bill Index	0.27	0.09	0.08

CPI
Consumer Price Index	2.07%	1.18%	1.36%

4

In fact, we believe that global growth could pick up modestly over time. Our expectation is based on a potential rebound in productivity as new digital technologies are used more effectively. We also anticipate a slight recovery in the labor force as the baby boom generation finishes its transition to retirement, nudging up demand for workers.

Put expansion in perspective

Looking to the United States, the world s largest economy remains firmly on a long-term-growth path of about 2% per year. That s lower than the historical average of 3.25% since 1950. We see such growth at this level as fundamentally sound, rather than abnormally low. Our evaluation takes into account lower U.S. population growth and the reality that the economic expansion from the 1980s until the financial crisis was fueled by debt, distorting the numbers.

Turning to prices, we think that core U.S. inflation should modestly exceed 2% in 2017. That, in turn, will support further interest rate hikes by the Federal Reserve, similar to the one at the end of 2016.

We expect the Fed to raise rates in 2017 before taking an extended pause, and we see the federal funds rate staying below 2% through at least 2018.

Prepare for muted returns

And what about prospects for the markets? Vanguard s outlook for global stocks and bonds remains the most guarded in ten years, given fairly high stock valuations

Expect more modest returns, rely on time-tested principles

In Vanguard s economic and market outlook for 2017, Global Chief Economist Joseph Davis and his team offer a projection of more modest returns from the global stock and bond markets. They caution that, over the next decade, returns for a balanced portfolio are likely to be moderately below long-run historical averages.

The team s simulations indicate that for the decade ending in 2026, the average annualized return of a 60% stock/40% bond portfolio is likely to be centered in the 3% 5% range after inflation. That s below the actual average after-inflation return of 6% for the same portfolio for the nine decades since 1926.

Ultimately, our global market outlook points toward a somewhat more challenging environment, yet one in which, over time, investors with an appropriate level of discipline, diversification, and patience are likely to be rewarded with reasonable inflation-adjusted returns.

For more information about our expectations and the probability of various outcomes, see 2017
Economic and Market Outlook: Stabilization, Not Stagnation, available at vanguard.com/research.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model® (VCMM)
regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from the VCMM are derived from 10,000 simulations for each modeled asset class. Simulations as of September 30, 2016. Results from the model may vary with each use and over time. For more information, see the note at the end of this letter.

5

and the low-interest-rate environment. We don t expect global bond yields to increase materially from year-end 2016 levels.

Our outlook for global equities is annualized returns of 5% 8% over the next decade. This outlook isn t bearish, but is actually fairly positive when you take into account the current low-rate environment. (See the box titled Expect more modest returns, rely on time-tested principles for more.)

Focus on the four keys to investment success

Significant trends often happen gradually. Like shifting tides, they re sometimes barely noticeable at first but ultimately can change the landscape entirely. Other times, apparent trends can end up receding before they have much of a long-term impact. Given the future s inherent unpredictability, it s not reasonable to expect a surefire block-buster revelation from any prognosticator or investment firm.

What to conclude, then? No matter what scenario plays out, we believe investors have the best chance for success if they stay focused on what they can control: their goals, asset allocation, and investment costs, along with the discipline to stick to a plan. As Tim Buckley, our chief investment officer, likes to say, this can be easy to say but harder to do, especially in times of uncertainty. Investors who can stay focused on those four keys will find themselves well-positioned to weather any market.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive

Officer January 16, 2017

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.
The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.
The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard s Investment Strategy Group.
The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S.
and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

6

Total Bond Market Index Fund

Fund Profile
As of December 31, 2016

Share-Class Characteristics
	Investor	ETF	Admiral	Institutional	Institutional	Institutional
	Shares	Shares	Shares	Shares	Plus Shares	Select Shares
Ticker Symbol	VBMFX	BND	VBTLX	VBTIX	VBMPX	VTBSX
Expense Ratio[1]	0.16%	0.06%	0.06%	0.05%	0.04%	0.01%
30-Day SEC Yield	2.33%	2.44%	2.44%	2.45%	2.46%	2.46%

Financial Attributes

		Bloomberg
		Barclays U.S.
		Aggregate
		Float Adjusted
	Fund	Index

Number of Bonds	8,770	10,054

Yield to Maturity
(before expenses)	2.6%	2.6%

Average Coupon	3.1%	3.0%

Average Duration	6.0 years	6.0 years

Average Effective
Maturity	8.3 years	8.2 years

Short-Term
Reserves	1.6%	-

Volatility Measures
Bloomberg
Barclays U.S.
Aggregate
Float Adjusted
Index
R-Squared	0.99
Beta	1.04

These measures show the degree and timing of the fund s
fluctuations compared with the index over 36 months.

Distribution by Credit Quality (% of portfolio)

U.S. Government	63.4%
Aaa	5.3
Aa	4.5
A	11.9
Baa	14.9

Sector Diversification (% of portfolio)
Asset-Backed	0.4%
Commercial Mortgage-Backed	1.7
Finance	9.0
Foreign	5.8
Government Mortgage-Backed	21.0
Industrial	17.4
Treasury/Agency	42.2
Utilities	2.2
Other	0.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.8%
1 - 3 Years	22.4
3 - 5 Years	21.2
5 - 10 Years	38.8
10 - 20 Years	4.0
20 - 30 Years	12.2
Over 30 Years	0.6

1 The expense ratios shown are from the prospectus dated April 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the expense ratios were 0.15% for Investor Shares, 0.05% for ETF Shares, 0.05% for Admiral Shares, 0.04% for
Institutional Shares, 0.03% for Institutional Plus Shares, and 0.01% for Institutional Select Shares (annualized since inception).

7

Total Bond Market Index Fund

Investment Focus

8

Total Bond Market Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2006, Through December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2016

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Investor
Shares	2.50%	2.03%	4.18%	$15,059
Spliced Bloomberg Barclays U.S.
Aggregate Float Adjusted Index	2.75	2.24	4.36	15,323
Spliced Intermediate Investment-Grade
Debt Funds Average	3.03	2.60	3.83	14,558

For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/3/2007)	Investment
Total Bond Market Index Fund ETF Shares
Net Asset Value	2.57%	2.12%	4.24%	$14,985
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	2.75	2.24	4.32	15,099

"Since Inception" performance is calculated from the ETF Shares inception date for both the fund and its comparative standard.

See Financial Highlights for dividend and capital gains information.

9

Total Bond Market Index Fund

		Average Annual Total Returns
	Periods Ended December 31, 2016

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Admiral
Shares	2.60%	2.14%	4.29%	$15,219
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	2.75	2.24	4.36	15,323

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Institutional
Shares	2.61%	2.15%	4.32%	$7,629,106
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	2.75	2.24	4.36	7,661,602

				Final Value
	One	Five	Ten of a $100,000,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Institutional
Plus Shares	2.62%	2.17%	4.33%	$152,745,306
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	2.75	2.24	4.36	153,232,048

The creation of the Institutional Plus Shares occurred on February 5, 2010, when Vanguard Total Bond Market Index Fund acquired the net assets of Vanguard Institutional Total Bond Market Index Fund. For the periods ended December 31, 2016, the returns and other data shown in the table above reflect a blend of historical performance of the fund s Institutional Shares prior to February 5, 2010, and of the Institutional
Plus Shares from then on.

	Since	Final Value
	Inception	of a $3,000,000,000
	(6/24/2016)	Investment
Total Bond Market Index Fund Institutional
Select Shares	-2.20%	$2,934,009,787
Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	-2.06	2,938,290,061

"Since Inception" performance is calculated from the Institutional Select Shares inception date for both the fund and its comparative standard.

10

Total Bond Market Index Fund

Cumulative Returns of ETF Shares: April 3, 2007, Through December 31, 2016

			Since
	One	Five	Inception
	Year	Years	(4/3/2007)
Total Bond Market Index Fund ETF Shares Market
Price	2.54%	11.04%	50.00%
Total Bond Market Index Fund ETF Shares Net
Asset Value	2.57	11.07	49.85
Spliced Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	2.75	11.72	50.99

"Since Inception" performance is calculated from the ETF Shares inception date for both the fund and its comparative standard.

Fiscal-Year Total Returns (%): December 31, 2006, Through December 31, 2016
				Spliced
				Bloomberg
				Barclays
				Aggregate
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	5.22%	1.70%	6.92%	6.97%
2008	4.85	0.20	5.05	5.24
2009	4.26	1.67	5.93	5.93
2010	3.55	2.87	6.42	6.58
2011	3.30	4.26	7.56	7.92
2012	2.63	1.42	4.05	4.32
2013	2.29	-4.55	-2.26	-1.97
2014	2.55	3.21	5.76	5.85
2015	2.32	-2.02	0.30	0.44
2016	2.36	0.14	2.50	2.75
For a benchmark description, see the Glossary.

11

Total Bond Market Index Fund

Financial Statements

Statement of Net Assets Investments Summary

As of December 31, 2016

This Statement summarizes the fund s holdings by asset type. Details are reported for each of the fund s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund s Forms N-Q on the SEC s website. Forms N-Q may also be reviewed and copied at the SEC s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	2.125%	5/15/25	976,902	956,601	0.5%
United States Treasury Note/Bond	1.000%	9/15/18	856,917	855,040	0.5%
United States Treasury Note/Bond	3.625%	8/15/19	769,312	813,909	0.5%
United States Treasury Note/Bond	2.625%	11/15/20	781,414	807,177	0.5%
United States Treasury Note/Bond	2.250%	11/15/25	750,907	740,349	0.4%
United States Treasury Note/Bond	1.000%	3/15/19	735,920	732,012	0.4%
United States Treasury Note/Bond	1.250%	3/31/21	725,623	708,273	0.4%
United States Treasury Note/Bond	1.750%	5/15/23	722,823	703,169	0.4%
United States Treasury Note/Bond	1.000%	5/31/18	679,910	679,590	0.4%
United States Treasury Note/Bond	3.375%	11/15/19	640,633	675,669	0.4%
United States Treasury Note/Bond	2.500%	5/15/24	657,918	667,070	0.4%
United States Treasury Note/Bond	3.500%	5/15/20	601,005	638,472	0.4%
United States Treasury Note/Bond	0.750%	2/15/19	644,537	638,092	0.4%
United States Treasury Note/Bond	2.000%	11/15/26	660,612	634,703	0.4%
United States Treasury Note/Bond	3.125%	5/15/19	605,334	630,873	0.4%
United States Treasury Note/Bond	2.000%	8/15/25	638,325	617,477	0.4%
United States Treasury Note/Bond	1.625%	5/15/26	657,070	611,896	0.3%
United States Treasury Note/Bond	2.250%	11/15/24	600,474	596,157	0.3%
United States Treasury Note/Bond	1.625%	2/15/26	635,194	592,617	0.3%
United States Treasury Note/Bond	2.375%	6/30/18	554,504	565,162	0.3%
United States Treasury Note/Bond	0.875%	5/15/19	567,645	562,059	0.3%
United States Treasury Note/Bond	1.250%	1/31/20	556,865	552,599	0.3%
United States Treasury Note/Bond	3.000%	5/15/45	559,279	550,716	0.3%
United States Treasury Note/Bond	1.375%	12/15/19	545,700	544,336	0.3%
United States Treasury Note/Bond	2.500%	5/15/46	611,267	542,212	0.3%
United States Treasury Note/Bond	1.750%	2/28/22	548,357	541,333	0.3%
United States Treasury Note/Bond	1.500%	8/15/26	587,414	539,505	0.3%
United States Treasury Note/Bond	0.750%	9/30/18	542,596	538,950	0.3%
United States Treasury Note/Bond	1.000%	11/15/19	536,465	529,845	0.3%
United States Treasury Note/Bond	2.000%	12/31/21	522,050	523,517	0.3%
United States Treasury Note/Bond	2.750%	11/15/42	546,619	515,188	0.3%

12

Total Bond Market Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury Note/Bond	3.625%	2/15/20	477,635	508,084	0.3%
	United States Treasury Note/Bond	1.500%	10/31/19	505,710	506,893	0.3%
	United States Treasury Note/Bond	1.500%	11/30/19	503,150	504,015	0.3%
	United States Treasury Note/Bond	1.500%	8/31/18	485,375	488,409	0.3%
	United States Treasury Note/Bond	1.125%	9/30/21	502,161	484,113	0.3%
	United States Treasury Note/Bond	1.250%	10/31/21	494,864	479,553	0.3%
	United States Treasury Note/Bond	2.500%	8/15/23	466,785	474,590	0.3%
	United States Treasury Note/Bond	2.750%	2/15/24	459,279	473,921	0.3%
	United States Treasury Note/Bond	2.375%	8/15/24	465,390	467,061	0.3%
	United States Treasury Note/Bond	0.875%	9/15/19	472,565	466,436	0.3%
	United States Treasury Note/Bond	1.375%	5/31/21	473,925	464,224	0.3%
	United States Treasury Note/Bond	0.875%	7/15/18	463,519	461,999	0.3%
	United States Treasury Note/Bond	1.125%	6/30/21	477,116	461,533	0.3%
	United States Treasury Note/Bond	1.375%	1/31/21	469,027	461,330	0.3%
	United States Treasury Note/Bond	3.625%	2/15/44	401,117	443,860	0.3%
	United States Treasury Note/Bond	2.750%	2/28/18	428,100	436,730	0.2%
	United States Treasury Note/Bond	2.750%	11/15/23	419,162	432,458	0.2%
	United States Treasury Note/Bond	2.750%	8/15/42	456,815	430,763	0.2%
1	United States Treasury
	Note/Bond	0.625% 9.125%	2/15/18 11/15/46	38,911,566	39,795,657	23.2%
					68,046,197	39.6%
Agency Bonds and Notes
2	Federal Home Loan
	Mortgage Corp.	0.000% 6.750%	1/12/18 7/15/32	869,875	909,055	0.5%
2	Federal National
	Mortgage Assn.	0.000% 7.250%	2/8/18 7/15/37	1,761,001	1,796,072	1.0%
	Agency Bonds and Notes Other				1,474,214	0.9%
					4,179,341	2.4%
Conventional Mortgage-Backed Securities
[2,3,4] Fannie Mae Pool	2.000% 9.500%		1/1/17 1/1/47	14,540,104	15,083,338	8.8%
[2,3,4] Freddie Mac Gold Pool	2.000% 10.000%		1/1/17 1/1/47	9,204,364	9,508,385	5.5%
[2,3]	Freddie Mac Non
	Gold Pool	8.500% 9.500%	6/1/18 3/1/20	3	3	0.0%
[3,4]	Ginnie Mae I Pool	3.000% 10.500%	1/15/17 1/1/47	1,569,462	1,683,229	1.0%
[3,4]	Ginnie Mae II Pool	3.500%	1/1/47	438,525	455,794	0.3%
[3,4]	Ginnie Mae II Pool	2.500% 8.500%	4/20/18 1/1/47	8,677,050	9,064,755	5.3%
					35,795,504	20.9%
Nonconventional Mortgage-Backed Securities
[2,3,5] Fannie Mae Pool	2.102% 5.860%		11/1/32 12/1/43	205,781	213,081	0.1%
[2,3,5] Freddie Mac Non Gold Pool	2.235% 6.356%		4/1/33 11/1/43	58,859	61,486	0.0%
[3,5]	Ginnie Mae II Pool	2.000% 4.000%	6/20/29 1/20/44	63,718	65,655	0.1%
					340,222	0.2%
Total U.S. Government and Agency Obligations (Cost $108,675,944)					108,361,264	63.1%
[6]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $4,565,500)					4,571,523	2.6%
Corporate Bonds
Finance
6	Banking				10,725,550	6.3%
6	Brokerage				385,762	0.2%
6	Finance Companies				569,389	0.3%
	Insurance				2,299,714	1.3%
	Other Finance				848	0.0%
6	Real Estate Investment Trusts				1,166,965	0.7%
					15,148,228	8.8%

13

Total Bond Market Index Fund

				Market	Percentage
				Value	of Net
				($000)	Assets
Industrial
6	Basic Industry			1,576,012	0.9%
6	Capital Goods			2,392,718	1.4%
6	Communication			4,512,801	2.6%
	Consumer Cyclical			3,539,789	2.1%
6	Consumer Noncyclical			7,744,132	4.5%
6	Energy			4,529,815	2.6%
	Other Industrial			162,125	0.1%
6	Technology			3,676,221	2.1%
	Transportation			1,099,260	0.7%
				29,232,873	17.0%
Utilities
6	Electric			3,441,511	2.0%
	Natural Gas			247,685	0.2%
	Other Utility			35,671	0.0%
				3,724,867	2.2%
Total Corporate Bonds (Cost $47,438,945)				48,105,968	28.0%
[6]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $8,272,132)				8,230,941	4.8%
Taxable Municipal Bonds (Cost $1,464,291)				1,607,771	0.9%

		Coupon	Shares
Temporary Cash Investment
Money Market Fund
7	Vanguard Market Liquidity Fund
	(Cost $2,858,568)	0.823%	28,584,952	2,858,781	1.7%
Total Investments (Cost $173,275,380)				173,736,248	101.1%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				12,941
Receivables for Investment Securities Sold				1,499,433
Receivables for Accrued Income				1,110,852
Receivables for Capital Shares Issued				307,806
Other Assets				10,400
Total Other Assets				2,941,432	1.7%
Liabilities
Payables for Investment Securities Purchased				(4,415,518)
Payables for Capital Shares Redeemed				(324,473)
Payables for Distributions				(21,126)
Payables to Vanguard				(84,369)
Other Liabilities				(16,999)
Total Liabilities				(4,862,485)	(2.8%)
Net Assets				171,815,195	100.0%

14

Total Bond Market Index Fund

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	171,496,991
Overdistributed Net Investment Income	(10,020)
Accumulated Net Realized Losses	(132,644)
Unrealized Appreciation (Depreciation)	460,868
Net Assets	171,815,195

Investor Shares Net Assets
Applicable to 560,633,964 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,969,200
Net Asset Value Per Share Investor Shares	$10.65

ETF Shares Net Assets
Applicable to 389,923,018 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	31,445,119
Net Asset Value Per Share ETF Shares	$80.64

Admiral Shares Net Assets
Applicable to 6,817,770,810 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	72,592,293
Net Asset Value Per Share Admiral Shares	$10.65

Institutional Shares Net Assets
Applicable to 3,208,945,894 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	34,167,305
Net Asset Value Per Share Institutional Shares	$10.65

Institutional Plus Shares Net Assets
Applicable to 2,085,301,788 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	22,203,382
Net Asset Value Per Share Institutional Plus Shares	$10.65

15

Total Bond Market Index Fund

Amount
($000)
Institutional Select Shares Net Assets
Applicable to 510,714,653 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,437,896
Net Asset Value Per Share Institutional Select Shares	$10.65

" See Note A in Notes to Financial Statements.
Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Securities with a value of $3,196,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of December 31, 2016.
5 Adjustable-rate security.
6 Certain of the fund s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the aggregate value of these securities was $904,858,000, representing 0.5% of net assets.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Total Bond Market Index Fund

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Interest[1]	4,086,248
Total Income	4,086,248
Expenses
The Vanguard Group Note B
Investment Advisory Services	4,365
Management and Administrative Investor Shares	7,905
Management and Administrative ETF Shares	12,216
Management and Administrative Admiral Shares	27,148
Management and Administrative Institutional Shares	11,910
Management and Administrative Institutional Plus Shares	7,015
Management and Administrative Institutional Select Shares	128
Marketing and Distribution Investor Shares	1,527
Marketing and Distribution ETF Shares	2,330
Marketing and Distribution Admiral Shares	6,656
Marketing and Distribution Institutional Shares	924
Marketing and Distribution Institutional Plus Shares	357
Marketing and Distribution Institutional Select Shares
Custodian Fees	1,524
Auditing Fees	53
Shareholders Reports Investor Shares	84
Shareholders Reports ETF Shares	739
Shareholders Reports Admiral Shares	351
Shareholders Reports Institutional Shares	244
Shareholders Reports Institutional Plus Shares	108
Shareholders Reports Institutional Select Shares
Trustees Fees and Expenses	124
Total Expenses	85,708
Net Investment Income	4,000,540
Realized Net Gain (Loss)
Investment Securities Sold[1]	47,327
Futures Contracts	2
Realized Net Gain (Loss)	47,329
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(530,101)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,517,768

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $26,741,000 and $252,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Total Bond Market Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,000,540	3,521,850
Realized Net Gain (Loss)	47,329	328,866
Change in Unrealized Appreciation (Depreciation)	(530,101)	(3,394,903)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,517,768	455,813
Distributions
Net Investment Income
Investor Shares	(151,601)	(160,489)
ETF Shares	(739,901)	(654,327)
Admiral Shares	(1,658,060)	(1,433,427)
Institutional Shares	(802,418)	(701,366)
Institutional Plus Shares	(601,353)	(578,189)
Institutional Select Shares	(51,450)
Realized Capital Gain[1]
Investor Shares	(2,662)	(6,430)
ETF Shares	(13,867)	(26,052)
Admiral Shares	(31,890)	(57,022)
Institutional Shares	(15,046)	(27,582)
Institutional Plus Shares	(9,748)	(22,855)
Institutional Select Shares	(2,382)
Total Distributions	(4,080,378)	(3,667,739)
Capital Share Transactions
Investor Shares	(483,969)	(489,056)
ETF Shares	4,246,515	1,833,104
Admiral Shares	12,106,214	7,902,135
Institutional Shares	5,211,610	2,623,890
Institutional Plus Shares	(2,219,425)	2,547,427
Institutional Select Shares	5,638,625
Net Increase (Decrease) from Capital Share Transactions	24,499,570	14,417,500
Total Increase (Decrease)	23,936,960	11,205,574
Net Assets
Beginning of Period	147,878,235	136,672,661
End of Period[2]	171,815,195	147,878,235

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $51,469,000 and $19,617,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets End of Period includes undistributed (overdistributed) net investment income of ($10,020,000) and ($5,948,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Total Bond Market Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.64	$10.87	$10.56	$11.09	$11.00
Investment Operations
Net Investment Income	.254	.253	.264	.256	.285
Net Realized and Unrealized Gain (Loss)
on Investments	.015	(.219)	.339	(.504)	.156
Total from Investment Operations	.269	.034	.603	(.248)	.441
Distributions
Dividends from Net Investment Income	(. 254)	(. 254)	(. 264)	(. 256)	(. 285)
Distributions from Realized Capital Gains	(. 005)	(. 010)	(. 029)	(. 026)	(. 066)
Total Distributions	(. 259)	(. 264)	(. 293)	(. 282)	(. 351)
Net Asset Value, End of Period	$10.65	$10.64	$10.87	$10.56	$11.09

Total Return[1]	2.50%	0.30%	5.76%	-2.26%	4.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,969	$6,434	$7,076	$7,939	$11,794
Ratio of Total Expenses to Average Net Assets	0.15%	0.16%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.30%	2.34%	2.44%	2.37%	2.55%
Portfolio Turnover Rate[2,3]	61%	84%	72%	73%	80%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.
3 Includes 23%, 45%, 38%, 45%, and 49% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Total Bond Market Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$80.58	$82.33	$79.91	$83.92	$83.31
Investment Operations
Net Investment Income	1.995	2.000	2.073	2.031	2.222
Net Realized and Unrealized Gain (Loss)
on Investments	.096	(1.671)	2.641	(3.812)	1.111
Total from Investment Operations	2.091	.329	4.714	(1.781)	3.333
Distributions
Dividends from Net Investment Income	(1.995)	(2.001)	(2.073)	(2.031)	(2.222)
Distributions from Realized Capital Gains	(. 036)	(. 078)	(. 221)	(.198)	(. 501)
Total Distributions	(2.031)	(2.079)	(2.294)	(2.229)	(2.723)
Net Asset Value, End of Period	$80.64	$80.58	$82.33	$79.91	$83.92

Total Return	2.57%	0.39%	5.96%	-2.14%	4.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,445	$27,279	$26,041	$17,637	$17,968
Ratio of Total Expenses to Average Net Assets	0.05%	0.06%	0.07%	0.08%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.40%	2.44%	2.57%	2.49%	2.65%
Portfolio Turnover Rate[1,2]	61%	84%	72%	73%	80%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.
2 Includes 23%, 45%, 38%, 45%, and 49% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Total Bond Market Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.64	$10.87	$10.56	$11.09	$11.00
Investment Operations
Net Investment Income	.265	.263	.278	.269	.296
Net Realized and Unrealized Gain (Loss)
on Investments	.015	(.219)	.339	(.504)	.156
Total from Investment Operations	.280	.044	.617	(.235)	.452
Distributions
Dividends from Net Investment Income	(. 265)	(. 264)	(. 278)	(. 269)	(. 296)
Distributions from Realized Capital Gains	(. 005)	(. 010)	(. 029)	(. 026)	(. 066)
Total Distributions	(. 270)	(. 274)	(. 307)	(. 295)	(. 362)
Net Asset Value, End of Period	$10.65	$10.64	$10.87	$10.56	$11.09

Total Return[1]	2.60%	0.40%	5.89%	-2.15%	4.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$72,592	$60,783	$54,198	$33,450	$35,533
Ratio of Total Expenses to Average Net Assets	0.05%	0.06%	0.07%	0.08%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.40%	2.44%	2.57%	2.49%	2.65%
Portfolio Turnover Rate[2,3]	61%	84%	72%	73%	80%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.
3 Includes 23%, 45%, 38%, 45%, and 49% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Total Bond Market Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.64	$10.87	$10.56	$11.09	$11.00
Investment Operations
Net Investment Income	.266	.265	.279	.270	.299
Net Realized and Unrealized Gain (Loss)
on Investments	.015	(.219)	.339	(.504)	.156
Total from Investment Operations	.281	.046	.618	(.234)	.455
Distributions
Dividends from Net Investment Income	(. 266)	(. 266)	(. 279)	(. 270)	(. 299)
Distributions from Realized Capital Gains	(. 005)	(. 010)	(. 029)	(. 026)	(. 066)
Total Distributions	(. 271)	(. 276)	(. 308)	(. 296)	(. 365)
Net Asset Value, End of Period	$10.65	$10.64	$10.87	$10.56	$11.09

Total Return	2.61%	0.41%	5.91%	-2.14%	4.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34,167	$29,095	$27,103	$20,206	$22,494
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.06%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.41%	2.45%	2.58%	2.50%	2.68%
Portfolio Turnover Rate[1,2]	61%	84%	72%	73%	80%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.
2 Includes 23%, 45%, 38%, 45%, and 49% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Total Bond Market Index Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.64	$10.87	$10.56	$11.09	$11.00
Investment Operations
Net Investment Income	.267	.266	.280	.272	.301
Net Realized and Unrealized Gain (Loss)
on Investments	.015	(.219)	.339	(.504)	.156
Total from Investment Operations	.282	.047	.619	(.232)	.457
Distributions
Dividends from Net Investment Income	(. 267)	(. 267)	(. 280)	(. 272)	(. 301)
Distributions from Realized Capital Gains	(. 005)	(. 010)	(. 029)	(. 026)	(. 066)
Total Distributions	(. 272)	(. 277)	(. 309)	(. 298)	(. 367)
Net Asset Value, End of Period	$10.65	$10.64	$10.87	$10.56	$11.09

Total Return	2.62%	0.42%	5.92%	-2.12%	4.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,203	$24,287	$22,254	$18,607	$16,294
Ratio of Total Expenses to Average Net Assets	0.03%	0.04%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	2.42%	2.46%	2.59%	2.52%	2.70%
Portfolio Turnover Rate[1,2]	61%	84%	72%	73%	80%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.
2 Includes 23%, 45%, 38%, 45%, and 49% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Total Bond Market Index Fund

Financial Highlights

Institutional Select Shares
June 24, 2016[1] to
For a Share Outstanding Throughout the Period	December 31, 2016
Net Asset Value, Beginning of Period	$11.03
Investment Operations
Net Investment Income	.135
Net Realized and Unrealized Gain (Loss) on Investments	(.375)
Total from Investment Operations	(.240)
Distributions
Dividends from Net Investment Income	(.135)
Distributions from Realized Capital Gains	(.005)
Total Distributions	(.140)
Net Asset Value, End of Period	$10.65

Total Return	-2.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,438
Ratio of Total Expenses to Average Net Assets	0.01%[2]
Ratio of Net Investment Income to Average Net Assets	2.41%[2]
Portfolio Turnover Rate [3,4]	61%[5]

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares, including ETF Creation Units.
4 Includes 23% attributable to mortgage-dollar-roll activity.
5 Reflects the fund s portfolio turnover for the fiscal year ended December 31, 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Total Bond Market Index Fund

Notes to Financial Statements

Vanguard Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund s investments are in corporate debt instruments; the issuers abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers six classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, Institutional Plus Shares, and Institutional Select Shares. Investor Shares are available to any investor who meets the fund s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, Institutional Plus Shares, and Institutional Select Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Select Shares were issued on June 24, 2016.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund s pricing time but after the close of the securities primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2016, the fund s average investments in long and short futures contracts each represented 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at December 31, 2016.

25

Total Bond Market Index Fund

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At December 31, 2016, counterparties had deposited in segregated accounts securities with a value of $349,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund s tax positions taken for all open federal income tax years (December 31, 2013 2016), and has concluded that no provision for federal income tax is required in the fund s financial statements.

6. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group ( Vanguard ) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and

26

Total Bond Market Index Fund

are subject to the fund s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund s board of trustees and included in Management and Administrative expenses on the fund s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds Service Agreement (the FSA ) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the fund had contributed to Vanguard capital in the amount of $12,941,000, representing 0.01% of the fund s net assets and 5.18% of Vanguard s capitalization. The fund s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 Quoted prices in active markets for identical securities.
Level 2 Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 Significant unobservable inputs (including the fund s own assumptions used to determine the fair value of investments).

27

Total Bond Market Index Fund

The following table summarizes the market value of the fund s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	-	108,361,263	1
Asset-Backed/Commercial Mortgage-Backed Securities	-	4,571,522	1
Corporate Bonds	-	48,105,968	-
Sovereign Bonds	-	8,230,941	-
Taxable Municipal Bonds	-	1,607,771	-
Temporary Cash Investments	2,858,781	-	-
Total	2,858,781	170,877,465	2

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2016, the fund realized $44,548,000 of net capital gains resulting from in-kind redemptions in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $6,325,000 from accumulated net realized losses to paid-in capital.

For tax purposes, the fund used capital loss carryforwards of $51,492,000 to offset taxable capital gains realized during the year ended December 31, 2016, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. Capital gains required to be distributed in December 2016 included gains realized through October 31, 2016; subsequently the fund realized losses of $132,644,000 which are deferred and will be treated as realized for tax purposes in 2017.

At December 31, 2016, the cost of investment securities for tax purposes was $173,275,380,000. Net unrealized appreciation of investment securities for tax purposes was $460,868,000, consisting of unrealized gains of $2,401,037,000 on securities that had risen in value since their purchase and $1,940,169,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2016, the fund purchased $20,861,731,000 of investment securities and sold $11,407,557,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $105,753,469,000 and $89,911,748,000, respectively. Total purchases and sales include $4,083,843,000 and $785,951,000, respectively, in connection with in-kind purchases and redemptions of the fund s capital shares.

28

Total Bond Market Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,641,260	150,636	1,525,352	140,333
Issued in Lieu of Cash Distributions	147,851	13,556	160,388	14,818
Redeemed	(2,273,080)	(208,249)	(2,174,796)	(201,332)
Net Increase (Decrease) Investor Shares	(483,969)	(44,057)	(489,056)	(46,181)
ETF Shares
Issued	5,251,666	63,600	6,868,533	83,300
Issued in Lieu of Cash Distributions	-	-	-	-
Redeemed	(1,005,151)	(12,200)	(5,035,429)	(61,100)
Net Increase (Decrease) ETF Shares	4,246,515	51,400	1,833,104	22,200
Admiral Shares
Issued	22,198,749	2,035,330	16,949,183	1,564,126
Issued in Lieu of Cash Distributions	1,519,396	139,344	1,345,060	124,352
Redeemed	(11,611,931)	(1,069,305)	(10,392,108)	(961,534)
Net Increase (Decrease) Admiral Shares	12,106,214	1,105,369	7,902,135	726,944
Institutional Shares
Issued	11,564,688	1,059,562	8,909,456	822,954
Issued in Lieu of Cash Distributions	768,358	70,457	686,159	63,425
Redeemed	(7,121,436)	(655,441)	(6,971,725)	(645,028)
Net Increase (Decrease) Institutional Shares	5,211,610	474,578	2,623,890	241,351
Institutional Plus Shares
Issued	5,462,378	500,671	5,012,396	463,375
Issued in Lieu of Cash Distributions	591,388	54,218	584,138	53,999
Redeemed	(8,273,191)	(752,102)	(3,049,107)	(281,932)
Net Increase (Decrease) Institutional Plus Shares	(2,219,425)	(197,213)	2,547,427	235,442
Institutional Select Shares[1]
Issued	5,775,699	523,418	-	-
Issued in Lieu of Cash Distributions	53,832	4,952	-	-
Redeemed	(190,906)	(17,655)	-	-
Net Increase (Decrease) Institutional Select Shares	5,638,625	510,715	-	-
1 Inception was June 24, 2016, for Institutional Select Shares.

G. Management has determined that no material events or transactions occurred subsequent to
December 31, 2016, that would require recognition or disclosure in these financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market Index Fund:

In our opinion, the accompanying statement of net assets investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total Bond Market Index Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the Fund ) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements ) are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2017

Special 2016 tax information (unaudited) for Vanguard Total Bond Market Index Fund

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $26,430,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 85.8% of income dividends are interest-related dividends.

30

About Your Funds Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund s gross income, directly reduce the investment return of the fund.

A fund s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund s costs in two ways:

* Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The Ending Account Value shown is derived from the fund s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading Expenses Paid During Period.

* Based on hypothetical 5% yearly return. This section is intended to help you compare your fund s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case because the return used is not the fund s actual return the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a sales load.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund s current prospectus.

31

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Fund	6/30/2016	12/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$971.81	$0.69
ETF Shares	1,000.00	971.98	0.25
Admiral Shares	1,000.00	972.26	0.25
Institutional Shares	1,000.00	972.32	0.20
Institutional Plus Shares	1,000.00	972.37	0.15
Institutional Select Shares	1,000.00	972.45	0.05
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.43	$0.71
ETF Shares	1,000.00	1,024.89	0.25
Admiral Shares	1,000.00	1,024.89	0.25
Institutional Shares	1,000.00	1,024.94	0.20
Institutional Plus Shares	1,000.00	1,024.99	0.15
Institutional Select Shares	1,000.00	1,025.09	0.05

The calculations are based on expenses incurred in the most recent six-month period. The fund s annualized six-month expense ratios for that period are 0.14% for Investor Shares, 0.05% for ETF Shares, 0.05% for Admiral Shares, 0.04% for Institutional Shares, 0.03% for Institutional
Plus Shares, and 0.01% for Institutional Select Shares. The dollar amounts shown as Expenses Paid are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

32

Glossary

30-Day SEC Yield. A fund s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund s security holdings in the previous 30 days are used to calculate the fund s hypothetical net income for that period, which is then annualized and divided by the fund s estimated average net assets over the calculation period. For the purposes of this calculation, a security s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ at times significantly from the fund s actual experience. As a result, the fund s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under U.S. Government. Credit-quality ratings are obtained from Barclays and are from Moody s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. Not Rated is used to classify securities for which a rating is not available.

Expense Ratio. A fund s total annual operating expenses expressed as a percentage of the fund s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

33

R-Squared. A measure of how much of a fund s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund s total returns were precisely synchronized with an index s returns, its R-squared would be 1.00. If the fund s returns bore no relationship to the index s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S.
Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float
Adjusted Index thereafter.

Spliced Intermediate Investment-Grade Debt Funds Average: Based on average returns for
Intermediate U.S. Government Funds through December 31, 2001, Intermediate Investment-Grade
Debt Funds through August 31, 2013, and Core Bond Funds thereafter.

34

Vanguard Total Bond Market Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Risk Analytics and
Index Solutions Limited or any of its affiliates ( Barclays ). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Total Bond Market Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Total Bond Market Index Fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Total Bond
Market Index Fund with respect to any person or entity. Barclays only relationship to Vanguard and Vanguard Total Bond
Market Index Fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or Vanguard Total Bond Market Index Fund or any owners or purchasers of Vanguard Total Bond Market
Index Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Total Bond Market Index Fund, or the owners of Vanguard Total Bond Market Index Fund into consideration in determining, composing, or calculating the Barclays index.
Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of
Vanguard Total Bond Market Index Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of Vanguard Total Bond Market Index Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY, AND/OR COMPLETENESS OF
THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES
NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS VANGUARD TOTAL BOND MARKET
INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN
CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO
CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE
BLOOMBERG BARCLAYS U.S. AGGREGATE FLOAT ADJUSTED INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY
MISCALCULATION OF OR ANY INCORRECT, DELAYED, OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG
BARCLAYS U.S. AGGREGATE FLOAT ADJUSTED INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND
HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR
USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY
DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM
THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995 2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009 2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006 2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997 2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM s Retirement Plan
Committee (2004 2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers

Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010 2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001 2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998 2008).

Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and Other
Experience: Head of Global Fund Accounting at The
Vanguard Group, Inc.; Controller of each of the invest-
ment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008 2014).

Anne E. Robinson
Born 1970. Secretary Since September 2016. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard Group,
Inc.; General Counsel of The Vanguard Group; Secretary
of The Vanguard Group and of each of the investment
companies served by The Vanguard Group; Director
and Senior Vice President of Vanguard Marketing
Corporation; Managing Director and General Counsel
of Global Cards and Consumer Services at Citigroup
(2014 2016); Counsel at American Express (2003 2014).

Vanguard Senior Management Team

Mortimer J. Buckley	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings
James M. Norris

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996 2009
Chief Executive Officer and President, 1996 2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974 1996

1 Mr. McNabb is considered an interested person, as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q840 022017

Annual Report | December 31, 2016

Vanguard Total Bond Market II Index Fund

A new format, unwavering commitment

As you begin reading this report, you ll notice that we ve made some improvements to the opening sections based on feedback from you, our clients.

Page 1 starts with a new Your Fund s Performance at a Glance, a concise, handy summary of how your fund performed during the period.

In the renamed Chairman s Perspective, Bill McNabb will focus on enduring principles and investment insights.

We ve modified some tables, and eliminated some redundancy, but we haven t removed any information.

At Vanguard, we re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund s Performance at a Glance.	1
Chairman s Perspective.	3
Fund Profile.	7
Performance Summary.	9
Financial Statements.	11
About Your Fund s Expenses.	158
Glossary.	160

Please note: The opinions expressed in this report are just that informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund s Performance at a Glance

* Vanguard Total Bond Market II Index Fund returned 2.55% for Investor Shares in 2016.
That result was roughly in line with that of the benchmark index after taking the cost of running the fund into account but lower than the average return of peers.

* Demand for bonds, which was solid early on, weakened in the second half of the year as markets began to price in faster growth and higher inflation. That trend accelerated post-election in anticipation of more spending on infrastructure, greater deregulation, and possible changes to the federal tax code. The Federal Reserve, also expecting the economy to continue performing well, raised short-term rates in December for only the second time in a decade.

* U.S. Treasuries returned just over 1% and mortgage-backed securities closer to 2%, while corporate bonds returned more than 6%.

* Long-term bonds significantly outpaced their intermediate- and short-term counterparts.

Total Returns: Fiscal Year Ended December 31, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market II Index Fund
Investor Shares	2.33%	2.35%	0.20%	2.55%
Institutional Shares	2.40	2.42	0.20	2.62
Bloomberg Barclays U.S. Aggregate Float Adjusted Index				2.75
Core Bond Funds Average				3.03
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are designed for eligible institutional investors who meet specific administrative, service, and account-size criteria.

Total Returns: Inception Through December 31, 2016
Average
Annual Return
Total Bond Market II Index Fund Investor Shares (Returns since inception: 1/26/2009)	3.82%
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	4.02
Spliced Core Bond Funds Average	4.88
For a benchmark description, see the Glossary.

Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
Total Bond Market II Index Fund	0.09%	0.02%	0.80%

The fund expense ratios shown are from the prospectus dated April 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the fund s expense ratios were 0.09% for Investor Shares and 0.02% for Institutional Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2015.

Peer group: Core Bond Funds Average.

Chairman s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you re like most investors, a big question on your mind is: What s in store for the markets and the economy in 2017?

At Vanguard, we re just as curious about the immediate future. But our curiosity is tempered by our belief that forecasts should give a range of possible outcomes, not pinpoint predictions. After all, there are bound to be occurrences the experts won t see coming.

What really matters for investors

In 2016, we saw two cases in point: The United Kingdom s June vote to exit the European Union and the November election of Donald Trump as U.S. president. Both unexpected outcomes triggered swift market reactions. But despite some short-term volatility, the markets 12-month performance as of December 31, 2016, proved to be less dramatic. U.S. stocks posted healthy returns, and U.S. bonds provided returns close to their long-term averages. International stocks and bonds also advanced, although returns for U.S. investors were reduced by the strength of the U.S. dollar.

The surprises of 2016 remind us to be skeptical of overly precise short-term predictions about 2017. At the cusp of a new year, market prognosticators forecast where the Standard & Poor s 500 Index or the yield on the 10-year Treasury note will end up in 12 months. Such predictions can be attention-getting. They can also be dead wrong.

Investors are better off taking note of long-term trends that stand to influence our economies and markets. We re watching these trends closely, and we discuss our latest assessment in our 2017 economic and market outlook, which you can read at vanguard.com/research.

Our global economic outlook: Expect stabilization, not stagnation

One phenomenon in particular that we re watching is the low-growth, low-interest-rate environment that has marked the global economy since the 2008 09 financial crisis. We don t think this economic backdrop is simply the result of cyclically weak demand or long-term stagnation. Instead, certain structural forces are contributing: Falling technology costs are restraining the amounts businesses are spending on capital investment, an aging population is weighing on growth in the developed world, and the free movement of capital and products across the globe has restrained prices and wages.

In the near term, these forces will continue to dampen growth, inflation, and interest rates. They also make it unlikely that further monetary stimulus from central banks will do much to spur growth.

I realize this all may sound gloomy, but that s not how we see it. We expect global growth to stabilize at more modest levels, not stagnate. The world isn t headed for Japanese-style deflation, in which a widespread sustained drop in prices puts economic activity into hibernation.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	12.05%	8.59%	14.69%
Russell 2000 Index (Small-caps)	21.31	6.74	14.46
Russell 3000 Index (Broad U.S. market)	12.74	8.43	14.67
FTSE All-World ex US Index (International)	4.80	-1.16	5.52

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.65%	3.03%	2.23%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.25	4.14	3.28
Citigroup Three-Month U.S. Treasury Bill Index	0.27	0.09	0.08

CPI
Consumer Price Index	2.07%	1.18%	1.36%

In fact, we believe that global growth could pick up modestly over time. Our expectation is based on a potential rebound in productivity as new digital technologies are used more effectively. We also anticipate a slight recovery in the labor force as the baby boom generation finishes its transition to retirement, nudging up demand for workers.

Put expansion in perspective

Looking to the United States, the world s largest economy remains firmly on a long-term-growth path of about 2% per year. That s lower than the historical average of 3.25% since 1950. We see such growth at this level as fundamentally sound, rather than abnormally low. Our evaluation takes into account lower U.S. population growth and the reality that the economic expansion from the 1980s until the financial crisis was fueled by debt, distorting the numbers.

Turning to prices, we think that core U.S. inflation should modestly exceed 2% in 2017. That, in turn, will support further interest rate hikes by the Federal Reserve, similar to the one at the end of 2016.

We expect the Fed to raise rates in 2017 before taking an extended pause, and we see the federal funds rate staying below 2% through at least 2018.

Prepare for muted returns

And what about prospects for the markets? Vanguard s outlook for global stocks and bonds remains the most guarded in ten years, given fairly high stock valuations

Expect more modest returns, rely on time-tested principles

In Vanguard s economic and market outlook for 2017, Global Chief Economist Joseph Davis and his team offer a projection of more modest returns from the global stock and bond markets. They caution that, over the next decade, returns for a balanced portfolio are likely to be moderately below long-run historical averages.

The team s simulations indicate that for the decade ending in 2026, the average annualized return of a 60% stock/40% bond portfolio is likely to be centered in the 3% 5% range after inflation. That s below the actual average after-inflation return of 6% for the same portfolio for the nine decades since 1926.

Ultimately, our global market outlook points toward a somewhat more challenging environment, yet one in which, over time, investors with an appropriate level of discipline, diversification, and patience are likely to be rewarded with reasonable inflation-adjusted returns.

For more information about our expectations and the probability of various outcomes, see 2017
Economic and Market Outlook: Stabilization, Not Stagnation, available at vanguard.com/research.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model® (VCMM)
regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from the VCMM are derived from 10,000 simulations for each modeled asset class. Simulations as of September 30, 2016. Results from the model may vary with each use and over time. For more information, see the note at the end of this letter.

and the low-interest-rate environment. We don t expect global bond yields to increase materially from year-end 2016 levels.

Our outlook for global equities is annualized returns of 5% 8% over the next decade. This outlook isn t bearish, but is actually fairly positive when you take into account the current low-rate environment. (See the box titled Expect more modest returns, rely on time-tested principles for more.)

Focus on the four keys to investment success

Significant trends often happen gradually. Like shifting tides, they re sometimes barely noticeable at first but ultimately can change the landscape entirely. Other times, apparent trends can end up receding before they have much of a long-term impact. Given the future s inherent unpredictability, it s not reasonable to expect a surefire block-buster revelation from any prognosticator or investment firm.

What to conclude, then? No matter what scenario plays out, we believe investors have the best chance for success if they stay focused on what they can control: their goals, asset allocation, and investment costs, along with the discipline to stick to a plan. As Tim Buckley, our chief investment officer, likes to say, this can be easy to say but harder to do, especially in times of uncertainty. Investors who can stay focused on those four keys will find themselves well-positioned to weather any market.

As always, thank you for investing with Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 16, 2017

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.
The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.
The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard s Investment Strategy Group.
The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S.
and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

Total Bond Market II Index Fund

Fund Profile
As of December 31, 2016

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VTBIX	VTBNX
Expense Ratio[1]	0.09%	0.02%
30-Day SEC Yield	2.33%	2.40%

Volatility Measures
Bloomberg
Barclays U.S.
Aggregate
Float Adjusted
Index
R-Squared	0.99
Beta	1.04

Financial Attributes

		Bloomberg
		Barclays U.S.
		Aggregate
		Float Adjusted
	Fund	Index

Number of Bonds	7,948	10,054

Yield to Maturity
(before expenses)	2.6%	2.6%

Average Coupon	2.9%	3.0%

Average Duration	6.0 years	6.0 years

Average Effective
Maturity	8.3 years	8.2 years

Short-Term
Reserves	2.0%

Sector Diversification (% of portfolio)
Asset-Backed	0.4%
Commercial Mortgage-Backed	1.5
Finance	8.7
Foreign	5.5
Government Mortgage-Backed	20.7
Industrial	17.1
Treasury/Agency	43.7
Utilities	2.1
Other	0.3

These measures show the degree and timing of the fund s
fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.7%
1 - 3 Years	24.2
3 - 5 Years	19.9
5 - 10 Years	38.2
10 - 20 Years	4.2
20 - 30 Years	12.2
Over 30 Years	0.6

Distribution by Credit Quality (% of portfolio)
U.S. Government	64.4%
Aaa	5.0
Aa	4.4
A	11.6
Baa	14.6

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

1 The expense ratios shown are from the prospectus dated April 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the expense ratios were 0.09% for Investor Shares and 0.02% for Institutional Shares.

Total Bond Market II Index Fund

Investment Focus

Total Bond Market II Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2009, Through December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2016

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/26/2009)	Investment
Total Bond Market II Index Fund
Investor Shares	2.55%	2.04%	3.82%	$13,463
Spliced Bloomberg Barclays U.S.
Aggregate Float Adjusted Index	2.75	2.24	4.02	13,671

Spliced Core Bond Funds Average	3.03	2.60	4.88	14,589

For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(2/17/2009)	Investment
Total Bond Market II Index Fund Institutional
Shares	2.62%	2.11%	3.84%	$6,727,615
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	2.75	2.24	3.99	6,804,443

"Since Inception" performance is calculated from the Institutional Shares inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Total Bond Market II Index Fund

Fiscal-Year Total Returns (%): January 26, 2009, Through December 31, 2016
				Spliced
				Bloomberg
				Barclays
				Aggregate
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	3.68%	2.60%	6.28%	6.39%
2010	3.42	3.00	6.42	6.58
2011	3.11	4.48	7.59	7.92
2012	2.36	1.55	3.91	4.32
2013	2.00	-4.26	-2.26	-1.97
2014	2.35	3.58	5.93	5.85
2015	2.28	-2.00	0.28	0.44
2016	2.35	0.20	2.55	2.75
For a benchmark description, see the Glossary.

Total Bond Market II Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund s Forms N-Q on the SEC s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (64.0%)
U.S. Government Securities (40.8%)
United States Treasury Note/Bond	0.750%	1/31/18	129,283	129,021
United States Treasury Note/Bond	1.000%	2/15/18	170,000	170,053
United States Treasury Note/Bond	3.500%	2/15/18	91,055	93,587
United States Treasury Note/Bond	0.750%	2/28/18	182,969	182,482
United States Treasury Note/Bond	2.750%	2/28/18	60,000	61,210
United States Treasury Note/Bond	1.000%	3/15/18	123,849	123,887
United States Treasury Note/Bond	0.750%	3/31/18	80,680	80,440
United States Treasury Note/Bond	0.875%	3/31/18	464,652	464,071
United States Treasury Note/Bond	2.875%	3/31/18	1,092	1,117
United States Treasury Note/Bond	0.750%	4/15/18	120,000	119,626
United States Treasury Note/Bond	1.000%	5/15/18	120,000	119,963
United States Treasury Note/Bond	9.125%	5/15/18	11,300	12,532
United States Treasury Note/Bond	0.875%	5/31/18	1,009,497	1,007,599
United States Treasury Note/Bond	1.000%	5/31/18	131,300	131,238
United States Treasury Note/Bond	2.375%	5/31/18	60,646	61,764
United States Treasury Note/Bond	1.125%	6/15/18	56,275	56,336
United States Treasury Note/Bond	0.625%	6/30/18	256,305	254,662
United States Treasury Note/Bond	1.375%	6/30/18	142,400	143,068
United States Treasury Note/Bond	2.375%	6/30/18	22,211	22,638
United States Treasury Note/Bond	0.875%	7/15/18	125,000	124,590
United States Treasury Note/Bond	0.750%	7/31/18	271,925	270,438
United States Treasury Note/Bond	1.375%	7/31/18	113,258	113,771
United States Treasury Note/Bond	2.250%	7/31/18	56,984	58,017
United States Treasury Note/Bond	1.000%	8/15/18	161,275	161,048
United States Treasury Note/Bond	0.750%	8/31/18	352,645	350,441
United States Treasury Note/Bond	1.500%	8/31/18	50,000	50,312
United States Treasury Note/Bond	1.000%	9/15/18	92,374	92,172
United States Treasury Note/Bond	0.750%	9/30/18	333,907	331,663
United States Treasury Note/Bond	1.375%	9/30/18	207,425	208,203
United States Treasury Note/Bond	0.875%	10/15/18	84,320	83,912
United States Treasury Note/Bond	0.750%	10/31/18	102,190	101,440
United States Treasury Note/Bond	1.250%	10/31/18	148,000	148,231
United States Treasury Note/Bond	1.750%	10/31/18	82,900	83,780
United States Treasury Note/Bond	1.250%	11/15/18	53,932	54,016
United States Treasury Note/Bond	3.750%	11/15/18	53,917	56,478
United States Treasury Note/Bond	1.000%	11/30/18	503,482	501,831
United States Treasury Note/Bond	1.250%	11/30/18	149,100	149,286
United States Treasury Note/Bond	1.375%	11/30/18	32,530	32,642

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.250%	12/15/18	25,000	25,027
United States Treasury Note/Bond	1.250%	12/31/18	15,500	15,517
United States Treasury Note/Bond	1.375%	12/31/18	125,925	126,318
United States Treasury Note/Bond	1.500%	12/31/18	291,936	293,577
United States Treasury Note/Bond	1.125%	1/15/19	240,005	239,518
United States Treasury Note/Bond	1.250%	1/31/19	60,775	60,794
United States Treasury Note/Bond	1.500%	1/31/19	105,750	106,328
United States Treasury Note/Bond	0.750%	2/15/19	466,495	461,830
United States Treasury Note/Bond	2.750%	2/15/19	15,365	15,845
United States Treasury Note/Bond	1.375%	2/28/19	328,275	329,148
United States Treasury Note/Bond	1.500%	2/28/19	457,155	459,656
United States Treasury Note/Bond	1.000%	3/15/19	466,354	463,878
United States Treasury Note/Bond	1.500%	3/31/19	32,800	32,964
United States Treasury Note/Bond	1.625%	3/31/19	210,530	212,174
United States Treasury Note/Bond	0.875%	4/15/19	6,750	6,688
United States Treasury Note/Bond	1.250%	4/30/19	20,650	20,631
United States Treasury Note/Bond	1.625%	4/30/19	204,000	205,563
United States Treasury Note/Bond	0.875%	5/15/19	25,000	24,754
United States Treasury Note/Bond	3.125%	5/15/19	58,125	60,577
United States Treasury Note/Bond	1.125%	5/31/19	56,175	55,920
United States Treasury Note/Bond	1.500%	5/31/19	208,925	209,871
United States Treasury Note/Bond	0.875%	6/15/19	701,816	694,363
United States Treasury Note/Bond	1.000%	6/30/19	37,103	36,807
United States Treasury Note/Bond	1.625%	6/30/19	336,175	338,642
United States Treasury Note/Bond	0.750%	7/15/19	374,895	369,448
United States Treasury Note/Bond	0.875%	7/31/19	269,261	266,105
United States Treasury Note/Bond	1.625%	7/31/19	436,000	439,000
United States Treasury Note/Bond	0.750%	8/15/19	257,329	253,348
United States Treasury Note/Bond	3.625%	8/15/19	271,150	286,869
United States Treasury Note/Bond	8.125%	8/15/19	1,215	1,425
United States Treasury Note/Bond	1.000%	8/31/19	276,575	273,895
United States Treasury Note/Bond	1.625%	8/31/19	275,523	277,374
United States Treasury Note/Bond	0.875%	9/15/19	508,455	501,860
United States Treasury Note/Bond	1.000%	9/30/19	65,253	64,560
United States Treasury Note/Bond	1.750%	9/30/19	306,311	309,230
United States Treasury Note/Bond	1.000%	10/15/19	246,535	243,877
United States Treasury Note/Bond	1.250%	10/31/19	75,000	74,660
United States Treasury Note/Bond	1.500%	10/31/19	406,250	407,201
United States Treasury Note/Bond	1.000%	11/15/19	898,430	887,343
United States Treasury Note/Bond	3.375%	11/15/19	40,476	42,690
United States Treasury Note/Bond	1.000%	11/30/19	155,000	153,087
United States Treasury Note/Bond	1.500%	11/30/19	503,000	503,865
United States Treasury Note/Bond	1.375%	12/15/19	672,070	670,390
United States Treasury Note/Bond	1.125%	12/31/19	47,315	46,842
United States Treasury Note/Bond	1.625%	12/31/19	282,284	283,562
United States Treasury Note/Bond	1.250%	1/31/20	157,044	155,841
United States Treasury Note/Bond	1.375%	1/31/20	90,400	90,061
United States Treasury Note/Bond	8.500%	2/15/20	5,018	6,083
United States Treasury Note/Bond	1.375%	2/29/20	66,100	65,769
United States Treasury Note/Bond	1.375%	3/31/20	64,030	63,680
United States Treasury Note/Bond	1.125%	4/30/20	132,750	130,883
United States Treasury Note/Bond	1.375%	4/30/20	110,000	109,261
United States Treasury Note/Bond	3.500%	5/15/20	134,995	143,411
United States Treasury Note/Bond	1.375%	5/31/20	135,615	134,682
United States Treasury Note/Bond	1.500%	5/31/20	233,600	232,761
United States Treasury Note/Bond	1.625%	6/30/20	126,325	126,305

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.875%	6/30/20	151,470	152,867
United States Treasury Note/Bond	1.625%	7/31/20	210,995	210,731
United States Treasury Note/Bond	2.625%	8/15/20	233,220	240,982
United States Treasury Note/Bond	8.750%	8/15/20	21,755	27,150
United States Treasury Note/Bond	1.375%	8/31/20	218,375	215,986
United States Treasury Note/Bond	2.125%	8/31/20	220,683	224,097
United States Treasury Note/Bond	1.375%	9/30/20	224,315	221,650
United States Treasury Note/Bond	2.000%	9/30/20	14,642	14,800
United States Treasury Note/Bond	1.375%	10/31/20	132,743	131,021
United States Treasury Note/Bond	1.750%	10/31/20	246,582	246,930
United States Treasury Note/Bond	2.625%	11/15/20	290,500	300,078
United States Treasury Note/Bond	1.625%	11/30/20	39,000	38,817
United States Treasury Note/Bond	2.000%	11/30/20	273,475	276,166
United States Treasury Note/Bond	1.750%	12/31/20	212,111	211,946
United States Treasury Note/Bond	2.375%	12/31/20	119,345	122,179
United States Treasury Note/Bond	1.375%	1/31/21	463,803	456,192
United States Treasury Note/Bond	2.125%	1/31/21	169,525	171,697
United States Treasury Note/Bond	3.625%	2/15/21	142,000	152,318
United States Treasury Note/Bond	7.875%	2/15/21	22,550	27,948
United States Treasury Note/Bond	1.125%	2/28/21	114,373	111,228
United States Treasury Note/Bond	2.000%	2/28/21	176,100	177,366
United States Treasury Note/Bond	1.250%	3/31/21	261,037	254,796
United States Treasury Note/Bond	2.250%	3/31/21	283,201	288,202
United States Treasury Note/Bond	1.375%	4/30/21	174,581	171,171
United States Treasury Note/Bond	2.250%	4/30/21	139,880	142,262
United States Treasury Note/Bond	3.125%	5/15/21	73,845	77,757
United States Treasury Note/Bond	1.375%	5/31/21	189,735	185,851
United States Treasury Note/Bond	2.000%	5/31/21	123,450	124,125
United States Treasury Note/Bond	1.125%	6/30/21	651,993	630,699
United States Treasury Note/Bond	2.125%	6/30/21	338,285	341,668
United States Treasury Note/Bond	1.125%	7/31/21	306,305	295,872
United States Treasury Note/Bond	2.250%	7/31/21	179,750	182,417
United States Treasury Note/Bond	2.125%	8/15/21	321,628	324,391
United States Treasury Note/Bond	8.125%	8/15/21	34,550	43,954
United States Treasury Note/Bond	1.125%	8/31/21	274,994	265,540
United States Treasury Note/Bond	2.000%	8/31/21	173,550	174,091
United States Treasury Note/Bond	1.125%	9/30/21	58,473	56,371
United States Treasury Note/Bond	2.125%	9/30/21	265,000	267,112
United States Treasury Note/Bond	1.250%	10/31/21	468,817	454,312
United States Treasury Note/Bond	2.000%	10/31/21	275,870	276,389
United States Treasury Note/Bond	2.000%	11/15/21	281,291	281,819
United States Treasury Note/Bond	8.000%	11/15/21	9,450	12,092
United States Treasury Note/Bond	1.750%	11/30/21	507,935	503,811
United States Treasury Note/Bond	1.875%	11/30/21	254,589	253,634
United States Treasury Note/Bond	2.000%	12/31/21	271,550	272,313
United States Treasury Note/Bond	2.125%	12/31/21	213,300	214,934
United States Treasury Note/Bond	1.500%	1/31/22	265,775	259,545
United States Treasury Note/Bond	2.000%	2/15/22	83,537	83,589
United States Treasury Note/Bond	1.750%	2/28/22	160,777	158,717
United States Treasury Note/Bond	1.750%	3/31/22	60,937	60,080
United States Treasury Note/Bond	1.750%	4/30/22	17,100	16,849
United States Treasury Note/Bond	1.750%	5/15/22	10,000	9,845
United States Treasury Note/Bond	1.875%	5/31/22	144,700	143,411
United States Treasury Note/Bond	2.125%	6/30/22	35,735	35,824
United States Treasury Note/Bond	2.000%	7/31/22	142,180	141,513
United States Treasury Note/Bond	1.625%	8/15/22	62,440	60,850

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	7.250%	8/15/22	75	96
United States Treasury Note/Bond	1.875%	8/31/22	187,058	184,720
United States Treasury Note/Bond	1.750%	9/30/22	274,953	269,498
United States Treasury Note/Bond	1.875%	10/31/22	259,855	256,160
United States Treasury Note/Bond	1.625%	11/15/22	33,976	33,041
United States Treasury Note/Bond	7.625%	11/15/22	150	196
United States Treasury Note/Bond	2.000%	11/30/22	40,800	40,494
United States Treasury Note/Bond	2.125%	12/31/22	93,763	93,617
United States Treasury Note/Bond	1.750%	1/31/23	324,865	317,149
United States Treasury Note/Bond	2.000%	2/15/23	179,625	177,998
United States Treasury Note/Bond	7.125%	2/15/23	15,675	20,164
United States Treasury Note/Bond	1.500%	2/28/23	430,055	413,188
United States Treasury Note/Bond	1.500%	3/31/23	116,865	112,190
United States Treasury Note/Bond	1.625%	4/30/23	166,746	161,118
United States Treasury Note/Bond	1.750%	5/15/23	312,500	304,003
United States Treasury Note/Bond	1.625%	5/31/23	16,505	15,930
United States Treasury Note/Bond	1.375%	6/30/23	463,187	439,523
United States Treasury Note/Bond	1.250%	7/31/23	217,965	204,955
United States Treasury Note/Bond	2.500%	8/15/23	353,810	359,726
United States Treasury Note/Bond	6.250%	8/15/23	31,045	38,762
United States Treasury Note/Bond	1.375%	8/31/23	343,095	324,760
United States Treasury Note/Bond	1.375%	9/30/23	172,515	163,189
United States Treasury Note/Bond	1.625%	10/31/23	353,870	340,048
United States Treasury Note/Bond	2.750%	11/15/23	333,215	343,785
United States Treasury Note/Bond	2.125%	11/30/23	377,000	374,112
United States Treasury Note/Bond	2.250%	12/31/23	186,175	186,060
United States Treasury Note/Bond	2.750%	2/15/24	240,799	248,476
United States Treasury Note/Bond	2.500%	5/15/24	482,818	489,534
United States Treasury Note/Bond	2.375%	8/15/24	437,320	438,890
United States Treasury Note/Bond	2.250%	11/15/24	299,872	297,716
United States Treasury Note/Bond	7.500%	11/15/24	16,650	22,881
United States Treasury Note/Bond	2.000%	2/15/25	207,709	201,933
United States Treasury Note/Bond	2.125%	5/15/25	545,546	534,210
United States Treasury Note/Bond	2.000%	8/15/25	453,808	438,986
United States Treasury Note/Bond	6.875%	8/15/25	4,072	5,501
United States Treasury Note/Bond	2.250%	11/15/25	461,040	454,558
United States Treasury Note/Bond	1.625%	2/15/26	277,129	258,553
United States Treasury Note/Bond	6.000%	2/15/26	1,750	2,259
United States Treasury Note/Bond	1.625%	5/15/26	327,078	304,591
United States Treasury Note/Bond	1.500%	8/15/26	484,832	445,289
United States Treasury Note/Bond	6.750%	8/15/26	8,800	12,033
United States Treasury Note/Bond	2.000%	11/15/26	418,580	402,163
United States Treasury Note/Bond	6.500%	11/15/26	36,215	48,975
United States Treasury Note/Bond	6.625%	2/15/27	39,650	54,358
United States Treasury Note/Bond	6.375%	8/15/27	6,850	9,313
United States Treasury Note/Bond	6.125%	11/15/27	41,808	56,029
United States Treasury Note/Bond	5.500%	8/15/28	50,775	65,635
United States Treasury Note/Bond	5.250%	11/15/28	62,342	79,242
United States Treasury Note/Bond	5.250%	2/15/29	175,279	223,700
United States Treasury Note/Bond	6.125%	8/15/29	32,930	45,428
United States Treasury Note/Bond	6.250%	5/15/30	92,435	130,536
United States Treasury Note/Bond	5.375%	2/15/31	271,875	361,466
United States Treasury Note/Bond	4.500%	2/15/36	208,600	263,585
United States Treasury Note/Bond	4.750%	2/15/37	133,000	172,796
United States Treasury Note/Bond	5.000%	5/15/37	57,327	76,863
United States Treasury Note/Bond	4.375%	2/15/38	102,450	127,101

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	4.500%	5/15/38	44,579	56,204
United States Treasury Note/Bond	3.500%	2/15/39	145,394	158,706
United States Treasury Note/Bond	4.250%	5/15/39	74,367	90,147
United States Treasury Note/Bond	4.500%	8/15/39	84,306	105,712
United States Treasury Note/Bond	4.375%	11/15/39	77,905	96,005
United States Treasury Note/Bond	4.625%	2/15/40	138,305	176,469
United States Treasury Note/Bond	4.375%	5/15/40	100,320	123,723
United States Treasury Note/Bond	3.875%	8/15/40	102,050	116,991
United States Treasury Note/Bond	4.250%	11/15/40	103,654	125,616
1 United States Treasury Note/Bond	4.750%	2/15/41	117,492	152,923
United States Treasury Note/Bond	4.375%	5/15/41	79,000	97,602
United States Treasury Note/Bond	3.750%	8/15/41	128,000	143,960
United States Treasury Note/Bond	3.125%	11/15/41	94,626	95,883
United States Treasury Note/Bond	3.125%	2/15/42	57,742	58,509
United States Treasury Note/Bond	3.000%	5/15/42	30,000	29,700
United States Treasury Note/Bond	2.750%	8/15/42	441,438	416,263
United States Treasury Note/Bond	2.750%	11/15/42	583,354	549,811
United States Treasury Note/Bond	3.125%	2/15/43	101,409	102,566
United States Treasury Note/Bond	2.875%	5/15/43	162,200	156,396
United States Treasury Note/Bond	3.625%	8/15/43	304,652	337,307
United States Treasury Note/Bond	3.750%	11/15/43	111,706	126,455
United States Treasury Note/Bond	3.625%	2/15/44	155,994	172,617
United States Treasury Note/Bond	3.375%	5/15/44	151,990	160,944
United States Treasury Note/Bond	3.125%	8/15/44	202,650	204,708
United States Treasury Note/Bond	3.000%	11/15/44	232,831	229,557
United States Treasury Note/Bond	2.500%	2/15/45	222,882	198,155
United States Treasury Note/Bond	3.000%	5/15/45	253,154	249,278
United States Treasury Note/Bond	2.875%	8/15/45	255,506	245,406
United States Treasury Note/Bond	3.000%	11/15/45	105,937	104,282
United States Treasury Note/Bond	2.500%	2/15/46	306,698	272,050
United States Treasury Note/Bond	2.500%	5/15/46	283,873	251,804
United States Treasury Note/Bond	2.250%	8/15/46	497,029	417,117
United States Treasury Note/Bond	2.875%	11/15/46	178,075	171,565
				46,558,791
Agency Bonds and Notes (2.3%)
2 AID-Israel	5.500%	9/18/23	6,375	7,544
2 AID-Israel	5.500%	12/4/23	6,502	7,729
2 AID-Israel	5.500%	4/26/24	5,075	6,079
2 AID-Jordan	1.945%	6/23/19	5,200	5,242
2 AID-Jordan	2.503%	10/30/20	6,375	6,502
2 AID-Jordan	2.578%	6/30/22	2,680	2,714
2 AID-Tunisia	2.452%	7/24/21	2,300	2,332
2 AID-Tunisia	1.416%	8/5/21	2,320	2,233
2 AID-Ukraine	1.844%	5/16/19	3,200	3,214
2 AID-Ukraine	1.847%	5/29/20	5,700	5,650
2 AID-Ukraine	1.471%	9/29/21	6,300	6,117
3 Federal Farm Credit Banks	1.110%	2/20/18	3,800	3,808
3 Federal Farm Credit Banks	0.750%	4/18/18	15,000	14,942
3 Federal Farm Credit Banks	1.100%	6/1/18	2,000	2,000
3 Federal Farm Credit Banks	5.150%	11/15/19	5,325	5,866
3 Federal Farm Credit Banks	3.500%	12/20/23	5,000	5,344
3 Federal Home Loan Banks	1.375%	3/9/18	20,000	20,094
3 Federal Home Loan Banks	0.875%	3/19/18	35,340	35,289
3 Federal Home Loan Banks	1.125%	4/25/18	30,000	30,027
3 Federal Home Loan Banks	2.750%	6/8/18	13,550	13,864
3 Federal Home Loan Banks	0.875%	6/29/18	54,000	53,802

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
3 Federal Home Loan Banks	0.625%	8/7/18	36,950	36,636
3 Federal Home Loan Banks	5.375%	8/15/18	5,250	5,603
3 Federal Home Loan Banks	0.875%	10/1/18	50,000	49,725
3 Federal Home Loan Banks	1.250%	1/16/19	56,000	55,973
3 Federal Home Loan Banks	1.125%	6/21/19	36,500	36,262
3 Federal Home Loan Banks	0.875%	8/5/19	48,500	47,804
3 Federal Home Loan Banks	5.125%	8/15/19	4,095	4,480
3 Federal Home Loan Banks	1.000%	9/26/19	41,000	40,495
3 Federal Home Loan Banks	1.375%	11/15/19	31,550	31,429
3 Federal Home Loan Banks	1.875%	3/13/20	3,425	3,454
3 Federal Home Loan Banks	4.125%	3/13/20	11,555	12,459
3 Federal Home Loan Banks	3.375%	6/12/20	15,200	16,073
3 Federal Home Loan Banks	5.250%	12/11/20	5,000	5,653
3 Federal Home Loan Banks	1.375%	2/18/21	14,175	13,892
3 Federal Home Loan Banks	2.250%	6/11/21	30,000	30,354
3 Federal Home Loan Banks	5.625%	6/11/21	16,950	19,570
3 Federal Home Loan Banks	1.125%	7/14/21	18,000	17,351
3 Federal Home Loan Banks	1.875%	11/29/21	73,000	72,471
3 Federal Home Loan Banks	2.125%	3/10/23	28,325	28,089
3 Federal Home Loan Banks	5.375%	8/15/24	1,585	1,892
3 Federal Home Loan Banks	5.500%	7/15/36	14,475	18,928
4 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	13,375	13,347
4 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	38,390	38,345
4 Federal Home Loan Mortgage Corp.	0.750%	4/9/18	40,000	39,847
4 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	9,305	9,804
4 Federal Home Loan Mortgage Corp.	0.875%	10/12/18	35,000	34,804
4 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	16,500	17,381
4 Federal Home Loan Mortgage Corp.	1.125%	4/15/19	55,200	54,928
4 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	35,175	35,487
4 Federal Home Loan Mortgage Corp.	0.875%	7/19/19	40,621	40,058
4 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	29,479	29,336
4 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	43,700	43,416
4 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	21,700	21,520
4 Federal Home Loan Mortgage Corp.	1.125%	8/12/21	35,000	33,657
4 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	56,650	57,469
4 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	1,150	1,589
4 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	23,400	32,918
4 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	23,382	32,118
4 Federal National Mortgage Assn.	0.875%	2/8/18	46,060	46,030
4 Federal National Mortgage Assn.	0.875%	3/28/18	22,000	21,965
4 Federal National Mortgage Assn.	0.875%	5/21/18	47,380	47,238
4 Federal National Mortgage Assn.	1.125%	7/20/18	20,000	19,991
4 Federal National Mortgage Assn.	1.875%	9/18/18	34,926	35,338
4 Federal National Mortgage Assn.	1.125%	10/19/18	12,000	11,983
4 Federal National Mortgage Assn.	1.625%	11/27/18	41,640	41,952
4 Federal National Mortgage Assn.	1.125%	12/14/18	57,405	57,274
4 Federal National Mortgage Assn.	1.375%	1/28/19	45,000	45,092
4 Federal National Mortgage Assn.	1.875%	2/19/19	43,000	43,522
4 Federal National Mortgage Assn.	1.000%	2/26/19	16,500	16,398
4 Federal National Mortgage Assn.	1.750%	6/20/19	76,000	76,653
4 Federal National Mortgage Assn.	0.875%	8/2/19	100,000	98,569
4 Federal National Mortgage Assn.	1.000%	8/28/19	55,450	54,800
4 Federal National Mortgage Assn.	1.750%	9/12/19	67,575	68,104
4 Federal National Mortgage Assn.	0.000%	10/9/19	6,640	6,325
4 Federal National Mortgage Assn.	1.000%	10/24/19	50,000	49,312
4 Federal National Mortgage Assn.	1.750%	11/26/19	16,500	16,611

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
4	Federal National Mortgage Assn.	1.625%	1/21/20	22,000	22,041
4	Federal National Mortgage Assn.	1.500%	6/22/20	17,000	16,902
4	Federal National Mortgage Assn.	1.500%	11/30/20	26,000	25,705
4	Federal National Mortgage Assn.	1.875%	12/28/20	40,000	40,081
4	Federal National Mortgage Assn.	1.375%	2/26/21	17,000	16,658
4	Federal National Mortgage Assn.	1.250%	8/17/21	18,500	17,890
4	Federal National Mortgage Assn.	1.375%	10/7/21	42,050	40,860
4	Federal National Mortgage Assn.	2.625%	9/6/24	20,000	20,146
4	Federal National Mortgage Assn.	2.125%	4/24/26	30,000	28,304
4	Federal National Mortgage Assn.	1.875%	9/24/26	26,000	23,881
4	Federal National Mortgage Assn.	6.250%	5/15/29	5,550	7,382
4	Federal National Mortgage Assn.	7.125%	1/15/30	7,120	10,193
4	Federal National Mortgage Assn.	7.250%	5/15/30	28,925	41,860
4	Federal National Mortgage Assn.	6.625%	11/15/30	21,295	29,527
4	Federal National Mortgage Assn.	5.625%	7/15/37	2,721	3,619
3	Financing Corp.	9.800%	4/6/18	850	940
3	Financing Corp.	10.350%	8/3/18	100	114
3	Financing Corp.	9.650%	11/2/18	2,375	2,728
3	Financing Corp.	9.700%	4/5/19	425	501
	Private Export Funding Corp.	1.875%	7/15/18	2,200	2,215
	Private Export Funding Corp.	4.375%	3/15/19	6,867	7,293
	Private Export Funding Corp.	1.450%	8/15/19	7,575	7,559
	Private Export Funding Corp.	2.250%	3/15/20	6,900	6,998
	Private Export Funding Corp.	2.300%	9/15/20	1,500	1,519
	Private Export Funding Corp.	4.300%	12/15/21	7,760	8,523
	Private Export Funding Corp.	2.800%	5/15/22	1,125	1,155
	Private Export Funding Corp.	2.050%	11/15/22	15,350	15,074
	Private Export Funding Corp.	3.550%	1/15/24	16,350	17,353
	Private Export Funding Corp.	2.450%	7/15/24	4,750	4,679
	Private Export Funding Corp.	3.250%	6/15/25	1,500	1,555
	Resolution Funding Corp.	8.125%	10/15/19	100	117
	Resolution Funding Corp.	8.875%	7/15/20	100	124
3	Tennessee Valley Authority	4.500%	4/1/18	6,425	6,688
3	Tennessee Valley Authority	1.750%	10/15/18	9,500	9,588
3	Tennessee Valley Authority	3.875%	2/15/21	5,170	5,574
3	Tennessee Valley Authority	1.875%	8/15/22	3,750	3,668
3	Tennessee Valley Authority	2.875%	9/15/24	11,831	12,040
3	Tennessee Valley Authority	6.750%	11/1/25	17,756	23,207
3	Tennessee Valley Authority	7.125%	5/1/30	8,975	12,664
3	Tennessee Valley Authority	4.650%	6/15/35	3,425	3,991
3	Tennessee Valley Authority	5.880%	4/1/36	4,265	5,556
3	Tennessee Valley Authority	5.500%	6/15/38	850	1,081
3	Tennessee Valley Authority	5.250%	9/15/39	3,150	3,911
3	Tennessee Valley Authority	3.500%	12/15/42	5,500	5,351
3	Tennessee Valley Authority	4.875%	1/15/48	14,075	16,163
3	Tennessee Valley Authority	5.375%	4/1/56	4,770	5,960
3	Tennessee Valley Authority	4.625%	9/15/60	3,365	3,706
3	Tennessee Valley Authority	4.250%	9/15/65	5,500	5,600
					2,630,410
Conventional Mortgage-Backed Securities (20.7%)
[4,5]	Fannie Mae Pool	2.000%	8/1/28 8/1/31	49,749	48,670
[4,5,6]Fannie Mae Pool		2.500%	11/1/26 12/1/46	840,968	843,957
[4,5,6]Fannie Mae Pool		3.000%	11/1/20 1/1/47	2,669,511	2,682,561
[4,5,6]Fannie Mae Pool		3.500%	10/1/20 1/1/47	2,616,370	2,695,447
[4,5,6]Fannie Mae Pool		4.000%	6/1/18 1/1/47	1,643,677	1,734,142
[4,5,6]Fannie Mae Pool		4.500%	2/1/18 1/1/47	778,129	838,186

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
[4,5,6]Fannie Mae Pool		5.000%	3/1/17 1/1/47	376,865	410,621
[4,5]	Fannie Mae Pool	5.500%	1/1/17 2/1/42	317,728	353,850
[4,5]	Fannie Mae Pool	6.000%	1/1/17 5/1/41	211,933	240,746
[4,5]	Fannie Mae Pool	6.500%	4/1/17 5/1/40	60,451	68,637
[4,5]	Fannie Mae Pool	7.000%	11/1/18 12/1/38	16,630	19,386
[4,5]	Fannie Mae Pool	7.500%	7/1/30 12/1/32	182	209
[4,5]	Fannie Mae Pool	8.000%	12/1/29	21	24
[4,5]	Freddie Mac Gold Pool	2.000%	7/1/28 1/1/29	33,890	33,213
[4,5,6]Freddie Mac Gold Pool		2.500%	4/1/27 10/1/46	599,948	600,977
[4,5,6]Freddie Mac Gold Pool		3.000%	4/1/21 1/1/47	1,808,914	1,815,267
[4,5,6]Freddie Mac Gold Pool		3.500%	12/1/20 1/1/47	1,625,886	1,671,816
[4,5,6]Freddie Mac Gold Pool		4.000%	3/1/18 1/1/47	1,004,766	1,057,180
[4,5,6]Freddie Mac Gold Pool		4.500%	12/1/17 1/1/47	428,453	460,136
[4,5]	Freddie Mac Gold Pool	5.000%	4/1/17 8/1/44	237,885	258,143
[4,5]	Freddie Mac Gold Pool	5.500%	2/1/17 6/1/41	179,263	199,170
[4,5]	Freddie Mac Gold Pool	6.000%	1/1/17 5/1/40	102,960	116,496
[4,5]	Freddie Mac Gold Pool	6.500%	5/1/17 9/1/39	25,788	29,190
[4,5]	Freddie Mac Gold Pool	7.000%	3/1/26 12/1/38	9,506	11,177
[4,5]	Freddie Mac Gold Pool	7.500%	4/1/27 2/1/32	93	107
[4,5]	Freddie Mac Gold Pool	8.000%	1/1/27 11/1/31	142	166
[4,5]	Freddie Mac Gold Pool	8.500%	6/1/25	27	31
5	Ginnie Mae I Pool	3.000%	1/15/26 3/15/45	141,103	143,256
5	Ginnie Mae I Pool	3.500%	11/15/25 7/15/45	148,273	154,904
[5,6]	Ginnie Mae I Pool	4.000%	8/15/18 1/1/47	205,783	219,141
5	Ginnie Mae I Pool	4.500%	6/15/18 6/15/46	200,845	218,407
[5,6]	Ginnie Mae I Pool	5.000%	12/15/17 1/1/47	134,822	148,011
5	Ginnie Mae I Pool	5.500%	4/15/17 6/15/41	67,912	76,271
5	Ginnie Mae I Pool	6.000%	4/15/17 6/15/41	43,332	49,354
5	Ginnie Mae I Pool	6.500%	5/15/24 8/15/39	12,600	14,477
5	Ginnie Mae I Pool	7.000%	7/15/23 9/15/36	638	739
5	Ginnie Mae I Pool	7.500%	12/15/23	20	22
5	Ginnie Mae I Pool	8.000%	6/15/25 1/15/27	52	59
5	Ginnie Mae I Pool	9.000% 11/15/17 12/15/17		1	1
5	Ginnie Mae II Pool	2.500%	6/20/27 11/20/46	51,326	50,986
[5,6]	Ginnie Mae II Pool	3.000%	10/20/26 1/1/47	1,730,033	1,757,205
[5,6]	Ginnie Mae II Pool	3.500%	9/20/25 1/1/47	2,362,642	2,461,199
[5,6]	Ginnie Mae II Pool	4.000%	9/20/25 1/1/47	1,100,933	1,171,746
[5,6]	Ginnie Mae II Pool	4.500%	8/20/33 1/1/47	479,791	517,024
5	Ginnie Mae II Pool	5.000%	3/20/18 2/20/44	222,323	242,521
5	Ginnie Mae II Pool	5.500%	8/20/23 7/20/43	75,242	83,232
5	Ginnie Mae II Pool	6.000%	3/20/31 9/20/41	28,684	32,271
5	Ginnie Mae II Pool	6.500% 10/20/28 11/20/39		9,999	11,460
5	Ginnie Mae II Pool	7.000%	8/20/34 11/20/38	2,002	2,379
					23,544,170
Nonconventional Mortgage-Backed Securities (0.2%)
[4,5]	Fannie Mae Pool	2.102%	3/1/43	5,188	5,226
[4,5]	Fannie Mae Pool	2.179%	6/1/42	3,940	4,089
[4,5]	Fannie Mae Pool	2.188%	6/1/43	3,986	4,040
[4,5]	Fannie Mae Pool	2.197%	10/1/42	2,768	2,801
[4,5]	Fannie Mae Pool	2.207%	9/1/42	3,126	3,242
[4,5,7]Fannie Mae Pool		2.241%	4/1/37	1,046	1,084
[4,5]	Fannie Mae Pool	2.258%	7/1/43	4,810	4,812
[4,5]	Fannie Mae Pool	2.390%	7/1/42	3,568	3,624
[4,5,7]Fannie Mae Pool		2.420%	5/1/42	4,381	4,548
[4,5]	Fannie Mae Pool	2.428%	5/1/43	8,394	8,475
[4,5]	Fannie Mae Pool	2.441%	9/1/43	710	719

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
[4,5] Fannie Mae Pool	2.444%	10/1/42	3,009	3,055
[4,5,7]Fannie Mae Pool	2.551%	12/1/41	1,989	2,044
[4,5,7]Fannie Mae Pool	2.552%	9/1/37	1,813	1,936
[4,5,7]Fannie Mae Pool	2.639%	2/1/36	433	441
[4,5,7]Fannie Mae Pool	2.647%	6/1/37	331	348
[4,5,7]Fannie Mae Pool	2.685%	12/1/40	1,046	1,097
[4,5,7]Fannie Mae Pool	2.710%	2/1/36	443	472
[4,5,7]Fannie Mae Pool	2.715%	8/1/37 12/1/43	4,929	5,046
[4,5,7]Fannie Mae Pool	2.738%	7/1/38 12/1/40	1,012	1,067
[4,5] Fannie Mae Pool	2.743%	1/1/42	2,664	2,745
[4,5,7]Fannie Mae Pool	2.748%	1/1/37	613	656
[4,5,7]Fannie Mae Pool	2.754%	2/1/41	608	609
[4,5,7]Fannie Mae Pool	2.779%	1/1/40	508	527
[4,5] Fannie Mae Pool	2.783%	3/1/42	3,185	3,272
[4,5,7]Fannie Mae Pool	2.801%	1/1/35	587	629
[4,5,7]Fannie Mae Pool	2.802%	7/1/42	1,683	1,810
[4,5,7]Fannie Mae Pool	2.813%	5/1/35	504	529
[4,5,7]Fannie Mae Pool	2.833%	12/1/35	501	530
[4,5,7]Fannie Mae Pool	2.842%	5/1/42	901	939
[4,5,7]Fannie Mae Pool	2.846%	5/1/40	480	504
[4,5,7]Fannie Mae Pool	2.854%	8/1/35	566	600
[4,5,7]Fannie Mae Pool	2.885%	4/1/36	154	160
[4,5,7]Fannie Mae Pool	2.901%	3/1/41	1,573	1,652
[4,5,7]Fannie Mae Pool	2.910%	9/1/40 12/1/40	1,837	1,932
[4,5,7]Fannie Mae Pool	2.914%	7/1/35	387	406
[4,5,7]Fannie Mae Pool	2.915%	6/1/36	15	15
[4,5,7]Fannie Mae Pool	2.917%	1/1/42	1,696	1,782
[4,5,7]Fannie Mae Pool	2.941%	9/1/43	4,287	4,316
[4,5,7]Fannie Mae Pool	2.945%	7/1/39	214	222
[4,5,7]Fannie Mae Pool	2.950%	7/1/37	216	230
[4,5,7]Fannie Mae Pool	2.957%	4/1/37	29	31
[4,5,7]Fannie Mae Pool	2.958%	2/1/42	5,533	5,873
[4,5,7]Fannie Mae Pool	2.963%	8/1/40	746	782
[4,5,7]Fannie Mae Pool	2.969%	3/1/41	1,411	1,504
[4,5,7]Fannie Mae Pool	2.972%	3/1/42	1,995	2,138
[4,5,7]Fannie Mae Pool	2.982%	9/1/34	282	295
[4,5,7]Fannie Mae Pool	3.000%	5/1/41	998	1,050
[4,5,7]Fannie Mae Pool	3.033%	12/1/33	185	197
[4,5,7]Fannie Mae Pool	3.041%	5/1/40	268	280
[4,5] Fannie Mae Pool	3.064%	2/1/41	1,331	1,395
[4,5] Fannie Mae Pool	3.074%	2/1/41	881	927
[4,5,7]Fannie Mae Pool	3.075%	11/1/33	119	126
[4,5,7]Fannie Mae Pool	3.076%	7/1/36 7/1/38	334	344
[4,5,7]Fannie Mae Pool	3.090%	8/1/39	398	431
[4,5,7]Fannie Mae Pool	3.108%	11/1/34	630	673
[4,5,7]Fannie Mae Pool	3.110%	11/1/36	292	309
[4,5,7]Fannie Mae Pool	3.112%	10/1/40	991	1,044
[4,5,7]Fannie Mae Pool	3.130%	10/1/39	443	460
[4,5,7]Fannie Mae Pool	3.162%	5/1/36	25	25
[4,5,7]Fannie Mae Pool	3.190%	2/1/42	1,883	2,012
[4,5,7]Fannie Mae Pool	3.195%	11/1/39	282	299
[4,5,7]Fannie Mae Pool	3.222%	12/1/40	884	932
[4,5,7]Fannie Mae Pool	3.285%	11/1/41	1,691	1,787
[4,5,7]Fannie Mae Pool	3.286%	10/1/40	1,439	1,513
[4,5,7]Fannie Mae Pool	3.289%	12/1/39	1,056	1,102
[4,5,7]Fannie Mae Pool	3.290%	11/1/41	1,324	1,413

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
[4,5,7]Fannie Mae Pool	3.301%	12/1/41	1,680	1,780
[4,5,7]Fannie Mae Pool	3.310%	11/1/39	525	546
[4,5,7]Fannie Mae Pool	3.315%	11/1/40	661	696
[4,5] Fannie Mae Pool	3.345%	8/1/42	2,561	2,608
[4,5,7]Fannie Mae Pool	3.435%	11/1/33	395	427
[4,5,7]Fannie Mae Pool	3.439%	10/1/36	442	477
[4,5] Fannie Mae Pool	3.583%	4/1/41	1,096	1,129
[4,5] Fannie Mae Pool	3.587%	7/1/41	3,176	3,316
[4,5] Fannie Mae Pool	3.612%	6/1/41	367	386
[4,5] Fannie Mae Pool	3.760%	6/1/41	1,978	2,070
[4,5,7]Fannie Mae Pool	3.768%	11/1/39	572	600
[4,5,7]Fannie Mae Pool	3.780%	9/1/40	1,826	1,934
[4,5,7]Fannie Mae Pool	3.796%	8/1/39	1,643	1,697
[4,5,7]Fannie Mae Pool	4.429%	10/1/37	820	851
[4,5] Fannie Mae Pool	5.188%	3/1/38	173	181
[4,5] Fannie Mae Pool	5.541%	4/1/37	559	590
[4,5] Fannie Mae Pool	5.556%	10/1/37	437	458
[4,5] Fannie Mae Pool	5.860%	12/1/37	653	696
[4,5,7]Freddie Mac Non Gold Pool	2.235%	10/1/37	23	23
[4,5] Freddie Mac Non Gold Pool	2.353%	5/1/42	679	686
[4,5,7]Freddie Mac Non Gold Pool	2.500%	1/1/38	291	309
[4,5,7]Freddie Mac Non Gold Pool	2.522%	3/1/37	40	42
[4,5,7]Freddie Mac Non Gold Pool	2.529%	6/1/37	472	483
[4,5] Freddie Mac Non Gold Pool	2.543%	11/1/43	3,525	3,585
[4,5,7]Freddie Mac Non Gold Pool	2.590%	7/1/35	268	283
[4,5,7]Freddie Mac Non Gold Pool	2.602%	1/1/35	71	76
[4,5,7]Freddie Mac Non Gold Pool	2.643%	12/1/40	2,111	2,189
[4,5,7]Freddie Mac Non Gold Pool	2.652%	2/1/37	162	172
[4,5,7]Freddie Mac Non Gold Pool	2.662%	3/1/37	30	31
[4,5] Freddie Mac Non Gold Pool	2.695%	2/1/42	738	771
[4,5] Freddie Mac Non Gold Pool	2.740%	2/1/42	2,323	2,381
[4,5,7]Freddie Mac Non Gold Pool	2.755%	12/1/40	864	896
[4,5] Freddie Mac Non Gold Pool	2.762%	1/1/41	2,245	2,332
[4,5,7]Freddie Mac Non Gold Pool	2.770%	1/1/37	555	585
[4,5,7]Freddie Mac Non Gold Pool	2.778%	11/1/36	147	152
[4,5,7]Freddie Mac Non Gold Pool	2.797%	11/1/34	528	553
[4,5,7]Freddie Mac Non Gold Pool	2.799%	3/1/37	118	125
[4,5,7]Freddie Mac Non Gold Pool	2.813%	10/1/36	376	402
[4,5,7]Freddie Mac Non Gold Pool	2.852%	5/1/36	326	343
[4,5,7]Freddie Mac Non Gold Pool	2.875%	5/1/38	92	96
[4,5,7]Freddie Mac Non Gold Pool	2.890%	4/1/35	19	20
[4,5] Freddie Mac Non Gold Pool	2.901%	12/1/41	2,340	2,442
[4,5,7]Freddie Mac Non Gold Pool	2.967%	12/1/35	384	404
[4,5,7]Freddie Mac Non Gold Pool	2.972%	2/1/36	149	155
[4,5,7]Freddie Mac Non Gold Pool	2.975%	3/1/37	304	323
[4,5,7]Freddie Mac Non Gold Pool	2.984%	3/1/41	371	394
[4,5,7]Freddie Mac Non Gold Pool	3.005%	5/1/40	400	420
[4,5,7]Freddie Mac Non Gold Pool	3.021%	6/1/37	574	613
[4,5,7]Freddie Mac Non Gold Pool	3.022%	2/1/41	585	622
[4,5,7]Freddie Mac Non Gold Pool	3.035%	2/1/41	1,283	1,363
[4,5] Freddie Mac Non Gold Pool	3.051%	1/1/41	404	424
[4,5,7]Freddie Mac Non Gold Pool	3.053%	1/1/37	215	228
[4,5,7]Freddie Mac Non Gold Pool	3.054%	12/1/36	247	262
[4,5,7]Freddie Mac Non Gold Pool	3.074%	5/1/40	310	324
[4,5,7]Freddie Mac Non Gold Pool	3.076%	10/1/37	722	750
[4,5,7]Freddie Mac Non Gold Pool	3.130%	6/1/40 6/1/41	899	926

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
[4,5,7]Freddie Mac Non Gold Pool		3.131%	6/1/40	675	709
[4,5,7]Freddie Mac Non Gold Pool		3.135%	7/1/38	231	234
[4,5,7]Freddie Mac Non Gold Pool		3.173%	3/1/37	43	43
[4,5,7]Freddie Mac Non Gold Pool		3.212%	12/1/34	421	446
[4,5,7]Freddie Mac Non Gold Pool		3.224%	12/1/36	453	472
[4,5,7]Freddie Mac Non Gold Pool		3.231%	6/1/37	501	532
[4,5]	Freddie Mac Non Gold Pool	3.265%	12/1/36	87	93
[4,5,7]Freddie Mac Non Gold Pool		3.363%	11/1/40	852	878
[4,5,7]Freddie Mac Non Gold Pool		3.380%	11/1/40	285	296
[4,5]	Freddie Mac Non Gold Pool	3.428%	3/1/42	1,560	1,618
[4,5]	Freddie Mac Non Gold Pool	3.580%	6/1/40	1,668	1,752
[4,5]	Freddie Mac Non Gold Pool	3.696%	9/1/40	1,636	1,722
[4,5]	Freddie Mac Non Gold Pool	4.506%	9/1/37	217	224
[4,5]	Freddie Mac Non Gold Pool	5.233%	3/1/38	464	486
[4,5]	Freddie Mac Non Gold Pool	5.791%	5/1/37	1,228	1,282
[4,5]	Freddie Mac Non Gold Pool	6.356%	8/1/37	109	117
[5,7]	Ginnie Mae II Pool	2.000%	10/20/38 3/20/43	19,049	19,676
[5,7]	Ginnie Mae II Pool	2.125%	6/20/29 6/20/43	7,280	7,495
[5,7]	Ginnie Mae II Pool	2.500%	1/20/41 5/20/43	10,708	10,956
[5,7]	Ginnie Mae II Pool	2.625%	5/20/41	729	748
[5,7]	Ginnie Mae II Pool	3.000%	11/20/40 11/20/41	7,826	8,108
[5,7]	Ginnie Mae II Pool	3.500%	10/20/41 12/20/43	3,891	4,061
[5,7]	Ginnie Mae II Pool	4.000%	10/20/41	621	648
					218,396
Total U. S. Government and Agency Obligations (Cost $73,369,497)					72,951,767
Asset-Backed/Commercial Mortgage-Backed Securities (2.5%)
5	AEP Texas Central Transition
	Funding II LLC 2006-A	5.170%	1/1/18	1,054	1,084
5	Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	559	560
5	Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	814	814
5	Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	1,150	1,152
5	Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	2,272	2,273
5	Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	1,325	1,329
5	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	1,646	1,646
5	Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	1,050	1,051
5	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	1,075	1,071
5	Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	2,675	2,679
5	Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	1,310	1,313
5	Ally Master Owner Trust Series 2014-4	1.430%	6/17/19	3,800	3,803
5	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	4,950	4,947
5	American Express Credit Account
	Master Trust 2014-3	1.490%	4/15/20	5,750	5,762
5	American Express Credit Account
	Master Trust 2014-4	1.430%	6/15/20	3,025	3,030
5	AmeriCredit Automobile Receivables Trust 2013-5	1.520%	1/8/19	286	286
5	AmeriCredit Automobile Receivables Trust 2014-1	0.900%	2/8/19	59	59
5	AmeriCredit Automobile Receivables Trust 2014-1	1.680%	7/8/19	375	375
5	AmeriCredit Automobile Receivables Trust 2014-2	0.940%	2/8/19	338	338
5	AmeriCredit Automobile Receivables Trust 2014-3	1.150%	6/10/19	1,003	1,003
5	AmeriCredit Automobile Receivables Trust 2015-2	1.270%	1/8/20	2,430	2,431
5	AmeriCredit Automobile Receivables Trust 2016-3	1.460%	5/10/21	2,650	2,638
5	BA Credit Card Trust 2007-A1	5.170%	6/15/19	900	901
5	Banc of America Commercial Mortgage
	Trust 2006-2	5.667%	5/10/45	167	168

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
5 Banc of America Commercial Mortgage
Trust 2006-3	5.889%	7/10/44	5	5
5 Banc of America Commercial Mortgage
Trust 2007-2	5.638%	4/10/49	225	225
5 Banc of America Commercial Mortgage
Trust 2008-1	6.235%	2/10/51	8,465	8,670
5 Banc of America Commercial Mortgage
Trust 2015-UBS7	3.429%	9/15/48	1,425	1,482
5 Banc of America Commercial Mortgage
Trust 2015-UBS7	3.705%	9/15/48	2,525	2,622
Bank of Nova Scotia	2.125%	9/11/19	7,400	7,414
Bank of Nova Scotia	1.850%	4/14/20	17,300	17,012
Bank of Nova Scotia	1.875%	4/26/21	5,225	5,094
5 Barclays Dryrock Issuance Trust 2015-2	1.560%	3/15/21	2,875	2,872
5 Barclays Dryrock Issuance Trust 2016-1	1.520%	5/16/22	4,925	4,881
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR16	5.711%	6/11/40	3,600	3,628
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR17	5.694%	6/11/50	14,580	14,774
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR17	5.887%	6/11/50	4,095	4,168
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP28	5.742%	9/11/42	4,643	4,713
5 BMW Vehicle Lease Trust 2015-1	1.240%	12/20/17	2,855	2,856
5 BMW Vehicle Lease Trust 2015-2	1.400%	9/20/18	3,450	3,452
5 BMW Vehicle Lease Trust 2015-2	1.550%	2/20/19	1,250	1,250
5 BMW Vehicle Owner Trust 2014-A	0.970%	11/26/18	1,413	1,412
5 BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	2,275	2,278
5 Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	462	462
5 Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	700	702
5 Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	1,090	1,091
5 Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	1,116	1,121
5 Capital Auto Receivables Asset Trust 2014-2	1.260%	5/21/18	106	106
5 Capital Auto Receivables Asset Trust 2014-2	1.620%	10/22/18	775	776
5 Capital Auto Receivables Asset Trust 2014-3	1.480%	11/20/18	989	990
5 Capital Auto Receivables Asset Trust 2014-3	1.830%	4/22/19	975	978
5 Capital Auto Receivables Asset Trust 2015-1	1.610%	6/20/19	2,375	2,378
5 Capital Auto Receivables Asset Trust 2015-1	1.860%	10/21/19	1,300	1,304
5 Capital Auto Receivables Asset Trust 2015-2	1.730%	9/20/19	3,650	3,659
5 Capital Auto Receivables Asset Trust 2015-2	1.970%	1/21/20	1,800	1,805
5 Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	2,875	2,889
5 Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	1,840	1,846
5 Capital Auto Receivables Asset Trust 2015-4	1.830%	3/20/20	2,750	2,752
5 Capital Auto Receivables Asset Trust 2015-4	2.010%	7/20/20	1,775	1,774
5 Capital Auto Receivables Asset Trust 2016-2	1.630%	1/20/21	2,250	2,229
5 Capital Auto Receivables Asset Trust 2016-3	1.690%	3/20/21	2,000	1,981
5 Capital One Multi-asset Execution Trust 2007-A7	5.750%	7/15/20	7,190	7,415
5 Capital One Multi-Asset Execution Trust 2014-A2	1.260%	1/15/20	1,325	1,326
5 Capital One Multi-Asset Execution Trust 2014-A5	1.480%	7/15/20	4,700	4,710
5 Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	7,675	7,685
5 Capital One Multi-asset Execution Trust 2015-A5	1.600%	5/17/21	3,625	3,629
5 Capital One Multi-asset Execution Trust 2015-A8	2.050%	8/15/23	4,950	4,945
5 Capital One Multi-Asset Execution Trust 2016-A3	1.340%	4/15/22	5,325	5,264
5 Capital One Multi-Asset Execution Trust 2016-A4	1.330%	6/15/22	7,100	7,006
5 Capital One Multi-Asset Execution Trust 2016-A6	1.820%	9/15/22	6,500	6,487
5 CarMax Auto Owner Trust 2013-2	0.840%	11/15/18	585	584

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
5 CarMax Auto Owner Trust 2013-3	1.490%	1/15/19	1,191	1,192
5 CarMax Auto Owner Trust 2013-4	0.800%	7/16/18	83	83
5 CarMax Auto Owner Trust 2013-4	1.280%	5/15/19	375	375
5 CarMax Auto Owner Trust 2014-1	0.790%	10/15/18	259	259
5 CarMax Auto Owner Trust 2014-1	1.320%	7/15/19	735	735
5 CarMax Auto Owner Trust 2014-2	0.980%	1/15/19	777	776
5 CarMax Auto Owner Trust 2014-2	1.610%	10/15/19	1,000	1,001
5 CarMax Auto Owner Trust 2014-3	1.160%	6/17/19	1,319	1,319
5 CarMax Auto Owner Trust 2014-3	1.730%	2/18/20	1,150	1,152
5 CarMax Auto Owner Trust 2014-4	1.250%	11/15/19	3,041	3,042
5 CarMax Auto Owner Trust 2015-2	1.370%	3/16/20	2,175	2,176
5 CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	1,025	1,024
5 CarMax Auto Owner Trust 2015-3	1.630%	5/15/20	3,300	3,308
5 CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	800	803
5 CarMax Auto Owner Trust 2015-4	1.560%	11/16/20	2,500	2,502
5 CarMax Auto Owner Trust 2015-4	1.830%	6/15/21	1,250	1,249
5 CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	2,975	2,955
5 CarMax Auto Owner Trust 2016-3	1.600%	1/18/22	1,030	1,014
5 CD 2006-CD3 Commercial Mortgage Trust	5.648%	10/15/48	3,262	3,260
5 CD 2007-CD5 Commercial Mortgage Trust	5.886%	11/15/44	4,745	4,812
5 CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	5,650	5,417
5 CD 2016-CD2 Commercial Mortgage Trust	3.526%	11/10/49	5,000	5,128
5 CenterPoint Energy Transition Bond Co. II
LLC 2005-A	5.170%	8/1/19	262	263
5 CenterPoint Energy Transition Bond Co. II
LLC 2005-A	5.302%	8/1/20	654	691
5 CenterPoint Energy Transition Bond Co. IV
LLC 2012-1	3.028%	10/15/25	5,300	5,386
5 CFCRE Commercial Mortgage Trust 2016-C3	3.865%	1/10/48	3,650	3,788
5 CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	5,050	4,992
5 CFCRE Commercial Mortgage Trust 2016-C4	3.691%	5/10/58	3,600	3,588
5 CFCRE Commercial Mortgage Trust 2016-C6	3.217%	11/10/49	9,400	9,238
5 Chase Issuance Trust 2012-A4	1.580%	8/16/21	5,500	5,461
5 Chase Issuance Trust 2012-A7	2.160%	9/16/24	12,805	12,583
5 Chase Issuance Trust 2013-A1	1.300%	2/18/20	9,550	9,542
5 Chase Issuance Trust 2014-A1	1.150%	1/15/19	19,175	19,176
5 Chase Issuance Trust 2014-A2	2.770%	3/15/23	7,550	7,717
5 Chase Issuance Trust 2014-A6	1.260%	7/15/19	9,700	9,709
5 Chase Issuance Trust 2014-A7	1.380%	11/15/19	7,400	7,407
5 Chase Issuance Trust 2015-A2	1.590%	2/18/20	14,896	14,932
5 Chase Issuance Trust 2015-A4	1.840%	4/15/22	5,400	5,370
5 Chase Issuance Trust 2015-A5	1.360%	4/15/20	11,000	10,992
5 Chase Issuance Trust 2016-A2	1.370%	6/15/21	6,975	6,902
5 Chase Issuance Trust 2016-A4	1.490%	7/15/22	6,125	6,005
5 Chase Issuance Trust 2016-A5	1.270%	7/15/21	7,200	7,105
5 Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	7,150	7,372
5 Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	6,114	6,373
5 Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	15,000	15,387
5 Citibank Credit Card Issuance Trust 2014-A4	1.230%	4/24/19	7,600	7,606
5 Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	6,525	6,630
5 Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	18,925	19,083
5 Citibank Credit Card Issuance Trust 2014-A8	1.730%	4/9/20	11,625	11,670
5 Citibank Credit Card Issuance Trust 2016-A2	2.190%	11/20/23	7,175	7,121
5 Citigroup Commercial Mortgage Trust 2007-C6	5.711%	12/10/49	9,305	9,389
5 Citigroup Commercial Mortgage Trust 2008-C7	6.136%	12/10/49	9,286	9,477
5 Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	3,950	4,044

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,500	1,528
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.422%	4/10/46	1,300	1,322
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	1,700	1,742
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	800	838
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,200	1,305
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	1,700	1,862
5	Citigroup Commercial Mortgage Trust 2013-GC17	3.675%	11/10/46	550	578
5	Citigroup Commercial Mortgage Trust 2013-GC17	4.131%	11/10/46	1,825	1,951
5	Citigroup Commercial Mortgage Trust 2013-GC17	4.544%	11/10/46	750	810
5	Citigroup Commercial Mortgage Trust 2013-GC17	5.095%	11/10/46	750	832
5	Citigroup Commercial Mortgage Trust 2014-GC19	2.790%	3/10/47	3,210	3,263
5	Citigroup Commercial Mortgage Trust 2014-GC19	3.552%	3/10/47	750	775
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	1,150	1,219
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.345%	3/10/47	955	1,027
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	375	390
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	1,675	1,758
5	Citigroup Commercial Mortgage Trust 2014-GC21	4.328%	5/10/47	1,350	1,414
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	2,725	2,822
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	5,650	5,828
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	7,425	7,394
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.571%	2/10/48	3,025	3,051
5	Citigroup Commercial Mortgage Trust 2015-GC29	2.674%	4/10/48	1,525	1,548
5	Citigroup Commercial Mortgage Trust 2015-GC29	3.758%	4/10/48	2,937	2,922
5	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	2,925	3,040
5	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	3,375	3,514
5	Citigroup Commercial Mortgage Trust 2016-C1	3.003%	5/10/49	2,075	2,074
5	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	3,950	3,862
5	Citigroup Commercial Mortgage Trust 2016-C2	2.832%	8/10/49	2,500	2,387
5	Citigroup Commercial Mortgage Trust 2016-GC36	3.616%	2/10/49	7,150	7,332
5	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	2,350	2,270
5	COBALT CMBS Commercial Mortgage
	Trust 2007-C2	5.484%	4/15/47	3,031	3,041
5	COBALT CMBS Commercial Mortgage
	Trust 2007-C3	5.761%	5/15/46	4,994	5,043
5	COMM 2007-C9 Mortgage Trust	5.812%	12/10/49	6,384	6,454
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	1,285	1,324
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	1,825	1,905
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	5,000	5,057
[5,8]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	2,195	2,243
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,300	6,360
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,507
5	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	660	711
5	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	1,310	1,336
5	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	1,310	1,381
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	1,750	1,853
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	5,890	6,343
5	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	1,310	1,417
5	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	337	337
5	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	1,075	1,097
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,075	1,131
5	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	1,500	1,576
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,125	1,199
5	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	750	795
5	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	350	381
5	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/18	236	236
5	COMM 2013-CCRE13 Mortgage Trust	3.039%	12/10/18	550	562

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
5 COMM 2013-CCRE13 Mortgage Trust	3.706%	10/10/23	375	395
5 COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	3,700	3,988
5 COMM 2013-CCRE13 Mortgage Trust	4.449%	12/10/23	1,100	1,174
5 COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	1,744	1,773
5 COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	1,425	1,456
5 COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	1,888	1,972
5 COMM 2013-CCRE9 Mortgage Trust	4.232%	7/10/45	2,295	2,484
5 COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	2,050	2,084
5 COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	2,020	2,174
5 COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,981	4,024
5 COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,184	2,201
5 COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	3,275	3,354
5 COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	2,450	2,641
5 COMM 2014-CCRE14 Mortgage Trust	4.526%	2/10/47	2,725	2,921
5 COMM 2014-CCRE14 Mortgage Trust	4.602%	2/10/47	2,650	2,863
5 COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	2,712	2,760
5 COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	935	983
5 COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	1,737	1,852
5 COMM 2014-CCRE15 Mortgage Trust	4.711%	2/10/47	869	947
5 COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	1,500	1,570
5 COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	1,975	2,080
5 COMM 2014-CCRE17 Mortgage Trust	3.012%	5/10/47	1,900	1,944
5 COMM 2014-CCRE17 Mortgage Trust	3.598%	5/10/47	950	999
5 COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	1,525	1,614
5 COMM 2014-CCRE17 Mortgage Trust	4.377%	5/10/47	955	1,002
5 COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	2,950	3,085
5 COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	975	1,022
5 COMM 2014-CCRE18 Mortgage Trust	4.103%	7/15/47	1,281	1,338
5 COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	5,775	6,039
5 COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	1,550	1,602
5 COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	1,525	1,574
5 COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	2,916	2,992
5 COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	5,625	5,775
5 COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	1,150	1,173
5 COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	5,225	5,538
5 COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	3,900	4,000
5 COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,550	1,632
5 COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	757	767
5 COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	658	688
5 COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	1,699	1,783
5 COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	475	495
COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	301	325
5 COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	1,150	1,172
5 COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	3,075	3,195
5 COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	6,000	6,181
5 COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	1,502	1,517
5 COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	4,575	4,757
5 COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	3,850	3,931
5 COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	3,850	3,989
5 COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	7,200	7,395
5 COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	1,925	1,969
5 COMM 2015-CCRE22 Mortgage Trust	2.856%	3/10/48	1,900	1,934
5 COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	5,325	5,378
5 COMM 2015-CCRE22 Mortgage Trust	3.603%	3/10/48	1,900	1,907
5 COMM 2015-CCRE23 Mortgage Trust	3.257%	5/10/48	2,200	2,269
5 COMM 2015-CCRE23 Mortgage Trust	3.497%	5/10/48	3,250	3,323

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
5	COMM 2015-CCRE23 Mortgage Trust	3.801%	5/10/48	1,450	1,475
5	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	3,500	3,644
5	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	7,125	7,318
5	COMM 2015-CCRE27 Mortgage Trust	3.404%	10/10/48	3,575	3,683
5	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	3,575	3,677
5	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	750	765
5	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	4,000	4,020
5	COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	1,775	1,799
5	COMM 2016-CCRE28 Mortgage Trust	3.762%	2/10/49	5,350	5,547
5	Comm 2016-DC2 Mortgage Trust	3.550%	2/10/49	4,375	4,533
5	Credit Suisse Commercial Mortgage Trust
	Series 2007-C3	5.687%	6/15/39	6,689	6,704
5	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	3,750	3,844
5	CSAIL 2015-C1 Commercial Mortgage Trust	3.791%	4/15/50	1,900	1,952
5	CSAIL 2015-C1 Commercial Mortgage Trust	4.044%	4/15/50	1,525	1,582
5	CSAIL 2015-C2 Commercial Mortgage Trust	1.454%	6/15/57	1,884	1,877
5	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	4,700	4,792
5	CSAIL 2015-C2 Commercial Mortgage Trust	3.849%	6/15/57	1,800	1,867
5	CSAIL 2015-C3 Commercial Mortgage Trust	3.448%	8/15/48	2,772	2,842
5	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	3,550	3,679
5	CSAIL 2015-C3 Commercial Mortgage Trust	4.110%	8/15/48	1,625	1,669
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.617%	11/15/48	2,200	2,267
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	2,850	2,957
5	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	7,325	7,322
5	DBJPM 16-C1 Mortgage Trust	3.276%	5/10/49	2,600	2,615
5	DBJPM 16-C3 Mortgage Trust	2.890%	9/10/49	3,075	2,991
5	Discover Card Execution Note Trust 2007-A1	5.650%	3/16/20	9,453	9,740
5	Discover Card Execution Note Trust 2014-A3	1.220%	10/15/19	12,325	12,330
5	Discover Card Execution Note Trust 2014-A5	1.390%	4/15/20	10,650	10,664
5	Discover Card Execution Note Trust 2015-A2	1.900%	10/17/22	9,175	9,141
5	Discover Card Execution Note Trust 2015-A3	1.450%	3/15/21	6,900	6,886
5	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	6,950	6,953
5	Discover Card Execution Note Trust 2016-A1	1.640%	7/15/21	11,000	10,992
[4,5]	Fannie Mae-Aces 2010-M1	4.450%	9/25/19	1,129	1,199
[4,5]	Fannie Mae-Aces 2011-M2	3.764%	4/25/21	5,200	5,478
[4,5]	Fannie Mae-Aces 2011-M4	3.726%	6/25/21	11,170	11,737
[4,5]	Fannie Mae-Aces 2012-M9	1.553%	4/25/22	797	787
[4,5]	Fannie Mae-Aces 2013-M12	2.399%	3/25/23	8,766	8,626
[4,5]	Fannie Mae-Aces 2013-M14	2.505%	4/25/23	10,754	10,565
[4,5]	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	11,450	11,929
[4,5]	Fannie Mae-Aces 2013-M4	2.608%	3/25/22	1,064	1,065
[4,5]	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	3,850	3,782
[4,5]	Fannie Mae-Aces 2014-M10	2.171%	9/25/19	7,250	7,279
[4,5]	Fannie Mae-Aces 2014-M12	2.614%	10/25/21	11,300	11,323
[4,5]	Fannie Mae-Aces 2014-M13	1.637%	11/25/17	1,209	1,211
[4,5]	Fannie Mae-Aces 2014-M13	2.566%	8/25/24	1,530	1,547
[4,5]	Fannie Mae-Aces 2014-M13	3.021%	8/25/24	4,500	4,566
[4,5]	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	11,322	11,868
[4,5]	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	3,864	3,918
[4,5]	Fannie Mae-Aces 2014-M3	3.472%	1/25/24	5,400	5,568
[4,5]	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	5,650	5,872
[4,5]	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	10,600	10,782
[4,5]	Fannie Mae-Aces 2014-M7	3.248%	6/25/24	11,276	11,702
[4,5]	Fannie Mae-Aces 2014-M8	2.346%	6/25/24	1,598	1,605
[4,5]	Fannie Mae-Aces 2014-M8	3.056%	6/25/24	5,850	5,898
[4,5]	Fannie Mae-Aces 2014-M9	1.462%	4/25/17	1,741	1,738

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
[4,5]	Fannie Mae-Aces 2014-M9	3.103%	7/25/24	6,825	6,840
[4,5]	Fannie Mae-Aces 2015-M1	1.626%	2/25/18	2,671	2,675
[4,5]	Fannie Mae-Aces 2015-M1	2.532%	9/25/24	10,000	9,802
[4,5]	Fannie Mae-Aces 2015-M10	3.092%	4/25/27	2,750	2,761
[4,5]	Fannie Mae-Aces 2015-M12	2.792%	5/25/25	7,025	6,886
[4,5]	Fannie Mae-Aces 2015-M15	2.923%	10/25/25	8,825	8,815
[4,5]	Fannie Mae-Aces 2015-M2	2.620%	12/25/24	7,098	6,880
[4,5]	Fannie Mae-Aces 2015-M3	2.723%	10/25/24	3,700	3,594
[4,5]	Fannie Mae-Aces 2015-M4	2.509%	7/25/22	4,150	4,143
[4,5]	Fannie Mae-Aces 2015-M7	1.550%	4/25/18	1,875	1,878
[4,5]	Fannie Mae-Aces 2015-M7	2.590%	12/25/24	6,650	6,516
[4,5]	Fannie Mae-Aces 2015-M8	2.344%	1/25/25	3,312	3,319
[4,5]	Fannie Mae-Aces 2015-M8	2.900%	1/25/25	3,600	3,584
[4,5]	Fannie Mae-Aces 2016-M11	2.369%	7/25/26	9,650	9,272
[4,5]	Fannie Mae-Aces 2016-M12	2.449%	9/25/26	9,400	9,110
[4,5]	Fannie Mae-Aces 2016-M2	2.152%	1/25/23	6,425	6,294
[4,5]	Fannie Mae-Aces 2016-M3	2.702%	2/25/26	3,500	3,431
[4,5]	Fannie Mae-Aces 2016-M4	2.576%	3/25/26	3,525	3,422
[4,5]	Fannie Mae-Aces 2016-M5	2.469%	4/25/26	7,600	7,308
[4,5]	Fannie Mae-Aces 2016-M6	2.488%	5/25/26	5,150	4,955
[4,5]	Fannie Mae-Aces 2016-M7	2.157%	10/25/23	1,700	1,653
[4,5]	Fannie Mae-Aces 2016-M7	2.499%	9/25/26	2,825	2,721
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K004	4.186%	8/25/19	2,050	2,168
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K005	3.484%	4/25/19	2,871	2,930
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K006	3.398%	7/25/19	3,347	3,420
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K007	3.342%	12/25/19	2,697	2,710
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K009	2.757%	5/25/20	5,431	5,475
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K010	3.320%	7/25/20	3,032	3,071
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K011	4.084%	11/25/20	1,675	1,775
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K012	4.184%	12/25/20	2,725	2,933
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K014	3.871%	4/25/21	4,667	4,985
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K017	2.873%	12/25/21	12,820	13,083
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K019	2.272%	3/25/22	5,430	5,390
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K020	2.373%	5/25/22	13,400	13,418
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K021	2.396%	6/25/22	8,300	8,325
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K022	2.355%	7/25/22	575	575
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K026	2.510%	11/25/22	11,500	11,605
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K028	3.111%	2/25/23	8,625	8,919
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K029	3.320%	2/25/23	11,425	11,953

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K030	2.779%	9/25/22	8,688	8,879
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K030	3.250%	4/25/23	11,425	11,897
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K031	3.300%	4/25/23	11,906	12,448
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.016%	2/25/23	5,161	5,290
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.310%	5/25/23	6,420	6,706
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K033	2.871%	2/25/23	9,535	9,798
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K033	3.060%	7/25/23	12,875	13,254
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K034	3.531%	7/25/23	10,633	11,228
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K035	3.458%	8/25/23	12,575	13,333
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K037	3.490%	1/25/24	475	501
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K038	2.604%	10/25/23	3,266	3,338
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K038	3.389%	3/25/24	5,225	5,471
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K039	2.683%	12/25/23	2,314	2,344
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K039	3.303%	7/25/24	2,600	2,695
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K040	2.768%	4/25/24	3,416	3,454
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K040	3.241%	9/25/24	9,300	9,574
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K041	3.171%	10/25/24	9,600	9,855
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K042	2.267%	6/25/24	1,741	1,733
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K042	2.670%	12/25/24	7,225	7,163
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K043	2.532%	10/25/23	1,796	1,802
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K043	3.062%	12/25/24	5,600	5,696
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K045	2.493%	11/25/24	3,472	3,503
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K045	3.023%	1/25/25	5,800	5,869
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K046	3.205%	3/25/25	5,800	5,960
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K047	2.827%	12/25/24	1,748	1,771
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K047	3.329%	5/25/25	4,450	4,599
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K048	3.284%	6/25/25	6,350	6,538
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K049	3.010%	7/25/25	3,850	3,893

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K050	3.334%	8/25/25	6,375	6,605
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K052	3.151%	11/25/25	4,150	4,213
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K053	2.995%	12/25/25	2,450	2,465
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K054	2.745%	1/25/26	6,350	6,276
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K055	2.673%	3/25/26	7,500	7,327
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K056	2.525%	5/25/26	5,325	5,160
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K057	2.570%	7/25/26	9,375	9,052
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K058	2.653%	9/25/49	5,800	5,663
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K059	3.120%	9/25/26	5,000	5,059
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K060	3.300%	10/25/26	8,000	8,218
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K152	3.080%	1/25/31	3,500	3,365
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K503	1.384%	1/25/19	4,242	4,217
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K503	2.456%	8/25/19	11,200	11,386
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K504	2.566%	9/25/20	3,500	3,563
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K702	3.154%	2/25/18	15,217	15,480
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K704	2.412%	8/25/18	2,390	2,424
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K706	2.323%	10/25/18	4,919	4,984
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K707	2.220%	12/25/18	4,725	4,765
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K710	1.883%	5/25/19	1,205	1,206
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K711	1.321%	12/25/18	4,888	4,873
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K711	1.730%	7/25/19	14,925	14,822
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K712	1.869%	11/25/19	7,000	6,982
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K713	2.313%	3/25/20	18,525	18,649
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K714	3.034%	10/25/20	13,040	13,506
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K716	3.130%	6/25/21	12,630	13,118
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K716	2.413%	8/25/47	2,077	2,095
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K717	2.991%	9/25/21	12,975	13,422
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K718	2.375%	9/25/21	8,253	8,294

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K718	2.791%	1/25/22	6,800	6,959
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates K722	2.183%	5/25/22	2,480	2,461
[4,5]	FHLMC Multifamily Structured Pass Through
	Certificates KW01	2.853%	1/25/26	7,000	6,983
[4,5]	FHLMC Multifamily Structures Pass Through
	Certificates K715	2.856%	1/25/21	4,225	4,320
[4,5]	FHLMC Multifamily Structures Pass Through
	Certificates K720	2.716%	6/25/22	4,550	4,655
[4,5]	FHLMC Multifamily Structures Pass Through
	Certificates K723	2.454%	8/25/23	4,650	4,622
5	Fifth Third Auto Trust 2014-1	0.680%	4/16/18	47	47
5	Fifth Third Auto Trust 2014-1	1.140%	10/15/20	1,500	1,500
5	Fifth Third Auto Trust 2014-2	0.890%	11/15/18	463	463
5	Fifth Third Auto Trust 2014-2	1.380%	12/15/20	975	976
5	Fifth Third Auto Trust 2015-1	1.420%	3/16/20	3,575	3,575
5	Ford Credit Auto Lease Trust 2015-A	1.130%	6/15/18	940	940
5	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	725	725
5	Ford Credit Auto Lease Trust 2015-B	1.380%	12/15/18	2,500	2,502
5	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	1,775	1,777
5	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	227	227
5	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	408	408
5	Ford Credit Auto Owner Trust 2013-D	0.670%	4/15/18	66	66
5	Ford Credit Auto Owner Trust 2013-D	1.110%	2/15/19	350	350
5	Ford Credit Auto Owner Trust 2014-A	0.790%	5/15/18	104	104
5	Ford Credit Auto Owner Trust 2014-A	1.290%	4/15/19	800	801
5	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	1,053	1,053
5	Ford Credit Auto Owner Trust 2014-B	1.420%	8/15/19	575	576
5	Ford Credit Auto Owner Trust 2015-A	1.280%	9/15/19	1,610	1,611
5	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	575	575
5	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	2,256	2,255
5	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	900	899
5	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	1,725	1,727
5	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	800	800
5	Ford Credit Floorplan Master Owner Trust A
	Series 2014-1	1.200%	2/15/19	3,550	3,550
5	Ford Credit Floorplan Master Owner Trust A
	Series 2014-4	1.400%	8/15/19	2,725	2,727
5	Ford Credit Floorplan Master Owner Trust A
	Series 2016-1	1.760%	2/15/21	7,125	7,111
5	GE Commercial Mortgage Corp. Series
	2005-C4 Trust	5.447%	11/10/45	1,279	1,279
5	GE Commercial Mortgage Corp. Series
	2007-C1 Trust	5.543%	12/10/49	2,040	2,040
5	GM Financial Automobile Leasing Trust 2015-2	1.680%	12/20/18	3,000	3,008
5	GM Financial Automobile Leasing Trust 2015-2	1.850%	7/22/19	1,600	1,605
5	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	1,725	1,729
5	GM Financial Automobile Leasing Trust 2015-3	1.810%	11/20/19	1,775	1,776
5	GM Financial Automobile Leasing Trust 2016-1	1.790%	3/20/20	3,650	3,644
5	GM Financial Automobile Leasing Trust 2016-2	1.620%	9/20/19	3,550	3,544
5	GM Financial Automobile Leasing Trust 2016-3	1.610%	12/20/19	2,550	2,541
5	GS Mortgage Securities Trust 2007-GG10	5.793%	8/10/45	4,148	4,175
5	GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	1,500	1,578
5	GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	6,326	6,619
5	GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	3,825	3,983

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
5 GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	2,955	2,977
5 GS Mortgage Securities Trust 2013-GC10	2.943%	2/10/46	3,494	3,539
5 GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	1,310	1,326
5 GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	2,255	2,279
5 GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	966	972
5 GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	1,875	1,901
5 GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	1,340	1,396
5 GS Mortgage Securities Trust 2013-GCJ16	3.033%	11/10/46	2,000	2,045
5 GS Mortgage Securities Trust 2013-GCJ16	3.813%	11/10/46	710	750
5 GS Mortgage Securities Trust 2013-GCJ16	4.271%	11/10/46	1,150	1,241
5 GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	9,225	9,784
5 GS Mortgage Securities Trust 2014-GC18	4.383%	1/10/47	2,750	2,912
5 GS Mortgage Securities Trust 2014-GC22	3.467%	6/10/47	1,550	1,611
5 GS Mortgage Securities Trust 2014-GC22	3.516%	6/10/47	500	514
5 GS Mortgage Securities Trust 2014-GC22	3.862%	6/10/47	1,350	1,415
5 GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	4,275	4,495
5 GS Mortgage Securities Trust 2014-GC24	4.507%	9/10/47	1,175	1,244
5 GS Mortgage Securities Trust 2014-GC26	2.902%	11/10/47	1,225	1,250
5 GS Mortgage Securities Trust 2014-GC26	3.365%	11/10/47	2,275	2,348
5 GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	7,475	7,773
5 GS Mortgage Securities Trust 2014-GC26	3.964%	11/10/47	1,325	1,362
5 GS Mortgage Securities Trust 2014-GC26	4.215%	11/10/47	1,125	1,178
5 GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	4,150	4,206
5 GS Mortgage Securities Trust 2015-GC30	2.726%	5/10/50	2,575	2,615
5 GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	3,700	3,743
5 GS Mortgage Securities Trust 2015-GC32	3.513%	7/10/48	3,675	3,798
5 GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	1,425	1,493
5 GS Mortgage Securities Trust 2015-GC34	3.278%	10/10/48	3,575	3,647
5 GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	3,400	3,455
5 GS Mortgage Securities Trust 2016-GS2	3.050%	5/10/49	2,700	2,669
5 GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	7,125	6,906
5 GS Mortgage Securities Trust 2016-GS4	3.442%	11/10/49	2,450	2,490
5 GS Mortgage Securities Trust 2016-GS4	3.645%	11/10/49	1,825	1,852
5 Honda Auto Receivables 2013-4 Owner Trust	1.040%	2/18/20	964	964
5 Honda Auto Receivables 2014-1 Owner Trust	1.040%	2/21/20	1,122	1,122
5 Honda Auto Receivables 2014-2 Owner Trust	1.180%	5/18/20	1,000	1,000
5 Honda Auto Receivables 2014-3 Owner Trust	1.310%	10/15/20	1,925	1,926
5 Honda Auto Receivables 2015-1 Owner Trust	1.050%	10/15/18	2,439	2,439
5 Honda Auto Receivables 2015-1 Owner Trust	1.320%	11/16/20	2,250	2,249
5 Honda Auto Receivables 2015-2 Owner Trust	1.040%	2/21/19	2,237	2,236
5 Honda Auto Receivables 2015-2 Owner Trust	1.470%	8/23/21	1,450	1,449
5 Honda Auto Receivables 2015-3 Owner Trust	1.270%	4/18/19	2,575	2,575
5 Honda Auto Receivables 2015-3 Owner Trust	1.560%	10/18/21	700	700
5 Honda Auto Receivables 2015-4 Owner Trust	1.230%	9/23/19	3,605	3,596
5 Honda Auto Receivables 2015-4 Owner Trust	1.440%	1/21/22	900	895
5 Huntington Auto Trust 2015-1	1.240%	9/16/19	3,031	3,031
5 Hyundai Auto Receivables Trust 2013-B	1.010%	2/15/19	430	430
5 Hyundai Auto Receivables Trust 2013-C	1.550%	3/15/19	1,497	1,499
5 Hyundai Auto Receivables Trust 2014-A	0.790%	7/16/18	277	277
5 Hyundai Auto Receivables Trust 2014-B	0.900%	12/17/18	1,007	1,007
5 Hyundai Auto Receivables Trust 2014-B	1.460%	11/15/19	900	901
5 Hyundai Auto Receivables Trust 2015-A	1.370%	7/15/20	1,125	1,123
5 Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	1,225	1,225
5 Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	850	850
5 Hyundai Auto Receivables Trust 2016-A	1.560%	9/15/20	1,200	1,200
5 Hyundai Auto Receivables Trust 2016-B	1.290%	4/15/21	3,025	2,999

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
5 Hyundai Auto Receivables Trust 2016-B	1.450%	11/15/22	2,250	2,206
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP7	5.925%	4/17/45	191	191
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC18	5.440%	6/12/47	817	816
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC20	5.794%	2/12/51	12,625	12,835
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC20	5.955%	2/12/51	1,650	1,691
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-LDP11	5.753%	6/15/49	4,589	4,603
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-LDP12	5.882%	2/15/51	5,505	5,562
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C6	3.507%	5/15/45	4,875	5,088
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C8	2.829%	10/15/45	11,975	12,128
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-CIBX	3.483%	6/15/45	3,816	3,945
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-LC9	2.840%	12/15/47	2,250	2,252
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.143%	12/15/47	1,389	1,403
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.372%	12/15/47	1,042	1,055
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	3.674%	12/15/46	1,250	1,310
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	3.881%	12/15/46	1,500	1,577
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.166%	12/15/46	4,900	5,259
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.517%	12/15/46	1,250	1,340
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.910%	12/15/46	1,250	1,368
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-LC11	2.960%	4/15/46	6,766	6,751
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2014-C20	2.872%	7/15/47	1,525	1,557
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2014-C20	3.805%	7/15/47	575	609
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2016-JP3	2.870%	8/15/49	8,900	8,619
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2016-JP4	3.648%	12/15/49	3,700	3,771
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2016-JP4	3.870%	12/15/49	2,950	3,012
5 JPMBB Commercial Mortgage Securities
Trust 2013-C12	3.664%	7/15/45	1,982	2,066
5 JPMBB Commercial Mortgage Securities
Trust 2013-C12	4.025%	7/15/45	655	686
5 JPMBB Commercial Mortgage Securities
Trust 2013-C14	3.761%	8/15/46	990	1,045
5 JPMBB Commercial Mortgage Securities
Trust 2013-C14	4.133%	8/15/46	2,640	2,823

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
5 JPMBB Commercial Mortgage Securities
Trust 2013-C14	4.409%	8/15/46	740	794
5 JPMBB Commercial Mortgage Securities
Trust 2013-C15	2.977%	11/15/45	3,747	3,822
5 JPMBB Commercial Mortgage Securities
Trust 2013-C15	3.659%	11/15/45	505	529
5 JPMBB Commercial Mortgage Securities
Trust 2013-C15	4.131%	11/15/45	3,520	3,765
5 JPMBB Commercial Mortgage Securities
Trust 2013-C15	4.420%	11/15/45	2,010	2,142
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	3.003%	1/15/47	1,550	1,580
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	3.705%	1/15/47	1,163	1,229
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	4.199%	1/15/47	4,320	4,639
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	4.458%	1/15/47	775	830
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	4.887%	1/15/47	1,163	1,263
5 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.079%	2/15/47	4,338	4,626
5 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.439%	2/15/47	771	819
5 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.814%	2/15/47	935	1,014
5 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.046%	4/15/47	1,525	1,560
5 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.669%	4/15/47	1,900	1,975
5 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.997%	4/15/47	1,900	2,016
5 JPMBB Commercial Mortgage Securities
Trust 2014-C19	4.243%	4/15/47	1,525	1,603
5 JPMBB Commercial Mortgage Securities
Trust 2014-C21	3.428%	8/15/47	979	1,013
5 JPMBB Commercial Mortgage Securities
Trust 2014-C21	3.775%	8/15/47	950	994
5 JPMBB Commercial Mortgage Securities
Trust 2014-C21	3.997%	8/15/47	575	596
5 JPMBB Commercial Mortgage Securities
Trust 2014-C22	3.801%	9/15/47	5,850	6,081
5 JPMBB Commercial Mortgage Securities
Trust 2014-C22	4.110%	9/15/47	1,550	1,605
5 JPMBB Commercial Mortgage Securities
Trust 2014-C23	3.934%	9/15/47	2,919	3,082
5 JPMBB Commercial Mortgage Securities
Trust 2014-C23	4.202%	9/15/47	1,722	1,806
5 JPMBB Commercial Mortgage Securities
Trust 2014-C24	2.940%	11/15/47	1,900	1,946
5 JPMBB Commercial Mortgage Securities
Trust 2014-C24	3.639%	11/15/47	1,525	1,579
5 JPMBB Commercial Mortgage Securities
Trust 2014-C24	3.914%	11/15/47	2,750	2,834
5 JPMBB Commercial Mortgage Securities
Trust 2014-C25	3.672%	11/15/47	6,825	7,081

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
5 JPMBB Commercial Mortgage Securities
Trust 2014-C25	4.065%	11/15/47	1,900	1,978
5 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.019%	1/15/48	3,750	3,844
5 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.494%	1/15/48	10,160	10,408
5 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.800%	1/15/48	1,875	1,926
5 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.951%	1/15/48	1,875	1,911
5 JPMBB Commercial Mortgage Securities
Trust 2015-C27	2.734%	2/15/48	3,000	3,047
5 JPMBB Commercial Mortgage Securities
Trust 2015-C27	3.017%	2/15/48	3,763	3,823
5 JPMBB Commercial Mortgage Securities
Trust 2015-C28	2.773%	10/15/48	3,750	3,823
5 JPMBB Commercial Mortgage Securities
Trust 2015-C28	3.532%	10/15/48	1,125	1,130
5 JPMBB Commercial Mortgage Securities
Trust 2015-C29	2.921%	5/15/48	3,000	3,055
5 JPMBB Commercial Mortgage Securities
Trust 2015-C29	3.304%	5/15/48	2,903	2,992
5 JPMBB Commercial Mortgage Securities
Trust 2015-C29	3.611%	5/15/48	2,900	2,976
5 JPMBB Commercial Mortgage Securities
Trust 2015-C30	3.559%	7/15/48	3,675	3,813
5 JPMBB Commercial Mortgage Securities
Trust 2015-C30	3.822%	7/15/48	3,600	3,736
5 JPMBB Commercial Mortgage Securities
Trust 2015-C30	4.226%	7/15/48	1,850	1,932
5 JPMBB Commercial Mortgage Securities
Trust 2015-C31	3.540%	8/15/48	1,709	1,779
5 JPMBB Commercial Mortgage Securities
Trust 2015-C31	3.801%	8/15/48	1,841	1,908
5 JPMBB Commercial Mortgage Securities
Trust 2015-C32	3.358%	11/15/48	3,575	3,678
5 JPMBB Commercial Mortgage Securities
Trust 2015-C32	3.598%	11/15/48	3,575	3,656
5 JPMBB Commercial Mortgage Securities
Trust 2015-C33	3.770%	12/15/48	2,610	2,708
5 JPMBB Commercial Mortgage Securities
Trust 2016-C1	3.316%	3/15/49	2,925	2,986
5 JPMCC Commercial Mortgage Securities
Trust 2015-JP1	3.914%	1/15/49	2,825	2,956
5 JPMDB Commercial Mortgage Securities
Trust 2016-C2	3.144%	6/15/49	2,725	2,708
5 JPMDB Commercial Mortgage Securities
Trust 2016-C2	3.484%	6/15/49	1,250	1,254
5 LB-UBS Commercial Mortgage Trust 2007-C2	5.430%	2/15/40	1,537	1,539
5 LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	11,523	11,814
5 LB-UBS Commercial Mortgage Trust 2008-C1	6.113%	4/15/41	9,931	10,308
5 Mercedes-Benz Auto Lease Trust 2015-A	1.210%	10/15/20	5,650	5,651
5 Mercedes-Benz Auto Lease Trust 2015-B	1.340%	7/16/18	1,800	1,802
5 Mercedes-Benz Auto Lease Trust 2015-B	1.530%	5/17/21	1,075	1,076
5 Mercedes-Benz Auto Receivables Trust 2014-1	0.870%	10/15/18	709	709
5 Mercedes-Benz Auto Receivables Trust 2014-1	1.310%	11/16/20	600	600

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
5 Mercedes-Benz Auto Receivables Trust 2015-1	1.340%	12/16/19	2,150	2,150
5 Mercedes-Benz Auto Receivables Trust 2015-1	1.750%	12/15/21	725	725
5 Merrill Lynch Mortgage Trust 2007-C1	5.826%	6/12/50	2,181	2,208
5 Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	4,839	4,930
5 ML-CFC Commercial Mortgage Trust 2007-7	5.733%	6/12/50	3,863	3,890
5 ML-CFC Commercial Mortgage Trust 2007-9	5.700%	9/12/49	8,555	8,727
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2012-C5	3.176%	8/15/45	1,600	1,650
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2012-C6	2.858%	11/15/45	4,000	4,048
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C11	4.170%	8/15/46	990	1,058
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C11	4.370%	8/15/46	490	527
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C12	3.001%	10/15/46	2,260	2,305
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C12	4.259%	10/15/46	3,360	3,612
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	2.936%	11/15/46	1,100	1,122
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	4.039%	11/15/46	2,200	2,331
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	4.739%	11/15/46	1,100	1,203
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C7	2.918%	2/15/46	1,707	1,723
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C7	3.214%	2/15/46	341	342
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C8	3.134%	12/15/48	2,100	2,136
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C8	3.376%	12/15/48	1,000	1,027
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C9	3.102%	5/15/46	1,275	1,295
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C9	3.456%	5/15/46	1,125	1,142
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	1.250%	2/15/47	589	585
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	2.916%	2/15/47	1,525	1,557
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	3.669%	2/15/47	3,201	3,340
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	4.064%	2/15/47	3,050	3,245
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	4.640%	2/15/47	1,150	1,240
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	2.849%	6/15/47	575	585
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	3.477%	6/15/47	775	806
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	3.892%	6/15/47	2,875	3,013
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	4.323%	6/15/47	1,150	1,224
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C18	3.194%	10/15/47	3,500	3,597

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C18	3.923%	10/15/47	1,000	1,050
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C18	4.443%	10/15/47	1,150	1,215
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C19	3.101%	12/15/47	3,775	3,870
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C19	3.326%	12/15/47	2,000	2,068
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C19	3.526%	12/15/47	3,275	3,347
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C20	3.069%	2/15/48	1,875	1,888
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C20	3.249%	2/15/48	6,650	6,657
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C21	3.338%	3/15/48	1,500	1,509
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C22	3.040%	4/15/48	3,750	3,816
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C22	3.306%	4/15/48	2,950	2,966
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C22	3.883%	4/15/48	1,875	1,859
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C23	2.982%	7/15/50	1,800	1,841
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C23	3.398%	7/15/50	1,050	1,088
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C23	3.719%	7/15/50	3,650	3,767
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C25	3.383%	10/15/48	3,850	3,943
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C25	3.635%	10/15/48	1,975	2,034
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C26	3.323%	10/15/48	2,325	2,412
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C26	3.531%	10/15/48	2,625	2,697
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C27	3.557%	12/15/47	1,800	1,878
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C27	3.753%	12/15/47	2,175	2,253
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2016-C28	3.288%	1/15/49	2,425	2,473
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2016-C28	3.544%	1/15/49	7,000	7,130
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2016-C29	3.140%	5/15/49	1,500	1,533
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2016-C29	3.325%	5/15/49	750	753
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2016-C30	2.860%	9/15/49	7,300	7,016
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2016-C31	3.102%	11/15/49	9,400	9,176
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2016-C32	3.720%	12/15/49	7,600	7,773
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2016-C32	3.994%	12/15/49	3,050	3,125

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
5 Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	598	598
5 Morgan Stanley Capital I Trust 2006-HQ9	5.793%	7/12/44	20	20
5 Morgan Stanley Capital I Trust 2007-IQ14	5.692%	4/15/49	7,127	7,140
5 Morgan Stanley Capital I Trust 2007-IQ15	5.902%	6/11/49	3,245	3,297
5 Morgan Stanley Capital I Trust 2007-IQ16	5.809%	12/12/49	9,197	9,353
5 Morgan Stanley Capital I Trust 2007-IQ16	6.053%	12/12/49	2,285	2,343
5 Morgan Stanley Capital I Trust 2007-TOP25	5.544%	11/12/49	494	493
5 Morgan Stanley Capital I Trust 2007-TOP27	5.643%	6/11/42	8,680	8,787
5 Morgan Stanley Capital I Trust 2008-TOP29	6.275%	1/11/43	14,358	14,873
5 Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	6,000	6,181
5 Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	1,800	1,860
5 Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	2,525	2,636
5 Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	3,650	3,594
5 Morgan Stanley Capital I Trust 2016-BNK2	3.282%	11/15/49	2,951	2,880
5 Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	7,300	6,999
5 Morgan Stanley Capital I Trust 2016-UB12	3.596%	12/15/49	7,350	7,472
5 Morgan Stanley Capital I Trust 2016-UB12	3.778%	12/15/49	3,000	3,050
8 National Australia Bank Ltd.	2.250%	3/16/21	12,000	11,895
5 Nissan Auto Lease Trust 2014-B	1.120%	9/15/17	332	332
5 Nissan Auto Lease Trust 2015-B	1.540%	4/16/18	2,500	2,505
5 Nissan Auto Lease Trust 2015-B	1.700%	4/15/21	1,625	1,627
5 Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	3,300	3,286
5 Nissan Auto Receivables 2013-B Owner Trust	1.310%	10/15/19	828	828
5 Nissan Auto Receivables 2013-C Owner Trust	0.670%	8/15/18	253	252
5 Nissan Auto Receivables 2013-C Owner Trust	1.300%	6/15/20	1,150	1,150
5 Nissan Auto Receivables 2014-A Owner Trust	0.720%	8/15/18	287	287
5 Nissan Auto Receivables 2014-A Owner Trust	1.340%	8/17/20	1,475	1,475
5 Nissan Auto Receivables 2014-B Owner Trust	1.110%	5/15/19	1,176	1,176
5 Nissan Auto Receivables 2015-B Owner Trust	1.340%	3/16/20	2,125	2,125
5 Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	1,075	1,076
5 Nissan Auto Receivables 2015-C Owner Trust	1.370%	5/15/20	1,025	1,023
5 Nissan Auto Receivables 2015-C Owner Trust	1.670%	2/15/22	1,750	1,738
5 Nissan Auto Receivables 2016-B Owner Trust	1.540%	10/17/22	2,500	2,466
5 Nissan Auto Receivables 2016-C Owner Trust	1.180%	1/15/21	3,175	3,139
5 Nissan Auto Receivables 2016-C Owner Trust	1.380%	1/17/23	2,650	2,594
5 Nissan Master Owner Trust Receivables Series
2016-A	1.540%	6/15/21	3,500	3,474
Royal Bank of Canada	2.200%	9/23/19	24,550	24,691
5 Royal Bank of Canada	2.000%	10/1/19	12,000	12,020
Royal Bank of Canada	2.100%	10/14/20	35,000	34,808
Royal Bank of Canada	2.300%	3/22/21	5,000	4,962
5 SG Commercial Mortgage Securities Trust
2016-C5	3.055%	10/10/48	6,000	5,832
5 Synchrony Capital Credit Card Master Note
Trust Series 2012-7	1.760%	9/15/22	5,644	5,599
5 Synchrony Credit Card Master Note Trust 2014-1	1.610%	11/15/20	2,225	2,230
5 Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	2,200	2,201
5 Synchrony Credit Card Master Note Trust 2016-2	2.210%	5/15/24	3,225	3,204
5 Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	5,350	5,285
5 TIAA Seasoned Commercial Mortgage Trust
2007-C4	5.474%	8/15/39	214	217
8 Toronto-Dominion Bank	2.250%	3/15/21	18,000	17,892
5 Toyota Auto Receivables 2014-A Owner Trust	1.180%	6/17/19	850	850
5 Toyota Auto Receivables 2014-B Owner Trust	0.760%	3/15/18	240	240
5 Toyota Auto Receivables 2014-B Owner Trust	1.310%	9/16/19	750	751
5 Toyota Auto Receivables 2015-B Owner Trust	1.270%	5/15/19	5,300	5,301

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
5 Toyota Auto Receivables 2015-B Owner Trust	1.740%	9/15/20	3,275	3,283
5 Toyota Auto Receivables 2015-C Owner Trust	1.340%	6/17/19	3,050	3,051
5 Toyota Auto Receivables 2015-C Owner Trust	1.690%	12/15/20	3,000	3,001
5 Toyota Auto Receivables 2016-B Owner Trust	1.300%	4/15/20	1,750	1,744
5 Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	2,200	2,180
5 Toyota Auto Receivables 2016-C Owner Trust	1.140%	8/17/20	2,825	2,806
5 Toyota Auto Receivables 2016-C Owner Trust	1.320%	11/15/21	1,575	1,550
5 UBS-Barclays Commercial Mortgage Trust
2013-C5	3.185%	3/10/46	2,870	2,921
5 UBS-Barclays Commercial Mortgage Trust
2013-C6	3.244%	4/10/46	4,765	4,858
5 UBS-Barclays Commercial Mortgage Trust
2013-C6	3.469%	4/10/46	700	707
5 USAA Auto Owner Trust 2014-1	0.940%	5/15/19	569	569
5 Volkswagen Auto Loan Enhanced Trust 2013-2	0.700%	4/20/18	144	144
5 Volkswagen Auto Loan Enhanced Trust 2013-2	1.160%	3/20/20	550	549
5 Volkswagen Auto Loan Enhanced Trust 2014-1	0.910%	10/22/18	991	990
5 Volkswagen Auto Loan Enhanced Trust 2014-1	1.450%	9/21/20	1,950	1,948
5 Volkswagen Auto Loan Enhanced Trust 2014-2	1.390%	5/20/21	1,875	1,863
5 Wachovia Bank Commercial Mortgage Trust
Series 2005-C21	5.290%	10/15/44	35	35
5 Wachovia Bank Commercial Mortgage Trust
Series 2007-C30	5.342%	12/15/43	536	535
5 Wachovia Bank Commercial Mortgage Trust
Series 2007-C33	5.969%	2/15/51	2,574	2,587
5 Wells Fargo Commercial Mortgage Trust
2012-LC5	2.918%	10/15/45	4,975	5,058
5 Wells Fargo Commercial Mortgage Trust
2014-LC16	2.819%	8/15/50	1,150	1,172
5 Wells Fargo Commercial Mortgage Trust
2014-LC16	3.477%	8/15/50	775	804
5 Wells Fargo Commercial Mortgage Trust
2014-LC16	3.817%	8/15/50	6,700	6,993
5 Wells Fargo Commercial Mortgage Trust
2014-LC16	4.020%	8/15/50	400	413
5 Wells Fargo Commercial Mortgage Trust
2014-LC18	2.954%	12/15/47	2,250	2,301
5 Wells Fargo Commercial Mortgage Trust
2014-LC18	3.244%	12/15/47	1,400	1,454
5 Wells Fargo Commercial Mortgage Trust
2014-LC18	3.271%	12/15/47	2,625	2,687
5 Wells Fargo Commercial Mortgage Trust
2014-LC18	3.405%	12/15/47	3,725	3,782
5 Wells Fargo Commercial Mortgage Trust
2014-LC18	3.808%	12/15/47	1,875	1,918
5 Wells Fargo Commercial Mortgage Trust
2015-C26	2.991%	2/15/48	3,750	3,790
5 Wells Fargo Commercial Mortgage Trust
2015-C26	3.166%	2/15/48	2,075	2,068
5 Wells Fargo Commercial Mortgage Trust
2015-C26	3.580%	2/15/48	1,500	1,534
5 Wells Fargo Commercial Mortgage Trust
2015-C28	3.540%	5/15/48	5,425	5,548
5 Wells Fargo Commercial Mortgage Trust
2015-C28	3.872%	5/15/48	1,040	1,081

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
5 Wells Fargo Commercial Mortgage Trust
2015-C29	3.400%	6/15/48	3,650	3,751
5 Wells Fargo Commercial Mortgage Trust
2015-LC20	2.978%	4/15/50	1,029	1,037
5 Wells Fargo Commercial Mortgage Trust
2015-LC20	3.719%	4/15/50	1,900	1,932
5 Wells Fargo Commercial Mortgage Trust
2015-LC22	3.571%	9/15/58	1,425	1,473
5 Wells Fargo Commercial Mortgage Trust
2015-LC22	3.839%	9/15/58	2,000	2,089
5 Wells Fargo Commercial Mortgage Trust
2015-LC22	4.207%	9/15/58	1,775	1,895
5 Wells Fargo Commercial Mortgage Trust
2015-NXS1	2.632%	5/15/48	1,600	1,624
5 Wells Fargo Commercial Mortgage Trust
2015-NXS1	2.934%	5/15/48	2,720	2,747
5 Wells Fargo Commercial Mortgage Trust
2015-NXS1	3.148%	5/15/48	1,500	1,502
5 Wells Fargo Commercial Mortgage Trust
2015-P2	3.656%	12/15/48	2,875	2,987
5 Wells Fargo Commercial Mortgage Trust
2015-P2	3.809%	12/15/48	1,800	1,876
5 Wells Fargo Commercial Mortgage Trust
2015-SG1	3.789%	12/15/47	2,400	2,492
5 Wells Fargo Commercial Mortgage Trust
2016-BNK1	2.652%	8/15/49	4,875	4,649
5 Wells Fargo Commercial Mortgage Trust
2016-BNK1	2.814%	8/15/49	1,200	1,163
5 Wells Fargo Commercial Mortgage Trust
2016-C32	3.324%	1/15/59	1,929	1,967
5 Wells Fargo Commercial Mortgage Trust
2016-C32	3.560%	1/15/59	4,200	4,297
5 Wells Fargo Commercial Mortgage Trust
2016-C33	3.426%	3/15/59	1,450	1,467
5 Wells Fargo Commercial Mortgage Trust
2016-C34	3.096%	6/15/49	2,900	2,839
5 Wells Fargo Commercial Mortgage Trust
2016-C37	3.794%	12/15/49	2,900	3,008
5 Wells Fargo Commercial Mortgage Trust
2016-LC24	2.825%	10/15/49	3,275	3,227
5 Wells Fargo Commercial Mortgage Trust
2016-LC24	2.942%	10/15/49	5,654	5,469
5 WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	2,500	2,526
5 WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	3,875	4,046
5 WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	3,511	3,664
5 WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	2,200	2,319
5 WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	1,600	1,636
5 WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	3,300	3,343
5 WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	2,414	2,457
5 WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	1,045	1,068
5 WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	495	505
5 WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	2,154	2,174
5 WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	421	426
5 WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	3,250	3,336
5 WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	1,725	1,773
5 WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	660	692

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
5 WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	2,640	2,828
5 WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	660	711
5 WFRBS Commercial Mortgage Trust 2013-C16	3.223%	9/15/46	2,530	2,584
5 WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	1,520	1,611
5 WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	1,520	1,652
5 WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	2,530	2,774
5 WFRBS Commercial Mortgage Trust 2013-C17	2.921%	12/15/46	725	739
5 WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	725	764
5 WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	925	990
5 WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	725	767
5 WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	725	784
5 WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	750	766
5 WFRBS Commercial Mortgage Trust 2013-C18	3.651%	12/15/46	1,500	1,566
5 WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	7,268	7,786
5 WFRBS Commercial Mortgage Trust 2013-C18	4.387%	12/15/46	375	401
5 WFRBS Commercial Mortgage Trust 2013-C18	4.664%	12/15/46	563	615
5 WFRBS Commercial Mortgage Trust 2013-UBS1	2.927%	3/15/46	1,850	1,887
5 WFRBS Commercial Mortgage Trust 2013-UBS1	3.591%	3/15/46	1,100	1,147
5 WFRBS Commercial Mortgage Trust 2013-UBS1	4.079%	3/15/46	1,475	1,573
5 WFRBS Commercial Mortgage Trust 2013-UBS1	4.627%	3/15/46	375	413
5 WFRBS Commercial Mortgage Trust 2014-C19	1.233%	3/15/47	330	329
5 WFRBS Commercial Mortgage Trust 2014-C19	3.618%	3/15/47	475	496
5 WFRBS Commercial Mortgage Trust 2014-C19	3.660%	3/15/47	650	679
5 WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	1,450	1,544
5 WFRBS Commercial Mortgage Trust 2014-C19	4.723%	3/15/47	475	503
5 WFRBS Commercial Mortgage Trust 2014-C20	3.036%	5/15/47	775	793
5 WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	775	810
5 WFRBS Commercial Mortgage Trust 2014-C20	3.723%	5/15/47	2,200	2,291
5 WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	1,150	1,217
5 WFRBS Commercial Mortgage Trust 2014-C20	4.176%	5/15/47	1,150	1,223
5 WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	3,000	3,108
5 WFRBS Commercial Mortgage Trust 2014-C22	3.752%	9/15/57	5,825	6,063
5 WFRBS Commercial Mortgage Trust 2014-C22	4.371%	9/15/57	1,200	1,261
5 WFRBS Commercial Mortgage Trust 2014-C23	3.636%	10/15/57	2,054	2,144
5 WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	1,150	1,210
5 WFRBS Commercial Mortgage Trust 2014-C23	4.210%	10/15/57	800	852
5 WFRBS Commercial Mortgage Trust 2014-C24	3.428%	11/15/47	2,075	2,116
5 WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	2,075	2,135
5 WFRBS Commercial Mortgage Trust 2014-LC14	1.193%	3/15/47	661	660
5 WFRBS Commercial Mortgage Trust 2014-LC14	2.862%	3/15/47	735	749
5 WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	1,840	1,916
5 WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	4,415	4,684
5 WFRBS Commercial Mortgage Trust 2014-LC14	4.351%	3/15/47	1,840	1,957
5 World Financial Network Credit Card Master
Note Trust Series 2013-A	1.610%	12/15/21	900	901
5 World Omni Auto Receivables Trust 2013-B	0.830%	8/15/18	106	106
5 World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	550	550
5 World Omni Auto Receivables Trust 2014-A	0.940%	4/15/19	668	668
5 World Omni Auto Receivables Trust 2014-A	1.530%	6/15/20	1,925	1,928
5 World Omni Auto Receivables Trust 2014-B	1.140%	1/15/20	1,726	1,726
5 World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	1,000	1,001
5 World Omni Auto Receivables Trust 2015-B	1.490%	12/15/20	1,775	1,775
5 World Omni Auto Receivables Trust 2015-B	1.840%	1/17/22	1,775	1,772
5 World Omni Automobile Lease Securitization
Trust 2014-A	1.160%	9/15/17	813	813

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
5 World Omni Automobile Lease Securitization
Trust 2014-A	1.370%	1/15/20	575	575
5 World Omni Automobile Lease Securitization
Trust 2015-A	1.540%	10/15/18	1,800	1,802
5 World Omni Automobile Lease Securitization
Trust 2016-A	1.610%	1/15/22	2,000	1,979
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,808,516)				2,818,813
Corporate Bonds (27.4%)
Finance (8.5%)
Banking (6.0%)
American Express Co.	7.000%	3/19/18	14,644	15,567
American Express Co.	1.550%	5/22/18	4,175	4,166
American Express Co.	2.650%	12/2/22	3,375	3,320
American Express Co.	3.625%	12/5/24	7,775	7,810
American Express Co.	4.050%	12/3/42	600	578
American Express Credit Corp.	1.125%	6/5/17	11,500	11,499
American Express Credit Corp.	2.125%	7/27/18	10,700	10,753
American Express Credit Corp.	2.125%	3/18/19	4,025	4,035
American Express Credit Corp.	2.250%	8/15/19	13,275	13,338
American Express Credit Corp.	2.375%	5/26/20	2,280	2,284
American Express Credit Corp.	2.600%	9/14/20	13,000	13,103
American Express Credit Corp.	2.250%	5/5/21	19,220	18,989
Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	2,700	2,691
Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	10,000	10,028
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	1,600	1,605
Australia & New Zealand Banking Group Ltd.	1.600%	7/15/19	14,400	14,191
Australia & New Zealand Banking Group Ltd.	2.050%	9/23/19	4,000	3,983
Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	10,000	10,018
Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	7,100	6,982
Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	6,000	5,945
Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	9,425	9,749
Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	8,125	8,151
Bank of America Corp.	6.000%	9/1/17	1,899	1,953
Bank of America Corp.	5.750%	12/1/17	9,369	9,705
Bank of America Corp.	2.000%	1/11/18	26,652	26,702
Bank of America Corp.	6.875%	4/25/18	33,670	35,753
Bank of America Corp.	5.650%	5/1/18	26,830	28,164
Bank of America Corp.	6.500%	7/15/18	10,060	10,726
Bank of America Corp.	2.600%	1/15/19	32,238	32,510
Bank of America Corp.	2.650%	4/1/19	11,325	11,443
Bank of America Corp.	7.625%	6/1/19	14,170	15,907
Bank of America Corp.	2.250%	4/21/20	9,700	9,631
Bank of America Corp.	5.625%	7/1/20	10,715	11,777
Bank of America Corp.	2.625%	10/19/20	28,975	28,934
Bank of America Corp.	2.625%	4/19/21	20,350	20,171
Bank of America Corp.	5.000%	5/13/21	4,745	5,153
Bank of America Corp.	5.700%	1/24/22	3,586	4,025
Bank of America Corp.	2.503%	10/21/22	17,000	16,426
Bank of America Corp.	3.300%	1/11/23	30,950	30,967
Bank of America Corp.	4.100%	7/24/23	23,568	24,600
Bank of America Corp.	4.125%	1/22/24	16,650	17,232
Bank of America Corp.	4.000%	4/1/24	46,100	47,442
Bank of America Corp.	4.200%	8/26/24	32,745	33,301
Bank of America Corp.	4.000%	1/22/25	35,300	35,252
Bank of America Corp.	3.950%	4/21/25	12,750	12,634

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Bank of America Corp.	3.875%	8/1/25	17,550	17,825
Bank of America Corp.	4.450%	3/3/26	10,950	11,248
Bank of America Corp.	4.250%	10/22/26	15,350	15,447
Bank of America Corp.	3.248%	10/21/27	14,000	13,345
Bank of America Corp.	6.110%	1/29/37	11,187	13,058
Bank of America Corp.	7.750%	5/14/38	10,040	13,866
Bank of America Corp.	5.875%	2/7/42	9,550	11,526
Bank of America Corp.	5.000%	1/21/44	21,500	23,343
Bank of America Corp.	4.875%	4/1/44	4,725	5,109
Bank of America Corp.	4.750%	4/21/45	1,000	1,012
Bank of America NA	1.650%	3/26/18	29,825	29,827
Bank of America NA	1.750%	6/5/18	12,150	12,149
Bank of America NA	2.050%	12/7/18	10,850	10,900
Bank of America NA	6.000%	10/15/36	6,875	8,265
Bank of Montreal	1.400%	4/10/18	3,750	3,741
Bank of Montreal	1.350%	8/28/18	4,000	3,978
Bank of Montreal	2.375%	1/25/19	14,975	15,107
Bank of Montreal	1.500%	7/18/19	12,000	11,836
Bank of Montreal	2.100%	12/12/19	5,000	4,999
Bank of Montreal	1.900%	8/27/21	17,600	17,034
Bank of Montreal	2.550%	11/6/22	3,925	3,874
Bank of New York Mellon Corp.	1.969%	6/20/17	3,200	3,211
Bank of New York Mellon Corp.	1.300%	1/25/18	1,325	1,325
Bank of New York Mellon Corp.	1.350%	3/6/18	11,000	10,973
Bank of New York Mellon Corp.	2.100%	8/1/18	1,548	1,560
Bank of New York Mellon Corp.	2.100%	1/15/19	19,768	19,845
Bank of New York Mellon Corp.	2.200%	3/4/19	7,625	7,671
Bank of New York Mellon Corp.	2.200%	5/15/19	775	778
Bank of New York Mellon Corp.	5.450%	5/15/19	6,645	7,159
Bank of New York Mellon Corp.	2.300%	9/11/19	12,000	12,102
Bank of New York Mellon Corp.	4.600%	1/15/20	6,875	7,340
Bank of New York Mellon Corp.	2.600%	8/17/20	2,750	2,766
Bank of New York Mellon Corp.	2.450%	11/27/20	8,330	8,292
Bank of New York Mellon Corp.	2.050%	5/3/21	9,475	9,254
Bank of New York Mellon Corp.	3.550%	9/23/21	5,700	5,943
Bank of New York Mellon Corp.	2.200%	8/16/23	3,000	2,856
Bank of New York Mellon Corp.	3.650%	2/4/24	1,100	1,130
Bank of New York Mellon Corp.	3.400%	5/15/24	2,875	2,916
Bank of New York Mellon Corp.	3.250%	9/11/24	4,050	4,064
Bank of New York Mellon Corp.	3.000%	2/24/25	300	294
Bank of New York Mellon Corp.	2.800%	5/4/26	3,000	2,878
Bank of New York Mellon Corp.	2.450%	8/17/26	4,500	4,166
Bank of New York Mellon Corp.	3.000%	10/30/28	4,000	3,778
Bank of Nova Scotia	1.700%	6/11/18	6,920	6,922
Bank of Nova Scotia	2.050%	10/30/18	26,475	26,595
Bank of Nova Scotia	1.950%	1/15/19	5,600	5,601
Bank of Nova Scotia	2.050%	6/5/19	6,513	6,511
Bank of Nova Scotia	1.650%	6/14/19	11,000	10,895
Bank of Nova Scotia	2.350%	10/21/20	9,800	9,732
Bank of Nova Scotia	4.375%	1/13/21	1,570	1,679
Bank of Nova Scotia	2.450%	3/22/21	8,195	8,136
Bank of Nova Scotia	2.800%	7/21/21	16,630	16,721
Bank of Nova Scotia	4.500%	12/16/25	18,950	19,441
Bank One Capital III	8.750%	9/1/30	290	408
Bank One Corp.	7.625%	10/15/26	975	1,250
Bank One Corp.	8.000%	4/29/27	2,500	3,240

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Bank One Michigan	8.250%	11/1/24	6,000	7,560
Barclays Bank plc	5.140%	10/14/20	4,795	5,050
Barclays plc	2.000%	3/16/18	3,300	3,304
Barclays plc	2.750%	11/8/19	12,225	12,184
Barclays plc	2.875%	6/8/20	4,000	3,967
Barclays plc	3.250%	1/12/21	9,200	9,196
Barclays plc	3.200%	8/10/21	21,600	21,371
Barclays plc	4.375%	9/11/24	5,000	4,921
Barclays plc	3.650%	3/16/25	14,900	14,416
Barclays plc	4.375%	1/12/26	7,000	7,091
Barclays plc	5.200%	5/12/26	15,775	16,055
Barclays plc	5.250%	8/17/45	5,100	5,478
BB&T Corp.	1.450%	1/12/18	3,825	3,818
BB&T Corp.	2.050%	6/19/18	3,000	3,015
BB&T Corp.	2.250%	2/1/19	1,800	1,813
BB&T Corp.	6.850%	4/30/19	8,261	9,138
BB&T Corp.	5.250%	11/1/19	3,650	3,941
BB&T Corp.	2.450%	1/15/20	1,250	1,257
BB&T Corp.	2.050%	5/10/21	14,025	13,758
BB&T Corp.	3.950%	3/22/22	2,049	2,140
Bear Stearns Cos. LLC	7.250%	2/1/18	24,855	26,280
Bear Stearns Cos. LLC	4.650%	7/2/18	3,190	3,318
BNP Paribas SA	2.700%	8/20/18	16,825	17,041
BNP Paribas SA	2.400%	12/12/18	50	50
BNP Paribas SA	2.450%	3/17/19	1,200	1,207
BNP Paribas SA	2.375%	5/21/20	9,500	9,422
BNP Paribas SA	5.000%	1/15/21	8,065	8,755
BNP Paribas SA	3.250%	3/3/23	9,025	9,070
BNP Paribas SA	4.250%	10/15/24	3,600	3,597
BPCE SA	2.500%	12/10/18	5,500	5,550
BPCE SA	2.500%	7/15/19	6,320	6,355
BPCE SA	2.250%	1/27/20	2,375	2,355
BPCE SA	2.650%	2/3/21	5,025	5,017
BPCE SA	2.750%	12/2/21	7,000	6,946
BPCE SA	4.000%	4/15/24	9,800	10,170
BPCE SA	3.375%	12/2/26	4,000	3,942
Branch Banking & Trust Co.	1.350%	10/1/17	10,345	10,346
Branch Banking & Trust Co.	2.300%	10/15/18	6,000	6,058
Branch Banking & Trust Co.	1.450%	5/10/19	5,775	5,710
Branch Banking & Trust Co.	2.850%	4/1/21	3,000	3,045
Branch Banking & Trust Co.	3.625%	9/16/25	9,100	9,232
Branch Banking & Trust Co.	3.800%	10/30/26	2,800	2,874
Canadian Imperial Bank of Commerce	1.600%	9/6/19	6,450	6,376
Capital One Bank USA NA	1.300%	6/5/17	4,450	4,448
Capital One Bank USA NA	2.250%	2/13/19	10,000	10,030
Capital One Bank USA NA	2.300%	6/5/19	6,750	6,775
Capital One Bank USA NA	8.800%	7/15/19	6,825	7,824
Capital One Bank USA NA	3.375%	2/15/23	5,585	5,526
Capital One Financial Corp.	2.450%	4/24/19	6,875	6,925
Capital One Financial Corp.	4.750%	7/15/21	545	588
Capital One Financial Corp.	3.500%	6/15/23	1,210	1,217
Capital One Financial Corp.	3.750%	4/24/24	6,900	6,988
Capital One Financial Corp.	3.200%	2/5/25	7,000	6,786
Capital One Financial Corp.	4.200%	10/29/25	425	425
Capital One Financial Corp.	3.750%	7/28/26	7,000	6,775
Capital One NA	1.500%	3/22/18	6,075	6,055

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
	Capital One NA	2.400%	9/5/19	2,850	2,856
	Capital One NA	1.850%	9/13/19	4,450	4,393
	Capital One NA	2.950%	7/23/21	19,500	19,579
	Capital One NA	2.250%	9/13/21	5,600	5,460
[5,8]	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	4,025	4,620
	Citigroup Inc.	1.850%	11/24/17	12,000	12,023
	Citigroup Inc.	1.800%	2/5/18	6,425	6,423
	Citigroup Inc.	1.700%	4/27/18	10,000	9,966
	Citigroup Inc.	1.750%	5/1/18	7,575	7,554
	Citigroup Inc.	6.125%	5/15/18	4,962	5,233
	Citigroup Inc.	2.150%	7/30/18	10,500	10,533
	Citigroup Inc.	2.500%	9/26/18	3,375	3,405
	Citigroup Inc.	2.050%	12/7/18	45,000	44,979
	Citigroup Inc.	2.550%	4/8/19	24,000	24,204
	Citigroup Inc.	2.050%	6/7/19	5,975	5,952
	Citigroup Inc.	2.500%	7/29/19	8,775	8,829
	Citigroup Inc.	2.400%	2/18/20	8,225	8,204
	Citigroup Inc.	5.375%	8/9/20	5,564	6,064
	Citigroup Inc.	2.650%	10/26/20	2,000	2,003
	Citigroup Inc.	2.700%	3/30/21	24,320	24,238
	Citigroup Inc.	2.350%	8/2/21	7,000	6,835
	Citigroup Inc.	2.900%	12/8/21	20,000	19,806
	Citigroup Inc.	4.500%	1/14/22	8,300	8,843
	Citigroup Inc.	4.050%	7/30/22	2,050	2,112
	Citigroup Inc.	3.375%	3/1/23	1,600	1,607
	Citigroup Inc.	3.500%	5/15/23	17,175	17,087
	Citigroup Inc.	3.875%	10/25/23	3,905	4,012
	Citigroup Inc.	3.750%	6/16/24	1,950	1,983
	Citigroup Inc.	4.000%	8/5/24	5,525	5,528
	Citigroup Inc.	3.875%	3/26/25	11,325	11,218
	Citigroup Inc.	3.300%	4/27/25	7,150	6,997
	Citigroup Inc.	4.400%	6/10/25	28,125	28,621
	Citigroup Inc.	5.500%	9/13/25	9,000	9,878
	Citigroup Inc.	3.700%	1/12/26	9,500	9,435
	Citigroup Inc.	4.600%	3/9/26	24,150	24,841
	Citigroup Inc.	3.400%	5/1/26	10,000	9,704
	Citigroup Inc.	3.200%	10/21/26	21,900	20,816
	Citigroup Inc.	4.300%	11/20/26	550	554
	Citigroup Inc.	4.450%	9/29/27	26,035	26,479
	Citigroup Inc.	6.625%	1/15/28	2,700	3,207
	Citigroup Inc.	4.125%	7/25/28	3,000	2,947
	Citigroup Inc.	6.625%	6/15/32	1,125	1,363
	Citigroup Inc.	6.000%	10/31/33	2,725	3,085
	Citigroup Inc.	6.125%	8/25/36	7,768	9,011
	Citigroup Inc.	8.125%	7/15/39	12,899	19,065
	Citigroup Inc.	5.875%	1/30/42	6,164	7,273
	Citigroup Inc.	6.675%	9/13/43	4,000	5,078
	Citigroup Inc.	4.950%	11/7/43	8,250	8,651
	Citigroup Inc.	5.300%	5/6/44	4,725	5,051
	Citigroup Inc.	4.650%	7/30/45	5,000	5,259
	Citigroup Inc.	4.750%	5/18/46	4,230	4,222
	Citizens Bank NA	1.600%	12/4/17	3,000	2,996
	Citizens Bank NA	2.300%	12/3/18	4,225	4,246
	Citizens Bank NA	2.500%	3/14/19	7,500	7,557
	Citizens Bank NA	2.450%	12/4/19	3,100	3,108
	Citizens Financial Group Inc.	2.375%	7/28/21	1,000	980

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Citizens Financial Group Inc.	4.300%	12/3/25	3,950	4,000
Comerica Bank	4.000%	7/27/25	1,750	1,736
Comerica Inc.	2.125%	5/23/19	800	799
Comerica Inc.	3.800%	7/22/26	850	833
Commonwealth Bank of Australia	1.900%	9/18/17	2,000	2,006
Commonwealth Bank of Australia	1.625%	3/12/18	23,500	23,475
Commonwealth Bank of Australia	2.500%	9/20/18	4,000	4,044
Commonwealth Bank of Australia	1.750%	11/2/18	5,525	5,513
Commonwealth Bank of Australia	2.250%	3/13/19	2,000	2,006
Commonwealth Bank of Australia	2.050%	3/15/19	6,775	6,760
Commonwealth Bank of Australia	2.300%	9/6/19	3,350	3,360
8 Commonwealth Bank of Australia	1.750%	11/7/19	800	794
Commonwealth Bank of Australia	2.400%	11/2/20	7,500	7,448
Commonwealth Bank of Australia	2.550%	3/15/21	5,775	5,743
Compass Bank	1.850%	9/29/17	2,000	1,996
Compass Bank	2.750%	9/29/19	1,750	1,738
Cooperatieve Rabobank UA	2.250%	1/14/19	18,700	18,777
Cooperatieve Rabobank UA	2.250%	1/14/20	12,500	12,445
Cooperatieve Rabobank UA	4.500%	1/11/21	2,465	2,645
Cooperatieve Rabobank UA	2.500%	1/19/21	40,200	40,122
Cooperatieve Rabobank UA	3.875%	2/8/22	8,175	8,613
Cooperatieve Rabobank UA	3.950%	11/9/22	15,000	15,353
Cooperatieve Rabobank UA	4.625%	12/1/23	13,275	13,959
Cooperatieve Rabobank UA	3.375%	5/21/25	6,942	7,026
Cooperatieve Rabobank UA	4.375%	8/4/25	11,375	11,649
Cooperatieve Rabobank UA	3.750%	7/21/26	7,475	7,305
Cooperatieve Rabobank UA	5.250%	5/24/41	9,755	11,403
Cooperatieve Rabobank UA	5.750%	12/1/43	7,925	9,171
Cooperatieve Rabobank UA	5.250%	8/4/45	11,700	12,701
Credit Suisse AG	6.000%	2/15/18	15,164	15,754
Credit Suisse AG	1.700%	4/27/18	21,500	21,457
Credit Suisse AG	2.300%	5/28/19	26,025	26,090
Credit Suisse AG	5.300%	8/13/19	8,650	9,316
Credit Suisse AG	5.400%	1/14/20	5,725	6,127
Credit Suisse AG	3.000%	10/29/21	11,600	11,701
Credit Suisse AG	3.625%	9/9/24	10,775	10,850
Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	600	594
Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	8,100	8,074
Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	25,305	25,565
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	10,100	10,177
Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	8,735	8,656
Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	23,250	22,686
Credit Suisse Group Funding Guernsey Ltd.	4.550%	4/17/26	9,700	10,049
Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	9,800	10,032
Credit Suisse USA Inc.	7.125%	7/15/32	4,560	5,940
Deutsche Bank AG	1.400%	2/13/17	1,100	1,099
Deutsche Bank AG	1.875%	2/13/18	8,100	8,051
Deutsche Bank AG	2.500%	2/13/19	16,100	15,985
Deutsche Bank AG	2.850%	5/10/19	7,725	7,700
Deutsche Bank AG	2.950%	8/20/20	10,500	10,322
Deutsche Bank AG	3.125%	1/13/21	5,475	5,376
Deutsche Bank AG	3.375%	5/12/21	5,775	5,707
8 Deutsche Bank AG	4.250%	10/14/21	10,900	10,927
Deutsche Bank AG	3.700%	5/30/24	6,550	6,339
Deutsche Bank AG	4.100%	1/13/26	3,475	3,416
Discover Bank	2.000%	2/21/18	9,970	9,967

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Discover Bank	2.600%	11/13/18	2,000	2,016
Discover Bank	7.000%	4/15/20	1,350	1,494
Discover Bank	3.200%	8/9/21	1,400	1,407
Discover Bank	4.200%	8/8/23	8,150	8,449
Discover Bank	4.250%	3/13/26	2,175	2,203
Discover Bank	3.450%	7/27/26	6,000	5,800
Discover Financial Services	6.450%	6/12/17	325	332
Discover Financial Services	5.200%	4/27/22	950	1,021
Discover Financial Services	3.850%	11/21/22	5,630	5,697
Discover Financial Services	3.750%	3/4/25	3,600	3,494
Fifth Third Bancorp	4.500%	6/1/18	425	439
Fifth Third Bancorp	2.300%	3/1/19	4,000	4,021
Fifth Third Bancorp	3.500%	3/15/22	6,025	6,182
Fifth Third Bancorp	4.300%	1/16/24	7,050	7,261
Fifth Third Bancorp	8.250%	3/1/38	5,771	8,086
Fifth Third Bank	1.450%	2/28/18	4,400	4,389
Fifth Third Bank	2.150%	8/20/18	7,000	7,044
Fifth Third Bank	2.300%	3/15/19	5,000	5,019
Fifth Third Bank	2.375%	4/25/19	10,000	10,068
Fifth Third Bank	1.625%	9/27/19	4,575	4,520
Fifth Third Bank	2.250%	6/14/21	6,500	6,420
Fifth Third Bank	3.850%	3/15/26	10,000	10,030
First Horizon National Corp.	3.500%	12/15/20	2,050	2,063
First Niagara Financial Group Inc.	6.750%	3/19/20	2,300	2,592
First Republic Bank	4.375%	8/1/46	1,200	1,095
FirstMerit Bank NA	4.270%	11/25/26	4,150	4,150
FirstMerit Corp.	4.350%	2/4/23	4,950	4,984
Goldman Sachs Capital I	6.345%	2/15/34	8,175	9,657
Goldman Sachs Group Inc.	5.950%	1/18/18	19,933	20,767
Goldman Sachs Group Inc.	2.375%	1/22/18	22,892	23,015
Goldman Sachs Group Inc.	6.150%	4/1/18	23,975	25,196
Goldman Sachs Group Inc.	2.900%	7/19/18	26,586	26,949
Goldman Sachs Group Inc.	2.625%	1/31/19	8,800	8,889
Goldman Sachs Group Inc.	7.500%	2/15/19	19,330	21,414
Goldman Sachs Group Inc.	2.550%	10/23/19	18,500	18,613
Goldman Sachs Group Inc.	2.300%	12/13/19	16,750	16,730
Goldman Sachs Group Inc.	5.375%	3/15/20	23,140	25,055
Goldman Sachs Group Inc.	2.600%	4/23/20	11,125	11,113
Goldman Sachs Group Inc.	6.000%	6/15/20	22,270	24,684
Goldman Sachs Group Inc.	2.750%	9/15/20	6,775	6,800
Goldman Sachs Group Inc.	2.875%	2/25/21	750	753
Goldman Sachs Group Inc.	2.625%	4/25/21	7,950	7,883
Goldman Sachs Group Inc.	5.250%	7/27/21	17,950	19,656
Goldman Sachs Group Inc.	2.350%	11/15/21	8,750	8,496
Goldman Sachs Group Inc.	5.750%	1/24/22	37,850	42,311
Goldman Sachs Group Inc.	3.625%	1/22/23	15,450	15,723
Goldman Sachs Group Inc.	4.000%	3/3/24	46,900	48,433
Goldman Sachs Group Inc.	3.850%	7/8/24	4,525	4,602
Goldman Sachs Group Inc.	3.500%	1/23/25	8,125	8,007
Goldman Sachs Group Inc.	4.250%	10/21/25	250	253
Goldman Sachs Group Inc.	3.750%	2/25/26	26,050	26,070
Goldman Sachs Group Inc.	3.500%	11/16/26	20,000	19,591
Goldman Sachs Group Inc.	5.950%	1/15/27	5,945	6,768
Goldman Sachs Group Inc.	6.125%	2/15/33	11,340	13,695
Goldman Sachs Group Inc.	6.450%	5/1/36	13,750	16,235
Goldman Sachs Group Inc.	6.750%	10/1/37	41,315	50,630

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	6.250%	2/1/41	13,731	17,004
Goldman Sachs Group Inc.	4.800%	7/8/44	36,175	37,927
Goldman Sachs Group Inc.	5.150%	5/22/45	19,600	20,526
Goldman Sachs Group Inc.	4.750%	10/21/45	7,250	7,611
HSBC Bank USA NA	4.875%	8/24/20	9,025	9,564
HSBC Bank USA NA	5.875%	11/1/34	3,875	4,481
HSBC Bank USA NA	5.625%	8/15/35	5,450	6,157
HSBC Bank USA NA	7.000%	1/15/39	7,226	9,513
HSBC Holdings plc	3.400%	3/8/21	24,038	24,421
HSBC Holdings plc	5.100%	4/5/21	14,020	15,168
HSBC Holdings plc	2.950%	5/25/21	20,000	19,918
HSBC Holdings plc	2.650%	1/5/22	33,000	32,253
HSBC Holdings plc	4.875%	1/14/22	2,625	2,824
HSBC Holdings plc	4.000%	3/30/22	11,725	12,133
HSBC Holdings plc	3.600%	5/25/23	7,250	7,279
HSBC Holdings plc	4.250%	3/14/24	7,500	7,597
HSBC Holdings plc	4.250%	8/18/25	5,500	5,516
HSBC Holdings plc	4.300%	3/8/26	35,305	36,439
HSBC Holdings plc	3.900%	5/25/26	17,800	17,827
HSBC Holdings plc	4.375%	11/23/26	10,800	10,838
HSBC Holdings plc	7.625%	5/17/32	575	744
HSBC Holdings plc	7.350%	11/27/32	600	742
HSBC Holdings plc	6.500%	5/2/36	16,015	19,480
HSBC Holdings plc	6.500%	9/15/37	15,815	19,645
HSBC Holdings plc	6.800%	6/1/38	4,225	5,313
HSBC Holdings plc	6.100%	1/14/42	4,075	5,025
HSBC Holdings plc	5.250%	3/14/44	12,850	13,717
HSBC USA Inc.	1.625%	1/16/18	12,075	12,053
HSBC USA Inc.	2.000%	8/7/18	7,000	6,997
HSBC USA Inc.	2.625%	9/24/18	9,670	9,781
HSBC USA Inc.	2.250%	6/23/19	1,000	999
HSBC USA Inc.	2.375%	11/13/19	10,225	10,234
HSBC USA Inc.	2.350%	3/5/20	13,200	13,090
HSBC USA Inc.	2.750%	8/7/20	3,000	2,999
HSBC USA Inc.	5.000%	9/27/20	4,855	5,173
HSBC USA Inc.	3.500%	6/23/24	11,475	11,528
Huntington Bancshares Inc.	2.600%	8/2/18	1,100	1,110
Huntington Bancshares Inc.	7.000%	12/15/20	6,800	7,684
Huntington Bancshares Inc.	3.150%	3/14/21	5,600	5,676
Huntington Bancshares Inc.	2.300%	1/14/22	1,500	1,452
Huntington National Bank	1.375%	4/24/17	8,450	8,450
Huntington National Bank	2.000%	6/30/18	4,250	4,254
Huntington National Bank	2.200%	11/6/18	5,500	5,514
Huntington National Bank	2.200%	4/1/19	425	425
Huntington National Bank	2.400%	4/1/20	3,600	3,581
Huntington National Bank	2.875%	8/20/20	4,000	4,041
Intesa Sanpaolo SPA	3.875%	1/16/18	4,775	4,842
Intesa Sanpaolo SPA	3.875%	1/15/19	14,120	14,372
Intesa Sanpaolo SPA	5.250%	1/12/24	5,975	6,246
JPMorgan Chase & Co.	6.125%	6/27/17	3,275	3,345
JPMorgan Chase & Co.	6.000%	1/15/18	25,022	26,102
JPMorgan Chase & Co.	1.800%	1/25/18	2,450	2,453
JPMorgan Chase & Co.	1.700%	3/1/18	15,545	15,542
JPMorgan Chase & Co.	1.625%	5/15/18	16,220	16,194
JPMorgan Chase & Co.	2.350%	1/28/19	6,450	6,499
JPMorgan Chase & Co.	1.850%	3/22/19	7,245	7,220

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	6.300%	4/23/19	15,110	16,480
JPMorgan Chase & Co.	2.200%	10/22/19	2,300	2,309
JPMorgan Chase & Co.	2.250%	1/23/20	31,665	31,587
JPMorgan Chase & Co.	4.950%	3/25/20	1,040	1,120
JPMorgan Chase & Co.	2.750%	6/23/20	28,845	29,069
JPMorgan Chase & Co.	4.400%	7/22/20	8,795	9,336
JPMorgan Chase & Co.	4.250%	10/15/20	16,350	17,263
JPMorgan Chase & Co.	2.550%	10/29/20	5,750	5,757
JPMorgan Chase & Co.	2.550%	3/1/21	12,000	11,932
JPMorgan Chase & Co.	4.625%	5/10/21	1,140	1,226
JPMorgan Chase & Co.	2.400%	6/7/21	6,000	5,939
JPMorgan Chase & Co.	2.295%	8/15/21	13,250	12,994
JPMorgan Chase & Co.	4.350%	8/15/21	15,765	16,805
JPMorgan Chase & Co.	4.500%	1/24/22	24,750	26,630
JPMorgan Chase & Co.	3.250%	9/23/22	24,350	24,610
JPMorgan Chase & Co.	2.972%	1/15/23	30,000	29,864
JPMorgan Chase & Co.	3.200%	1/25/23	17,325	17,458
JPMorgan Chase & Co.	3.375%	5/1/23	9,300	9,266
JPMorgan Chase & Co.	2.700%	5/18/23	9,550	9,301
JPMorgan Chase & Co.	3.875%	2/1/24	28,025	29,016
JPMorgan Chase & Co.	3.625%	5/13/24	9,575	9,701
JPMorgan Chase & Co.	3.875%	9/10/24	19,875	20,052
JPMorgan Chase & Co.	3.125%	1/23/25	18,895	18,402
JPMorgan Chase & Co.	3.900%	7/15/25	23,500	24,153
JPMorgan Chase & Co.	3.300%	4/1/26	31,750	31,153
JPMorgan Chase & Co.	3.200%	6/15/26	16,000	15,554
JPMorgan Chase & Co.	2.950%	10/1/26	40,425	38,538
JPMorgan Chase & Co.	4.125%	12/15/26	16,800	17,081
JPMorgan Chase & Co.	4.250%	10/1/27	10,000	10,234
JPMorgan Chase & Co.	3.625%	12/1/27	10,000	9,662
JPMorgan Chase & Co.	6.400%	5/15/38	14,865	19,219
JPMorgan Chase & Co.	5.500%	10/15/40	7,865	9,233
JPMorgan Chase & Co.	5.600%	7/15/41	6,300	7,543
JPMorgan Chase & Co.	5.400%	1/6/42	3,125	3,658
JPMorgan Chase & Co.	5.625%	8/16/43	8,560	9,824
JPMorgan Chase & Co.	4.950%	6/1/45	4,650	4,959
JPMorgan Chase Bank NA	1.450%	9/21/18	1,300	1,295
JPMorgan Chase Bank NA	1.650%	9/23/19	9,000	8,910
KeyBank NA	1.650%	2/1/18	11,150	11,146
KeyBank NA	1.700%	6/1/18	2,050	2,050
KeyBank NA	2.350%	3/8/19	8,650	8,706
KeyBank NA	2.500%	12/15/19	2,000	2,019
KeyBank NA	2.250%	3/16/20	2,000	1,989
KeyBank NA	2.500%	11/22/21	2,500	2,484
KeyBank NA	3.300%	6/1/25	1,125	1,116
KeyBank NA	3.400%	5/20/26	2,000	1,939
KeyCorp	2.300%	12/13/18	3,025	3,042
KeyCorp	5.100%	3/24/21	8,490	9,257
Lloyds Bank plc	4.200%	3/28/17	4,950	4,982
Lloyds Bank plc	2.300%	11/27/18	13,850	13,923
Lloyds Bank plc	2.050%	1/22/19	525	523
Lloyds Bank plc	6.375%	1/21/21	5,500	6,267
Lloyds Banking Group plc	4.500%	11/4/24	3,300	3,343
Lloyds Banking Group plc	4.582%	12/10/25	29,846	30,024
Lloyds Banking Group plc	4.650%	3/24/26	3,750	3,789
Lloyds Banking Group plc	5.300%	12/1/45	1,100	1,131

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Manufacturers & Traders Trust Co.	2.300%	1/30/19	11,000	11,050
Manufacturers & Traders Trust Co.	2.250%	7/25/19	11,000	11,090
Manufacturers & Traders Trust Co.	2.100%	2/6/20	3,200	3,182
Manufacturers & Traders Trust Co.	2.900%	2/6/25	5,295	5,153
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	21,300	21,316
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	17,000	16,481
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	1,700	1,635
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	16,550	16,948
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	4,500	4,220
Morgan Stanley	5.950%	12/28/17	11,865	12,350
Morgan Stanley	1.875%	1/5/18	8,250	8,263
Morgan Stanley	6.625%	4/1/18	11,865	12,532
Morgan Stanley	2.125%	4/25/18	27,475	27,584
Morgan Stanley	2.200%	12/7/18	1,900	1,907
Morgan Stanley	2.500%	1/24/19	28,575	28,796
Morgan Stanley	7.300%	5/13/19	26,585	29,620
Morgan Stanley	2.375%	7/23/19	28,700	28,780
Morgan Stanley	5.625%	9/23/19	11,455	12,395
Morgan Stanley	5.500%	1/26/20	15,250	16,531
Morgan Stanley	2.650%	1/27/20	11,774	11,824
Morgan Stanley	2.800%	6/16/20	12,450	12,522
Morgan Stanley	5.500%	7/24/20	4,385	4,787
Morgan Stanley	5.750%	1/25/21	12,940	14,329
Morgan Stanley	2.500%	4/21/21	15,800	15,613
Morgan Stanley	5.500%	7/28/21	3,175	3,518
Morgan Stanley	2.625%	11/17/21	30,310	29,860
Morgan Stanley	4.875%	11/1/22	12,050	12,906
Morgan Stanley	3.750%	2/25/23	21,225	21,728
Morgan Stanley	4.100%	5/22/23	19,975	20,482
Morgan Stanley	3.875%	4/29/24	19,590	20,035
Morgan Stanley	3.700%	10/23/24	25,852	26,113
Morgan Stanley	4.000%	7/23/25	37,525	38,288
Morgan Stanley	5.000%	11/24/25	13,250	14,140
Morgan Stanley	3.875%	1/27/26	27,025	27,220
Morgan Stanley	3.125%	7/27/26	29,950	28,411
Morgan Stanley	6.250%	8/9/26	9,650	11,510
Morgan Stanley	4.350%	9/8/26	18,770	19,126
Morgan Stanley	3.950%	4/23/27	7,155	7,071
Morgan Stanley	7.250%	4/1/32	6,925	9,358
Morgan Stanley	6.375%	7/24/42	14,675	18,745
Morgan Stanley	4.300%	1/27/45	15,375	15,222
MUFG Americas Holdings Corp.	1.625%	2/9/18	4,950	4,931
MUFG Americas Holdings Corp.	2.250%	2/10/20	6,600	6,525
MUFG Americas Holdings Corp.	3.500%	6/18/22	5,400	5,515
MUFG Americas Holdings Corp.	3.000%	2/10/25	4,350	4,177
MUFG Union Bank NA	2.625%	9/26/18	13,800	13,951
MUFG Union Bank NA	2.250%	5/6/19	2,375	2,379
Murray Street Investment Trust I	4.647%	3/9/17	6,300	6,338
National Australia Bank Ltd.	2.750%	3/9/17	6,165	6,182
National Australia Bank Ltd.	2.300%	7/25/18	3,225	3,250
National Australia Bank Ltd.	2.000%	1/14/19	3,000	3,001
National Australia Bank Ltd.	1.375%	7/12/19	5,500	5,400
National Australia Bank Ltd.	2.625%	7/23/20	3,245	3,251
National Australia Bank Ltd.	2.625%	1/14/21	4,000	3,993
National Australia Bank Ltd.	1.875%	7/12/21	5,500	5,317
National Australia Bank Ltd.	3.000%	1/20/23	3,450	3,433

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
National Australia Bank Ltd.	3.375%	1/14/26	600	598
National Australia Bank Ltd.	2.500%	7/12/26	12,175	11,253
National Bank of Canada	1.450%	11/7/17	2,200	2,199
National City Corp.	6.875%	5/15/19	4,215	4,617
Northern Trust Co.	6.500%	8/15/18	425	456
Northern Trust Corp.	3.450%	11/4/20	2,950	3,079
Northern Trust Corp.	2.375%	8/2/22	6,050	5,960
Northern Trust Corp.	3.950%	10/30/25	8,750	9,168
People s United Bank NA	4.000%	7/15/24	3,000	2,952
People s United Financial Inc.	3.650%	12/6/22	2,895	2,900
PNC Bank NA	6.000%	12/7/17	1,950	2,026
PNC Bank NA	1.500%	2/23/18	8,925	8,918
PNC Bank NA	1.600%	6/1/18	5,650	5,639
PNC Bank NA	1.850%	7/20/18	3,000	3,006
PNC Bank NA	1.800%	11/5/18	8,500	8,508
PNC Bank NA	1.700%	12/7/18	3,700	3,693
PNC Bank NA	2.200%	1/28/19	6,475	6,503
PNC Bank NA	1.950%	3/4/19	2,500	2,503
PNC Bank NA	2.250%	7/2/19	8,550	8,601
PNC Bank NA	1.450%	7/29/19	4,300	4,238
PNC Bank NA	2.400%	10/18/19	6,700	6,761
PNC Bank NA	2.300%	6/1/20	5,250	5,244
PNC Bank NA	2.600%	7/21/20	2,000	2,014
PNC Bank NA	2.450%	11/5/20	6,550	6,558
PNC Bank NA	2.150%	4/29/21	15,000	14,784
PNC Bank NA	2.550%	12/9/21	3,700	3,694
PNC Bank NA	2.700%	11/1/22	6,251	6,137
PNC Bank NA	2.950%	1/30/23	4,500	4,463
PNC Bank NA	3.300%	10/30/24	4,950	4,977
PNC Bank NA	2.950%	2/23/25	6,750	6,602
PNC Bank NA	3.250%	6/1/25	3,450	3,440
PNC Bank NA	4.200%	11/1/25	4,400	4,652
PNC Financial Services Group Inc.	2.854%	11/9/22	2,875	2,852
PNC Financial Services Group Inc.	3.900%	4/29/24	15,500	15,806
PNC Funding Corp.	6.700%	6/10/19	6,475	7,188
PNC Funding Corp.	5.125%	2/8/20	5,700	6,168
PNC Funding Corp.	4.375%	8/11/20	7,575	8,046
PNC Funding Corp.	3.300%	3/8/22	3,090	3,174
Regions Bank	7.500%	5/15/18	987	1,059
Regions Bank	6.450%	6/26/37	1,079	1,195
Regions Financial Corp.	3.200%	2/8/21	1,750	1,777
Regions Financial Corp.	7.375%	12/10/37	7,000	8,558
Royal Bank of Canada	1.250%	6/16/17	5,700	5,699
Royal Bank of Canada	1.500%	1/16/18	7,000	7,017
Royal Bank of Canada	2.200%	7/27/18	11,875	11,958
Royal Bank of Canada	1.800%	7/30/18	9,520	9,552
Royal Bank of Canada	2.000%	12/10/18	5,700	5,714
Royal Bank of Canada	1.625%	4/15/19	7,250	7,199
Royal Bank of Canada	1.500%	7/29/19	7,575	7,474
Royal Bank of Canada	2.350%	10/30/20	15,500	15,471
Royal Bank of Canada	2.500%	1/19/21	5,000	5,002
Royal Bank of Canada	4.650%	1/27/26	6,200	6,591
Royal Bank of Scotland Group plc	3.875%	9/12/23	23,200	22,253
Royal Bank of Scotland Group plc	4.800%	4/5/26	1,000	996
Santander Bank NA	2.000%	1/12/18	2,950	2,943
Santander Bank NA	8.750%	5/30/18	425	458

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Santander Holdings USA Inc.	3.450%	8/27/18	5,325	5,393
Santander Holdings USA Inc.	2.700%	5/24/19	13,440	13,430
Santander Holdings USA Inc.	2.650%	4/17/20	950	935
Santander Holdings USA Inc.	4.500%	7/17/25	3,425	3,396
Santander Issuances SAU	5.179%	11/19/25	14,700	14,792
Santander UK Group Holdings plc	2.875%	10/16/20	9,465	9,376
Santander UK Group Holdings plc	3.125%	1/8/21	8,300	8,286
Santander UK Group Holdings plc	2.875%	8/5/21	7,575	7,490
Santander UK plc	3.050%	8/23/18	5,700	5,787
Santander UK plc	2.500%	3/14/19	23,875	23,975
Santander UK plc	2.350%	9/10/19	6,200	6,203
Santander UK plc	2.375%	3/16/20	4,810	4,765
Santander UK plc	4.000%	3/13/24	5,000	5,190
Skandinaviska Enskilda Banken AB	2.625%	3/15/21	8,500	8,495
Skandinaviska Enskilda Banken AB	1.875%	9/13/21	20,800	20,084
Societe Generale SA	2.625%	10/1/18	11,750	11,886
State Street Bank & Trust Co.	5.250%	10/15/18	2,579	2,729
State Street Corp.	4.956%	3/15/18	868	892
State Street Corp.	1.350%	5/15/18	350	349
State Street Corp.	2.550%	8/18/20	300	303
State Street Corp.	4.375%	3/7/21	1,385	1,491
State Street Corp.	1.950%	5/19/21	4,575	4,471
State Street Corp.	3.100%	5/15/23	11,125	11,138
State Street Corp.	3.300%	12/16/24	2,500	2,521
State Street Corp.	3.550%	8/18/25	11,086	11,292
State Street Corp.	2.650%	5/19/26	4,550	4,317
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	2,750	2,740
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	7,025	7,080
Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	5,250	5,245
Sumitomo Mitsui Banking Corp.	1.762%	10/19/18	2,900	2,887
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	4,025	4,047
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	5,500	5,496
Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	840	837
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	2,500	2,474
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	1,775	1,787
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	550	544
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	5,350	5,585
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	6,125	6,380
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	2,650	2,668
Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	2,500	2,542
Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	9,470	9,501
Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	6,850	6,624
Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	9,000	8,844
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	9,500	9,695
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	27,500	25,454
Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	2,425	2,314
SunTrust Bank	7.250%	3/15/18	1,200	1,273
SunTrust Bank	2.750%	5/1/23	2,150	2,087
SunTrust Bank	3.300%	5/15/26	3,000	2,894
SunTrust Banks Inc.	2.350%	11/1/18	6,575	6,627
SunTrust Banks Inc.	2.500%	5/1/19	2,700	2,723
SunTrust Banks Inc.	2.900%	3/3/21	2,725	2,755
SunTrust Banks Inc.	2.700%	1/27/22	10,025	10,022
SVB Financial Group	3.500%	1/29/25	2,100	2,017
Svenska Handelsbanken AB	1.625%	3/21/18	10,975	10,963
Svenska Handelsbanken AB	2.500%	1/25/19	6,250	6,315

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Svenska Handelsbanken AB	2.250%	6/17/19	7,300	7,322
Svenska Handelsbanken AB	1.500%	9/6/19	15,000	14,744
Svenska Handelsbanken AB	2.400%	10/1/20	6,350	6,314
Svenska Handelsbanken AB	2.450%	3/30/21	5,750	5,704
Svenska Handelsbanken AB	1.875%	9/7/21	4,775	4,625
Synchrony Financial	2.600%	1/15/19	5,700	5,724
Synchrony Financial	3.000%	8/15/19	5,050	5,113
Synchrony Financial	2.700%	2/3/20	3,025	3,015
Synchrony Financial	3.750%	8/15/21	3,500	3,596
Synchrony Financial	4.250%	8/15/24	18,200	18,520
Synchrony Financial	4.500%	7/23/25	8,350	8,558
Synchrony Financial	3.700%	8/4/26	7,900	7,591
Toronto-Dominion Bank	1.625%	3/13/18	8,300	8,310
Toronto-Dominion Bank	1.400%	4/30/18	11,129	11,108
Toronto-Dominion Bank	1.750%	7/23/18	21,150	21,161
Toronto-Dominion Bank	2.625%	9/10/18	10,000	10,148
Toronto-Dominion Bank	2.125%	7/2/19	4,600	4,611
Toronto-Dominion Bank	1.450%	8/13/19	6,000	5,911
Toronto-Dominion Bank	2.250%	11/5/19	13,000	13,062
Toronto-Dominion Bank	2.500%	12/14/20	5,000	5,015
Toronto-Dominion Bank	2.125%	4/7/21	17,925	17,640
Toronto-Dominion Bank	1.800%	7/13/21	6,000	5,811
UBS AG	1.375%	6/1/17	7,350	7,352
UBS AG	1.800%	3/26/18	5,000	5,000
UBS AG	5.750%	4/25/18	3,265	3,427
UBS AG	2.375%	8/14/19	12,162	12,212
UBS AG	2.350%	3/26/20	1,925	1,916
UBS AG	4.875%	8/4/20	875	944
US Bancorp	1.950%	11/15/18	3,725	3,742
US Bancorp	2.200%	4/25/19	8,395	8,466
US Bancorp	2.350%	1/29/21	3,675	3,673
US Bancorp	4.125%	5/24/21	2,515	2,694
US Bancorp	3.000%	3/15/22	4,225	4,293
US Bancorp	2.950%	7/15/22	11,275	11,307
US Bancorp	3.700%	1/30/24	11,050	11,461
US Bancorp	3.100%	4/27/26	3,950	3,835
US Bancorp	2.375%	7/22/26	15,500	14,310
US Bank NA	1.350%	1/26/18	3,400	3,396
US Bank NA	1.450%	1/29/18	6,000	5,993
US Bank NA	1.400%	4/26/19	12,000	11,878
US Bank NA	2.125%	10/28/19	9,800	9,830
US Bank NA	2.800%	1/27/25	7,500	7,294
Wachovia Bank NA	5.850%	2/1/37	11,025	12,863
Wachovia Corp.	5.750%	2/1/18	15,365	16,011
Wachovia Corp.	6.605%	10/1/25	825	952
Wachovia Corp.	7.500%	4/15/35	500	644
Wachovia Corp.	5.500%	8/1/35	1,775	1,961
Wachovia Corp.	6.550%	10/15/35	250	301
Wells Fargo & Co.	1.500%	1/16/18	6,300	6,292
Wells Fargo & Co.	2.150%	1/15/19	9,250	9,316
Wells Fargo & Co.	2.150%	1/30/20	9,625	9,576
Wells Fargo & Co.	2.600%	7/22/20	32,075	32,254
Wells Fargo & Co.	2.550%	12/7/20	10,375	10,362
Wells Fargo & Co.	3.000%	1/22/21	8,750	8,869
Wells Fargo & Co.	2.500%	3/4/21	23,200	22,996
Wells Fargo & Co.	4.600%	4/1/21	15,140	16,257

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Wells Fargo & Co.	2.100%	7/26/21	47,000	45,671
Wells Fargo & Co.	3.500%	3/8/22	21,675	22,270
Wells Fargo & Co.	3.450%	2/13/23	14,375	14,462
Wells Fargo & Co.	4.125%	8/15/23	18,350	18,967
Wells Fargo & Co.	4.480%	1/16/24	10,000	10,517
Wells Fargo & Co.	3.300%	9/9/24	9,250	9,163
Wells Fargo & Co.	3.000%	2/19/25	5,075	4,862
Wells Fargo & Co.	3.550%	9/29/25	15,000	14,910
Wells Fargo & Co.	3.000%	4/22/26	13,325	12,627
Wells Fargo & Co.	4.100%	6/3/26	25,650	25,970
Wells Fargo & Co.	3.000%	10/23/26	15,175	14,404
Wells Fargo & Co.	4.300%	7/22/27	6,700	6,883
Wells Fargo & Co.	5.375%	2/7/35	3,825	4,322
Wells Fargo & Co.	5.375%	11/2/43	13,304	14,661
Wells Fargo & Co.	5.606%	1/15/44	7,500	8,432
Wells Fargo & Co.	4.650%	11/4/44	24,520	24,136
Wells Fargo & Co.	3.900%	5/1/45	20,555	19,242
Wells Fargo & Co.	4.900%	11/17/45	11,025	11,245
Wells Fargo & Co.	4.400%	6/14/46	8,950	8,522
Wells Fargo & Co.	4.750%	12/7/46	9,000	9,084
Wells Fargo Bank NA	1.650%	1/22/18	7,700	7,700
Wells Fargo Bank NA	1.800%	11/28/18	8,000	7,989
Wells Fargo Bank NA	1.750%	5/24/19	10,950	10,888
Wells Fargo Bank NA	2.150%	12/6/19	30,000	29,863
Wells Fargo Bank NA	5.950%	8/26/36	2,700	3,156
Wells Fargo Bank NA	6.600%	1/15/38	9,695	12,395
5 Wells Fargo Capital X	5.950%	12/1/86	3,500	3,640
Westpac Banking Corp.	1.600%	1/12/18	4,210	4,206
Westpac Banking Corp.	2.250%	7/30/18	8,325	8,380
Westpac Banking Corp.	1.950%	11/23/18	5,000	5,008
Westpac Banking Corp.	2.250%	1/17/19	14,300	14,359
Westpac Banking Corp.	1.650%	5/13/19	6,000	5,942
Westpac Banking Corp.	1.600%	8/19/19	6,350	6,274
Westpac Banking Corp.	4.875%	11/19/19	9,420	10,095
Westpac Banking Corp.	2.600%	11/23/20	16,000	16,011
Westpac Banking Corp.	2.100%	5/13/21	25,000	24,427
Westpac Banking Corp.	2.000%	8/19/21	9,050	8,768
Westpac Banking Corp.	2.850%	5/13/26	32,475	31,028
Westpac Banking Corp.	2.700%	8/19/26	6,050	5,705
5 Westpac Banking Corp.	4.322%	11/23/31	14,500	14,488

Brokerage (0.2%)
Affiliated Managers Group Inc.	4.250%	2/15/24	2,800	2,820
Affiliated Managers Group Inc.	3.500%	8/1/25	4,600	4,377
Ameriprise Financial Inc.	4.000%	10/15/23	2,950	3,076
Ameriprise Financial Inc.	3.700%	10/15/24	4,500	4,591
Ameriprise Financial Inc.	2.875%	9/15/26	6,125	5,827
Apollo Investment Corp.	5.250%	3/3/25	600	588
BGC Partners Inc.	5.375%	12/9/19	500	520
BGC Partners Inc.	5.125%	5/27/21	1,200	1,218
BlackRock Inc.	4.250%	5/24/21	5,775	6,221
BlackRock Inc.	3.375%	6/1/22	8,750	9,039
BlackRock Inc.	3.500%	3/18/24	7,650	7,881
Brookfield Asset Management Inc.	4.000%	1/15/25	4,725	4,595
Brookfield Asset Management Inc.	7.375%	3/1/33	1,500	1,778
Brookfield Finance Inc.	4.250%	6/2/26	1,015	1,010

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Charles Schwab Corp.	4.450%	7/22/20	775	831
Charles Schwab Corp.	3.225%	9/1/22	4,464	4,529
Charles Schwab Corp.	3.450%	2/13/26	4,225	4,271
CME Group Inc.	3.000%	9/15/22	5,800	5,927
CME Group Inc.	3.000%	3/15/25	750	745
CME Group Inc.	5.300%	9/15/43	5,985	6,917
E*TRADE Financial Corp.	5.375%	11/15/22	3,100	3,282
E*TRADE Financial Corp.	4.625%	9/15/23	2,525	2,575
Eaton Vance Corp.	3.625%	6/15/23	1,875	1,899
8 FMR LLC	7.490%	6/15/19	200	223
Franklin Resources Inc.	2.800%	9/15/22	4,875	4,894
Franklin Resources Inc.	2.850%	3/30/25	3,000	2,910
Intercontinental Exchange Inc.	2.500%	10/15/18	625	633
Intercontinental Exchange Inc.	2.750%	12/1/20	4,525	4,571
Intercontinental Exchange Inc.	4.000%	10/15/23	9,975	10,420
Intercontinental Exchange Inc.	3.750%	12/1/25	7,240	7,388
Invesco Finance plc	3.125%	11/30/22	17,725	17,844
Invesco Finance plc	4.000%	1/30/24	6,425	6,674
Invesco Finance plc	3.750%	1/15/26	10	10
Invesco Finance plc	5.375%	11/30/43	6,025	6,542
Janus Capital Group Inc.	4.875%	8/1/25	2,400	2,453
Jefferies Group LLC	5.125%	4/13/18	4,125	4,259
Jefferies Group LLC	8.500%	7/15/19	3,000	3,408
Jefferies Group LLC	6.875%	4/15/21	5,045	5,743
Jefferies Group LLC	5.125%	1/20/23	2,775	2,867
Jefferies Group LLC	6.450%	6/8/27	1,235	1,356
Jefferies Group LLC	6.250%	1/15/36	1,805	1,829
Jefferies Group LLC	6.500%	1/20/43	2,850	2,933
Lazard Group LLC	4.250%	11/14/20	425	445
Lazard Group LLC	3.750%	2/13/25	100	98
Lazard Group LLC	3.625%	3/1/27	4,500	4,281
Legg Mason Inc.	2.700%	7/15/19	1,450	1,459
Legg Mason Inc.	3.950%	7/15/24	400	402
Legg Mason Inc.	4.750%	3/15/26	1,500	1,542
Legg Mason Inc.	5.625%	1/15/44	4,875	4,771
Leucadia National Corp.	5.500%	10/18/23	8,050	8,501
Leucadia National Corp.	6.625%	10/23/43	825	810
Nasdaq Inc.	5.550%	1/15/20	4,400	4,747
Nasdaq Inc.	4.250%	6/1/24	1,500	1,532
Nasdaq Inc.	3.850%	6/30/26	3,200	3,167
Nomura Holdings Inc.	2.750%	3/19/19	19,425	19,607
OM Asset Management plc	4.800%	7/27/26	2,900	2,746
Raymond James Financial Inc.	8.600%	8/15/19	1,325	1,521
Raymond James Financial Inc.	4.950%	7/15/46	1,925	1,816
Stifel Financial Corp.	3.500%	12/1/20	1,500	1,504
Stifel Financial Corp.	4.250%	7/18/24	5,275	5,221
TD Ameritrade Holding Corp.	2.950%	4/1/22	6,700	6,757
TD Ameritrade Holding Corp.	3.625%	4/1/25	1,600	1,622

Finance Companies (0.3%)
AerCap Ireland Capital Ltd. / AerCap Global
Aviation Trust	3.750%	5/15/19	7,382	7,520
AerCap Ireland Capital Ltd. / AerCap Global
Aviation Trust	4.250%	7/1/20	9,780	10,073
AerCap Ireland Capital Ltd. / AerCap Global
Aviation Trust	4.625%	10/30/20	6,137	6,398

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
AerCap Ireland Capital Ltd. / AerCap Global
Aviation Trust	4.500%	5/15/21	6,685	6,902
AerCap Ireland Capital Ltd. / AerCap Global
Aviation Trust	5.000%	10/1/21	8,695	9,217
AerCap Ireland Capital Ltd. / AerCap Global
Aviation Trust	3.950%	2/1/22	8,400	8,484
AerCap Ireland Capital Ltd. / AerCap Global
Aviation Trust	4.625%	7/1/22	5,000	5,150
Air Lease Corp.	2.125%	1/15/18	3,750	3,750
Air Lease Corp.	3.375%	1/15/19	5,700	5,786
Air Lease Corp.	4.750%	3/1/20	4,000	4,230
Air Lease Corp.	3.875%	4/1/21	9,743	10,047
Air Lease Corp.	3.375%	6/1/21	1,625	1,641
Air Lease Corp.	3.750%	2/1/22	5,625	5,773
Air Lease Corp.	4.250%	9/15/24	600	610
Ares Capital Corp.	4.875%	11/30/18	7,000	7,249
FS Investment Corp.	4.000%	7/15/19	2,225	2,228
FS Investment Corp.	4.250%	1/15/20	1,000	1,004
FS Investment Corp.	4.750%	5/15/22	1,500	1,486
GATX Corp.	2.375%	7/30/18	7,000	7,030
GATX Corp.	2.500%	7/30/19	300	300
GATX Corp.	2.600%	3/30/20	2,250	2,226
GATX Corp.	4.750%	6/15/22	1,550	1,659
GATX Corp.	3.250%	3/30/25	2,175	2,087
GATX Corp.	3.250%	9/15/26	3,700	3,499
GATX Corp.	5.200%	3/15/44	325	321
GATX Corp.	4.500%	3/30/45	1,325	1,196
GE Capital International Funding Co.	2.342%	11/15/20	62,964	62,888
GE Capital International Funding Co.	3.373%	11/15/25	19,043	19,295
GE Capital International Funding Co.	4.418%	11/15/35	64,270	67,265
HSBC Finance Corp.	6.676%	1/15/21	28,865	32,426
International Lease Finance Corp.	3.875%	4/15/18	3,740	3,810
8 International Lease Finance Corp.	7.125%	9/1/18	13,565	14,633
International Lease Finance Corp.	5.875%	4/1/19	4,487	4,773
International Lease Finance Corp.	6.250%	5/15/19	5,648	6,058
International Lease Finance Corp.	8.250%	12/15/20	9,677	11,274
International Lease Finance Corp.	4.625%	4/15/21	3,310	3,430
International Lease Finance Corp.	8.625%	1/15/22	4,245	5,099
International Lease Finance Corp.	5.875%	8/15/22	6,487	7,030
Prospect Capital Corp.	5.000%	7/15/19	2,150	2,164
Prospect Capital Corp.	5.875%	3/15/23	550	555

Insurance (1.3%)
ACE Capital Trust II	9.700%	4/1/30	1,025	1,505
AEGON Funding Co. LLC	5.750%	12/15/20	4,641	5,121
Aetna Inc.	1.500%	11/15/17	1,100	1,102
Aetna Inc.	1.700%	6/7/18	10,000	9,990
Aetna Inc.	2.200%	3/15/19	2,375	2,384
Aetna Inc.	1.900%	6/7/19	10,500	10,475
Aetna Inc.	3.950%	9/1/20	5,525	5,788
Aetna Inc.	4.125%	6/1/21	1,680	1,777
Aetna Inc.	2.400%	6/15/21	7,785	7,728
Aetna Inc.	2.750%	11/15/22	13,910	13,640
Aetna Inc.	2.800%	6/15/23	5,600	5,507
Aetna Inc.	3.500%	11/15/24	3,500	3,548
Aetna Inc.	3.200%	6/15/26	20,925	20,673

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Aetna Inc.	4.250%	6/15/36	6,610	6,617
Aetna Inc.	6.625%	6/15/36	4,300	5,442
Aetna Inc.	6.750%	12/15/37	3,000	3,880
Aetna Inc.	4.500%	5/15/42	4,600	4,537
Aetna Inc.	4.125%	11/15/42	1,425	1,350
Aetna Inc.	4.750%	3/15/44	400	420
Aetna Inc.	4.375%	6/15/46	15,370	15,353
Aflac Inc.	2.400%	3/16/20	2,900	2,913
Aflac Inc.	3.625%	6/15/23	8,700	8,991
Aflac Inc.	2.875%	10/15/26	7,550	7,210
Aflac Inc.	6.450%	8/15/40	483	633
Aflac Inc.	4.000%	10/15/46	1,200	1,143
Alleghany Corp.	4.950%	6/27/22	3,000	3,250
Alleghany Corp.	4.900%	9/15/44	4,575	4,406
Allied World Assurance Co. Holdings Ltd.	5.500%	11/15/20	1,180	1,277
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	12,400	12,365
Allstate Corp.	3.150%	6/15/23	2,500	2,534
Allstate Corp.	3.280%	12/15/26	4,000	4,007
Allstate Corp.	5.350%	6/1/33	2,100	2,405
Allstate Corp.	5.550%	5/9/35	495	582
Allstate Corp.	5.950%	4/1/36	525	639
Allstate Corp.	4.500%	6/15/43	1,675	1,776
Allstate Corp.	4.200%	12/15/46	6,600	6,734
5 Allstate Corp.	5.750%	8/15/53	450	466
5 Allstate Corp.	6.500%	5/15/67	2,575	2,919
Alterra Finance LLC	6.250%	9/30/20	745	829
American Financial Group Inc.	9.875%	6/15/19	1,410	1,652
American Financial Group Inc.	3.500%	8/15/26	2,700	2,595
American International Group Inc.	5.850%	1/16/18	6,225	6,490
American International Group Inc.	2.300%	7/16/19	7,625	7,660
American International Group Inc.	3.375%	8/15/20	2,650	2,724
American International Group Inc.	6.400%	12/15/20	15,675	17,835
American International Group Inc.	3.300%	3/1/21	2,700	2,764
American International Group Inc.	4.875%	6/1/22	10,600	11,533
American International Group Inc.	4.125%	2/15/24	3,605	3,739
American International Group Inc.	3.750%	7/10/25	2,960	2,973
American International Group Inc.	3.900%	4/1/26	11,000	11,162
American International Group Inc.	3.875%	1/15/35	8,925	8,344
American International Group Inc.	4.700%	7/10/35	4,110	4,227
American International Group Inc.	6.250%	5/1/36	17,755	21,093
American International Group Inc.	4.500%	7/16/44	2,700	2,666
American International Group Inc.	4.375%	1/15/55	8,085	7,393
5 American International Group Inc.	8.175%	5/15/68	1,900	2,399
Anthem Inc.	1.875%	1/15/18	420	420
Anthem Inc.	7.000%	2/15/19	5	5
Anthem Inc.	4.350%	8/15/20	6,250	6,588
Anthem Inc.	3.700%	8/15/21	4,780	4,941
Anthem Inc.	3.125%	5/15/22	3,470	3,455
Anthem Inc.	3.300%	1/15/23	11,621	11,590
Anthem Inc.	3.500%	8/15/24	11,182	11,108
Anthem Inc.	5.950%	12/15/34	5,170	5,892
Anthem Inc.	5.850%	1/15/36	2,450	2,748
Anthem Inc.	6.375%	6/15/37	3,540	4,250
Anthem Inc.	4.625%	5/15/42	7,900	7,915
Anthem Inc.	4.650%	1/15/43	6,100	6,117
Anthem Inc.	5.100%	1/15/44	3,855	4,101

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Anthem Inc.	4.650%	8/15/44	1,312	1,326
Anthem Inc.	4.850%	8/15/54	2,525	2,564
Aon Corp.	5.000%	9/30/20	4,170	4,474
Aon Corp.	6.250%	9/30/40	2,125	2,565
Aon plc	2.800%	3/15/21	8,355	8,345
Aon plc	4.000%	11/27/23	2,675	2,775
Aon plc	3.500%	6/14/24	4,150	4,155
Aon plc	3.875%	12/15/25	4,850	4,929
Aon plc	4.450%	5/24/43	1,350	1,297
Aon plc	4.600%	6/14/44	3,175	3,125
Aon plc	4.750%	5/15/45	1,850	1,867
Arch Capital Finance LLC	4.011%	12/15/26	2,450	2,482
Arch Capital Finance LLC	5.031%	12/15/46	3,025	3,164
Arch Capital Group Ltd.	7.350%	5/1/34	1,100	1,428
Arch Capital Group US Inc.	5.144%	11/1/43	5,825	6,142
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	4,050	4,403
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	9,450	9,684
Assurant Inc.	4.000%	3/15/23	6,975	7,017
Assurant Inc.	6.750%	2/15/34	4,325	5,199
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	175	185
AXA SA	8.600%	12/15/30	6,970	9,596
AXIS Specialty Finance LLC	5.875%	6/1/20	11,950	13,134
AXIS Specialty Finance plc	2.650%	4/1/19	625	630
AXIS Specialty Finance plc	5.150%	4/1/45	2,600	2,569
Berkshire Hathaway Finance Corp.	1.450%	3/7/18	4,400	4,403
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	13,645	14,431
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	9,750	9,828
Berkshire Hathaway Finance Corp.	1.700%	3/15/19	3,340	3,338
Berkshire Hathaway Finance Corp.	1.300%	8/15/19	6,000	5,924
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	12,650	12,926
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	10,145	10,872
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	2,925	2,977
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	155	190
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	2,250	2,355
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	5,900	6,058
Berkshire Hathaway Inc.	1.550%	2/9/18	225	225
Berkshire Hathaway Inc.	1.150%	8/15/18	9,000	8,954
Berkshire Hathaway Inc.	2.100%	8/14/19	7,075	7,136
Berkshire Hathaway Inc.	3.750%	8/15/21	2,260	2,396
Berkshire Hathaway Inc.	3.000%	2/11/23	2,400	2,419
Berkshire Hathaway Inc.	2.750%	3/15/23	13,190	13,141
Berkshire Hathaway Inc.	3.125%	3/15/26	24,500	24,296
Berkshire Hathaway Inc.	4.500%	2/11/43	6,540	6,955
Brown & Brown Inc.	4.200%	9/15/24	4,830	4,893
Chubb Corp.	5.750%	5/15/18	5,277	5,568
Chubb Corp.	6.000%	5/11/37	1,450	1,797
Chubb INA Holdings Inc.	5.800%	3/15/18	475	499
Chubb INA Holdings Inc.	5.900%	6/15/19	785	856
Chubb INA Holdings Inc.	2.300%	11/3/20	3,475	3,469
Chubb INA Holdings Inc.	2.875%	11/3/22	12,375	12,428
Chubb INA Holdings Inc.	2.700%	3/13/23	2,100	2,076
Chubb INA Holdings Inc.	3.350%	5/15/24	7,900	8,019
Chubb INA Holdings Inc.	3.150%	3/15/25	5,750	5,729
Chubb INA Holdings Inc.	3.350%	5/3/26	8,750	8,841
Chubb INA Holdings Inc.	6.700%	5/15/36	425	563
Chubb INA Holdings Inc.	4.150%	3/13/43	5,675	5,691

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Chubb INA Holdings Inc.	4.350%	11/3/45	6,661	7,009
Cigna Corp.	5.125%	6/15/20	375	403
Cigna Corp.	4.375%	12/15/20	200	212
Cigna Corp.	4.500%	3/15/21	1,090	1,157
Cigna Corp.	4.000%	2/15/22	3,560	3,703
Cigna Corp.	3.250%	4/15/25	15,025	14,567
Cigna Corp.	7.875%	5/15/27	450	590
Cigna Corp.	6.150%	11/15/36	7,254	8,405
Cigna Corp.	5.875%	3/15/41	1,640	1,870
Cigna Corp.	5.375%	2/15/42	1,300	1,436
Cincinnati Financial Corp.	6.920%	5/15/28	4,200	5,245
CNA Financial Corp.	7.350%	11/15/19	2,755	3,124
CNA Financial Corp.	5.875%	8/15/20	355	391
CNA Financial Corp.	5.750%	8/15/21	2,765	3,087
CNA Financial Corp.	3.950%	5/15/24	3,375	3,407
CNA Financial Corp.	4.500%	3/1/26	4,150	4,334
Coventry Health Care Inc.	5.450%	6/15/21	3,810	4,210
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,279	1,541
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	3,500	3,405
First American Financial Corp.	4.300%	2/1/23	1,025	1,009
First American Financial Corp.	4.600%	11/15/24	4,675	4,590
Hanover Insurance Group Inc.	4.500%	4/15/26	2,950	2,983
Hartford Financial Services Group Inc.	6.300%	3/15/18	1,584	1,661
Hartford Financial Services Group Inc.	6.000%	1/15/19	925	995
Hartford Financial Services Group Inc.	5.500%	3/30/20	4,100	4,478
Hartford Financial Services Group Inc.	5.125%	4/15/22	1,925	2,134
Hartford Financial Services Group Inc.	5.950%	10/15/36	300	344
Hartford Financial Services Group Inc.	6.625%	3/30/40	1,500	1,842
Hartford Financial Services Group Inc.	6.100%	10/1/41	2,150	2,524
Hartford Financial Services Group Inc.	6.625%	4/15/42	1,793	2,184
Horace Mann Educators Corp.	4.500%	12/1/25	1,000	990
Humana Inc.	6.300%	8/1/18	150	159
Humana Inc.	2.625%	10/1/19	1,525	1,537
Humana Inc.	3.150%	12/1/22	3,825	3,802
Humana Inc.	3.850%	10/1/24	7,000	7,136
Humana Inc.	8.150%	6/15/38	2,725	3,699
Humana Inc.	4.625%	12/1/42	2,175	2,078
Humana Inc.	4.950%	10/1/44	2,025	2,118
Infinity Property & Casualty Corp.	5.000%	9/19/22	1,550	1,579
Kemper Corp.	4.350%	2/15/25	7,150	7,058
Lincoln National Corp.	8.750%	7/1/19	162	186
Lincoln National Corp.	6.250%	2/15/20	4,795	5,293
Lincoln National Corp.	4.850%	6/24/21	12	13
Lincoln National Corp.	4.200%	3/15/22	4,825	5,100
Lincoln National Corp.	4.000%	9/1/23	2,000	2,083
Lincoln National Corp.	3.625%	12/12/26	3,000	2,989
Lincoln National Corp.	6.150%	4/7/36	226	263
Lincoln National Corp.	6.300%	10/9/37	1,550	1,812
Loews Corp.	2.625%	5/15/23	9,675	9,395
Loews Corp.	6.000%	2/1/35	425	505
Loews Corp.	4.125%	5/15/43	5,865	5,587
Manulife Financial Corp.	4.900%	9/17/20	4,875	5,241
Manulife Financial Corp.	4.150%	3/4/26	4,925	5,150
Manulife Financial Corp.	5.375%	3/4/46	5,850	6,695
Markel Corp.	4.900%	7/1/22	4,665	5,038
Markel Corp.	3.625%	3/30/23	2,175	2,178

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Markel Corp.	5.000%	3/30/43	575	581
Markel Corp.	5.000%	4/5/46	3,500	3,515
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	1,200	1,206
Marsh & McLennan Cos. Inc.	2.350%	3/6/20	5,600	5,562
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	2,265	2,462
Marsh & McLennan Cos. Inc.	3.300%	3/14/23	5,317	5,399
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	13,000	13,221
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	7,425	7,477
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	5,750	5,844
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	3,425	4,045
8 Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	450	674
8 Massachusetts Mutual Life Insurance Co.	4.500%	4/15/65	10	9
MetLife Inc.	6.817%	8/15/18	895	964
MetLife Inc.	7.717%	2/15/19	1,170	1,309
MetLife Inc.	4.750%	2/8/21	9,545	10,370
MetLife Inc.	3.048%	12/15/22	5,475	5,488
MetLife Inc.	3.600%	4/10/24	18,300	18,783
MetLife Inc.	3.000%	3/1/25	5,475	5,374
MetLife Inc.	3.600%	11/13/25	8,000	8,158
MetLife Inc.	6.500%	12/15/32	225	281
MetLife Inc.	6.375%	6/15/34	2,195	2,752
MetLife Inc.	5.700%	6/15/35	8,410	9,920
MetLife Inc.	5.875%	2/6/41	6,720	8,136
MetLife Inc.	4.125%	8/13/42	6,725	6,562
MetLife Inc.	4.875%	11/13/43	6,875	7,418
MetLife Inc.	4.721%	12/15/44	5,350	5,669
MetLife Inc.	4.050%	3/1/45	9,600	9,177
MetLife Inc.	4.600%	5/13/46	7,691	8,032
5 MetLife Inc.	6.400%	12/15/66	9,930	10,724
5 MetLife Inc.	10.750%	8/1/69	350	538
8 Metropolitan Life Global Funding I	2.000%	4/14/20	100	99
Montpelier Re Holdings Ltd.	4.700%	10/15/22	275	285
Munich Re America Corp.	7.450%	12/15/26	1,200	1,510
5 Nationwide Financial Services Inc.	6.750%	5/15/87	300	309
Old Republic International Corp.	4.875%	10/1/24	7,850	8,134
Old Republic International Corp.	3.875%	8/26/26	6,685	6,366
OneBeacon US Holdings Inc.	4.600%	11/9/22	6,250	6,226
PartnerRe Finance B LLC	5.500%	6/1/20	7,958	8,618
Principal Financial Group Inc.	3.400%	5/15/25	4,000	3,963
Principal Financial Group Inc.	3.100%	11/15/26	10,500	10,093
Principal Financial Group Inc.	4.350%	5/15/43	375	368
Principal Financial Group Inc.	4.300%	11/15/46	3,600	3,510
5 Principal Financial Group Inc.	4.700%	5/15/55	2,700	2,640
ProAssurance Corp.	5.300%	11/15/23	325	347
Progressive Corp.	3.750%	8/23/21	10,655	11,237
Progressive Corp.	2.450%	1/15/27	11,000	10,216
Progressive Corp.	6.625%	3/1/29	2,625	3,365
Progressive Corp.	4.350%	4/25/44	1,700	1,755
Protective Life Corp.	7.375%	10/15/19	900	1,019
Protective Life Corp.	8.450%	10/15/39	1,344	1,774
Prudential Financial Inc.	6.000%	12/1/17	958	995
Prudential Financial Inc.	2.300%	8/15/18	3,200	3,232
Prudential Financial Inc.	7.375%	6/15/19	795	894
Prudential Financial Inc.	2.350%	8/15/19	2,200	2,218
Prudential Financial Inc.	5.375%	6/21/20	3,695	4,039
Prudential Financial Inc.	4.500%	11/15/20	5,000	5,355

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Prudential Financial Inc.	4.500%	11/16/21	675	728
Prudential Financial Inc.	3.500%	5/15/24	3,175	3,237
Prudential Financial Inc.	5.750%	7/15/33	1,280	1,452
Prudential Financial Inc.	5.400%	6/13/35	2,875	3,204
Prudential Financial Inc.	5.900%	3/17/36	2,300	2,684
Prudential Financial Inc.	5.700%	12/14/36	7,720	8,907
Prudential Financial Inc.	6.625%	12/1/37	5,050	6,405
Prudential Financial Inc.	6.625%	6/21/40	10,625	13,457
Prudential Financial Inc.	6.200%	11/15/40	300	368
Prudential Financial Inc.	5.625%	5/12/41	1,345	1,547
5 Prudential Financial Inc.	5.875%	9/15/42	1,400	1,467
5 Prudential Financial Inc.	5.625%	6/15/43	8,775	9,093
Prudential Financial Inc.	5.100%	8/15/43	3,975	4,290
5 Prudential Financial Inc.	5.200%	3/15/44	3,350	3,321
Prudential Financial Inc.	4.600%	5/15/44	15,425	15,958
5 Prudential Financial Inc.	5.375%	5/15/45	1,650	1,683
5 Prudential Financial Inc.	8.875%	6/15/68	2,400	2,583
Reinsurance Group of America Inc.	5.000%	6/1/21	4,691	5,071
Reinsurance Group of America Inc.	4.700%	9/15/23	1,400	1,483
Reinsurance Group of America Inc.	3.950%	9/15/26	2,100	2,077
8 Reliance Standard Life Global Funding II	2.500%	1/15/20	500	495
StanCorp Financial Group Inc.	5.000%	8/15/22	4,400	4,618
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,175	2,669
Torchmark Corp.	9.250%	6/15/19	895	1,035
Transatlantic Holdings Inc.	8.000%	11/30/39	6,225	7,928
Travelers Cos. Inc.	5.800%	5/15/18	1,215	1,282
Travelers Cos. Inc.	5.900%	6/2/19	225	246
Travelers Cos. Inc.	3.900%	11/1/20	1,870	1,979
Travelers Cos. Inc.	6.750%	6/20/36	1,525	2,033
Travelers Cos. Inc.	6.250%	6/15/37	4,885	6,264
Travelers Cos. Inc.	5.350%	11/1/40	4,145	4,878
Travelers Cos. Inc.	4.600%	8/1/43	2,920	3,144
Travelers Cos. Inc.	4.300%	8/25/45	500	517
Travelers Cos. Inc.	3.750%	5/15/46	4,625	4,371
Trinity Acquisition plc	4.625%	8/15/23	500	516
Trinity Acquisition plc	6.125%	8/15/43	2,725	2,913
UnitedHealth Group Inc.	1.400%	10/15/17	2,450	2,453
UnitedHealth Group Inc.	6.000%	2/15/18	8,035	8,419
UnitedHealth Group Inc.	1.900%	7/16/18	7,250	7,277
UnitedHealth Group Inc.	1.625%	3/15/19	7,000	6,969
UnitedHealth Group Inc.	2.300%	12/15/19	2,450	2,470
UnitedHealth Group Inc.	2.700%	7/15/20	8,225	8,357
UnitedHealth Group Inc.	3.875%	10/15/20	2,025	2,123
UnitedHealth Group Inc.	4.700%	2/15/21	2,235	2,414
UnitedHealth Group Inc.	2.125%	3/15/21	2,500	2,465
UnitedHealth Group Inc.	3.375%	11/15/21	270	280
UnitedHealth Group Inc.	2.875%	12/15/21	4,100	4,153
UnitedHealth Group Inc.	2.875%	3/15/22	3,300	3,341
UnitedHealth Group Inc.	3.350%	7/15/22	10,475	10,760
UnitedHealth Group Inc.	2.750%	2/15/23	3,600	3,574
UnitedHealth Group Inc.	2.875%	3/15/23	1,500	1,502
UnitedHealth Group Inc.	3.750%	7/15/25	20,250	20,938
UnitedHealth Group Inc.	3.100%	3/15/26	6,525	6,427
UnitedHealth Group Inc.	3.450%	1/15/27	6,000	6,086
UnitedHealth Group Inc.	4.625%	7/15/35	6,400	6,954
UnitedHealth Group Inc.	5.800%	3/15/36	3,525	4,257

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
UnitedHealth Group Inc.	6.500%	6/15/37	725	925
UnitedHealth Group Inc.	6.625%	11/15/37	4,550	5,944
UnitedHealth Group Inc.	6.875%	2/15/38	12,920	17,479
UnitedHealth Group Inc.	5.950%	2/15/41	1,225	1,522
UnitedHealth Group Inc.	4.625%	11/15/41	4,205	4,411
UnitedHealth Group Inc.	4.375%	3/15/42	1,300	1,315
UnitedHealth Group Inc.	3.950%	10/15/42	3,500	3,400
UnitedHealth Group Inc.	4.250%	3/15/43	5,675	5,763
UnitedHealth Group Inc.	4.750%	7/15/45	10,255	11,294
UnitedHealth Group Inc.	4.200%	1/15/47	9,200	9,291
Unum Group	5.625%	9/15/20	625	677
Unum Group	4.000%	3/15/24	5,300	5,326
Unum Group	5.750%	8/15/42	2,273	2,445
Validus Holdings Ltd.	8.875%	1/26/40	2,950	3,844
Voya Financial Inc.	2.900%	2/15/18	4,082	4,124
Voya Financial Inc.	3.650%	6/15/26	2,350	2,295
Voya Financial Inc.	5.700%	7/15/43	4,550	4,957
Voya Financial Inc.	4.800%	6/15/46	3,000	2,912
Willis Towers Watson plc	5.750%	3/15/21	1,385	1,508
WR Berkley Corp.	5.375%	9/15/20	375	399
WR Berkley Corp.	4.625%	3/15/22	6,400	6,841
WR Berkley Corp.	4.750%	8/1/44	2,705	2,631
XLIT Ltd.	5.750%	10/1/21	1,955	2,166
XLIT Ltd.	6.375%	11/15/24	375	436
XLIT Ltd.	4.450%	3/31/25	2,200	2,173
XLIT Ltd.	6.250%	5/15/27	2,242	2,608
XLIT Ltd.	5.250%	12/15/43	2,950	3,040
XLIT Ltd.	5.500%	3/31/45	2,850	2,682

Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	150	154

Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	1,900	1,890
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	1,825	1,923
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	220	222
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	2,550	2,611
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	2,300	2,270
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	2,325	2,310
American Campus Communities Operating
Partnership LP	3.350%	10/1/20	2,000	2,025
American Campus Communities Operating
Partnership LP	4.125%	7/1/24	2,200	2,238
AvalonBay Communities Inc.	3.625%	10/1/20	4,000	4,145
AvalonBay Communities Inc.	2.950%	9/15/22	75	75
AvalonBay Communities Inc.	2.850%	3/15/23	1,720	1,685
AvalonBay Communities Inc.	4.200%	12/15/23	1,680	1,770
AvalonBay Communities Inc.	3.500%	11/15/24	850	850
AvalonBay Communities Inc.	3.450%	6/1/25	8,445	8,414
AvalonBay Communities Inc.	2.950%	5/11/26	1,500	1,425
AvalonBay Communities Inc.	2.900%	10/15/26	4,650	4,384
Boston Properties LP	3.700%	11/15/18	1,635	1,683
Boston Properties LP	5.625%	11/15/20	6,450	7,086
Boston Properties LP	4.125%	5/15/21	1,410	1,477
Boston Properties LP	3.850%	2/1/23	8,325	8,520
Boston Properties LP	3.800%	2/1/24	3,600	3,658

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Boston Properties LP	3.650%	2/1/26	6,800	6,717
Boston Properties LP	2.750%	10/1/26	4,300	3,925
Brandywine Operating Partnership LP	5.700%	5/1/17	275	278
Brandywine Operating Partnership LP	4.950%	4/15/18	2,225	2,300
Brandywine Operating Partnership LP	3.950%	2/15/23	950	938
Brandywine Operating Partnership LP	4.100%	10/1/24	2,950	2,887
Brandywine Operating Partnership LP	4.550%	10/1/29	3,705	3,617
Brixmor Operating Partnership LP	3.875%	8/15/22	3,000	3,050
Brixmor Operating Partnership LP	3.250%	9/15/23	1,475	1,425
Brixmor Operating Partnership LP	3.850%	2/1/25	12,200	11,959
Brixmor Operating Partnership LP	4.125%	6/15/26	2,400	2,386
Camden Property Trust	4.625%	6/15/21	1,025	1,091
Camden Property Trust	2.950%	12/15/22	5,575	5,440
Camden Property Trust	4.250%	1/15/24	1,363	1,407
8 Care Capital Properties LP	5.125%	8/15/26	500	484
CBL & Associates LP	5.250%	12/1/23	2,950	2,886
CBL & Associates LP	4.600%	10/15/24	4,800	4,480
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	4,000	3,959
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	5,410	5,115
Corporate Office Properties LP	3.700%	6/15/21	6,375	6,478
Corporate Office Properties LP	3.600%	5/15/23	950	910
CubeSmart LP	4.375%	12/15/23	1,850	1,928
CubeSmart LP	4.000%	11/15/25	1,375	1,390
CubeSmart LP	3.125%	9/1/26	5,300	4,952
DCT Industrial Operating Partnership LP	4.500%	10/15/23	1,525	1,536
DDR Corp.	7.875%	9/1/20	3,300	3,831
DDR Corp.	4.625%	7/15/22	4,625	4,881
DDR Corp.	3.375%	5/15/23	3,825	3,706
DDR Corp.	4.250%	2/1/26	1,700	1,699
Digital Realty Trust LP	3.400%	10/1/20	3,800	3,851
Digital Realty Trust LP	5.250%	3/15/21	3,265	3,542
Digital Realty Trust LP	3.950%	7/1/22	7,625	7,790
Digital Realty Trust LP	3.625%	10/1/22	3,675	3,696
Digital Realty Trust LP	4.750%	10/1/25	4,425	4,611
Duke Realty LP	3.875%	2/15/21	10,000	10,421
Duke Realty LP	3.625%	4/15/23	4,915	4,955
Duke Realty LP	3.750%	12/1/24	1,500	1,515
EPR Properties	5.750%	8/15/22	475	510
EPR Properties	5.250%	7/15/23	3,375	3,496
EPR Properties	4.500%	4/1/25	7,023	6,876
EPR Properties	4.750%	12/15/26	1,025	1,014
Equity CommonWealth	6.650%	1/15/18	975	996
Equity Commonwealth	5.875%	9/15/20	200	213
Equity One Inc.	3.750%	11/15/22	2,000	2,041
ERP Operating LP	2.375%	7/1/19	2,600	2,615
ERP Operating LP	4.750%	7/15/20	5,510	5,902
ERP Operating LP	4.625%	12/15/21	1,284	1,387
ERP Operating LP	3.000%	4/15/23	1,675	1,643
ERP Operating LP	3.375%	6/1/25	300	298
ERP Operating LP	2.850%	11/1/26	3,300	3,091
ERP Operating LP	4.500%	7/1/44	4,400	4,436
ERP Operating LP	4.500%	6/1/45	3,425	3,432
Essex Portfolio LP	5.200%	3/15/21	1,750	1,897
Essex Portfolio LP	3.375%	1/15/23	5,625	5,614
Essex Portfolio LP	3.250%	5/1/23	1,425	1,410
Essex Portfolio LP	3.875%	5/1/24	500	507

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Essex Portfolio LP	3.500%	4/1/25	8,800	8,645
Essex Portfolio LP	3.375%	4/15/26	3,200	3,077
Federal Realty Investment Trust	2.550%	1/15/21	275	274
Federal Realty Investment Trust	3.000%	8/1/22	1,600	1,599
Federal Realty Investment Trust	2.750%	6/1/23	950	923
Federal Realty Investment Trust	4.500%	12/1/44	5,300	5,352
Federal Realty Investment Trust	3.625%	8/1/46	4,550	3,978
HCP Inc.	2.625%	2/1/20	5,000	4,997
HCP Inc.	5.375%	2/1/21	615	670
HCP Inc.	3.150%	8/1/22	3,375	3,320
HCP Inc.	4.000%	12/1/22	5,020	5,130
HCP Inc.	4.250%	11/15/23	8,350	8,514
HCP Inc.	4.200%	3/1/24	7,850	7,927
HCP Inc.	3.875%	8/15/24	4,450	4,417
HCP Inc.	3.400%	2/1/25	4,850	4,635
HCP Inc.	4.000%	6/1/25	425	419
HCP Inc.	6.750%	2/1/41	1,396	1,624
Healthcare Realty Trust Inc.	5.750%	1/15/21	4,666	5,121
Healthcare Realty Trust Inc.	3.750%	4/15/23	1,500	1,490
Healthcare Trust of America Holdings LP	3.375%	7/15/21	4,575	4,590
Healthcare Trust of America Holdings LP	3.700%	4/15/23	3,125	3,120
Healthcare Trust of America Holdings LP	3.500%	8/1/26	2,125	2,017
Highwoods Realty LP	3.200%	6/15/21	8,909	8,922
Hospitality Properties Trust	6.700%	1/15/18	6,450	6,604
Hospitality Properties Trust	4.500%	6/15/23	211	209
Hospitality Properties Trust	4.650%	3/15/24	3,725	3,691
Hospitality Properties Trust	4.500%	3/15/25	1,475	1,434
Hospitality Properties Trust	5.250%	2/15/26	1,960	1,977
Host Hotels & Resorts LP	6.000%	10/1/21	3,000	3,342
Host Hotels & Resorts LP	5.250%	3/15/22	3,794	4,098
Host Hotels & Resorts LP	3.750%	10/15/23	2,125	2,084
Host Hotels & Resorts LP	4.000%	6/15/25	1,100	1,081
Kilroy Realty LP	4.800%	7/15/18	1,625	1,682
Kilroy Realty LP	3.800%	1/15/23	3,300	3,320
Kilroy Realty LP	4.375%	10/1/25	575	587
Kilroy Realty LP	4.250%	8/15/29	2,975	2,893
Kimco Realty Corp.	4.300%	2/1/18	840	857
Kimco Realty Corp.	6.875%	10/1/19	1,750	1,961
Kimco Realty Corp.	3.125%	6/1/23	875	863
Kimco Realty Corp.	2.800%	10/1/26	1,693	1,569
Kite Realty Group LP	4.000%	10/1/26	7,900	7,525
Lexington Realty Trust	4.400%	6/15/24	1,875	1,830
Liberty Property LP	4.750%	10/1/20	1,535	1,620
Liberty Property LP	3.375%	6/15/23	1,775	1,752
Liberty Property LP	4.400%	2/15/24	3,979	4,177
Liberty Property LP	3.750%	4/1/25	8,000	8,028
Mack-Cali Realty LP	4.500%	4/18/22	3,250	3,255
Mack-Cali Realty LP	3.150%	5/15/23	2,850	2,570
Mid-America Apartments LP	4.300%	10/15/23	2,400	2,493
Mid-America Apartments LP	3.750%	6/15/24	3,800	3,790
National Retail Properties Inc.	5.500%	7/15/21	5,050	5,575
National Retail Properties Inc.	3.800%	10/15/22	1,600	1,645
National Retail Properties Inc.	3.300%	4/15/23	900	890
National Retail Properties Inc.	3.900%	6/15/24	2,750	2,805
National Retail Properties Inc.	4.000%	11/15/25	3,075	3,114
Omega Healthcare Investors Inc.	4.375%	8/1/23	19,200	18,864

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Omega Healthcare Investors Inc.	5.875%	3/15/24	3,435	3,529
Omega Healthcare Investors Inc.	4.950%	4/1/24	1,550	1,558
Omega Healthcare Investors Inc.	4.500%	1/15/25	3,250	3,165
Omega Healthcare Investors Inc.	5.250%	1/15/26	3,250	3,323
Omega Healthcare Investors Inc.	4.500%	4/1/27	11,500	10,939
Piedmont Operating Partnership LP	3.400%	6/1/23	6,150	5,793
Piedmont Operating Partnership LP	4.450%	3/15/24	1,650	1,629
Post Apartment Homes LP	3.375%	12/1/22	1,025	1,010
ProLogis LP	2.750%	2/15/19	8,025	8,142
ProLogis LP	4.250%	8/15/23	1,800	1,899
Prologis LP	3.750%	11/1/25	1,300	1,330
Realty Income Corp.	2.000%	1/31/18	700	702
Realty Income Corp.	6.750%	8/15/19	5,565	6,217
Realty Income Corp.	5.750%	1/15/21	3,000	3,319
Realty Income Corp.	3.250%	10/15/22	825	829
Realty Income Corp.	4.650%	8/1/23	1,825	1,954
Realty Income Corp.	3.875%	7/15/24	1,950	1,974
Realty Income Corp.	4.125%	10/15/26	1,420	1,456
Realty Income Corp.	3.000%	1/15/27	5,750	5,370
Realty Income Corp.	5.875%	3/15/35	100	114
Regency Centers LP	4.800%	4/15/21	2,000	2,146
Regency Centers LP	3.750%	6/15/24	1,200	1,205
Retail Opportunity Investments Partnership LP	5.000%	12/15/23	750	765
Retail Properties of America Inc.	4.000%	3/15/25	8,000	7,617
Select Income REIT	2.850%	2/1/18	1,575	1,581
Select Income REIT	4.150%	2/1/22	2,250	2,219
Select Income REIT	4.500%	2/1/25	5,766	5,558
Senior Housing Properties Trust	3.250%	5/1/19	4,325	4,336
Senior Housing Properties Trust	4.750%	5/1/24	1,500	1,505
Simon Property Group LP	2.200%	2/1/19	12,850	12,954
Simon Property Group LP	5.650%	2/1/20	5,400	5,894
Simon Property Group LP	2.500%	9/1/20	4,800	4,814
Simon Property Group LP	4.375%	3/1/21	1,145	1,223
Simon Property Group LP	2.500%	7/15/21	2,000	2,001
Simon Property Group LP	4.125%	12/1/21	11,850	12,618
Simon Property Group LP	2.350%	1/30/22	375	369
Simon Property Group LP	3.375%	3/15/22	1,675	1,725
Simon Property Group LP	2.750%	2/1/23	3,625	3,567
Simon Property Group LP	3.750%	2/1/24	5,000	5,166
Simon Property Group LP	3.500%	9/1/25	2,800	2,829
Simon Property Group LP	3.300%	1/15/26	5,070	5,019
Simon Property Group LP	3.250%	11/30/26	6,000	5,865
Simon Property Group LP	6.750%	2/1/40	4,550	6,067
Simon Property Group LP	4.750%	3/15/42	2,010	2,127
Simon Property Group LP	4.250%	10/1/44	100	98
Simon Property Group LP	4.250%	11/30/46	10,175	9,976
Sovran Acquisition LP	3.500%	7/1/26	10,500	9,938
8 Spirit Realty LP	4.450%	9/15/26	2,750	2,576
Tanger Properties LP	3.875%	12/1/23	725	732
Tanger Properties LP	3.750%	12/1/24	1,000	995
Tanger Properties LP	3.125%	9/1/26	4,650	4,344
UDR Inc.	4.250%	6/1/18	675	696
UDR Inc.	3.700%	10/1/20	1,000	1,028
UDR Inc.	4.625%	1/10/22	4,050	4,322
UDR Inc.	2.950%	9/1/26	4,400	4,090
Ventas Realty LP	3.125%	6/15/23	5,000	4,887

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Ventas Realty LP	3.750%	5/1/24	2,325	2,343
Ventas Realty LP	4.125%	1/15/26	1,825	1,860
Ventas Realty LP	3.250%	10/15/26	9,075	8,556
Ventas Realty LP	4.375%	2/1/45	3,100	2,926
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	1,125	1,127
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	4,025	4,169
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	2,425	2,435
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	975	1,047
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	1,300	1,372
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	5,375	5,423
VEREIT Operating Partnership LP	4.875%	6/1/26	2,000	2,030
Vornado Realty LP	2.500%	6/30/19	2,400	2,402
Vornado Realty LP	5.000%	1/15/22	5,500	5,926
Washington Prime Group LP	3.850%	4/1/20	1,775	1,779
Washington REIT	4.950%	10/1/20	800	840
Washington REIT	3.950%	10/15/22	1,050	1,044
Weingarten Realty Investors	3.375%	10/15/22	2,300	2,275
Weingarten Realty Investors	3.500%	4/15/23	2,125	2,111
Weingarten Realty Investors	4.450%	1/15/24	600	622
Weingarten Realty Investors	3.850%	6/1/25	900	890
Weingarten Realty Investors	3.250%	8/15/26	1,600	1,500
Welltower Inc.	2.250%	3/15/18	8,900	8,938
Welltower Inc.	4.125%	4/1/19	2,995	3,102
Welltower Inc.	4.950%	1/15/21	5,340	5,740
Welltower Inc.	5.250%	1/15/22	2,225	2,442
Welltower Inc.	3.750%	3/15/23	4,250	4,323
Welltower Inc.	4.000%	6/1/25	11,875	12,113
Welltower Inc.	4.250%	4/1/26	7,000	7,254
Welltower Inc.	6.500%	3/15/41	350	417
Welltower Inc.	5.125%	3/15/43	1,950	1,989
WP Carey Inc.	4.600%	4/1/24	3,980	4,014
WP Carey Inc.	4.000%	2/1/25	1,250	1,200
WP Carey Inc.	4.250%	10/1/26	2,350	2,263
				9,744,809
Industrial (16.8%)
Basic Industry (0.9%)
Agrium Inc.	3.150%	10/1/22	14,160	14,093
Agrium Inc.	3.500%	6/1/23	6,664	6,752
Agrium Inc.	3.375%	3/15/25	5,250	5,101
Agrium Inc.	4.125%	3/15/35	3,825	3,508
Agrium Inc.	7.125%	5/23/36	200	245
Agrium Inc.	6.125%	1/15/41	1,175	1,324
Agrium Inc.	4.900%	6/1/43	6,410	6,436
Agrium Inc.	5.250%	1/15/45	6,300	6,592
Air Products & Chemicals Inc.	3.000%	11/3/21	9,860	10,122
Air Products & Chemicals Inc.	3.350%	7/31/24	3,875	3,953
Airgas Inc.	1.650%	2/15/18	4,000	4,001
Airgas Inc.	3.050%	8/1/20	700	710
Airgas Inc.	2.900%	11/15/22	5,000	5,015
Airgas Inc.	3.650%	7/15/24	3,750	3,867
Albemarle Corp.	3.000%	12/1/19	4,025	4,100
Albemarle Corp.	4.500%	12/15/20	250	265
Albemarle Corp.	4.150%	12/1/24	3,200	3,280
Albemarle Corp.	5.450%	12/1/44	2,850	3,056
Barrick Gold Corp.	4.100%	5/1/23	4,212	4,306
Barrick Gold Corp.	5.250%	4/1/42	7,150	6,981

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Barrick North America Finance LLC	4.400%	5/30/21	5,346	5,648
Barrick North America Finance LLC	7.500%	9/15/38	500	587
Barrick North America Finance LLC	5.700%	5/30/41	6,025	6,167
Barrick North America Finance LLC	5.750%	5/1/43	10,050	10,654
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	6,044	6,354
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	8,767	8,804
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	4,740	5,199
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	9,550	9,828
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	12,175	12,195
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	2,775	2,925
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	100	122
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	3,900	3,818
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	16,040	17,915
Braskem Finance Ltd.	6.450%	2/3/24	2,500	2,638
Cabot Corp.	2.550%	1/15/18	200	201
Cabot Corp.	3.700%	7/15/22	400	406
Cabot Corp.	3.400%	9/15/26	2,000	1,878
Celanese US Holdings LLC	5.875%	6/15/21	4,000	4,430
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	625	691
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	1,800	1,877
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	2,000	2,073
Cytec Industries Inc.	3.500%	4/1/23	225	216
Domtar Corp.	6.250%	9/1/42	475	462
Domtar Corp.	6.750%	2/15/44	3,325	3,390
Dow Chemical Co.	8.550%	5/15/19	11,189	12,792
Dow Chemical Co.	4.250%	11/15/20	7,965	8,431
Dow Chemical Co.	4.125%	11/15/21	15,415	16,283
Dow Chemical Co.	3.000%	11/15/22	6,700	6,659
Dow Chemical Co.	3.500%	10/1/24	1,700	1,710
Dow Chemical Co.	7.375%	11/1/29	2,000	2,594
Dow Chemical Co.	4.250%	10/1/34	4,600	4,494
Dow Chemical Co.	9.400%	5/15/39	5,665	8,709
Dow Chemical Co.	5.250%	11/15/41	3,515	3,771
Dow Chemical Co.	4.375%	11/15/42	10,400	10,066
Dow Chemical Co.	4.625%	10/1/44	1,500	1,492
Eastman Chemical Co.	5.500%	11/15/19	4,321	4,671
Eastman Chemical Co.	2.700%	1/15/20	7,100	7,120
Eastman Chemical Co.	4.500%	1/15/21	430	454
Eastman Chemical Co.	3.600%	8/15/22	2,458	2,511
Eastman Chemical Co.	4.800%	9/1/42	3,250	3,199
Eastman Chemical Co.	4.650%	10/15/44	5,400	5,343
Ecolab Inc.	1.550%	1/12/18	3,000	3,004
Ecolab Inc.	2.000%	1/14/19	1,700	1,700
Ecolab Inc.	2.250%	1/12/20	2,100	2,094
Ecolab Inc.	4.350%	12/8/21	5,600	6,028
Ecolab Inc.	3.250%	1/14/23	1,700	1,725
Ecolab Inc.	2.700%	11/1/26	3,000	2,843
Ecolab Inc.	5.500%	12/8/41	9,500	11,075
Ecolab Inc.	3.700%	11/1/46	3,000	2,714
EI du Pont de Nemours & Co.	6.000%	7/15/18	14,890	15,783
EI du Pont de Nemours & Co.	4.625%	1/15/20	2,615	2,786
EI du Pont de Nemours & Co.	3.625%	1/15/21	3,568	3,702
EI du Pont de Nemours & Co.	4.250%	4/1/21	1,750	1,852
EI du Pont de Nemours & Co.	2.800%	2/15/23	11,480	11,214
EI du Pont de Nemours & Co.	6.500%	1/15/28	475	581
EI du Pont de Nemours & Co.	4.900%	1/15/41	8,000	8,349

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
EI du Pont de Nemours & Co.	4.150%	2/15/43	1,125	1,054
FMC Corp.	3.950%	2/1/22	3,200	3,237
FMC Corp.	4.100%	2/1/24	6,500	6,492
Georgia-Pacific LLC	8.000%	1/15/24	6,971	8,905
Georgia-Pacific LLC	7.375%	12/1/25	2,500	3,142
Georgia-Pacific LLC	7.750%	11/15/29	1,950	2,618
Georgia-Pacific LLC	8.875%	5/15/31	4,250	6,299
Goldcorp Inc.	2.125%	3/15/18	7,450	7,436
Goldcorp Inc.	3.700%	3/15/23	4,575	4,493
Goldcorp Inc.	5.450%	6/9/44	5,583	5,456
International Flavors & Fragrances Inc.	3.200%	5/1/23	525	520
International Paper Co.	7.950%	6/15/18	1,589	1,726
International Paper Co.	7.500%	8/15/21	7,265	8,713
International Paper Co.	4.750%	2/15/22	1,491	1,608
International Paper Co.	3.800%	1/15/26	975	985
International Paper Co.	3.000%	2/15/27	14,800	13,909
International Paper Co.	5.000%	9/15/35	3,050	3,222
International Paper Co.	7.300%	11/15/39	3,570	4,544
International Paper Co.	6.000%	11/15/41	2,100	2,356
International Paper Co.	4.800%	6/15/44	9,200	9,078
International Paper Co.	5.150%	5/15/46	4,400	4,586
International Paper Co.	4.400%	8/15/47	9,600	9,064
Lubrizol Corp.	8.875%	2/1/19	1,075	1,225
LYB International Finance BV	4.000%	7/15/23	3,000	3,133
LYB International Finance BV	5.250%	7/15/43	4,516	4,845
LYB International Finance BV	4.875%	3/15/44	5,250	5,412
LyondellBasell Industries NV	5.000%	4/15/19	13,135	13,866
LyondellBasell Industries NV	6.000%	11/15/21	13,850	15,668
LyondellBasell Industries NV	5.750%	4/15/24	3,000	3,405
LyondellBasell Industries NV	4.625%	2/26/55	3,900	3,594
Meadwestvaco Corp.	7.950%	2/15/31	3,050	4,038
Methanex Corp.	3.250%	12/15/19	5,750	5,623
Monsanto Co.	5.125%	4/15/18	850	883
Monsanto Co.	2.125%	7/15/19	5,000	4,986
Monsanto Co.	2.750%	7/15/21	7,550	7,485
Monsanto Co.	2.200%	7/15/22	650	615
Monsanto Co.	2.850%	4/15/25	3,600	3,416
Monsanto Co.	5.500%	8/15/25	3,825	4,266
Monsanto Co.	4.200%	7/15/34	5,600	5,347
Monsanto Co.	5.875%	4/15/38	950	1,049
Monsanto Co.	3.600%	7/15/42	3,250	2,701
Monsanto Co.	4.650%	11/15/43	1,500	1,449
Monsanto Co.	3.950%	4/15/45	8,330	7,266
Monsanto Co.	4.700%	7/15/64	6,200	5,578
Mosaic Co.	3.750%	11/15/21	4,475	4,582
Mosaic Co.	4.250%	11/15/23	5,850	5,884
Mosaic Co.	5.450%	11/15/33	1,600	1,592
Mosaic Co.	4.875%	11/15/41	4,445	3,882
Mosaic Co.	5.625%	11/15/43	1,600	1,537
Newmont Mining Corp.	5.125%	10/1/19	1,525	1,632
Newmont Mining Corp.	5.875%	4/1/35	600	650
Newmont Mining Corp.	6.250%	10/1/39	5,626	6,210
Newmont Mining Corp.	4.875%	3/15/42	7,025	6,633
Nucor Corp.	5.850%	6/1/18	1,725	1,818
Nucor Corp.	4.125%	9/15/22	300	319
Nucor Corp.	4.000%	8/1/23	1,650	1,722

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Nucor Corp.	6.400%	12/1/37	1,875	2,337
Nucor Corp.	5.200%	8/1/43	10,775	12,140
Packaging Corp. of America	3.900%	6/15/22	3,775	3,871
Packaging Corp. of America	4.500%	11/1/23	10,325	10,902
Packaging Corp. of America	3.650%	9/15/24	4,050	4,044
Placer Dome Inc.	6.450%	10/15/35	1,050	1,107
Plum Creek Timberlands LP	4.700%	3/15/21	445	471
Plum Creek Timberlands LP	3.250%	3/15/23	500	477
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,077	1,176
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	7,865	8,346
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	4,000	3,762
Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	2,000	2,010
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	4,375	4,707
PPG Industries Inc.	2.300%	11/15/19	3,600	3,609
PPG Industries Inc.	5.500%	11/15/40	2,950	3,356
Praxair Inc.	4.500%	8/15/19	800	851
Praxair Inc.	2.250%	9/24/20	1,500	1,487
Praxair Inc.	4.050%	3/15/21	50	53
Praxair Inc.	3.000%	9/1/21	8,125	8,247
Praxair Inc.	2.450%	2/15/22	9,800	9,705
Praxair Inc.	2.200%	8/15/22	4,025	3,916
Praxair Inc.	2.650%	2/5/25	3,400	3,282
Praxair Inc.	3.200%	1/30/26	3,000	2,981
Praxair Inc.	3.550%	11/7/42	2,500	2,313
Rayonier Inc.	3.750%	4/1/22	2,000	1,987
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,850	1,855
Rio Tinto Alcan Inc.	6.125%	12/15/33	3,144	3,401
Rio Tinto Alcan Inc.	5.750%	6/1/35	3,850	4,079
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	3,481	4,019
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	5,650	5,999
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,961	6,233
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	39,090	40,348
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	2,225	2,869
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	4,385	5,010
Rio Tinto Finance USA plc	3.500%	3/22/22	213	220
Rio Tinto Finance USA plc	2.875%	8/21/22	480	481
Rio Tinto Finance USA plc	4.750%	3/22/42	475	508
Rio Tinto Finance USA plc	4.125%	8/21/42	1,000	982
Rohm & Haas Co.	7.850%	7/15/29	4,775	6,431
RPM International Inc.	6.125%	10/15/19	590	645
RPM International Inc.	3.450%	11/15/22	3,275	3,248
RPM International Inc.	5.250%	6/1/45	3,392	3,329
Sherwin-Williams Co.	3.450%	8/1/25	5,150	5,075
Sherwin-Williams Co.	4.000%	12/15/42	1,000	903
Sherwin-Williams Co.	4.550%	8/1/45	1,590	1,565
Southern Copper Corp.	5.375%	4/16/20	200	217
Southern Copper Corp.	3.500%	11/8/22	1,400	1,393
Southern Copper Corp.	3.875%	4/23/25	2,600	2,545
Southern Copper Corp.	7.500%	7/27/35	3,475	4,005
Southern Copper Corp.	6.750%	4/16/40	1,450	1,557
Southern Copper Corp.	5.250%	11/8/42	16,725	15,345
Southern Copper Corp.	5.875%	4/23/45	17,125	16,804
Syngenta Finance NV	3.125%	3/28/22	2,250	2,236
Syngenta Finance NV	4.375%	3/28/42	1,250	1,107
Vale Canada Ltd.	7.200%	9/15/32	3,291	3,250
Vale Overseas Ltd.	5.625%	9/15/19	6,925	7,306

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Vale Overseas Ltd.	5.875%	6/10/21	25,250	26,355
Vale Overseas Ltd.	4.375%	1/11/22	20,355	19,999
Vale Overseas Ltd.	6.250%	8/10/26	7,400	7,714
Vale Overseas Ltd.	8.250%	1/17/34	800	884
Vale Overseas Ltd.	6.875%	11/21/36	8,910	8,799
Vale Overseas Ltd.	6.875%	11/10/39	7,015	6,848
Vale SA	5.625%	9/11/42	18,115	16,009
Valspar Corp.	7.250%	6/15/19	1,675	1,854
Valspar Corp.	4.200%	1/15/22	375	388
Valspar Corp.	3.950%	1/15/26	5,000	4,981
8 Westlake Chemical Corp.	4.625%	2/15/21	3,000	3,116
Westlake Chemical Corp.	3.600%	7/15/22	400	399
8 Westlake Chemical Corp.	3.600%	8/15/26	5,500	5,250
8 Westlake Chemical Corp.	5.000%	8/15/46	8,500	8,386
Westrock MWV LLC	8.200%	1/15/30	2,370	3,090
WestRock RKT Co.	4.450%	3/1/19	1,750	1,826
WestRock RKT Co.	3.500%	3/1/20	2,000	2,034
WestRock RKT Co.	4.900%	3/1/22	2,000	2,170
WestRock RKT Co.	4.000%	3/1/23	3,500	3,612
Weyerhaeuser Co.	7.375%	10/1/19	5,039	5,666
Weyerhaeuser Co.	4.625%	9/15/23	8,125	8,721
Weyerhaeuser Co.	8.500%	1/15/25	800	1,031
Weyerhaeuser Co.	7.375%	3/15/32	3,625	4,575
Weyerhaeuser Co.	6.875%	12/15/33	1,000	1,205
Worthington Industries Inc.	4.550%	4/15/26	700	690
Yamana Gold Inc.	4.950%	7/15/24	1,870	1,828

Capital Goods (1.4%)
3M Co.	2.000%	8/7/20	2,800	2,795
3M Co.	1.625%	9/19/21	4,300	4,184
3M Co.	2.000%	6/26/22	3,500	3,424
3M Co.	3.000%	8/7/25	3,450	3,468
3M Co.	2.250%	9/19/26	6,000	5,595
3M Co.	6.375%	2/15/28	1,300	1,664
3M Co.	5.700%	3/15/37	3,595	4,512
3M Co.	3.125%	9/19/46	5,500	4,862
ABB Finance USA Inc.	2.875%	5/8/22	4,860	4,889
ABB Finance USA Inc.	4.375%	5/8/42	1,050	1,100
Acuity Brands Lighting Inc.	6.000%	12/15/19	800	879
Bemis Co. Inc.	3.100%	9/15/26	2,400	2,287
Boeing Capital Corp.	2.900%	8/15/18	1,000	1,022
Boeing Capital Corp.	4.700%	10/27/19	4,875	5,256
Boeing Co.	0.950%	5/15/18	2,500	2,488
Boeing Co.	6.000%	3/15/19	4,450	4,843
Boeing Co.	4.875%	2/15/20	5,365	5,814
Boeing Co.	1.650%	10/30/20	4,190	4,101
Boeing Co.	8.750%	8/15/21	290	365
Boeing Co.	2.350%	10/30/21	2,000	1,998
Boeing Co.	2.200%	10/30/22	4,500	4,395
Boeing Co.	1.875%	6/15/23	5,000	4,749
Boeing Co.	7.950%	8/15/24	1,500	1,970
Boeing Co.	2.850%	10/30/24	4,300	4,294
Boeing Co.	2.500%	3/1/25	2,000	1,925
Boeing Co.	7.250%	6/15/25	325	420
Boeing Co.	2.600%	10/30/25	5,000	4,838
Boeing Co.	2.250%	6/15/26	4,750	4,448

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Boeing Co.	6.125%	2/15/33	6,075	7,775
Boeing Co.	3.300%	3/1/35	3,500	3,273
Boeing Co.	6.625%	2/15/38	525	709
Boeing Co.	6.875%	3/15/39	1,615	2,270
Boeing Co.	5.875%	2/15/40	780	983
Boeing Co.	3.500%	3/1/45	1,500	1,374
Boeing Co.	3.375%	6/15/46	4,500	4,083
Carlisle Cos. Inc.	3.750%	11/15/22	1,650	1,633
Caterpillar Financial Services Corp.	1.500%	2/23/18	27,400	27,380
Caterpillar Financial Services Corp.	1.300%	3/1/18	500	499
Caterpillar Financial Services Corp.	1.800%	11/13/18	4,700	4,705
Caterpillar Financial Services Corp.	7.150%	2/15/19	10,490	11,612
Caterpillar Financial Services Corp.	1.350%	5/18/19	2,700	2,658
Caterpillar Financial Services Corp.	2.100%	6/9/19	1,367	1,371
Caterpillar Financial Services Corp.	2.250%	12/1/19	5,550	5,568
Caterpillar Financial Services Corp.	2.000%	3/5/20	2,500	2,478
Caterpillar Financial Services Corp.	2.500%	11/13/20	2,500	2,497
Caterpillar Financial Services Corp.	1.700%	8/9/21	11,500	11,043
Caterpillar Financial Services Corp.	2.750%	8/20/21	1,300	1,300
8 Caterpillar Financial Services Corp.	1.931%	10/1/21	8,038	7,732
Caterpillar Financial Services Corp.	2.850%	6/1/22	4,604	4,621
Caterpillar Financial Services Corp.	3.300%	6/9/24	4,175	4,211
Caterpillar Financial Services Corp.	3.250%	12/1/24	3,900	3,935
Caterpillar Financial Services Corp.	2.400%	8/9/26	2,300	2,162
Caterpillar Inc.	3.900%	5/27/21	6,447	6,786
Caterpillar Inc.	2.600%	6/26/22	1,000	992
Caterpillar Inc.	3.400%	5/15/24	7,000	7,179
Caterpillar Inc.	6.050%	8/15/36	8,716	10,885
Caterpillar Inc.	5.200%	5/27/41	4,772	5,490
Caterpillar Inc.	3.803%	8/15/42	12,854	12,375
Caterpillar Inc.	4.300%	5/15/44	3,850	4,001
Caterpillar Inc.	4.750%	5/15/64	850	905
Crane Co.	2.750%	12/15/18	2,000	2,033
Crane Co.	4.450%	12/15/23	5,690	5,840
CRH America Inc.	8.125%	7/15/18	8,075	8,814
CRH America Inc.	5.750%	1/15/21	3,415	3,776
Deere & Co.	2.600%	6/8/22	3,765	3,732
Deere & Co.	5.375%	10/16/29	4,095	4,895
Deere & Co.	8.100%	5/15/30	1,861	2,693
Deere & Co.	3.900%	6/9/42	3,312	3,302
Dover Corp.	5.450%	3/15/18	2,000	2,093
Dover Corp.	4.300%	3/1/21	1,830	1,945
Dover Corp.	3.150%	11/15/25	10,000	10,000
Dover Corp.	6.600%	3/15/38	975	1,279
Dover Corp.	5.375%	3/1/41	795	929
Eaton Corp.	5.600%	5/15/18	6,855	7,205
Eaton Corp.	2.750%	11/2/22	9,875	9,762
Eaton Corp.	4.000%	11/2/32	5,350	5,289
Eaton Corp.	4.150%	11/2/42	1,150	1,118
Eaton Electric Holdings LLC	3.875%	12/15/20	1,075	1,111
Embraer Netherlands Finance BV	5.050%	6/15/25	4,700	4,674
8 Embraer Overseas Ltd.	5.696%	9/16/23	3,340	3,496
Emerson Electric Co.	5.250%	10/15/18	2,200	2,338
Emerson Electric Co.	4.875%	10/15/19	1,775	1,912
Emerson Electric Co.	4.250%	11/15/20	1,307	1,402
Emerson Electric Co.	2.625%	12/1/21	7,000	7,055

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Emerson Electric Co.	2.625%	2/15/23	3,450	3,414
Emerson Electric Co.	3.150%	6/1/25	1,700	1,719
Emerson Electric Co.	6.000%	8/15/32	750	906
Emerson Electric Co.	6.125%	4/15/39	2,000	2,530
Emerson Electric Co.	5.250%	11/15/39	440	506
Exelis Inc.	5.550%	10/1/21	3,175	3,494
FLIR Systems Inc.	3.125%	6/15/21	1,500	1,504
Flowserve Corp.	3.500%	9/15/22	13,705	13,695
Flowserve Corp.	4.000%	11/15/23	4,575	4,630
8 Fortive Corp.	1.800%	6/15/19	1,000	995
8 Fortive Corp.	2.350%	6/15/21	5,097	5,026
8 Fortive Corp.	3.150%	6/15/26	5,500	5,403
8 Fortive Corp.	4.300%	6/15/46	3,725	3,665
Fortune Brands Home & Security Inc.	3.000%	6/15/20	3,000	3,026
Fortune Brands Home & Security Inc.	4.000%	6/15/25	1,200	1,223
General Dynamics Corp.	3.875%	7/15/21	7,225	7,659
General Dynamics Corp.	2.250%	11/15/22	3,822	3,757
General Dynamics Corp.	1.875%	8/15/23	5,100	4,830
General Dynamics Corp.	2.125%	8/15/26	3,000	2,761
General Dynamics Corp.	3.600%	11/15/42	1,150	1,085
General Electric Capital Corp.	5.625%	5/1/18	1,095	1,156
General Electric Capital Corp.	6.000%	8/7/19	9,670	10,684
General Electric Capital Corp.	2.100%	12/11/19	900	910
General Electric Capital Corp.	5.500%	1/8/20	12,432	13,641
General Electric Capital Corp.	2.200%	1/9/20	9,759	9,783
General Electric Capital Corp.	5.550%	5/4/20	3,482	3,871
General Electric Capital Corp.	4.375%	9/16/20	12,222	13,127
General Electric Capital Corp.	4.625%	1/7/21	6,728	7,298
General Electric Capital Corp.	5.300%	2/11/21	6,282	6,962
General Electric Capital Corp.	4.650%	10/17/21	11,192	12,252
General Electric Capital Corp.	3.150%	9/7/22	2,995	3,053
General Electric Capital Corp.	3.100%	1/9/23	8,431	8,551
General Electric Capital Corp.	3.450%	5/15/24	2,732	2,805
General Electric Capital Corp.	6.750%	3/15/32	16,984	22,512
General Electric Capital Corp.	6.150%	8/7/37	5,146	6,619
General Electric Capital Corp.	5.875%	1/14/38	25,770	32,377
General Electric Capital Corp.	6.875%	1/10/39	7,320	10,311
General Electric Co.	5.250%	12/6/17	28,395	29,415
General Electric Co.	2.700%	10/9/22	20,665	20,638
General Electric Co.	3.375%	3/11/24	9,000	9,246
General Electric Co.	4.125%	10/9/42	24,700	24,923
General Electric Co.	4.500%	3/11/44	12,345	13,175
Harris Corp.	1.999%	4/27/18	4,700	4,704
Harris Corp.	2.700%	4/27/20	2,000	1,992
Harris Corp.	4.400%	12/15/20	5,198	5,486
Harris Corp.	3.832%	4/27/25	7,659	7,774
Harris Corp.	4.854%	4/27/35	5,000	5,227
Harris Corp.	6.150%	12/15/40	1,125	1,277
Harris Corp.	5.054%	4/27/45	3,995	4,197
Hexcel Corp.	4.700%	8/15/25	1,450	1,486
Honeywell International Inc.	1.400%	10/30/19	4,300	4,261
Honeywell International Inc.	4.250%	3/1/21	10,205	11,017
Honeywell International Inc.	1.850%	11/1/21	5,750	5,616
Honeywell International Inc.	3.350%	12/1/23	10,050	10,306
Honeywell International Inc.	2.500%	11/1/26	8,000	7,564
Honeywell International Inc.	5.700%	3/15/36	1,600	1,953

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Honeywell International Inc.	5.700%	3/15/37	1,595	1,961
Honeywell International Inc.	5.375%	3/1/41	10,345	12,575
Hubbell Inc.	3.350%	3/1/26	2,800	2,778
Illinois Tool Works Inc.	1.950%	3/1/19	400	402
Illinois Tool Works Inc.	6.250%	4/1/19	6,925	7,570
Illinois Tool Works Inc.	3.375%	9/15/21	895	931
Illinois Tool Works Inc.	3.500%	3/1/24	7,687	7,938
Illinois Tool Works Inc.	2.650%	11/15/26	6,000	5,718
Illinois Tool Works Inc.	4.875%	9/15/41	2,595	2,915
Illinois Tool Works Inc.	3.900%	9/1/42	10,517	10,503
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	6,550	7,066
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	2,045	2,080
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	9,575	10,111
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	1,150	1,353
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	2,000	1,995
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	700	709
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	4,500	4,568
John Deere Capital Corp.	1.350%	1/16/18	2,550	2,548
John Deere Capital Corp.	1.300%	3/12/18	40	40
John Deere Capital Corp.	5.350%	4/3/18	725	759
John Deere Capital Corp.	1.600%	7/13/18	300	300
John Deere Capital Corp.	1.750%	8/10/18	3,100	3,106
John Deere Capital Corp.	5.750%	9/10/18	12,160	12,971
John Deere Capital Corp.	1.950%	12/13/18	4,783	4,807
John Deere Capital Corp.	1.950%	1/8/19	6,200	6,225
John Deere Capital Corp.	1.950%	3/4/19	3,100	3,111
John Deere Capital Corp.	2.250%	4/17/19	1,275	1,288
John Deere Capital Corp.	1.250%	10/9/19	11,250	11,047
John Deere Capital Corp.	1.700%	1/15/20	5,400	5,332
John Deere Capital Corp.	2.050%	3/10/20	5,400	5,368
John Deere Capital Corp.	2.450%	9/11/20	2,125	2,133
John Deere Capital Corp.	2.550%	1/8/21	8,650	8,675
John Deere Capital Corp.	2.800%	3/4/21	5,000	5,054
John Deere Capital Corp.	3.900%	7/12/21	12,268	13,006
John Deere Capital Corp.	3.150%	10/15/21	8,816	9,023
John Deere Capital Corp.	2.750%	3/15/22	2,250	2,248
John Deere Capital Corp.	2.800%	1/27/23	7,815	7,785
John Deere Capital Corp.	2.800%	3/6/23	5,075	5,066
John Deere Capital Corp.	3.350%	6/12/24	9,781	9,975
John Deere Capital Corp.	3.400%	9/11/25	1,750	1,796
John Deere Capital Corp.	2.650%	6/10/26	2,000	1,925
Johnson Controls International plc	5.000%	3/30/20	2,100	2,252
Johnson Controls International plc	4.250%	3/1/21	5,305	5,621
Johnson Controls International plc	3.750%	12/1/21	1,425	1,476
Johnson Controls International plc	0.000%	7/2/24	5,250	5,352
Johnson Controls International plc	3.900%	2/14/26	7,050	7,240
Johnson Controls International plc	6.000%	1/15/36	950	1,093
Johnson Controls International plc	5.700%	3/1/41	795	901
Johnson Controls International plc	5.250%	12/1/41	1,225	1,311
Johnson Controls International plc	0.000%	7/2/44	2,500	2,476
Johnson Controls International plc	5.125%	9/14/45	3,105	3,267
Johnson Controls International plc	0.000%	7/2/64	2,650	2,460
Kennametal Inc.	2.650%	11/1/19	3,678	3,650
Kennametal Inc.	3.875%	2/15/22	1,550	1,533
L3 Technologies Inc.	5.200%	10/15/19	6,555	7,056
L3 Technologies Inc.	4.750%	7/15/20	7,350	7,812

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
L3 Technologies Inc.	4.950%	2/15/21	7,100	7,639
L3 Technologies Inc.	3.950%	5/28/24	1,030	1,043
L3 Technologies Inc.	3.850%	12/15/26	2,800	2,779
Lafarge SA	7.125%	7/15/36	2,900	3,498
Leggett & Platt Inc.	3.800%	11/15/24	3,725	3,740
Legrand France SA	8.500%	2/15/25	2,150	2,775
Lennox International Inc.	3.000%	11/15/23	1,000	967
Lockheed Martin Corp.	1.850%	11/23/18	4,450	4,468
Lockheed Martin Corp.	4.250%	11/15/19	7,418	7,890
Lockheed Martin Corp.	2.500%	11/23/20	6,000	6,048
Lockheed Martin Corp.	3.350%	9/15/21	19,354	19,970
Lockheed Martin Corp.	3.100%	1/15/23	7,230	7,297
Lockheed Martin Corp.	2.900%	3/1/25	425	414
Lockheed Martin Corp.	3.550%	1/15/26	7,950	8,092
Lockheed Martin Corp.	3.600%	3/1/35	9,240	8,768
Lockheed Martin Corp.	4.500%	5/15/36	2,600	2,760
Lockheed Martin Corp.	6.150%	9/1/36	7,985	9,983
Lockheed Martin Corp.	5.500%	11/15/39	5,445	6,374
Lockheed Martin Corp.	5.720%	6/1/40	3,226	3,888
Lockheed Martin Corp.	4.850%	9/15/41	3,100	3,399
Lockheed Martin Corp.	4.070%	12/15/42	2,000	1,972
Lockheed Martin Corp.	3.800%	3/1/45	2,575	2,435
Lockheed Martin Corp.	4.700%	5/15/46	10,800	11,748
Martin Marietta Materials Inc.	6.600%	4/15/18	1,600	1,685
Martin Marietta Materials Inc.	4.250%	7/2/24	1,370	1,388
Mohawk Industries Inc.	3.850%	2/1/23	6,175	6,316
Northrop Grumman Corp.	1.750%	6/1/18	3,525	3,534
Northrop Grumman Corp.	3.500%	3/15/21	4,650	4,807
Northrop Grumman Corp.	3.250%	8/1/23	11,675	11,890
Northrop Grumman Corp.	3.200%	2/1/27	14,000	13,833
Northrop Grumman Corp.	5.050%	11/15/40	1,775	1,970
Northrop Grumman Corp.	4.750%	6/1/43	2,940	3,198
Northrop Grumman Corp.	3.850%	4/15/45	1,900	1,800
Northrop Grumman Systems Corp.	7.750%	2/15/31	2,670	3,696
Owens Corning	9.000%	6/15/19	228	259
Owens Corning	4.200%	12/15/22	6,940	7,205
Owens Corning	3.400%	8/15/26	1,400	1,329
Owens Corning	7.000%	12/1/36	5,950	7,007
Parker-Hannifin Corp.	5.500%	5/15/18	1,050	1,105
Parker-Hannifin Corp.	3.500%	9/15/22	2,125	2,203
Parker-Hannifin Corp.	3.300%	11/21/24	6,400	6,480
Parker-Hannifin Corp.	4.200%	11/21/34	2,800	2,865
Parker-Hannifin Corp.	6.250%	5/15/38	550	701
Parker-Hannifin Corp.	4.450%	11/21/44	4,800	5,063
Pentair Finance SA	2.650%	12/1/19	1,750	1,743
Pentair Finance SA	3.625%	9/15/20	1,000	1,017
Pentair Finance SA	5.000%	5/15/21	3,105	3,299
Pentair Finance SA	3.150%	9/15/22	1,064	1,038
Pentair Finance SA	4.650%	9/15/25	500	511
Precision Castparts Corp.	1.250%	1/15/18	5,025	5,018
Precision Castparts Corp.	2.250%	6/15/20	2,975	2,985
Precision Castparts Corp.	2.500%	1/15/23	9,770	9,598
Precision Castparts Corp.	3.250%	6/15/25	7,550	7,600
Precision Castparts Corp.	4.200%	6/15/35	1,250	1,304
Precision Castparts Corp.	3.900%	1/15/43	1,875	1,837
Precision Castparts Corp.	4.375%	6/15/45	1,450	1,527

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Raytheon Co.	6.400%	12/15/18	150	164
Raytheon Co.	4.400%	2/15/20	500	534
Raytheon Co.	3.125%	10/15/20	8,775	9,047
Raytheon Co.	2.500%	12/15/22	12,075	12,006
Raytheon Co.	3.150%	12/15/24	300	302
Raytheon Co.	7.200%	8/15/27	2,010	2,696
Raytheon Co.	4.875%	10/15/40	200	225
Raytheon Co.	4.700%	12/15/41	6,200	6,831
Raytheon Co.	4.200%	12/15/44	2,900	2,973
Republic Services Inc.	3.800%	5/15/18	6,970	7,154
Republic Services Inc.	5.500%	9/15/19	6,320	6,871
Republic Services Inc.	5.000%	3/1/20	5,300	5,695
Republic Services Inc.	5.250%	11/15/21	8,838	9,801
Republic Services Inc.	3.550%	6/1/22	475	492
Republic Services Inc.	4.750%	5/15/23	525	569
Republic Services Inc.	3.200%	3/15/25	1,500	1,475
Republic Services Inc.	2.900%	7/1/26	8,525	8,122
Republic Services Inc.	6.200%	3/1/40	3,440	4,306
Republic Services Inc.	5.700%	5/15/41	5,475	6,552
Rockwell Automation Inc.	2.050%	3/1/20	3,800	3,787
Rockwell Automation Inc.	6.700%	1/15/28	325	416
Rockwell Automation Inc.	6.250%	12/1/37	1,500	1,851
Rockwell Collins Inc.	5.250%	7/15/19	275	296
Rockwell Collins Inc.	3.100%	11/15/21	1,000	1,001
Rockwell Collins Inc.	3.700%	12/15/23	1,475	1,508
Rockwell Collins Inc.	4.800%	12/15/43	1,250	1,301
Roper Technologies Inc.	2.050%	10/1/18	7,850	7,871
Roper Technologies Inc.	6.250%	9/1/19	5,500	6,041
Roper Technologies Inc.	2.800%	12/15/21	1,700	1,699
Roper Technologies Inc.	3.125%	11/15/22	400	400
Roper Technologies Inc.	3.850%	12/15/25	1,925	1,935
Roper Technologies Inc.	3.800%	12/15/26	3,160	3,181
Snap-on Inc.	6.125%	9/1/21	3,135	3,622
Sonoco Products Co.	5.750%	11/1/40	4,085	4,553
Spirit AeroSystems Inc.	3.850%	6/15/26	6,180	6,025
Stanley Black & Decker Inc.	1.622%	11/17/18	3,000	2,982
Stanley Black & Decker Inc.	2.451%	11/17/18	3,500	3,532
Stanley Black & Decker Inc.	3.400%	12/1/21	4,075	4,199
Stanley Black & Decker Inc.	2.900%	11/1/22	3,000	3,004
Textron Inc.	7.250%	10/1/19	1,518	1,712
Textron Inc.	4.300%	3/1/24	2,675	2,782
Textron Inc.	3.875%	3/1/25	2,600	2,613
Textron Inc.	4.000%	3/15/26	5,300	5,308
Timken CO	3.875%	9/1/24	1,000	976
United Technologies Corp.	1.500%	11/1/19	4,000	3,967
United Technologies Corp.	4.500%	4/15/20	6,680	7,167
United Technologies Corp.	1.950%	11/1/21	10,650	10,421
United Technologies Corp.	3.100%	6/1/22	12,568	12,880
United Technologies Corp.	2.650%	11/1/26	4,075	3,897
United Technologies Corp.	6.700%	8/1/28	325	423
United Technologies Corp.	7.500%	9/15/29	3,825	5,306
United Technologies Corp.	5.400%	5/1/35	700	815
United Technologies Corp.	6.050%	6/1/36	4,815	6,013
United Technologies Corp.	6.125%	7/15/38	10,950	14,049
United Technologies Corp.	5.700%	4/15/40	9,325	11,377
United Technologies Corp.	4.500%	6/1/42	20,240	21,617

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*"
	Coupon	Date	($000)	($000)
United Technologies Corp.	4.150%	5/15/45	4,400	4,431
United Technologies Corp.	3.750%	11/1/46	6,200	5,830
Valmont Industries Inc.	5.000%	10/1/44	1,100	962
Valmont Industries Inc.	5.250%	10/1/54	2,350	2,042
Vulcan Materials Co.	7.500%	6/15/21	3,680	4,330
Vulcan Materials Co.	4.500%	4/1/25	2,750	2,875
8 Wabtec Corp.	3.450%	11/15/26	4,200	4,036
Waste Management Inc.	6.100%	3/15/18	1,150	1,209
Waste Management Inc.	4.750%	6/30/20	4,700	5,055
Waste Management Inc.	4.600%	3/1/21	6,425	6,901
Waste Management Inc.	2.400%	5/15/23	4,825	4,667
Waste Management Inc.	3.500%	5/15/24	5,785	5,959
Waste Management Inc.	3.125%	3/1/25	3,250	3,242
Waste Management Inc.	3.900%	3/1/35	1,410	1,396
Waste Management Inc.	4.100%	3/1/45	5,450	5,389
WW Grainger Inc.	4.600%	6/15/45	12,825	13,677
WW Grainger Inc.	3.750%	5/15/46	2,300	2,145
Xylem Inc.	4.375%	11/1/46	2,000	1,963

Communication (2.6%)
21st Century Fox America Inc.	6.900%	3/1/19	4,090	4,495
21st Century Fox America Inc.	4.500%	2/15/21	6,125	6,543
21st Century Fox America Inc.	3.000%	9/15/22	13,750	13,654
21st Century Fox America Inc.	4.000%	10/1/23	825	854
21st Century Fox America Inc.	3.700%	9/15/24	5,000	5,053
21st Century Fox America Inc.	3.700%	10/15/25	3,000	3,034
8 21st Century Fox America Inc.	3.375%	11/15/26	8,000	7,832
21st Century Fox America Inc.	6.550%	3/15/33	2,365	2,876
21st Century Fox America Inc.	6.200%	12/15/34	6,250	7,321
21st Century Fox America Inc.	6.400%	12/15/35	13,100	15,619
21st Century Fox America Inc.	8.150%	10/17/36	275	373
21st Century Fox America Inc.	6.150%	3/1/37	7,250	8,466
21st Century Fox America Inc.	6.650%	11/15/37	6,250	7,680
21st Century Fox America Inc.	6.900%	8/15/39	2,275	2,843
21st Century Fox America Inc.	6.150%	2/15/41	8,925	10,538
21st Century Fox America Inc.	5.400%	10/1/43	4,700	5,079
21st Century Fox America Inc.	4.750%	9/15/44	4,075	4,051
21st Century Fox America Inc.	4.950%	10/15/45	300	308
21st Century Fox America Inc.	7.750%	12/1/45	3,150	4,352
8 21st Century Fox America Inc.	4.750%	11/15/46	3,000	3,006
8 Activision Blizzard Inc.	2.300%	9/15/21	5,500	5,330
8 Activision Blizzard Inc.	3.400%	9/15/26	13,860	13,009
America Movil SAB de CV	5.000%	10/16/19	5,700	6,107
America Movil SAB de CV	5.000%	3/30/20	17,068	18,188
America Movil SAB de CV	3.125%	7/16/22	10,400	10,267
America Movil SAB de CV	6.375%	3/1/35	1,475	1,709
America Movil SAB de CV	6.125%	11/15/37	1,925	2,203
America Movil SAB de CV	6.125%	3/30/40	16,940	19,457
America Movil SAB de CV	4.375%	7/16/42	5,000	4,618
American Tower Corp.	4.500%	1/15/18	26,300	26,991
American Tower Corp.	3.300%	2/15/21	3,750	3,791
American Tower Corp.	3.450%	9/15/21	7,550	7,640
American Tower Corp.	5.900%	11/1/21	8,040	9,005
American Tower Corp.	2.250%	1/15/22	3,000	2,869
American Tower Corp.	4.700%	3/15/22	5,000	5,335
American Tower Corp.	3.500%	1/31/23	19,050	19,058

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
American Tower Corp.	5.000%	2/15/24	6,000	6,437
American Tower Corp.	4.000%	6/1/25	3,750	3,750
American Tower Corp.	4.400%	2/15/26	2,000	2,044
American Tower Corp.	3.375%	10/15/26	1,500	1,418
American Tower Corp.	3.125%	1/15/27	4,075	3,754
Ameritech Capital Funding Corp.	6.550%	1/15/28	500	566
AT&T Corp.	8.250%	11/15/31	4,785	6,574
AT&T Inc.	1.400%	12/1/17	18,660	18,617
AT&T Inc.	1.750%	1/15/18	475	475
AT&T Inc.	5.500%	2/1/18	10,265	10,652
AT&T Inc.	5.600%	5/15/18	3,800	3,986
AT&T Inc.	2.375%	11/27/18	9,300	9,372
AT&T Inc.	5.800%	2/15/19	3,900	4,185
AT&T Inc.	2.300%	3/11/19	5,275	5,293
AT&T Inc.	5.875%	10/1/19	5,000	5,462
AT&T Inc.	5.200%	3/15/20	4,080	4,380
AT&T Inc.	2.450%	6/30/20	16,375	16,232
AT&T Inc.	4.600%	2/15/21	3,075	3,249
AT&T Inc.	5.000%	3/1/21	29,850	32,087
AT&T Inc.	4.450%	5/15/21	5,590	5,899
AT&T Inc.	3.875%	8/15/21	16,760	17,267
AT&T Inc.	3.000%	2/15/22	3,775	3,742
AT&T Inc.	3.800%	3/15/22	5,050	5,164
AT&T Inc.	3.000%	6/30/22	19,500	19,118
AT&T Inc.	2.625%	12/1/22	17,850	17,074
AT&T Inc.	3.600%	2/17/23	25,025	25,107
AT&T Inc.	4.450%	4/1/24	7,825	8,144
AT&T Inc.	3.950%	1/15/25	9,975	9,975
AT&T Inc.	3.400%	5/15/25	32,638	31,325
AT&T Inc.	4.125%	2/17/26	8,076	8,146
AT&T Inc.	6.450%	6/15/34	3,570	4,034
AT&T Inc.	4.500%	5/15/35	7,550	7,286
AT&T Inc.	6.500%	9/1/37	5,156	6,058
AT&T Inc.	6.300%	1/15/38	5,265	5,944
AT&T Inc.	6.550%	2/15/39	9,665	11,244
AT&T Inc.	6.350%	3/15/40	8,500	9,673
AT&T Inc.	6.000%	8/15/40	675	746
AT&T Inc.	5.350%	9/1/40	23,353	23,768
AT&T Inc.	6.375%	3/1/41	7,775	8,943
AT&T Inc.	5.550%	8/15/41	5,350	5,579
AT&T Inc.	5.150%	3/15/42	10,650	10,593
AT&T Inc.	4.300%	12/15/42	16,336	14,601
AT&T Inc.	4.800%	6/15/44	23,000	21,766
AT&T Inc.	4.350%	6/15/45	31,483	27,881
AT&T Inc.	4.750%	5/15/46	15,744	14,914
AT&T Inc.	5.650%	2/15/47	9,125	9,793
AT&T Inc.	4.500%	3/9/48	21,208	19,085
AT&T Inc.	4.550%	3/9/49	5,238	4,702
AT&T Mobility LLC	7.125%	12/15/31	50	62
BellSouth Capital Funding Corp.	7.875%	2/15/30	4,832	6,028
BellSouth LLC	6.875%	10/15/31	3,211	3,746
BellSouth LLC	6.550%	6/15/34	528	579
BellSouth LLC	6.000%	11/15/34	344	356
BellSouth Telecommunications LLC	6.375%	6/1/28	3,275	3,642
British Telecommunications plc	5.950%	1/15/18	13,310	13,863
British Telecommunications plc	2.350%	2/14/19	1,575	1,582

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
British Telecommunications plc	9.125%	12/15/30	12,350	18,715
CBS Corp.	4.625%	5/15/18	100	104
CBS Corp.	2.300%	8/15/19	7,075	7,096
CBS Corp.	5.750%	4/15/20	12,390	13,660
CBS Corp.	4.300%	2/15/21	4,150	4,398
CBS Corp.	3.700%	8/15/24	1,175	1,183
CBS Corp.	3.500%	1/15/25	4,000	3,948
CBS Corp.	4.000%	1/15/26	3,000	3,043
CBS Corp.	2.900%	1/15/27	16,475	15,235
CBS Corp.	7.875%	7/30/30	25	34
CBS Corp.	4.850%	7/1/42	7,475	7,317
CBS Corp.	4.900%	8/15/44	3,775	3,770
CBS Corp.	4.600%	1/15/45	2,000	1,927
CC Holdings GS V LLC / Crown Castle
GS III Corp.	3.849%	4/15/23	11,900	12,092
Charter Communications Operating LLC / Charter
Communications Operating Capital	3.579%	7/23/20	12,575	12,812
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.464%	7/23/22	15,125	15,859
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.908%	7/23/25	38,800	40,756
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.384%	10/23/35	13,290	15,131
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.484%	10/23/45	19,055	21,999
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.834%	10/23/55	2,675	3,119
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	2,000	2,694
Comcast Corp.	6.300%	11/15/17	3,775	3,936
Comcast Corp.	5.875%	2/15/18	6,450	6,760
Comcast Corp.	5.700%	5/15/18	12,275	12,954
Comcast Corp.	5.700%	7/1/19	6,945	7,599
Comcast Corp.	5.150%	3/1/20	4,555	4,966
Comcast Corp.	3.125%	7/15/22	4,365	4,450
Comcast Corp.	2.850%	1/15/23	540	538
Comcast Corp.	2.750%	3/1/23	14,625	14,481
Comcast Corp.	3.600%	3/1/24	4,125	4,256
Comcast Corp.	3.375%	2/15/25	5,600	5,646
Comcast Corp.	3.375%	8/15/25	4,325	4,343
Comcast Corp.	3.150%	3/1/26	26,000	25,613
Comcast Corp.	4.250%	1/15/33	11,700	12,117
Comcast Corp.	7.050%	3/15/33	2,150	2,877
Comcast Corp.	4.200%	8/15/34	7,275	7,432
Comcast Corp.	5.650%	6/15/35	2,900	3,441
Comcast Corp.	4.400%	8/15/35	3,500	3,655
Comcast Corp.	6.500%	11/15/35	13,475	17,303
Comcast Corp.	3.200%	7/15/36	5,925	5,303
Comcast Corp.	6.450%	3/15/37	6,075	7,789
Comcast Corp.	6.950%	8/15/37	11,250	15,302
Comcast Corp.	6.400%	5/15/38	6,125	7,842
Comcast Corp.	6.550%	7/1/39	1,000	1,305
Comcast Corp.	6.400%	3/1/40	9,050	11,759
Comcast Corp.	4.650%	7/15/42	16,625	17,238
Comcast Corp.	4.500%	1/15/43	1,575	1,617
Comcast Corp.	4.750%	3/1/44	1,435	1,531
Comcast Corp.	4.600%	8/15/45	9,175	9,536

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Comcast Corp.	3.400%	7/15/46	19,800	17,110
Crown Castle International Corp.	3.400%	2/15/21	12,675	12,833
Crown Castle International Corp.	2.250%	9/1/21	2,500	2,409
Crown Castle International Corp.	5.250%	1/15/23	18,040	19,551
Crown Castle International Corp.	4.450%	2/15/26	10,650	10,983
Crown Castle International Corp.	3.700%	6/15/26	8,510	8,344
Deutsche Telekom International Finance BV	6.750%	8/20/18	5,475	5,895
Deutsche Telekom International Finance BV	6.000%	7/8/19	5,425	5,931
Deutsche Telekom International Finance BV	8.750%	6/15/30	24,287	35,669
Deutsche Telekom International Finance BV	9.250%	6/1/32	1,150	1,765
Discovery Communications LLC	5.050%	6/1/20	8,750	9,387
Discovery Communications LLC	4.375%	6/15/21	1,420	1,497
Discovery Communications LLC	3.300%	5/15/22	4,125	4,108
Discovery Communications LLC	3.250%	4/1/23	1,325	1,297
Discovery Communications LLC	3.450%	3/15/25	1,650	1,570
Discovery Communications LLC	4.900%	3/11/26	9,500	9,995
Discovery Communications LLC	6.350%	6/1/40	1,660	1,761
Discovery Communications LLC	4.950%	5/15/42	3,400	3,069
Discovery Communications LLC	4.875%	4/1/43	1,000	923
Electronic Arts Inc.	3.700%	3/1/21	4,000	4,125
Electronic Arts Inc.	4.800%	3/1/26	4,100	4,320
Grupo Televisa SAB	6.000%	5/15/18	875	922
Grupo Televisa SAB	6.625%	3/18/25	1,475	1,671
Grupo Televisa SAB	4.625%	1/30/26	7,270	7,342
Grupo Televisa SAB	8.500%	3/11/32	275	334
Grupo Televisa SAB	6.625%	1/15/40	3,795	4,000
Grupo Televisa SAB	5.000%	5/13/45	8,225	7,038
Grupo Televisa SAB	6.125%	1/31/46	5,450	5,407
GTE Corp.	6.940%	4/15/28	3,550	4,391
Historic TW Inc.	9.150%	2/1/23	2,425	3,132
Historic TW Inc.	6.625%	5/15/29	1,849	2,260
Interpublic Group of Cos. Inc.	3.750%	2/15/23	15,996	16,030
Interpublic Group of Cos. Inc.	4.200%	4/15/24	800	814
Koninklijke KPN NV	8.375%	10/1/30	5,200	6,921
Moody s Corp.	5.500%	9/1/20	638	698
Moody s Corp.	4.500%	9/1/22	16,842	17,971
Moody s Corp.	4.875%	2/15/24	3,750	4,055
Moody s Corp.	5.250%	7/15/44	6,815	7,460
NBCUniversal Media LLC	5.150%	4/30/20	8,550	9,355
NBCUniversal Media LLC	4.375%	4/1/21	3,195	3,446
NBCUniversal Media LLC	2.875%	1/15/23	14,099	14,064
NBCUniversal Media LLC	6.400%	4/30/40	8,350	10,772
NBCUniversal Media LLC	5.950%	4/1/41	2,750	3,359
NBCUniversal Media LLC	4.450%	1/15/43	9,925	10,098
New Cingular Wireless Services Inc.	8.750%	3/1/31	1,370	1,932
Omnicom Group Inc.	4.450%	8/15/20	3,850	4,085
Omnicom Group Inc.	3.625%	5/1/22	20,290	20,834
Omnicom Group Inc.	3.650%	11/1/24	3,825	3,830
Omnicom Group Inc.	3.600%	4/15/26	13,550	13,371
Orange SA	2.750%	2/6/19	5,650	5,724
Orange SA	5.375%	7/8/19	6,975	7,512
Orange SA	1.625%	11/3/19	6,800	6,689
Orange SA	4.125%	9/14/21	10,660	11,247
Orange SA	9.000%	3/1/31	14,665	22,057
Orange SA	5.375%	1/13/42	7,100	7,967
Orange SA	5.500%	2/6/44	7,870	9,037

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Pacific Bell Telephone Co.	7.125%	3/15/26	425	511
Qwest Corp.	6.750%	12/1/21	7,390	8,048
Qwest Corp.	7.250%	9/15/25	2,600	2,768
Qwest Corp.	6.875%	9/15/33	12,285	11,625
Qwest Corp.	7.125%	11/15/43	4,750	4,512
RELX Capital Inc.	3.125%	10/15/22	6,809	6,725
Rogers Communications Inc.	6.800%	8/15/18	7,225	7,783
Rogers Communications Inc.	3.000%	3/15/23	1,275	1,266
Rogers Communications Inc.	4.100%	10/1/23	6,050	6,322
Rogers Communications Inc.	3.625%	12/15/25	1,535	1,551
Rogers Communications Inc.	2.900%	11/15/26	3,000	2,796
Rogers Communications Inc.	7.500%	8/15/38	300	397
Rogers Communications Inc.	4.500%	3/15/43	3,260	3,180
Rogers Communications Inc.	5.000%	3/15/44	6,660	7,111
S&P Global Inc.	2.500%	8/15/18	4,850	4,887
S&P Global Inc.	3.300%	8/14/20	3,950	4,014
S&P Global Inc.	4.000%	6/15/25	3,750	3,836
S&P Global Inc.	4.400%	2/15/26	7,825	8,233
8 S&P Global Inc.	2.950%	1/22/27	5,800	5,405
S&P Global Inc.	6.550%	11/15/37	1,700	2,017
Scripps Networks Interactive Inc.	2.750%	11/15/19	4,525	4,587
Scripps Networks Interactive Inc.	2.800%	6/15/20	4,000	4,018
Scripps Networks Interactive Inc.	3.500%	6/15/22	2,500	2,525
Scripps Networks Interactive Inc.	3.900%	11/15/24	2,275	2,307
TCI Communications Inc.	7.875%	2/15/26	1,675	2,245
TCI Communications Inc.	7.125%	2/15/28	400	530
Telefonica Emisiones SAU	3.192%	4/27/18	19,350	19,613
Telefonica Emisiones SAU	5.877%	7/15/19	13,400	14,532
Telefonica Emisiones SAU	5.462%	2/16/21	540	590
Telefonica Emisiones SAU	4.570%	4/27/23	9,075	9,505
Telefonica Emisiones SAU	7.045%	6/20/36	14,610	16,897
Telefonica Europe BV	8.250%	9/15/30	7,100	9,249
TELUS Corp.	2.800%	2/16/27	10,525	9,833
Thomson Reuters Corp.	6.500%	7/15/18	4,225	4,511
Thomson Reuters Corp.	4.700%	10/15/19	1,525	1,616
Thomson Reuters Corp.	3.950%	9/30/21	5,150	5,299
Thomson Reuters Corp.	4.300%	11/23/23	4,575	4,769
Thomson Reuters Corp.	3.850%	9/29/24	13,700	13,874
Thomson Reuters Corp.	3.350%	5/15/26	150	146
Thomson Reuters Corp.	5.500%	8/15/35	2,975	3,166
Thomson Reuters Corp.	5.850%	4/15/40	10,445	11,387
Thomson Reuters Corp.	5.650%	11/23/43	8,025	8,756
Time Warner Cable LLC	5.850%	5/1/17	5,275	5,349
Time Warner Cable LLC	6.750%	7/1/18	12,575	13,427
Time Warner Cable LLC	8.750%	2/14/19	8,100	9,127
Time Warner Cable LLC	8.250%	4/1/19	12,550	14,110
Time Warner Cable LLC	5.000%	2/1/20	3,045	3,226
Time Warner Cable LLC	4.125%	2/15/21	3,806	3,935
Time Warner Cable LLC	4.000%	9/1/21	1,300	1,333
Time Warner Cable LLC	6.550%	5/1/37	10,245	11,608
Time Warner Cable LLC	7.300%	7/1/38	14,408	17,638
Time Warner Cable LLC	6.750%	6/15/39	9,037	10,537
Time Warner Cable LLC	5.875%	11/15/40	8,075	8,577
Time Warner Cable LLC	5.500%	9/1/41	13,550	13,848
Time Warner Cable LLC	4.500%	9/15/42	2,725	2,460
Time Warner Cos. Inc.	7.570%	2/1/24	3,825	4,709

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Time Warner Cos. Inc.	6.950%	1/15/28	6,900	8,589
Time Warner Entertainment Co. LP	8.375%	7/15/33	3,650	4,809
Time Warner Inc.	2.100%	6/1/19	3,450	3,444
Time Warner Inc.	4.875%	3/15/20	8,360	8,927
Time Warner Inc.	4.700%	1/15/21	4,050	4,334
Time Warner Inc.	4.750%	3/29/21	7,975	8,537
Time Warner Inc.	4.000%	1/15/22	295	306
Time Warner Inc.	3.400%	6/15/22	3,750	3,770
Time Warner Inc.	4.050%	12/15/23	525	539
Time Warner Inc.	3.550%	6/1/24	200	198
Time Warner Inc.	3.600%	7/15/25	14,300	14,145
Time Warner Inc.	3.875%	1/15/26	7,650	7,647
Time Warner Inc.	3.800%	2/15/27	8,000	7,946
Time Warner Inc.	7.625%	4/15/31	12,850	17,406
Time Warner Inc.	7.700%	5/1/32	3,450	4,673
Time Warner Inc.	6.200%	3/15/40	950	1,096
Time Warner Inc.	6.100%	7/15/40	5,000	5,705
Time Warner Inc.	6.250%	3/29/41	5,275	6,139
Time Warner Inc.	5.375%	10/15/41	295	312
Time Warner Inc.	4.900%	6/15/42	2,785	2,758
Time Warner Inc.	5.350%	12/15/43	10,550	11,194
Time Warner Inc.	4.650%	6/1/44	2,500	2,389
Time Warner Inc.	4.850%	7/15/45	1,700	1,690
Verizon Communications Inc.	5.500%	2/15/18	8,575	8,940
Verizon Communications Inc.	6.100%	4/15/18	3,245	3,430
Verizon Communications Inc.	3.650%	9/14/18	28,970	29,920
Verizon Communications Inc.	1.375%	8/15/19	6,825	6,718
Verizon Communications Inc.	2.625%	2/21/20	12,594	12,696
Verizon Communications Inc.	4.500%	9/15/20	33,200	35,475
Verizon Communications Inc.	3.450%	3/15/21	9,775	10,039
Verizon Communications Inc.	4.600%	4/1/21	7,810	8,370
Verizon Communications Inc.	1.750%	8/15/21	6,375	6,102
Verizon Communications Inc.	3.000%	11/1/21	11,358	11,442
Verizon Communications Inc.	3.500%	11/1/21	8,185	8,425
Verizon Communications Inc.	2.450%	11/1/22	19,700	19,008
Verizon Communications Inc.	5.150%	9/15/23	45,800	50,503
Verizon Communications Inc.	4.150%	3/15/24	11,700	12,172
Verizon Communications Inc.	3.500%	11/1/24	28,775	28,638
Verizon Communications Inc.	2.625%	8/15/26	14,435	13,283
Verizon Communications Inc.	7.750%	12/1/30	3,640	4,875
Verizon Communications Inc.	6.400%	9/15/33	5,282	6,369
Verizon Communications Inc.	5.050%	3/15/34	14,600	15,378
Verizon Communications Inc.	4.400%	11/1/34	21,425	21,066
Verizon Communications Inc.	5.850%	9/15/35	7,750	8,842
Verizon Communications Inc.	4.272%	1/15/36	24,864	23,905
Verizon Communications Inc.	6.250%	4/1/37	4,925	5,816
Verizon Communications Inc.	6.400%	2/15/38	7,625	9,099
Verizon Communications Inc.	6.900%	4/15/38	3,275	3,992
Verizon Communications Inc.	7.350%	4/1/39	7,800	10,083
Verizon Communications Inc.	6.000%	4/1/41	5,305	6,096
Verizon Communications Inc.	4.750%	11/1/41	7,925	7,768
Verizon Communications Inc.	3.850%	11/1/42	12,900	11,117
Verizon Communications Inc.	6.550%	9/15/43	18,900	23,424
Verizon Communications Inc.	4.125%	8/15/46	12,000	10,835
Verizon Communications Inc.	4.862%	8/21/46	24,155	24,436
Verizon Communications Inc.	4.522%	9/15/48	40,246	38,319

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	5.012%	8/21/54	40,527	40,214
Verizon Communications Inc.	4.672%	3/15/55	26,924	25,346
Viacom Inc.	2.500%	9/1/18	3,025	3,034
Viacom Inc.	2.200%	4/1/19	2,075	2,055
Viacom Inc.	5.625%	9/15/19	7,520	8,093
Viacom Inc.	3.875%	12/15/21	11,790	11,896
Viacom Inc.	2.250%	2/4/22	4,800	4,507
Viacom Inc.	4.250%	9/1/23	21,275	21,311
Viacom Inc.	3.875%	4/1/24	8,000	7,732
Viacom Inc.	3.450%	10/4/26	5,535	5,113
Viacom Inc.	4.850%	12/15/34	3,320	2,957
Viacom Inc.	6.875%	4/30/36	4,335	4,698
Viacom Inc.	4.500%	2/27/42	1,665	1,375
Viacom Inc.	4.375%	3/15/43	12,200	9,709
Viacom Inc.	5.850%	9/1/43	7,785	7,622
Viacom Inc.	5.250%	4/1/44	850	773
Vodafone Group plc	1.500%	2/19/18	5,050	5,032
Vodafone Group plc	4.625%	7/15/18	1,900	1,972
Vodafone Group plc	5.450%	6/10/19	10,300	11,072
Vodafone Group plc	4.375%	3/16/21	1,343	1,422
Vodafone Group plc	2.500%	9/26/22	6,250	5,964
Vodafone Group plc	2.950%	2/19/23	10,025	9,707
Vodafone Group plc	7.875%	2/15/30	2,388	3,107
Vodafone Group plc	6.250%	11/30/32	2,675	3,058
Vodafone Group plc	6.150%	2/27/37	6,920	7,830
Vodafone Group plc	4.375%	2/19/43	20,230	17,838
Walt Disney Co.	5.875%	12/15/17	1,875	1,957
Walt Disney Co.	1.500%	9/17/18	4,000	4,004
Walt Disney Co.	1.650%	1/8/19	2,750	2,753
Walt Disney Co.	1.850%	5/30/19	6,300	6,323
Walt Disney Co.	0.875%	7/12/19	4,600	4,503
Walt Disney Co.	2.150%	9/17/20	4,450	4,460
Walt Disney Co.	2.300%	2/12/21	1,800	1,809
Walt Disney Co.	2.750%	8/16/21	1,000	1,015
Walt Disney Co.	2.350%	12/1/22	4,300	4,240
Walt Disney Co.	3.150%	9/17/25	3,800	3,835
Walt Disney Co.	3.000%	2/13/26	6,250	6,220
Walt Disney Co.	1.850%	7/30/26	17,350	15,566
Walt Disney Co.	7.000%	3/1/32	1,875	2,531
Walt Disney Co.	4.125%	12/1/41	9,633	9,764
Walt Disney Co.	3.700%	12/1/42	4,025	3,864
Walt Disney Co.	4.125%	6/1/44	11,975	12,348
WPP Finance 2010	4.750%	11/21/21	17,962	19,445
WPP Finance 2010	3.625%	9/7/22	2,500	2,543
WPP Finance 2010	3.750%	9/19/24	3,325	3,336
WPP Finance 2010	5.125%	9/7/42	700	697
WPP Finance 2010	5.625%	11/15/43	2,750	2,933

Consumer Cyclical (2.0%)
Advance Auto Parts Inc.	5.750%	5/1/20	1,475	1,581
Advance Auto Parts Inc.	4.500%	1/15/22	325	339
Advance Auto Parts Inc.	4.500%	12/1/23	1,850	1,918
Alibaba Group Holding Ltd.	2.500%	11/28/19	12,050	12,100
Alibaba Group Holding Ltd.	3.125%	11/28/21	3,050	3,051
Alibaba Group Holding Ltd.	3.600%	11/28/24	13,150	13,052
Alibaba Group Holding Ltd.	4.500%	11/28/34	3,870	3,859

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Amazon.com Inc.	2.600%	12/5/19	6,650	6,781
Amazon.com Inc.	3.300%	12/5/21	19,610	20,309
Amazon.com Inc.	2.500%	11/29/22	4,300	4,255
Amazon.com Inc.	3.800%	12/5/24	575	603
Amazon.com Inc.	4.800%	12/5/34	10,275	11,294
Amazon.com Inc.	4.950%	12/5/44	8,905	10,144
American Honda Finance Corp.	1.550%	12/11/17	15,970	15,984
American Honda Finance Corp.	2.125%	10/10/18	3,650	3,683
American Honda Finance Corp.	1.200%	7/12/19	4,000	3,922
American Honda Finance Corp.	2.250%	8/15/19	3,000	3,018
American Honda Finance Corp.	2.450%	9/24/20	14,250	14,318
American Honda Finance Corp.	1.650%	7/12/21	4,450	4,281
American Honda Finance Corp.	1.700%	9/9/21	8,400	8,082
American Honda Finance Corp.	2.300%	9/9/26	3,400	3,155
Automatic Data Processing Inc.	2.250%	9/15/20	10,445	10,484
Automatic Data Processing Inc.	3.375%	9/15/25	1,300	1,329
AutoNation Inc.	6.750%	4/15/18	1,800	1,901
AutoNation Inc.	5.500%	2/1/20	1,655	1,782
AutoNation Inc.	3.350%	1/15/21	5,040	5,064
AutoNation Inc.	4.500%	10/1/25	5,600	5,648
AutoZone Inc.	7.125%	8/1/18	7,100	7,681
AutoZone Inc.	2.500%	4/15/21	1,125	1,114
AutoZone Inc.	3.700%	4/15/22	8,000	8,262
AutoZone Inc.	2.875%	1/15/23	1,280	1,256
AutoZone Inc.	3.250%	4/15/25	6,940	6,797
AutoZone Inc.	3.125%	4/21/26	2,200	2,115
Bed Bath & Beyond Inc.	3.749%	8/1/24	950	957
Bed Bath & Beyond Inc.	4.915%	8/1/34	1,375	1,379
Bed Bath & Beyond Inc.	5.165%	8/1/44	5,304	4,851
Best Buy Co. Inc.	5.500%	3/15/21	700	765
Block Financial LLC	4.125%	10/1/20	2,875	2,935
Block Financial LLC	5.250%	10/1/25	12,925	13,114
BorgWarner Inc.	4.625%	9/15/20	400	421
BorgWarner Inc.	3.375%	3/15/25	1,050	1,031
BorgWarner Inc.	4.375%	3/15/45	3,715	3,573
Carnival Corp.	1.875%	12/15/17	950	954
Carnival Corp.	3.950%	10/15/20	2,600	2,737
Coach Inc.	4.250%	4/1/25	3,771	3,766
Costco Wholesale Corp.	1.700%	12/15/19	5,450	5,440
Costco Wholesale Corp.	1.750%	2/15/20	2,000	1,977
Costco Wholesale Corp.	2.250%	2/15/22	4,900	4,834
Cummins Inc.	3.650%	10/1/23	2,690	2,783
Cummins Inc.	7.125%	3/1/28	100	130
Cummins Inc.	4.875%	10/1/43	4,250	4,732
CVS Health Corp.	1.900%	7/20/18	12,300	12,338
CVS Health Corp.	2.250%	12/5/18	19,600	19,767
CVS Health Corp.	2.250%	8/12/19	4,940	4,967
CVS Health Corp.	2.800%	7/20/20	14,575	14,785
CVS Health Corp.	2.125%	6/1/21	9,900	9,716
CVS Health Corp.	3.500%	7/20/22	7,225	7,410
CVS Health Corp.	2.750%	12/1/22	4,990	4,916
CVS Health Corp.	4.750%	12/1/22	9,000	9,773
CVS Health Corp.	4.000%	12/5/23	6,780	7,127
CVS Health Corp.	3.375%	8/12/24	6,090	6,096
CVS Health Corp.	5.000%	12/1/24	5,700	6,232
CVS Health Corp.	3.875%	7/20/25	18,123	18,675

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
CVS Health Corp.	2.875%	6/1/26	12,325	11,722
CVS Health Corp.	5.300%	12/5/43	7,350	8,265
CVS Health Corp.	5.125%	7/20/45	27,060	30,100
Daimler Finance North America LLC	8.500%	1/18/31	7,770	11,638
Delphi Automotive plc	3.150%	11/19/20	3,960	4,014
Delphi Automotive plc	4.250%	1/15/26	2,550	2,635
Delphi Automotive plc	4.400%	10/1/46	4,000	3,666
Delphi Corp.	4.150%	3/15/24	4,455	4,598
Dollar General Corp.	3.250%	4/15/23	8,493	8,402
Dollar General Corp.	4.150%	11/1/25	3,100	3,178
DR Horton Inc.	3.750%	3/1/19	5,000	5,113
DR Horton Inc.	4.375%	9/15/22	3,550	3,630
DR Horton Inc.	4.750%	2/15/23	2,200	2,255
DR Horton Inc.	5.750%	8/15/23	4,500	4,843
eBay Inc.	2.500%	3/9/18	900	908
eBay Inc.	2.200%	8/1/19	6,925	6,921
eBay Inc.	3.250%	10/15/20	5,425	5,550
eBay Inc.	2.875%	8/1/21	5,175	5,166
eBay Inc.	3.800%	3/9/22	3,900	4,027
eBay Inc.	2.600%	7/15/22	3,250	3,142
eBay Inc.	3.450%	8/1/24	3,725	3,664
eBay Inc.	4.000%	7/15/42	4,150	3,457
Expedia Inc.	7.456%	8/15/18	1,150	1,241
Expedia Inc.	5.950%	8/15/20	8,400	9,150
Expedia Inc.	4.500%	8/15/24	2,750	2,776
Expedia Inc.	5.000%	2/15/26	4,200	4,327
Ford Holdings LLC	9.300%	3/1/30	575	774
Ford Motor Co.	6.500%	8/1/18	1,025	1,094
Ford Motor Co.	4.346%	12/8/26	14,900	15,039
Ford Motor Co.	6.625%	10/1/28	3,425	4,021
Ford Motor Co.	6.375%	2/1/29	2,925	3,329
Ford Motor Co.	7.450%	7/16/31	11,525	14,444
Ford Motor Co.	4.750%	1/15/43	13,250	12,528
Ford Motor Co.	7.400%	11/1/46	3,250	4,248
Ford Motor Co.	5.291%	12/8/46	14,500	14,673
Ford Motor Credit Co. LLC	3.000%	6/12/17	8,200	8,247
Ford Motor Credit Co. LLC	2.145%	1/9/18	16,600	16,628
Ford Motor Credit Co. LLC	2.375%	1/16/18	7,000	7,028
Ford Motor Credit Co. LLC	5.000%	5/15/18	10,675	11,082
Ford Motor Credit Co. LLC	2.551%	10/5/18	8,775	8,822
Ford Motor Credit Co. LLC	2.375%	3/12/19	18,700	18,685
Ford Motor Credit Co. LLC	2.021%	5/3/19	1,400	1,386
Ford Motor Credit Co. LLC	1.897%	8/12/19	5,600	5,500
Ford Motor Credit Co. LLC	2.597%	11/4/19	9,750	9,735
Ford Motor Credit Co. LLC	8.125%	1/15/20	12,565	14,453
Ford Motor Credit Co. LLC	2.459%	3/27/20	1,000	985
Ford Motor Credit Co. LLC	3.157%	8/4/20	1,100	1,109
Ford Motor Credit Co. LLC	3.200%	1/15/21	8,425	8,433
Ford Motor Credit Co. LLC	5.750%	2/1/21	2,681	2,932
Ford Motor Credit Co. LLC	3.336%	3/18/21	14,800	14,893
Ford Motor Credit Co. LLC	5.875%	8/2/21	13,294	14,662
Ford Motor Credit Co. LLC	3.219%	1/9/22	8,500	8,374
Ford Motor Credit Co. LLC	4.375%	8/6/23	6,625	6,822
Ford Motor Credit Co. LLC	3.664%	9/8/24	5,125	4,995
Ford Motor Credit Co. LLC	4.134%	8/4/25	16,200	16,228
Ford Motor Credit Co. LLC	4.389%	1/8/26	4,000	4,035

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
General Motors Co.	3.500%	10/2/18	3,675	3,744
General Motors Co.	4.875%	10/2/23	9,240	9,658
General Motors Co.	4.000%	4/1/25	2,750	2,689
General Motors Co.	5.000%	4/1/35	6,730	6,547
General Motors Co.	6.600%	4/1/36	4,151	4,687
General Motors Co.	6.250%	10/2/43	9,505	10,380
General Motors Co.	5.200%	4/1/45	15,970	15,214
General Motors Co.	6.750%	4/1/46	7,590	8,822
General Motors Financial Co. Inc.	3.000%	9/25/17	3,342	3,371
General Motors Financial Co. Inc.	3.250%	5/15/18	2,200	2,227
General Motors Financial Co. Inc.	6.750%	6/1/18	5,065	5,370
General Motors Financial Co. Inc.	3.100%	1/15/19	20,575	20,776
General Motors Financial Co. Inc.	2.400%	5/9/19	10,000	9,934
General Motors Financial Co. Inc.	3.500%	7/10/19	5,750	5,854
General Motors Financial Co. Inc.	2.350%	10/4/19	7,000	6,911
General Motors Financial Co. Inc.	3.150%	1/15/20	5,200	5,221
General Motors Financial Co. Inc.	3.200%	7/13/20	24,425	24,465
General Motors Financial Co. Inc.	3.700%	11/24/20	9,050	9,194
General Motors Financial Co. Inc.	4.200%	3/1/21	8,000	8,227
General Motors Financial Co. Inc.	3.200%	7/6/21	7,225	7,126
General Motors Financial Co. Inc.	4.375%	9/25/21	3,265	3,374
General Motors Financial Co. Inc.	3.450%	4/10/22	7,775	7,660
General Motors Financial Co. Inc.	3.700%	5/9/23	8,450	8,304
General Motors Financial Co. Inc.	4.250%	5/15/23	4,550	4,588
General Motors Financial Co. Inc.	4.000%	1/15/25	7,545	7,353
General Motors Financial Co. Inc.	5.250%	3/1/26	4,700	4,890
General Motors Financial Co. Inc.	4.000%	10/6/26	6,000	5,751
Harley-Davidson Inc.	3.500%	7/28/25	4,450	4,453
Harley-Davidson Inc.	4.625%	7/28/45	3,235	3,206
Harman International Industries Inc.	4.150%	5/15/25	2,400	2,479
Home Depot Inc.	2.250%	9/10/18	9,750	9,873
Home Depot Inc.	2.000%	6/15/19	7,900	7,967
Home Depot Inc.	2.000%	4/1/21	4,025	3,993
Home Depot Inc.	4.400%	4/1/21	10,030	10,874
Home Depot Inc.	2.625%	6/1/22	11,000	11,033
Home Depot Inc.	2.700%	4/1/23	3,000	2,991
Home Depot Inc.	3.750%	2/15/24	6,680	7,016
Home Depot Inc.	3.350%	9/15/25	4,000	4,097
Home Depot Inc.	3.000%	4/1/26	6,100	6,071
Home Depot Inc.	2.125%	9/15/26	4,875	4,491
Home Depot Inc.	5.875%	12/16/36	21,696	27,258
Home Depot Inc.	5.400%	9/15/40	2,890	3,423
Home Depot Inc.	5.950%	4/1/41	2,505	3,160
Home Depot Inc.	4.200%	4/1/43	8,675	8,915
Home Depot Inc.	4.875%	2/15/44	7,650	8,631
Home Depot Inc.	4.400%	3/15/45	2,950	3,113
Home Depot Inc.	4.250%	4/1/46	7,795	8,132
Home Depot Inc.	3.500%	9/15/56	7,000	6,170
Hyatt Hotels Corp.	3.375%	7/15/23	3,050	3,002
Hyatt Hotels Corp.	4.850%	3/15/26	800	846
Kohl s Corp.	4.000%	11/1/21	9,380	9,826
Kohl s Corp.	3.250%	2/1/23	1,750	1,722
Kohl s Corp.	4.750%	12/15/23	1,700	1,769
Kohl s Corp.	4.250%	7/17/25	8,502	8,502
Kohl s Corp.	5.550%	7/17/45	1,575	1,498
Lear Corp.	4.750%	1/15/23	800	824

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Lear Corp.	5.250%	1/15/25	7,550	7,909
Lowe s Cos. Inc.	1.150%	4/15/19	4,650	4,591
Lowe s Cos. Inc.	4.625%	4/15/20	1,355	1,451
Lowe s Cos. Inc.	3.750%	4/15/21	1,545	1,630
Lowe s Cos. Inc.	3.800%	11/15/21	2,675	2,833
Lowe s Cos. Inc.	3.120%	4/15/22	1,625	1,662
Lowe s Cos. Inc.	3.875%	9/15/23	8,325	8,810
Lowe s Cos. Inc.	3.125%	9/15/24	12,900	12,939
Lowe s Cos. Inc.	3.375%	9/15/25	6,235	6,327
Lowe s Cos. Inc.	2.500%	4/15/26	7,925	7,501
Lowe s Cos. Inc.	6.875%	2/15/28	175	229
Lowe s Cos. Inc.	6.500%	3/15/29	800	1,033
Lowe s Cos. Inc.	5.500%	10/15/35	584	687
Lowe s Cos. Inc.	5.800%	10/15/36	6,400	7,729
Lowe s Cos. Inc.	6.650%	9/15/37	2,000	2,647
Lowe s Cos. Inc.	5.800%	4/15/40	2,920	3,581
Lowe s Cos. Inc.	5.125%	11/15/41	900	1,017
Lowe s Cos. Inc.	4.650%	4/15/42	4,300	4,552
Lowe s Cos. Inc.	5.000%	9/15/43	6,869	7,642
Lowe s Cos. Inc.	4.250%	9/15/44	1,950	1,957
Lowe s Cos. Inc.	4.375%	9/15/45	6,050	6,217
Lowe s Cos. Inc.	3.700%	4/15/46	14,200	13,218
Macy s Retail Holdings Inc.	3.450%	1/15/21	2,715	2,778
Macy s Retail Holdings Inc.	3.875%	1/15/22	2,050	2,104
Macy s Retail Holdings Inc.	2.875%	2/15/23	14,308	13,607
Macy s Retail Holdings Inc.	4.375%	9/1/23	9,275	9,531
Macy s Retail Holdings Inc.	3.625%	6/1/24	2,300	2,248
Macy s Retail Holdings Inc.	7.000%	2/15/28	2,350	2,682
Macy s Retail Holdings Inc.	6.900%	4/1/29	1,500	1,695
Macy s Retail Holdings Inc.	4.500%	12/15/34	3,000	2,677
Macy s Retail Holdings Inc.	6.375%	3/15/37	2,550	2,692
Macy s Retail Holdings Inc.	5.125%	1/15/42	3,750	3,461
Macy s Retail Holdings Inc.	4.300%	2/15/43	1,300	1,073
Magna International Inc.	3.625%	6/15/24	7,570	7,661
Magna International Inc.	4.150%	10/1/25	1,450	1,504
Marriott International Inc.	3.000%	3/1/19	1,750	1,781
Marriott International Inc.	3.375%	10/15/20	2,075	2,138
Marriott International Inc.	2.875%	3/1/21	2,500	2,510
Marriott International Inc.	3.125%	10/15/21	4,700	4,746
Marriott International Inc.	2.300%	1/15/22	2,000	1,937
Marriott International Inc.	3.250%	9/15/22	3,525	3,552
Marriott International Inc.	3.125%	2/15/23	2,000	1,954
Marriott International Inc.	3.750%	3/15/25	4,650	4,601
Marriott International Inc.	3.750%	10/1/25	2,340	2,342
Marriott International Inc.	3.125%	6/15/26	4,090	3,860
Marriott International Inc.	4.500%	10/1/34	1,875	1,822
Mastercard Inc.	2.000%	4/1/19	3,175	3,200
Mastercard Inc.	2.000%	11/21/21	5,150	5,073
Mastercard Inc.	3.375%	4/1/24	4,050	4,167
Mastercard Inc.	2.950%	11/21/26	6,750	6,664
Mastercard Inc.	3.800%	11/21/46	3,750	3,664
McDonald s Corp.	5.350%	3/1/18	4,995	5,205
McDonald s Corp.	2.100%	12/7/18	500	503
McDonald s Corp.	5.000%	2/1/19	4,525	4,800
McDonald s Corp.	1.875%	5/29/19	6,450	6,431
McDonald s Corp.	2.750%	12/9/20	7,889	7,967

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
McDonald s Corp.	3.625%	5/20/21	1,750	1,816
McDonald s Corp.	2.625%	1/15/22	10,340	10,278
McDonald s Corp.	3.375%	5/26/25	3,105	3,113
McDonald s Corp.	3.700%	1/30/26	14,940	15,136
McDonald s Corp.	4.700%	12/9/35	5,375	5,682
McDonald s Corp.	6.300%	10/15/37	325	404
McDonald s Corp.	6.300%	3/1/38	1,525	1,900
McDonald s Corp.	5.700%	2/1/39	4,000	4,595
McDonald s Corp.	3.700%	2/15/42	14,175	12,620
McDonald s Corp.	3.625%	5/1/43	1,725	1,508
McDonald s Corp.	4.600%	5/26/45	6,810	6,954
McDonald s Corp.	4.875%	12/9/45	11,500	12,236
Metropolitan Museum of Art New York Revenue	3.400%	7/1/45	1,900	1,720
NIKE Inc.	2.250%	5/1/23	175	170
NIKE Inc.	2.375%	11/1/26	6,000	5,649
NIKE Inc.	3.625%	5/1/43	6,025	5,670
NIKE Inc.	3.875%	11/1/45	3,175	3,114
NIKE Inc.	3.375%	11/1/46	2,350	2,115
Nordstrom Inc.	6.250%	1/15/18	5,625	5,884
Nordstrom Inc.	4.750%	5/1/20	3,975	4,242
Nordstrom Inc.	4.000%	10/15/21	5,315	5,561
Nordstrom Inc.	6.950%	3/15/28	1,500	1,822
Nordstrom Inc.	5.000%	1/15/44	3,260	3,223
NVR Inc.	3.950%	9/15/22	6,615	6,725
O Reilly Automotive Inc.	4.875%	1/14/21	600	646
O Reilly Automotive Inc.	3.800%	9/1/22	4,554	4,710
O Reilly Automotive Inc.	3.850%	6/15/23	7,075	7,266
O Reilly Automotive Inc.	3.550%	3/15/26	1,350	1,346
PACCAR Financial Corp.	1.450%	3/9/18	800	800
PACCAR Financial Corp.	1.750%	8/14/18	775	777
PACCAR Financial Corp.	1.300%	5/10/19	10,650	10,528
PACCAR Financial Corp.	1.200%	8/12/19	1,500	1,475
PACCAR Financial Corp.	2.200%	9/15/19	1,600	1,611
PACCAR Financial Corp.	2.500%	8/14/20	2,000	2,009
PACCAR Financial Corp.	2.250%	2/25/21	1,500	1,483
Priceline Group Inc.	3.650%	3/15/25	9,700	9,618
Priceline Group Inc.	3.600%	6/1/26	14,100	13,911
QVC Inc.	3.125%	4/1/19	1,490	1,507
QVC Inc.	5.125%	7/2/22	425	440
QVC Inc.	4.375%	3/15/23	450	447
QVC Inc.	4.850%	4/1/24	4,300	4,315
QVC Inc.	4.450%	2/15/25	2,100	2,017
QVC Inc.	5.450%	8/15/34	350	317
QVC Inc.	5.950%	3/15/43	3,175	2,851
Ralph Lauren Corp.	2.125%	9/26/18	1,675	1,689
Ralph Lauren Corp.	2.625%	8/18/20	1,670	1,684
Ross Stores Inc.	3.375%	9/15/24	1,300	1,305
Signet UK Finance plc	4.700%	6/15/24	2,300	2,191
Staples Inc.	2.750%	1/12/18	3,430	3,455
Staples Inc.	4.375%	1/12/23	2,228	2,227
Starbucks Corp.	2.000%	12/5/18	3,700	3,733
Starbucks Corp.	2.100%	2/4/21	4,375	4,359
Starbucks Corp.	2.700%	6/15/22	350	351
Starbucks Corp.	3.850%	10/1/23	5,200	5,530
Starbucks Corp.	2.450%	6/15/26	3,000	2,841
Starbucks Corp.	4.300%	6/15/45	1,250	1,303

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Target Corp.	6.000%	1/15/18	5,055	5,284
Target Corp.	2.300%	6/26/19	6,500	6,594
Target Corp.	3.875%	7/15/20	5,630	5,959
Target Corp.	2.900%	1/15/22	9,180	9,346
Target Corp.	3.500%	7/1/24	5,300	5,487
Target Corp.	2.500%	4/15/26	4,740	4,508
Target Corp.	6.350%	11/1/32	1,680	2,135
Target Corp.	6.500%	10/15/37	4,058	5,385
Target Corp.	7.000%	1/15/38	2,100	2,928
Target Corp.	4.000%	7/1/42	12,100	12,028
Target Corp.	3.625%	4/15/46	5,725	5,275
Tiffany & Co.	4.900%	10/1/44	1,650	1,537
TJX Cos. Inc.	2.750%	6/15/21	10,875	11,056
TJX Cos. Inc.	2.500%	5/15/23	5,598	5,482
TJX Cos. Inc.	2.250%	9/15/26	13,200	12,151
Toyota Motor Credit Corp.	1.375%	1/10/18	5,995	5,994
Toyota Motor Credit Corp.	1.450%	1/12/18	5,000	5,001
Toyota Motor Credit Corp.	1.200%	4/6/18	11,500	11,455
Toyota Motor Credit Corp.	1.550%	7/13/18	4,500	4,498
Toyota Motor Credit Corp.	2.000%	10/24/18	7,625	7,665
Toyota Motor Credit Corp.	2.100%	1/17/19	6,575	6,605
Toyota Motor Credit Corp.	1.700%	2/19/19	5,755	5,736
Toyota Motor Credit Corp.	1.400%	5/20/19	5,000	4,942
Toyota Motor Credit Corp.	2.125%	7/18/19	5,200	5,222
Toyota Motor Credit Corp.	1.550%	10/18/19	4,000	3,951
Toyota Motor Credit Corp.	2.150%	3/12/20	19,800	19,712
Toyota Motor Credit Corp.	4.500%	6/17/20	3,523	3,778
Toyota Motor Credit Corp.	4.250%	1/11/21	2,200	2,362
Toyota Motor Credit Corp.	1.900%	4/8/21	11,000	10,768
Toyota Motor Credit Corp.	2.750%	5/17/21	4,250	4,298
Toyota Motor Credit Corp.	3.400%	9/15/21	1,645	1,707
Toyota Motor Credit Corp.	3.300%	1/12/22	9,650	9,941
Toyota Motor Credit Corp.	2.625%	1/10/23	6,975	6,874
Toyota Motor Credit Corp.	2.250%	10/18/23	6,000	5,745
Under Armour Inc.	3.250%	6/15/26	6,975	6,572
VF Corp.	3.500%	9/1/21	8,035	8,370
VF Corp.	6.450%	11/1/37	3,375	4,254
Visa Inc.	1.200%	12/14/17	29,590	29,586
Visa Inc.	2.200%	12/14/20	19,950	19,992
Visa Inc.	2.800%	12/14/22	16,550	16,591
Visa Inc.	3.150%	12/14/25	25,990	26,091
Visa Inc.	4.150%	12/14/35	8,470	8,831
Visa Inc.	4.300%	12/14/45	23,800	25,010
Wal-Mart Stores Inc.	5.800%	2/15/18	7,345	7,704
Wal-Mart Stores Inc.	1.950%	12/15/18	9,925	10,004
Wal-Mart Stores Inc.	3.625%	7/8/20	8,750	9,198
Wal-Mart Stores Inc.	3.250%	10/25/20	4,395	4,554
Wal-Mart Stores Inc.	4.250%	4/15/21	10,860	11,730
Wal-Mart Stores Inc.	2.550%	4/11/23	7,300	7,237
Wal-Mart Stores Inc.	3.300%	4/22/24	12,050	12,365
Wal-Mart Stores Inc.	5.875%	4/5/27	12,250	15,022
Wal-Mart Stores Inc.	7.550%	2/15/30	6,496	9,363
Wal-Mart Stores Inc.	5.250%	9/1/35	6,280	7,472
Wal-Mart Stores Inc.	6.500%	8/15/37	18,125	24,482
Wal-Mart Stores Inc.	6.200%	4/15/38	10,555	13,900
Wal-Mart Stores Inc.	5.625%	4/1/40	9,575	11,818

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	4.875%	7/8/40	8,320	9,344
Wal-Mart Stores Inc.	5.000%	10/25/40	6,325	7,239
Wal-Mart Stores Inc.	5.625%	4/15/41	9,895	12,222
Wal-Mart Stores Inc.	4.000%	4/11/43	7,760	7,762
Wal-Mart Stores Inc.	4.750%	10/2/43	16,720	18,656
Wal-Mart Stores Inc.	4.300%	4/22/44	3,150	3,318
Walgreen Co.	5.250%	1/15/19	489	516
Walgreen Co.	3.100%	9/15/22	7,100	7,084
Walgreen Co.	4.400%	9/15/42	5,100	4,904
Walgreens Boots Alliance Inc.	1.750%	11/17/17	6,000	5,985
Walgreens Boots Alliance Inc.	1.750%	5/30/18	6,000	6,002
Walgreens Boots Alliance Inc.	2.700%	11/18/19	8,500	8,612
Walgreens Boots Alliance Inc.	2.600%	6/1/21	9,380	9,293
Walgreens Boots Alliance Inc.	3.300%	11/18/21	6,300	6,412
Walgreens Boots Alliance Inc.	3.800%	11/18/24	9,100	9,230
Walgreens Boots Alliance Inc.	3.450%	6/1/26	16,300	15,979
Walgreens Boots Alliance Inc.	4.500%	11/18/34	4,615	4,616
Walgreens Boots Alliance Inc.	4.800%	11/18/44	8,325	8,508
Walgreens Boots Alliance Inc.	4.650%	6/1/46	9,150	9,271
Western Union Co.	6.200%	11/17/36	3,350	3,479
Western Union Co.	6.200%	6/21/40	1,850	1,883
Wyndham Worldwide Corp.	2.500%	3/1/18	975	981
Wyndham Worldwide Corp.	4.250%	3/1/22	9,990	10,314
Wyndham Worldwide Corp.	3.900%	3/1/23	570	569

Consumer Noncyclical (4.5%)
Abbott Laboratories	5.125%	4/1/19	6,902	7,365
Abbott Laboratories	2.350%	11/22/19	19,825	19,824
Abbott Laboratories	2.000%	3/15/20	8,475	8,347
Abbott Laboratories	4.125%	5/27/20	2,700	2,834
Abbott Laboratories	2.900%	11/30/21	22,000	21,925
Abbott Laboratories	2.550%	3/15/22	5,000	4,877
Abbott Laboratories	3.400%	11/30/23	18,375	18,229
Abbott Laboratories	2.950%	3/15/25	1,500	1,439
Abbott Laboratories	3.750%	11/30/26	24,950	24,745
Abbott Laboratories	4.750%	11/30/36	14,175	14,398
Abbott Laboratories	6.150%	11/30/37	3,330	3,954
Abbott Laboratories	6.000%	4/1/39	350	416
Abbott Laboratories	5.300%	5/27/40	2,201	2,352
Abbott Laboratories	4.900%	11/30/46	25,950	26,576
AbbVie Inc.	1.800%	5/14/18	20,900	20,915
AbbVie Inc.	2.000%	11/6/18	11,775	11,793
AbbVie Inc.	2.500%	5/14/20	25,720	25,716
AbbVie Inc.	2.300%	5/14/21	5,550	5,425
AbbVie Inc.	2.900%	11/6/22	19,407	19,186
AbbVie Inc.	3.200%	11/6/22	7,666	7,652
AbbVie Inc.	2.850%	5/14/23	10,000	9,693
AbbVie Inc.	3.600%	5/14/25	24,060	23,701
AbbVie Inc.	3.200%	5/14/26	15,565	14,788
AbbVie Inc.	4.500%	5/14/35	13,545	13,315
AbbVie Inc.	4.300%	5/14/36	6,300	5,999
AbbVie Inc.	4.400%	11/6/42	18,813	17,684
AbbVie Inc.	4.700%	5/14/45	22,753	22,305
AbbVie Inc.	4.450%	5/14/46	8,000	7,649
Actavis Funding SCS	2.350%	3/12/18	21,985	22,102
Actavis Funding SCS	2.450%	6/15/19	8,070	8,106

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Actavis Funding SCS	3.000%	3/12/20	27,800	28,170
Actavis Funding SCS	3.450%	3/15/22	16,100	16,145
Actavis Funding SCS	3.850%	6/15/24	11,000	11,085
Actavis Funding SCS	3.800%	3/15/25	25,123	25,089
Actavis Funding SCS	4.550%	3/15/35	17,220	16,906
Actavis Funding SCS	4.850%	6/15/44	13,101	12,940
Actavis Funding SCS	4.750%	3/15/45	16,700	16,412
Actavis Inc.	3.250%	10/1/22	9,900	9,831
Actavis Inc.	4.625%	10/1/42	6,700	6,453
Agilent Technologies Inc.	5.000%	7/15/20	4,500	4,855
Agilent Technologies Inc.	3.200%	10/1/22	4,315	4,318
Agilent Technologies Inc.	3.875%	7/15/23	3,800	3,912
Agilent Technologies Inc.	3.050%	9/22/26	5,700	5,436
Ahold Finance USA LLC	6.875%	5/1/29	1,100	1,350
Allergan Inc.	3.375%	9/15/20	2,000	2,048
5 Allina Health System	4.805%	11/15/45	1,000	1,070
Altria Group Inc.	9.250%	8/6/19	401	472
Altria Group Inc.	2.625%	1/14/20	21,397	21,603
Altria Group Inc.	4.750%	5/5/21	10,395	11,325
Altria Group Inc.	2.850%	8/9/22	3,900	3,901
Altria Group Inc.	2.950%	5/2/23	3,175	3,159
Altria Group Inc.	4.000%	1/31/24	8,350	8,774
Altria Group Inc.	2.625%	9/16/26	1,750	1,654
Altria Group Inc.	4.250%	8/9/42	7,991	7,871
Altria Group Inc.	4.500%	5/2/43	6,334	6,414
Altria Group Inc.	5.375%	1/31/44	11,263	12,993
Altria Group Inc.	3.875%	9/16/46	6,575	6,059
AmerisourceBergen Corp.	4.875%	11/15/19	2,741	2,936
AmerisourceBergen Corp.	3.500%	11/15/21	6,375	6,552
AmerisourceBergen Corp.	3.400%	5/15/24	4,475	4,492
AmerisourceBergen Corp.	3.250%	3/1/25	1,750	1,728
AmerisourceBergen Corp.	4.250%	3/1/45	2,475	2,374
Amgen Inc.	6.150%	6/1/18	6,320	6,699
Amgen Inc.	5.700%	2/1/19	8,014	8,611
Amgen Inc.	2.200%	5/22/19	9,845	9,915
Amgen Inc.	2.125%	5/1/20	6,570	6,520
Amgen Inc.	3.450%	10/1/20	825	851
Amgen Inc.	4.100%	6/15/21	7,515	7,929
Amgen Inc.	1.850%	8/19/21	6,725	6,457
Amgen Inc.	3.875%	11/15/21	4,570	4,782
Amgen Inc.	2.700%	5/1/22	2,875	2,843
Amgen Inc.	3.625%	5/15/22	11,075	11,435
Amgen Inc.	2.250%	8/19/23	7,100	6,688
Amgen Inc.	3.625%	5/22/24	13,929	14,132
Amgen Inc.	2.600%	8/19/26	9,150	8,397
Amgen Inc.	4.950%	10/1/41	4,475	4,619
Amgen Inc.	4.400%	5/1/45	16,820	16,064
8 Amgen Inc.	4.563%	6/15/48	30,344	29,193
8 Amgen Inc.	4.663%	6/15/51	29,015	27,933
Anheuser-Busch Cos. LLC	5.500%	1/15/18	6,307	6,536
Anheuser-Busch Cos. LLC	6.800%	8/20/32	575	727
Anheuser-Busch Cos. LLC	5.750%	4/1/36	2,995	3,513
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	13,215	13,167
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	28,380	28,431
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	10,475	10,523
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	45,860	46,028

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	7,550	7,374
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	34,725	35,318
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	8,100	8,365
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	79,017	80,115
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	36,795	38,658
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	14,425	13,604
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	5,725	5,920
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	82,715	89,349
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	10,435	11,603
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	5,525	6,242
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	26,540	28,934
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	4,375	4,724
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	2,200	2,346
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	25,550	25,129
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	5,600	8,427
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	6,185	7,736
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	10,426	11,311
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	10,825	9,786
Archer-Daniels-Midland Co.	5.450%	3/15/18	5,449	5,694
Archer-Daniels-Midland Co.	4.479%	3/1/21	587	635
Archer-Daniels-Midland Co.	2.500%	8/11/26	7,800	7,395
Archer-Daniels-Midland Co.	5.935%	10/1/32	530	632
Archer-Daniels-Midland Co.	5.375%	9/15/35	2,345	2,687
Archer-Daniels-Midland Co.	4.535%	3/26/42	2,500	2,626
Archer-Daniels-Midland Co.	4.016%	4/16/43	5,191	5,066
Ascension Health	3.945%	11/15/46	5,275	5,015
5 Ascension Health	4.847%	11/15/53	1,375	1,484
AstraZeneca plc	1.750%	11/16/18	6,000	6,003
AstraZeneca plc	1.950%	9/18/19	5,900	5,883
AstraZeneca plc	2.375%	11/16/20	12,725	12,676
AstraZeneca plc	3.375%	11/16/25	8,740	8,664
AstraZeneca plc	6.450%	9/15/37	14,545	18,748
AstraZeneca plc	4.000%	9/18/42	5,925	5,621
AstraZeneca plc	4.375%	11/16/45	8,075	8,038
Baxalta Inc.	2.000%	6/22/18	1,775	1,776
Baxalta Inc.	2.875%	6/23/20	5,475	5,468
Baxalta Inc.	3.600%	6/23/22	3,650	3,669
Baxalta Inc.	4.000%	6/23/25	11,500	11,500
Baxalta Inc.	5.250%	6/23/45	5,880	6,271
Baxter International Inc.	1.700%	8/15/21	4,425	4,248
Baxter International Inc.	2.600%	8/15/26	4,925	4,532
Baxter International Inc.	3.500%	8/15/46	3,750	3,146
Baylor Scott & White Holdings Texas Revenue	4.185%	11/15/45	450	438
Beam Suntory Inc.	1.750%	6/15/18	1,525	1,518
Beam Suntory Inc.	3.250%	5/15/22	600	599
Beam Suntory Inc.	3.250%	6/15/23	850	831
Becton Dickinson & Co.	1.800%	12/15/17	5,410	5,422
Becton Dickinson & Co.	2.675%	12/15/19	6,686	6,783
Becton Dickinson & Co.	3.250%	11/12/20	5,300	5,432
Becton Dickinson & Co.	3.125%	11/8/21	2,985	3,058
Becton Dickinson & Co.	3.300%	3/1/23	5,000	5,011
Becton Dickinson & Co.	3.734%	12/15/24	5,148	5,252
Becton Dickinson & Co.	6.000%	5/15/39	275	320
Becton Dickinson & Co.	5.000%	11/12/40	6,622	6,995
Becton Dickinson & Co.	4.875%	5/15/44	600	627
Becton Dickinson & Co.	4.685%	12/15/44	7,450	7,707

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Bio-Rad Laboratories Inc.	4.875%	12/15/20	500	532
Biogen Inc.	6.875%	3/1/18	3,100	3,274
Biogen Inc.	2.900%	9/15/20	18,041	18,221
Biogen Inc.	3.625%	9/15/22	6,250	6,402
Biogen Inc.	4.050%	9/15/25	13,945	14,294
Biogen Inc.	5.200%	9/15/45	17,655	18,869
Boston Scientific Corp.	2.650%	10/1/18	4,050	4,081
Boston Scientific Corp.	6.000%	1/15/20	3,670	4,022
Boston Scientific Corp.	3.375%	5/15/22	2,975	3,017
Boston Scientific Corp.	4.125%	10/1/23	2,700	2,791
Boston Scientific Corp.	3.850%	5/15/25	6,450	6,450
Boston Scientific Corp.	7.000%	11/15/35	4,100	5,015
Boston Scientific Corp.	7.375%	1/15/40	2,000	2,484
Bristol-Myers Squibb Co.	1.750%	3/1/19	5,325	5,309
Bristol-Myers Squibb Co.	2.000%	8/1/22	9,675	9,378
Bristol-Myers Squibb Co.	7.150%	6/15/23	100	123
Bristol-Myers Squibb Co.	3.250%	11/1/23	1,750	1,800
Bristol-Myers Squibb Co.	5.875%	11/15/36	2,163	2,678
Bristol-Myers Squibb Co.	6.125%	5/1/38	480	613
Bristol-Myers Squibb Co.	3.250%	8/1/42	5,690	5,054
Bristol-Myers Squibb Co.	4.500%	3/1/44	2,125	2,290
Brown-Forman Corp.	1.000%	1/15/18	800	796
Brown-Forman Corp.	2.250%	1/15/23	1,375	1,328
Brown-Forman Corp.	3.750%	1/15/43	2,050	1,890
Brown-Forman Corp.	4.500%	7/15/45	2,750	2,855
Bunge Ltd. Finance Corp.	8.500%	6/15/19	3,965	4,542
Bunge Ltd. Finance Corp.	3.500%	11/24/20	2,600	2,631
Bunge Ltd. Finance Corp.	3.250%	8/15/26	3,000	2,880
Campbell Soup Co.	2.500%	8/2/22	1,850	1,812
Campbell Soup Co.	3.300%	3/19/25	1,900	1,907
Campbell Soup Co.	3.800%	8/2/42	2,550	2,288
Cardinal Health Inc.	1.700%	3/15/18	7,150	7,142
Cardinal Health Inc.	1.950%	6/15/18	2,100	2,098
Cardinal Health Inc.	4.625%	12/15/20	5,135	5,504
Cardinal Health Inc.	3.200%	6/15/22	3,600	3,628
Cardinal Health Inc.	3.200%	3/15/23	4,450	4,475
Cardinal Health Inc.	3.750%	9/15/25	3,250	3,345
Cardinal Health Inc.	4.600%	3/15/43	1,275	1,266
Cardinal Health Inc.	4.500%	11/15/44	2,150	2,117
Cardinal Health Inc.	4.900%	9/15/45	3,300	3,474
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	3,225	3,127
5 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	6,900	6,107
Celgene Corp.	2.125%	8/15/18	3,850	3,865
Celgene Corp.	2.300%	8/15/18	2,500	2,513
Celgene Corp.	2.250%	5/15/19	3,975	3,978
Celgene Corp.	2.875%	8/15/20	8,875	8,963
Celgene Corp.	3.950%	10/15/20	10,310	10,760
Celgene Corp.	3.250%	8/15/22	4,950	4,984
Celgene Corp.	3.550%	8/15/22	3,985	4,072
Celgene Corp.	4.000%	8/15/23	3,550	3,669
Celgene Corp.	3.625%	5/15/24	14,025	14,056
Celgene Corp.	3.875%	8/15/25	15,450	15,648
Celgene Corp.	5.700%	10/15/40	2,457	2,724
Celgene Corp.	5.250%	8/15/43	3,730	3,918
Celgene Corp.	4.625%	5/15/44	5,750	5,625
Celgene Corp.	5.000%	8/15/45	12,365	12,909

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Children s Hospital Medical Center Ohio GO	4.268%	5/15/44	1,050	1,033
Church & Dwight Co. Inc.	2.450%	12/15/19	2,590	2,586
City of Hope	5.623%	11/15/43	2,000	2,349
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	2,765	2,615
Clorox Co.	3.800%	11/15/21	1,288	1,353
Clorox Co.	3.050%	9/15/22	4,800	4,851
Clorox Co.	3.500%	12/15/24	3,850	3,912
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	6,117	6,103
Coca-Cola Co.	1.650%	3/14/18	615	617
Coca-Cola Co.	1.150%	4/1/18	7,421	7,403
Coca-Cola Co.	1.650%	11/1/18	9,850	9,877
Coca-Cola Co.	1.375%	5/30/19	3,300	3,279
Coca-Cola Co.	1.875%	10/27/20	3,750	3,712
Coca-Cola Co.	2.450%	11/1/20	14,750	14,898
Coca-Cola Co.	3.150%	11/15/20	1,100	1,139
Coca-Cola Co.	1.550%	9/1/21	14,000	13,566
Coca-Cola Co.	3.300%	9/1/21	4,780	4,972
Coca-Cola Co.	2.500%	4/1/23	5,650	5,563
Coca-Cola Co.	3.200%	11/1/23	9,575	9,811
Coca-Cola Co.	2.875%	10/27/25	7,375	7,248
Coca-Cola Co.	2.550%	6/1/26	9,100	8,730
Coca-Cola Co.	2.250%	9/1/26	8,725	8,187
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,250	4,373
Coca-Cola Enterprises Inc.	4.500%	9/1/21	1,675	1,785
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	4,900	4,912
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	1,925	2,027
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	5,100	5,200
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	7,600	8,243
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	1,750	2,223
Colgate-Palmolive Co.	1.750%	3/15/19	1,500	1,503
Colgate-Palmolive Co.	2.450%	11/15/21	1,585	1,588
Colgate-Palmolive Co.	2.300%	5/3/22	8,311	8,223
Colgate-Palmolive Co.	1.950%	2/1/23	6,800	6,523
Colgate-Palmolive Co.	2.100%	5/1/23	200	193
Colgate-Palmolive Co.	3.250%	3/15/24	200	206
Colgate-Palmolive Co.	4.000%	8/15/45	3,345	3,427
Conagra Brands Inc.	3.250%	9/15/22	5,000	5,009
Conagra Brands Inc.	3.200%	1/25/23	3,986	3,969
Conagra Brands Inc.	7.125%	10/1/26	963	1,160
Conagra Brands Inc.	7.000%	10/1/28	350	422
Conagra Brands Inc.	8.250%	9/15/30	3,825	5,069
Constellation Brands Inc.	3.875%	11/15/19	12,150	12,606
Constellation Brands Inc.	3.750%	5/1/21	4,211	4,364
Constellation Brands Inc.	6.000%	5/1/22	3,905	4,403
Constellation Brands Inc.	4.250%	5/1/23	10,000	10,325
Constellation Brands Inc.	4.750%	11/15/24	8,571	9,096
Constellation Brands Inc.	4.750%	12/1/25	1,000	1,062
Constellation Brands Inc.	3.700%	12/6/26	3,700	3,612
Covidien International Finance SA	4.200%	6/15/20	3,675	3,904
Covidien International Finance SA	3.200%	6/15/22	5,869	5,975
CR Bard Inc.	1.375%	1/15/18	14,375	14,323
CR Bard Inc.	4.400%	1/15/21	2,220	2,367
CR Bard Inc.	3.000%	5/15/26	2,000	1,905
CR Bard Inc.	6.700%	12/1/26	2,300	2,793
Danaher Corp.	1.650%	9/15/18	4,100	4,103
Danaher Corp.	2.400%	9/15/20	4,000	4,022

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Danaher Corp.	3.350%	9/15/25	3,725	3,813
Danaher Corp.	4.375%	9/15/45	8,450	8,857
Delhaize America LLC	9.000%	4/15/31	1,530	2,149
Diageo Capital plc	1.125%	4/29/18	2,500	2,482
Diageo Capital plc	4.828%	7/15/20	4,050	4,388
Diageo Capital plc	2.625%	4/29/23	12,470	12,323
Diageo Capital plc	5.875%	9/30/36	500	605
Diageo Capital plc	3.875%	4/29/43	6,569	6,218
Diageo Investment Corp.	2.875%	5/11/22	9,375	9,414
Diageo Investment Corp.	7.450%	4/15/35	200	283
Diageo Investment Corp.	4.250%	5/11/42	5,137	5,119
Dignity Health California GO	2.637%	11/1/19	2,250	2,264
Dignity Health California GO	3.125%	11/1/22	900	879
Dignity Health California GO	3.812%	11/1/24	2,050	2,032
Dignity Health California GO	4.500%	11/1/42	5,300	4,855
Dignity Health California GO	5.267%	11/1/64	1,000	971
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	965	1,028
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	4,785	4,848
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	3,475	3,448
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	392	400
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	1,600	1,569
Dr Pepper Snapple Group Inc.	3.130%	12/15/23	2,725	2,722
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	1,650	1,640
Dr Pepper Snapple Group Inc.	2.550%	9/15/26	2,500	2,310
Dr Pepper Snapple Group Inc.	3.430%	6/15/27	2,800	2,788
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	1,504	2,078
Dr Pepper Snapple Group Inc.	4.500%	11/15/45	1,200	1,218
Dr Pepper Snapple Group Inc.	4.420%	12/15/46	1,925	1,958
Edwards Lifesciences Corp.	2.875%	10/15/18	4,925	4,993
Eli Lilly & Co.	1.250%	3/1/18	4,225	4,215
Eli Lilly & Co.	1.950%	3/15/19	9,250	9,293
Eli Lilly & Co.	2.750%	6/1/25	4,550	4,459
Eli Lilly & Co.	5.550%	3/15/37	3,260	3,926
Eli Lilly & Co.	3.700%	3/1/45	3,900	3,679
Estee Lauder Cos. Inc.	1.700%	5/10/21	2,925	2,842
Estee Lauder Cos. Inc.	2.350%	8/15/22	6,358	6,235
Estee Lauder Cos. Inc.	6.000%	5/15/37	1,300	1,570
Estee Lauder Cos. Inc.	3.700%	8/15/42	3,300	3,044
Estee Lauder Cos. Inc.	4.375%	6/15/45	4,025	4,143
Express Scripts Holding Co.	3.300%	2/25/21	1,750	1,779
Express Scripts Holding Co.	4.750%	11/15/21	7,917	8,493
Express Scripts Holding Co.	3.900%	2/15/22	13,256	13,719
Express Scripts Holding Co.	3.000%	7/15/23	10,500	10,104
Express Scripts Holding Co.	3.500%	6/15/24	12,880	12,714
Express Scripts Holding Co.	4.500%	2/25/26	9,500	9,772
Express Scripts Holding Co.	3.400%	3/1/27	13,440	12,590
Express Scripts Holding Co.	6.125%	11/15/41	427	486
Express Scripts Holding Co.	4.800%	7/15/46	16,400	15,682
Flowers Foods Inc.	4.375%	4/1/22	4,725	4,957
Flowers Foods Inc.	3.500%	10/1/26	1,950	1,854
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	600	577
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	3,100	2,934
Genentech Inc.	5.250%	7/15/35	600	699
General Mills Inc.	5.650%	2/15/19	10,075	10,824
General Mills Inc.	2.200%	10/21/19	11,650	11,696
General Mills Inc.	3.150%	12/15/21	5,875	5,987

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
General Mills Inc.	3.650%	2/15/24	1,325	1,373
General Mills Inc.	5.400%	6/15/40	3,500	3,971
General Mills Inc.	4.150%	2/15/43	1,500	1,443
Gilead Sciences Inc.	1.850%	9/4/18	6,125	6,142
Gilead Sciences Inc.	2.050%	4/1/19	4,045	4,054
Gilead Sciences Inc.	2.350%	2/1/20	4,025	4,039
Gilead Sciences Inc.	2.550%	9/1/20	11,503	11,589
Gilead Sciences Inc.	4.500%	4/1/21	2,025	2,192
Gilead Sciences Inc.	4.400%	12/1/21	17,764	19,096
Gilead Sciences Inc.	1.950%	3/1/22	7,375	7,116
Gilead Sciences Inc.	3.250%	9/1/22	5,575	5,675
Gilead Sciences Inc.	2.500%	9/1/23	4,900	4,716
Gilead Sciences Inc.	3.700%	4/1/24	15,000	15,393
Gilead Sciences Inc.	3.500%	2/1/25	7,860	7,882
Gilead Sciences Inc.	3.650%	3/1/26	14,860	15,033
Gilead Sciences Inc.	2.950%	3/1/27	11,525	10,959
Gilead Sciences Inc.	4.600%	9/1/35	4,075	4,221
Gilead Sciences Inc.	4.000%	9/1/36	1,775	1,696
Gilead Sciences Inc.	5.650%	12/1/41	5,460	6,298
Gilead Sciences Inc.	4.800%	4/1/44	13,125	13,638
Gilead Sciences Inc.	4.500%	2/1/45	12,550	12,495
Gilead Sciences Inc.	4.750%	3/1/46	16,095	16,670
Gilead Sciences Inc.	4.150%	3/1/47	15,625	14,831
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	15,880	16,734
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	3,581	3,585
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	875	1,020
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	17,010	22,332
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	3,925	4,038
GlaxoSmithKline Capital plc	2.850%	5/8/22	10,450	10,515
Hasbro Inc.	3.150%	5/15/21	3,200	3,220
Hasbro Inc.	6.350%	3/15/40	1,070	1,237
Hasbro Inc.	5.100%	5/15/44	4,513	4,521
Hershey Co.	1.600%	8/21/18	1,800	1,805
Hershey Co.	4.125%	12/1/20	2,195	2,343
Hershey Co.	2.625%	5/1/23	2,750	2,700
Hershey Co.	3.200%	8/21/25	1,695	1,706
Hershey Co.	2.300%	8/15/26	3,950	3,661
Hillshire Brands Co.	4.100%	9/15/20	1,250	1,305
Hormel Foods Corp.	4.125%	4/15/21	625	666
Ingredion Inc.	4.625%	11/1/20	890	950
Ingredion Inc.	3.200%	10/1/26	3,000	2,914
Ingredion Inc.	6.625%	4/15/37	1,025	1,229
JM Smucker Co.	1.750%	3/15/18	2,000	2,000
JM Smucker Co.	2.500%	3/15/20	7,414	7,449
JM Smucker Co.	3.500%	10/15/21	7,245	7,488
JM Smucker Co.	3.000%	3/15/22	2,605	2,622
JM Smucker Co.	3.500%	3/15/25	6,800	6,838
JM Smucker Co.	4.250%	3/15/35	2,600	2,620
JM Smucker Co.	4.375%	3/15/45	4,400	4,363
Johns Hopkins Health System Corp.	3.837%	5/15/46	3,100	2,932
Johnson & Johnson	5.150%	7/15/18	4,250	4,490
Johnson & Johnson	1.650%	12/5/18	5,850	5,880
Johnson & Johnson	1.125%	3/1/19	6,000	5,937
Johnson & Johnson	1.875%	12/5/19	3,500	3,517
Johnson & Johnson	2.950%	9/1/20	9,300	9,579
Johnson & Johnson	1.650%	3/1/21	10,550	10,352

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Johnson & Johnson	3.550%	5/15/21	2,325	2,457
Johnson & Johnson	2.450%	12/5/21	5,000	5,057
Johnson & Johnson	2.050%	3/1/23	8,369	8,113
Johnson & Johnson	6.730%	11/15/23	1,203	1,490
Johnson & Johnson	3.375%	12/5/23	4,400	4,603
Johnson & Johnson	2.450%	3/1/26	12,075	11,537
Johnson & Johnson	6.950%	9/1/29	1,700	2,314
Johnson & Johnson	4.950%	5/15/33	1,600	1,853
Johnson & Johnson	4.375%	12/5/33	17,104	18,709
Johnson & Johnson	3.550%	3/1/36	5,400	5,364
Johnson & Johnson	5.950%	8/15/37	1,330	1,741
Johnson & Johnson	5.850%	7/15/38	3,797	4,943
Johnson & Johnson	4.500%	9/1/40	3,125	3,476
Johnson & Johnson	3.700%	3/1/46	12,650	12,433
Kaiser Foundation Hospitals	3.500%	4/1/22	1,835	1,881
Kaiser Foundation Hospitals	4.875%	4/1/42	5,450	5,922
Kellogg Co.	4.150%	11/15/19	300	316
Kellogg Co.	4.000%	12/15/20	8,805	9,256
Kellogg Co.	2.650%	12/1/23	7,100	6,879
Kellogg Co.	3.250%	4/1/26	4,775	4,645
Kellogg Co.	7.450%	4/1/31	867	1,121
Kellogg Co.	4.500%	4/1/46	8,900	8,676
Kimberly-Clark Corp.	7.500%	11/1/18	800	884
Kimberly-Clark Corp.	1.400%	2/15/19	3,425	3,402
Kimberly-Clark Corp.	1.850%	3/1/20	2,400	2,384
Kimberly-Clark Corp.	3.625%	8/1/20	3,150	3,295
Kimberly-Clark Corp.	2.150%	8/15/20	1,350	1,347
Kimberly-Clark Corp.	3.875%	3/1/21	2,940	3,117
Kimberly-Clark Corp.	2.400%	3/1/22	4,825	4,773
Kimberly-Clark Corp.	2.400%	6/1/23	1,600	1,564
Kimberly-Clark Corp.	2.650%	3/1/25	2,500	2,425
Kimberly-Clark Corp.	3.050%	8/15/25	3,100	3,088
Kimberly-Clark Corp.	2.750%	2/15/26	2,575	2,502
Kimberly-Clark Corp.	6.625%	8/1/37	300	410
Kimberly-Clark Corp.	5.300%	3/1/41	5,350	6,395
Kimberly-Clark Corp.	3.700%	6/1/43	2,025	1,918
Kimberly-Clark Corp.	3.200%	7/30/46	5,000	4,335
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	1,221	1,360
Koninklijke Philips NV	5.750%	3/11/18	4,225	4,426
Koninklijke Philips NV	3.750%	3/15/22	7,600	7,931
Koninklijke Philips NV	5.000%	3/15/42	3,575	3,635
Kraft Foods Group Inc.	6.125%	8/23/18	12,252	13,036
Kraft Foods Group Inc.	5.375%	2/10/20	2,539	2,749
Kraft Foods Group Inc.	3.500%	6/6/22	7,175	7,290
Kraft Foods Group Inc.	6.875%	1/26/39	7,950	10,068
Kraft Foods Group Inc.	6.500%	2/9/40	7,900	9,601
Kraft Foods Group Inc.	5.000%	6/4/42	15,408	15,793
Kraft Heinz Foods Co.	2.000%	7/2/18	8,515	8,517
Kraft Heinz Foods Co.	2.800%	7/2/20	12,450	12,527
Kraft Heinz Foods Co.	3.950%	7/15/25	15,395	15,551
Kraft Heinz Foods Co.	3.000%	6/1/26	18,963	17,744
Kraft Heinz Foods Co.	5.000%	7/15/35	5,455	5,713
Kraft Heinz Foods Co.	5.200%	7/15/45	12,050	12,568
Kraft Heinz Foods Co.	4.375%	6/1/46	22,350	20,935
Laboratory Corp. of America Holdings	2.500%	11/1/18	3,915	3,950
Laboratory Corp. of America Holdings	2.625%	2/1/20	1,500	1,501

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Laboratory Corp. of America Holdings	3.200%	2/1/22	6,800	6,827
Laboratory Corp. of America Holdings	3.750%	8/23/22	475	486
Laboratory Corp. of America Holdings	4.000%	11/1/23	550	562
Laboratory Corp. of America Holdings	3.600%	2/1/25	5,425	5,376
Laboratory Corp. of America Holdings	4.700%	2/1/45	5,675	5,590
Life Technologies Corp.	6.000%	3/1/20	3,690	4,009
Life Technologies Corp.	5.000%	1/15/21	2,175	2,323
Mattel Inc.	1.700%	3/15/18	550	549
Mattel Inc.	2.350%	5/6/19	940	942
Mattel Inc.	2.350%	8/15/21	3,000	2,926
Mattel Inc.	3.150%	3/15/23	750	735
Mattel Inc.	5.450%	11/1/41	3,500	3,510
5 Mayo Clinic	3.774%	11/15/43	5,125	4,835
5 Mayo Clinic	4.000%	11/15/47	1,375	1,313
5 Mayo Clinic	4.128%	11/15/52	1,125	1,099
McCormick & Co. Inc.	3.900%	7/15/21	875	917
McCormick & Co. Inc.	3.500%	9/1/23	2,800	2,865
McCormick & Co. Inc.	3.250%	11/15/25	1,800	1,781
McKesson Corp.	7.500%	2/15/19	4,405	4,876
McKesson Corp.	2.284%	3/15/19	5,450	5,475
McKesson Corp.	4.750%	3/1/21	1,680	1,796
McKesson Corp.	2.700%	12/15/22	5,600	5,436
McKesson Corp.	2.850%	3/15/23	1,500	1,466
McKesson Corp.	3.796%	3/15/24	6,000	6,166
McKesson Corp.	6.000%	3/1/41	5,425	6,258
McKesson Corp.	4.883%	3/15/44	2,650	2,700
Mead Johnson Nutrition Co.	4.900%	11/1/19	2,509	2,687
Mead Johnson Nutrition Co.	3.000%	11/15/20	3,775	3,807
Mead Johnson Nutrition Co.	4.125%	11/15/25	7,935	8,097
Mead Johnson Nutrition Co.	5.900%	11/1/39	5,535	6,177
Mead Johnson Nutrition Co.	4.600%	6/1/44	3,375	3,219
Medco Health Solutions Inc.	4.125%	9/15/20	590	618
Medtronic Inc.	1.500%	3/15/18	5,890	5,883
Medtronic Inc.	1.375%	4/1/18	11,220	11,194
Medtronic Inc.	5.600%	3/15/19	1,000	1,076
Medtronic Inc.	2.500%	3/15/20	27,017	27,245
Medtronic Inc.	4.125%	3/15/21	590	624
Medtronic Inc.	3.125%	3/15/22	16,080	16,390
Medtronic Inc.	3.150%	3/15/22	22,908	23,399
Medtronic Inc.	3.625%	3/15/24	5,000	5,194
Medtronic Inc.	3.500%	3/15/25	31,875	32,675
Medtronic Inc.	4.375%	3/15/35	21,917	23,094
Medtronic Inc.	6.500%	3/15/39	500	650
Medtronic Inc.	5.550%	3/15/40	1,725	2,012
Medtronic Inc.	4.500%	3/15/42	7,419	7,718
Medtronic Inc.	4.625%	3/15/44	3,838	4,115
Medtronic Inc.	4.625%	3/15/45	24,865	26,825
Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	1,700	1,650
Memorial Sloan-Kettering Cancer Center
New York GO	5.000%	7/1/42	700	785
Memorial Sloan-Kettering Cancer Center
New York GO	4.125%	7/1/52	4,430	4,260
Merck & Co. Inc.	1.100%	1/31/18	3,425	3,417
Merck & Co. Inc.	1.300%	5/18/18	3,200	3,197
Merck & Co. Inc.	1.850%	2/10/20	7,000	6,980
Merck & Co. Inc.	3.875%	1/15/21	3,375	3,578

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Merck & Co. Inc.	2.350%	2/10/22	6,900	6,823
Merck & Co. Inc.	2.400%	9/15/22	10,820	10,664
Merck & Co. Inc.	2.800%	5/18/23	8,950	8,924
Merck & Co. Inc.	2.750%	2/10/25	8,500	8,318
Merck & Co. Inc.	6.500%	12/1/33	4,172	5,410
Merck & Co. Inc.	6.550%	9/15/37	3,465	4,637
Merck & Co. Inc.	3.600%	9/15/42	3,230	3,025
Merck & Co. Inc.	4.150%	5/18/43	7,125	7,277
Merck & Co. Inc.	3.700%	2/10/45	13,459	12,786
Merck Sharp & Dohme Corp.	5.000%	6/30/19	12,845	13,852
Merck Sharp & Dohme Corp.	5.750%	11/15/36	3,900	4,740
Molson Coors Brewing Co.	1.450%	7/15/19	1,750	1,723
Molson Coors Brewing Co.	2.100%	7/15/21	3,000	2,914
Molson Coors Brewing Co.	3.500%	5/1/22	1,050	1,080
Molson Coors Brewing Co.	3.000%	7/15/26	13,176	12,441
Molson Coors Brewing Co.	5.000%	5/1/42	5,625	5,866
Molson Coors Brewing Co.	4.200%	7/15/46	13,025	12,133
Mondelez International Inc.	6.500%	2/9/40	5,415	6,641
Mylan Inc.	2.600%	6/24/18	2,058	2,056
Mylan Inc.	2.550%	3/28/19	5,462	5,446
8 Mylan Inc.	3.125%	1/15/23	350	329
Mylan Inc.	4.200%	11/29/23	9,710	9,693
Mylan Inc.	5.400%	11/29/43	3,270	3,073
8 Mylan NV	2.500%	6/7/19	3,800	3,788
8 Mylan NV	3.150%	6/15/21	11,652	11,419
8 Mylan NV	3.950%	6/15/26	13,790	12,898
8 Mylan NV	5.250%	6/15/46	5,800	5,358
New York & Presbyterian Hospital	3.563%	8/1/36	1,300	1,241
New York & Presbyterian Hospital	4.024%	8/1/45	4,390	4,264
New York & Presbyterian Hospital	4.063%	8/1/56	1,975	1,841
New York & Presbyterian Hospital	4.763%	8/1/16	1,920	1,805
Newell Brands Inc.	2.050%	12/1/17	5,100	5,117
Newell Brands Inc.	2.150%	10/15/18	1,600	1,606
Newell Brands Inc.	2.600%	3/29/19	4,125	4,172
Newell Brands Inc.	2.875%	12/1/19	3,500	3,547
Newell Brands Inc.	3.150%	4/1/21	580	588
Newell Brands Inc.	4.000%	6/15/22	7,280	7,530
Newell Brands Inc.	3.850%	4/1/23	11,850	12,242
Newell Brands Inc.	4.000%	12/1/24	5,350	5,455
Newell Brands Inc.	3.900%	11/1/25	3,825	3,845
Newell Brands Inc.	4.200%	4/1/26	21,931	22,817
Newell Brands Inc.	5.375%	4/1/36	1,200	1,353
Newell Brands Inc.	5.500%	4/1/46	12,150	13,924
Northwell Healthcare Inc.	3.979%	11/1/46	6,000	5,482
Novant Health Inc.	5.850%	11/1/19	2,125	2,342
Novant Health Inc.	4.371%	11/1/43	3,000	2,950
Novartis Capital Corp.	2.400%	9/21/22	19,825	19,570
Novartis Capital Corp.	3.400%	5/6/24	2,528	2,599
Novartis Capital Corp.	3.000%	11/20/25	11,750	11,650
Novartis Capital Corp.	3.700%	9/21/42	2,575	2,459
Novartis Capital Corp.	4.400%	5/6/44	12,415	13,318
Novartis Capital Corp.	4.000%	11/20/45	7,525	7,574
Novartis Securities Investment Ltd.	5.125%	2/10/19	10,540	11,269
NYU Hospitals Center	4.784%	7/1/44	3,325	3,426
Owens & Minor Inc.	4.375%	12/15/24	1,650	1,606
Partners Healthcare System Inc.	4.117%	7/1/55	1,500	1,441

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	3,250	3,296
PepsiCo Inc.	1.250%	4/30/18	3,100	3,093
PepsiCo Inc.	5.000%	6/1/18	12,625	13,242
PepsiCo Inc.	2.250%	1/7/19	9,075	9,189
PepsiCo Inc.	1.350%	10/4/19	5,400	5,345
PepsiCo Inc.	4.500%	1/15/20	2,800	3,006
PepsiCo Inc.	1.850%	4/30/20	10,100	9,999
PepsiCo Inc.	2.150%	10/14/20	11,625	11,623
PepsiCo Inc.	3.125%	11/1/20	5,425	5,601
PepsiCo Inc.	3.000%	8/25/21	12,420	12,704
PepsiCo Inc.	1.700%	10/6/21	6,125	5,927
PepsiCo Inc.	2.750%	3/5/22	13,050	13,166
PepsiCo Inc.	3.100%	7/17/22	3,425	3,500
PepsiCo Inc.	2.750%	3/1/23	6,750	6,739
PepsiCo Inc.	3.600%	3/1/24	1,200	1,249
PepsiCo Inc.	2.750%	4/30/25	6,700	6,544
PepsiCo Inc.	3.500%	7/17/25	3,425	3,537
PepsiCo Inc.	2.850%	2/24/26	2,000	1,964
PepsiCo Inc.	2.375%	10/6/26	6,600	6,216
PepsiCo Inc.	5.500%	1/15/40	8,075	9,658
PepsiCo Inc.	4.875%	11/1/40	6,625	7,339
PepsiCo Inc.	4.000%	3/5/42	7,600	7,531
PepsiCo Inc.	3.600%	8/13/42	250	231
PepsiCo Inc.	4.250%	10/22/44	3,675	3,767
PepsiCo Inc.	4.600%	7/17/45	4,860	5,277
PepsiCo Inc.	4.450%	4/14/46	4,000	4,246
PepsiCo Inc.	3.450%	10/6/46	7,000	6,336
PerkinElmer Inc.	5.000%	11/15/21	2,560	2,756
Perrigo Co. plc	2.300%	11/8/18	5,310	5,312
Perrigo Co. plc	4.000%	11/15/23	5,716	5,665
Perrigo Co. plc	5.300%	11/15/43	4,547	4,387
Perrigo Finance Unlimited Co.	3.500%	3/15/21	2,800	2,824
Perrigo Finance Unlimited Co.	3.500%	12/15/21	4,800	4,824
Perrigo Finance Unlimited Co.	3.900%	12/15/24	2,000	1,955
Perrigo Finance Unlimited Co.	4.375%	3/15/26	6,000	5,993
Perrigo Finance Unlimited Co.	4.900%	12/15/44	3,475	3,180
Pfizer Inc.	1.200%	6/1/18	6,250	6,235
Pfizer Inc.	1.500%	6/15/18	80	80
Pfizer Inc.	2.100%	5/15/19	6,000	6,051
Pfizer Inc.	1.450%	6/3/19	10,500	10,430
Pfizer Inc.	1.700%	12/15/19	11,000	10,987
Pfizer Inc.	1.950%	6/3/21	11,750	11,605
Pfizer Inc.	2.200%	12/15/21	3,000	2,978
Pfizer Inc.	3.000%	6/15/23	5,000	5,062
Pfizer Inc.	3.400%	5/15/24	650	671
Pfizer Inc.	2.750%	6/3/26	8,850	8,557
Pfizer Inc.	3.000%	12/15/26	24,000	23,613
Pfizer Inc.	4.000%	12/15/36	13,650	13,918
Pfizer Inc.	7.200%	3/15/39	11,540	16,617
Pfizer Inc.	4.300%	6/15/43	8,706	8,932
Pfizer Inc.	4.400%	5/15/44	5,925	6,258
Pfizer Inc.	4.125%	12/15/46	10,000	10,167
Pharmacia LLC	6.500%	12/1/18	6,000	6,541
Pharmacia LLC	6.600%	12/1/28	4,048	5,157
Philip Morris International Inc.	1.250%	11/9/17	8,660	8,657
Philip Morris International Inc.	5.650%	5/16/18	11,390	12,003

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Philip Morris International Inc.	4.500%	3/26/20	375	401
Philip Morris International Inc.	1.875%	2/25/21	10,000	9,769
Philip Morris International Inc.	4.125%	5/17/21	4,458	4,759
Philip Morris International Inc.	2.900%	11/15/21	3,500	3,542
Philip Morris International Inc.	2.500%	8/22/22	3,000	2,934
Philip Morris International Inc.	2.625%	3/6/23	2,500	2,457
Philip Morris International Inc.	2.125%	5/10/23	3,430	3,266
Philip Morris International Inc.	3.600%	11/15/23	5,300	5,492
Philip Morris International Inc.	3.250%	11/10/24	4,000	4,016
Philip Morris International Inc.	3.375%	8/11/25	2,850	2,887
Philip Morris International Inc.	2.750%	2/25/26	4,100	3,930
Philip Morris International Inc.	6.375%	5/16/38	5,600	7,169
Philip Morris International Inc.	4.375%	11/15/41	5,418	5,448
Philip Morris International Inc.	4.500%	3/20/42	6,290	6,368
Philip Morris International Inc.	3.875%	8/21/42	4,614	4,306
Philip Morris International Inc.	4.125%	3/4/43	4,750	4,585
Philip Morris International Inc.	4.875%	11/15/43	10,400	11,281
Philip Morris International Inc.	4.250%	11/10/44	7,060	6,960
Premier Health Partners	2.911%	11/15/26	3,750	3,446
5 Procter & Gamble - Esop	9.360%	1/1/21	976	1,134
Procter & Gamble Co.	1.900%	11/1/19	3,925	3,948
Procter & Gamble Co.	1.850%	2/2/21	3,400	3,362
Procter & Gamble Co.	1.700%	11/3/21	6,955	6,808
Procter & Gamble Co.	2.300%	2/6/22	8,664	8,625
Procter & Gamble Co.	3.100%	8/15/23	6,800	6,959
Procter & Gamble Co.	2.700%	2/2/26	5,500	5,378
Procter & Gamble Co.	2.450%	11/3/26	9,000	8,574
Procter & Gamble Co.	5.550%	3/5/37	1,889	2,440
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	1,250	1,177
Quest Diagnostics Inc.	2.700%	4/1/19	1,475	1,489
Quest Diagnostics Inc.	4.750%	1/30/20	2,500	2,662
Quest Diagnostics Inc.	2.500%	3/30/20	2,250	2,241
Quest Diagnostics Inc.	4.700%	4/1/21	1,335	1,427
Quest Diagnostics Inc.	4.250%	4/1/24	3,300	3,435
Quest Diagnostics Inc.	3.500%	3/30/25	1,250	1,233
Quest Diagnostics Inc.	3.450%	6/1/26	5,900	5,770
Quest Diagnostics Inc.	5.750%	1/30/40	876	933
Quest Diagnostics Inc.	4.700%	3/30/45	1,250	1,241
Reynolds American Inc.	2.300%	6/12/18	8,501	8,554
Reynolds American Inc.	8.125%	6/23/19	2,825	3,223
Reynolds American Inc.	6.875%	5/1/20	200	227
Reynolds American Inc.	3.250%	6/12/20	5,640	5,779
Reynolds American Inc.	4.000%	6/12/22	5,100	5,332
Reynolds American Inc.	4.850%	9/15/23	845	917
Reynolds American Inc.	4.450%	6/12/25	23,500	24,767
Reynolds American Inc.	5.700%	8/15/35	4,970	5,704
Reynolds American Inc.	7.250%	6/15/37	875	1,153
Reynolds American Inc.	8.125%	5/1/40	2,239	3,010
Reynolds American Inc.	7.000%	8/4/41	2,040	2,438
Reynolds American Inc.	5.850%	8/15/45	13,665	16,152
RWJ Barnabas Health Inc.	3.949%	7/1/46	2,900	2,668
Sanofi	1.250%	4/10/18	5,000	4,989
Sanofi	4.000%	3/29/21	12,865	13,633
Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	47,700	47,024
Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	29,000	27,910
Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	36,600	34,756

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
	Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	1,150	1,239
	St. Jude Medical Inc.	2.000%	9/15/18	2,700	2,704
	St. Jude Medical Inc.	2.800%	9/15/20	2,700	2,703
	St. Jude Medical Inc.	3.250%	4/15/23	5,925	5,872
	St. Jude Medical Inc.	3.875%	9/15/25	2,625	2,626
	St. Jude Medical Inc.	4.750%	4/15/43	5,375	5,242
	Stryker Corp.	2.000%	3/8/19	3,600	3,598
	Stryker Corp.	4.375%	1/15/20	700	740
	Stryker Corp.	2.625%	3/15/21	6,250	6,262
	Stryker Corp.	3.375%	5/15/24	9,500	9,534
	Stryker Corp.	3.375%	11/1/25	6,190	6,122
	Stryker Corp.	3.500%	3/15/26	5,697	5,715
	Stryker Corp.	4.375%	5/15/44	2,475	2,401
	Stryker Corp.	4.625%	3/15/46	7,185	7,297
	Sysco Corp.	5.250%	2/12/18	3,895	4,042
	Sysco Corp.	1.900%	4/1/19	3,100	3,088
	Sysco Corp.	2.600%	10/1/20	6,800	6,825
	Sysco Corp.	2.500%	7/15/21	1,825	1,806
	Sysco Corp.	2.600%	6/12/22	2,325	2,291
	Sysco Corp.	3.750%	10/1/25	2,575	2,598
	Sysco Corp.	3.300%	7/15/26	6,250	6,115
	Sysco Corp.	5.375%	9/21/35	1,798	1,998
	Sysco Corp.	4.500%	4/1/46	5,100	5,143
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	5,889	5,966
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	8,474	8,148
	Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	1,762	1,965
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	1,328	1,338
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	10,075	9,902
	Teva Pharmaceutical Finance Netherlands III BV	1.400%	7/20/18	31,500	31,212
	Teva Pharmaceutical Finance Netherlands III BV	1.700%	7/19/19	12,850	12,629
	Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	21,735	20,783
	Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	27,000	25,381
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	21,814	20,079
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	19,125	16,314
5	Texas Health Resources	4.330%	11/15/55	900	892
	The Kroger Co.	6.800%	12/15/18	2,400	2,627
	The Kroger Co.	2.000%	1/15/19	925	927
	The Kroger Co.	2.300%	1/15/19	6,845	6,888
	The Kroger Co.	1.500%	9/30/19	2,100	2,067
	The Kroger Co.	6.150%	1/15/20	4,150	4,588
	The Kroger Co.	3.300%	1/15/21	3,100	3,180
	The Kroger Co.	2.600%	2/1/21	5,200	5,187
	The Kroger Co.	2.950%	11/1/21	13,561	13,637
	The Kroger Co.	3.850%	8/1/23	4,500	4,675
	The Kroger Co.	4.000%	2/1/24	2,143	2,234
	The Kroger Co.	3.500%	2/1/26	2,000	2,008
	The Kroger Co.	2.650%	10/15/26	6,775	6,285
	The Kroger Co.	7.700%	6/1/29	3,200	4,219
	The Kroger Co.	8.000%	9/15/29	6,375	8,603
	The Kroger Co.	7.500%	4/1/31	875	1,171
	The Kroger Co.	6.900%	4/15/38	5,250	6,744
	The Kroger Co.	5.000%	4/15/42	850	894
	The Kroger Co.	5.150%	8/1/43	1,000	1,078
	The Kroger Co.	3.875%	10/15/46	3,800	3,466
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	4,125	5,613
	Thermo Fisher Scientific Inc.	1.850%	1/15/18	3,500	3,505

		100

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Thermo Fisher Scientific Inc.	2.150%	12/14/18	2,500	2,511
Thermo Fisher Scientific Inc.	2.400%	2/1/19	245	247
Thermo Fisher Scientific Inc.	4.700%	5/1/20	525	558
Thermo Fisher Scientific Inc.	4.500%	3/1/21	7,950	8,494
Thermo Fisher Scientific Inc.	3.600%	8/15/21	6,750	6,963
Thermo Fisher Scientific Inc.	3.300%	2/15/22	3,845	3,878
Thermo Fisher Scientific Inc.	3.150%	1/15/23	2,950	2,942
Thermo Fisher Scientific Inc.	3.000%	4/15/23	6,000	5,872
Thermo Fisher Scientific Inc.	4.150%	2/1/24	275	285
Thermo Fisher Scientific Inc.	3.650%	12/15/25	7,975	7,957
Thermo Fisher Scientific Inc.	2.950%	9/19/26	7,420	6,981
Thermo Fisher Scientific Inc.	5.300%	2/1/44	8,175	9,099
Trinity Health Corp.	4.125%	12/1/45	1,995	1,927
Tupperware Brands Corp.	4.750%	6/1/21	2,750	2,937
Tyson Foods Inc.	2.650%	8/15/19	7,025	7,079
Tyson Foods Inc.	4.500%	6/15/22	9,350	9,927
Tyson Foods Inc.	3.950%	8/15/24	8,973	9,108
Tyson Foods Inc.	4.875%	8/15/34	6,555	6,717
Tyson Foods Inc.	5.150%	8/15/44	3,250	3,333
Unilever Capital Corp.	4.800%	2/15/19	200	213
Unilever Capital Corp.	2.200%	3/6/19	4,205	4,244
Unilever Capital Corp.	2.100%	7/30/20	350	349
Unilever Capital Corp.	4.250%	2/10/21	10,310	11,063
Unilever Capital Corp.	1.375%	7/28/21	5,700	5,460
Unilever Capital Corp.	3.100%	7/30/25	2,700	2,706
Unilever Capital Corp.	2.000%	7/28/26	6,200	5,644
Unilever Capital Corp.	5.900%	11/15/32	2,725	3,519
Whirlpool Corp.	2.400%	3/1/19	1,900	1,909
Whirlpool Corp.	4.850%	6/15/21	1,625	1,765
Whirlpool Corp.	4.700%	6/1/22	2,125	2,311
Whirlpool Corp.	4.000%	3/1/24	2,500	2,596
Whirlpool Corp.	3.700%	5/1/25	2,400	2,405
Whirlpool Corp.	5.150%	3/1/43	2,125	2,259
Whirlpool Corp.	4.500%	6/1/46	4,425	4,307
Whole Foods Market Inc.	5.200%	12/3/25	7,325	7,720
Wyeth LLC	7.250%	3/1/23	2,000	2,477
Wyeth LLC	6.450%	2/1/24	7,775	9,434
Wyeth LLC	6.500%	2/1/34	3,425	4,418
Wyeth LLC	6.000%	2/15/36	1,680	2,080
Wyeth LLC	5.950%	4/1/37	15,460	19,446
Zeneca Wilmington Inc.	7.000%	11/15/23	2,000	2,428
Zimmer Biomet Holdings Inc.	2.000%	4/1/18	4,000	4,006
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	2,745	2,892
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	8,784	8,772
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	1,550	1,562
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	5,400	5,365
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	13,475	13,108
Zimmer Biomet Holdings Inc.	4.250%	8/15/35	1,221	1,142
Zoetis Inc.	1.875%	2/1/18	5,350	5,351
Zoetis Inc.	3.450%	11/13/20	3,100	3,174
Zoetis Inc.	3.250%	2/1/23	10,200	10,144
Zoetis Inc.	4.500%	11/13/25	3,040	3,215
Zoetis Inc.	4.700%	2/1/43	4,790	4,631

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Energy (2.6%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	772	884
Anadarko Finance Co.	7.500%	5/1/31	7,275	9,205
Anadarko Petroleum Corp.	8.700%	3/15/19	3,845	4,360
Anadarko Petroleum Corp.	6.950%	6/15/19	675	746
Anadarko Petroleum Corp.	4.850%	3/15/21	7,100	7,592
Anadarko Petroleum Corp.	3.450%	7/15/24	5,345	5,241
Anadarko Petroleum Corp.	5.550%	3/15/26	22,970	25,723
Anadarko Petroleum Corp.	6.450%	9/15/36	14,480	17,115
Anadarko Petroleum Corp.	7.950%	6/15/39	200	260
Anadarko Petroleum Corp.	6.200%	3/15/40	4,625	5,300
Anadarko Petroleum Corp.	4.500%	7/15/44	1,000	936
Anadarko Petroleum Corp.	6.600%	3/15/46	4,150	5,121
Apache Corp.	6.900%	9/15/18	4,745	5,137
Apache Corp.	3.625%	2/1/21	6,560	6,773
Apache Corp.	3.250%	4/15/22	2,201	2,241
Apache Corp.	6.000%	1/15/37	8,375	9,568
Apache Corp.	5.100%	9/1/40	14,075	14,733
Apache Corp.	5.250%	2/1/42	340	361
Apache Corp.	4.750%	4/15/43	7,424	7,664
Apache Corp.	4.250%	1/15/44	4,250	4,125
Apache Finance Canada Corp.	7.750%	12/15/29	550	714
Baker Hughes Inc.	3.200%	8/15/21	9,595	9,812
Baker Hughes Inc.	5.125%	9/15/40	5,690	6,242
Boardwalk Pipelines LP	5.750%	9/15/19	3,545	3,821
Boardwalk Pipelines LP	3.375%	2/1/23	2,150	2,045
Boardwalk Pipelines LP	4.950%	12/15/24	575	590
Boardwalk Pipelines LP	5.950%	6/1/26	12,000	13,025
BP Capital Markets plc	1.625%	8/17/17	325	325
BP Capital Markets plc	1.674%	2/13/18	8,775	8,782
BP Capital Markets plc	1.375%	5/10/18	4,000	3,986
BP Capital Markets plc	2.241%	9/26/18	6,650	6,704
BP Capital Markets plc	4.750%	3/10/19	5,675	6,006
BP Capital Markets plc	1.676%	5/3/19	2,100	2,086
BP Capital Markets plc	2.237%	5/10/19	6,000	6,027
BP Capital Markets plc	2.521%	1/15/20	3,205	3,222
BP Capital Markets plc	2.315%	2/13/20	16,850	16,875
BP Capital Markets plc	4.500%	10/1/20	11,578	12,389
BP Capital Markets plc	4.742%	3/11/21	8,965	9,740
BP Capital Markets plc	2.112%	9/16/21	200	196
BP Capital Markets plc	3.561%	11/1/21	17,824	18,592
BP Capital Markets plc	3.062%	3/17/22	3,900	3,933
BP Capital Markets plc	3.245%	5/6/22	9,575	9,749
BP Capital Markets plc	2.500%	11/6/22	7,675	7,501
BP Capital Markets plc	2.750%	5/10/23	23,115	22,691
BP Capital Markets plc	3.994%	9/26/23	2,700	2,834
BP Capital Markets plc	3.216%	11/28/23	1,800	1,801
BP Capital Markets plc	3.814%	2/10/24	2,000	2,067
BP Capital Markets plc	3.535%	11/4/24	7,725	7,817
BP Capital Markets plc	3.506%	3/17/25	2,675	2,695
BP Capital Markets plc	3.119%	5/4/26	8,681	8,420
BP Capital Markets plc	3.017%	1/16/27	5,000	4,814
BP Capital Markets plc	3.723%	11/28/28	3,000	3,038
Buckeye Partners LP	6.050%	1/15/18	1,025	1,066
Buckeye Partners LP	2.650%	11/15/18	4,175	4,207
Buckeye Partners LP	4.875%	2/1/21	1,000	1,063

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Buckeye Partners LP	4.150%	7/1/23	2,800	2,837
Buckeye Partners LP	3.950%	12/1/26	6,300	6,133
Buckeye Partners LP	5.850%	11/15/43	3,525	3,642
Buckeye Partners LP	5.600%	10/15/44	900	909
Burlington Resources Finance Co.	7.200%	8/15/31	9,562	12,328
Burlington Resources Finance Co.	7.400%	12/1/31	2,550	3,317
Canadian Natural Resources Ltd.	1.750%	1/15/18	7,925	7,909
Canadian Natural Resources Ltd.	3.450%	11/15/21	615	628
Canadian Natural Resources Ltd.	3.800%	4/15/24	10,645	10,611
Canadian Natural Resources Ltd.	7.200%	1/15/32	2,175	2,569
Canadian Natural Resources Ltd.	6.450%	6/30/33	2,325	2,608
Canadian Natural Resources Ltd.	5.850%	2/1/35	2,212	2,333
Canadian Natural Resources Ltd.	6.500%	2/15/37	7,000	7,981
Canadian Natural Resources Ltd.	6.250%	3/15/38	8,243	9,343
Canadian Natural Resources Ltd.	6.750%	2/1/39	1,000	1,160
Chevron Corp.	1.344%	11/9/17	12,000	12,010
Chevron Corp.	1.365%	3/2/18	4,275	4,270
Chevron Corp.	1.718%	6/24/18	12,575	12,612
Chevron Corp.	1.790%	11/16/18	12,000	12,043
Chevron Corp.	4.950%	3/3/19	2,750	2,933
Chevron Corp.	1.561%	5/16/19	8,000	7,963
Chevron Corp.	2.193%	11/15/19	11,850	11,962
Chevron Corp.	1.961%	3/3/20	13,375	13,321
Chevron Corp.	2.419%	11/17/20	8,000	8,046
Chevron Corp.	2.100%	5/16/21	9,000	8,913
Chevron Corp.	2.411%	3/3/22	5,150	5,102
Chevron Corp.	2.355%	12/5/22	18,044	17,692
Chevron Corp.	3.191%	6/24/23	15,330	15,682
Chevron Corp.	2.954%	5/16/26	13,800	13,549
Cimarex Energy Co.	5.875%	5/1/22	300	312
Cimarex Energy Co.	4.375%	6/1/24	3,900	4,056
Columbia Pipeline Group Inc.	2.450%	6/1/18	10,107	10,161
Columbia Pipeline Group Inc.	3.300%	6/1/20	1,750	1,783
Columbia Pipeline Group Inc.	4.500%	6/1/25	7,490	7,859
Columbia Pipeline Group Inc.	5.800%	6/1/45	3,800	4,372
Conoco Funding Co.	7.250%	10/15/31	1,475	1,900
ConocoPhillips	6.650%	7/15/18	2,475	2,650
ConocoPhillips	5.750%	2/1/19	8,690	9,335
ConocoPhillips	6.000%	1/15/20	5,585	6,165
ConocoPhillips	5.900%	10/15/32	1,725	1,994
ConocoPhillips	5.900%	5/15/38	2,620	3,077
ConocoPhillips	6.500%	2/1/39	16,963	21,407
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	5,471	6,359
ConocoPhillips Co.	1.050%	12/15/17	3,700	3,681
ConocoPhillips Co.	1.500%	5/15/18	4,100	4,084
ConocoPhillips Co.	2.200%	5/15/20	3,450	3,422
ConocoPhillips Co.	4.200%	3/15/21	5,600	5,941
ConocoPhillips Co.	2.875%	11/15/21	6,145	6,184
ConocoPhillips Co.	3.350%	11/15/24	2,847	2,847
ConocoPhillips Co.	4.950%	3/15/26	19,035	20,968
ConocoPhillips Co.	4.150%	11/15/34	5,450	5,343
ConocoPhillips Co.	4.300%	11/15/44	6,275	6,227
ConocoPhillips Co.	5.950%	3/15/46	4,000	4,969
ConocoPhillips Holding Co.	6.950%	4/15/29	3,150	3,957
Devon Energy Corp.	4.000%	7/15/21	3,800	3,905
Devon Energy Corp.	3.250%	5/15/22	13,020	12,941

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Devon Energy Corp.	7.950%	4/15/32	3,250	4,109
Devon Energy Corp.	5.600%	7/15/41	4,245	4,384
Devon Energy Corp.	4.750%	5/15/42	13,900	13,177
Devon Energy Corp.	5.000%	6/15/45	5,000	4,927
Devon Financing Co. LLC	7.875%	9/30/31	5,625	7,160
Dominion Gas Holdings LLC	2.500%	12/15/19	2,000	2,021
Dominion Gas Holdings LLC	2.800%	11/15/20	2,000	2,017
Dominion Gas Holdings LLC	3.550%	11/1/23	10,379	10,492
Dominion Gas Holdings LLC	3.600%	12/15/24	1,700	1,719
Dominion Gas Holdings LLC	4.800%	11/1/43	5,250	5,434
Dominion Gas Holdings LLC	4.600%	12/15/44	2,650	2,633
Enable Midstream Partners LP	2.400%	5/15/19	2,600	2,554
Enable Midstream Partners LP	3.900%	5/15/24	6,000	5,686
Enable Midstream Partners LP	5.000%	5/15/44	1,025	879
Enbridge Energy Partners LP	9.875%	3/1/19	930	1,062
Enbridge Energy Partners LP	5.200%	3/15/20	475	507
Enbridge Energy Partners LP	4.200%	9/15/21	9,950	10,352
Enbridge Energy Partners LP	5.875%	10/15/25	2,700	3,029
Enbridge Energy Partners LP	7.500%	4/15/38	6,250	7,424
Enbridge Energy Partners LP	5.500%	9/15/40	3,940	3,908
Enbridge Energy Partners LP	7.375%	10/15/45	4,000	4,967
Enbridge Inc.	3.500%	6/10/24	1,200	1,166
Enbridge Inc.	4.250%	12/1/26	4,700	4,791
Enbridge Inc.	4.500%	6/10/44	2,725	2,514
Enbridge Inc.	5.500%	12/1/46	5,000	5,367
Encana Corp.	6.500%	5/15/19	4,750	5,110
Encana Corp.	3.900%	11/15/21	3,500	3,532
Encana Corp.	6.500%	8/15/34	9,300	9,956
Encana Corp.	6.625%	8/15/37	4,005	4,322
Encana Corp.	6.500%	2/1/38	1,500	1,626
Energy Transfer Partners LP	6.700%	7/1/18	948	1,008
Energy Transfer Partners LP	9.700%	3/15/19	1,296	1,485
Energy Transfer Partners LP	9.000%	4/15/19	1,714	1,947
Energy Transfer Partners LP	4.150%	10/1/20	4,500	4,668
Energy Transfer Partners LP	4.650%	6/1/21	3,227	3,404
Energy Transfer Partners LP	5.200%	2/1/22	4,145	4,435
Energy Transfer Partners LP	3.600%	2/1/23	4,375	4,293
Energy Transfer Partners LP	4.900%	2/1/24	1,620	1,684
Energy Transfer Partners LP	4.050%	3/15/25	18,385	18,182
Energy Transfer Partners LP	4.750%	1/15/26	15,605	16,090
Energy Transfer Partners LP	8.250%	11/15/29	400	498
Energy Transfer Partners LP	4.900%	3/15/35	2,750	2,580
Energy Transfer Partners LP	6.625%	10/15/36	1,750	1,899
Energy Transfer Partners LP	7.500%	7/1/38	3,257	3,826
Energy Transfer Partners LP	6.050%	6/1/41	12,345	12,683
Energy Transfer Partners LP	6.500%	2/1/42	9,926	10,744
Energy Transfer Partners LP	5.150%	2/1/43	5,600	5,229
Energy Transfer Partners LP	5.150%	3/15/45	1,300	1,241
Energy Transfer Partners LP	6.125%	12/15/45	2,700	2,870
Eni USA Inc.	7.300%	11/15/27	100	123
EnLink Midstream Partners LP	2.700%	4/1/19	1,350	1,348
EnLink Midstream Partners LP	4.400%	4/1/24	5,827	5,754
EnLink Midstream Partners LP	4.150%	6/1/25	925	889
EnLink Midstream Partners LP	4.850%	7/15/26	7,800	7,790
EnLink Midstream Partners LP	5.600%	4/1/44	3,700	3,515
Enlink Midstream Partners LP	5.050%	4/1/45	440	395

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Enterprise Products Operating LLC	6.650%	4/15/18	1,900	2,015
Enterprise Products Operating LLC	1.650%	5/7/18	6,525	6,510
Enterprise Products Operating LLC	6.500%	1/31/19	6,950	7,576
Enterprise Products Operating LLC	2.550%	10/15/19	6,900	6,977
Enterprise Products Operating LLC	5.200%	9/1/20	8,600	9,398
Enterprise Products Operating LLC	2.850%	4/15/21	1,000	1,007
Enterprise Products Operating LLC	3.350%	3/15/23	5,000	5,056
Enterprise Products Operating LLC	3.900%	2/15/24	8,525	8,776
Enterprise Products Operating LLC	3.750%	2/15/25	15,025	15,235
Enterprise Products Operating LLC	3.950%	2/15/27	4,000	4,084
Enterprise Products Operating LLC	6.875%	3/1/33	7,343	8,867
Enterprise Products Operating LLC	6.650%	10/15/34	235	281
Enterprise Products Operating LLC	7.550%	4/15/38	3,130	4,028
Enterprise Products Operating LLC	6.125%	10/15/39	1,695	1,943
Enterprise Products Operating LLC	6.450%	9/1/40	2,425	2,876
Enterprise Products Operating LLC	5.950%	2/1/41	10,065	11,352
Enterprise Products Operating LLC	5.700%	2/15/42	2,425	2,671
Enterprise Products Operating LLC	4.850%	8/15/42	5,563	5,573
Enterprise Products Operating LLC	4.450%	2/15/43	13,617	12,935
Enterprise Products Operating LLC	4.850%	3/15/44	7,425	7,494
Enterprise Products Operating LLC	5.100%	2/15/45	4,450	4,670
Enterprise Products Operating LLC	4.900%	5/15/46	6,450	6,594
Enterprise Products Operating LLC	4.950%	10/15/54	2,125	2,076
EOG Resources Inc.	4.400%	6/1/20	1,880	1,995
EOG Resources Inc.	4.100%	2/1/21	9,450	9,948
EOG Resources Inc.	2.625%	3/15/23	12,900	12,500
EOG Resources Inc.	3.150%	4/1/25	400	391
EOG Resources Inc.	4.150%	1/15/26	1,500	1,569
EOG Resources Inc.	3.900%	4/1/35	2,900	2,744
EQT Corp.	6.500%	4/1/18	3,175	3,343
EQT Corp.	8.125%	6/1/19	5,725	6,443
EQT Corp.	4.875%	11/15/21	2,100	2,241
EQT Midstream Partners LP	4.125%	12/1/26	3,600	3,504
Exxon Mobil Corp.	1.439%	3/1/18	19,375	19,391
Exxon Mobil Corp.	1.305%	3/6/18	20,000	19,988
Exxon Mobil Corp.	1.819%	3/15/19	2,250	2,256
Exxon Mobil Corp.	1.912%	3/6/20	13,382	13,340
Exxon Mobil Corp.	2.222%	3/1/21	12,550	12,559
Exxon Mobil Corp.	2.397%	3/6/22	16,200	16,100
Exxon Mobil Corp.	2.726%	3/1/23	26,400	26,416
Exxon Mobil Corp.	2.709%	3/6/25	4,600	4,487
Exxon Mobil Corp.	3.567%	3/6/45	4,850	4,545
Exxon Mobil Corp.	4.114%	3/1/46	18,550	18,951
FMC Technologies Inc.	3.450%	10/1/22	2,700	2,677
Gulf South Pipeline Co. LP	4.000%	6/15/22	1,725	1,746
Halliburton Co.	2.000%	8/1/18	4,350	4,361
Halliburton Co.	5.900%	9/15/18	1,005	1,070
Halliburton Co.	6.150%	9/15/19	800	880
Halliburton Co.	3.250%	11/15/21	4,325	4,408
Halliburton Co.	3.500%	8/1/23	6,450	6,564
Halliburton Co.	3.800%	11/15/25	21,500	21,856
Halliburton Co.	4.850%	11/15/35	11,050	11,642
Halliburton Co.	6.700%	9/15/38	5,720	7,105
Halliburton Co.	7.450%	9/15/39	1,859	2,501
Halliburton Co.	4.500%	11/15/41	2,607	2,558
Halliburton Co.	4.750%	8/1/43	8,625	8,825

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Halliburton Co.	5.000%	11/15/45	11,675	12,440
Hess Corp.	3.500%	7/15/24	1,600	1,537
Hess Corp.	4.300%	4/1/27	14,500	14,404
Hess Corp.	7.875%	10/1/29	1,900	2,280
Hess Corp.	7.300%	8/15/31	950	1,099
Hess Corp.	7.125%	3/15/33	2,050	2,335
Hess Corp.	6.000%	1/15/40	12,940	13,370
Hess Corp.	5.600%	2/15/41	8,830	8,973
Hess Corp.	5.800%	4/1/47	5,700	5,918
Husky Energy Inc.	6.150%	6/15/19	200	218
Husky Energy Inc.	7.250%	12/15/19	2,020	2,295
Husky Energy Inc.	3.950%	4/15/22	1,300	1,345
Husky Energy Inc.	4.000%	4/15/24	4,500	4,574
Husky Energy Inc.	6.800%	9/15/37	4,610	5,451
Kerr-McGee Corp.	6.950%	7/1/24	5,505	6,520
Kerr-McGee Corp.	7.875%	9/15/31	875	1,119
Kinder Morgan Energy Partners LP	5.950%	2/15/18	6,350	6,622
Kinder Morgan Energy Partners LP	2.650%	2/1/19	13,350	13,427
Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,127	5,772
Kinder Morgan Energy Partners LP	6.850%	2/15/20	10,075	11,233
Kinder Morgan Energy Partners LP	6.500%	4/1/20	4,961	5,489
Kinder Morgan Energy Partners LP	5.300%	9/15/20	1,400	1,503
Kinder Morgan Energy Partners LP	5.000%	10/1/21	11,940	12,718
Kinder Morgan Energy Partners LP	4.150%	3/1/22	4,426	4,547
Kinder Morgan Energy Partners LP	3.950%	9/1/22	9,440	9,664
Kinder Morgan Energy Partners LP	3.450%	2/15/23	7,200	7,137
Kinder Morgan Energy Partners LP	3.500%	9/1/23	8,783	8,655
Kinder Morgan Energy Partners LP	4.300%	5/1/24	5,500	5,621
Kinder Morgan Energy Partners LP	4.250%	9/1/24	8,612	8,804
Kinder Morgan Energy Partners LP	7.400%	3/15/31	1,980	2,330
Kinder Morgan Energy Partners LP	7.300%	8/15/33	2,000	2,345
Kinder Morgan Energy Partners LP	6.500%	2/1/37	6,150	6,732
Kinder Morgan Energy Partners LP	6.950%	1/15/38	5,815	6,745
Kinder Morgan Energy Partners LP	6.500%	9/1/39	8,425	9,297
Kinder Morgan Energy Partners LP	6.550%	9/15/40	5,000	5,506
Kinder Morgan Energy Partners LP	7.500%	11/15/40	150	179
Kinder Morgan Energy Partners LP	6.375%	3/1/41	3,600	3,906
Kinder Morgan Energy Partners LP	5.625%	9/1/41	5,500	5,517
Kinder Morgan Energy Partners LP	5.000%	8/15/42	2,775	2,662
Kinder Morgan Energy Partners LP	4.700%	11/1/42	6,400	5,955
Kinder Morgan Energy Partners LP	5.000%	3/1/43	1,000	963
Kinder Morgan Energy Partners LP	5.500%	3/1/44	1,000	1,021
Kinder Morgan Inc.	6.500%	9/15/20	1,500	1,681
Kinder Morgan Inc.	4.300%	6/1/25	12,000	12,341
Kinder Morgan Inc.	7.800%	8/1/31	2,730	3,369
Kinder Morgan Inc.	7.750%	1/15/32	5,450	6,679
Kinder Morgan Inc.	5.300%	12/1/34	5,000	5,104
Kinder Morgan Inc.	5.550%	6/1/45	12,855	13,456
Kinder Morgan Inc.	5.050%	2/15/46	10,227	10,115
Magellan Midstream Partners LP	6.550%	7/15/19	6,750	7,469
Magellan Midstream Partners LP	4.250%	2/1/21	3,950	4,185
Magellan Midstream Partners LP	5.000%	3/1/26	4,500	4,929
Magellan Midstream Partners LP	6.400%	5/1/37	1,000	1,183
Magellan Midstream Partners LP	4.200%	12/1/42	525	477
Magellan Midstream Partners LP	5.150%	10/15/43	1,625	1,688
Magellan Midstream Partners LP	4.200%	3/15/45	800	728

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Magellan Midstream Partners LP	4.250%	9/15/46	3,000	2,813
Marathon Oil Corp.	5.900%	3/15/18	1,228	1,280
Marathon Oil Corp.	2.700%	6/1/20	2,090	2,064
Marathon Oil Corp.	2.800%	11/1/22	7,600	7,230
Marathon Oil Corp.	3.850%	6/1/25	4,810	4,642
Marathon Oil Corp.	6.800%	3/15/32	2,670	2,944
Marathon Oil Corp.	6.600%	10/1/37	5,000	5,425
Marathon Oil Corp.	5.200%	6/1/45	4,150	3,901
Marathon Petroleum Corp.	2.700%	12/14/18	5,000	5,066
Marathon Petroleum Corp.	3.400%	12/15/20	2,700	2,759
Marathon Petroleum Corp.	5.125%	3/1/21	6,000	6,542
Marathon Petroleum Corp.	3.625%	9/15/24	5,150	5,090
Marathon Petroleum Corp.	6.500%	3/1/41	9,939	10,584
Marathon Petroleum Corp.	4.750%	9/15/44	1,676	1,481
Marathon Petroleum Corp.	5.000%	9/15/54	2,050	1,735
MPLX LP	4.500%	7/15/23	12,100	12,281
MPLX LP	4.875%	12/1/24	11,692	11,955
MPLX LP	4.875%	6/1/25	3,300	3,383
Nabors Industries Inc.	6.150%	2/15/18	6,145	6,398
Nabors Industries Inc.	9.250%	1/15/19	875	970
Nabors Industries Inc.	5.000%	9/15/20	3,985	4,095
Nabors Industries Inc.	4.625%	9/15/21	4,575	4,655
National Fuel Gas Co.	6.500%	4/15/18	2,129	2,228
National Fuel Gas Co.	8.750%	5/1/19	1,500	1,688
National Oilwell Varco Inc.	2.600%	12/1/22	22,015	20,381
National Oilwell Varco Inc.	3.950%	12/1/42	3,100	2,360
Noble Energy Inc.	8.250%	3/1/19	7,923	8,905
Noble Energy Inc.	4.150%	12/15/21	10,300	10,756
Noble Energy Inc.	8.000%	4/1/27	4,895	6,060
Noble Energy Inc.	6.000%	3/1/41	2,300	2,545
Noble Energy Inc.	5.250%	11/15/43	12,460	12,662
Occidental Petroleum Corp.	1.500%	2/15/18	4,650	4,653
Occidental Petroleum Corp.	4.100%	2/1/21	10,560	11,221
Occidental Petroleum Corp.	3.125%	2/15/22	7,640	7,814
Occidental Petroleum Corp.	2.700%	2/15/23	5,125	5,068
Occidental Petroleum Corp.	3.500%	6/15/25	10,500	10,654
Occidental Petroleum Corp.	3.400%	4/15/26	8,000	8,044
Occidental Petroleum Corp.	4.625%	6/15/45	2,800	2,921
Occidental Petroleum Corp.	4.400%	4/15/46	4,975	5,042
Oceaneering International Inc.	4.650%	11/15/24	2,150	2,115
ONEOK Partners LP	3.200%	9/15/18	4,400	4,496
ONEOK Partners LP	3.375%	10/1/22	12,425	12,466
ONEOK Partners LP	6.650%	10/1/36	8,303	9,409
ONEOK Partners LP	6.850%	10/15/37	2,325	2,701
ONEOK Partners LP	6.200%	9/15/43	3,200	3,564
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	4,703	4,848
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	275	290
Petro-Canada	6.050%	5/15/18	7,200	7,600
Petro-Canada	7.875%	6/15/26	500	623
Petro-Canada	7.000%	11/15/28	475	586
Petro-Canada	5.350%	7/15/33	1,325	1,463
Petro-Canada	5.950%	5/15/35	6,395	7,516
Petro-Canada	6.800%	5/15/38	5,525	7,155
Phillips 66	2.950%	5/1/17	16,925	17,019
Phillips 66	4.300%	4/1/22	12,935	13,884
Phillips 66	4.650%	11/15/34	400	415

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Phillips 66	5.875%	5/1/42	11,400	13,450
Phillips 66	4.875%	11/15/44	11,805	12,411
Phillips 66 Partners LP	2.646%	2/15/20	1,255	1,251
Phillips 66 Partners LP	3.605%	2/15/25	3,500	3,424
Phillips 66 Partners LP	4.680%	2/15/45	1,375	1,272
Phillips 66 Partners LP	4.900%	10/1/46	2,000	1,919
Pioneer Natural Resources Co.	6.875%	5/1/18	2,905	3,087
Pioneer Natural Resources Co.	3.450%	1/15/21	4,000	4,087
Pioneer Natural Resources Co.	3.950%	7/15/22	5,200	5,403
Pioneer Natural Resources Co.	4.450%	1/15/26	8,650	9,158
Pioneer Natural Resources Co.	7.200%	1/15/28	2,378	2,897
Plains All American Pipeline LP / PAA
Finance Corp.	5.750%	1/15/20	12,660	13,758
Plains All American Pipeline LP / PAA
Finance Corp.	5.000%	2/1/21	1,460	1,573
Plains All American Pipeline LP / PAA
Finance Corp.	3.650%	6/1/22	600	604
Plains All American Pipeline LP / PAA
Finance Corp.	2.850%	1/31/23	7,507	7,095
Plains All American Pipeline LP / PAA
Finance Corp.	3.850%	10/15/23	2,396	2,375
Plains All American Pipeline LP / PAA
Finance Corp.	3.600%	11/1/24	12,960	12,446
Plains All American Pipeline LP / PAA
Finance Corp.	4.650%	10/15/25	6,715	6,945
Plains All American Pipeline LP / PAA
Finance Corp.	4.500%	12/15/26	7,300	7,370
Plains All American Pipeline LP / PAA
Finance Corp.	6.700%	5/15/36	970	1,066
Plains All American Pipeline LP / PAA
Finance Corp.	5.150%	6/1/42	2,975	2,739
Plains All American Pipeline LP / PAA
Finance Corp.	4.300%	1/31/43	8,875	7,378
Plains All American Pipeline LP / PAA
Finance Corp.	4.700%	6/15/44	4,575	4,067
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.750%	9/1/20	1,725	1,859
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.875%	3/1/22	5,950	6,515
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.000%	10/1/22	11,300	11,922
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.500%	4/15/23	5,650	5,869
Repsol Oil & Gas Canada Inc.	7.750%	6/1/19	3,975	4,303
Sasol Financing International plc	4.500%	11/14/22	5,500	5,477
Schlumberger Investment SA	3.650%	12/1/23	17,538	18,329
Shell International Finance BV	1.900%	8/10/18	6,275	6,311
Shell International Finance BV	1.625%	11/10/18	12,500	12,495
Shell International Finance BV	2.000%	11/15/18	6,625	6,664
Shell International Finance BV	1.375%	5/10/19	4,350	4,300
Shell International Finance BV	1.375%	9/12/19	9,000	8,874
Shell International Finance BV	4.300%	9/22/19	36,800	39,042
Shell International Finance BV	4.375%	3/25/20	7,650	8,157
Shell International Finance BV	2.125%	5/11/20	10,000	9,963
Shell International Finance BV	2.250%	11/10/20	550	548
Shell International Finance BV	1.875%	5/10/21	20,000	19,552

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Shell International Finance BV	1.750%	9/12/21	10,000	9,705
Shell International Finance BV	2.375%	8/21/22	11,865	11,592
Shell International Finance BV	2.250%	1/6/23	3,250	3,131
Shell International Finance BV	3.400%	8/12/23	7,080	7,248
Shell International Finance BV	3.250%	5/11/25	3,700	3,687
Shell International Finance BV	2.875%	5/10/26	16,000	15,432
Shell International Finance BV	2.500%	9/12/26	11,800	11,051
Shell International Finance BV	4.125%	5/11/35	26,341	26,722
Shell International Finance BV	6.375%	12/15/38	12,542	16,062
Shell International Finance BV	5.500%	3/25/40	4,025	4,676
Shell International Finance BV	3.625%	8/21/42	8,275	7,469
Shell International Finance BV	4.550%	8/12/43	2,975	3,086
Shell International Finance BV	4.375%	5/11/45	18,121	18,394
Shell International Finance BV	4.000%	5/10/46	10,250	9,785
Shell International Finance BV	3.750%	9/12/46	14,250	13,093
Southern Natural Gas Co. LLC	8.000%	3/1/32	2,299	2,876
Southern Natural Gas Co. LLC / Southern
Natural Issuing Corp.	4.400%	6/15/21	7,315	7,752
Spectra Energy Capital LLC	6.200%	4/15/18	8,350	8,748
Spectra Energy Capital LLC	8.000%	10/1/19	535	608
Spectra Energy Capital LLC	3.300%	3/15/23	3,800	3,673
Spectra Energy Capital LLC	6.750%	2/15/32	725	799
Spectra Energy Capital LLC	7.500%	9/15/38	675	816
Spectra Energy Partners LP	2.950%	9/25/18	175	178
Spectra Energy Partners LP	4.750%	3/15/24	3,500	3,723
Spectra Energy Partners LP	3.500%	3/15/25	8,600	8,390
Spectra Energy Partners LP	3.375%	10/15/26	2,075	1,982
Spectra Energy Partners LP	5.950%	9/25/43	2,240	2,533
Spectra Energy Partners LP	4.500%	3/15/45	3,300	3,132
Suncor Energy Inc.	6.100%	6/1/18	4,475	4,724
Suncor Energy Inc.	7.150%	2/1/32	3,375	4,239
Suncor Energy Inc.	5.950%	12/1/34	575	675
Suncor Energy Inc.	6.500%	6/15/38	10,220	12,959
Suncor Energy Inc.	6.850%	6/1/39	2,255	2,955
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	5,950	6,266
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	575	580
Sunoco Logistics Partners Operations LP	5.950%	12/1/25	1,000	1,119
Sunoco Logistics Partners Operations LP	3.900%	7/15/26	8,000	7,734
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	250	260
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	5,525	5,080
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	8,375	8,096
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	4,475	4,355
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	825	959
Texas Eastern Transmission LP	7.000%	7/15/32	2,905	3,544
Tosco Corp.	7.800%	1/1/27	315	402
Tosco Corp.	8.125%	2/15/30	4,000	5,472
Total Capital Canada Ltd.	1.450%	1/15/18	12,455	12,444
Total Capital Canada Ltd.	2.750%	7/15/23	6,800	6,732
Total Capital International SA	2.125%	1/10/19	8,000	8,045
Total Capital International SA	2.100%	6/19/19	11,500	11,552
Total Capital International SA	2.750%	6/19/21	22,675	22,902
Total Capital International SA	2.875%	2/17/22	11,075	11,167
Total Capital International SA	2.700%	1/25/23	7,550	7,471
Total Capital International SA	3.700%	1/15/24	7,575	7,894
Total Capital International SA	3.750%	4/10/24	2,966	3,102
Total Capital SA	2.125%	8/10/18	2,900	2,920

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
	Total Capital SA	4.450%	6/24/20	5,075	5,442
	Total Capital SA	4.125%	1/28/21	3,005	3,196
	TransCanada PipeLines Ltd.	6.500%	8/15/18	11,740	12,566
	TransCanada PipeLines Ltd.	3.800%	10/1/20	7,332	7,643
	TransCanada PipeLines Ltd.	2.500%	8/1/22	6,075	5,941
	TransCanada PipeLines Ltd.	3.750%	10/16/23	4,775	4,946
	TransCanada PipeLines Ltd.	4.875%	1/15/26	5,221	5,794
	TransCanada PipeLines Ltd.	4.625%	3/1/34	7,750	8,157
	TransCanada PipeLines Ltd.	5.600%	3/31/34	2,000	2,297
	TransCanada PipeLines Ltd.	5.850%	3/15/36	3,225	3,849
	TransCanada PipeLines Ltd.	6.200%	10/15/37	12,175	15,114
	TransCanada PipeLines Ltd.	7.250%	8/15/38	2,600	3,505
	TransCanada PipeLines Ltd.	6.100%	6/1/40	3,975	4,948
	TransCanada PipeLines Ltd.	5.000%	10/16/43	9,135	10,142
	Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	1,545	1,623
8	Transcontinental Gas Pipe Line Co. LLC	7.850%	2/1/26	12,000	15,120
	Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	3,223	2,938
	Valero Energy Corp.	9.375%	3/15/19	2,150	2,475
	Valero Energy Corp.	6.125%	2/1/20	3,875	4,276
	Valero Energy Corp.	3.650%	3/15/25	1,050	1,039
	Valero Energy Corp.	3.400%	9/15/26	14,900	14,268
	Valero Energy Corp.	7.500%	4/15/32	3,825	4,704
	Valero Energy Corp.	6.625%	6/15/37	9,706	11,262
	Valero Energy Corp.	4.900%	3/15/45	6,000	5,929
	Valero Energy Partners LP	4.375%	12/15/26	1,800	1,818
	Western Gas Partners LP	2.600%	8/15/18	800	802
	Western Gas Partners LP	5.375%	6/1/21	7,275	7,821
	Western Gas Partners LP	3.950%	6/1/25	4,300	4,236
	Western Gas Partners LP	4.650%	7/1/26	2,000	2,068
	Western Gas Partners LP	5.450%	4/1/44	4,925	5,065
	Williams Partners LP	5.250%	3/15/20	2,101	2,248
	Williams Partners LP	4.000%	11/15/21	4,050	4,154
	Williams Partners LP	3.600%	3/15/22	10,205	10,252
	Williams Partners LP	3.350%	8/15/22	4,350	4,280
	Williams Partners LP	4.500%	11/15/23	3,300	3,386
	Williams Partners LP	4.300%	3/4/24	1,000	1,009
	Williams Partners LP	3.900%	1/15/25	12,518	12,264
	Williams Partners LP	4.000%	9/15/25	7,275	7,185
	Williams Partners LP	6.300%	4/15/40	4,145	4,428
	Williams Partners LP	5.800%	11/15/43	10,125	10,345
	Williams Partners LP	5.400%	3/4/44	1,450	1,403
	Williams Partners LP	4.900%	1/15/45	1,100	1,016
	Williams Partners LP	5.100%	9/15/45	9,645	9,155
	Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	3,875	3,919
	Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	8,300	8,352
	XTO Energy Inc.	5.500%	6/15/18	100	106

	Other Industrial (0.1%)
	California Institute of Technology GO	4.321%	8/1/45	1,025	1,067
	California Institute of Technology GO	4.700%	11/1/11	5,600	5,290
	CBRE Services Inc.	5.250%	3/15/25	3,700	3,797
	CBRE Services Inc.	4.875%	3/1/26	12,045	12,030
	Cintas Corp. No 2	3.250%	6/1/22	1,025	1,036
	Dartmouth College New Hampshire GO	3.474%	6/1/46	7,400	6,903
5	Duke University	3.199%	10/1/38	1,750	1,601
5	Duke University Revenue	3.299%	10/1/46	5,000	4,505

		110

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Fluor Corp.	3.375%	9/15/21	7,980	8,151
Fluor Corp.	3.500%	12/15/24	9,950	10,039
George Washington University District of
Columbia GO	3.545%	9/15/46	2,100	1,805
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	1,975	2,054
5 Johns Hopkins University Maryland GO	4.083%	7/1/53	5,350	5,335
Massachusetts Institute of Technology GO	5.600%	7/1/11	6,425	7,692
Massachusetts Institute of Technology GO	4.678%	7/1/14	13,800	13,771
Massachusetts Institute of Technology GO	3.885%	7/1/16	4,750	4,039
5 Northwestern University Illinois GO	3.688%	12/1/38	1,750	1,740
5 Northwestern University Illinois GO	4.643%	12/1/44	3,900	4,393
President & Fellows of Harvard College
Massachusetts GO	3.619%	10/1/37	2,700	2,665
5 Rice University Texas GO	3.574%	5/15/45	6,400	6,080
5 University of Notre Dame DU LAC Indiana GO	3.438%	2/15/45	2,925	2,798
University of Pennsylvania GO	4.674%	9/1/12	5,200	5,109
5 University of Southern California GO	3.028%	10/1/39	5,321	4,715
Wesleyan University Connecticut GO	4.781%	7/1/16	1,350	1,277
Yale University Connecticut GO	2.086%	4/15/19	2,000	2,015

Technology (2.1%)
Adobe Systems Inc.	4.750%	2/1/20	4,275	4,583
Adobe Systems Inc.	3.250%	2/1/25	8,983	8,964
Alphabet Inc.	3.625%	5/19/21	3,125	3,313
Alphabet Inc.	1.998%	8/15/26	9,500	8,673
Altera Corp.	2.500%	11/15/18	12,675	12,962
Altera Corp.	4.100%	11/15/23	6,000	6,418
Amphenol Corp.	2.550%	1/30/19	8,525	8,624
Amphenol Corp.	3.125%	9/15/21	5,205	5,271
Analog Devices Inc.	2.500%	12/5/21	3,500	3,467
Analog Devices Inc.	2.875%	6/1/23	7,600	7,493
Analog Devices Inc.	3.125%	12/5/23	4,500	4,465
Analog Devices Inc.	3.500%	12/5/26	7,696	7,613
Analog Devices Inc.	4.500%	12/5/36	1,700	1,716
Apple Inc.	1.000%	5/3/18	29,863	29,720
Apple Inc.	2.100%	5/6/19	14,175	14,310
Apple Inc.	1.100%	8/2/19	14,400	14,161
Apple Inc.	1.550%	2/7/20	9,500	9,391
Apple Inc.	2.000%	5/6/20	800	800
Apple Inc.	2.250%	2/23/21	32,295	32,226
Apple Inc.	2.850%	5/6/21	37,585	38,301
Apple Inc.	1.550%	8/4/21	10,450	10,083
Apple Inc.	2.150%	2/9/22	13,050	12,775
Apple Inc.	2.700%	5/13/22	13,250	13,286
Apple Inc.	2.400%	5/3/23	36,035	35,082
Apple Inc.	3.450%	5/6/24	9,905	10,203
Apple Inc.	2.500%	2/9/25	19,000	18,189
Apple Inc.	3.200%	5/13/25	4,100	4,115
Apple Inc.	3.250%	2/23/26	34,525	34,579
Apple Inc.	2.450%	8/4/26	9,000	8,433
Apple Inc.	4.500%	2/23/36	5,500	5,882
Apple Inc.	3.850%	5/4/43	20,100	19,270
Apple Inc.	4.450%	5/6/44	3,850	3,988
Apple Inc.	3.450%	2/9/45	9,950	8,804
Apple Inc.	4.375%	5/13/45	4,150	4,257
Apple Inc.	4.650%	2/23/46	45,775	49,395

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Apple Inc.	3.850%	8/4/46	17,695	16,976
Applied Materials Inc.	2.625%	10/1/20	4,250	4,288
Applied Materials Inc.	4.300%	6/15/21	6,840	7,348
Applied Materials Inc.	3.900%	10/1/25	16,100	16,915
Applied Materials Inc.	5.100%	10/1/35	3,550	3,919
Applied Materials Inc.	5.850%	6/15/41	5,885	7,038
Arrow Electronics Inc.	3.000%	3/1/18	2,200	2,222
Arrow Electronics Inc.	5.125%	3/1/21	515	548
Arrow Electronics Inc.	3.500%	4/1/22	2,000	1,983
Arrow Electronics Inc.	4.500%	3/1/23	3,450	3,517
Arrow Electronics Inc.	4.000%	4/1/25	3,500	3,399
Autodesk Inc.	3.125%	6/15/20	1,500	1,511
Autodesk Inc.	3.600%	12/15/22	825	824
Autodesk Inc.	4.375%	6/15/25	2,350	2,409
Avnet Inc.	5.875%	6/15/20	4,300	4,651
Avnet Inc.	4.875%	12/1/22	2,550	2,659
Avnet Inc.	4.625%	4/15/26	2,750	2,668
Baidu Inc.	3.250%	8/6/18	5,600	5,680
Baidu Inc.	2.750%	6/9/19	2,500	2,523
Baidu Inc.	3.500%	11/28/22	7,200	7,208
Broadridge Financial Solutions Inc.	3.950%	9/1/20	2,150	2,237
Broadridge Financial Solutions Inc.	3.400%	6/27/26	2,700	2,604
CA Inc.	5.375%	12/1/19	3,545	3,828
CA Inc.	3.600%	8/1/20	5,900	6,040
CA Inc.	4.500%	8/15/23	3,950	4,106
Cadence Design Systems Inc.	4.375%	10/15/24	725	715
Cisco Systems Inc.	1.400%	2/28/18	8,000	8,001
Cisco Systems Inc.	4.950%	2/15/19	16,325	17,420
Cisco Systems Inc.	1.600%	2/28/19	16,450	16,422
Cisco Systems Inc.	2.125%	3/1/19	25,075	25,282
Cisco Systems Inc.	4.450%	1/15/20	11,850	12,697
Cisco Systems Inc.	2.450%	6/15/20	6,325	6,404
Cisco Systems Inc.	2.200%	2/28/21	25,300	25,236
Cisco Systems Inc.	2.900%	3/4/21	1,300	1,328
Cisco Systems Inc.	2.200%	9/20/23	5,000	4,807
Cisco Systems Inc.	3.625%	3/4/24	2,950	3,082
Cisco Systems Inc.	2.950%	2/28/26	13,700	13,537
Cisco Systems Inc.	2.500%	9/20/26	4,200	3,987
Cisco Systems Inc.	5.900%	2/15/39	10,000	12,706
Cisco Systems Inc.	5.500%	1/15/40	8,195	10,051
Corning Inc.	1.500%	5/8/18	4,100	4,087
Corning Inc.	6.625%	5/15/19	275	303
Corning Inc.	2.900%	5/15/22	3,125	3,141
Corning Inc.	3.700%	11/15/23	8,650	8,781
Corning Inc.	7.250%	8/15/36	100	117
Corning Inc.	4.700%	3/15/37	2,000	1,965
Corning Inc.	5.750%	8/15/40	7,910	8,741
8 Diamond 1 Finance Corp. / Diamond 2
Finance Corp.	3.480%	6/1/19	21,300	21,753
8 Diamond 1 Finance Corp. / Diamond 2
Finance Corp.	4.420%	6/15/21	36,175	37,421
8 Diamond 1 Finance Corp. / Diamond 2
Finance Corp.	5.450%	6/15/23	44,240	46,961
8 Diamond 1 Finance Corp. / Diamond 2
Finance Corp.	6.020%	6/15/26	30,800	33,310

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
8 Diamond 1 Finance Corp. / Diamond 2
Finance Corp.	8.100%	7/15/36	6,390	7,606
8 Diamond 1 Finance Corp. / Diamond 2
Finance Corp.	8.350%	7/15/46	13,450	16,653
Dun & Bradstreet Corp.	4.375%	12/1/22	950	963
Equifax Inc.	2.300%	6/1/21	2,900	2,834
Equifax Inc.	3.250%	6/1/26	3,950	3,813
Equifax Inc.	7.000%	7/1/37	1,250	1,514
Fidelity National Information Services Inc.	2.000%	4/15/18	925	928
Fidelity National Information Services Inc.	2.850%	10/15/18	3,150	3,205
Fidelity National Information Services Inc.	3.625%	10/15/20	27,183	28,125
Fidelity National Information Services Inc.	5.000%	3/15/22	8,550	8,785
Fidelity National Information Services Inc.	3.500%	4/15/23	7,732	7,788
Fidelity National Information Services Inc.	5.000%	10/15/25	11,625	12,603
Fidelity National Information Services Inc.	3.000%	8/15/26	8,550	8,023
Fidelity National Information Services Inc.	4.500%	8/15/46	9,150	8,693
Fiserv Inc.	2.700%	6/1/20	4,575	4,574
Fiserv Inc.	3.500%	10/1/22	2,425	2,483
Fiserv Inc.	3.850%	6/1/25	6,625	6,735
Flex Ltd.	4.625%	2/15/20	1,750	1,820
Flex Ltd.	5.000%	2/15/23	1,000	1,057
Flex Ltd.	4.750%	6/15/25	400	422
Hewlett Packard Enterprise Co.	2.850%	10/5/18	16,675	16,807
Hewlett Packard Enterprise Co.	3.600%	10/15/20	22,780	23,146
Hewlett Packard Enterprise Co.	4.400%	10/15/22	12,775	13,348
Hewlett Packard Enterprise Co.	4.900%	10/15/25	24,100	24,703
Hewlett Packard Enterprise Co.	6.200%	10/15/35	3,700	3,762
Hewlett Packard Enterprise Co.	6.350%	10/15/45	14,825	14,828
HP Inc.	3.750%	12/1/20	2,009	2,080
HP Inc.	4.300%	6/1/21	2,580	2,703
HP Inc.	4.375%	9/15/21	18,650	19,610
HP Inc.	4.650%	12/9/21	12,165	12,943
HP Inc.	6.000%	9/15/41	7,545	7,595
Intel Corp.	2.450%	7/29/20	8,150	8,255
Intel Corp.	1.700%	5/19/21	1,825	1,780
Intel Corp.	3.300%	10/1/21	11,643	12,081
Intel Corp.	3.100%	7/29/22	5,725	5,874
Intel Corp.	2.700%	12/15/22	13,525	13,559
Intel Corp.	3.700%	7/29/25	7,000	7,330
Intel Corp.	4.000%	12/15/32	4,800	4,927
Intel Corp.	4.800%	10/1/41	10,120	11,118
Intel Corp.	4.250%	12/15/42	7,325	7,396
Intel Corp.	4.900%	7/29/45	11,000	12,239
Intel Corp.	4.100%	5/19/46	6,500	6,469
International Business Machines Corp.	5.700%	9/14/17	24,825	25,566
International Business Machines Corp.	1.125%	2/6/18	2,050	2,045
International Business Machines Corp.	7.625%	10/15/18	9,800	10,793
International Business Machines Corp.	1.950%	2/12/19	13,192	13,257
International Business Machines Corp.	1.875%	5/15/19	775	777
International Business Machines Corp.	1.625%	5/15/20	1	1
International Business Machines Corp.	2.900%	11/1/21	7,325	7,462
International Business Machines Corp.	1.875%	8/1/22	6,630	6,334
International Business Machines Corp.	2.875%	11/9/22	16,300	16,370
International Business Machines Corp.	3.375%	8/1/23	13,825	14,115
International Business Machines Corp.	3.625%	2/12/24	11,400	11,823
International Business Machines Corp.	7.000%	10/30/25	2,850	3,639

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
International Business Machines Corp.	3.450%	2/19/26	8,469	8,642
International Business Machines Corp.	6.220%	8/1/27	1,975	2,456
International Business Machines Corp.	5.875%	11/29/32	100	125
International Business Machines Corp.	5.600%	11/30/39	1,098	1,330
International Business Machines Corp.	4.000%	6/20/42	8,997	8,986
International Business Machines Corp.	4.700%	2/19/46	6,100	6,644
Jabil Circuit Inc.	5.625%	12/15/20	1,375	1,471
Jabil Circuit Inc.	4.700%	9/15/22	1,500	1,534
Juniper Networks Inc.	3.125%	2/26/19	2,700	2,746
Juniper Networks Inc.	3.300%	6/15/20	1,000	1,014
Juniper Networks Inc.	4.600%	3/15/21	900	961
Juniper Networks Inc.	4.350%	6/15/25	725	731
Juniper Networks Inc.	5.950%	3/15/41	5,800	5,921
Keysight Technologies Inc.	3.300%	10/30/19	3,135	3,183
Keysight Technologies Inc.	4.550%	10/30/24	4,075	4,022
KLA-Tencor Corp.	4.125%	11/1/21	8,950	9,323
KLA-Tencor Corp.	4.650%	11/1/24	4,050	4,275
KLA-Tencor Corp.	5.650%	11/1/34	225	238
Lam Research Corp.	2.750%	3/15/20	3,300	3,300
Lam Research Corp.	2.800%	6/15/21	7,400	7,337
Lam Research Corp.	3.800%	3/15/25	2,700	2,696
Maxim Integrated Products Inc.	2.500%	11/15/18	3,365	3,391
Maxim Integrated Products Inc.	3.375%	3/15/23	3,875	3,770
Microsoft Corp.	1.000%	5/1/18	4,300	4,285
Microsoft Corp.	1.300%	11/3/18	29,367	29,301
Microsoft Corp.	4.200%	6/1/19	1,265	1,342
Microsoft Corp.	1.100%	8/8/19	19,375	19,124
Microsoft Corp.	3.000%	10/1/20	2,000	2,064
Microsoft Corp.	2.000%	11/3/20	35,625	35,658
Microsoft Corp.	4.000%	2/8/21	3,950	4,221
Microsoft Corp.	1.550%	8/8/21	18,025	17,444
Microsoft Corp.	2.375%	2/12/22	9,625	9,579
Microsoft Corp.	2.650%	11/3/22	35,125	35,192
Microsoft Corp.	2.125%	11/15/22	4,350	4,228
Microsoft Corp.	2.375%	5/1/23	1,150	1,128
Microsoft Corp.	2.000%	8/8/23	17,100	16,326
Microsoft Corp.	3.625%	12/15/23	150	158
Microsoft Corp.	2.700%	2/12/25	8,825	8,630
Microsoft Corp.	3.125%	11/3/25	17,550	17,705
Microsoft Corp.	2.400%	8/8/26	19,515	18,327
Microsoft Corp.	3.500%	2/12/35	13,700	13,100
Microsoft Corp.	4.200%	11/3/35	5,085	5,337
Microsoft Corp.	3.450%	8/8/36	25,200	23,929
Microsoft Corp.	5.200%	6/1/39	1,750	2,039
Microsoft Corp.	4.500%	10/1/40	6,435	6,845
Microsoft Corp.	5.300%	2/8/41	2,500	2,992
Microsoft Corp.	3.500%	11/15/42	7,580	6,975
Microsoft Corp.	3.750%	5/1/43	2,065	1,963
Microsoft Corp.	4.875%	12/15/43	5,075	5,661
Microsoft Corp.	3.750%	2/12/45	8,550	8,111
Microsoft Corp.	4.450%	11/3/45	15,350	16,259
Microsoft Corp.	3.700%	8/8/46	30,500	28,660
Microsoft Corp.	4.000%	2/12/55	16,075	15,181
Microsoft Corp.	4.750%	11/3/55	200	217
Microsoft Corp.	3.950%	8/8/56	15,100	14,132
Motorola Solutions Inc.	3.500%	9/1/21	400	404

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Motorola Solutions Inc.	3.750%	5/15/22	4,600	4,639
Motorola Solutions Inc.	3.500%	3/1/23	2,000	1,951
Motorola Solutions Inc.	4.000%	9/1/24	6,500	6,504
Motorola Solutions Inc.	5.500%	9/1/44	3,850	3,677
NetApp Inc.	3.375%	6/15/21	4,250	4,299
NVIDIA Corp.	2.200%	9/16/21	5,975	5,820
NVIDIA Corp.	3.200%	9/16/26	6,280	6,006
Oracle Corp.	5.750%	4/15/18	16,710	17,646
Oracle Corp.	2.375%	1/15/19	3,825	3,875
Oracle Corp.	5.000%	7/8/19	5,500	5,924
Oracle Corp.	2.250%	10/8/19	9,400	9,492
Oracle Corp.	3.875%	7/15/20	7,983	8,450
Oracle Corp.	2.800%	7/8/21	12,460	12,761
Oracle Corp.	1.900%	9/15/21	34,450	33,652
Oracle Corp.	2.500%	5/15/22	8,800	8,706
Oracle Corp.	2.500%	10/15/22	15,160	14,963
Oracle Corp.	2.400%	9/15/23	14,030	13,551
Oracle Corp.	3.400%	7/8/24	21,300	21,640
Oracle Corp.	2.950%	5/15/25	16,600	16,226
Oracle Corp.	2.650%	7/15/26	25,715	24,338
Oracle Corp.	3.250%	5/15/30	2,747	2,671
Oracle Corp.	4.300%	7/8/34	12,550	12,944
Oracle Corp.	3.900%	5/15/35	11,700	11,477
Oracle Corp.	3.850%	7/15/36	17,300	16,841
Oracle Corp.	6.500%	4/15/38	3,800	4,953
Oracle Corp.	6.125%	7/8/39	5,355	6,748
Oracle Corp.	5.375%	7/15/40	14,847	17,151
Oracle Corp.	4.500%	7/8/44	7,850	8,053
Oracle Corp.	4.000%	7/15/46	24,675	23,532
Oracle Corp.	4.375%	5/15/55	7,475	7,348
Pitney Bowes Inc.	6.250%	3/15/19	375	402
Pitney Bowes Inc.	3.375%	10/1/21	10,420	10,082
Pitney Bowes Inc.	4.625%	3/15/24	7,275	7,137
QUALCOMM Inc.	1.400%	5/18/18	8,000	7,981
QUALCOMM Inc.	2.250%	5/20/20	5,750	5,742
QUALCOMM Inc.	3.000%	5/20/22	13,000	13,132
QUALCOMM Inc.	3.450%	5/20/25	8,300	8,439
QUALCOMM Inc.	4.650%	5/20/35	4,175	4,388
QUALCOMM Inc.	4.800%	5/20/45	11,425	12,185
Seagate HDD Cayman	3.750%	11/15/18	2,125	2,173
Seagate HDD Cayman	4.750%	6/1/23	11,450	11,350
Seagate HDD Cayman	4.750%	1/1/25	9,450	8,930
Seagate HDD Cayman	4.875%	6/1/27	5,510	4,945
Seagate HDD Cayman	5.750%	12/1/34	2,510	2,134
Symantec Corp.	3.950%	6/15/22	2,425	2,387
Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	1,350	1,356
Texas Instruments Inc.	1.650%	8/3/19	5,300	5,286
Texas Instruments Inc.	2.250%	5/1/23	1,750	1,684
Total System Services Inc.	2.375%	6/1/18	3,050	3,063
Total System Services Inc.	3.800%	4/1/21	7,105	7,331
Total System Services Inc.	3.750%	6/1/23	100	100
Total System Services Inc.	4.800%	4/1/26	7,900	8,466
Trimble Navigation Ltd.	4.750%	12/1/24	2,500	2,515
Tyco Electronics Group SA	6.550%	10/1/17	6,866	7,124
Tyco Electronics Group SA	4.875%	1/15/21	3,750	4,051
Tyco Electronics Group SA	3.500%	2/3/22	3,900	4,011

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Tyco Electronics Group SA	3.700%	2/15/26	3,000	3,037
Tyco Electronics Group SA	7.125%	10/1/37	9,575	12,436
Verisk Analytics Inc.	5.800%	5/1/21	1,800	1,993
Verisk Analytics Inc.	4.125%	9/12/22	8,050	8,293
Verisk Analytics Inc.	4.000%	6/15/25	1,525	1,542
Verisk Analytics Inc.	5.500%	6/15/45	2,000	2,111
Xerox Corp.	6.350%	5/15/18	11,270	11,879
Xerox Corp.	5.625%	12/15/19	1,165	1,253
Xerox Corp.	2.800%	5/15/20	2,250	2,213
Xerox Corp.	2.750%	9/1/20	1,825	1,796
Xerox Corp.	4.500%	5/15/21	11,515	11,970
Xerox Corp.	6.750%	12/15/39	600	599
Xilinx Inc.	2.125%	3/15/19	500	499
Xilinx Inc.	3.000%	3/15/21	9,375	9,458

Transportation (0.6%)
5 American Airlines 2011-1 Class A Pass
Through Trust	5.250%	7/31/22	3,089	3,290
5 American Airlines 2013-1 Class A Pass
Through Trust	4.000%	1/15/27	987	1,016
5 American Airlines 2013-2 Class A Pass
Through Trust	4.950%	7/15/24	4,915	5,234
5 American Airlines 2014-1 Class A Pass
Through Trust	3.700%	4/1/28	3,608	3,626
5 American Airlines 2015-1 Class A Pass
Through Trust	3.375%	11/1/28	9,594	9,426
5 American Airlines 2015-1 Class B Pass
Through Trust	3.700%	11/1/24	1,458	1,421
5 American Airlines 2015-2 Class AA Pass
Through Trust	3.600%	9/22/27	1,025	1,030
5 American Airlines 2016-1 Class A Pass
Through Trust	4.100%	1/15/28	2,094	2,135
5 American Airlines 2016-1 Class AA Pass
Through Trust	3.575%	1/15/28	5,337	5,350
5 American Airlines 2016-2 Class A Pass
Through Trust	3.650%	6/15/28	4,225	4,193
5 American Airlines 2016-2 Class AA Pass
Through Trust	3.200%	6/15/28	9,650	9,348
5 American Airlines 2016-3 Class A Pass
Through Trust	3.250%	4/15/30	1,425	1,375
American Airlines 2016-3 Class AA Pass
Through Trust	3.000%	10/15/28	6,950	6,663
Burlington Northern Santa Fe LLC	5.650%	5/1/17	2,025	2,053
Burlington Northern Santa Fe LLC	5.750%	3/15/18	5,275	5,541
Burlington Northern Santa Fe LLC	4.700%	10/1/19	50	54
Burlington Northern Santa Fe LLC	3.600%	9/1/20	3,750	3,903
Burlington Northern Santa Fe LLC	3.450%	9/15/21	2,340	2,443
Burlington Northern Santa Fe LLC	3.050%	3/15/22	375	384
Burlington Northern Santa Fe LLC	3.050%	9/1/22	1,100	1,123
Burlington Northern Santa Fe LLC	3.000%	3/15/23	2,160	2,182
Burlington Northern Santa Fe LLC	3.850%	9/1/23	250	265
Burlington Northern Santa Fe LLC	3.750%	4/1/24	3,475	3,650
Burlington Northern Santa Fe LLC	3.400%	9/1/24	7,375	7,586
Burlington Northern Santa Fe LLC	3.000%	4/1/25	12,000	11,956
Burlington Northern Santa Fe LLC	6.200%	8/15/36	175	225
Burlington Northern Santa Fe LLC	6.150%	5/1/37	550	704

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Burlington Northern Santa Fe LLC	5.750%	5/1/40	11,600	14,123
Burlington Northern Santa Fe LLC	5.050%	3/1/41	3,875	4,373
Burlington Northern Santa Fe LLC	5.400%	6/1/41	4,025	4,725
Burlington Northern Santa Fe LLC	4.950%	9/15/41	630	697
Burlington Northern Santa Fe LLC	4.400%	3/15/42	4,304	4,466
Burlington Northern Santa Fe LLC	4.375%	9/1/42	6,050	6,275
Burlington Northern Santa Fe LLC	4.450%	3/15/43	7,055	7,347
Burlington Northern Santa Fe LLC	4.900%	4/1/44	5,805	6,473
Burlington Northern Santa Fe LLC	4.550%	9/1/44	7,105	7,548
Burlington Northern Santa Fe LLC	4.150%	4/1/45	1,180	1,190
Burlington Northern Santa Fe LLC	4.700%	9/1/45	4,300	4,680
Burlington Northern Santa Fe LLC	3.900%	8/1/46	3,300	3,211
Canadian National Railway Co.	5.550%	3/1/19	5,085	5,486
Canadian National Railway Co.	2.850%	12/15/21	11,235	11,406
Canadian National Railway Co.	2.750%	3/1/26	1,800	1,752
Canadian National Railway Co.	6.900%	7/15/28	300	402
Canadian National Railway Co.	6.250%	8/1/34	300	387
Canadian National Railway Co.	6.200%	6/1/36	5,425	7,023
Canadian National Railway Co.	6.375%	11/15/37	250	331
Canadian National Railway Co.	3.500%	11/15/42	600	553
Canadian National Railway Co.	3.200%	8/2/46	4,850	4,263
Canadian Pacific Railway Co.	7.250%	5/15/19	2,445	2,732
Canadian Pacific Railway Co.	4.500%	1/15/22	4,375	4,707
Canadian Pacific Railway Co.	4.450%	3/15/23	3,830	4,095
Canadian Pacific Railway Co.	2.900%	2/1/25	5,625	5,529
Canadian Pacific Railway Co.	3.700%	2/1/26	2,100	2,159
Canadian Pacific Railway Co.	7.125%	10/15/31	1,456	1,982
Canadian Pacific Railway Co.	5.750%	3/15/33	100	117
Canadian Pacific Railway Co.	5.950%	5/15/37	11,010	13,086
Canadian Pacific Railway Co.	5.750%	1/15/42	8,360	10,087
Canadian Pacific Railway Co.	4.800%	8/1/45	100	107
Canadian Pacific Railway Co.	6.125%	9/15/15	1,960	2,345
5 Continental Airlines 2009-2 Class A Pass
Through Trust	7.250%	5/10/21	1,192	1,332
5 Continental Airlines 2010-1 Class A Pass
Through Trust	4.750%	7/12/22	3,675	3,877
5 Continental Airlines 2012-1 Class A Pass
Through Trust	4.150%	10/11/25	5,619	5,788
5 Continental Airlines 2012-2 Class A Pass
Through Trust	4.000%	4/29/26	1,038	1,064
CSX Corp.	4.250%	6/1/21	7,265	7,744
CSX Corp.	3.700%	11/1/23	1,200	1,242
CSX Corp.	2.600%	11/1/26	1,400	1,310
CSX Corp.	6.000%	10/1/36	300	359
CSX Corp.	6.150%	5/1/37	1,500	1,830
CSX Corp.	6.220%	4/30/40	5,864	7,284
CSX Corp.	5.500%	4/15/41	4,800	5,483
CSX Corp.	4.750%	5/30/42	2,290	2,373
CSX Corp.	4.100%	3/15/44	3,925	3,795
CSX Corp.	3.800%	11/1/46	2,375	2,192
CSX Corp.	3.950%	5/1/50	10,100	9,085
CSX Corp.	4.500%	8/1/54	150	147
CSX Corp.	4.250%	11/1/66	5,100	4,643
5 Delta Air Lines 2007-1 Class A Pass
Through Trust	6.821%	2/10/24	4,787	5,494

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
5 Delta Air Lines 2009-1 Class A Pass
Through Trust	7.750%	6/17/21	3,391	3,764
5 Delta Air Lines 2010-1 Class A Pass
Through Trust	6.200%	1/2/20	625	656
5 Delta Air Lines 2010-2 Class A Pass
Through Trust	4.950%	11/23/20	514	538
5 Delta Air Lines 2012-1 Class A Pass
Through Trust	4.750%	11/7/21	1,110	1,172
5 Delta Air Lines 2015-1 Class AA Pass
Through Trust	3.625%	7/30/27	1,006	1,018
FedEx Corp.	8.000%	1/15/19	3,475	3,884
FedEx Corp.	2.300%	2/1/20	4,100	4,104
FedEx Corp.	2.625%	8/1/22	2,175	2,166
FedEx Corp.	4.000%	1/15/24	250	263
FedEx Corp.	3.200%	2/1/25	3,300	3,281
FedEx Corp.	3.250%	4/1/26	3,400	3,365
FedEx Corp.	4.900%	1/15/34	800	850
FedEx Corp.	3.900%	2/1/35	4,000	3,835
FedEx Corp.	3.875%	8/1/42	275	250
FedEx Corp.	4.100%	4/15/43	2,275	2,116
FedEx Corp.	5.100%	1/15/44	6,250	6,763
FedEx Corp.	4.750%	11/15/45	9,150	9,460
FedEx Corp.	4.550%	4/1/46	6,825	6,860
5 Hawaiian Airlines 2013-1 Class A Pass
Through Certificates	3.900%	1/15/26	6,591	6,707
JB Hunt Transport Services Inc.	3.300%	8/15/22	6,100	6,092
JB Hunt Transport Services Inc.	3.850%	3/15/24	850	862
Kansas City Southern	2.350%	5/15/20	875	863
Kansas City Southern	3.000%	5/15/23	3,975	3,862
Kansas City Southern	3.125%	6/1/26	4,200	3,997
Kansas City Southern	4.300%	5/15/43	3,575	3,305
Kansas City Southern	4.950%	8/15/45	2,850	2,890
5 Latam Airlines 2015-1 Pass Through Trust A	4.200%	8/15/29	3,118	3,048
Norfolk Southern Corp.	5.900%	6/15/19	3,390	3,699
Norfolk Southern Corp.	9.750%	6/15/20	275	339
Norfolk Southern Corp.	3.250%	12/1/21	1,000	1,029
Norfolk Southern Corp.	3.000%	4/1/22	3,900	3,943
Norfolk Southern Corp.	2.903%	2/15/23	7,053	6,992
Norfolk Southern Corp.	3.850%	1/15/24	2,000	2,083
Norfolk Southern Corp.	7.800%	5/15/27	1,095	1,463
Norfolk Southern Corp.	7.250%	2/15/31	811	1,088
Norfolk Southern Corp.	7.050%	5/1/37	300	405
Norfolk Southern Corp.	4.837%	10/1/41	9,548	10,357
Norfolk Southern Corp.	3.950%	10/1/42	2,125	2,017
Norfolk Southern Corp.	4.800%	8/15/43	150	162
Norfolk Southern Corp.	4.450%	6/15/45	2,820	2,914
Norfolk Southern Corp.	4.650%	1/15/46	3,900	4,140
Norfolk Southern Corp.	6.000%	3/15/05	2,600	3,031
Norfolk Southern Corp.	6.000%	5/23/11	7,760	9,016
5 Northwest Airlines 2007-1 Class A Pass
Through Trust	7.027%	5/1/21	186	207
Ryder System Inc.	2.500%	3/1/18	4,793	4,830
Ryder System Inc.	2.450%	11/15/18	8,600	8,666
Ryder System Inc.	2.350%	2/26/19	3,205	3,216
Ryder System Inc.	2.550%	6/1/19	8,825	8,888
Ryder System Inc.	2.450%	9/3/19	700	702

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Ryder System Inc.	2.500%	5/11/20	2,000	1,990
Ryder System Inc.	2.875%	9/1/20	1,700	1,708
Ryder System Inc.	2.250%	9/1/21	350	341
Southwest Airlines Co.	2.750%	11/6/19	3,450	3,510
Southwest Airlines Co.	2.650%	11/5/20	3,425	3,429
Southwest Airlines Co.	3.000%	11/15/26	3,425	3,220
5 Southwest Airlines Co. 2007-1 Pass
Through Trust	6.150%	2/1/24	293	324
5 Spirit Airlines Class A Pass Through
Certificates Series 2015-1	4.100%	10/1/29	2,415	2,463
Trinity Industries Inc.	4.550%	10/1/24	1,240	1,193
Union Pacific Corp.	5.700%	8/15/18	850	906
Union Pacific Corp.	1.800%	2/1/20	1,000	992
Union Pacific Corp.	2.250%	6/19/20	6,500	6,518
Union Pacific Corp.	4.000%	2/1/21	4,325	4,574
Union Pacific Corp.	4.163%	7/15/22	4,290	4,614
Union Pacific Corp.	2.750%	4/15/23	4,500	4,477
Union Pacific Corp.	3.646%	2/15/24	3,043	3,166
Union Pacific Corp.	3.250%	1/15/25	4,200	4,268
Union Pacific Corp.	3.250%	8/15/25	7,200	7,303
Union Pacific Corp.	2.750%	3/1/26	3,350	3,265
Union Pacific Corp.	3.375%	2/1/35	6,000	5,655
Union Pacific Corp.	4.250%	4/15/43	100	103
Union Pacific Corp.	4.150%	1/15/45	350	351
Union Pacific Corp.	4.050%	11/15/45	7,400	7,390
Union Pacific Corp.	4.050%	3/1/46	2,000	2,004
Union Pacific Corp.	3.350%	8/15/46	3,050	2,743
Union Pacific Corp.	3.799%	10/1/51	12,924	11,986
Union Pacific Corp.	3.875%	2/1/55	5,395	4,885
Union Pacific Corp.	4.375%	11/15/65	5,660	5,589
5 Union Pacific Railroad Co. 2007-3 Pass
Through Trust	6.176%	1/2/31	336	393
5 United Airlines 2013-1 Class A Pass
Through Trust	4.300%	2/15/27	3,812	3,964
5 United Airlines 2014-1 Class A Pass
Through Trust	4.000%	10/11/27	7,116	7,276
5 United Airlines 2014-2 Class A Pass
Through Trust	3.750%	3/3/28	4,335	4,351
5 United Airlines 2015-1 Class A Pass
Through Trust	3.700%	6/1/24	1,750	1,768
5 United Airlines 2015-1 Class AA Pass
Through Trust	3.450%	12/1/27	4,782	4,746
5 United Airlines 2016-1 Class A Pass
Through Trust	3.450%	1/7/30	3,500	3,439
5 United Airlines 2016-1 Class AA Pass
Through Trust	3.100%	7/7/28	23,625	22,916
5 United Airlines 2016-2 Class A Pass
Through Trust	3.100%	10/7/28	1,275	1,227
5 United Airlines 2016-2 Class AA Pass
Through Trust	2.875%	10/7/28	3,400	3,222
United Parcel Service Inc.	5.500%	1/15/18	6,255	6,519
United Parcel Service Inc.	5.125%	4/1/19	5,075	5,446
United Parcel Service Inc.	3.125%	1/15/21	6,850	7,070
United Parcel Service Inc.	2.450%	10/1/22	7,850	7,806
United Parcel Service Inc.	2.400%	11/15/26	10,300	9,733
United Parcel Service Inc.	6.200%	1/15/38	8,200	10,808

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
United Parcel Service Inc.	4.875%	11/15/40	3,625	4,141
United Parcel Service Inc.	3.625%	10/1/42	2,400	2,290
United Parcel Service Inc.	3.400%	11/15/46	2,025	1,865
United Parcel Service of America Inc.	8.375%	4/1/30	500	711
				19,125,998
Utilities (2.1%)
Electric (1.9%)
AEP Texas Central Co.	6.650%	2/15/33	3,652	4,506
8 AEP Transmission Co. LLC	4.000%	12/1/46	1,540	1,529
Alabama Power Co.	3.550%	12/1/23	8,800	9,224
Alabama Power Co.	2.800%	4/1/25	1,600	1,557
Alabama Power Co.	6.125%	5/15/38	900	1,125
Alabama Power Co.	6.000%	3/1/39	2,250	2,789
Alabama Power Co.	5.200%	6/1/41	5,575	6,309
Alabama Power Co.	4.100%	1/15/42	1,475	1,465
Alabama Power Co.	3.850%	12/1/42	1,850	1,779
Alabama Power Co.	4.150%	8/15/44	2,300	2,311
Alabama Power Co.	3.750%	3/1/45	2,750	2,594
Alabama Power Co.	4.300%	1/2/46	9,750	10,076
Ameren Corp.	2.700%	11/15/20	1,500	1,507
Ameren Corp.	3.650%	2/15/26	2,275	2,284
Ameren Illinois Co.	2.700%	9/1/22	2,170	2,175
Ameren Illinois Co.	3.250%	3/1/25	1,890	1,905
Ameren Illinois Co.	4.800%	12/15/43	4,775	5,324
Ameren Illinois Co.	4.300%	7/1/44	325	340
Ameren Illinois Co.	4.150%	3/15/46	525	537
Appalachian Power Co.	4.600%	3/30/21	13,850	14,905
Appalachian Power Co.	5.800%	10/1/35	1,900	2,194
Appalachian Power Co.	6.375%	4/1/36	750	917
Appalachian Power Co.	6.700%	8/15/37	3,750	4,801
Appalachian Power Co.	7.000%	4/1/38	1,805	2,393
Appalachian Power Co.	4.400%	5/15/44	4,000	4,056
Appalachian Power Co.	4.450%	6/1/45	1,650	1,684
Arizona Public Service Co.	8.750%	3/1/19	1,573	1,788
Arizona Public Service Co.	3.350%	6/15/24	1,975	2,013
Arizona Public Service Co.	3.150%	5/15/25	650	651
Arizona Public Service Co.	2.550%	9/15/26	3,200	3,015
Arizona Public Service Co.	5.500%	9/1/35	2,100	2,462
Arizona Public Service Co.	4.500%	4/1/42	4,775	5,010
Arizona Public Service Co.	4.700%	1/15/44	3,350	3,601
Arizona Public Service Co.	4.350%	11/15/45	1,400	1,439
Arizona Public Service Co.	3.750%	5/15/46	6,400	5,986
Atlantic City Electric Co.	7.750%	11/15/18	2,700	2,989
Baltimore Gas & Electric Co.	3.500%	11/15/21	4,825	5,005
Baltimore Gas & Electric Co.	2.800%	8/15/22	3,000	3,010
Baltimore Gas & Electric Co.	3.350%	7/1/23	3,225	3,299
Baltimore Gas & Electric Co.	2.400%	8/15/26	8,500	7,928
Baltimore Gas & Electric Co.	3.500%	8/15/46	6,700	6,023
Berkshire Hathaway Energy Co.	5.750%	4/1/18	6,461	6,787
Berkshire Hathaway Energy Co.	2.000%	11/15/18	1,000	1,004
Berkshire Hathaway Energy Co.	3.750%	11/15/23	5,925	6,191
Berkshire Hathaway Energy Co.	3.500%	2/1/25	7,575	7,714
Berkshire Hathaway Energy Co.	6.125%	4/1/36	7,475	9,347
Berkshire Hathaway Energy Co.	5.950%	5/15/37	5,317	6,506
Berkshire Hathaway Energy Co.	6.500%	9/15/37	8,055	10,439
Berkshire Hathaway Energy Co.	5.150%	11/15/43	7,050	7,923

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Berkshire Hathaway Energy Co.	4.500%	2/1/45	3,975	4,129
Black Hills Corp.	2.500%	1/11/19	4,200	4,216
Black Hills Corp.	3.950%	1/15/26	1,300	1,326
Black Hills Corp.	3.150%	1/15/27	3,875	3,704
Black Hills Corp.	4.200%	9/15/46	3,625	3,452
CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	5,800	5,664
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	700	692
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	8,800	8,247
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	4,950	4,647
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	325	353
8 Cleco Corporate Holdings LLC	3.743%	5/1/26	9,550	9,397
8 Cleco Corporate Holdings LLC	4.973%	5/1/46	5,625	5,731
Cleco Power LLC	6.000%	12/1/40	1,600	1,943
Cleveland Electric Illuminating Co.	5.700%	4/1/17	1,695	1,711
Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,250	1,421
CMS Energy Corp.	8.750%	6/15/19	5,620	6,491
CMS Energy Corp.	6.250%	2/1/20	2,900	3,213
CMS Energy Corp.	3.875%	3/1/24	1,600	1,662
CMS Energy Corp.	3.600%	11/15/25	3,225	3,262
CMS Energy Corp.	3.000%	5/15/26	2,650	2,547
CMS Energy Corp.	2.950%	2/15/27	1,700	1,611
CMS Energy Corp.	4.875%	3/1/44	4,650	4,980
Commonwealth Edison Co.	5.800%	3/15/18	6,535	6,863
Commonwealth Edison Co.	2.150%	1/15/19	1,750	1,757
Commonwealth Edison Co.	4.000%	8/1/20	5,200	5,479
Commonwealth Edison Co.	3.400%	9/1/21	2,000	2,074
Commonwealth Edison Co.	2.550%	6/15/26	2,375	2,259
Commonwealth Edison Co.	5.875%	2/1/33	100	119
Commonwealth Edison Co.	5.900%	3/15/36	3,330	4,085
Commonwealth Edison Co.	6.450%	1/15/38	3,020	3,957
Commonwealth Edison Co.	3.800%	10/1/42	4,450	4,265
Commonwealth Edison Co.	4.600%	8/15/43	1,500	1,613
Commonwealth Edison Co.	3.700%	3/1/45	4,650	4,369
Commonwealth Edison Co.	4.350%	11/15/45	5,425	5,680
Commonwealth Edison Co.	3.650%	6/15/46	8,325	7,808
Connecticut Light & Power Co.	5.500%	2/1/19	1,380	1,480
Connecticut Light & Power Co.	2.500%	1/15/23	2,775	2,714
Connecticut Light & Power Co.	6.350%	6/1/36	2,800	3,566
Connecticut Light & Power Co.	4.300%	4/15/44	1,800	1,852
Connecticut Light & Power Co.	4.150%	6/1/45	600	606
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	300	316
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	4,850	5,349
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	6,675	7,144
Consolidated Edison Co. of New York Inc.	2.900%	12/1/26	1,000	981
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	800	918
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	8,815	10,664
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	1,628	2,042
Consolidated Edison Co. of New York Inc.	5.700%	12/1/36	450	536
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	500	676
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	5,460	6,635
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	118	118
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	4,400	4,279
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	14,570	15,250
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	1,875	1,984
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	4,050	3,904
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	1,900	1,896

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Consolidated Edison Inc.	2.000%	5/15/21	2,700	2,636
Constellation Energy Group Inc.	5.150%	12/1/20	3,705	4,003
Consumers Energy Co.	5.650%	9/15/18	1,800	1,917
Consumers Energy Co.	6.125%	3/15/19	50	55
Consumers Energy Co.	6.700%	9/15/19	8,060	9,060
Consumers Energy Co.	5.650%	4/15/20	1,375	1,514
Consumers Energy Co.	2.850%	5/15/22	3,516	3,570
Consumers Energy Co.	3.375%	8/15/23	875	902
Consumers Energy Co.	3.950%	5/15/43	3,950	3,929
Consumers Energy Co.	4.100%	11/15/45	450	464
Consumers Energy Co.	3.250%	8/15/46	2,350	2,079
Consumers Energy Co.	4.350%	8/31/64	1,675	1,675
Delmarva Power & Light Co.	3.500%	11/15/23	2,175	2,237
Delmarva Power & Light Co.	4.000%	6/1/42	3,650	3,585
Delmarva Power & Light Co.	4.150%	5/15/45	5,000	5,142
Dominion Resources Inc.	1.400%	9/15/17	2,575	2,573
Dominion Resources Inc.	6.400%	6/15/18	400	424
Dominion Resources Inc.	2.500%	12/1/19	2,900	2,930
Dominion Resources Inc.	4.450%	3/15/21	6,083	6,496
Dominion Resources Inc.	2.000%	8/15/21	5,000	4,844
Dominion Resources Inc.	2.750%	9/15/22	250	246
Dominion Resources Inc.	3.625%	12/1/24	5,300	5,331
Dominion Resources Inc.	3.900%	10/1/25	3,550	3,621
Dominion Resources Inc.	2.850%	8/15/26	2,375	2,220
Dominion Resources Inc.	6.300%	3/15/33	150	178
Dominion Resources Inc.	5.950%	6/15/35	5,450	6,342
Dominion Resources Inc.	4.900%	8/1/41	4,500	4,716
Dominion Resources Inc.	4.050%	9/15/42	6,747	6,256
Dominion Resources Inc.	4.700%	12/1/44	4,650	4,773
5 Dominion Resources Inc.	5.750%	10/1/54	575	591
DTE Electric Co.	3.450%	10/1/20	6,755	7,040
DTE Electric Co.	2.650%	6/15/22	6,025	6,060
DTE Electric Co.	3.375%	3/1/25	150	153
DTE Electric Co.	5.700%	10/1/37	1,825	2,256
DTE Electric Co.	3.950%	6/15/42	10,275	10,189
DTE Electric Co.	4.000%	4/1/43	1,971	1,980
DTE Electric Co.	3.700%	3/15/45	350	335
DTE Electric Co.	3.700%	6/1/46	6,200	5,951
DTE Energy Co.	1.500%	10/1/19	3,200	3,146
DTE Energy Co.	2.400%	12/1/19	2,250	2,260
DTE Energy Co.	3.300%	6/15/22	1,000	1,017
DTE Energy Co.	3.500%	6/1/24	8,150	8,208
DTE Energy Co.	2.850%	10/1/26	22,150	20,553
Duke Energy Carolinas LLC	5.250%	1/15/18	2,000	2,075
Duke Energy Carolinas LLC	5.100%	4/15/18	1,650	1,724
Duke Energy Carolinas LLC	7.000%	11/15/18	150	164
Duke Energy Carolinas LLC	4.300%	6/15/20	2,275	2,431
Duke Energy Carolinas LLC	3.900%	6/15/21	8,868	9,409
Duke Energy Carolinas LLC	2.950%	12/1/26	8,200	8,054
Duke Energy Carolinas LLC	6.000%	12/1/28	3,694	4,575
Duke Energy Carolinas LLC	6.450%	10/15/32	6,575	8,302
Duke Energy Carolinas LLC	6.100%	6/1/37	3,625	4,459
Duke Energy Carolinas LLC	6.000%	1/15/38	2,925	3,631
Duke Energy Carolinas LLC	6.050%	4/15/38	525	661
Duke Energy Carolinas LLC	5.300%	2/15/40	5,040	5,970
Duke Energy Carolinas LLC	4.250%	12/15/41	6,875	7,022

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Duke Energy Carolinas LLC	4.000%	9/30/42	3,725	3,694
Duke Energy Carolinas LLC	3.750%	6/1/45	2,050	1,950
Duke Energy Carolinas LLC	3.875%	3/15/46	9,604	9,395
Duke Energy Corp.	2.100%	6/15/18	1,375	1,381
Duke Energy Corp.	5.050%	9/15/19	2,225	2,398
Duke Energy Corp.	3.950%	10/15/23	1,850	1,936
Duke Energy Corp.	3.750%	4/15/24	7,025	7,237
Duke Energy Corp.	4.800%	12/15/45	600	633
Duke Energy Corp.	3.750%	9/1/46	5,650	5,078
Duke Energy Florida Llc	5.650%	6/15/18	1,175	1,242
Duke Energy Florida LLC	6.350%	9/15/37	775	1,003
Duke Energy Florida LLC	6.400%	6/15/38	5,000	6,586
Duke Energy Florida LLC	5.650%	4/1/40	4,200	5,083
Duke Energy Florida LLC	3.400%	10/1/46	5,150	4,573
5 Duke Energy Florida Project Finance LLC	1.196%	3/1/22	1,800	1,789
5 Duke Energy Florida Project Finance LLC	1.731%	9/1/22	1,800	1,741
5 Duke Energy Florida Project Finance LLC	2.538%	9/1/29	3,025	2,822
5 Duke Energy Florida Project Finance LLC	2.858%	3/1/33	1,500	1,369
5 Duke Energy Florida Project Finance LLC	3.112%	9/1/36	2,575	2,341
Duke Energy Indiana LLC	3.750%	7/15/20	2,100	2,202
Duke Energy Indiana LLC	6.350%	8/15/38	3,575	4,653
Duke Energy Indiana LLC	4.200%	3/15/42	1,000	994
Duke Energy Indiana LLC	4.900%	7/15/43	2,450	2,714
Duke Energy Indiana LLC	3.750%	5/15/46	14,700	13,917
Duke Energy Ohio Inc.	3.700%	6/15/46	1,875	1,768
Duke Energy Progress Llc	5.300%	1/15/19	5,225	5,583
Duke Energy Progress Llc	3.000%	9/15/21	8,256	8,463
Duke Energy Progress Llc	2.800%	5/15/22	10,745	10,855
Duke Energy Progress LLC	3.250%	8/15/25	2,800	2,840
Duke Energy Progress LLC	6.300%	4/1/38	3,025	3,900
Duke Energy Progress LLC	4.100%	5/15/42	3,875	3,856
Duke Energy Progress LLC	4.100%	3/15/43	2,000	2,003
Duke Energy Progress LLC	4.375%	3/30/44	10,150	10,517
Duke Energy Progress LLC	4.150%	12/1/44	3,800	3,811
Duke Energy Progress LLC	3.700%	10/15/46	3,500	3,317
Edison International	2.950%	3/15/23	7,600	7,551
El Paso Electric Co.	6.000%	5/15/35	800	921
El Paso Electric Co.	5.000%	12/1/44	2,950	3,072
8 Emera US Finance LP	2.150%	6/15/19	1,250	1,249
8 Emera US Finance LP	2.700%	6/15/21	2,500	2,478
8 Emera US Finance LP	3.550%	6/15/26	3,300	3,230
8 Emera US Finance LP	4.750%	6/15/46	14,250	14,246
Enel Americas SA	4.000%	10/25/26	1,100	1,051
Entergy Arkansas Inc.	3.750%	2/15/21	3,350	3,511
Entergy Arkansas Inc.	3.500%	4/1/26	2,350	2,393
Entergy Corp.	4.000%	7/15/22	1,000	1,046
Entergy Corp.	2.950%	9/1/26	3,500	3,278
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	4,175	4,407
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	8,450	8,806
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	1,000	1,159
Entergy Louisiana LLC	6.500%	9/1/18	1,700	1,826
Entergy Louisiana LLC	4.050%	9/1/23	5,650	5,915
Entergy Louisiana LLC	5.400%	11/1/24	2,877	3,308
Entergy Louisiana LLC	2.400%	10/1/26	2,500	2,330
Entergy Louisiana LLC	3.250%	4/1/28	4,700	4,630
Entergy Louisiana LLC	3.050%	6/1/31	6,300	5,954

Total Bond Market II Index Fund

			Face	Marke
		Maturity	Amount	Value*"
	Coupon	Date	($000)	($000)
Entergy Louisiana LLC	4.950%	1/15/45	5,175	5,323
Entergy Mississippi Inc.	2.850%	6/1/28	1,700	1,612
Entergy Texas Inc.	7.125%	2/1/19	3,000	3,298
Entergy Texas Inc.	5.150%	6/1/45	2,350	2,428
Eversource Energy	1.450%	5/1/18	1,450	1,446
Eversource Energy	4.500%	11/15/19	10,332	10,963
Eversource Energy	2.500%	3/15/21	3,800	3,771
Eversource Energy	3.350%	3/15/26	3,500	3,456
Exelon Corp.	2.850%	6/15/20	1,625	1,643
Exelon Corp.	2.450%	4/15/21	1,000	987
Exelon Corp.	3.950%	6/15/25	11,425	11,714
Exelon Corp.	3.400%	4/15/26	7,025	6,882
Exelon Corp.	4.950%	6/15/35	5,400	5,722
Exelon Corp.	5.625%	6/15/35	3,250	3,609
Exelon Corp.	5.100%	6/15/45	4,725	5,019
Exelon Corp.	4.450%	4/15/46	6,600	6,450
Exelon Generation Co. LLC	2.950%	1/15/20	1,375	1,391
Exelon Generation Co. LLC	4.000%	10/1/20	3,300	3,428
Exelon Generation Co. LLC	4.250%	6/15/22	6,000	6,205
Exelon Generation Co. LLC	6.250%	10/1/39	3,000	3,017
Exelon Generation Co. LLC	5.750%	10/1/41	5,175	4,881
Exelon Generation Co. LLC	5.600%	6/15/42	5,848	5,407
FirstEnergy Corp.	4.250%	3/15/23	4,200	4,338
FirstEnergy Corp.	7.375%	11/15/31	4,800	6,180
Florida Power & Light Co.	2.750%	6/1/23	2,400	2,400
Florida Power & Light Co.	3.250%	6/1/24	2,800	2,861
Florida Power & Light Co.	5.625%	4/1/34	1,450	1,755
Florida Power & Light Co.	5.650%	2/1/37	879	1,069
Florida Power & Light Co.	5.950%	2/1/38	3,250	4,162
Florida Power & Light Co.	5.960%	4/1/39	9,900	12,771
Florida Power & Light Co.	5.250%	2/1/41	975	1,149
Florida Power & Light Co.	4.125%	2/1/42	10,725	11,054
Florida Power & Light Co.	4.050%	6/1/42	800	815
Florida Power & Light Co.	3.800%	12/15/42	4,350	4,271
Florida Power & Light Co.	4.050%	10/1/44	500	512
8 Fortis Inc.	2.100%	10/4/21	3,900	3,761
8 Fortis Inc.	3.055%	10/4/26	18,850	17,583
Georgia Power Co.	1.950%	12/1/18	17,175	17,257
Georgia Power Co.	2.400%	4/1/21	2,200	2,186
Georgia Power Co.	2.850%	5/15/22	1,900	1,897
Georgia Power Co.	3.250%	4/1/26	3,100	3,112
Georgia Power Co.	5.650%	3/1/37	200	232
Georgia Power Co.	5.950%	2/1/39	500	603
Georgia Power Co.	4.750%	9/1/40	2,900	3,056
Georgia Power Co.	4.300%	3/15/42	8,940	9,103
Georgia Power Co.	4.300%	3/15/43	3,810	3,839
Great Plains Energy Inc.	5.292%	6/15/22	500	542
Iberdrola International BV	6.750%	7/15/36	3,735	4,537
Indiana Michigan Power Co.	7.000%	3/15/19	2,012	2,217
Indiana Michigan Power Co.	3.200%	3/15/23	5,750	5,801
Indiana Michigan Power Co.	6.050%	3/15/37	2,850	3,410
Indiana Michigan Power Co.	4.550%	3/15/46	1,250	1,295
Interstate Power & Light Co.	3.250%	12/1/24	1,400	1,402
Interstate Power & Light Co.	3.400%	8/15/25	7,500	7,567
Interstate Power & Light Co.	6.250%	7/15/39	975	1,244
Interstate Power & Light Co.	3.700%	9/15/46	2,925	2,705

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
ITC Holdings Corp.	4.050%	7/1/23	5,000	5,135
ITC Holdings Corp.	3.650%	6/15/24	1,364	1,367
ITC Holdings Corp.	5.300%	7/1/43	1,700	1,858
5 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,924	3,100
Kansas City Power & Light Co.	3.150%	3/15/23	850	843
Kansas City Power & Light Co.	6.050%	11/15/35	125	148
Kansas City Power & Light Co.	5.300%	10/1/41	4,795	5,117
Kentucky Utilities Co.	3.250%	11/1/20	4,945	5,104
Kentucky Utilities Co.	3.300%	10/1/25	3,000	3,048
Kentucky Utilities Co.	5.125%	11/1/40	3,375	3,879
Kentucky Utilities Co.	4.650%	11/15/43	425	467
Kentucky Utilities Co.	4.375%	10/1/45	1,425	1,485
LG&E & KU Energy LLC	3.750%	11/15/20	1,600	1,663
LG&E & KU Energy LLC	4.375%	10/1/21	5,190	5,521
Louisville Gas & Electric Co.	3.300%	10/1/25	1,500	1,512
Louisville Gas & Electric Co.	5.125%	11/15/40	2,590	2,944
Louisville Gas & Electric Co.	4.650%	11/15/43	725	794
Louisville Gas & Electric Co.	4.375%	10/1/45	2,325	2,440
MidAmerican Energy Co.	5.300%	3/15/18	100	105
MidAmerican Energy Co.	6.750%	12/30/31	3,800	5,135
MidAmerican Energy Co.	5.750%	11/1/35	1,575	1,906
MidAmerican Energy Co.	5.800%	10/15/36	1,350	1,640
MidAmerican Energy Co.	4.800%	9/15/43	675	745
MidAmerican Energy Co.	4.400%	10/15/44	3,800	4,032
MidAmerican Energy Co.	4.250%	5/1/46	2,005	2,062
MidAmerican Funding LLC	6.927%	3/1/29	3,935	5,215
Mississippi Power Co.	4.250%	3/15/42	4,475	3,869
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	5,300	5,526
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	2,475	2,854
National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	4,250	4,280
National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	3,000	2,977
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	8,975	8,980
National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	4,004	3,971
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	7,510	7,666
National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	6,000	5,955
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	4,500	4,395
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	1,363	1,931
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	7,378	7,500
5 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	50	50
5 National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	2,900	3,025
Nevada Power Co.	6.500%	5/15/18	1,865	1,989
Nevada Power Co.	6.500%	8/1/18	14,093	15,155
Nevada Power Co.	7.125%	3/15/19	550	611
Nevada Power Co.	6.650%	4/1/36	965	1,273
Nevada Power Co.	6.750%	7/1/37	1,350	1,773
Nevada Power Co.	5.375%	9/15/40	100	114
Nevada Power Co.	5.450%	5/15/41	500	585
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	3,613	3,906
NextEra Energy Capital Holdings Inc.	2.300%	4/1/19	9,175	9,241
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	6,500	6,534
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	950	963
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	910	973
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	1,975	2,006
Northern States Power Co.	5.250%	3/1/18	3,100	3,239
Northern States Power Co.	2.200%	8/15/20	1,700	1,701
Northern States Power Co.	2.600%	5/15/23	1,280	1,265

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Northern States Power Co.	5.250%	7/15/35	100	116
Northern States Power Co.	6.250%	6/1/36	840	1,086
Northern States Power Co.	6.200%	7/1/37	1,795	2,328
Northern States Power Co.	5.350%	11/1/39	3,245	3,885
Northern States Power Co.	4.850%	8/15/40	950	1,057
Northern States Power Co.	3.400%	8/15/42	525	482
Northern States Power Co.	4.125%	5/15/44	5,850	5,950
Northern States Power Co.	4.000%	8/15/45	1,200	1,194
Northern States Power Co.	3.600%	5/15/46	5,000	4,729
NorthWestern Corp.	6.340%	4/1/19	3,000	3,258
NorthWestern Corp.	4.176%	11/15/44	2,400	2,398
NSTAR Electric Co.	2.375%	10/15/22	1,700	1,668
NSTAR Electric Co.	3.250%	11/15/25	3,700	3,708
NSTAR Electric Co.	2.700%	6/1/26	8,250	7,872
NSTAR Electric Co.	5.500%	3/15/40	3,655	4,323
NV Energy Inc.	6.250%	11/15/20	1,775	2,001
Oglethorpe Power Corp.	5.950%	11/1/39	500	591
Oglethorpe Power Corp.	5.375%	11/1/40	5,145	5,764
Oglethorpe Power Corp.	4.200%	12/1/42	2,350	2,260
Oglethorpe Power Corp.	4.550%	6/1/44	1,000	994
Oglethorpe Power Corp.	4.250%	4/1/46	600	573
Ohio Edison Co.	6.875%	7/15/36	3,900	4,958
Ohio Edison Co.	8.250%	10/15/38	2,754	3,942
Ohio Power Co.	5.375%	10/1/21	5,925	6,616
Ohio Power Co.	5.850%	10/1/35	1,525	1,766
Oklahoma Gas & Electric Co.	5.850%	6/1/40	1,200	1,470
Oklahoma Gas & Electric Co.	5.250%	5/15/41	1,250	1,414
Oklahoma Gas & Electric Co.	3.900%	5/1/43	1,825	1,757
Oklahoma Gas & Electric Co.	4.000%	12/15/44	3,225	3,176
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	2,125	2,128
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	3,415	3,644
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	6,895	9,341
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	150	206
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	2,800	4,028
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	7,590	8,093
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	2,550	2,989
Pacific Gas & Electric Co.	8.250%	10/15/18	3,455	3,836
Pacific Gas & Electric Co.	3.500%	10/1/20	3,790	3,931
Pacific Gas & Electric Co.	4.250%	5/15/21	4,400	4,682
Pacific Gas & Electric Co.	3.250%	9/15/21	9,226	9,479
Pacific Gas & Electric Co.	2.450%	8/15/22	6,397	6,313
Pacific Gas & Electric Co.	3.250%	6/15/23	3,175	3,236
Pacific Gas & Electric Co.	3.850%	11/15/23	1,200	1,265
Pacific Gas & Electric Co.	3.400%	8/15/24	3,225	3,288
Pacific Gas & Electric Co.	3.500%	6/15/25	2,850	2,926
Pacific Gas & Electric Co.	2.950%	3/1/26	1,000	979
Pacific Gas & Electric Co.	6.050%	3/1/34	13,074	16,337
Pacific Gas & Electric Co.	5.800%	3/1/37	9,005	10,975
Pacific Gas & Electric Co.	6.350%	2/15/38	4,000	5,096
Pacific Gas & Electric Co.	6.250%	3/1/39	973	1,240
Pacific Gas & Electric Co.	4.450%	4/15/42	13,052	13,699
Pacific Gas & Electric Co.	4.600%	6/15/43	3,776	3,996
Pacific Gas & Electric Co.	5.125%	11/15/43	2,850	3,251
Pacific Gas & Electric Co.	4.750%	2/15/44	3,080	3,373
Pacific Gas & Electric Co.	4.300%	3/15/45	1,100	1,127
Pacific Gas & Electric Co.	4.250%	3/15/46	6,200	6,291

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	4.000%	12/1/46	4,000	3,944
PacifiCorp	5.650%	7/15/18	3,000	3,189
PacifiCorp	5.500%	1/15/19	4,000	4,287
PacifiCorp	2.950%	2/1/22	3,550	3,613
PacifiCorp	3.600%	4/1/24	4,350	4,519
PacifiCorp	3.350%	7/1/25	1,448	1,468
PacifiCorp	7.700%	11/15/31	985	1,427
PacifiCorp	5.250%	6/15/35	2,875	3,299
PacifiCorp	5.750%	4/1/37	10,850	13,276
PacifiCorp	6.250%	10/15/37	900	1,164
PacifiCorp	6.350%	7/15/38	1,150	1,504
PacifiCorp	6.000%	1/15/39	100	127
PacifiCorp	4.100%	2/1/42	2,900	2,908
PECO Energy Co.	5.350%	3/1/18	375	391
PECO Energy Co.	2.375%	9/15/22	875	859
PECO Energy Co.	5.950%	10/1/36	4,275	5,264
PECO Energy Co.	4.150%	10/1/44	1,890	1,927
Pennsylvania Electric Co.	6.150%	10/1/38	2,075	2,379
PG&E Corp.	2.400%	3/1/19	2,425	2,435
Potomac Electric Power Co.	3.600%	3/15/24	200	207
Potomac Electric Power Co.	6.500%	11/15/37	4,043	5,291
Potomac Electric Power Co.	7.900%	12/15/38	400	590
PPL Capital Funding Inc.	1.900%	6/1/18	3,120	3,119
PPL Capital Funding Inc.	3.500%	12/1/22	490	499
PPL Capital Funding Inc.	3.400%	6/1/23	10,400	10,418
PPL Capital Funding Inc.	3.950%	3/15/24	275	284
PPL Capital Funding Inc.	3.100%	5/15/26	5,000	4,776
PPL Capital Funding Inc.	4.700%	6/1/43	4,050	4,067
PPL Capital Funding Inc.	5.000%	3/15/44	2,000	2,113
PPL Electric Utilities Corp.	3.000%	9/15/21	3,065	3,136
PPL Electric Utilities Corp.	6.250%	5/15/39	800	1,035
PPL Electric Utilities Corp.	5.200%	7/15/41	1,250	1,446
PPL Electric Utilities Corp.	4.750%	7/15/43	3,885	4,324
PPL Electric Utilities Corp.	4.125%	6/15/44	1,700	1,721
Progress Energy Inc.	4.875%	12/1/19	150	161
Progress Energy Inc.	4.400%	1/15/21	7,667	8,127
Progress Energy Inc.	3.150%	4/1/22	15,800	15,933
Progress Energy Inc.	7.000%	10/30/31	2,300	2,978
Progress Energy Inc.	6.000%	12/1/39	2,365	2,838
PSEG Power LLC	5.125%	4/15/20	415	445
PSEG Power LLC	3.000%	6/15/21	1,675	1,680
PSEG Power LLC	4.150%	9/15/21	1,275	1,330
PSEG Power LLC	8.625%	4/15/31	2,325	2,826
Public Service Co. of Colorado	5.800%	8/1/18	425	452
Public Service Co. of Colorado	5.125%	6/1/19	3,725	4,013
Public Service Co. of Colorado	3.200%	11/15/20	6,025	6,219
Public Service Co. of Colorado	2.500%	3/15/23	3,547	3,491
Public Service Co. of Colorado	2.900%	5/15/25	4,000	3,956
Public Service Co. of Colorado	6.250%	9/1/37	75	96
Public Service Co. of Colorado	6.500%	8/1/38	25	33
Public Service Co. of Colorado	4.750%	8/15/41	1,500	1,652
Public Service Co. of Colorado	3.600%	9/15/42	800	751
Public Service Co. of Colorado	4.300%	3/15/44	4,450	4,646
Public Service Co. of New Hampshire	3.500%	11/1/23	875	893
Public Service Co. of New Mexico	7.950%	5/15/18	500	540
Public Service Co. of New Mexico	3.850%	8/1/25	1,250	1,294

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Public Service Co. of Oklahoma	5.150%	12/1/19	650	699
Public Service Co. of Oklahoma	4.400%	2/1/21	2,585	2,759
Public Service Co. of Oklahoma	6.625%	11/15/37	1,550	1,972
Public Service Electric & Gas Co.	2.300%	9/15/18	9,000	9,107
Public Service Electric & Gas Co.	1.800%	6/1/19	3,500	3,493
Public Service Electric & Gas Co.	3.500%	8/15/20	625	649
Public Service Electric & Gas Co.	1.900%	3/15/21	6,575	6,454
Public Service Electric & Gas Co.	2.375%	5/15/23	3,100	3,027
Public Service Electric & Gas Co.	3.000%	5/15/25	1,100	1,098
Public Service Electric & Gas Co.	2.250%	9/15/26	2,455	2,277
Public Service Electric & Gas Co.	5.800%	5/1/37	875	1,083
Public Service Electric & Gas Co.	5.375%	11/1/39	6,450	7,575
Public Service Electric & Gas Co.	3.950%	5/1/42	3,800	3,787
Public Service Electric & Gas Co.	3.650%	9/1/42	575	550
Public Service Electric & Gas Co.	4.000%	6/1/44	1,500	1,512
Public Service Electric & Gas Co.	4.050%	5/1/45	100	101
Public Service Electric & Gas Co.	4.150%	11/1/45	5,300	5,470
Public Service Electric & Gas Co.	3.800%	3/1/46	14,050	13,682
Puget Energy Inc.	6.500%	12/15/20	4,050	4,563
Puget Energy Inc.	6.000%	9/1/21	4,325	4,840
Puget Energy Inc.	5.625%	7/15/22	2,425	2,684
Puget Energy Inc.	3.650%	5/15/25	4,150	4,085
Puget Sound Energy Inc.	7.020%	12/1/27	300	387
Puget Sound Energy Inc.	5.483%	6/1/35	3,650	4,220
Puget Sound Energy Inc.	6.724%	6/15/36	200	262
Puget Sound Energy Inc.	6.274%	3/15/37	1,825	2,285
Puget Sound Energy Inc.	5.757%	10/1/39	1,400	1,696
Puget Sound Energy Inc.	5.795%	3/15/40	1,610	1,963
Puget Sound Energy Inc.	5.764%	7/15/40	600	734
Puget Sound Energy Inc.	5.638%	4/15/41	150	181
Puget Sound Energy Inc.	4.434%	11/15/41	4,800	5,039
Puget Sound Energy Inc.	4.300%	5/20/45	6,025	6,255
San Diego Gas & Electric Co.	3.000%	8/15/21	1,350	1,388
San Diego Gas & Electric Co.	6.000%	6/1/26	4,000	4,860
San Diego Gas & Electric Co.	5.350%	5/15/35	250	292
San Diego Gas & Electric Co.	6.125%	9/15/37	1,000	1,282
San Diego Gas & Electric Co.	5.350%	5/15/40	2,000	2,373
San Diego Gas & Electric Co.	4.500%	8/15/40	3,970	4,264
San Diego Gas & Electric Co.	3.950%	11/15/41	400	398
San Diego Gas & Electric Co.	4.300%	4/1/42	1,500	1,561
SCANA Corp.	6.250%	4/1/20	1,455	1,577
SCANA Corp.	4.750%	5/15/21	1,445	1,510
SCANA Corp.	4.125%	2/1/22	1,500	1,537
Sierra Pacific Power Co.	3.375%	8/15/23	1,450	1,484
Sierra Pacific Power Co.	2.600%	5/1/26	6,855	6,552
Sierra Pacific Power Co.	6.750%	7/1/37	1,450	1,928
South Carolina Electric & Gas Co.	5.250%	11/1/18	1,500	1,594
South Carolina Electric & Gas Co.	6.500%	11/1/18	2,750	2,980
South Carolina Electric & Gas Co.	6.625%	2/1/32	2,525	3,263
South Carolina Electric & Gas Co.	5.300%	5/15/33	150	171
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,550	1,915
South Carolina Electric & Gas Co.	5.450%	2/1/41	525	608
South Carolina Electric & Gas Co.	4.600%	6/15/43	2,300	2,415
South Carolina Electric & Gas Co.	4.100%	6/15/46	800	798
South Carolina Electric & Gas Co.	4.500%	6/1/64	10,015	9,857
South Carolina Electric & Gas Co.	5.100%	6/1/65	2,725	2,993

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Southern California Edison Co.	3.875%	6/1/21	3,789	4,008
5 Southern California Edison Co.	1.845%	2/1/22	2,750	2,708
Southern California Edison Co.	2.400%	2/1/22	2,700	2,701
Southern California Edison Co.	3.500%	10/1/23	10,600	11,006
Southern California Edison Co.	6.650%	4/1/29	450	562
Southern California Edison Co.	6.000%	1/15/34	750	926
Southern California Edison Co.	5.750%	4/1/35	800	967
Southern California Edison Co.	5.350%	7/15/35	4,185	4,918
Southern California Edison Co.	5.550%	1/15/36	500	603
Southern California Edison Co.	5.625%	2/1/36	1,875	2,248
Southern California Edison Co.	5.950%	2/1/38	2,775	3,480
Southern California Edison Co.	6.050%	3/15/39	1,460	1,869
Southern California Edison Co.	4.500%	9/1/40	6,807	7,247
Southern California Edison Co.	3.900%	12/1/41	1,075	1,060
Southern California Edison Co.	4.050%	3/15/42	6,450	6,489
Southern California Edison Co.	3.900%	3/15/43	725	712
Southern California Edison Co.	4.650%	10/1/43	2,975	3,290
Southern California Edison Co.	3.600%	2/1/45	2,200	2,077
Southern Co.	1.550%	7/1/18	3,750	3,746
Southern Co.	1.850%	7/1/19	2,965	2,953
Southern Co.	2.150%	9/1/19	1,650	1,648
Southern Co.	2.750%	6/15/20	2,400	2,416
Southern Co.	2.350%	7/1/21	5,400	5,297
Southern Co.	2.950%	7/1/23	4,450	4,389
Southern Co.	3.250%	7/1/26	6,830	6,639
Southern Co.	4.250%	7/1/36	7,875	7,780
Southern Co.	4.400%	7/1/46	9,400	9,290
5 Southern Co.	5.500%	3/15/57	1,400	1,411
Southern Power Co.	1.850%	12/1/17	1,350	1,354
Southern Power Co.	1.950%	12/15/19	1,400	1,386
Southern Power Co.	2.375%	6/1/20	500	496
Southern Power Co.	2.500%	12/15/21	5,000	4,901
Southern Power Co.	4.150%	12/1/25	2,000	2,071
Southern Power Co.	5.150%	9/15/41	6,290	6,323
Southern Power Co.	5.250%	7/15/43	5,275	5,319
Southern Power Co.	4.950%	12/15/46	2,025	1,972
Southwestern Electric Power Co.	5.875%	3/1/18	75	79
Southwestern Electric Power Co.	6.450%	1/15/19	4,763	5,170
Southwestern Electric Power Co.	3.550%	2/15/22	4,200	4,350
Southwestern Electric Power Co.	2.750%	10/1/26	4,800	4,524
Southwestern Electric Power Co.	3.900%	4/1/45	3,331	3,098
Southwestern Public Service Co.	4.500%	8/15/41	2,154	2,276
Southwestern Public Service Co.	3.400%	8/15/46	14,075	12,636
System Energy Resources Inc.	4.100%	4/1/23	1,500	1,536
Tampa Electric Co.	6.100%	5/15/18	2,175	2,304
Tampa Electric Co.	5.400%	5/15/21	2,590	2,840
Tampa Electric Co.	2.600%	9/15/22	1,000	983
Tampa Electric Co.	6.550%	5/15/36	350	444
Tampa Electric Co.	4.100%	6/15/42	100	96
Tampa Electric Co.	4.350%	5/15/44	3,500	3,493
Tampa Electric Co.	4.200%	5/15/45	3,400	3,327
TECO Finance Inc.	5.150%	3/15/20	4,862	5,168
Toledo Edison Co.	6.150%	5/15/37	2,244	2,647
TransAlta Corp.	4.500%	11/15/22	2,050	2,006
TransAlta Corp.	6.500%	3/15/40	2,400	2,224
Tri-State Generation & Transmission Assn. Inc.	3.700%	11/1/24	1,475	1,499

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
8 Tri-State Generation & Transmission Assn. Inc.	6.000%	6/15/40	800	962
Tri-State Generation & Transmission Assn. Inc.	4.700%	11/1/44	1,400	1,448
Tri-State Generation & Transmission Assn. Inc.	4.250%	6/1/46	1,300	1,253
Tucson Electric Power Co.	5.150%	11/15/21	1,045	1,139
Tucson Electric Power Co.	3.050%	3/15/25	2,000	1,901
UIL Holdings Corp.	4.625%	10/1/20	4,400	4,592
Union Electric Co.	6.700%	2/1/19	2,232	2,444
Union Electric Co.	3.500%	4/15/24	5,300	5,451
Union Electric Co.	5.300%	8/1/37	2,869	3,383
Union Electric Co.	8.450%	3/15/39	2,200	3,462
Union Electric Co.	3.900%	9/15/42	175	172
Union Electric Co.	3.650%	4/15/45	1,700	1,605
Virginia Electric & Power Co.	1.200%	1/15/18	3,000	2,988
Virginia Electric & Power Co.	2.950%	1/15/22	2,025	2,051
Virginia Electric & Power Co.	3.450%	9/1/22	10,595	10,973
Virginia Electric & Power Co.	2.750%	3/15/23	6,050	5,995
Virginia Electric & Power Co.	3.450%	2/15/24	5,390	5,534
Virginia Electric & Power Co.	3.100%	5/15/25	3,450	3,425
Virginia Electric & Power Co.	3.150%	1/15/26	8,145	8,075
Virginia Electric & Power Co.	6.000%	1/15/36	2,840	3,496
Virginia Electric & Power Co.	6.000%	5/15/37	4,225	5,224
Virginia Electric & Power Co.	6.350%	11/30/37	2,800	3,604
Virginia Electric & Power Co.	4.000%	1/15/43	15,375	15,175
Virginia Electric & Power Co.	4.650%	8/15/43	225	244
Virginia Electric & Power Co.	4.450%	2/15/44	2,045	2,154
Virginia Electric & Power Co.	4.200%	5/15/45	3,050	3,100
Virginia Electric & Power Co.	4.000%	11/15/46	7,500	7,485
WEC Energy Group Inc.	1.650%	6/15/18	2,150	2,148
WEC Energy Group Inc.	2.450%	6/15/20	2,075	2,076
WEC Energy Group Inc.	3.550%	6/15/25	2,900	2,953
Westar Energy Inc.	3.250%	12/1/25	1,900	1,899
Westar Energy Inc.	2.550%	7/1/26	6,200	5,824
Westar Energy Inc.	4.125%	3/1/42	4,550	4,517
Westar Energy Inc.	4.100%	4/1/43	900	900
Westar Energy Inc.	4.625%	9/1/43	2,900	3,105
Westar Energy Inc.	4.250%	12/1/45	750	769
Western Massachusetts Electric Co.	3.500%	9/15/21	1,050	1,080
Wisconsin Electric Power Co.	4.250%	12/15/19	2,650	2,817
Wisconsin Electric Power Co.	3.100%	6/1/25	400	399
Wisconsin Electric Power Co.	5.625%	5/15/33	150	176
Wisconsin Electric Power Co.	3.650%	12/15/42	400	376
Wisconsin Electric Power Co.	4.250%	6/1/44	600	614
Wisconsin Electric Power Co.	4.300%	12/15/45	1,475	1,522
Wisconsin Power & Light Co.	5.000%	7/15/19	475	508
Wisconsin Power & Light Co.	2.250%	11/15/22	3,850	3,754
Wisconsin Power & Light Co.	6.375%	8/15/37	1,625	2,111
Wisconsin Power & Light Co.	4.100%	10/15/44	1,150	1,165
Wisconsin Public Service Corp.	1.650%	12/4/18	4,500	4,495
Wisconsin Public Service Corp.	3.671%	12/1/42	2,150	2,029
Wisconsin Public Service Corp.	4.752%	11/1/44	2,175	2,397
Xcel Energy Inc.	4.700%	5/15/20	4,120	4,378
Xcel Energy Inc.	2.400%	3/15/21	6,975	6,932
Xcel Energy Inc.	2.600%	3/15/22	3,600	3,585
Xcel Energy Inc.	3.300%	6/1/25	11,100	11,092
Xcel Energy Inc.	3.350%	12/1/26	3,025	3,020
Xcel Energy Inc.	6.500%	7/1/36	961	1,208

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Natural Gas (0.2%)
Atmos Energy Corp.	8.500%	3/15/19	760	864
Atmos Energy Corp.	5.500%	6/15/41	4,050	4,698
Atmos Energy Corp.	4.150%	1/15/43	75	74
Atmos Energy Corp.	4.125%	10/15/44	3,325	3,310
British Transco Finance Inc.	6.625%	6/1/18	3,125	3,314
CenterPoint Energy Resources Corp.	6.000%	5/15/18	2,636	2,765
CenterPoint Energy Resources Corp.	4.500%	1/15/21	7,001	7,360
CenterPoint Energy Resources Corp.	6.625%	11/1/37	2,300	2,782
CenterPoint Energy Resources Corp.	5.850%	1/15/41	1,975	2,232
KeySpan Corp.	8.000%	11/15/30	150	200
KeySpan Corp.	5.803%	4/1/35	100	113
NiSource Finance Corp.	6.400%	3/15/18	635	669
NiSource Finance Corp.	6.800%	1/15/19	5,900	6,439
NiSource Finance Corp.	5.450%	9/15/20	800	873
NiSource Finance Corp.	6.125%	3/1/22	9,620	11,090
NiSource Finance Corp.	6.250%	12/15/40	2,350	2,897
NiSource Finance Corp.	5.950%	6/15/41	10,422	12,385
NiSource Finance Corp.	5.800%	2/1/42	3,375	3,923
NiSource Finance Corp.	4.800%	2/15/44	3,250	3,417
ONE Gas Inc.	2.070%	2/1/19	2,350	2,355
ONE Gas Inc.	4.658%	2/1/44	1,200	1,250
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	1,225	1,274
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	4,000	3,533
Sempra Energy	6.150%	6/15/18	2,775	2,940
Sempra Energy	9.800%	2/15/19	1,500	1,737
Sempra Energy	1.625%	10/7/19	2,400	2,369
Sempra Energy	2.400%	3/15/20	3,200	3,194
Sempra Energy	2.850%	11/15/20	3,930	3,958
Sempra Energy	2.875%	10/1/22	2,325	2,301
Sempra Energy	4.050%	12/1/23	11,785	12,297
Sempra Energy	3.750%	11/15/25	8,855	8,955
Sempra Energy	6.000%	10/15/39	6,925	8,238
Southern California Gas Co.	3.200%	6/15/25	560	569
Southern California Gas Co.	2.600%	6/15/26	9,300	8,914
Southern California Gas Co.	5.750%	11/15/35	400	485
Southern California Gas Co.	3.750%	9/15/42	3,325	3,244
Southern California Gas Co.	4.450%	3/15/44	1,450	1,540
Southern Co. Gas Capital Corp.	5.250%	8/15/19	1,600	1,714
Southern Co. Gas Capital Corp.	3.500%	9/15/21	680	699
Southern Co. Gas Capital Corp.	5.875%	3/15/41	5,700	6,633
Southern Co. Gas Capital Corp.	4.400%	6/1/43	1,000	987
Southern Co. Gas Capital Corp.	3.950%	10/1/46	2,700	2,494
Spire Inc.	4.700%	8/15/44	3,500	3,456
Washington Gas Light Co.	3.796%	9/15/46	3,200	3,007

Other Utility (0.0%)
American Water Capital Corp.	3.000%	12/1/26	1,400	1,374
American Water Capital Corp.	6.593%	10/15/37	6,175	8,177
American Water Capital Corp.	4.300%	9/1/45	625	648
American Water Capital Corp.	4.000%	12/1/46	600	600
United Utilities plc	5.375%	2/1/19	5,875	6,150
United Utilities plc	6.875%	8/15/28	100	110
Veolia Environnement SA	6.750%	6/1/38	4,850	5,876
				2,376,065
Total Corporate Bonds (Cost $30,870,974)				31,246,872

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (4.6%)
African Development Bank	0.875%	5/15/17	7,000	6,992
African Development Bank	0.875%	3/15/18	5,200	5,176
African Development Bank	1.625%	10/2/18	11,500	11,534
African Development Bank	1.000%	11/2/18	9,100	9,025
African Development Bank	1.000%	5/15/19	11,000	10,855
African Development Bank	1.375%	2/12/20	5,700	5,634
African Development Bank	1.250%	7/26/21	6,650	6,383
African Development Bank	2.375%	9/23/21	13,500	13,599
Agricultural Bank Of China	2.000%	5/21/18	2,200	2,196
Agricultural Bank Of China	2.750%	5/21/20	2,000	1,997
Asian Development Bank	0.750%	1/11/17	16,875	16,875
Asian Development Bank	1.125%	3/15/17	29,875	29,875
Asian Development Bank	5.250%	6/12/17	100	102
Asian Development Bank	0.875%	4/26/18	9,400	9,356
Asian Development Bank	1.125%	6/5/18	19,000	18,873
Asian Development Bank	5.593%	7/16/18	1,700	1,801
Asian Development Bank	1.750%	9/11/18	1,650	1,661
Asian Development Bank	1.500%	9/28/18	15,000	15,045
Asian Development Bank	0.875%	10/5/18	25,000	24,794
Asian Development Bank	1.875%	10/23/18	5,120	5,161
Asian Development Bank	1.375%	1/15/19	9,500	9,482
Asian Development Bank	1.750%	3/21/19	14,600	14,682
Asian Development Bank	1.875%	4/12/19	13,500	13,609
Asian Development Bank	1.000%	8/16/19	7,250	7,137
Asian Development Bank	1.500%	1/22/20	10,400	10,344
Asian Development Bank	1.375%	3/23/20	2,750	2,718
Asian Development Bank	1.625%	3/16/21	8,300	8,165
Asian Development Bank	1.875%	2/18/22	15,700	15,431
Asian Development Bank	2.000%	1/22/25	10,750	10,292
Asian Development Bank	2.000%	4/24/26	4,700	4,453
8 Bank of England	1.250%	3/14/19	1,700	1,686
Canada	1.125%	3/19/18	20,150	20,100
Canada	1.625%	2/27/19	1,650	1,653
CNOOC Finance 2013 Ltd.	1.750%	5/9/18	2,850	2,830
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	14,250	13,784
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	8,000	7,968
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	22,100	21,537
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	15,000	15,447
Corp. Andina de Fomento	2.125%	9/27/21	6,000	5,807
Corp. Andina de Fomento	1.500%	8/8/17	8,000	7,991
Corp. Andina de Fomento	2.000%	5/10/19	9,600	9,545
Corp. Andina de Fomento	8.125%	6/4/19	1,850	2,094
Corp. Andina de Fomento	4.375%	6/15/22	21,767	22,913
Council Of Europe Development Bank	1.000%	3/7/18	10,450	10,401
Council Of Europe Development Bank	1.125%	5/31/18	4,550	4,529
Council Of Europe Development Bank	1.750%	11/14/19	5,000	5,004
Council Of Europe Development Bank	1.625%	3/10/20	15,500	15,397
Council Of Europe Development Bank	1.625%	3/16/21	4,500	4,404
Ecopetrol SA	5.875%	9/18/23	13,250	14,028
Ecopetrol SA	4.125%	1/16/25	25,775	24,357
Ecopetrol SA	5.375%	6/26/26	8,350	8,350
Ecopetrol SA	7.375%	9/18/43	5,950	6,010
Ecopetrol SA	5.875%	5/28/45	9,975	8,666
Emirates Telecommunications Group Co. PJSC	3.500%	6/18/24	5,000	4,990

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
European Bank for Reconstruction
& Development	0.750%	9/1/17	8,075	8,056
European Bank for Reconstruction
& Development	1.000%	9/17/18	2,050	2,038
European Bank for Reconstruction
& Development	1.625%	11/15/18	4,675	4,695
European Bank for Reconstruction
& Development	1.750%	6/14/19	21,525	21,591
European Bank for Reconstruction
& Development	0.875%	7/22/19	7,500	7,364
European Bank for Reconstruction
& Development	1.750%	11/26/19	2,700	2,705
European Bank for Reconstruction
& Development	1.500%	3/16/20	10,750	10,666
European Bank for Reconstruction
& Development	1.875%	2/23/22	14,500	14,238
European Investment Bank	1.625%	6/15/17	20,000	20,007
European Investment Bank	1.000%	3/15/18	22,850	22,770
European Investment Bank	1.250%	5/15/18	15,750	15,737
European Investment Bank	1.000%	6/15/18	48,100	47,879
European Investment Bank	1.125%	8/15/18	33,300	33,017
European Investment Bank	1.625%	12/18/18	34,225	34,325
European Investment Bank	1.875%	3/15/19	46,000	46,319
European Investment Bank	1.750%	6/17/19	62,470	62,661
European Investment Bank	1.125%	8/15/19	10,000	9,856
European Investment Bank	1.625%	3/16/20	32,400	32,184
European Investment Bank	1.375%	6/15/20	21,200	20,823
European Investment Bank	2.875%	9/15/20	17,125	17,680
European Investment Bank	1.625%	12/15/20	21,500	21,171
European Investment Bank	4.000%	2/16/21	11,575	12,428
European Investment Bank	2.000%	3/15/21	37,000	36,807
European Investment Bank	2.500%	4/15/21	22,125	22,430
European Investment Bank	1.375%	9/15/21	2,000	1,925
European Investment Bank	2.125%	10/15/21	7,600	7,553
European Investment Bank	2.250%	8/15/22	21,100	20,990
European Investment Bank	3.250%	1/29/24	12,100	12,676
European Investment Bank	1.875%	2/10/25	9,400	8,885
European Investment Bank	2.125%	4/13/26	30,000	28,593
Export Development Canada	0.750%	12/15/17	9,025	9,007
Export Development Canada	1.000%	6/15/18	450	448
Export Development Canada	1.500%	10/3/18	15,125	15,137
Export Development Canada	1.250%	2/4/19	8,300	8,276
9 Export Development Canada	1.750%	8/19/19	7,000	7,022
9 Export Development Canada	1.625%	12/3/19	3,600	3,601
Export Development Canada	1.500%	5/26/21	16,000	15,599
Export Development Canada	1.375%	10/21/21	7,300	7,050
Export-Import Bank of Korea	1.750%	2/27/18	4,150	4,146
Export-Import Bank of Korea	2.875%	9/17/18	7,300	7,422
Export-Import Bank of Korea	1.750%	5/26/19	5,100	5,071
Export-Import Bank of Korea	2.375%	8/12/19	5,000	5,033
Export-Import Bank of Korea	1.500%	10/21/19	10,000	9,829
Export-Import Bank of Korea	5.125%	6/29/20	5,300	5,741
Export-Import Bank of Korea	4.000%	1/29/21	2,400	2,516
Export-Import Bank of Korea	2.500%	5/10/21	6,000	5,936
Export-Import Bank of Korea	4.375%	9/15/21	4,000	4,279
Export-Import Bank of Korea	1.875%	10/21/21	13,450	12,907

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Export-Import Bank of Korea	5.000%	4/11/22	3,300	3,641
Export-Import Bank of Korea	4.000%	1/14/24	17,850	18,685
Export-Import Bank of Korea	2.875%	1/21/25	3,000	2,904
Export-Import Bank of Korea	3.250%	11/10/25	6,200	6,167
Export-Import Bank of Korea	2.625%	5/26/26	6,000	5,671
Export-Import Bank of Korea	3.250%	8/12/26	425	423
FMS Wertmanagement AoeR	1.125%	9/5/17	5,700	5,701
FMS Wertmanagement AoeR	1.250%	7/30/18	13,000	12,915
FMS Wertmanagement AoeR	1.625%	11/20/18	11,000	11,033
FMS Wertmanagement AoeR	1.000%	8/16/19	11,700	11,503
FMS Wertmanagement AoeR	1.750%	3/17/20	6,000	5,991
Hydro-Quebec	1.375%	6/19/17	16,400	16,448
Hydro-Quebec	8.400%	1/15/22	3,040	3,801
Hydro-Quebec	8.050%	7/7/24	1,150	1,505
Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	4,200	4,205
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	5,850	5,985
Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	4,950	4,868
Inter-American Development Bank	2.375%	8/15/17	5,100	5,139
Inter-American Development Bank	0.875%	3/15/18	10,750	10,699
Inter-American Development Bank	1.750%	8/24/18	7,620	7,671
Inter-American Development Bank	1.125%	8/28/18	21,000	20,929
Inter-American Development Bank	4.250%	9/10/18	275	288
Inter-American Development Bank	1.000%	5/13/19	14,500	14,309
Inter-American Development Bank	1.125%	9/12/19	24,800	24,478
Inter-American Development Bank	3.875%	9/17/19	16,750	17,725
Inter-American Development Bank	1.750%	10/15/19	20,200	20,242
Inter-American Development Bank	3.875%	2/14/20	1,800	1,916
Inter-American Development Bank	2.125%	11/9/20	10,400	10,490
Inter-American Development Bank	1.875%	3/15/21	16,000	15,900
Inter-American Development Bank	1.750%	4/14/22	25,600	24,979
Inter-American Development Bank	3.000%	10/4/23	2,350	2,436
Inter-American Development Bank	3.000%	2/21/24	13,000	13,439
Inter-American Development Bank	2.125%	1/15/25	14,000	13,561
Inter-American Development Bank	7.000%	6/15/25	1,125	1,449
Inter-American Development Bank	2.000%	6/2/26	30,625	28,977
Inter-American Development Bank	3.200%	8/7/42	2,000	1,911
Inter-American Development Bank	4.375%	1/24/44	5,200	6,019
International Bank for Reconstruction
& Development	0.875%	4/17/17	34,575	34,578
International Bank for Reconstruction
& Development	1.375%	4/10/18	37,150	37,211
International Bank for Reconstruction
& Development	1.000%	6/15/18	24,400	24,287
International Bank for Reconstruction
& Development	0.875%	7/19/18	30,000	29,787
International Bank for Reconstruction
& Development	1.000%	10/5/18	9,000	8,948
International Bank for Reconstruction
& Development	1.875%	3/15/19	42,875	43,220
International Bank for Reconstruction
& Development	1.250%	7/26/19	17,000	16,863
International Bank for Reconstruction
& Development	0.875%	8/15/19	40,000	39,200
International Bank for Reconstruction
& Development	1.875%	10/7/19	5,100	5,136

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
	International Bank for Reconstruction
	& Development	1.125%	11/27/19	22,025	21,710
	International Bank for Reconstruction
	& Development	1.375%	3/30/20	24,000	23,755
	International Bank for Reconstruction
	& Development	2.125%	11/1/20	20,400	20,598
	International Bank for Reconstruction
	& Development	1.625%	3/9/21	28,100	27,636
	International Bank for Reconstruction
	& Development	1.375%	5/24/21	34,000	33,014
	International Bank for Reconstruction
	& Development	2.250%	6/24/21	10,250	10,328
	International Bank for Reconstruction
	& Development	1.375%	9/20/21	36,000	34,883
	International Bank for Reconstruction
	& Development	1.625%	2/10/22	33,425	32,568
	International Bank for Reconstruction
	& Development	7.625%	1/19/23	950	1,229
	International Bank for Reconstruction
	& Development	2.500%	11/25/24	34,500	34,402
	International Bank for Reconstruction
	& Development	8.875%	3/1/26	450	652
	International Finance Corp.	2.125%	11/17/17	25,300	25,417
	International Finance Corp.	1.250%	7/16/18	15,400	15,327
	International Finance Corp.	1.750%	9/4/18	6,400	6,416
	International Finance Corp.	1.750%	9/16/19	10,500	10,505
	International Finance Corp.	2.125%	4/7/26	25,300	24,178
[10]	Japan Bank for International Cooperation	1.125%	7/19/17	19,750	19,704
[10]	Japan Bank for International Cooperation	1.750%	7/31/18	10,625	10,629
[10]	Japan Bank for International Cooperation	1.750%	11/13/18	19,900	19,859
[10]	Japan Bank for International Cooperation	2.125%	2/7/19	6,050	6,069
[10]	Japan Bank for International Cooperation	1.750%	5/28/20	4,750	4,659
[10]	Japan Bank for International Cooperation	1.875%	4/20/21	6,600	6,425
[10]	Japan Bank for International Cooperation	1.500%	7/21/21	12,000	11,472
[10]	Japan Bank for International Cooperation	2.000%	11/4/21	14,250	13,857
[10]	Japan Bank for International Cooperation	3.375%	7/31/23	2,400	2,495
[10]	Japan Bank for International Cooperation	3.000%	5/29/24	17,000	17,283
[10]	Japan Bank for International Cooperation	2.125%	2/10/25	14,500	13,755
[10]	Japan Bank for International Cooperation	2.500%	5/28/25	3,900	3,787
[10]	Japan Bank for International Cooperation	2.375%	4/20/26	1,600	1,532
[10]	Japan Finance Organization for Municipalities	4.000%	1/13/21	5,625	5,913
[11]	KFW	0.875%	9/5/17	14,200	14,185
[11]	KFW	1.000%	1/26/18	2,000	1,996
[11]	KFW	4.375%	3/15/18	18,100	18,763
[11]	KFW	0.875%	4/19/18	38,000	37,774
[11]	KFW	1.000%	6/11/18	26,350	26,230
[11]	KFW	4.500%	7/16/18	6,225	6,524
[11]	KFW	1.125%	8/6/18	11,600	11,561
[11]	KFW	1.000%	9/7/18	48,000	47,722
[11]	KFW	1.125%	11/16/18	35,000	34,797
[11]	KFW	1.500%	2/6/19	51,500	51,466
[11]	KFW	1.875%	4/1/19	48,590	48,923
[11]	KFW	4.875%	6/17/19	10,075	10,849
[11]	KFW	1.000%	7/15/19	35,000	34,447
[11]	KFW	1.750%	10/15/19	23,650	23,701
[11]	KFW	4.000%	1/27/20	5,400	5,755

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
[11]	KFW	1.500%	4/20/20	27,500	27,185
[11]	KFW	2.750%	9/8/20	14,250	14,637
[11]	KFW	2.750%	10/1/20	13,200	13,559
[11]	KFW	1.500%	6/15/21	60,000	58,354
[11]	KFW	2.375%	8/25/21	19,590	19,766
[11]	KFW	2.625%	1/25/22	14,200	14,453
[11]	KFW	2.000%	10/4/22	24,875	24,396
[11]	KFW	2.125%	1/17/23	23,500	23,165
[11]	KFW	2.500%	11/20/24	39,500	39,304
[11]	KFW	2.000%	5/2/25	31,350	29,950
[11]	KFW	0.000%	4/18/36	8,000	4,253
	Korea Development Bank	3.500%	8/22/17	3,450	3,488
	Korea Development Bank	2.500%	1/13/21	5,000	4,954
	Korea Development Bank	4.625%	11/16/21	9,250	10,025
	Korea Development Bank	3.000%	9/14/22	18,750	18,866
	Korea Development Bank	3.750%	1/22/24	10,350	10,647
	Korea Development Bank	3.000%	1/13/26	1,500	1,465
[11]	Kreditanstalt fuer Wiederaufbau	2.000%	11/30/21	52,350	51,888
[11]	Landwirtschaftliche Rentenbank	1.000%	4/4/18	11,400	11,360
[11]	Landwirtschaftliche Rentenbank	1.875%	9/17/18	5,600	5,644
[11]	Landwirtschaftliche Rentenbank	1.375%	10/23/19	2,900	2,873
[11]	Landwirtschaftliche Rentenbank	2.250%	10/1/21	20,370	20,415
[11]	Landwirtschaftliche Rentenbank	2.000%	12/6/21	2,100	2,080
[11]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	16,300	15,573
[11]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	14,575	14,296
[11]	Landwirtschaftliche Rentenbank	1.750%	7/27/26	8,925	8,215
	Nexen Energy ULC	7.875%	3/15/32	325	432
	Nexen Energy ULC	5.875%	3/10/35	690	773
	Nexen Energy ULC	6.400%	5/15/37	13,400	16,279
	Nexen Energy ULC	7.500%	7/30/39	3,400	4,632
	Nordic Investment Bank	0.750%	1/17/18	14,450	14,381
	Nordic Investment Bank	1.125%	3/19/18	9,250	9,229
	Nordic Investment Bank	0.875%	9/27/18	4,500	4,463
	Nordic Investment Bank	1.875%	6/14/19	8,300	8,358
	Nordic Investment Bank	1.250%	8/2/21	5,000	4,813
	North American Development Bank	2.300%	10/10/18	2,087	2,111
	North American Development Bank	4.375%	2/11/20	975	1,037
	North American Development Bank	2.400%	10/26/22	3,300	3,204
[12]	Oesterreichische Kontrollbank AG	1.125%	5/29/18	850	847
[12]	Oesterreichische Kontrollbank AG	1.625%	3/12/19	3,500	3,497
[12]	Oesterreichische Kontrollbank AG	1.125%	4/26/19	10,200	10,065
[12]	Oesterreichische Kontrollbank AG	1.375%	2/10/20	5,675	5,586
[12]	Oesterreichische Kontrollbank AG	1.500%	10/21/20	30,000	29,454
[12]	Oesterreichische Kontrollbank AG	1.875%	1/20/21	10,900	10,772
[12]	Oesterreichische Kontrollbank AG	2.375%	10/1/21	6,450	6,471
5	Oriental Republic of Uruguay	8.000%	11/18/22	3,900	4,827
5	Oriental Republic of Uruguay	4.500%	8/14/24	9,225	9,571
5	Oriental Republic of Uruguay	4.375%	10/27/27	15,750	15,789
5	Oriental Republic of Uruguay	7.625%	3/21/36	4,725	5,859
5	Oriental Republic of Uruguay	4.125%	11/20/45	6,579	5,411
5	Oriental Republic of Uruguay	5.100%	6/18/50	24,025	21,683
8	Petroleos Mexicanos	5.500%	2/4/19	5,000	5,211
	Petroleos Mexicanos	6.000%	3/5/20	3,000	3,173
	Petroleos Mexicanos	3.500%	7/23/20	4,200	4,136
	Petroleos Mexicanos	5.500%	1/21/21	11,620	11,993
	Petroleos Mexicanos	6.375%	2/4/21	19,000	20,175

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
8	Petroleos Mexicanos	6.375%	2/4/21	31,113	33,037
	Petroleos Mexicanos	4.875%	1/24/22	18,557	18,750
8	Petroleos Mexicanos	5.375%	3/13/22	10,590	10,823
	Petroleos Mexicanos	3.500%	1/30/23	11,150	10,251
8	Petroleos Mexicanos	4.625%	9/21/23	20,612	20,060
	Petroleos Mexicanos	4.875%	1/18/24	8,222	7,995
5	Petroleos Mexicanos	2.290%	2/15/24	1,125	1,115
	Petroleos Mexicanos	2.378%	4/15/25	1,615	1,605
	Petroleos Mexicanos	4.500%	1/23/26	1,995	1,818
	Petroleos Mexicanos	6.875%	8/4/26	2,500	2,644
8	Petroleos Mexicanos	6.875%	8/4/26	17,130	18,120
8	Petroleos Mexicanos	6.500%	3/13/27	27,550	28,485
	Petroleos Mexicanos	6.625%	6/15/35	14,600	14,465
	Petroleos Mexicanos	6.625%	6/15/38	3,025	2,851
	Petroleos Mexicanos	6.500%	6/2/41	17,725	16,571
	Petroleos Mexicanos	5.500%	6/27/44	9,225	7,729
	Petroleos Mexicanos	6.375%	1/23/45	12,870	11,737
	Petroleos Mexicanos	5.625%	1/23/46	28,904	23,833
8	Petroleos Mexicanos	6.750%	9/21/47	27,376	25,816
[13]	Power Sector Assets & Liabilities
	Management Corp.	9.625%	5/15/28	1,255	1,915
	Province of Alberta Canada	1.900%	12/6/19	19,775	19,773
	Province of British Columbia	2.650%	9/22/21	14,150	14,401
	Province of British Columbia	2.000%	10/23/22	9,800	9,557
	Province of British Columbia	2.250%	6/2/26	1,100	1,043
	Province of British Columbia	7.250%	9/1/36	2,171	3,255
	Province of Manitoba	1.125%	6/1/18	700	697
	Province of Manitoba	2.100%	9/6/22	3,000	2,942
	Province of Manitoba	3.050%	5/14/24	19,800	20,140
	Province of Manitoba	2.125%	6/22/26	4,000	3,726
	Province of New Brunswick	2.750%	6/15/18	7,375	7,508
	Province of Nova Scotia	9.125%	5/1/21	1,280	1,604
	Province of Ontario	1.200%	2/14/18	5,600	5,581
	Province of Ontario	3.000%	7/16/18	2,550	2,602
	Province of Ontario	2.000%	9/27/18	12,500	12,571
	Province of Ontario	1.625%	1/18/19	13,000	12,979
	Province of Ontario	2.000%	1/30/19	30,000	30,167
	Province of Ontario	1.250%	6/17/19	10,000	9,884
	Province of Ontario	1.650%	9/27/19	18,000	17,936
	Province of Ontario	4.000%	10/7/19	3,550	3,759
	Province of Ontario	4.400%	4/14/20	13,100	14,073
	Province of Ontario	1.875%	5/21/20	7,400	7,362
	Province of Ontario	2.500%	9/10/21	16,000	16,077
	Province of Ontario	2.450%	6/29/22	1,525	1,520
	Province of Ontario	3.200%	5/16/24	10,000	10,238
	Province of Ontario	2.500%	4/27/26	8,000	7,696
	Quebec	4.625%	5/14/18	9,050	9,424
	Quebec	3.500%	7/29/20	8,670	9,072
	Quebec	2.750%	8/25/21	13,475	13,680
	Quebec	2.625%	2/13/23	34,919	34,929
	Quebec	7.125%	2/9/24	3,075	3,825
	Quebec	2.875%	10/16/24	9,400	9,390
	Quebec	2.500%	4/20/26	500	477
	Quebec	7.500%	9/15/29	10,342	14,410
	Republic of Chile	2.250%	10/30/22	10,400	9,964
	Republic of Chile	3.125%	1/21/26	29,019	28,511

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Republic of Chile	3.625%	10/30/42	3,600	3,360
Republic of Colombia	7.375%	3/18/19	3,410	3,785
Republic of Colombia	11.750%	2/25/20	350	445
Republic of Colombia	4.375%	7/12/21	15,385	16,062
5 Republic of Colombia	2.625%	3/15/23	17,950	16,890
Republic of Colombia	4.000%	2/26/24	44,428	44,806
Republic of Colombia	8.125%	5/21/24	1,800	2,237
5 Republic of Colombia	4.500%	1/28/26	5,717	5,880
Republic of Colombia	7.375%	9/18/37	11,500	13,886
Republic of Colombia	6.125%	1/18/41	13,300	14,377
5 Republic of Colombia	5.625%	2/26/44	5,100	5,262
5 Republic of Colombia	5.000%	6/15/45	27,013	25,662
Republic of Finland	6.950%	2/15/26	1,000	1,284
Republic of Hungary	6.250%	1/29/20	12,075	13,207
Republic of Hungary	6.375%	3/29/21	73,125	81,900
Republic of Hungary	7.625%	3/29/41	4,025	5,634
Republic of Italy	6.875%	9/27/23	17,925	20,914
Republic of Italy	5.375%	6/15/33	13,750	14,637
Republic of Korea	7.125%	4/16/19	19,678	22,022
Republic of Korea	3.875%	9/11/23	5,800	6,214
Republic of Korea	5.625%	11/3/25	575	695
Republic of Panama	5.200%	1/30/20	15,455	16,599
5 Republic of Panama	3.750%	3/16/25	6,300	6,253
Republic of Panama	7.125%	1/29/26	13,700	17,057
Republic of Panama	8.875%	9/30/27	2,500	3,431
Republic of Panama	9.375%	4/1/29	7,000	9,870
5 Republic of Panama	6.700%	1/26/36	18,348	22,293
5 Republic of Panama	4.300%	4/29/53	5,000	4,475
Republic of Peru	4.125%	8/25/27	1,059	1,102
Republic of Peru	8.750%	11/21/33	29,983	43,964
5 Republic of Peru	6.550%	3/14/37	14,900	18,723
Republic of Peru	5.625%	11/18/50	9,483	10,798
Republic of Poland	6.375%	7/15/19	12,860	14,275
Republic of Poland	5.125%	4/21/21	15,650	17,059
Republic of Poland	5.000%	3/23/22	29,185	31,775
Republic of Poland	3.000%	3/17/23	18,000	17,618
Republic of Poland	4.000%	1/22/24	225	230
Republic of Poland	3.250%	4/6/26	11,900	11,409
Republic of South Africa	5.500%	3/9/20	15,565	16,479
Republic of South Africa	5.875%	5/30/22	875	953
Republic of South Africa	4.665%	1/17/24	23,300	23,300
Republic of South Africa	5.875%	9/16/25	9,350	9,969
Republic of South Africa	4.875%	4/14/26	4,550	4,533
Republic of South Africa	4.300%	10/12/28	28,517	26,450
Republic of South Africa	5.375%	7/24/44	10,000	9,825
Republic of South Africa	5.000%	10/12/46	3,000	2,768
Republic of the Philippines	8.375%	6/17/19	5,000	5,800
Republic of the Philippines	4.000%	1/15/21	15,025	15,983
Republic of the Philippines	4.200%	1/21/24	200	215
Republic of the Philippines	10.625%	3/16/25	8,525	13,097
Republic of the Philippines	5.500%	3/30/26	9,350	11,010
Republic of the Philippines	9.500%	2/2/30	4,450	6,992
Republic of the Philippines	7.750%	1/14/31	13,300	18,670
Republic of the Philippines	6.375%	1/15/32	9,650	12,231
Republic of the Philippines	6.375%	10/23/34	20,525	26,631
Republic of the Philippines	5.000%	1/13/37	1,950	2,196

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Republic of the Philippines	3.950%	1/20/40	10,999	10,779
Republic of the Philippines	3.700%	3/1/41	6,733	6,422
8 Sinopec Group Overseas Development 2012 Ltd.	4.875%	5/17/42	450	472
State of Israel	5.125%	3/26/19	5,350	5,747
State of Israel	4.000%	6/30/22	8,200	8,762
State of Israel	3.150%	6/30/23	2,400	2,438
State of Israel	2.875%	3/16/26	30,000	29,582
State of Israel	4.500%	1/30/43	7,700	7,685
Statoil ASA	3.125%	8/17/17	5,390	5,450
Statoil ASA	6.700%	1/15/18	1,000	1,053
Statoil ASA	1.200%	1/17/18	1,500	1,495
Statoil ASA	1.950%	11/8/18	3,500	3,512
Statoil ASA	5.250%	4/15/19	3,990	4,283
Statoil ASA	2.250%	11/8/19	8,000	8,039
Statoil ASA	2.900%	11/8/20	3,025	3,080
Statoil ASA	2.750%	11/10/21	10,400	10,484
Statoil ASA	3.150%	1/23/22	3,175	3,233
Statoil ASA	2.450%	1/17/23	17,550	17,097
Statoil ASA	2.650%	1/15/24	12,518	12,235
Statoil ASA	3.700%	3/1/24	9,856	10,278
Statoil ASA	3.250%	11/10/24	5,100	5,153
Statoil ASA	7.250%	9/23/27	1,975	2,619
8 Statoil ASA	6.500%	12/1/28	225	285
Statoil ASA	7.150%	1/15/29	1,165	1,548
Statoil ASA	5.100%	8/17/40	4,000	4,476
Statoil ASA	4.250%	11/23/41	3,100	3,070
Statoil ASA	3.950%	5/15/43	2,400	2,285
Statoil ASA	4.800%	11/8/43	12,295	13,345
Svensk Exportkredit AB	1.125%	4/5/18	14,800	14,749
Svensk Exportkredit AB	1.250%	4/12/19	4,900	4,848
Svensk Exportkredit AB	1.875%	6/17/19	11,700	11,737
Svensk Exportkredit AB	1.125%	8/28/19	7,100	6,980
Svensk Exportkredit AB	1.750%	3/10/21	7,500	7,357
United Mexican States	5.950%	3/19/19	7,820	8,453
United Mexican States	5.125%	1/15/20	3,500	3,767
United Mexican States	3.625%	3/15/22	64,644	64,899
United Mexican States	4.000%	10/2/23	54,233	54,517
United Mexican States	3.600%	1/30/25	16,226	15,673
United Mexican States	4.125%	1/21/26	2,200	2,189
United Mexican States	7.500%	4/8/33	2,250	2,841
United Mexican States	6.750%	9/27/34	5,200	6,178
United Mexican States	6.050%	1/11/40	25,952	28,067
United Mexican States	4.750%	3/8/44	42,583	39,041
United Mexican States	4.600%	1/23/46	3,951	3,558
United Mexican States	4.350%	1/15/47	12,000	10,308
United Mexican States	5.750%	10/12/10	31,260	28,983
Total Sovereign Bonds (Cost $5,334,131)				5,305,490
Taxable Municipal Bonds (0.9%)
Alabama Economic Settlement Authority
BP Settlement Revenue	3.163%	9/15/25	2,800	2,816
Alabama Economic Settlement Authority
BP Settlement Revenue	4.263%	9/15/32	1,500	1,542
Alameda County CA Joint Powers Authority
Lease Revenue	7.046%	12/1/44	2,080	2,853

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	7.834%	2/15/41	3,625	5,127
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	6.053%	2/15/43	400	476
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.939%	2/15/47	5,845	6,880
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	6.270%	2/15/50	1,090	1,308
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	7.499%	2/15/50	750	1,040
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	8.084%	2/15/50	2,850	4,320
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.793%	4/1/30	875	1,077
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.918%	4/1/40	1,600	2,160
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.263%	4/1/49	13,058	17,740
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	7.043%	4/1/50	1,325	1,874
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.907%	10/1/50	6,940	9,742
California Department of Water Resources
Power Supply Revenue	2.000%	5/1/22	9,000	8,737
California GO	5.750%	3/1/17	4,000	4,032
California GO	6.200%	3/1/19	1,100	1,207
California GO	6.200%	10/1/19	4,710	5,253
California GO	5.700%	11/1/21	9,805	11,249
California GO	7.500%	4/1/34	12,555	17,661
California GO	7.550%	4/1/39	15,245	22,639
California GO	7.300%	10/1/39	6,735	9,512
California GO	7.350%	11/1/39	12,325	17,448
California GO	7.625%	3/1/40	7,480	10,991
California GO	7.600%	11/1/40	20,015	30,120
Central Puget Sound WA Regional Transit
Authority Sales & Use Tax Revenue	5.491%	11/1/39	615	764
Chicago IL GO	7.375%	1/1/33	1,550	1,565
Chicago IL GO	7.781%	1/1/35	825	847
Chicago IL Metropolitan Water Reclamation
District GO	5.720%	12/1/38	3,135	3,747
Chicago IL O Hare International Airport Revenue	6.845%	1/1/38	400	449
Chicago IL O Hare International Airport Revenue	6.395%	1/1/40	1,320	1,723
Chicago IL Transit Authority Sales Tax
Receipts Revenue	6.200%	12/1/40	1,650	1,929
Chicago IL Transit Authority Transfer Tax
Receipts Revenue	6.899%	12/1/40	4,755	5,938
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	2,600	3,196
Chicago IL Water Revenue	6.742%	11/1/40	4,400	5,557
Clark County NV Airport System Revenue	6.881%	7/1/42	550	615
Clark County NV Airport System Revenue	6.820%	7/1/45	3,400	4,777
Colorado Bridge Enterprise Revenue	6.078%	12/1/40	1,300	1,627
Commonwealth Financing Authority
Pennsylvania Revenue	4.014%	6/1/33	7,900	7,668
Commonwealth Financing Authority
Pennsylvania Revenue	6.218%	6/1/39	2,350	2,777
Connecticut GO	5.632%	12/1/29	1,610	1,878

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Connecticut GO	5.090%	10/1/30	800	895
Connecticut GO	5.850%	3/15/32	9,015	11,003
Connecticut Special Tax Revenue
(Transportation Infrastructure)	5.459%	11/1/30	100	114
Cook County IL GO	6.229%	11/15/34	1,750	2,049
Curators of the University of Missouri System
Facilities Revenue	5.960%	11/1/39	1,000	1,279
Curators of the University of Missouri System
Facilities Revenue	5.792%	11/1/41	1,000	1,296
Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	1,023
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	1,650	1,891
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,800	2,348
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	2,935	3,420
Dallas TX Convention Center Hotel Development
Corp. Hotel Revenue	7.088%	1/1/42	6,075	8,002
Dallas TX Independent School District GO	6.450%	2/15/35	1,500	1,724
Dartmouth College New Hampshire GO	4.750%	6/1/19	165	175
Denver CO City & County School District
No. 1 COP	7.017%	12/15/37	1,050	1,393
Denver CO City & County School District
No. 1 GO	5.664%	12/1/33	525	649
District of Columbia Income Tax Revenue	5.591%	12/1/34	450	548
District of Columbia Income Tax Revenue	5.582%	12/1/35	650	797
District of Columbia Water & Sewer Authority
Public Utility Revenue	4.814%	10/1/14	8,550	8,539
East Baton Rouge LA Sewer Commission
Revenue	6.087%	2/1/45	975	1,078
East Bay CA Municipal Utility District Water
System Revenue	5.874%	6/1/40	1,415	1,786
Emory University Georgia GO	5.625%	9/1/19	1,430	1,562
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	2,000	2,015
Florida Board of Administration Finance
Corp Revenue	2.638%	7/1/21	5,000	5,019
Florida Hurricane Catastrophe Fund Finance
Corp. Revenue	2.107%	7/1/18	6,960	7,030
Florida Hurricane Catastrophe Fund Finance
Corp. Revenue	2.995%	7/1/20	11,535	11,811
George Washington University District of
Columbia GO	3.485%	9/15/22	2,800	2,874
George Washington University District of
Columbia GO	4.300%	9/15/44	1,500	1,465
George Washington University District of
Columbia GO	4.868%	9/15/45	39	42
Georgia GO	4.503%	11/1/25	5,300	5,834
Georgia Municipal Electric Power Authority
Revenue	6.637%	4/1/57	7,120	8,767
Georgia Municipal Electric Power Authority
Revenue	6.655%	4/1/57	2,150	2,609
Georgia Municipal Electric Power Authority
Revenue	7.055%	4/1/57	5,100	5,782
Houston TX GO	6.290%	3/1/32	9,130	10,858
Houston TX Utility System Revenue	3.828%	5/15/28	2,400	2,516
Illinois GO	5.365%	3/1/17	3,000	3,019
Illinois GO	5.665%	3/1/18	4,750	4,911
Illinois GO	4.950%	6/1/23	2,125	2,173

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
	Illinois GO	5.100%	6/1/33	44,760	39,993
	Illinois GO	6.630%	2/1/35	5,400	5,426
	Illinois GO	6.725%	4/1/35	3,550	3,586
	Illinois GO	7.350%	7/1/35	5,800	6,157
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	4,120	5,176
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	625	767
	Indianapolis IN Local Public Improvement
	Revenue	6.116%	1/15/40	3,700	4,726
[14]	Industry CA Sales Tax Revenue	5.125%	1/1/51	1,400	1,458
	JobsOhio Beverage System Statewide Liquor
	Profits Revenue	3.985%	1/1/29	3,640	3,844
	JobsOhio Beverage System Statewide Liquor
	Profits Revenue	4.532%	1/1/35	2,350	2,537
	Kansas Department of Transportation Highway
	Revenue	4.596%	9/1/35	2,700	2,996
	Kansas Development Finance Authority Revenue	4.727%	4/15/37	1,900	1,992
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	100	107
[14]	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	2,025	2,313
	Kentucky Asset/Liability Commission General
	Fund Revenue	3.165%	4/1/18	86	86
	Los Angeles CA Community College District GO	6.600%	8/1/42	7,200	9,988
	Los Angeles CA Community College District GO	6.750%	8/1/49	4,250	6,107
	Los Angeles CA Department of Airports
	International Airport Revenue	6.582%	5/15/39	600	768
	Los Angeles CA Department of Water
	& Power Revenue	5.716%	7/1/39	1,650	2,014
	Los Angeles CA Department of Water
	& Power Revenue	6.008%	7/1/39	1,900	2,354
	Los Angeles CA Department of Water
	& Power Revenue	6.166%	7/1/40	600	668
	Los Angeles CA Department of Water
	& Power Revenue	6.574%	7/1/45	6,555	8,970
	Los Angeles CA Department of Water
	& Power Revenue	6.603%	7/1/50	600	837
	Los Angeles CA Unified School District GO	5.755%	7/1/29	4,515	5,429
	Los Angeles CA Unified School District GO	5.750%	7/1/34	10,295	12,692
	Los Angeles CA Unified School District GO	6.758%	7/1/34	3,150	4,220
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax Revenue	5.735%	6/1/39	6,300	7,741
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.488%	8/1/33	2,900	3,844
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.618%	8/1/40	850	1,204
	Maryland Transportation Authority Facilities
	Projects Revenue	5.888%	7/1/43	800	998
	Massachusetts GO	4.200%	12/1/21	8,980	9,639
	Massachusetts GO	5.456%	12/1/39	5,250	6,468
	Massachusetts GO	3.277%	6/1/46	4,830	4,377
	Massachusetts School Building Authority
	Dedicated Sales Tax Revenue	5.715%	8/15/39	2,750	3,455
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	475	601
	Massachusetts Water Pollution Abatement
	Trust Revenue	5.192%	8/1/40	2,415	2,755
	Metropolitan Government of Nashville
	& Davidson County TN Convention Center
	Authority Tourism Tax Revenue	6.731%	7/1/43	1,500	1,940

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
	Metropolitan Government of Nashville
	& Davidson County TN GO	5.707%	7/1/34	1,000	1,195
	Metropolitan Washington DC/VA Airports
	Authority Dulles Toll Road Revenue	7.462%	10/1/46	4,625	6,474
	Metropolitan Water District of Southern
	California Revenue	6.947%	7/1/40	650	749
	Mississippi GO	5.245%	11/1/34	1,350	1,624
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	600	712
[15]	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	9,515	11,203
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	5.754%	12/15/28	7,680	8,006
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.561%	12/15/40	2,780	3,063
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	6,700	9,652
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	13,526	18,896
	New York City NY GO	6.646%	12/1/31	100	114
	New York City NY GO	6.246%	6/1/35	950	1,056
	New York City NY GO	5.968%	3/1/36	1,390	1,761
	New York City NY GO	5.985%	12/1/36	610	766
	New York City NY GO	5.517%	10/1/37	3,225	3,904
	New York City NY GO	6.271%	12/1/37	5,500	7,178
	New York City NY GO	5.846%	6/1/40	750	957
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.750%	6/15/41	500	641
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.790%	6/15/41	4,000	4,422
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.724%	6/15/42	795	1,010
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.952%	6/15/42	1,000	1,292
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	6.011%	6/15/42	350	457
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	6.282%	6/15/42	2,275	2,572
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.440%	6/15/43	2,580	3,163
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.882%	6/15/44	12,590	16,264
	New York City NY Transitional Finance Authority
	Building Aid Revenue	6.828%	7/15/40	2,200	2,920
	New York City NY Transitional Finance Authority
	Future Tax Revenue	5.767%	8/1/36	2,925	3,619
	New York City NY Transitional Finance Authority
	Future Tax Revenue	5.508%	8/1/37	3,800	4,616
	New York City NY Transitional Finance Authority
	Future Tax Revenue	5.572%	11/1/38	1,000	1,217
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	9,600	14,112
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	400	507
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.548%	11/15/31	300	385
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	5.871%	11/15/39	975	1,169

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value*
		Coupon	Date	($000)	($000)
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.648%	11/15/39	2,540	3,311
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.668%	11/15/39	6,360	8,380
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.500%	3/15/30	4,445	5,246
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.289%	3/15/33	1,250	1,453
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.628%	3/15/39	1,150	1,407
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.389%	3/15/40	750	907
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.600%	3/15/40	1,785	2,208
	New York State Urban Development Corp.
	Revenue (Personal Income Tax)	5.770%	3/15/39	2,375	2,857
	New York State Urban Development Corp.
	Revenue (Personal Income Tax)	5.838%	3/15/40	650	794
	New York University Hospitals Center GO	4.428%	7/1/42	1,850	1,774
	New York University Hospitals Center Revenue	5.750%	7/1/43	3,100	3,617
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	4,825	6,738
	Ohio State University General Receipts Revenue	4.910%	6/1/40	1,575	1,802
	Ohio State University General Receipts Revenue	3.798%	12/1/46	4,500	4,352
	Ohio State University General Receipts Revenue	4.048%	12/1/56	1,814	1,782
	Ohio State University General Receipts Revenue	4.800%	6/1/11	5,456	5,303
	Ohio University General Receipts Revenue	5.590%	12/1/14	3,400	3,545
	Ohio Water Development Authority Water
	Pollution Control Loan Fund Revenue	4.879%	12/1/34	1,050	1,182
	Orange County CA Local Transportation
	Authority Sales Tax Revenue	6.908%	2/15/41	650	872
	Oregon Department of Transportation Highway
	User Tax Revenue	5.834%	11/15/34	2,060	2,594
	Oregon GO	5.762%	6/1/23	850	957
	Oregon GO	5.892%	6/1/27	1,725	2,095
[16]	Oregon School Boards Association GO	4.759%	6/30/28	12,000	13,302
[14]	Oregon School Boards Association GO	5.528%	6/30/28	375	438
	Pennsylvania GO	4.650%	2/15/26	2,015	2,186
	Pennsylvania GO	5.350%	5/1/30	3,000	3,276
	Pennsylvania Public School Building Authority
	Lease Revenue (School District of Philadelphia)	5.000%	9/15/27	999	1,028
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	2,250	2,703
	Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	550	668
	Philadelphia PA Industrial Development Authority
	City Service Agreement Revenue	3.964%	4/15/26	1,500	1,470
	Port Authority of New York & New Jersey
	Revenue	6.040%	12/1/29	1,850	2,317
	Port Authority of New York & New Jersey
	Revenue	5.647%	11/1/40	3,050	3,681
	Port Authority of New York & New Jersey
	Revenue	5.647%	11/1/40	4,900	5,905
	Port Authority of New York & New Jersey
	Revenue	4.960%	8/1/46	5,025	5,609
	Port Authority of New York & New Jersey
	Revenue	5.310%	8/1/46	3,350	3,606
	Port Authority of New York & New Jersey
	Revenue	4.926%	10/1/51	3,560	3,943

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
Port Authority of New York & New Jersey
Revenue	4.458%	10/1/62	13,850	13,896
Port Authority of New York & New Jersey
Revenue	4.810%	10/15/65	2,550	2,727
Port of Morrow OR Transmission Facilities
Revenue (Bonneville Cooperation Project)	2.987%	9/1/36	105	95
President & Fellows of Harvard College
Massachusetts GO	4.875%	10/15/40	2,930	3,447
President & Fellows of Harvard College
Massachusetts GO	3.150%	7/15/46	3,000	2,671
Princeton University New Jersey GO	4.950%	3/1/19	3,400	3,624
Princeton University New Jersey GO	5.700%	3/1/39	1,650	2,161
Regional Transportation District of Colorado
Sales Tax Revenue	5.844%	11/1/50	1,250	1,620
Rutgers State University New Jersey Revenue	5.665%	5/1/40	2,900	3,403
Sacramento CA Public Financing Authority
Lease Revenue	5.637%	4/1/50	4,500	4,939
Salt River Project Arizona Agricultural
Improvement & Power District Revenue	4.839%	1/1/41	3,250	3,718
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	1,550	1,989
San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	1,175	1,472
San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	7,000	8,800
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	1,410	1,511
San Diego County CA Regional Airport Authority
Revenue	5.594%	7/1/43	2,375	2,604
San Diego County CA Regional Transportation
Commission Sales Tax Revenue	5.911%	4/1/48	1,470	1,872
San Diego County CA Water Authority Revenue	6.138%	5/1/49	4,180	5,446
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.000%	11/1/40	1,600	1,952
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	5,750	8,055
Santa Clara Valley CA Transportation Authority
Sales Tax Revenue	5.876%	4/1/32	3,355	4,056
Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	775	909
South Carolina Public Service Authority Revenue	2.388%	12/1/23	2,000	1,938
South Carolina Public Service Authority Revenue	6.454%	1/1/50	6,925	9,060
Stanford University California GO	4.750%	5/1/19	100	107
Stanford University California GO	3.460%	5/1/47	1,475	1,388
Sumter Landing FL Community Development
District Recreational Revenue	4.172%	10/1/47	4,000	3,869
Texas GO	5.517%	4/1/39	7,590	9,591
Texas Transportation Commission Revenue	5.028%	4/1/26	750	858
Texas Transportation Commission Revenue	5.178%	4/1/30	3,850	4,546
Texas Transportation Commission Revenue	4.631%	4/1/33	4,000	4,549
Texas Transportation Commission Revenue	4.681%	4/1/40	1,375	1,558
Tufts University Massachusetts GO	5.017%	4/15/12	4,700	4,852
University of California Regents Medical
Center Revenue	6.548%	5/15/48	1,675	2,198
University of California Regents Medical
Center Revenue	6.583%	5/15/49	1,055	1,377
University of California Revenue	1.796%	7/1/19	6,560	6,580
University of California Revenue	4.601%	5/15/31	12,830	14,132
University of California Revenue	5.770%	5/15/43	5,790	7,079
University of California Revenue	4.765%	5/15/44	500	527
University of California Revenue	5.946%	5/15/45	5,510	6,793

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value*
	Coupon	Date	($000)	($000)
University of California Revenue	4.858%	5/15/12	6,625	6,425
University of California Revenue	4.767%	5/15/15	75	71
University of Massachusetts Building Authority
Revenue	5.450%	11/1/40	600	728
University of North Carolina University System
Revenue	3.327%	12/1/36	90	88
University of Southern California GO	5.250%	10/1/11	1,750	1,965
University of Texas System Revenue Financing
System Revenue	5.262%	7/1/39	5,214	6,347
University of Texas System Revenue Financing
System Revenue	6.276%	8/15/41	525	579
University of Texas System Revenue Financing
System Revenue	5.134%	8/15/42	150	179
University of Texas System Revenue Financing
System Revenue	4.794%	8/15/46	1,665	1,911
University of Virginia Revenue	6.200%	9/1/39	1,000	1,372
Utah GO	4.554%	7/1/24	550	609
Utah GO	3.539%	7/1/25	4,400	4,614
Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	3,875	4,935
Virginia Commonwealth Transportation Board
Revenue	5.350%	5/15/35	730	879
Washington GO	5.090%	8/1/33	3,825	4,514
Washington GO	5.481%	8/1/39	270	333
Washington GO	5.140%	8/1/40	1,920	2,290
Washington University Revenue	3.086%	9/15/51	5,200	4,335
[14] Wisconsin GO	5.700%	5/1/26	3,020	3,521
Total Taxable Municipal Bonds (Cost $933,513)				1,006,038

			Shares
Temporary Cash Investment (2.1%)
Money Market Fund (2.1%)
[17] Vanguard Market Liquidity Fund
(Cost $2,344,079)	0.823%		23,440,787	2,344,313
Total Investments (101.5%) (Cost $115,660,710)				115,673,293

				Amount
				($000)
Other Assets and Liabilities (-1.5%)
Other Assets
Investment in Vanguard				8,211
Receivables for Investment Securities Sold				1,255,278
Receivables for Accrued Income				705,356
Receivables for Capital Shares Issued				10,957
Other Assets[1]				137,709
Total Other Assets				2,117,511
Liabilities
Payables for Investment Securities Purchased				(3,557,474)
Payables for Capital Shares Redeemed				(164,895)
Payables to Vanguard				(45,357)
Other Liabilities				(10,020)
Total Liabilities				(3,777,746)
Net Assets (100%)				114,013,058

Total Bond Market II Index Fund

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	114,079,775
Overdistributed Net Investment Income	(6,729)
Accumulated Net Realized Losses	(72,571)
Unrealized Appreciation (Depreciation)	12,583
Net Assets	114,013,058

Investor Shares Net Assets
Applicable to 6,445,918,923 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	68,381,123
Net Asset Value Per Share Investor Shares	$10.61

Institutional Shares Net Assets
Applicable to 4,301,491,052 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	45,631,935
Net Asset Value Per Share Institutional Shares	$10.61

* See Note A in Notes to Financial Statements.
1 Securities and cash with a value of $4,524,000 have been segregated as collateral for certain open To Be Announced (TBA)
transactions.
2 U.S. government-guaranteed.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
December 31, 2016.
7 Adjustable-rate security.
8 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the aggregate value of these securities was $623,154,000, representing 0.5% of net assets.
9 Guaranteed by the Government of Canada.
10 Guaranteed by the Government of Japan.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the Republic of Austria.
13 Guaranteed by the Republic of the Philippines.
14 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
15 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
16 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
17 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP Certificate of Participation.
GO General Obligation Bond.
REIT Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Interest[1]	2,439,896
Total Income	2,439,896
Expenses
The Vanguard Group Note B
Investment Advisory Services	2,690
Management and Administrative Investor Shares	38,952
Management and Administrative Institutional Shares	5,482
Marketing and Distribution Investor Shares	13,715
Marketing and Distribution Institutional Shares	1,150
Custodian Fees	926
Auditing Fees	45
Shareholders Reports Investor Shares	4
Shareholders Reports Institutional Shares	2
Trustees Fees and Expenses	29
Total Expenses	62,995
Net Investment Income	2,376,901
Realized Net Gain (Loss)
Investment Securities Sold[1]	94,617
Futures Contracts	(859)
Realized Net Gain (Loss)	93,758
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(418,115)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,052,544

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $17,210,000 and $85,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,376,901	2,126,118
Realized Net Gain (Loss)	93,758	138,439
Change in Unrealized Appreciation (Depreciation)	(418,115)	(1,938,900)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,052,544	325,657
Distributions
Net Investment Income
Investor Shares	(1,410,749)	(1,258,281)
Institutional Shares	(968,904)	(871,814)
Realized Capital Gain[1]
Investor Shares	(72,380)	(122,170)
Institutional Shares	(47,951)	(80,857)
Total Distributions	(2,499,984)	(2,333,122)
Capital Share Transactions
Investor Shares	13,248,605	2,323,595
Institutional Shares	9,059,393	1,083,733
Net Increase (Decrease) from Capital Share Transactions	22,307,998	3,407,328
Total Increase (Decrease)	21,860,558	1,399,863
Net Assets
Beginning of Period	92,152,500	90,752,637
End of Period[2]	114,013,058	92,152,500

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $88,465,000 and $53,855,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets End of Period includes undistributed (overdistributed) net investment income of ($6,729,000) and ($3,977,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.60	$10.84	$10.49	$10.97	$10.87
Investment Operations
Net Investment Income	.251	.248	.242	.221	.253
Net Realized and Unrealized Gain (Loss)
on Investments	.022	(.216)	.375	(.467)	.168
Total from Investment Operations	.273	.032	.617	(.246)	.421
Distributions
Dividends from Net Investment Income	(. 252)	(. 248)	(. 242)	(. 221)	(. 253)
Distributions from Realized Capital Gains	(. 011)	(. 024)	(. 025)	(. 013)	(. 068)
Total Distributions	(. 263)	(. 272)	(. 267)	(. 234)	(. 321)
Net Asset Value, End of Period	$10.61	$10.60	$10.84	$10.49	$10.97

Total Return[1]	2.55%	0.28%	5.93%	-2.26%	3.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$68,381	$55,392	$54,268	$47,497	$45,758
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.31%	2.30%	2.26%	2.07%	2.29%
Portfolio Turnover Rate[2]	88%	116%	108% [3]	111%[3]	102%[3]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 24%, 46%, 56%, 52%, and 53% attributable to mortgage-dollar-roll activity.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.60	$10.84	$10.49	$10.97	$10.87
Investment Operations
Net Investment Income	.259	.256	.248	.228	.261
Net Realized and Unrealized Gain (Loss)
on Investments	.022	(.216)	.375	(.467)	.168
Total from Investment Operations	. 281.040		.623	(. 239)	.429
Distributions
Dividends from Net Investment Income	(. 260)	(. 256)	(. 248)	(. 228)	(. 261)
Distributions from Realized Capital Gains	(. 011)	(. 024)	(. 025)	(. 013)	(. 068)
Total Distributions	(. 271)	(. 280)	(. 273)	(. 241)	(. 329)
Net Asset Value, End of Period	$10.61	$10.60	$10.84	$10.49	$10.97

Total Return	2.62%	0.35%	5.99%	-2.20%	3.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$45,632	$36,760	$36,485	$25,093	$18,704
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	2.38%	2.37%	2.31%	2.14%	2.36%
Portfolio Turnover Rate[1]	88%	116%	108%[2]	111%[2]	102%[2]

1 Includes 24%, 46%, 56%, 52%, and 53% attributable to mortgage-dollar-roll activity.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Notes to Financial Statements

Vanguard Total Bond Market II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for Vanguard funds of funds as well as certain similar trusts and accounts ( eligible investors ). The fund is not available to other investors. Certain of the fund s investments are in corporate debt instruments; the issuers abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are value*d at that fund s net asset value. Securities for which market quotations are not readily available, or whose value*s have been affected by events occurring before the fund s pricing time but after the close of the securities primary markets, are value*d by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market Value*s of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund s performance and requires daily settlement of variation margin representing changes in the market value* of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value* of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2016, the fund s average investments in long and short futures contracts each represented 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at December 31, 2016.

Total Bond Market II Index Fund

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At December 31, 2016, counterparties had deposited in segregated accounts cash with a value of $687,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund s tax positions taken for all open federal income tax years (December 31, 2013 2016), and has concluded that no provision for federal income tax is required in the fund s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group ( Vanguard ) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings,

Total Bond Market II Index Fund

if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund s board of trustees and included in Management and Administrative expenses on the fund s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds Service Agreement (the FSA ) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the fund had contributed to Vanguard capital in the amount of $8,211,000, representing 0.01% of the fund s net assets and 3.28% of Vanguard s capitalization. The fund s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 Quoted prices in active markets for identical securities.

Level 2 Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 Significant unobservable inputs (including the fund s own assumptions used to determine the fair value of investments).

Total Bond Market II Index Fund

The following table summarizes the market value of the fund s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	-	72,951,767	-
Asset-Backed/Commercial Mortgage-Backed Securities	-	2,818,813	-
Corporate Bonds	-	31,246,872	-
Sovereign Bonds	-	5,305,490	-
Taxable Municipal Bonds	-	1,006,038	-
Temporary Cash Investments	2,344,313		-
Total	2,344,313	113,328,980	-

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $3,513,000 from accumulated net realized gains to paid-in capital.

For tax purposes, the fund used capital loss carryforwards of $46,034,000 to offset taxable capital gains realized during the year ended December 31, 2016, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. Capital gains required to be distributed in December 2016 included gains realized through October 31, 2016; subsequently the fund realized long-term losses of $72,571,000 which are deferred and will be treated as realized for tax purposes in 2017.

At December 31, 2016, the cost of investment securities for tax purposes was $115,660,710,000. Net unrealized appreciation of investment securities for tax purposes was $12,583,000, consisting of unrealized gains of $1,301,642,000 on securities that had risen in value since their purchase and $1,289,059,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2016, the fund purchased $14,967,136,000 of investment securities and sold $7,211,729,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $96,361,577,000 and $81,716,788,000, respectively.

Total Bond Market II Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	21,070,079	1,945,840	15,331,329	1,426,512
Issued in Lieu of Cash Distributions	1,483,130	136,610	1,380,450	127,968
Redeemed	(9,304,604)	(860,218)	(14,388,183)	(1,337,721)
Net Increase (Decrease) Investor Shares	13,248,605	1,222,232	2,323,596	216,759
Institutional Shares
Issued	13,582,180	1,252,726	7,767,416	722,027
Issued in Lieu of Cash Distributions	1,016,855	93,652	952,670	88,300
Redeemed	(5,539,642)	(511,493)	(7,636,353)	(709,875)
Net Increase (Decrease) Institutional Shares	9,059,393	834,885	1,083,733	100,452

G. Management has determined that no material events or transactions occurred subsequent to
December 31, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market II Index Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total Bond Market II Index Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the Fund ) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements ) are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2017

Special 2016 tax information (unaudited) for Vanguard Total Bond Market II Index Fund

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $32,942,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 85.6% of income dividends are interest-related dividends.

About Your Funds Expenses

* Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The Ending Account Value shown is derived from the fund s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with
$1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund s gross income, directly reduce the investment return of the fund.

A fund s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund s costs in two ways:

To do so, simply divide your account value by $1,000 (for example, an $8,600 account Value* divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading Expenses Paid During Period.

* Based on hypothetical 5% yearly return. This section is intended to help you compare your fund s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case because the return used is not the fund s actual return the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a sales load.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund s current prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market II Index Fund	6/30/2016	12/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$972.11	$0.45
Institutional Shares	1,000.00	972.45	0.10
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.68	$0.46
Institutional Shares	1,000.00	1,025.04	0.10

The calculations are based on expenses incurred in the most recent six-month period. The fund s annualized six-month expense ratios for that period are 0.09% for Investor Shares and 0.02% for Institutional Shares. The dollar amounts shown as Expenses Paid are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Glossary

30-Day SEC Yield. A fund s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund s security holdings in the previous 30 days are used to calculate the fund s hypothetical net income for that period, which is then annualized and divided by the fund s estimated average net assets over the calculation period. For the purposes of this calculation, a security s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ at times significantly from the fund s actual experience. As a result, the fund s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under U.S. Government. Credit-quality ratings are obtained from Barclays and are from Moody s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. Not Rated is used to classify securities for which a rating is not available.

Expense Ratio. A fund s total annual operating expenses expressed as a percentage of the fund s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S.
Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float
Adjusted Index thereafter.

Spliced Core Bond Funds Average: Intermediate Investment-Grade Debt Funds Average through
August 31, 2013; Core Bond Funds Average thereafter.

Vanguard Total Bond Market II Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Risk Analytics and
Index Solutions Limited or any of its affiliates ( Barclays ). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Total Bond Market II Index Fund or any member of the public regarding the advisabili-
ty of investing in securities generally or in Vanguard Total Bond Market II Index Fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Total Bond
Market II Index Fund with respect to any person or entity. Barclays only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or Vanguard
Total Bond Market II Index Fund or any owners or purchasers of Vanguard Total Bond Market II Index Fund. Barclays has no
obligation to take the needs of Vanguard, Vanguard Total Bond Market II Index Fund, or the owners of Vanguard Total Bond
Market II Index Fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsi-
ble for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Total Bond Market II
Index Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of
Vanguard Total Bond Market II Index Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY, AND/OR COMPLETENESS OF THE
INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO
WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD TOTAL BOND MARKET II
INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN
CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO
CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE
BLOOMBERG BARCLAYS U.S. AGGREGATE FLOAT ADJUSTED INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY
MISCALCULATION OF OR ANY INCORRECT, DELAYED, OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG
BARCLAYS U.S. AGGREGATE FLOAT ADJUSTED INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES,
AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY
DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE
USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995 2008).

IndependentTrustees
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009 2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006 2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997 2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM s Retirement Plan
Committee (2004 2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers
Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010 2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001 2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998 2008).

Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and Other
Experience: Head of Global Fund Accounting at The
Vanguard Group, Inc.; Controller of each of the invest-
ment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008 2014).

Anne E. Robinson
Born 1970. Secretary Since September 2016. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard Group,
Inc.; General Counsel of The Vanguard Group; Secretary
of The Vanguard Group and of each of the investment
companies served by The Vanguard Group; Director
and Senior Vice President of Vanguard Marketing
Corporation; Managing Director and General Counsel
of Global Cards and Consumer Services at Citigroup
(2014 2016); Counsel at American Express (2003 2014).

Vanguard Senior Management Team

Mortimer J. Buckley	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings
James M. Norris

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996 2009
Chief Executive Officer and President, 1996 2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974 1996

1 Mr. McNabb is considered an interested person, as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6350 022017

Annual Report | December 31, 2016

Vanguard Inflation-Protected Securities Fund

A new format, unwavering commitment

As you begin reading this report, you ll notice that we ve made some improvements to the opening sections based on feedback from you, our clients.

Page 1 starts with a new Your Fund s Performance at a Glance, a concise, handy summary of how your fund performed during the period.

In the renamed Chairman s Perspective, Bill McNabb will focus on enduring principles and investment insights.

We ve modified some tables, and eliminated some redundancy, but we haven t removed any information.

At Vanguard, we re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund s Performance at a Glance.	1
Chairman s Perspective.	3
Advisor s Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
About Your Fund s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Funds Performance at a Glance

* For the year ended December 31, 2016, Vanguard Inflation-Protected Securities Fund returned 4.52% for Investor Shares. This was slightly behind its benchmark and its peer-funds average. Investor Shares 30-day SEC yield began the year at 0.47% and ended at 0.07%.

* The U.S. bond market recorded positive returns. Prices rose, then retreated toward year s end as investors anticipated faster economic growth, higher inflation, and higher interest rates. Treasuries and mortgage-backed securities underperformed investment-grade corporate bonds.

* A measure of expected inflation over the next five years, the gap between nominal Treasury and TIPS yields, widened from 1.26% to 2.04%.

* Distributions were withheld in March and September so that sufficient income was available for June and December distributions. Portions of the latter distribution were later reclassified as a long-term capital gain as well as a return of capital.

Total Returns: Fiscal Year Ended December 31, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Inflation-Protected Securities Fund
Investor Shares	0.07%	3.23%	1.29%	4.52%
Admiral" Shares	0.17	3.34	1.28	4.62
Institutional Shares	0.23	3.37	1.26	4.63
Bloomberg Barclays U.S. Treasury Inflation Protected
Securities Index				4.68
Inflation-Protected Bond Funds Average				4.70

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Total Returns: Ten Years Ended December 31, 2016
Average
Annual Return
Inflation-Protected Securities Fund Investor Shares	4.11%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	4.36
Inflation-Protected Bond Funds Average	3.39

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Inflation-Protected Securities Fund	0.20%	0.10%	0.07%	0.75%

The fund expense ratios shown are from the prospectus dated April 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the fund s expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Inflation-Protected Bond Funds.

2

Chairmans Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you re like most investors, a big question on your mind is: What s in store for the markets and the economy in 2017?

At Vanguard, we re just as curious about the immediate future. But our curiosity is tempered by our belief that forecasts should give a range of possible outcomes, not pinpoint predictions. After all, there are bound to be occurrences the experts won t see coming.

What really matters for investors

In 2016, we saw two cases in point: The United Kingdom s June vote to exit the European Union and the November election of Donald Trump as U.S. president. Both unexpected outcomes triggered swift market reactions. But despite some short-term volatility, the markets 12-month performance as of December 31, 2016, proved to be less dramatic. U.S. stocks posted healthy returns, and U.S. bonds provided returns close to their long-term averages. International stocks and bonds also advanced, although returns for U.S. investors were reduced by the strength of the U.S. dollar.

The surprises of 2016 remind us to be skeptical of overly precise short-term predictions about 2017. At the cusp of a new year, market prognosticators forecast where the Standard & Poor s 500 Index or the yield on the 10-year Treasury note will end up in 12 months. Such predictions can be attention-getting. They can also be dead wrong.

3

Investors are better off taking note of long-term trends that stand to influence our economies and markets. We re watching these trends closely, and we discuss our latest assessment in our 2017 economic and market outlook, which you can read at vanguard.com/research.

Our global economic outlook: Expect stabilization, not stagnation

One phenomenon in particular that we re watching is the low-growth, low-interest-rate environment that has marked the global economy since the 2008 09 financial crisis. We don t think this economic backdrop is simply the result of cyclically weak demand or long-term stagnation. Instead, certain structural forces are contributing: Falling technology costs are restraining the amounts businesses are spending on capital investment, an aging population is weighing on growth in the developed world, and the free movement of capital and products across the globe has restrained prices and wages.

In the near term, these forces will continue to dampen growth, inflation, and interest rates. They also make it unlikely that further monetary stimulus from central banks will do much to spur growth.

I realize this all may sound gloomy, but that s not how we see it. We expect global growth to stabilize at more modest levels, not stagnate. The world isn t headed for Japanese-style deflation, in which a widespread sustained drop in prices puts economic activity into hibernation.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	12.05%	8.59%	14.69%
Russell 2000 Index (Small-caps)	21.31	6.74	14.46
Russell 3000 Index (Broad U.S. market)	12.74	8.43	14.67
FTSE All-World ex US Index (International)	4.80	-1.16	5.52

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.65%	3.03%	2.23%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.25	4.14	3.28
Citigroup Three-Month U.S. Treasury Bill Index	0.27	0.09	0.08

CPI
Consumer Price Index	2.07%	1.18%	1.36%

4

In fact, we believe that global growth could pick up modestly over time. Our expectation is based on a potential rebound in productivity as new digital technologies are used more effectively. We also anticipate a slight recovery in the labor force as the baby boom generation finishes its transition to retirement, nudging up demand for workers.

Put expansion in perspective

Looking to the United States, the world s largest economy remains firmly on a long-term-growth path of about 2% per year. That s lower than the historical average of 3.25% since 1950. We see such growth at this level as fundamentally sound, rather than abnormally low. Our evaluation takes into account lower U.S. population growth and the reality that the economic expansion from the 1980s until the financial crisis was fueled by debt, distorting the numbers.

Turning to prices, we think that core U.S. inflation should modestly exceed 2% in 2017. That, in turn, will support further interest rate hikes by the Federal Reserve, similar to the one at the end of 2016.

We expect the Fed to raise rates in 2017 before taking an extended pause, and we see the federal funds rate staying below 2% through at least 2018.

Prepare for muted returns

And what about prospects for the markets? Vanguard s outlook for global stocks and bonds remains the most guarded in ten years, given fairly high stock valuations

Expect more modest returns, rely on time-tested principles

In Vanguard s economic and market outlook for 2017, Global Chief Economist Joseph Davis and his team offer a projection of more modest returns from the global stock and bond markets. They caution that, over the next decade, returns for a balanced portfolio are likely to be moderately below long-run historical averages.

The team s simulations indicate that for the decade ending in 2026, the average annualized return of a 60% stock/40% bond portfolio is likely to be centered in the 3% 5% range after inflation. That s below the actual average after-inflation return of 6% for the same portfolio for the nine decades since 1926.

Ultimately, our global market outlook points toward a somewhat more challenging environment, yet one in which, over time, investors with an appropriate level of discipline, diversification, and patience are likely to be rewarded with reasonable inflation-adjusted returns.

For more information about our expectations and the probability of various outcomes, see 2017
Economic and Market Outlook: Stabilization, Not Stagnation, available at vanguard.com/research.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model® (VCMM)
regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from the VCMM are derived from 10,000 simulations for each modeled asset class. Simulations as of September 30, 2016. Results from the model may vary with each use and over time. For more information, see the note at the end of this letter.

5

and the low-interest-rate environment. We don t expect global bond yields to increase materially from year-end 2016 levels.

Our outlook for global equities is annualized returns of 5% 8% over the next decade. This outlook isn t bearish, but is actually fairly positive when you take into account the current low-rate environment. (See the box titled Expect more modest returns, rely on time-tested principles for more.)

Focus on the four keys to investment success

Significant trends often happen gradually. Like shifting tides, they re sometimes barely noticeable at first but ultimately can change the landscape entirely. Other times, apparent trends can end up receding before they have much of a long-term impact. Given the future s inherent unpredictability, it s not reasonable to expect a surefire block-buster revelation from any prognosticator or investment firm.

What to conclude, then? No matter what scenario plays out, we believe investors have the best chance for success if they stay focused on what they can control: their goals, asset allocation, and investment costs, along with the discipline to stick to a plan. As Tim Buckley, our chief investment officer, likes to say, this can be easy to say but harder to do, especially in times of uncertainty. Investors who can stay focused on those four keys will find themselves well-positioned to weather any market.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

January 16, 2017

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.

The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.

The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard s Investment Strategy Group. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

6

Advisors Report

For the fiscal year ended December 31, 2016, Investor Shares of Vanguard Inflation-Protected Securities Fund returned 4.52%. The fund s result was slightly less than the 4.68% return of its benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index. The fund s return also slightly trailed the 4.70% average return of peer-group funds.

The investment environment

After subpar gross domestic product readings in the first half of 2016, the U.S. economy regained some momentum. The annualized inflation-adjusted reading rose 3.5% in the third quarter as consumer spending remained strong and inventory investment rose for the first time since 2015. Net exports also rose as the year progressed. Preliminary fourth-quarter GDP figures were not available at the time of this writing.

Inflation measures showed that price gains are meeting the Federal Reserve s targeted range of about 2%. The annual change in the Consumer Price Index, which stood at 0.7% in December 2015, rose to 2.1%. The more stable core CPI, which excludes food and energy items, didn t move much during the year, ending the period at 2.2%.

Another measure, the core personal consumption expenditures index, is watched closely by the Fed to help set rate policy. That metric, which has been below CPI readings for some time, was up only 1.4% for the 12 months ended November 30, 2016, the latest figure available.

After choosing to hold its federal funds rate steady through 2016, Fed policymakers in December finally did raise the rate by

Yields of U.S. Treasury Inflation-Protected Securities
(Real Yields)
	December 31,	June 30,	December 31,
Maturity	2015	2016	2016
2 years	0.01%	0.90%	0.54%
3 years	0.19	0.67	0.35
5 Years	0.53	0.32	0.13
7 Years	0.73	0.07	0.43
10 Years	0.85	0.16	0.62
20 Years	1.11	0.48	0.89
30 Years	1.38	0.77	1.06
Source: Vanguard.

7

0.25 basis point to a range of 0.50% to 0.75%. This hike was only the second in more than a decade. The Fed s decision, which was widely expected, reaffirms its confidence in the strength of the U.S. economy, which is in the midst of one of its longest expansions. The labor market is essentially at full employment, vehicle sales are hovering at all-time highs, and the housing market has largely recovered from its bust. Meanwhile, energy and commodity prices rebounded enough to calm recession and deflation fears that were present a year ago.

Based on its statement after its December meeting, and its latest projections, the Fed plans a gradual increase in rates over the next couple of years. It expects three quarter-percentage-point rate increases in 2017 and three each in 2018 and 2019 before the rate levels off at a long-run normal 3.0%.

Management of the portfolio

The U.S. Treasury uses the non-seasonally adjusted CPI for Urban Consumers (CPI-U NSA) to govern the inflation adjustments made for Treasury Inflation-Protected Securities (TIPS). This measure rose six straight months through June for the first time in two years, with the final four months in the 0.3% to 0.5% range. As often happens, changes in the CPI-U NSA were muted in the second half of the year, with two months registering negative readings.

In the TIPS market, the 12-month period showed two distinct phases. During the first six months, the real yield curve sank across the board as yields fell along with those in the nominal Treasury market and in many other international bond markets. Worries about lackluster economic growth and disinflation prompted several major central banks to boost monetary accommodation. Some major bond markets even pushed sovereign bond yields into negative territory.

But in the second half of the year, and particularly after the U.S. election, optimism grew about U.S. economic prospects. The shift in sentiment was reflected by the rotation of assets from bonds to stocks. TIPS real yields bounced back up, although they didn t reach their January 1, 2016, starting point. The 2-year TIPS fell from 0.01% to 0.90%, then rose to 0.54%. The rebound was more noticeable for the 10-year TIPS, whose yield went from 0.85% down to 0.16%, then rose to 0.62%.

Not surprisingly, inflation expectations rose along with market confidence. The break-even inflation (BEI) rate, which is the difference between nominal Treasury and TIPS yields, rose during the year, signaling an expectation that inflation will accelerate. Still, the BEIs across the maturity spectrum were not unusually elevated by historical standards. For example, the 2-year BEI rose from 1.08% at the end of 2015 to 1.73%. The 5-year BEI rose from 1.26% to 2.04%, while the 10-year BEI rose from 1.45% to 1.83%.

8

As inflation expectations increased, TIPS remained attractive, so despite the yield rebound in the latter half of the year, over the 12-month period their prices rose and their yields fell. The fund s Investor Shares 30-day SEC yield began the fiscal year at 0.47%, sank to 0.28% in July, but ended the period at 0.07%.

Thus, the BEI movements were less the result of changes in TIPS yields, which didn t rise in the second half of the year, as much as the result of rising yields for nominal Treasuries. The bellwether 10-year U.S. Treasury yield, which began the year at 2.30%, sank below 1.40% in July, but rose quickly during the fourth quarter to end the year at 2.45%.

In light of these market crosscurrents, and based on our expectation of a rise in inflation and interest rates, we continue to modestly overweight longer-term TIPS. We also sold most of the nominal Treasuries in our portfolio and added more TIPS.

We withheld distributions in March and September to make sure we had sufficient income for June and December distributions. We were successful, as sufficient income was generated from fund holdings through inflation adjustments triggered by monthly changes in the CPI-U NSA. These monthly changes can be volatile, which contributed to a recalculation of the December distribution after it was made. Part of the distribution was reclassified as a long-term capital gain, and another portion was classified as a return of capital.

Outlook

Absent an unexpected external shock, the U.S. economy looks to continue its steady growth, with real GDP possibly rising as much as 3% in 2017. With the labor market achieving the Fed s full employment target, the pace of annual wage increases should continue to improve, perhaps as high as in the 3% 4% range, as competition for labor increases. This will keep upward pressure on inflation in the short term, but not to the point of overheating. We expect inflation to average in the 2.2% 2.5% range by spring.

Longer term, the continued strength of the U.S. dollar should restrain import prices. Also, even though interest rates rose sharply in the fourth quarter, the cost of borrowing should not get out of hand. Other developed economies are still striving to boost their own economies and inflation with ultra-low rates, so the U.S. bond market s yields remain very attractive to international investors.

We re encouraged by the Fed s decision to continue the process of normalizing rates, which have been near zero since 2009. We expect the federal funds rate to increase to 1.25% 1.5% by the end of 2017. Nonetheless, we think the Fed will maintain its dovish tightening

9

approach, given the anti-inflationary forces still at work in the global economy. In fact, we will not be surprised to see the fed funds rate remain below 2% through at least 2018.

Within the TIPS market, rising demand for TIPS inflation protection could be dampened by an increase in supply as the U.S. Treasury issues more new TIPS (and nominals) to fund increased government spending.

Given the uncertainties around federal fiscal policy, trade policy, and geopolitical concerns, we are being very tactical in our management of the portfolio. We expect BEIs to firm along with inflation, but we remain cognizant of the winds of change that could negatively impact our outlook.

Gemma Wright-Casparius, Principal

Vanguard Fixed Income Group

January 24, 2017

10

Inflation-Protected Securities Fund

Fund Profile
As of December 31, 2016

Share-Class Characteristics
	Investor	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VIPSX	VAIPX	VIPIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield[2]	0.07%	0.17%	0.23%

Financial Attributes

		Bloomberg
		Barclays
		Inflation	Bloomberg
		Protected	Barclays US
		Securities	Aggregate
	Fund	Index	Bond Index
Number of Bonds	42	37	10,054
Yield to Maturity
(before expenses)	2.3%	2.2%	2.6%
Average Coupon	0.8%	0.8%	3.1%
Average Duration	7.9 years	7.8 years	5.9 years
Average Effective
Maturity	8.5 years	8.3 years	8.1 years
Short-Term
Reserves	0.3%	-	-

Sector Diversification (% of portfolio)
Treasury/Agency			99.6%
Other			0.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Bloomberg
	Barclays
	Inflation	Bloomberg
	Protected	Barclays US
	Securities	Aggregate Bond
	Index	Index
R-Squared	0.99	0.72
Beta	1.02	1.19

These measures show the degree and timing of the fund s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.4%
1 - 3 Years	13.4
3 - 5 Years	20.4
5 - 10 Years	43.3
10 - 20 Years	11.9
20 - 30 Years	10.6

Distribution by Credit Quality (% of portfolio)

U.S. Government	99.6%
Aaa	0.4

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated April 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

2 Yields of inflation-protected securities tend to be lower than those of nominal bonds, because the former do not incorporate market expectations about inflation. The principal amounts and thus the interest payments of inflation-protected securities are adjusted over time to reflect inflation.

11

Inflation-Protected Securities Fund

Investment Focus

12

Inflation-Protected Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2006, Through December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2016

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Inflation-Protected Securities Fund
Investor Shares	4.52%	0.71%	4.11%	$14,963
Bloomberg Barclays U.S. Treasury
Inflation Protected Securities Index	4.68	0.89	4.36	15,329

Inflation-Protected Bond Funds Average	4.70	0.41	3.39	13,950
Bloomberg Barclays U.S. Aggregate
Bond Index	2.65	2.23	4.34	15,300

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Inflation-Protected Securities Fund Admiral
Shares	4.62%	0.82%	4.22%	$75,588
Bloomberg Barclays U.S. Treasury Inflation
Protected Securities Index	4.68	0.89	4.36	76,644
Bloomberg Barclays U.S. Aggregate Bond
Index	2.65	2.23	4.34	76,502

See Financial Highlights for dividend and capital gains information.

13

Inflation-Protected Securities Fund

		Average Annual Total Returns
	Periods Ended December 31, 2016
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Inflation-Protected Securities Fund
Institutional Shares	4.63%	0.85%	4.26%	$7,588,019
Bloomberg Barclays U.S. Treasury Inflation
Protected Securities Index	4.68	0.89	4.36	7,664,369
Bloomberg Barclays U.S. Aggregate Bond
Index	2.65	2.23	4.34	7,650,215

Fiscal-Year Total Returns (%): December 31, 2006, Through December 31, 2016
				Bloomberg
				Barclays
				Inflation
				Protected
				Securities
		Investor Shares		Index
Fiscal Year	Income Returns Capital Returns		Total Returns	Total Returns
2007	5.90%	5.69%	11.59%	11.63%
2008	4.62	-7.47	-2.85	-2.35
2009	1.86	8.94	10.80	11.41
2010	2.58	3.59	6.17	6.31
2011	4.56	8.68	13.24	13.56
2012	2.62	4.16	6.78	6.98
2013	1.47	-10.39	-8.92	-8.61
2014	2.17	1.66	3.83	3.64
2015	0.74	-2.57	-1.83	-1.44
2016	3.23	1.29	4.52	4.68

14

Inflation-Protected Securities Fund

Financial Statements

Statement of Net Assets
As of December 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund s Forms N-Q on the SEC s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (99.5%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	999,721	1,054,576
	United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	275,295	320,173
	United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	280,697	333,811
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	1,268,580	1,324,841
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	342,276	412,502
	United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	395,584	464,862
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/20	1,085,200	1,131,557
	United States Treasury Inflation Indexed Bonds	1.250%	7/15/20	641,210	750,368
	United States Treasury Inflation Indexed Bonds	1.125%	1/15/21	730,499	846,704
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	1,145,821	1,175,214
	United States Treasury Inflation Indexed Bonds	0.625%	7/15/21	796,801	881,427
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/22	937,671	1,002,704
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/22	919,019	967,997
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/23	931,330	967,562
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/23	829,236	868,209
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/24	931,256	980,903
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/24	1,038,771	1,038,010
	United States Treasury Inflation Indexed Bonds	0.250%	1/15/25	968,300	970,776
1	United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	486,651	715,746
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	931,844	943,483
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	1,192,943	1,222,719
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	374,727	513,436
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	1,115,529	1,086,650
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	393,647	552,215
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/28	320,866	412,870
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/28	207,575	407,421
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/29	317,170	430,247
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/29	256,242	514,667
	United States Treasury Inflation Indexed Bonds	3.375%	4/15/32	106,029	199,310
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/40	174,056	240,590
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/41	225,258	308,983
	United States Treasury Inflation Indexed Bonds	0.750%	2/15/42	434,145	438,607
	United States Treasury Inflation Indexed Bonds	0.625%	2/15/43	304,755	292,835
	United States Treasury Inflation Indexed Bonds	1.375%	2/15/44	478,735	540,612
	United States Treasury Inflation Indexed Bonds	0.750%	2/15/45	523,900	504,859
	United States Treasury Inflation Indexed Bonds	1.000%	2/15/46	389,302	397,909
Total U.S. Government and Agency Obligations (Cost $24,526,844)					25,215,355

15

Inflation-Protected Securities Fund

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
2 Vanguard Market Liquidity Fund (Cost $81,206)	0.823%	812,000	81,208
Total Investments (99.8%) (Cost $24,608,050)			25,296,563

	Expiration Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	1/27/17	92	(76)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00	1/27/17	184	(11)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $126.50	1/27/17	92	(9)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.00	1/27/17	91	(4)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $121.50	1/27/17	807	(63)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00	1/27/17	91	(50)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $123.00	1/27/17	184	(46)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $122.50	1/27/17	240	(41)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $120.00	1/27/17	92	(3)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $122.00	2/24/17	2,236	(734)
Total Liability for Options Written (Premiums Received $2,230)			(1,037)

			Amount
			($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard			1,901
Receivables for Accrued Income			78,024
Receivables for Capital Shares Issued			62,093
Other Assets			806
Total Other Assets			142,824
Liabilities
Payables for Investment Securities Purchased			(84)
Payables for Capital Shares Redeemed			(66,097)
Payables to Vanguard			(30,695)
Other Liabilities			(3,758)
Total Liabilities			(100,634)
Net Assets (100%)			25,337,716

16

Inflation-Protected Securities Fund

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	24,679,556
Overdistributed Net Investment Income	(38,465)
Accumulated Net Realized Gains	6,018
Unrealized Appreciation (Depreciation)
Investment Securities	688,513
Futures Contracts	901
Options on Futures Contracts	1,193
Net Assets	25,337,716

Investor Shares Net Assets
Applicable to 346,227,995 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,495,519
Net Asset Value Per Share Investor Shares	$12.98

Admiral Shares Net Assets
Applicable to 478,960,739 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,204,925
Net Asset Value Per Share Admiral Shares	$25.48

Institutional Shares Net Assets
Applicable to 832,047,351 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,637,272
Net Asset Value Per Share Institutional Shares	$10.38

17

Inflation-Protected Securities Fund

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Interest[1]	530,984
Total Income	530,984
Expenses
The Vanguard Group Note B
Investment Advisory Services	2,562
Management and Administrative Investor Shares	7,560
Management and Administrative Admiral Shares	8,485
Management and Administrative Institutional Shares	4,222
Marketing and Distribution Investor Shares	936
Marketing and Distribution Admiral Shares	1,126
Marketing and Distribution Institutional Shares	218
Custodian Fees	127
Auditing Fees	41
Shareholders Reports Investor Shares	129
Shareholders Reports Admiral Shares	140
Shareholders Reports Institutional Shares	112
Trustees Fees and Expenses	20
Total Expenses	25,678
Net Investment Income	505,306
Realized Net Gain (Loss)
Investment Securities Sold[1]	54,271
Futures Contracts	(255)
Options on Futures Contracts	2,105
Realized Net Gain (Loss)	56,121
Change in Unrealized Appreciation (Depreciation)
Investment Securities	462,684
Futures Contracts	1,197
Options on Futures Contracts	1,094
Change in Unrealized Appreciation (Depreciation)	464,975
Net Increase (Decrease) in Net Assets Resulting from Operations	1,026,402

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $1,004,000 and $8,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Inflation-Protected Securities Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	505,306	199,122
Realized Net Gain (Loss)	56,121	42,806
Change in Unrealized Appreciation (Depreciation)	464,975	(649,145)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,026,402	(407,217)
Distributions
Net Investment Income
Investor Shares	(89,680)	(36,231)
Admiral Shares	(251,324)	(91,547)
Institutional Shares	(176,121)	(67,708)
Realized Capital Gain[1]
Investor Shares	(5,713)	(579)
Admiral Shares	(16,005)	(1,124)
Institutional Shares	(11,234)	(933)
Return of Capital
Investor Shares	(52,119)
Admiral Shares	(146,011)
Institutional Shares	(102,484)
Total Distributions	(850,691)	(198,122)
Capital Share Transactions
Investor Shares	(315,211)	(734,224)
Admiral Shares	1,609,525	29,952
Institutional Shares	1,117,521	(772,077)
Net Increase (Decrease) from Capital Share Transactions	2,411,835	(1,476,349)
Total Increase (Decrease)	2,587,546	(2,081,688)
Net Assets
Beginning of Period	22,750,170	24,831,858
End of Period[2]	25,337,716	22,750,170

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets End of Period includes undistributed (overdistributed) net investment income of ($38,465,000) and ($27,370,000).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Inflation-Protected Securities Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.84	$13.18	$12.98	$14.53	$14.11
Investment Operations
Net Investment Income	.263	.098	.224	.210	.367
Net Realized and Unrealized Gain (Loss)
on Investments	.315	(.339)	.273	(1.499)	.586
Total from Investment Operations	.578	(.241)	.497	(1.289)	.953
Distributions
Dividends from Net Investment Income	(.266)	(.098)	(.281)	(.216)	(.366)
Distributions from Realized Capital Gains	(.017)	(.001)	(.016)	(.045)	(.167)
Return of Capital	(.155)
Total Distributions	(.438)	(.099)	(.297)	(.261)	(.533)
Net Asset Value, End of Period	$12.98	$12.84	$13.18	$12.98	$14.53

Total Return[1]	4.52%	-1.83%	3.83%	-8.92%	6.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,496	$4,746	$5,604	$6,577	$16,075
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.99%	0.72%	2.01%	1.33%	2.55%
Portfolio Turnover Rate[2]	27%	43%	39%	44%	33%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Inflation-Protected Securities Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$25.21	$25.87	$25.47	$28.54	$27.71
Investment Operations
Net Investment Income	.544	.221	.468	.449	.750
Net Realized and Unrealized Gain (Loss)
on Investments	.615	(.658)	.544	(2.965)	1.155
Total from Investment Operations	1.159	(.437)	1.012	(2.516)	1.905
Distributions
Dividends from Net Investment Income	(.541)	(.220)	(.581)	(.465)	(.747)
Distributions from Realized Capital Gains	(.034)	(.003)	(.031)	(.089)	(.328)
Return of Capital	(.314)
Total Distributions	(.889)	(.223)	(.612)	(.554)	(1.075)
Net Asset Value, End of Period	$25.48	$25.21	$25.87	$25.47	$28.54

Total Return[1]	4.62%	-1.69%	3.97%	-8.86%	6.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,205	$10,533	$10,778	$11,005	$16,011
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.09%	0.82%	2.11%	1.43%	2.65%
Portfolio Turnover Rate[2]	27%	43%	39%	44%	33%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Inflation-Protected Securities Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.27	$10.54	$10.37	$11.62	$11.29
Investment Operations
Net Investment Income	.224	.093	.193	.187	.310
Net Realized and Unrealized Gain (Loss)
on Investments	.250	(.269)	.229	(1.208)	.463
Total from Investment Operations	.474	(.176)	.422	(1.021)	.773
Distributions
Dividends from Net Investment Income	(.221)	(.093)	(.239)	(.193)	(.309)
Distributions from Realized Capital Gains	(.014)	(.001)	(.013)	(.036)	(.134)
Return of Capital	(.129)
Total Distributions	(.364)	(.094)	(.252)	(.229)	(.443)
Net Asset Value, End of Period	$10.38	$10.27	$10.54	$10.37	$11.62

Total Return	4.63%	-1.67%	4.07%	-8.83%	6.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,637	$7,471	$8,449	$8,919	$12,491
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.12%	0.85%	2.14%	1.46%	2.68%
Portfolio Turnover Rate[1]	27%	43%	39%	44%	33%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Inflation-Protected Securities Fund

Notes to Financial Statements

Vanguard Inflation-Protected Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund s pricing time but after the close of the securities primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2016, the fund s average investments in long and short futures contracts represented 4% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently

23

Inflation-Protected Securities Fund

adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended December 31, 2016, the fund s average value of investments in options purchased and options written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund s tax positions taken for all open federal income tax years (December 31, 2013 2016), and has concluded that no provision for federal income tax is required in the fund s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group ( Vanguard ) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund s board of trustees and included in Management and Administrative expenses on the fund s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds Service Agreement (the FSA ) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

24

Inflation-Protected Securities Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the fund had contributed to Vanguard capital in the amount of $1,901,000, representing 0.01% of the fund s net assets and 0.76% of Vanguard s capitalization. The fund s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 Quoted prices in active markets for identical securities.

Level 2 Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 Significant unobservable inputs (including the fund s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations		25,215,355	-
Temporary Cash Investments	81,208	-	-
Liability for Options Written	(1,037)	-	-
Futures Contracts Assets[1]	684	-	-
Futures Contracts Liabilities[1]	(3,757)	-	-
Total	77,098	25,215,355	-
1 Represents variation margin on the last day of the reporting period.

D. At December 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2017	8,893	1,927,002	1,312
Ultra 10-Year U.S. Treasury Note	March 2017	(4,943)	(662,671)	3,228
5-Year U.S. Treasury Note	March 2017	(5,034)	(592,321)	(3,562)
10-Year U.S. Treasury Note	March 2017	(215)	(26,720)	(77)
				901

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

25

Inflation-Protected Securities Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the year ended December 31, 2016, the fund realized gains of $724,000 that were included in ordinary income for tax purposes as a result of deferred deflation and amortization adjustments; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income.

During the year ended December 31, 2016, the fund realized $3,896,000 of net capital gains resulting from in-kind redemptions in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $11,344,000 to offset taxable capital gains realized during the year ended December 31, 2016, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

At December 31, 2016, the cost of investment securities for tax purposes was $24,609,763,000. Net unrealized appreciation of investment securities for tax purposes was $686,800,000, consisting of unrealized gains of $901,284,000 on securities that had risen in value since their purchase and $214,484,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2016, the fund purchased $8,459,111,000 of investment securities and sold $6,629,997,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $43,756,000, respectively, in connection with in-kind purchases and redemptions of the fund s capital shares.

The following table summarizes the fund s options written during the year ended December 31, 2016.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at December 31, 2015	2,963	937
Options Written	42,155	15,115
Options Expired	(4,104)	(1,602)
Options Closed	(36,905)	(12,220)
Options Exercised
Balance at December 31, 2016	4,109	2,230

26

Inflation-Protected Securities Fund

G. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	770,934	57,434	681,832	51,628
Issued in Lieu of Cash Distributions	137,360	10,637	34,201	2,658
Redeemed	(1,223,505)	(91,396)	(1,450,257)	(110,005)
Net Increase (Decrease) Investor Shares	(315,211)	(23,325)	(734,224)	(55,719)
Admiral Shares
Issued	3,739,034	141,759	2,317,552	89,557
Issued in Lieu of Cash Distributions	356,604	14,069	82,177	3,253
Redeemed	(2,486,113)	(94,684)	(2,369,777)	(91,684)
Net Increase (Decrease) Admiral Shares	1,609,525	61,144	29,952	1,126
Institutional Shares
Issued	2,508,964	233,293	1,989,694	188,047
Issued in Lieu of Cash Distributions	277,290	26,864	66,430	6,460
Redeemed	(1,668,733)	(155,705)	(2,828,201)	(268,857)
Net Increase (Decrease) Institutional Shares	1,117,521	104,452	(772,077)	(74,350)

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Inflation-Protected Securities Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Inflation-Protected Securities Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the Fund ) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements ) are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2017

Special 2016 tax information (unaudited) for Vanguard Inflation-Protected Securities Fund

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $32,952,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 99.7% of income dividends are interest-related dividends.

28

About Your Fund s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund s gross income, directly reduce the investment return of the fund.

A fund s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund s costs in two ways:

* Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The Ending Account Value shown is derived from the fund s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading Expenses Paid During Period.

* Based on hypothetical 5% yearly return. This section is intended to help you compare your fund s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case because the return used is not the fund s actual return the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a sales load.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund s current prospectus.

29

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Inflation-Protected Securities Fund	6/30/2016	12/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$982.31	$0.95
Admiral Shares	1,000.00	983.18	0.45
Institutional Shares	1,000.00	982.99	0.35
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.18	$0.97
Admiral Shares	1,000.00	1,024.68	0.46
Institutional Shares	1,000.00	1,024.48	0.36

The calculations are based on expenses incurred in the most recent six-month period. The fund s annualized six-month expense ratios for that period are 0.19% for Investor Shares, 0.09% for Admiral Shares, and 0.07% for Institutional Shares. The dollar amounts shown as Expenses Paid are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

30

Glossary

30-Day SEC Yield. A fund s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund s security holdings in the previous 30 days are used to calculate the fund s hypothetical net income for that period, which is then annualized and divided by the fund s estimated average net assets over the calculation period. For the purposes of this calculation, a security s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ at times significantly from the fund s actual experience. As a result, the fund s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund s bonds will fluctuate in response to a change in real interest rates meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under U.S. Government. Credit-quality ratings are obtained from Moody s and S&P, and the higher rating for each issue is shown. Not Rated is used to classify securities for which a rating is not available. Not rated securities include a fund s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund s total annual operating expenses expressed as a percentage of the fund s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

31

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund s total returns were precisely synchronized with an index s returns, its R-squared would be 1.00. If the fund s returns bore no relationship to the index s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Inflation-Protected Securities Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund s 30-Day SEC Yield.)

32

Vanguard Inflation-Protected Securities Fund is not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates ( Barclays ). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Inflation-Protected Securities Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Inflation-Protected Securities Fund particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Inflation-Protected Securities Fund with respect to any person or entity. Barclays only relationship to Vanguard and Vanguard Inflation-Protected Securities Fund is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or Vanguard Inflation-Protected Securities Fund or any owners or purchasers of Vanguard Inflation-Protected Securities Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Inflation-Protected Securities Fund or the owners of Vanguard Inflation-Protected Securities Fund into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Inflation-Protected Securities Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of Vanguard Inflation-Protected Securities Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD INFLATION-PROTECTED SECURITIES FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. TREASURY INFLATION PROTECTED SECURITIES INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. TREASURY INFLATION PROTECTED SECURITIES INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

33

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995 2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006 2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997 2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM s Retirement Plan Committee (2004 2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010 2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001 2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998 2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008 2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014 2016); Counsel at American Express (2003 2014).

Vanguard Senior Management Team

Mortimer J. Buckley	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings
James M. Norris

Chairman Emeritus and Senior Advisor

 John J. Brennan

Chairman, 1996 2009

Chief Executive Officer and President, 1996 2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974 1996

1 Mr. McNabb is considered an interested person, as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1190 022017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2016: $281,000

Fiscal Year Ended December 31, 2015: $274,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2016: $9,629,849

Fiscal Year Ended December 31, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2016: $2,717,627

Fiscal Year Ended December 31, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended December 31, 2016: $254,050

Fiscal Year Ended December 31, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended December 31, 2016: $214,225

Fiscal Year Ended December 31, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant s independence.

     The Registrant s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2016: $468,275

Fiscal Year Ended December 31, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 ( Exchange Act ). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant s audit committee members are: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (64.4%)
U.S. Government Securities (59.7%)
United States Treasury Note/Bond	1.000%	12/15/17	172,111	172,299
United States Treasury Note/Bond	0.750%	12/31/17	180,680	180,369
United States Treasury Note/Bond	1.000%	12/31/17	8,839	8,846
United States Treasury Note/Bond	2.750%	12/31/17	140,990	143,524
United States Treasury Note/Bond	0.875%	1/15/18	36,850	36,833
United States Treasury Note/Bond	0.750%	1/31/18	80,000	79,838
United States Treasury Note/Bond	0.875%	1/31/18	179,320	179,180
United States Treasury Note/Bond	2.625%	1/31/18	86,529	88,057
United States Treasury Note/Bond	1.000%	2/15/18	3,542	3,543
United States Treasury Note/Bond	3.500%	2/15/18	80,105	82,333
United States Treasury Note/Bond	0.750%	2/28/18	169,855	169,403
United States Treasury Note/Bond	2.750%	2/28/18	56,165	57,297
United States Treasury Note/Bond	1.000%	3/15/18	296,384	296,475
United States Treasury Note/Bond	0.750%	3/31/18	100,380	100,082
United States Treasury Note/Bond	0.875%	3/31/18	230	230
United States Treasury Note/Bond	2.875%	3/31/18	68,794	70,396
United States Treasury Note/Bond	0.750%	4/15/18	183,405	182,833
United States Treasury Note/Bond	0.625%	4/30/18	192,675	191,712
United States Treasury Note/Bond	0.750%	4/30/18	66,760	66,541
United States Treasury Note/Bond	1.000%	5/15/18	254,995	254,916
United States Treasury Note/Bond	9.125%	5/15/18	900	998
United States Treasury Note/Bond	0.875%	5/31/18	122,528	122,298
United States Treasury Note/Bond	1.000%	5/31/18	484,735	484,507
United States Treasury Note/Bond	2.375%	5/31/18	21,269	21,661
United States Treasury Note/Bond	1.125%	6/15/18	145,724	145,883
United States Treasury Note/Bond	0.625%	6/30/18	4,427	4,399
United States Treasury Note/Bond	1.375%	6/30/18	253,390	254,578
United States Treasury Note/Bond	2.375%	6/30/18	55,466	56,532
United States Treasury Note/Bond	0.875%	7/15/18	315,960	314,924
United States Treasury Note/Bond	0.750%	7/31/18	70,715	70,328
United States Treasury Note/Bond	1.375%	7/31/18	242,360	243,458
United States Treasury Note/Bond	1.000%	8/15/18	548,419	547,646
United States Treasury Note/Bond	0.750%	8/31/18	39,725	39,477
United States Treasury Note/Bond	1.500%	8/31/18	308,780	310,710
United States Treasury Note/Bond	1.000%	9/15/18	443,789	442,817
United States Treasury Note/Bond	0.750%	9/30/18	170,431	169,285
United States Treasury Note/Bond	1.375%	9/30/18	376,790	378,203
United States Treasury Note/Bond	0.875%	10/15/18	229,430	228,320
United States Treasury Note/Bond	0.750%	10/31/18	18,190	18,056
United States Treasury Note/Bond	1.250%	10/31/18	185,900	186,190
United States Treasury Note/Bond	1.250%	11/15/18	17,755	17,783
United States Treasury Note/Bond	3.750%	11/15/18	5,932	6,214
United States Treasury Note/Bond	1.000%	11/30/18	312,236	311,212
United States Treasury Note/Bond	1.250%	11/30/18	604,864	605,620
United States Treasury Note/Bond	1.375%	11/30/18	33,360	33,475
United States Treasury Note/Bond	1.250%	12/15/18	43,036	43,083
United States Treasury Note/Bond	1.500%	12/31/18	167,558	168,500
United States Treasury Note/Bond	1.125%	1/15/19	431,800	430,923
United States Treasury Note/Bond	1.250%	1/31/19	2,020	2,021
United States Treasury Note/Bond	1.500%	1/31/19	322,060	323,822
United States Treasury Note/Bond	0.750%	2/15/19	307,354	304,280
United States Treasury Note/Bond	2.750%	2/15/19	15,115	15,587
United States Treasury Note/Bond	1.375%	2/28/19	9,070	9,094
United States Treasury Note/Bond	1.500%	2/28/19	402,200	404,400
United States Treasury Note/Bond	1.000%	3/15/19	109,715	109,132
United States Treasury Note/Bond	1.500%	3/31/19	3,885	3,904
United States Treasury Note/Bond	1.625%	3/31/19	438,740	442,167
United States Treasury Note/Bond	0.875%	4/15/19	291,295	288,609
United States Treasury Note/Bond	1.250%	4/30/19	16	16
United States Treasury Note/Bond	1.625%	4/30/19	321,394	323,856
United States Treasury Note/Bond	0.875%	5/15/19	344,055	340,669

	1

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.125%	5/15/19	1,140	1,188
United States Treasury Note/Bond	1.125%	5/31/19	800	796
United States Treasury Note/Bond	1.500%	5/31/19	366,265	367,924
United States Treasury Note/Bond	0.875%	6/15/19	112,617	111,421
United States Treasury Note/Bond	1.000%	6/30/19	11,185	11,096
United States Treasury Note/Bond	1.625%	6/30/19	465,386	468,802
United States Treasury Note/Bond	0.750%	7/15/19	262,013	258,206
United States Treasury Note/Bond	0.875%	7/31/19	62,544	61,811
United States Treasury Note/Bond	1.625%	7/31/19	294,605	296,632
1 United States Treasury Note/Bond	0.750%	8/15/19	208,434	205,210
United States Treasury Note/Bond	1.000%	8/31/19	12,660	12,537
United States Treasury Note/Bond	1.625%	8/31/19	491,569	494,872
United States Treasury Note/Bond	0.875%	9/15/19	238,335	235,244
United States Treasury Note/Bond	1.000%	9/30/19	10,000	9,894
United States Treasury Note/Bond	1.750%	9/30/19	360,741	364,179
United States Treasury Note/Bond	1.000%	10/15/19	334,230	330,627
United States Treasury Note/Bond	1.500%	10/31/19	316,866	317,607
United States Treasury Note/Bond	1.000%	11/15/19	72,220	71,329
United States Treasury Note/Bond	3.375%	11/15/19	45,227	47,700
United States Treasury Note/Bond	1.500%	11/30/19	677,865	679,031
United States Treasury Note/Bond	1.375%	12/15/19	339,365	338,517
United States Treasury Note/Bond	1.125%	12/31/19	8,000	7,920
United States Treasury Note/Bond	1.625%	12/31/19	192,799	193,672
United States Treasury Note/Bond	1.250%	1/31/20	433,842	430,519
United States Treasury Note/Bond	1.375%	1/31/20	8,000	7,970
United States Treasury Note/Bond	3.625%	2/15/20	75,000	79,781
United States Treasury Note/Bond	1.375%	2/29/20	536,907	534,222
United States Treasury Note/Bond	1.125%	3/31/20	15,000	14,801
United States Treasury Note/Bond	1.375%	3/31/20	598,308	595,035
United States Treasury Note/Bond	1.375%	4/30/20	312,770	310,668
United States Treasury Note/Bond	1.500%	5/31/20	418,712	417,209
United States Treasury Note/Bond	1.625%	6/30/20	250,465	250,425
United States Treasury Note/Bond	1.625%	7/31/20	543,474	542,794
United States Treasury Note/Bond	1.375%	8/31/20	665,805	658,521
United States Treasury Note/Bond	2.125%	8/31/20	27,598	28,025
United States Treasury Note/Bond	1.375%	9/30/20	426,183	421,120
United States Treasury Note/Bond	2.000%	9/30/20	9,633	9,737
United States Treasury Note/Bond	1.375%	10/31/20	530,380	523,501
United States Treasury Note/Bond	1.750%	10/31/20	129,040	129,222
United States Treasury Note/Bond	1.625%	11/30/20	656,725	653,645
United States Treasury Note/Bond	2.000%	11/30/20	4,000	4,039
United States Treasury Note/Bond	1.750%	12/31/20	220,419	220,247
United States Treasury Note/Bond	2.375%	12/31/20	4,000	4,095
United States Treasury Note/Bond	1.375%	1/31/21	341,010	335,414
United States Treasury Note/Bond	2.125%	1/31/21	6,000	6,077
United States Treasury Note/Bond	1.125%	2/28/21	440,910	428,785
United States Treasury Note/Bond	2.000%	2/28/21	74,000	74,532
United States Treasury Note/Bond	1.250%	3/31/21	689,875	673,380
United States Treasury Note/Bond	1.375%	4/30/21	204,955	200,952
United States Treasury Note/Bond	1.375%	5/31/21	612,595	600,055
United States Treasury Note/Bond	1.125%	6/30/21	524,218	507,097
United States Treasury Note/Bond	1.125%	7/31/21	293,645	283,643
United States Treasury Note/Bond	2.125%	8/15/21	118,098	119,112
United States Treasury Note/Bond	1.125%	8/31/21	651,438	629,041
United States Treasury Note/Bond	2.000%	8/31/21	10,000	10,031
United States Treasury Note/Bond	1.125%	9/30/21	591,013	569,772
United States Treasury Note/Bond	2.125%	9/30/21	15,000	15,120
United States Treasury Note/Bond	1.250%	10/31/21	746,971	723,860
United States Treasury Note/Bond	1.750%	11/30/21	361,025	358,093
United States Treasury Note/Bond	2.000%	12/31/21	650,000	651,827
				27,497,926
Agency Bonds and Notes (4.7%)
2 AID-Jordan	1.945%	6/23/19	5,600	5,645
2 AID-Jordan	2.503%	10/30/20	7,250	7,394

	2

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 AID-Tunisia	2.452%	7/24/21	2,175	2,205
2 AID-Tunisia	1.416%	8/5/21	3,860	3,715
2 AID-Ukraine	1.844%	5/16/19	3,400	3,415
2 AID-Ukraine	1.847%	5/29/20	6,000	5,948
2 AID-Ukraine	1.471%	9/29/21	6,850	6,651
3 Federal Farm Credit Banks	1.110%	2/20/18	4,150	4,158
3 Federal Farm Credit Banks	0.750%	4/18/18	10,000	9,961
3 Federal Farm Credit Banks	1.100%	6/1/18	2,000	2,000
3 Federal Farm Credit Banks	5.150%	11/15/19	7,621	8,396
3 Federal Home Loan Banks	1.375%	3/9/18	20,500	20,596
3 Federal Home Loan Banks	0.875%	3/19/18	34,710	34,660
3 Federal Home Loan Banks	1.125%	4/25/18	83,595	83,671
3 Federal Home Loan Banks	2.750%	6/8/18	15,675	16,038
3 Federal Home Loan Banks	0.875%	6/29/18	65,000	64,761
3 Federal Home Loan Banks	0.625%	8/7/18	20,000	19,830
3 Federal Home Loan Banks	5.375%	8/15/18	14,025	14,968
3 Federal Home Loan Banks	0.875%	10/1/18	52,725	52,435
3 Federal Home Loan Banks	1.250%	1/16/19	40,000	39,980
3 Federal Home Loan Banks	5.375%	5/15/19	11,920	13,030
3 Federal Home Loan Banks	1.125%	6/21/19	26,000	25,831
3 Federal Home Loan Banks	0.875%	8/5/19	20,000	19,713
3 Federal Home Loan Banks	5.125%	8/15/19	7,350	8,041
3 Federal Home Loan Banks	1.000%	9/26/19	20,000	19,754
3 Federal Home Loan Banks	1.375%	11/15/19	39,425	39,274
3 Federal Home Loan Banks	1.250%	12/13/19	8,875	8,803
3 Federal Home Loan Banks	1.875%	3/13/20	16,525	16,665
3 Federal Home Loan Banks	4.125%	3/13/20	40,670	43,852
3 Federal Home Loan Banks	3.375%	6/12/20	7,025	7,428
3 Federal Home Loan Banks	5.250%	12/11/20	3,400	3,844
3 Federal Home Loan Banks	1.375%	2/18/21	17,600	17,248
3 Federal Home Loan Banks	5.625%	6/11/21	13,465	15,546
3 Federal Home Loan Banks	1.125%	7/14/21	19,500	18,797
3 Federal Home Loan Banks	1.875%	11/29/21	52,600	52,219
4 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	93,110	92,915
4 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	93,576	93,467
4 Federal Home Loan Mortgage Corp.	0.750%	4/9/18	20,225	20,148
4 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	11,500	12,116
4 Federal Home Loan Mortgage Corp.	0.875%	10/12/18	30,000	29,832
4 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	23,680	24,945
4 Federal Home Loan Mortgage Corp.	1.125%	4/15/19	20,000	19,902
4 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	27,305	27,547
4 Federal Home Loan Mortgage Corp.	0.875%	7/19/19	25,000	24,653
4 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	120,560	119,778
4 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	49,845	49,432
4 Federal Home Loan Mortgage Corp.	1.125%	8/12/21	14,000	13,463
4 Federal National Mortgage Assn.	0.875%	2/8/18	41,805	41,778
4 Federal National Mortgage Assn.	0.875%	3/28/18	20,000	19,968
4 Federal National Mortgage Assn.	0.875%	5/21/18	46,360	46,221
4 Federal National Mortgage Assn.	1.125%	7/20/18	25,000	24,989
4 Federal National Mortgage Assn.	1.875%	9/18/18	25,215	25,513
4 Federal National Mortgage Assn.	1.125%	10/19/18	18,500	18,474
4 Federal National Mortgage Assn.	1.625%	11/27/18	64,005	64,485
4 Federal National Mortgage Assn.	1.125%	12/14/18	25,745	25,686
4 Federal National Mortgage Assn.	1.375%	1/28/19	40,400	40,483
4 Federal National Mortgage Assn.	1.875%	2/19/19	9,000	9,109
4 Federal National Mortgage Assn.	1.000%	2/26/19	20,500	20,373
4 Federal National Mortgage Assn.	1.750%	6/20/19	45,000	45,387
4 Federal National Mortgage Assn.	0.875%	8/2/19	45,325	44,676
4 Federal National Mortgage Assn.	1.000%	8/28/19	53,000	52,379
4 Federal National Mortgage Assn.	1.750%	9/12/19	35,000	35,274
4 Federal National Mortgage Assn.	0.000%	10/9/19	47,300	45,059
4 Federal National Mortgage Assn.	1.000%	10/24/19	20,500	20,218
4 Federal National Mortgage Assn.	1.750%	11/26/19	18,000	18,121
4 Federal National Mortgage Assn.	1.625%	1/21/20	22,500	22,542

	3

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Federal National Mortgage Assn.	1.500%	6/22/20	65,065	64,690
4 Federal National Mortgage Assn.	1.500%	11/30/20	40,000	39,546
4 Federal National Mortgage Assn.	1.875%	12/28/20	28,650	28,708
4 Federal National Mortgage Assn.	1.375%	2/26/21	21,150	20,725
4 Federal National Mortgage Assn.	1.250%	8/17/21	20,500	19,824
4 Federal National Mortgage Assn.	1.375%	10/7/21	40,000	38,868
3 Financing Corp.	9.800%	4/6/18	1,440	1,593
3 Financing Corp.	10.350%	8/3/18	3,755	4,281
3 Financing Corp.	9.650%	11/2/18	12,540	14,405
3 Financing Corp.	8.600%	9/26/19	1,810	2,145
Private Export Funding Corp.	1.875%	7/15/18	4,000	4,027
Private Export Funding Corp.	4.375%	3/15/19	10,650	11,310
Private Export Funding Corp.	1.450%	8/15/19	1,000	998
Private Export Funding Corp.	2.300%	9/15/20	6,650	6,732
Private Export Funding Corp.	4.300%	12/15/21	9,940	10,917
Resolution Funding Corp.	8.625%	1/15/21	850	1,067
3 Tennessee Valley Authority	4.500%	4/1/18	8,300	8,640
3 Tennessee Valley Authority	1.750%	10/15/18	3,040	3,068
3 Tennessee Valley Authority	3.875%	2/15/21	6,100	6,577

				2,153,526

Total U.S. Government and Agency Obligations (Cost $29,861,542)				29,651,452

Corporate Bonds (27.3%)
Finance (11.3%)
Banking (9.1%)
American Express Bank FSB	6.000%	9/13/17	4,800	4,945
American Express Co.	7.000%	3/19/18	7,727	8,214
American Express Co.	1.550%	5/22/18	6,175	6,162
American Express Co.	8.125%	5/20/19	500	569
American Express Credit Corp.	2.125%	7/27/18	9,075	9,120
American Express Credit Corp.	1.800%	7/31/18	5,035	5,039
American Express Credit Corp.	1.875%	11/5/18	5,375	5,381
American Express Credit Corp.	2.125%	3/18/19	7,105	7,122
American Express Credit Corp.	2.250%	8/15/19	500	502
American Express Credit Corp.	2.375%	5/26/20	15,550	15,576
American Express Credit Corp.	2.600%	9/14/20	5,500	5,544
American Express Credit Corp.	2.250%	5/5/21	23,200	22,921
Associates Corp. of North America	6.950%	11/1/18	500	542
Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	5,000	4,983
Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	10,300	10,329
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	4,650	4,664
Australia & New Zealand Banking Group Ltd.	1.600%	7/15/19	10,400	10,249
Australia & New Zealand Banking Group Ltd.	2.050%	9/23/19	6,000	5,975
Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	6,375	6,386
Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	12,750	12,539
Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	6,000	5,945
Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	9,000	9,028
Bancolombia SA	5.950%	6/3/21	5,850	6,344
Bank of America Corp.	6.000%	9/1/17	4	4
Bank of America Corp.	2.000%	1/11/18	14,971	14,999
Bank of America Corp.	6.875%	4/25/18	38,434	40,812
Bank of America Corp.	5.650%	5/1/18	23,925	25,115
Bank of America Corp.	6.875%	11/15/18	5,325	5,781
Bank of America Corp.	2.600%	1/15/19	33,621	33,905
Bank of America Corp.	5.490%	3/15/19	1,075	1,139
Bank of America Corp.	2.650%	4/1/19	6,600	6,669
Bank of America Corp.	7.625%	6/1/19	33,425	37,523
Bank of America Corp.	2.250%	4/21/20	14,300	14,199
Bank of America Corp.	5.625%	7/1/20	21,125	23,218
Bank of America Corp.	2.625%	10/19/20	19,050	19,023
Bank of America Corp.	2.151%	11/9/20	5,050	4,980
Bank of America Corp.	5.875%	1/5/21	9,600	10,670

	4

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	2.625%	4/19/21	15,750	15,611
Bank of America Corp.	5.000%	5/13/21	12,785	13,884
Bank of America NA	1.650%	3/26/18	3,125	3,125
Bank of America NA	1.750%	6/5/18	17,025	17,024
Bank of America NA	2.050%	12/7/18	18,075	18,158
Bank of Montreal	1.450%	4/9/18	9,880	9,860
Bank of Montreal	1.400%	4/10/18	5,493	5,480
Bank of Montreal	1.800%	7/31/18	14,750	14,769
Bank of Montreal	1.350%	8/28/18	5,000	4,973
Bank of Montreal	2.375%	1/25/19	5,633	5,683
Bank of Montreal	1.500%	7/18/19	6,000	5,918
Bank of Montreal	2.100%	12/12/19	5,000	4,999
Bank of Montreal	1.900%	8/27/21	12,000	11,614
Bank of New York Mellon Corp.	1.969%	6/20/17	2,000	2,007
Bank of New York Mellon Corp.	1.300%	1/25/18	2,229	2,228
Bank of New York Mellon Corp.	1.350%	3/6/18	12,340	12,309
Bank of New York Mellon Corp.	2.200%	3/4/19	6,625	6,665
Bank of New York Mellon Corp.	2.200%	5/15/19	10,200	10,237
Bank of New York Mellon Corp.	5.450%	5/15/19	2,677	2,884
Bank of New York Mellon Corp.	2.300%	9/11/19	9,250	9,329
Bank of New York Mellon Corp.	4.600%	1/15/20	3,600	3,844
Bank of New York Mellon Corp.	2.150%	2/24/20	5,400	5,381
Bank of New York Mellon Corp.	2.600%	8/17/20	8,110	8,156
Bank of New York Mellon Corp.	2.450%	11/27/20	8,510	8,471
Bank of New York Mellon Corp.	4.150%	2/1/21	3,000	3,177
Bank of New York Mellon Corp.	2.500%	4/15/21	357	356
Bank of New York Mellon Corp.	2.050%	5/3/21	9,500	9,278
Bank of Nova Scotia	1.450%	4/25/18	6,470	6,450
Bank of Nova Scotia	1.700%	6/11/18	5,100	5,102
Bank of Nova Scotia	2.050%	10/30/18	13,777	13,840
Bank of Nova Scotia	1.950%	1/15/19	6,700	6,701
Bank of Nova Scotia	2.050%	6/5/19	8,575	8,572
Bank of Nova Scotia	1.650%	6/14/19	4,800	4,754
Bank of Nova Scotia	2.350%	10/21/20	13,350	13,258
Bank of Nova Scotia	4.375%	1/13/21	3,050	3,261
Bank of Nova Scotia	2.450%	3/22/21	8,850	8,786
Bank of Nova Scotia	2.800%	7/21/21	4,972	4,999
Barclays Bank plc	5.140%	10/14/20	1,200	1,264
Barclays plc	2.000%	3/16/18	6,300	6,308
Barclays plc	2.750%	11/8/19	13,925	13,879
Barclays plc	2.875%	6/8/20	5,550	5,504
Barclays plc	3.250%	1/12/21	16,300	16,293
Barclays plc	3.200%	8/10/21	8,500	8,410
BB&T Corp.	1.600%	8/15/17	1,326	1,328
BB&T Corp.	1.450%	1/12/18	7,475	7,462
BB&T Corp.	2.050%	6/19/18	6,860	6,895
BB&T Corp.	2.250%	2/1/19	5,596	5,638
BB&T Corp.	6.850%	4/30/19	6,800	7,522
BB&T Corp.	2.450%	1/15/20	13,810	13,885
BB&T Corp.	2.625%	6/29/20	502	506
BB&T Corp.	2.050%	5/10/21	8,550	8,387
Bear Stearns Cos. LLC	7.250%	2/1/18	25,770	27,247
Bear Stearns Cos. LLC	4.650%	7/2/18	5,939	6,177
BNP Paribas SA	2.700%	8/20/18	10,900	11,040
BNP Paribas SA	2.400%	12/12/18	9,105	9,176
BNP Paribas SA	2.450%	3/17/19	4,575	4,600
BNP Paribas SA	2.375%	5/21/20	8,187	8,120
BNP Paribas SA	5.000%	1/15/21	12,685	13,771
BPCE SA	2.500%	12/10/18	12,950	13,069
BPCE SA	2.500%	7/15/19	8,225	8,271
BPCE SA	2.250%	1/27/20	6,550	6,496
BPCE SA	2.650%	2/3/21	5,150	5,142
BPCE SA	2.750%	12/2/21	7,000	6,946
Branch Banking & Trust Co.	2.300%	10/15/18	4,750	4,796

5

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Branch Banking & Trust Co.	1.450%	5/10/19	6,889	6,812
	Branch Banking & Trust Co.	2.850%	4/1/21	2,175	2,208
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	8,070	8,096
	Canadian Imperial Bank of Commerce	1.600%	9/6/19	3,700	3,657
	Capital One Bank USA NA	1.300%	6/5/17	400	400
	Capital One Bank USA NA	2.150%	11/21/18	1,200	1,203
	Capital One Bank USA NA	2.250%	2/13/19	21,900	21,966
	Capital One Bank USA NA	2.300%	6/5/19	1,150	1,154
	Capital One Bank USA NA	8.800%	7/15/19	1,925	2,207
	Capital One Financial Corp.	2.450%	4/24/19	100	101
	Capital One Financial Corp.	4.750%	7/15/21	4,299	4,637
	Capital One NA	1.650%	2/5/18	13,300	13,274
	Capital One NA	1.500%	3/22/18	2,550	2,542
	Capital One NA	2.350%	8/17/18	9,000	9,049
	Capital One NA	2.400%	9/5/19	4,550	4,560
	Capital One NA	1.850%	9/13/19	8,250	8,145
	Capital One NA	2.950%	7/23/21	9,150	9,187
	Capital One NA	2.250%	9/13/21	6,600	6,435
5,6	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	450	517
	Citigroup Inc.	1.800%	2/5/18	11,551	11,547
	Citigroup Inc.	1.700%	4/27/18	29,975	29,872
	Citigroup Inc.	1.750%	5/1/18	12,749	12,713
	Citigroup Inc.	6.125%	5/15/18	4,837	5,101
	Citigroup Inc.	2.150%	7/30/18	6,250	6,270
	Citigroup Inc.	2.500%	9/26/18	17,786	17,943
	Citigroup Inc.	2.050%	12/7/18	13,260	13,254
	Citigroup Inc.	2.550%	4/8/19	11,465	11,562
	Citigroup Inc.	2.050%	6/7/19	6,475	6,450
	Citigroup Inc.	2.500%	7/29/19	15,442	15,537
	Citigroup Inc.	2.400%	2/18/20	24,450	24,388
	Citigroup Inc.	5.375%	8/9/20	2,425	2,643
	Citigroup Inc.	2.650%	10/26/20	9,882	9,895
	Citigroup Inc.	2.700%	3/30/21	17,525	17,466
	Citigroup Inc.	2.350%	8/2/21	18,700	18,259
	Citigroup Inc.	2.900%	12/8/21	20,000	19,806
	Citizens Bank NA	1.600%	12/4/17	3,375	3,370
	Citizens Bank NA	2.300%	12/3/18	4,975	5,000
	Citizens Bank NA	2.450%	12/4/19	3,465	3,475
	Citizens Bank NA	2.550%	5/13/21	8,000	7,946
	Citizens Financial Group Inc.	2.375%	7/28/21	1,400	1,371
	City National Corp.	5.250%	9/15/20	100	109
	Comerica Inc.	2.125%	5/23/19	3,000	2,997
	Commonwealth Bank of Australia	1.625%	3/12/18	13,600	13,586
	Commonwealth Bank of Australia	2.500%	9/20/18	7,235	7,314
	Commonwealth Bank of Australia	1.750%	11/2/18	7,400	7,384
	Commonwealth Bank of Australia	2.250%	3/13/19	8,125	8,149
	Commonwealth Bank of Australia	2.050%	3/15/19	5,075	5,064
	Commonwealth Bank of Australia	2.300%	9/6/19	11,500	11,535
	Commonwealth Bank of Australia	2.400%	11/2/20	18,375	18,248
	Commonwealth Bank of Australia	2.550%	3/15/21	8,600	8,552
	Compass Bank	2.750%	9/29/19	2,175	2,160
	Cooperatieve Rabobank UA	1.700%	3/19/18	26,300	26,302
	Cooperatieve Rabobank UA	2.250%	1/14/19	11,550	11,597
	Cooperatieve Rabobank UA	1.375%	8/9/19	1,200	1,180
	Cooperatieve Rabobank UA	2.250%	1/14/20	8,500	8,463
	Cooperatieve Rabobank UA	4.500%	1/11/21	1,000	1,073
	Cooperatieve Rabobank UA	2.500%	1/19/21	22,120	22,077
	Credit Suisse AG	1.750%	1/29/18	2,650	2,644
	Credit Suisse AG	6.000%	2/15/18	12,205	12,680
	Credit Suisse AG	1.700%	4/27/18	15,975	15,943
	Credit Suisse AG	2.300%	5/28/19	18,850	18,897
	Credit Suisse AG	5.300%	8/13/19	3,300	3,554
	Credit Suisse AG	5.400%	1/14/20	9,092	9,731
	Credit Suisse AG	4.375%	8/5/20	5,054	5,330

		6

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Credit Suisse AG	3.000%	10/29/21	20,000	20,175
Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	15,819	15,669
Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	10,000	9,969
Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	13,620	13,760
Deutsche Bank AG	1.875%	2/13/18	13,400	13,319
Deutsche Bank AG	2.500%	2/13/19	3,800	3,773
Deutsche Bank AG	2.850%	5/10/19	8,950	8,921
Deutsche Bank AG	2.950%	8/20/20	3,075	3,023
Deutsche Bank AG	3.125%	1/13/21	11,650	11,440
Deutsche Bank AG	3.375%	5/12/21	10,500	10,376
6 Deutsche Bank AG	4.250%	10/14/21	10,000	10,025
Discover Bank	2.000%	2/21/18	10,688	10,685
Discover Bank	2.600%	11/13/18	4,000	4,031
Discover Bank	7.000%	4/15/20	2,485	2,749
Discover Bank	3.100%	6/4/20	4,675	4,727
Discover Bank	3.200%	8/9/21	1,000	1,005
Fifth Third Bancorp	5.450%	1/15/17	200	200
Fifth Third Bancorp	4.500%	6/1/18	4,365	4,508
Fifth Third Bancorp	2.300%	3/1/19	3,000	3,016
Fifth Third Bancorp	2.875%	7/27/20	5,650	5,717
Fifth Third Bank	1.450%	2/28/18	2,951	2,943
Fifth Third Bank	2.150%	8/20/18	9,500	9,560
Fifth Third Bank	2.300%	3/15/19	5,000	5,019
Fifth Third Bank	2.375%	4/25/19	3,925	3,952
Fifth Third Bank	1.625%	9/27/19	5,000	4,940
Fifth Third Bank	2.250%	6/14/21	5,000	4,939
Fifth Third Bank	2.875%	10/1/21	140	141
First Horizon National Corp.	3.500%	12/15/20	1,875	1,887
First Niagara Financial Group Inc.	6.750%	3/19/20	1,275	1,437
First Republic Bank	2.375%	6/17/19	4,708	4,686
Goldman Sachs Group Inc.	5.950%	1/18/18	34,430	35,870
Goldman Sachs Group Inc.	2.375%	1/22/18	15,035	15,116
Goldman Sachs Group Inc.	6.150%	4/1/18	31,982	33,611
Goldman Sachs Group Inc.	2.900%	7/19/18	21,368	21,660
Goldman Sachs Group Inc.	2.625%	1/31/19	24,375	24,620
Goldman Sachs Group Inc.	7.500%	2/15/19	18,976	21,021
Goldman Sachs Group Inc.	2.000%	4/25/19	1,000	996
Goldman Sachs Group Inc.	2.550%	10/23/19	19,252	19,370
Goldman Sachs Group Inc.	2.300%	12/13/19	15,000	14,982
Goldman Sachs Group Inc.	5.375%	3/15/20	17,578	19,033
Goldman Sachs Group Inc.	2.600%	4/23/20	17,525	17,506
Goldman Sachs Group Inc.	6.000%	6/15/20	7,595	8,418
Goldman Sachs Group Inc.	2.750%	9/15/20	14,722	14,776
Goldman Sachs Group Inc.	2.875%	2/25/21	8,250	8,279
Goldman Sachs Group Inc.	2.625%	4/25/21	19,702	19,536
Goldman Sachs Group Inc.	5.250%	7/27/21	22,292	24,411
HSBC Bank USA NA	4.875%	8/24/20	2,870	3,041
HSBC Holdings plc	3.400%	3/8/21	42,262	42,935
HSBC Holdings plc	5.100%	4/5/21	3,159	3,418
HSBC Holdings plc	2.950%	5/25/21	20,175	20,092
HSBC Holdings plc	2.650%	1/5/22	2,000	1,955
HSBC USA Inc.	1.625%	1/16/18	24,745	24,700
HSBC USA Inc.	1.700%	3/5/18	8,500	8,488
HSBC USA Inc.	2.000%	8/7/18	7,275	7,272
HSBC USA Inc.	2.625%	9/24/18	4,750	4,804
HSBC USA Inc.	2.250%	6/23/19	4,200	4,197
HSBC USA Inc.	2.375%	11/13/19	17,650	17,666
HSBC USA Inc.	2.350%	3/5/20	4,485	4,448
HSBC USA Inc.	2.750%	8/7/20	9,450	9,445
HSBC USA Inc.	5.000%	9/27/20	7,961	8,482
Huntington Bancshares Inc.	2.600%	8/2/18	3,225	3,255
Huntington Bancshares Inc.	7.000%	12/15/20	900	1,017
Huntington Bancshares Inc.	3.150%	3/14/21	5,000	5,068
Huntington National Bank	1.375%	4/24/17	3,400	3,400

	7

Vanguard® Short-Term Bond Index Fund Schedule of Investments December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Huntington National Bank	2.000%	6/30/18	5,000	5,005
Huntington National Bank	2.200%	11/6/18	6,300	6,316
Huntington National Bank	2.200%	4/1/19	3,775	3,775
Huntington National Bank	2.400%	4/1/20	4,275	4,252
Huntington National Bank	2.875%	8/20/20	4,200	4,243
Intesa Sanpaolo SPA	3.875%	1/16/18	5,825	5,906
Intesa Sanpaolo SPA	3.875%	1/15/19	10,175	10,357
Itau Corpbanca	3.125%	1/15/18	5,000	5,045
6 Itau Corpbanca	3.875%	9/22/19	400	409
JPMorgan Chase & Co.	6.000%	1/15/18	22,168	23,125
JPMorgan Chase & Co.	1.800%	1/25/18	2,521	2,524
JPMorgan Chase & Co.	1.700%	3/1/18	18,679	18,676
JPMorgan Chase & Co.	1.625%	5/15/18	14,245	14,222
JPMorgan Chase & Co.	2.350%	1/28/19	9,937	10,013
JPMorgan Chase & Co.	1.850%	3/22/19	2,805	2,795
JPMorgan Chase & Co.	6.300%	4/23/19	23,485	25,614
JPMorgan Chase & Co.	2.200%	10/22/19	5,361	5,382
JPMorgan Chase & Co.	2.250%	1/23/20	42,731	42,625
JPMorgan Chase & Co.	2.750%	6/23/20	32,544	32,797
JPMorgan Chase & Co.	4.400%	7/22/20	11,840	12,568
JPMorgan Chase & Co.	4.250%	10/15/20	12,030	12,702
JPMorgan Chase & Co.	2.550%	10/29/20	32,900	32,942
JPMorgan Chase & Co.	2.550%	3/1/21	16,525	16,432
JPMorgan Chase & Co.	4.625%	5/10/21	9,325	10,027
JPMorgan Chase & Co.	2.400%	6/7/21	10,150	10,047
JPMorgan Chase & Co.	2.295%	8/15/21	24,000	23,536
JPMorgan Chase & Co.	4.350%	8/15/21	16,796	17,904
JPMorgan Chase Bank NA	1.450%	9/21/18	1,420	1,414
JPMorgan Chase Bank NA	1.650%	9/23/19	7,000	6,930
KeyBank NA	1.650%	2/1/18	13,650	13,645
KeyBank NA	1.700%	6/1/18	4,175	4,174
KeyBank NA	2.350%	3/8/19	5,495	5,531
KeyBank NA	1.600%	8/22/19	3,000	2,962
KeyBank NA	2.500%	12/15/19	3,000	3,028
KeyBank NA	2.250%	3/16/20	500	497
KeyBank NA	2.500%	11/22/21	5,000	4,967
KeyCorp	2.300%	12/13/18	5,200	5,230
KeyCorp	2.900%	9/15/20	10,025	10,114
KeyCorp	5.100%	3/24/21	6,938	7,565
Lloyds Bank plc	4.200%	3/28/17	2,245	2,260
Lloyds Bank plc	2.000%	8/17/18	1,050	1,052
Lloyds Bank plc	2.300%	11/27/18	7,075	7,112
Lloyds Bank plc	2.700%	8/17/20	10,046	10,104
Lloyds Bank plc	6.375%	1/21/21	2,942	3,352
Manufacturers & Traders Trust Co.	1.450%	3/7/18	250	250
Manufacturers & Traders Trust Co.	2.300%	1/30/19	20,500	20,594
Manufacturers & Traders Trust Co.	2.250%	7/25/19	11,010	11,100
Manufacturers & Traders Trust Co.	2.100%	2/6/20	1,450	1,442
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	26,400	26,419
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	15,000	14,542
Mizuho Financial Group Inc.	2.273%	9/13/21	1,000	970
Morgan Stanley	1.875%	1/5/18	20,100	20,132
Morgan Stanley	6.625%	4/1/18	27,009	28,527
Morgan Stanley	2.125%	4/25/18	21,150	21,234
Morgan Stanley	2.200%	12/7/18	4,000	4,015
Morgan Stanley	2.500%	1/24/19	17,680	17,817
Morgan Stanley	2.450%	2/1/19	8,000	8,046
Morgan Stanley	7.300%	5/13/19	18,530	20,645
Morgan Stanley	2.375%	7/23/19	19,541	19,595
Morgan Stanley	5.625%	9/23/19	11,825	12,795
Morgan Stanley	5.500%	1/26/20	9,507	10,305
Morgan Stanley	2.650%	1/27/20	32,179	32,316
Morgan Stanley	2.800%	6/16/20	21,750	21,875
Morgan Stanley	5.500%	7/24/20	11,525	12,581

	8

Vanguard® Short-Term Bond Index Fund Schedule of Investments December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Morgan Stanley	5.750%	1/25/21	14,875	16,471
Morgan Stanley	2.500%	4/21/21	23,950	23,666
Morgan Stanley	5.500%	7/28/21	15,208	16,849
Morgan Stanley	2.625%	11/17/21	21,000	20,688
MUFG Americas Holdings Corp.	1.625%	2/9/18	2,038	2,030
MUFG Americas Holdings Corp.	2.250%	2/10/20	725	717
MUFG Union Bank NA	2.625%	9/26/18	23,950	24,213
MUFG Union Bank NA	2.250%	5/6/19	5,950	5,960
National Australia Bank Ltd.	2.300%	7/25/18	5,225	5,266
National Australia Bank Ltd.	2.000%	1/14/19	8,350	8,353
National Australia Bank Ltd.	1.375%	7/12/19	5,700	5,596
National Australia Bank Ltd.	2.625%	7/23/20	6,550	6,562
National Australia Bank Ltd.	2.625%	1/14/21	8,135	8,121
National Australia Bank Ltd.	1.875%	7/12/21	6,200	5,994
National Bank of Canada	2.100%	12/14/18	5,750	5,769
National City Corp.	6.875%	5/15/19	3,825	4,189
Northern Trust Co.	6.500%	8/15/18	775	832
Northern Trust Corp.	3.450%	11/4/20	300	313
Northern Trust Corp.	3.375%	8/23/21	2,525	2,624
PNC Bank NA	1.500%	2/23/18	8,300	8,293
PNC Bank NA	6.875%	4/1/18	1,500	1,589
PNC Bank NA	1.600%	6/1/18	4,500	4,492
PNC Bank NA	1.850%	7/20/18	4,100	4,108
PNC Bank NA	1.800%	11/5/18	5,800	5,806
PNC Bank NA	1.700%	12/7/18	4,000	3,993
PNC Bank NA	2.200%	1/28/19	9,125	9,165
PNC Bank NA	1.950%	3/4/19	7,150	7,159
PNC Bank NA	2.250%	7/2/19	10,675	10,739
PNC Bank NA	1.450%	7/29/19	2,000	1,971
PNC Bank NA	2.400%	10/18/19	12,344	12,456
PNC Bank NA	2.300%	6/1/20	10,430	10,418
PNC Bank NA	2.600%	7/21/20	5,320	5,357
PNC Bank NA	2.450%	11/5/20	3,178	3,182
PNC Bank NA	2.150%	4/29/21	14,000	13,798
PNC Bank NA	2.550%	12/9/21	4,800	4,792
PNC Funding Corp.	6.700%	6/10/19	3,346	3,715
PNC Funding Corp.	5.125%	2/8/20	9,549	10,333
PNC Funding Corp.	4.375%	8/11/20	400	425
Regions Bank	7.500%	5/15/18	790	847
Regions Bank	2.250%	9/14/18	3,000	3,008
Regions Financial Corp.	3.200%	2/8/21	2,505	2,544
Royal Bank of Canada	1.000%	4/27/17	8,000	7,997
Royal Bank of Canada	1.500%	1/16/18	6,475	6,491
Royal Bank of Canada	2.200%	7/27/18	5,973	6,015
Royal Bank of Canada	1.800%	7/30/18	15,125	15,175
Royal Bank of Canada	2.000%	12/10/18	6,815	6,831
Royal Bank of Canada	2.150%	3/15/19	10,941	10,970
Royal Bank of Canada	1.625%	4/15/19	7,200	7,149
Royal Bank of Canada	1.500%	7/29/19	9,500	9,374
Royal Bank of Canada	2.150%	3/6/20	1,750	1,742
Royal Bank of Canada	2.350%	10/30/20	10,650	10,630
Royal Bank of Canada	2.500%	1/19/21	10,000	10,004
Santander Bank NA	2.000%	1/12/18	1,000	998
Santander Bank NA	8.750%	5/30/18	2,825	3,045
Santander Holdings USA Inc.	3.450%	8/27/18	8,347	8,454
Santander Holdings USA Inc.	2.700%	5/24/19	8,625	8,619
Santander Holdings USA Inc.	2.650%	4/17/20	2,830	2,786
Santander UK Group Holdings plc	2.875%	10/16/20	12,910	12,788
Santander UK Group Holdings plc	3.125%	1/8/21	8,000	7,986
Santander UK Group Holdings plc	2.875%	8/5/21	2,000	1,977
Santander UK plc	3.050%	8/23/18	8,000	8,122
Santander UK plc	2.000%	8/24/18	8,700	8,692
Santander UK plc	2.500%	3/14/19	12,000	12,050
Santander UK plc	2.350%	9/10/19	17,300	17,308

9

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Santander UK plc	2.375%	3/16/20	350	347
Skandinaviska Enskilda Banken AB	2.625%	3/15/21	13,025	13,017
Skandinaviska Enskilda Banken AB	1.875%	9/13/21	15,000	14,484
Societe Generale SA	2.625%	10/1/18	4,435	4,486
State Street Bank & Trust Co.	5.250%	10/15/18	775	820
State Street Corp.	4.956%	3/15/18	7,026	7,220
State Street Corp.	1.350%	5/15/18	4,675	4,662
State Street Corp.	2.550%	8/18/20	8,154	8,232
State Street Corp.	4.375%	3/7/21	4,475	4,817
State Street Corp.	1.950%	5/19/21	4,125	4,031
Sumitomo Mitsui Banking Corp.	1.300%	1/10/17	1,200	1,200
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	3,575	3,562
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	2,425	2,444
Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	3,250	3,247
Sumitomo Mitsui Banking Corp.	1.762%	10/19/18	6,500	6,470
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	10,200	10,256
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	7,900	7,894
Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	11,010	10,969
Sumitomo Mitsui Banking Corp.	2.650%	7/23/20	7,575	7,562
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	3,250	3,216
Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	10,870	10,905
Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	8,000	7,736
Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	14,000	13,758
SunTrust Bank	1.350%	2/15/17	5,290	5,290
SunTrust Bank	7.250%	3/15/18	3,200	3,396
SunTrust Banks Inc.	6.000%	9/11/17	2,365	2,435
SunTrust Banks Inc.	2.350%	11/1/18	1,106	1,115
SunTrust Banks Inc.	2.500%	5/1/19	3,735	3,767
SunTrust Banks Inc.	2.900%	3/3/21	3,050	3,084
Svenska Handelsbanken AB	1.625%	3/21/18	10,095	10,084
Svenska Handelsbanken AB	2.500%	1/25/19	9,375	9,472
Svenska Handelsbanken AB	2.250%	6/17/19	6,050	6,068
Svenska Handelsbanken AB	1.500%	9/6/19	8,000	7,863
Svenska Handelsbanken AB	2.400%	10/1/20	3,800	3,778
Svenska Handelsbanken AB	2.450%	3/30/21	10,800	10,714
Svenska Handelsbanken AB	1.875%	9/7/21	3,250	3,148
Synchrony Financial	1.875%	8/15/17	2,515	2,516
Synchrony Financial	2.600%	1/15/19	5,914	5,939
Synchrony Financial	3.000%	8/15/19	12,650	12,808
Synchrony Financial	2.700%	2/3/20	6,737	6,714
Synchrony Financial	3.750%	8/15/21	2,150	2,209
Toronto-Dominion Bank	1.625%	3/13/18	11,069	11,082
Toronto-Dominion Bank	1.400%	4/30/18	18,708	18,673
Toronto-Dominion Bank	1.750%	7/23/18	12,050	12,057
Toronto-Dominion Bank	1.450%	9/6/18	500	498
Toronto-Dominion Bank	2.625%	9/10/18	5,000	5,074
Toronto-Dominion Bank	2.125%	7/2/19	9,000	9,022
Toronto-Dominion Bank	1.450%	8/13/19	9,700	9,557
Toronto-Dominion Bank	2.250%	11/5/19	9,975	10,023
Toronto-Dominion Bank	2.500%	12/14/20	7,300	7,321
Toronto-Dominion Bank	2.125%	4/7/21	13,650	13,433
Toronto-Dominion Bank	1.800%	7/13/21	13,475	13,051
UBS AG	5.875%	12/20/17	1,950	2,030
UBS AG	1.800%	3/26/18	6,550	6,550
UBS AG	5.750%	4/25/18	1,401	1,470
UBS AG	2.375%	8/14/19	20,179	20,262
UBS AG	2.350%	3/26/20	7,500	7,467
UBS AG	4.875%	8/4/20	5,900	6,363
US Bancorp	1.950%	11/15/18	5,225	5,249
US Bancorp	2.200%	4/25/19	12,720	12,828
US Bancorp	2.350%	1/29/21	5,000	4,997
US Bancorp	4.125%	5/24/21	2,764	2,961
US Bank NA	1.350%	1/26/18	7,300	7,291
US Bank NA	1.450%	1/29/18	12,000	11,987

10

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
US Bank NA	1.400%	4/26/19	10,000	9,898
US Bank NA	2.125%	10/28/19	11,000	11,034
Wachovia Corp.	5.750%	2/1/18	21,705	22,617
Wells Fargo & Co.	1.500%	1/16/18	11,577	11,562
Wells Fargo & Co.	2.150%	1/15/19	5,960	6,002
Wells Fargo & Co.	2.125%	4/22/19	14,464	14,494
Wells Fargo & Co.	2.150%	1/30/20	14,022	13,950
Wells Fargo & Co.	2.600%	7/22/20	33,270	33,456
Wells Fargo & Co.	2.550%	12/7/20	20,400	20,374
Wells Fargo & Co.	3.000%	1/22/21	5,725	5,803
Wells Fargo & Co.	2.500%	3/4/21	8,300	8,227
Wells Fargo & Co.	4.600%	4/1/21	17,170	18,436
Wells Fargo & Co.	2.100%	7/26/21	15,220	14,790
Wells Fargo Bank NA	1.650%	1/22/18	6,750	6,750
Wells Fargo Bank NA	1.750%	5/24/19	17,740	17,640
Wells Fargo Bank NA	2.150%	12/6/19	14,350	14,285
Westpac Banking Corp.	1.600%	1/12/18	7,295	7,287
Westpac Banking Corp.	1.550%	5/25/18	2,600	2,594
Westpac Banking Corp.	2.250%	7/30/18	700	705
Westpac Banking Corp.	1.950%	11/23/18	9,200	9,214
Westpac Banking Corp.	2.250%	1/17/19	11,250	11,296
Westpac Banking Corp.	1.650%	5/13/19	9,100	9,012
Westpac Banking Corp.	1.600%	8/19/19	8,250	8,151
Westpac Banking Corp.	4.875%	11/19/19	11,165	11,965
Westpac Banking Corp.	2.300%	5/26/20	21,452	21,333
Westpac Banking Corp.	2.600%	11/23/20	10,375	10,382
Westpac Banking Corp.	2.100%	5/13/21	23,300	22,766
Westpac Banking Corp.	2.000%	8/19/21	11,450	11,094
Brokerage (0.2%)
Ameriprise Financial Inc.	7.300%	6/28/19	1,600	1,797
Ameriprise Financial Inc.	5.300%	3/15/20	4,175	4,518
BGC Partners Inc.	5.375%	12/9/19	1,700	1,768
BGC Partners Inc.	5.125%	5/27/21	1,675	1,700
BlackRock Inc.	5.000%	12/10/19	10,625	11,537
BlackRock Inc.	4.250%	5/24/21	4,175	4,497
Charles Schwab Corp.	1.500%	3/10/18	2,450	2,450
Charles Schwab Corp.	2.200%	7/25/18	5,014	5,053
Charles Schwab Corp.	4.450%	7/22/20	1,520	1,629
Eaton Vance Corp.	6.500%	10/2/17	257	267
Franklin Resources Inc.	4.625%	5/20/20	700	749
Intercontinental Exchange Inc.	2.500%	10/15/18	3,500	3,545
Intercontinental Exchange Inc.	2.750%	12/1/20	5,325	5,379
Jefferies Group LLC	5.125%	4/13/18	3,800	3,923
Jefferies Group LLC	8.500%	7/15/19	6,325	7,185
Jefferies Group LLC	6.875%	4/15/21	4,777	5,438
Lazard Group LLC	4.250%	11/14/20	1,625	1,700
Legg Mason Inc.	2.700%	7/15/19	3,800	3,823
Nasdaq Inc.	5.250%	1/16/18	806	834
Nasdaq Inc.	5.550%	1/15/20	4,725	5,098
Nomura Holdings Inc.	2.750%	3/19/19	13,450	13,576
Nomura Holdings Inc.	6.700%	3/4/20	5,210	5,827
Raymond James Financial Inc.	8.600%	8/15/19	3,320	3,811
Stifel Financial Corp.	3.500%	12/1/20	2,225	2,231
TD Ameritrade Holding Corp.	5.600%	12/1/19	1,775	1,949
Finance Companies (0.5%)
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	3.750%	5/15/19	8,152	8,305
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	4.250%	7/1/20	5,535	5,701
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	4.625%	10/30/20	7,289	7,599
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	4.500%	5/15/21	7,640	7,888

11

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	5.000%	10/1/21	1,675	1,775
Air Lease Corp.	2.125%	1/15/18	3,625	3,625
Air Lease Corp.	2.625%	9/4/18	2,390	2,399
Air Lease Corp.	3.375%	1/15/19	8,530	8,658
Air Lease Corp.	2.125%	1/15/20	4,450	4,366
Air Lease Corp.	4.750%	3/1/20	1,300	1,375
Air Lease Corp.	3.875%	4/1/21	2,100	2,166
Air Lease Corp.	3.375%	6/1/21	4,050	4,090
Ares Capital Corp.	4.875%	11/30/18	8,000	8,285
Ares Capital Corp.	3.875%	1/15/20	2,000	2,025
FS Investment Corp.	4.000%	7/15/19	3,850	3,854
FS Investment Corp.	4.250%	1/15/20	775	778
GATX Corp.	2.375%	7/30/18	1,450	1,456
GATX Corp.	2.500%	3/15/19	250	250
GATX Corp.	2.500%	7/30/19	1,720	1,722
GATX Corp.	2.600%	3/30/20	3,375	3,339
GE Capital International Funding Co.	2.342%	11/15/20	65,175	65,097
HSBC Finance Corp.	6.676%	1/15/21	19,860	22,310
International Lease Finance Corp.	3.875%	4/15/18	4,150	4,228
6 International Lease Finance Corp.	7.125%	9/1/18	12,250	13,215
International Lease Finance Corp.	5.875%	4/1/19	4,955	5,271
International Lease Finance Corp.	6.250%	5/15/19	6,233	6,685
International Lease Finance Corp.	8.250%	12/15/20	7,690	8,959
International Lease Finance Corp.	4.625%	4/15/21	3,303	3,423
Prospect Capital Corp.	5.000%	7/15/19	1,900	1,912
Insurance (1.0%)
AEGON Funding Co. LLC	5.750%	12/15/20	2,443	2,696
Aetna Inc.	1.700%	6/7/18	13,400	13,386
Aetna Inc.	2.200%	3/15/19	2,525	2,534
Aetna Inc.	1.900%	6/7/19	12,900	12,869
Aetna Inc.	3.950%	9/1/20	730	765
Aetna Inc.	4.125%	6/1/21	3,125	3,305
Aetna Inc.	2.400%	6/15/21	11,492	11,408
Aflac Inc.	2.400%	3/16/20	3,675	3,691
Alleghany Corp.	5.625%	9/15/20	800	861
Allied World Assurance Co. Holdings Ltd.	5.500%	11/15/20	1,475	1,597
Alterra Finance LLC	6.250%	9/30/20	5,145	5,727
American Financial Group Inc.	9.875%	6/15/19	2,130	2,496
American International Group Inc.	5.850%	1/16/18	10,150	10,582
American International Group Inc.	2.300%	7/16/19	6,300	6,329
American International Group Inc.	3.375%	8/15/20	1,910	1,963
American International Group Inc.	6.400%	12/15/20	7,300	8,306
American International Group Inc.	3.300%	3/1/21	8,675	8,880
Anthem Inc.	1.875%	1/15/18	5,000	5,004
Anthem Inc.	7.000%	2/15/19	1,080	1,183
Anthem Inc.	2.250%	8/15/19	6,275	6,246
Anthem Inc.	4.350%	8/15/20	8,875	9,355
Anthem Inc.	3.700%	8/15/21	2,225	2,300
Aon Corp.	5.000%	9/30/20	4,025	4,319
Aon plc	2.800%	3/15/21	2,575	2,572
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	1,225	1,332
Assurant Inc.	2.500%	3/15/18	700	707
AXIS Specialty Finance LLC	5.875%	6/1/20	10,638	11,692
AXIS Specialty Finance plc	2.650%	4/1/19	4,901	4,938
Berkshire Hathaway Finance Corp.	1.450%	3/7/18	11,175	11,183
Berkshire Hathaway Finance Corp.	1.300%	5/15/18	500	499
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	12,670	13,400
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	3,410	3,437
Berkshire Hathaway Finance Corp.	1.700%	3/15/19	8,700	8,694
Berkshire Hathaway Finance Corp.	1.300%	8/15/19	6,150	6,072
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	8,000	8,174
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	4,419	4,736

	12

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Berkshire Hathaway Inc.	1.550%	2/9/18	5,377	5,387
Berkshire Hathaway Inc.	1.150%	8/15/18	5,000	4,974
Berkshire Hathaway Inc.	2.100%	8/14/19	14,538	14,663
Berkshire Hathaway Inc.	2.200%	3/15/21	7,079	7,041
Berkshire Hathaway Inc.	3.750%	8/15/21	3,300	3,499
Chubb Corp.	5.750%	5/15/18	14,021	14,794
Chubb INA Holdings Inc.	5.800%	3/15/18	1,750	1,837
Chubb INA Holdings Inc.	5.900%	6/15/19	2,450	2,671
Chubb INA Holdings Inc.	2.300%	11/3/20	12,265	12,245
Cigna Corp.	5.125%	6/15/20	425	457
Cigna Corp.	4.375%	12/15/20	1,675	1,775
Cigna Corp.	4.500%	3/15/21	2,425	2,575
CNA Financial Corp.	7.350%	11/15/19	375	425
CNA Financial Corp.	5.875%	8/15/20	2,040	2,244
CNA Financial Corp.	5.750%	8/15/21	3,905	4,360
Coventry Health Care Inc.	5.450%	6/15/21	2,470	2,729
Hartford Financial Services Group Inc.	6.300%	3/15/18	3,430	3,596
Hartford Financial Services Group Inc.	6.000%	1/15/19	3,475	3,738
Hartford Financial Services Group Inc.	5.500%	3/30/20	2,529	2,762
Humana Inc.	7.200%	6/15/18	4,425	4,755
Humana Inc.	6.300%	8/1/18	500	531
Humana Inc.	2.625%	10/1/19	1,500	1,512
Lincoln National Corp.	8.750%	7/1/19	1,235	1,419
Lincoln National Corp.	6.250%	2/15/20	2,350	2,594
Manulife Financial Corp.	4.900%	9/17/20	3,225	3,467
Marsh & McLennan Cos. Inc.	2.300%	4/1/17	1,100	1,102
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	400	404
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	5,775	5,803
Marsh & McLennan Cos. Inc.	2.350%	3/6/20	2,400	2,384
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	3,585	3,897
MetLife Inc.	6.817%	8/15/18	7,466	8,039
MetLife Inc.	7.717%	2/15/19	2,954	3,304
MetLife Inc.	4.750%	2/8/21	4,300	4,672
PartnerRe Finance B LLC	5.500%	6/1/20	3,100	3,357
5 Principal Financial Group Inc.	4.700%	5/15/55	4,000	3,912
Progressive Corp.	3.750%	8/23/21	2,650	2,795
Protective Life Corp.	7.375%	10/15/19	1,650	1,869
Prudential Financial Inc.	2.300%	8/15/18	4,200	4,242
Prudential Financial Inc.	7.375%	6/15/19	4,945	5,561
Prudential Financial Inc.	2.350%	8/15/19	7,240	7,298
Prudential Financial Inc.	5.375%	6/21/20	4,950	5,411
Prudential Financial Inc.	4.500%	11/15/20	1,800	1,928
Prudential Financial Inc.	4.500%	11/16/21	6,680	7,207
5 Prudential Financial Inc.	8.875%	6/15/68	2,781	2,993
Reinsurance Group of America Inc.	6.450%	11/15/19	2,975	3,282
Reinsurance Group of America Inc.	5.000%	6/1/21	2,520	2,724
5 StanCorp Financial Group Inc.	6.900%	6/1/67	1,000	807
Torchmark Corp.	9.250%	6/15/19	1,500	1,735
Travelers Cos. Inc.	5.800%	5/15/18	2,825	2,982
Travelers Cos. Inc.	5.900%	6/2/19	1,756	1,917
Trinity Acquisition plc	3.500%	9/15/21	575	580
UnitedHealth Group Inc.	1.400%	12/15/17	5,825	5,826
UnitedHealth Group Inc.	6.000%	2/15/18	8,100	8,488
UnitedHealth Group Inc.	1.900%	7/16/18	9,007	9,040
UnitedHealth Group Inc.	1.700%	2/15/19	4,050	4,038
UnitedHealth Group Inc.	1.625%	3/15/19	4,000	3,982
UnitedHealth Group Inc.	2.300%	12/15/19	3,175	3,201
UnitedHealth Group Inc.	2.700%	7/15/20	9,820	9,978
UnitedHealth Group Inc.	3.875%	10/15/20	2,975	3,119
UnitedHealth Group Inc.	4.700%	2/15/21	2,700	2,916
UnitedHealth Group Inc.	2.125%	3/15/21	6,500	6,410
UnitedHealth Group Inc.	2.875%	12/15/21	2,950	2,988
Unum Group	5.625%	9/15/20	1,150	1,245
Unum Group	3.000%	5/15/21	2,700	2,685

	13

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Voya Financial Inc.	2.900%	2/15/18	8,405	8,492
Willis Towers Watson plc	5.750%	3/15/21	3,000	3,266
WR Berkley Corp.	7.375%	9/15/19	100	112
XLIT Ltd.	2.300%	12/15/18	1,976	1,987
XLIT Ltd.	5.750%	10/1/21	1,727	1,913
Real Estate Investment Trusts (0.5%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	2,598	2,584
American Campus Communities Operating Partnership
LP	3.350%	10/1/20	3,346	3,388
ARC Properties Operating Partnership LP/Clark
Acquisition LLC	3.000%	2/6/19	800	796
AvalonBay Communities Inc.	3.625%	10/1/20	4,520	4,683
Boston Properties LP	3.700%	11/15/18	7,450	7,670
Boston Properties LP	5.875%	10/15/19	1,475	1,607
Boston Properties LP	5.625%	11/15/20	9,135	10,036
Boston Properties LP	4.125%	5/15/21	5,784	6,059
Brandywine Operating Partnership LP	5.700%	5/1/17	5,275	5,340
Brandywine Operating Partnership LP	4.950%	4/15/18	1,926	1,991
Corporate Office Properties LP	3.700%	6/15/21	2,000	2,032
DDR Corp.	7.875%	9/1/20	1,675	1,945
DDR Corp.	3.500%	1/15/21	3,290	3,323
Digital Realty Trust LP	3.400%	10/1/20	1,700	1,723
Digital Realty Trust LP	5.250%	3/15/21	7,075	7,676
Duke Realty LP	3.875%	2/15/21	250	261
Equity CommonWealth	6.650%	1/15/18	2,860	2,921
ERP Operating LP	5.750%	6/15/17	1,460	1,487
ERP Operating LP	2.375%	7/1/19	4,725	4,753
ERP Operating LP	4.750%	7/15/20	200	214
ERP Operating LP	4.625%	12/15/21	2,161	2,334
Essex Portfolio LP	5.200%	3/15/21	1,850	2,005
Federal Realty Investment Trust	2.550%	1/15/21	4,525	4,514
HCP Inc.	3.750%	2/1/19	250	256
HCP Inc.	2.625%	2/1/20	4,503	4,500
HCP Inc.	5.375%	2/1/21	4,275	4,654
Healthcare Realty Trust Inc.	5.750%	1/15/21	3,000	3,292
Highwoods Realty LP	3.200%	6/15/21	2,000	2,003
Hospitality Properties Trust	6.700%	1/15/18	2,000	2,048
Hospitality Properties Trust	4.250%	2/15/21	2,350	2,427
Host Hotels & Resorts LP	6.000%	10/1/21	2,600	2,897
Kilroy Realty LP	4.800%	7/15/18	5,550	5,746
Kimco Realty Corp.	4.300%	2/1/18	1,250	1,275
Kimco Realty Corp.	3.200%	5/1/21	1,000	1,012
Liberty Property LP	4.750%	10/1/20	1,950	2,057
Mack-Cali Realty LP	2.500%	12/15/17	1,800	1,806
National Retail Properties Inc.	6.875%	10/15/17	2,000	2,077
ProLogis LP	2.750%	2/15/19	5,000	5,073
Realty Income Corp.	2.000%	1/31/18	4,400	4,412
Realty Income Corp.	6.750%	8/15/19	3,475	3,882
Realty Income Corp.	5.750%	1/15/21	550	608
Regency Centers LP	4.800%	4/15/21	725	778
Select Income REIT	2.850%	2/1/18	4,650	4,668
Select Income REIT	3.600%	2/1/20	234	234
Senior Housing Properties Trust	3.250%	5/1/19	4,105	4,116
Simon Property Group LP	2.200%	2/1/19	5,150	5,192
Simon Property Group LP	5.650%	2/1/20	6,139	6,701
Simon Property Group LP	2.500%	9/1/20	4,750	4,764
Simon Property Group LP	4.375%	3/1/21	7,060	7,543
Simon Property Group LP	2.500%	7/15/21	2,350	2,351
Simon Property Group LP	2.350%	1/30/22	4,000	3,941
SL Green Realty Corp.	7.750%	3/15/20	2,500	2,818
Tanger Properties LP	6.125%	6/1/20	2,500	2,758
UDR Inc.	4.250%	6/1/18	925	954
UDR Inc.	3.700%	10/1/20	5,900	6,065

14

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	8,855	8,873
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	2,740	2,838
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	302	303
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	6,356	6,824
VEREIT Operating Partnership LP	4.125%	6/1/21	5,000	5,087
Vornado Realty LP	2.500%	6/30/19	4,250	4,254
Washington Prime Group LP	3.850%	4/1/20	1,525	1,528
Washington REIT	4.950%	10/1/20	1,700	1,784
Welltower Inc.	2.250%	3/15/18	8,514	8,550
Welltower Inc.	4.125%	4/1/19	2,096	2,171
Welltower Inc.	6.125%	4/15/20	2,802	3,104
Welltower Inc.	4.950%	1/15/21	4,250	4,568
				5,229,891
Industrial (14.6%)
Basic Industry (0.6%)
Agrium Inc.	6.750%	1/15/19	1,750	1,899
Air Products & Chemicals Inc.	4.375%	8/21/19	1,000	1,062
Air Products & Chemicals Inc.	3.000%	11/3/21	1,250	1,283
Airgas Inc.	1.650%	2/15/18	1,940	1,940
Airgas Inc.	2.375%	2/15/20	1,300	1,298
Airgas Inc.	3.050%	8/1/20	3,500	3,551
Albemarle Corp.	3.000%	12/1/19	1,500	1,528
Albemarle Corp.	4.500%	12/15/20	1,800	1,906
Barrick North America Finance LLC	4.400%	5/30/21	4,257	4,497
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	12,065	12,116
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	5,400	5,923
Celanese US Holdings LLC	5.875%	6/15/21	3,000	3,323
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	2,850	3,151
Dow Chemical Co.	5.700%	5/15/18	6,000	6,301
Dow Chemical Co.	8.550%	5/15/19	19,154	21,898
Dow Chemical Co.	4.250%	11/15/20	3,450	3,652
Dow Chemical Co.	4.125%	11/15/21	2,575	2,720
Eastman Chemical Co.	2.700%	1/15/20	6,055	6,072
Eastman Chemical Co.	4.500%	1/15/21	155	164
Ecolab Inc.	1.550%	1/12/18	1,500	1,502
Ecolab Inc.	2.000%	1/14/19	2,250	2,250
Ecolab Inc.	2.250%	1/12/20	2,575	2,568
Ecolab Inc.	4.350%	12/8/21	5,175	5,570
EI du Pont de Nemours & Co.	6.000%	7/15/18	8,475	8,983
EI du Pont de Nemours & Co.	4.625%	1/15/20	1,000	1,065
EI du Pont de Nemours & Co.	3.625%	1/15/21	10,270	10,656
EI du Pont de Nemours & Co.	4.250%	4/1/21	2,575	2,725
Goldcorp Inc.	2.125%	3/15/18	7,701	7,687
Goldcorp Inc.	3.625%	6/9/21	6,200	6,287
International Paper Co.	7.950%	6/15/18	3,590	3,900
International Paper Co.	9.375%	5/15/19	35	41
International Paper Co.	7.500%	8/15/21	4,465	5,355
Lubrizol Corp.	8.875%	2/1/19	1,075	1,225
LyondellBasell Industries NV	5.000%	4/15/19	15,450	16,309
LyondellBasell Industries NV	6.000%	11/15/21	5,250	5,939
Methanex Corp.	3.250%	12/15/19	2,240	2,190
Monsanto Co.	5.125%	4/15/18	925	961
Monsanto Co.	1.850%	11/15/18	825	822
Monsanto Co.	2.125%	7/15/19	16,150	16,104
Monsanto Co.	2.750%	7/15/21	2,758	2,734
Newmont Mining Corp.	5.125%	10/1/19	1,925	2,060
Nucor Corp.	5.850%	6/1/18	2,848	3,001
Plum Creek Timberlands LP	4.700%	3/15/21	4,010	4,242
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,150	1,256
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	1,800	1,910
PPG Industries Inc.	2.300%	11/15/19	10,000	10,024
PPG Industries Inc.	3.600%	11/15/20	6,350	6,571
Praxair Inc.	1.250%	11/7/18	2,500	2,485

	15

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Praxair Inc.	2.250%	9/24/20	8,400	8,327
Praxair Inc.	4.050%	3/15/21	1,525	1,616
Praxair Inc.	3.000%	9/1/21	2,795	2,837
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	13,193	15,231
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	1,318	1,399
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	575	601
RPM International Inc.	6.500%	2/15/18	2,710	2,839
RPM International Inc.	6.125%	10/15/19	500	547
Southern Copper Corp.	5.375%	4/16/20	2,600	2,821
Vale Overseas Ltd.	5.625%	9/15/19	10,025	10,576
Vale Overseas Ltd.	4.625%	9/15/20	4,650	4,749
Vale Overseas Ltd.	5.875%	6/10/21	11,250	11,742
Valspar Corp.	7.250%	6/15/19	863	956
6 Westlake Chemical Corp.	4.625%	2/15/21	3,830	3,978
WestRock RKT Co.	4.450%	3/1/19	5,000	5,217
WestRock RKT Co.	3.500%	3/1/20	2,634	2,679
Capital Goods (1.4%)
3M Co.	1.375%	8/7/18	3,100	3,100
3M Co.	2.000%	8/7/20	3,100	3,094
3M Co.	1.625%	9/19/21	5,500	5,351
Acuity Brands Lighting Inc.	6.000%	12/15/19	675	742
Bemis Co. Inc.	6.800%	8/1/19	500	550
Bemis Co. Inc.	4.500%	10/15/21	800	848
Boeing Capital Corp.	2.900%	8/15/18	1,761	1,799
Boeing Capital Corp.	4.700%	10/27/19	6,745	7,273
Boeing Co.	0.950%	5/15/18	4,774	4,751
Boeing Co.	6.000%	3/15/19	3,450	3,755
Boeing Co.	4.875%	2/15/20	5,600	6,068
Boeing Co.	1.650%	10/30/20	4,300	4,208
Boeing Co.	8.750%	8/15/21	1,000	1,259
Boeing Co.	2.350%	10/30/21	4,000	3,996
Caterpillar Financial Services Corp.	1.500%	2/23/18	2,973	2,971
Caterpillar Financial Services Corp.	1.300%	3/1/18	5,750	5,737
Caterpillar Financial Services Corp.	2.450%	9/6/18	3,200	3,240
Caterpillar Financial Services Corp.	1.800%	11/13/18	4,300	4,304
Caterpillar Financial Services Corp.	7.150%	2/15/19	6,608	7,315
Caterpillar Financial Services Corp.	1.350%	5/18/19	4,500	4,429
Caterpillar Financial Services Corp.	2.100%	6/9/19	5,072	5,088
Caterpillar Financial Services Corp.	2.250%	12/1/19	4,495	4,510
Caterpillar Financial Services Corp.	2.000%	3/5/20	4,850	4,807
Caterpillar Financial Services Corp.	2.500%	11/13/20	3,500	3,496
Caterpillar Financial Services Corp.	1.700%	8/9/21	13,700	13,155
Caterpillar Financial Services Corp.	2.750%	8/20/21	350	350
6 Caterpillar Financial Services Corp.	1.931%	10/1/21	4,650	4,473
Caterpillar Inc.	7.900%	12/15/18	1,420	1,584
Caterpillar Inc.	3.900%	5/27/21	10,935	11,510
Crane Co.	2.750%	12/15/18	7,456	7,579
CRH America Inc.	8.125%	7/15/18	1,100	1,201
CRH America Inc.	5.750%	1/15/21	450	498
Dover Corp.	5.450%	3/15/18	1,375	1,439
Dover Corp.	4.300%	3/1/21	4,200	4,463
Eaton Corp.	5.600%	5/15/18	7,725	8,119
Eaton Corp.	6.950%	3/20/19	928	1,023
Eaton Electric Holdings LLC	3.875%	12/15/20	1,500	1,550
Emerson Electric Co.	5.250%	10/15/18	100	106
Emerson Electric Co.	4.875%	10/15/19	3,220	3,469
Emerson Electric Co.	4.250%	11/15/20	825	885
Emerson Electric Co.	2.625%	12/1/21	975	983
FLIR Systems Inc.	3.125%	6/15/21	2,325	2,331
6 Fortive Corp.	1.800%	6/15/19	2,075	2,064
6 Fortive Corp.	2.350%	6/15/21	6,400	6,311
Fortune Brands Home & Security Inc.	3.000%	6/15/20	3,000	3,026
General Dynamics Corp.	3.875%	7/15/21	75	79

	16

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	5.625%	5/1/18	11,036	11,650
General Electric Capital Corp.	6.000%	8/7/19	8,193	9,052
General Electric Capital Corp.	2.100%	12/11/19	2,925	2,958
General Electric Capital Corp.	5.500%	1/8/20	7,976	8,752
General Electric Capital Corp.	2.200%	1/9/20	12,536	12,567
General Electric Capital Corp.	5.550%	5/4/20	7,556	8,399
General Electric Capital Corp.	4.375%	9/16/20	10,548	11,329
General Electric Capital Corp.	4.625%	1/7/21	8,486	9,205
General Electric Capital Corp.	5.300%	2/11/21	7,843	8,692
General Electric Capital Corp.	4.650%	10/17/21	16,893	18,493
Harris Corp.	1.999%	4/27/18	7,550	7,556
Harris Corp.	2.700%	4/27/20	9,542	9,505
Harris Corp.	4.400%	12/15/20	2,725	2,876
Honeywell International Inc.	1.400%	10/30/19	4,000	3,964
Honeywell International Inc.	4.250%	3/1/21	5,500	5,937
Honeywell International Inc.	1.850%	11/1/21	9,900	9,669
Illinois Tool Works Inc.	1.950%	3/1/19	2,832	2,849
Illinois Tool Works Inc.	6.250%	4/1/19	2,675	2,924
Illinois Tool Works Inc.	3.375%	9/15/21	75	78
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	12,895	13,911
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	1,150	1,170
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	1,500	1,496
John Deere Capital Corp.	1.350%	1/16/18	6,650	6,644
John Deere Capital Corp.	1.300%	3/12/18	820	818
John Deere Capital Corp.	5.350%	4/3/18	470	492
John Deere Capital Corp.	1.600%	7/13/18	2,835	2,833
John Deere Capital Corp.	1.750%	8/10/18	3,200	3,206
John Deere Capital Corp.	1.950%	12/13/18	10,683	10,737
John Deere Capital Corp.	1.950%	1/8/19	11,000	11,045
John Deere Capital Corp.	1.950%	3/4/19	13,155	13,202
John Deere Capital Corp.	2.250%	4/17/19	5,685	5,742
John Deere Capital Corp.	2.300%	9/16/19	2,500	2,526
John Deere Capital Corp.	1.250%	10/9/19	6,200	6,088
John Deere Capital Corp.	1.700%	1/15/20	350	346
John Deere Capital Corp.	2.050%	3/10/20	4,400	4,374
John Deere Capital Corp.	2.375%	7/14/20	2,500	2,506
John Deere Capital Corp.	2.450%	9/11/20	2,600	2,610
John Deere Capital Corp.	2.550%	1/8/21	2,000	2,006
John Deere Capital Corp.	2.800%	3/4/21	3,000	3,032
Johnson Controls International plc	5.000%	3/30/20	1,575	1,689
Johnson Controls International plc	4.250%	3/1/21	750	795
Johnson Controls International plc	3.750%	12/1/21	950	984
Kennametal Inc.	2.650%	11/1/19	3,400	3,374
L3 Technologies Inc.	5.200%	10/15/19	9,000	9,687
L3 Technologies Inc.	4.750%	7/15/20	5,527	5,874
L3 Technologies Inc.	4.950%	2/15/21	4,000	4,304
Lockheed Martin Corp.	1.850%	11/23/18	7,670	7,700
Lockheed Martin Corp.	4.250%	11/15/19	5,285	5,621
Lockheed Martin Corp.	2.500%	11/23/20	13,950	14,061
Lockheed Martin Corp.	3.350%	9/15/21	1,000	1,032
Martin Marietta Materials Inc.	6.600%	4/15/18	100	105
Northrop Grumman Corp.	1.750%	6/1/18	6,809	6,826
Northrop Grumman Corp.	3.500%	3/15/21	5,025	5,195
Parker-Hannifin Corp.	5.500%	5/15/18	335	353
Pentair Finance SA	1.875%	9/15/17	3,200	3,197
Pentair Finance SA	2.900%	9/15/18	275	278
Pentair Finance SA	3.625%	9/15/20	3,450	3,510
Pentair Finance SA	5.000%	5/15/21	3,000	3,188
Precision Castparts Corp.	1.250%	1/15/18	9,450	9,437
Precision Castparts Corp.	2.250%	6/15/20	3,850	3,863
Raytheon Co.	6.750%	3/15/18	3,125	3,325
Raytheon Co.	6.400%	12/15/18	575	628
Raytheon Co.	4.400%	2/15/20	3,300	3,523
Raytheon Co.	3.125%	10/15/20	6,209	6,401

17

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic Services Inc.	3.800%	5/15/18	7,042	7,228
Republic Services Inc.	5.500%	9/15/19	4,175	4,539
Republic Services Inc.	5.000%	3/1/20	5,543	5,957
Republic Services Inc.	5.250%	11/15/21	2,625	2,911
Rockwell Automation Inc.	2.050%	3/1/20	5,850	5,830
Roper Technologies Inc.	2.050%	10/1/18	11,000	11,029
Roper Technologies Inc.	6.250%	9/1/19	1,150	1,263
Roper Technologies Inc.	3.000%	12/15/20	4,465	4,504
Stanley Black & Decker Inc.	1.622%	11/17/18	1,200	1,193
Stanley Black & Decker Inc.	2.451%	11/17/18	4,250	4,289
Stanley Black & Decker Inc.	3.400%	12/1/21	3,000	3,091
5 Stanley Black & Decker Inc.	5.750%	12/15/53	2,190	2,310
Textron Inc.	7.250%	10/1/19	2,070	2,335
Textron Inc.	3.650%	3/1/21	4,250	4,353
United Technologies Corp.	1.500%	11/1/19	11,250	11,157
United Technologies Corp.	4.500%	4/15/20	10,142	10,881
United Technologies Corp.	1.950%	11/1/21	6,540	6,400
Valmont Industries Inc.	6.625%	4/20/20	464	512
Vulcan Materials Co.	7.500%	6/15/21	4,445	5,230
Waste Management Inc.	6.100%	3/15/18	9,410	9,894
Waste Management Inc.	4.750%	6/30/20	3,875	4,168
Waste Management Inc.	4.600%	3/1/21	2,703	2,903
Communication (1.9%)
21st Century Fox America Inc.	6.900%	3/1/19	6,550	7,198
21st Century Fox America Inc.	5.650%	8/15/20	7,683	8,445
21st Century Fox America Inc.	4.500%	2/15/21	3,925	4,193
6 Activision Blizzard Inc.	2.300%	9/15/21	7,045	6,827
America Movil SAB de CV	5.000%	10/16/19	3,400	3,643
America Movil SAB de CV	5.000%	3/30/20	16,103	17,160
American Tower Corp.	4.500%	1/15/18	14,335	14,712
American Tower Corp.	3.400%	2/15/19	6,250	6,385
American Tower Corp.	2.800%	6/1/20	4,275	4,283
American Tower Corp.	5.050%	9/1/20	2,570	2,756
American Tower Corp.	3.300%	2/15/21	5,500	5,560
American Tower Corp.	3.450%	9/15/21	2,375	2,403
American Tower Corp.	5.900%	11/1/21	3,625	4,060
AT&T Inc.	1.750%	1/15/18	8,260	8,261
AT&T Inc.	5.500%	2/1/18	21,434	22,243
AT&T Inc.	5.600%	5/15/18	5,900	6,188
AT&T Inc.	2.375%	11/27/18	4,953	4,992
AT&T Inc.	5.800%	2/15/19	2,100	2,254
AT&T Inc.	2.300%	3/11/19	10,440	10,475
AT&T Inc.	5.875%	10/1/19	5,800	6,335
AT&T Inc.	5.200%	3/15/20	11,696	12,557
AT&T Inc.	2.450%	6/30/20	23,967	23,758
AT&T Inc.	4.600%	2/15/21	12,912	13,641
AT&T Inc.	2.800%	2/17/21	20,500	20,362
AT&T Inc.	5.000%	3/1/21	9,459	10,168
AT&T Inc.	4.450%	5/15/21	11,727	12,375
AT&T Inc.	3.875%	8/15/21	7,204	7,422
British Telecommunications plc	5.950%	1/15/18	5,625	5,859
British Telecommunications plc	2.350%	2/14/19	11,975	12,026
CBS Corp.	4.625%	5/15/18	75	78
CBS Corp.	2.300%	8/15/19	8,425	8,450
CBS Corp.	5.750%	4/15/20	910	1,003
CBS Corp.	4.300%	2/15/21	1,800	1,907
Charter Communications Operating LLC / Charter
Communications Operating Capital	3.579%	7/23/20	15,250	15,538
Comcast Corp.	5.875%	2/15/18	7,659	8,027
Comcast Corp.	5.700%	5/15/18	10,436	11,013
Comcast Corp.	5.700%	7/1/19	125	137
Comcast Corp.	5.150%	3/1/20	7,103	7,744
Crown Castle International Corp.	3.400%	2/15/21	14,898	15,084

	18

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Crown Castle International Corp.	2.250%	9/1/21	3,481	3,355
Deutsche Telekom International Finance BV	6.750%	8/20/18	8,245	8,877
Deutsche Telekom International Finance BV	6.000%	7/8/19	4,150	4,537
Discovery Communications LLC	5.625%	8/15/19	750	810
Discovery Communications LLC	5.050%	6/1/20	6,775	7,268
Discovery Communications LLC	4.375%	6/15/21	650	685
Electronic Arts Inc.	3.700%	3/1/21	5,600	5,775
Grupo Televisa SAB	6.000%	5/15/18	300	316
Historic TW Inc.	6.875%	6/15/18	820	878
Moody's Corp.	2.750%	7/15/19	7,351	7,431
Moody's Corp.	5.500%	9/1/20	452	495
NBCUniversal Media LLC	5.150%	4/30/20	16,672	18,241
NBCUniversal Media LLC	4.375%	4/1/21	14,780	15,941
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	2,487	2,487
Omnicom Group Inc.	6.250%	7/15/19	5,035	5,539
Omnicom Group Inc.	4.450%	8/15/20	8,900	9,444
Orange SA	2.750%	2/6/19	17,725	17,958
Orange SA	5.375%	7/8/19	4,025	4,335
Orange SA	1.625%	11/3/19	4,725	4,648
Orange SA	4.125%	9/14/21	7,019	7,406
Qwest Corp.	6.750%	12/1/21	7,510	8,179
RELX Capital Inc.	8.625%	1/15/19	75	84
Rogers Communications Inc.	6.800%	8/15/18	9,394	10,120
S&P Global Inc.	2.500%	8/15/18	3,600	3,628
S&P Global Inc.	3.300%	8/14/20	4,300	4,370
Scripps Networks Interactive Inc.	2.750%	11/15/19	2,925	2,965
Scripps Networks Interactive Inc.	2.800%	6/15/20	3,650	3,666
Telefonica Emisiones SAU	3.192%	4/27/18	22,600	22,907
Telefonica Emisiones SAU	5.877%	7/15/19	1,300	1,410
Telefonica Emisiones SAU	5.134%	4/27/20	9,452	10,110
Telefonica Emisiones SAU	5.462%	2/16/21	7,860	8,590
Thomson Reuters Corp.	6.500%	7/15/18	2,680	2,862
Thomson Reuters Corp.	4.700%	10/15/19	350	371
Thomson Reuters Corp.	3.950%	9/30/21	1,775	1,826
Time Warner Cable LLC	6.750%	7/1/18	23,735	25,343
Time Warner Cable LLC	8.750%	2/14/19	9,401	10,593
Time Warner Cable LLC	8.250%	4/1/19	2,655	2,985
Time Warner Cable LLC	5.000%	2/1/20	5,575	5,906
Time Warner Cable LLC	4.125%	2/15/21	5,925	6,127
Time Warner Cable LLC	4.000%	9/1/21	3,275	3,358
Time Warner Inc.	2.100%	6/1/19	5,475	5,466
Time Warner Inc.	4.875%	3/15/20	8,795	9,392
Time Warner Inc.	4.700%	1/15/21	2,560	2,740
Time Warner Inc.	4.750%	3/29/21	7,775	8,323
Verizon Communications Inc.	5.500%	2/15/18	13,996	14,592
Verizon Communications Inc.	6.100%	4/15/18	4,519	4,777
Verizon Communications Inc.	3.650%	9/14/18	40,077	41,392
Verizon Communications Inc.	2.550%	6/17/19	550	557
Verizon Communications Inc.	1.375%	8/15/19	1,250	1,230
Verizon Communications Inc.	2.625%	2/21/20	23,551	23,742
Verizon Communications Inc.	4.500%	9/15/20	22,720	24,277
Verizon Communications Inc.	3.450%	3/15/21	7,163	7,356
Verizon Communications Inc.	4.600%	4/1/21	9,415	10,090
Verizon Communications Inc.	1.750%	8/15/21	2,850	2,728
Verizon Communications Inc.	3.000%	11/1/21	12,775	12,870
Verizon Communications Inc.	3.500%	11/1/21	7,061	7,268
Viacom Inc.	2.500%	9/1/18	6,000	6,017
Viacom Inc.	2.200%	4/1/19	9,000	8,914
Viacom Inc.	5.625%	9/15/19	1,000	1,076
Viacom Inc.	3.875%	12/15/21	4,231	4,269
Vodafone Group plc	1.500%	2/19/18	7,300	7,274
Vodafone Group plc	4.625%	7/15/18	5,320	5,521
Vodafone Group plc	5.450%	6/10/19	9,681	10,407
Vodafone Group plc	4.375%	3/16/21	3,258	3,450

19

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Walt Disney Co.	1.500%	9/17/18	1,725	1,727
Walt Disney Co.	1.650%	1/8/19	2,250	2,252
Walt Disney Co.	1.850%	5/30/19	6,700	6,725
Walt Disney Co.	0.875%	7/12/19	5,750	5,629
Walt Disney Co.	2.150%	9/17/20	4,600	4,611
Walt Disney Co.	2.300%	2/12/21	6,295	6,326
Walt Disney Co.	3.750%	6/1/21	4,136	4,387
Walt Disney Co.	2.750%	8/16/21	5,800	5,887
WPP Finance 2010	4.750%	11/21/21	5,600	6,062
Consumer Cyclical (2.1%)
Advance Auto Parts Inc.	5.750%	5/1/20	1,190	1,275
Alibaba Group Holding Ltd.	2.500%	11/28/19	16,250	16,317
Alibaba Group Holding Ltd.	3.125%	11/28/21	9,850	9,852
Amazon.com Inc.	2.600%	12/5/19	9,250	9,432
Amazon.com Inc.	3.300%	12/5/21	75	78
American Honda Finance Corp.	1.500%	3/13/18	3,302	3,301
American Honda Finance Corp.	1.600%	7/13/18	6,925	6,940
American Honda Finance Corp.	2.125%	10/10/18	7,111	7,175
American Honda Finance Corp.	1.700%	2/22/19	1,450	1,444
American Honda Finance Corp.	1.200%	7/12/19	7,500	7,353
American Honda Finance Corp.	2.250%	8/15/19	11,475	11,544
American Honda Finance Corp.	2.450%	9/24/20	7,610	7,646
American Honda Finance Corp.	1.650%	7/12/21	5,705	5,488
American Honda Finance Corp.	1.700%	9/9/21	4,500	4,330
Automatic Data Processing Inc.	2.250%	9/15/20	7,425	7,453
AutoNation Inc.	6.750%	4/15/18	2,500	2,640
AutoNation Inc.	5.500%	2/1/20	1,620	1,745
AutoNation Inc.	3.350%	1/15/21	5,525	5,551
AutoZone Inc.	7.125%	8/1/18	4,175	4,516
AutoZone Inc.	1.625%	4/21/19	2,075	2,054
AutoZone Inc.	4.000%	11/15/20	275	289
AutoZone Inc.	2.500%	4/15/21	900	891
Best Buy Co. Inc.	5.500%	3/15/21	1,150	1,256
Block Financial LLC	4.125%	10/1/20	5,400	5,512
BorgWarner Inc.	4.625%	9/15/20	450	474
Carnival Corp.	3.950%	10/15/20	2,550	2,684
Costco Wholesale Corp.	1.700%	12/15/19	8,475	8,460
Costco Wholesale Corp.	1.750%	2/15/20	3,475	3,435
CVS Health Corp.	1.900%	7/20/18	19,574	19,635
CVS Health Corp.	2.250%	12/5/18	10,100	10,186
CVS Health Corp.	2.250%	8/12/19	4,480	4,505
CVS Health Corp.	2.800%	7/20/20	25,085	25,446
CVS Health Corp.	2.125%	6/1/21	12,400	12,169
Delphi Automotive plc	3.150%	11/19/20	3,400	3,447
DR Horton Inc.	3.750%	3/1/19	3,900	3,988
eBay Inc.	2.500%	3/9/18	3,750	3,783
eBay Inc.	2.200%	8/1/19	8,825	8,820
eBay Inc.	3.250%	10/15/20	500	511
eBay Inc.	2.875%	8/1/21	4,950	4,942
Expedia Inc.	7.456%	8/15/18	3,250	3,506
Expedia Inc.	5.950%	8/15/20	10,722	11,680
Ford Motor Co.	6.500%	8/1/18	1,392	1,485
Ford Motor Credit Co. LLC	2.145%	1/9/18	13,239	13,261
Ford Motor Credit Co. LLC	2.375%	1/16/18	25,734	25,836
Ford Motor Credit Co. LLC	5.000%	5/15/18	13,706	14,228
Ford Motor Credit Co. LLC	2.240%	6/15/18	7,700	7,708
Ford Motor Credit Co. LLC	2.875%	10/1/18	6,305	6,378
Ford Motor Credit Co. LLC	2.551%	10/5/18	3,153	3,170
Ford Motor Credit Co. LLC	2.375%	3/12/19	5,200	5,196
Ford Motor Credit Co. LLC	2.021%	5/3/19	6,000	5,942
Ford Motor Credit Co. LLC	1.897%	8/12/19	2,000	1,964
Ford Motor Credit Co. LLC	2.597%	11/4/19	7,300	7,289
Ford Motor Credit Co. LLC	8.125%	1/15/20	8,350	9,605

20

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	2.459%	3/27/20	7,290	7,182
Ford Motor Credit Co. LLC	3.157%	8/4/20	7,160	7,216
Ford Motor Credit Co. LLC	3.200%	1/15/21	10,200	10,210
Ford Motor Credit Co. LLC	5.750%	2/1/21	5,000	5,468
Ford Motor Credit Co. LLC	3.336%	3/18/21	15,000	15,094
Ford Motor Credit Co. LLC	5.875%	8/2/21	13,225	14,586
General Motors Co.	3.500%	10/2/18	6,100	6,215
General Motors Financial Co. Inc.	3.250%	5/15/18	4,270	4,322
General Motors Financial Co. Inc.	6.750%	6/1/18	7,525	7,978
General Motors Financial Co. Inc.	3.100%	1/15/19	16,175	16,333
General Motors Financial Co. Inc.	2.400%	5/9/19	6,700	6,656
General Motors Financial Co. Inc.	3.500%	7/10/19	10,750	10,944
General Motors Financial Co. Inc.	2.350%	10/4/19	1,000	987
General Motors Financial Co. Inc.	3.150%	1/15/20	5,730	5,753
General Motors Financial Co. Inc.	3.200%	7/13/20	19,287	19,318
General Motors Financial Co. Inc.	3.700%	11/24/20	10,220	10,382
General Motors Financial Co. Inc.	4.200%	3/1/21	9,613	9,885
General Motors Financial Co. Inc.	3.200%	7/6/21	9,975	9,839
General Motors Financial Co. Inc.	4.375%	9/25/21	13,985	14,451
Home Depot Inc.	2.250%	9/10/18	8,455	8,562
Home Depot Inc.	2.000%	6/15/19	9,855	9,939
Home Depot Inc.	3.950%	9/15/20	1,300	1,377
Home Depot Inc.	2.000%	4/1/21	9,065	8,994
Home Depot Inc.	4.400%	4/1/21	7,533	8,167
Kohl's Corp.	4.000%	11/1/21	4,525	4,740
Lowe's Cos. Inc.	1.625%	4/15/17	60	60
Lowe's Cos. Inc.	1.150%	4/15/19	3,000	2,962
Lowe's Cos. Inc.	4.625%	4/15/20	4,050	4,337
Lowe's Cos. Inc.	3.750%	4/15/21	2,025	2,136
Macy's Retail Holdings Inc.	3.450%	1/15/21	2,300	2,354
Marriott International Inc.	6.375%	6/15/17	1,310	1,339
Marriott International Inc.	3.000%	3/1/19	1,578	1,606
Marriott International Inc.	3.375%	10/15/20	3,875	3,993
Marriott International Inc.	2.875%	3/1/21	1,625	1,631
Marriott International Inc.	3.125%	10/15/21	3,725	3,761
Marriott International Inc.	6.750%	5/15/18	2,183	2,324
MasterCard Inc.	2.000%	4/1/19	4,300	4,334
Mastercard Inc.	2.000%	11/21/21	5,000	4,926
McDonald's Corp.	5.350%	3/1/18	7,444	7,757
McDonald's Corp.	2.100%	12/7/18	6,759	6,798
McDonald's Corp.	1.875%	5/29/19	3,945	3,933
McDonald's Corp.	3.500%	7/15/20	1,999	2,071
McDonald's Corp.	2.750%	12/9/20	12,762	12,888
McDonald's Corp.	3.625%	5/20/21	4,878	5,062
Nordstrom Inc.	6.250%	1/15/18	5,754	6,019
Nordstrom Inc.	4.750%	5/1/20	3,050	3,255
Nordstrom Inc.	4.000%	10/15/21	1,854	1,940
O'Reilly Automotive Inc.	4.875%	1/14/21	2,435	2,620
PACCAR Financial Corp.	1.450%	3/9/18	2,450	2,451
PACCAR Financial Corp.	1.400%	5/18/18	3,000	2,993
PACCAR Financial Corp.	1.750%	8/14/18	1,250	1,254
PACCAR Financial Corp.	1.300%	5/10/19	6,000	5,931
PACCAR Financial Corp.	1.200%	8/12/19	4,400	4,325
PACCAR Financial Corp.	2.500%	8/14/20	2,000	2,009
PACCAR Financial Corp.	2.250%	2/25/21	2,725	2,695
PACCAR Financial Corp.	1.650%	8/11/21	75	72
QVC Inc.	3.125%	4/1/19	2,300	2,326
Ralph Lauren Corp.	2.125%	9/26/18	1,700	1,714
Ralph Lauren Corp.	2.625%	8/18/20	1,900	1,916
Staples Inc.	2.750%	1/12/18	950	957
Starbucks Corp.	2.000%	12/5/18	3,250	3,279
Starbucks Corp.	2.100%	2/4/21	6,650	6,626
Target Corp.	6.000%	1/15/18	9,360	9,784

21

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Target Corp.	2.300%	6/26/19	8,204	8,322
TJX Cos. Inc.	2.750%	6/15/21	5,715	5,810
Toyota Motor Credit Corp.	1.375%	1/10/18	2,500	2,499
Toyota Motor Credit Corp.	1.450%	1/12/18	9,368	9,370
Toyota Motor Credit Corp.	1.200%	4/6/18	15,000	14,942
Toyota Motor Credit Corp.	1.550%	7/13/18	8,900	8,897
Toyota Motor Credit Corp.	2.000%	10/24/18	10,400	10,454
Toyota Motor Credit Corp.	2.100%	1/17/19	4,330	4,350
Toyota Motor Credit Corp.	1.700%	2/19/19	7,500	7,475
Toyota Motor Credit Corp.	1.400%	5/20/19	8,350	8,253
Toyota Motor Credit Corp.	2.125%	7/18/19	9,700	9,741
Toyota Motor Credit Corp.	1.550%	10/18/19	10,000	9,878
Toyota Motor Credit Corp.	2.150%	3/12/20	10,500	10,454
Toyota Motor Credit Corp.	4.500%	6/17/20	2,000	2,145
Toyota Motor Credit Corp.	4.250%	1/11/21	3,025	3,247
Toyota Motor Credit Corp.	1.900%	4/8/21	6,650	6,510
Toyota Motor Credit Corp.	2.750%	5/17/21	4,250	4,298
Toyota Motor Credit Corp.	3.400%	9/15/21	3,430	3,559
Visa Inc.	2.200%	12/14/20	22,092	22,138
Wal-Mart Stores Inc.	5.800%	2/15/18	14,127	14,817
Wal-Mart Stores Inc.	1.125%	4/11/18	3,826	3,817
Wal-Mart Stores Inc.	1.950%	12/15/18	5,063	5,103
Wal-Mart Stores Inc.	4.125%	2/1/19	2,316	2,429
Wal-Mart Stores Inc.	3.625%	7/8/20	14,787	15,544
Wal-Mart Stores Inc.	3.250%	10/25/20	10,225	10,594
Wal-Mart Stores Inc.	4.250%	4/15/21	8,875	9,586
Walgreen Co.	5.250%	1/15/19	1,227	1,296
Walgreens Boots Alliance Inc.	1.750%	5/30/18	4,400	4,402
Walgreens Boots Alliance Inc.	2.700%	11/18/19	6,615	6,702
Walgreens Boots Alliance Inc.	2.600%	6/1/21	14,965	14,827
Walgreens Boots Alliance Inc.	3.300%	11/18/21	16,764	17,063
Western Union Co.	2.875%	12/10/17	744	752
Western Union Co.	3.650%	8/22/18	3,925	4,019
Western Union Co.	5.253%	4/1/20	200	213
Wyndham Worldwide Corp.	2.500%	3/1/18	1,110	1,117
Consumer Noncyclical (4.0%)
Abbott Laboratories	5.125%	4/1/19	550	587
Abbott Laboratories	2.350%	11/22/19	20,000	19,999
Abbott Laboratories	2.000%	3/15/20	10,425	10,268
Abbott Laboratories	4.125%	5/27/20	4,825	5,065
Abbott Laboratories	2.900%	11/30/21	20,000	19,932
AbbVie Inc.	1.800%	5/14/18	22,849	22,866
AbbVie Inc.	2.000%	11/6/18	3,266	3,271
AbbVie Inc.	2.500%	5/14/20	30,256	30,251
AbbVie Inc.	2.300%	5/14/21	11,850	11,582
Actavis Funding SCS	2.350%	3/12/18	20,703	20,813
Actavis Funding SCS	2.450%	6/15/19	5,438	5,462
Actavis Funding SCS	3.000%	3/12/20	30,667	31,076
Agilent Technologies Inc.	5.000%	7/15/20	3,607	3,891
Allergan Inc.	1.350%	3/15/18	2,975	2,953
Allergan Inc.	3.375%	9/15/20	2,500	2,559
Altria Group Inc.	9.700%	11/10/18	700	795
Altria Group Inc.	9.250%	8/6/19	6,224	7,326
Altria Group Inc.	2.625%	1/14/20	15,300	15,447
Altria Group Inc.	4.750%	5/5/21	9,401	10,242
AmerisourceBergen Corp.	4.875%	11/15/19	2,105	2,255
AmerisourceBergen Corp.	3.500%	11/15/21	4,150	4,265
Amgen Inc.	6.150%	6/1/18	3,000	3,180
Amgen Inc.	2.200%	5/22/19	16,760	16,880
Amgen Inc.	2.125%	5/1/20	6,675	6,624
Amgen Inc.	3.450%	10/1/20	8,275	8,535
Amgen Inc.	4.100%	6/15/21	8,105	8,551
Amgen Inc.	1.850%	8/19/21	6,000	5,761

22

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Amgen Inc.	3.875%	11/15/21	9,325	9,758
Anheuser-Busch Cos. LLC	5.500%	1/15/18	12,466	12,919
Anheuser-Busch Cos. LLC	5.000%	3/1/19	750	797
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	8,268	8,238
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	29,550	29,603
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	18,530	18,615
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	53,486	53,682
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	19,425	21,600
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	750	847
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	19,650	21,423
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	1,855	2,003
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	2,425	2,586
Archer-Daniels-Midland Co.	5.450%	3/15/18	3,538	3,697
Archer-Daniels-Midland Co.	4.479%	3/1/21	3,354	3,626
AstraZeneca plc	1.750%	11/16/18	7,075	7,078
AstraZeneca plc	1.950%	9/18/19	5,660	5,643
AstraZeneca plc	2.375%	11/16/20	9,102	9,067
Baptist Health South Florida Obligated Group Revenue	4.590%	8/15/21	750	811
Baxalta Inc.	2.000%	6/22/18	2,300	2,301
Baxalta Inc.	2.875%	6/23/20	6,500	6,492
Baxter International Inc.	1.700%	8/15/21	3,300	3,168
Beam Suntory Inc.	1.750%	6/15/18	925	921
Becton Dickinson & Co.	1.800%	12/15/17	8,416	8,434
Becton Dickinson & Co.	2.675%	12/15/19	7,566	7,676
Becton Dickinson & Co.	3.250%	11/12/20	4,523	4,636
Becton Dickinson & Co.	3.125%	11/8/21	4,130	4,231
Bio-Rad Laboratories Inc.	4.875%	12/15/20	2,300	2,450
Biogen Inc.	6.875%	3/1/18	5,675	5,994
Biogen Inc.	2.900%	9/15/20	18,530	18,715
Boston Scientific Corp.	2.650%	10/1/18	5,700	5,744
Boston Scientific Corp.	6.000%	1/15/20	4,550	4,986
Boston Scientific Corp.	2.850%	5/15/20	5,050	5,124
Brown-Forman Corp.	1.000%	1/15/18	2,275	2,264
Bunge Ltd. Finance Corp.	8.500%	6/15/19	5,325	6,100
Bunge Ltd. Finance Corp.	3.500%	11/24/20	3,040	3,076
Cardinal Health Inc.	1.700%	3/15/18	8,650	8,640
Cardinal Health Inc.	1.950%	6/15/18	1,910	1,908
Cardinal Health Inc.	2.400%	11/15/19	75	75
Cardinal Health Inc.	4.625%	12/15/20	3,725	3,992
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,700	1,700
Celgene Corp.	2.125%	8/15/18	5,711	5,734
Celgene Corp.	2.300%	8/15/18	2,438	2,451
Celgene Corp.	2.250%	5/15/19	4,850	4,854
Celgene Corp.	2.875%	8/15/20	8,368	8,451
Celgene Corp.	3.950%	10/15/20	6,004	6,266
Church & Dwight Co. Inc.	2.450%	12/15/19	2,050	2,047
Coca-Cola Co.	1.650%	3/14/18	2,650	2,657
Coca-Cola Co.	1.150%	4/1/18	13,479	13,447
Coca-Cola Co.	1.650%	11/1/18	11,992	12,025
Coca-Cola Co.	1.375%	5/30/19	4,300	4,272
Coca-Cola Co.	1.875%	10/27/20	5,000	4,949
Coca-Cola Co.	2.450%	11/1/20	7,975	8,055
Coca-Cola Co.	3.150%	11/15/20	4,285	4,436
Coca-Cola Co.	1.550%	9/1/21	8,200	7,946
Coca-Cola Co.	3.300%	9/1/21	9,936	10,335
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,750	4,887
Coca-Cola Enterprises Inc.	4.500%	9/1/21	1,225	1,305
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	12,245	12,274
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	275	290
Colgate-Palmolive Co.	0.900%	5/1/18	3,783	3,760
Colgate-Palmolive Co.	1.500%	11/1/18	1,575	1,575
Colgate-Palmolive Co.	1.750%	3/15/19	4,175	4,184
Colgate-Palmolive Co.	2.950%	11/1/20	125	128
Colgate-Palmolive Co.	2.450%	11/15/21	2,550	2,554

23

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Constellation Brands Inc.	3.875%	11/15/19	7,000	7,263
Constellation Brands Inc.	3.750%	5/1/21	3,000	3,109
Covidien International Finance SA	4.200%	6/15/20	4,475	4,753
CR Bard Inc.	1.375%	1/15/18	3,425	3,413
CR Bard Inc.	4.400%	1/15/21	2,295	2,447
Danaher Corp.	1.650%	9/15/18	6,477	6,482
Danaher Corp.	2.400%	9/15/20	6,150	6,184
Diageo Capital plc	1.125%	4/29/18	2,500	2,482
Diageo Capital plc	4.828%	7/15/20	85	92
Dignity Health California GO	2.637%	11/1/19	1,950	1,962
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	2,694	2,869
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	3,550	3,597
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	1,900	1,885
Edwards Lifesciences Corp.	2.875%	10/15/18	4,025	4,081
Eli Lilly & Co.	1.250%	3/1/18	4,300	4,290
Eli Lilly & Co.	1.950%	3/15/19	3,175	3,190
Estee Lauder Cos. Inc.	1.700%	5/10/21	5,425	5,270
Express Scripts Holding Co.	1.250%	6/2/17	18	18
Express Scripts Holding Co.	2.250%	6/15/19	6,746	6,744
Express Scripts Holding Co.	3.300%	2/25/21	6,275	6,378
Express Scripts Holding Co.	4.750%	11/15/21	15,523	16,652
General Mills Inc.	5.650%	2/15/19	8,993	9,662
General Mills Inc.	2.200%	10/21/19	4,000	4,016
General Mills Inc.	3.150%	12/15/21	4,800	4,892
Gilead Sciences Inc.	1.850%	9/4/18	8,258	8,280
Gilead Sciences Inc.	2.050%	4/1/19	14,225	14,255
Gilead Sciences Inc.	2.350%	2/1/20	1,250	1,254
Gilead Sciences Inc.	2.550%	9/1/20	19,103	19,246
Gilead Sciences Inc.	4.500%	4/1/21	2,760	2,987
Gilead Sciences Inc.	4.400%	12/1/21	7,000	7,525
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	14,070	14,827
Hasbro Inc.	3.150%	5/15/21	2,040	2,053
Hershey Co.	1.600%	8/21/18	1,600	1,604
Hershey Co.	4.125%	12/1/20	1,450	1,548
Hillshire Brands Co.	4.100%	9/15/20	673	702
Hormel Foods Corp.	4.125%	4/15/21	875	933
Ingredion Inc.	4.625%	11/1/20	2,100	2,242
JM Smucker Co.	1.750%	3/15/18	2,175	2,175
JM Smucker Co.	2.500%	3/15/20	10,105	10,153
JM Smucker Co.	3.500%	10/15/21	100	103
Johnson & Johnson	5.150%	7/15/18	6,530	6,898
Johnson & Johnson	1.650%	12/5/18	3,475	3,493
Johnson & Johnson	1.125%	3/1/19	3,300	3,265
Johnson & Johnson	1.875%	12/5/19	6,500	6,532
Johnson & Johnson	2.950%	9/1/20	2,860	2,946
Johnson & Johnson	1.650%	3/1/21	6,080	5,966
Johnson & Johnson	3.550%	5/15/21	3,000	3,171
Johnson & Johnson	2.450%	12/5/21	1,000	1,011
Kellogg Co.	3.250%	5/21/18	5,150	5,254
Kellogg Co.	4.150%	11/15/19	1,200	1,264
Kellogg Co.	4.000%	12/15/20	5,068	5,328
Kimberly-Clark Corp.	6.250%	7/15/18	893	956
Kimberly-Clark Corp.	7.500%	11/1/18	4,280	4,730
Kimberly-Clark Corp.	1.400%	2/15/19	6,400	6,357
Kimberly-Clark Corp.	1.900%	5/22/19	4,670	4,696
Kimberly-Clark Corp.	1.850%	3/1/20	1,500	1,490
Kimberly-Clark Corp.	2.150%	8/15/20	1,500	1,497
Kimberly-Clark Corp.	3.875%	3/1/21	1,075	1,140
Koninklijke Philips NV	5.750%	3/11/18	7,030	7,364
Kraft Foods Group Inc.	6.125%	8/23/18	12,398	13,192
Kraft Foods Group Inc.	5.375%	2/10/20	3,700	4,005
Kraft Heinz Foods Co.	2.000%	7/2/18	10,165	10,167
Kraft Heinz Foods Co.	2.800%	7/2/20	10,315	10,379
Laboratory Corp. of America Holdings	2.500%	11/1/18	1,425	1,438

24

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Laboratory Corp. of America Holdings	2.625%	2/1/20	900	901
Life Technologies Corp.	6.000%	3/1/20	5,300	5,758
Life Technologies Corp.	5.000%	1/15/21	225	240
Mattel Inc.	1.700%	3/15/18	2,606	2,600
Mattel Inc.	2.350%	5/6/19	2,220	2,225
Mattel Inc.	2.350%	8/15/21	2,750	2,682
McCormick & Co. Inc.	3.900%	7/15/21	125	131
McKesson Corp.	1.400%	3/15/18	625	622
McKesson Corp.	7.500%	2/15/19	1,989	2,202
McKesson Corp.	2.284%	3/15/19	12,696	12,753
McKesson Corp.	4.750%	3/1/21	3,582	3,829
Mead Johnson Nutrition Co.	4.900%	11/1/19	1,825	1,955
Mead Johnson Nutrition Co.	3.000%	11/15/20	20,800	20,978
Medco Health Solutions Inc.	4.125%	9/15/20	4,876	5,107
Medtronic Inc.	1.500%	3/15/18	3,300	3,296
Medtronic Inc.	1.375%	4/1/18	10,640	10,615
Medtronic Inc.	5.600%	3/15/19	4,001	4,306
Medtronic Inc.	2.500%	3/15/20	30,750	31,010
Medtronic Inc.	4.125%	3/15/21	2,500	2,644
Merck & Co. Inc.	1.100%	1/31/18	13,150	13,120
Merck & Co. Inc.	1.300%	5/18/18	2,710	2,707
Merck & Co. Inc.	1.850%	2/10/20	6,045	6,028
Merck & Co. Inc.	3.875%	1/15/21	9,550	10,124
Merck Sharp & Dohme Corp.	5.000%	6/30/19	6,325	6,821
Molson Coors Brewing Co.	1.450%	7/15/19	2,250	2,215
Molson Coors Brewing Co.	2.100%	7/15/21	1,575	1,530
Mylan Inc.	2.600%	6/24/18	4,305	4,300
Mylan Inc.	2.550%	3/28/19	12,713	12,677
6 Mylan NV	2.500%	6/7/19	4,200	4,187
6 Mylan NV	3.750%	12/15/20	1,247	1,255
6 Mylan NV	3.150%	6/15/21	13,975	13,696
Newell Brands Inc.	2.050%	12/1/17	2,275	2,282
Newell Brands Inc.	6.250%	4/15/18	100	105
Newell Brands Inc.	2.150%	10/15/18	2,350	2,359
Newell Brands Inc.	2.600%	3/29/19	7,315	7,399
Newell Brands Inc.	2.875%	12/1/19	6,500	6,588
Newell Brands Inc.	3.150%	4/1/21	10,765	10,913
Novartis Capital Corp.	4.400%	4/24/20	6,760	7,237
Novartis Securities Investment Ltd.	5.125%	2/10/19	8,886	9,500
PepsiCo Inc.	1.250%	4/30/18	4,825	4,814
PepsiCo Inc.	5.000%	6/1/18	11,298	11,850
PepsiCo Inc.	2.250%	1/7/19	4,728	4,787
PepsiCo Inc.	1.350%	10/4/19	3,775	3,736
PepsiCo Inc.	4.500%	1/15/20	1,100	1,181
PepsiCo Inc.	1.850%	4/30/20	7,750	7,672
PepsiCo Inc.	2.150%	10/14/20	19,050	19,047
PepsiCo Inc.	3.125%	11/1/20	3,750	3,872
PepsiCo Inc.	3.000%	8/25/21	5,000	5,114
PepsiCo Inc.	1.700%	10/6/21	5,000	4,838
PerkinElmer Inc.	5.000%	11/15/21	3,000	3,229
Perrigo Co. plc	2.300%	11/8/18	5,550	5,553
Perrigo Finance Unlimited Co.	3.500%	3/15/21	3,400	3,429
Perrigo Finance Unlimited Co.	3.500%	12/15/21	2,075	2,085
Pfizer Inc.	1.200%	6/1/18	7,875	7,856
Pfizer Inc.	1.500%	6/15/18	1,763	1,763
Pfizer Inc.	2.100%	5/15/19	11,900	12,001
Pfizer Inc.	1.450%	6/3/19	14,400	14,305
Pfizer Inc.	1.700%	12/15/19	15,000	14,982
Pfizer Inc.	5.200%	8/12/20	500	555
Pfizer Inc.	1.950%	6/3/21	8,250	8,149
Pfizer Inc.	2.200%	12/15/21	1,000	993
Philip Morris International Inc.	1.250%	11/9/17	2,218	2,217
Philip Morris International Inc.	5.650%	5/16/18	12,975	13,673
Philip Morris International Inc.	1.875%	1/15/19	10,898	10,912

	25

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Philip Morris International Inc.	4.500%	3/26/20	4,161	4,447
Philip Morris International Inc.	1.875%	2/25/21	5,215	5,095
Philip Morris International Inc.	4.125%	5/17/21	1,920	2,050
Philip Morris International Inc.	2.900%	11/15/21	5,644	5,712
5 Procter & Gamble - Esop	9.360%	1/1/21	2,109	2,451
Procter & Gamble Co.	1.600%	11/15/18	774	777
Procter & Gamble Co.	1.900%	11/1/19	4,245	4,270
Procter & Gamble Co.	1.850%	2/2/21	1,575	1,558
Procter & Gamble Co.	1.700%	11/3/21	9,000	8,809
Quest Diagnostics Inc.	2.700%	4/1/19	2,900	2,928
Quest Diagnostics Inc.	2.500%	3/30/20	2,850	2,839
Quest Diagnostics Inc.	4.700%	4/1/21	340	363
Reynolds American Inc.	2.300%	6/12/18	7,235	7,280
Reynolds American Inc.	8.125%	6/23/19	3,425	3,908
Reynolds American Inc.	6.875%	5/1/20	1,775	2,018
Reynolds American Inc.	3.250%	6/12/20	15,855	16,247
Sanofi	1.250%	4/10/18	11,663	11,638
Sanofi	4.000%	3/29/21	14,976	15,870
Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	40,000	39,433
Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	28,750	27,670
St. Jude Medical Inc.	2.000%	9/15/18	3,300	3,305
St. Jude Medical Inc.	2.800%	9/15/20	3,300	3,304
Stryker Corp.	1.300%	4/1/18	705	702
Stryker Corp.	2.000%	3/8/19	5,900	5,897
Stryker Corp.	4.375%	1/15/20	3,985	4,211
Stryker Corp.	2.625%	3/15/21	13,300	13,326
Sysco Corp.	5.250%	2/12/18	3,200	3,321
Sysco Corp.	1.900%	4/1/19	3,000	2,989
Sysco Corp.	2.600%	10/1/20	700	703
Sysco Corp.	2.500%	7/15/21	2,975	2,944
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	5,422	5,493
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	981	988
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	6,090	5,985
Teva Pharmaceutical Finance Netherlands III BV	1.400%	7/20/18	11,300	11,197
Teva Pharmaceutical Finance Netherlands III BV	1.700%	7/19/19	11,100	10,909
Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	23,660	22,624
The Kroger Co.	2.000%	1/15/19	1,250	1,253
The Kroger Co.	2.300%	1/15/19	10,150	10,214
The Kroger Co.	1.500%	9/30/19	3,325	3,272
The Kroger Co.	6.150%	1/15/20	6,199	6,854
The Kroger Co.	3.300%	1/15/21	6,700	6,872
The Kroger Co.	2.600%	2/1/21	1,825	1,821
Thermo Fisher Scientific Inc.	1.850%	1/15/18	7,750	7,761
Thermo Fisher Scientific Inc.	2.150%	12/14/18	4,000	4,017
Thermo Fisher Scientific Inc.	2.400%	2/1/19	1,550	1,561
Thermo Fisher Scientific Inc.	4.700%	5/1/20	1,375	1,463
Thermo Fisher Scientific Inc.	4.500%	3/1/21	6,330	6,764
Thermo Fisher Scientific Inc.	3.600%	8/15/21	7,400	7,633
Tupperware Brands Corp.	4.750%	6/1/21	3,600	3,845
Tyson Foods Inc.	2.650%	8/15/19	9,145	9,216
Unilever Capital Corp.	4.800%	2/15/19	4,813	5,117
Unilever Capital Corp.	2.200%	3/6/19	4,250	4,289
Unilever Capital Corp.	2.100%	7/30/20	1,200	1,196
Unilever Capital Corp.	4.250%	2/10/21	5,562	5,968
Unilever Capital Corp.	1.375%	7/28/21	6,100	5,843
Whirlpool Corp.	2.400%	3/1/19	7,845	7,881
Whirlpool Corp.	4.850%	6/15/21	2,150	2,335
Zimmer Biomet Holdings Inc.	2.000%	4/1/18	8,900	8,912
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	1,275	1,343
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	9,368	9,355
Zoetis Inc.	1.875%	2/1/18	3,675	3,675
Zoetis Inc.	3.450%	11/13/20	3,225	3,302

	26

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy (2.2%)
Anadarko Petroleum Corp.	8.700%	3/15/19	4,465	5,063
Anadarko Petroleum Corp.	6.950%	6/15/19	4,123	4,557
Anadarko Petroleum Corp.	4.850%	3/15/21	5,740	6,138
Apache Corp.	6.900%	9/15/18	6,750	7,307
Apache Corp.	3.625%	2/1/21	4,000	4,130
Baker Hughes Inc.	7.500%	11/15/18	200	220
Baker Hughes Inc.	3.200%	8/15/21	4,855	4,965
Boardwalk Pipelines LP	5.750%	9/15/19	4,000	4,311
BP Capital Markets plc	1.674%	2/13/18	5,938	5,943
BP Capital Markets plc	1.375%	5/10/18	16,625	16,566
BP Capital Markets plc	2.241%	9/26/18	5,025	5,065
BP Capital Markets plc	4.750%	3/10/19	5,800	6,138
BP Capital Markets plc	2.237%	5/10/19	22,578	22,678
BP Capital Markets plc	2.521%	1/15/20	250	251
BP Capital Markets plc	2.315%	2/13/20	8,750	8,763
BP Capital Markets plc	4.500%	10/1/20	7,950	8,507
BP Capital Markets plc	4.742%	3/11/21	8,000	8,691
BP Capital Markets plc	2.112%	9/16/21	5,000	4,892
Buckeye Partners LP	6.050%	1/15/18	650	676
Buckeye Partners LP	2.650%	11/15/18	1,125	1,134
Buckeye Partners LP	4.875%	2/1/21	1,410	1,498
Canadian Natural Resources Ltd.	1.750%	1/15/18	3,175	3,169
Canadian Natural Resources Ltd.	5.900%	2/1/18	1,630	1,698
Chevron Corp.	1.365%	3/2/18	11,050	11,036
Chevron Corp.	1.718%	6/24/18	19,925	19,984
Chevron Corp.	1.790%	11/16/18	7,100	7,125
Chevron Corp.	4.950%	3/3/19	3,383	3,608
Chevron Corp.	1.561%	5/16/19	3,048	3,034
Chevron Corp.	2.193%	11/15/19	15,668	15,816
Chevron Corp.	1.961%	3/3/20	10,110	10,069
Chevron Corp.	2.427%	6/24/20	5,100	5,145
Chevron Corp.	2.419%	11/17/20	8,515	8,563
Chevron Corp.	2.100%	5/16/21	5,500	5,447
Columbia Pipeline Group Inc.	2.450%	6/1/18	15,500	15,582
Columbia Pipeline Group Inc.	3.300%	6/1/20	1,000	1,019
ConocoPhillips	6.650%	7/15/18	2,280	2,441
ConocoPhillips	5.750%	2/1/19	13,960	14,996
ConocoPhillips	6.000%	1/15/20	2,310	2,550
ConocoPhillips Co.	1.500%	5/15/18	9,925	9,886
ConocoPhillips Co.	2.200%	5/15/20	4,800	4,761
ConocoPhillips Co.	4.200%	3/15/21	5,036	5,343
ConocoPhillips Co.	2.875%	11/15/21	850	855
Devon Energy Corp.	4.000%	7/15/21	50	51
Dominion Gas Holdings LLC	2.500%	12/15/19	8,815	8,907
Dominion Gas Holdings LLC	2.800%	11/15/20	7,995	8,064
Enable Midstream Partners LP	2.400%	5/15/19	2,200	2,161
Enbridge Energy Partners LP	6.500%	4/15/18	7,150	7,529
Enbridge Energy Partners LP	9.875%	3/1/19	6,000	6,850
Enbridge Energy Partners LP	4.375%	10/15/20	2,150	2,244
Enbridge Energy Partners LP	4.200%	9/15/21	1,125	1,170
Encana Corp.	6.500%	5/15/19	3,385	3,642
Encana Corp.	3.900%	11/15/21	1,925	1,943
Energy Transfer Partners LP	2.500%	6/15/18	3,450	3,464
Energy Transfer Partners LP	6.700%	7/1/18	13,035	13,863
Energy Transfer Partners LP	9.000%	4/15/19	7,318	8,313
Energy Transfer Partners LP	4.150%	10/1/20	9,035	9,372
Energy Transfer Partners LP	4.650%	6/1/21	2,125	2,241
EnLink Midstream Partners LP	2.700%	4/1/19	1,050	1,049
Enterprise Products Operating LLC	6.650%	4/15/18	4,465	4,735
Enterprise Products Operating LLC	1.650%	5/7/18	10,305	10,281
Enterprise Products Operating LLC	6.500%	1/31/19	3,675	4,006
Enterprise Products Operating LLC	2.550%	10/15/19	3,725	3,767

27

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Enterprise Products Operating LLC	5.250%	1/31/20	3,500	3,788
Enterprise Products Operating LLC	5.200%	9/1/20	2,825	3,087
Enterprise Products Operating LLC	2.850%	4/15/21	10,000	10,074
5 Enterprise Products Operating LLC	7.034%	1/15/68	7,822	8,076
EOG Resources Inc.	6.875%	10/1/18	3,336	3,616
EOG Resources Inc.	5.625%	6/1/19	4,350	4,698
EOG Resources Inc.	2.450%	4/1/20	2,700	2,700
EOG Resources Inc.	4.100%	2/1/21	9,890	10,411
EQT Corp.	6.500%	4/1/18	913	961
EQT Corp.	8.125%	6/1/19	6,830	7,687
EQT Corp.	4.875%	11/15/21	975	1,041
Exxon Mobil Corp.	1.439%	3/1/18	10,700	10,709
Exxon Mobil Corp.	1.305%	3/6/18	8,295	8,290
Exxon Mobil Corp.	1.708%	3/1/19	400	400
Exxon Mobil Corp.	1.819%	3/15/19	2,790	2,798
Exxon Mobil Corp.	1.912%	3/6/20	22,660	22,589
Exxon Mobil Corp.	2.222%	3/1/21	22,245	22,260
Halliburton Co.	2.000%	8/1/18	2,050	2,055
Halliburton Co.	5.900%	9/15/18	4,675	4,979
Halliburton Co.	6.150%	9/15/19	2,075	2,283
Halliburton Co.	3.250%	11/15/21	2,806	2,860
Hess Corp.	8.125%	2/15/19	1,100	1,226
Husky Energy Inc.	7.250%	12/15/19	400	454
Kinder Morgan Energy Partners LP	5.950%	2/15/18	10,903	11,371
Kinder Morgan Energy Partners LP	2.650%	2/1/19	12,377	12,449
Kinder Morgan Energy Partners LP	6.850%	2/15/20	3,850	4,293
Kinder Morgan Energy Partners LP	6.500%	4/1/20	14,865	16,449
Kinder Morgan Energy Partners LP	3.500%	3/1/21	3,200	3,246
Kinder Morgan Energy Partners LP	5.800%	3/1/21	2,300	2,519
Kinder Morgan Inc.	7.250%	6/1/18	5,789	6,182
Kinder Morgan Inc.	3.050%	12/1/19	1,000	1,014
Kinder Morgan Inc.	6.500%	9/15/20	2,225	2,494
Magellan Midstream Partners LP	6.550%	7/15/19	810	896
Marathon Oil Corp.	5.900%	3/15/18	7,100	7,402
Marathon Oil Corp.	2.700%	6/1/20	9,900	9,776
Marathon Petroleum Corp.	2.700%	12/14/18	500	507
Marathon Petroleum Corp.	3.400%	12/15/20	2,550	2,605
Marathon Petroleum Corp.	5.125%	3/1/21	9,709	10,587
Nabors Industries Inc.	6.150%	2/15/18	7,075	7,367
Nabors Industries Inc.	9.250%	1/15/19	925	1,026
Nabors Industries Inc.	5.000%	9/15/20	2,075	2,132
National Fuel Gas Co.	8.750%	5/1/19	2,000	2,250
National Fuel Gas Co.	4.900%	12/1/21	2,025	2,142
Noble Energy Inc.	8.250%	3/1/19	6,695	7,524
Noble Energy Inc.	5.625%	5/1/21	450	467
Noble Energy Inc.	4.150%	12/15/21	3,755	3,921
Occidental Petroleum Corp.	1.500%	2/15/18	2,150	2,151
Occidental Petroleum Corp.	4.100%	2/1/21	15,134	16,081
ONEOK Partners LP	3.200%	9/15/18	1,350	1,380
ONEOK Partners LP	8.625%	3/1/19	2,400	2,706
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	800	844
Petro-Canada	6.050%	5/15/18	4,480	4,729
Phillips 66 Partners LP	2.646%	2/15/20	1,600	1,594
Pioneer Natural Resources Co.	6.875%	5/1/18	2,920	3,103
Pioneer Natural Resources Co.	7.500%	1/15/20	4,000	4,544
Pioneer Natural Resources Co.	3.450%	1/15/21	3,700	3,781
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	1,930	2,040
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	2,000	2,279
Plains All American Pipeline LP / PAA Finance Corp.	2.600%	12/15/19	3,100	3,105
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	7,110	7,727
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	4,975	5,359
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.750%	9/1/20	4,000	4,310
Repsol Oil & Gas Canada Inc.	7.750%	6/1/19	4,425	4,790

	28

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Repsol Oil & Gas Canada Inc.	3.750%	2/1/21	2,150	2,088
Shell International Finance BV	1.900%	8/10/18	3,675	3,696
Shell International Finance BV	1.625%	11/10/18	6,300	6,298
Shell International Finance BV	2.000%	11/15/18	10,000	10,059
Shell International Finance BV	1.375%	5/10/19	12,000	11,861
Shell International Finance BV	1.375%	9/12/19	14,500	14,297
Shell International Finance BV	4.300%	9/22/19	15,250	16,179
Shell International Finance BV	2.125%	5/11/20	31,847	31,729
Shell International Finance BV	2.250%	11/10/20	9,500	9,465
Shell International Finance BV	1.875%	5/10/21	8,000	7,821
Shell International Finance BV	1.750%	9/12/21	10,000	9,705
Spectra Energy Capital LLC	6.200%	4/15/18	6,350	6,653
Spectra Energy Capital LLC	8.000%	10/1/19	675	767
Spectra Energy Partners LP	2.950%	9/25/18	1,728	1,756
Spectra Energy Partners LP	4.600%	6/15/21	1,850	1,972
Suncor Energy Inc.	6.100%	6/1/18	16,572	17,493
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	8,100	8,530
Total Capital Canada Ltd.	1.450%	1/15/18	11,675	11,665
Total Capital International SA	2.125%	1/10/19	5,675	5,707
Total Capital International SA	2.100%	6/19/19	11,650	11,702
Total Capital International SA	2.750%	6/19/21	1,775	1,793
Total Capital SA	2.125%	8/10/18	7,271	7,320
Total Capital SA	4.450%	6/24/20	8,050	8,632
Total Capital SA	4.125%	1/28/21	2,975	3,164
Total Capital SA	4.250%	12/15/21	6,885	7,412
TransCanada PipeLines Ltd.	1.875%	1/12/18	6,850	6,867
TransCanada PipeLines Ltd.	6.500%	8/15/18	5,500	5,887
TransCanada PipeLines Ltd.	3.125%	1/15/19	5,500	5,626
TransCanada PipeLines Ltd.	7.125%	1/15/19	2,575	2,825
Valero Energy Corp.	9.375%	3/15/19	3,100	3,569
Valero Energy Corp.	6.125%	2/1/20	2,418	2,669
Western Gas Partners LP	2.600%	8/15/18	4,500	4,513
Western Gas Partners LP	5.375%	6/1/21	4,800	5,160
Williams Partners LP	5.250%	3/15/20	18,201	19,473
Williams Partners LP	4.125%	11/15/20	2,000	2,078
Williams Partners LP	4.000%	11/15/21	7,156	7,340
XTO Energy Inc.	5.500%	6/15/18	2,910	3,073
Other Industrial (0.0%)
Yale University Connecticut GO	2.086%	4/15/19	3,550	3,576

Technology (2.1%)
Adobe Systems Inc.	4.750%	2/1/20	2,900	3,109
Alphabet Inc.	3.625%	5/19/21	5,592	5,929
Altera Corp.	2.500%	11/15/18	15,555	15,907
Amphenol Corp.	2.550%	1/30/19	8,435	8,533
Analog Devices Inc.	2.500%	12/5/21	3,000	2,972
Apple Inc.	1.300%	2/23/18	6,300	6,304
Apple Inc.	1.000%	5/3/18	10,000	9,952
Apple Inc.	1.700%	2/22/19	4,000	4,006
Apple Inc.	2.100%	5/6/19	14,381	14,518
Apple Inc.	1.100%	8/2/19	14,250	14,014
Apple Inc.	1.550%	2/7/20	19,075	18,856
Apple Inc.	2.000%	5/6/20	24,045	24,042
Apple Inc.	2.250%	2/23/21	20,325	20,281
Apple Inc.	2.850%	5/6/21	14,717	14,997
Apple Inc.	1.550%	8/4/21	13,400	12,929
Applied Materials Inc.	2.625%	10/1/20	5,700	5,751
Applied Materials Inc.	4.300%	6/15/21	3,450	3,706
Arrow Electronics Inc.	3.000%	3/1/18	2,000	2,020
Arrow Electronics Inc.	6.000%	4/1/20	1,299	1,407
Arrow Electronics Inc.	5.125%	3/1/21	1,125	1,196
Autodesk Inc.	3.125%	6/15/20	1,975	1,990
Avnet Inc.	3.750%	12/1/21	3,000	3,023

29

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Baidu Inc.	3.250%	8/6/18	5,955	6,040
Baidu Inc.	2.750%	6/9/19	7,300	7,368
Baidu Inc.	3.000%	6/30/20	4,600	4,606
CA Inc.	5.375%	12/1/19	825	891
CA Inc.	3.600%	8/1/20	4,325	4,428
Cisco Systems Inc.	1.400%	2/28/18	7,400	7,401
Cisco Systems Inc.	1.650%	6/15/18	9,150	9,177
Cisco Systems Inc.	4.950%	2/15/19	11,876	12,672
Cisco Systems Inc.	1.600%	2/28/19	4,800	4,792
Cisco Systems Inc.	2.125%	3/1/19	19,005	19,162
Cisco Systems Inc.	1.400%	9/20/19	1,300	1,286
Cisco Systems Inc.	4.450%	1/15/20	11,544	12,369
Cisco Systems Inc.	2.450%	6/15/20	24,619	24,925
Cisco Systems Inc.	2.200%	2/28/21	14,580	14,543
Cisco Systems Inc.	2.900%	3/4/21	2,450	2,503
Cisco Systems Inc.	1.850%	9/20/21	10,380	10,125
Corning Inc.	6.625%	5/15/19	5,000	5,513
Corning Inc.	4.250%	8/15/20	832	880
6 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	3.480%	6/1/19	29,825	30,459
6 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	4.420%	6/15/21	41,520	42,950
Fidelity National Information Services Inc.	2.000%	4/15/18	1,882	1,887
Fidelity National Information Services Inc.	2.850%	10/15/18	5,775	5,875
Fidelity National Information Services Inc.	3.625%	10/15/20	14,443	14,943
Fidelity National Information Services Inc.	2.250%	8/15/21	11,500	11,197
Fiserv Inc.	2.700%	6/1/20	3,175	3,174
Fiserv Inc.	4.625%	10/1/20	3,023	3,224
Flex Ltd.	4.625%	2/15/20	3,400	3,536
Hewlett Packard Enterprise Co.	2.850%	10/5/18	19,325	19,478
Hewlett Packard Enterprise Co.	3.600%	10/15/20	29,850	30,330
HP Inc.	3.750%	12/1/20	400	414
HP Inc.	4.375%	9/15/21	21,300	22,397
HP Inc.	4.650%	12/9/21	9,783	10,409
Intel Corp.	2.450%	7/29/20	3,350	3,393
Intel Corp.	3.300%	10/1/21	2,250	2,335
International Business Machines Corp.	1.125%	2/6/18	4,625	4,614
International Business Machines Corp.	1.250%	2/8/18	9,725	9,702
International Business Machines Corp.	7.625%	10/15/18	7,045	7,759
International Business Machines Corp.	1.950%	2/12/19	13,675	13,742
International Business Machines Corp.	1.875%	5/15/19	100	100
International Business Machines Corp.	1.800%	5/17/19	21,360	21,379
International Business Machines Corp.	1.625%	5/15/20	1,946	1,914
International Business Machines Corp.	2.250%	2/19/21	7,000	6,966
International Business Machines Corp.	2.900%	11/1/21	175	178
Jabil Circuit Inc.	8.250%	3/15/18	1,350	1,444
Jabil Circuit Inc.	5.625%	12/15/20	2,613	2,796
Juniper Networks Inc.	3.125%	2/26/19	2,800	2,848
Juniper Networks Inc.	3.300%	6/15/20	1,550	1,571
Juniper Networks Inc.	4.600%	3/15/21	1,575	1,681
Keysight Technologies Inc.	3.300%	10/30/19	3,200	3,249
KLA-Tencor Corp.	3.375%	11/1/19	1,675	1,710
KLA-Tencor Corp.	4.125%	11/1/21	1,325	1,380
Lam Research Corp.	2.750%	3/15/20	3,610	3,609
Lam Research Corp.	2.800%	6/15/21	5,350	5,305
Maxim Integrated Products Inc.	2.500%	11/15/18	3,003	3,026
Microsoft Corp.	1.000%	5/1/18	375	374
Microsoft Corp.	1.300%	11/3/18	14,113	14,081
Microsoft Corp.	1.625%	12/6/18	16	16
Microsoft Corp.	4.200%	6/1/19	8,325	8,831
Microsoft Corp.	1.100%	8/8/19	29,550	29,168
Microsoft Corp.	1.850%	2/12/20	10,300	10,292
Microsoft Corp.	3.000%	10/1/20	1,050	1,084
Microsoft Corp.	2.000%	11/3/20	19,990	20,009
Microsoft Corp.	4.000%	2/8/21	200	214
Microsoft Corp.	1.550%	8/8/21	25,400	24,581

	30

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Semiconductor Corp.	6.600%	6/15/17	3,325	3,407
NetApp Inc.	3.375%	6/15/21	1,975	1,998
NVIDIA Corp.	2.200%	9/16/21	6,815	6,638
Oracle Corp.	5.750%	4/15/18	6,580	6,948
Oracle Corp.	2.375%	1/15/19	9,956	10,087
Oracle Corp.	5.000%	7/8/19	14,450	15,564
Oracle Corp.	2.250%	10/8/19	19,975	20,172
Oracle Corp.	3.875%	7/15/20	9,125	9,659
Oracle Corp.	2.800%	7/8/21	1,265	1,296
Oracle Corp.	1.900%	9/15/21	32,319	31,570
Pitney Bowes Inc.	5.600%	3/15/18	1,825	1,891
Pitney Bowes Inc.	6.250%	3/15/19	4,549	4,882
Pitney Bowes Inc.	3.375%	10/1/21	3,650	3,532
QUALCOMM Inc.	1.400%	5/18/18	10,500	10,475
QUALCOMM Inc.	2.250%	5/20/20	10,572	10,557
Seagate HDD Cayman	3.750%	11/15/18	5,667	5,794
Symantec Corp.	4.200%	9/15/20	2,705	2,772
Texas Instruments Inc.	1.650%	8/3/19	3,695	3,686
Texas Instruments Inc.	1.750%	5/1/20	100	99
Total System Services Inc.	2.375%	6/1/18	3,773	3,789
Total System Services Inc.	3.800%	4/1/21	12,525	12,924
Tyco Electronics Group SA	2.350%	8/1/19	3,450	3,461
Tyco Electronics Group SA	4.875%	1/15/21	5,677	6,133
Verisk Analytics Inc.	5.800%	5/1/21	513	568
Xerox Corp.	6.350%	5/15/18	1,029	1,085
Xerox Corp.	2.750%	3/15/19	11,000	11,004
Xerox Corp.	5.625%	12/15/19	4,075	4,382
Xerox Corp.	2.800%	5/15/20	2,725	2,680
Xerox Corp.	4.500%	5/15/21	2,600	2,703
Xilinx Inc.	2.125%	3/15/19	4,975	4,967
Xilinx Inc.	3.000%	3/15/21	1,570	1,584
Transportation (0.3%)
Burlington Northern Santa Fe LLC	5.650%	5/1/17	1,025	1,039
Burlington Northern Santa Fe LLC	5.750%	3/15/18	6,271	6,587
Burlington Northern Santa Fe LLC	4.700%	10/1/19	1,850	1,989
Burlington Northern Santa Fe LLC	3.600%	9/1/20	175	182
Burlington Northern Santa Fe LLC	3.450%	9/15/21	4,500	4,697
Canadian National Railway Co.	5.550%	5/15/18	510	536
Canadian National Railway Co.	5.550%	3/1/19	625	674
Canadian National Railway Co.	2.850%	12/15/21	2,710	2,751
Canadian Pacific Railway Co.	6.500%	5/15/18	494	524
Canadian Pacific Railway Co.	7.250%	5/15/19	6,780	7,576
Canadian Pacific Railway Co.	9.450%	8/1/21	2,700	3,385
5 Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	2,334	2,608
5 Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	1,611	1,700
CSX Corp.	3.700%	10/30/20	200	208
CSX Corp.	4.250%	6/1/21	1,275	1,359
5 Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	1,725	1,915
5 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,217	1,274
5 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	940	991
FedEx Corp.	8.000%	1/15/19	1,940	2,168
FedEx Corp.	2.300%	2/1/20	200	200
JB Hunt Transport Services Inc.	2.400%	3/15/19	2,400	2,408
Kansas City Southern	2.350%	5/15/20	2,150	2,122
Norfolk Southern Corp.	5.750%	4/1/18	3,278	3,441
Norfolk Southern Corp.	5.900%	6/15/19	2,625	2,864
Norfolk Southern Corp.	3.250%	12/1/21	2,068	2,128
5 Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	949	1,055
Ryder System Inc.	2.500%	3/1/18	3,975	4,006
Ryder System Inc.	2.450%	11/15/18	7,925	7,986
Ryder System Inc.	2.350%	2/26/19	4,135	4,149

	31

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ryder System Inc.	2.550%	6/1/19	350	353
Ryder System Inc.	2.450%	9/3/19	2,775	2,785
Ryder System Inc.	2.500%	5/11/20	3,800	3,780
Ryder System Inc.	2.875%	9/1/20	1,800	1,809
Ryder System Inc.	2.250%	9/1/21	1,500	1,461
Southwest Airlines Co.	2.750%	11/6/19	4,600	4,680
Southwest Airlines Co.	2.650%	11/5/20	1,670	1,672
Union Pacific Corp.	5.700%	8/15/18	2,650	2,823
Union Pacific Corp.	2.250%	2/15/19	3,452	3,480
Union Pacific Corp.	1.800%	2/1/20	4,700	4,663
Union Pacific Corp.	2.250%	6/19/20	6,650	6,669
Union Pacific Corp.	4.000%	2/1/21	2,700	2,855
United Parcel Service Inc.	5.500%	1/15/18	8,610	8,973
United Parcel Service Inc.	5.125%	4/1/19	12,411	13,317
United Parcel Service Inc.	3.125%	1/15/21	5,482	5,658
				6,712,090
Utilities (1.4%)
Electric (1.3%)
Ameren Corp.	2.700%	11/15/20	6,750	6,783
American Electric Power Co. Inc.	1.650%	12/15/17	6,274	6,275
Appalachian Power Co.	4.600%	3/30/21	4,092	4,404
Arizona Public Service Co.	8.750%	3/1/19	2,535	2,881
Arizona Public Service Co.	2.200%	1/15/20	4,847	4,853
Atlantic City Electric Co.	7.750%	11/15/18	1,550	1,716
Baltimore Gas & Electric Co.	3.500%	11/15/21	2,150	2,230
Berkshire Hathaway Energy Co.	5.750%	4/1/18	5,025	5,279
Berkshire Hathaway Energy Co.	2.000%	11/15/18	1,825	1,833
Berkshire Hathaway Energy Co.	2.400%	2/1/20	3,650	3,658
Black Hills Corp.	2.500%	1/11/19	1,650	1,656
CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	2,000	1,953
Cleveland Electric Illuminating Co.	5.700%	4/1/17	519	524
Cleveland Electric Illuminating Co.	8.875%	11/15/18	900	1,012
CMS Energy Corp.	8.750%	6/15/19	5,425	6,266
CMS Energy Corp.	6.250%	2/1/20	1,000	1,108
Commonwealth Edison Co.	5.800%	3/15/18	832	874
Commonwealth Edison Co.	2.150%	1/15/19	4,375	4,391
Commonwealth Edison Co.	4.000%	8/1/20	3,651	3,847
Commonwealth Edison Co.	3.400%	9/1/21	3,000	3,111
Connecticut Light & Power Co.	5.650%	5/1/18	780	822
Connecticut Light & Power Co.	5.500%	2/1/19	100	107
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	6,345	6,678
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	2,100	2,312
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	3,550	3,915
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	425	455
Consolidated Edison Inc.	2.000%	5/15/21	3,175	3,100
Constellation Energy Group Inc.	5.150%	12/1/20	3,035	3,279
Consumers Energy Co.	5.650%	9/15/18	2,625	2,796
Consumers Energy Co.	6.125%	3/15/19	6,050	6,597
Consumers Energy Co.	6.700%	9/15/19	400	450
Dominion Resources Inc.	6.400%	6/15/18	2,014	2,137
Dominion Resources Inc.	2.962%	7/1/19	6,200	6,274
Dominion Resources Inc.	1.600%	8/15/19	1,000	984
Dominion Resources Inc.	5.200%	8/15/19	1,650	1,774
Dominion Resources Inc.	2.500%	12/1/19	5,200	5,254
Dominion Resources Inc.	4.450%	3/15/21	6,539	6,983
Dominion Resources Inc.	2.000%	8/15/21	300	291
DTE Electric Co.	5.600%	6/15/18	35	37
DTE Electric Co.	3.450%	10/1/20	1,855	1,933
DTE Electric Co.	3.900%	6/1/21	1,050	1,111
DTE Energy Co.	1.500%	10/1/19	4,100	4,030
DTE Energy Co.	2.400%	12/1/19	3,150	3,164
Duke Energy Carolinas LLC	5.250%	1/15/18	600	623
Duke Energy Carolinas LLC	5.100%	4/15/18	6,702	7,004

	32

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Carolinas LLC	7.000%	11/15/18	840	920
Duke Energy Carolinas LLC	4.300%	6/15/20	2,800	2,992
Duke Energy Carolinas LLC	3.900%	6/15/21	2,600	2,758
Duke Energy Corp.	2.100%	6/15/18	4,850	4,870
Duke Energy Corp.	6.250%	6/15/18	695	739
Duke Energy Corp.	5.050%	9/15/19	3,250	3,502
Duke Energy Corp.	1.800%	9/1/21	1,000	962
Duke Energy Corp.	3.550%	9/15/21	2,000	2,069
Duke Energy Florida LLC	5.650%	6/15/18	5,150	5,445
Duke Energy Florida LLC	4.550%	4/1/20	200	214
Duke Energy Florida LLC	3.100%	8/15/21	2,000	2,050
Duke Energy Indiana LLC	3.750%	7/15/20	3,874	4,063
Duke Energy Ohio Inc.	5.450%	4/1/19	3,243	3,489
Duke Energy Progress LLC	5.300%	1/15/19	4,475	4,782
Duke Energy Progress LLC	3.000%	9/15/21	2,250	2,307
6 Emera US Finance LP	2.150%	6/15/19	2,600	2,597
6 Emera US Finance LP	2.700%	6/15/21	6,220	6,165
Entergy Corp.	5.125%	9/15/20	5,725	6,169
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	7,000	7,388
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	500	521
Entergy Texas Inc.	7.125%	2/1/19	4,435	4,876
Eversource Energy	1.450%	5/1/18	5,815	5,798
Eversource Energy	4.500%	11/15/19	2,425	2,573
Eversource Energy	2.500%	3/15/21	2,300	2,282
Exelon Corp.	2.850%	6/15/20	5,570	5,630
Exelon Corp.	2.450%	4/15/21	4,150	4,098
Exelon Generation Co. LLC	5.200%	10/1/19	2,150	2,303
Exelon Generation Co. LLC	2.950%	1/15/20	10,770	10,897
Exelon Generation Co. LLC	4.000%	10/1/20	625	649
6 Fortis Inc.	2.100%	10/4/21	3,758	3,624
Georgia Power Co.	5.400%	6/1/18	4,260	4,483
Georgia Power Co.	1.950%	12/1/18	10,125	10,173
Georgia Power Co.	2.400%	4/1/21	6,200	6,162
Great Plains Energy Inc.	4.850%	6/1/21	4,700	5,011
Indiana Michigan Power Co.	7.000%	3/15/19	4,796	5,284
Integrys Holding Inc.	4.170%	11/1/20	600	633
Jersey Central Power & Light Co.	7.350%	2/1/19	75	82
Kansas City Power & Light Co.	7.150%	4/1/19	5,200	5,763
LG&E & KU Energy LLC	3.750%	11/15/20	6,470	6,726
LG&E & KU Energy LLC	4.375%	10/1/21	25	27
Metropolitan Edison Co.	7.700%	1/15/19	2,423	2,665
MidAmerican Energy Co.	5.300%	3/15/18	150	157
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	10,535	10,985
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	225	259
National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	6,800	6,851
National Rural Utilities Cooperative Finance Corp.	1.650%	2/8/19	750	748
National Rural Utilities Cooperative Finance Corp.	1.500%	11/1/19	1,250	1,237
National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	600	604
National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	7,524	7,465
National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	3,435	3,407
Nevada Power Co.	6.500%	5/15/18	4,225	4,507
Nevada Power Co.	6.500%	8/1/18	6,794	7,306
Nevada Power Co.	7.125%	3/15/19	2,745	3,051
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	2,850	3,081
NextEra Energy Capital Holdings Inc.	2.300%	4/1/19	2,500	2,518
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	3,280	3,297
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	3,000	3,040
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	3,525	3,770
Northern States Power Co.	5.250%	3/1/18	2,587	2,703
Northern States Power Co.	2.200%	8/15/20	2,300	2,302
NorthWestern Corp.	6.340%	4/1/19	2,000	2,172
NSTAR Electric Co.	5.625%	11/15/17	3,025	3,123
Ohio Power Co.	6.050%	5/1/18	2,990	3,151
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	1,215	1,313

	33

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	4,635	4,642
Pacific Gas & Electric Co.	8.250%	10/15/18	2,625	2,914
Pacific Gas & Electric Co.	3.500%	10/1/20	6,910	7,167
Pacific Gas & Electric Co.	4.250%	5/15/21	2,940	3,128
Pacific Gas & Electric Co.	3.250%	9/15/21	2,525	2,594
PacifiCorp	5.650%	7/15/18	6,053	6,433
PacifiCorp	5.500%	1/15/19	5,765	6,179
PacifiCorp	3.850%	6/15/21	2,710	2,871
PECO Energy Co.	5.350%	3/1/18	3,787	3,950
PECO Energy Co.	1.700%	9/15/21	1,000	970
Pennsylvania Electric Co.	5.200%	4/1/20	1,550	1,659
PG&E Corp.	2.400%	3/1/19	6,275	6,301
Portland General Electric Co.	6.100%	4/15/19	2,855	3,116
PPL Capital Funding Inc.	1.900%	6/1/18	10,495	10,491
Progress Energy Inc.	7.050%	3/15/19	2,900	3,205
Progress Energy Inc.	4.875%	12/1/19	2,736	2,937
Progress Energy Inc.	4.400%	1/15/21	4,472	4,740
PSEG Power LLC	5.125%	4/15/20	4,037	4,326
PSEG Power LLC	3.000%	6/15/21	2,000	2,006
Public Service Co. of Colorado	5.125%	6/1/19	2,925	3,151
Public Service Co. of Colorado	3.200%	11/15/20	1,800	1,858
Public Service Co. of New Mexico	7.950%	5/15/18	3,506	3,790
Public Service Co. of Oklahoma	5.150%	12/1/19	1,725	1,854
Public Service Co. of Oklahoma	4.400%	2/1/21	796	850
Public Service Electric & Gas Co.	2.300%	9/15/18	11,725	11,865
Public Service Electric & Gas Co.	2.000%	8/15/19	3,000	3,017
Public Service Electric & Gas Co.	3.500%	8/15/20	1,375	1,427
Public Service Electric & Gas Co.	1.900%	3/15/21	2,100	2,061
Public Service Enterprise Group Inc.	1.600%	11/15/19	1,800	1,774
Puget Energy Inc.	6.500%	12/15/20	4,100	4,620
San Diego Gas & Electric Co.	3.000%	8/15/21	2,597	2,670
SCANA Corp.	4.750%	5/15/21	3,900	4,076
South Carolina Electric & Gas Co.	5.250%	11/1/18	5,433	5,775
South Carolina Electric & Gas Co.	6.500%	11/1/18	813	881
Southern California Edison Co.	5.500%	8/15/18	5,565	5,913
Southern California Edison Co.	3.875%	6/1/21	3,500	3,702
Southern Co.	1.550%	7/1/18	3,775	3,771
Southern Co.	2.450%	9/1/18	300	303
Southern Co.	1.850%	7/1/19	5,700	5,676
Southern Co.	2.150%	9/1/19	2,675	2,671
Southern Co.	2.750%	6/15/20	4,850	4,882
Southern Co.	2.350%	7/1/21	6,225	6,107
Southern Power Co.	1.500%	6/1/18	2,400	2,389
Southern Power Co.	1.950%	12/15/19	6,100	6,039
Southern Power Co.	2.375%	6/1/20	2,000	1,986
Southern Power Co.	2.500%	12/15/21	3,500	3,430
Southwestern Electric Power Co.	5.875%	3/1/18	250	262
Southwestern Electric Power Co.	6.450%	1/15/19	3,772	4,094
Tampa Electric Co.	6.100%	5/15/18	2,845	3,014
Tampa Electric Co.	5.400%	5/15/21	1,900	2,083
TECO Finance Inc.	5.150%	3/15/20	5,100	5,421
TransAlta Corp.	6.900%	5/15/18	2,350	2,449
Tucson Electric Power Co.	5.150%	11/15/21	225	245
Union Electric Co.	6.700%	2/1/19	2,025	2,218
Virginia Electric & Power Co.	1.200%	1/15/18	6,330	6,304
Virginia Electric & Power Co.	5.400%	4/30/18	2,129	2,233
WEC Energy Group Inc.	1.650%	6/15/18	1,950	1,948
WEC Energy Group Inc.	2.450%	6/15/20	2,000	2,001
Wisconsin Electric Power Co.	1.700%	6/15/18	500	501
Wisconsin Electric Power Co.	4.250%	12/15/19	350	372
Wisconsin Electric Power Co.	2.950%	9/15/21	75	77
Wisconsin Power & Light Co.	5.000%	7/15/19	2,260	2,416
Wisconsin Public Service Corp.	1.650%	12/4/18	6,600	6,592
Xcel Energy Inc.	4.700%	5/15/20	5,335	5,669

34

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Xcel Energy Inc.	2.400%	3/15/21	5,300	5,268
Natural Gas (0.1%)
Atmos Energy Corp.	6.350%	6/15/17	45	46
British Transco Finance Inc.	6.625%	6/1/18	450	477
CenterPoint Energy Resources Corp.	6.000%	5/15/18	5,310	5,570
CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,200	3,364
NiSource Finance Corp.	6.400%	3/15/18	7,840	8,256
NiSource Finance Corp.	6.800%	1/15/19	2,127	2,321
NiSource Finance Corp.	5.450%	9/15/20	200	218
ONE Gas Inc.	2.070%	2/1/19	5,851	5,864
Sempra Energy	6.150%	6/15/18	6,105	6,468
Sempra Energy	9.800%	2/15/19	3,595	4,164
Sempra Energy	1.625%	10/7/19	6,775	6,687
Sempra Energy	2.400%	3/15/20	3,118	3,112
Sempra Energy	2.850%	11/15/20	3,350	3,374
Southern Co. Gas Capital Corp.	5.250%	8/15/19	225	241
Southern Co. Gas Capital Corp.	3.500%	9/15/21	2,125	2,183
Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	206	214

				649,445

Total Corporate Bonds (Cost $12,613,806)				12,591,426

Sovereign Bonds (7.7%)
African Development Bank	0.875%	3/15/18	32,520	32,367
African Development Bank	1.625%	10/2/18	10,150	10,180
African Development Bank	1.000%	11/2/18	3,900	3,868
African Development Bank	1.375%	12/17/18	2,000	1,996
African Development Bank	1.125%	3/4/19	5,175	5,126
African Development Bank	1.375%	2/12/20	3,650	3,608
African Development Bank	1.250%	7/26/21	12,150	11,662
African Development Bank	2.375%	9/23/21	8,000	8,059
Agricultural Bank Of China	2.000%	5/21/18	2,250	2,246
Agricultural Bank Of China	2.750%	5/21/20	2,100	2,097
Asian Development Bank	5.250%	6/12/17	3,300	3,358
Asian Development Bank	0.750%	7/28/17	24,070	24,014
Asian Development Bank	0.875%	4/26/18	18,000	17,916
Asian Development Bank	1.125%	6/5/18	22,000	21,853
Asian Development Bank	5.593%	7/16/18	6,380	6,757
Asian Development Bank	1.750%	9/11/18	9,550	9,615
Asian Development Bank	1.500%	9/28/18	650	652
Asian Development Bank	0.875%	10/5/18	500	496
Asian Development Bank	1.875%	10/23/18	4,260	4,294
Asian Development Bank	1.375%	1/15/19	17,500	17,466
Asian Development Bank	1.750%	3/21/19	13,200	13,274
Asian Development Bank	1.875%	4/12/19	4,400	4,435
Asian Development Bank	1.000%	8/16/19	150	148
Asian Development Bank	1.500%	1/22/20	16,050	15,964
Asian Development Bank	1.375%	3/23/20	4,000	3,953
Asian Development Bank	1.625%	8/26/20	12,170	12,091
Asian Development Bank	1.625%	3/16/21	21,850	21,495
Asian Development Bank	2.125%	11/24/21	7,300	7,291
6 Bank of England	1.250%	3/14/19	5,500	5,454
Canada	1.125%	3/19/18	29,500	29,426
Canada	1.625%	2/27/19	14,470	14,501
CNOOC Finance 2013 Ltd.	1.750%	5/9/18	11,475	11,393
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	3,625	3,610
Corp. Andina de Fomento	5.750%	1/12/17	1,415	1,416
Corp. Andina de Fomento	1.500%	8/8/17	15,500	15,483
Corp. Andina de Fomento	2.000%	5/10/19	5,000	4,971
Corp. Andina de Fomento	8.125%	6/4/19	4,705	5,326
Corp. Andina de Fomento	2.125%	9/27/21	2,200	2,129
Council Of Europe Development Bank	1.000%	3/7/18	6,075	6,047

	35

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Council Of Europe Development Bank	1.125%	5/31/18	6,925	6,893
Council Of Europe Development Bank	1.000%	2/4/19	150	148
Council Of Europe Development Bank	1.750%	11/14/19	2,020	2,022
Council Of Europe Development Bank	1.625%	3/10/20	10,255	10,187
Council Of Europe Development Bank	1.625%	3/16/21	5,600	5,480
Ecopetrol SA	4.250%	9/18/18	4,400	4,515
Ecopetrol SA	7.625%	7/23/19	10,050	11,272
European Bank for Reconstruction & Development	1.000%	6/15/18	8,100	8,063
European Bank for Reconstruction & Development	1.000%	9/17/18	18,850	18,742
European Bank for Reconstruction & Development	1.625%	11/15/18	9,625	9,666
European Bank for Reconstruction & Development	1.750%	6/14/19	6,175	6,194
European Bank for Reconstruction & Development	0.875%	7/22/19	17,800	17,478
European Bank for Reconstruction & Development	1.750%	11/26/19	4,250	4,258
European Bank for Reconstruction & Development	1.500%	3/16/20	7,650	7,591
European Bank for Reconstruction & Development	1.500%	11/2/21	9,750	9,456
European Investment Bank	1.000%	8/17/17	30,950	30,917
European Investment Bank	1.000%	3/15/18	20,170	20,100
European Investment Bank	1.250%	5/15/18	16,875	16,861
European Investment Bank	1.000%	6/15/18	29,050	28,917
European Investment Bank	1.125%	8/15/18	20,225	20,053
European Investment Bank	1.625%	12/18/18	13,500	13,540
European Investment Bank	1.875%	3/15/19	43,370	43,671
European Investment Bank	1.250%	5/15/19	15,675	15,548
European Investment Bank	1.750%	6/17/19	47,900	48,047
European Investment Bank	1.125%	8/15/19	54,500	53,714
European Investment Bank	1.250%	12/16/19	24,000	23,628
European Investment Bank	1.625%	3/16/20	12,150	12,069
European Investment Bank	1.375%	6/15/20	33,200	32,610
European Investment Bank	2.875%	9/15/20	2,500	2,581
European Investment Bank	1.625%	12/15/20	13,115	12,914
European Investment Bank	4.000%	2/16/21	13,270	14,247
European Investment Bank	2.000%	3/15/21	33,400	33,225
European Investment Bank	2.500%	4/15/21	25,925	26,282
European Investment Bank	1.625%	6/15/21	37,000	36,118
European Investment Bank	1.375%	9/15/21	16,125	15,520
European Investment Bank	2.125%	10/15/21	22,150	22,014
Export Development Canada	1.000%	6/15/18	10,075	10,028
Export Development Canada	1.500%	10/3/18	3,800	3,803
Export Development Canada	1.000%	11/1/18	6,000	5,961
Export Development Canada	1.250%	2/4/19	5,200	5,185
7 Export Development Canada	1.750%	8/19/19	6,800	6,822
7 Export Development Canada	1.625%	12/3/19	12,200	12,204
Export Development Canada	1.500%	5/26/21	17,500	17,061
Export Development Canada	1.375%	10/21/21	14,500	14,003
Export-Import Bank of Korea	1.750%	2/27/18	3,250	3,247
Export-Import Bank of Korea	2.875%	9/17/18	9,900	10,065
Export-Import Bank of Korea	1.750%	5/26/19	1,500	1,492
Export-Import Bank of Korea	2.375%	8/12/19	1,900	1,913
Export-Import Bank of Korea	1.500%	10/21/19	6,400	6,291
Export-Import Bank of Korea	2.250%	1/21/20	750	743
Export-Import Bank of Korea	5.125%	6/29/20	6,400	6,932
Export-Import Bank of Korea	2.625%	12/30/20	5,700	5,690
Export-Import Bank of Korea	4.000%	1/29/21	12,484	13,085
Export-Import Bank of Korea	2.125%	2/11/21	4,800	4,686
Export-Import Bank of Korea	2.500%	5/10/21	3,000	2,968
Export-Import Bank of Korea	4.375%	9/15/21	8,800	9,413
Export-Import Bank of Korea	1.875%	10/21/21	8,000	7,677
FMS Wertmanagement AoeR	1.250%	7/30/18	9,700	9,637
FMS Wertmanagement AoeR	1.625%	11/20/18	15,200	15,246
FMS Wertmanagement AoeR	1.000%	8/16/19	22,000	21,629
FMS Wertmanagement AoeR	1.750%	3/17/20	8,500	8,487
Hydro-Quebec	9.400%	2/1/21	2,025	2,533
Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	8,900	8,910
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	6,500	6,650

	36

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	5,000	4,917
Inter-American Development Bank	1.125%	3/15/17	20,985	20,985
Inter-American Development Bank	1.250%	1/16/18	1,000	1,000
Inter-American Development Bank	0.875%	3/15/18	13,625	13,561
Inter-American Development Bank	1.750%	8/24/18	17,425	17,542
Inter-American Development Bank	1.125%	8/28/18	9,025	8,995
Inter-American Development Bank	4.250%	9/10/18	2,200	2,306
Inter-American Development Bank	1.000%	5/13/19	15,300	15,098
Inter-American Development Bank	1.125%	9/12/19	8,200	8,094
Inter-American Development Bank	3.875%	9/17/19	10,500	11,111
Inter-American Development Bank	1.750%	10/15/19	18,250	18,288
Inter-American Development Bank	3.875%	2/14/20	7,185	7,649
Inter-American Development Bank	1.875%	6/16/20	33,720	33,792
Inter-American Development Bank	2.125%	11/9/20	13,500	13,617
Inter-American Development Bank	1.875%	3/15/21	23,626	23,479
International Bank for Reconstruction & Development	0.875%	4/17/17	27,650	27,652
International Bank for Reconstruction & Development	1.375%	4/10/18	7,525	7,537
International Bank for Reconstruction & Development	1.000%	6/15/18	39,600	39,417
International Bank for Reconstruction & Development	0.875%	7/19/18	40,200	39,914
International Bank for Reconstruction & Development	1.000%	10/5/18	23,150	23,017
International Bank for Reconstruction & Development	1.875%	3/15/19	29,500	29,737
International Bank for Reconstruction & Development	1.250%	7/26/19	30,400	30,156
International Bank for Reconstruction & Development	0.875%	8/15/19	43,500	42,630
International Bank for Reconstruction & Development	1.875%	10/7/19	23,175	23,339
International Bank for Reconstruction & Development	1.125%	11/27/19	30,000	29,572
International Bank for Reconstruction & Development	1.375%	3/30/20	18,000	17,816
International Bank for Reconstruction & Development	2.125%	11/1/20	16,000	16,155
International Bank for Reconstruction & Development	1.625%	3/9/21	14,025	13,793
International Bank for Reconstruction & Development	1.375%	5/24/21	23,000	22,333
International Bank for Reconstruction & Development	2.250%	6/24/21	22,050	22,218
International Bank for Reconstruction & Development	1.375%	9/20/21	31,100	30,135
International Finance Corp.	1.000%	4/24/17	19,100	19,077
International Finance Corp.	0.875%	6/15/18	23,150	22,933
International Finance Corp.	1.250%	7/16/18	3,300	3,284
International Finance Corp.	1.750%	9/4/18	23,225	23,284
International Finance Corp.	1.750%	9/16/19	12,625	12,631
International Finance Corp.	1.625%	7/16/20	15,750	15,574
8 Japan Bank for International Cooperation	1.750%	7/31/18	15,650	15,656
8 Japan Bank for International Cooperation	1.750%	11/13/18	12,500	12,474
8 Japan Bank for International Cooperation	2.125%	2/7/19	6,800	6,821
8 Japan Bank for International Cooperation	1.750%	5/29/19	11,950	11,869
8 Japan Bank for International Cooperation	1.750%	5/28/20	8,500	8,337
8 Japan Bank for International Cooperation	1.875%	4/20/21	4,500	4,381
8 Japan Bank for International Cooperation	1.500%	7/21/21	15,700	15,010
8 Japan Bank for International Cooperation	2.000%	11/4/21	14,675	14,271
8 Japan Finance Organization for Municipalities	4.000%	1/13/21	6,000	6,307
9 KFW	1.000%	1/26/18	49,450	49,339
9 KFW	4.375%	3/15/18	20,050	20,784
9 KFW	0.875%	4/19/18	39,700	39,464
9 KFW	1.000%	6/11/18	35,200	35,039
9 KFW	4.500%	7/16/18	13,075	13,702
9 KFW	1.125%	8/6/18	37,500	37,372
9 KFW	1.000%	9/7/18	18,000	17,896
9 KFW	1.125%	11/16/18	15,000	14,913
9 KFW	1.500%	2/6/19	33,850	33,828
9 KFW	1.875%	4/1/19	14,720	14,821
9 KFW	4.875%	6/17/19	18,120	19,512
9 KFW	1.000%	7/15/19	29,500	29,034
9 KFW	1.750%	10/15/19	11,000	11,024
9 KFW	4.000%	1/27/20	23,475	25,020
9 KFW	1.500%	4/20/20	50,650	50,069
9 KFW	1.875%	6/30/20	25,450	25,411
9 KFW	2.750%	9/8/20	23,475	24,112
9 KFW	2.750%	10/1/20	12,200	12,532

	37

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
9 KFW	1.875%	11/30/20	500	495
9 KFW	1.625%	3/15/21	22,300	21,876
9 KFW	1.500%	6/15/21	41,550	40,410
9 KFW	2.375%	8/25/21	16,500	16,648
Korea Development Bank	1.500%	1/22/18	4,500	4,484
Korea Development Bank	2.875%	8/22/18	500	508
Korea Development Bank	3.000%	3/17/19	9,800	10,001
Korea Development Bank	2.500%	1/13/21	9,500	9,413
Korea Development Bank	4.625%	11/16/21	5,600	6,069
9 Kreditanstalt fuer Wiederaufbau	1.250%	9/30/19	2,000	1,976
9 Kreditanstalt fuer Wiederaufbau	2.000%	11/30/21	58,000	57,488
9 Landwirtschaftliche Rentenbank	1.000%	4/4/18	19,125	19,058
9 Landwirtschaftliche Rentenbank	1.875%	9/17/18	11,200	11,288
9 Landwirtschaftliche Rentenbank	1.750%	4/15/19	5,925	5,942
9 Landwirtschaftliche Rentenbank	1.375%	10/23/19	5,225	5,176
9 Landwirtschaftliche Rentenbank	2.250%	10/1/21	4,650	4,660
9 Landwirtschaftliche Rentenbank	2.000%	12/6/21	10,700	10,600
Nexen Energy ULC	6.200%	7/30/19	3,510	3,816
Nordic Investment Bank	5.000%	2/1/17	8,650	8,672
Nordic Investment Bank	0.875%	9/27/18	1,000	992
Nordic Investment Bank	1.125%	2/25/19	9,000	8,927
Nordic Investment Bank	1.875%	6/14/19	3,900	3,927
Nordic Investment Bank	1.500%	9/29/20	8,000	7,899
Nordic Investment Bank	1.250%	8/2/21	6,600	6,353
North American Development Bank	2.300%	10/10/18	2,700	2,732
North American Development Bank	4.375%	2/11/20	675	718
10 Oesterreichische Kontrollbank AG	1.125%	5/29/18	7,800	7,773
10 Oesterreichische Kontrollbank AG	1.625%	3/12/19	6,500	6,495
10 Oesterreichische Kontrollbank AG	1.125%	4/26/19	17,800	17,565
10 Oesterreichische Kontrollbank AG	1.375%	2/10/20	8,550	8,415
10 Oesterreichische Kontrollbank AG	1.500%	10/21/20	5,200	5,105
10 Oesterreichische Kontrollbank AG	1.875%	1/20/21	10,300	10,179
Petroleos Mexicanos	5.750%	3/1/18	7,811	8,090
Petroleos Mexicanos	3.500%	7/18/18	11,675	11,803
Petroleos Mexicanos	3.125%	1/23/19	3,400	3,382
6 Petroleos Mexicanos	5.500%	2/4/19	10,000	10,422
Petroleos Mexicanos	6.000%	3/5/20	5,050	5,341
Petroleos Mexicanos	3.500%	7/23/20	10,600	10,440
Petroleos Mexicanos	5.500%	1/21/21	18,510	19,104
6 Petroleos Mexicanos	6.375%	2/4/21	21,800	23,148
Province of Alberta Canada	1.900%	12/6/19	15,175	15,173
Province of Manitoba	1.125%	6/1/18	2,330	2,322
Province of Manitoba	1.750%	5/30/19	5,725	5,738
Province of Manitoba	9.250%	4/1/20	1,500	1,832
Province of Manitoba	2.050%	11/30/20	9,700	9,717
Province of New Brunswick	2.750%	6/15/18	6,750	6,872
Province of Ontario	1.200%	2/14/18	18,500	18,438
Province of Ontario	2.000%	9/27/18	6,900	6,939
Province of Ontario	1.625%	1/18/19	35,000	34,945
Province of Ontario	2.000%	1/30/19	17,700	17,799
Province of Ontario	1.250%	6/17/19	11,200	11,070
Province of Ontario	1.650%	9/27/19	16,825	16,765
Province of Ontario	4.000%	10/7/19	11,550	12,229
Province of Ontario	4.400%	4/14/20	2,675	2,874
Province of Ontario	1.875%	5/21/20	8,000	7,959
Province of Ontario	2.500%	9/10/21	13,500	13,565
Province of Quebec	4.625%	5/14/18	400	417
Province of Quebec	3.500%	7/29/20	3,713	3,885
Province of Quebec	2.750%	8/25/21	22,125	22,462
Republic of Chile	3.875%	8/5/20	2,123	2,241
Republic of Colombia	7.375%	3/18/19	11,285	12,526
Republic of Colombia	11.750%	2/25/20	2,175	2,763
Republic of Colombia	4.375%	7/12/21	14,117	14,738
Republic of Hungary	4.000%	3/25/19	900	932

	38

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Hungary	6.250%	1/29/20	14,389	15,738
Republic of Hungary	6.375%	3/29/21	36,895	41,322
Republic of Korea	7.125%	4/16/19	15,350	17,178
Republic of Panama	5.200%	1/30/20	12,075	12,969
Republic of Peru	7.125%	3/30/19	75	84
Republic of Poland	6.375%	7/15/19	30,938	34,341
Republic of Poland	5.125%	4/21/21	11,965	13,042
Republic of South Africa	5.500%	3/9/20	25,655	27,162
Republic of the Philippines	9.875%	1/15/19	6,650	7,756
Republic of the Philippines	8.375%	6/17/19	13,275	15,399
Republic of the Philippines	4.000%	1/15/21	2,050	2,181
State of Israel	5.125%	3/26/19	13,605	14,614
Statoil ASA	1.250%	11/9/17	6,275	6,269
Statoil ASA	6.700%	1/15/18	4,765	5,017
Statoil ASA	1.200%	1/17/18	2,245	2,238
Statoil ASA	1.150%	5/15/18	5,570	5,532
Statoil ASA	1.950%	11/8/18	2,025	2,032
Statoil ASA	5.250%	4/15/19	9,810	10,529
Statoil ASA	2.250%	11/8/19	9,247	9,292
Statoil ASA	2.900%	11/8/20	6,775	6,898
Statoil ASA	2.750%	11/10/21	2,650	2,671
Svensk Exportkredit AB	1.125%	4/5/18	6,000	5,979
Svensk Exportkredit AB	1.250%	4/12/19	13,000	12,861
Svensk Exportkredit AB	1.875%	6/17/19	7,600	7,624
Svensk Exportkredit AB	1.125%	8/28/19	5,700	5,604
Svensk Exportkredit AB	1.875%	6/23/20	8,500	8,456
Svensk Exportkredit AB	1.750%	3/10/21	8,500	8,338
United Mexican States	5.950%	3/19/19	15,832	17,113
United Mexican States	5.125%	1/15/20	13,821	14,876
United Mexican States	3.500%	1/21/21	12,855	13,098

Total Sovereign Bonds (Cost $3,545,395)				3,522,379

Taxable Municipal Bonds (0.1%)
California GO	6.200%	3/1/19	500	549
California GO	6.200%	10/1/19	3,725	4,155
California GO	5.700%	11/1/21	2,300	2,639
Cornell University New York GO	5.450%	2/1/19	925	993
Dartmouth College New Hampshire GO	4.750%	6/1/19	544	578
Emory University Georgia GO	5.625%	9/1/19	1,605	1,753
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	1,650	1,662
Florida Board of Administration Finance Corp Revenue	2.163%	7/1/19	7,000	7,048
Florida Board of Administration Finance Corp Revenue	2.638%	7/1/21	4,500	4,517
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.995%	7/1/20	6,995	7,162
Illinois GO	5.365%	3/1/17	5,000	5,031
Illinois GO	5.665%	3/1/18	9,450	9,771
Illinois GO	5.877%	3/1/19	3,980	4,218
Massachusetts GO	4.200%	12/1/21	2,500	2,683
11 New Jersey Economic Development Authority
Revenue	0.000%	2/15/20	1,350	1,231
Princeton University New Jersey GO	4.950%	3/1/19	5,720	6,096
Stanford University California GO	4.750%	5/1/19	1,150	1,227
University of California Revenue	1.796%	7/1/19	5,220	5,236

Total Taxable Municipal Bonds (Cost $66,474)				66,549

	39

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (0.6%)
Money Market Fund (0.6%)
12 Vanguard Market Liquidity Fund
(Cost $285,052)	0.823%	2,850,232	285,052
Total Investments (100.1%) (Cost $46,372,269)			46,116,858
Other Assets and Liabilities Net (-0.1%)			(41,757)
Net Assets (100%)			46,075,101

1	Securities with a value of $197,000 have been segregated as initial margin for open futures contracts.
2	U.S. government-guaranteed.
3	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4

The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the aggregate value of these securities was $191,776,000, representing 0.4% of net assets.

7	Guaranteed by the Government of Canada.
8	Guaranteed by the Government of Japan.
9	Guaranteed by the Federal Republic of Germany.
10	Guaranteed by the Republic of Austria.
11	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
12	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO General Obligation Bond. REIT Real Estate Investment Trust.

40

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (51.4%)
U.S. Government Securities (50.1%)
	United States Treasury Note/Bond	3.625%	2/15/21	20,615	22,113
	United States Treasury Note/Bond	3.125%	5/15/21	71,573	75,364
	United States Treasury Note/Bond	1.750%	11/30/21	75,500	74,887
	United States Treasury Note/Bond	1.875%	11/30/21	208,158	207,377
	United States Treasury Note/Bond	2.125%	12/31/21	191,584	193,052
	United States Treasury Note/Bond	1.500%	1/31/22	188,100	183,691
	United States Treasury Note/Bond	2.000%	2/15/22	128,058	128,137
	United States Treasury Note/Bond	1.750%	2/28/22	200,611	198,041
	United States Treasury Note/Bond	1.750%	3/31/22	227,992	224,787
	United States Treasury Note/Bond	1.750%	4/30/22	331,630	326,758
	United States Treasury Note/Bond	1.750%	5/15/22	216,535	213,185
	United States Treasury Note/Bond	1.875%	5/31/22	177,170	175,591
	United States Treasury Note/Bond	2.125%	6/30/22	90,130	90,355
	United States Treasury Note/Bond	2.000%	7/31/22	201,200	200,256
	United States Treasury Note/Bond	1.625%	8/15/22	201,817	196,677
	United States Treasury Note/Bond	7.250%	8/15/22	2,500	3,186
	United States Treasury Note/Bond	1.875%	8/31/22	251,564	248,420
	United States Treasury Note/Bond	1.750%	9/30/22	107,965	105,823
	United States Treasury Note/Bond	1.875%	10/31/22	76,915	75,821
	United States Treasury Note/Bond	1.625%	11/15/22	293,185	285,122
	United States Treasury Note/Bond	2.000%	11/30/22	417,240	414,111
	United States Treasury Note/Bond	2.125%	12/31/22	100,274	100,118
	United States Treasury Note/Bond	1.750%	1/31/23	240,440	234,730
	United States Treasury Note/Bond	2.000%	2/15/23	207,020	205,144
	United States Treasury Note/Bond	7.125%	2/15/23	35,000	45,024
	United States Treasury Note/Bond	1.500%	2/28/23	155,120	149,036
	United States Treasury Note/Bond	1.500%	3/31/23	153,035	146,914
	United States Treasury Note/Bond	1.625%	4/30/23	39,135	37,814
	United States Treasury Note/Bond	1.750%	5/15/23	818,790	796,527
	United States Treasury Note/Bond	1.625%	5/31/23	262,300	253,162
	United States Treasury Note/Bond	1.375%	6/30/23	145,120	137,706
	United States Treasury Note/Bond	1.250%	7/31/23	208,430	195,989
	United States Treasury Note/Bond	2.500%	8/15/23	740,860	753,247
	United States Treasury Note/Bond	6.250%	8/15/23	76,500	95,517
	United States Treasury Note/Bond	1.375%	8/31/23	297,275	281,389
	United States Treasury Note/Bond	1.375%	9/30/23	202,400	191,458
	United States Treasury Note/Bond	1.625%	10/31/23	28,105	27,007
	United States Treasury Note/Bond	2.750%	11/15/23	679,667	701,226
	United States Treasury Note/Bond	2.125%	11/30/23	391,840	388,839
	United States Treasury Note/Bond	2.250%	12/31/23	128,500	128,420
	United States Treasury Note/Bond	2.750%	2/15/24	302,773	312,425
	United States Treasury Note/Bond	2.500%	5/15/24	534,949	542,390
	United States Treasury Note/Bond	2.375%	8/15/24	419,451	420,957
	United States Treasury Note/Bond	2.250%	11/15/24	414,024	411,047
	United States Treasury Note/Bond	2.000%	2/15/25	421,836	410,104
	United States Treasury Note/Bond	2.125%	5/15/25	592,660	580,345
	United States Treasury Note/Bond	2.000%	8/15/25	519,017	502,066
	United States Treasury Note/Bond	2.250%	11/15/25	482,252	475,472
	United States Treasury Note/Bond	1.625%	2/15/26	638,039	595,271
	United States Treasury Note/Bond	1.625%	5/15/26	646,743	602,279
	United States Treasury Note/Bond	1.500%	8/15/26	543,841	499,485
	United States Treasury Note/Bond	2.000%	11/15/26	585,372	562,414
					14,426,276
Agency Bonds and Notes (1.3%)
1	AID-Israel	5.500%	9/18/23	4,300	5,089
1	AID-Israel	5.500%	12/4/23	8,000	9,510
1	AID-Israel	5.500%	4/26/24	12,058	14,443
1	AID-Jordan	2.578%	6/30/22	3,200	3,241
2	Federal Farm Credit Banks	3.500%	12/20/23	4,250	4,543
2	Federal Home Loan Banks	2.125%	3/10/23	8,950	8,875
2	Federal Home Loan Banks	2.875%	6/14/24	20,000	20,466

41

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal Home Loan Banks	5.375%	8/15/24	100	119
2	Federal Home Loan Banks	2.875%	9/13/24	20,000	20,423
3	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	107,130	108,679
3	Federal National Mortgage Assn.	2.625%	9/6/24	79,295	79,873
3	Federal National Mortgage Assn.	2.125%	4/24/26	23,500	22,171
3	Federal National Mortgage Assn.	1.875%	9/24/26	24,300	22,320
	Private Export Funding Corp.	2.800%	5/15/22	3,725	3,824
	Private Export Funding Corp.	2.050%	11/15/22	10,276	10,091
	Private Export Funding Corp.	3.550%	1/15/24	3,500	3,715
	Private Export Funding Corp.	2.450%	7/15/24	3,350	3,300
	Private Export Funding Corp.	3.250%	6/15/25	1,675	1,736
2	Tennessee Valley Authority	1.875%	8/15/22	8,175	7,997
2	Tennessee Valley Authority	2.875%	9/15/24	7,875	8,014
2	Tennessee Valley Authority	6.750%	11/1/25	6,830	8,927

					367,356

Total U.S. Government and Agency Obligations (Cost $15,123,237)					14,793,632

Corporate Bonds (41.7%)
Finance (14.0%)
	Banking (9.0%)
	American Express Co.	2.650%	12/2/22	14,073	13,842
	American Express Co.	3.625%	12/5/24	6,125	6,152
	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	7,125	7,370
	Bank of America Corp.	5.700%	1/24/22	15,089	16,937
	Bank of America Corp.	2.503%	10/21/22	15,000	14,494
	Bank of America Corp.	3.300%	1/11/23	35,825	35,845
	Bank of America Corp.	4.100%	7/24/23	21,358	22,293
	Bank of America Corp.	4.125%	1/22/24	19,376	20,053
	Bank of America Corp.	4.000%	4/1/24	22,714	23,375
	Bank of America Corp.	4.200%	8/26/24	23,081	23,473
	Bank of America Corp.	4.000%	1/22/25	31,334	31,291
	Bank of America Corp.	3.950%	4/21/25	18,675	18,505
	Bank of America Corp.	3.875%	8/1/25	26,733	27,152
	Bank of America Corp.	4.450%	3/3/26	14,925	15,332
	Bank of America Corp.	3.500%	4/19/26	13,276	13,068
	Bank of America Corp.	4.250%	10/22/26	14,648	14,741
	Bank of Montreal	2.550%	11/6/22	9,619	9,495
	Bank of New York Mellon Corp.	2.200%	8/16/23	11,000	10,472
	Bank of New York Mellon Corp.	3.650%	2/4/24	548	563
	Bank of New York Mellon Corp.	3.400%	5/15/24	6,175	6,263
	Bank of New York Mellon Corp.	3.250%	9/11/24	9,000	9,030
	Bank of New York Mellon Corp.	3.000%	2/24/25	8,750	8,588
	Bank of New York Mellon Corp.	2.800%	5/4/26	3,350	3,214
	Bank of New York Mellon Corp.	2.450%	8/17/26	8,175	7,568
	Bank of Nova Scotia	4.500%	12/16/25	10,200	10,464
	Barclays plc	4.375%	9/11/24	12,355	12,161
	Barclays plc	3.650%	3/16/25	14,300	13,836
	Barclays plc	4.375%	1/12/26	23,829	24,139
	Barclays plc	5.200%	5/12/26	15,625	15,902
	BB&T Corp.	3.950%	3/22/22	1,800	1,880
	BNP Paribas SA	3.250%	3/3/23	9,883	9,932
	BNP Paribas SA	4.250%	10/15/24	6,150	6,146
	BPCE SA	4.000%	4/15/24	11,400	11,830
	BPCE SA	3.375%	12/2/26	3,000	2,956
	Branch Banking & Trust Co.	3.625%	9/16/25	15,270	15,492
	Branch Banking & Trust Co.	3.800%	10/30/26	750	770
	Capital One Bank USA NA	3.375%	2/15/23	14,296	14,144
	Capital One Financial Corp.	3.500%	6/15/23	6,080	6,115
	Capital One Financial Corp.	3.750%	4/24/24	5,265	5,332
	Capital One Financial Corp.	3.200%	2/5/25	8,280	8,027
	Capital One Financial Corp.	4.200%	10/29/25	10,000	9,992
	Capital One Financial Corp.	3.750%	7/28/26	13,250	12,825
4,5	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	2,100	2,410

42

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Inc.	4.500%	1/14/22	16,502	17,582
Citigroup Inc.	4.050%	7/30/22	4,735	4,879
Citigroup Inc.	3.375%	3/1/23	650	653
Citigroup Inc.	3.500%	5/15/23	10,785	10,730
Citigroup Inc.	3.875%	10/25/23	13,465	13,834
Citigroup Inc.	3.750%	6/16/24	12,324	12,533
Citigroup Inc.	4.000%	8/5/24	6,530	6,534
Citigroup Inc.	3.875%	3/26/25	14,853	14,713
Citigroup Inc.	3.300%	4/27/25	12,848	12,573
Citigroup Inc.	4.400%	6/10/25	28,565	29,068
Citigroup Inc.	5.500%	9/13/25	535	587
Citigroup Inc.	3.700%	1/12/26	16,604	16,491
Citigroup Inc.	4.600%	3/9/26	12,825	13,192
Citigroup Inc.	3.400%	5/1/26	2,027	1,967
Citigroup Inc.	3.200%	10/21/26	31,350	29,798
Citigroup Inc.	4.300%	11/20/26	6,450	6,502
Citizens Financial Group Inc.	4.350%	8/1/25	20	20
Citizens Financial Group Inc.	4.300%	12/3/25	5,200	5,265
Comerica Bank	4.000%	7/27/25	1,925	1,910
Compass Bank	3.875%	4/10/25	500	475
Cooperatieve Rabobank UA	3.875%	2/8/22	22,896	24,122
Cooperatieve Rabobank UA	3.950%	11/9/22	18,284	18,714
Cooperatieve Rabobank UA	4.625%	12/1/23	15,375	16,167
Cooperatieve Rabobank UA	3.375%	5/21/25	12,955	13,111
Cooperatieve Rabobank UA	4.375%	8/4/25	9,481	9,709
Cooperatieve Rabobank UA	3.750%	7/21/26	9,500	9,284
Credit Suisse AG	3.625%	9/9/24	23,194	23,356
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	13,100	13,200
Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	14,350	14,221
Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	15,997	15,609
Credit Suisse Group Funding Guernsey Ltd.	4.550%	4/17/26	17,975	18,622
Deutsche Bank AG	3.700%	5/30/24	13,330	12,901
Deutsche Bank AG	4.100%	1/13/26	5,500	5,406
Discover Bank	4.200%	8/8/23	13,343	13,833
Discover Bank	3.450%	7/27/26	6,025	5,824
Discover Financial Services	5.200%	4/27/22	1,000	1,075
Discover Financial Services	3.850%	11/21/22	6,545	6,622
Discover Financial Services	3.950%	11/6/24	1,125	1,116
Discover Financial Services	3.750%	3/4/25	4,225	4,100
Fifth Third Bancorp	3.500%	3/15/22	2,602	2,670
Fifth Third Bancorp	4.300%	1/16/24	5,500	5,665
Fifth Third Bank	3.850%	3/15/26	4,500	4,514
FirstMerit Bank NA	4.270%	11/25/26	1,225	1,225
FirstMerit Corp.	4.350%	2/4/23	4,420	4,450
Goldman Sachs Group Inc.	5.750%	1/24/22	36,853	41,197
Goldman Sachs Group Inc.	3.625%	1/22/23	16,537	16,829
Goldman Sachs Group Inc.	4.000%	3/3/24	28,125	29,044
Goldman Sachs Group Inc.	3.850%	7/8/24	25,775	26,213
Goldman Sachs Group Inc.	3.500%	1/23/25	31,000	30,551
Goldman Sachs Group Inc.	3.750%	5/22/25	1,550	1,549
Goldman Sachs Group Inc.	4.250%	10/21/25	20,000	20,278
Goldman Sachs Group Inc.	3.750%	2/25/26	14,300	14,311
Goldman Sachs Group Inc.	3.500%	11/16/26	15,000	14,693
HSBC Holdings plc	2.650%	1/5/22	20,000	19,547
HSBC Holdings plc	4.875%	1/14/22	4,074	4,382
HSBC Holdings plc	4.000%	3/30/22	17,041	17,634
HSBC Holdings plc	3.600%	5/25/23	18,200	18,272
HSBC Holdings plc	4.250%	3/14/24	19,200	19,449
HSBC Holdings plc	4.250%	8/18/25	12,250	12,285
HSBC Holdings plc	4.300%	3/8/26	28,910	29,839
HSBC Holdings plc	3.900%	5/25/26	23,620	23,656
HSBC Holdings plc	4.375%	11/23/26	12,500	12,545
HSBC USA Inc.	3.500%	6/23/24	4,820	4,842
Huntington Bancshares Inc.	2.300%	1/14/22	7,150	6,923

43

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Intesa Sanpaolo SPA	5.250%	1/12/24	7,919	8,278
JPMorgan Chase & Co.	4.500%	1/24/22	26,348	28,349
JPMorgan Chase & Co.	3.250%	9/23/22	26,448	26,731
JPMorgan Chase & Co.	2.972%	1/15/23	16,000	15,927
JPMorgan Chase & Co.	3.200%	1/25/23	22,711	22,885
JPMorgan Chase & Co.	3.375%	5/1/23	21,793	21,713
JPMorgan Chase & Co.	2.700%	5/18/23	15,500	15,095
JPMorgan Chase & Co.	3.875%	2/1/24	18,070	18,709
JPMorgan Chase & Co.	3.625%	5/13/24	17,245	17,473
JPMorgan Chase & Co.	3.875%	9/10/24	21,715	21,908
JPMorgan Chase & Co.	3.125%	1/23/25	21,810	21,241
JPMorgan Chase & Co.	3.900%	7/15/25	19,100	19,631
JPMorgan Chase & Co.	3.300%	4/1/26	39,610	38,866
JPMorgan Chase & Co.	3.200%	6/15/26	15,150	14,728
JPMorgan Chase & Co.	2.950%	10/1/26	3,482	3,319
JPMorgan Chase & Co.	4.125%	12/15/26	10,000	10,167
KeyBank NA	3.300%	6/1/25	3,000	2,976
KeyBank NA	3.400%	5/20/26	7,250	7,029
4 KeyBank NA	3.180%	10/15/27	1,000	1,009
Lloyds Banking Group plc	4.500%	11/4/24	6,925	7,016
Lloyds Banking Group plc	4.582%	12/10/25	20,639	20,762
Lloyds Banking Group plc	4.650%	3/24/26	4,550	4,597
Manufacturers & Traders Trust Co.	2.900%	2/6/25	8,075	7,859
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	4,700	4,519
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	24,755	25,350
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	10,700	10,035
Mizuho Financial Group Inc.	2.839%	9/13/26	6,000	5,657
Morgan Stanley	4.875%	11/1/22	16,250	17,404
Morgan Stanley	3.750%	2/25/23	20,576	21,063
Morgan Stanley	4.100%	5/22/23	12,990	13,320
Morgan Stanley	3.875%	4/29/24	21,635	22,126
Morgan Stanley	3.700%	10/23/24	30,856	31,168
Morgan Stanley	4.000%	7/23/25	35,075	35,788
Morgan Stanley	5.000%	11/24/25	29,575	31,562
Morgan Stanley	3.875%	1/27/26	16,113	16,230
Morgan Stanley	3.125%	7/27/26	24,700	23,431
Morgan Stanley	4.350%	9/8/26	12,365	12,599
Morgan Stanley	3.950%	4/23/27	635	628
MUFG Americas Holdings Corp.	3.500%	6/18/22	3,075	3,140
MUFG Americas Holdings Corp.	3.000%	2/10/25	4,807	4,616
National Australia Bank Ltd.	3.000%	1/20/23	4,350	4,329
National Australia Bank Ltd.	3.375%	1/14/26	2,400	2,392
National Australia Bank Ltd.	2.500%	7/12/26	13,500	12,477
Northern Trust Corp.	2.375%	8/2/22	4,895	4,822
Northern Trust Corp.	3.950%	10/30/25	1,500	1,572
People's United Bank NA	4.000%	7/15/24	1,675	1,648
People's United Financial Inc.	3.650%	12/6/22	2,825	2,830
PNC Bank NA	2.700%	11/1/22	7,350	7,216
PNC Bank NA	2.950%	1/30/23	6,000	5,951
PNC Bank NA	3.800%	7/25/23	10,925	11,297
PNC Bank NA	3.300%	10/30/24	7,262	7,302
PNC Bank NA	2.950%	2/23/25	2,570	2,513
PNC Bank NA	3.250%	6/1/25	4,250	4,238
PNC Bank NA	4.200%	11/1/25	2,800	2,961
PNC Financial Services Group Inc.	2.854%	11/9/22	4,820	4,781
PNC Financial Services Group Inc.	3.900%	4/29/24	7,550	7,699
PNC Funding Corp.	3.300%	3/8/22	10,278	10,557
Royal Bank of Canada	4.650%	1/27/26	12,950	13,767
Royal Bank of Scotland Group plc	3.875%	9/12/23	24,700	23,692
Royal Bank of Scotland Group plc	4.800%	4/5/26	8,940	8,900
Santander Holdings USA Inc.	4.500%	7/17/25	7,015	6,956
Santander Issuances SAU	5.179%	11/19/25	10,936	11,004
Santander UK plc	4.000%	3/13/24	10,319	10,711
State Street Corp.	3.100%	5/15/23	6,875	6,883

44

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
State Street Corp.	3.700%	11/20/23	6,136	6,401
State Street Corp.	3.300%	12/16/24	8,620	8,692
State Street Corp.	3.550%	8/18/25	7,715	7,859
State Street Corp.	2.650%	5/19/26	6,950	6,594
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	4,750	4,783
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	1,375	1,359
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	4,975	5,194
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	2,075	2,161
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	3,575	3,599
Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	1,400	1,424
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	14,350	14,645
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	20,750	19,206
Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	11,200	10,685
SunTrust Bank	2.750%	5/1/23	3,425	3,324
SunTrust Bank	3.300%	5/15/26	4,390	4,235
SunTrust Banks Inc.	2.700%	1/27/22	5,825	5,824
SVB Financial Group	3.500%	1/29/25	3,825	3,674
Synchrony Financial	4.250%	8/15/24	9,688	9,858
Synchrony Financial	4.500%	7/23/25	13,950	14,298
Synchrony Financial	3.700%	8/4/26	5,800	5,573
4 Toronto-Dominion Bank	3.625%	9/15/31	12,000	11,814
US Bancorp	3.000%	3/15/22	9,054	9,200
US Bancorp	2.950%	7/15/22	10,143	10,172
US Bancorp	3.700%	1/30/24	3,120	3,236
US Bancorp	3.600%	9/11/24	6,600	6,724
US Bancorp	3.100%	4/27/26	7,000	6,795
US Bancorp	2.375%	7/22/26	8,500	7,847
US Bank NA	2.800%	1/27/25	9,200	8,947
Wells Fargo & Co.	3.500%	3/8/22	22,929	23,558
Wells Fargo & Co.	3.450%	2/13/23	14,767	14,856
Wells Fargo & Co.	4.125%	8/15/23	17,522	18,111
Wells Fargo & Co.	4.480%	1/16/24	6,189	6,509
Wells Fargo & Co.	3.300%	9/9/24	23,830	23,606
Wells Fargo & Co.	3.000%	2/19/25	21,523	20,620
Wells Fargo & Co.	3.550%	9/29/25	10,289	10,228
Wells Fargo & Co.	3.000%	4/22/26	27,970	26,505
Wells Fargo & Co.	4.100%	6/3/26	21,556	21,825
Wells Fargo & Co.	3.000%	10/23/26	27,475	26,080
Westpac Banking Corp.	2.850%	5/13/26	11,750	11,227
Westpac Banking Corp.	2.700%	8/19/26	11,175	10,538
4 Westpac Banking Corp.	4.322%	11/23/31	13,000	12,989
Brokerage (0.6%)
Affiliated Managers Group Inc.	4.250%	2/15/24	2,600	2,619
Affiliated Managers Group Inc.	3.500%	8/1/25	2,575	2,450
Ameriprise Financial Inc.	4.000%	10/15/23	6,214	6,480
Ameriprise Financial Inc.	3.700%	10/15/24	6,600	6,734
Ameriprise Financial Inc.	2.875%	9/15/26	2,000	1,903
Apollo Investment Corp.	5.250%	3/3/25	1,625	1,593
BlackRock Inc.	3.375%	6/1/22	6,029	6,228
BlackRock Inc.	3.500%	3/18/24	11,461	11,807
Brookfield Asset Management Inc.	4.000%	1/15/25	5,850	5,689
Brookfield Finance Inc.	4.250%	6/2/26	1,550	1,542
Charles Schwab Corp.	3.225%	9/1/22	2,550	2,587
Charles Schwab Corp.	3.450%	2/13/26	3,200	3,235
CME Group Inc.	3.000%	9/15/22	5,300	5,416
CME Group Inc.	3.000%	3/15/25	6,975	6,925
E*TRADE Financial Corp.	5.375%	11/15/22	1,150	1,217
E*TRADE Financial Corp.	4.625%	9/15/23	7,075	7,216
Eaton Vance Corp.	3.625%	6/15/23	1,800	1,823
Franklin Resources Inc.	2.800%	9/15/22	2,425	2,435
Franklin Resources Inc.	2.850%	3/30/25	4,015	3,894
Intercontinental Exchange Inc.	4.000%	10/15/23	5,550	5,798
Intercontinental Exchange Inc.	3.750%	12/1/25	10,825	11,047

45

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Invesco Finance plc	3.125%	11/30/22	5,154	5,189
Invesco Finance plc	4.000%	1/30/24	6,775	7,037
Invesco Finance plc	3.750%	1/15/26	5,000	5,046
Janus Capital Group Inc.	4.875%	8/1/25	2,345	2,397
Jefferies Group LLC	5.125%	1/20/23	3,975	4,107
Lazard Group LLC	3.750%	2/13/25	2,575	2,512
Lazard Group LLC	3.625%	3/1/27	850	809
Legg Mason Inc.	3.950%	7/15/24	1,750	1,757
Legg Mason Inc.	4.750%	3/15/26	3,070	3,155
Leucadia National Corp.	5.500%	10/18/23	5,275	5,571
Nasdaq Inc.	4.250%	6/1/24	650	664
Nasdaq Inc.	3.850%	6/30/26	6,750	6,681
OM Asset Management plc	4.800%	7/27/26	3,000	2,841
Raymond James Financial Inc.	3.625%	9/15/26	2,650	2,579
Stifel Financial Corp.	4.250%	7/18/24	4,475	4,429
TD Ameritrade Holding Corp.	2.950%	4/1/22	11,021	11,114
TD Ameritrade Holding Corp.	3.625%	4/1/25	3,050	3,092
Finance Companies (0.3%)
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	3.950%	2/1/22	7,710	7,787
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	4.625%	7/1/22	4,835	4,980
Air Lease Corp.	3.750%	2/1/22	5,600	5,747
Air Lease Corp.	3.000%	9/15/23	4,390	4,171
Air Lease Corp.	4.250%	9/15/24	2,670	2,713
Ares Capital Corp.	3.625%	1/19/22	3,400	3,292
FS Investment Corp.	4.750%	5/15/22	1,700	1,684
GATX Corp.	4.750%	6/15/22	2,600	2,783
GATX Corp.	3.900%	3/30/23	2,825	2,803
GATX Corp.	3.250%	3/30/25	2,675	2,566
GATX Corp.	3.250%	9/15/26	1,800	1,702
GE Capital International Funding Co.	3.373%	11/15/25	22,246	22,541
International Lease Finance Corp.	8.625%	1/15/22	5,075	6,096
International Lease Finance Corp.	5.875%	8/15/22	6,567	7,117
Prospect Capital Corp.	5.875%	3/15/23	1,725	1,741
Insurance (2.0%)
Aetna Inc.	2.750%	11/15/22	7,175	7,036
Aetna Inc.	2.800%	6/15/23	8,000	7,868
Aetna Inc.	3.500%	11/15/24	6,345	6,432
Aetna Inc.	3.200%	6/15/26	26,950	26,625
Aflac Inc.	4.000%	2/15/22	2,950	3,114
Aflac Inc.	3.625%	6/15/23	5,450	5,632
Aflac Inc.	3.625%	11/15/24	3,820	3,916
Aflac Inc.	3.250%	3/17/25	2,525	2,509
Aflac Inc.	2.875%	10/15/26	2,375	2,268
Alleghany Corp.	4.950%	6/27/22	5,000	5,417
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	14,778	14,736
Allstate Corp.	3.150%	6/15/23	3,120	3,162
Allstate Corp.	3.280%	12/15/26	2,750	2,755
4 Allstate Corp.	5.750%	8/15/53	4,810	4,978
American Financial Group Inc.	3.500%	8/15/26	2,490	2,393
American International Group Inc.	4.875%	6/1/22	18,211	19,813
American International Group Inc.	4.125%	2/15/24	12,465	12,928
American International Group Inc.	3.750%	7/10/25	4,200	4,218
American International Group Inc.	3.900%	4/1/26	12,195	12,375
Anthem Inc.	3.125%	5/15/22	6,235	6,208
Anthem Inc.	3.300%	1/15/23	5,471	5,456
Anthem Inc.	3.500%	8/15/24	9,050	8,990
Aon plc	4.000%	11/27/23	850	882
Aon plc	3.500%	6/14/24	5,575	5,582
Aon plc	3.875%	12/15/25	8,895	9,040
Arch Capital Finance LLC	4.011%	12/15/26	1,000	1,013
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	6,225	6,379

46

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Assurant Inc.	4.000%	3/15/23	3,450	3,471
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	2,400	2,532
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	8,569	8,720
Berkshire Hathaway Inc.	3.000%	2/11/23	5,775	5,820
Berkshire Hathaway Inc.	2.750%	3/15/23	19,605	19,532
Berkshire Hathaway Inc.	3.125%	3/15/26	26,075	25,858
Brown & Brown Inc.	4.200%	9/15/24	5,775	5,851
Chubb INA Holdings Inc.	2.875%	11/3/22	10,784	10,830
Chubb INA Holdings Inc.	2.700%	3/13/23	1,825	1,804
Chubb INA Holdings Inc.	3.350%	5/15/24	5,185	5,263
Chubb INA Holdings Inc.	3.150%	3/15/25	8,500	8,469
Chubb INA Holdings Inc.	3.350%	5/3/26	5,235	5,289
Cigna Corp.	4.000%	2/15/22	6,025	6,267
Cigna Corp.	3.250%	4/15/25	6,450	6,253
CNA Financial Corp.	3.950%	5/15/24	3,375	3,407
CNA Financial Corp.	4.500%	3/1/26	2,750	2,872
Fidelity National Financial Inc.	5.500%	9/1/22	775	819
First American Financial Corp.	4.300%	2/1/23	1,775	1,748
First American Financial Corp.	4.600%	11/15/24	2,700	2,651
Hanover Insurance Group Inc.	4.500%	4/15/26	4,500	4,551
Hartford Financial Services Group Inc.	5.125%	4/15/22	8,350	9,255
Horace Mann Educators Corp.	4.500%	12/1/25	1,125	1,114
Humana Inc.	3.150%	12/1/22	2,775	2,758
Humana Inc.	3.850%	10/1/24	7,790	7,941
Infinity Property & Casualty Corp.	5.000%	9/19/22	4,950	5,042
Kemper Corp.	4.350%	2/15/25	4,000	3,949
Lender Processing Services Inc / Black Knight Lending
Solutions Inc	5.750%	4/15/23	2,571	2,683
Lincoln National Corp.	4.200%	3/15/22	300	317
Lincoln National Corp.	4.000%	9/1/23	4,000	4,166
Lincoln National Corp.	3.350%	3/9/25	4,950	4,915
Lincoln National Corp.	3.625%	12/12/26	850	847
Loews Corp.	2.625%	5/15/23	3,300	3,205
Loews Corp.	3.750%	4/1/26	50	51
Manulife Financial Corp.	4.150%	3/4/26	7,800	8,157
Markel Corp.	4.900%	7/1/22	2,650	2,862
Markel Corp.	3.625%	3/30/23	2,750	2,754
Marsh & McLennan Cos. Inc.	3.300%	3/14/23	1,120	1,137
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	11,640	11,838
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	2,000	2,014
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	2,757	2,802
MetLife Inc.	3.048%	12/15/22	6,225	6,240
MetLife Inc.	4.368%	9/15/23	5,214	5,606
MetLife Inc.	3.600%	4/10/24	9,935	10,197
MetLife Inc.	3.000%	3/1/25	3,325	3,264
MetLife Inc.	3.600%	11/13/25	7,300	7,444
Montpelier Re Holdings Ltd.	4.700%	10/15/22	1,425	1,479
Navigators Group Inc.	5.750%	10/15/23	1,500	1,585
Old Republic International Corp.	4.875%	10/1/24	5,975	6,191
Old Republic International Corp.	3.875%	8/26/26	4,425	4,214
OneBeacon US Holdings Inc.	4.600%	11/9/22	1,925	1,918
Primerica Inc.	4.750%	7/15/22	1,800	1,925
Principal Financial Group Inc.	3.300%	9/15/22	2,460	2,490
Principal Financial Group Inc.	3.125%	5/15/23	2,525	2,490
Principal Financial Group Inc.	3.400%	5/15/25	5,341	5,291
Principal Financial Group Inc.	3.100%	11/15/26	1,500	1,442
ProAssurance Corp.	5.300%	11/15/23	900	961
Prudential Financial Inc.	3.500%	5/15/24	9,650	9,838
4 Prudential Financial Inc.	5.875%	9/15/42	6,475	6,783
4 Prudential Financial Inc.	5.625%	6/15/43	10,675	11,062
4 Prudential Financial Inc.	5.200%	3/15/44	3,525	3,494
4 Prudential Financial Inc.	5.375%	5/15/45	6,650	6,783
Reinsurance Group of America Inc.	4.700%	9/15/23	3,600	3,814
Reinsurance Group of America Inc.	3.950%	9/15/26	1,700	1,681

47

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
StanCorp Financial Group Inc.	5.000%	8/15/22	3,700	3,883
Symetra Financial Corp.	4.250%	7/15/24	1,550	1,525
Torchmark Corp.	3.800%	9/15/22	1,900	1,929
Trinity Acquisition plc	4.625%	8/15/23	1,700	1,755
Trinity Acquisition plc	4.400%	3/15/26	4,480	4,503
UnitedHealth Group Inc.	2.875%	3/15/22	7,904	8,003
UnitedHealth Group Inc.	3.350%	7/15/22	8,195	8,418
UnitedHealth Group Inc.	2.750%	2/15/23	9,075	9,009
UnitedHealth Group Inc.	2.875%	3/15/23	4,565	4,571
UnitedHealth Group Inc.	3.750%	7/15/25	18,614	19,246
UnitedHealth Group Inc.	3.100%	3/15/26	6,627	6,528
UnitedHealth Group Inc.	3.450%	1/15/27	750	761
Unum Group	4.000%	3/15/24	4,120	4,140
Unum Group	3.875%	11/5/25	175	170
Voya Financial Inc.	3.650%	6/15/26	3,250	3,174
WR Berkley Corp.	4.625%	3/15/22	2,150	2,298
XLIT Ltd.	6.375%	11/15/24	875	1,018
XLIT Ltd.	4.450%	3/31/25	5,375	5,309
Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	1,300	1,336

Real Estate Investment Trusts (2.1%)
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	4,616	4,863
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	4,225	4,271
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	2,000	2,048
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	1,800	1,813
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	2,150	2,187
AvalonBay Communities Inc.	2.950%	9/15/22	6,264	6,220
AvalonBay Communities Inc.	2.850%	3/15/23	1,520	1,489
AvalonBay Communities Inc.	4.200%	12/15/23	1,390	1,464
AvalonBay Communities Inc.	3.450%	6/1/25	3,742	3,728
AvalonBay Communities Inc.	3.500%	11/15/25	4,700	4,689
AvalonBay Communities Inc.	2.950%	5/11/26	4,025	3,825
AvalonBay Communities Inc.	2.900%	10/15/26	500	471
Boston Properties LP	3.850%	2/1/23	5,000	5,117
Boston Properties LP	3.125%	9/1/23	4,012	3,926
Boston Properties LP	3.800%	2/1/24	5,525	5,614
Boston Properties LP	3.650%	2/1/26	7,420	7,330
Boston Properties LP	2.750%	10/1/26	8,150	7,440
Brandywine Operating Partnership LP	3.950%	2/15/23	2,739	2,704
Brandywine Operating Partnership LP	4.100%	10/1/24	2,715	2,657
Brixmor Operating Partnership LP	3.875%	8/15/22	5,600	5,693
Brixmor Operating Partnership LP	3.250%	9/15/23	3,000	2,898
Brixmor Operating Partnership LP	3.850%	2/1/25	8,708	8,536
Brixmor Operating Partnership LP	4.125%	6/15/26	4,900	4,872
Camden Property Trust	2.950%	12/15/22	5,975	5,830
Camden Property Trust	4.250%	1/15/24	2,100	2,168
Camden Property Trust	3.500%	9/15/24	3,000	2,940
5 Care Capital Properties LP	5.125%	8/15/26	2,450	2,371
CBL & Associates LP	5.250%	12/1/23	3,500	3,425
CBL & Associates LP	4.600%	10/15/24	2,790	2,604
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	3,450	3,414
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	5,850	5,531
Corporate Office Properties LP	3.600%	5/15/23	4,450	4,264
Corporate Office Properties LP	5.250%	2/15/24	2,975	3,086
CubeSmart LP	4.375%	12/15/23	3,150	3,283
CubeSmart LP	4.000%	11/15/25	825	834
CubeSmart LP	3.125%	9/1/26	4,200	3,924
DCT Industrial Operating Partnership LP	4.500%	10/15/23	1,675	1,688
DDR Corp.	4.625%	7/15/22	5,565	5,873
DDR Corp.	3.375%	5/15/23	4,338	4,204

48

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
DDR Corp.	3.625%	2/1/25	3,600	3,459
DDR Corp.	4.250%	2/1/26	500	500
Digital Realty Trust LP	3.950%	7/1/22	4,425	4,520
Digital Realty Trust LP	3.625%	10/1/22	7,400	7,442
Digital Realty Trust LP	4.750%	10/1/25	3,625	3,777
Duke Realty LP	4.375%	6/15/22	250	265
Duke Realty LP	3.875%	10/15/22	7,350	7,631
Duke Realty LP	3.625%	4/15/23	2,525	2,545
Duke Realty LP	3.750%	12/1/24	1,900	1,919
Duke Realty LP	3.250%	6/30/26	1,450	1,390
Education Realty Operating Partnership LP	4.600%	12/1/24	950	938
EPR Properties	5.750%	8/15/22	3,175	3,410
EPR Properties	5.250%	7/15/23	1,800	1,864
EPR Properties	4.500%	4/1/25	2,000	1,958
EPR Properties	4.750%	12/15/26	4,500	4,451
Equity One Inc.	3.750%	11/15/22	2,000	2,041
ERP Operating LP	3.000%	4/15/23	2,598	2,548
ERP Operating LP	3.375%	6/1/25	2,300	2,281
ERP Operating LP	2.850%	11/1/26	2,525	2,365
Essex Portfolio LP	3.375%	1/15/23	2,250	2,246
Essex Portfolio LP	3.250%	5/1/23	4,280	4,234
Essex Portfolio LP	3.875%	5/1/24	2,850	2,889
Essex Portfolio LP	3.500%	4/1/25	6,400	6,287
Essex Portfolio LP	3.375%	4/15/26	4,250	4,087
Federal Realty Investment Trust	3.000%	8/1/22	1,525	1,524
Federal Realty Investment Trust	2.750%	6/1/23	2,100	2,041
HCP Inc.	4.000%	12/1/22	1,400	1,431
HCP Inc.	4.250%	11/15/23	4,850	4,945
HCP Inc.	4.200%	3/1/24	5,042	5,091
HCP Inc.	3.875%	8/15/24	17,200	17,071
HCP Inc.	3.400%	2/1/25	10,345	9,886
HCP Inc.	4.000%	6/1/25	4,087	4,030
Healthcare Realty Trust Inc.	3.750%	4/15/23	2,625	2,607
Healthcare Realty Trust Inc.	3.875%	5/1/25	1,125	1,104
Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,625	1,622
Healthcare Trust of America Holdings LP	3.500%	8/1/26	3,200	3,037
Highwoods Realty LP	3.625%	1/15/23	560	547
Hospitality Properties Trust	5.000%	8/15/22	5,339	5,615
Hospitality Properties Trust	4.500%	6/15/23	2,875	2,851
Hospitality Properties Trust	4.650%	3/15/24	4,160	4,122
Hospitality Properties Trust	4.500%	3/15/25	2,525	2,454
Hospitality Properties Trust	5.250%	2/15/26	3,120	3,147
Host Hotels & Resorts LP	5.250%	3/15/22	5,650	6,103
Host Hotels & Resorts LP	4.750%	3/1/23	2,522	2,626
Host Hotels & Resorts LP	3.750%	10/15/23	2,539	2,490
Host Hotels & Resorts LP	4.000%	6/15/25	2,250	2,210
Kilroy Realty LP	3.800%	1/15/23	1,525	1,534
Kilroy Realty LP	4.375%	10/1/25	1,725	1,761
Kimco Realty Corp.	3.400%	11/1/22	2,500	2,526
Kimco Realty Corp.	3.125%	6/1/23	1,250	1,232
Kimco Realty Corp.	2.800%	10/1/26	10,150	9,408
Kite Realty Group LP	4.000%	10/1/26	2,750	2,619
Lexington Realty Trust	4.400%	6/15/24	4,750	4,635
Liberty Property LP	4.125%	6/15/22	1,600	1,657
Liberty Property LP	4.400%	2/15/24	3,225	3,386
Liberty Property LP	3.750%	4/1/25	7,850	7,877
Liberty Property LP	3.250%	10/1/26	1,650	1,568
Mack-Cali Realty LP	4.500%	4/18/22	2,700	2,704
Mack-Cali Realty LP	3.150%	5/15/23	1,000	902
Mid-America Apartments LP	4.300%	10/15/23	3,050	3,168
Mid-America Apartments LP	3.750%	6/15/24	1,700	1,696
Mid-America Apartments LP	4.000%	11/15/25	3,900	3,929
National Retail Properties Inc.	3.800%	10/15/22	1,900	1,953
National Retail Properties Inc.	3.300%	4/15/23	5,270	5,214

49

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Retail Properties Inc.	3.900%	6/15/24	4,000	4,080
National Retail Properties Inc.	4.000%	11/15/25	600	608
National Retail Properties Inc.	3.600%	12/15/26	1,750	1,722
Omega Healthcare Investors Inc.	4.375%	8/1/23	5,875	5,772
Omega Healthcare Investors Inc.	5.875%	3/15/24	2,575	2,646
Omega Healthcare Investors Inc.	4.950%	4/1/24	2,750	2,764
Omega Healthcare Investors Inc.	4.500%	1/15/25	8,400	8,179
Omega Healthcare Investors Inc.	5.250%	1/15/26	8,195	8,379
Piedmont Operating Partnership LP	3.400%	6/1/23	1,325	1,248
Piedmont Operating Partnership LP	4.450%	3/15/24	5,925	5,849
Post Apartment Homes LP	3.375%	12/1/22	1,750	1,724
ProLogis LP	4.250%	8/15/23	7,885	8,317
Prologis LP	3.750%	11/1/25	4,000	4,094
Realty Income Corp.	3.250%	10/15/22	5,485	5,509
Realty Income Corp.	4.650%	8/1/23	4,925	5,273
Realty Income Corp.	3.875%	7/15/24	2,350	2,378
Realty Income Corp.	3.000%	1/15/27	2,775	2,591
Regency Centers LP	3.750%	6/15/24	3,075	3,089
Retail Opportunity Investments Partnership LP	5.000%	12/15/23	1,150	1,174
Retail Properties of America Inc.	4.000%	3/15/25	2,900	2,761
Select Income REIT	4.150%	2/1/22	1,725	1,701
Select Income REIT	4.500%	2/1/25	4,125	3,976
Senior Housing Properties Trust	4.750%	5/1/24	3,625	3,638
Simon Property Group LP	2.350%	1/30/22	2,500	2,463
Simon Property Group LP	3.375%	3/15/22	4,007	4,127
Simon Property Group LP	2.750%	2/1/23	1,550	1,525
Simon Property Group LP	3.750%	2/1/24	2,365	2,444
Simon Property Group LP	3.375%	10/1/24	4,400	4,428
Simon Property Group LP	3.500%	9/1/25	6,600	6,669
Simon Property Group LP	3.300%	1/15/26	12,775	12,647
Simon Property Group LP	3.250%	11/30/26	5,900	5,768
Sovran Acquisition LP	3.500%	7/1/26	4,075	3,857
5 Spirit Realty LP	4.450%	9/15/26	2,125	1,991
Tanger Properties LP	3.875%	12/1/23	3,175	3,207
Tanger Properties LP	3.750%	12/1/24	1,550	1,543
Tanger Properties LP	3.125%	9/1/26	1,075	1,004
UDR Inc.	4.625%	1/10/22	2,700	2,881
UDR Inc.	3.750%	7/1/24	1,250	1,256
UDR Inc.	4.000%	10/1/25	4,850	4,947
UDR Inc.	2.950%	9/1/26	4,800	4,462
Ventas Realty LP	3.750%	5/1/24	3,400	3,426
Ventas Realty LP	3.500%	2/1/25	5,390	5,300
Ventas Realty LP	4.125%	1/15/26	3,431	3,497
Ventas Realty LP	3.250%	10/15/26	2,100	1,980
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	5,202	5,489
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	5,202	5,249
VEREIT Operating Partnership LP	4.875%	6/1/26	8,050	8,171
Vornado Realty LP	5.000%	1/15/22	2,500	2,694
Washington REIT	3.950%	10/15/22	750	746
Weingarten Realty Investors	3.375%	10/15/22	3,525	3,487
Weingarten Realty Investors	3.500%	4/15/23	2,275	2,260
Weingarten Realty Investors	4.450%	1/15/24	150	156
Weingarten Realty Investors	3.850%	6/1/25	3,500	3,463
Weingarten Realty Investors	3.250%	8/15/26	1,000	938
Welltower Inc.	5.250%	1/15/22	2,990	3,282
Welltower Inc.	3.750%	3/15/23	6,700	6,815
Welltower Inc.	4.500%	1/15/24	1,625	1,712
Welltower Inc.	4.000%	6/1/25	15,563	15,875
Welltower Inc.	4.250%	4/1/26	1,950	2,021
WP Carey Inc.	4.600%	4/1/24	4,175	4,211
WP Carey Inc.	4.000%	2/1/25	1,990	1,910
WP Carey Inc.	4.250%	10/1/26	1,175	1,131
				4,040,323

50

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Industrial (25.3%)
Basic Industry (1.3%)
Agrium Inc.	3.150%	10/1/22	6,641	6,610
Agrium Inc.	3.500%	6/1/23	8,858	8,975
Agrium Inc.	3.375%	3/15/25	5,210	5,062
Air Products & Chemicals Inc.	2.750%	2/3/23	1,400	1,387
Air Products & Chemicals Inc.	3.350%	7/31/24	2,700	2,754
Airgas Inc.	2.900%	11/15/22	1,475	1,479
Airgas Inc.	3.650%	7/15/24	1,850	1,908
Albemarle Corp.	4.150%	12/1/24	4,100	4,203
Barrick Gold Corp.	3.850%	4/1/22	314	317
Barrick Gold Corp.	4.100%	5/1/23	13,022	13,313
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	7,975	7,988
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	15,600	16,442
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	500	612
Braskem Finance Ltd.	6.450%	2/3/24	5,600	5,908
Cabot Corp.	3.700%	7/15/22	3,245	3,291
Cabot Corp.	3.400%	9/15/26	1,250	1,174
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	5,675	5,882
Celulosa Arauco y Constitucion SA	4.500%	8/1/24	2,000	2,044
Cytec Industries Inc.	3.500%	4/1/23	2,673	2,571
Domtar Corp.	4.400%	4/1/22	660	678
Dow Chemical Co.	3.000%	11/15/22	12,790	12,712
Dow Chemical Co.	3.500%	10/1/24	6,320	6,358
Eastman Chemical Co.	3.600%	8/15/22	4,722	4,824
Eastman Chemical Co.	3.800%	3/15/25	3,694	3,715
Ecolab Inc.	3.250%	1/14/23	2,025	2,055
Ecolab Inc.	2.700%	11/1/26	4,000	3,790
EI du Pont de Nemours & Co.	2.800%	2/15/23	11,470	11,205
Fibria Overseas Finance Ltd.	5.250%	5/12/24	4,000	4,060
FMC Corp.	3.950%	2/1/22	3,235	3,273
FMC Corp.	4.100%	2/1/24	2,924	2,920
Georgia-Pacific LLC	8.000%	1/15/24	3,750	4,791
Georgia-Pacific LLC	7.375%	12/1/25	1,500	1,885
Goldcorp Inc.	3.700%	3/15/23	8,830	8,671
International Flavors & Fragrances Inc.	3.200%	5/1/23	1,525	1,509
International Paper Co.	4.750%	2/15/22	6,322	6,819
International Paper Co.	3.650%	6/15/24	8,570	8,676
International Paper Co.	3.800%	1/15/26	3,806	3,844
LYB International Finance BV	4.000%	7/15/23	5,800	6,058
LyondellBasell Industries NV	5.750%	4/15/24	6,375	7,236
Methanex Corp.	4.250%	12/1/24	3,500	3,330
Monsanto Co.	2.200%	7/15/22	2,150	2,035
Monsanto Co.	3.375%	7/15/24	5,598	5,563
Monsanto Co.	2.850%	4/15/25	8,300	7,875
Mosaic Co.	4.250%	11/15/23	10,000	10,059
NewMarket Corp.	4.100%	12/15/22	315	320
Newmont Mining Corp.	3.500%	3/15/22	6,494	6,582
Nucor Corp.	4.125%	9/15/22	3,450	3,664
Nucor Corp.	4.000%	8/1/23	6,735	7,028
Packaging Corp. of America	3.900%	6/15/22	1,900	1,948
Packaging Corp. of America	4.500%	11/1/23	10,150	10,717
Packaging Corp. of America	3.650%	9/15/24	3,050	3,046
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	4,750	4,704
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	3,825	3,597
Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	4,000	4,019
Praxair Inc.	2.450%	2/15/22	8,021	7,943
Praxair Inc.	2.200%	8/15/22	4,450	4,329
Praxair Inc.	2.700%	2/21/23	250	246
Praxair Inc.	2.650%	2/5/25	1,750	1,689
Praxair Inc.	3.200%	1/30/26	4,775	4,745
Rayonier Inc.	3.750%	4/1/22	2,175	2,161
Reliance Steel & Aluminum Co.	4.500%	4/15/23	2,270	2,276
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	8,100	8,361

51

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rio Tinto Finance USA plc	3.500%	3/22/22	843	871
Rio Tinto Finance USA plc	2.875%	8/21/22	8,246	8,265
RPM International Inc.	3.450%	11/15/22	2,900	2,876
Sherwin-Williams Co.	3.450%	8/1/25	2,500	2,463
Southern Copper Corp.	3.500%	11/8/22	1,500	1,493
Southern Copper Corp.	3.875%	4/23/25	7,175	7,023
Syngenta Finance NV	3.125%	3/28/22	3,860	3,837
Vale Overseas Ltd.	4.375%	1/11/22	17,520	17,213
Vale Overseas Ltd.	6.250%	8/10/26	8,250	8,601
Valspar Corp.	4.200%	1/15/22	1,590	1,644
Valspar Corp.	3.300%	2/1/25	1,000	957
Valspar Corp.	3.950%	1/15/26	2,600	2,590
Westlake Chemical Corp.	3.600%	7/15/22	2,400	2,395
5 Westlake Chemical Corp.	3.600%	8/15/26	10,620	10,136
WestRock RKT Co.	4.000%	3/1/23	6,500	6,707
Weyerhaeuser Co.	4.625%	9/15/23	5,040	5,410
Weyerhaeuser Co.	8.500%	1/15/25	600	773
Worthington Industries Inc.	4.550%	4/15/26	425	419
Yamana Gold Inc.	4.950%	7/15/24	3,105	3,035
Capital Goods (2.0%)
3M Co.	2.000%	6/26/22	3,865	3,781
3M Co.	3.000%	8/7/25	2,100	2,111
3M Co.	2.250%	9/19/26	6,000	5,595
ABB Finance USA Inc.	2.875%	5/8/22	7,665	7,711
Avery Dennison Corp.	3.350%	4/15/23	350	342
Bemis Co. Inc.	3.100%	9/15/26	2,000	1,906
Boeing Co.	2.200%	10/30/22	4,200	4,102
Boeing Co.	1.875%	6/15/23	3,750	3,562
Boeing Co.	7.950%	8/15/24	437	574
Boeing Co.	2.850%	10/30/24	3,945	3,940
Boeing Co.	2.500%	3/1/25	3,400	3,273
Boeing Co.	2.600%	10/30/25	3,400	3,290
Boeing Co.	2.250%	6/15/26	1,100	1,030
Carlisle Cos. Inc.	3.750%	11/15/22	3,950	3,910
Caterpillar Financial Services Corp.	2.850%	6/1/22	1,750	1,757
Caterpillar Financial Services Corp.	2.625%	3/1/23	2,049	2,014
Caterpillar Financial Services Corp.	3.750%	11/24/23	4,424	4,643
Caterpillar Financial Services Corp.	3.300%	6/9/24	1,250	1,261
Caterpillar Financial Services Corp.	3.250%	12/1/24	1,120	1,130
Caterpillar Financial Services Corp.	2.400%	8/9/26	2,835	2,665
Caterpillar Inc.	2.600%	6/26/22	10,400	10,314
Caterpillar Inc.	3.400%	5/15/24	10,500	10,768
Crane Co.	4.450%	12/15/23	2,890	2,966
Deere & Co.	2.600%	6/8/22	9,950	9,863
Dover Corp.	3.150%	11/15/25	2,100	2,100
Eaton Corp.	2.750%	11/2/22	13,055	12,906
Embraer Netherlands Finance BV	5.050%	6/15/25	11,249	11,188
5 Embraer Overseas Ltd.	5.696%	9/16/23	4,500	4,710
Emerson Electric Co.	2.625%	2/15/23	5,025	4,973
Emerson Electric Co.	3.150%	6/1/25	3,300	3,337
Flowserve Corp.	3.500%	9/15/22	7,590	7,584
Flowserve Corp.	4.000%	11/15/23	2,000	2,024
5 Fortive Corp.	3.150%	6/15/26	7,750	7,613
Fortune Brands Home & Security Inc.	4.000%	6/15/25	3,950	4,027
General Dynamics Corp.	2.250%	11/15/22	4,793	4,711
General Dynamics Corp.	1.875%	8/15/23	7,300	6,914
General Dynamics Corp.	2.125%	8/15/26	3,950	3,635
General Electric Capital Corp.	3.150%	9/7/22	6,266	6,389
General Electric Capital Corp.	3.100%	1/9/23	13,558	13,752
General Electric Capital Corp.	3.450%	5/15/24	3,711	3,811
General Electric Co.	2.700%	10/9/22	29,750	29,711
General Electric Co.	3.375%	3/11/24	10,200	10,479
Harris Corp.	3.832%	4/27/25	7,423	7,535

52

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hexcel Corp.	4.700%	8/15/25	1,500	1,537
Honeywell International Inc.	2.500%	11/1/26	12,300	11,629
Hubbell Inc.	3.350%	3/1/26	3,418	3,391
Illinois Tool Works Inc.	3.500%	3/1/24	8,350	8,622
Illinois Tool Works Inc.	2.650%	11/15/26	7,225	6,885
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	9,587	10,123
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	4,800	4,859
John Deere Capital Corp.	2.750%	3/15/22	425	425
John Deere Capital Corp.	2.800%	1/27/23	3,275	3,262
John Deere Capital Corp.	2.800%	3/6/23	9,169	9,153
John Deere Capital Corp.	3.350%	6/12/24	7,000	7,139
John Deere Capital Corp.	3.400%	9/11/25	2,300	2,361
John Deere Capital Corp.	2.650%	6/10/26	3,700	3,562
Johnson Controls International plc	0.000%	7/2/24	3,725	3,797
Johnson Controls International plc	3.900%	2/14/26	6,525	6,701
Kennametal Inc.	3.875%	2/15/22	2,425	2,398
L3 Technologies Inc.	3.950%	5/28/24	1,436	1,454
L3 Technologies Inc.	3.850%	12/15/26	5,600	5,559
Leggett & Platt Inc.	3.800%	11/15/24	3,200	3,213
Legrand France SA	8.500%	2/15/25	2,700	3,485
Lennox International Inc.	3.000%	11/15/23	2,550	2,467
Lockheed Martin Corp.	3.100%	1/15/23	5,150	5,198
Lockheed Martin Corp.	2.900%	3/1/25	4,546	4,426
Lockheed Martin Corp.	3.550%	1/15/26	19,150	19,491
Martin Marietta Materials Inc.	4.250%	7/2/24	2,790	2,828
Mohawk Industries Inc.	3.850%	2/1/23	6,487	6,635
Northrop Grumman Corp.	3.250%	8/1/23	12,545	12,776
Northrop Grumman Corp.	3.200%	2/1/27	3,400	3,359
Northrop Grumman Systems Corp.	7.875%	3/1/26	525	697
Owens Corning	4.200%	12/15/22	5,200	5,398
Owens Corning	4.200%	12/1/24	3,250	3,327
Owens Corning	3.400%	8/15/26	5,160	4,899
Parker-Hannifin Corp.	3.300%	11/21/24	9,550	9,669
Pentair Finance SA	3.150%	9/15/22	3,970	3,873
Pentair Finance SA	4.650%	9/15/25	2,075	2,120
Precision Castparts Corp.	2.500%	1/15/23	10,200	10,020
Precision Castparts Corp.	3.250%	6/15/25	7,050	7,097
Raytheon Co.	2.500%	12/15/22	10,125	10,067
Raytheon Co.	3.150%	12/15/24	4,680	4,706
Republic Services Inc.	3.550%	6/1/22	6,747	6,994
Republic Services Inc.	4.750%	5/15/23	825	894
Republic Services Inc.	3.200%	3/15/25	8,901	8,756
Republic Services Inc.	2.900%	7/1/26	375	357
Rockwell Automation Inc.	2.875%	3/1/25	773	757
Rockwell Collins Inc.	3.700%	12/15/23	2,510	2,566
Roper Technologies Inc.	3.125%	11/15/22	2,550	2,549
Roper Technologies Inc.	3.850%	12/15/25	1,575	1,583
Roper Technologies Inc.	3.800%	12/15/26	5,900	5,939
Spirit AeroSystems Inc.	5.250%	3/15/22	2,500	2,594
Spirit AeroSystems Inc.	3.850%	6/15/26	5,125	4,997
Stanley Black & Decker Inc.	2.900%	11/1/22	3,185	3,189
Textron Inc.	4.300%	3/1/24	2,500	2,600
Textron Inc.	3.875%	3/1/25	1,800	1,809
Textron Inc.	4.000%	3/15/26	3,300	3,305
Timken CO	3.875%	9/1/24	3,150	3,075
United Technologies Corp.	3.100%	6/1/22	17,396	17,828
United Technologies Corp.	2.650%	11/1/26	9,725	9,301
Vulcan Materials Co.	4.500%	4/1/25	2,800	2,927
5 Wabtec Corp.	3.450%	11/15/26	6,150	5,910
Waste Management Inc.	2.900%	9/15/22	3,116	3,125
Waste Management Inc.	2.400%	5/15/23	1,550	1,499
Waste Management Inc.	3.500%	5/15/24	4,010	4,131
Waste Management Inc.	3.125%	3/1/25	6,586	6,569
Xylem Inc.	3.250%	11/1/26	3,225	3,132

53

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Communication (3.2%)
21st Century Fox America Inc.	3.000%	9/15/22	13,989	13,891
21st Century Fox America Inc.	8.875%	4/26/23	1,255	1,631
21st Century Fox America Inc.	4.000%	10/1/23	2,475	2,561
21st Century Fox America Inc.	3.700%	9/15/24	3,825	3,866
21st Century Fox America Inc.	3.700%	10/15/25	5,250	5,309
5 21st Century Fox America Inc.	3.375%	11/15/26	1,600	1,566
5 Activision Blizzard Inc.	3.400%	9/15/26	9,165	8,602
America Movil SAB de CV	3.125%	7/16/22	13,125	12,957
American Tower Corp.	4.700%	3/15/22	915	976
American Tower Corp.	3.500%	1/31/23	11,845	11,850
American Tower Corp.	5.000%	2/15/24	11,388	12,218
American Tower Corp.	4.000%	6/1/25	7,875	7,875
American Tower Corp.	4.400%	2/15/26	4,825	4,930
American Tower Corp.	3.375%	10/15/26	2,920	2,760
AT&T Inc.	3.000%	2/15/22	13,945	13,824
AT&T Inc.	3.800%	3/15/22	11,277	11,531
AT&T Inc.	3.000%	6/30/22	15,500	15,197
AT&T Inc.	2.625%	12/1/22	10,096	9,657
AT&T Inc.	3.600%	2/17/23	24,027	24,105
AT&T Inc.	3.900%	3/11/24	911	920
AT&T Inc.	4.450%	4/1/24	17,979	18,712
AT&T Inc.	3.950%	1/15/25	10,202	10,202
AT&T Inc.	3.400%	5/15/25	49,090	47,115
AT&T Inc.	4.125%	2/17/26	17,143	17,292
CBS Corp.	3.375%	3/1/22	610	620
CBS Corp.	3.700%	8/15/24	10,295	10,363
CBS Corp.	3.500%	1/15/25	5,000	4,935
CBS Corp.	4.000%	1/15/26	5,500	5,579
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	7,960	8,088
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.464%	7/23/22	21,520	22,564
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.908%	7/23/25	37,327	39,209
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	7,328	9,869
Comcast Corp.	1.625%	1/15/22	4,750	4,547
Comcast Corp.	3.125%	7/15/22	9,867	10,058
Comcast Corp.	2.850%	1/15/23	2,375	2,365
Comcast Corp.	2.750%	3/1/23	8,652	8,567
Comcast Corp.	3.600%	3/1/24	8,848	9,130
Comcast Corp.	3.375%	2/15/25	14,450	14,567
Comcast Corp.	3.375%	8/15/25	9,469	9,508
Comcast Corp.	3.150%	3/1/26	13,965	13,757
Crown Castle International Corp.	4.875%	4/15/22	5,515	5,887
Crown Castle International Corp.	5.250%	1/15/23	17,816	19,308
Crown Castle International Corp.	4.450%	2/15/26	9,259	9,548
Crown Castle International Corp.	3.700%	6/15/26	5,600	5,491
Discovery Communications LLC	3.300%	5/15/22	1,900	1,892
Discovery Communications LLC	3.250%	4/1/23	2,150	2,105
Discovery Communications LLC	3.450%	3/15/25	3,400	3,236
Discovery Communications LLC	4.900%	3/11/26	3,000	3,156
Electronic Arts Inc.	4.800%	3/1/26	4,500	4,742
Grupo Televisa SAB	6.625%	3/18/25	850	963
Grupo Televisa SAB	4.625%	1/30/26	6,600	6,666
Interpublic Group of Cos. Inc.	4.000%	3/15/22	3,010	3,111
Interpublic Group of Cos. Inc.	3.750%	2/15/23	2,750	2,756
Interpublic Group of Cos. Inc.	4.200%	4/15/24	2,925	2,976
Moody's Corp.	4.500%	9/1/22	6,191	6,606
Moody's Corp.	4.875%	2/15/24	6,645	7,185
NBCUniversal Media LLC	2.875%	1/15/23	20,700	20,649
Omnicom Group Inc.	3.625%	5/1/22	6,786	6,968
Omnicom Group Inc.	3.650%	11/1/24	16,535	16,557
Omnicom Group Inc.	3.600%	4/15/26	7,450	7,351

54

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Bell Telephone Co.	7.125%	3/15/26	1,250	1,502
Qwest Corp.	7.250%	9/15/25	2,070	2,204
RELX Capital Inc.	3.125%	10/15/22	6,482	6,402
Rogers Communications Inc.	3.000%	3/15/23	3,715	3,688
Rogers Communications Inc.	4.100%	10/1/23	7,700	8,046
Rogers Communications Inc.	3.625%	12/15/25	2,900	2,930
Rogers Communications Inc.	2.900%	11/15/26	4,200	3,914
S&P Global Inc.	4.000%	6/15/25	6,100	6,241
S&P Global Inc.	4.400%	2/15/26	5,000	5,261
Scripps Networks Interactive Inc.	3.500%	6/15/22	3,000	3,031
Scripps Networks Interactive Inc.	3.900%	11/15/24	2,400	2,434
Telefonica Emisiones SAU	4.570%	4/27/23	5,920	6,200
Thomson Reuters Corp.	4.300%	11/23/23	4,850	5,055
Thomson Reuters Corp.	3.850%	9/29/24	3,604	3,650
Thomson Reuters Corp.	3.350%	5/15/26	10,100	9,807
Time Warner Cos. Inc.	7.570%	2/1/24	3,000	3,693
Time Warner Entertainment Co. LP	8.375%	3/15/23	4,003	5,030
Time Warner Inc.	4.000%	1/15/22	7,106	7,377
Time Warner Inc.	3.400%	6/15/22	5,426	5,454
Time Warner Inc.	4.050%	12/15/23	3,175	3,260
Time Warner Inc.	3.550%	6/1/24	2,950	2,922
Time Warner Inc.	3.600%	7/15/25	12,900	12,760
Time Warner Inc.	3.875%	1/15/26	7,525	7,522
Time Warner Inc.	3.800%	2/15/27	10,000	9,933
Verizon Communications Inc.	2.450%	11/1/22	7,789	7,515
Verizon Communications Inc.	5.150%	9/15/23	66,845	73,709
Verizon Communications Inc.	4.150%	3/15/24	12,935	13,457
Verizon Communications Inc.	3.500%	11/1/24	26,477	26,351
Verizon Communications Inc.	2.625%	8/15/26	19,700	18,128
Viacom Inc.	2.250%	2/4/22	4,000	3,756
Viacom Inc.	3.125%	6/15/22	5,025	4,873
Viacom Inc.	4.250%	9/1/23	10,050	10,067
Viacom Inc.	3.875%	4/1/24	10,279	9,935
Viacom Inc.	3.450%	10/4/26	2,015	1,861
Vodafone Group plc	2.500%	9/26/22	7,300	6,966
Vodafone Group plc	2.950%	2/19/23	13,373	12,949
Walt Disney Co.	2.550%	2/15/22	2,750	2,761
Walt Disney Co.	2.350%	12/1/22	6,007	5,924
Walt Disney Co.	3.150%	9/17/25	5,750	5,802
Walt Disney Co.	3.000%	2/13/26	6,150	6,121
Walt Disney Co.	1.850%	7/30/26	8,550	7,671
WPP Finance 2010	3.750%	9/19/24	6,393	6,414
Consumer Cyclical (3.1%)
Advance Auto Parts Inc.	4.500%	1/15/22	1,750	1,826
Advance Auto Parts Inc.	4.500%	12/1/23	3,646	3,779
Alibaba Group Holding Ltd.	3.600%	11/28/24	16,675	16,550
Amazon.com Inc.	2.500%	11/29/22	11,608	11,486
Amazon.com Inc.	3.800%	12/5/24	8,307	8,718
American Honda Finance Corp.	2.300%	9/9/26	2,000	1,856
Automatic Data Processing Inc.	3.375%	9/15/25	6,880	7,034
AutoNation Inc.	4.500%	10/1/25	3,595	3,626
AutoZone Inc.	3.700%	4/15/22	5,816	6,006
AutoZone Inc.	2.875%	1/15/23	125	123
AutoZone Inc.	3.125%	7/15/23	3,180	3,144
AutoZone Inc.	3.250%	4/15/25	2,700	2,644
AutoZone Inc.	3.125%	4/21/26	3,050	2,932
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,925	1,939
Block Financial LLC	5.500%	11/1/22	4,400	4,631
Block Financial LLC	5.250%	10/1/25	4,450	4,515
BorgWarner Inc.	3.375%	3/15/25	2,950	2,897
Coach Inc.	4.250%	4/1/25	4,300	4,294
Costco Wholesale Corp.	2.250%	2/15/22	3,104	3,062
Cummins Inc.	3.650%	10/1/23	2,839	2,937

55

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CVS Health Corp.	3.500%	7/20/22	14,100	14,462
CVS Health Corp.	2.750%	12/1/22	10,931	10,770
CVS Health Corp.	4.750%	12/1/22	2,000	2,172
CVS Health Corp.	4.000%	12/5/23	8,925	9,382
CVS Health Corp.	3.375%	8/12/24	9,325	9,334
CVS Health Corp.	5.000%	12/1/24	2,426	2,653
CVS Health Corp.	3.875%	7/20/25	22,242	22,919
CVS Health Corp.	2.875%	6/1/26	12,300	11,698
Delphi Automotive plc	4.250%	1/15/26	4,500	4,650
Delphi Corp.	4.150%	3/15/24	5,000	5,160
Dollar General Corp.	3.250%	4/15/23	4,470	4,422
Dollar General Corp.	4.150%	11/1/25	6,622	6,789
DR Horton Inc.	4.375%	9/15/22	2,800	2,863
DR Horton Inc.	4.750%	2/15/23	2,500	2,562
DR Horton Inc.	5.750%	8/15/23	3,600	3,874
eBay Inc.	3.800%	3/9/22	5,501	5,680
eBay Inc.	2.600%	7/15/22	7,410	7,163
eBay Inc.	3.450%	8/1/24	6,625	6,516
Expedia Inc.	4.500%	8/15/24	3,610	3,645
Expedia Inc.	5.000%	2/15/26	6,250	6,439
Ford Motor Co.	4.346%	12/8/26	6,500	6,561
Ford Motor Credit Co. LLC	3.219%	1/9/22	5,570	5,488
Ford Motor Credit Co. LLC	4.250%	9/20/22	9,100	9,367
Ford Motor Credit Co. LLC	3.096%	5/4/23	2,350	2,261
Ford Motor Credit Co. LLC	4.375%	8/6/23	10,050	10,348
Ford Motor Credit Co. LLC	3.664%	9/8/24	12,150	11,843
Ford Motor Credit Co. LLC	4.134%	8/4/25	12,639	12,661
Ford Motor Credit Co. LLC	4.389%	1/8/26	10,165	10,255
General Motors Co.	4.875%	10/2/23	18,603	19,444
General Motors Co.	4.000%	4/1/25	1,150	1,125
General Motors Financial Co. Inc.	3.450%	4/10/22	11,774	11,600
General Motors Financial Co. Inc.	3.700%	5/9/23	11,000	10,810
General Motors Financial Co. Inc.	4.250%	5/15/23	6,396	6,449
General Motors Financial Co. Inc.	4.000%	1/15/25	9,430	9,190
General Motors Financial Co. Inc.	4.300%	7/13/25	5,800	5,747
General Motors Financial Co. Inc.	5.250%	3/1/26	8,550	8,896
General Motors Financial Co. Inc.	4.000%	10/6/26	7,000	6,710
Harley-Davidson Inc.	3.500%	7/28/25	6,400	6,405
Harman International Industries Inc.	4.150%	5/15/25	2,400	2,479
Home Depot Inc.	2.625%	6/1/22	13,754	13,796
Home Depot Inc.	2.700%	4/1/23	7,475	7,454
Home Depot Inc.	3.750%	2/15/24	7,395	7,767
Home Depot Inc.	3.350%	9/15/25	9,342	9,569
Home Depot Inc.	3.000%	4/1/26	10,097	10,048
Home Depot Inc.	2.125%	9/15/26	5,500	5,067
Hyatt Hotels Corp.	3.375%	7/15/23	2,025	1,993
Hyatt Hotels Corp.	4.850%	3/15/26	2,250	2,380
Kohl's Corp.	3.250%	2/1/23	3,460	3,406
Kohl's Corp.	4.750%	12/15/23	2,250	2,342
Kohl's Corp.	4.250%	7/17/25	7,150	7,150
Lear Corp.	5.375%	3/15/24	1,464	1,534
Lear Corp.	5.250%	1/15/25	6,000	6,285
Lowe's Cos. Inc.	3.120%	4/15/22	6,342	6,486
Lowe's Cos. Inc.	3.875%	9/15/23	6,950	7,355
Lowe's Cos. Inc.	3.125%	9/15/24	2,461	2,468
Lowe's Cos. Inc.	3.375%	9/15/25	9,865	10,010
Lowe's Cos. Inc.	2.500%	4/15/26	7,425	7,028
Macy's Retail Holdings Inc.	3.875%	1/15/22	2,510	2,576
Macy's Retail Holdings Inc.	2.875%	2/15/23	10,388	9,879
Macy's Retail Holdings Inc.	4.375%	9/1/23	4,985	5,122
Macy's Retail Holdings Inc.	3.625%	6/1/24	3,865	3,778
Magna International Inc.	3.625%	6/15/24	6,000	6,072
Magna International Inc.	4.150%	10/1/25	2,000	2,074
Marriott International Inc.	2.300%	1/15/22	5,615	5,439

56

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marriott International Inc.	3.250%	9/15/22	4,125	4,156
Marriott International Inc.	3.125%	2/15/23	2,630	2,569
Marriott International Inc.	3.750%	3/15/25	2,500	2,474
Marriott International Inc.	3.750%	10/1/25	1,335	1,336
Marriott International Inc.	3.125%	6/15/26	8,125	7,668
MasterCard Inc.	3.375%	4/1/24	5,150	5,298
Mastercard Inc.	2.950%	11/21/26	8,500	8,392
McDonald's Corp.	2.625%	1/15/22	6,632	6,592
McDonald's Corp.	3.375%	5/26/25	6,055	6,070
McDonald's Corp.	3.700%	1/30/26	15,203	15,402
NIKE Inc.	2.250%	5/1/23	2,623	2,550
NIKE Inc.	2.375%	11/1/26	6,525	6,143
NVR Inc.	3.950%	9/15/22	4,881	4,962
O'Reilly Automotive Inc.	3.800%	9/1/22	3,000	3,103
O'Reilly Automotive Inc.	3.850%	6/15/23	3,675	3,774
O'Reilly Automotive Inc.	3.550%	3/15/26	2,500	2,492
Priceline Group Inc.	3.650%	3/15/25	7,850	7,784
Priceline Group Inc.	3.600%	6/1/26	6,308	6,224
QVC Inc.	5.125%	7/2/22	4,550	4,706
QVC Inc.	4.375%	3/15/23	4,100	4,072
QVC Inc.	4.850%	4/1/24	7,275	7,301
QVC Inc.	4.450%	2/15/25	1,265	1,215
Ross Stores Inc.	3.375%	9/15/24	1,275	1,280
Signet UK Finance plc	4.700%	6/15/24	3,200	3,048
Staples Inc.	4.375%	1/12/23	3,225	3,224
Starbucks Corp.	2.700%	6/15/22	3,900	3,911
Starbucks Corp.	3.850%	10/1/23	7,040	7,486
Starbucks Corp.	2.450%	6/15/26	3,600	3,410
Target Corp.	2.900%	1/15/22	7,397	7,531
Target Corp.	3.500%	7/1/24	6,577	6,810
Target Corp.	2.500%	4/15/26	9,257	8,805
TJX Cos. Inc.	2.500%	5/15/23	4,225	4,137
TJX Cos. Inc.	2.250%	9/15/26	8,000	7,364
Toyota Motor Credit Corp.	3.300%	1/12/22	10,150	10,456
Toyota Motor Credit Corp.	2.800%	7/13/22	3,225	3,252
Toyota Motor Credit Corp.	2.625%	1/10/23	3,250	3,203
Toyota Motor Credit Corp.	2.250%	10/18/23	5,000	4,787
Under Armour Inc.	3.250%	6/15/26	4,845	4,565
Visa Inc.	2.800%	12/14/22	12,443	12,474
Visa Inc.	3.150%	12/14/25	40,900	41,059
Wal-Mart Stores Inc.	2.550%	4/11/23	18,374	18,216
Wal-Mart Stores Inc.	3.300%	4/22/24	12,870	13,206
Walgreen Co.	3.100%	9/15/22	5,761	5,748
Walgreens Boots Alliance Inc.	3.100%	6/1/23	6,820	6,761
Walgreens Boots Alliance Inc.	3.800%	11/18/24	17,689	17,941
Walgreens Boots Alliance Inc.	3.450%	6/1/26	19,270	18,890
Wyndham Worldwide Corp.	4.250%	3/1/22	4,577	4,726
Wyndham Worldwide Corp.	3.900%	3/1/23	7,125	7,109
Wyndham Worldwide Corp.	5.100%	10/1/25	1,040	1,084
Consumer Noncyclical (7.1%)
Abbott Laboratories	2.550%	3/15/22	5,875	5,731
Abbott Laboratories	3.400%	11/30/23	20,000	19,841
Abbott Laboratories	2.950%	3/15/25	5,600	5,371
Abbott Laboratories	3.750%	11/30/26	25,600	25,390
AbbVie Inc.	2.900%	11/6/22	23,736	23,466
AbbVie Inc.	3.200%	11/6/22	8,045	8,030
AbbVie Inc.	2.850%	5/14/23	9,200	8,918
AbbVie Inc.	3.600%	5/14/25	29,663	29,220
AbbVie Inc.	3.200%	5/14/26	15,900	15,106
Actavis Funding SCS	3.450%	3/15/22	24,573	24,642
Actavis Funding SCS	3.850%	6/15/24	13,975	14,083
Actavis Funding SCS	3.800%	3/15/25	33,011	32,966
Actavis Inc.	3.250%	10/1/22	15,542	15,434

57

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Agilent Technologies Inc.	3.200%	10/1/22	4,975	4,979
Agilent Technologies Inc.	3.875%	7/15/23	6,510	6,701
Agilent Technologies Inc.	3.050%	9/22/26	3,500	3,338
Allergan Inc.	2.800%	3/15/23	4,270	4,086
Altria Group Inc.	2.850%	8/9/22	17,156	17,161
Altria Group Inc.	2.950%	5/2/23	4,050	4,029
Altria Group Inc.	4.000%	1/31/24	10,225	10,744
Altria Group Inc.	2.625%	9/16/26	3,000	2,835
AmerisourceBergen Corp.	3.400%	5/15/24	4,900	4,919
AmerisourceBergen Corp.	3.250%	3/1/25	2,100	2,073
Amgen Inc.	2.700%	5/1/22	2,100	2,077
Amgen Inc.	3.625%	5/15/22	8,067	8,329
Amgen Inc.	2.250%	8/19/23	5,500	5,181
Amgen Inc.	3.625%	5/22/24	10,775	10,932
Amgen Inc.	3.125%	5/1/25	11,075	10,754
Amgen Inc.	2.600%	8/19/26	10,225	9,384
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	10,652	10,404
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	52,935	53,840
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	11,841	12,228
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	91,017	92,282
Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	3,000	3,135
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	28,901	28,424
Archer-Daniels-Midland Co.	2.500%	8/11/26	7,550	7,158
AstraZeneca plc	3.375%	11/16/25	15,429	15,294
Baxalta Inc.	3.600%	6/23/22	3,225	3,242
Baxalta Inc.	4.000%	6/23/25	13,350	13,350
Baxter International Inc.	2.600%	8/15/26	3,725	3,427
Beam Suntory Inc.	3.250%	5/15/22	925	923
Beam Suntory Inc.	3.250%	6/15/23	500	489
Becton Dickinson & Co.	3.300%	3/1/23	7,800	7,817
Becton Dickinson & Co.	3.734%	12/15/24	7,256	7,403
Biogen Inc.	3.625%	9/15/22	9,026	9,246
Biogen Inc.	4.050%	9/15/25	19,260	19,742
Boston Scientific Corp.	3.375%	5/15/22	1,925	1,952
Boston Scientific Corp.	4.125%	10/1/23	3,906	4,037
Boston Scientific Corp.	3.850%	5/15/25	6,975	6,975
Bristol-Myers Squibb Co.	2.000%	8/1/22	8,800	8,530
Bristol-Myers Squibb Co.	7.150%	6/15/23	425	522
Brown-Forman Corp.	2.250%	1/15/23	2,550	2,463
Bunge Ltd. Finance Corp.	3.250%	8/15/26	5,500	5,280
Campbell Soup Co.	2.500%	8/2/22	3,000	2,938
Campbell Soup Co.	3.300%	3/19/25	900	903
Cardinal Health Inc.	3.200%	6/15/22	3,350	3,376
Cardinal Health Inc.	3.200%	3/15/23	3,000	3,017
Cardinal Health Inc.	3.750%	9/15/25	6,600	6,793
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	4,000	3,878
Celgene Corp.	3.250%	8/15/22	10,187	10,257
Celgene Corp.	3.550%	8/15/22	5,422	5,540
Celgene Corp.	4.000%	8/15/23	5,350	5,529
Celgene Corp.	3.625%	5/15/24	7,500	7,517
Celgene Corp.	3.875%	8/15/25	20,955	21,223
Clorox Co.	3.050%	9/15/22	4,540	4,589
Clorox Co.	3.500%	12/15/24	5,000	5,080
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	5,350	5,338
Coca-Cola Co.	2.500%	4/1/23	1,720	1,694
Coca-Cola Co.	3.200%	11/1/23	10,560	10,821
Coca-Cola Co.	2.875%	10/27/25	16,525	16,240
Coca-Cola Co.	2.550%	6/1/26	1,800	1,727
Coca-Cola Co.	2.250%	9/1/26	13,350	12,527
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	7,900	8,056
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	350	445
Colgate-Palmolive Co.	2.300%	5/3/22	4,798	4,747
Colgate-Palmolive Co.	1.950%	2/1/23	5,000	4,797
Colgate-Palmolive Co.	2.100%	5/1/23	2,432	2,342

58

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Colgate-Palmolive Co.	3.250%	3/15/24	2,660	2,736
Conagra Brands Inc.	3.250%	9/15/22	4,025	4,032
Conagra Brands Inc.	3.200%	1/25/23	7,183	7,152
Conagra Brands Inc.	7.125%	10/1/26	1,568	1,888
Constellation Brands Inc.	6.000%	5/1/22	2,500	2,819
Constellation Brands Inc.	4.250%	5/1/23	8,800	9,086
Constellation Brands Inc.	4.750%	11/15/24	3,000	3,184
Constellation Brands Inc.	3.700%	12/6/26	12,600	12,301
Covidien International Finance SA	3.200%	6/15/22	6,579	6,698
CR Bard Inc.	3.000%	5/15/26	3,750	3,572
Danaher Corp.	3.350%	9/15/25	4,375	4,478
Diageo Capital plc	2.625%	4/29/23	8,610	8,508
Diageo Investment Corp.	2.875%	5/11/22	12,410	12,462
Dignity Health California GO	3.125%	11/1/22	1,833	1,790
Dignity Health California GO	3.812%	11/1/24	3,000	2,974
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	1,625	1,593
Dr Pepper Snapple Group Inc.	3.130%	12/15/23	3,000	2,996
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	1,900	1,888
Dr Pepper Snapple Group Inc.	2.550%	9/15/26	3,500	3,234
Eli Lilly & Co.	2.750%	6/1/25	5,200	5,096
Estee Lauder Cos. Inc.	2.350%	8/15/22	2,903	2,847
Express Scripts Holding Co.	3.900%	2/15/22	9,570	9,904
Express Scripts Holding Co.	3.000%	7/15/23	11,500	11,066
Express Scripts Holding Co.	3.500%	6/15/24	7,900	7,798
Express Scripts Holding Co.	4.500%	2/25/26	13,701	14,094
Flowers Foods Inc.	4.375%	4/1/22	4,775	5,010
Flowers Foods Inc.	3.500%	10/1/26	1,600	1,521
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,950	1,876
General Mills Inc.	3.650%	2/15/24	3,359	3,480
Gilead Sciences Inc.	1.950%	3/1/22	4,025	3,884
Gilead Sciences Inc.	3.250%	9/1/22	9,035	9,197
Gilead Sciences Inc.	2.500%	9/1/23	6,000	5,774
Gilead Sciences Inc.	3.700%	4/1/24	16,802	17,242
Gilead Sciences Inc.	3.500%	2/1/25	16,106	16,151
Gilead Sciences Inc.	3.650%	3/1/26	23,776	24,053
Gilead Sciences Inc.	2.950%	3/1/27	4,000	3,803
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	5,650	5,656
GlaxoSmithKline Capital plc	2.850%	5/8/22	13,998	14,085
Hershey Co.	2.625%	5/1/23	2,250	2,209
Hershey Co.	3.200%	8/21/25	1,900	1,913
Hershey Co.	2.300%	8/15/26	3,875	3,591
Ingredion Inc.	3.200%	10/1/26	2,550	2,477
JM Smucker Co.	3.000%	3/15/22	4,425	4,454
JM Smucker Co.	3.500%	3/15/25	8,175	8,221
Johnson & Johnson	2.050%	3/1/23	6,660	6,457
Johnson & Johnson	3.375%	12/5/23	6,500	6,800
Johnson & Johnson	2.450%	3/1/26	16,600	15,861
Kaiser Foundation Hospitals	3.500%	4/1/22	3,155	3,235
Kellogg Co.	2.650%	12/1/23	6,400	6,201
Kellogg Co.	3.250%	4/1/26	7,475	7,271
Kimberly-Clark Corp.	2.400%	3/1/22	3,600	3,561
Kimberly-Clark Corp.	2.400%	6/1/23	1,625	1,588
Kimberly-Clark Corp.	2.650%	3/1/25	4,225	4,098
Kimberly-Clark Corp.	3.050%	8/15/25	2,400	2,391
Kimberly-Clark Corp.	2.750%	2/15/26	3,700	3,595
Koninklijke Philips NV	3.750%	3/15/22	7,675	8,010
Kraft Foods Group Inc.	3.500%	6/6/22	14,617	14,852
Kraft Heinz Foods Co.	3.500%	7/15/22	8,175	8,292
Kraft Heinz Foods Co.	3.950%	7/15/25	15,863	16,023
Kraft Heinz Foods Co.	3.000%	6/1/26	21,561	20,175
Laboratory Corp. of America Holdings	3.200%	2/1/22	3,054	3,066
Laboratory Corp. of America Holdings	3.750%	8/23/22	2,000	2,046
Laboratory Corp. of America Holdings	4.000%	11/1/23	1,875	1,914
Laboratory Corp. of America Holdings	3.600%	2/1/25	6,900	6,838

59

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McCormick & Co. Inc.	3.500%	9/1/23	1,775	1,816
McCormick & Co. Inc.	3.250%	11/15/25	3,900	3,858
McKesson Corp.	2.700%	12/15/22	4,450	4,320
McKesson Corp.	2.850%	3/15/23	500	489
McKesson Corp.	3.796%	3/15/24	10,450	10,739
Mead Johnson Nutrition Co.	4.125%	11/15/25	8,175	8,342
Medtronic Inc.	3.125%	3/15/22	5,628	5,736
Medtronic Inc.	3.150%	3/15/22	33,427	34,144
Medtronic Inc.	2.750%	4/1/23	2,200	2,178
Medtronic Inc.	3.625%	3/15/24	6,150	6,389
Medtronic Inc.	3.500%	3/15/25	31,696	32,491
Merck & Co. Inc.	2.350%	2/10/22	7,221	7,141
Merck & Co. Inc.	2.400%	9/15/22	8,973	8,844
Merck & Co. Inc.	2.800%	5/18/23	13,400	13,361
Merck & Co. Inc.	2.750%	2/10/25	20,642	20,201
Molson Coors Brewing Co.	3.500%	5/1/22	2,800	2,879
Molson Coors Brewing Co.	3.000%	7/15/26	12,150	11,472
Mylan Inc.	4.200%	11/29/23	4,025	4,018
5 Mylan NV	3.950%	6/15/26	17,680	16,536
Newell Brands Inc.	4.000%	6/15/22	1,900	1,965
Newell Brands Inc.	3.850%	4/1/23	17,765	18,352
Newell Brands Inc.	4.000%	12/1/24	5,330	5,435
Newell Brands Inc.	3.900%	11/1/25	2,700	2,714
Newell Brands Inc.	4.200%	4/1/26	19,620	20,412
Novartis Capital Corp.	2.400%	9/21/22	12,589	12,427
Novartis Capital Corp.	3.400%	5/6/24	17,300	17,787
Novartis Capital Corp.	3.000%	11/20/25	13,545	13,430
Owens & Minor Inc.	4.375%	12/15/24	1,100	1,071
PepsiCo Inc.	2.750%	3/5/22	14,145	14,271
PepsiCo Inc.	3.100%	7/17/22	5,600	5,722
PepsiCo Inc.	2.750%	3/1/23	11,665	11,645
PepsiCo Inc.	3.600%	3/1/24	3,395	3,534
PepsiCo Inc.	2.750%	4/30/25	10,528	10,282
PepsiCo Inc.	3.500%	7/17/25	6,970	7,199
PepsiCo Inc.	2.850%	2/24/26	3,100	3,044
PepsiCo Inc.	2.375%	10/6/26	8,900	8,382
Perrigo Co. plc	4.000%	11/15/23	5,725	5,674
Perrigo Finance Unlimited Co.	3.900%	12/15/24	4,065	3,973
Perrigo Finance Unlimited Co.	4.375%	3/15/26	4,250	4,245
Pfizer Inc.	3.000%	6/15/23	6,843	6,927
Pfizer Inc.	3.400%	5/15/24	3,950	4,077
Pfizer Inc.	2.750%	6/3/26	15,220	14,715
Pfizer Inc.	3.000%	12/15/26	11,700	11,512
Philip Morris International Inc.	2.500%	8/22/22	4,408	4,312
Philip Morris International Inc.	2.625%	3/6/23	3,760	3,696
Philip Morris International Inc.	2.125%	5/10/23	3,400	3,238
Philip Morris International Inc.	3.600%	11/15/23	3,875	4,016
Philip Morris International Inc.	3.250%	11/10/24	6,925	6,954
Philip Morris International Inc.	3.375%	8/11/25	6,440	6,524
Philip Morris International Inc.	2.750%	2/25/26	7,000	6,709
Premier Health Partners	2.911%	11/15/26	2,050	1,884
Procter & Gamble Co.	2.300%	2/6/22	3,600	3,584
Procter & Gamble Co.	3.100%	8/15/23	7,720	7,901
Procter & Gamble Co.	2.700%	2/2/26	5,733	5,606
Procter & Gamble Co.	2.450%	11/3/26	8,000	7,621
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	1,675	1,577
Quest Diagnostics Inc.	4.250%	4/1/24	2,400	2,499
Quest Diagnostics Inc.	3.500%	3/30/25	1,450	1,431
Quest Diagnostics Inc.	3.450%	6/1/26	6,200	6,063
Reynolds American Inc.	4.000%	6/12/22	6,350	6,639
Reynolds American Inc.	4.850%	9/15/23	3,500	3,797
Reynolds American Inc.	4.450%	6/12/25	22,186	23,382
Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	38,560	36,617
Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	1,010	942

60

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
St. Jude Medical Inc.	3.250%	4/15/23	6,310	6,253
St. Jude Medical Inc.	3.875%	9/15/25	2,200	2,201
Stryker Corp.	3.375%	5/15/24	3,625	3,638
Stryker Corp.	3.375%	11/1/25	6,266	6,197
Stryker Corp.	3.500%	3/15/26	8,980	9,008
Sysco Corp.	2.600%	6/12/22	1,950	1,921
Sysco Corp.	3.750%	10/1/25	5,000	5,044
Sysco Corp.	3.300%	7/15/26	5,715	5,591
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	9,909	9,528
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	36,971	34,753
Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	14,625	13,462
The Kroger Co.	3.400%	4/15/22	3,129	3,189
The Kroger Co.	3.850%	8/1/23	6,545	6,799
The Kroger Co.	4.000%	2/1/24	6,706	6,991
The Kroger Co.	2.650%	10/15/26	5,350	4,963
Thermo Fisher Scientific Inc.	3.300%	2/15/22	5,556	5,604
Thermo Fisher Scientific Inc.	3.150%	1/15/23	5,175	5,161
Thermo Fisher Scientific Inc.	3.000%	4/15/23	12,870	12,595
Thermo Fisher Scientific Inc.	4.150%	2/1/24	9,945	10,309
Thermo Fisher Scientific Inc.	3.650%	12/15/25	3,250	3,243
Thermo Fisher Scientific Inc.	2.950%	9/19/26	10,400	9,785
Tyson Foods Inc.	4.500%	6/15/22	11,930	12,666
Tyson Foods Inc.	3.950%	8/15/24	14,262	14,477
Unilever Capital Corp.	3.100%	7/30/25	2,675	2,681
Unilever Capital Corp.	2.000%	7/28/26	6,700	6,099
Whirlpool Corp.	4.700%	6/1/22	2,200	2,393
Whirlpool Corp.	3.700%	3/1/23	2,300	2,350
Whirlpool Corp.	4.000%	3/1/24	1,925	1,999
Whirlpool Corp.	3.700%	5/1/25	2,275	2,280
Whole Foods Market Inc.	5.200%	12/3/25	7,850	8,273
Wyeth LLC	7.250%	3/1/23	1,000	1,238
Wyeth LLC	6.450%	2/1/24	5,500	6,674
Zeneca Wilmington Inc.	7.000%	11/15/23	2,400	2,913
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	6,700	6,657
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	15,305	14,888
Zoetis Inc.	3.250%	2/1/23	12,798	12,728
Zoetis Inc.	4.500%	11/13/25	4,600	4,865
Energy (4.0%)
Anadarko Petroleum Corp.	3.450%	7/15/24	6,775	6,643
Anadarko Petroleum Corp.	5.550%	3/15/26	12,220	13,685
Apache Corp.	3.250%	4/15/22	10,328	10,517
Apache Corp.	2.625%	1/15/23	1,250	1,203
Boardwalk Pipelines LP	3.375%	2/1/23	1,250	1,189
Boardwalk Pipelines LP	4.950%	12/15/24	3,350	3,436
Boardwalk Pipelines LP	5.950%	6/1/26	5,520	5,991
BP Capital Markets plc	3.062%	3/17/22	2,500	2,521
BP Capital Markets plc	3.245%	5/6/22	16,386	16,684
BP Capital Markets plc	2.500%	11/6/22	12,598	12,313
BP Capital Markets plc	2.750%	5/10/23	17,713	17,388
BP Capital Markets plc	3.994%	9/26/23	6,800	7,137
BP Capital Markets plc	3.216%	11/28/23	6,000	6,004
BP Capital Markets plc	3.814%	2/10/24	7,327	7,573
BP Capital Markets plc	3.535%	11/4/24	2,539	2,569
BP Capital Markets plc	3.506%	3/17/25	11,319	11,404
BP Capital Markets plc	3.119%	5/4/26	11,450	11,105
Buckeye Partners LP	4.150%	7/1/23	4,550	4,609
Buckeye Partners LP	4.350%	10/15/24	175	178
Canadian Natural Resources Ltd.	3.800%	4/15/24	5,195	5,178
Canadian Natural Resources Ltd.	3.900%	2/1/25	635	636
Chevron Corp.	2.411%	3/3/22	8,825	8,743
Chevron Corp.	2.355%	12/5/22	19,420	19,041
Chevron Corp.	2.566%	5/16/23	2,052	2,022
Chevron Corp.	3.191%	6/24/23	17,290	17,688

61

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Chevron Corp.	3.326%	11/17/25	6,679	6,800
Chevron Corp.	2.954%	5/16/26	16,770	16,465
Cimarex Energy Co.	5.875%	5/1/22	5,799	6,031
Cimarex Energy Co.	4.375%	6/1/24	5,970	6,209
Columbia Pipeline Group Inc.	4.500%	6/1/25	8,050	8,446
ConocoPhillips Co.	2.400%	12/15/22	14,513	14,000
ConocoPhillips Co.	3.350%	11/15/24	10,200	10,200
ConocoPhillips Co.	4.950%	3/15/26	10,640	11,721
Devon Energy Corp.	3.250%	5/15/22	8,425	8,374
Devon Energy Corp.	5.850%	12/15/25	5,650	6,429
Dominion Gas Holdings LLC	3.550%	11/1/23	6,791	6,865
Dominion Gas Holdings LLC	3.600%	12/15/24	25	25
Enable Midstream Partners LP	3.900%	5/15/24	4,450	4,217
Enbridge Energy Partners LP	5.875%	10/15/25	2,500	2,805
Enbridge Inc.	4.000%	10/1/23	2,050	2,075
Enbridge Inc.	3.500%	6/10/24	6,660	6,469
Energy Transfer Partners LP	5.200%	2/1/22	13,752	14,715
Energy Transfer Partners LP	3.600%	2/1/23	10,258	10,066
Energy Transfer Partners LP	4.900%	2/1/24	4,000	4,157
Energy Transfer Partners LP	4.050%	3/15/25	11,950	11,818
Energy Transfer Partners LP	4.750%	1/15/26	4,017	4,142
EnLink Midstream Partners LP	4.400%	4/1/24	7,686	7,590
EnLink Midstream Partners LP	4.150%	6/1/25	3,025	2,908
EnLink Midstream Partners LP	4.850%	7/15/26	5,850	5,843
Enterprise Products Operating LLC	4.050%	2/15/22	4,043	4,273
Enterprise Products Operating LLC	3.350%	3/15/23	13,317	13,465
Enterprise Products Operating LLC	3.900%	2/15/24	5,800	5,971
Enterprise Products Operating LLC	3.750%	2/15/25	15,191	15,403
Enterprise Products Operating LLC	3.700%	2/15/26	2,000	2,008
EOG Resources Inc.	2.625%	3/15/23	8,055	7,805
EOG Resources Inc.	3.150%	4/1/25	3,745	3,665
EOG Resources Inc.	4.150%	1/15/26	7,450	7,793
EQT Midstream Partners LP	4.000%	8/1/24	3,300	3,251
Exxon Mobil Corp.	2.397%	3/6/22	14,009	13,923
Exxon Mobil Corp.	2.726%	3/1/23	16,000	16,009
Exxon Mobil Corp.	3.176%	3/15/24	1,950	1,972
Exxon Mobil Corp.	2.709%	3/6/25	12,400	12,096
Exxon Mobil Corp.	3.043%	3/1/26	18,470	18,387
FMC Technologies Inc.	3.450%	10/1/22	3,175	3,148
Gulf South Pipeline Co. LP	4.000%	6/15/22	3,475	3,517
Halliburton Co.	3.500%	8/1/23	7,171	7,298
Halliburton Co.	3.800%	11/15/25	18,475	18,781
Helmerich & Payne International Drilling Co.	4.650%	3/15/25	1,000	1,034
Hess Corp.	3.500%	7/15/24	1,500	1,441
HollyFrontier Corp.	5.875%	4/1/26	7,125	7,285
Husky Energy Inc.	3.950%	4/15/22	2,250	2,328
Husky Energy Inc.	4.000%	4/15/24	7,855	7,984
Kerr-McGee Corp.	6.950%	7/1/24	3,700	4,382
Kinder Morgan Energy Partners LP	4.150%	3/1/22	1,925	1,978
Kinder Morgan Energy Partners LP	3.950%	9/1/22	9,610	9,838
Kinder Morgan Energy Partners LP	3.450%	2/15/23	5,050	5,006
Kinder Morgan Energy Partners LP	3.500%	9/1/23	8,950	8,819
Kinder Morgan Energy Partners LP	4.150%	2/1/24	4,975	5,057
Kinder Morgan Energy Partners LP	4.300%	5/1/24	11,349	11,599
Kinder Morgan Energy Partners LP	4.250%	9/1/24	4,750	4,856
Kinder Morgan Inc.	4.300%	6/1/25	2,450	2,520
Magellan Midstream Partners LP	3.200%	3/15/25	3,825	3,730
Magellan Midstream Partners LP	5.000%	3/1/26	2,400	2,629
Marathon Oil Corp.	2.800%	11/1/22	7,450	7,087
Marathon Oil Corp.	3.850%	6/1/25	9,750	9,409
Marathon Petroleum Corp.	3.625%	9/15/24	3,650	3,608
MPLX LP	4.500%	7/15/23	15,600	15,834
MPLX LP	4.875%	12/1/24	6,867	7,022
MPLX LP	4.000%	2/15/25	250	241

62

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MPLX LP	4.875%	6/1/25	11,818	12,113
5 Nabors Industries Inc.	5.500%	1/15/23	2,000	2,083
Nabors Industries Inc.	5.100%	9/15/23	2,525	2,525
National Fuel Gas Co.	3.750%	3/1/23	4,525	4,401
National Fuel Gas Co.	5.200%	7/15/25	2,187	2,269
National Oilwell Varco Inc.	2.600%	12/1/22	12,268	11,357
Noble Energy Inc.	3.900%	11/15/24	7,395	7,445
Occidental Petroleum Corp.	3.125%	2/15/22	8,225	8,413
Occidental Petroleum Corp.	2.600%	4/15/22	1,725	1,719
Occidental Petroleum Corp.	2.700%	2/15/23	8,350	8,257
Occidental Petroleum Corp.	3.500%	6/15/25	3,738	3,793
Occidental Petroleum Corp.	3.400%	4/15/26	13,175	13,248
Oceaneering International Inc.	4.650%	11/15/24	2,825	2,779
ONEOK Partners LP	3.375%	10/1/22	8,319	8,347
ONEOK Partners LP	5.000%	9/15/23	2,000	2,174
ONEOK Partners LP	4.900%	3/15/25	4,100	4,394
Petro-Canada	7.875%	6/15/26	2,000	2,492
Phillips 66	4.300%	4/1/22	20,665	22,181
Phillips 66 Partners LP	3.605%	2/15/25	4,925	4,818
Phillips 66 Partners LP	3.550%	10/1/26	500	483
Pioneer Natural Resources Co.	3.950%	7/15/22	8,028	8,341
Pioneer Natural Resources Co.	4.450%	1/15/26	3,550	3,758
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	3,815	3,842
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	3,968	3,933
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	13,145	12,623
Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	8,575	8,868
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.875%	3/1/22	8,093	8,862
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.000%	10/1/22	4,600	4,853
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.500%	4/15/23	3,450	3,584
Regency Energy Partners LP / Regency Energy Finance
Corp.	4.500%	11/1/23	8,910	9,021
Sasol Financing International plc	4.500%	11/14/22	8,450	8,415
Schlumberger Investment SA	3.650%	12/1/23	10,535	11,010
Shell International Finance BV	2.375%	8/21/22	11,909	11,635
Shell International Finance BV	2.250%	1/6/23	10,925	10,525
Shell International Finance BV	3.400%	8/12/23	4,450	4,556
Shell International Finance BV	3.250%	5/11/25	17,325	17,262
Shell International Finance BV	2.875%	5/10/26	16,097	15,525
Shell International Finance BV	2.500%	9/12/26	8,550	8,007
Spectra Energy Capital LLC	3.300%	3/15/23	7,435	7,187
Spectra Energy Partners LP	4.750%	3/15/24	9,950	10,585
Spectra Energy Partners LP	3.500%	3/15/25	2,725	2,658
Spectra Energy Partners LP	3.375%	10/15/26	1,000	955
Suncor Energy Inc.	3.600%	12/1/24	5,925	6,023
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	2,525	2,486
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	4,950	4,990
Sunoco Logistics Partners Operations LP	5.950%	12/1/25	5,500	6,152
Sunoco Logistics Partners Operations LP	3.900%	7/15/26	6,000	5,800
5 Texas Eastern Transmission LP	2.800%	10/15/22	50	49
Total Capital Canada Ltd.	2.750%	7/15/23	8,475	8,390
Total Capital International SA	2.875%	2/17/22	6,985	7,043
Total Capital International SA	2.700%	1/25/23	11,900	11,775
Total Capital International SA	3.700%	1/15/24	9,815	10,229
Total Capital International SA	3.750%	4/10/24	7,989	8,356
TransCanada PipeLines Ltd.	2.500%	8/1/22	10,520	10,289
TransCanada PipeLines Ltd.	3.750%	10/16/23	6,050	6,266
TransCanada PipeLines Ltd.	4.875%	1/15/26	6,375	7,075
5 Transcontinental Gas Pipe Line Co. LLC	7.850%	2/1/26	50	63
Valero Energy Corp.	3.650%	3/15/25	3,950	3,909
Valero Energy Corp.	3.400%	9/15/26	9,865	9,447
Valero Energy Partners LP	4.375%	12/15/26	2,400	2,424

63

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Western Gas Partners LP	3.950%	6/1/25	6,500	6,404
Western Gas Partners LP	4.650%	7/1/26	5,014	5,185
Williams Partners LP	3.600%	3/15/22	13,770	13,834
Williams Partners LP	3.350%	8/15/22	9,275	9,125
Williams Partners LP	4.500%	11/15/23	3,000	3,078
Williams Partners LP	4.300%	3/4/24	8,127	8,202
Williams Partners LP	3.900%	1/15/25	11,100	10,875
Williams Partners LP	4.000%	9/15/25	11,491	11,349
Williams Partners LP / ACMP Finance Corp.	6.125%	7/15/22	100	103
Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	8,145	8,237
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	11,095	11,164
Other Industrial (0.1%)
CBRE Services Inc.	5.000%	3/15/23	5,608	5,769
CBRE Services Inc.	5.250%	3/15/25	5,300	5,439
CBRE Services Inc.	4.875%	3/1/26	4,460	4,454
Cintas Corp. No 2	3.250%	6/1/22	1,450	1,466
Fluor Corp.	3.500%	12/15/24	6,070	6,125
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	8,976	9,333
Technology (3.6%)
Adobe Systems Inc.	3.250%	2/1/25	8,295	8,277
Alphabet Inc.	3.375%	2/25/24	5,700	5,903
Alphabet Inc.	1.998%	8/15/26	10,000	9,129
Altera Corp.	4.100%	11/15/23	8,325	8,905
Amphenol Corp.	4.000%	2/1/22	1,950	2,038
Analog Devices Inc.	2.875%	6/1/23	6,016	5,931
Analog Devices Inc.	3.125%	12/5/23	4,300	4,267
Analog Devices Inc.	3.900%	12/15/25	4,925	5,026
Analog Devices Inc.	3.500%	12/5/26	7,300	7,222
Apple Inc.	2.150%	2/9/22	15,919	15,583
Apple Inc.	2.700%	5/13/22	12,559	12,594
Apple Inc.	2.850%	2/23/23	14,741	14,749
Apple Inc.	2.400%	5/3/23	45,942	44,726
Apple Inc.	3.450%	5/6/24	19,230	19,808
Apple Inc.	2.500%	2/9/25	11,789	11,286
Apple Inc.	3.200%	5/13/25	19,260	19,330
Apple Inc.	3.250%	2/23/26	29,513	29,559
Apple Inc.	2.450%	8/4/26	11,000	10,307
Applied Materials Inc.	3.900%	10/1/25	5,850	6,146
Arrow Electronics Inc.	3.500%	4/1/22	2,145	2,126
Arrow Electronics Inc.	4.500%	3/1/23	2,824	2,879
Arrow Electronics Inc.	4.000%	4/1/25	2,260	2,195
Autodesk Inc.	3.600%	12/15/22	1,550	1,549
Autodesk Inc.	4.375%	6/15/25	2,300	2,358
Avnet Inc.	4.875%	12/1/22	3,725	3,884
Avnet Inc.	4.625%	4/15/26	3,950	3,832
Baidu Inc.	3.500%	11/28/22	3,975	3,979
Baidu Inc.	4.125%	6/30/25	4,000	4,050
Broadridge Financial Solutions Inc.	3.400%	6/27/26	3,770	3,636
CA Inc.	4.500%	8/15/23	3,100	3,222
Cadence Design Systems Inc.	4.375%	10/15/24	2,275	2,243
Cisco Systems Inc.	3.000%	6/15/22	1,074	1,093
Cisco Systems Inc.	2.600%	2/28/23	4,750	4,699
Cisco Systems Inc.	3.625%	3/4/24	8,195	8,561
Cisco Systems Inc.	2.950%	2/28/26	14,325	14,155
Cisco Systems Inc.	2.500%	9/20/26	7,000	6,645
Corning Inc.	2.900%	5/15/22	2,500	2,513
Corning Inc.	3.700%	11/15/23	2,500	2,538
5 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	5.450%	6/15/23	36,980	39,254
5 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	6.020%	6/15/26	36,175	39,123
Dun & Bradstreet Corp.	4.375%	12/1/22	2,265	2,297
Equifax Inc.	3.300%	12/15/22	1,325	1,346
Equifax Inc.	3.250%	6/1/26	4,200	4,054
Fidelity National Information Services Inc.	5.000%	3/15/22	3,259	3,349

64

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Fidelity National Information Services Inc.	4.500%	10/15/22	2,550	2,711
Fidelity National Information Services Inc.	3.500%	4/15/23	8,742	8,806
Fidelity National Information Services Inc.	3.875%	6/5/24	11,620	11,819
Fidelity National Information Services Inc.	5.000%	10/15/25	20,925	22,686
Fidelity National Information Services Inc.	3.000%	8/15/26	5,112	4,797
Fiserv Inc.	3.500%	10/1/22	2,073	2,122
Fiserv Inc.	3.850%	6/1/25	10,650	10,826
Flex Ltd.	5.000%	2/15/23	3,000	3,171
Flex Ltd.	4.750%	6/15/25	3,750	3,955
Hewlett Packard Enterprise Co.	4.400%	10/15/22	15,171	15,851
Hewlett Packard Enterprise Co.	4.900%	10/15/25	21,700	22,243
HP Inc.	4.050%	9/15/22	2,031	2,095
Intel Corp.	3.100%	7/29/22	8,750	8,978
Intel Corp.	2.700%	12/15/22	12,235	12,265
Intel Corp.	3.700%	7/29/25	18,320	19,184
Intel Corp.	2.600%	5/19/26	1,475	1,422
International Business Machines Corp.	1.875%	8/1/22	12,330	11,780
International Business Machines Corp.	2.875%	11/9/22	10,970	11,017
International Business Machines Corp.	3.375%	8/1/23	9,650	9,853
International Business Machines Corp.	3.625%	2/12/24	16,750	17,372
International Business Machines Corp.	3.450%	2/19/26	10,881	11,103
Jabil Circuit Inc.	4.700%	9/15/22	1,700	1,738
Juniper Networks Inc.	4.500%	3/15/24	2,900	3,001
Juniper Networks Inc.	4.350%	6/15/25	2,025	2,041
Keysight Technologies Inc.	4.550%	10/30/24	4,850	4,787
KLA-Tencor Corp.	4.650%	11/1/24	8,289	8,750
Lam Research Corp.	3.800%	3/15/25	4,000	3,994
Maxim Integrated Products Inc.	3.375%	3/15/23	3,575	3,478
Microsoft Corp.	2.375%	2/12/22	14,770	14,700
Microsoft Corp.	2.650%	11/3/22	10,325	10,345
Microsoft Corp.	2.125%	11/15/22	6,958	6,763
Microsoft Corp.	2.375%	5/1/23	3,075	3,016
Microsoft Corp.	2.000%	8/8/23	13,050	12,460
Microsoft Corp.	3.625%	12/15/23	9,525	10,012
Microsoft Corp.	2.700%	2/12/25	19,245	18,819
Microsoft Corp.	3.125%	11/3/25	21,980	22,175
Microsoft Corp.	2.400%	8/8/26	32,998	30,989
Motorola Solutions Inc.	3.750%	5/15/22	6,165	6,217
Motorola Solutions Inc.	3.500%	3/1/23	6,300	6,146
Motorola Solutions Inc.	4.000%	9/1/24	8,500	8,505
NetApp Inc.	3.250%	12/15/22	100	100
NVIDIA Corp.	3.200%	9/16/26	8,050	7,699
Oracle Corp.	2.500%	5/15/22	15,837	15,669
Oracle Corp.	2.500%	10/15/22	26,061	25,722
Oracle Corp.	3.625%	7/15/23	5,250	5,472
Oracle Corp.	2.400%	9/15/23	21,325	20,597
Oracle Corp.	3.400%	7/8/24	18,601	18,898
Oracle Corp.	2.950%	5/15/25	9,470	9,257
Oracle Corp.	2.650%	7/15/26	31,050	29,387
Pitney Bowes Inc.	4.625%	3/15/24	4,220	4,140
QUALCOMM Inc.	3.000%	5/20/22	16,065	16,229
QUALCOMM Inc.	3.450%	5/20/25	15,000	15,251
Seagate HDD Cayman	4.750%	6/1/23	8,650	8,574
Seagate HDD Cayman	4.750%	1/1/25	6,430	6,076
Symantec Corp.	3.950%	6/15/22	3,650	3,593
Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	5,404	5,430
Texas Instruments Inc.	1.850%	5/15/22	1,000	963
Texas Instruments Inc.	2.250%	5/1/23	2,025	1,948
Total System Services Inc.	3.750%	6/1/23	3,800	3,791
Total System Services Inc.	4.800%	4/1/26	6,100	6,537
Trimble Navigation Ltd.	4.750%	12/1/24	1,650	1,660
Tyco Electronics Group SA	3.500%	2/3/22	4,929	5,069
Tyco Electronics Group SA	3.450%	8/1/24	1,200	1,207
Tyco Electronics Group SA	3.700%	2/15/26	3,350	3,391

65

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verisk Analytics Inc.	4.125%	9/12/22	4,675	4,816
Verisk Analytics Inc.	4.000%	6/15/25	8,332	8,427
Xerox Corp.	3.800%	5/15/24	2,450	2,352
Transportation (0.9%)
4 American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	2,909	2,996
4 American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	9,250	9,851
4 American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	3,130	3,052
4 BNSF Funding Trust I	6.613%	12/15/55	100	115
Burlington Northern Santa Fe LLC	3.050%	3/15/22	4,825	4,941
Burlington Northern Santa Fe LLC	3.050%	9/1/22	6,200	6,328
Burlington Northern Santa Fe LLC	3.000%	3/15/23	5,675	5,733
Burlington Northern Santa Fe LLC	3.850%	9/1/23	6,070	6,424
Burlington Northern Santa Fe LLC	3.750%	4/1/24	6,653	6,989
Burlington Northern Santa Fe LLC	3.400%	9/1/24	6,225	6,403
Burlington Northern Santa Fe LLC	3.000%	4/1/25	4,550	4,533
Burlington Northern Santa Fe LLC	3.650%	9/1/25	4,625	4,827
Burlington Northern Santa Fe LLC	7.000%	12/15/25	5,870	7,467
Canadian National Railway Co.	2.250%	11/15/22	1,495	1,450
Canadian National Railway Co.	2.950%	11/21/24	1,900	1,911
Canadian National Railway Co.	2.750%	3/1/26	1,900	1,849
Canadian Pacific Railway Co.	4.500%	1/15/22	2,350	2,528
Canadian Pacific Railway Co.	4.450%	3/15/23	4,180	4,469
Canadian Pacific Railway Co.	2.900%	2/1/25	1,300	1,278
Canadian Pacific Railway Co.	3.700%	2/1/26	2,200	2,262
4 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	4,093	4,538
4 Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	4,635	4,774
4 Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	5,549	5,688
CSX Corp.	3.700%	11/1/23	5,975	6,186
CSX Corp.	3.400%	8/1/24	2,620	2,664
CSX Corp.	3.350%	11/1/25	8,750	8,756
CSX Corp.	2.600%	11/1/26	1,650	1,544
4 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	5,327	6,112
FedEx Corp.	2.625%	8/1/22	3,593	3,578
FedEx Corp.	4.000%	1/15/24	5,051	5,310
FedEx Corp.	3.200%	2/1/25	4,200	4,176
FedEx Corp.	3.250%	4/1/26	8,500	8,413
4 Hawaiian Airlines 2013-1 Class A Pass Through
Certificates	3.900%	1/15/26	1,960	1,994
JB Hunt Transport Services Inc.	3.300%	8/15/22	2,601	2,598
JB Hunt Transport Services Inc.	3.850%	3/15/24	2,525	2,560
Kansas City Southern	3.000%	5/15/23	5,550	5,393
Kansas City Southern	3.125%	6/1/26	1,600	1,523
Norfolk Southern Corp.	3.000%	4/1/22	6,005	6,070
Norfolk Southern Corp.	2.903%	2/15/23	5,024	4,980
Norfolk Southern Corp.	3.850%	1/15/24	2,075	2,161
Norfolk Southern Corp.	5.590%	5/17/25	1,339	1,523
Norfolk Southern Corp.	2.900%	6/15/26	1,350	1,297
Southwest Airlines Co.	3.000%	11/15/26	3,100	2,915
4 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,525	1,691
Trinity Industries Inc.	4.550%	10/1/24	2,985	2,872
Union Pacific Corp.	4.163%	7/15/22	10,031	10,788
Union Pacific Corp.	2.950%	1/15/23	1,600	1,612
Union Pacific Corp.	2.750%	4/15/23	2,220	2,209
Union Pacific Corp.	3.646%	2/15/24	3,210	3,340
Union Pacific Corp.	3.750%	3/15/24	1,150	1,202
Union Pacific Corp.	3.250%	1/15/25	5,400	5,488
Union Pacific Corp.	3.250%	8/15/25	7,390	7,495
Union Pacific Corp.	2.750%	3/1/26	4,747	4,626
4 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	4,727	4,916
4 United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	4,668	4,773

66

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	5,522	5,543
United Parcel Service Inc.	2.450%	10/1/22	14,456	14,376
United Parcel Service Inc.	2.400%	11/15/26	1,750	1,654
4 US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	441	491
4 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	3,524	3,603
4 US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	956	1,013
				7,283,910
Utilities (2.4%)
Electric (2.2%)
5 AEP Transmission Co. LLC	3.100%	12/1/26	1,500	1,475
Alabama Power Co.	3.550%	12/1/23	1,600	1,677
Alabama Power Co.	2.800%	4/1/25	725	706
Ameren Corp.	3.650%	2/15/26	2,527	2,537
Ameren Illinois Co.	2.700%	9/1/22	3,965	3,974
Ameren Illinois Co.	3.250%	3/1/25	1,000	1,008
American Electric Power Co. Inc.	2.950%	12/15/22	1,520	1,529
Appalachian Power Co.	3.400%	6/1/25	2,000	2,023
Arizona Public Service Co.	3.350%	6/15/24	1,690	1,722
Arizona Public Service Co.	3.150%	5/15/25	4,750	4,757
Arizona Public Service Co.	2.550%	9/15/26	3,070	2,892
Avista Corp.	5.125%	4/1/22	50	54
Baltimore Gas & Electric Co.	2.800%	8/15/22	1,050	1,054
Baltimore Gas & Electric Co.	3.350%	7/1/23	4,499	4,602
Baltimore Gas & Electric Co.	2.400%	8/15/26	3,450	3,218
Berkshire Hathaway Energy Co.	3.750%	11/15/23	6,125	6,400
Berkshire Hathaway Energy Co.	3.500%	2/1/25	3,561	3,626
Black Hills Corp.	4.250%	11/30/23	798	839
Black Hills Corp.	3.950%	1/15/26	4,150	4,232
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	1,800	1,687
5 Cleco Corporate Holdings LLC	3.743%	5/1/26	6,100	6,002
Cleveland Electric Illuminating Co.	5.500%	8/15/24	250	284
CMS Energy Corp.	5.050%	3/15/22	3,550	3,887
CMS Energy Corp.	3.875%	3/1/24	6,395	6,644
CMS Energy Corp.	3.600%	11/15/25	250	253
CMS Energy Corp.	3.000%	5/15/26	2,500	2,403
Commonwealth Edison Co.	3.100%	11/1/24	1,550	1,551
Commonwealth Edison Co.	2.550%	6/15/26	6,950	6,612
Connecticut Light & Power Co.	2.500%	1/15/23	6,408	6,267
Consolidated Edison Co. of New York Inc.	2.900%	12/1/26	1,325	1,300
Consumers Energy Co.	2.850%	5/15/22	3,360	3,411
Consumers Energy Co.	3.375%	8/15/23	2,500	2,577
Consumers Energy Co.	3.125%	8/31/24	3,625	3,649
Delmarva Power & Light Co.	3.500%	11/15/23	4,875	5,013
Dominion Resources Inc.	2.750%	9/15/22	3,400	3,343
Dominion Resources Inc.	3.625%	12/1/24	6,055	6,090
Dominion Resources Inc.	3.900%	10/1/25	6,255	6,380
4 Dominion Resources Inc.	5.750%	10/1/54	4,600	4,727
Dominion Resources Inc./VA	2.850%	8/15/26	3,500	3,272
DTE Electric Co.	2.650%	6/15/22	2,875	2,892
DTE Electric Co.	3.650%	3/15/24	4,625	4,815
DTE Electric Co.	3.375%	3/1/25	1,675	1,712
DTE Energy Co.	3.300%	6/15/22	350	356
DTE Energy Co.	3.850%	12/1/23	275	284
DTE Energy Co.	3.500%	6/1/24	6,383	6,429
DTE Energy Co.	2.850%	10/1/26	6,800	6,310
Duke Energy Carolinas LLC	2.500%	3/15/23	3,435	3,397
Duke Energy Carolinas LLC	2.950%	12/1/26	3,000	2,947
Duke Energy Corp.	3.050%	8/15/22	5,947	5,973
Duke Energy Corp.	3.950%	10/15/23	3,612	3,780
Duke Energy Corp.	3.750%	4/15/24	11,475	11,821
Duke Energy Corp.	2.650%	9/1/26	5,750	5,361
Duke Energy Ohio Inc.	3.800%	9/1/23	2,565	2,689
Duke Energy Progress LLC	2.800%	5/15/22	4,129	4,171

67

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Progress LLC	3.250%	8/15/25	4,869	4,939
Edison International	2.950%	3/15/23	3,200	3,179
5 Emera US Finance LP	3.550%	6/15/26	6,075	5,946
Enel Americas SA	4.000%	10/25/26	1,000	955
Enel Generacion Chile SA	4.250%	4/15/24	765	785
Entergy Arkansas Inc.	3.050%	6/1/23	4,610	4,623
Entergy Arkansas Inc.	3.700%	6/1/24	1,000	1,035
Entergy Arkansas Inc.	3.500%	4/1/26	4,372	4,452
Entergy Corp.	4.000%	7/15/22	2,000	2,092
Entergy Corp.	2.950%	9/1/26	4,480	4,195
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	5,970	6,919
Entergy Louisiana LLC	4.050%	9/1/23	4,750	4,973
Entergy Louisiana LLC	5.400%	11/1/24	1,575	1,811
Entergy Louisiana LLC	4.440%	1/15/26	525	569
Entergy Louisiana LLC	2.400%	10/1/26	2,475	2,306
Entergy Mississippi Inc.	3.100%	7/1/23	1,225	1,201
Eversource Energy	2.800%	5/1/23	2,325	2,283
Eversource Energy	3.150%	1/15/25	3,610	3,560
Eversource Energy	3.350%	3/15/26	2,420	2,390
Exelon Corp.	3.950%	6/15/25	11,413	11,702
Exelon Corp.	3.400%	4/15/26	5,850	5,731
Exelon Generation Co. LLC	4.250%	6/15/22	4,993	5,163
FirstEnergy Corp.	4.250%	3/15/23	6,000	6,198
Florida Power & Light Co.	2.750%	6/1/23	7,550	7,550
Florida Power & Light Co.	3.250%	6/1/24	2,475	2,529
Florida Power & Light Co.	3.125%	12/1/25	950	959
5 Fortis Inc.	3.055%	10/4/26	13,641	12,724
Georgia Power Co.	2.850%	5/15/22	4,300	4,293
Georgia Power Co.	3.250%	4/1/26	3,300	3,313
Great Plains Energy Inc.	5.292%	6/15/22	2,500	2,709
Indiana Michigan Power Co.	3.200%	3/15/23	1,825	1,841
Interstate Power & Light Co.	3.400%	8/15/25	2,925	2,951
ITC Holdings Corp.	4.050%	7/1/23	900	924
ITC Holdings Corp.	3.650%	6/15/24	5,320	5,330
ITC Holdings Corp.	3.250%	6/30/26	2,325	2,256
Kansas City Power & Light Co.	3.150%	3/15/23	3,140	3,114
Kentucky Utilities Co.	3.300%	10/1/25	2,100	2,134
Louisville Gas & Electric Co.	3.300%	10/1/25	2,900	2,924
MidAmerican Energy Co.	3.700%	9/15/23	900	942
MidAmerican Energy Co.	3.500%	10/15/24	3,820	3,943
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	4,950	5,053
National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	4,400	4,367
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	4,650	4,542
National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	3,875	3,899
4 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	2,100	2,106
4 National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	3,575	3,730
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	1,600	1,625
Northern States Power Co.	2.150%	8/15/22	750	733
Northern States Power Co.	2.600%	5/15/23	1,300	1,285
NSTAR Electric Co.	2.375%	10/15/22	2,075	2,036
NSTAR Electric Co.	3.250%	11/15/25	2,650	2,656
NSTAR Electric Co.	2.700%	6/1/26	2,750	2,624
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	3,500	3,735
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	2,580	3,147
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	2,150	2,127
Pacific Gas & Electric Co.	2.450%	8/15/22	3,170	3,128
Pacific Gas & Electric Co.	3.250%	6/15/23	2,650	2,701
Pacific Gas & Electric Co.	3.850%	11/15/23	350	369
Pacific Gas & Electric Co.	3.750%	2/15/24	8,135	8,481
Pacific Gas & Electric Co.	3.400%	8/15/24	4,700	4,792
Pacific Gas & Electric Co.	3.500%	6/15/25	5,075	5,210
Pacific Gas & Electric Co.	2.950%	3/1/26	5,462	5,346
PacifiCorp	2.950%	2/1/22	5,632	5,732
PacifiCorp	3.600%	4/1/24	3,575	3,714

68

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PacifiCorp	3.350%	7/1/25	1,925	1,952
PECO Energy Co.	2.375%	9/15/22	2,450	2,404
Potomac Electric Power Co.	3.600%	3/15/24	250	258
PPL Capital Funding Inc.	4.200%	6/15/22	7,371	7,769
PPL Capital Funding Inc.	3.500%	12/1/22	1,760	1,793
PPL Capital Funding Inc.	3.400%	6/1/23	3,975	3,982
PPL Capital Funding Inc.	3.950%	3/15/24	1,225	1,267
PPL Capital Funding Inc.	3.100%	5/15/26	6,625	6,328
Progress Energy Inc.	3.150%	4/1/22	6,575	6,630
PSEG Power LLC	4.300%	11/15/23	1,500	1,550
Public Service Co. of Colorado	2.250%	9/15/22	1,250	1,229
Public Service Co. of Colorado	2.500%	3/15/23	1,325	1,304
Public Service Co. of Colorado	2.900%	5/15/25	3,200	3,165
Public Service Co. of New Hampshire	3.500%	11/1/23	1,550	1,582
Public Service Co. of New Mexico	3.850%	8/1/25	1,650	1,709
Public Service Electric & Gas Co.	2.375%	5/15/23	7,429	7,255
Public Service Electric & Gas Co.	3.150%	8/15/24	2,550	2,574
Public Service Electric & Gas Co.	3.050%	11/15/24	3,000	3,021
Public Service Electric & Gas Co.	3.000%	5/15/25	3,315	3,310
Public Service Electric & Gas Co.	2.250%	9/15/26	3,375	3,131
Puget Energy Inc.	5.625%	7/15/22	7,050	7,803
Puget Energy Inc.	3.650%	5/15/25	6,015	5,921
San Diego Gas & Electric Co.	3.600%	9/1/23	4,573	4,782
San Diego Gas & Electric Co.	2.500%	5/15/26	5,350	5,120
SCANA Corp.	4.125%	2/1/22	5,165	5,291
Scottish Power Ltd.	5.810%	3/15/25	900	992
Sierra Pacific Power Co.	3.375%	8/15/23	3,750	3,838
Sierra Pacific Power Co.	2.600%	5/1/26	2,950	2,820
4 Southern California Edison Co.	1.845%	2/1/22	2,475	2,438
Southern California Edison Co.	2.400%	2/1/22	1,425	1,425
Southern California Edison Co.	3.500%	10/1/23	2,225	2,310
Southern Co.	2.950%	7/1/23	11,375	11,219
Southern Co.	3.250%	7/1/26	14,040	13,648
4 Southern Co.	5.500%	3/15/57	4,250	4,282
Southern Power Co.	4.150%	12/1/25	4,200	4,349
Southwestern Electric Power Co.	3.550%	2/15/22	1,575	1,631
Southwestern Electric Power Co.	2.750%	10/1/26	3,000	2,827
Southwestern Public Service Co.	3.300%	6/15/24	2,200	2,229
System Energy Resources Inc.	4.100%	4/1/23	2,200	2,253
Tampa Electric Co.	2.600%	9/15/22	2,600	2,556
TransAlta Corp.	4.500%	11/15/22	2,500	2,447
Tri-State Generation & Transmission Assn. Inc.	3.700%	11/1/24	1,325	1,347
Tucson Electric Power Co.	3.050%	3/15/25	750	713
Union Electric Co.	3.500%	4/15/24	3,625	3,728
Virginia Electric & Power Co.	2.950%	1/15/22	3,700	3,748
Virginia Electric & Power Co.	3.450%	9/1/22	1,550	1,605
Virginia Electric & Power Co.	2.750%	3/15/23	1,600	1,586
Virginia Electric & Power Co.	3.450%	2/15/24	1,975	2,028
Virginia Electric & Power Co.	3.100%	5/15/25	4,850	4,815
Virginia Electric & Power Co.	3.150%	1/15/26	3,100	3,074
Virginia Electric & Power Co.	2.950%	11/15/26	4,250	4,133
WEC Energy Group Inc.	3.550%	6/15/25	3,225	3,284
Westar Energy Inc.	3.250%	12/1/25	2,375	2,373
Westar Energy Inc.	2.550%	7/1/26	3,150	2,959
Wisconsin Electric Power Co.	3.100%	6/1/25	1,620	1,615
Wisconsin Power & Light Co.	2.250%	11/15/22	1,850	1,804
Xcel Energy Inc.	2.600%	3/15/22	3,100	3,087
Xcel Energy Inc.	3.300%	6/1/25	5,000	4,996
Xcel Energy Inc.	3.350%	12/1/26	4,300	4,293
Natural Gas (0.2%)
Laclede Gas Co.	3.400%	8/15/23	1,375	1,400
NiSource Finance Corp.	6.125%	3/1/22	7,254	8,363
Nisource Finance Corp.	3.850%	2/15/23	1,675	1,729

69

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ONE Gas Inc.	3.610%	2/1/24	1,845	1,881
Sempra Energy	2.875%	10/1/22	4,004	3,962
Sempra Energy	4.050%	12/1/23	6,500	6,782
Sempra Energy	3.750%	11/15/25	7,085	7,165
Southern California Gas Co.	2.600%	6/15/26	11,000	10,544
Southern Co. Gas Capital Corp.	2.450%	10/1/23	2,350	2,249
Southern Co. Gas Capital Corp.	3.875%	11/15/25	1,100	1,128
Southern Co. Gas Capital Corp.	3.250%	6/15/26	1,325	1,296
Other Utility (0.0%)
American Water Capital Corp.	3.850%	3/1/24	2,525	2,657
American Water Capital Corp.	3.400%	3/1/25	6,893	7,046
American Water Capital Corp.	3.000%	12/1/26	1,000	982

				677,961

Total Corporate Bonds (Cost $12,054,752)				12,002,194

Sovereign Bonds (5.9%)
Asian Development Bank	1.875%	2/18/22	23,250	22,852
Asian Development Bank	2.000%	1/22/25	12,050	11,537
Asian Development Bank	2.000%	4/24/26	5,000	4,738
Asian Development Bank	1.750%	8/14/26	15,000	13,898
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	16,825	16,275
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	16,975	16,543
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	18,950	19,514
Corp. Andina de Fomento	4.375%	6/15/22	12,670	13,337
Ecopetrol SA	5.875%	9/18/23	11,550	12,229
Ecopetrol SA	4.125%	1/16/25	10,693	10,105
Ecopetrol SA	5.375%	6/26/26	15,000	15,000
Emirates Telecommunications Group Co. PJSC	3.500%	6/18/24	2,000	1,996
European Bank for Reconstruction & Development	1.875%	2/23/22	8,775	8,616
European Investment Bank	2.250%	8/15/22	25,425	25,292
European Investment Bank	3.250%	1/29/24	25,975	27,212
European Investment Bank	2.500%	10/15/24	6,825	6,791
European Investment Bank	1.875%	2/10/25	32,400	30,626
European Investment Bank	2.125%	4/13/26	6,400	6,100
Export-Import Bank of Korea	5.000%	4/11/22	6,400	7,061
Export-Import Bank of Korea	4.000%	1/14/24	4,900	5,129
Export-Import Bank of Korea	2.875%	1/21/25	12,300	11,908
Export-Import Bank of Korea	3.250%	11/10/25	9,000	8,952
Export-Import Bank of Korea	2.625%	5/26/26	12,500	11,814
Export-Import Bank of Korea	3.250%	8/12/26	3,900	3,878
Hydro-Quebec	8.400%	1/15/22	4,825	6,032
Hydro-Quebec	8.050%	7/7/24	8,825	11,551
Inter-American Development Bank	1.750%	4/14/22	23,400	22,833
Inter-American Development Bank	3.000%	10/4/23	10,800	11,195
Inter-American Development Bank	3.000%	2/21/24	22,000	22,743
Inter-American Development Bank	2.125%	1/15/25	20,300	19,663
Inter-American Development Bank	7.000%	6/15/25	750	966
Inter-American Development Bank	2.000%	6/2/26	12,900	12,206
International Bank for Reconstruction & Development	1.625%	2/10/22	30,900	30,108
International Bank for Reconstruction & Development	1.875%	10/7/22	1,550	1,516
International Bank for Reconstruction & Development	7.625%	1/19/23	2,307	2,985
International Bank for Reconstruction & Development	1.750%	4/19/23	21,150	20,376
International Bank for Reconstruction & Development	2.500%	11/25/24	46,300	46,169
International Bank for Reconstruction & Development	2.125%	3/3/25	100	97
International Bank for Reconstruction & Development	2.500%	7/29/25	33,950	33,665
International Bank for Reconstruction & Development	8.875%	3/1/26	1,000	1,448
International Bank for Reconstruction & Development	1.875%	10/27/26	1,500	1,406
International Finance Corp.	2.125%	4/7/26	10,400	9,939
6 Japan Bank for International Cooperation	3.375%	7/31/23	2,775	2,885
6 Japan Bank for International Cooperation	3.000%	5/29/24	6,700	6,811
6 Japan Bank for International Cooperation	2.125%	2/10/25	11,000	10,435
6 Japan Bank for International Cooperation	2.500%	5/28/25	9,500	9,225
6 Japan Bank for International Cooperation	2.750%	1/21/26	10,000	9,905

70

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
6 Japan Bank for International Cooperation	2.375%	4/20/26	6,000	5,745
6 Japan Bank for International Cooperation	2.250%	11/4/26	30,000	28,219
7 KFW	2.625%	1/25/22	34,780	35,400
7 KFW	2.000%	10/4/22	15,550	15,251
7 KFW	2.125%	1/17/23	32,125	31,668
7 KFW	2.500%	11/20/24	32,900	32,737
7 KFW	2.000%	5/2/25	16,950	16,193
Korea Development Bank	3.000%	9/14/22	9,550	9,609
Korea Development Bank	3.750%	1/22/24	7,050	7,252
Korea Development Bank	3.000%	1/13/26	10,000	9,768
Korea Development Bank	2.000%	9/12/26	8,250	7,405
7 Landwirtschaftliche Rentenbank	2.000%	1/13/25	14,000	13,376
7 Landwirtschaftliche Rentenbank	2.375%	6/10/25	11,250	11,034
7 Landwirtschaftliche Rentenbank	1.750%	7/27/26	14,625	13,461
North American Development Bank	2.400%	10/26/22	2,500	2,427
4 Oriental Republic of Uruguay	8.000%	11/18/22	3,830	4,740
4 Oriental Republic of Uruguay	4.500%	8/14/24	12,725	13,202
Petroleos Mexicanos	4.875%	1/24/22	34,600	34,961
5 Petroleos Mexicanos	5.375%	3/13/22	7,000	7,154
Petroleos Mexicanos	3.500%	1/30/23	24,860	22,855
5 Petroleos Mexicanos	4.625%	9/21/23	7,000	6,813
Petroleos Mexicanos	4.875%	1/18/24	20,100	19,546
4 Petroleos Mexicanos	2.290%	2/15/24	1,425	1,413
Petroleos Mexicanos	4.250%	1/15/25	7,650	7,059
Petroleos Mexicanos	4.500%	1/23/26	7,550	6,881
5 Petroleos Mexicanos	6.875%	8/4/26	9,500	10,049
Petroleos Mexicanos	6.875%	8/4/26	5,000	5,289
Province of British Columbia	2.000%	10/23/22	12,150	11,849
Province of British Columbia	6.500%	1/15/26	1,935	2,446
Province of British Columbia	2.250%	6/2/26	6,800	6,449
Province of Manitoba	2.100%	9/6/22	4,400	4,314
Province of Manitoba	3.050%	5/14/24	13,600	13,834
Province of Manitoba	2.125%	6/22/26	4,000	3,726
Province of Nova Scotia	8.250%	7/30/22	4,700	5,896
Province of Ontario	2.450%	6/29/22	12,150	12,106
Province of Ontario	3.200%	5/16/24	11,150	11,415
Province of Ontario	2.500%	4/27/26	7,500	7,215
Province of Quebec	2.625%	2/13/23	7,075	7,077
Province of Quebec	7.125%	2/9/24	6,125	7,618
Province of Quebec	2.875%	10/16/24	12,300	12,287
Province of Quebec	2.500%	4/20/26	24,000	22,883
Republic of Chile	2.250%	10/30/22	4,225	4,048
Republic of Chile	3.125%	1/21/26	19,663	19,319
4 Republic of Colombia	2.625%	3/15/23	12,725	11,974
Republic of Colombia	4.000%	2/26/24	23,250	23,448
Republic of Colombia	8.125%	5/21/24	5,690	7,070
4 Republic of Colombia	4.500%	1/28/26	9,461	9,731
Republic of Finland	6.950%	2/15/26	695	893
Republic of Hungary	5.375%	2/21/23	31,030	33,590
Republic of Hungary	5.750%	11/22/23	10,782	11,955
Republic of Hungary	5.375%	3/25/24	10,750	11,744
Republic of Italy	6.875%	9/27/23	24,850	28,994
Republic of Korea	3.875%	9/11/23	9,710	10,403
Republic of Korea	5.625%	11/3/25	1,775	2,145
4 Republic of Panama	4.000%	9/22/24	10,400	10,582
4 Republic of Panama	3.750%	3/16/25	15,250	15,136
Republic of Panama	7.125%	1/29/26	4,430	5,515
Republic of Peru	7.350%	7/21/25	16,900	21,770
Republic of Poland	5.000%	3/23/22	28,821	31,379
Republic of Poland	3.000%	3/17/23	12,455	12,190
Republic of Poland	4.000%	1/22/24	19,318	19,753
Republic of Poland	3.250%	4/6/26	13,400	12,847
Republic of South Africa	5.875%	5/30/22	4,800	5,226
Republic of South Africa	4.665%	1/17/24	25,570	25,570

71

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of South Africa	5.875%	9/16/25	10,950	11,675
	Republic of South Africa	4.875%	4/14/26	5,600	5,579
	Republic of the Philippines	4.200%	1/21/24	11,950	12,831
	Republic of the Philippines	9.500%	10/21/24	5,400	7,810
	Republic of the Philippines	10.625%	3/16/25	10,105	15,524
	Republic of the Philippines	5.500%	3/30/26	8,725	10,274
	State of Israel	4.000%	6/30/22	11,475	12,261
	State of Israel	3.150%	6/30/23	9,800	9,956
	State of Israel	2.875%	3/16/26	10,000	9,861
	Statoil ASA	3.150%	1/23/22	8,345	8,497
	Statoil ASA	2.450%	1/17/23	13,542	13,192
	Statoil ASA	2.650%	1/15/24	18,650	18,228
	Statoil ASA	3.250%	11/10/24	6,562	6,630
	United Mexican States	3.625%	3/15/22	29,648	29,765
	United Mexican States	4.000%	10/2/23	38,955	39,159
	United Mexican States	3.600%	1/30/25	30,855	29,804
	United Mexican States	4.125%	1/21/26	11,200	11,146
	United Mexican States	11.500%	5/15/26	500	800

Total Sovereign Bonds (Cost $1,732,484)					1,702,458

Taxable Municipal Bonds (0.2%)
	Alabama Economic Settlement Authority BP
	Settlement Revenue	3.163%	9/15/25	2,300	2,313
	California GO	6.650%	3/1/22	3,500	4,143
	Energy Northwest Washington Electric Revenue
	(Columbia Generating Station)	2.814%	7/1/24	4,000	3,988
	George Washington University District of Columbia GO	3.485%	9/15/22	2,500	2,566
	Georgia GO	4.503%	11/1/25	3,825	4,211
	Illinois GO	4.950%	6/1/23	8,954	9,156
8	New Jersey Economic Development Authority Lease
	Revenue	0.000%	2/15/22	5,000	4,131
	Oregon GO	5.762%	6/1/23	1,950	2,195
	Pennsylvania GO	4.650%	2/15/26	1,975	2,142
	Philadelphia PA Industrial Development Authority City
	Service Agreement Revenue	3.964%	4/15/26	1,000	980
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,930	3,515
	South Carolina Public Service Authority Revenue	2.388%	12/1/23	3,100	3,004
	Texas Transportation Commission Revenue	5.028%	4/1/26	1,000	1,144
	Utah GO	4.554%	7/1/24	4,895	5,420
	Utah GO	3.539%	7/1/25	65	68
8	Wisconsin GO	5.700%	5/1/26	3,245	3,783

Total Taxable Municipal Bonds (Cost $53,036)					52,759

				Shares

Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
9	Vanguard Market Liquidity Fund (Cost
	$72,773)	0.823%		727,677	72,775

Total Investments (99.5%) (Cost $29,036,282)					28,623,818
Other Assets and Liabilities Net (0.5%)					147,525
Net Assets (100%)					28,771,343

72

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2016

1	U.S. government-guaranteed.
2	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3

The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the aggregate value of these securities was $192,580,000, representing 0.7% of net assets.

6	Guaranteed by the Government of Japan.
7	Guaranteed by the Federal Republic of Germany.
8	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO General Obligation Bond. REIT Real Estate Investment Trust.

73

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (38.8%)
U.S. Government Securities (36.9%)
	United States Treasury Note/Bond	1.500%	8/15/26	1,175	1,079
	United States Treasury Note/Bond	2.000%	11/15/26	37,100	35,645
	United States Treasury Note/Bond	6.500%	11/15/26	1,336	1,807
	United States Treasury Note/Bond	6.375%	8/15/27	13,104	17,815
	United States Treasury Note/Bond	6.125%	11/15/27	8,571	11,487
	United States Treasury Note/Bond	5.500%	8/15/28	18,690	24,160
	United States Treasury Note/Bond	5.250%	11/15/28	32,805	41,698
	United States Treasury Note/Bond	5.250%	2/15/29	31,706	40,465
	United States Treasury Note/Bond	6.125%	8/15/29	17,570	24,238
	United States Treasury Note/Bond	6.250%	5/15/30	24,490	34,585
	United States Treasury Note/Bond	5.375%	2/15/31	52,545	69,860
	United States Treasury Note/Bond	4.500%	2/15/36	56,535	71,437
	United States Treasury Note/Bond	4.750%	2/15/37	16,810	21,840
	United States Treasury Note/Bond	5.000%	5/15/37	25,169	33,746
	United States Treasury Note/Bond	4.375%	2/15/38	21,653	26,863
	United States Treasury Note/Bond	4.500%	5/15/38	22,550	28,431
	United States Treasury Note/Bond	3.500%	2/15/39	40,667	44,390
	United States Treasury Note/Bond	4.250%	5/15/39	45,162	54,744
	United States Treasury Note/Bond	4.500%	8/15/39	42,381	53,142
	United States Treasury Note/Bond	4.375%	11/15/39	50,480	62,209
	United States Treasury Note/Bond	4.625%	2/15/40	60,271	76,902
	United States Treasury Note/Bond	4.375%	5/15/40	62,098	76,584
	United States Treasury Note/Bond	3.875%	8/15/40	44,805	51,365
	United States Treasury Note/Bond	4.250%	11/15/40	28,905	35,029
	United States Treasury Note/Bond	4.750%	2/15/41	60,480	78,718
	United States Treasury Note/Bond	4.375%	5/15/41	45,545	56,270
	United States Treasury Note/Bond	3.750%	8/15/41	19,950	22,438
	United States Treasury Note/Bond	3.125%	11/15/41	46,732	47,353
	United States Treasury Note/Bond	3.125%	2/15/42	54,627	55,352
	United States Treasury Note/Bond	3.000%	5/15/42	22,330	22,107
	United States Treasury Note/Bond	2.750%	8/15/42	79,153	74,639
	United States Treasury Note/Bond	2.750%	11/15/42	133,123	125,468
	United States Treasury Note/Bond	3.125%	2/15/43	114,640	115,948
	United States Treasury Note/Bond	2.875%	5/15/43	157,455	151,821
	United States Treasury Note/Bond	3.625%	8/15/43	107,700	119,244
	United States Treasury Note/Bond	3.750%	11/15/43	123,865	140,219
	United States Treasury Note/Bond	3.625%	2/15/44	142,444	157,623
	United States Treasury Note/Bond	3.375%	5/15/44	116,587	123,455
	United States Treasury Note/Bond	3.125%	8/15/44	118,838	120,045
	United States Treasury Note/Bond	3.000%	11/15/44	149,556	147,453
	United States Treasury Note/Bond	2.500%	2/15/45	154,567	137,419
	United States Treasury Note/Bond	3.000%	5/15/45	137,205	135,105
	United States Treasury Note/Bond	2.875%	8/15/45	132,712	127,466
	United States Treasury Note/Bond	3.000%	11/15/45	84,750	83,426
	United States Treasury Note/Bond	2.500%	2/15/46	126,332	112,060
	United States Treasury Note/Bond	2.500%	5/15/46	122,591	108,742
	United States Treasury Note/Bond	2.250%	8/15/46	138,998	116,650
	United States Treasury Note/Bond	2.875%	11/15/46	93,400	89,985
					3,408,527
Agency Bonds and Notes (1.9%)
1	Federal Home Loan Banks	5.625%	3/14/36	1,000	1,305
1	Federal Home Loan Banks	5.500%	7/15/36	7,080	9,258
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	1,890	2,612
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	16,260	22,874
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	16,422	22,557
2	Federal National Mortgage Assn.	6.250%	5/15/29	16,280	21,653
2	Federal National Mortgage Assn.	7.125%	1/15/30	9,175	13,134
2	Federal National Mortgage Assn.	7.250%	5/15/30	7,935	11,483
2	Federal National Mortgage Assn.	6.625%	11/15/30	9,050	12,549
2	Federal National Mortgage Assn.	5.625%	7/15/37	6,080	8,086
2	Federal National Mortgage Assn.	6.210%	8/6/38	700	987

74

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Tennessee Valley Authority	7.125%	5/1/30	3,970	5,602
1 Tennessee Valley Authority	4.650%	6/15/35	4,510	5,256
1 Tennessee Valley Authority	5.880%	4/1/36	4,535	5,907
1 Tennessee Valley Authority	5.980%	4/1/36	1,000	1,318
1 Tennessee Valley Authority	6.150%	1/15/38	2,450	3,299
1 Tennessee Valley Authority	5.500%	6/15/38	1,175	1,494
1 Tennessee Valley Authority	5.250%	9/15/39	7,645	9,491
1 Tennessee Valley Authority	3.500%	12/15/42	3,150	3,065
1 Tennessee Valley Authority	4.875%	1/15/48	2,650	3,043
1 Tennessee Valley Authority	5.375%	4/1/56	1,950	2,436
1 Tennessee Valley Authority	4.625%	9/15/60	1,400	1,542
1 Tennessee Valley Authority	4.250%	9/15/65	3,500	3,563

				172,514

Total U.S. Government and Agency Obligations (Cost $3,578,567)				3,581,041

Corporate Bonds (50.7%)
Finance (8.7%)
Banking (4.7%)
American Express Co.	4.050%	12/3/42	2,431	2,343
Bank of America Corp.	3.248%	10/21/27	8,800	8,388
Bank of America Corp.	4.183%	11/25/27	7,000	6,977
Bank of America Corp.	6.750%	6/1/28	425	503
Bank of America Corp.	6.110%	1/29/37	6,650	7,763
Bank of America Corp.	7.750%	5/14/38	5,945	8,210
Bank of America Corp.	5.875%	2/7/42	4,760	5,745
Bank of America Corp.	5.000%	1/21/44	6,976	7,574
Bank of America Corp.	4.875%	4/1/44	3,400	3,676
Bank of America Corp.	4.750%	4/21/45	1,900	1,923
Bank of America NA	6.000%	10/15/36	3,400	4,087
Bank of New York Mellon Corp.	3.000%	10/30/28	1,000	945
Bank One Capital III	8.750%	9/1/30	425	597
Bank One Corp.	8.000%	4/29/27	185	240
Barclays plc	5.250%	8/17/45	4,500	4,833
Citigroup Inc.	4.400%	6/10/25	5,575	5,673
Citigroup Inc.	4.450%	9/29/27	6,049	6,152
Citigroup Inc.	6.625%	1/15/28	625	742
Citigroup Inc.	4.125%	7/25/28	5,300	5,207
Citigroup Inc.	6.625%	6/15/32	3,350	4,060
Citigroup Inc.	6.000%	10/31/33	4,025	4,557
Citigroup Inc.	6.125%	8/25/36	5,033	5,838
Citigroup Inc.	8.125%	7/15/39	6,435	9,511
Citigroup Inc.	5.875%	1/30/42	4,285	5,056
Citigroup Inc.	6.675%	9/13/43	2,566	3,257
Citigroup Inc.	4.950%	11/7/43	3,508	3,678
Citigroup Inc.	5.300%	5/6/44	3,450	3,688
Citigroup Inc.	4.750%	5/18/46	750	749
Cooperatieve Rabobank UA	5.250%	5/24/41	6,675	7,803
Cooperatieve Rabobank UA	5.750%	12/1/43	1,600	1,852
Cooperatieve Rabobank UA	5.250%	8/4/45	4,300	4,668
Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	5,625	5,758
Credit Suisse USA Inc.	7.125%	7/15/32	2,400	3,126
Fifth Third Bancorp	8.250%	3/1/38	3,420	4,792
First Republic Bank	4.375%	8/1/46	1,200	1,095
Goldman Sachs Capital I	6.345%	2/15/34	5,175	6,113
Goldman Sachs Group Inc.	5.950%	1/15/27	4,008	4,563
Goldman Sachs Group Inc.	6.125%	2/15/33	7,550	9,118
Goldman Sachs Group Inc.	6.450%	5/1/36	2,100	2,480
Goldman Sachs Group Inc.	6.750%	10/1/37	18,190	22,291
Goldman Sachs Group Inc.	6.250%	2/1/41	7,470	9,251
Goldman Sachs Group Inc.	4.800%	7/8/44	7,075	7,418
Goldman Sachs Group Inc.	5.150%	5/22/45	6,700	7,017
Goldman Sachs Group Inc.	4.750%	10/21/45	4,200	4,409
HSBC Bank USA NA	5.875%	11/1/34	4,390	5,076

75

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Bank USA NA	5.625%	8/15/35	2,025	2,288
HSBC Bank USA NA	7.000%	1/15/39	2,850	3,752
HSBC Holdings plc	7.625%	5/17/32	1,100	1,423
HSBC Holdings plc	7.350%	11/27/32	200	247
HSBC Holdings plc	6.500%	5/2/36	6,200	7,542
HSBC Holdings plc	6.500%	9/15/37	8,950	11,117
HSBC Holdings plc	6.800%	6/1/38	1,540	1,937
HSBC Holdings plc	6.100%	1/14/42	3,370	4,156
HSBC Holdings plc	5.250%	3/14/44	6,565	7,008
JPMorgan Chase & Co.	4.250%	10/1/27	4,820	4,933
JPMorgan Chase & Co.	3.625%	12/1/27	2,250	2,174
JPMorgan Chase & Co.	6.400%	5/15/38	6,800	8,792
JPMorgan Chase & Co.	5.500%	10/15/40	5,825	6,838
JPMorgan Chase & Co.	5.600%	7/15/41	5,325	6,375
JPMorgan Chase & Co.	5.400%	1/6/42	5,104	5,975
JPMorgan Chase & Co.	5.625%	8/16/43	3,550	4,074
JPMorgan Chase & Co.	4.850%	2/1/44	2,425	2,678
JPMorgan Chase & Co.	4.950%	6/1/45	9,364	9,986
KeyBank NA	6.950%	2/1/28	1,018	1,249
Lloyds Banking Group plc	5.300%	12/1/45	2,000	2,056
Morgan Stanley	3.950%	4/23/27	7,050	6,967
Morgan Stanley	7.250%	4/1/32	2,025	2,736
Morgan Stanley	6.375%	7/24/42	6,025	7,696
Morgan Stanley	4.300%	1/27/45	12,120	12,000
Regions Bank	6.450%	6/26/37	1,850	2,049
Regions Financial Corp.	7.375%	12/10/37	1,350	1,650
Wachovia Bank NA	5.850%	2/1/37	3,000	3,500
Wachovia Corp.	7.500%	4/15/35	1,940	2,500
Wachovia Corp.	5.500%	8/1/35	1,585	1,751
Wachovia Corp.	6.550%	10/15/35	125	151
Wells Fargo & Co.	4.300%	7/22/27	9,250	9,503
Wells Fargo & Co.	5.375%	2/7/35	2,450	2,768
Wells Fargo & Co.	5.375%	11/2/43	8,060	8,882
Wells Fargo & Co.	5.606%	1/15/44	7,845	8,820
Wells Fargo & Co.	4.650%	11/4/44	4,600	4,528
Wells Fargo & Co.	3.900%	5/1/45	6,445	6,033
Wells Fargo & Co.	4.900%	11/17/45	6,700	6,834
Wells Fargo & Co.	4.400%	6/14/46	5,000	4,761
Wells Fargo & Co.	4.750%	12/7/46	2,000	2,019
Wells Fargo Bank NA	5.950%	8/26/36	1,755	2,051
Wells Fargo Bank NA	6.600%	1/15/38	6,075	7,767
3 Wells Fargo Capital X	5.950%	12/1/86	3,025	3,146
Brokerage (0.2%)
Brookfield Asset Management Inc.	7.375%	3/1/33	850	1,008
CME Group Inc.	5.300%	9/15/43	2,475	2,861
Invesco Finance plc	5.375%	11/30/43	1,965	2,134
Jefferies Group LLC	6.450%	6/8/27	990	1,087
Jefferies Group LLC	6.250%	1/15/36	1,975	2,001
Lazard Group LLC	3.625%	3/1/27	1,000	951
Legg Mason Inc.	5.625%	1/15/44	1,900	1,859
Leucadia National Corp.	6.625%	10/23/43	800	785
Raymond James Financial Inc.	4.950%	7/15/46	875	826
Finance Companies (0.4%)
GATX Corp.	5.200%	3/15/44	775	765
GATX Corp.	4.500%	3/30/45	800	722
GE Capital International Funding Co.	4.418%	11/15/35	37,001	38,726
Insurance (3.1%)
ACE Capital Trust II	9.700%	4/1/30	1,100	1,616
Aetna Inc.	4.250%	6/15/36	5,000	5,005
Aetna Inc.	6.625%	6/15/36	2,700	3,417
Aetna Inc.	6.750%	12/15/37	1,700	2,198
Aetna Inc.	4.500%	5/15/42	1,925	1,899
Aetna Inc.	4.125%	11/15/42	1,450	1,373

76

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Aetna Inc.	4.750%	3/15/44	1,250	1,312
Aetna Inc.	4.375%	6/15/46	6,490	6,483
Aflac Inc.	6.450%	8/15/40	349	458
Aflac Inc.	4.000%	10/15/46	1,125	1,072
Alleghany Corp.	4.900%	9/15/44	975	939
Allstate Corp.	5.550%	5/9/35	1,435	1,687
Allstate Corp.	5.950%	4/1/36	950	1,156
Allstate Corp.	4.500%	6/15/43	1,380	1,464
Allstate Corp.	4.200%	12/15/46	4,000	4,081
3 Allstate Corp.	6.500%	5/15/67	1,675	1,899
American International Group Inc.	3.875%	1/15/35	3,500	3,272
American International Group Inc.	4.700%	7/10/35	1,650	1,697
American International Group Inc.	6.250%	5/1/36	1,200	1,426
American International Group Inc.	4.500%	7/16/44	10,025	9,898
American International Group Inc.	4.800%	7/10/45	7	7
American International Group Inc.	4.375%	1/15/55	3,750	3,429
3 American International Group Inc.	8.175%	5/15/68	1,500	1,894
Anthem Inc.	5.950%	12/15/34	721	822
Anthem Inc.	5.850%	1/15/36	2,375	2,664
Anthem Inc.	6.375%	6/15/37	2,445	2,935
Anthem Inc.	4.625%	5/15/42	3,150	3,156
Anthem Inc.	4.650%	1/15/43	925	928
Anthem Inc.	5.100%	1/15/44	4,300	4,574
Anthem Inc.	4.650%	8/15/44	2,670	2,698
Anthem Inc.	4.850%	8/15/54	800	812
Aon Corp.	8.205%	1/1/27	1,050	1,341
Aon Corp.	6.250%	9/30/40	1,750	2,112
Aon plc	4.250%	12/12/42	575	538
Aon plc	4.450%	5/24/43	1,575	1,513
Aon plc	4.600%	6/14/44	2,950	2,904
Arch Capital Group Ltd.	7.350%	5/1/34	625	812
Arch Capital Group US Inc.	5.144%	11/1/43	2,050	2,161
Assurant Inc.	6.750%	2/15/34	1,489	1,790
AXA SA	8.600%	12/15/30	4,895	6,740
AXIS Specialty Finance plc	5.150%	4/1/45	875	864
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	3,025	3,707
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	1,775	1,858
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	1,580	1,622
Berkshire Hathaway Inc.	4.500%	2/11/43	3,437	3,655
Chubb Corp.	6.000%	5/11/37	2,675	3,316
Chubb Corp.	6.500%	5/15/38	1,905	2,534
Chubb INA Holdings Inc.	6.700%	5/15/36	1,000	1,324
Chubb INA Holdings Inc.	4.150%	3/13/43	1,602	1,607
Chubb INA Holdings Inc.	4.350%	11/3/45	4,531	4,767
Cigna Corp.	7.875%	5/15/27	650	852
Cigna Corp.	6.150%	11/15/36	1,625	1,883
Cigna Corp.	5.875%	3/15/41	1,385	1,579
Cigna Corp.	5.375%	2/15/42	2,445	2,701
Cincinnati Financial Corp.	6.920%	5/15/28	1,200	1,499
Cincinnati Financial Corp.	6.125%	11/1/34	1,350	1,557
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,125	1,356
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	1,500	1,459
Hartford Financial Services Group Inc.	5.950%	10/15/36	1,700	1,952
Hartford Financial Services Group Inc.	6.625%	3/30/40	901	1,106
Hartford Financial Services Group Inc.	6.100%	10/1/41	1,325	1,555
Hartford Financial Services Group Inc.	4.300%	4/15/43	400	369
Humana Inc.	8.150%	6/15/38	810	1,100
Humana Inc.	4.625%	12/1/42	1,476	1,410
Humana Inc.	4.950%	10/1/44	2,195	2,296
Lincoln National Corp.	6.150%	4/7/36	141	164
Lincoln National Corp.	6.300%	10/9/37	500	585
Lincoln National Corp.	7.000%	6/15/40	2,295	2,894
Loews Corp.	6.000%	2/1/35	1,050	1,247
Loews Corp.	4.125%	5/15/43	965	919

77

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Manulife Financial Corp.	5.375%	3/4/46	2,500	2,861
Markel Corp.	5.000%	3/30/43	1,100	1,111
Markel Corp.	5.000%	4/5/46	1,125	1,130
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	1,125	1,329
MetLife Inc.	6.500%	12/15/32	2,025	2,527
MetLife Inc.	6.375%	6/15/34	2,400	3,010
MetLife Inc.	5.700%	6/15/35	3,480	4,105
MetLife Inc.	5.875%	2/6/41	3,153	3,817
MetLife Inc.	4.125%	8/13/42	2,525	2,464
MetLife Inc.	4.875%	11/13/43	3,175	3,426
MetLife Inc.	4.721%	12/15/44	2,800	2,967
MetLife Inc.	4.050%	3/1/45	3,270	3,126
MetLife Inc.	4.600%	5/13/46	1,000	1,044
3 MetLife Inc.	6.400%	12/15/66	5,020	5,422
3 MetLife Inc.	10.750%	8/1/69	840	1,292
3 Nationwide Financial Services Inc.	6.750%	5/15/87	1,025	1,056
Principal Financial Group Inc.	4.625%	9/15/42	1,175	1,211
Principal Financial Group Inc.	4.350%	5/15/43	1,000	981
Principal Financial Group Inc.	4.300%	11/15/46	750	731
Progressive Corp.	2.450%	1/15/27	3,120	2,898
Progressive Corp.	6.625%	3/1/29	950	1,218
Progressive Corp.	4.350%	4/25/44	2,215	2,286
Protective Life Corp.	8.450%	10/15/39	1,020	1,346
Prudential Financial Inc.	5.750%	7/15/33	350	397
Prudential Financial Inc.	5.400%	6/13/35	1,820	2,028
Prudential Financial Inc.	5.900%	3/17/36	2,100	2,451
Prudential Financial Inc.	5.700%	12/14/36	2,650	3,057
Prudential Financial Inc.	6.625%	12/1/37	2,450	3,107
Prudential Financial Inc.	6.625%	6/21/40	1,150	1,457
Prudential Financial Inc.	6.200%	11/15/40	1,750	2,144
Prudential Financial Inc.	5.625%	5/12/41	1,525	1,755
Prudential Financial Inc.	5.100%	8/15/43	1,395	1,505
Prudential Financial Inc.	4.600%	5/15/44	2,688	2,781
Transatlantic Holdings Inc.	8.000%	11/30/39	1,325	1,687
Travelers Cos. Inc.	6.750%	6/20/36	1,000	1,333
Travelers Cos. Inc.	6.250%	6/15/37	2,434	3,121
Travelers Cos. Inc.	5.350%	11/1/40	2,750	3,236
Travelers Cos. Inc.	4.600%	8/1/43	1,825	1,965
Travelers Cos. Inc.	4.300%	8/25/45	775	801
Travelers Cos. Inc.	3.750%	5/15/46	1,800	1,701
Travelers Property Casualty Corp.	6.375%	3/15/33	1,875	2,355
Trinity Acquisition plc	6.125%	8/15/43	1,000	1,069
UnitedHealth Group Inc.	3.450%	1/15/27	650	659
UnitedHealth Group Inc.	5.800%	3/15/36	2,635	3,182
UnitedHealth Group Inc.	6.500%	6/15/37	890	1,136
UnitedHealth Group Inc.	6.625%	11/15/37	2,725	3,560
UnitedHealth Group Inc.	6.875%	2/15/38	4,185	5,662
UnitedHealth Group Inc.	5.700%	10/15/40	100	121
UnitedHealth Group Inc.	5.950%	2/15/41	1,050	1,304
UnitedHealth Group Inc.	4.625%	11/15/41	3,150	3,304
UnitedHealth Group Inc.	4.375%	3/15/42	1,500	1,517
UnitedHealth Group Inc.	3.950%	10/15/42	3,050	2,963
UnitedHealth Group Inc.	4.250%	3/15/43	4,050	4,113
UnitedHealth Group Inc.	4.750%	7/15/45	3,705	4,080
UnitedHealth Group Inc.	4.200%	1/15/47	4,500	4,545
Unum Group	5.750%	8/15/42	900	968
Validus Holdings Ltd.	8.875%	1/26/40	940	1,225
Voya Financial Inc.	5.700%	7/15/43	1,325	1,444
Voya Financial Inc.	4.800%	6/15/46	1,350	1,310
WR Berkley Corp.	4.750%	8/1/44	1,370	1,333
XLIT Ltd.	6.250%	5/15/27	850	989
XLIT Ltd.	5.250%	12/15/43	1,050	1,082
XLIT Ltd.	5.500%	3/31/45	1,700	1,600

78

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Real Estate Investment Trusts (0.3%)
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	600	592
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	600	596
AvalonBay Communities Inc.	3.900%	10/15/46	850	781
Brandywine Operating Partnership LP	4.550%	10/1/29	820	800
ERP Operating LP	4.500%	7/1/44	2,150	2,168
ERP Operating LP	4.500%	6/1/45	2,200	2,204
Federal Realty Investment Trust	4.500%	12/1/44	1,800	1,818
Federal Realty Investment Trust	3.625%	8/1/46	1,000	874
HCP Inc.	6.750%	2/1/41	900	1,047
Kilroy Realty LP	4.250%	8/15/29	1,300	1,264
Omega Healthcare Investors Inc.	4.500%	4/1/27	2,175	2,069
Realty Income Corp.	3.000%	1/15/27	1,950	1,821
Realty Income Corp.	5.875%	3/15/35	1,170	1,328
Simon Property Group LP	6.750%	2/1/40	2,095	2,794
Simon Property Group LP	4.750%	3/15/42	1,100	1,164
Simon Property Group LP	4.250%	10/1/44	1,040	1,022
Simon Property Group LP	4.250%	11/30/46	2,600	2,549
Ventas Realty LP	5.700%	9/30/43	750	850
Ventas Realty LP	4.375%	2/1/45	1,575	1,487
Welltower Inc.	6.500%	3/15/41	1,950	2,321
Welltower Inc.	5.125%	3/15/43	910	928
				801,040
Industrial (35.3%)
Basic Industry (2.3%)
Agrium Inc.	4.125%	3/15/35	1,150	1,055
Agrium Inc.	7.125%	5/23/36	500	614
Agrium Inc.	6.125%	1/15/41	1,325	1,493
Agrium Inc.	4.900%	6/1/43	2,975	2,987
Agrium Inc.	5.250%	1/15/45	1,590	1,664
Albemarle Corp.	5.450%	12/1/44	1,250	1,340
Barrick Gold Corp.	5.250%	4/1/42	2,625	2,563
Barrick North America Finance LLC	7.500%	9/15/38	850	999
Barrick North America Finance LLC	5.700%	5/30/41	3,350	3,429
Barrick North America Finance LLC	5.750%	5/1/43	2,775	2,942
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	2,420	2,544
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	3,435	3,362
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	7,600	8,489
Domtar Corp.	6.250%	9/1/42	1,475	1,436
Dow Chemical Co.	7.375%	11/1/29	2,651	3,439
Dow Chemical Co.	4.250%	10/1/34	2,700	2,638
Dow Chemical Co.	9.400%	5/15/39	2,515	3,866
Dow Chemical Co.	5.250%	11/15/41	2,425	2,601
Dow Chemical Co.	4.375%	11/15/42	3,350	3,243
Dow Chemical Co.	4.625%	10/1/44	3,000	2,985
Eastman Chemical Co.	4.800%	9/1/42	2,090	2,057
Eastman Chemical Co.	4.650%	10/15/44	2,530	2,503
Ecolab Inc.	5.500%	12/8/41	4,450	5,188
Ecolab Inc.	3.700%	11/1/46	500	452
EI du Pont de Nemours & Co.	6.500%	1/15/28	775	947
EI du Pont de Nemours & Co.	5.600%	12/15/36	627	701
EI du Pont de Nemours & Co.	4.900%	1/15/41	2,575	2,687
EI du Pont de Nemours & Co.	4.150%	2/15/43	2,075	1,943
Georgia-Pacific LLC	7.250%	6/1/28	1,200	1,531
Georgia-Pacific LLC	7.750%	11/15/29	1,215	1,632
Georgia-Pacific LLC	8.875%	5/15/31	1,500	2,223
Glencore Canada Corp.	6.200%	6/15/35	1,000	1,015
Goldcorp Inc.	5.450%	6/9/44	1,225	1,197
International Paper Co.	3.000%	2/15/27	2,500	2,349
International Paper Co.	5.000%	9/15/35	1,750	1,849
International Paper Co.	8.700%	6/15/38	945	1,365
International Paper Co.	7.300%	11/15/39	1,740	2,215
International Paper Co.	6.000%	11/15/41	1,750	1,963

79

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
International Paper Co.	4.800%	6/15/44	3,896	3,845
International Paper Co.	5.150%	5/15/46	2,600	2,710
International Paper Co.	4.400%	8/15/47	4,275	4,036
Lubrizol Corp.	6.500%	10/1/34	925	1,156
LYB International Finance BV	5.250%	7/15/43	1,600	1,717
LYB International Finance BV	4.875%	3/15/44	2,410	2,485
LyondellBasell Industries NV	4.625%	2/26/55	3,375	3,110
Meadwestvaco Corp.	7.950%	2/15/31	2,125	2,813
Methanex Corp.	5.650%	12/1/44	500	448
Monsanto Co.	4.200%	7/15/34	2,900	2,769
Monsanto Co.	5.875%	4/15/38	2,100	2,319
Monsanto Co.	3.600%	7/15/42	425	353
Monsanto Co.	4.400%	7/15/44	2,650	2,557
Monsanto Co.	3.950%	4/15/45	3,000	2,617
Monsanto Co.	4.700%	7/15/64	2,070	1,862
Mosaic Co.	5.450%	11/15/33	1,725	1,716
Mosaic Co.	4.875%	11/15/41	1,030	899
Mosaic Co.	5.625%	11/15/43	1,950	1,874
Newmont Mining Corp.	5.875%	4/1/35	1,210	1,310
Newmont Mining Corp.	6.250%	10/1/39	3,185	3,516
Newmont Mining Corp.	4.875%	3/15/42	3,800	3,588
Nucor Corp.	6.400%	12/1/37	2,143	2,671
Nucor Corp.	5.200%	8/1/43	1,780	2,005
Placer Dome Inc.	6.450%	10/15/35	700	738
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	1,465	1,600
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	1,855	1,996
PPG Industries Inc.	5.500%	11/15/40	1,480	1,684
Praxair Inc.	3.550%	11/7/42	2,300	2,128
Reliance Steel & Aluminum Co.	6.850%	11/15/36	350	368
Rio Tinto Alcan Inc.	5.750%	6/1/35	2,650	2,807
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	3,425	4,417
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	3,175	3,628
Rio Tinto Finance USA plc	4.750%	3/22/42	1,250	1,337
Rio Tinto Finance USA plc	4.125%	8/21/42	4,200	4,123
Rohm & Haas Co.	7.850%	7/15/29	1,300	1,751
RPM International Inc.	5.250%	6/1/45	400	393
Sherwin-Williams Co.	4.000%	12/15/42	400	361
Sherwin-Williams Co.	4.550%	8/1/45	1,110	1,093
Southern Copper Corp.	7.500%	7/27/35	3,050	3,515
Southern Copper Corp.	6.750%	4/16/40	3,070	3,296
Southern Copper Corp.	5.250%	11/8/42	3,845	3,528
Southern Copper Corp.	5.875%	4/23/45	6,275	6,157
Syngenta Finance NV	4.375%	3/28/42	650	576
Vale Canada Ltd.	7.200%	9/15/32	1,050	1,037
Vale Overseas Ltd.	8.250%	1/17/34	1,725	1,906
Vale Overseas Ltd.	6.875%	11/21/36	8,825	8,715
Vale Overseas Ltd.	6.875%	11/10/39	2,965	2,895
Vale SA	5.625%	9/11/42	6,940	6,133
4 Westlake Chemical Corp.	5.000%	8/15/46	2,150	2,121
Westrock MWV LLC	8.200%	1/15/30	520	678
Weyerhaeuser Co.	7.375%	3/15/32	2,765	3,489
Weyerhaeuser Co.	6.875%	12/15/33	1,750	2,109
Capital Goods (2.7%)
3M Co.	6.375%	2/15/28	500	640
3M Co.	5.700%	3/15/37	2,010	2,523
3M Co.	3.875%	6/15/44	500	497
3M Co.	3.125%	9/19/46	3,000	2,652
ABB Finance USA Inc.	4.375%	5/8/42	1,525	1,598
Boeing Co.	6.125%	2/15/33	1,575	2,016
Boeing Co.	3.300%	3/1/35	2,250	2,104
Boeing Co.	6.625%	2/15/38	1,600	2,159
Boeing Co.	6.875%	3/15/39	1,275	1,792
Boeing Co.	5.875%	2/15/40	325	410

80

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Co.	3.500%	3/1/45	820	751
Boeing Co.	3.375%	6/15/46	1,200	1,089
Caterpillar Inc.	5.300%	9/15/35	1,100	1,254
Caterpillar Inc.	6.050%	8/15/36	1,325	1,655
Caterpillar Inc.	5.200%	5/27/41	2,125	2,445
Caterpillar Inc.	3.803%	8/15/42	5,916	5,695
Caterpillar Inc.	4.300%	5/15/44	2,000	2,078
Caterpillar Inc.	4.750%	5/15/64	1,200	1,278
Deere & Co.	5.375%	10/16/29	2,469	2,951
Deere & Co.	8.100%	5/15/30	1,450	2,098
Deere & Co.	7.125%	3/3/31	200	270
Deere & Co.	3.900%	6/9/42	3,710	3,699
Dover Corp.	5.375%	10/15/35	825	942
Dover Corp.	6.600%	3/15/38	1,075	1,410
Dover Corp.	5.375%	3/1/41	1,450	1,695
Eaton Corp.	4.000%	11/2/32	2,745	2,714
Eaton Corp.	4.150%	11/2/42	2,650	2,577
Emerson Electric Co.	6.000%	8/15/32	1,650	1,992
Emerson Electric Co.	6.125%	4/15/39	350	443
Emerson Electric Co.	5.250%	11/15/39	175	201
4 Fortive Corp.	4.300%	6/15/46	1,250	1,230
General Dynamics Corp.	3.600%	11/15/42	1,900	1,793
General Electric Capital Corp.	6.750%	3/15/32	9,475	12,559
General Electric Capital Corp.	6.150%	8/7/37	4,457	5,732
General Electric Capital Corp.	5.875%	1/14/38	7,982	10,029
General Electric Capital Corp.	6.875%	1/10/39	6,437	9,068
General Electric Co.	4.125%	10/9/42	5,255	5,302
General Electric Co.	4.500%	3/11/44	7,670	8,186
Harris Corp.	4.854%	4/27/35	1,500	1,568
Harris Corp.	6.150%	12/15/40	845	959
Harris Corp.	5.054%	4/27/45	1,630	1,712
Honeywell International Inc.	5.700%	3/15/36	1,700	2,075
Honeywell International Inc.	5.700%	3/15/37	1,850	2,275
Honeywell International Inc.	5.375%	3/1/41	1,670	2,030
Illinois Tool Works Inc.	4.875%	9/15/41	2,450	2,752
Illinois Tool Works Inc.	3.900%	9/1/42	3,775	3,770
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	1,750	2,060
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	1,200	1,218
Johnson Controls International plc	6.000%	1/15/36	850	978
Johnson Controls International plc	5.700%	3/1/41	1,050	1,189
Johnson Controls International plc	5.250%	12/1/41	1,135	1,214
Johnson Controls International plc	0.000%	7/2/44	1,575	1,560
Johnson Controls International plc	5.125%	9/14/45	2,345	2,468
Johnson Controls International plc	0.000%	7/2/64	1,300	1,207
Lafarge SA	7.125%	7/15/36	1,350	1,628
Lockheed Martin Corp.	4.500%	5/15/36	1,675	1,778
Lockheed Martin Corp.	6.150%	9/1/36	2,535	3,169
Lockheed Martin Corp.	5.500%	11/15/39	1,100	1,288
Lockheed Martin Corp.	5.720%	6/1/40	2,239	2,698
Lockheed Martin Corp.	4.850%	9/15/41	1,625	1,782
Lockheed Martin Corp.	4.070%	12/15/42	5,075	5,005
Lockheed Martin Corp.	3.800%	3/1/45	850	804
Lockheed Martin Corp.	4.700%	5/15/46	5,375	5,847
Northrop Grumman Corp.	3.200%	2/1/27	2,200	2,174
Northrop Grumman Corp.	5.050%	11/15/40	1,900	2,109
Northrop Grumman Corp.	4.750%	6/1/43	1,875	2,039
Northrop Grumman Corp.	3.850%	4/15/45	2,116	2,005
Northrop Grumman Systems Corp.	7.750%	2/15/31	1,465	2,028
Owens Corning	7.000%	12/1/36	2,295	2,703
Parker-Hannifin Corp.	4.200%	11/21/34	1,650	1,688
Parker-Hannifin Corp.	6.250%	5/15/38	1,095	1,395
Parker-Hannifin Corp.	4.450%	11/21/44	1,650	1,740
Precision Castparts Corp.	4.200%	6/15/35	100	104
Precision Castparts Corp.	3.900%	1/15/43	2,375	2,326

81

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Precision Castparts Corp.	4.375%	6/15/45	500	527
Raytheon Co.	7.200%	8/15/27	700	939
Raytheon Co.	4.875%	10/15/40	2,300	2,585
Raytheon Co.	4.700%	12/15/41	2,450	2,699
Republic Services Inc.	6.200%	3/1/40	1,310	1,640
Republic Services Inc.	5.700%	5/15/41	1,175	1,406
Rockwell Automation Inc.	6.700%	1/15/28	300	384
Rockwell Automation Inc.	6.250%	12/1/37	800	987
Rockwell Collins Inc.	4.800%	12/15/43	1,025	1,067
Sonoco Products Co.	5.750%	11/1/40	2,050	2,285
Stanley Black & Decker Inc.	5.200%	9/1/40	1,400	1,516
United Technologies Corp.	6.700%	8/1/28	1,175	1,528
United Technologies Corp.	7.500%	9/15/29	1,850	2,566
United Technologies Corp.	5.400%	5/1/35	2,275	2,648
United Technologies Corp.	6.050%	6/1/36	4,525	5,651
United Technologies Corp.	6.125%	7/15/38	2,275	2,919
United Technologies Corp.	5.700%	4/15/40	4,835	5,899
United Technologies Corp.	4.500%	6/1/42	6,875	7,343
United Technologies Corp.	4.150%	5/15/45	2,199	2,214
United Technologies Corp.	3.750%	11/1/46	3,500	3,291
Valmont Industries Inc.	5.000%	10/1/44	825	721
Valmont Industries Inc.	5.250%	10/1/54	1,000	869
Waste Management Inc.	3.900%	3/1/35	3,110	3,079
Waste Management Inc.	4.100%	3/1/45	3,120	3,085
WW Grainger Inc.	4.600%	6/15/45	4,500	4,799
WW Grainger Inc.	3.750%	5/15/46	1,400	1,306
Xylem Inc.	4.375%	11/1/46	1,400	1,374
Communication (7.2%)
21st Century Fox America Inc.	6.550%	3/15/33	725	882
21st Century Fox America Inc.	6.200%	12/15/34	4,015	4,703
21st Century Fox America Inc.	6.400%	12/15/35	2,430	2,897
21st Century Fox America Inc.	8.150%	10/17/36	1,225	1,661
21st Century Fox America Inc.	6.150%	3/1/37	2,905	3,392
21st Century Fox America Inc.	6.650%	11/15/37	3,370	4,141
21st Century Fox America Inc.	7.850%	3/1/39	825	1,108
21st Century Fox America Inc.	6.900%	8/15/39	2,550	3,186
21st Century Fox America Inc.	6.150%	2/15/41	5,375	6,346
21st Century Fox America Inc.	5.400%	10/1/43	3,735	4,036
21st Century Fox America Inc.	4.750%	9/15/44	2,525	2,510
21st Century Fox America Inc.	7.750%	12/1/45	1,995	2,756
4 21st Century Fox America Inc.	4.750%	11/15/46	1,200	1,202
America Movil SAB de CV	6.375%	3/1/35	3,460	4,008
America Movil SAB de CV	6.125%	11/15/37	2,225	2,546
America Movil SAB de CV	6.125%	3/30/40	5,960	6,846
America Movil SAB de CV	4.375%	7/16/42	4,300	3,972
American Tower Corp.	3.125%	1/15/27	1,600	1,474
Ameritech Capital Funding Corp.	6.550%	1/15/28	875	990
AT&T Corp.	8.250%	11/15/31	1,717	2,359
AT&T Inc.	4.500%	5/15/35	9,000	8,685
AT&T Inc.	6.500%	9/1/37	1,960	2,303
AT&T Inc.	6.300%	1/15/38	3,040	3,432
AT&T Inc.	6.550%	2/15/39	1,760	2,048
AT&T Inc.	6.350%	3/15/40	2,360	2,686
AT&T Inc.	6.000%	8/15/40	3,800	4,201
AT&T Inc.	5.350%	9/1/40	6,381	6,494
AT&T Inc.	6.375%	3/1/41	3,625	4,170
AT&T Inc.	5.550%	8/15/41	4,330	4,516
AT&T Inc.	5.150%	3/15/42	4,400	4,376
AT&T Inc.	4.300%	12/15/42	6,775	6,055
AT&T Inc.	4.800%	6/15/44	5,275	4,992
AT&T Inc.	4.350%	6/15/45	10,470	9,272
AT&T Inc.	4.750%	5/15/46	11,000	10,420
AT&T Inc.	5.650%	2/15/47	4,775	5,124

82

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	4.500%	3/9/48	14,167	12,749
AT&T Inc.	4.550%	3/9/49	8,559	7,684
AT&T Mobility LLC	7.125%	12/15/31	1,950	2,415
Bellsouth Capital Funding Corp.	7.875%	2/15/30	1,718	2,143
BellSouth LLC	6.875%	10/15/31	1,452	1,694
BellSouth LLC	6.550%	6/15/34	790	866
BellSouth LLC	6.000%	11/15/34	1,071	1,108
BellSouth Telecommunications LLC	6.375%	6/1/28	1,815	2,018
British Telecommunications plc	9.125%	12/15/30	8,855	13,419
CBS Corp.	2.900%	1/15/27	4,000	3,699
CBS Corp.	7.875%	7/30/30	2,615	3,533
CBS Corp.	5.500%	5/15/33	1,223	1,273
CBS Corp.	5.900%	10/15/40	900	1,007
CBS Corp.	4.850%	7/1/42	2,200	2,153
CBS Corp.	4.900%	8/15/44	2,555	2,552
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.384%	10/23/35	7,954	9,056
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.484%	10/23/45	9,205	10,627
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.834%	10/23/55	1,625	1,895
Comcast Corp.	4.250%	1/15/33	2,107	2,182
Comcast Corp.	7.050%	3/15/33	950	1,271
Comcast Corp.	4.200%	8/15/34	3,087	3,153
Comcast Corp.	5.650%	6/15/35	3,800	4,509
Comcast Corp.	4.400%	8/15/35	2,700	2,820
Comcast Corp.	6.500%	11/15/35	5,265	6,761
Comcast Corp.	3.200%	7/15/36	3,400	3,043
Comcast Corp.	6.450%	3/15/37	6,530	8,373
Comcast Corp.	6.950%	8/15/37	4,335	5,896
Comcast Corp.	6.400%	5/15/38	3,575	4,577
Comcast Corp.	6.550%	7/1/39	3,325	4,340
Comcast Corp.	6.400%	3/1/40	3,550	4,613
Comcast Corp.	4.650%	7/15/42	2,741	2,842
Comcast Corp.	4.500%	1/15/43	2,225	2,284
Comcast Corp.	4.750%	3/1/44	3,485	3,718
Comcast Corp.	4.600%	8/15/45	4,935	5,129
Comcast Corp.	3.400%	7/15/46	6,200	5,358
Deutsche Telekom International Finance BV	8.750%	6/15/30	11,230	16,493
Deutsche Telekom International Finance BV	9.250%	6/1/32	1,665	2,556
Discovery Communications LLC	6.350%	6/1/40	2,850	3,024
Discovery Communications LLC	4.950%	5/15/42	1,600	1,444
Discovery Communications LLC	4.875%	4/1/43	1,850	1,708
Grupo Televisa SAB	8.500%	3/11/32	1,260	1,531
Grupo Televisa SAB	6.625%	1/15/40	1,035	1,091
Grupo Televisa SAB	5.000%	5/13/45	3,300	2,824
Grupo Televisa SAB	6.125%	1/31/46	3,400	3,373
GTE Corp.	6.940%	4/15/28	2,225	2,752
Historic TW Inc.	6.625%	5/15/29	2,093	2,558
Koninklijke KPN NV	8.375%	10/1/30	3,325	4,425
Moody's Corp.	5.250%	7/15/44	1,700	1,861
NBCUniversal Media LLC	6.400%	4/30/40	3,695	4,767
NBCUniversal Media LLC	5.950%	4/1/41	3,725	4,550
NBCUniversal Media LLC	4.450%	1/15/43	5,225	5,316
New Cingular Wireless Services Inc.	8.750%	3/1/31	2,585	3,645
Orange SA	9.000%	3/1/31	6,209	9,339
Orange SA	5.375%	1/13/42	4,025	4,516
Orange SA	5.500%	2/6/44	2,810	3,227
Qwest Corp.	6.875%	9/15/33	3,324	3,145
Qwest Corp.	7.125%	11/15/43	1,500	1,425
Rogers Communications Inc.	7.500%	8/15/38	2,305	3,049
Rogers Communications Inc.	4.500%	3/15/43	2,275	2,219
Rogers Communications Inc.	5.450%	10/1/43	650	717
Rogers Communications Inc.	5.000%	3/15/44	2,465	2,632

83

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 S&P Global Inc.	2.950%	1/22/27	2,000	1,864
S&P Global Inc.	6.550%	11/15/37	1,150	1,365
TCI Communications Inc.	7.125%	2/15/28	1,095	1,451
Telefonica Emisiones SAU	7.045%	6/20/36	6,560	7,587
Telefonica Europe BV	8.250%	9/15/30	3,881	5,056
TELUS Corp.	2.800%	2/16/27	1,800	1,682
Thomson Reuters Corp.	5.500%	8/15/35	1,940	2,064
Thomson Reuters Corp.	5.850%	4/15/40	790	861
Thomson Reuters Corp.	4.500%	5/23/43	300	280
Thomson Reuters Corp.	5.650%	11/23/43	2,525	2,755
Time Warner Cable LLC	6.550%	5/1/37	3,785	4,288
Time Warner Cable LLC	7.300%	7/1/38	5,905	7,229
Time Warner Cable LLC	6.750%	6/15/39	4,625	5,393
Time Warner Cable LLC	5.875%	11/15/40	3,850	4,089
Time Warner Cable LLC	5.500%	9/1/41	4,725	4,829
Time Warner Cable LLC	4.500%	9/15/42	2,075	1,874
Time Warner Cos. Inc.	6.950%	1/15/28	2,550	3,174
Time Warner Entertainment Co. LP	8.375%	7/15/33	3,325	4,381
Time Warner Inc.	3.800%	2/15/27	5,000	4,966
Time Warner Inc.	7.625%	4/15/31	2,825	3,827
Time Warner Inc.	7.700%	5/1/32	2,466	3,340
Time Warner Inc.	6.200%	3/15/40	2,350	2,710
Time Warner Inc.	6.100%	7/15/40	3,485	3,976
Time Warner Inc.	6.250%	3/29/41	2,575	2,997
Time Warner Inc.	5.375%	10/15/41	2,350	2,482
Time Warner Inc.	4.900%	6/15/42	1,825	1,807
Time Warner Inc.	5.350%	12/15/43	1,385	1,470
Time Warner Inc.	4.650%	6/1/44	4,300	4,109
Time Warner Inc.	4.850%	7/15/45	950	944
Verizon Communications Inc.	7.750%	12/1/30	3,070	4,112
Verizon Communications Inc.	6.400%	9/15/33	3,710	4,473
Verizon Communications Inc.	5.050%	3/15/34	5,230	5,509
Verizon Communications Inc.	4.400%	11/1/34	9,310	9,154
Verizon Communications Inc.	5.850%	9/15/35	5,575	6,360
Verizon Communications Inc.	4.272%	1/15/36	8,600	8,268
Verizon Communications Inc.	6.250%	4/1/37	2,625	3,100
Verizon Communications Inc.	6.400%	2/15/38	515	615
Verizon Communications Inc.	6.900%	4/15/38	2,225	2,712
Verizon Communications Inc.	7.350%	4/1/39	2,210	2,857
Verizon Communications Inc.	6.000%	4/1/41	2,575	2,959
Verizon Communications Inc.	4.750%	11/1/41	3,750	3,676
Verizon Communications Inc.	3.850%	11/1/42	2,915	2,512
Verizon Communications Inc.	6.550%	9/15/43	12,565	15,572
Verizon Communications Inc.	4.125%	8/15/46	9,250	8,352
Verizon Communications Inc.	4.862%	8/21/46	12,213	12,355
Verizon Communications Inc.	4.522%	9/15/48	15,998	15,232
Verizon Communications Inc.	5.012%	8/21/54	18,318	18,176
Verizon Communications Inc.	4.672%	3/15/55	15,760	14,836
Viacom Inc.	4.850%	12/15/34	1,750	1,559
Viacom Inc.	6.875%	4/30/36	2,310	2,504
Viacom Inc.	4.500%	2/27/42	835	690
Viacom Inc.	4.375%	3/15/43	6,567	5,226
Viacom Inc.	4.875%	6/15/43	550	476
Viacom Inc.	5.850%	9/1/43	4,490	4,396
Viacom Inc.	5.250%	4/1/44	1,050	954
Vodafone Group plc	7.875%	2/15/30	2,800	3,643
Vodafone Group plc	6.250%	11/30/32	1,150	1,315
Vodafone Group plc	6.150%	2/27/37	4,475	5,063
Vodafone Group plc	4.375%	2/19/43	5,575	4,916
Walt Disney Co.	7.000%	3/1/32	1,865	2,517
Walt Disney Co.	4.375%	8/16/41	1,275	1,342
Walt Disney Co.	4.125%	12/1/41	2,305	2,336
Walt Disney Co.	3.700%	12/1/42	1,352	1,298
Walt Disney Co.	4.125%	6/1/44	3,083	3,179

84

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Walt Disney Co.	3.000%	7/30/46	965	818
WPP Finance 2010	5.125%	9/7/42	875	872
WPP Finance 2010	5.625%	11/15/43	1,665	1,776
Consumer Cyclical (3.4%)
Alibaba Group Holding Ltd.	4.500%	11/28/34	2,500	2,493
Amazon.com Inc.	4.800%	12/5/34	5,475	6,018
Amazon.com Inc.	4.950%	12/5/44	3,650	4,158
Bed Bath & Beyond Inc.	4.915%	8/1/34	900	903
Bed Bath & Beyond Inc.	5.165%	8/1/44	2,925	2,675
BorgWarner Inc.	4.375%	3/15/45	1,600	1,539
Cummins Inc.	7.125%	3/1/28	950	1,231
Cummins Inc.	4.875%	10/1/43	1,125	1,252
CVS Health Corp.	5.300%	12/5/43	3,680	4,138
CVS Health Corp.	5.125%	7/20/45	11,725	13,042
Daimler Finance North America LLC	8.500%	1/18/31	4,940	7,399
Darden Restaurants Inc.	6.800%	10/15/37	575	647
Delphi Automotive plc	4.400%	10/1/46	1,025	939
eBay Inc.	4.000%	7/15/42	2,510	2,091
Ford Holdings LLC	9.300%	3/1/30	1,225	1,650
Ford Motor Co.	6.625%	10/1/28	1,900	2,231
Ford Motor Co.	6.375%	2/1/29	1,025	1,167
Ford Motor Co.	7.450%	7/16/31	6,250	7,833
Ford Motor Co.	4.750%	1/15/43	6,370	6,023
Ford Motor Co.	7.400%	11/1/46	1,075	1,405
Ford Motor Co.	5.291%	12/8/46	4,000	4,048
General Motors Co.	5.000%	4/1/35	2,980	2,899
General Motors Co.	6.600%	4/1/36	2,994	3,381
General Motors Co.	6.250%	10/2/43	5,965	6,514
General Motors Co.	5.200%	4/1/45	4,345	4,139
General Motors Co.	6.750%	4/1/46	2,128	2,474
Harley-Davidson Inc.	4.625%	7/28/45	925	917
Home Depot Inc.	5.875%	12/16/36	11,300	14,197
Home Depot Inc.	5.400%	9/15/40	1,725	2,043
Home Depot Inc.	5.950%	4/1/41	2,775	3,500
Home Depot Inc.	4.200%	4/1/43	2,225	2,287
Home Depot Inc.	4.875%	2/15/44	3,850	4,344
Home Depot Inc.	4.400%	3/15/45	4,424	4,669
Home Depot Inc.	4.250%	4/1/46	2,875	2,999
Home Depot Inc.	3.500%	9/15/56	2,368	2,087
Kohl's Corp.	5.550%	7/17/45	1,100	1,046
Lowe's Cos. Inc.	6.875%	2/15/28	550	720
Lowe's Cos. Inc.	6.500%	3/15/29	1,336	1,725
Lowe's Cos. Inc.	5.800%	10/15/36	2,250	2,717
Lowe's Cos. Inc.	6.650%	9/15/37	827	1,095
Lowe's Cos. Inc.	5.800%	4/15/40	2,525	3,096
Lowe's Cos. Inc.	5.125%	11/15/41	3,025	3,420
Lowe's Cos. Inc.	4.650%	4/15/42	4,260	4,510
Lowe's Cos. Inc.	5.000%	9/15/43	1,050	1,168
Lowe's Cos. Inc.	4.250%	9/15/44	127	127
Lowe's Cos. Inc.	4.375%	9/15/45	1,400	1,439
Lowe's Cos. Inc.	3.700%	4/15/46	5,350	4,980
Macy's Retail Holdings Inc.	6.900%	4/1/29	2,300	2,599
Macy's Retail Holdings Inc.	6.900%	1/15/32	37	40
Macy's Retail Holdings Inc.	6.700%	7/15/34	55	60
Macy's Retail Holdings Inc.	4.500%	12/15/34	1,958	1,747
Macy's Retail Holdings Inc.	6.375%	3/15/37	2,675	2,824
Macy's Retail Holdings Inc.	5.125%	1/15/42	500	461
Macy's Retail Holdings Inc.	4.300%	2/15/43	1,700	1,403
Marriott International Inc.	4.500%	10/1/34	1,004	975
Mastercard Inc.	3.800%	11/21/46	1,800	1,759
McDonald's Corp.	4.700%	12/9/35	2,700	2,854
McDonald's Corp.	6.300%	10/15/37	2,475	3,077
McDonald's Corp.	6.300%	3/1/38	2,015	2,510

85

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McDonald's Corp.	5.700%	2/1/39	1,725	1,982
McDonald's Corp.	3.700%	2/15/42	2,275	2,025
McDonald's Corp.	3.625%	5/1/43	2,475	2,164
McDonald's Corp.	4.600%	5/26/45	2,280	2,328
McDonald's Corp.	4.875%	12/9/45	3,029	3,223
Metropolitan Museum of Art New York Revenue	3.400%	7/1/45	1,100	996
NIKE Inc.	3.625%	5/1/43	1,475	1,388
NIKE Inc.	3.875%	11/1/45	209	205
NIKE Inc.	3.375%	11/1/46	4,500	4,050
Nordstrom Inc.	6.950%	3/15/28	850	1,032
Nordstrom Inc.	5.000%	1/15/44	2,274	2,248
QVC Inc.	5.450%	8/15/34	1,500	1,360
QVC Inc.	5.950%	3/15/43	575	516
Starbucks Corp.	4.300%	6/15/45	975	1,016
Target Corp.	6.350%	11/1/32	1,843	2,343
Target Corp.	6.500%	10/15/37	2,512	3,333
Target Corp.	7.000%	1/15/38	1,794	2,501
Target Corp.	4.000%	7/1/42	3,750	3,728
Target Corp.	3.625%	4/15/46	3,500	3,225
Tiffany & Co.	4.900%	10/1/44	1,025	955
VF Corp.	6.450%	11/1/37	2,140	2,697
Visa Inc.	4.150%	12/14/35	5,690	5,932
Visa Inc.	4.300%	12/14/45	11,175	11,743
Wal-Mart Stores Inc.	5.875%	4/5/27	2,761	3,386
Wal-Mart Stores Inc.	7.550%	2/15/30	4,225	6,090
Wal-Mart Stores Inc.	5.250%	9/1/35	5,640	6,711
Wal-Mart Stores Inc.	6.500%	8/15/37	9,350	12,629
Wal-Mart Stores Inc.	6.200%	4/15/38	7,120	9,377
Wal-Mart Stores Inc.	5.625%	4/1/40	3,150	3,888
Wal-Mart Stores Inc.	4.875%	7/8/40	4,000	4,492
Wal-Mart Stores Inc.	5.000%	10/25/40	3,070	3,514
Wal-Mart Stores Inc.	5.625%	4/15/41	5,685	7,022
Wal-Mart Stores Inc.	4.000%	4/11/43	3,793	3,794
Wal-Mart Stores Inc.	4.750%	10/2/43	3,475	3,877
Wal-Mart Stores Inc.	4.300%	4/22/44	3,275	3,450
Walgreen Co.	4.400%	9/15/42	1,775	1,707
Walgreens Boots Alliance Inc.	4.500%	11/18/34	1,700	1,700
Walgreens Boots Alliance Inc.	4.800%	11/18/44	5,025	5,136
Walgreens Boots Alliance Inc.	4.650%	6/1/46	1,300	1,317
Western Union Co.	6.200%	11/17/36	1,950	2,025
Western Union Co.	6.200%	6/21/40	325	331
Consumer Noncyclical (8.7%)
Abbott Laboratories	4.750%	11/30/36	6,000	6,094
Abbott Laboratories	6.150%	11/30/37	1,875	2,227
Abbott Laboratories	6.000%	4/1/39	1,225	1,457
Abbott Laboratories	4.900%	11/30/46	14,150	14,491
AbbVie Inc.	4.500%	5/14/35	8,964	8,812
AbbVie Inc.	4.300%	5/14/36	2,500	2,380
AbbVie Inc.	4.400%	11/6/42	8,341	7,840
AbbVie Inc.	4.700%	5/14/45	9,265	9,083
AbbVie Inc.	4.450%	5/14/46	5,150	4,924
Actavis Funding SCS	4.550%	3/15/35	10,535	10,343
Actavis Funding SCS	4.850%	6/15/44	5,725	5,655
Actavis Funding SCS	4.750%	3/15/45	6,375	6,265
Actavis Inc.	4.625%	10/1/42	5,175	4,984
Ahold Finance USA LLC	6.875%	5/1/29	1,575	1,932
3 Allina Health System	4.805%	11/15/45	850	909
Altria Group Inc.	4.250%	8/9/42	3,476	3,424
Altria Group Inc.	4.500%	5/2/43	3,397	3,440
Altria Group Inc.	5.375%	1/31/44	5,655	6,523
Altria Group Inc.	3.875%	9/16/46	2,700	2,488
AmerisourceBergen Corp.	4.250%	3/1/45	1,720	1,650
Amgen Inc.	6.400%	2/1/39	1,845	2,219

86

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Amgen Inc.	4.950%	10/1/41	3,010	3,107
Amgen Inc.	5.150%	11/15/41	5,225	5,506
Amgen Inc.	4.400%	5/1/45	7,445	7,110
4 Amgen Inc.	4.563%	6/15/48	7,511	7,226
4 Amgen Inc.	4.663%	6/15/51	11,493	11,064
Anheuser-Busch Cos. LLC	6.800%	8/20/32	1,675	2,117
Anheuser-Busch Cos. LLC	5.950%	1/15/33	650	764
Anheuser-Busch Cos. LLC	5.750%	4/1/36	2,575	3,020
Anheuser-Busch Cos. LLC	6.450%	9/1/37	650	822
Anheuser-Busch Cos. LLC	6.500%	2/1/43	140	180
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	17,790	18,691
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	4,190	3,952
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	3,575	3,697
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	37,991	41,038
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	5,143	7,739
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	2,034	2,999
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	1,225	1,532
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	6,425	6,970
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	4,625	4,181
Archer-Daniels-Midland Co.	5.935%	10/1/32	1,540	1,838
Archer-Daniels-Midland Co.	5.375%	9/15/35	1,615	1,850
Archer-Daniels-Midland Co.	4.535%	3/26/42	1,985	2,085
Archer-Daniels-Midland Co.	4.016%	4/16/43	2,660	2,596
Ascension Health	3.945%	11/15/46	1,975	1,877
3 Ascension Health	4.847%	11/15/53	1,379	1,489
AstraZeneca plc	6.450%	9/15/37	8,250	10,634
AstraZeneca plc	4.000%	9/18/42	4,100	3,890
AstraZeneca plc	4.375%	11/16/45	3,325	3,310
Baxalta Inc.	5.250%	6/23/45	3,550	3,786
Baxter International Inc.	3.500%	8/15/46	3,000	2,517
Baylor Scott & White Holdings Texas Revenue	4.185%	11/15/45	1,245	1,213
Becton Dickinson & Co.	6.000%	5/15/39	850	990
Becton Dickinson & Co.	5.000%	11/12/40	1,000	1,056
Becton Dickinson & Co.	4.875%	5/15/44	900	940
Becton Dickinson & Co.	4.685%	12/15/44	4,008	4,146
Biogen Inc.	5.200%	9/15/45	5,250	5,611
Boston Scientific Corp.	7.000%	11/15/35	1,300	1,590
Boston Scientific Corp.	7.375%	1/15/40	1,005	1,248
Bristol-Myers Squibb Co.	5.875%	11/15/36	1,307	1,618
Bristol-Myers Squibb Co.	6.125%	5/1/38	750	957
Bristol-Myers Squibb Co.	3.250%	8/1/42	3,340	2,967
Bristol-Myers Squibb Co.	4.500%	3/1/44	1,025	1,104
Bristol-Myers Squibb Co.	6.875%	8/1/97	900	1,232
Brown-Forman Corp.	3.750%	1/15/43	1,000	922
Brown-Forman Corp.	4.500%	7/15/45	1,650	1,713
Campbell Soup Co.	3.800%	8/2/42	1,100	987
Cardinal Health Inc.	4.600%	3/15/43	2,375	2,358
Cardinal Health Inc.	4.900%	9/15/45	1,250	1,316
3 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	2,525	2,235
Celgene Corp.	5.700%	10/15/40	1,000	1,109
Celgene Corp.	5.250%	8/15/43	2,825	2,968
Celgene Corp.	4.625%	5/15/44	4,425	4,329
Celgene Corp.	5.000%	8/15/45	1,000	1,044
Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	1,250	1,230
City of Hope	5.623%	11/15/43	1,125	1,321
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	1,415	1,338
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	2,375	2,576
Colgate-Palmolive Co.	4.000%	8/15/45	1,750	1,793
Conagra Brands Inc.	7.000%	10/1/28	925	1,114
Conagra Brands Inc.	8.250%	9/15/30	1,200	1,590
Danaher Corp.	4.375%	9/15/45	2,650	2,778
Delhaize America LLC	9.000%	4/15/31	400	562
Diageo Capital plc	5.875%	9/30/36	1,825	2,209
Diageo Investment Corp.	7.450%	4/15/35	1,250	1,768

87

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Diageo Investment Corp.	4.250%	5/11/42	1,802	1,796
Dignity Health California GO	4.500%	11/1/42	1,050	962
Dignity Health California GO	5.267%	11/1/64	1,100	1,068
Dr Pepper Snapple Group Inc.	3.430%	6/15/27	1,275	1,269
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	860	1,188
Dr Pepper Snapple Group Inc.	4.500%	11/15/45	800	812
Dr Pepper Snapple Group Inc.	4.420%	12/15/46	1,000	1,017
Eli Lilly & Co.	5.550%	3/15/37	1,442	1,737
Eli Lilly & Co.	3.700%	3/1/45	5,429	5,122
Estee Lauder Cos. Inc.	6.000%	5/15/37	1,025	1,238
Estee Lauder Cos. Inc.	3.700%	8/15/42	1,475	1,360
Estee Lauder Cos. Inc.	4.375%	6/15/45	1,275	1,312
Express Scripts Holding Co.	3.400%	3/1/27	4,364	4,088
Express Scripts Holding Co.	6.125%	11/15/41	520	592
Express Scripts Holding Co.	4.800%	7/15/46	7,180	6,866
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	2,325	2,200
Genentech Inc.	5.250%	7/15/35	300	350
General Mills Inc.	5.400%	6/15/40	1,675	1,900
General Mills Inc.	4.150%	2/15/43	1,025	986
Gilead Sciences Inc.	2.950%	3/1/27	8,075	7,678
Gilead Sciences Inc.	4.600%	9/1/35	1,779	1,843
Gilead Sciences Inc.	4.000%	9/1/36	2,300	2,198
Gilead Sciences Inc.	5.650%	12/1/41	3,145	3,627
Gilead Sciences Inc.	4.800%	4/1/44	6,380	6,629
Gilead Sciences Inc.	4.500%	2/1/45	6,500	6,471
Gilead Sciences Inc.	4.750%	3/1/46	5,054	5,235
Gilead Sciences Inc.	4.150%	3/1/47	8,000	7,594
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	1,450	1,691
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	7,994	10,495
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	1,200	1,234
Hasbro Inc.	6.350%	3/15/40	2,504	2,894
Hasbro Inc.	5.100%	5/15/44	1,025	1,027
Hershey Co.	7.200%	8/15/27	90	115
Ingredion Inc.	6.625%	4/15/37	1,025	1,229
JM Smucker Co.	4.250%	3/15/35	1,250	1,260
JM Smucker Co.	4.375%	3/15/45	2,900	2,875
Johns Hopkins Health System Corp.	3.837%	5/15/46	1,675	1,584
Johnson & Johnson	6.950%	9/1/29	1,850	2,519
Johnson & Johnson	4.950%	5/15/33	2,125	2,461
Johnson & Johnson	4.375%	12/5/33	2,390	2,614
Johnson & Johnson	3.550%	3/1/36	4,701	4,670
Johnson & Johnson	5.950%	8/15/37	2,955	3,868
Johnson & Johnson	5.850%	7/15/38	615	801
Johnson & Johnson	4.500%	9/1/40	754	839
Johnson & Johnson	4.850%	5/15/41	1,000	1,171
Johnson & Johnson	4.500%	12/5/43	254	281
Johnson & Johnson	3.700%	3/1/46	6,100	5,995
Kaiser Foundation Hospitals	4.875%	4/1/42	2,841	3,087
Kellogg Co.	7.450%	4/1/31	300	388
Kellogg Co.	4.500%	4/1/46	3,709	3,616
Kimberly-Clark Corp.	6.625%	8/1/37	2,675	3,659
Kimberly-Clark Corp.	5.300%	3/1/41	1,220	1,458
Kimberly-Clark Corp.	3.700%	6/1/43	980	928
Kimberly-Clark Corp.	3.200%	7/30/46	1,600	1,387
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	2,514	2,801
Koninklijke Philips NV	5.000%	3/15/42	1,390	1,413
Kraft Foods Group Inc.	6.875%	1/26/39	3,150	3,989
Kraft Foods Group Inc.	6.500%	2/9/40	3,925	4,770
Kraft Foods Group Inc.	5.000%	6/4/42	4,540	4,654
Kraft Heinz Foods Co.	5.000%	7/15/35	4,332	4,537
Kraft Heinz Foods Co.	5.200%	7/15/45	4,840	5,048
Kraft Heinz Foods Co.	4.375%	6/1/46	9,735	9,119
Laboratory Corp. of America Holdings	4.700%	2/1/45	2,700	2,659
Mattel Inc.	5.450%	11/1/41	750	752

88

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Mayo Clinic	3.774%	11/15/43	900	849
3 Mayo Clinic	4.000%	11/15/47	1,200	1,146
3 Mayo Clinic	4.128%	11/15/52	1,050	1,026
McKesson Corp.	6.000%	3/1/41	2,790	3,218
McKesson Corp.	4.883%	3/15/44	1,225	1,248
Mead Johnson Nutrition Co.	5.900%	11/1/39	1,335	1,490
Mead Johnson Nutrition Co.	4.600%	6/1/44	1,500	1,431
Medtronic Inc.	4.375%	3/15/35	7,928	8,354
Medtronic Inc.	6.500%	3/15/39	1,350	1,754
Medtronic Inc.	5.550%	3/15/40	1,535	1,790
Medtronic Inc.	4.500%	3/15/42	1,950	2,029
Medtronic Inc.	4.625%	3/15/44	3,411	3,657
Medtronic Inc.	4.625%	3/15/45	13,788	14,875
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	850	953
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	1,525	1,467
Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	975	946
Merck & Co. Inc.	6.500%	12/1/33	2,945	3,819
Merck & Co. Inc.	6.550%	9/15/37	3,505	4,690
Merck & Co. Inc.	3.600%	9/15/42	1,275	1,194
Merck & Co. Inc.	4.150%	5/18/43	4,159	4,248
Merck & Co. Inc.	3.700%	2/10/45	6,285	5,971
Merck Sharp & Dohme Corp.	5.950%	12/1/28	1,300	1,594
Molson Coors Brewing Co.	5.000%	5/1/42	3,575	3,728
Molson Coors Brewing Co.	4.200%	7/15/46	3,225	3,004
Mondelez International Inc.	6.500%	2/9/40	1,689	2,071
Mylan Inc.	5.400%	11/29/43	1,240	1,165
4 Mylan NV	5.250%	6/15/46	3,000	2,771
New York & Presbyterian Hospital	3.563%	8/1/36	750	716
New York & Presbyterian Hospital	4.024%	8/1/45	2,600	2,525
New York & Presbyterian Hospital	4.063%	8/1/56	1,025	955
New York & Presbyterian Hospital	4.763%	8/1/16	540	508
Newell Brands Inc.	5.375%	4/1/36	5,702	6,428
Newell Brands Inc.	5.500%	4/1/46	6,500	7,449
Northwell Healthcare Inc.	3.979%	11/1/46	2,625	2,398
Novant Health Inc.	4.371%	11/1/43	975	959
Novartis Capital Corp.	3.700%	9/21/42	1,275	1,218
Novartis Capital Corp.	4.400%	5/6/44	4,875	5,230
Novartis Capital Corp.	4.000%	11/20/45	3,700	3,724
NYU Hospitals Center	4.784%	7/1/44	1,150	1,185
Partners Healthcare System Inc.	4.117%	7/1/55	1,000	961
PepsiCo Inc.	5.500%	1/15/40	3,275	3,917
PepsiCo Inc.	4.875%	11/1/40	3,740	4,143
PepsiCo Inc.	4.000%	3/5/42	2,970	2,943
PepsiCo Inc.	3.600%	8/13/42	1,625	1,505
PepsiCo Inc.	4.250%	10/22/44	2,233	2,289
PepsiCo Inc.	4.600%	7/17/45	2,599	2,822
PepsiCo Inc.	4.450%	4/14/46	1,400	1,486
PepsiCo Inc.	3.450%	10/6/46	4,700	4,254
Perrigo Co. plc	5.300%	11/15/43	1,600	1,544
Perrigo Finance Unlimited Co.	4.900%	12/15/44	1,275	1,167
Pfizer Inc.	4.000%	12/15/36	3,200	3,263
Pfizer Inc.	7.200%	3/15/39	6,360	9,158
Pfizer Inc.	4.300%	6/15/43	3,550	3,642
Pfizer Inc.	4.400%	5/15/44	3,525	3,723
Pfizer Inc.	4.125%	12/15/46	4,200	4,270
Pharmacia LLC	6.600%	12/1/28	3,200	4,076
Philip Morris International Inc.	6.375%	5/16/38	2,290	2,932
Philip Morris International Inc.	4.375%	11/15/41	2,450	2,464
Philip Morris International Inc.	4.500%	3/20/42	4,678	4,736
Philip Morris International Inc.	3.875%	8/21/42	3,675	3,430
Philip Morris International Inc.	4.125%	3/4/43	3,000	2,896
Philip Morris International Inc.	4.875%	11/15/43	1,185	1,285
Philip Morris International Inc.	4.250%	11/10/44	3,000	2,958
Procter & Gamble Co.	5.550%	3/5/37	948	1,225

89

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Quest Diagnostics Inc.	4.700%	3/30/45	1,175	1,166
Reynolds American Inc.	5.700%	8/15/35	2,808	3,223
Reynolds American Inc.	7.250%	6/15/37	2,125	2,799
Reynolds American Inc.	6.150%	9/15/43	1,350	1,632
Reynolds American Inc.	5.850%	8/15/45	6,975	8,245
RWJ Barnabas Health Inc.	3.949%	7/1/46	1,350	1,242
Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	600	647
St. Jude Medical Inc.	4.750%	4/15/43	2,400	2,341
Stryker Corp.	4.100%	4/1/43	2,325	2,163
Stryker Corp.	4.625%	3/15/46	3,675	3,732
Sysco Corp.	5.375%	9/21/35	2,450	2,723
Sysco Corp.	4.850%	10/1/45	1,250	1,302
Sysco Corp.	4.500%	4/1/46	2,375	2,395
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	2,306	2,571
Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	7,300	6,227
3 Texas Health Resources	4.330%	11/15/55	1,000	991
The Kroger Co.	7.700%	6/1/29	1,550	2,044
The Kroger Co.	8.000%	9/15/29	775	1,046
The Kroger Co.	7.500%	4/1/31	1,620	2,168
The Kroger Co.	6.900%	4/15/38	1,800	2,312
The Kroger Co.	5.400%	7/15/40	920	1,013
The Kroger Co.	5.000%	4/15/42	900	947
The Kroger Co.	5.150%	8/1/43	1,300	1,401
The Kroger Co.	3.875%	10/15/46	1,100	1,003
The Pepsi Bottling Group Inc.	7.000%	3/1/29	3,525	4,797
Thermo Fisher Scientific Inc.	5.300%	2/1/44	1,175	1,308
Trinity Health Corp.	4.125%	12/1/45	1,175	1,135
Tyson Foods Inc.	4.875%	8/15/34	2,570	2,633
Tyson Foods Inc.	5.150%	8/15/44	1,448	1,485
Unilever Capital Corp.	5.900%	11/15/32	4,433	5,724
Whirlpool Corp.	5.150%	3/1/43	950	1,010
Whirlpool Corp.	4.500%	6/1/46	1,975	1,922
Wyeth LLC	6.500%	2/1/34	2,485	3,206
Wyeth LLC	6.000%	2/15/36	510	631
Wyeth LLC	5.950%	4/1/37	6,935	8,723
Zimmer Biomet Holdings Inc.	4.250%	8/15/35	500	468
Zoetis Inc.	4.700%	2/1/43	3,725	3,601
Energy (5.6%)
Anadarko Finance Co.	7.500%	5/1/31	3,185	4,030
Anadarko Petroleum Corp.	6.450%	9/15/36	5,775	6,826
Anadarko Petroleum Corp.	7.950%	6/15/39	1,250	1,623
Anadarko Petroleum Corp.	6.200%	3/15/40	2,320	2,658
Anadarko Petroleum Corp.	4.500%	7/15/44	2,125	1,989
Anadarko Petroleum Corp.	6.600%	3/15/46	3,600	4,442
Apache Corp.	6.000%	1/15/37	4,206	4,805
Apache Corp.	5.100%	9/1/40	5,250	5,495
Apache Corp.	5.250%	2/1/42	1,675	1,780
Apache Corp.	4.750%	4/15/43	5,115	5,280
Apache Finance Canada Corp.	7.750%	12/15/29	1,150	1,494
Baker Hughes Inc.	5.125%	9/15/40	4,627	5,076
BP Capital Markets plc	3.017%	1/16/27	1,900	1,829
BP Capital Markets plc	3.723%	11/28/28	4,000	4,051
Buckeye Partners LP	5.850%	11/15/43	1,350	1,395
Buckeye Partners LP	5.600%	10/15/44	1,025	1,035
Burlington Resources Finance Co.	7.200%	8/15/31	1,050	1,354
Burlington Resources Finance Co.	7.400%	12/1/31	2,675	3,480
Canadian Natural Resources Ltd.	7.200%	1/15/32	1,775	2,096
Canadian Natural Resources Ltd.	6.450%	6/30/33	875	981
Canadian Natural Resources Ltd.	6.500%	2/15/37	590	673
Canadian Natural Resources Ltd.	6.250%	3/15/38	1,690	1,916
Canadian Natural Resources Ltd.	6.750%	2/1/39	1,650	1,913
Columbia Pipeline Group Inc.	5.800%	6/1/45	1,700	1,956
Conoco Funding Co.	7.250%	10/15/31	1,945	2,505

90

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ConocoPhillips	5.900%	10/15/32	1,850	2,138
ConocoPhillips	5.900%	5/15/38	2,275	2,672
ConocoPhillips	6.500%	2/1/39	8,075	10,190
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,300	1,511
ConocoPhillips Co.	4.150%	11/15/34	2,675	2,623
ConocoPhillips Co.	4.300%	11/15/44	800	794
ConocoPhillips Co.	5.950%	3/15/46	1,000	1,242
ConocoPhillips Holding Co.	6.950%	4/15/29	6,658	8,363
Devon Energy Corp.	7.950%	4/15/32	2,710	3,426
Devon Energy Corp.	5.600%	7/15/41	4,135	4,271
Devon Energy Corp.	4.750%	5/15/42	4,240	4,020
Devon Financing Co. LLC	7.875%	9/30/31	3,490	4,442
Dominion Gas Holdings LLC	4.800%	11/1/43	1,100	1,139
Dominion Gas Holdings LLC	4.600%	12/15/44	1,950	1,937
El Paso Natural Gas Co. LLC	8.375%	6/15/32	1,182	1,464
Enable Midstream Partners LP	5.000%	5/15/44	1,725	1,480
Enbridge Energy Partners LP	7.500%	4/15/38	1,270	1,509
Enbridge Energy Partners LP	5.500%	9/15/40	2,425	2,405
Enbridge Energy Partners LP	7.375%	10/15/45	750	931
Enbridge Inc.	4.500%	6/10/44	1,500	1,384
Enbridge Inc.	5.500%	12/1/46	2,200	2,362
Encana Corp.	6.500%	8/15/34	3,500	3,747
Encana Corp.	6.625%	8/15/37	1,750	1,889
Encana Corp.	6.500%	2/1/38	4,400	4,770
Energy Transfer Partners LP	8.250%	11/15/29	1,250	1,557
Energy Transfer Partners LP	4.900%	3/15/35	1,952	1,832
Energy Transfer Partners LP	6.625%	10/15/36	1,501	1,629
Energy Transfer Partners LP	7.500%	7/1/38	1,075	1,263
Energy Transfer Partners LP	6.050%	6/1/41	2,650	2,723
Energy Transfer Partners LP	6.500%	2/1/42	3,280	3,550
Energy Transfer Partners LP	5.150%	2/1/43	1,424	1,330
Energy Transfer Partners LP	5.950%	10/1/43	500	518
Energy Transfer Partners LP	5.150%	3/15/45	3,150	3,007
Energy Transfer Partners LP	6.125%	12/15/45	4,300	4,572
Eni USA Inc.	7.300%	11/15/27	600	740
EnLink Midstream Partners LP	5.600%	4/1/44	1,975	1,876
EnLink Midstream Partners LP	5.050%	4/1/45	500	449
Enterprise Products Operating LLC	3.950%	2/15/27	125	128
Enterprise Products Operating LLC	6.650%	10/15/34	1,220	1,457
Enterprise Products Operating LLC	5.750%	3/1/35	505	551
Enterprise Products Operating LLC	7.550%	4/15/38	1,225	1,576
Enterprise Products Operating LLC	6.125%	10/15/39	1,650	1,891
Enterprise Products Operating LLC	6.450%	9/1/40	1,275	1,512
Enterprise Products Operating LLC	5.950%	2/1/41	2,353	2,654
Enterprise Products Operating LLC	5.700%	2/15/42	1,725	1,900
Enterprise Products Operating LLC	4.850%	8/15/42	3,610	3,616
Enterprise Products Operating LLC	4.450%	2/15/43	4,480	4,256
Enterprise Products Operating LLC	4.850%	3/15/44	5,500	5,551
Enterprise Products Operating LLC	5.100%	2/15/45	4,000	4,198
Enterprise Products Operating LLC	4.900%	5/15/46	2,775	2,837
Enterprise Products Operating LLC	4.950%	10/15/54	1,152	1,125
EOG Resources Inc.	3.900%	4/1/35	2,082	1,970
EOG Resources Inc.	5.100%	1/15/36	376	410
Exxon Mobil Corp.	3.567%	3/6/45	2,913	2,730
Exxon Mobil Corp.	4.114%	3/1/46	8,750	8,939
Halliburton Co.	4.850%	11/15/35	5,300	5,584
Halliburton Co.	6.700%	9/15/38	4,125	5,124
Halliburton Co.	7.450%	9/15/39	275	370
Halliburton Co.	4.500%	11/15/41	2,082	2,043
Halliburton Co.	4.750%	8/1/43	2,400	2,456
Halliburton Co.	5.000%	11/15/45	5,821	6,202
Hess Corp.	4.300%	4/1/27	3,562	3,539
Hess Corp.	7.875%	10/1/29	2,550	3,060
Hess Corp.	7.300%	8/15/31	645	746

91

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hess Corp.	7.125%	3/15/33	1,375	1,566
Hess Corp.	5.600%	2/15/41	4,428	4,500
Hess Corp.	5.800%	4/1/47	1,800	1,869
Husky Energy Inc.	6.800%	9/15/37	1,350	1,596
Kerr-McGee Corp.	7.875%	9/15/31	1,200	1,534
Kinder Morgan Energy Partners LP	7.400%	3/15/31	425	500
Kinder Morgan Energy Partners LP	7.750%	3/15/32	500	611
Kinder Morgan Energy Partners LP	7.300%	8/15/33	2,100	2,462
Kinder Morgan Energy Partners LP	5.800%	3/15/35	2,575	2,720
Kinder Morgan Energy Partners LP	6.500%	2/1/37	650	712
Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,979	4,615
Kinder Morgan Energy Partners LP	6.500%	9/1/39	1,875	2,069
Kinder Morgan Energy Partners LP	6.550%	9/15/40	375	413
Kinder Morgan Energy Partners LP	7.500%	11/15/40	1,500	1,791
Kinder Morgan Energy Partners LP	6.375%	3/1/41	2,000	2,170
Kinder Morgan Energy Partners LP	5.625%	9/1/41	1,929	1,935
Kinder Morgan Energy Partners LP	5.000%	8/15/42	2,375	2,278
Kinder Morgan Energy Partners LP	4.700%	11/1/42	1,650	1,535
Kinder Morgan Energy Partners LP	5.000%	3/1/43	1,000	963
Kinder Morgan Energy Partners LP	5.500%	3/1/44	3,000	3,063
Kinder Morgan Energy Partners LP	5.400%	9/1/44	1,600	1,606
Kinder Morgan Inc.	7.750%	1/15/32	4,474	5,483
Kinder Morgan Inc.	5.300%	12/1/34	3,300	3,368
Kinder Morgan Inc.	5.550%	6/1/45	6,000	6,281
Magellan Midstream Partners LP	6.400%	5/1/37	475	562
Magellan Midstream Partners LP	4.200%	12/1/42	1,150	1,044
Magellan Midstream Partners LP	5.150%	10/15/43	2,075	2,156
Magellan Midstream Partners LP	4.200%	3/15/45	300	273
Magellan Midstream Partners LP	4.250%	9/15/46	1,500	1,407
Marathon Oil Corp.	6.800%	3/15/32	1,600	1,764
Marathon Oil Corp.	6.600%	10/1/37	2,675	2,902
Marathon Oil Corp.	5.200%	6/1/45	1,652	1,553
Marathon Petroleum Corp.	6.500%	3/1/41	3,075	3,274
Marathon Petroleum Corp.	4.750%	9/15/44	1,850	1,635
Marathon Petroleum Corp.	5.850%	12/15/45	900	889
Marathon Petroleum Corp.	5.000%	9/15/54	3,025	2,560
National Oilwell Varco Inc.	3.950%	12/1/42	3,625	2,760
Noble Energy Inc.	8.000%	4/1/27	1,075	1,331
Noble Energy Inc.	6.000%	3/1/41	3,245	3,591
Noble Energy Inc.	5.250%	11/15/43	3,565	3,623
Noble Energy Inc.	5.050%	11/15/44	1,900	1,903
Occidental Petroleum Corp.	3.000%	2/15/27	2,500	2,415
Occidental Petroleum Corp.	4.625%	6/15/45	2,500	2,608
Occidental Petroleum Corp.	4.400%	4/15/46	1,950	1,976
Occidental Petroleum Corp.	4.100%	2/15/47	4,000	3,866
ONEOK Partners LP	6.650%	10/1/36	2,725	3,088
ONEOK Partners LP	6.850%	10/15/37	650	755
ONEOK Partners LP	6.125%	2/1/41	2,725	2,993
ONEOK Partners LP	6.200%	9/15/43	1,450	1,615
Petro-Canada	7.000%	11/15/28	1,425	1,759
Petro-Canada	5.350%	7/15/33	1,450	1,601
Petro-Canada	5.950%	5/15/35	2,480	2,915
Petro-Canada	6.800%	5/15/38	3,875	5,019
Phillips 66	4.650%	11/15/34	2,800	2,908
Phillips 66	5.875%	5/1/42	4,676	5,517
Phillips 66	4.875%	11/15/44	4,829	5,077
Phillips 66 Partners LP	4.680%	2/15/45	1,000	925
Phillips 66 Partners LP	4.900%	10/1/46	2,200	2,111
Pioneer Natural Resources Co.	7.200%	1/15/28	800	974
Plains All American Pipeline LP / PAA Finance Corp.	6.700%	5/15/36	845	929
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	1,950	2,126
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	1,761	1,621
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	2,900	2,411
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	2,375	2,111

92

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Plains All American Pipeline LP / PAA Finance Corp.	4.900%	2/15/45	2	2
Shell International Finance BV	4.125%	5/11/35	5,700	5,782
Shell International Finance BV	6.375%	12/15/38	9,300	11,910
Shell International Finance BV	5.500%	3/25/40	2,725	3,166
Shell International Finance BV	3.625%	8/21/42	1,900	1,715
Shell International Finance BV	4.550%	8/12/43	1,950	2,023
Shell International Finance BV	4.375%	5/11/45	7,614	7,729
Shell International Finance BV	4.000%	5/10/46	7,500	7,160
Shell International Finance BV	3.750%	9/12/46	8,000	7,351
Southern Natural Gas Co. LLC	8.000%	3/1/32	858	1,073
Spectra Energy Capital LLC	6.750%	2/15/32	905	997
Spectra Energy Partners LP	5.950%	9/25/43	1,450	1,640
Spectra Energy Partners LP	4.500%	3/15/45	2,525	2,397
Suncor Energy Inc.	7.150%	2/1/32	800	1,005
Suncor Energy Inc.	5.950%	12/1/34	855	1,004
Suncor Energy Inc.	6.500%	6/15/38	1,415	1,794
Suncor Energy Inc.	6.850%	6/1/39	2,575	3,374
Sunoco Logistics Partners Operations LP	6.850%	2/15/40	850	947
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	1,600	1,666
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	1,900	1,747
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	1,840	1,779
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	2,150	2,092
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	1,830	2,127
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	1,400	1,633
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	960	1,160
Texas Eastern Transmission LP	7.000%	7/15/32	1,375	1,678
Tosco Corp.	7.800%	1/1/27	155	198
Tosco Corp.	8.125%	2/15/30	2,700	3,694
TransCanada PipeLines Ltd.	4.625%	3/1/34	2,900	3,052
TransCanada PipeLines Ltd.	5.600%	3/31/34	925	1,062
TransCanada PipeLines Ltd.	5.850%	3/15/36	1,150	1,372
TransCanada PipeLines Ltd.	6.200%	10/15/37	4,075	5,059
TransCanada PipeLines Ltd.	7.250%	8/15/38	3,195	4,308
TransCanada PipeLines Ltd.	6.100%	6/1/40	3,225	4,014
TransCanada PipeLines Ltd.	5.000%	10/16/43	4,650	5,162
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	1,275	1,297
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	1,075	980
Valero Energy Corp.	7.500%	4/15/32	1,841	2,264
Valero Energy Corp.	6.625%	6/15/37	5,839	6,775
Valero Energy Corp.	10.500%	3/15/39	250	382
Valero Energy Corp.	4.900%	3/15/45	2,900	2,866
Western Gas Partners LP	5.450%	4/1/44	1,250	1,285
Williams Partners LP	6.300%	4/15/40	4,500	4,807
Williams Partners LP	5.800%	11/15/43	2,325	2,375
Williams Partners LP	5.400%	3/4/44	1,754	1,698
Williams Partners LP	4.900%	1/15/45	1,625	1,501
Williams Partners LP	5.100%	9/15/45	2,400	2,278
XTO Energy Inc.	6.750%	8/1/37	440	598
Other Industrial (0.3%)
California Institute of Technology GO	4.321%	8/1/45	1,000	1,041
California Institute of Technology GO	4.700%	11/1/11	1,575	1,488
Dartmouth College New Hampshire GO	3.474%	6/1/46	850	793
3 Duke University	3.199%	10/1/38	900	823
George Washington University District of Columbia GO	3.545%	9/15/46	1,000	859
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	1,175	1,172
3 Massachusetts Institute of Technology GO	3.959%	7/1/38	1,050	1,097
Massachusetts Institute of Technology GO	5.600%	7/1/11	2,375	2,843
Massachusetts Institute of Technology GO	4.678%	7/1/14	1,925	1,921
Massachusetts Institute of Technology GO	3.885%	7/1/16	1,600	1,361
3 Northwestern University Illinois GO	3.688%	12/1/38	1,250	1,243
3 Northwestern University Illinois GO	4.643%	12/1/44	2,250	2,535
President & Fellows of Harvard College Massachusetts
GO	3.619%	10/1/37	900	888

93

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Rice University Texas GO	3.574%	5/15/45	1,900	1,805
3 Rice University Texas GO	3.774%	5/15/55	150	141
3 University of Notre Dame DU LAC Indiana GO	3.438%	2/15/45	1,400	1,339
University of Pennsylvania GO	4.674%	9/1/12	1,000	983
3 University of Southern California GO	3.028%	10/1/39	2,500	2,215
Wesleyan University Connecticut GO	4.781%	7/1/16	1,050	993
Technology (3.2%)
Analog Devices Inc.	4.500%	12/5/36	1,000	1,009
Analog Devices Inc.	5.300%	12/15/45	1,000	1,096
Apple Inc.	4.500%	2/23/36	2,250	2,406
Apple Inc.	3.850%	5/4/43	10,010	9,597
Apple Inc.	4.450%	5/6/44	4,075	4,221
Apple Inc.	3.450%	2/9/45	5,200	4,601
Apple Inc.	4.375%	5/13/45	6,581	6,751
Apple Inc.	4.650%	2/23/46	14,307	15,439
Apple Inc.	3.850%	8/4/46	8,025	7,699
Applied Materials Inc.	5.100%	10/1/35	1,250	1,380
Applied Materials Inc.	5.850%	6/15/41	2,205	2,637
Cisco Systems Inc.	5.900%	2/15/39	5,181	6,583
Cisco Systems Inc.	5.500%	1/15/40	6,110	7,494
Corning Inc.	7.250%	8/15/36	600	704
Corning Inc.	4.700%	3/15/37	2,325	2,284
Corning Inc.	5.750%	8/15/40	1,450	1,602
4 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.100%	7/15/36	4,890	5,820
4 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.350%	7/15/46	6,775	8,389
Equifax Inc.	7.000%	7/1/37	750	908
Fidelity National Information Services Inc.	4.500%	8/15/46	2,500	2,375
Hewlett Packard Enterprise Co.	6.350%	10/15/45	7,550	7,551
HP Enterprise Services LLC	7.450%	10/15/29	876	1,045
HP Inc.	6.000%	9/15/41	1,585	1,595
Intel Corp.	4.000%	12/15/32	1,050	1,078
Intel Corp.	4.800%	10/1/41	5,145	5,652
Intel Corp.	4.250%	12/15/42	3,020	3,049
Intel Corp.	4.900%	7/29/45	6,795	7,560
Intel Corp.	4.100%	5/19/46	4,000	3,981
International Business Machines Corp.	6.220%	8/1/27	250	311
International Business Machines Corp.	6.500%	1/15/28	1,725	2,197
International Business Machines Corp.	5.875%	11/29/32	2,750	3,435
International Business Machines Corp.	5.600%	11/30/39	3,228	3,911
International Business Machines Corp.	4.000%	6/20/42	1,863	1,861
International Business Machines Corp.	4.700%	2/19/46	2,000	2,178
Juniper Networks Inc.	5.950%	3/15/41	1,285	1,312
KLA-Tencor Corp.	5.650%	11/1/34	800	847
Microsoft Corp.	3.500%	2/12/35	7,150	6,837
Microsoft Corp.	4.200%	11/3/35	810	850
Microsoft Corp.	3.450%	8/8/36	11,500	10,920
Microsoft Corp.	5.200%	6/1/39	1,205	1,404
Microsoft Corp.	4.500%	10/1/40	2,965	3,154
Microsoft Corp.	5.300%	2/8/41	2,175	2,603
Microsoft Corp.	3.500%	11/15/42	2,825	2,600
Microsoft Corp.	3.750%	5/1/43	685	651
Microsoft Corp.	4.875%	12/15/43	1,900	2,120
Microsoft Corp.	3.750%	2/12/45	7,575	7,186
Microsoft Corp.	4.450%	11/3/45	7,240	7,669
Microsoft Corp.	3.700%	8/8/46	15,425	14,495
Microsoft Corp.	4.000%	2/12/55	8,750	8,263
Microsoft Corp.	4.750%	11/3/55	3,509	3,814
Microsoft Corp.	3.950%	8/8/56	4,700	4,399
Motorola Solutions Inc.	5.500%	9/1/44	1,225	1,170
Oracle Corp.	3.250%	5/15/30	1,504	1,463
Oracle Corp.	4.300%	7/8/34	6,655	6,864
Oracle Corp.	3.900%	5/15/35	4,703	4,613
Oracle Corp.	3.850%	7/15/36	6,325	6,157

94

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Oracle Corp.	6.500%	4/15/38	4,190	5,461
Oracle Corp.	6.125%	7/8/39	4,225	5,324
Oracle Corp.	5.375%	7/15/40	8,664	10,009
Oracle Corp.	4.500%	7/8/44	4,125	4,232
Oracle Corp.	4.125%	5/15/45	2,452	2,383
Oracle Corp.	4.000%	7/15/46	7,400	7,057
Oracle Corp.	4.375%	5/15/55	3,075	3,023
QUALCOMM Inc.	4.650%	5/20/35	2,575	2,706
QUALCOMM Inc.	4.800%	5/20/45	5,205	5,551
Seagate HDD Cayman	4.875%	6/1/27	2,200	1,974
Seagate HDD Cayman	5.750%	12/1/34	1,550	1,317
Tyco Electronics Group SA	7.125%	10/1/37	2,250	2,922
Verisk Analytics Inc.	5.500%	6/15/45	1,275	1,346
Xerox Corp.	4.800%	3/1/35	400	359
Xerox Corp.	6.750%	12/15/39	675	674
Transportation (1.9%)
3 American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	2,964	2,912
3 American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	1,757	1,766
3 American Airlines 2016-1 Class A Pass Through Trust	4.100%	1/15/28	922	941
3 American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	1,995	2,000
3 American Airlines 2016-2 Class A Pass Through Trust	3.650%	6/15/28	975	968
3 American Airlines 2016-2 Class AA Pass Through Trust	3.200%	12/15/29	2,575	2,495
3 American Airlines 2016-3 Class A Pass Through Trust	3.250%	4/15/30	800	772
American Airlines 2016-3 Class AA Pass Through Trust	3.000%	10/15/28	1,725	1,654
Burlington Northern Santa Fe LLC	7.950%	8/15/30	905	1,286
Burlington Northern Santa Fe LLC	6.200%	8/15/36	2,160	2,771
Burlington Northern Santa Fe LLC	6.150%	5/1/37	1,670	2,137
Burlington Northern Santa Fe LLC	5.750%	5/1/40	2,275	2,770
Burlington Northern Santa Fe LLC	5.050%	3/1/41	2,207	2,491
Burlington Northern Santa Fe LLC	5.400%	6/1/41	2,292	2,691
Burlington Northern Santa Fe LLC	4.950%	9/15/41	525	581
Burlington Northern Santa Fe LLC	4.400%	3/15/42	2,060	2,137
Burlington Northern Santa Fe LLC	4.375%	9/1/42	3,280	3,402
Burlington Northern Santa Fe LLC	4.450%	3/15/43	2,050	2,135
Burlington Northern Santa Fe LLC	5.150%	9/1/43	2,250	2,572
Burlington Northern Santa Fe LLC	4.900%	4/1/44	2,350	2,620
Burlington Northern Santa Fe LLC	4.550%	9/1/44	2,850	3,028
Burlington Northern Santa Fe LLC	4.150%	4/1/45	3,473	3,503
Burlington Northern Santa Fe LLC	4.700%	9/1/45	1,500	1,633
Burlington Northern Santa Fe LLC	3.900%	8/1/46	1,850	1,800
Canadian National Railway Co.	6.900%	7/15/28	950	1,271
Canadian National Railway Co.	6.250%	8/1/34	2,420	3,123
Canadian National Railway Co.	6.200%	6/1/36	2,292	2,967
Canadian National Railway Co.	6.375%	11/15/37	490	649
Canadian National Railway Co.	3.500%	11/15/42	1,000	921
Canadian National Railway Co.	3.200%	8/2/46	2,425	2,131
Canadian Pacific Railway Co.	7.125%	10/15/31	1,115	1,517
Canadian Pacific Railway Co.	5.750%	3/15/33	1,025	1,195
Canadian Pacific Railway Co.	4.800%	9/15/35	1,225	1,314
Canadian Pacific Railway Co.	5.750%	1/15/42	900	1,086
Canadian Pacific Railway Co.	4.800%	8/1/45	1,720	1,848
Canadian Pacific Railway Co.	6.125%	9/15/15	2,950	3,530
CSX Corp.	6.000%	10/1/36	1,095	1,310
CSX Corp.	6.150%	5/1/37	2,230	2,721
CSX Corp.	6.220%	4/30/40	2,475	3,074
CSX Corp.	5.500%	4/15/41	1,810	2,067
CSX Corp.	4.750%	5/30/42	1,950	2,021
CSX Corp.	4.400%	3/1/43	1,150	1,152
CSX Corp.	4.100%	3/15/44	1,650	1,595
CSX Corp.	3.800%	11/1/46	2,700	2,492
CSX Corp.	3.950%	5/1/50	2,325	2,091
CSX Corp.	4.500%	8/1/54	1,665	1,633
CSX Corp.	4.250%	11/1/66	2,000	1,821

95

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	982	993
FedEx Corp.	4.900%	1/15/34	1,625	1,726
FedEx Corp.	3.900%	2/1/35	1,520	1,457
FedEx Corp.	3.875%	8/1/42	1,940	1,760
FedEx Corp.	4.100%	4/15/43	1,700	1,581
FedEx Corp.	5.100%	1/15/44	1,940	2,099
FedEx Corp.	4.100%	2/1/45	1,070	1,003
FedEx Corp.	4.750%	11/15/45	5,375	5,557
FedEx Corp.	4.550%	4/1/46	4,150	4,171
FedEx Corp.	4.500%	2/1/65	785	721
Kansas City Southern	4.300%	5/15/43	1,450	1,341
Kansas City Southern	4.950%	8/15/45	1,770	1,795
3 Latam Airlines 2015-1 Pass Through Trust A	4.200%	8/15/29	2,547	2,489
Norfolk Southern Corp.	7.800%	5/15/27	2,092	2,795
Norfolk Southern Corp.	7.250%	2/15/31	660	885
Norfolk Southern Corp.	7.050%	5/1/37	845	1,140
Norfolk Southern Corp.	4.837%	10/1/41	1,873	2,032
Norfolk Southern Corp.	3.950%	10/1/42	1,635	1,552
Norfolk Southern Corp.	4.800%	8/15/43	1,304	1,409
Norfolk Southern Corp.	4.450%	6/15/45	3,660	3,781
Norfolk Southern Corp.	4.650%	1/15/46	1,750	1,858
Norfolk Southern Corp.	7.900%	5/15/97	325	466
Norfolk Southern Corp.	6.000%	3/15/05	1,430	1,667
Norfolk Southern Corp.	6.000%	5/23/11	1,880	2,184
3 Spirit Airlines Class A Pass Through Certificates Series
2015-1	4.100%	10/1/29	1,657	1,690
Union Pacific Corp.	3.375%	2/1/35	625	589
Union Pacific Corp.	4.300%	6/15/42	80	83
Union Pacific Corp.	4.250%	4/15/43	1,050	1,079
Union Pacific Corp.	4.150%	1/15/45	400	402
Union Pacific Corp.	4.050%	11/15/45	1,200	1,198
Union Pacific Corp.	4.050%	3/1/46	3,000	3,006
Union Pacific Corp.	3.350%	8/15/46	1,425	1,282
Union Pacific Corp.	3.799%	10/1/51	8,131	7,541
Union Pacific Corp.	3.875%	2/1/55	1,910	1,730
Union Pacific Corp.	4.375%	11/15/65	2,350	2,321
3 Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	697	817
3 United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	1,952	1,937
3 United Airlines 2016-1 Class A Pass Through Trust	3.450%	1/7/30	1,250	1,228
3 United Airlines 2016-1 Class AA Pass Through Trust	3.100%	7/7/28	3,350	3,250
3 United Airlines 2016-2 Class A Pass Through Trust	3.100%	10/7/28	850	818
3 United Airlines 2016-2 Class AA Pass Through Trust	2.875%	10/7/28	2,075	1,966
United Parcel Service Inc.	6.200%	1/15/38	1,860	2,452
United Parcel Service Inc.	4.875%	11/15/40	1,355	1,548
United Parcel Service Inc.	3.625%	10/1/42	2,510	2,395
United Parcel Service Inc.	3.400%	11/15/46	1,300	1,197
United Parcel Service of America Inc.	8.375%	4/1/30	500	711
				3,260,600
Utilities (6.7%)
Electric (6.2%)
AEP Texas Central Co.	6.650%	2/15/33	952	1,175
4 AEP Transmission Co. LLC	4.000%	12/1/46	1,000	993
Alabama Power Co.	6.125%	5/15/38	1,460	1,825
Alabama Power Co.	6.000%	3/1/39	1,490	1,847
Alabama Power Co.	5.500%	3/15/41	1,125	1,323
Alabama Power Co.	5.200%	6/1/41	1,365	1,545
Alabama Power Co.	4.100%	1/15/42	755	750
Alabama Power Co.	3.850%	12/1/42	1,100	1,058
Alabama Power Co.	4.150%	8/15/44	2,475	2,486
Alabama Power Co.	3.750%	3/1/45	1,470	1,386
Alabama Power Co.	4.300%	1/2/46	1,400	1,447
Ameren Illinois Co.	4.800%	12/15/43	1,138	1,269
Ameren Illinois Co.	4.300%	7/1/44	743	777

96

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ameren Illinois Co.	4.150%	3/15/46	1,152	1,179
Appalachian Power Co.	5.800%	10/1/35	1,105	1,276
Appalachian Power Co.	6.375%	4/1/36	1,005	1,229
Appalachian Power Co.	6.700%	8/15/37	740	948
Appalachian Power Co.	7.000%	4/1/38	1,543	2,046
Appalachian Power Co.	4.400%	5/15/44	740	750
Appalachian Power Co.	4.450%	6/1/45	1,108	1,131
Arizona Public Service Co.	5.500%	9/1/35	485	569
Arizona Public Service Co.	5.050%	9/1/41	1,505	1,695
Arizona Public Service Co.	4.500%	4/1/42	1,180	1,238
Arizona Public Service Co.	4.700%	1/15/44	1,255	1,349
Arizona Public Service Co.	4.350%	11/15/45	550	565
Arizona Public Service Co.	3.750%	5/15/46	1,525	1,426
Baltimore Gas & Electric Co.	6.350%	10/1/36	1,651	2,095
Baltimore Gas & Electric Co.	3.500%	8/15/46	1,350	1,214
Berkshire Hathaway Energy Co.	8.480%	9/15/28	1,025	1,484
Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,960	2,451
Berkshire Hathaway Energy Co.	5.950%	5/15/37	3,125	3,824
Berkshire Hathaway Energy Co.	6.500%	9/15/37	2,580	3,343
Berkshire Hathaway Energy Co.	5.150%	11/15/43	875	983
Berkshire Hathaway Energy Co.	4.500%	2/1/45	1,264	1,313
Black Hills Corp.	3.150%	1/15/27	1,500	1,434
Black Hills Corp.	4.200%	9/15/46	1,450	1,381
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	1,105	1,475
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	1,725	1,619
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	1,175	1,276
Cleco Power LLC	6.500%	12/1/35	575	710
Cleco Power LLC	6.000%	12/1/40	1,290	1,567
Cleveland Electric Illuminating Co.	5.950%	12/15/36	830	921
CMS Energy Corp.	2.950%	2/15/27	1,650	1,564
CMS Energy Corp.	4.700%	3/31/43	935	976
CMS Energy Corp.	4.875%	3/1/44	805	862
Commonwealth Edison Co.	5.900%	3/15/36	2,635	3,232
Commonwealth Edison Co.	6.450%	1/15/38	1,230	1,612
Commonwealth Edison Co.	3.800%	10/1/42	1,350	1,294
Commonwealth Edison Co.	4.600%	8/15/43	1,990	2,140
Commonwealth Edison Co.	4.700%	1/15/44	1,200	1,321
Commonwealth Edison Co.	3.700%	3/1/45	1,135	1,066
Commonwealth Edison Co.	4.350%	11/15/45	1,625	1,701
Commonwealth Edison Co.	3.650%	6/15/46	2,200	2,063
Connecticut Light & Power Co.	6.350%	6/1/36	1,250	1,592
Connecticut Light & Power Co.	4.300%	4/15/44	1,015	1,044
Connecticut Light & Power Co.	4.150%	6/1/45	50	50
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	2,445	2,807
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	2,270	2,746
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	370	464
Consolidated Edison Co. of New York Inc.	5.700%	12/1/36	1,815	2,163
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	870	1,120
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	2,125	2,873
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	790	930
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	1,970	2,394
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	675	676
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	1,050	1,021
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	2,700	2,826
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	2,227	2,356
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	1,850	1,783
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	2,837	2,969
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	1,125	1,122
Consumers Energy Co.	3.950%	5/15/43	1,805	1,795
Consumers Energy Co.	4.100%	11/15/45	925	953
Consumers Energy Co.	3.250%	8/15/46	1,350	1,194
Consumers Energy Co.	4.350%	8/31/64	420	420
Delmarva Power & Light Co.	4.150%	5/15/45	1,500	1,543
Dominion Resources Inc.	6.300%	3/15/33	2,460	2,924

97

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dominion Resources Inc.	5.250%	8/1/33	1,250	1,348
Dominion Resources Inc.	5.950%	6/15/35	1,890	2,199
Dominion Resources Inc.	4.900%	8/1/41	1,725	1,808
Dominion Resources Inc.	4.050%	9/15/42	995	923
Dominion Resources Inc.	4.700%	12/1/44	1,670	1,714
DTE Electric Co.	5.700%	10/1/37	1,060	1,310
DTE Electric Co.	3.950%	6/15/42	885	878
DTE Electric Co.	4.000%	4/1/43	1,225	1,231
DTE Electric Co.	4.300%	7/1/44	1,120	1,177
DTE Electric Co.	3.700%	3/15/45	1,615	1,544
DTE Electric Co.	3.700%	6/1/46	1,125	1,080
DTE Energy Co.	6.375%	4/15/33	1,680	2,051
Duke Energy Carolinas LLC	6.000%	12/1/28	925	1,146
Duke Energy Carolinas LLC	6.450%	10/15/32	1,225	1,547
Duke Energy Carolinas LLC	6.100%	6/1/37	1,410	1,735
Duke Energy Carolinas LLC	6.050%	4/15/38	1,075	1,354
Duke Energy Carolinas LLC	5.300%	2/15/40	2,590	3,068
Duke Energy Carolinas LLC	4.250%	12/15/41	2,420	2,472
Duke Energy Carolinas LLC	4.000%	9/30/42	1,700	1,686
Duke Energy Carolinas LLC	3.750%	6/1/45	2,010	1,911
Duke Energy Carolinas LLC	3.875%	3/15/46	2,000	1,957
Duke Energy Corp.	4.800%	12/15/45	2,175	2,294
Duke Energy Corp.	3.750%	9/1/46	4,700	4,224
Duke Energy Florida LLC	6.350%	9/15/37	1,390	1,800
Duke Energy Florida LLC	6.400%	6/15/38	900	1,185
Duke Energy Florida LLC	5.650%	4/1/40	1,115	1,349
Duke Energy Florida LLC	3.850%	11/15/42	1,490	1,426
Duke Energy Florida LLC	3.400%	10/1/46	1,000	888
3 Duke Energy Florida Project Finance LLC	2.538%	9/1/29	1,400	1,306
3 Duke Energy Florida Project Finance LLC	2.858%	3/1/33	800	730
3 Duke Energy Florida Project Finance LLC	3.112%	9/1/36	900	818
Duke Energy Indiana LLC	6.120%	10/15/35	1,055	1,270
Duke Energy Indiana LLC	6.350%	8/15/38	2,215	2,883
Duke Energy Indiana LLC	6.450%	4/1/39	750	982
Duke Energy Indiana LLC	4.200%	3/15/42	870	864
Duke Energy Indiana LLC	4.900%	7/15/43	1,880	2,082
Duke Energy Indiana LLC	3.750%	5/15/46	1,650	1,562
Duke Energy Ohio Inc.	3.700%	6/15/46	925	872
Duke Energy Progress LLC	6.300%	4/1/38	1,075	1,386
Duke Energy Progress LLC	4.100%	5/15/42	2,625	2,612
Duke Energy Progress LLC	4.100%	3/15/43	1,115	1,116
Duke Energy Progress LLC	4.375%	3/30/44	2,005	2,078
Duke Energy Progress LLC	4.150%	12/1/44	1,705	1,710
Duke Energy Progress LLC	4.200%	8/15/45	3,050	3,100
Duke Energy Progress LLC	3.700%	10/15/46	1,525	1,445
El Paso Electric Co.	6.000%	5/15/35	550	633
El Paso Electric Co.	5.000%	12/1/44	1,784	1,858
4 Emera US Finance LP	4.750%	6/15/46	4,300	4,299
Entergy Louisiana LLC	3.050%	6/1/31	1,525	1,441
Entergy Louisiana LLC	4.950%	1/15/45	2,206	2,269
Entergy Mississippi Inc.	2.850%	6/1/28	3,800	3,604
Entergy Texas Inc.	5.150%	6/1/45	945	976
Exelon Corp.	4.950%	6/15/35	1,635	1,733
Exelon Corp.	5.625%	6/15/35	2,293	2,546
Exelon Corp.	5.100%	6/15/45	1,665	1,768
Exelon Corp.	4.450%	4/15/46	2,300	2,248
Exelon Generation Co. LLC	6.250%	10/1/39	1,510	1,519
Exelon Generation Co. LLC	5.750%	10/1/41	835	788
Exelon Generation Co. LLC	5.600%	6/15/42	3,225	2,982
FirstEnergy Corp.	7.375%	11/15/31	800	1,030
Florida Power & Light Co.	5.625%	4/1/34	1,199	1,451
Florida Power & Light Co.	4.950%	6/1/35	755	865
Florida Power & Light Co.	5.650%	2/1/37	1,193	1,451
Florida Power & Light Co.	5.950%	2/1/38	1,825	2,337

98

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Florida Power & Light Co.	5.960%	4/1/39	1,985	2,561
Florida Power & Light Co.	5.690%	3/1/40	1,315	1,632
Florida Power & Light Co.	5.250%	2/1/41	1,770	2,085
Florida Power & Light Co.	5.125%	6/1/41	850	992
Florida Power & Light Co.	4.125%	2/1/42	2,125	2,190
Florida Power & Light Co.	4.050%	6/1/42	2,117	2,157
Florida Power & Light Co.	3.800%	12/15/42	1,765	1,733
Florida Power & Light Co.	4.050%	10/1/44	1,682	1,721
Georgia Power Co.	5.650%	3/1/37	1,775	2,061
Georgia Power Co.	5.950%	2/1/39	1,630	1,966
Georgia Power Co.	5.400%	6/1/40	1,410	1,610
Georgia Power Co.	4.750%	9/1/40	1,695	1,786
Georgia Power Co.	4.300%	3/15/42	2,455	2,500
Georgia Power Co.	4.300%	3/15/43	1,270	1,280
Iberdrola International BV	6.750%	7/15/36	1,565	1,901
Indiana Michigan Power Co.	6.050%	3/15/37	1,040	1,244
Indiana Michigan Power Co.	4.550%	3/15/46	1,473	1,526
Interstate Power & Light Co.	6.250%	7/15/39	1,835	2,341
Interstate Power & Light Co.	3.700%	9/15/46	650	601
ITC Holdings Corp.	5.300%	7/1/43	890	973
Jersey Central Power & Light Co.	6.150%	6/1/37	980	1,119
3 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,659	2,818
Kansas City Power & Light Co.	6.050%	11/15/35	680	805
Kansas City Power & Light Co.	5.300%	10/1/41	1,545	1,649
Kentucky Utilities Co.	5.125%	11/1/40	1,065	1,224
Kentucky Utilities Co.	4.650%	11/15/43	1,165	1,280
Kentucky Utilities Co.	4.375%	10/1/45	1,250	1,303
Louisville Gas & Electric Co.	5.125%	11/15/40	950	1,080
Louisville Gas & Electric Co.	4.650%	11/15/43	525	575
Louisville Gas & Electric Co.	4.375%	10/1/45	900	944
MidAmerican Energy Co.	6.750%	12/30/31	1,655	2,236
MidAmerican Energy Co.	5.750%	11/1/35	1,550	1,876
MidAmerican Energy Co.	5.800%	10/15/36	1,930	2,345
MidAmerican Energy Co.	4.800%	9/15/43	1,290	1,424
MidAmerican Energy Co.	4.400%	10/15/44	920	976
MidAmerican Energy Co.	4.250%	5/1/46	4,519	4,648
MidAmerican Funding LLC	6.927%	3/1/29	150	199
Mississippi Power Co.	4.250%	3/15/42	1,750	1,513
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	875	1,240
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	2,199	2,235
Nevada Power Co.	6.650%	4/1/36	775	1,022
Nevada Power Co.	6.750%	7/1/37	1,295	1,701
Nevada Power Co.	5.375%	9/15/40	1,210	1,384
Nevada Power Co.	5.450%	5/15/41	1,230	1,440
Northern States Power Co.	5.250%	7/15/35	1,180	1,366
Northern States Power Co.	6.250%	6/1/36	1,175	1,520
Northern States Power Co.	6.200%	7/1/37	1,200	1,556
Northern States Power Co.	5.350%	11/1/39	625	748
Northern States Power Co.	4.850%	8/15/40	1,360	1,513
Northern States Power Co.	3.400%	8/15/42	1,890	1,734
Northern States Power Co.	4.125%	5/15/44	1,450	1,475
Northern States Power Co.	4.000%	8/15/45	1,000	995
Northern States Power Co.	3.600%	5/15/46	1,325	1,253
NorthWestern Corp.	4.176%	11/15/44	1,380	1,379
NSTAR Electric Co.	5.500%	3/15/40	1,705	2,017
NSTAR Electric Co.	4.400%	3/1/44	610	631
Oglethorpe Power Corp.	5.950%	11/1/39	1,165	1,376
Oglethorpe Power Corp.	5.375%	11/1/40	1,655	1,854
Oglethorpe Power Corp.	4.200%	12/1/42	485	466
Oglethorpe Power Corp.	4.550%	6/1/44	770	765
Oglethorpe Power Corp.	4.250%	4/1/46	925	883
Oglethorpe Power Corp.	5.250%	9/1/50	440	469
Ohio Edison Co.	6.875%	7/15/36	1,610	2,047
Ohio Edison Co.	8.250%	10/15/38	475	680

99

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio Power Co.	6.600%	2/15/33	945	1,161
Ohio Power Co.	5.850%	10/1/35	1,080	1,251
Oklahoma Gas & Electric Co.	5.850%	6/1/40	460	564
Oklahoma Gas & Electric Co.	5.250%	5/15/41	555	628
Oklahoma Gas & Electric Co.	3.900%	5/1/43	1,251	1,205
Oklahoma Gas & Electric Co.	4.550%	3/15/44	655	704
Oklahoma Gas & Electric Co.	4.000%	12/15/44	1,300	1,280
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,845	2,500
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	1,140	1,565
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,050	1,511
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,440	1,670
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	1,130	1,205
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	1,490	1,746
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	1,495	1,432
Pacific Gas & Electric Co.	6.050%	3/1/34	8,198	10,244
Pacific Gas & Electric Co.	5.800%	3/1/37	2,925	3,565
Pacific Gas & Electric Co.	6.350%	2/15/38	2,345	2,988
Pacific Gas & Electric Co.	6.250%	3/1/39	1,955	2,492
Pacific Gas & Electric Co.	5.400%	1/15/40	2,270	2,654
Pacific Gas & Electric Co.	4.500%	12/15/41	595	619
Pacific Gas & Electric Co.	4.450%	4/15/42	1,650	1,732
Pacific Gas & Electric Co.	4.600%	6/15/43	1,245	1,318
Pacific Gas & Electric Co.	5.125%	11/15/43	2,180	2,487
Pacific Gas & Electric Co.	4.750%	2/15/44	1,730	1,894
Pacific Gas & Electric Co.	4.300%	3/15/45	1,765	1,808
Pacific Gas & Electric Co.	4.250%	3/15/46	1,938	1,966
Pacific Gas & Electric Co.	4.000%	12/1/46	1,200	1,183
PacifiCorp	7.700%	11/15/31	1,120	1,622
PacifiCorp	5.250%	6/15/35	1,385	1,589
PacifiCorp	6.100%	8/1/36	570	717
PacifiCorp	5.750%	4/1/37	2,430	2,973
PacifiCorp	6.250%	10/15/37	2,353	3,043
PacifiCorp	6.350%	7/15/38	1,190	1,556
PacifiCorp	6.000%	1/15/39	2,620	3,328
PacifiCorp	4.100%	2/1/42	960	963
PECO Energy Co.	5.950%	10/1/36	1,140	1,404
PECO Energy Co.	4.800%	10/15/43	1,000	1,115
Pennsylvania Electric Co.	6.150%	10/1/38	1,140	1,307
Potomac Electric Power Co.	6.500%	11/15/37	1,945	2,545
Potomac Electric Power Co.	7.900%	12/15/38	60	88
Potomac Electric Power Co.	4.150%	3/15/43	1,690	1,719
PPL Capital Funding Inc.	4.700%	6/1/43	1,775	1,783
PPL Capital Funding Inc.	5.000%	3/15/44	1,235	1,305
PPL Electric Utilities Corp.	6.250%	5/15/39	1,665	2,153
PPL Electric Utilities Corp.	5.200%	7/15/41	1,675	1,938
PPL Electric Utilities Corp.	4.750%	7/15/43	75	83
PPL Electric Utilities Corp.	4.125%	6/15/44	1,020	1,032
Progress Energy Inc.	7.750%	3/1/31	2,480	3,409
Progress Energy Inc.	7.000%	10/30/31	1,225	1,586
Progress Energy Inc.	6.000%	12/1/39	1,525	1,830
PSEG Power LLC	8.625%	4/15/31	1,660	2,018
Public Service Co. of Colorado	6.500%	8/1/38	400	530
Public Service Co. of Colorado	4.750%	8/15/41	1,255	1,382
Public Service Co. of Colorado	3.600%	9/15/42	1,765	1,657
Public Service Co. of Colorado	3.950%	3/15/43	205	204
Public Service Co. of Colorado	4.300%	3/15/44	1,875	1,958
Public Service Co. of Oklahoma	6.625%	11/15/37	1,525	1,941
Public Service Electric & Gas Co.	5.800%	5/1/37	1,435	1,776
Public Service Electric & Gas Co.	3.950%	5/1/42	2,195	2,187
Public Service Electric & Gas Co.	3.650%	9/1/42	1,320	1,262
Public Service Electric & Gas Co.	4.000%	6/1/44	835	842
Public Service Electric & Gas Co.	4.050%	5/1/45	1,301	1,318
Public Service Electric & Gas Co.	4.150%	11/1/45	1,177	1,215
Public Service Electric & Gas Co.	3.800%	3/1/46	2,472	2,407

100

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Puget Sound Energy Inc.	7.020%	12/1/27	1,461	1,887
Puget Sound Energy Inc.	5.483%	6/1/35	955	1,104
Puget Sound Energy Inc.	6.724%	6/15/36	275	360
Puget Sound Energy Inc.	6.274%	3/15/37	1,470	1,840
Puget Sound Energy Inc.	5.757%	10/1/39	1,400	1,696
Puget Sound Energy Inc.	5.795%	3/15/40	720	878
Puget Sound Energy Inc.	5.764%	7/15/40	965	1,181
Puget Sound Energy Inc.	5.638%	4/15/41	915	1,106
Puget Sound Energy Inc.	4.434%	11/15/41	451	473
Puget Sound Energy Inc.	4.300%	5/20/45	1,385	1,438
San Diego Gas & Electric Co.	5.350%	5/15/35	800	935
San Diego Gas & Electric Co.	6.125%	9/15/37	1,046	1,341
San Diego Gas & Electric Co.	6.000%	6/1/39	485	619
San Diego Gas & Electric Co.	5.350%	5/15/40	1,160	1,376
San Diego Gas & Electric Co.	4.500%	8/15/40	1,660	1,783
San Diego Gas & Electric Co.	3.950%	11/15/41	980	975
San Diego Gas & Electric Co.	4.300%	4/1/42	1,150	1,197
Sierra Pacific Power Co.	6.750%	7/1/37	885	1,177
South Carolina Electric & Gas Co.	6.625%	2/1/32	850	1,098
South Carolina Electric & Gas Co.	5.300%	5/15/33	1,475	1,682
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,825	2,255
South Carolina Electric & Gas Co.	5.450%	2/1/41	1,015	1,175
South Carolina Electric & Gas Co.	4.350%	2/1/42	2,020	2,047
South Carolina Electric & Gas Co.	4.600%	6/15/43	1,455	1,528
South Carolina Electric & Gas Co.	4.100%	6/15/46	385	384
South Carolina Electric & Gas Co.	4.500%	6/1/64	1,750	1,722
South Carolina Electric & Gas Co.	5.100%	6/1/65	1,590	1,746
Southern California Edison Co.	6.650%	4/1/29	2,125	2,652
Southern California Edison Co.	6.000%	1/15/34	1,185	1,464
Southern California Edison Co.	5.750%	4/1/35	1,250	1,511
Southern California Edison Co.	5.350%	7/15/35	1,345	1,581
Southern California Edison Co.	5.550%	1/15/36	300	362
Southern California Edison Co.	5.625%	2/1/36	1,585	1,900
Southern California Edison Co.	5.550%	1/15/37	690	824
Southern California Edison Co.	5.950%	2/1/38	2,090	2,621
Southern California Edison Co.	6.050%	3/15/39	475	608
Southern California Edison Co.	5.500%	3/15/40	330	396
Southern California Edison Co.	4.500%	9/1/40	1,955	2,081
Southern California Edison Co.	3.900%	12/1/41	3,210	3,164
Southern California Edison Co.	4.050%	3/15/42	2,445	2,460
Southern California Edison Co.	3.900%	3/15/43	525	516
Southern California Edison Co.	4.650%	10/1/43	1,830	2,024
Southern California Edison Co.	3.600%	2/1/45	1,415	1,336
Southern Co.	4.250%	7/1/36	1,950	1,926
Southern Co.	4.400%	7/1/46	2,575	2,545
Southern Power Co.	5.150%	9/15/41	1,570	1,578
Southern Power Co.	5.250%	7/15/43	1,905	1,921
Southern Power Co.	4.950%	12/15/46	1,550	1,509
Southwestern Electric Power Co.	6.200%	3/15/40	1,135	1,372
Southwestern Electric Power Co.	3.900%	4/1/45	910	846
Southwestern Public Service Co.	6.000%	10/1/36	300	359
Southwestern Public Service Co.	4.500%	8/15/41	1,630	1,722
Southwestern Public Service Co.	3.400%	8/15/46	1,400	1,257
Tampa Electric Co.	6.550%	5/15/36	780	989
Tampa Electric Co.	6.150%	5/15/37	1,025	1,256
Tampa Electric Co.	4.100%	6/15/42	1,250	1,206
Tampa Electric Co.	4.350%	5/15/44	185	185
Tampa Electric Co.	4.200%	5/15/45	1,480	1,448
Toledo Edison Co.	6.150%	5/15/37	2,985	3,521
TransAlta Corp.	6.500%	3/15/40	590	547
Tri-State Generation & Transmission Assn. Inc.	4.700%	11/1/44	805	833
Tri-State Generation & Transmission Assn. Inc.	4.250%	6/1/46	975	940
Union Electric Co.	5.300%	8/1/37	1,640	1,934
Union Electric Co.	8.450%	3/15/39	440	692

101

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Union Electric Co.	3.900%	9/15/42	1,670	1,643
Union Electric Co.	3.650%	4/15/45	1,410	1,331
Virginia Electric & Power Co.	6.000%	1/15/36	1,885	2,320
Virginia Electric & Power Co.	6.000%	5/15/37	2,045	2,529
Virginia Electric & Power Co.	6.350%	11/30/37	1,925	2,478
Virginia Electric & Power Co.	8.875%	11/15/38	1,950	3,117
Virginia Electric & Power Co.	4.000%	1/15/43	1,725	1,703
Virginia Electric & Power Co.	4.650%	8/15/43	1,235	1,340
Virginia Electric & Power Co.	4.450%	2/15/44	1,845	1,943
Virginia Electric & Power Co.	4.200%	5/15/45	1,298	1,319
Virginia Electric & Power Co.	4.000%	11/15/46	1,525	1,522
Westar Energy Inc.	4.125%	3/1/42	1,355	1,345
Westar Energy Inc.	4.100%	4/1/43	1,475	1,475
Westar Energy Inc.	4.625%	9/1/43	1,240	1,328
Westar Energy Inc.	4.250%	12/1/45	575	589
Wisconsin Electric Power Co.	5.625%	5/15/33	620	729
Wisconsin Electric Power Co.	5.700%	12/1/36	750	913
Wisconsin Electric Power Co.	3.650%	12/15/42	375	353
Wisconsin Electric Power Co.	4.250%	6/1/44	805	824
Wisconsin Electric Power Co.	4.300%	12/15/45	1,025	1,057
Wisconsin Power & Light Co.	6.375%	8/15/37	890	1,156
Wisconsin Power & Light Co.	4.100%	10/15/44	1,970	1,996
Wisconsin Public Service Corp.	3.671%	12/1/42	1,105	1,043
Wisconsin Public Service Corp.	4.752%	11/1/44	2,380	2,623
Xcel Energy Inc.	6.500%	7/1/36	1,700	2,138
Xcel Energy Inc.	4.800%	9/15/41	685	729
Natural Gas (0.4%)
Atmos Energy Corp.	5.500%	6/15/41	1,575	1,827
Atmos Energy Corp.	4.150%	1/15/43	1,680	1,653
Atmos Energy Corp.	4.125%	10/15/44	1,450	1,444
CenterPoint Energy Resources Corp.	6.625%	11/1/37	600	726
CenterPoint Energy Resources Corp.	5.850%	1/15/41	1,600	1,808
KeySpan Corp.	8.000%	11/15/30	875	1,168
KeySpan Corp.	5.803%	4/1/35	1,000	1,132
NiSource Finance Corp.	6.250%	12/15/40	2,730	3,365
NiSource Finance Corp.	5.950%	6/15/41	1,375	1,634
Nisource Finance Corp.	5.250%	2/15/43	1,650	1,822
NiSource Finance Corp.	4.800%	2/15/44	1,925	2,024
ONE Gas Inc.	4.658%	2/1/44	1,782	1,857
Piedmont Natural Gas Co. Inc.	4.100%	9/18/34	850	838
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	850	884
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	975	861
Sempra Energy	6.000%	10/15/39	3,461	4,118
Southern California Gas Co.	5.750%	11/15/35	75	91
Southern California Gas Co.	3.750%	9/15/42	1,050	1,024
Southern California Gas Co.	4.450%	3/15/44	1,525	1,619
Southern Co. Gas Capital Corp.	6.000%	10/1/34	850	985
Southern Co. Gas Capital Corp.	5.875%	3/15/41	2,805	3,264
Southern Co. Gas Capital Corp.	4.400%	6/1/43	1,350	1,333
Southern Co. Gas Capital Corp.	3.950%	10/1/46	925	855
Southwest Gas Corp.	3.800%	9/29/46	1,700	1,544
Spire Inc.	4.700%	8/15/44	850	839
Washington Gas Light Co.	3.796%	9/15/46	925	869
Other Utility (0.1%)
American Water Capital Corp.	6.593%	10/15/37	2,677	3,545
American Water Capital Corp.	4.300%	12/1/42	1,300	1,345
American Water Capital Corp.	4.300%	9/1/45	1,000	1,037
American Water Capital Corp.	4.000%	12/1/46	425	425
United Utilities plc	6.875%	8/15/28	1,325	1,457
Veolia Environnement SA	6.750%	6/1/38	1,525	1,847

				615,539
Total Corporate Bonds (Cost $4,533,590)				4,677,179

102

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sovereign Bonds (4.3%)
Asian Development Bank	6.220%	8/15/27	2,275	2,978
Asian Development Bank	5.820%	6/16/28	1,480	1,828
CNOOC Finance 2013 Ltd.	4.250%	5/9/43	4,275	4,046
CNOOC Finance 2015 Australia Pty Ltd.	4.200%	5/5/45	500	468
CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	2,300	2,411
Ecopetrol SA	7.375%	9/18/43	2,300	2,323
Ecopetrol SA	5.875%	5/28/45	5,625	4,887
European Investment Bank	4.875%	2/15/36	3,060	3,807
Hydro-Quebec	8.500%	12/1/29	1,321	1,916
Inter-American Development Bank	3.875%	10/28/41	1,730	1,854
Inter-American Development Bank	3.200%	8/7/42	1,780	1,701
Inter-American Development Bank	4.375%	1/24/44	1,328	1,537
International Bank for Reconstruction & Development	4.750%	2/15/35	1,725	2,098
5 KFW	0.000%	4/18/36	5,625	2,991
5 KFW	0.000%	6/29/37	2,665	1,354
Korea Electric Power Corp.	7.000%	2/1/27	750	965
Nexen Energy ULC	7.875%	3/15/32	1,800	2,391
Nexen Energy ULC	5.875%	3/10/35	1,150	1,288
Nexen Energy ULC	6.400%	5/15/37	1,555	1,889
Nexen Energy ULC	7.500%	7/30/39	2,025	2,759
4 Petroleos Mexicanos	6.500%	3/13/27	3,850	3,981
Petroleos Mexicanos	6.625%	6/15/35	9,970	9,878
Petroleos Mexicanos	6.625%	6/15/38	2,575	2,427
Petroleos Mexicanos	6.500%	6/2/41	11,300	10,564
Petroleos Mexicanos	5.500%	6/27/44	6,690	5,605
Petroleos Mexicanos	6.375%	1/23/45	10,750	9,804
Petroleos Mexicanos	5.625%	1/23/46	12,350	10,183
4 Petroleos Mexicanos	6.750%	9/21/47	7,917	7,466
Province of British Columbia	7.250%	9/1/36	1,500	2,249
Quebec	7.500%	9/15/29	8,065	11,237
Republic of Chile	3.625%	10/30/42	3,400	3,174
Republic of Colombia	10.375%	1/28/33	1,025	1,490
Republic of Colombia	7.375%	9/18/37	6,637	8,014
Republic of Colombia	6.125%	1/18/41	7,075	7,648
3 Republic of Colombia	5.625%	2/26/44	6,575	6,784
3 Republic of Colombia	5.000%	6/15/45	10,100	9,595
Republic of Hungary	7.625%	3/29/41	3,200	4,479
Republic of Italy	5.375%	6/15/33	5,575	5,935
Republic of Korea	4.125%	6/10/44	2,150	2,476
Republic of Panama	8.875%	9/30/27	560	769
3 Republic of Panama	3.875%	3/17/28	3,700	3,629
Republic of Panama	9.375%	4/1/29	3,985	5,619
3 Republic of Panama	6.700%	1/26/36	5,901	7,170
3 Republic of Panama	4.300%	4/29/53	3,050	2,730
Republic of Peru	4.125%	8/25/27	3,185	3,314
Republic of Peru	8.750%	11/21/33	6,750	9,898
3 Republic of Peru	6.550%	3/14/37	4,425	5,560
Republic of Peru	5.625%	11/18/50	8,090	9,212
Republic of South Africa	4.300%	10/12/28	7,250	6,724
Republic of South Africa	6.250%	3/8/41	2,175	2,379
Republic of South Africa	5.375%	7/24/44	3,600	3,537
Republic of South Africa	5.000%	10/12/46	1,700	1,568
Republic of the Philippines	9.500%	2/2/30	5,700	8,956
Republic of the Philippines	7.750%	1/14/31	8,225	11,546
Republic of the Philippines	6.375%	1/15/32	4,850	6,147
Republic of the Philippines	6.375%	10/23/34	8,750	11,353
Republic of the Philippines	5.000%	1/13/37	4,375	4,927
Republic of the Philippines	3.950%	1/20/40	7,502	7,352
Republic of the Philippines	3.700%	3/1/41	650	620
State of Israel	4.500%	1/30/43	6,200	6,188
Statoil ASA	7.250%	9/23/27	3,000	3,979
Statoil ASA	6.800%	1/15/28	185	237

103

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Statoil ASA	7.150%	1/15/29	1,290	1,714
Statoil ASA	5.100%	8/17/40	3,209	3,591
Statoil ASA	4.250%	11/23/41	1,925	1,907
Statoil ASA	3.950%	5/15/43	1,870	1,781
Statoil ASA	4.800%	11/8/43	1,360	1,476
United Mexican States	8.300%	8/15/31	3,160	4,669
United Mexican States	7.500%	4/8/33	2,440	3,080
United Mexican States	6.750%	9/27/34	5,972	7,095
United Mexican States	6.050%	1/11/40	12,300	13,302
United Mexican States	4.750%	3/8/44	12,056	11,053
United Mexican States	5.550%	1/21/45	9,380	9,565
United Mexican States	4.600%	1/23/46	10,351	9,321
United Mexican States	4.350%	1/15/47	6,400	5,498
United Mexican States	5.750%	10/12/10	8,050	7,464
3 Uruguay	4.375%	10/27/27	6,700	6,717
3 Uruguay	7.625%	3/21/36	4,043	5,013
3 Uruguay	4.125%	11/20/45	2,750	2,262
3 Uruguay	5.100%	6/18/50	11,450	10,334

Total Sovereign Bonds (Cost $408,815)				397,736

Taxable Municipal Bonds (5.0%)
Alabama Economic Settlement Authority BP
Settlement Revenue	4.263%	9/15/32	800	822
Alameda County CA Joint Powers Authority Lease
Revenue	7.046%	12/1/44	1,100	1,509
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	6.449%	2/15/44	680	835
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.834%	2/15/41	645	912
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.053%	2/15/43	550	654
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	2,400	2,825
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	450	540
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	175	243
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	2,995	4,540
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	600	738
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	1,095	1,478
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	4,100	5,570
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	2,800	3,961
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	1,665	2,337
California GO	7.700%	11/1/30	1,260	1,505
California GO	7.500%	4/1/34	6,780	9,537
California GO	7.950%	3/1/36	1,450	1,690
California GO	7.550%	4/1/39	9,505	14,115
California GO	7.300%	10/1/39	5,405	7,634
California GO	7.350%	11/1/39	2,925	4,141
California GO	7.625%	3/1/40	3,815	5,605
California GO	7.600%	11/1/40	6,950	10,459
California Public Works Board Lease Revenue (Various
Capital Projects)	8.361%	10/1/34	725	1,043
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	800	994
Chicago IL GO	7.375%	1/1/33	2,600	2,626
Chicago IL GO	7.781%	1/1/35	675	693

104

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Chicago IL GO	5.432%	1/1/42	900	726
Chicago IL GO	6.314%	1/1/44	1,050	936
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	1,655	1,978
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	625	701
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,275	1,664
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	1,450	1,695
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	5,150	6,431
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	1,075	1,321
Chicago IL Water Revenue	6.742%	11/1/40	1,200	1,516
Clark County NV Airport System Revenue	6.881%	7/1/42	1,650	1,846
Clark County NV Airport System Revenue	6.820%	7/1/45	1,400	1,967
Colorado Bridge Enterprise Revenue	6.078%	12/1/40	880	1,101
Commonwealth Financing Authority Pennsylvania
Revenue	4.014%	6/1/33	2,300	2,232
Commonwealth Financing Authority Pennsylvania
Revenue	6.218%	6/1/39	1,190	1,406
Connecticut GO	5.632%	12/1/29	1,500	1,750
Connecticut GO	5.090%	10/1/30	750	839
Connecticut GO	5.850%	3/15/32	3,350	4,089
Connecticut Special Tax Revenue (Transportation
Infrastructure)	5.459%	11/1/30	900	1,028
Cook County IL GO	6.229%	11/15/34	1,050	1,229
Curators of the University of Missouri System Facilities
Revenue	5.960%	11/1/39	1,220	1,561
Curators of the University of Missouri System Facilities
Revenue	5.792%	11/1/41	720	933
Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	1,023
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	890	1,020
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,545	2,015
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	1,665	1,940
Dallas TX Convention Center Hotel Development Corp.
Hotel Revenue	7.088%	1/1/42	1,290	1,699
Dallas TX Independent School District GO	6.450%	2/15/35	1,495	1,719
Denver CO City & County School District No. 1 COP	4.242%	12/15/37	800	814
Denver CO City & County School District No. 1 COP	7.017%	12/15/37	850	1,128
Denver CO City & County School District No. 1 GO	5.664%	12/1/33	1,025	1,267
District of Columbia Income Tax Revenue	5.591%	12/1/34	675	822
District of Columbia Income Tax Revenue	5.582%	12/1/35	735	901
District of Columbia Water & Sewer Authority Public
Utility Revenue	5.522%	10/1/44	575	699
District of Columbia Water & Sewer Authority Public
Utility Revenue	4.814%	10/1/14	1,275	1,273
East Baton Rouge LA Sewer Commission Revenue	6.087%	2/1/45	700	774
East Bay CA Municipal Utility District Water System
Revenue	5.874%	6/1/40	1,575	1,988
George Washington University District of Columbia GO	4.300%	9/15/44	1,825	1,782
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	4,707	5,796
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	2,825	3,428
Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	850	964
Grand Parkway Transportation Corp. Texas System Toll
Revenue	5.184%	10/1/42	1,000	1,174
Houston TX GO	6.290%	3/1/32	1,195	1,421
Houston TX Utility System Revenue	3.828%	5/15/28	1,200	1,258
Illinois GO	5.100%	6/1/33	24,940	22,284
Illinois GO	6.630%	2/1/35	1,770	1,779
Illinois GO	6.725%	4/1/35	1,600	1,616
Illinois GO	7.350%	7/1/35	1,055	1,120
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	1,670	2,098
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	600	736
Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	1,075	1,373
6 Industry CA Sales Tax Revenue	5.125%	1/1/51	1,000	1,042

105

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JobsOhio Beverage System Statewide Liquor Profits
Revenue	3.985%	1/1/29	1,525	1,610
JobsOhio Beverage System Statewide Liquor Profits
Revenue	4.532%	1/1/35	1,050	1,133
Kansas Department of Transportation Highway
Revenue	4.596%	9/1/35	1,225	1,359
Kansas Development Finance Authority Revenue	4.727%	4/15/37	2,200	2,306
Los Angeles CA Community College District GO	6.600%	8/1/42	900	1,249
Los Angeles CA Community College District GO	6.750%	8/1/49	1,950	2,802
Los Angeles CA Department of Airports International
Airport Revenue	6.582%	5/15/39	905	1,159
Los Angeles CA Department of Water & Power
Revenue	5.716%	7/1/39	1,025	1,251
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	1,295	1,605
Los Angeles CA Department of Water & Power
Revenue	6.166%	7/1/40	625	696
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	1,575	2,155
Los Angeles CA Department of Water & Power
Revenue	6.603%	7/1/50	1,500	2,093
Los Angeles CA Unified School District GO	5.755%	7/1/29	1,140	1,371
Los Angeles CA Unified School District GO	5.750%	7/1/34	4,345	5,357
Los Angeles CA Unified School District GO	6.758%	7/1/34	2,760	3,698
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	1,800	2,212
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.488%	8/1/33	1,360	1,803
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.618%	8/1/40	700	991
Louisville & Jefferson County KY Metropolitan Sewer
District Sewer & Drainage System Revenue	6.250%	5/15/43	895	1,155
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	850	1,060
Massachusetts GO	4.500%	8/1/31	1,500	1,674
Massachusetts GO	5.456%	12/1/39	3,135	3,863
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	1,530	1,922
Massachusetts Transportation Fund Revenue	5.731%	6/1/40	1,515	1,918
Massachusetts Water Pollution Abatement Trust
Revenue	5.192%	8/1/40	900	1,027
Metropolitan Government of Nashville & Davidson
County TN Convention Center Authority Tourism Tax
Revenue	6.731%	7/1/43	1,000	1,293
Metropolitan Government of Nashville & Davidson
County TN GO	5.707%	7/1/34	1,200	1,434
Metropolitan Washington DC/VA Airports Authority
Dulles Toll Road Revenue	7.462%	10/1/46	1,355	1,897
Metropolitan Water District of Southern California
Revenue	6.947%	7/1/40	575	662
Miami-Dade County FL Educational Facilities Authority
Revenue (University of Miami)	5.073%	4/1/50	90	96
Mississippi GO	5.245%	11/1/34	1,100	1,323
Missouri Highways & Transportation Commission Road
Revenue	5.445%	5/1/33	600	712
7 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	5,750	6,770
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.754%	12/15/28	1,900	1,981
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.104%	12/15/28	1,660	1,748
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.561%	12/15/40	1,675	1,846
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	4,339	6,250

106

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	6,060	8,466
New York City NY GO	5.206%	10/1/31	1,070	1,227
New York City NY GO	6.646%	12/1/31	400	456
New York City NY GO	6.246%	6/1/35	1,075	1,195
New York City NY GO	5.968%	3/1/36	1,265	1,602
New York City NY GO	5.985%	12/1/36	625	785
New York City NY GO	5.517%	10/1/37	1,175	1,422
New York City NY GO	6.271%	12/1/37	1,520	1,984
New York City NY GO	5.846%	6/1/40	550	702
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.750%	6/15/41	1,075	1,379
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	500	553
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.724%	6/15/42	1,030	1,309
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.952%	6/15/42	800	1,034
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.011%	6/15/42	1,500	1,959
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.440%	6/15/43	1,845	2,262
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	1,670	2,157
New York City NY Transitional Finance Authority
Building Aid Revenue	6.828%	7/15/40	1,100	1,460
New York City NY Transitional Finance Authority Future
Tax Revenue	5.267%	5/1/27	250	289
New York City NY Transitional Finance Authority Future
Tax Revenue	5.767%	8/1/36	1,575	1,949
New York City NY Transitional Finance Authority Future
Tax Revenue	5.508%	8/1/37	1,715	2,083
New York City NY Transitional Finance Authority Future
Tax Revenue	5.572%	11/1/38	1,150	1,400
New York Metropolitan Transportation Authority
Revenue	6.687%	11/15/40	730	963
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	65	87
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	3,325	4,888
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	575	729
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.548%	11/15/31	500	643
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	5.871%	11/15/39	700	839
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.648%	11/15/39	1,750	2,282
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.668%	11/15/39	1,845	2,431
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.500%	3/15/30	2,050	2,420
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.289%	3/15/33	500	581
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.427%	3/15/39	500	602
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.628%	3/15/39	1,830	2,240
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.389%	3/15/40	735	889
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.600%	3/15/40	900	1,113
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.770%	3/15/39	1,625	1,955

107

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.838%	3/15/40	625	763
New York University Hospitals Center GO	4.428%	7/1/42	1,031	988
New York University Hospitals Center Revenue	5.750%	7/1/43	925	1,079
North Carolina Turnpike Authority Revenue	6.700%	1/1/39	170	185
North Texas Tollway Authority System Revenue	6.718%	1/1/49	2,835	3,959
Ohio State University General Receipts Revenue	4.910%	6/1/40	2,175	2,488
Ohio State University General Receipts Revenue	3.798%	12/1/46	700	677
Ohio State University General Receipts Revenue	4.048%	12/1/56	500	491
Ohio State University General Receipts Revenue	4.800%	6/1/11	1,882	1,829
Ohio University General Receipts Revenue	5.590%	12/1/14	900	938
Ohio Water Development Authority Water Pollution
Control Loan Fund Revenue	4.879%	12/1/34	1,125	1,266
Orange County CA Local Transportation Authority Sales
Tax Revenue	6.908%	2/15/41	1,060	1,423
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	1,405	1,769
Oregon GO	5.892%	6/1/27	2,900	3,522
8 Oregon School Boards Association GO	4.759%	6/30/28	3,000	3,326
6 Oregon School Boards Association GO	5.528%	6/30/28	1,500	1,754
Pennsylvania GO	5.350%	5/1/30	1,000	1,092
Pennsylvania Public School Building Authority Lease
Revenue (School District of Philadelphia)	5.000%	9/15/27	1,098	1,130
Pennsylvania Turnpike Commission Revenue	6.105%	12/1/39	600	759
Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	1,575	1,892
Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	850	1,032
Phoenix AZ GO	5.269%	7/1/34	100	116
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	1,260	1,578
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	2,195	2,645
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	1,025	1,237
Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	2,350	2,623
Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	1,200	1,292
Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	2,520	2,791
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	6,625	6,647
Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	1,500	1,604
Port of Seattle WA Revenue	7.000%	5/1/36	100	111
President & Fellows of Harvard College Massachusetts
GO	4.875%	10/15/40	950	1,118
President & Fellows of Harvard College Massachusetts
GO	3.150%	7/15/46	1,700	1,514
Princeton University New Jersey GO	5.700%	3/1/39	1,400	1,834
Regional Transportation District of Colorado Sales Tax
Revenue	5.844%	11/1/50	1,110	1,439
Rutgers State University New Jersey Revenue	5.665%	5/1/40	1,185	1,391
Sacramento CA Municipal Utility District Revenue	6.156%	5/15/36	905	1,104
Sacramento CA Public Financing Authority Lease
Revenue	5.637%	4/1/50	1,100	1,207
Salt River Project Arizona Agricultural Improvement &
Power District Revenue	4.839%	1/1/41	1,100	1,258
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	600	770
San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	1,190	1,491
San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	1,450	1,823
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	1,100	1,179
San Diego County CA Regional Airport Authority
Revenue	5.594%	7/1/43	900	987
San Diego County CA Regional Transportation
Commission Sales Tax Revenue	5.911%	4/1/48	1,365	1,738
San Diego County CA Water Authority Revenue	6.138%	5/1/49	2,000	2,606
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.000%	11/1/40	1,325	1,617
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	1,515	2,122
Santa Clara Valley CA Transportation Authority Sales
Tax Revenue	5.876%	4/1/32	1,500	1,813

108

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	1,000	1,173
South Carolina Public Service Authority Revenue	5.784%	12/1/41	250	293
South Carolina Public Service Authority Revenue	6.454%	1/1/50	1,600	2,093
Stanford University California GO	3.460%	5/1/47	950	894
Sumter Landing FL Community Development District
Recreational Revenue	4.172%	10/1/47	1,000	967
Texas GO	5.517%	4/1/39	3,790	4,789
Texas Transportation Commission Revenue	5.178%	4/1/30	3,900	4,605
Texas Transportation Commission Revenue	4.631%	4/1/33	1,460	1,660
Texas Transportation Commission Revenue	4.681%	4/1/40	950	1,077
Tufts University Massachusetts GO	5.017%	4/15/12	935	965
University of California Regents Medical Center
Revenue	6.548%	5/15/48	900	1,181
University of California Regents Medical Center
Revenue	6.583%	5/15/49	1,075	1,403
University of California Revenue	4.601%	5/15/31	1,500	1,652
University of California Revenue	6.270%	5/15/31	500	548
University of California Revenue	5.770%	5/15/43	3,050	3,729
University of California Revenue	4.765%	5/15/44	1,100	1,158
University of California Revenue	4.131%	5/15/45	1,500	1,479
University of California Revenue	5.946%	5/15/45	1,100	1,356
University of California Revenue	4.858%	5/15/12	2,950	2,861
University of California Revenue	4.767%	5/15/15	1,550	1,475
University of Massachusetts Building Authority
Revenue	5.450%	11/1/40	575	697
University of North Carolina at Chapel Hill Revenue	3.847%	12/1/34	950	979
University of Southern California GO	5.250%	10/1/11	1,100	1,235
University of Texas System Revenue Financing System
Revenue	5.262%	7/1/39	1,920	2,337
University of Texas System Revenue Financing System
Revenue	6.276%	8/15/41	900	992
University of Texas System Revenue Financing System
Revenue	5.134%	8/15/42	550	657
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	1,575	1,808
University of Virginia Revenue	6.200%	9/1/39	330	453
Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	990	1,261
Virginia Commonwealth Transportation Board Revenue	5.350%	5/15/35	640	771
Washington Convention Center Public Facilities District
Revenue	6.790%	7/1/40	600	756
Washington GO	5.090%	8/1/33	945	1,115
Washington GO	5.481%	8/1/39	1,160	1,432
Washington GO	5.140%	8/1/40	1,210	1,443
Washington University Revenue	3.086%	9/15/51	2,000	1,667

Total Taxable Municipal Bonds (Cost $404,474)				455,702

			Shares

Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
9 Vanguard Market Liquidity Fund (Cost
$41,190)	0.823%		411,857	41,190

Total Investments (99.2%) (Cost $8,966,636)				9,152,848
Other Assets and Liabilities Net (0.8%)				73,649
Net Assets (100%)				9,226,497

109

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2016

1	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2

The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the aggregate value of these securities was $58,426,000, representing 0.6% of net assets.

5	Guaranteed by the Federal Republic of Germany.
6	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
7	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
8	Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP Certificate of Participation.
GO General Obligation Bond.

110

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111

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Vanguard Marketing Corporation, Distributor.

SNA3140_022017

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (63.1%)
U.S. Government Securities (39.6%)
United States Treasury Note/Bond	3.500%	2/15/18	189,915	195,197
United States Treasury Note/Bond	2.750%	2/28/18	428,100	436,730
United States Treasury Note/Bond	1.000%	3/15/18	417,008	417,137
United States Treasury Note/Bond	0.750%	3/31/18	138,065	137,655
United States Treasury Note/Bond	0.875%	3/31/18	150,145	149,957
United States Treasury Note/Bond	2.875%	3/31/18	104,354	106,783
United States Treasury Note/Bond	0.750%	4/15/18	232,110	231,386
United States Treasury Note/Bond	0.625%	4/30/18	93,983	93,513
United States Treasury Note/Bond	0.750%	4/30/18	194,167	193,530
United States Treasury Note/Bond	1.000%	5/15/18	206,559	206,495
United States Treasury Note/Bond	9.125%	5/15/18	20,890	23,168
United States Treasury Note/Bond	0.875%	5/31/18	231,348	230,913
United States Treasury Note/Bond	1.000%	5/31/18	679,910	679,590
United States Treasury Note/Bond	2.375%	5/31/18	204,901	208,679
United States Treasury Note/Bond	1.125%	6/15/18	277,131	277,433
United States Treasury Note/Bond	0.625%	6/30/18	33,467	33,252
United States Treasury Note/Bond	1.375%	6/30/18	177,070	177,900
United States Treasury Note/Bond	2.375%	6/30/18	554,504	565,162
United States Treasury Note/Bond	0.875%	7/15/18	463,519	461,999
United States Treasury Note/Bond	0.750%	7/31/18	190,595	189,552
United States Treasury Note/Bond	1.375%	7/31/18	242,793	243,893
United States Treasury Note/Bond	2.250%	7/31/18	46,604	47,448
United States Treasury Note/Bond	1.000%	8/15/18	261,158	260,790
United States Treasury Note/Bond	4.000%	8/15/18	400	419
United States Treasury Note/Bond	0.750%	8/31/18	383,600	381,203
United States Treasury Note/Bond	1.500%	8/31/18	485,375	488,409
United States Treasury Note/Bond	1.000%	9/15/18	856,917	855,040
United States Treasury Note/Bond	0.750%	9/30/18	542,596	538,950
United States Treasury Note/Bond	1.375%	9/30/18	141,450	141,980
United States Treasury Note/Bond	0.875%	10/15/18	56,101	55,829
United States Treasury Note/Bond	0.750%	10/31/18	850	844
United States Treasury Note/Bond	1.250%	10/31/18	134,000	134,209
United States Treasury Note/Bond	1.750%	10/31/18	149,600	151,189
United States Treasury Note/Bond	1.250%	11/15/18	361,802	362,366
United States Treasury Note/Bond	3.750%	11/15/18	277,786	290,981
United States Treasury Note/Bond	9.000%	11/15/18	125	143
United States Treasury Note/Bond	1.000%	11/30/18	231,867	231,106
United States Treasury Note/Bond	1.250%	11/30/18	246,360	246,668
United States Treasury Note/Bond	1.375%	11/30/18	30,400	30,505
United States Treasury Note/Bond	1.250%	12/15/18	266,383	266,673
United States Treasury Note/Bond	1.250%	12/31/18	28,000	28,031
United States Treasury Note/Bond	1.375%	12/31/18	88,175	88,450
United States Treasury Note/Bond	1.500%	12/31/18	242,841	244,206
United States Treasury Note/Bond	1.125%	1/15/19	295,153	294,554
United States Treasury Note/Bond	1.250%	1/31/19	94,800	94,829
United States Treasury Note/Bond	1.500%	1/31/19	275,000	276,504
United States Treasury Note/Bond	0.750%	2/15/19	644,537	638,092
United States Treasury Note/Bond	2.750%	2/15/19	258,075	266,140
United States Treasury Note/Bond	8.875%	2/15/19	72,220	83,877
United States Treasury Note/Bond	1.375%	2/28/19	122,070	122,395
United States Treasury Note/Bond	1.500%	2/28/19	70,545	70,931
United States Treasury Note/Bond	1.000%	3/15/19	735,920	732,012
United States Treasury Note/Bond	1.500%	3/31/19	30,965	31,120
United States Treasury Note/Bond	1.625%	3/31/19	331,485	334,074
United States Treasury Note/Bond	0.875%	4/15/19	345,495	342,310
United States Treasury Note/Bond	1.250%	4/30/19	12,781	12,769
United States Treasury Note/Bond	1.625%	4/30/19	375,075	377,948
United States Treasury Note/Bond	0.875%	5/15/19	567,645	562,059
United States Treasury Note/Bond	3.125%	5/15/19	605,334	630,873
United States Treasury Note/Bond	1.125%	5/31/19	203,315	202,394
United States Treasury Note/Bond	1.500%	5/31/19	250,930	252,067

	1

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.875%	6/15/19	202,325	200,176
United States Treasury Note/Bond	1.000%	6/30/19	33,462	33,195
United States Treasury Note/Bond	1.625%	6/30/19	346,575	349,119
United States Treasury Note/Bond	0.750%	7/15/19	401,795	395,957
United States Treasury Note/Bond	0.875%	7/31/19	128,706	127,198
United States Treasury Note/Bond	1.625%	7/31/19	275,496	277,391
United States Treasury Note/Bond	0.750%	8/15/19	249,493	245,633
United States Treasury Note/Bond	3.625%	8/15/19	769,312	813,909
United States Treasury Note/Bond	8.125%	8/15/19	6,636	7,782
United States Treasury Note/Bond	1.625%	8/31/19	364,194	366,641
United States Treasury Note/Bond	0.875%	9/15/19	472,565	466,436
United States Treasury Note/Bond	1.000%	9/30/19	58,600	57,978
United States Treasury Note/Bond	1.750%	9/30/19	404,421	408,275
United States Treasury Note/Bond	1.000%	10/15/19	352,840	349,036
United States Treasury Note/Bond	1.250%	10/31/19	40,600	40,416
United States Treasury Note/Bond	1.500%	10/31/19	505,710	506,893
United States Treasury Note/Bond	1.000%	11/15/19	536,465	529,845
United States Treasury Note/Bond	3.375%	11/15/19	640,633	675,669
United States Treasury Note/Bond	1.000%	11/30/19	147,175	145,359
United States Treasury Note/Bond	1.500%	11/30/19	503,150	504,015
United States Treasury Note/Bond	1.375%	12/15/19	545,700	544,336
United States Treasury Note/Bond	1.125%	12/31/19	95,000	94,050
United States Treasury Note/Bond	1.625%	12/31/19	39,053	39,229
United States Treasury Note/Bond	1.250%	1/31/20	556,865	552,599
United States Treasury Note/Bond	1.375%	1/31/20	185,508	184,812
United States Treasury Note/Bond	3.625%	2/15/20	477,635	508,084
United States Treasury Note/Bond	8.500%	2/15/20	15,275	18,516
United States Treasury Note/Bond	1.250%	2/29/20	77,506	76,864
United States Treasury Note/Bond	1.375%	2/29/20	196,685	195,702
United States Treasury Note/Bond	1.125%	3/31/20	20,300	20,030
United States Treasury Note/Bond	1.375%	3/31/20	175,643	174,682
United States Treasury Note/Bond	1.125%	4/30/20	209,925	206,973
United States Treasury Note/Bond	1.375%	4/30/20	128,298	127,436
United States Treasury Note/Bond	3.500%	5/15/20	601,005	638,472
United States Treasury Note/Bond	8.750%	5/15/20	70	86
United States Treasury Note/Bond	1.375%	5/31/20	312,855	310,703
United States Treasury Note/Bond	1.500%	5/31/20	138,577	138,080
United States Treasury Note/Bond	1.625%	6/30/20	88,735	88,721
United States Treasury Note/Bond	1.875%	6/30/20	270,460	272,954
United States Treasury Note/Bond	1.625%	7/31/20	354,265	353,822
United States Treasury Note/Bond	2.000%	7/31/20	115,803	117,251
United States Treasury Note/Bond	2.625%	8/15/20	375,247	387,735
United States Treasury Note/Bond	8.750%	8/15/20	192,190	239,847
United States Treasury Note/Bond	1.375%	8/31/20	357,825	353,910
United States Treasury Note/Bond	2.125%	8/31/20	175,666	178,384
United States Treasury Note/Bond	2.000%	9/30/20	50,741	51,288
United States Treasury Note/Bond	1.375%	10/31/20	220,217	217,361
United States Treasury Note/Bond	1.750%	10/31/20	242,227	242,569
United States Treasury Note/Bond	2.625%	11/15/20	781,414	807,177
United States Treasury Note/Bond	1.625%	11/30/20	404,003	402,108
United States Treasury Note/Bond	2.000%	11/30/20	310,855	313,914
United States Treasury Note/Bond	1.750%	12/31/20	283,948	283,727
United States Treasury Note/Bond	2.375%	12/31/20	352,770	361,148
United States Treasury Note/Bond	1.375%	1/31/21	469,027	461,330
United States Treasury Note/Bond	2.125%	1/31/21	114,586	116,054
United States Treasury Note/Bond	3.625%	2/15/21	391,842	420,313
United States Treasury Note/Bond	7.875%	2/15/21	209,734	259,940
United States Treasury Note/Bond	1.125%	2/28/21	148,979	144,882
United States Treasury Note/Bond	2.000%	2/28/21	426,858	429,927
United States Treasury Note/Bond	1.250%	3/31/21	725,623	708,273
United States Treasury Note/Bond	2.250%	3/31/21	364,501	370,938
United States Treasury Note/Bond	1.375%	4/30/21	167,710	164,435
United States Treasury Note/Bond	2.250%	4/30/21	369,725	376,021
United States Treasury Note/Bond	3.125%	5/15/21	391,810	412,564

2

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	8.125%	5/15/21	110	139
United States Treasury Note/Bond	1.375%	5/31/21	473,925	464,224
United States Treasury Note/Bond	2.000%	5/31/21	265,320	266,771
United States Treasury Note/Bond	1.125%	6/30/21	477,116	461,533
United States Treasury Note/Bond	2.125%	6/30/21	344,450	347,895
United States Treasury Note/Bond	1.125%	7/31/21	400,260	386,627
United States Treasury Note/Bond	2.250%	7/31/21	249,925	253,634
United States Treasury Note/Bond	2.125%	8/15/21	130,648	131,770
United States Treasury Note/Bond	8.125%	8/15/21	35,690	45,404
United States Treasury Note/Bond	1.125%	8/31/21	215,566	208,154
United States Treasury Note/Bond	2.000%	8/31/21	359,915	361,038
United States Treasury Note/Bond	1.125%	9/30/21	502,161	484,113
United States Treasury Note/Bond	2.125%	9/30/21	383,791	386,850
United States Treasury Note/Bond	1.250%	10/31/21	494,864	479,553
United States Treasury Note/Bond	2.000%	10/31/21	278,940	279,464
United States Treasury Note/Bond	2.000%	11/15/21	335,482	336,112
United States Treasury Note/Bond	8.000%	11/15/21	49,276	63,050
United States Treasury Note/Bond	1.750%	11/30/21	37,215	36,913
United States Treasury Note/Bond	1.875%	11/30/21	342,398	341,114
United States Treasury Note/Bond	2.000%	12/31/21	522,050	523,517
United States Treasury Note/Bond	2.125%	12/31/21	328,010	330,523
United States Treasury Note/Bond	1.500%	1/31/22	195,965	191,372
United States Treasury Note/Bond	2.000%	2/15/22	81,791	81,842
United States Treasury Note/Bond	1.750%	2/28/22	548,357	541,333
United States Treasury Note/Bond	1.750%	3/31/22	215,000	211,977
United States Treasury Note/Bond	1.750%	4/30/22	257,300	253,520
United States Treasury Note/Bond	1.750%	5/15/22	36,220	35,660
United States Treasury Note/Bond	1.875%	5/31/22	259,720	257,406
United States Treasury Note/Bond	2.125%	6/30/22	220,235	220,786
United States Treasury Note/Bond	2.000%	7/31/22	246,925	245,767
United States Treasury Note/Bond	1.625%	8/15/22	38,789	37,801
United States Treasury Note/Bond	7.250%	8/15/22	3,014	3,840
United States Treasury Note/Bond	1.875%	8/31/22	410,019	404,894
United States Treasury Note/Bond	1.750%	9/30/22	322,915	316,508
United States Treasury Note/Bond	1.875%	10/31/22	371,940	366,651
United States Treasury Note/Bond	1.625%	11/15/22	135,125	131,409
United States Treasury Note/Bond	2.000%	11/30/22	277,520	275,439
United States Treasury Note/Bond	2.125%	12/31/22	361,593	361,029
United States Treasury Note/Bond	1.750%	1/31/23	309,602	302,249
United States Treasury Note/Bond	2.000%	2/15/23	70,251	69,615
United States Treasury Note/Bond	7.125%	2/15/23	163,535	210,373
United States Treasury Note/Bond	1.500%	2/28/23	240,125	230,707
United States Treasury Note/Bond	1.500%	3/31/23	448,350	430,416
United States Treasury Note/Bond	1.625%	4/30/23	128,332	124,001
United States Treasury Note/Bond	1.750%	5/15/23	722,823	703,169
United States Treasury Note/Bond	1.625%	5/31/23	367,450	354,648
United States Treasury Note/Bond	1.375%	6/30/23	275,345	261,278
United States Treasury Note/Bond	1.250%	7/31/23	270,465	254,321
United States Treasury Note/Bond	2.500%	8/15/23	466,785	474,590
United States Treasury Note/Bond	6.250%	8/15/23	308,228	384,850
United States Treasury Note/Bond	1.375%	8/31/23	299,160	283,173
United States Treasury Note/Bond	1.375%	9/30/23	327,230	309,540
United States Treasury Note/Bond	1.625%	10/31/23	243,695	234,176
United States Treasury Note/Bond	2.750%	11/15/23	419,162	432,458
United States Treasury Note/Bond	2.125%	11/30/23	339,325	336,726
United States Treasury Note/Bond	2.250%	12/31/23	205,775	205,647
United States Treasury Note/Bond	2.750%	2/15/24	459,279	473,921
United States Treasury Note/Bond	2.500%	5/15/24	657,918	667,070
United States Treasury Note/Bond	2.375%	8/15/24	465,390	467,061
United States Treasury Note/Bond	2.250%	11/15/24	600,474	596,157
United States Treasury Note/Bond	7.500%	11/15/24	1,325	1,821
United States Treasury Note/Bond	2.000%	2/15/25	354,279	344,427
United States Treasury Note/Bond	7.625%	2/15/25	2,112	2,940
United States Treasury Note/Bond	2.125%	5/15/25	976,902	956,601

3

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.000%	8/15/25	638,325	617,477
United States Treasury Note/Bond	6.875%	8/15/25	17,689	23,897
United States Treasury Note/Bond	2.250%	11/15/25	750,907	740,349
United States Treasury Note/Bond	1.625%	2/15/26	635,194	592,617
United States Treasury Note/Bond	6.000%	2/15/26	35,679	46,065
United States Treasury Note/Bond	1.625%	5/15/26	657,070	611,896
United States Treasury Note/Bond	1.500%	8/15/26	587,414	539,505
United States Treasury Note/Bond	6.750%	8/15/26	32,360	44,247
United States Treasury Note/Bond	2.000%	11/15/26	660,612	634,703
United States Treasury Note/Bond	6.500%	11/15/26	50,779	68,670
United States Treasury Note/Bond	6.375%	8/15/27	33,585	45,660
United States Treasury Note/Bond	5.500%	8/15/28	39,225	50,705
United States Treasury Note/Bond	5.250%	11/15/28	3,485	4,430
United States Treasury Note/Bond	5.250%	2/15/29	53,395	68,145
United States Treasury Note/Bond	6.125%	8/15/29	75,455	104,092
United States Treasury Note/Bond	6.250%	5/15/30	98,628	139,281
United States Treasury Note/Bond	5.375%	2/15/31	297,225	395,170
United States Treasury Note/Bond	4.500%	2/15/36	258,006	326,014
United States Treasury Note/Bond	4.750%	2/15/37	49,000	63,662
United States Treasury Note/Bond	5.000%	5/15/37	28,000	37,542
United States Treasury Note/Bond	4.375%	2/15/38	79,403	98,509
United States Treasury Note/Bond	4.500%	5/15/38	59,113	74,529
United States Treasury Note/Bond	3.500%	2/15/39	167,651	183,001
United States Treasury Note/Bond	4.250%	5/15/39	109,385	132,595
United States Treasury Note/Bond	4.500%	8/15/39	79,772	100,027
United States Treasury Note/Bond	4.375%	11/15/39	184,026	226,783
United States Treasury Note/Bond	4.625%	2/15/40	225,787	288,091
United States Treasury Note/Bond	4.375%	5/15/40	216,060	266,462
United States Treasury Note/Bond	3.875%	8/15/40	162,672	186,489
United States Treasury Note/Bond	4.250%	11/15/40	319,207	386,841
1 United States Treasury Note/Bond	4.750%	2/15/41	208,930	271,935
United States Treasury Note/Bond	4.375%	5/15/41	169,898	209,904
United States Treasury Note/Bond	3.750%	8/15/41	113,510	127,664
United States Treasury Note/Bond	3.125%	11/15/41	92,460	93,688
United States Treasury Note/Bond	3.125%	2/15/42	54,027	54,744
United States Treasury Note/Bond	3.000%	5/15/42	128,799	127,511
United States Treasury Note/Bond	2.750%	8/15/42	456,815	430,763
United States Treasury Note/Bond	2.750%	11/15/42	546,619	515,188
United States Treasury Note/Bond	3.125%	2/15/43	203,938	206,265
United States Treasury Note/Bond	2.875%	5/15/43	430,940	415,521
United States Treasury Note/Bond	3.625%	8/15/43	281,900	312,117
United States Treasury Note/Bond	3.750%	11/15/43	268,181	303,589
United States Treasury Note/Bond	3.625%	2/15/44	401,117	443,860
United States Treasury Note/Bond	3.375%	5/15/44	259,981	275,296
United States Treasury Note/Bond	3.125%	8/15/44	320,450	323,705
United States Treasury Note/Bond	3.000%	11/15/44	356,027	351,021
United States Treasury Note/Bond	2.500%	2/15/45	420,489	373,840
United States Treasury Note/Bond	3.000%	5/15/45	559,279	550,716
United States Treasury Note/Bond	2.875%	8/15/45	391,828	376,339
United States Treasury Note/Bond	3.000%	11/15/45	176,185	173,433
United States Treasury Note/Bond	2.500%	2/15/46	429,975	381,401
United States Treasury Note/Bond	2.500%	5/15/46	611,267	542,212
United States Treasury Note/Bond	2.250%	8/15/46	250,188	209,962
United States Treasury Note/Bond	2.875%	11/15/46	355,000	342,021
				68,046,197
Agency Bonds and Notes (2.4%)
2 AID-Israel	5.500%	9/18/23	542	641
2 AID-Israel	5.500%	12/4/23	4,768	5,668
2 AID-Israel	5.500%	4/26/24	20,405	24,440
2 AID-Jordan	1.945%	6/23/19	7,750	7,812
2 AID-Jordan	2.503%	10/30/20	10,100	10,300
2 AID-Jordan	2.578%	6/30/22	3,400	3,443
2 AID-Tunisia	2.452%	7/24/21	3,275	3,320
2 AID-Tunisia	1.416%	8/5/21	3,860	3,715

	4

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 AID-Ukraine	1.844%	5/16/19	4,650	4,670
2 AID-Ukraine	1.847%	5/29/20	11,500	11,400
2 AID-Ukraine	1.471%	9/29/21	10,100	9,806
3 Federal Farm Credit Banks	1.110%	2/20/18	5,800	5,811
3 Federal Farm Credit Banks	0.750%	4/18/18	20,000	19,922
3 Federal Farm Credit Banks	1.100%	6/1/18	10,000	9,998
3 Federal Farm Credit Banks	5.150%	11/15/19	15,675	17,269
3 Federal Farm Credit Banks	3.500%	12/20/23	5,000	5,344
3 Federal Home Loan Banks	1.375%	3/9/18	31,000	31,146
3 Federal Home Loan Banks	0.875%	3/19/18	49,650	49,579
3 Federal Home Loan Banks	1.125%	4/25/18	39,800	39,836
3 Federal Home Loan Banks	2.750%	6/8/18	26,950	27,574
3 Federal Home Loan Banks	0.875%	6/29/18	78,165	77,878
3 Federal Home Loan Banks	0.625%	8/7/18	65,000	64,448
3 Federal Home Loan Banks	5.375%	8/15/18	4,820	5,144
3 Federal Home Loan Banks	0.875%	10/1/18	74,800	74,389
3 Federal Home Loan Banks	1.250%	1/16/19	66,000	65,968
3 Federal Home Loan Banks	1.125%	6/21/19	77,000	76,499
3 Federal Home Loan Banks	0.875%	8/5/19	53,850	53,077
3 Federal Home Loan Banks	1.000%	9/26/19	61,000	60,248
3 Federal Home Loan Banks	1.375%	11/15/19	47,300	47,119
3 Federal Home Loan Banks	1.875%	3/13/20	795	802
3 Federal Home Loan Banks	4.125%	3/13/20	8,100	8,734
3 Federal Home Loan Banks	3.375%	6/12/20	25,725	27,202
3 Federal Home Loan Banks	5.250%	12/11/20	6,850	7,744
3 Federal Home Loan Banks	1.375%	2/18/21	24,475	23,986
3 Federal Home Loan Banks	2.250%	6/11/21	30,750	31,113
3 Federal Home Loan Banks	5.625%	6/11/21	19,450	22,457
3 Federal Home Loan Banks	1.125%	7/14/21	29,650	28,581
3 Federal Home Loan Banks	1.875%	11/29/21	73,000	72,471
3 Federal Home Loan Banks	2.125%	3/10/23	26,920	26,696
3 Federal Home Loan Banks	2.875%	6/14/24	40,400	41,341
3 Federal Home Loan Banks	5.375%	8/15/24	24,600	29,364
3 Federal Home Loan Banks	2.875%	9/13/24	14,985	15,302
3 Federal Home Loan Banks	5.500%	7/15/36	19,780	25,865
4 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	32,375	32,307
4 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	50,637	50,578
4 Federal Home Loan Mortgage Corp.	0.750%	4/9/18	30,000	29,885
4 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	22,750	23,969
4 Federal Home Loan Mortgage Corp.	0.875%	10/12/18	60,000	59,664
4 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	60,938	64,193
4 Federal Home Loan Mortgage Corp.	1.125%	4/15/19	60,000	59,705
4 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	62,007	62,557
4 Federal Home Loan Mortgage Corp.	0.875%	7/19/19	52,884	52,150
4 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	21,826	21,720
4 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	103,270	102,600
4 Federal Home Loan Mortgage Corp.	0.000%	11/29/19	150	142
4 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	65,570	65,026
4 Federal Home Loan Mortgage Corp.	1.125%	8/12/21	25,000	24,041
4 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	132,724	134,643
4 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	3,606	4,984
4 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	77,534	109,072
4 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	8,604	11,819
4 Federal National Mortgage Assn.	0.875%	2/8/18	56,530	56,493
4 Federal National Mortgage Assn.	0.875%	3/28/18	30,850	30,801
4 Federal National Mortgage Assn.	0.875%	5/21/18	207,495	206,873
4 Federal National Mortgage Assn.	1.125%	7/20/18	100,775	100,730
4 Federal National Mortgage Assn.	1.875%	9/18/18	33,363	33,757
4 Federal National Mortgage Assn.	1.125%	10/19/18	63,950	63,860
4 Federal National Mortgage Assn.	1.625%	11/27/18	70,440	70,968
4 Federal National Mortgage Assn.	1.125%	12/14/18	62,072	61,930
4 Federal National Mortgage Assn.	1.375%	1/28/19	75,000	75,154
4 Federal National Mortgage Assn.	1.875%	2/19/19	53,110	53,755
4 Federal National Mortgage Assn.	1.000%	2/26/19	32,450	32,248

	5

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Federal National Mortgage Assn.	1.750%	6/20/19	48,425	48,841
4	Federal National Mortgage Assn.	0.875%	8/2/19	100,000	98,569
4	Federal National Mortgage Assn.	1.000%	8/28/19	95,000	93,887
4	Federal National Mortgage Assn.	1.750%	9/12/19	67,575	68,104
4	Federal National Mortgage Assn.	0.000%	10/9/19	19,695	18,762
4	Federal National Mortgage Assn.	1.000%	10/24/19	52,500	51,778
4	Federal National Mortgage Assn.	1.750%	11/26/19	61,950	62,366
4	Federal National Mortgage Assn.	1.625%	1/21/20	30,800	30,858
4	Federal National Mortgage Assn.	1.500%	6/22/20	52,600	52,296
4	Federal National Mortgage Assn.	1.500%	11/30/20	41,400	40,930
4	Federal National Mortgage Assn.	1.875%	12/28/20	40,000	40,081
4	Federal National Mortgage Assn.	1.375%	2/26/21	32,145	31,499
4	Federal National Mortgage Assn.	1.250%	8/17/21	30,300	29,300
4	Federal National Mortgage Assn.	1.375%	10/7/21	60,000	58,303
4	Federal National Mortgage Assn.	2.625%	9/6/24	54,275	54,671
4	Federal National Mortgage Assn.	2.125%	4/24/26	34,025	32,101
4	Federal National Mortgage Assn.	1.875%	9/24/26	43,000	39,496
4	Federal National Mortgage Assn.	6.250%	5/15/29	4,745	6,311
4	Federal National Mortgage Assn.	7.125%	1/15/30	26,389	37,777
4	Federal National Mortgage Assn.	7.250%	5/15/30	47,677	68,997
4	Federal National Mortgage Assn.	6.625%	11/15/30	24,700	34,249
4	Federal National Mortgage Assn.	5.625%	7/15/37	7,765	10,327
3	Financing Corp.	9.800%	4/6/18	1,750	1,936
3	Financing Corp.	10.350%	8/3/18	4,910	5,598
3	Financing Corp.	9.650%	11/2/18	10,615	12,194
3	Financing Corp.	9.700%	4/5/19	1,575	1,858
	Private Export Funding Corp.	1.875%	7/15/18	4,300	4,329
	Private Export Funding Corp.	4.375%	3/15/19	8,760	9,303
	Private Export Funding Corp.	1.450%	8/15/19	13,800	13,771
	Private Export Funding Corp.	2.250%	3/15/20	8,000	8,114
	Private Export Funding Corp.	2.300%	9/15/20	2,475	2,506
	Private Export Funding Corp.	4.300%	12/15/21	10,975	12,054
	Private Export Funding Corp.	2.800%	5/15/22	2,625	2,695
	Private Export Funding Corp.	2.050%	11/15/22	8,335	8,185
	Private Export Funding Corp.	3.550%	1/15/24	4,200	4,458
	Private Export Funding Corp.	2.450%	7/15/24	8,300	8,176
	Private Export Funding Corp.	3.250%	6/15/25	2,475	2,566
	Resolution Funding Corp.	8.125%	10/15/19	450	528
	Resolution Funding Corp.	8.875%	7/15/20	180	223
	Resolution Funding Corp.	8.625%	1/15/30	110	172
	Small Business Administration Variable Rate Interest
	Only Custodial Receipts (U.S. Government
	Guaranteed)	2.719%	7/15/17	4,449	1
3	Tennessee Valley Authority	4.500%	4/1/18	6,360	6,620
3	Tennessee Valley Authority	1.750%	10/15/18	6,460	6,520
3	Tennessee Valley Authority	3.875%	2/15/21	10,915	11,769
3	Tennessee Valley Authority	1.875%	8/15/22	7,300	7,141
3	Tennessee Valley Authority	2.875%	9/15/24	9,637	9,807
3	Tennessee Valley Authority	6.750%	11/1/25	17,306	22,619
3	Tennessee Valley Authority	7.125%	5/1/30	27,165	38,331
3	Tennessee Valley Authority	4.650%	6/15/35	15,169	17,677
3	Tennessee Valley Authority	5.880%	4/1/36	10,200	13,287
3	Tennessee Valley Authority	6.150%	1/15/38	920	1,239
3	Tennessee Valley Authority	5.500%	6/15/38	2,550	3,242
3	Tennessee Valley Authority	5.250%	9/15/39	9,178	11,394
3	Tennessee Valley Authority	3.500%	12/15/42	9,015	8,771
3	Tennessee Valley Authority	4.875%	1/15/48	6,951	7,982
3	Tennessee Valley Authority	5.375%	4/1/56	6,250	7,809
3	Tennessee Valley Authority	4.625%	9/15/60	7,468	8,225
3	Tennessee Valley Authority	4.250%	9/15/65	14,725	14,992
					4,179,341
Conventional Mortgage-Backed Securities (20.9%)
4,5	Fannie Mae Pool	2.000%	8/1/28 11/1/31	87,363	85,442
4,5,6	Fannie Mae Pool	2.500%	9/1/22 10/1/46	1,299,911	1,302,388

		6

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5,6	Fannie Mae Pool	3.000%	9/1/20 1/1/47	3,971,620	3,991,556
4,5,6	Fannie Mae Pool	3.500%	10/1/18 1/1/47	3,943,523	4,062,933
4,5,6	Fannie Mae Pool	4.000%	6/1/18 1/1/47	2,497,441	2,635,436
4,5,6	Fannie Mae Pool	4.500%	1/1/18 1/1/47	1,161,476	1,251,789
4,5,6	Fannie Mae Pool	5.000%	3/1/17 1/1/47	602,497	656,411
4,5	Fannie Mae Pool	5.500%	1/1/17 2/1/42	518,145	576,906
4,5	Fannie Mae Pool	6.000%	1/1/17 5/1/41	332,546	377,446
4,5	Fannie Mae Pool	6.500%	3/1/17 10/1/39	92,223	104,465
4,5	Fannie Mae Pool	7.000%	11/1/18 11/1/38	29,266	33,982
4,5	Fannie Mae Pool	7.500%	11/1/22 12/1/32	2,591	2,888
4,5	Fannie Mae Pool	8.000%	7/1/17 9/1/31	888	988
4,5	Fannie Mae Pool	8.500%	11/1/18 5/1/32	398	458
4,5	Fannie Mae Pool	9.000%	1/1/19 8/1/30	90	103
4,5	Fannie Mae Pool	9.500%	12/1/18 11/1/25	126	147
4,5	Freddie Mac Gold Pool	2.000%	1/1/28 1/1/29	47,221	46,280
4,5,6	Freddie Mac Gold Pool	2.500%	6/1/22 10/1/46	911,512	913,354
4,5,6	Freddie Mac Gold Pool	3.000%	3/1/21 1/1/47	2,718,515	2,728,412
4,5,6	Freddie Mac Gold Pool	3.500%	7/1/18 1/1/47	2,459,302	2,529,659
4,5,6	Freddie Mac Gold Pool	4.000%	3/1/18 1/1/47	1,521,972	1,601,705
4,5	Freddie Mac Gold Pool	4.500%	12/1/17 1/1/47	656,363	705,163
4,5	Freddie Mac Gold Pool	5.000%	9/1/17 8/1/44	364,167	394,926
4,5	Freddie Mac Gold Pool	5.500%	2/1/17 6/1/41	286,758	318,621
4,5	Freddie Mac Gold Pool	6.000%	1/1/17 5/1/40	167,511	189,180
4,5	Freddie Mac Gold Pool	6.500%	1/1/17 9/1/39	49,832	56,355
4,5	Freddie Mac Gold Pool	7.000%	10/1/17 12/1/38	17,664	20,698
4,5	Freddie Mac Gold Pool	7.500%	4/1/20 2/1/32	1,432	1,631
4,5	Freddie Mac Gold Pool	8.000%	4/1/20 1/1/32	1,550	1,764
4,5	Freddie Mac Gold Pool	8.500%	3/1/21 7/1/31	298	339
4,5	Freddie Mac Gold Pool	9.000%	11/1/20 3/1/31	242	270
4,5	Freddie Mac Gold Pool	9.500%	4/1/20 6/1/25	23	25
4,5	Freddie Mac Gold Pool	10.000%	3/1/21 4/1/25	2	3
4,5	Freddie Mac Non Gold Pool	8.500%	6/1/18	1	1
4,5	Freddie Mac Non Gold Pool	9.500%	3/1/20	2	2
5	Ginnie Mae I Pool	3.000%	1/15/26 3/15/45	229,848	233,425
5	Ginnie Mae I Pool	3.500%	11/15/25 4/15/45	258,663	270,299
5	Ginnie Mae I Pool	4.000%	8/15/18 1/15/46	333,587	355,312
5,6	Ginnie Mae I Pool	4.500%	5/15/18 1/1/47	323,040	351,162
5	Ginnie Mae I Pool	4.750%	8/15/33	13	13
5,6	Ginnie Mae I Pool	5.000%	10/15/17 1/1/47	197,115	216,482
5	Ginnie Mae I Pool	5.500%	2/15/17 2/15/41	108,811	122,132
5	Ginnie Mae I Pool	6.000%	2/15/17 6/15/41	85,766	97,613
5	Ginnie Mae I Pool	6.500%	9/15/23 1/15/39	21,908	24,888
5	Ginnie Mae I Pool	7.000%	9/15/22 9/15/36	5,644	6,369
5	Ginnie Mae I Pool	7.250%	9/15/25	29	30
5	Ginnie Mae I Pool	7.500%	5/15/17 6/15/32	2,514	2,754
5	Ginnie Mae I Pool	7.750%	2/15/30	2	2
5	Ginnie Mae I Pool	8.000%	4/15/17 12/15/30	1,685	1,857
5	Ginnie Mae I Pool	8.250%	6/15/27	1	1
5	Ginnie Mae I Pool	8.500%	1/15/17 3/15/31	369	395
5	Ginnie Mae I Pool	9.000%	5/15/17 1/15/31	341	360
5	Ginnie Mae I Pool	9.500%	10/15/17 9/15/25	96	105
5	Ginnie Mae I Pool	10.000%	1/15/19 2/15/25	17	17
5	Ginnie Mae I Pool	10.500%	9/15/17 2/15/25	13	13
5	Ginnie Mae II Pool	2.500%	6/20/27 11/20/46	85,883	85,437
5,6	Ginnie Mae II Pool	3.000%	10/20/26 1/1/47	2,583,110	2,623,839
5,6	Ginnie Mae II Pool	3.500%	9/20/25 1/1/47	3,531,283	3,678,928
5,6	Ginnie Mae II Pool	4.000%	9/20/25 1/1/47	1,624,950	1,729,674
5,6	Ginnie Mae II Pool	4.500%	4/20/18 1/1/47	740,139	798,177
5	Ginnie Mae II Pool	5.000%	12/20/32 11/20/44	363,303	395,919
5	Ginnie Mae II Pool	5.500%	8/20/23 4/20/45	118,006	130,408
5	Ginnie Mae II Pool	6.000%	7/20/23 12/20/41	46,745	52,594
5	Ginnie Mae II Pool	6.500%	12/20/23 9/20/40	18,589	21,329

		7

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Ginnie Mae II Pool	7.000%	3/20/28 11/20/38	3,553	4,227
5	Ginnie Mae II Pool	7.500%	8/20/30	4	5
5	Ginnie Mae II Pool	8.500%	10/20/30	10	12
					35,795,504
Nonconventional Mortgage-Backed Securities (0.2%)
4,5	Fannie Mae Pool	2.102%	3/1/43	8,419	8,481
4,5	Fannie Mae Pool	2.179%	6/1/42	4,597	4,771
4,5	Fannie Mae Pool	2.188%	6/1/43	6,948	7,042
4,5	Fannie Mae Pool	2.197%	10/1/42	4,520	4,574
4,5,7	Fannie Mae Pool	2.199%	1/1/35	193	200
4,5	Fannie Mae Pool	2.207%	9/1/42	5,363	5,563
4,5,7	Fannie Mae Pool	2.241%	4/1/37	1,653	1,712
4,5	Fannie Mae Pool	2.258%	7/1/43	9,272	9,277
4,5,7	Fannie Mae Pool	2.335%	2/1/37	4	4
4,5	Fannie Mae Pool	2.390%	7/1/42	5,803	5,894
4,5,7	Fannie Mae Pool	2.420%	5/1/42	7,792	8,090
4,5	Fannie Mae Pool	2.428%	5/1/43	13,599	13,731
4,5	Fannie Mae Pool	2.441%	9/1/43	1,095	1,109
4,5	Fannie Mae Pool	2.444%	10/1/42	4,995	5,070
4,5,7	Fannie Mae Pool	2.484%	7/1/34	257	273
4,5,7	Fannie Mae Pool	2.546%	12/1/35	8	9
4,5,7	Fannie Mae Pool	2.551%	12/1/41	3,247	3,336
4,5,7	Fannie Mae Pool	2.552%	9/1/37	2,054	2,193
4,5,7	Fannie Mae Pool	2.561%	12/1/36	14	15
4,5,7	Fannie Mae Pool	2.639%	2/1/36	1,422	1,447
4,5,7	Fannie Mae Pool	2.647%	6/1/37	1,191	1,253
4,5,7	Fannie Mae Pool	2.685%	12/1/40	1,744	1,829
4,5,7	Fannie Mae Pool	2.705%	1/1/35	4	5
4,5,7	Fannie Mae Pool	2.710%	2/1/36	708	754
4,5,7	Fannie Mae Pool	2.715%	8/1/37 12/1/43	6,754	6,951
4,5,7	Fannie Mae Pool	2.738%	7/1/38 12/1/40	2,063	2,174
4,5	Fannie Mae Pool	2.743%	1/1/42	3,509	3,616
4,5,7	Fannie Mae Pool	2.748%	1/1/37	1,727	1,848
4,5,7	Fannie Mae Pool	2.754%	5/1/36 2/1/41	1,341	1,350
4,5,7	Fannie Mae Pool	2.767%	9/1/33	4	4
4,5,7	Fannie Mae Pool	2.775%	11/1/32	16	17
4,5,7	Fannie Mae Pool	2.779%	1/1/40	1,381	1,433
4,5	Fannie Mae Pool	2.783%	3/1/42	4,653	4,780
4,5,7	Fannie Mae Pool	2.801%	1/1/35	1,209	1,296
4,5,7	Fannie Mae Pool	2.802%	7/1/42	1,813	1,950
4,5,7	Fannie Mae Pool	2.807%	5/1/33	10	11
4,5,7	Fannie Mae Pool	2.813%	5/1/35	1,085	1,139
4,5,7	Fannie Mae Pool	2.815%	11/1/36	24	26
4,5,7	Fannie Mae Pool	2.833%	12/1/35	1,239	1,311
4,5,7	Fannie Mae Pool	2.839%	4/1/37	273	287
4,5,7	Fannie Mae Pool	2.842%	5/1/42	466	486
4,5,7	Fannie Mae Pool	2.846%	5/1/40	960	1,008
4,5,7	Fannie Mae Pool	2.854%	8/1/35	1,719	1,824
4,5,7	Fannie Mae Pool	2.885%	4/1/36	543	564
4,5,7	Fannie Mae Pool	2.888%	4/1/36	230	242
4,5,7	Fannie Mae Pool	2.901%	3/1/41	3,184	3,343
4,5,7	Fannie Mae Pool	2.910%	9/1/40 12/1/40	3,690	3,887
4,5,7	Fannie Mae Pool	2.914%	7/1/35	814	855
4,5,7	Fannie Mae Pool	2.915%	6/1/36	45	48
4,5,7	Fannie Mae Pool	2.917%	1/1/42	2,745	2,883
4,5,7	Fannie Mae Pool	2.933%	4/1/37	371	399
4,5,7	Fannie Mae Pool	2.941%	9/1/43	6,836	6,882
4,5,7	Fannie Mae Pool	2.945%	7/1/39	437	454
4,5,7	Fannie Mae Pool	2.950%	7/1/37	446	475
4,5,7	Fannie Mae Pool	2.957%	4/1/37	98	104
4,5,7	Fannie Mae Pool	2.963%	8/1/40	1,932	2,024
4,5,7	Fannie Mae Pool	2.969%	3/1/41	2,621	2,793
4,5,7	Fannie Mae Pool	2.972%	3/1/42	1,309	1,403
4,5,7	Fannie Mae Pool	2.977%	10/1/34	15	16

		8

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5,7	Fannie Mae Pool	2.982%	9/1/34	762	798
4,5,7	Fannie Mae Pool	3.000%	5/1/41	1,834	1,930
4,5,7	Fannie Mae Pool	3.033%	12/1/33	527	559
4,5,7	Fannie Mae Pool	3.041%	5/1/40	550	576
4,5	Fannie Mae Pool	3.064%	2/1/41	1,753	1,838
4,5	Fannie Mae Pool	3.074%	2/1/41	1,404	1,476
4,5,7	Fannie Mae Pool	3.075%	11/1/33	338	360
4,5,7	Fannie Mae Pool	3.076%	7/1/36 7/1/38	828	856
4,5,7	Fannie Mae Pool	3.090%	6/1/35 8/1/39	805	871
4,5,7	Fannie Mae Pool	3.102%	9/1/33	15	16
4,5,7	Fannie Mae Pool	3.108%	11/1/34	782	836
4,5,7	Fannie Mae Pool	3.110%	11/1/36	894	946
4,5,7	Fannie Mae Pool	3.112%	10/1/40	2,295	2,415
4,5,7	Fannie Mae Pool	3.130%	10/1/39	962	1,000
4,5,7	Fannie Mae Pool	3.162%	5/1/36	89	90
4,5,7	Fannie Mae Pool	3.190%	2/1/42	3,075	3,285
4,5,7	Fannie Mae Pool	3.195%	11/1/39	614	652
4,5,7	Fannie Mae Pool	3.222%	12/1/40	1,510	1,594
4,5,7	Fannie Mae Pool	3.225%	1/1/37	73	77
4,5,7	Fannie Mae Pool	3.277%	10/1/37	66	70
4,5,7	Fannie Mae Pool	3.285%	11/1/41	2,976	3,144
4,5,7	Fannie Mae Pool	3.286%	10/1/40	2,171	2,283
4,5,7	Fannie Mae Pool	3.289%	12/1/39	1,896	1,978
4,5,7	Fannie Mae Pool	3.290%	11/1/41	2,526	2,696
4,5,7	Fannie Mae Pool	3.301%	12/1/41	2,845	3,013
4,5,7	Fannie Mae Pool	3.310%	11/1/39	1,453	1,512
4,5,7	Fannie Mae Pool	3.315%	11/1/40	826	870
4,5	Fannie Mae Pool	3.345%	8/1/42	4,798	4,886
4,5,7	Fannie Mae Pool	3.435%	11/1/33	1,228	1,325
4,5,7	Fannie Mae Pool	3.439%	10/1/36	907	980
4,5	Fannie Mae Pool	3.583%	4/1/41	2,236	2,302
4,5	Fannie Mae Pool	3.587%	7/1/41	5,834	6,091
4,5	Fannie Mae Pool	3.612%	6/1/41	669	703
4,5	Fannie Mae Pool	3.760%	6/1/41	3,396	3,554
4,5,7	Fannie Mae Pool	3.768%	11/1/39	908	953
4,5,7	Fannie Mae Pool	3.780%	9/1/40	3,528	3,737
4,5,7	Fannie Mae Pool	3.796%	8/1/39	2,656	2,743
4,5,7	Fannie Mae Pool	4.429%	10/1/37	1,430	1,484
4,5	Fannie Mae Pool	5.188%	3/1/38	224	234
4,5	Fannie Mae Pool	5.541%	4/1/37	952	1,003
4,5	Fannie Mae Pool	5.556%	10/1/37	1,566	1,641
4,5	Fannie Mae Pool	5.860%	12/1/37	1,116	1,189
4,5,7	Freddie Mac Non Gold Pool	2.235%	10/1/37	57	58
4,5	Freddie Mac Non Gold Pool	2.353%	5/1/42	994	1,005
4,5,7	Freddie Mac Non Gold Pool	2.500%	1/1/38	611	650
4,5,7	Freddie Mac Non Gold Pool	2.509%	5/1/37	86	89
4,5,7	Freddie Mac Non Gold Pool	2.522%	3/1/37	558	588
4,5,7	Freddie Mac Non Gold Pool	2.529%	6/1/37	1,623	1,663
4,5	Freddie Mac Non Gold Pool	2.543%	11/1/43	1,785	1,815
4,5,7	Freddie Mac Non Gold Pool	2.590%	7/1/35	827	872
4,5,7	Freddie Mac Non Gold Pool	2.599%	8/1/37	75	77
4,5,7	Freddie Mac Non Gold Pool	2.602%	1/1/35	206	222
4,5,7	Freddie Mac Non Gold Pool	2.643%	12/1/40	2,730	2,831
4,5,7	Freddie Mac Non Gold Pool	2.652%	2/1/37 4/1/37	425	451
4,5,7	Freddie Mac Non Gold Pool	2.662%	3/1/37	90	95
4,5	Freddie Mac Non Gold Pool	2.695%	2/1/42	1,436	1,501
4,5,7	Freddie Mac Non Gold Pool	2.713%	6/1/35	5	5
4,5	Freddie Mac Non Gold Pool	2.740%	2/1/42	2,545	2,608
4,5,7	Freddie Mac Non Gold Pool	2.755%	12/1/40	956	991
4,5	Freddie Mac Non Gold Pool	2.762%	1/1/41	3,371	3,501
4,5,7	Freddie Mac Non Gold Pool	2.770%	1/1/37	1,561	1,647
4,5,7	Freddie Mac Non Gold Pool	2.773%	6/1/36	10	10
4,5,7	Freddie Mac Non Gold Pool	2.778%	11/1/36	425	440

		9

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5,7	Freddie Mac Non Gold Pool	2.797%	11/1/34	1,306	1,369
4,5,7	Freddie Mac Non Gold Pool	2.799%	3/1/37	252	267
4,5,7	Freddie Mac Non Gold Pool	2.813%	10/1/36	759	812
4,5,7	Freddie Mac Non Gold Pool	2.815%	12/1/34	34	35
4,5,7	Freddie Mac Non Gold Pool	2.823%	6/1/34	4	4
4,5,7	Freddie Mac Non Gold Pool	2.852%	5/1/36	1,024	1,077
4,5,7	Freddie Mac Non Gold Pool	2.856%	8/1/34	2	2
4,5,7	Freddie Mac Non Gold Pool	2.875%	4/1/33 5/1/38	221	232
4,5,7	Freddie Mac Non Gold Pool	2.890%	4/1/35	73	76
4,5,7	Freddie Mac Non Gold Pool	2.944%	5/1/33	34	35
4,5,7	Freddie Mac Non Gold Pool	2.948%	11/1/33	3	3
4,5,7	Freddie Mac Non Gold Pool	2.967%	12/1/35	1,004	1,057
4,5,7	Freddie Mac Non Gold Pool	2.972%	2/1/36	466	487
4,5,7	Freddie Mac Non Gold Pool	2.975%	3/1/37	877	932
4,5,7	Freddie Mac Non Gold Pool	2.984%	3/1/41	812	862
4,5,7	Freddie Mac Non Gold Pool	3.005%	5/1/40	716	752
4,5,7	Freddie Mac Non Gold Pool	3.021%	6/1/37	1,302	1,388
4,5,7	Freddie Mac Non Gold Pool	3.022%	2/1/41	679	721
4,5,7	Freddie Mac Non Gold Pool	3.035%	2/1/41	2,735	2,905
4,5	Freddie Mac Non Gold Pool	3.051%	1/1/41	590	619
4,5,7	Freddie Mac Non Gold Pool	3.052%	6/1/41	193	196
4,5,7	Freddie Mac Non Gold Pool	3.053%	1/1/37	762	806
4,5,7	Freddie Mac Non Gold Pool	3.054%	12/1/36	642	681
4,5,7	Freddie Mac Non Gold Pool	3.074%	5/1/40	476	497
4,5,7	Freddie Mac Non Gold Pool	3.076%	10/1/37	1,069	1,111
4,5,7	Freddie Mac Non Gold Pool	3.119%	3/1/36	8	9
4,5,7	Freddie Mac Non Gold Pool	3.130%	6/1/40 6/1/41	2,062	2,123
4,5,7	Freddie Mac Non Gold Pool	3.131%	6/1/40	1,549	1,627
4,5,7	Freddie Mac Non Gold Pool	3.135%	7/1/38	815	827
4,5,7	Freddie Mac Non Gold Pool	3.173%	3/1/37	100	100
4,5,7	Freddie Mac Non Gold Pool	3.212%	12/1/34	1,166	1,236
4,5,7	Freddie Mac Non Gold Pool	3.224%	12/1/36	1,256	1,308
4,5,7	Freddie Mac Non Gold Pool	3.231%	6/1/37	1,346	1,430
4,5,7	Freddie Mac Non Gold Pool	3.242%	12/1/34	16	17
4,5	Freddie Mac Non Gold Pool	3.265%	12/1/36	317	341
4,5,7	Freddie Mac Non Gold Pool	3.325%	12/1/39	446	473
4,5,7	Freddie Mac Non Gold Pool	3.363%	11/1/40	1,470	1,516
4,5,7	Freddie Mac Non Gold Pool	3.380%	11/1/40	687	711
4,5	Freddie Mac Non Gold Pool	3.428%	3/1/42	2,096	2,173
4,5	Freddie Mac Non Gold Pool	3.580%	6/1/40	2,506	2,632
4,5	Freddie Mac Non Gold Pool	3.696%	9/1/40	2,096	2,207
4,5	Freddie Mac Non Gold Pool	4.506%	9/1/37	1,112	1,147
4,5	Freddie Mac Non Gold Pool	5.233%	3/1/38	1,459	1,528
4,5	Freddie Mac Non Gold Pool	5.791%	5/1/37	1,627	1,699
4,5	Freddie Mac Non Gold Pool	6.356%	8/1/37	314	337
5,7	Ginnie Mae II Pool	2.000%	10/20/38 3/20/43	21,437	22,137
5,7	Ginnie Mae II Pool	2.125%	6/20/29 6/20/43	9,933	10,223
5,7	Ginnie Mae II Pool	2.500%	1/20/41 1/20/42	11,191	11,409
5,7	Ginnie Mae II Pool	2.625%	5/20/41	1,579	1,621
5,7	Ginnie Mae II Pool	3.000%	11/20/40 11/20/41	10,636	11,007
5,7	Ginnie Mae II Pool	3.500%	10/20/41 1/20/44	7,764	8,028
5,7	Ginnie Mae II Pool	4.000%	10/20/41	1,178	1,230

					340,222

Total U.S. Government and Agency Obligations (Cost $108,675,944)					108,361,264

Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
5	AEP Texas Central Transition Funding II LLC 2006-A	5.170%	1/1/18	1,720	1,768
5	Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	899	899
5	Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	1,183	1,183
5	Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	1,675	1,678
5	Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	3,391	3,393
5	Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	2,000	2,005
5	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	2,557	2,557

		10

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	1,700	1,702
5 Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	1,750	1,744
5 Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	4,600	4,608
5 Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	2,225	2,229
5 Ally Master Owner Trust Series 2014-4	1.430%	6/17/19	5,475	5,479
5 Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	7,725	7,721
5 American Express Credit Account Master Trust 2014-3	1.490%	4/15/20	8,200	8,218
5 American Express Credit Account Master Trust 2014-4	1.430%	6/15/20	4,550	4,558
5 AmeriCredit Automobile Receivables Trust 2013-5	1.520%	1/8/19	428	429
5 AmeriCredit Automobile Receivables Trust 2014-1	0.900%	2/8/19	91	91
5 AmeriCredit Automobile Receivables Trust 2014-1	1.680%	7/8/19	550	551
5 AmeriCredit Automobile Receivables Trust 2014-2	0.940%	2/8/19	500	500
5 AmeriCredit Automobile Receivables Trust 2014-3	1.150%	6/10/19	1,459	1,459
5 AmeriCredit Automobile Receivables Trust 2015-2	1.270%	1/8/20	3,670	3,671
5 AmeriCredit Automobile Receivables Trust 2016-3	1.460%	5/10/21	4,275	4,255
5 Banc of America Commercial Mortgage Trust 2006-2	5.667%	5/10/45	398	400
5 Banc of America Commercial Mortgage Trust 2006-3	5.889%	7/10/44	13	13
5 Banc of America Commercial Mortgage Trust 2008-1	6.235%	2/10/51	14,478	14,828
5 Banc of America Commercial Mortgage Trust 2015-
UBS7	3.429%	9/15/48	2,350	2,443
5 Banc of America Commercial Mortgage Trust 2015-
UBS7	3.705%	9/15/48	4,100	4,257
Bank of Nova Scotia	2.125%	9/11/19	10,900	10,921
Bank of Nova Scotia	1.850%	4/14/20	25,000	24,584
Bank of Nova Scotia	1.875%	4/26/21	8,800	8,580
5 Barclays Dryrock Issuance Trust 2015-2	1.560%	3/15/21	4,525	4,520
5 Barclays Dryrock Issuance Trust 2016-1	1.520%	5/16/22	8,050	7,978
5 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR16	5.711%	6/11/40	7,060	7,114
5 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR17	5.694%	6/11/50	22,497	22,796
5 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR17	5.887%	6/11/50	7,588	7,724
5 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR18	5.700%	6/11/50	8,944	9,131
5 Bear Stearns Commercial Mortgage Securities Trust
2007-TOP26	5.471%	1/12/45	2,501	2,505
5 Bear Stearns Commercial Mortgage Securities Trust
2007-TOP26	5.513%	1/12/45	6,500	6,526
5 Bear Stearns Commercial Mortgage Securities Trust
2007-TOP28	5.742%	9/11/42	8,841	8,975
5 BMW Vehicle Lease Trust 2015-1	1.240%	12/20/17	4,328	4,330
5 BMW Vehicle Lease Trust 2015-2	1.400%	9/20/18	5,800	5,804
5 BMW Vehicle Lease Trust 2015-2	1.550%	2/20/19	2,075	2,075
5 BMW Vehicle Owner Trust 2014-A	0.970%	11/26/18	2,103	2,103
5 BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	3,400	3,405
5 Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	858	858
5 Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	1,430	1,433
5 Capital Auto Receivables Asset Trust 2014-1	1.320%	6/20/18	248	248
5 Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	785	786
5 Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	1,042	1,047
5 Capital Auto Receivables Asset Trust 2014-2	1.260%	5/21/18	149	149
5 Capital Auto Receivables Asset Trust 2014-2	1.620%	10/22/18	1,100	1,101
5 Capital Auto Receivables Asset Trust 2014-3	1.480%	11/20/18	1,539	1,540
5 Capital Auto Receivables Asset Trust 2014-3	1.830%	4/22/19	1,400	1,405
5 Capital Auto Receivables Asset Trust 2015-1	1.610%	6/20/19	11,475	11,491
5 Capital Auto Receivables Asset Trust 2015-1	1.860%	10/21/19	2,000	2,007
5 Capital Auto Receivables Asset Trust 2015-2	1.730%	9/20/19	5,800	5,814
5 Capital Auto Receivables Asset Trust 2015-2	1.970%	1/21/20	2,900	2,908
5 Capital Auto Receivables Asset Trust 2015-3	1.720%	1/22/19	5,025	5,039
5 Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	5,025	5,049
5 Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	3,000	3,010
5 Capital Auto Receivables Asset Trust 2015-4	1.830%	3/20/20	4,550	4,553
5 Capital Auto Receivables Asset Trust 2015-4	2.010%	7/20/20	2,950	2,949

	11

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Capital Auto Receivables Asset Trust 2016-3	1.690%	3/20/21	3,225	3,195
5 Capital One Multi-Asset Execution Trust 2007-A7	5.750%	7/15/20	10,300	10,622
5 Capital One Multi-Asset Execution Trust 2014-A2	1.260%	1/15/20	1,925	1,926
5 Capital One Multi-Asset Execution Trust 2014-A5	1.480%	7/15/20	7,000	7,015
5 Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	12,000	12,015
5 Capital One Multi-Asset Execution Trust 2015-A5	1.600%	5/17/21	5,675	5,682
5 Capital One Multi-Asset Execution Trust 2015-A8	2.050%	8/15/23	8,200	8,192
5 Capital One Multi-Asset Execution Trust 2016-A3	1.340%	4/15/22	8,575	8,477
5 Capital One Multi-Asset Execution Trust 2016-A4	1.330%	6/15/22	11,400	11,249
5 Capital One Multi-Asset Execution Trust 2016-A6	1.820%	9/15/22	10,300	10,279
5 CarMax Auto Owner Trust 2013-2	0.840%	11/15/18	1,099	1,098
5 CarMax Auto Owner Trust 2013-3	1.490%	1/15/19	2,145	2,148
5 CarMax Auto Owner Trust 2013-4	0.800%	7/16/18	133	133
5 CarMax Auto Owner Trust 2013-4	1.280%	5/15/19	550	550
5 CarMax Auto Owner Trust 2014-1	0.790%	10/15/18	436	435
5 CarMax Auto Owner Trust 2014-1	1.320%	7/15/19	1,120	1,120
5 CarMax Auto Owner Trust 2014-2	0.980%	1/15/19	1,505	1,504
5 CarMax Auto Owner Trust 2014-2	1.610%	10/15/19	2,000	2,002
5 CarMax Auto Owner Trust 2014-3	1.160%	6/17/19	1,878	1,878
5 CarMax Auto Owner Trust 2014-3	1.730%	2/18/20	1,625	1,628
5 CarMax Auto Owner Trust 2014-4	1.250%	11/15/19	4,874	4,874
5 CarMax Auto Owner Trust 2015-2	1.370%	3/16/20	3,400	3,401
5 CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	1,575	1,574
5 CarMax Auto Owner Trust 2015-3	1.630%	5/15/20	5,750	5,764
5 CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	1,300	1,306
5 CarMax Auto Owner Trust 2015-4	1.560%	11/16/20	4,400	4,404
5 CarMax Auto Owner Trust 2015-4	1.830%	6/15/21	2,050	2,049
5 CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	4,875	4,842
5 CarMax Auto Owner Trust 2016-3	1.600%	1/18/22	1,685	1,659
5 CD 2007-CD5 Commercial Mortgage Trust	5.886%	11/15/44	14,686	14,891
5 CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	9,075	8,700
5 CD 2016-CD2 Commercial Mortgage Trust	3.526%	11/10/49	7,300	7,487
5 CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.170%	8/1/19	474	477
5 CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.302%	8/1/20	1,184	1,250
5 CenterPoint Energy Transition Bond Co. IV LLC 2012-1	3.028%	10/15/25	9,483	9,637
5 CFCRE Commercial Mortgage Trust 2016-C3	3.865%	1/10/48	5,800	6,019
5 CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	8,250	8,156
5 CFCRE Commercial Mortgage Trust 2016-C4	3.691%	5/10/58	5,900	5,881
5 CFCRE Commercial Mortgage Trust 2016-C6	3.217%	11/10/49	14,200	13,956
5 Chase Issuance Trust 2012-A4	1.580%	8/16/21	8,596	8,534
5 Chase Issuance Trust 2012-A7	2.160%	9/16/24	20,440	20,086
5 Chase Issuance Trust 2013-A1	1.300%	2/18/20	13,650	13,638
5 Chase Issuance Trust 2014-A1	1.150%	1/15/19	14,400	14,400
5 Chase Issuance Trust 2014-A2	2.770%	3/15/23	11,150	11,397
5 Chase Issuance Trust 2014-A6	1.260%	7/15/19	13,700	13,712
5 Chase Issuance Trust 2014-A7	1.380%	11/15/19	11,225	11,236
5 Chase Issuance Trust 2015-A2	1.590%	2/18/20	25,052	25,113
5 Chase Issuance Trust 2015-A4	1.840%	4/15/22	8,400	8,353
5 Chase Issuance Trust 2015-A5	1.360%	4/15/20	16,950	16,938
5 Chase Issuance Trust 2016-A2	1.370%	6/15/21	11,525	11,405
5 Chase Issuance Trust 2016-A4	1.490%	7/15/22	9,850	9,657
5 Chase Issuance Trust 2016-A5	1.270%	7/15/21	11,650	11,496
5 Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	10,600	10,929
5 Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	11,546	12,035
5 Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	10,460	10,730
5 Citibank Credit Card Issuance Trust 2014-A4	1.230%	4/24/19	18,050	18,063
5 Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	12,342	12,540
5 Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	27,675	27,906
5 Citibank Credit Card Issuance Trust 2014-A8	1.730%	4/9/20	16,450	16,513
5 Citibank Credit Card Issuance Trust 2016-A2	2.190%	11/20/23	11,325	11,241
5 Citigroup Commercial Mortgage Trust 2007-C6	5.711%	12/10/49	20,075	20,257
5 Citigroup Commercial Mortgage Trust 2008-C7	6.136%	12/10/49	18,097	18,469
5 Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,450	5,579
5 Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	3,165	3,225

	12

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.422%	4/10/46	2,000	2,034
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	2,900	2,971
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	1,200	1,257
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,975	2,147
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	2,875	3,148
5	Citigroup Commercial Mortgage Trust 2013-GC17	3.675%	11/10/46	875	920
5	Citigroup Commercial Mortgage Trust 2013-GC17	4.131%	11/10/46	2,900	3,101
5	Citigroup Commercial Mortgage Trust 2013-GC17	4.544%	11/10/46	1,150	1,242
5	Citigroup Commercial Mortgage Trust 2013-GC17	5.095%	11/10/46	1,150	1,275
5	Citigroup Commercial Mortgage Trust 2014-GC19	2.790%	3/10/47	1,840	1,871
5	Citigroup Commercial Mortgage Trust 2014-GC19	3.552%	3/10/47	1,150	1,188
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	1,700	1,802
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.345%	3/10/47	1,425	1,532
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	625	650
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	3,025	3,174
5	Citigroup Commercial Mortgage Trust 2014-GC21	4.328%	5/10/47	2,450	2,567
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	3,875	4,012
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	8,525	8,793
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	11,450	11,402
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.571%	2/10/48	4,550	4,589
5	Citigroup Commercial Mortgage Trust 2015-GC29	2.674%	4/10/48	2,275	2,310
5	Citigroup Commercial Mortgage Trust 2015-GC29	3.192%	4/10/48	9,075	9,054
5	Citigroup Commercial Mortgage Trust 2015-GC29	3.758%	4/10/48	4,365	4,342
5	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	4,625	4,807
5	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	5,725	5,961
5	Citigroup Commercial Mortgage Trust 2016-C1	3.003%	5/10/49	3,400	3,398
5	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	6,500	6,355
5	Citigroup Commercial Mortgage Trust 2016-C2	2.832%	8/10/49	3,500	3,342
5	Citigroup Commercial Mortgage Trust 2016-GC36	3.616%	2/10/49	11,425	11,715
5	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	3,825	3,695
5	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	1,763	1,769
5	COBALT CMBS Commercial Mortgage Trust 2007-C3	5.761%	5/15/46	9,602	9,696
5	COMM 15-CCRE22 Mortgage Trust	2.856%	3/10/48	2,850	2,901
5	COMM 15-CCRE22 Mortgage Trust	3.309%	3/10/48	7,950	8,029
5	COMM 15-CCRE22 Mortgage Trust	3.603%	3/10/48	2,850	2,861
5	COMM 15-CCRE23 Mortgage Trust	3.257%	5/10/48	3,475	3,583
5	COMM 15-CCRE23 Mortgage Trust	3.497%	5/10/48	5,219	5,336
5	COMM 15-CCRE23 Mortgage Trust	3.801%	5/10/48	2,325	2,366
5	COMM 2007-C9 Mortgage Trust	5.812%	12/10/49	15,302	15,469
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,580	2,659
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	2,950	3,079
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	5,000	5,057
5,8	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	3,548	3,625
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	5,150	5,199
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,507
5	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	1,120	1,207
5	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	1,430	1,458
5	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	1,430	1,508
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	1,910	2,023
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	6,600	7,108
5	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	1,430	1,547
5	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	590	590
5	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	1,700	1,735
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,700	1,788
5	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	2,275	2,390
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,700	1,812
5	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	1,150	1,218
5	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	575	626
5	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/18	408	407
5	COMM 2013-CCRE13 Mortgage Trust	3.039%	12/10/18	875	894
5	COMM 2013-CCRE13 Mortgage Trust	3.706%	10/10/23	575	606
5	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	5,850	6,306
5	COMM 2013-CCRE13 Mortgage Trust	4.449%	12/10/23	1,750	1,868
5	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	2,908	2,956

		13

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	2,300	2,350
5 COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	3,262	3,407
5 COMM 2013-CCRE9 Mortgage Trust	4.232%	7/10/45	4,060	4,395
5 COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	1,680	1,708
5 COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	1,680	1,808
5 COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	5,246	5,302
5 COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,547	2,567
5 COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	2,375	2,433
5 COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	1,775	1,913
5 COMM 2014-CCRE14 Mortgage Trust	4.526%	2/10/47	1,950	2,090
5 COMM 2014-CCRE14 Mortgage Trust	4.602%	2/10/47	1,175	1,269
5 COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	4,124	4,197
5 COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	1,422	1,495
5 COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	2,641	2,815
5 COMM 2014-CCRE15 Mortgage Trust	4.711%	2/10/47	1,320	1,439
5 COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	2,206	2,309
5 COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	2,950	3,106
5 COMM 2014-CCRE17 Mortgage Trust	3.012%	5/10/47	2,800	2,865
5 COMM 2014-CCRE17 Mortgage Trust	3.598%	5/10/47	1,400	1,472
5 COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	2,225	2,355
5 COMM 2014-CCRE17 Mortgage Trust	4.377%	5/10/47	1,375	1,442
5 COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	4,315	4,512
5 COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	1,400	1,468
5 COMM 2014-CCRE18 Mortgage Trust	4.103%	7/15/47	1,845	1,927
5 COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	8,400	8,784
5 COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	2,250	2,326
5 COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	2,375	2,451
5 COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	4,429	4,544
5 COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	8,575	8,804
5 COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	1,675	1,708
5 COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	8,215	8,707
5 COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	5,575	5,718
5 COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	2,225	2,342
5 COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	1,129	1,144
5 COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	981	1,026
5 COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	2,533	2,658
5 COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	709	739
COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	449	485
5 COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	1,675	1,707
5 COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	4,475	4,650
5 COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	5,575	5,744
5 COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	2,144	2,166
5 COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	6,650	6,914
5 COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	5,600	5,718
5 COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	5,600	5,803
5 COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	10,725	11,015
5 COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	2,800	2,865
5 COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	5,725	5,961
5 COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	11,600	11,915
5 COMM 2015-CCRE27 Mortgage Trust	3.404%	10/10/48	5,900	6,078
5 COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	5,900	6,069
5 COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	1,150	1,173
5 COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	5,894	5,923
5 COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	2,687	2,723
5 COMM 2016-CCRE28 Mortgage Trust	3.762%	2/10/49	8,575	8,891
5 COMM 2016-DC2 Mortgage Trust	3.550%	2/10/49	7,000	7,253
5 Credit Suisse Commercial Mortgage Trust Series 2007-
C3	5.687%	6/15/39	11,877	11,902
5 CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	5,550	5,689
5 CSAIL 2015-C1 Commercial Mortgage Trust	3.791%	4/15/50	2,825	2,902
5 CSAIL 2015-C1 Commercial Mortgage Trust	4.044%	4/15/50	2,250	2,334
5 CSAIL 2015-C2 Commercial Mortgage Trust	1.454%	6/15/57	3,385	3,371
5 CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	7,400	7,544

	14

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	CSAIL 2015-C2 Commercial Mortgage Trust	3.849%	6/15/57	2,900	3,007
5	CSAIL 2015-C3 Commercial Mortgage Trust	3.448%	8/15/48	4,443	4,555
5	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	5,700	5,907
5	CSAIL 2015-C3 Commercial Mortgage Trust	4.110%	8/15/48	2,625	2,696
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.617%	11/15/48	3,550	3,657
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	4,600	4,773
5	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	11,675	11,670
5	DBJPM 16-C1 Mortgage Trust	3.276%	5/10/49	4,275	4,299
5	DBJPM 16-C3 Mortgage Trust	2.890%	9/10/49	5,000	4,863
5	Discover Card Execution Note Trust 2007-A1	5.650%	3/16/20	14,891	15,343
5	Discover Card Execution Note Trust 2014-A3	1.220%	10/15/19	17,675	17,682
5	Discover Card Execution Note Trust 2014-A5	1.390%	4/15/20	16,025	16,047
5	Discover Card Execution Note Trust 2015-A2	1.900%	10/17/22	14,494	14,440
5	Discover Card Execution Note Trust 2015-A3	1.450%	3/15/21	11,575	11,552
5	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	11,500	11,505
5	Discover Card Execution Note Trust 2016-A1	1.640%	7/15/21	17,900	17,886
4,5	Fannie Mae-Aces 2010-M1	4.450%	9/25/19	1,999	2,123
4,5	Fannie Mae-Aces 2011-M2	3.764%	4/25/21	8,412	8,861
4,5	Fannie Mae-Aces 2011-M4	3.726%	6/25/21	18,025	18,939
4,5	Fannie Mae-Aces 2012-M9	1.553%	4/25/22	1,140	1,127
4,5	Fannie Mae-Aces 2013-M12	2.399%	3/25/23	12,617	12,415
4,5	Fannie Mae-Aces 2013-M14	2.505%	4/25/23	16,616	16,324
4,5	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	17,850	18,597
4,5	Fannie Mae-Aces 2013-M4	2.608%	3/25/22	1,386	1,387
4,5	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	5,600	5,501
4,5	Fannie Mae-Aces 2014-M1	2.323%	11/25/18	16,554	16,778
4,5	Fannie Mae-Aces 2014-M1	3.251%	7/25/23	22,275	22,888
4,5	Fannie Mae-Aces 2014-M10	2.171%	9/25/19	11,300	11,345
4,5	Fannie Mae-Aces 2014-M12	2.614%	10/25/21	16,850	16,884
4,5	Fannie Mae-Aces 2014-M13	1.637%	11/25/17	1,806	1,809
4,5	Fannie Mae-Aces 2014-M13	2.566%	8/25/24	2,329	2,356
4,5	Fannie Mae-Aces 2014-M13	3.021%	8/25/24	6,750	6,849
4,5	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	17,626	18,477
4,5	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	5,649	5,728
4,5	Fannie Mae-Aces 2014-M3	3.472%	1/25/24	7,825	8,068
4,5	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	8,175	8,496
4,5	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	19,990	20,333
4,5	Fannie Mae-Aces 2014-M7	3.248%	6/25/24	16,164	16,775
4,5	Fannie Mae-Aces 2014-M8	2.346%	6/25/24	2,274	2,285
4,5	Fannie Mae-Aces 2014-M8	3.056%	6/25/24	8,325	8,393
4,5	Fannie Mae-Aces 2014-M9	1.462%	4/25/17	2,674	2,669
4,5	Fannie Mae-Aces 2014-M9	3.103%	7/25/24	10,459	10,483
4,5	Fannie Mae-Aces 2015-M1	1.626%	2/25/18	4,029	4,035
4,5	Fannie Mae-Aces 2015-M1	2.532%	9/25/24	15,000	14,702
4,5	Fannie Mae-Aces 2015-M10	3.092%	4/25/27	4,600	4,618
4,5	Fannie Mae-Aces 2015-M12	2.792%	5/25/25	11,600	11,371
4,5	Fannie Mae-Aces 2015-M15	2.923%	10/25/25	14,400	14,384
4,5	Fannie Mae-Aces 2015-M2	2.620%	12/25/24	10,731	10,401
4,5	Fannie Mae-Aces 2015-M3	2.723%	10/25/24	5,650	5,489
4,5	Fannie Mae-Aces 2015-M4	2.509%	7/25/22	6,200	6,189
4,5	Fannie Mae-Aces 2015-M7	1.550%	4/25/18	2,850	2,854
4,5	Fannie Mae-Aces 2015-M7	2.590%	12/25/24	10,125	9,922
4,5	Fannie Mae-Aces 2015-M8	2.344%	1/25/25	5,264	5,274
4,5	Fannie Mae-Aces 2015-M8	2.900%	1/25/25	5,700	5,675
4,5	Fannie Mae-Aces 2016-M11	2.369%	7/25/26	14,000	13,452
4,5	Fannie Mae-Aces 2016-M12	2.449%	9/25/26	14,200	13,762
4,5	Fannie Mae-Aces 2016-M2	2.152%	1/25/23	10,275	10,065
4,5	Fannie Mae-Aces 2016-M3	2.702%	2/25/26	5,800	5,686
4,5	Fannie Mae-Aces 2016-M4	2.576%	3/25/26	5,775	5,606
4,5	Fannie Mae-Aces 2016-M5	2.469%	4/25/26	12,400	11,924
4,5	Fannie Mae-Aces 2016-M6	2.488%	5/25/26	8,500	8,179
4,5	Fannie Mae-Aces 2016-M7	2.157%	10/25/23	2,800	2,722
4,5	Fannie Mae-Aces 2016-M7	2.499%	9/25/26	4,625	4,455
4	Federal Housing Administration	7.430%	10/1/20	1	1

		15

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K005	3.484%	4/25/19	4,094	4,179
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K006	3.398%	7/25/19	4,835	4,941
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K007	3.342%	12/25/19	3,937	3,956
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K009	2.757%	5/25/20	7,833	7,897
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K010	3.320%	7/25/20	8,750	8,862
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K011	4.084%	11/25/20	13,725	14,543
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K012	4.184%	12/25/20	1,025	1,103
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K014	3.871%	4/25/21	6,800	7,263
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K017	2.873%	12/25/21	18,650	19,033
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K019	2.272%	3/25/22	7,835	7,778
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K020	2.373%	5/25/22	20,750	20,778
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K021	2.396%	6/25/22	11,840	11,876
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K022	2.355%	7/25/22	870	870
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K026	2.510%	11/25/22	16,600	16,751
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K027	2.637%	1/25/23	16,625	16,864
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K028	3.111%	2/25/23	26,300	27,195
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K029	3.320%	2/25/23	16,425	17,184
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K030	2.779%	9/25/22	13,339	13,633
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K030	3.250%	4/25/23	17,675	18,405
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K031	3.300%	4/25/23	16,452	17,201
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.016%	2/25/23	13,019	13,344
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.310%	5/25/23	17,660	18,446
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K033	2.871%	2/25/23	13,812	14,193
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K033	3.060%	7/25/23	19,075	19,636
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K034	3.531%	7/25/23	15,354	16,212
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K035	3.458%	8/25/23	19,775	20,967
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K036	3.527%	10/25/23	17,403	18,524
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K037	3.490%	1/25/24	675	712
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K038	2.604%	10/25/23	4,751	4,855
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K038	3.389%	3/25/24	19,450	20,367
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K039	2.683%	12/25/23	3,364	3,407
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K039	3.303%	7/25/24	10,850	11,246

		16

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K040	2.768%	4/25/24	5,355	5,415
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K040	3.241%	9/25/24	14,400	14,824
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K041	3.171%	10/25/24	14,025	14,398
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K042	2.267%	6/25/24	2,670	2,658
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K042	2.670%	12/25/24	6,450	6,394
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K043	2.532%	10/25/23	2,694	2,703
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K043	3.062%	12/25/24	8,400	8,545
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K045	2.493%	11/25/24	5,518	5,567
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K045	3.023%	1/25/25	9,050	9,158
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K046	3.205%	3/25/25	9,175	9,428
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K047	2.827%	12/25/24	2,792	2,828
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K047	3.329%	5/25/25	6,850	7,080
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K048	3.284%	6/25/25	11,600	11,943
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K049	3.010%	7/25/25	6,350	6,422
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K050	3.334%	8/25/25	10,325	10,698
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K052	3.151%	11/25/25	7,025	7,131
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K053	2.995%	12/25/25	4,050	4,074
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K054	2.745%	1/25/26	10,375	10,254
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K055	2.673%	3/25/26	11,200	10,942
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K056	2.525%	5/25/26	8,625	8,358
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K057	2.570%	7/25/26	15,025	14,507
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K058	2.653%	9/25/49	8,475	8,275
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K059	3.120%	9/25/26	4,000	4,047
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K060	3.300%	10/25/26	4,321	4,438
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K152	3.080%	1/25/31	5,800	5,576
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K503	1.384%	1/25/19	6,514	6,476
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K503	2.456%	8/25/19	17,225	17,511
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K504	2.566%	9/25/20	5,775	5,878
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K702	3.154%	2/25/18	23,474	23,879
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K704	2.412%	8/25/18	3,597	3,648
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K706	2.323%	10/25/18	6,756	6,844
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K707	2.220%	12/25/18	7,650	7,715

		17

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K709	2.086%	3/25/19	350	353
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K710	1.883%	5/25/19	1,475	1,476
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K711	1.321%	12/25/18	7,068	7,046
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K711	1.730%	7/25/19	23,375	23,213
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K712	1.869%	11/25/19	11,200	11,172
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K713	2.313%	3/25/20	27,800	27,987
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K714	3.034%	10/25/20	23,455	24,294
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K716	3.130%	6/25/21	18,645	19,365
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K716	2.413%	8/25/47	2,972	2,998
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K717	2.991%	9/25/21	11,200	11,586
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K718	2.375%	9/25/21	12,135	12,195
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K718	2.791%	1/25/22	10,825	11,079
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K722	2.183%	5/25/22	4,068	4,036
4,5	FHLMC Multifamily Structured Pass Through
	Certificates KW01	2.853%	1/25/26	11,600	11,572
4,5	FHLMC Multifamily Structures Pass Through
	Certificates K715	2.856%	1/25/21	6,180	6,319
4,5	FHLMC Multifamily Structures Pass Through
	Certificates K720	2.716%	6/25/22	7,525	7,698
4,5	FHLMC Multifamily Structures Pass Through
	Certificates K723	2.454%	8/25/23	7,425	7,381
5	Fifth Third Auto Trust 2014-1	0.680%	4/16/18	71	71
5	Fifth Third Auto Trust 2014-1	1.140%	10/15/20	2,370	2,369
5	Fifth Third Auto Trust 2014-2	0.890%	11/15/18	683	683
5	Fifth Third Auto Trust 2014-2	1.380%	12/15/20	1,425	1,426
5	Fifth Third Auto Trust 2015-1	1.420%	3/16/20	5,900	5,901
5	Ford Credit Auto Lease Trust 2015-A	1.130%	6/15/18	4,302	4,302
5	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	1,150	1,151
5	Ford Credit Auto Lease Trust 2015-B	1.380%	12/15/18	4,125	4,129
5	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	2,950	2,953
5	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	426	426
5	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	696	696
5	Ford Credit Auto Owner Trust 2013-D	0.670%	4/15/18	106	106
5	Ford Credit Auto Owner Trust 2013-D	1.110%	2/15/19	550	550
5	Ford Credit Auto Owner Trust 2014-A	0.790%	5/15/18	242	242
5	Ford Credit Auto Owner Trust 2014-A	1.290%	4/15/19	600	600
5	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	1,528	1,528
5	Ford Credit Auto Owner Trust 2014-B	1.420%	8/15/19	850	851
5	Ford Credit Auto Owner Trust 2015-A	1.280%	9/15/19	2,350	2,351
5	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	850	851
5	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	3,605	3,603
5	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	1,450	1,448
5	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	2,825	2,828
5	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	1,300	1,301
5	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	1.200%	2/15/19	5,400	5,401
5	Ford Credit Floorplan Master Owner Trust A Series
	2014-4	1.400%	8/15/19	11,200	11,209
5	Ford Credit Floorplan Master Owner Trust A Series
	2016-1	1.760%	2/15/21	11,400	11,378
5	GE Commercial Mortgage Corp. Series 2005-C4 Trust	5.447%	11/10/45	3,308	3,309

		18

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 GE Commercial Mortgage Corp. Series 2007-C1 Trust	5.543%	12/10/49	3,214	3,215
5 GM Financial Automobile Leasing Trust 2015-2	1.680%	12/20/18	5,200	5,214
5 GM Financial Automobile Leasing Trust 2015-2	1.850%	7/22/19	2,630	2,638
5 GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	2,850	2,857
5 GM Financial Automobile Leasing Trust 2015-3	1.810%	11/20/19	2,975	2,977
5 GM Financial Automobile Leasing Trust 2016-1	1.790%	3/20/20	5,825	5,815
5 GM Financial Automobile Leasing Trust 2016-2	1.620%	9/20/19	5,725	5,715
5 GM Financial Automobile Leasing Trust 2016-3	1.610%	12/20/19	4,100	4,086
5 GS Mortgage Securities Trust 2007-GG10	5.793%	8/10/45	5,081	5,114
5 GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	3,220	3,387
5 GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	12,453	13,029
5 GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	7,475	7,783
5 GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	5,530	5,572
5 GS Mortgage Securities Trust 2013-GC10	2.943%	2/10/46	4,077	4,129
5 GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	1,529	1,548
5 GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	5,682	5,743
5 GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	1,792	1,803
5 GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	2,055	2,083
5 GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	1,470	1,532
5 GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	7,350	7,952
5 GS Mortgage Securities Trust 2013-GCJ16	3.033%	11/10/46	2,600	2,658
5 GS Mortgage Securities Trust 2013-GCJ16	3.813%	11/10/46	1,100	1,162
5 GS Mortgage Securities Trust 2013-GCJ16	4.271%	11/10/46	1,525	1,645
5 GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	8,000	8,485
5 GS Mortgage Securities Trust 2014-GC18	4.383%	1/10/47	1,975	2,091
5 GS Mortgage Securities Trust 2014-GC22	3.467%	6/10/47	2,225	2,313
5 GS Mortgage Securities Trust 2014-GC22	3.516%	6/10/47	500	514
5 GS Mortgage Securities Trust 2014-GC22	3.862%	6/10/47	1,950	2,043
5 GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	6,125	6,440
5 GS Mortgage Securities Trust 2014-GC24	4.507%	9/10/47	1,675	1,774
5 GS Mortgage Securities Trust 2014-GC26	2.902%	11/10/47	1,850	1,887
5 GS Mortgage Securities Trust 2014-GC26	3.365%	11/10/47	3,400	3,509
5 GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	11,450	11,907
5 GS Mortgage Securities Trust 2014-GC26	3.964%	11/10/47	2,000	2,056
5 GS Mortgage Securities Trust 2014-GC26	4.215%	11/10/47	1,700	1,781
5 GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	6,200	6,283
5 GS Mortgage Securities Trust 2015-GC30	2.726%	5/10/50	4,025	4,088
5 GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	5,700	5,767
5 GS Mortgage Securities Trust 2015-GC32	3.513%	7/10/48	5,775	5,968
5 GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	2,275	2,383
5 GS Mortgage Securities Trust 2015-GC34	3.278%	10/10/48	5,900	6,019
5 GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	5,600	5,690
5 GS Mortgage Securities Trust 2016-GS2	3.050%	5/10/49	4,425	4,375
5 GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	11,450	11,099
5 GS Mortgage Securities Trust 2016-GS4	3.442%	11/10/49	3,950	4,014
5 GS Mortgage Securities Trust 2016-GS4	3.645%	11/10/49	2,925	2,968
5 Honda Auto Receivables 2013-4 Owner Trust	1.040%	2/18/20	1,446	1,446
5 Honda Auto Receivables 2014-1 Owner Trust	0.670%	11/21/17	232	232
5 Honda Auto Receivables 2014-1 Owner Trust	1.040%	2/21/20	1,707	1,707
5 Honda Auto Receivables 2014-2 Owner Trust	0.770%	3/19/18	665	665
5 Honda Auto Receivables 2014-2 Owner Trust	1.180%	5/18/20	1,375	1,375
5 Honda Auto Receivables 2014-3 Owner Trust	0.880%	6/15/18	1,899	1,898
5 Honda Auto Receivables 2014-3 Owner Trust	1.310%	10/15/20	3,025	3,026
5 Honda Auto Receivables 2015-1 Owner Trust	1.050%	10/15/18	3,705	3,704
5 Honda Auto Receivables 2015-1 Owner Trust	1.320%	11/16/20	3,675	3,673
5 Honda Auto Receivables 2015-2 Owner Trust	1.040%	2/21/19	3,825	3,824
5 Honda Auto Receivables 2015-2 Owner Trust	1.470%	8/23/21	2,500	2,498
5 Honda Auto Receivables 2015-3 Owner Trust	1.270%	4/18/19	4,625	4,624
5 Honda Auto Receivables 2015-3 Owner Trust	1.560%	10/18/21	1,150	1,150
5 Honda Auto Receivables 2015-4 Owner Trust	1.230%	9/23/19	5,900	5,885
5 Honda Auto Receivables 2015-4 Owner Trust	1.440%	1/21/22	1,600	1,591
5 Huntington Auto Trust 2015-1	1.240%	9/16/19	4,764	4,762
5 Hyundai Auto Receivables Trust 2013-A	0.750%	9/17/18	719	719
5 Hyundai Auto Receivables Trust 2013-B	1.010%	2/15/19	779	779

	19

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Hyundai Auto Receivables Trust 2013-C	1.550%	3/15/19	2,501	2,504
5 Hyundai Auto Receivables Trust 2014-A	0.790%	7/16/18	404	404
5 Hyundai Auto Receivables Trust 2014-B	0.900%	12/17/18	1,847	1,845
5 Hyundai Auto Receivables Trust 2014-B	1.460%	11/15/19	1,370	1,372
5 Hyundai Auto Receivables Trust 2015-A	1.370%	7/15/20	1,700	1,697
5 Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	2,075	2,076
5 Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	1,500	1,500
5 Hyundai Auto Receivables Trust 2016-A	1.560%	9/15/20	1,800	1,800
5 Hyundai Auto Receivables Trust 2016-B	1.290%	4/15/21	4,850	4,809
5 Hyundai Auto Receivables Trust 2016-B	1.450%	11/15/22	3,625	3,554
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-LDP7	5.925%	4/17/45	268	268
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-CIBC20	5.794%	2/12/51	17,886	18,183
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-CIBC20	5.955%	2/12/51	3,645	3,736
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-LDP11	5.753%	6/15/49	7,042	7,065
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-LDP12	5.882%	2/15/51	10,952	11,065
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-C6	3.507%	5/15/45	9,250	9,654
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-C8	2.829%	10/15/45	6,675	6,760
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-CIBX	3.483%	6/15/45	7,490	7,744
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-LC9	2.840%	12/15/47	3,750	3,754
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C10	3.143%	12/15/47	2,314	2,337
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C10	3.372%	12/15/47	1,735	1,757
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	3.674%	12/15/46	1,600	1,677
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	3.881%	12/15/46	2,300	2,418
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.166%	12/15/46	9,174	9,846
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.517%	12/15/46	1,600	1,715
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.910%	12/15/46	1,600	1,752
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-LC11	2.960%	4/15/46	11,478	11,453
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2014-C20	2.872%	7/15/47	2,250	2,298
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2014-C20	3.805%	7/15/47	850	901
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2016-JP3	2.870%	8/15/49	14,325	13,873
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2016-JP4	3.648%	12/15/49	5,800	5,912
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2016-JP4	3.870%	12/15/49	4,650	4,748
5 JPMBB Commercial Mortgage Securities Trust 2013-
C12	3.664%	7/15/45	1,776	1,851
5 JPMBB Commercial Mortgage Securities Trust 2013-
C12	4.025%	7/15/45	1,184	1,241
5 JPMBB Commercial Mortgage Securities Trust 2013-
C14	3.761%	8/15/46	1,680	1,773
5 JPMBB Commercial Mortgage Securities Trust 2013-
C14	4.133%	8/15/46	4,470	4,780
5 JPMBB Commercial Mortgage Securities Trust 2013-
C14	4.409%	8/15/46	1,260	1,352

	20

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	2.977%	11/15/45	3,128	3,191
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	3.659%	11/15/45	420	440
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	4.131%	11/15/45	2,940	3,145
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	4.420%	11/15/45	1,680	1,790
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	3.003%	1/15/47	2,200	2,243
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	3.705%	1/15/47	1,650	1,744
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	4.199%	1/15/47	5,500	5,907
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	4.458%	1/15/47	1,100	1,178
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	4.887%	1/15/47	1,650	1,793
5 JPMBB Commercial Mortgage Securities Trust 2014-
C18	4.079%	2/15/47	6,590	7,028
5 JPMBB Commercial Mortgage Securities Trust 2014-
C18	4.439%	2/15/47	1,173	1,247
5 JPMBB Commercial Mortgage Securities Trust 2014-
C18	4.814%	2/15/47	1,422	1,542
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	3.046%	4/15/47	2,225	2,276
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	3.669%	4/15/47	2,800	2,911
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	3.997%	4/15/47	2,800	2,970
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	4.243%	4/15/47	2,225	2,338
5 JPMBB Commercial Mortgage Securities Trust 2014-
C21	3.428%	8/15/47	1,411	1,460
5 JPMBB Commercial Mortgage Securities Trust 2014-
C21	3.775%	8/15/47	1,375	1,439
5 JPMBB Commercial Mortgage Securities Trust 2014-
C21	3.997%	8/15/47	850	881
5 JPMBB Commercial Mortgage Securities Trust 2014-
C22	3.801%	9/15/47	8,325	8,654
5 JPMBB Commercial Mortgage Securities Trust 2014-
C22	4.110%	9/15/47	2,225	2,304
5 JPMBB Commercial Mortgage Securities Trust 2014-
C23	3.934%	9/15/47	4,175	4,409
5 JPMBB Commercial Mortgage Securities Trust 2014-
C23	4.202%	9/15/47	2,462	2,582
5 JPMBB Commercial Mortgage Securities Trust 2014-
C24	2.940%	11/15/47	2,850	2,919
5 JPMBB Commercial Mortgage Securities Trust 2014-
C24	3.639%	11/15/47	2,275	2,355
5 JPMBB Commercial Mortgage Securities Trust 2014-
C24	3.914%	11/15/47	4,125	4,251
5 JPMBB Commercial Mortgage Securities Trust 2014-
C25	3.672%	11/15/47	9,975	10,349
5 JPMBB Commercial Mortgage Securities Trust 2014-
C25	4.065%	11/15/47	2,775	2,888
5 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.019%	1/15/48	5,725	5,868
5 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.494%	1/15/48	17,150	17,569
5 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.800%	1/15/48	2,875	2,953
5 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.951%	1/15/48	2,875	2,930

	21

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 JPMBB Commercial Mortgage Securities Trust 2015-
C27	2.734%	2/15/48	4,695	4,769
5 JPMBB Commercial Mortgage Securities Trust 2015-
C27	3.017%	2/15/48	5,715	5,807
5 JPMBB Commercial Mortgage Securities Trust 2015-
C27	3.179%	2/15/48	3,048	3,043
5 JPMBB Commercial Mortgage Securities Trust 2015-
C28	2.773%	10/15/48	5,725	5,836
5 JPMBB Commercial Mortgage Securities Trust 2015-
C28	3.227%	10/15/48	6,775	6,780
5 JPMBB Commercial Mortgage Securities Trust 2015-
C28	3.532%	10/15/48	1,725	1,733
5 JPMBB Commercial Mortgage Securities Trust 2015-
C29	2.921%	5/15/48	5,000	5,092
5 JPMBB Commercial Mortgage Securities Trust 2015-
C29	3.304%	5/15/48	2,963	3,054
5 JPMBB Commercial Mortgage Securities Trust 2015-
C29	3.611%	5/15/48	4,650	4,773
5 JPMBB Commercial Mortgage Securities Trust 2015-
C30	3.559%	7/15/48	5,775	5,991
5 JPMBB Commercial Mortgage Securities Trust 2015-
C30	3.822%	7/15/48	5,675	5,890
5 JPMBB Commercial Mortgage Securities Trust 2015-
C30	4.226%	7/15/48	2,900	3,029
5 JPMBB Commercial Mortgage Securities Trust 2015-
C31	3.540%	8/15/48	2,772	2,886
5 JPMBB Commercial Mortgage Securities Trust 2015-
C31	3.801%	8/15/48	2,960	3,068
5 JPMBB Commercial Mortgage Securities Trust 2015-
C32	3.358%	11/15/48	5,875	6,045
5 JPMBB Commercial Mortgage Securities Trust 2015-
C32	3.598%	11/15/48	5,875	6,008
5 JPMBB Commercial Mortgage Securities Trust 2015-
C33	3.770%	12/15/48	4,230	4,389
5 JPMBB Commercial Mortgage Securities Trust 2016-
C1	3.316%	3/15/49	4,675	4,773
5 JPMCC Commercial Mortgage Securities Trust 2015-
JP1	3.914%	1/15/49	4,600	4,813
5 JPMDB Commercial Mortgage Securities Trust 2016-
C2	3.144%	6/15/49	4,400	4,372
5 JPMDB Commercial Mortgage Securities Trust 2016-
C2	3.484%	6/15/49	2,050	2,057
5 LB Commercial Mortgage Trust 2007-C3	5.918%	7/15/44	521	529
5 LB-UBS Commercial Mortgage Trust 2007-C2	5.430%	2/15/40	2,486	2,490
5 LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	17,026	17,456
5 LB-UBS Commercial Mortgage Trust 2008-C1	6.113%	4/15/41	17,424	18,086
5 Mercedes-Benz Auto Lease Trust 2015-A	1.210%	10/15/20	8,550	8,552
5 Mercedes-Benz Auto Lease Trust 2015-B	1.340%	7/16/18	2,950	2,953
5 Mercedes-Benz Auto Lease Trust 2015-B	1.530%	5/17/21	1,750	1,752
5 Mercedes-Benz Auto Receivables Trust 2014-1	0.870%	10/15/18	1,031	1,030
5 Mercedes-Benz Auto Receivables Trust 2014-1	1.310%	11/16/20	825	825
5 Mercedes-Benz Auto Receivables Trust 2015-1	1.340%	12/16/19	3,400	3,400
5 Mercedes-Benz Auto Receivables Trust 2015-1	1.750%	12/15/21	1,175	1,176
5 Merrill Lynch Mortgage Trust 2007-C1	5.826%	6/12/50	23,132	23,416
5 Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	14,573	14,847
5 ML-CFC Commercial Mortgage Trust 2007-7	5.733%	6/12/50	6,903	6,952
5 ML-CFC Commercial Mortgage Trust 2007-9	5.700%	9/12/49	11,714	11,950
5 Morgan Stanley Bank of America Merrill Lynch Trust
2012-C5	3.176%	8/15/45	3,025	3,120
5 Morgan Stanley Bank of America Merrill Lynch Trust
2012-C6	2.858%	11/15/45	3,000	3,036
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C10	4.084%	7/15/46	8,000	8,516

	22

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C11	4.170%	8/15/46	1,680	1,795
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C11	4.370%	8/15/46	840	903
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C12	3.001%	10/15/46	2,340	2,387
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C12	4.259%	10/15/46	3,915	4,209
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C13	2.936%	11/15/46	1,750	1,785
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C13	4.039%	11/15/46	3,500	3,708
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C13	4.739%	11/15/46	1,750	1,914
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C7	2.918%	2/15/46	3,011	3,040
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C7	3.214%	2/15/46	599	600
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C8	3.134%	12/15/48	3,475	3,535
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C8	3.376%	12/15/48	1,800	1,849
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C9	3.102%	5/15/46	3,475	3,529
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C9	3.456%	5/15/46	2,150	2,182
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	1.250%	2/15/47	896	891
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	2.916%	2/15/47	2,200	2,246
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	3.669%	2/15/47	4,695	4,898
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	4.064%	2/15/47	4,475	4,761
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	4.640%	2/15/47	1,600	1,726
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	2.849%	6/15/47	850	864
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	3.477%	6/15/47	1,125	1,170
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	3.892%	6/15/47	4,200	4,401
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	4.323%	6/15/47	1,675	1,782
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C18	3.194%	10/15/47	5,000	5,139
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C18	3.923%	10/15/47	1,400	1,471
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C18	4.443%	10/15/47	1,675	1,770
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C19	3.101%	12/15/47	5,700	5,843
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C19	3.326%	12/15/47	3,925	4,059
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C19	3.526%	12/15/47	5,050	5,161
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C20	3.069%	2/15/48	2,875	2,894
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C20	3.249%	2/15/48	10,125	10,135
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C21	3.338%	3/15/48	2,500	2,515
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C22	3.040%	4/15/48	5,725	5,825

	23

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C22	3.306%	4/15/48	4,500	4,524
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C22	3.883%	4/15/48	2,875	2,850
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C23	2.982%	7/15/50	2,900	2,966
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C23	3.398%	7/15/50	1,750	1,813
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C23	3.719%	7/15/50	5,775	5,959
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C25	3.383%	10/15/48	6,550	6,708
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C25	3.635%	10/15/48	3,475	3,579
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C26	3.323%	10/15/48	3,825	3,969
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C26	3.531%	10/15/48	4,325	4,444
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27	3.557%	12/15/47	2,950	3,078
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27	3.753%	12/15/47	3,500	3,625
5 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C28	3.288%	1/15/49	4,175	4,258
5 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C28	3.544%	1/15/49	11,975	12,198
5 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C29	3.140%	5/15/49	2,200	2,248
5 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C29	3.325%	5/15/49	1,250	1,255
5 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C30	2.860%	9/15/49	11,700	11,245
5 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C31	3.102%	11/15/49	14,200	13,862
5 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C32	3.720%	12/15/49	11,600	11,864
5 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C32	3.994%	12/15/49	4,625	4,738
5 Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	1,423	1,421
5 Morgan Stanley Capital I Trust 2006-HQ9	5.793%	7/12/44	57	57
5 Morgan Stanley Capital I Trust 2007-IQ14	5.692%	4/15/49	10,602	10,621
5 Morgan Stanley Capital I Trust 2007-IQ15	5.902%	6/11/49	12,853	13,062
5 Morgan Stanley Capital I Trust 2007-IQ16	5.809%	12/12/49	12,873	13,091
5 Morgan Stanley Capital I Trust 2007-IQ16	6.053%	12/12/49	5,300	5,434
5 Morgan Stanley Capital I Trust 2007-TOP25	5.544%	11/12/49	1,276	1,275
5 Morgan Stanley Capital I Trust 2007-TOP27	5.643%	6/11/42	18,811	19,042
5 Morgan Stanley Capital I Trust 2008-TOP29	6.275%	1/11/43	19,980	20,697
5 Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	7,000	7,211
5 Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,900	2,996
5 Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	4,100	4,279
5 Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	5,850	5,760
5 Morgan Stanley Capital I Trust 2016-BNK2	3.282%	11/15/49	4,707	4,594
5 Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	11,700	11,217
5 Morgan Stanley Capital I Trust 2016-UB12	3.596%	12/15/49	11,625	11,818
5 Morgan Stanley Capital I Trust 2016-UB12	3.778%	12/15/49	5,000	5,084
8 National Australia Bank Ltd.	2.250%	3/16/21	16,000	15,860
5 Nissan Auto Lease Trust 2014-B	1.120%	9/15/17	501	502
5 Nissan Auto Lease Trust 2015-B	1.540%	4/16/18	4,100	4,108
5 Nissan Auto Lease Trust 2015-B	1.700%	4/15/21	2,625	2,629
5 Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	5,250	5,227
5 Nissan Auto Receivables 2013-A Owner Trust	0.750%	7/15/19	2,852	2,850
5 Nissan Auto Receivables 2013-B Owner Trust	1.310%	10/15/19	1,409	1,409
5 Nissan Auto Receivables 2013-C Owner Trust	0.670%	8/15/18	382	382
5 Nissan Auto Receivables 2013-C Owner Trust	1.300%	6/15/20	1,600	1,601

	24

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Nissan Auto Receivables 2014-A Owner Trust	0.720%	8/15/18	436	435
5 Nissan Auto Receivables 2014-A Owner Trust	1.340%	8/17/20	2,250	2,250
5 Nissan Auto Receivables 2014-B Owner Trust	1.110%	5/15/19	1,830	1,829
5 Nissan Auto Receivables 2015-A Owner Trust	1.050%	10/15/19	4,303	4,299
5 Nissan Auto Receivables 2015-B Owner Trust	1.340%	3/16/20	3,400	3,400
5 Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	1,750	1,751
5 Nissan Auto Receivables 2015-C Owner Trust	1.370%	5/15/20	1,800	1,797
5 Nissan Auto Receivables 2015-C Owner Trust	1.670%	2/15/22	2,975	2,954
5 Nissan Auto Receivables 2016-B Owner Trust	1.540%	10/17/22	2,500	2,466
5 Nissan Auto Receivables 2016-C Owner Trust	1.180%	1/15/21	5,125	5,067
5 Nissan Auto Receivables 2016-C Owner Trust	1.380%	1/17/23	4,250	4,161
5 Nissan Master Owner Trust Receivables Series 2016-A	1.540%	6/15/21	5,750	5,707
Royal Bank of Canada	2.200%	9/23/19	19,475	19,587
5 Royal Bank of Canada	2.000%	10/1/19	20,000	20,033
Royal Bank of Canada	2.100%	10/14/20	58,400	58,080
5 Royal Bank of Canada	1.875%	2/5/21	8,625	8,557
Royal Bank of Canada	2.300%	3/22/21	8,750	8,683
5 SG Commercial Mortgage Securities Trust 2016-C5	3.055%	10/10/48	9,000	8,748
5 Synchrony Capital Credit Card Master Note Trust Series
2012-7	1.760%	9/15/22	6,545	6,492
5 Synchrony Credit Card Master Note Trust 2014-1	1.610%	11/15/20	3,325	3,332
5 Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	3,375	3,377
5 Synchrony Credit Card Master Note Trust 2016-2	2.210%	5/15/24	5,331	5,296
5 Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	8,550	8,445
5 TIAA Seasoned Commercial Mortgage Trust 2007-C4	5.474%	8/15/39	508	513
8 Toronto-Dominion Bank	2.250%	3/15/21	28,700	28,528
5 Toyota Auto Receivables 2014-A Owner Trust	1.180%	6/17/19	1,250	1,250
5 Toyota Auto Receivables 2014-B Owner Trust	0.760%	3/15/18	353	353
5 Toyota Auto Receivables 2014-B Owner Trust	1.310%	9/16/19	1,125	1,126
5 Toyota Auto Receivables 2015-B Owner Trust	1.270%	5/15/19	8,500	8,502
5 Toyota Auto Receivables 2015-B Owner Trust	1.740%	9/15/20	5,200	5,213
5 Toyota Auto Receivables 2015-C Owner TrustToyota
Auto Receivables 2015-C Owner Trust	1.690%	12/15/20	5,000	5,002
5 Toyota Auto Receivables 2015-C Owner Trust	1.340%	6/17/19	5,325	5,328
5 Toyota Auto Receivables 2016-B Owner Trust	1.300%	4/15/20	2,875	2,866
5 Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	3,575	3,543
5 Toyota Auto Receivables 2016-C Owner Trust	1.140%	8/17/20	4,575	4,544
5 Toyota Auto Receivables 2016-C Owner Trust	1.320%	11/15/21	2,525	2,485
5 UBS-Barclays Commercial Mortgage Trust 2013-C5	3.185%	3/10/46	4,636	4,718
5 UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	7,716	7,867
5 UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	1,150	1,162
5 USAA Auto Owner Trust 2014-1	0.940%	5/15/19	872	872
5 Volkswagen Auto Loan Enhanced Trust 2013-2	0.700%	4/20/18	230	230
5 Volkswagen Auto Loan Enhanced Trust 2013-2	1.160%	3/20/20	875	874
5 Volkswagen Auto Loan Enhanced Trust 2014-1	0.910%	10/22/18	1,403	1,401
5 Volkswagen Auto Loan Enhanced Trust 2014-1	1.450%	9/21/20	2,775	2,772
5 Volkswagen Auto Loan Enhanced Trust 2014-2	0.950%	4/22/19	5,996	5,981
5 Volkswagen Auto Loan Enhanced Trust 2014-2	1.390%	5/20/21	2,850	2,832
5 Wachovia Bank Commercial Mortgage Trust Series
2005-C21	5.290%	10/15/44	82	82
5 Wachovia Bank Commercial Mortgage Trust Series
2007-C33	5.969%	2/15/51	4,369	4,390
5 Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	9,540	9,699
5 Wells Fargo Commercial Mortgage Trust 2014-LC16	2.819%	8/15/50	1,675	1,707
5 Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	1,125	1,166
5 Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	9,925	10,360
5 Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	550	568
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	2.954%	12/15/47	3,400	3,477
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	3.244%	12/15/47	1,961	2,036
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	3.271%	12/15/47	4,000	4,094
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	5,650	5,736
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	3.808%	12/15/47	2,850	2,916
5 Wells Fargo Commercial Mortgage Trust 2015-C26	2.991%	2/15/48	5,725	5,785
5 Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	3,150	3,140

	25

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Wells Fargo Commercial Mortgage Trust 2015-C26	3.580%	2/15/48	2,275	2,326
5 Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	14,150	14,221
5 Wells Fargo Commercial Mortgage Trust 2015-C28	3.540%	5/15/48	8,500	8,693
5 Wells Fargo Commercial Mortgage Trust 2015-C28	3.872%	5/15/48	1,619	1,683
5 Wells Fargo Commercial Mortgage Trust 2015-C29	3.400%	6/15/48	5,800	5,960
5 Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	8,500	8,764
5 Wells Fargo Commercial Mortgage Trust 2015-LC20	2.978%	4/15/50	1,536	1,548
5 Wells Fargo Commercial Mortgage Trust 2015-LC20	3.184%	4/15/50	11,350	11,321
5 Wells Fargo Commercial Mortgage Trust 2015-LC20	3.719%	4/15/50	2,850	2,898
5 Wells Fargo Commercial Mortgage Trust 2015-LC22	3.571%	9/15/58	2,350	2,430
5 Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	3,425	3,577
5 Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	2,925	3,123
5 Wells Fargo Commercial Mortgage Trust 2015-NXS1	2.632%	5/15/48	2,425	2,462
5 Wells Fargo Commercial Mortgage Trust 2015-NXS1	2.934%	5/15/48	4,200	4,242
5 Wells Fargo Commercial Mortgage Trust 2015-NXS1	3.148%	5/15/48	2,275	2,278
5 Wells Fargo Commercial Mortgage Trust 2015-P2	3.656%	12/15/48	4,700	4,883
5 Wells Fargo Commercial Mortgage Trust 2015-P2	3.809%	12/15/48	2,950	3,075
5 Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	12/15/47	4,000	4,154
5 Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.652%	8/15/49	7,850	7,486
5 Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.814%	8/15/49	1,800	1,744
5 Wells Fargo Commercial Mortgage Trust 2016-C32	3.324%	1/15/59	3,084	3,145
5 Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	6,700	6,854
5 Wells Fargo Commercial Mortgage Trust 2016-C33	3.426%	3/15/59	2,350	2,377
5 Wells Fargo Commercial Mortgage Trust 2016-C34	3.096%	6/15/49	4,700	4,602
5 Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	4,675	4,850
5 Wells Fargo Commercial Mortgage Trust 2016-LC24	2.825%	10/15/49	5,275	5,198
5 Wells Fargo Commercial Mortgage Trust 2016-LC24	2.942%	10/15/49	9,053	8,757
5 WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	3,000	3,031
5 WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	7,425	7,752
5 WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	4,975	5,192
5 WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,400	4,639
5 WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,100	3,170
5 WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	6,125	6,204
5 WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	4,148	4,222
5 WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	1,733	1,772
5 WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	820	836
5 WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	3,436	3,467
5 WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	673	680
5 WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	6,000	6,159
5 WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	3,000	3,083
5 WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	1,120	1,175
5 WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	4,470	4,789
5 WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	1,120	1,207
5 WFRBS Commercial Mortgage Trust 2013-C16	3.223%	9/15/46	2,100	2,145
5 WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	1,250	1,325
5 WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	1,250	1,358
5 WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	2,100	2,302
5 WFRBS Commercial Mortgage Trust 2013-C17	2.921%	12/15/46	1,150	1,173
5 WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	1,150	1,211
5 WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	1,450	1,552
5 WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	1,150	1,217
5 WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	1,150	1,244
5 WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	1,150	1,174
5 WFRBS Commercial Mortgage Trust 2013-C18	3.651%	12/15/46	2,300	2,401
5 WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	5,010	5,367
5 WFRBS Commercial Mortgage Trust 2013-C18	4.387%	12/15/46	575	614
5 WFRBS Commercial Mortgage Trust 2013-C18	4.664%	12/15/46	862	942
5 WFRBS Commercial Mortgage Trust 2013-UBS1	2.927%	3/15/46	3,100	3,162
5 WFRBS Commercial Mortgage Trust 2013-UBS1	3.591%	3/15/46	1,750	1,825
5 WFRBS Commercial Mortgage Trust 2013-UBS1	4.079%	3/15/46	2,350	2,506
5 WFRBS Commercial Mortgage Trust 2013-UBS1	4.627%	3/15/46	575	634
5 WFRBS Commercial Mortgage Trust 2014-C19	1.233%	3/15/47	672	670
5 WFRBS Commercial Mortgage Trust 2014-C19	3.618%	3/15/47	950	993
5 WFRBS Commercial Mortgage Trust 2014-C19	3.660%	3/15/47	1,250	1,306

	26

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	2,825	3,008
5 WFRBS Commercial Mortgage Trust 2014-C19	4.723%	3/15/47	950	1,005
5 WFRBS Commercial Mortgage Trust 2014-C20	3.036%	5/15/47	1,100	1,125
5 WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	1,100	1,150
5 WFRBS Commercial Mortgage Trust 2014-C20	3.723%	5/15/47	3,500	3,645
5 WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	1,675	1,773
5 WFRBS Commercial Mortgage Trust 2014-C20	4.176%	5/15/47	1,675	1,782
5 WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	4,000	4,144
5 WFRBS Commercial Mortgage Trust 2014-C22	3.752%	9/15/57	8,200	8,536
5 WFRBS Commercial Mortgage Trust 2014-C22	4.371%	9/15/57	1,675	1,761
5 WFRBS Commercial Mortgage Trust 2014-C23	3.636%	10/15/57	3,143	3,280
5 WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	1,675	1,762
5 WFRBS Commercial Mortgage Trust 2014-C23	4.210%	10/15/57	1,125	1,198
5 WFRBS Commercial Mortgage Trust 2014-C24	3.428%	11/15/47	2,860	2,917
5 WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	2,860	2,943
5 WFRBS Commercial Mortgage Trust 2014-LC14	1.193%	3/15/47	1,115	1,113
5 WFRBS Commercial Mortgage Trust 2014-LC14	2.862%	3/15/47	1,120	1,142
5 WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	2,800	2,915
5 WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	6,720	7,129
5 WFRBS Commercial Mortgage Trust 2014-LC14	4.351%	3/15/47	2,800	2,978
5 World Omni Auto Receivables Trust 2013-B	0.830%	8/15/18	167	167
5 World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	825	826
5 World Omni Auto Receivables Trust 2014-A	0.940%	4/15/19	963	962
5 World Omni Auto Receivables Trust 2014-A	1.530%	6/15/20	2,775	2,779
5 World Omni Auto Receivables Trust 2014-B	1.140%	1/15/20	2,686	2,684
5 World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	1,530	1,531
5 World Omni Auto Receivables Trust 2015-B	1.490%	12/15/20	2,975	2,974
5 World Omni Auto Receivables Trust 2015-B	1.840%	1/17/22	2,975	2,970
5 World Omni Automobile Lease Securitization Trust
2014-A	1.160%	9/15/17	1,167	1,167
5 World Omni Automobile Lease Securitization Trust
2014-A	1.370%	1/15/20	850	850
5 World Omni Automobile Lease Securitization Trust
2015-A	1.540%	10/15/18	2,875	2,879
5 World Omni Automobile Lease Securitization Trust
2016-A	1.610%	1/15/22	3,000	2,969

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $4,565,500)				4,571,523

Corporate Bonds (28.0%)
Finance (8.8%)
Banking (6.3%)
American Express Bank FSB	6.000%	9/13/17	13,151	13,549
American Express Co.	7.000%	3/19/18	58,172	61,837
American Express Co.	2.650%	12/2/22	5,805	5,710
American Express Co.	3.625%	12/5/24	8,200	8,236
American Express Co.	4.050%	12/3/42	1,899	1,831
American Express Credit Corp.	2.125%	7/27/18	875	879
American Express Credit Corp.	1.800%	7/31/18	1,100	1,101
American Express Credit Corp.	2.125%	3/18/19	5,401	5,414
American Express Credit Corp.	2.250%	8/15/19	9,825	9,872
American Express Credit Corp.	2.375%	5/26/20	8,505	8,519
American Express Credit Corp.	2.600%	9/14/20	24,647	24,842
American Express Credit Corp.	2.250%	5/5/21	23,200	22,921
Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	250	249
Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	20,000	20,057
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	16,800	16,851
Australia & New Zealand Banking Group Ltd.	1.600%	7/15/19	23,800	23,455
Australia & New Zealand Banking Group Ltd.	2.050%	9/23/19	4,050	4,033
Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	14,275	14,301
Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	7,600	7,474
Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	7,000	6,936
Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	12,425	12,852
Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	14,275	14,320

	27

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bancolombia SA	5.950%	6/3/21	6,425	6,967
Bank of America Corp.	5.700%	5/2/17	75	76
Bank of America Corp.	6.000%	9/1/17	1	1
Bank of America Corp.	5.750%	12/1/17	3	3
Bank of America Corp.	2.000%	1/11/18	43,336	43,417
Bank of America Corp.	6.875%	4/25/18	81,312	86,344
Bank of America Corp.	5.650%	5/1/18	64,219	67,412
Bank of America Corp.	6.500%	7/15/18	3,125	3,332
Bank of America Corp.	6.875%	11/15/18	635	689
Bank of America Corp.	2.600%	1/15/19	41,852	42,205
Bank of America Corp.	5.490%	3/15/19	300	318
Bank of America Corp.	2.650%	4/1/19	5,347	5,403
Bank of America Corp.	7.625%	6/1/19	38,970	43,747
Bank of America Corp.	2.250%	4/21/20	23,620	23,453
Bank of America Corp.	5.625%	7/1/20	57,238	62,909
Bank of America Corp.	2.625%	10/19/20	23,881	23,847
Bank of America Corp.	2.151%	11/9/20	5,011	4,941
Bank of America Corp.	5.875%	1/5/21	3,930	4,368
Bank of America Corp.	2.625%	4/19/21	16,385	16,241
Bank of America Corp.	5.000%	5/13/21	11,060	12,011
Bank of America Corp.	5.700%	1/24/22	22,243	24,968
Bank of America Corp.	2.503%	10/21/22	14,850	14,349
Bank of America Corp.	3.300%	1/11/23	36,917	36,937
Bank of America Corp.	4.100%	7/24/23	11,583	12,090
Bank of America Corp.	4.125%	1/22/24	34,280	35,478
Bank of America Corp.	4.000%	4/1/24	20,464	21,060
Bank of America Corp.	4.200%	8/26/24	38,030	38,676
Bank of America Corp.	4.000%	1/22/25	30,481	30,439
Bank of America Corp.	3.950%	4/21/25	22,280	22,077
Bank of America Corp.	3.875%	8/1/25	26,234	26,646
Bank of America Corp.	4.450%	3/3/26	17,730	18,213
Bank of America Corp.	3.500%	4/19/26	12,400	12,206
Bank of America Corp.	4.250%	10/22/26	19,960	20,087
Bank of America Corp.	3.248%	10/21/27	18,000	17,157
Bank of America Corp.	4.183%	11/25/27	21,800	21,730
Bank of America Corp.	6.110%	1/29/37	9,134	10,662
Bank of America Corp.	7.750%	5/14/38	20,098	27,757
Bank of America Corp.	5.875%	2/7/42	27,713	33,447
Bank of America Corp.	5.000%	1/21/44	25,465	27,648
Bank of America Corp.	4.875%	4/1/44	13,430	14,522
Bank of America Corp.	4.750%	4/21/45	1,200	1,215
Bank of America NA	1.650%	3/26/18	4,150	4,150
Bank of America NA	1.750%	6/5/18	14,700	14,699
Bank of America NA	2.050%	12/7/18	22,925	23,031
Bank of America NA	6.000%	10/15/36	10,905	13,109
Bank of Montreal	1.450%	4/9/18	5,845	5,833
Bank of Montreal	1.400%	4/10/18	10,300	10,276
Bank of Montreal	1.800%	7/31/18	500	501
Bank of Montreal	1.350%	8/28/18	6,450	6,415
Bank of Montreal	2.375%	1/25/19	10,210	10,300
Bank of Montreal	1.500%	7/18/19	16,575	16,349
Bank of Montreal	2.100%	12/12/19	4,150	4,149
Bank of Montreal	1.900%	8/27/21	25,875	25,042
Bank of Montreal	2.550%	11/6/22	23,285	22,985
Bank of New York Mellon Corp.	1.300%	1/25/18	3,250	3,249
Bank of New York Mellon Corp.	2.100%	1/15/19	30,326	30,445
Bank of New York Mellon Corp.	2.200%	3/4/19	6,643	6,683
Bank of New York Mellon Corp.	2.200%	5/15/19	375	376
Bank of New York Mellon Corp.	5.450%	5/15/19	5,285	5,694
Bank of New York Mellon Corp.	2.300%	9/11/19	15,500	15,632
Bank of New York Mellon Corp.	4.600%	1/15/20	6,375	6,806
Bank of New York Mellon Corp.	2.150%	2/24/20	5,000	4,983
Bank of New York Mellon Corp.	2.600%	8/17/20	4,875	4,903
Bank of New York Mellon Corp.	2.450%	11/27/20	6,275	6,246

28

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of New York Mellon Corp.	2.500%	4/15/21	14,410	14,384
Bank of New York Mellon Corp.	2.050%	5/3/21	23,625	23,073
Bank of New York Mellon Corp.	3.550%	9/23/21	4,455	4,645
Bank of New York Mellon Corp.	2.200%	8/16/23	8,949	8,520
Bank of New York Mellon Corp.	3.650%	2/4/24	6,575	6,757
Bank of New York Mellon Corp.	3.400%	5/15/24	1,000	1,014
Bank of New York Mellon Corp.	3.250%	9/11/24	13,750	13,796
Bank of New York Mellon Corp.	3.000%	2/24/25	4,750	4,662
Bank of New York Mellon Corp.	2.800%	5/4/26	6,265	6,010
Bank of New York Mellon Corp.	2.450%	8/17/26	6,025	5,578
Bank of New York Mellon Corp.	3.000%	10/30/28	5,000	4,722
Bank of Nova Scotia	1.450%	4/25/18	2,750	2,741
Bank of Nova Scotia	1.700%	6/11/18	6,000	6,002
Bank of Nova Scotia	2.050%	10/30/18	16,835	16,912
Bank of Nova Scotia	1.950%	1/15/19	11,600	11,601
Bank of Nova Scotia	2.050%	6/5/19	10,515	10,511
Bank of Nova Scotia	1.650%	6/14/19	16,250	16,094
Bank of Nova Scotia	2.350%	10/21/20	21,500	21,351
Bank of Nova Scotia	4.375%	1/13/21	1,560	1,668
Bank of Nova Scotia	2.450%	3/22/21	12,940	12,847
Bank of Nova Scotia	2.800%	7/21/21	37,435	37,641
Bank of Nova Scotia	4.500%	12/16/25	31,750	32,573
Bank One Capital III	8.750%	9/1/30	1,100	1,546
Bank One Corp.	7.625%	10/15/26	2,055	2,634
Bank One Corp.	8.000%	4/29/27	2,500	3,240
Barclays Bank plc	5.140%	10/14/20	1,335	1,406
Barclays plc	2.000%	3/16/18	4,350	4,355
Barclays plc	2.750%	11/8/19	13,623	13,578
Barclays plc	2.875%	6/8/20	4,550	4,512
Barclays plc	3.250%	1/12/21	21,225	21,217
Barclays plc	3.200%	8/10/21	20,500	20,283
Barclays plc	4.375%	9/11/24	14,400	14,173
Barclays plc	3.650%	3/16/25	32,000	30,962
Barclays plc	4.375%	1/12/26	24,090	24,404
Barclays plc	5.200%	5/12/26	16,100	16,385
Barclays plc	5.250%	8/17/45	7,795	8,372
BB&T Corp.	2.150%	3/22/17	6,475	6,484
BB&T Corp.	1.450%	1/12/18	5,010	5,001
BB&T Corp.	2.050%	6/19/18	11,805	11,865
BB&T Corp.	2.250%	2/1/19	3,950	3,979
BB&T Corp.	6.850%	4/30/19	8,193	9,063
BB&T Corp.	5.250%	11/1/19	10,240	11,057
BB&T Corp.	2.450%	1/15/20	14,620	14,699
BB&T Corp.	2.050%	5/10/21	14,750	14,469
Bear Stearns Cos. LLC	6.400%	10/2/17	19,700	20,407
Bear Stearns Cos. LLC	7.250%	2/1/18	36,088	38,157
Bear Stearns Cos. LLC	4.650%	7/2/18	7,115	7,400
BNP Paribas SA	2.700%	8/20/18	4,782	4,843
BNP Paribas SA	2.400%	12/12/18	12,750	12,850
BNP Paribas SA	2.450%	3/17/19	2,575	2,589
BNP Paribas SA	2.375%	5/21/20	6,925	6,868
BNP Paribas SA	5.000%	1/15/21	38,830	42,154
BNP Paribas SA	3.250%	3/3/23	21,280	21,386
BNP Paribas SA	4.250%	10/15/24	2,650	2,648
BPCE SA	2.500%	12/10/18	14,225	14,355
BPCE SA	2.500%	7/15/19	10,600	10,659
BPCE SA	2.250%	1/27/20	4,600	4,562
BPCE SA	2.650%	2/3/21	7,705	7,693
BPCE SA	2.750%	12/2/21	6,500	6,450
BPCE SA	4.000%	4/15/24	19,725	20,469
BPCE SA	3.375%	12/2/26	4,200	4,139
Branch Banking & Trust Co.	2.300%	10/15/18	8,200	8,279
Branch Banking & Trust Co.	1.450%	5/10/19	9,525	9,418
Branch Banking & Trust Co.	2.850%	4/1/21	450	457

29

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Branch Banking & Trust Co.	3.625%	9/16/25	18,600	18,870
	Branch Banking & Trust Co.	3.800%	10/30/26	2,768	2,841
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	675	677
	Canadian Imperial Bank of Commerce	1.600%	9/6/19	5,050	4,992
	Capital One Bank USA NA	2.150%	11/21/18	11,350	11,374
	Capital One Bank USA NA	2.250%	2/13/19	11,400	11,434
	Capital One Bank USA NA	2.300%	6/5/19	10,500	10,539
	Capital One Bank USA NA	8.800%	7/15/19	5,975	6,850
	Capital One Bank USA NA	3.375%	2/15/23	22,200	21,964
	Capital One Financial Corp.	6.750%	9/15/17	10,325	10,691
	Capital One Financial Corp.	2.450%	4/24/19	10,275	10,350
	Capital One Financial Corp.	4.750%	7/15/21	4,085	4,406
	Capital One Financial Corp.	3.500%	6/15/23	3,832	3,854
	Capital One Financial Corp.	3.750%	4/24/24	7,100	7,190
	Capital One Financial Corp.	4.200%	10/29/25	8,450	8,444
	Capital One Financial Corp.	3.750%	7/28/26	10,350	10,018
	Capital One NA	1.650%	2/5/18	12,500	12,475
	Capital One NA	1.500%	3/22/18	500	498
	Capital One NA	2.400%	9/5/19	7,275	7,291
	Capital One NA	1.850%	9/13/19	7,000	6,911
	Capital One NA	2.950%	7/23/21	6,720	6,747
	Capital One NA	2.250%	9/13/21	7,800	7,604
5,8	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	14,225	16,328
	Citigroup Inc.	1.800%	2/5/18	11,025	11,021
	Citigroup Inc.	1.700%	4/27/18	38,860	38,727
	Citigroup Inc.	1.750%	5/1/18	21,947	21,886
	Citigroup Inc.	6.125%	5/15/18	9,065	9,560
	Citigroup Inc.	2.150%	7/30/18	17,000	17,054
	Citigroup Inc.	2.500%	9/26/18	25,468	25,693
	Citigroup Inc.	2.050%	12/7/18	38,450	38,432
	Citigroup Inc.	2.550%	4/8/19	16,150	16,287
	Citigroup Inc.	2.050%	6/7/19	9,525	9,489
	Citigroup Inc.	2.500%	7/29/19	2,950	2,968
	Citigroup Inc.	2.400%	2/18/20	18,115	18,069
	Citigroup Inc.	5.375%	8/9/20	10,475	11,416
	Citigroup Inc.	2.650%	10/26/20	4,600	4,606
	Citigroup Inc.	2.700%	3/30/21	27,231	27,139
	Citigroup Inc.	2.350%	8/2/21	11,300	11,033
	Citigroup Inc.	2.900%	12/8/21	40,000	39,611
	Citigroup Inc.	4.500%	1/14/22	15,882	16,921
	Citigroup Inc.	4.050%	7/30/22	6,250	6,440
	Citigroup Inc.	3.375%	3/1/23	5,600	5,623
	Citigroup Inc.	3.500%	5/15/23	14,683	14,608
	Citigroup Inc.	3.875%	10/25/23	9,692	9,957
	Citigroup Inc.	3.750%	6/16/24	19,222	19,547
	Citigroup Inc.	4.000%	8/5/24	21,925	21,939
	Citigroup Inc.	3.875%	3/26/25	4,975	4,928
	Citigroup Inc.	3.300%	4/27/25	10,822	10,590
	Citigroup Inc.	4.400%	6/10/25	56,519	57,515
	Citigroup Inc.	5.500%	9/13/25	10,249	11,249
	Citigroup Inc.	3.700%	1/12/26	5,050	5,016
	Citigroup Inc.	4.600%	3/9/26	22,750	23,401
	Citigroup Inc.	3.400%	5/1/26	8,025	7,787
	Citigroup Inc.	3.200%	10/21/26	44,900	42,677
	Citigroup Inc.	4.300%	11/20/26	2,625	2,646
	Citigroup Inc.	4.450%	9/29/27	22,015	22,390
	Citigroup Inc.	4.125%	7/25/28	12,375	12,157
	Citigroup Inc.	6.625%	6/15/32	4,340	5,260
	Citigroup Inc.	6.000%	10/31/33	7,445	8,429
	Citigroup Inc.	6.125%	8/25/36	13,964	16,199
	Citigroup Inc.	8.125%	7/15/39	26,330	38,916
	Citigroup Inc.	5.875%	1/30/42	13,368	15,773
	Citigroup Inc.	6.675%	9/13/43	5,089	6,460
	Citigroup Inc.	4.950%	11/7/43	1,511	1,584

		30

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Inc.	5.300%	5/6/44	7,850	8,392
Citigroup Inc.	4.650%	7/30/45	12,199	12,832
Citigroup Inc.	4.750%	5/18/46	4,285	4,277
Citizens Bank NA	1.600%	12/4/17	4,575	4,569
Citizens Bank NA	2.300%	12/3/18	5,025	5,050
Citizens Bank NA	2.500%	3/14/19	4,000	4,030
Citizens Bank NA	2.450%	12/4/19	4,550	4,562
Citizens Bank NA	2.550%	5/13/21	7,200	7,152
Citizens Financial Group Inc.	2.375%	7/28/21	1,000	980
Citizens Financial Group Inc.	4.300%	12/3/25	6,300	6,379
Comerica Bank	4.000%	7/27/25	2,550	2,530
Comerica Inc.	2.125%	5/23/19	2,260	2,258
Commonwealth Bank of Australia	1.625%	3/12/18	30,910	30,878
Commonwealth Bank of Australia	2.500%	9/20/18	2,975	3,008
Commonwealth Bank of Australia	1.750%	11/2/18	9,050	9,030
Commonwealth Bank of Australia	2.250%	3/13/19	5,875	5,892
Commonwealth Bank of Australia	2.050%	3/15/19	8,400	8,382
Commonwealth Bank of Australia	2.300%	9/6/19	17,200	17,252
Commonwealth Bank of Australia	2.400%	11/2/20	12,850	12,761
Commonwealth Bank of Australia	2.550%	3/15/21	9,495	9,442
Compass Bank	6.400%	10/1/17	2,675	2,753
Compass Bank	2.750%	9/29/19	3,110	3,089
Cooperatieve Rabobank UA	1.700%	3/19/18	14,000	14,001
Cooperatieve Rabobank UA	2.250%	1/14/19	21,924	22,014
Cooperatieve Rabobank UA	4.500%	1/11/21	4,963	5,326
Cooperatieve Rabobank UA	2.500%	1/19/21	51,475	51,375
Cooperatieve Rabobank UA	3.875%	2/8/22	40,044	42,188
Cooperatieve Rabobank UA	3.950%	11/9/22	37,642	38,528
Cooperatieve Rabobank UA	4.625%	12/1/23	17,015	17,892
Cooperatieve Rabobank UA	3.375%	5/21/25	15,950	16,142
Cooperatieve Rabobank UA	4.375%	8/4/25	14,582	14,933
Cooperatieve Rabobank UA	3.750%	7/21/26	11,500	11,238
Cooperatieve Rabobank UA	5.250%	5/24/41	8,380	9,796
Cooperatieve Rabobank UA	5.750%	12/1/43	10,575	12,238
Cooperatieve Rabobank UA	5.250%	8/4/45	10,250	11,127
5 Cooperatieve Rabobank UA	8.400%	11/29/49	125	129
Credit Suisse AG	6.000%	2/15/18	27,479	28,549
Credit Suisse AG	1.700%	4/27/18	24,625	24,576
Credit Suisse AG	2.300%	5/28/19	43,359	43,467
Credit Suisse AG	5.300%	8/13/19	12,425	13,381
Credit Suisse AG	5.400%	1/14/20	8,516	9,114
Credit Suisse AG	3.000%	10/29/21	27,719	27,961
Credit Suisse AG	3.625%	9/9/24	26,750	26,937
Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	2,850	2,823
Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	12,850	12,810
Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	40,120	40,532
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	21,300	21,462
Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	14,780	14,647
Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	31,450	30,687
Credit Suisse Group Funding Guernsey Ltd.	4.550%	4/17/26	1,000	1,036
Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	12,858	13,162
Credit Suisse USA Inc.	7.125%	7/15/32	10,966	14,285
Deutsche Bank AG	6.000%	9/1/17	17,955	18,384
Deutsche Bank AG	1.875%	2/13/18	8,414	8,363
Deutsche Bank AG	2.500%	2/13/19	15,331	15,221
Deutsche Bank AG	2.850%	5/10/19	7,919	7,894
Deutsche Bank AG	2.950%	8/20/20	7,776	7,644
Deutsche Bank AG	3.125%	1/13/21	11,550	11,342
Deutsche Bank AG	3.375%	5/12/21	7,475	7,387
8 Deutsche Bank AG	4.250%	10/14/21	12,475	12,506
Deutsche Bank AG	3.700%	5/30/24	27,405	26,523
Deutsche Bank AG	4.100%	1/13/26	8,010	7,874
Discover Bank	2.000%	2/21/18	14,700	14,696
Discover Bank	2.600%	11/13/18	5,250	5,291

	31

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Discover Bank	3.100%	6/4/20	4,250	4,298
Discover Bank	3.200%	8/9/21	4,440	4,464
Discover Bank	4.200%	8/8/23	13,650	14,151
Discover Bank	4.250%	3/13/26	2,425	2,456
Discover Bank	3.450%	7/27/26	8,000	7,734
Discover Financial Services	6.450%	6/12/17	2,235	2,281
Discover Financial Services	5.200%	4/27/22	1,817	1,953
Discover Financial Services	3.850%	11/21/22	9,695	9,810
Discover Financial Services	3.750%	3/4/25	5,525	5,362
Fifth Third Bancorp	5.450%	1/15/17	10,415	10,428
Fifth Third Bancorp	4.500%	6/1/18	1,555	1,606
Fifth Third Bancorp	2.300%	3/1/19	4,395	4,418
Fifth Third Bancorp	2.875%	7/27/20	75	76
Fifth Third Bancorp	3.500%	3/15/22	2,136	2,192
Fifth Third Bancorp	4.300%	1/16/24	11,234	11,571
Fifth Third Bancorp	8.250%	3/1/38	9,240	12,947
Fifth Third Bank	1.450%	2/28/18	500	499
Fifth Third Bank	2.150%	8/20/18	16,425	16,528
Fifth Third Bank	2.300%	3/15/19	3,550	3,563
Fifth Third Bank	2.375%	4/25/19	10,400	10,471
Fifth Third Bank	1.625%	9/27/19	7,600	7,508
Fifth Third Bank	2.250%	6/14/21	13,250	13,087
Fifth Third Bank	2.875%	10/1/21	7,750	7,819
Fifth Third Bank	3.850%	3/15/26	4,550	4,564
First Horizon National Corp.	3.500%	12/15/20	3,500	3,523
First Niagara Financial Group Inc.	6.750%	3/19/20	1,875	2,113
First Republic Bank	2.375%	6/17/19	4,100	4,081
First Republic Bank	4.375%	8/1/46	2,125	1,939
FirstMerit Bank NA	4.270%	11/25/26	5,750	5,750
FirstMerit Corp.	4.350%	2/4/23	2,750	2,769
Goldman Sachs Capital I	6.345%	2/15/34	12,525	14,795
Goldman Sachs Group Inc.	5.950%	1/18/18	34,798	36,254
Goldman Sachs Group Inc.	2.375%	1/22/18	45,565	45,810
Goldman Sachs Group Inc.	6.150%	4/1/18	40,930	43,015
Goldman Sachs Group Inc.	2.900%	7/19/18	24,200	24,530
Goldman Sachs Group Inc.	2.625%	1/31/19	29,785	30,085
Goldman Sachs Group Inc.	7.500%	2/15/19	23,562	26,102
Goldman Sachs Group Inc.	2.550%	10/23/19	26,494	26,656
Goldman Sachs Group Inc.	2.300%	12/13/19	24,000	23,971
Goldman Sachs Group Inc.	5.375%	3/15/20	39,034	42,264
Goldman Sachs Group Inc.	2.600%	4/23/20	21,274	21,251
Goldman Sachs Group Inc.	6.000%	6/15/20	34,479	38,216
Goldman Sachs Group Inc.	2.750%	9/15/20	18,750	18,819
Goldman Sachs Group Inc.	2.875%	2/25/21	15,500	15,554
Goldman Sachs Group Inc.	2.625%	4/25/21	21,000	20,823
Goldman Sachs Group Inc.	5.250%	7/27/21	11,489	12,581
Goldman Sachs Group Inc.	2.350%	11/15/21	17,550	17,041
Goldman Sachs Group Inc.	5.750%	1/24/22	56,268	62,900
Goldman Sachs Group Inc.	3.625%	1/22/23	27,450	27,935
Goldman Sachs Group Inc.	4.000%	3/3/24	64,379	66,483
Goldman Sachs Group Inc.	3.850%	7/8/24	12,879	13,098
Goldman Sachs Group Inc.	3.500%	1/23/25	26,525	26,140
Goldman Sachs Group Inc.	4.250%	10/21/25	14,620	14,823
Goldman Sachs Group Inc.	3.750%	2/25/26	30,750	30,773
Goldman Sachs Group Inc.	3.500%	11/16/26	28,950	28,357
Goldman Sachs Group Inc.	5.950%	1/15/27	18,831	21,439
Goldman Sachs Group Inc.	6.125%	2/15/33	26,444	31,936
Goldman Sachs Group Inc.	6.450%	5/1/36	32,690	38,599
Goldman Sachs Group Inc.	6.750%	10/1/37	40,211	49,277
Goldman Sachs Group Inc.	6.250%	2/1/41	28,127	34,831
Goldman Sachs Group Inc.	4.800%	7/8/44	14,085	14,767
Goldman Sachs Group Inc.	5.150%	5/22/45	28,203	29,536
Goldman Sachs Group Inc.	4.750%	10/21/45	10,060	10,561
HSBC Bank USA NA	4.875%	8/24/20	26,300	27,870

32

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Bank USA NA	5.875%	11/1/34	7,275	8,412
HSBC Bank USA NA	5.625%	8/15/35	3,782	4,272
HSBC Bank USA NA	7.000%	1/15/39	7,909	10,412
HSBC Holdings plc	3.400%	3/8/21	35,683	36,251
HSBC Holdings plc	5.100%	4/5/21	41,370	44,758
HSBC Holdings plc	2.950%	5/25/21	35,325	35,179
HSBC Holdings plc	2.650%	1/5/22	21,500	21,013
HSBC Holdings plc	4.875%	1/14/22	4,140	4,453
HSBC Holdings plc	4.000%	3/30/22	16,626	17,205
HSBC Holdings plc	3.600%	5/25/23	16,150	16,214
HSBC Holdings plc	4.250%	3/14/24	29,600	29,984
HSBC Holdings plc	4.250%	8/18/25	12,000	12,034
HSBC Holdings plc	4.300%	3/8/26	39,620	40,893
HSBC Holdings plc	3.900%	5/25/26	39,450	39,511
HSBC Holdings plc	4.375%	11/23/26	16,100	16,157
HSBC Holdings plc	7.625%	5/17/32	1,925	2,491
HSBC Holdings plc	7.350%	11/27/32	2,040	2,522
HSBC Holdings plc	6.500%	5/2/36	23,945	29,126
HSBC Holdings plc	6.500%	9/15/37	32,000	39,749
HSBC Holdings plc	6.800%	6/1/38	5,385	6,771
HSBC Holdings plc	6.100%	1/14/42	6,825	8,416
HSBC Holdings plc	5.250%	3/14/44	10,675	11,395
HSBC USA Inc.	1.625%	1/16/18	25,000	24,954
HSBC USA Inc.	1.700%	3/5/18	3,500	3,495
HSBC USA Inc.	2.000%	8/7/18	11,000	10,996
HSBC USA Inc.	2.250%	6/23/19	6,550	6,545
HSBC USA Inc.	2.375%	11/13/19	21,650	21,669
HSBC USA Inc.	2.350%	3/5/20	16,575	16,437
HSBC USA Inc.	2.750%	8/7/20	5,125	5,122
HSBC USA Inc.	5.000%	9/27/20	8,200	8,737
HSBC USA Inc.	3.500%	6/23/24	7,350	7,384
Huntington Bancshares Inc.	7.000%	12/15/20	4,200	4,746
Huntington Bancshares Inc.	3.150%	3/14/21	3,525	3,573
Huntington Bancshares Inc.	2.300%	1/14/22	9,325	9,029
Huntington National Bank	1.375%	4/24/17	950	950
Huntington National Bank	2.000%	6/30/18	5,250	5,255
Huntington National Bank	2.200%	11/6/18	7,225	7,244
Huntington National Bank	2.400%	4/1/20	12,575	12,507
Huntington National Bank	2.875%	8/20/20	7,750	7,830
Intesa Sanpaolo SPA	3.875%	1/16/18	10,350	10,494
Intesa Sanpaolo SPA	3.875%	1/15/19	9,500	9,669
Intesa Sanpaolo SPA	5.250%	1/12/24	28,381	29,668
JPMorgan Chase & Co.	1.350%	2/15/17	300	300
JPMorgan Chase & Co.	6.125%	6/27/17	7,131	7,284
JPMorgan Chase & Co.	6.000%	1/15/18	25,034	26,114
JPMorgan Chase & Co.	1.800%	1/25/18	13,566	13,582
JPMorgan Chase & Co.	1.700%	3/1/18	27,935	27,930
JPMorgan Chase & Co.	1.625%	5/15/18	22,045	22,010
JPMorgan Chase & Co.	2.350%	1/28/19	10,225	10,303
JPMorgan Chase & Co.	1.850%	3/22/19	14,870	14,818
JPMorgan Chase & Co.	6.300%	4/23/19	25,200	27,485
JPMorgan Chase & Co.	2.200%	10/22/19	4,111	4,127
JPMorgan Chase & Co.	2.250%	1/23/20	51,470	51,343
JPMorgan Chase & Co.	2.750%	6/23/20	54,378	54,801
JPMorgan Chase & Co.	4.400%	7/22/20	5,053	5,364
JPMorgan Chase & Co.	4.250%	10/15/20	14,915	15,748
JPMorgan Chase & Co.	2.550%	10/29/20	25,837	25,870
JPMorgan Chase & Co.	2.550%	3/1/21	18,378	18,274
JPMorgan Chase & Co.	4.625%	5/10/21	3,718	3,998
JPMorgan Chase & Co.	2.400%	6/7/21	8,080	7,998
JPMorgan Chase & Co.	2.295%	8/15/21	18,198	17,846
JPMorgan Chase & Co.	4.350%	8/15/21	25,509	27,192
JPMorgan Chase & Co.	4.500%	1/24/22	28,982	31,183
JPMorgan Chase & Co.	3.250%	9/23/22	19,085	19,289

33

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	2.972%	1/15/23	22,050	21,950
JPMorgan Chase & Co.	3.200%	1/25/23	40,247	40,556
JPMorgan Chase & Co.	3.375%	5/1/23	24,599	24,508
JPMorgan Chase & Co.	2.700%	5/18/23	17,776	17,312
JPMorgan Chase & Co.	3.875%	2/1/24	19,210	19,889
JPMorgan Chase & Co.	3.625%	5/13/24	46,216	46,827
JPMorgan Chase & Co.	3.875%	9/10/24	35,372	35,687
JPMorgan Chase & Co.	3.125%	1/23/25	27,245	26,534
JPMorgan Chase & Co.	3.900%	7/15/25	26,049	26,773
JPMorgan Chase & Co.	3.300%	4/1/26	51,421	50,455
JPMorgan Chase & Co.	3.200%	6/15/26	25,575	24,862
JPMorgan Chase & Co.	2.950%	10/1/26	33,925	32,342
JPMorgan Chase & Co.	4.125%	12/15/26	28,268	28,741
JPMorgan Chase & Co.	4.250%	10/1/27	15,907	16,279
JPMorgan Chase & Co.	3.625%	12/1/27	14,600	14,107
JPMorgan Chase & Co.	6.400%	5/15/38	25,117	32,473
JPMorgan Chase & Co.	5.500%	10/15/40	35,357	41,507
JPMorgan Chase & Co.	5.600%	7/15/41	11,645	13,942
JPMorgan Chase & Co.	5.400%	1/6/42	7,874	9,218
JPMorgan Chase & Co.	5.625%	8/16/43	7,010	8,045
JPMorgan Chase & Co.	4.850%	2/1/44	1,925	2,126
JPMorgan Chase & Co.	4.950%	6/1/45	10,800	11,517
JPMorgan Chase Bank NA	6.000%	10/1/17	21,265	21,950
JPMorgan Chase Bank NA	1.450%	9/21/18	2,090	2,082
JPMorgan Chase Bank NA	1.650%	9/23/19	14,625	14,478
KeyBank NA	1.650%	2/1/18	19,965	19,958
KeyBank NA	1.700%	6/1/18	5,000	4,999
KeyBank NA	2.350%	3/8/19	8,650	8,706
KeyBank NA	2.500%	12/15/19	3,500	3,533
KeyBank NA	2.250%	3/16/20	1,250	1,243
KeyBank NA	2.500%	11/22/21	3,200	3,179
KeyBank NA	3.300%	6/1/25	6,125	6,076
KeyBank NA	3.400%	5/20/26	12,750	12,361
5 KeyBank NA	3.180%	10/15/27	500	505
KeyBank NA	6.950%	2/1/28	1,290	1,582
KeyCorp	5.100%	3/24/21	9,200	10,031
Lloyds Bank plc	2.300%	11/27/18	9,350	9,399
Lloyds Bank plc	2.050%	1/22/19	3,775	3,762
Lloyds Bank plc	2.700%	8/17/20	7,200	7,242
Lloyds Bank plc	6.375%	1/21/21	11,050	12,591
Lloyds Banking Group plc	4.500%	11/4/24	6,975	7,067
Lloyds Banking Group plc	4.582%	12/10/25	36,850	37,070
Lloyds Banking Group plc	4.650%	3/24/26	15,500	15,661
Lloyds Banking Group plc	5.300%	12/1/45	2,400	2,467
Manufacturers & Traders Trust Co.	2.300%	1/30/19	28,700	28,832
Manufacturers & Traders Trust Co.	2.250%	7/25/19	8,000	8,065
Manufacturers & Traders Trust Co.	2.100%	2/6/20	14,000	13,923
Manufacturers & Traders Trust Co.	2.900%	2/6/25	7,575	7,372
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	36,081	36,107
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	30,250	29,326
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	2,500	2,404
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	32,150	32,923
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	9,325	8,745
Morgan Stanley	5.550%	4/27/17	11,870	12,029
Morgan Stanley	5.950%	12/28/17	21,075	21,937
Morgan Stanley	1.875%	1/5/18	16,221	16,247
Morgan Stanley	6.625%	4/1/18	38,385	40,543
Morgan Stanley	2.125%	4/25/18	31,495	31,620
Morgan Stanley	2.200%	12/7/18	2,000	2,007
Morgan Stanley	2.500%	1/24/19	31,822	32,069
Morgan Stanley	2.450%	2/1/19	17,500	17,602
Morgan Stanley	7.300%	5/13/19	38,539	42,939
Morgan Stanley	2.375%	7/23/19	20,053	20,109
Morgan Stanley	5.625%	9/23/19	34,225	37,033

	34

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Morgan Stanley	5.500%	1/26/20	10,414	11,288
Morgan Stanley	2.650%	1/27/20	22,774	22,871
Morgan Stanley	2.800%	6/16/20	17,987	18,090
Morgan Stanley	5.500%	7/24/20	3,045	3,324
Morgan Stanley	5.750%	1/25/21	21,000	23,254
Morgan Stanley	2.500%	4/21/21	4,620	4,565
Morgan Stanley	5.500%	7/28/21	11,980	13,273
Morgan Stanley	2.625%	11/17/21	47,600	46,894
Morgan Stanley	4.875%	11/1/22	20,795	22,272
Morgan Stanley	3.750%	2/25/23	36,760	37,630
Morgan Stanley	4.100%	5/22/23	20,730	21,256
Morgan Stanley	3.875%	4/29/24	43,010	43,986
Morgan Stanley	3.700%	10/23/24	45,034	45,489
Morgan Stanley	4.000%	7/23/25	42,868	43,740
Morgan Stanley	5.000%	11/24/25	23,914	25,521
Morgan Stanley	3.875%	1/27/26	37,975	38,250
Morgan Stanley	3.125%	7/27/26	31,650	30,024
Morgan Stanley	6.250%	8/9/26	11,326	13,509
Morgan Stanley	4.350%	9/8/26	34,049	34,695
Morgan Stanley	3.950%	4/23/27	15,725	15,541
Morgan Stanley	7.250%	4/1/32	7,457	10,077
Morgan Stanley	6.375%	7/24/42	18,377	23,473
Morgan Stanley	4.300%	1/27/45	19,864	19,667
MUFG Americas Holdings Corp.	1.625%	2/9/18	4,800	4,781
MUFG Americas Holdings Corp.	2.250%	2/10/20	10,850	10,727
MUFG Americas Holdings Corp.	3.500%	6/18/22	11,410	11,652
MUFG Americas Holdings Corp.	3.000%	2/10/25	7,000	6,721
MUFG Union Bank NA	2.625%	9/26/18	17,575	17,768
MUFG Union Bank NA	2.250%	5/6/19	4,925	4,934
National Australia Bank Ltd.	2.750%	3/9/17	4,095	4,106
National Australia Bank Ltd.	2.300%	7/25/18	11,200	11,288
National Australia Bank Ltd.	2.000%	1/14/19	4,650	4,652
National Australia Bank Ltd.	1.375%	7/12/19	9,500	9,327
National Australia Bank Ltd.	2.625%	1/14/21	10,095	10,078
National Australia Bank Ltd.	1.875%	7/12/21	9,500	9,184
National Australia Bank Ltd.	3.000%	1/20/23	5,050	5,025
National Australia Bank Ltd.	3.375%	1/14/26	2,250	2,242
National Australia Bank Ltd.	2.500%	7/12/26	19,975	18,462
National Bank of Canada	1.450%	11/7/17	8,250	8,245
National Bank of Canada	2.100%	12/14/18	1,100	1,104
National City Corp.	6.875%	5/15/19	1,640	1,796
Northern Trust Co.	6.500%	8/15/18	1,625	1,745
Northern Trust Corp.	3.450%	11/4/20	7,820	8,161
Northern Trust Corp.	3.375%	8/23/21	2,043	2,123
Northern Trust Corp.	2.375%	8/2/22	6,300	6,206
Northern Trust Corp.	3.950%	10/30/25	8,475	8,880
People's United Bank NA	4.000%	7/15/24	3,850	3,789
People's United Financial Inc.	3.650%	12/6/22	4,650	4,659
PNC Bank NA	1.500%	2/23/18	2,425	2,423
PNC Bank NA	1.600%	6/1/18	8,000	7,985
PNC Bank NA	1.850%	7/20/18	4,500	4,509
PNC Bank NA	1.800%	11/5/18	10,525	10,535
PNC Bank NA	1.700%	12/7/18	5,800	5,790
PNC Bank NA	1.950%	3/4/19	4,750	4,756
PNC Bank NA	2.250%	7/2/19	5,475	5,508
PNC Bank NA	1.450%	7/29/19	7,500	7,391
PNC Bank NA	2.400%	10/18/19	21,695	21,892
PNC Bank NA	2.300%	6/1/20	10,905	10,893
PNC Bank NA	2.600%	7/21/20	5,320	5,357
PNC Bank NA	2.450%	11/5/20	9,710	9,723
PNC Bank NA	2.150%	4/29/21	21,875	21,560
PNC Bank NA	2.550%	12/9/21	5,800	5,791
PNC Bank NA	2.700%	11/1/22	7,317	7,183
PNC Bank NA	2.950%	1/30/23	10,077	9,994

35

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PNC Bank NA	3.800%	7/25/23	15,675	16,208
PNC Bank NA	3.300%	10/30/24	8,375	8,421
PNC Bank NA	2.950%	2/23/25	8,425	8,240
PNC Bank NA	3.250%	6/1/25	9,075	9,049
PNC Financial Services Group Inc.	2.854%	11/9/22	14,450	14,334
PNC Financial Services Group Inc.	3.900%	4/29/24	20,635	21,043
PNC Funding Corp.	6.700%	6/10/19	6,479	7,193
PNC Funding Corp.	5.125%	2/8/20	11,853	12,826
PNC Funding Corp.	4.375%	8/11/20	19,200	20,395
PNC Funding Corp.	3.300%	3/8/22	10,781	11,073
Regions Bank	7.500%	5/15/18	2,546	2,731
Regions Bank	6.450%	6/26/37	3,371	3,734
Regions Financial Corp.	3.200%	2/8/21	2,500	2,539
Regions Financial Corp.	7.375%	12/10/37	3,755	4,591
Royal Bank of Canada	1.250%	6/16/17	18,750	18,747
Royal Bank of Canada	1.500%	1/16/18	639	641
Royal Bank of Canada	2.200%	7/27/18	20,838	20,983
Royal Bank of Canada	1.800%	7/30/18	16,680	16,736
Royal Bank of Canada	2.000%	12/10/18	9,300	9,322
Royal Bank of Canada	2.150%	3/15/19	1,000	1,003
Royal Bank of Canada	1.625%	4/15/19	2,825	2,805
Royal Bank of Canada	1.500%	7/29/19	11,100	10,952
Royal Bank of Canada	2.350%	10/30/20	23,750	23,705
Royal Bank of Canada	2.500%	1/19/21	18,033	18,039
Royal Bank of Canada	4.650%	1/27/26	9,830	10,450
Royal Bank of Scotland Group plc	3.875%	9/12/23	37,200	35,682
Royal Bank of Scotland Group plc	4.800%	4/5/26	4,375	4,355
Santander Bank NA	8.750%	5/30/18	820	884
Santander Holdings USA Inc.	3.450%	8/27/18	8,972	9,087
Santander Holdings USA Inc.	2.700%	5/24/19	23,990	23,972
Santander Holdings USA Inc.	2.650%	4/17/20	4,750	4,676
Santander Holdings USA Inc.	4.500%	7/17/25	5,325	5,280
Santander Issuances SAU	5.179%	11/19/25	23,600	23,747
Santander UK Group Holdings plc	2.875%	10/16/20	14,450	14,314
Santander UK Group Holdings plc	3.125%	1/8/21	13,500	13,477
Santander UK Group Holdings plc	2.875%	8/5/21	11,375	11,247
Santander UK plc	1.375%	3/13/17	9,333	9,332
Santander UK plc	3.050%	8/23/18	8,275	8,401
Santander UK plc	2.000%	8/24/18	10,595	10,586
Santander UK plc	2.500%	3/14/19	21,750	21,841
Santander UK plc	2.350%	9/10/19	7,985	7,989
Santander UK plc	2.375%	3/16/20	3,525	3,492
Santander UK plc	4.000%	3/13/24	17,850	18,527
Skandinaviska Enskilda Banken AB	2.625%	3/15/21	15,000	14,990
Skandinaviska Enskilda Banken AB	1.875%	9/13/21	30,900	29,836
Societe Generale SA	2.625%	10/1/18	14,000	14,162
State Street Bank & Trust Co.	5.250%	10/15/18	275	291
State Street Corp.	4.956%	3/15/18	5,436	5,586
State Street Corp.	1.350%	5/15/18	9,175	9,149
State Street Corp.	4.375%	3/7/21	700	754
State Street Corp.	1.950%	5/19/21	7,175	7,011
State Street Corp.	3.100%	5/15/23	9,129	9,139
State Street Corp.	3.700%	11/20/23	6,291	6,563
State Street Corp.	3.300%	12/16/24	7,600	7,664
State Street Corp.	3.550%	8/18/25	21,237	21,632
State Street Corp.	2.650%	5/19/26	7,375	6,997
Sumitomo Mitsui Banking Corp.	1.300%	1/10/17	4,275	4,275
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	3,825	3,855
Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	6,625	6,619
Sumitomo Mitsui Banking Corp.	1.762%	10/19/18	3,950	3,932
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	6,825	6,862
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	3,850	3,847
Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	200	199
Sumitomo Mitsui Banking Corp.	2.650%	7/23/20	4,700	4,692

36

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	3,250	3,216
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	5,025	5,060
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	550	544
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	9,998	10,437
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	9,850	10,261
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	14,050	14,143
Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	3,100	3,152
Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	13,135	13,178
Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	13,075	12,643
Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	10,500	10,318
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	12,562	12,820
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	40,385	37,380
Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	6,250	5,963
SunTrust Bank	7.250%	3/15/18	950	1,008
SunTrust Bank	2.750%	5/1/23	6,600	6,405
SunTrust Bank	3.300%	5/15/26	7,025	6,777
SunTrust Banks Inc.	2.500%	5/1/19	4,040	4,074
SunTrust Banks Inc.	2.900%	3/3/21	4,525	4,576
SunTrust Banks Inc.	2.700%	1/27/22	12,675	12,672
SVB Financial Group	3.500%	1/29/25	4,050	3,890
Svenska Handelsbanken AB	1.625%	3/21/18	4,700	4,695
Svenska Handelsbanken AB	2.500%	1/25/19	9,775	9,876
Svenska Handelsbanken AB	2.250%	6/17/19	13,680	13,722
Svenska Handelsbanken AB	1.500%	9/6/19	24,725	24,302
Svenska Handelsbanken AB	2.400%	10/1/20	4,600	4,574
Svenska Handelsbanken AB	2.450%	3/30/21	8,975	8,903
Svenska Handelsbanken AB	1.875%	9/7/21	8,500	8,234
Synchrony Financial	2.600%	1/15/19	12,600	12,654
Synchrony Financial	3.000%	8/15/19	5,024	5,087
Synchrony Financial	2.700%	2/3/20	7,345	7,320
Synchrony Financial	3.750%	8/15/21	6,263	6,435
Synchrony Financial	4.250%	8/15/24	29,691	30,212
Synchrony Financial	4.500%	7/23/25	15,450	15,836
Synchrony Financial	3.700%	8/4/26	7,125	6,846
Toronto-Dominion Bank	1.625%	3/13/18	34,675	34,716
Toronto-Dominion Bank	1.400%	4/30/18	27,452	27,400
Toronto-Dominion Bank	1.750%	7/23/18	6,000	6,003
Toronto-Dominion Bank	2.625%	9/10/18	30,226	30,675
Toronto-Dominion Bank	2.125%	7/2/19	3,500	3,509
Toronto-Dominion Bank	1.450%	8/13/19	10,000	9,852
Toronto-Dominion Bank	2.250%	11/5/19	27,797	27,930
Toronto-Dominion Bank	2.500%	12/14/20	8,900	8,926
Toronto-Dominion Bank	2.125%	4/7/21	17,585	17,306
Toronto-Dominion Bank	1.800%	7/13/21	10,250	9,928
5 Toronto-Dominion Bank	3.625%	9/15/31	350	345
UBS AG	1.375%	6/1/17	13,200	13,204
UBS AG	1.800%	3/26/18	28,475	28,477
UBS AG	5.750%	4/25/18	2,092	2,196
UBS AG	2.375%	8/14/19	9,573	9,612
UBS AG	2.350%	3/26/20	3,840	3,823
UBS AG	4.875%	8/4/20	2,510	2,707
US Bancorp	1.650%	5/15/17	4,300	4,306
US Bancorp	1.950%	11/15/18	7,900	7,937
US Bancorp	2.200%	4/25/19	15,805	15,939
US Bancorp	2.350%	1/29/21	9,182	9,177
US Bancorp	4.125%	5/24/21	7,185	7,697
US Bancorp	3.000%	3/15/22	2,240	2,276
US Bancorp	2.950%	7/15/22	16,524	16,571
US Bancorp	3.600%	9/11/24	2,175	2,216
US Bancorp	3.100%	4/27/26	6,000	5,825
US Bancorp	2.375%	7/22/26	11,000	10,156
US Bank NA	1.350%	1/26/18	12,600	12,584
US Bank NA	1.450%	1/29/18	12,700	12,686
US Bank NA	1.400%	4/26/19	8,500	8,414

	37

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
US Bank NA	2.125%	10/28/19	14,500	14,545
US Bank NA	2.800%	1/27/25	16,400	15,949
Wachovia Bank NA	5.850%	2/1/37	16,351	19,077
Wachovia Corp.	5.750%	2/1/18	9,665	10,071
Wachovia Corp.	6.605%	10/1/25	3,175	3,663
Wachovia Corp.	5.500%	8/1/35	13,800	15,245
Wachovia Corp.	6.550%	10/15/35	7,625	9,187
Wells Fargo & Co.	5.625%	12/11/17	33,870	35,119
Wells Fargo & Co.	1.500%	1/16/18	3,562	3,557
Wells Fargo & Co.	2.150%	1/15/19	5,810	5,851
Wells Fargo & Co.	2.125%	4/22/19	2,126	2,130
Wells Fargo & Co.	2.150%	1/30/20	6,319	6,287
Wells Fargo & Co.	2.600%	7/22/20	33,294	33,480
Wells Fargo & Co.	2.550%	12/7/20	18,000	17,977
Wells Fargo & Co.	3.000%	1/22/21	13,070	13,247
Wells Fargo & Co.	2.500%	3/4/21	22,275	22,079
Wells Fargo & Co.	4.600%	4/1/21	20,769	22,301
Wells Fargo & Co.	2.100%	7/26/21	58,525	56,871
Wells Fargo & Co.	3.500%	3/8/22	22,690	23,313
Wells Fargo & Co.	3.450%	2/13/23	16,648	16,748
Wells Fargo & Co.	4.125%	8/15/23	14,214	14,692
Wells Fargo & Co.	4.480%	1/16/24	11,007	11,576
Wells Fargo & Co.	3.300%	9/9/24	21,325	21,125
Wells Fargo & Co.	3.000%	2/19/25	18,965	18,170
Wells Fargo & Co.	3.550%	9/29/25	15,900	15,805
Wells Fargo & Co.	3.000%	4/22/26	27,550	26,107
Wells Fargo & Co.	4.100%	6/3/26	41,706	42,226
Wells Fargo & Co.	3.000%	10/23/26	33,700	31,988
Wells Fargo & Co.	4.300%	7/22/27	23,428	24,069
Wells Fargo & Co.	5.375%	2/7/35	13,150	14,858
Wells Fargo & Co.	5.375%	11/2/43	17,166	18,917
Wells Fargo & Co.	5.606%	1/15/44	9,065	10,192
Wells Fargo & Co.	4.650%	11/4/44	15,165	14,928
Wells Fargo & Co.	3.900%	5/1/45	25,125	23,520
Wells Fargo & Co.	4.900%	11/17/45	28,195	28,758
Wells Fargo & Co.	4.400%	6/14/46	15,700	14,949
Wells Fargo & Co.	4.750%	12/7/46	14,200	14,332
Wells Fargo Bank NA	1.650%	1/22/18	9,250	9,250
Wells Fargo Bank NA	1.800%	11/28/18	12,000	11,983
Wells Fargo Bank NA	1.750%	5/24/19	42,850	42,609
Wells Fargo Bank NA	2.150%	12/6/19	25,000	24,886
Wells Fargo Bank NA	5.950%	8/26/36	10,653	12,451
Wells Fargo Bank NA	6.600%	1/15/38	10,140	12,964
5 Wells Fargo Capital X	5.950%	12/1/86	3,907	4,063
Westpac Banking Corp.	1.600%	1/12/18	11,200	11,188
Westpac Banking Corp.	1.550%	5/25/18	500	499
Westpac Banking Corp.	2.250%	7/30/18	17,100	17,212
Westpac Banking Corp.	1.950%	11/23/18	9,800	9,815
Westpac Banking Corp.	2.250%	1/17/19	11,980	12,029
Westpac Banking Corp.	1.650%	5/13/19	10,200	10,101
Westpac Banking Corp.	1.600%	8/19/19	11,000	10,868
Westpac Banking Corp.	4.875%	11/19/19	17,404	18,651
Westpac Banking Corp.	2.300%	5/26/20	13,100	13,028
Westpac Banking Corp.	2.600%	11/23/20	21,465	21,480
Westpac Banking Corp.	2.100%	5/13/21	39,650	38,741
Westpac Banking Corp.	2.000%	8/19/21	16,200	15,696
Westpac Banking Corp.	2.850%	5/13/26	23,225	22,190
Westpac Banking Corp.	2.700%	8/19/26	18,675	17,610
5 Westpac Banking Corp.	4.322%	11/23/31	21,500	21,483
Brokerage (0.2%)
Affiliated Managers Group Inc.	4.250%	2/15/24	8,625	8,688
Affiliated Managers Group Inc.	3.500%	8/1/25	10,650	10,133
Ameriprise Financial Inc.	7.300%	6/28/19	2,227	2,501

	38

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ameriprise Financial Inc.	5.300%	3/15/20	3,942	4,265
Ameriprise Financial Inc.	4.000%	10/15/23	10,160	10,595
Ameriprise Financial Inc.	3.700%	10/15/24	5,230	5,336
Apollo Investment Corp.	5.250%	3/3/25	2,475	2,427
8 Apollo Management Holdings LP	4.400%	5/27/26	150	149
BGC Partners Inc.	5.375%	12/9/19	500	520
BGC Partners Inc.	5.125%	5/27/21	2,625	2,664
BlackRock Inc.	5.000%	12/10/19	7,598	8,250
BlackRock Inc.	4.250%	5/24/21	6,540	7,045
BlackRock Inc.	3.375%	6/1/22	10,875	11,234
BlackRock Inc.	3.500%	3/18/24	16,800	17,307
Brookfield Asset Management Inc.	4.000%	1/15/25	6,695	6,511
Brookfield Asset Management Inc.	7.375%	3/1/33	2,215	2,626
Brookfield Finance Inc.	4.250%	6/2/26	2,300	2,288
Charles Schwab Corp.	4.450%	7/22/20	10,525	11,279
Charles Schwab Corp.	3.225%	9/1/22	4,005	4,063
Charles Schwab Corp.	3.450%	2/13/26	3,425	3,462
CME Group Inc.	3.000%	9/15/22	7,845	8,016
CME Group Inc.	3.000%	3/15/25	4,769	4,735
CME Group Inc.	5.300%	9/15/43	7,220	8,345
E*TRADE Financial Corp.	5.375%	11/15/22	5,065	5,363
Eaton Vance Corp.	3.625%	6/15/23	1,900	1,924
8 FMR LLC	7.490%	6/15/19	800	890
Franklin Resources Inc.	4.625%	5/20/20	1,550	1,659
Franklin Resources Inc.	2.800%	9/15/22	10,550	10,592
Franklin Resources Inc.	2.850%	3/30/25	1,885	1,828
Intercontinental Exchange Inc.	2.500%	10/15/18	4,745	4,806
Intercontinental Exchange Inc.	2.750%	12/1/20	12,060	12,183
Intercontinental Exchange Inc.	4.000%	10/15/23	16,071	16,789
Intercontinental Exchange Inc.	3.750%	12/1/25	9,960	10,164
Invesco Finance plc	3.125%	11/30/22	7,000	7,047
Invesco Finance plc	4.000%	1/30/24	4,253	4,417
Invesco Finance plc	3.750%	1/15/26	1,940	1,958
Invesco Finance plc	5.375%	11/30/43	10,960	11,901
Janus Capital Group Inc.	4.875%	8/1/25	3,950	4,037
Jefferies Group LLC	5.125%	4/13/18	6,020	6,215
Jefferies Group LLC	8.500%	7/15/19	2,132	2,422
Jefferies Group LLC	6.875%	4/15/21	12,400	14,115
Jefferies Group LLC	5.125%	1/20/23	1,305	1,348
Jefferies Group LLC	6.450%	6/8/27	2,475	2,717
Jefferies Group LLC	6.250%	1/15/36	3,325	3,369
Jefferies Group LLC	6.500%	1/20/43	5,525	5,686
8 KKR Group Finance Co. III LLC	5.125%	6/1/44	5	5
Lazard Group LLC	3.750%	2/13/25	125	122
Lazard Group LLC	3.625%	3/1/27	7,000	6,659
Legg Mason Inc.	2.700%	7/15/19	950	956
Legg Mason Inc.	3.950%	7/15/24	1,775	1,782
Legg Mason Inc.	4.750%	3/15/26	3,400	3,494
Legg Mason Inc.	5.625%	1/15/44	7,270	7,115
Leucadia National Corp.	5.500%	10/18/23	4,150	4,383
Leucadia National Corp.	6.625%	10/23/43	2,815	2,764
Nasdaq Inc.	5.550%	1/15/20	10,175	10,977
Nasdaq Inc.	3.850%	6/30/26	2,300	2,277
Nomura Holdings Inc.	2.750%	3/19/19	22,344	22,553
Nomura Holdings Inc.	6.700%	3/4/20	7,880	8,814
OM Asset Management plc	4.800%	7/27/26	7,000	6,629
Raymond James Financial Inc.	4.950%	7/15/46	3,525	3,326
Stifel Financial Corp.	4.250%	7/18/24	10,075	9,972
TD Ameritrade Holding Corp.	5.600%	12/1/19	2,400	2,635
TD Ameritrade Holding Corp.	2.950%	4/1/22	11,050	11,144
TD Ameritrade Holding Corp.	3.625%	4/1/25	6,200	6,286

	39

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Finance Companies (0.3%)
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	3.750%	5/15/19	12,157	12,385
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	4.250%	7/1/20	12,117	12,481
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	4.625%	10/30/20	9,811	10,228
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	4.500%	5/15/21	10,635	10,981
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	5.000%	10/1/21	18,705	19,827
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	3.950%	2/1/22	13,175	13,307
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	4.625%	7/1/22	6,565	6,762
Air Lease Corp.	2.125%	1/15/18	4,500	4,500
Air Lease Corp.	2.625%	9/4/18	700	703
Air Lease Corp.	3.375%	1/15/19	26,685	27,085
Air Lease Corp.	2.125%	1/15/20	2,850	2,797
Air Lease Corp.	4.750%	3/1/20	11,700	12,373
Air Lease Corp.	3.875%	4/1/21	4,245	4,378
Air Lease Corp.	3.375%	6/1/21	450	454
Air Lease Corp.	3.750%	2/1/22	4,425	4,541
Ares Capital Corp.	4.875%	11/30/18	9,500	9,838
Ares Capital Corp.	3.875%	1/15/20	1,800	1,823
FS Investment Corp.	4.000%	7/15/19	3,775	3,779
FS Investment Corp.	4.250%	1/15/20	2,150	2,158
FS Investment Corp.	4.750%	5/15/22	2,250	2,228
GATX Corp.	2.375%	7/30/18	7,060	7,090
GATX Corp.	2.500%	3/15/19	1,075	1,076
GATX Corp.	2.500%	7/30/19	2,500	2,502
GATX Corp.	4.850%	6/1/21	125	135
GATX Corp.	4.750%	6/15/22	4,900	5,245
GATX Corp.	3.250%	3/30/25	4,970	4,768
GATX Corp.	3.250%	9/15/26	3,100	2,931
GATX Corp.	5.200%	3/15/44	875	864
GATX Corp.	4.500%	3/30/45	1,952	1,762
GE Capital International Funding Co.	2.342%	11/15/20	105,236	105,110
GE Capital International Funding Co.	3.373%	11/15/25	22,149	22,442
GE Capital International Funding Co.	4.418%	11/15/35	119,352	124,914
HSBC Finance Corp.	6.676%	1/15/21	38,944	43,749
International Lease Finance Corp.	3.875%	4/15/18	6,040	6,153
8 International Lease Finance Corp.	7.125%	9/1/18	13,897	14,991
International Lease Finance Corp.	5.875%	4/1/19	7,187	7,645
International Lease Finance Corp.	6.250%	5/15/19	9,840	10,553
International Lease Finance Corp.	8.250%	12/15/20	13,655	15,908
International Lease Finance Corp.	4.625%	4/15/21	5,745	5,953
International Lease Finance Corp.	8.625%	1/15/22	6,510	7,820
International Lease Finance Corp.	5.875%	8/15/22	8,881	9,625
Prospect Capital Corp.	5.000%	7/15/19	3,625	3,648
Prospect Capital Corp.	5.875%	3/15/23	1,860	1,877
Insurance (1.3%)
ACE Capital Trust II	9.700%	4/1/30	1,689	2,481
AEGON Funding Co. LLC	5.750%	12/15/20	12,100	13,351
Aetna Inc.	1.700%	6/7/18	17,090	17,072
Aetna Inc.	2.200%	3/15/19	3,580	3,593
Aetna Inc.	1.900%	6/7/19	20,335	20,286
Aetna Inc.	4.125%	6/1/21	375	397
Aetna Inc.	2.400%	6/15/21	12,325	12,235
Aetna Inc.	2.750%	11/15/22	9,300	9,120
Aetna Inc.	2.800%	6/15/23	6,475	6,368
Aetna Inc.	3.500%	11/15/24	9,501	9,631
Aetna Inc.	3.200%	6/15/26	33,220	32,819

	40

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Aetna Inc.	4.250%	6/15/36	13,065	13,079
Aetna Inc.	6.625%	6/15/36	8,686	10,993
Aetna Inc.	6.750%	12/15/37	3,207	4,147
Aetna Inc.	4.500%	5/15/42	4,712	4,647
Aetna Inc.	4.125%	11/15/42	1,903	1,802
Aetna Inc.	4.750%	3/15/44	3,600	3,780
Aetna Inc.	4.375%	6/15/46	29,123	29,091
Aflac Inc.	2.400%	3/16/20	12,856	12,913
Aflac Inc.	4.000%	2/15/22	1,150	1,214
Aflac Inc.	3.625%	6/15/23	5,015	5,183
Aflac Inc.	2.875%	10/15/26	6,100	5,825
Aflac Inc.	6.450%	8/15/40	1,294	1,697
Aflac Inc.	4.000%	10/15/46	2,550	2,430
Alleghany Corp.	5.625%	9/15/20	3,450	3,711
Alleghany Corp.	4.950%	6/27/22	4,120	4,464
Alleghany Corp.	4.900%	9/15/44	7,927	7,634
Allied World Assurance Co. Holdings Ltd.	5.500%	11/15/20	1,850	2,003
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	32,026	31,935
Allstate Corp.	7.450%	5/16/19	500	562
Allstate Corp.	3.150%	6/15/23	9,650	9,779
Allstate Corp.	3.280%	12/15/26	4,000	4,007
Allstate Corp.	5.350%	6/1/33	1,579	1,809
Allstate Corp.	5.550%	5/9/35	2,906	3,416
Allstate Corp.	5.950%	4/1/36	28	34
Allstate Corp.	4.500%	6/15/43	6,237	6,615
Allstate Corp.	4.200%	12/15/46	6,800	6,938
5 Allstate Corp.	5.750%	8/15/53	3,420	3,540
5 Allstate Corp.	6.500%	5/15/67	4,290	4,864
Alterra Finance LLC	6.250%	9/30/20	2,235	2,488
American Financial Group Inc.	9.875%	6/15/19	8,004	9,380
American Financial Group Inc.	3.500%	8/15/26	2,200	2,115
American International Group Inc.	5.850%	1/16/18	16,881	17,600
American International Group Inc.	2.300%	7/16/19	12,441	12,498
American International Group Inc.	3.375%	8/15/20	15,175	15,597
American International Group Inc.	6.400%	12/15/20	27,513	31,304
American International Group Inc.	4.875%	6/1/22	13,923	15,148
American International Group Inc.	4.125%	2/15/24	14,215	14,742
American International Group Inc.	3.750%	7/10/25	2,575	2,586
American International Group Inc.	3.900%	4/1/26	3,570	3,623
American International Group Inc.	3.875%	1/15/35	10,060	9,405
American International Group Inc.	4.700%	7/10/35	4,795	4,932
American International Group Inc.	6.250%	5/1/36	9,120	10,835
American International Group Inc.	4.500%	7/16/44	25,673	25,347
American International Group Inc.	4.800%	7/10/45	1,765	1,832
American International Group Inc.	4.375%	1/15/55	9,905	9,057
5 American International Group Inc.	8.175%	5/15/68	5,875	7,417
Anthem Inc.	1.875%	1/15/18	9,743	9,751
Anthem Inc.	7.000%	2/15/19	875	959
Anthem Inc.	2.250%	8/15/19	5,595	5,569
Anthem Inc.	4.350%	8/15/20	6,475	6,825
Anthem Inc.	3.700%	8/15/21	6,125	6,331
Anthem Inc.	3.125%	5/15/22	7,340	7,308
Anthem Inc.	3.300%	1/15/23	13,695	13,658
Anthem Inc.	3.500%	8/15/24	10,759	10,688
Anthem Inc.	5.950%	12/15/34	7,525	8,576
Anthem Inc.	5.850%	1/15/36	6,885	7,723
Anthem Inc.	6.375%	6/15/37	6,403	7,687
Anthem Inc.	4.625%	5/15/42	13,037	13,062
Anthem Inc.	4.650%	1/15/43	11,773	11,805
Anthem Inc.	5.100%	1/15/44	4,925	5,239
Anthem Inc.	4.650%	8/15/44	1,150	1,162
Anthem Inc.	4.850%	8/15/54	3,550	3,604
Aon Corp.	5.000%	9/30/20	6,235	6,690
Aon Corp.	8.205%	1/1/27	1,319	1,685

	41

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Aon Corp.	6.250%	9/30/40	3,600	4,345
Aon plc	2.800%	3/15/21	13,425	13,408
Aon plc	3.500%	6/14/24	6,250	6,258
Aon plc	3.875%	12/15/25	6,425	6,530
Aon plc	4.450%	5/24/43	2,075	1,993
Aon plc	4.600%	6/14/44	6,900	6,791
Aon plc	4.750%	5/15/45	2,802	2,827
Arch Capital Finance LLC	4.011%	12/15/26	4,375	4,433
Arch Capital Finance LLC	5.031%	12/15/46	6,000	6,276
Arch Capital Group Ltd.	7.350%	5/1/34	4,510	5,857
Arch Capital Group US Inc.	5.144%	11/1/43	625	659
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	5,325	5,789
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	11,065	11,339
Assurant Inc.	4.000%	3/15/23	7,925	7,972
Assurant Inc.	6.750%	2/15/34	6,000	7,212
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	600	633
AXA SA	8.600%	12/15/30	14,916	20,537
AXIS Specialty Finance LLC	5.875%	6/1/20	11,775	12,941
AXIS Specialty Finance plc	2.650%	4/1/19	1,000	1,008
AXIS Specialty Finance plc	5.150%	4/1/45	1,375	1,358
Berkshire Hathaway Finance Corp.	1.450%	3/7/18	10,950	10,958
Berkshire Hathaway Finance Corp.	1.300%	5/15/18	12,350	12,318
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	5,035	5,325
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	5,909	5,956
Berkshire Hathaway Finance Corp.	1.700%	3/15/19	10,650	10,643
Berkshire Hathaway Finance Corp.	1.300%	8/15/19	500	494
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	14,846	15,169
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	3,020	3,236
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	16,850	17,148
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	7,940	9,729
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	4,725	4,946
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	4,775	4,903
Berkshire Hathaway Inc.	1.550%	2/9/18	1,699	1,702
Berkshire Hathaway Inc.	1.150%	8/15/18	2,300	2,288
Berkshire Hathaway Inc.	2.100%	8/14/19	10,525	10,615
Berkshire Hathaway Inc.	2.200%	3/15/21	5,466	5,437
Berkshire Hathaway Inc.	3.750%	8/15/21	2,945	3,122
Berkshire Hathaway Inc.	3.400%	1/31/22	350	364
Berkshire Hathaway Inc.	3.000%	2/11/23	3,806	3,836
Berkshire Hathaway Inc.	2.750%	3/15/23	24,030	23,941
Berkshire Hathaway Inc.	3.125%	3/15/26	41,300	40,957
Berkshire Hathaway Inc.	4.500%	2/11/43	9,984	10,617
Brown & Brown Inc.	4.200%	9/15/24	8,215	8,323
Chubb Corp.	5.750%	5/15/18	6,135	6,473
Chubb Corp.	6.000%	5/11/37	4,950	6,136
Chubb Corp.	6.500%	5/15/38	2,140	2,847
Chubb INA Holdings Inc.	5.800%	3/15/18	1,956	2,053
Chubb INA Holdings Inc.	5.900%	6/15/19	2,775	3,025
Chubb INA Holdings Inc.	2.300%	11/3/20	7,000	6,989
Chubb INA Holdings Inc.	2.875%	11/3/22	19,692	19,777
Chubb INA Holdings Inc.	2.700%	3/13/23	8,648	8,551
Chubb INA Holdings Inc.	3.350%	5/15/24	4,999	5,074
Chubb INA Holdings Inc.	3.150%	3/15/25	7,106	7,080
Chubb INA Holdings Inc.	3.350%	5/3/26	13,625	13,767
Chubb INA Holdings Inc.	6.700%	5/15/36	690	913
Chubb INA Holdings Inc.	4.150%	3/13/43	4,733	4,747
Chubb INA Holdings Inc.	4.350%	11/3/45	14,175	14,915
Cigna Corp.	5.125%	6/15/20	8,289	8,911
Cigna Corp.	4.375%	12/15/20	8,571	9,083
Cigna Corp.	4.500%	3/15/21	1,050	1,115
Cigna Corp.	4.000%	2/15/22	10,215	10,624
Cigna Corp.	3.250%	4/15/25	8,875	8,605
Cigna Corp.	7.875%	5/15/27	1,325	1,737
Cigna Corp.	6.150%	11/15/36	4,443	5,148

42

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cigna Corp.	5.875%	3/15/41	2,725	3,107
Cigna Corp.	5.375%	2/15/42	971	1,073
Cincinnati Financial Corp.	6.920%	5/15/28	3,575	4,465
Cincinnati Financial Corp.	6.125%	11/1/34	2,045	2,358
CNA Financial Corp.	7.350%	11/15/19	9,475	10,744
CNA Financial Corp.	5.875%	8/15/20	5,820	6,402
CNA Financial Corp.	5.750%	8/15/21	4,118	4,598
CNA Financial Corp.	3.950%	5/15/24	100	101
CNA Financial Corp.	4.500%	3/1/26	3,850	4,020
Coventry Health Care Inc.	5.450%	6/15/21	10,245	11,320
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	7,250	8,736
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	4,500	4,378
Fidelity National Financial Inc.	5.500%	9/1/22	500	528
First American Financial Corp.	4.300%	2/1/23	2,675	2,634
First American Financial Corp.	4.600%	11/15/24	4,950	4,860
Hanover Insurance Group Inc.	4.500%	4/15/26	4,400	4,450
Hartford Financial Services Group Inc.	6.300%	3/15/18	8,020	8,409
Hartford Financial Services Group Inc.	6.000%	1/15/19	3,309	3,560
Hartford Financial Services Group Inc.	5.125%	4/15/22	1,705	1,890
Hartford Financial Services Group Inc.	5.950%	10/15/36	3,595	4,128
Hartford Financial Services Group Inc.	6.625%	3/30/40	2,205	2,707
Hartford Financial Services Group Inc.	6.100%	10/1/41	3,156	3,705
Hartford Financial Services Group Inc.	4.300%	4/15/43	6,615	6,094
Horace Mann Educators Corp.	4.500%	12/1/25	1,300	1,287
Humana Inc.	7.200%	6/15/18	6,015	6,464
Humana Inc.	6.300%	8/1/18	705	749
Humana Inc.	2.625%	10/1/19	2,100	2,116
Humana Inc.	3.150%	12/1/22	6,325	6,286
Humana Inc.	3.850%	10/1/24	8,515	8,680
Humana Inc.	8.150%	6/15/38	5,518	7,491
Humana Inc.	4.625%	12/1/42	4,253	4,063
Humana Inc.	4.950%	10/1/44	1,007	1,053
Infinity Property & Casualty Corp.	5.000%	9/19/22	12,775	13,012
Kemper Corp.	4.350%	2/15/25	11,000	10,859
Lincoln National Corp.	8.750%	7/1/19	305	351
Lincoln National Corp.	6.250%	2/15/20	1,268	1,400
Lincoln National Corp.	4.200%	3/15/22	5,545	5,861
Lincoln National Corp.	4.000%	9/1/23	4,805	5,004
Lincoln National Corp.	3.350%	3/9/25	2,547	2,529
Lincoln National Corp.	3.625%	12/12/26	4,000	3,985
Lincoln National Corp.	6.150%	4/7/36	506	589
Lincoln National Corp.	6.300%	10/9/37	1,718	2,009
Lincoln National Corp.	7.000%	6/15/40	3,155	3,979
Loews Corp.	2.625%	5/15/23	12,175	11,823
Loews Corp.	6.000%	2/1/35	468	556
Loews Corp.	4.125%	5/15/43	15,402	14,671
Manulife Financial Corp.	4.900%	9/17/20	14,484	15,571
Manulife Financial Corp.	4.150%	3/4/26	3,247	3,396
Manulife Financial Corp.	5.375%	3/4/46	6,050	6,923
Markel Corp.	4.900%	7/1/22	700	756
Markel Corp.	3.625%	3/30/23	1,625	1,627
Markel Corp.	5.000%	3/30/43	3,400	3,434
Markel Corp.	5.000%	4/5/46	6,878	6,907
Marsh & McLennan Cos. Inc.	2.300%	4/1/17	475	476
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	3,225	3,256
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	1,650	1,658
Marsh & McLennan Cos. Inc.	2.350%	3/6/20	6,700	6,654
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	1,945	2,114
Marsh & McLennan Cos. Inc.	3.300%	3/14/23	100	102
Marsh & McLennan Cos. Inc.	4.050%	10/15/23	4,568	4,817
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	14,400	14,645
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	15,670	15,781
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	3,650	3,710
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	2,534	2,993

43

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MetLife Inc.	6.817%	8/15/18	3,915	4,215
MetLife Inc.	7.717%	2/15/19	4,896	5,477
MetLife Inc.	4.750%	2/8/21	15,215	16,530
MetLife Inc.	3.048%	12/15/22	7,250	7,267
MetLife Inc.	4.368%	9/15/23	5,435	5,843
MetLife Inc.	3.600%	4/10/24	15,095	15,493
MetLife Inc.	3.000%	3/1/25	13,675	13,422
MetLife Inc.	3.600%	11/13/25	12,850	13,104
MetLife Inc.	6.500%	12/15/32	1,550	1,934
MetLife Inc.	6.375%	6/15/34	2,025	2,539
MetLife Inc.	5.700%	6/15/35	10,890	12,846
MetLife Inc.	5.875%	2/6/41	14,415	17,452
MetLife Inc.	4.125%	8/13/42	9,555	9,323
MetLife Inc.	4.875%	11/13/43	8,350	9,010
MetLife Inc.	4.721%	12/15/44	9,575	10,145
MetLife Inc.	4.050%	3/1/45	9,050	8,651
MetLife Inc.	4.600%	5/13/46	5,955	6,219
5 MetLife Inc.	6.400%	12/15/66	19,742	21,321
5 MetLife Inc.	10.750%	8/1/69	685	1,053
Montpelier Re Holdings Ltd.	4.700%	10/15/22	600	623
Munich Re America Corp.	7.450%	12/15/26	2,350	2,957
5 Nationwide Financial Services Inc.	6.750%	5/15/87	500	515
Navigators Group Inc.	5.750%	10/15/23	2,000	2,113
Old Republic International Corp.	4.875%	10/1/24	11,530	11,947
Old Republic International Corp.	3.875%	8/26/26	7,618	7,254
OneBeacon US Holdings Inc.	4.600%	11/9/22	7,225	7,197
PartnerRe Finance B LLC	5.500%	6/1/20	14,734	15,955
Primerica Inc.	4.750%	7/15/22	250	267
Principal Financial Group Inc.	3.300%	9/15/22	2,675	2,708
Principal Financial Group Inc.	3.125%	5/15/23	3,645	3,594
Principal Financial Group Inc.	3.400%	5/15/25	3,300	3,269
Principal Financial Group Inc.	3.100%	11/15/26	3,002	2,885
Principal Financial Group Inc.	4.625%	9/15/42	1,680	1,732
Principal Financial Group Inc.	4.350%	5/15/43	968	950
Principal Financial Group Inc.	4.300%	11/15/46	1,820	1,775
5 Principal Financial Group Inc.	4.700%	5/15/55	3,250	3,178
ProAssurance Corp.	5.300%	11/15/23	1,415	1,511
Progressive Corp.	3.750%	8/23/21	10,088	10,639
Progressive Corp.	2.450%	1/15/27	4,900	4,551
Progressive Corp.	6.625%	3/1/29	4,600	5,897
Progressive Corp.	6.250%	12/1/32	75	94
Progressive Corp.	4.350%	4/25/44	3,085	3,184
Protective Life Corp.	7.375%	10/15/19	4,855	5,498
Protective Life Corp.	8.450%	10/15/39	3,334	4,401
Prudential Financial Inc.	6.000%	12/1/17	808	840
Prudential Financial Inc.	2.300%	8/15/18	165	167
Prudential Financial Inc.	7.375%	6/15/19	1,490	1,675
Prudential Financial Inc.	2.350%	8/15/19	11,150	11,240
Prudential Financial Inc.	5.375%	6/21/20	6,530	7,139
Prudential Financial Inc.	4.500%	11/15/20	10,675	11,434
Prudential Financial Inc.	4.500%	11/16/21	4,325	4,666
Prudential Financial Inc.	3.500%	5/15/24	3,740	3,813
Prudential Financial Inc.	5.750%	7/15/33	570	647
Prudential Financial Inc.	5.400%	6/13/35	9,160	10,208
Prudential Financial Inc.	5.900%	3/17/36	12,262	14,311
Prudential Financial Inc.	5.700%	12/14/36	12,082	13,939
Prudential Financial Inc.	6.625%	12/1/37	10,557	13,389
Prudential Financial Inc.	6.625%	6/21/40	5,675	7,188
Prudential Financial Inc.	6.200%	11/15/40	3,225	3,951
Prudential Financial Inc.	5.625%	5/12/41	550	633
Prudential Financial Inc.	5.800%	11/16/41	2,850	3,348
5 Prudential Financial Inc.	5.875%	9/15/42	3,700	3,876
5 Prudential Financial Inc.	5.625%	6/15/43	8,600	8,912
Prudential Financial Inc.	5.100%	8/15/43	3,150	3,399

	44

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Prudential Financial Inc.	5.200%	3/15/44	4,465	4,426
Prudential Financial Inc.	4.600%	5/15/44	3,525	3,647
5 Prudential Financial Inc.	5.375%	5/15/45	5,395	5,503
5 Prudential Financial Inc.	8.875%	6/15/68	705	759
Reinsurance Group of America Inc.	5.000%	6/1/21	1,175	1,270
Reinsurance Group of America Inc.	4.700%	9/15/23	3,575	3,787
Reinsurance Group of America Inc.	3.950%	9/15/26	4,504	4,454
StanCorp Financial Group Inc.	5.000%	8/15/22	7,675	8,055
5 StanCorp Financial Group Inc.	6.900%	6/1/67	15	12
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	1,309	1,606
Torchmark Corp.	3.800%	9/15/22	110	112
Transatlantic Holdings Inc.	8.000%	11/30/39	10,088	12,848
Travelers Cos. Inc.	5.800%	5/15/18	160	169
Travelers Cos. Inc.	5.900%	6/2/19	11,225	12,251
Travelers Cos. Inc.	3.900%	11/1/20	2,965	3,138
Travelers Cos. Inc.	6.750%	6/20/36	10	13
Travelers Cos. Inc.	6.250%	6/15/37	2,917	3,741
Travelers Cos. Inc.	5.350%	11/1/40	2,100	2,471
Travelers Cos. Inc.	4.600%	8/1/43	14,785	15,920
Travelers Cos. Inc.	3.750%	5/15/46	5,100	4,820
Travelers Property Casualty Corp.	6.375%	3/15/33	460	578
Trinity Acquisition plc	4.625%	8/15/23	1,075	1,110
Trinity Acquisition plc	4.400%	3/15/26	500	503
Trinity Acquisition plc	6.125%	8/15/43	4,525	4,837
UnitedHealth Group Inc.	1.400%	12/15/17	7,575	7,577
UnitedHealth Group Inc.	6.000%	2/15/18	10,645	11,154
UnitedHealth Group Inc.	1.900%	7/16/18	10,000	10,037
UnitedHealth Group Inc.	1.625%	3/15/19	5,035	5,013
UnitedHealth Group Inc.	2.300%	12/15/19	12,550	12,653
UnitedHealth Group Inc.	2.700%	7/15/20	14,085	14,311
UnitedHealth Group Inc.	3.875%	10/15/20	205	215
UnitedHealth Group Inc.	4.700%	2/15/21	4,775	5,157
UnitedHealth Group Inc.	2.125%	3/15/21	6,350	6,262
UnitedHealth Group Inc.	3.375%	11/15/21	4,545	4,706
UnitedHealth Group Inc.	2.875%	12/15/21	7,925	8,028
UnitedHealth Group Inc.	2.875%	3/15/22	2,510	2,542
UnitedHealth Group Inc.	3.350%	7/15/22	18,486	18,990
UnitedHealth Group Inc.	2.750%	2/15/23	10,030	9,957
UnitedHealth Group Inc.	2.875%	3/15/23	1,796	1,798
UnitedHealth Group Inc.	3.750%	7/15/25	25,883	26,762
UnitedHealth Group Inc.	3.100%	3/15/26	8,100	7,979
UnitedHealth Group Inc.	3.450%	1/15/27	4,625	4,692
UnitedHealth Group Inc.	4.625%	7/15/35	11,026	11,980
UnitedHealth Group Inc.	5.800%	3/15/36	2,789	3,368
UnitedHealth Group Inc.	6.500%	6/15/37	1,425	1,819
UnitedHealth Group Inc.	6.625%	11/15/37	8,525	11,136
UnitedHealth Group Inc.	6.875%	2/15/38	18,443	24,951
UnitedHealth Group Inc.	5.950%	2/15/41	2,705	3,361
UnitedHealth Group Inc.	4.625%	11/15/41	8,711	9,138
UnitedHealth Group Inc.	4.375%	3/15/42	341	345
UnitedHealth Group Inc.	3.950%	10/15/42	11,381	11,055
UnitedHealth Group Inc.	4.250%	3/15/43	5,866	5,957
UnitedHealth Group Inc.	4.750%	7/15/45	16,333	17,987
UnitedHealth Group Inc.	4.200%	1/15/47	4,165	4,206
Unum Group	5.625%	9/15/20	2,200	2,382
Unum Group	3.000%	5/15/21	3,000	2,984
Unum Group	4.000%	3/15/24	2,190	2,201
Unum Group	3.875%	11/5/25	175	170
Unum Group	5.750%	8/15/42	2,075	2,232
Validus Holdings Ltd.	8.875%	1/26/40	3,850	5,017
Voya Financial Inc.	2.900%	2/15/18	6,404	6,470
Voya Financial Inc.	3.650%	6/15/26	2,900	2,832
Voya Financial Inc.	5.700%	7/15/43	9,425	10,269
Voya Financial Inc.	4.800%	6/15/46	4,835	4,693

	45

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Willis Towers Watson plc	5.750%	3/15/21	9,351	10,180
WR Berkley Corp.	5.375%	9/15/20	595	634
WR Berkley Corp.	4.625%	3/15/22	2,550	2,726
WR Berkley Corp.	4.750%	8/1/44	3,188	3,101
XLIT Ltd.	2.300%	12/15/18	3,050	3,067
XLIT Ltd.	5.750%	10/1/21	7,755	8,592
XLIT Ltd.	4.450%	3/31/25	2,700	2,667
XLIT Ltd.	6.250%	5/15/27	2,475	2,879
XLIT Ltd.	5.250%	12/15/43	7,925	8,165
XLIT Ltd.	5.500%	3/31/45	7,029	6,614
Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	825	848

Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	4,225	4,203
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	6,225	6,558
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	400	404
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	400	410
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	6,627	6,541
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	3,350	3,328
American Campus Communities Operating Partnership
LP	3.350%	10/1/20	3,000	3,037
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	1,040	1,047
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	3,200	3,255
AvalonBay Communities Inc.	2.850%	3/15/23	6,264	6,135
AvalonBay Communities Inc.	4.200%	12/15/23	1,555	1,638
AvalonBay Communities Inc.	3.500%	11/15/24	3,300	3,300
AvalonBay Communities Inc.	3.450%	6/1/25	11,205	11,164
AvalonBay Communities Inc.	3.500%	11/15/25	600	599
AvalonBay Communities Inc.	2.950%	5/11/26	10,080	9,579
AvalonBay Communities Inc.	2.900%	10/15/26	1,375	1,296
Boston Properties LP	3.700%	11/15/18	3,000	3,088
Boston Properties LP	5.875%	10/15/19	2,095	2,283
Boston Properties LP	5.625%	11/15/20	9,225	10,135
Boston Properties LP	4.125%	5/15/21	3,665	3,839
Boston Properties LP	3.850%	2/1/23	11,143	11,404
Boston Properties LP	3.125%	9/1/23	4,540	4,442
Boston Properties LP	3.800%	2/1/24	7,025	7,138
Boston Properties LP	3.650%	2/1/26	5,925	5,853
Boston Properties LP	2.750%	10/1/26	9,250	8,444
Brandywine Operating Partnership LP	5.700%	5/1/17	7,070	7,158
Brandywine Operating Partnership LP	4.950%	4/15/18	3,325	3,438
Brandywine Operating Partnership LP	4.100%	10/1/24	5,140	5,030
Brandywine Operating Partnership LP	4.550%	10/1/29	6,625	6,468
Brixmor Operating Partnership LP	3.875%	8/15/22	5,950	6,049
Brixmor Operating Partnership LP	3.250%	9/15/23	3,925	3,791
Brixmor Operating Partnership LP	3.850%	2/1/25	14,360	14,076
Brixmor Operating Partnership LP	4.125%	6/15/26	4,600	4,573
Camden Property Trust	2.950%	12/15/22	4,850	4,732
Camden Property Trust	4.875%	6/15/23	1,470	1,580
Camden Property Trust	4.250%	1/15/24	2,350	2,426
8 Care Capital Properties LP	5.125%	8/15/26	270	261
CBL & Associates LP	5.250%	12/1/23	5,300	5,186
CBL & Associates LP	4.600%	10/15/24	4,250	3,967
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	3,100	3,068
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	10,925	10,329
Corporate Office Properties LP	3.700%	6/15/21	3,925	3,989
Corporate Office Properties LP	3.600%	5/15/23	7,931	7,599
CubeSmart LP	4.375%	12/15/23	9,425	9,823
CubeSmart LP	4.000%	11/15/25	2,265	2,290
CubeSmart LP	3.125%	9/1/26	3,725	3,480

	46

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
DCT Industrial Operating Partnership LP	4.500%	10/15/23	2,550	2,569
DDR Corp.	7.875%	9/1/20	11,000	12,771
DDR Corp.	3.500%	1/15/21	11,005	11,115
DDR Corp.	4.625%	7/15/22	8,940	9,435
DDR Corp.	3.375%	5/15/23	5,250	5,087
DDR Corp.	3.625%	2/1/25	9,630	9,254
DDR Corp.	4.250%	2/1/26	2,140	2,138
Digital Realty Trust LP	5.875%	2/1/20	2,175	2,351
Digital Realty Trust LP	3.400%	10/1/20	5,600	5,676
Digital Realty Trust LP	5.250%	3/15/21	9,190	9,971
Digital Realty Trust LP	3.950%	7/1/22	11,600	11,850
Digital Realty Trust LP	4.750%	10/1/25	6,050	6,304
Duke Realty LP	4.375%	6/15/22	100	106
Duke Realty LP	3.875%	10/15/22	923	958
Duke Realty LP	3.625%	4/15/23	2,748	2,770
Duke Realty LP	3.750%	12/1/24	2,325	2,349
Duke Realty LP	3.250%	6/30/26	5,400	5,178
EPR Properties	5.750%	8/15/22	1,350	1,450
EPR Properties	5.250%	7/15/23	6,300	6,525
EPR Properties	4.500%	4/1/25	7,025	6,878
EPR Properties	4.750%	12/15/26	4,000	3,956
Equity Commonwealth	5.875%	9/15/20	3,200	3,408
Equity One Inc.	3.750%	11/15/22	3,000	3,061
ERP Operating LP	5.750%	6/15/17	2,747	2,798
ERP Operating LP	2.375%	7/1/19	1,370	1,378
ERP Operating LP	4.750%	7/15/20	3,085	3,305
ERP Operating LP	4.625%	12/15/21	6,786	7,330
ERP Operating LP	3.000%	4/15/23	2,603	2,553
ERP Operating LP	3.375%	6/1/25	500	496
ERP Operating LP	2.850%	11/1/26	4,325	4,052
ERP Operating LP	4.500%	7/1/44	7,555	7,617
Essex Portfolio LP	5.200%	3/15/21	2,825	3,062
Essex Portfolio LP	3.375%	1/15/23	3,409	3,403
Essex Portfolio LP	3.250%	5/1/23	3,305	3,269
Essex Portfolio LP	3.500%	4/1/25	10,915	10,723
Essex Portfolio LP	3.375%	4/15/26	8,650	8,319
Federal Realty Investment Trust	3.000%	8/1/22	4,348	4,345
Federal Realty Investment Trust	2.750%	6/1/23	2,685	2,609
Federal Realty Investment Trust	4.500%	12/1/44	13,900	14,037
Federal Realty Investment Trust	3.625%	8/1/46	1,200	1,049
HCP Inc.	3.750%	2/1/19	8,300	8,513
HCP Inc.	2.625%	2/1/20	775	775
HCP Inc.	5.375%	2/1/21	1,717	1,869
HCP Inc.	3.150%	8/1/22	990	974
HCP Inc.	4.000%	12/1/22	27,150	27,745
HCP Inc.	4.250%	11/15/23	3,702	3,775
HCP Inc.	4.200%	3/1/24	2,950	2,979
HCP Inc.	3.875%	8/15/24	4,285	4,253
HCP Inc.	3.400%	2/1/25	775	741
HCP Inc.	4.000%	6/1/25	150	148
HCP Inc.	6.750%	2/1/41	480	558
Healthcare Realty Trust Inc.	5.750%	1/15/21	2,575	2,826
Healthcare Realty Trust Inc.	3.750%	4/15/23	425	422
Healthcare Realty Trust Inc.	3.875%	5/1/25	4,450	4,368
Healthcare Trust of America Holdings LP	3.375%	7/15/21	3,840	3,853
Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,500	1,497
Healthcare Trust of America Holdings LP	3.500%	8/1/26	6,300	5,979
Highwoods Realty LP	3.200%	6/15/21	13,850	13,870
Highwoods Realty LP	3.625%	1/15/23	100	98
Hospitality Properties Trust	6.700%	1/15/18	9,880	10,115
Hospitality Properties Trust	5.000%	8/15/22	2,430	2,555
Hospitality Properties Trust	4.500%	6/15/23	7,388	7,327
Hospitality Properties Trust	4.650%	3/15/24	1,200	1,189
Hospitality Properties Trust	4.500%	3/15/25	650	632

47

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hospitality Properties Trust	5.250%	2/15/26	2,670	2,693
Host Hotels & Resorts LP	6.000%	10/1/21	10,550	11,753
Host Hotels & Resorts LP	5.250%	3/15/22	4,890	5,282
Host Hotels & Resorts LP	4.750%	3/1/23	1,100	1,145
Host Hotels & Resorts LP	3.750%	10/15/23	8,600	8,433
Host Hotels & Resorts LP	4.000%	6/15/25	1,300	1,277
Kilroy Realty LP	4.800%	7/15/18	11,600	12,009
Kilroy Realty LP	3.800%	1/15/23	3,200	3,219
Kilroy Realty LP	4.250%	8/15/29	550	535
Kimco Realty Corp.	4.300%	2/1/18	1,555	1,586
Kimco Realty Corp.	6.875%	10/1/19	5,682	6,366
Kimco Realty Corp.	3.200%	5/1/21	5,515	5,578
Kimco Realty Corp.	3.125%	6/1/23	3,300	3,254
Kimco Realty Corp.	2.800%	10/1/26	4,350	4,032
Kite Realty Group LP	4.000%	10/1/26	10,700	10,192
Lexington Realty Trust	4.400%	6/15/24	2,775	2,708
Liberty Property LP	4.750%	10/1/20	1,080	1,139
Liberty Property LP	3.375%	6/15/23	1,250	1,234
Liberty Property LP	4.400%	2/15/24	10,800	11,338
Liberty Property LP	3.750%	4/1/25	5,900	5,921
Liberty Property LP	3.250%	10/1/26	1,625	1,544
Mack-Cali Realty LP	4.500%	4/18/22	3,550	3,556
Mack-Cali Realty LP	3.150%	5/15/23	2,000	1,803
Mid-America Apartments LP	4.300%	10/15/23	12,300	12,776
Mid-America Apartments LP	3.750%	6/15/24	4,710	4,698
National Retail Properties Inc.	5.500%	7/15/21	2,000	2,208
National Retail Properties Inc.	3.800%	10/15/22	3,000	3,084
National Retail Properties Inc.	3.300%	4/15/23	2,999	2,967
National Retail Properties Inc.	3.600%	12/15/26	1,100	1,082
Omega Healthcare Investors Inc.	4.375%	8/1/23	20,750	20,387
Omega Healthcare Investors Inc.	5.875%	3/15/24	1,474	1,514
Omega Healthcare Investors Inc.	4.950%	4/1/24	3,875	3,894
Omega Healthcare Investors Inc.	4.500%	1/15/25	2,750	2,678
Omega Healthcare Investors Inc.	5.250%	1/15/26	5,792	5,922
Omega Healthcare Investors Inc.	4.500%	4/1/27	24,003	22,833
Piedmont Operating Partnership LP	3.400%	6/1/23	1,662	1,566
Piedmont Operating Partnership LP	4.450%	3/15/24	4,225	4,171
Post Apartment Homes LP	3.375%	12/1/22	2,825	2,783
ProLogis LP	2.750%	2/15/19	2,430	2,465
ProLogis LP	3.350%	2/1/21	1,840	1,890
ProLogis LP	4.250%	8/15/23	3,445	3,634
Realty Income Corp.	2.000%	1/31/18	1,175	1,178
Realty Income Corp.	6.750%	8/15/19	8,577	9,582
Realty Income Corp.	5.750%	1/15/21	5,175	5,725
Realty Income Corp.	3.875%	7/15/24	3,150	3,188
Realty Income Corp.	3.000%	1/15/27	2,825	2,638
Realty Income Corp.	5.875%	3/15/35	8,085	9,176
Regency Centers LP	3.750%	6/15/24	4,849	4,871
Retail Opportunity Investments Partnership LP	5.000%	12/15/23	1,675	1,709
Retail Properties of America Inc.	4.000%	3/15/25	10,400	9,902
Select Income REIT	2.850%	2/1/18	2,200	2,209
Select Income REIT	3.600%	2/1/20	206	206
Select Income REIT	4.150%	2/1/22	4,000	3,945
Select Income REIT	4.500%	2/1/25	9,475	9,133
Senior Housing Properties Trust	3.250%	5/1/19	10,240	10,267
Senior Housing Properties Trust	4.750%	5/1/24	4,025	4,040
Simon Property Group LP	2.200%	2/1/19	2,000	2,016
Simon Property Group LP	5.650%	2/1/20	13,895	15,166
Simon Property Group LP	2.500%	9/1/20	800	802
Simon Property Group LP	4.375%	3/1/21	8,445	9,023
Simon Property Group LP	2.500%	7/15/21	7,260	7,262
Simon Property Group LP	4.125%	12/1/21	10,733	11,429
Simon Property Group LP	2.350%	1/30/22	6,000	5,911
Simon Property Group LP	3.375%	3/15/22	2,925	3,012

48

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	2.750%	2/1/23	5,700	5,609
Simon Property Group LP	3.750%	2/1/24	6,014	6,214
Simon Property Group LP	3.375%	10/1/24	397	400
Simon Property Group LP	3.500%	9/1/25	3,640	3,678
Simon Property Group LP	3.300%	1/15/26	7,769	7,691
Simon Property Group LP	3.250%	11/30/26	15,350	15,006
Simon Property Group LP	6.750%	2/1/40	11,268	15,026
Simon Property Group LP	4.750%	3/15/42	1,321	1,398
Simon Property Group LP	4.250%	10/1/44	160	157
Simon Property Group LP	4.250%	11/30/46	20,000	19,608
Sovran Acquisition LP	3.500%	7/1/26	19,950	18,881
8 Spirit Realty LP	4.450%	9/15/26	4,400	4,122
Tanger Properties LP	3.875%	12/1/23	3,445	3,479
Tanger Properties LP	3.750%	12/1/24	1,325	1,319
Tanger Properties LP	3.125%	9/1/26	6,100	5,699
UDR Inc.	3.700%	10/1/20	6,800	6,990
UDR Inc.	4.625%	1/10/22	11,695	12,481
UDR Inc.	2.950%	9/1/26	8,300	7,715
Ventas Realty LP	3.750%	5/1/24	2,000	2,015
Ventas Realty LP	3.500%	2/1/25	2,900	2,852
Ventas Realty LP	4.125%	1/15/26	1,015	1,035
Ventas Realty LP	3.250%	10/15/26	300	283
Ventas Realty LP	5.700%	9/30/43	4,525	5,129
Ventas Realty LP	4.375%	2/1/45	6,730	6,353
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	6,443	6,456
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	100	104
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	5,675	5,699
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	4,925	5,288
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	1,240	1,308
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	9,263	9,346
VEREIT Operating Partnership LP	4.125%	6/1/21	200	203
VEREIT Operating Partnership LP	4.875%	6/1/26	2,510	2,548
Vornado Realty LP	2.500%	6/30/19	8,525	8,533
Vornado Realty LP	5.000%	1/15/22	200	215
Washington Prime Group LP	3.850%	4/1/20	4,525	4,535
Washington REIT	4.950%	10/1/20	825	866
Washington REIT	3.950%	10/15/22	1,900	1,889
Weingarten Realty Investors	3.375%	10/15/22	1,275	1,261
Weingarten Realty Investors	3.500%	4/15/23	3,925	3,899
Weingarten Realty Investors	4.450%	1/15/24	450	467
Weingarten Realty Investors	3.250%	8/15/26	2,200	2,063
Welltower Inc.	2.250%	3/15/18	4,653	4,673
Welltower Inc.	4.125%	4/1/19	4,555	4,718
Welltower Inc.	4.950%	1/15/21	7,680	8,255
Welltower Inc.	5.250%	1/15/22	8,184	8,984
Welltower Inc.	3.750%	3/15/23	4,650	4,730
Welltower Inc.	4.500%	1/15/24	250	263
Welltower Inc.	4.000%	6/1/25	16,925	17,264
Welltower Inc.	4.250%	4/1/26	6,956	7,209
Welltower Inc.	6.500%	3/15/41	4,962	5,907
Welltower Inc.	5.125%	3/15/43	5,150	5,252
WP Carey Inc.	4.600%	4/1/24	6,201	6,254
WP Carey Inc.	4.000%	2/1/25	1,800	1,728
WP Carey Inc.	4.250%	10/1/26	3,500	3,370
				15,148,228
Industrial (17.0%)
Basic Industry (0.9%)
Agrium Inc.	6.750%	1/15/19	7,095	7,697
Agrium Inc.	3.150%	10/1/22	3,321	3,305
Agrium Inc.	3.500%	6/1/23	15,750	15,958
Agrium Inc.	3.375%	3/15/25	6,575	6,389
Agrium Inc.	4.125%	3/15/35	5,750	5,274
Agrium Inc.	6.125%	1/15/41	7,293	8,220

	49

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Agrium Inc.	4.900%	6/1/43	3,200	3,213
Agrium Inc.	5.250%	1/15/45	11,292	11,815
Air Products & Chemicals Inc.	3.000%	11/3/21	4,825	4,953
Air Products & Chemicals Inc.	2.750%	2/3/23	7,145	7,078
Air Products & Chemicals Inc.	3.350%	7/31/24	6,300	6,426
Airgas Inc.	1.650%	2/15/18	1,500	1,500
Airgas Inc.	3.050%	8/1/20	8,250	8,369
Airgas Inc.	2.900%	11/15/22	2,500	2,507
Airgas Inc.	3.650%	7/15/24	7,000	7,219
Albemarle Corp.	3.000%	12/1/19	1,975	2,012
Albemarle Corp.	4.500%	12/15/20	1,000	1,059
Albemarle Corp.	4.150%	12/1/24	5,595	5,735
Albemarle Corp.	5.450%	12/1/44	5,375	5,764
Barrick Gold Corp.	4.100%	5/1/23	6,895	7,049
Barrick Gold Corp.	5.250%	4/1/42	7,994	7,805
Barrick North America Finance LLC	4.400%	5/30/21	2,220	2,345
Barrick North America Finance LLC	7.500%	9/15/38	2,925	3,436
Barrick North America Finance LLC	5.700%	5/30/41	11,138	11,400
Barrick North America Finance LLC	5.750%	5/1/43	18,633	19,752
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	6,043	6,353
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	4,400	4,419
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	13,517	14,826
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	6,821	7,019
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	18,494	18,524
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	4,546	4,791
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	12,183	11,925
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	25,533	28,518
Braskem Finance Ltd.	6.450%	2/3/24	850	897
Cabot Corp.	2.550%	1/15/18	1,004	1,008
Cabot Corp.	3.700%	7/15/22	1,125	1,141
Cabot Corp.	3.400%	9/15/26	2,750	2,582
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	1,225	1,354
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,300	3,440
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	6,863	7,114
Celulosa Arauco y Constitucion SA	4.500%	8/1/24	1,500	1,533
Domtar Corp.	6.250%	9/1/42	850	827
Domtar Corp.	6.750%	2/15/44	4,900	4,996
Dow Chemical Co.	8.550%	5/15/19	22,804	26,070
Dow Chemical Co.	4.250%	11/15/20	19,620	20,769
Dow Chemical Co.	4.125%	11/15/21	2,746	2,901
Dow Chemical Co.	3.000%	11/15/22	21,445	21,314
Dow Chemical Co.	3.500%	10/1/24	3,170	3,189
Dow Chemical Co.	7.375%	11/1/29	2,398	3,111
Dow Chemical Co.	4.250%	10/1/34	8,236	8,047
Dow Chemical Co.	9.400%	5/15/39	13,293	20,435
Dow Chemical Co.	5.250%	11/15/41	8,032	8,617
Dow Chemical Co.	4.375%	11/15/42	7,607	7,363
Dow Chemical Co.	4.625%	10/1/44	2,615	2,602
Eastman Chemical Co.	5.500%	11/15/19	4,771	5,158
Eastman Chemical Co.	2.700%	1/15/20	14,380	14,420
Eastman Chemical Co.	4.500%	1/15/21	53	56
Eastman Chemical Co.	3.600%	8/15/22	6,459	6,599
Eastman Chemical Co.	3.800%	3/15/25	1,889	1,900
Eastman Chemical Co.	4.800%	9/1/42	7,249	7,135
Eastman Chemical Co.	4.650%	10/15/44	4,650	4,601
Ecolab Inc.	1.550%	1/12/18	2,025	2,027
Ecolab Inc.	2.000%	1/14/19	3,800	3,800
Ecolab Inc.	2.250%	1/12/20	3,243	3,234
Ecolab Inc.	4.350%	12/8/21	4,690	5,048
Ecolab Inc.	3.250%	1/14/23	4,475	4,541
Ecolab Inc.	2.700%	11/1/26	5,000	4,738
Ecolab Inc.	5.500%	12/8/41	9,791	11,415
Ecolab Inc.	3.700%	11/1/46	2,500	2,262
EI du Pont de Nemours & Co.	6.000%	7/15/18	9,965	10,563

50

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
EI du Pont de Nemours & Co.	4.625%	1/15/20	5,302	5,649
EI du Pont de Nemours & Co.	3.625%	1/15/21	14,975	15,538
EI du Pont de Nemours & Co.	4.250%	4/1/21	3,055	3,233
EI du Pont de Nemours & Co.	2.800%	2/15/23	18,635	18,204
EI du Pont de Nemours & Co.	6.500%	1/15/28	1,100	1,344
EI du Pont de Nemours & Co.	4.900%	1/15/41	10,828	11,301
EI du Pont de Nemours & Co.	4.150%	2/15/43	2,950	2,763
Fibria Overseas Finance Ltd.	5.250%	5/12/24	350	355
FMC Corp.	3.950%	2/1/22	1,675	1,695
FMC Corp.	4.100%	2/1/24	11,210	11,196
Georgia-Pacific LLC	8.000%	1/15/24	7,679	9,810
Georgia-Pacific LLC	7.375%	12/1/25	5,750	7,226
Georgia-Pacific LLC	7.750%	11/15/29	3,318	4,455
Georgia-Pacific LLC	8.875%	5/15/31	4,665	6,915
Glencore Canada Corp.	6.200%	6/15/35	250	254
Goldcorp Inc.	2.125%	3/15/18	18,785	18,750
Goldcorp Inc.	3.625%	6/9/21	2,000	2,028
Goldcorp Inc.	3.700%	3/15/23	9,875	9,698
Goldcorp Inc.	5.450%	6/9/44	7,055	6,895
International Flavors & Fragrances Inc.	3.200%	5/1/23	1,285	1,272
International Paper Co.	7.950%	6/15/18	5,742	6,238
International Paper Co.	7.500%	8/15/21	13,510	16,203
International Paper Co.	3.650%	6/15/24	7,681	7,776
International Paper Co.	3.800%	1/15/26	1,825	1,843
International Paper Co.	3.000%	2/15/27	10,000	9,398
International Paper Co.	5.000%	9/15/35	4,125	4,358
International Paper Co.	8.700%	6/15/38	1,200	1,733
International Paper Co.	7.300%	11/15/39	4,468	5,687
International Paper Co.	6.000%	11/15/41	2,250	2,524
International Paper Co.	4.800%	6/15/44	15,035	14,836
International Paper Co.	5.150%	5/15/46	12,252	12,769
International Paper Co.	4.400%	8/15/47	14,050	13,265
Lubrizol Corp.	8.875%	2/1/19	875	997
Lubrizol Corp.	6.500%	10/1/34	6,025	7,530
LYB International Finance BV	4.000%	7/15/23	3,350	3,499
LYB International Finance BV	5.250%	7/15/43	1,637	1,756
LYB International Finance BV	4.875%	3/15/44	13,430	13,845
LyondellBasell Industries NV	5.000%	4/15/19	21,795	23,007
LyondellBasell Industries NV	6.000%	11/15/21	15,325	17,336
LyondellBasell Industries NV	5.750%	4/15/24	5,350	6,072
LyondellBasell Industries NV	4.625%	2/26/55	11,577	10,669
Meadwestvaco Corp.	7.950%	2/15/31	5,253	6,954
Methanex Corp.	3.250%	12/15/19	7,850	7,676
Methanex Corp.	4.250%	12/1/24	365	347
Monsanto Co.	5.125%	4/15/18	3,105	3,226
Monsanto Co.	2.125%	7/15/19	4,400	4,387
Monsanto Co.	2.750%	7/15/21	13,810	13,691
Monsanto Co.	2.200%	7/15/22	7,580	7,175
Monsanto Co.	3.375%	7/15/24	500	497
Monsanto Co.	2.850%	4/15/25	2,800	2,657
Monsanto Co.	5.500%	8/15/25	2,353	2,624
Monsanto Co.	4.200%	7/15/34	9,025	8,617
Monsanto Co.	5.875%	4/15/38	5,631	6,218
Monsanto Co.	3.600%	7/15/42	6,341	5,271
Monsanto Co.	4.650%	11/15/43	1,950	1,884
Monsanto Co.	3.950%	4/15/45	15,000	13,084
Monsanto Co.	4.700%	7/15/64	10,385	9,343
Mosaic Co.	3.750%	11/15/21	3,160	3,236
Mosaic Co.	4.250%	11/15/23	12,882	12,958
Mosaic Co.	5.450%	11/15/33	3,054	3,038
Mosaic Co.	4.875%	11/15/41	1,593	1,391
Mosaic Co.	5.625%	11/15/43	3,981	3,825
Newmont Mining Corp.	5.125%	10/1/19	2,245	2,402
Newmont Mining Corp.	3.500%	3/15/22	100	101

51

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Newmont Mining Corp.	5.875%	4/1/35	2,455	2,658
Newmont Mining Corp.	6.250%	10/1/39	11,024	12,168
Newmont Mining Corp.	4.875%	3/15/42	7,908	7,466
Nucor Corp.	5.850%	6/1/18	6,865	7,235
Nucor Corp.	4.125%	9/15/22	382	406
Nucor Corp.	4.000%	8/1/23	5,795	6,047
Nucor Corp.	6.400%	12/1/37	6,238	7,776
Nucor Corp.	5.200%	8/1/43	13,250	14,928
Packaging Corp. of America	3.900%	6/15/22	6,015	6,168
Packaging Corp. of America	4.500%	11/1/23	15,670	16,545
Packaging Corp. of America	3.650%	9/15/24	4,825	4,818
Placer Dome Inc.	6.450%	10/15/35	2,175	2,294
Plum Creek Timberlands LP	4.700%	3/15/21	3,655	3,866
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,290	1,409
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	7,078	7,511
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	5,375	5,323
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	9,096	8,554
Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	5,000	5,024
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	875	955
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	4,968	5,345
PPG Industries Inc.	2.300%	11/15/19	10,043	10,067
PPG Industries Inc.	3.600%	11/15/20	4,650	4,812
PPG Industries Inc.	5.500%	11/15/40	3,825	4,352
Praxair Inc.	1.250%	11/7/18	100	99
Praxair Inc.	4.500%	8/15/19	2,590	2,754
Praxair Inc.	2.250%	9/24/20	1,500	1,487
Praxair Inc.	3.000%	9/1/21	5,970	6,060
Praxair Inc.	2.450%	2/15/22	20,085	19,890
Praxair Inc.	2.200%	8/15/22	4,319	4,202
Praxair Inc.	2.650%	2/5/25	4,500	4,344
Praxair Inc.	3.200%	1/30/26	4,750	4,720
Praxair Inc.	3.550%	11/7/42	2,250	2,082
Rayonier Inc.	3.750%	4/1/22	2,875	2,857
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,790	1,795
Reliance Steel & Aluminum Co.	6.850%	11/15/36	1,635	1,719
Rio Tinto Alcan Inc.	5.750%	6/1/35	9,604	10,174
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	3,175	3,666
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	6,150	6,530
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	7,639	7,988
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	42,800	44,177
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	7,009	9,039
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	13,381	15,289
Rio Tinto Finance USA plc	3.500%	3/22/22	953	985
Rio Tinto Finance USA plc	2.875%	8/21/22	1,846	1,850
Rio Tinto Finance USA plc	4.750%	3/22/42	418	447
Rio Tinto Finance USA plc	4.125%	8/21/42	120	118
Rohm & Haas Co.	7.850%	7/15/29	3,015	4,061
RPM International Inc.	6.125%	10/15/19	2,493	2,726
RPM International Inc.	3.450%	11/15/22	4,585	4,548
RPM International Inc.	5.250%	6/1/45	3,392	3,329
Sherwin-Williams Co.	3.450%	8/1/25	9,300	9,164
Sherwin-Williams Co.	4.000%	12/15/42	2,000	1,806
Sherwin-Williams Co.	4.550%	8/1/45	3,044	2,997
Southern Copper Corp.	5.375%	4/16/20	1,238	1,343
Southern Copper Corp.	3.500%	11/8/22	8,000	7,960
Southern Copper Corp.	3.875%	4/23/25	1,225	1,199
Southern Copper Corp.	7.500%	7/27/35	5,544	6,389
Southern Copper Corp.	6.750%	4/16/40	2,565	2,754
Southern Copper Corp.	5.250%	11/8/42	16,320	14,974
Southern Copper Corp.	5.875%	4/23/45	32,250	31,645
Syngenta Finance NV	3.125%	3/28/22	4,100	4,075
Syngenta Finance NV	4.375%	3/28/42	2,675	2,369
Vale Canada Ltd.	7.200%	9/15/32	1,475	1,457
Vale Overseas Ltd.	5.625%	9/15/19	6,075	6,409

52

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vale Overseas Ltd.	5.875%	6/10/21	44,000	45,925
Vale Overseas Ltd.	4.375%	1/11/22	24,085	23,664
Vale Overseas Ltd.	6.250%	8/10/26	7,000	7,298
Vale Overseas Ltd.	8.250%	1/17/34	2,512	2,776
Vale Overseas Ltd.	6.875%	11/21/36	14,509	14,328
Vale Overseas Ltd.	6.875%	11/10/39	14,364	14,023
Vale SA	5.625%	9/11/42	33,459	29,569
Valspar Corp.	7.250%	6/15/19	675	747
Valspar Corp.	4.200%	1/15/22	1,000	1,034
Valspar Corp.	3.950%	1/15/26	8,700	8,667
8 Westlake Chemical Corp.	4.625%	2/15/21	10,000	10,388
Westlake Chemical Corp.	3.600%	7/15/22	1,025	1,023
8 Westlake Chemical Corp.	3.600%	8/15/26	8,120	7,750
8 Westlake Chemical Corp.	5.000%	8/15/46	7,500	7,399
Westrock MWV LLC	8.200%	1/15/30	2,268	2,957
WestRock RKT Co.	4.450%	3/1/19	9,150	9,547
WestRock RKT Co.	3.500%	3/1/20	3,755	3,819
WestRock RKT Co.	4.900%	3/1/22	3,650	3,960
Weyerhaeuser Co.	7.375%	10/1/19	8,291	9,323
Weyerhaeuser Co.	4.625%	9/15/23	5,625	6,038
Weyerhaeuser Co.	8.500%	1/15/25	2,350	3,029
Weyerhaeuser Co.	7.375%	3/15/32	7,618	9,614
Weyerhaeuser Co.	6.875%	12/15/33	2,775	3,344
Worthington Industries Inc.	4.550%	4/15/26	550	542
Yamana Gold Inc.	4.950%	7/15/24	2,105	2,058
Capital Goods (1.4%)
3M Co.	1.375%	8/7/18	1,750	1,750
3M Co.	2.000%	8/7/20	4,650	4,641
3M Co.	1.625%	9/19/21	3,100	3,016
3M Co.	3.000%	8/7/25	4,550	4,574
3M Co.	2.250%	9/19/26	9,100	8,485
3M Co.	6.375%	2/15/28	3,650	4,671
3M Co.	5.700%	3/15/37	9,723	12,203
3M Co.	3.125%	9/19/46	5,000	4,420
ABB Finance USA Inc.	2.875%	5/8/22	5,005	5,035
ABB Finance USA Inc.	4.375%	5/8/42	1,578	1,653
Avery Dennison Corp.	3.350%	4/15/23	6,675	6,530
Bemis Co. Inc.	3.100%	9/15/26	3,000	2,859
Boeing Capital Corp.	2.900%	8/15/18	400	409
Boeing Capital Corp.	4.700%	10/27/19	6,025	6,496
Boeing Co.	0.950%	5/15/18	10,450	10,400
Boeing Co.	6.000%	3/15/19	640	697
Boeing Co.	4.875%	2/15/20	13,990	15,160
Boeing Co.	1.650%	10/30/20	1,495	1,463
Boeing Co.	8.750%	8/15/21	1,310	1,649
Boeing Co.	2.350%	10/30/21	9,645	9,634
Boeing Co.	2.200%	10/30/22	4,950	4,835
Boeing Co.	1.875%	6/15/23	6,500	6,174
Boeing Co.	7.950%	8/15/24	1,323	1,737
Boeing Co.	2.850%	10/30/24	7,483	7,473
Boeing Co.	2.500%	3/1/25	9,816	9,449
Boeing Co.	7.250%	6/15/25	675	873
Boeing Co.	2.600%	10/30/25	3,400	3,290
Boeing Co.	2.250%	6/15/26	8,150	7,631
Boeing Co.	8.750%	9/15/31	850	1,313
Boeing Co.	6.125%	2/15/33	4,562	5,839
Boeing Co.	3.300%	3/1/35	6,350	5,938
Boeing Co.	6.625%	2/15/38	2,905	3,921
Boeing Co.	6.875%	3/15/39	2,853	4,011
Boeing Co.	5.875%	2/15/40	3,762	4,741
Boeing Co.	3.500%	3/1/45	6,080	5,571
Boeing Co.	3.375%	6/15/46	5,800	5,262
Carlisle Cos. Inc.	3.750%	11/15/22	3,205	3,173

	53

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Caterpillar Financial Services Corp.	1.500%	2/23/18	11,700	11,691
Caterpillar Financial Services Corp.	7.050%	10/1/18	850	926
Caterpillar Financial Services Corp.	1.800%	11/13/18	4,000	4,004
Caterpillar Financial Services Corp.	7.150%	2/15/19	20,303	22,475
Caterpillar Financial Services Corp.	1.350%	5/18/19	11,450	11,270
Caterpillar Financial Services Corp.	2.100%	6/9/19	6,625	6,647
Caterpillar Financial Services Corp.	2.250%	12/1/19	3,990	4,003
Caterpillar Financial Services Corp.	2.000%	3/5/20	3,810	3,776
Caterpillar Financial Services Corp.	2.500%	11/13/20	2,950	2,946
Caterpillar Financial Services Corp.	1.700%	8/9/21	28,000	26,886
Caterpillar Financial Services Corp.	2.750%	8/20/21	3,400	3,401
8 Caterpillar Financial Services Corp.	1.931%	10/1/21	2,177	2,094
Caterpillar Financial Services Corp.	2.850%	6/1/22	800	803
Caterpillar Financial Services Corp.	3.750%	11/24/23	3,100	3,253
Caterpillar Financial Services Corp.	3.300%	6/9/24	2,000	2,017
Caterpillar Financial Services Corp.	3.250%	12/1/24	4,315	4,354
Caterpillar Financial Services Corp.	2.400%	8/9/26	3,000	2,820
Caterpillar Inc.	7.900%	12/15/18	475	530
Caterpillar Inc.	3.900%	5/27/21	10,730	11,295
Caterpillar Inc.	3.400%	5/15/24	24,291	24,912
Caterpillar Inc.	6.050%	8/15/36	9,422	11,767
Caterpillar Inc.	5.200%	5/27/41	9,250	10,641
Caterpillar Inc.	3.803%	8/15/42	22,053	21,231
Caterpillar Inc.	4.300%	5/15/44	10,253	10,654
Caterpillar Inc.	4.750%	5/15/64	2,550	2,715
Crane Co.	2.750%	12/15/18	2,525	2,567
Crane Co.	4.450%	12/15/23	8,650	8,879
CRH America Inc.	8.125%	7/15/18	7,420	8,099
CRH America Inc.	5.750%	1/15/21	6,950	7,685
Deere & Co.	4.375%	10/16/19	6,597	7,007
Deere & Co.	2.600%	6/8/22	28,578	28,329
Deere & Co.	5.375%	10/16/29	10,557	12,618
Deere & Co.	8.100%	5/15/30	5,067	7,333
Deere & Co.	7.125%	3/3/31	525	710
Deere & Co.	3.900%	6/9/42	6,770	6,751
Dover Corp.	5.450%	3/15/18	5,160	5,399
Dover Corp.	4.300%	3/1/21	850	903
Dover Corp.	3.150%	11/15/25	8,440	8,440
Dover Corp.	5.375%	10/15/35	550	628
Dover Corp.	6.600%	3/15/38	3,115	4,085
Dover Corp.	5.375%	3/1/41	4,259	4,979
Eaton Corp.	5.600%	5/15/18	11,960	12,571
Eaton Corp.	2.750%	11/2/22	11,130	11,003
Eaton Corp.	4.000%	11/2/32	10,099	9,984
Eaton Corp.	4.150%	11/2/42	847	824
Eaton Electric Holdings LLC	3.875%	12/15/20	2,325	2,403
Embraer Netherlands Finance BV	5.050%	6/15/25	8,200	8,155
8 Embraer Overseas Ltd.	5.696%	9/16/23	5,600	5,861
Emerson Electric Co.	5.250%	10/15/18	4,645	4,936
Emerson Electric Co.	4.875%	10/15/19	3,595	3,873
Emerson Electric Co.	4.250%	11/15/20	745	799
Emerson Electric Co.	2.625%	12/1/21	13,250	13,354
Emerson Electric Co.	2.625%	2/15/23	4,350	4,305
Emerson Electric Co.	3.150%	6/1/25	5,900	5,965
Emerson Electric Co.	6.000%	8/15/32	940	1,135
Emerson Electric Co.	6.125%	4/15/39	1,860	2,353
Exelis Inc.	5.550%	10/1/21	4,900	5,392
FLIR Systems Inc.	3.125%	6/15/21	3,000	3,007
Flowserve Corp.	3.500%	9/15/22	16,800	16,787
Flowserve Corp.	4.000%	11/15/23	4,325	4,377
8 Fortive Corp.	1.800%	6/15/19	1,500	1,492
8 Fortive Corp.	2.350%	6/15/21	12,055	11,887
8 Fortive Corp.	3.150%	6/15/26	5,865	5,761
8 Fortive Corp.	4.300%	6/15/46	6,525	6,420

	54

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Fortune Brands Home & Security Inc.	3.000%	6/15/20	3,430	3,460
Fortune Brands Home & Security Inc.	4.000%	6/15/25	4,900	4,995
General Dynamics Corp.	3.875%	7/15/21	5,954	6,312
General Dynamics Corp.	2.250%	11/15/22	8,965	8,813
General Dynamics Corp.	1.875%	8/15/23	6,990	6,620
General Dynamics Corp.	2.125%	8/15/26	4,500	4,141
General Dynamics Corp.	3.600%	11/15/42	2,418	2,282
General Electric Capital Corp.	5.625%	9/15/17	60	62
General Electric Capital Corp.	6.000%	8/7/19	13,750	15,192
General Electric Capital Corp.	2.100%	12/11/19	1,341	1,356
General Electric Capital Corp.	5.500%	1/8/20	20,899	22,932
General Electric Capital Corp.	2.200%	1/9/20	14,731	14,768
General Electric Capital Corp.	5.550%	5/4/20	15,926	17,704
General Electric Capital Corp.	4.375%	9/16/20	14,858	15,958
General Electric Capital Corp.	4.625%	1/7/21	11,471	12,443
General Electric Capital Corp.	5.300%	2/11/21	10,422	11,550
General Electric Capital Corp.	4.650%	10/17/21	17,270	18,906
General Electric Capital Corp.	3.150%	9/7/22	4,743	4,836
General Electric Capital Corp.	3.100%	1/9/23	12,856	13,040
General Electric Capital Corp.	3.450%	5/15/24	4,545	4,667
General Electric Capital Corp.	6.750%	3/15/32	31,197	41,351
General Electric Capital Corp.	7.500%	8/21/35	100	134
General Electric Capital Corp.	6.150%	8/7/37	8,417	10,826
General Electric Capital Corp.	5.875%	1/14/38	31,838	40,001
General Electric Capital Corp.	6.875%	1/10/39	18,599	26,200
General Electric Co.	2.700%	10/9/22	35,369	35,323
General Electric Co.	3.375%	3/11/24	6,260	6,431
General Electric Co.	4.125%	10/9/42	24,824	25,048
General Electric Co.	4.500%	3/11/44	26,082	27,835
Harris Corp.	1.999%	4/27/18	5,898	5,903
Harris Corp.	2.700%	4/27/20	2,540	2,530
Harris Corp.	4.400%	12/15/20	3,995	4,216
Harris Corp.	3.832%	4/27/25	9,780	9,927
Harris Corp.	4.854%	4/27/35	8,375	8,755
Harris Corp.	6.150%	12/15/40	7,628	8,662
Harris Corp.	5.054%	4/27/45	5,106	5,364
Hexcel Corp.	4.700%	8/15/25	1,400	1,435
Honeywell International Inc.	1.400%	10/30/19	7,650	7,580
Honeywell International Inc.	4.250%	3/1/21	12,025	12,982
Honeywell International Inc.	1.850%	11/1/21	14,000	13,674
Honeywell International Inc.	3.350%	12/1/23	9,160	9,393
Honeywell International Inc.	2.500%	11/1/26	14,875	14,063
Honeywell International Inc.	5.700%	3/15/36	1,435	1,751
Honeywell International Inc.	5.700%	3/15/37	6,851	8,424
Honeywell International Inc.	5.375%	3/1/41	9,890	12,022
Hubbell Inc.	3.350%	3/1/26	4,750	4,713
Illinois Tool Works Inc.	1.950%	3/1/19	1,000	1,006
Illinois Tool Works Inc.	6.250%	4/1/19	12,700	13,884
Illinois Tool Works Inc.	3.375%	9/15/21	1,465	1,524
Illinois Tool Works Inc.	3.500%	3/1/24	2,014	2,080
Illinois Tool Works Inc.	2.650%	11/15/26	16,300	15,533
Illinois Tool Works Inc.	4.875%	9/15/41	1,145	1,286
Illinois Tool Works Inc.	3.900%	9/1/42	18,606	18,582
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	11,190	12,072
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	6,850	6,967
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	11,425	12,064
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	3,700	4,355
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	4,000	3,990
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	2,200	2,227
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	3,500	3,553
John Deere Capital Corp.	1.350%	1/16/18	2,800	2,797
John Deere Capital Corp.	1.300%	3/12/18	13,769	13,734
John Deere Capital Corp.	1.600%	7/13/18	1,200	1,199
John Deere Capital Corp.	1.750%	8/10/18	4,500	4,508

55

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	5.750%	9/10/18	3,890	4,150
John Deere Capital Corp.	1.950%	12/13/18	10,375	10,427
John Deere Capital Corp.	1.950%	1/8/19	4,100	4,117
John Deere Capital Corp.	1.950%	3/4/19	10,200	10,236
John Deere Capital Corp.	2.250%	4/17/19	5,300	5,353
John Deere Capital Corp.	1.250%	10/9/19	15,000	14,730
John Deere Capital Corp.	1.700%	1/15/20	5,535	5,465
John Deere Capital Corp.	2.050%	3/10/20	4,900	4,871
John Deere Capital Corp.	2.375%	7/14/20	1,000	1,002
John Deere Capital Corp.	2.450%	9/11/20	3,500	3,513
John Deere Capital Corp.	2.550%	1/8/21	200	201
John Deere Capital Corp.	2.800%	3/4/21	6,800	6,874
John Deere Capital Corp.	3.900%	7/12/21	5,850	6,202
John Deere Capital Corp.	3.150%	10/15/21	7,849	8,033
John Deere Capital Corp.	2.750%	3/15/22	1,645	1,644
John Deere Capital Corp.	2.800%	1/27/23	6,060	6,037
John Deere Capital Corp.	2.800%	3/6/23	10,065	10,048
John Deere Capital Corp.	3.350%	6/12/24	17,600	17,949
John Deere Capital Corp.	3.400%	9/11/25	2,685	2,756
John Deere Capital Corp.	2.650%	6/10/26	2,100	2,022
Johnson Controls International plc	5.000%	3/30/20	16,687	17,898
Johnson Controls International plc	4.250%	3/1/21	750	795
Johnson Controls International plc	3.750%	12/1/21	50	52
Johnson Controls International plc	3.900%	2/14/26	11,677	11,993
Johnson Controls International plc	6.000%	1/15/36	1,920	2,208
Johnson Controls International plc	5.700%	3/1/41	1,500	1,699
Johnson Controls International plc	5.250%	12/1/41	5,183	5,545
Johnson Controls International plc	0.000%	7/2/44	1,447	1,433
Johnson Controls International plc	5.125%	9/14/45	2,447	2,575
Johnson Controls International plc	0.000%	7/2/64	3,820	3,547
Kennametal Inc.	2.650%	11/1/19	3,650	3,622
Kennametal Inc.	3.875%	2/15/22	2,650	2,621
L3 Technologies Inc.	5.200%	10/15/19	12,900	13,885
L3 Technologies Inc.	4.750%	7/15/20	11,850	12,595
L3 Technologies Inc.	4.950%	2/15/21	11,525	12,400
L3 Technologies Inc.	3.950%	5/28/24	466	472
L3 Technologies Inc.	3.850%	12/15/26	1,000	993
Lafarge SA	7.125%	7/15/36	5,000	6,031
Leggett & Platt Inc.	3.800%	11/15/24	4,600	4,619
Legrand France SA	8.500%	2/15/25	2,575	3,323
Lennox International Inc.	3.000%	11/15/23	1,000	967
Lockheed Martin Corp.	1.850%	11/23/18	8,669	8,703
Lockheed Martin Corp.	4.250%	11/15/19	9,281	9,872
Lockheed Martin Corp.	2.500%	11/23/20	10,410	10,493
Lockheed Martin Corp.	3.350%	9/15/21	15,103	15,584
Lockheed Martin Corp.	3.100%	1/15/23	8,210	8,287
Lockheed Martin Corp.	2.900%	3/1/25	2,652	2,582
Lockheed Martin Corp.	3.550%	1/15/26	23,700	24,122
Lockheed Martin Corp.	3.600%	3/1/35	7,435	7,056
Lockheed Martin Corp.	4.500%	5/15/36	4,695	4,984
Lockheed Martin Corp.	6.150%	9/1/36	18,810	23,516
Lockheed Martin Corp.	5.500%	11/15/39	5,302	6,207
Lockheed Martin Corp.	5.720%	6/1/40	5,335	6,430
Lockheed Martin Corp.	4.850%	9/15/41	4,872	5,341
Lockheed Martin Corp.	4.070%	12/15/42	2,550	2,515
Lockheed Martin Corp.	3.800%	3/1/45	5,932	5,610
Lockheed Martin Corp.	4.700%	5/15/46	15,078	16,402
Martin Marietta Materials Inc.	6.600%	4/15/18	4,455	4,691
Mohawk Industries Inc.	3.850%	2/1/23	12,690	12,980
Northrop Grumman Corp.	5.050%	8/1/19	2,810	3,012
Northrop Grumman Corp.	3.500%	3/15/21	14,828	15,328
Northrop Grumman Corp.	3.250%	8/1/23	5,342	5,440
Northrop Grumman Corp.	3.200%	2/1/27	23,800	23,516
Northrop Grumman Corp.	5.050%	11/15/40	6,925	7,686

56

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Northrop Grumman Corp.	4.750%	6/1/43	7,729	8,406
Northrop Grumman Corp.	3.850%	4/15/45	1,454	1,378
Northrop Grumman Systems Corp.	7.875%	3/1/26	2,475	3,287
Northrop Grumman Systems Corp.	7.750%	2/15/31	381	527
Owens Corning	4.200%	12/15/22	9,329	9,685
Owens Corning	4.200%	12/1/24	3,190	3,265
Owens Corning	3.400%	8/15/26	4,900	4,652
Owens Corning	7.000%	12/1/36	1,895	2,232
Parker-Hannifin Corp.	5.500%	5/15/18	965	1,016
Parker-Hannifin Corp.	3.500%	9/15/22	3,400	3,525
Parker-Hannifin Corp.	3.300%	11/21/24	7,600	7,695
Parker-Hannifin Corp.	4.200%	11/21/34	5,503	5,630
Parker-Hannifin Corp.	6.250%	5/15/38	4,203	5,356
Parker-Hannifin Corp.	4.450%	11/21/44	4,650	4,905
Pentair Finance SA	2.650%	12/1/19	2,204	2,195
Pentair Finance SA	3.625%	9/15/20	2,000	2,035
Pentair Finance SA	5.000%	5/15/21	1,210	1,286
Pentair Finance SA	3.150%	9/15/22	880	858
Pentair Finance SA	4.650%	9/15/25	125	128
Precision Castparts Corp.	1.250%	1/15/18	15,433	15,412
Precision Castparts Corp.	2.250%	6/15/20	4,800	4,817
Precision Castparts Corp.	2.500%	1/15/23	18,027	17,709
Precision Castparts Corp.	3.250%	6/15/25	9,005	9,065
Precision Castparts Corp.	4.200%	6/15/35	1,800	1,878
Precision Castparts Corp.	3.900%	1/15/43	4,625	4,530
Precision Castparts Corp.	4.375%	6/15/45	2,012	2,119
Raytheon Co.	6.400%	12/15/18	240	262
Raytheon Co.	4.400%	2/15/20	2,821	3,011
Raytheon Co.	3.125%	10/15/20	4,235	4,366
Raytheon Co.	2.500%	12/15/22	12,845	12,772
Raytheon Co.	3.150%	12/15/24	4,625	4,651
Raytheon Co.	7.200%	8/15/27	4,310	5,781
Raytheon Co.	4.875%	10/15/40	1,515	1,703
Raytheon Co.	4.700%	12/15/41	8,175	9,007
Raytheon Co.	4.200%	12/15/44	2,400	2,461
Republic Services Inc.	3.800%	5/15/18	6,400	6,569
Republic Services Inc.	5.500%	9/15/19	15,040	16,351
Republic Services Inc.	5.000%	3/1/20	5,810	6,243
Republic Services Inc.	5.250%	11/15/21	11,494	12,746
Republic Services Inc.	3.550%	6/1/22	4,700	4,872
Republic Services Inc.	4.750%	5/15/23	2,650	2,870
Republic Services Inc.	3.200%	3/15/25	7,100	6,984
Republic Services Inc.	2.900%	7/1/26	375	357
Republic Services Inc.	6.200%	3/1/40	6,273	7,851
Republic Services Inc.	5.700%	5/15/41	11,298	13,521
Rockwell Automation Inc.	2.050%	3/1/20	5,900	5,879
Rockwell Automation Inc.	6.700%	1/15/28	4,026	5,149
Rockwell Automation Inc.	6.250%	12/1/37	4,385	5,412
Rockwell Collins Inc.	5.250%	7/15/19	265	285
Rockwell Collins Inc.	3.100%	11/15/21	2,350	2,353
Rockwell Collins Inc.	4.800%	12/15/43	3,400	3,538
Roper Technologies Inc.	2.050%	10/1/18	16,700	16,744
Roper Technologies Inc.	6.250%	9/1/19	3,010	3,306
Roper Technologies Inc.	3.000%	12/15/20	1,400	1,412
Roper Technologies Inc.	2.800%	12/15/21	1,000	999
Roper Technologies Inc.	3.125%	11/15/22	3,968	3,966
Roper Technologies Inc.	3.850%	12/15/25	1,200	1,206
Roper Technologies Inc.	3.800%	12/15/26	3,000	3,020
Snap-on Inc.	6.125%	9/1/21	3,700	4,275
Sonoco Products Co.	5.750%	11/1/40	6,500	7,244
Spirit AeroSystems Inc.	5.250%	3/15/22	600	623
Spirit AeroSystems Inc.	3.850%	6/15/26	7,770	7,576
Stanley Black & Decker Inc.	1.622%	11/17/18	5,100	5,070
Stanley Black & Decker Inc.	2.451%	11/17/18	2,150	2,170

57

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Stanley Black & Decker Inc.	3.400%	12/1/21	4,625	4,765
Stanley Black & Decker Inc.	2.900%	11/1/22	1,956	1,959
Stanley Black & Decker Inc.	5.200%	9/1/40	3,428	3,713
5 Stanley Black & Decker Inc.	5.750%	12/15/53	200	211
Textron Inc.	7.250%	10/1/19	4,140	4,670
Textron Inc.	4.300%	3/1/24	3,725	3,874
Textron Inc.	3.875%	3/1/25	6,135	6,167
Textron Inc.	4.000%	3/15/26	3,000	3,004
Timken Co.	3.875%	9/1/24	1,000	976
United Technologies Corp.	1.500%	11/1/19	7,000	6,942
United Technologies Corp.	4.500%	4/15/20	29,953	32,135
United Technologies Corp.	1.950%	11/1/21	2,850	2,789
United Technologies Corp.	3.100%	6/1/22	13,956	14,303
United Technologies Corp.	2.650%	11/1/26	3,000	2,869
United Technologies Corp.	6.700%	8/1/28	2,397	3,116
United Technologies Corp.	7.500%	9/15/29	4,821	6,687
United Technologies Corp.	5.400%	5/1/35	7,075	8,234
United Technologies Corp.	6.050%	6/1/36	8,612	10,754
United Technologies Corp.	6.125%	7/15/38	6,546	8,399
United Technologies Corp.	5.700%	4/15/40	10,545	12,865
United Technologies Corp.	4.500%	6/1/42	42,634	45,534
United Technologies Corp.	4.150%	5/15/45	5,125	5,161
United Technologies Corp.	3.750%	11/1/46	8,000	7,523
Valmont Industries Inc.	6.625%	4/20/20	140	155
Valmont Industries Inc.	5.000%	10/1/44	1,900	1,661
Valmont Industries Inc.	5.250%	10/1/54	4,550	3,953
Vulcan Materials Co.	7.500%	6/15/21	5,560	6,542
Vulcan Materials Co.	4.500%	4/1/25	3,200	3,346
8 Wabtec Corp.	3.450%	11/15/26	7,200	6,919
Waste Management Inc.	6.100%	3/15/18	450	473
Waste Management Inc.	4.750%	6/30/20	9,919	10,668
Waste Management Inc.	4.600%	3/1/21	9,470	10,171
Waste Management Inc.	2.400%	5/15/23	10,750	10,397
Waste Management Inc.	3.500%	5/15/24	2,600	2,678
Waste Management Inc.	3.125%	3/1/25	7,545	7,526
Waste Management Inc.	3.900%	3/1/35	2,202	2,180
Waste Management Inc.	6.125%	11/30/39	550	690
Waste Management Inc.	4.100%	3/1/45	5,859	5,793
WW Grainger Inc.	4.600%	6/15/45	15,600	16,636
WW Grainger Inc.	3.750%	5/15/46	5,125	4,781
Xylem Inc.	4.875%	10/1/21	150	162
Xylem Inc.	4.375%	11/1/46	2,850	2,797
Communication (2.6%)
21st Century Fox America Inc.	7.250%	5/18/18	365	391
21st Century Fox America Inc.	6.900%	3/1/19	3,045	3,346
21st Century Fox America Inc.	5.650%	8/15/20	4,701	5,167
21st Century Fox America Inc.	4.500%	2/15/21	7,900	8,439
21st Century Fox America Inc.	3.000%	9/15/22	3,560	3,535
21st Century Fox America Inc.	3.700%	9/15/24	1,275	1,289
21st Century Fox America Inc.	3.700%	10/15/25	4,850	4,904
21st Century Fox America Inc.	7.700%	10/30/25	1,225	1,583
8 21st Century Fox America Inc.	3.375%	11/15/26	7,000	6,853
21st Century Fox America Inc.	6.550%	3/15/33	13,365	16,252
21st Century Fox America Inc.	6.200%	12/15/34	15,141	17,736
21st Century Fox America Inc.	6.400%	12/15/35	24,365	29,051
21st Century Fox America Inc.	8.150%	10/17/36	2,075	2,814
21st Century Fox America Inc.	6.150%	3/1/37	10,123	11,820
21st Century Fox America Inc.	6.650%	11/15/37	760	934
21st Century Fox America Inc.	6.900%	8/15/39	7,648	9,557
21st Century Fox America Inc.	6.150%	2/15/41	4,548	5,370
21st Century Fox America Inc.	5.400%	10/1/43	10,250	11,076
21st Century Fox America Inc.	4.750%	9/15/44	8,050	8,003
21st Century Fox America Inc.	4.950%	10/15/45	727	745

	58

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
21st Century Fox America Inc.	7.750%	12/1/45	5,160	7,128
8 21st Century Fox America Inc.	4.750%	11/15/46	2,000	2,004
8 Activision Blizzard Inc.	2.300%	9/15/21	17,600	17,056
8 Activision Blizzard Inc.	3.400%	9/15/26	20,835	19,555
America Movil SAB de CV	5.000%	10/16/19	2,275	2,437
America Movil SAB de CV	5.000%	3/30/20	11,991	12,778
America Movil SAB de CV	3.125%	7/16/22	36,200	35,737
America Movil SAB de CV	6.375%	3/1/35	21,517	24,927
America Movil SAB de CV	6.125%	11/15/37	4,568	5,227
America Movil SAB de CV	6.125%	3/30/40	14,500	16,654
America Movil SAB de CV	4.375%	7/16/42	10,375	9,583
American Tower Corp.	4.500%	1/15/18	20,765	21,311
American Tower Corp.	3.400%	2/15/19	6,325	6,462
American Tower Corp.	2.800%	6/1/20	6,759	6,771
American Tower Corp.	5.050%	9/1/20	5,045	5,410
American Tower Corp.	3.300%	2/15/21	4,052	4,096
American Tower Corp.	3.450%	9/15/21	18,125	18,341
American Tower Corp.	5.900%	11/1/21	7,025	7,868
American Tower Corp.	2.250%	1/15/22	6,375	6,097
American Tower Corp.	3.500%	1/31/23	18,825	18,833
American Tower Corp.	5.000%	2/15/24	11,150	11,962
American Tower Corp.	4.000%	6/1/25	5,465	5,465
American Tower Corp.	4.400%	2/15/26	2,500	2,555
American Tower Corp.	3.375%	10/15/26	4,000	3,781
American Tower Corp.	3.125%	1/15/27	8,450	7,785
Ameritech Capital Funding Corp.	6.550%	1/15/28	445	504
AT&T Corp.	8.250%	11/15/31	16,803	23,086
AT&T Inc.	1.400%	12/1/17	2,150	2,145
AT&T Inc.	5.500%	2/1/18	6,171	6,404
AT&T Inc.	5.600%	5/15/18	8,995	9,434
AT&T Inc.	2.375%	11/27/18	18,990	19,138
AT&T Inc.	5.800%	2/15/19	28,560	30,649
AT&T Inc.	2.300%	3/11/19	6,342	6,363
AT&T Inc.	5.875%	10/1/19	25,645	28,013
AT&T Inc.	5.200%	3/15/20	16,889	18,133
AT&T Inc.	2.450%	6/30/20	41,668	41,304
AT&T Inc.	4.600%	2/15/21	13,727	14,502
AT&T Inc.	2.800%	2/17/21	24,664	24,498
AT&T Inc.	5.000%	3/1/21	11,528	12,392
AT&T Inc.	4.450%	5/15/21	3,000	3,166
AT&T Inc.	3.875%	8/15/21	23,823	24,544
AT&T Inc.	3.000%	2/15/22	12,961	12,849
AT&T Inc.	3.800%	3/15/22	21,651	22,138
AT&T Inc.	3.000%	6/30/22	26,900	26,373
AT&T Inc.	2.625%	12/1/22	17,204	16,456
AT&T Inc.	3.600%	2/17/23	26,950	27,038
AT&T Inc.	4.450%	4/1/24	4,775	4,970
AT&T Inc.	3.950%	1/15/25	32,910	32,910
AT&T Inc.	3.400%	5/15/25	18,250	17,516
AT&T Inc.	4.125%	2/17/26	7,825	7,893
AT&T Inc.	6.450%	6/15/34	7,510	8,487
AT&T Inc.	4.500%	5/15/35	17,850	17,226
AT&T Inc.	6.500%	9/1/37	12,228	14,367
AT&T Inc.	6.300%	1/15/38	9,050	10,216
AT&T Inc.	6.550%	2/15/39	22,474	26,145
AT&T Inc.	6.350%	3/15/40	11,125	12,660
AT&T Inc.	6.000%	8/15/40	10,547	11,659
AT&T Inc.	5.350%	9/1/40	44,743	45,538
AT&T Inc.	6.375%	3/1/41	8,137	9,360
AT&T Inc.	5.550%	8/15/41	5,060	5,277
AT&T Inc.	5.150%	3/15/42	28,534	28,381
AT&T Inc.	4.300%	12/15/42	18,950	16,938
AT&T Inc.	4.800%	6/15/44	31,690	29,990
AT&T Inc.	4.350%	6/15/45	12,278	10,873

	59

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	4.750%	5/15/46	24,779	23,473
AT&T Inc.	5.650%	2/15/47	5,000	5,366
AT&T Inc.	4.500%	3/9/48	34,313	30,878
AT&T Inc.	4.550%	3/9/49	11,495	10,320
AT&T Mobility LLC	7.125%	12/15/31	7,840	9,711
BellSouth Capital Funding Corp.	7.875%	2/15/30	6,440	8,034
BellSouth LLC	6.875%	10/15/31	6,590	7,688
BellSouth LLC	6.550%	6/15/34	2,380	2,608
BellSouth LLC	6.000%	11/15/34	1,912	1,978
BellSouth Telecommunications LLC	6.375%	6/1/28	6,748	7,503
British Telecommunications plc	5.950%	1/15/18	18,440	19,206
British Telecommunications plc	2.350%	2/14/19	2,700	2,712
British Telecommunications plc	9.125%	12/15/30	18,046	27,347
CBS Corp.	4.625%	5/15/18	4,874	5,057
CBS Corp.	2.300%	8/15/19	6,360	6,379
CBS Corp.	5.750%	4/15/20	12,060	13,296
CBS Corp.	4.300%	2/15/21	7,575	8,027
CBS Corp.	3.375%	3/1/22	6,437	6,541
CBS Corp.	3.700%	8/15/24	3,775	3,800
CBS Corp.	3.500%	1/15/25	2,850	2,813
CBS Corp.	4.000%	1/15/26	5,499	5,578
CBS Corp.	2.900%	1/15/27	14,300	13,224
CBS Corp.	7.875%	7/30/30	2,339	3,160
CBS Corp.	5.500%	5/15/33	668	695
CBS Corp.	5.900%	10/15/40	1,400	1,566
CBS Corp.	4.850%	7/1/42	4,943	4,838
CBS Corp.	4.900%	8/15/44	10,879	10,866
CBS Corp.	4.600%	1/15/45	7,650	7,372
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	11,201	11,381
Charter Communications Operating LLC / Charter
Communications Operating Capital	3.579%	7/23/20	23,075	23,510
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.464%	7/23/22	19,025	19,948
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.908%	7/23/25	44,135	46,360
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.384%	10/23/35	20,640	23,499
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.484%	10/23/45	35,080	40,499
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.834%	10/23/55	4,700	5,481
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	7,156	9,638
Comcast Corp.	6.300%	11/15/17	39,128	40,792
Comcast Corp.	5.875%	2/15/18	21,618	22,657
Comcast Corp.	5.700%	5/15/18	9,112	9,616
Comcast Corp.	5.700%	7/1/19	7,375	8,070
Comcast Corp.	5.150%	3/1/20	9,043	9,859
Comcast Corp.	3.125%	7/15/22	3,679	3,750
Comcast Corp.	2.850%	1/15/23	525	523
Comcast Corp.	2.750%	3/1/23	9,925	9,828
Comcast Corp.	3.600%	3/1/24	1,295	1,336
Comcast Corp.	3.375%	2/15/25	6,307	6,358
Comcast Corp.	3.375%	8/15/25	13,204	13,258
Comcast Corp.	3.150%	3/1/26	9,954	9,806
Comcast Corp.	2.350%	1/15/27	1,000	920
Comcast Corp.	4.250%	1/15/33	15,572	16,127
Comcast Corp.	7.050%	3/15/33	3,152	4,218
Comcast Corp.	4.200%	8/15/34	12,550	12,820
Comcast Corp.	5.650%	6/15/35	3,671	4,356
Comcast Corp.	4.400%	8/15/35	7,500	7,833
Comcast Corp.	6.500%	11/15/35	17,480	22,446
Comcast Corp.	3.200%	7/15/36	8,425	7,541
Comcast Corp.	6.450%	3/15/37	9,619	12,333
Comcast Corp.	6.950%	8/15/37	12,476	16,969

60

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	6.400%	5/15/38	15,921	20,384
Comcast Corp.	6.550%	7/1/39	2,436	3,180
Comcast Corp.	6.400%	3/1/40	1,800	2,339
Comcast Corp.	4.650%	7/15/42	21,792	22,596
Comcast Corp.	4.500%	1/15/43	8,211	8,430
Comcast Corp.	4.750%	3/1/44	7,050	7,522
Comcast Corp.	4.600%	8/15/45	17,930	18,636
Comcast Corp.	3.400%	7/15/46	22,500	19,443
Crown Castle International Corp.	3.400%	2/15/21	14,450	14,631
Crown Castle International Corp.	2.250%	9/1/21	6,875	6,626
Crown Castle International Corp.	4.875%	4/15/22	6,800	7,259
Crown Castle International Corp.	5.250%	1/15/23	14,350	15,552
Crown Castle International Corp.	4.450%	2/15/26	15,200	15,675
Crown Castle International Corp.	3.700%	6/15/26	11,750	11,520
Deutsche Telekom International Finance BV	6.750%	8/20/18	4,965	5,346
Deutsche Telekom International Finance BV	6.000%	7/8/19	10,925	11,943
Deutsche Telekom International Finance BV	8.750%	6/15/30	39,330	57,762
Deutsche Telekom International Finance BV	9.250%	6/1/32	600	921
Discovery Communications LLC	5.050%	6/1/20	9,925	10,647
Discovery Communications LLC	4.375%	6/15/21	4,925	5,191
Discovery Communications LLC	3.300%	5/15/22	6,850	6,822
Discovery Communications LLC	3.250%	4/1/23	2,500	2,447
Discovery Communications LLC	3.450%	3/15/25	3,950	3,759
Discovery Communications LLC	4.900%	3/11/26	10,500	11,047
Discovery Communications LLC	6.350%	6/1/40	295	313
Discovery Communications LLC	4.950%	5/15/42	12,075	10,900
Discovery Communications LLC	4.875%	4/1/43	423	390
Electronic Arts Inc.	3.700%	3/1/21	6,750	6,961
Electronic Arts Inc.	4.800%	3/1/26	5,100	5,374
Grupo Televisa SAB	6.000%	5/15/18	600	632
Grupo Televisa SAB	6.625%	3/18/25	3,939	4,461
Grupo Televisa SAB	4.625%	1/30/26	2,550	2,575
Grupo Televisa SAB	8.500%	3/11/32	535	650
Grupo Televisa SAB	6.625%	1/15/40	7,918	8,345
Grupo Televisa SAB	5.000%	5/13/45	7,686	6,577
Grupo Televisa SAB	6.125%	1/31/46	12,817	12,715
GTE Corp.	6.940%	4/15/28	13,183	16,307
Historic TW Inc.	9.150%	2/1/23	8,925	11,526
Historic TW Inc.	6.625%	5/15/29	2,841	3,472
Interpublic Group of Cos. Inc.	3.750%	2/15/23	6,300	6,314
Interpublic Group of Cos. Inc.	4.200%	4/15/24	16,600	16,891
Koninklijke KPN NV	8.375%	10/1/30	6,321	8,412
Moody's Corp.	2.750%	7/15/19	3,404	3,441
Moody's Corp.	5.500%	9/1/20	1,000	1,095
Moody's Corp.	4.500%	9/1/22	15,750	16,806
Moody's Corp.	4.875%	2/15/24	6,360	6,877
Moody's Corp.	5.250%	7/15/44	8,400	9,195
NBCUniversal Media LLC	5.150%	4/30/20	16,030	17,538
NBCUniversal Media LLC	4.375%	4/1/21	21,345	23,021
NBCUniversal Media LLC	2.875%	1/15/23	22,820	22,764
NBCUniversal Media LLC	6.400%	4/30/40	23,975	30,930
NBCUniversal Media LLC	5.950%	4/1/41	7,883	9,628
NBCUniversal Media LLC	4.450%	1/15/43	14,555	14,808
New Cingular Wireless Services Inc.	8.750%	3/1/31	695	980
Omnicom Group Inc.	6.250%	7/15/19	770	847
Omnicom Group Inc.	4.450%	8/15/20	21,640	22,962
Omnicom Group Inc.	3.625%	5/1/22	24,678	25,340
Omnicom Group Inc.	3.650%	11/1/24	10,663	10,677
Omnicom Group Inc.	3.600%	4/15/26	6,000	5,921
Orange SA	2.750%	2/6/19	1,900	1,925
Orange SA	5.375%	7/8/19	9,559	10,295
Orange SA	1.625%	11/3/19	7,500	7,378
Orange SA	4.125%	9/14/21	24,420	25,766
Orange SA	9.000%	3/1/31	22,269	33,494

61

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Orange SA	5.375%	1/13/42	19,795	22,211
Orange SA	5.500%	2/6/44	4,341	4,985
Pacific Bell Telephone Co.	7.125%	3/15/26	625	751
Qwest Corp.	6.750%	12/1/21	14,604	15,905
Qwest Corp.	7.250%	9/15/25	1,360	1,448
Qwest Corp.	6.875%	9/15/33	18,920	17,903
Qwest Corp.	7.125%	11/15/43	13,510	12,834
RELX Capital Inc.	3.125%	10/15/22	18,518	18,290
Rogers Communications Inc.	6.800%	8/15/18	29,611	31,900
Rogers Communications Inc.	3.000%	3/15/23	6,425	6,378
Rogers Communications Inc.	3.625%	12/15/25	240	242
Rogers Communications Inc.	2.900%	11/15/26	3,900	3,635
Rogers Communications Inc.	7.500%	8/15/38	1,248	1,651
Rogers Communications Inc.	4.500%	3/15/43	3,648	3,559
Rogers Communications Inc.	5.000%	3/15/44	10,309	11,007
S&P Global Inc.	2.500%	8/15/18	4,175	4,207
S&P Global Inc.	3.300%	8/14/20	6,125	6,224
S&P Global Inc.	4.000%	6/15/25	5,375	5,499
S&P Global Inc.	4.400%	2/15/26	10,900	11,468
8 S&P Global Inc.	2.950%	1/22/27	9,750	9,087
S&P Global Inc.	6.550%	11/15/37	6,950	8,247
Scripps Networks Interactive Inc.	2.750%	11/15/19	5,850	5,930
Scripps Networks Interactive Inc.	2.800%	6/15/20	5,375	5,399
Scripps Networks Interactive Inc.	3.500%	6/15/22	9,100	9,193
Scripps Networks Interactive Inc.	3.900%	11/15/24	2,875	2,916
Scripps Networks Interactive Inc.	3.950%	6/15/25	250	253
TCI Communications Inc.	7.875%	2/15/26	4,968	6,660
TCI Communications Inc.	7.125%	2/15/28	2,172	2,877
Telefonica Emisiones SAU	3.192%	4/27/18	18,650	18,903
Telefonica Emisiones SAU	5.877%	7/15/19	9,433	10,230
Telefonica Emisiones SAU	5.134%	4/27/20	8,605	9,204
Telefonica Emisiones SAU	5.462%	2/16/21	11,839	12,939
Telefonica Emisiones SAU	4.570%	4/27/23	15,275	15,999
Telefonica Emisiones SAU	7.045%	6/20/36	24,426	28,250
Telefonica Europe BV	8.250%	9/15/30	10,027	13,062
TELUS Corp.	2.800%	2/16/27	15,850	14,809
Thomson Reuters Corp.	4.700%	10/15/19	1,850	1,960
Thomson Reuters Corp.	4.300%	11/23/23	9,308	9,702
Thomson Reuters Corp.	3.850%	9/29/24	7,050	7,139
Thomson Reuters Corp.	3.350%	5/15/26	5,100	4,952
Thomson Reuters Corp.	5.500%	8/15/35	8,375	8,912
Thomson Reuters Corp.	5.850%	4/15/40	6,350	6,923
Thomson Reuters Corp.	4.500%	5/23/43	1,925	1,796
Thomson Reuters Corp.	5.650%	11/23/43	10,200	11,129
Time Warner Cable LLC	6.750%	7/1/18	30,914	33,008
Time Warner Cable LLC	8.750%	2/14/19	11,202	12,623
Time Warner Cable LLC	8.250%	4/1/19	12,826	14,421
Time Warner Cable LLC	5.000%	2/1/20	17,735	18,787
Time Warner Cable LLC	4.125%	2/15/21	2,100	2,171
Time Warner Cable LLC	4.000%	9/1/21	12,907	13,235
Time Warner Cable LLC	6.550%	5/1/37	12,368	14,013
Time Warner Cable LLC	7.300%	7/1/38	13,080	16,012
Time Warner Cable LLC	6.750%	6/15/39	14,120	16,464
Time Warner Cable LLC	5.875%	11/15/40	22,108	23,482
Time Warner Cable LLC	5.500%	9/1/41	9,250	9,454
Time Warner Cable LLC	4.500%	9/15/42	12,800	11,557
Time Warner Cos. Inc.	7.570%	2/1/24	1,680	2,068
Time Warner Cos. Inc.	6.950%	1/15/28	7,912	9,849
Time Warner Entertainment Co. LP	8.375%	7/15/33	6,985	9,203
Time Warner Inc.	2.100%	6/1/19	12,155	12,135
Time Warner Inc.	4.875%	3/15/20	6,505	6,946
Time Warner Inc.	4.700%	1/15/21	7,920	8,476
Time Warner Inc.	4.750%	3/29/21	14,990	16,047
Time Warner Inc.	4.000%	1/15/22	3,200	3,322

	62

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Time Warner Inc.	3.400%	6/15/22	3,670	3,689
Time Warner Inc.	4.050%	12/15/23	550	565
Time Warner Inc.	3.550%	6/1/24	7,375	7,304
Time Warner Inc.	3.600%	7/15/25	20,250	20,030
Time Warner Inc.	3.875%	1/15/26	19,350	19,343
Time Warner Inc.	3.800%	2/15/27	6,800	6,754
Time Warner Inc.	7.625%	4/15/31	11,110	15,049
Time Warner Inc.	7.700%	5/1/32	9,509	12,879
Time Warner Inc.	6.200%	3/15/40	4,895	5,646
Time Warner Inc.	6.100%	7/15/40	11,376	12,979
Time Warner Inc.	6.250%	3/29/41	11,090	12,907
Time Warner Inc.	5.375%	10/15/41	2,475	2,614
Time Warner Inc.	4.900%	6/15/42	400	396
Time Warner Inc.	5.350%	12/15/43	7,835	8,313
Time Warner Inc.	4.650%	6/1/44	8,695	8,308
Time Warner Inc.	4.850%	7/15/45	3,177	3,159
Verizon Communications Inc.	1.100%	11/1/17	2,800	2,790
Verizon Communications Inc.	5.500%	2/15/18	22,876	23,851
Verizon Communications Inc.	6.100%	4/15/18	5,914	6,251
Verizon Communications Inc.	3.650%	9/14/18	52,632	54,358
Verizon Communications Inc.	2.550%	6/17/19	100	101
Verizon Communications Inc.	1.375%	8/15/19	9,450	9,302
Verizon Communications Inc.	2.625%	2/21/20	20,442	20,608
Verizon Communications Inc.	4.500%	9/15/20	29,845	31,890
Verizon Communications Inc.	3.450%	3/15/21	12,695	13,037
Verizon Communications Inc.	4.600%	4/1/21	13,500	14,468
Verizon Communications Inc.	3.000%	11/1/21	10,435	10,512
Verizon Communications Inc.	3.500%	11/1/21	22,590	23,253
Verizon Communications Inc.	2.450%	11/1/22	24,050	23,205
Verizon Communications Inc.	5.150%	9/15/23	75,465	83,215
Verizon Communications Inc.	4.150%	3/15/24	18,460	19,205
Verizon Communications Inc.	3.500%	11/1/24	12,439	12,380
Verizon Communications Inc.	2.625%	8/15/26	28,700	26,409
Verizon Communications Inc.	7.750%	12/1/30	9,191	12,311
Verizon Communications Inc.	6.400%	9/15/33	4,588	5,532
Verizon Communications Inc.	5.050%	3/15/34	18,435	19,417
Verizon Communications Inc.	4.400%	11/1/34	35,103	34,514
Verizon Communications Inc.	5.850%	9/15/35	10,623	12,120
Verizon Communications Inc.	4.272%	1/15/36	21,615	20,781
Verizon Communications Inc.	6.250%	4/1/37	6,991	8,256
Verizon Communications Inc.	6.400%	2/15/38	9,302	11,100
Verizon Communications Inc.	6.900%	4/15/38	14,445	17,608
Verizon Communications Inc.	7.350%	4/1/39	8,809	11,387
Verizon Communications Inc.	6.000%	4/1/41	24,790	28,486
Verizon Communications Inc.	4.750%	11/1/41	12,245	12,003
Verizon Communications Inc.	3.850%	11/1/42	7,895	6,804
Verizon Communications Inc.	6.550%	9/15/43	32,645	40,458
Verizon Communications Inc.	4.125%	8/15/46	24,865	22,451
Verizon Communications Inc.	4.862%	8/21/46	41,014	41,491
Verizon Communications Inc.	4.522%	9/15/48	39,448	37,559
Verizon Communications Inc.	5.012%	8/21/54	59,840	59,377
Verizon Communications Inc.	4.672%	3/15/55	50,660	47,691
Viacom Inc.	2.500%	9/1/18	440	441
Viacom Inc.	2.200%	4/1/19	5,100	5,051
Viacom Inc.	5.625%	9/15/19	20,325	21,875
Viacom Inc.	3.875%	12/15/21	4,908	4,952
Viacom Inc.	2.250%	2/4/22	7,000	6,573
Viacom Inc.	4.250%	9/1/23	25,201	25,244
Viacom Inc.	3.875%	4/1/24	20,740	20,045
Viacom Inc.	3.450%	10/4/26	8,800	8,129
Viacom Inc.	4.850%	12/15/34	5,100	4,542
Viacom Inc.	6.875%	4/30/36	9,239	10,013
Viacom Inc.	4.500%	2/27/42	3,410	2,816
Viacom Inc.	4.375%	3/15/43	25,898	20,610

63

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Viacom Inc.	5.850%	9/1/43	6,365	6,232
Viacom Inc.	5.250%	4/1/44	2,650	2,408
Vodafone Group plc	1.500%	2/19/18	3,150	3,139
Vodafone Group plc	4.625%	7/15/18	410	426
Vodafone Group plc	5.450%	6/10/19	8,215	8,831
Vodafone Group plc	4.375%	3/16/21	3,025	3,203
Vodafone Group plc	2.500%	9/26/22	13,409	12,796
Vodafone Group plc	2.950%	2/19/23	17,439	16,886
Vodafone Group plc	7.875%	2/15/30	880	1,145
Vodafone Group plc	6.250%	11/30/32	7,425	8,489
Vodafone Group plc	6.150%	2/27/37	10,450	11,824
Vodafone Group plc	4.375%	2/19/43	29,524	26,034
Walt Disney Co.	1.650%	1/8/19	2,000	2,002
Walt Disney Co.	1.850%	5/30/19	8,905	8,938
Walt Disney Co.	0.875%	7/12/19	4,900	4,797
Walt Disney Co.	2.150%	9/17/20	4,000	4,009
Walt Disney Co.	2.300%	2/12/21	6,930	6,964
Walt Disney Co.	2.750%	8/16/21	11,318	11,488
Walt Disney Co.	2.550%	2/15/22	9,806	9,846
Walt Disney Co.	2.350%	12/1/22	6,236	6,150
Walt Disney Co.	3.150%	9/17/25	5,400	5,449
Walt Disney Co.	3.000%	2/13/26	14,650	14,581
Walt Disney Co.	1.850%	7/30/26	17,000	15,252
Walt Disney Co.	7.000%	3/1/32	2,843	3,837
Walt Disney Co.	4.375%	8/16/41	3,835	4,035
Walt Disney Co.	4.125%	12/1/41	13,425	13,607
Walt Disney Co.	3.700%	12/1/42	6,129	5,884
Walt Disney Co.	4.125%	6/1/44	11,425	11,781
WPP Finance 2010	4.750%	11/21/21	14,204	15,377
WPP Finance 2010	3.625%	9/7/22	11,006	11,195
WPP Finance 2010	3.750%	9/19/24	2,700	2,709
WPP Finance 2010	5.625%	11/15/43	4,750	5,067
Consumer Cyclical (2.1%)
Advance Auto Parts Inc.	4.500%	1/15/22	2,525	2,635
Advance Auto Parts Inc.	4.500%	12/1/23	4,221	4,376
Alibaba Group Holding Ltd.	2.500%	11/28/19	26,400	26,509
Alibaba Group Holding Ltd.	3.125%	11/28/21	10,590	10,592
Alibaba Group Holding Ltd.	3.600%	11/28/24	12,400	12,307
Alibaba Group Holding Ltd.	4.500%	11/28/34	7,150	7,130
Amazon.com Inc.	2.600%	12/5/19	16,829	17,161
Amazon.com Inc.	3.300%	12/5/21	10,499	10,873
Amazon.com Inc.	2.500%	11/29/22	7,558	7,478
Amazon.com Inc.	3.800%	12/5/24	4,680	4,912
Amazon.com Inc.	4.800%	12/5/34	18,671	20,523
Amazon.com Inc.	4.950%	12/5/44	14,075	16,033
American Honda Finance Corp.	1.600%	7/13/18	5,500	5,512
American Honda Finance Corp.	2.125%	10/10/18	8,023	8,095
American Honda Finance Corp.	1.200%	7/12/19	8,200	8,039
American Honda Finance Corp.	2.250%	8/15/19	10,775	10,840
American Honda Finance Corp.	2.450%	9/24/20	20,267	20,364
American Honda Finance Corp.	1.650%	7/12/21	10,000	9,621
American Honda Finance Corp.	1.700%	9/9/21	16,000	15,394
American Honda Finance Corp.	2.300%	9/9/26	3,950	3,665
Automatic Data Processing Inc.	2.250%	9/15/20	10,076	10,114
Automatic Data Processing Inc.	3.375%	9/15/25	6,870	7,023
AutoNation Inc.	6.750%	4/15/18	2,600	2,745
AutoNation Inc.	5.500%	2/1/20	2,376	2,559
AutoNation Inc.	3.350%	1/15/21	2,905	2,919
AutoNation Inc.	4.500%	10/1/25	7,750	7,817
AutoZone Inc.	7.125%	8/1/18	7,950	8,600
AutoZone Inc.	2.500%	4/15/21	3,605	3,570
AutoZone Inc.	3.700%	4/15/22	10,136	10,467
AutoZone Inc.	2.875%	1/15/23	3,760	3,689

64

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AutoZone Inc.	3.125%	7/15/23	375	371
AutoZone Inc.	3.250%	4/15/25	5,975	5,852
AutoZone Inc.	3.125%	4/21/26	3,910	3,758
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,790	1,803
Bed Bath & Beyond Inc.	4.915%	8/1/34	2,350	2,357
Bed Bath & Beyond Inc.	5.165%	8/1/44	8,525	7,797
Best Buy Co. Inc.	5.500%	3/15/21	2,116	2,312
Block Financial LLC	4.125%	10/1/20	5,565	5,681
Block Financial LLC	5.500%	11/1/22	2,425	2,552
Block Financial LLC	5.250%	10/1/25	10,575	10,730
BorgWarner Inc.	4.625%	9/15/20	1,000	1,052
BorgWarner Inc.	3.375%	3/15/25	3,000	2,946
BorgWarner Inc.	4.375%	3/15/45	5,615	5,401
Carnival Corp.	1.875%	12/15/17	1,950	1,958
Carnival Corp.	3.950%	10/15/20	4,050	4,263
Coach Inc.	4.250%	4/1/25	4,925	4,918
Costco Wholesale Corp.	1.700%	12/15/19	7,918	7,904
Costco Wholesale Corp.	1.750%	2/15/20	5,425	5,363
Costco Wholesale Corp.	2.250%	2/15/22	3,700	3,650
Cummins Inc.	3.650%	10/1/23	4,425	4,577
Cummins Inc.	7.125%	3/1/28	1,250	1,620
Cummins Inc.	4.875%	10/1/43	5,850	6,513
CVS Health Corp.	1.900%	7/20/18	26,960	27,044
CVS Health Corp.	2.250%	12/5/18	21,500	21,684
CVS Health Corp.	2.250%	8/12/19	19,890	19,999
CVS Health Corp.	2.800%	7/20/20	26,200	26,577
CVS Health Corp.	2.125%	6/1/21	15,875	15,580
CVS Health Corp.	3.500%	7/20/22	13,975	14,333
CVS Health Corp.	2.750%	12/1/22	17,420	17,163
CVS Health Corp.	4.750%	12/1/22	5,000	5,430
CVS Health Corp.	4.000%	12/5/23	9,856	10,360
CVS Health Corp.	3.375%	8/12/24	14,085	14,099
CVS Health Corp.	5.000%	12/1/24	6,700	7,326
CVS Health Corp.	3.875%	7/20/25	20,502	21,127
CVS Health Corp.	2.875%	6/1/26	17,100	16,263
CVS Health Corp.	4.875%	7/20/35	2,100	2,257
CVS Health Corp.	5.300%	12/5/43	11,795	13,263
CVS Health Corp.	5.125%	7/20/45	38,300	42,602
Daimler Finance North America LLC	8.500%	1/18/31	13,267	19,871
Delphi Automotive plc	3.150%	11/19/20	7,815	7,922
Delphi Automotive plc	4.250%	1/15/26	9,325	9,636
Delphi Automotive plc	4.400%	10/1/46	4,175	3,827
Delphi Corp.	4.150%	3/15/24	7,020	7,245
Dollar General Corp.	3.250%	4/15/23	10,170	10,062
Dollar General Corp.	4.150%	11/1/25	3,500	3,588
DR Horton Inc.	3.750%	3/1/19	1,575	1,610
DR Horton Inc.	4.375%	9/15/22	5,100	5,215
DR Horton Inc.	4.750%	2/15/23	3,100	3,178
DR Horton Inc.	5.750%	8/15/23	7,895	8,497
eBay Inc.	2.500%	3/9/18	3,250	3,279
eBay Inc.	2.200%	8/1/19	10,925	10,919
eBay Inc.	3.250%	10/15/20	5,380	5,504
eBay Inc.	2.875%	8/1/21	7,550	7,537
eBay Inc.	3.800%	3/9/22	6,000	6,195
eBay Inc.	2.600%	7/15/22	6,675	6,452
eBay Inc.	3.450%	8/1/24	7,800	7,672
eBay Inc.	4.000%	7/15/42	6,483	5,400
Expedia Inc.	7.456%	8/15/18	2,650	2,859
Expedia Inc.	5.950%	8/15/20	7,546	8,220
Expedia Inc.	4.500%	8/15/24	4,855	4,902
Expedia Inc.	5.000%	2/15/26	10,775	11,101
Ford Holdings LLC	9.300%	3/1/30	4,125	5,555
Ford Motor Co.	4.346%	12/8/26	15,700	15,846
Ford Motor Co.	6.625%	10/1/28	5,746	6,746

65

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ford Motor Co.	6.375%	2/1/29	6,944	7,903
Ford Motor Co.	7.450%	7/16/31	22,161	27,774
Ford Motor Co.	4.750%	1/15/43	7,720	7,299
Ford Motor Co.	7.400%	11/1/46	6,325	8,267
Ford Motor Co.	5.291%	12/8/46	14,750	14,926
Ford Motor Credit Co. LLC	3.000%	6/12/17	12,450	12,522
Ford Motor Credit Co. LLC	2.145%	1/9/18	1,500	1,503
Ford Motor Credit Co. LLC	2.375%	1/16/18	10,913	10,956
Ford Motor Credit Co. LLC	5.000%	5/15/18	23,920	24,831
Ford Motor Credit Co. LLC	2.875%	10/1/18	8,195	8,290
Ford Motor Credit Co. LLC	2.551%	10/5/18	13,600	13,673
Ford Motor Credit Co. LLC	2.375%	3/12/19	23,895	23,876
Ford Motor Credit Co. LLC	1.897%	8/12/19	11,000	10,803
Ford Motor Credit Co. LLC	2.597%	11/4/19	10,000	9,985
Ford Motor Credit Co. LLC	8.125%	1/15/20	18,447	21,219
Ford Motor Credit Co. LLC	2.459%	3/27/20	1,502	1,480
Ford Motor Credit Co. LLC	3.157%	8/4/20	2,286	2,304
Ford Motor Credit Co. LLC	3.200%	1/15/21	16,925	16,941
Ford Motor Credit Co. LLC	5.750%	2/1/21	24,350	26,630
Ford Motor Credit Co. LLC	3.336%	3/18/21	14,850	14,943
Ford Motor Credit Co. LLC	5.875%	8/2/21	21,454	23,662
Ford Motor Credit Co. LLC	3.219%	1/9/22	6,400	6,305
Ford Motor Credit Co. LLC	4.250%	9/20/22	8,890	9,151
Ford Motor Credit Co. LLC	4.375%	8/6/23	14,895	15,337
Ford Motor Credit Co. LLC	3.664%	9/8/24	4,375	4,264
Ford Motor Credit Co. LLC	4.134%	8/4/25	19,043	19,076
Ford Motor Credit Co. LLC	4.389%	1/8/26	9,800	9,887
General Motors Co.	3.500%	10/2/18	8,825	8,992
General Motors Co.	4.875%	10/2/23	16,665	17,418
General Motors Co.	4.000%	4/1/25	4,581	4,480
General Motors Co.	5.000%	4/1/35	11,307	10,999
General Motors Co.	6.600%	4/1/36	4,430	5,002
General Motors Co.	6.250%	10/2/43	15,155	16,550
General Motors Co.	5.200%	4/1/45	26,737	25,472
General Motors Co.	6.750%	4/1/46	10,595	12,315
General Motors Financial Co. Inc.	3.000%	9/25/17	2,216	2,235
General Motors Financial Co. Inc.	3.250%	5/15/18	5,565	5,633
General Motors Financial Co. Inc.	6.750%	6/1/18	9,000	9,542
General Motors Financial Co. Inc.	3.100%	1/15/19	16,850	17,015
General Motors Financial Co. Inc.	2.400%	5/9/19	10,800	10,729
General Motors Financial Co. Inc.	3.500%	7/10/19	11,434	11,640
General Motors Financial Co. Inc.	2.350%	10/4/19	8,000	7,899
General Motors Financial Co. Inc.	3.150%	1/15/20	10,225	10,266
General Motors Financial Co. Inc.	3.200%	7/13/20	36,575	36,635
General Motors Financial Co. Inc.	3.700%	11/24/20	15,240	15,482
General Motors Financial Co. Inc.	4.200%	3/1/21	9,525	9,795
General Motors Financial Co. Inc.	3.200%	7/6/21	14,131	13,938
General Motors Financial Co. Inc.	4.375%	9/25/21	5,940	6,138
General Motors Financial Co. Inc.	3.450%	4/10/22	10,869	10,709
General Motors Financial Co. Inc.	3.700%	5/9/23	10,200	10,024
General Motors Financial Co. Inc.	4.250%	5/15/23	8,407	8,477
General Motors Financial Co. Inc.	4.000%	1/15/25	8,750	8,527
General Motors Financial Co. Inc.	4.300%	7/13/25	9,214	9,130
General Motors Financial Co. Inc.	5.250%	3/1/26	8,600	8,948
General Motors Financial Co. Inc.	4.000%	10/6/26	9,250	8,867
Harley-Davidson Inc.	3.500%	7/28/25	7,325	7,330
Harley-Davidson Inc.	4.625%	7/28/45	5,360	5,312
Harman International Industries Inc.	4.150%	5/15/25	4,125	4,260
Home Depot Inc.	2.000%	6/15/19	8,775	8,850
Home Depot Inc.	3.950%	9/15/20	4,825	5,110
Home Depot Inc.	2.000%	4/1/21	8,675	8,607
Home Depot Inc.	4.400%	4/1/21	34,673	37,591
Home Depot Inc.	2.625%	6/1/22	11,700	11,736
Home Depot Inc.	2.700%	4/1/23	3,715	3,704

66

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Home Depot Inc.	3.750%	2/15/24	10,073	10,580
Home Depot Inc.	3.350%	9/15/25	1,705	1,746
Home Depot Inc.	3.000%	4/1/26	8,900	8,857
Home Depot Inc.	2.125%	9/15/26	7,800	7,186
Home Depot Inc.	5.875%	12/16/36	33,138	41,633
Home Depot Inc.	5.400%	9/15/40	4,668	5,528
Home Depot Inc.	5.950%	4/1/41	10,978	13,846
Home Depot Inc.	4.200%	4/1/43	15,800	16,238
Home Depot Inc.	4.875%	2/15/44	8,699	9,815
Home Depot Inc.	4.400%	3/15/45	5,517	5,822
Home Depot Inc.	4.250%	4/1/46	11,758	12,266
Home Depot Inc.	3.500%	9/15/56	8,175	7,206
Hyatt Hotels Corp.	5.375%	8/15/21	1,347	1,474
Hyatt Hotels Corp.	3.375%	7/15/23	3,646	3,588
Hyatt Hotels Corp.	4.850%	3/15/26	1,700	1,798
Kohl's Corp.	4.000%	11/1/21	7,255	7,600
Kohl's Corp.	3.250%	2/1/23	2,518	2,478
Kohl's Corp.	4.750%	12/15/23	3,113	3,240
Kohl's Corp.	4.250%	7/17/25	6,800	6,800
Kohl's Corp.	5.550%	7/17/45	4,000	3,804
Lear Corp.	4.750%	1/15/23	1,800	1,854
Lear Corp.	5.250%	1/15/25	7,262	7,607
Lowe's Cos. Inc.	1.150%	4/15/19	5,000	4,936
Lowe's Cos. Inc.	4.625%	4/15/20	100	107
Lowe's Cos. Inc.	3.750%	4/15/21	1,000	1,055
Lowe's Cos. Inc.	3.800%	11/15/21	3,350	3,547
Lowe's Cos. Inc.	3.120%	4/15/22	8,675	8,873
Lowe's Cos. Inc.	3.875%	9/15/23	14,444	15,286
Lowe's Cos. Inc.	3.125%	9/15/24	12,569	12,607
Lowe's Cos. Inc.	3.375%	9/15/25	10,955	11,116
Lowe's Cos. Inc.	2.500%	4/15/26	11,617	10,996
Lowe's Cos. Inc.	6.875%	2/15/28	560	733
Lowe's Cos. Inc.	6.500%	3/15/29	3,294	4,253
Lowe's Cos. Inc.	5.500%	10/15/35	318	374
Lowe's Cos. Inc.	5.800%	10/15/36	8,699	10,506
Lowe's Cos. Inc.	6.650%	9/15/37	4,100	5,426
Lowe's Cos. Inc.	5.800%	4/15/40	1,725	2,115
Lowe's Cos. Inc.	5.125%	11/15/41	5,800	6,557
Lowe's Cos. Inc.	4.650%	4/15/42	17,487	18,514
Lowe's Cos. Inc.	5.000%	9/15/43	3,050	3,393
Lowe's Cos. Inc.	4.250%	9/15/44	3,525	3,538
Lowe's Cos. Inc.	4.375%	9/15/45	8,000	8,221
Lowe's Cos. Inc.	3.700%	4/15/46	15,246	14,192
Macy's Retail Holdings Inc.	3.450%	1/15/21	2,815	2,881
Macy's Retail Holdings Inc.	3.875%	1/15/22	888	911
Macy's Retail Holdings Inc.	2.875%	2/15/23	13,320	12,667
Macy's Retail Holdings Inc.	4.375%	9/1/23	5,760	5,919
Macy's Retail Holdings Inc.	6.650%	7/15/24	105	120
Macy's Retail Holdings Inc.	6.900%	4/1/29	15,560	17,584
Macy's Retail Holdings Inc.	6.900%	1/15/32	25	27
Macy's Retail Holdings Inc.	6.700%	7/15/34	118	129
Macy's Retail Holdings Inc.	4.500%	12/15/34	6,150	5,488
Macy's Retail Holdings Inc.	6.375%	3/15/37	4,775	5,041
Macy's Retail Holdings Inc.	5.125%	1/15/42	2,640	2,436
Macy's Retail Holdings Inc.	4.300%	2/15/43	2,843	2,346
Magna International Inc.	3.625%	6/15/24	7,277	7,365
Magna International Inc.	4.150%	10/1/25	3,500	3,630
Marriott International Inc.	3.000%	3/1/19	2,721	2,770
Marriott International Inc.	3.375%	10/15/20	9,108	9,385
Marriott International Inc.	2.875%	3/1/21	4,600	4,618
Marriott International Inc.	3.125%	10/15/21	4,892	4,940
Marriott International Inc.	2.300%	1/15/22	3,000	2,906
Marriott International Inc.	3.250%	9/15/22	3,000	3,023
Marriott International Inc.	3.125%	2/15/23	6,316	6,170

67

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marriott International Inc.	3.750%	3/15/25	4,300	4,255
Marriott International Inc.	3.750%	10/1/25	4,560	4,563
Marriott International Inc.	3.125%	6/15/26	7,130	6,729
Marriott International Inc.	4.500%	10/1/34	2,850	2,769
Mastercard Inc.	2.000%	4/1/19	6,875	6,929
Mastercard Inc.	2.000%	11/21/21	5,000	4,926
Mastercard Inc.	3.375%	4/1/24	9,065	9,326
Mastercard Inc.	2.950%	11/21/26	7,840	7,741
Mastercard Inc.	3.800%	11/21/46	5,200	5,080
McDonald's Corp.	5.800%	10/15/17	5,798	5,998
McDonald's Corp.	5.350%	3/1/18	9,445	9,843
McDonald's Corp.	2.100%	12/7/18	2,005	2,017
McDonald's Corp.	5.000%	2/1/19	4,165	4,418
McDonald's Corp.	1.875%	5/29/19	7,310	7,288
McDonald's Corp.	3.500%	7/15/20	115	119
McDonald's Corp.	2.750%	12/9/20	6,968	7,037
McDonald's Corp.	3.625%	5/20/21	750	778
McDonald's Corp.	2.625%	1/15/22	6,105	6,068
McDonald's Corp.	3.250%	6/10/24	750	761
McDonald's Corp.	3.375%	5/26/25	7,915	7,935
McDonald's Corp.	3.700%	1/30/26	19,639	19,896
McDonald's Corp.	4.700%	12/9/35	11,925	12,605
McDonald's Corp.	6.300%	10/15/37	4,653	5,784
McDonald's Corp.	6.300%	3/1/38	11,450	14,265
McDonald's Corp.	5.700%	2/1/39	10,552	12,122
McDonald's Corp.	3.700%	2/15/42	6,289	5,599
McDonald's Corp.	3.625%	5/1/43	4,933	4,314
McDonald's Corp.	4.600%	5/26/45	6,119	6,248
McDonald's Corp.	4.875%	12/9/45	17,600	18,727
Metropolitan Museum of Art New York Revenue	3.400%	7/1/45	3,400	3,078
NIKE Inc.	2.250%	5/1/23	730	710
NIKE Inc.	2.375%	11/1/26	13,350	12,568
NIKE Inc.	3.625%	5/1/43	1,718	1,617
NIKE Inc.	3.875%	11/1/45	13,278	13,022
NIKE Inc.	3.375%	11/1/46	4,150	3,735
Nordstrom Inc.	6.250%	1/15/18	8,125	8,499
Nordstrom Inc.	4.750%	5/1/20	4,650	4,962
Nordstrom Inc.	4.000%	10/15/21	9,716	10,165
Nordstrom Inc.	6.950%	3/15/28	1,250	1,518
Nordstrom Inc.	5.000%	1/15/44	6,335	6,263
NVR Inc.	3.950%	9/15/22	8,061	8,195
O'Reilly Automotive Inc.	4.875%	1/14/21	900	968
O'Reilly Automotive Inc.	4.625%	9/15/21	5,593	6,002
O'Reilly Automotive Inc.	3.800%	9/1/22	3,906	4,040
O'Reilly Automotive Inc.	3.850%	6/15/23	6,625	6,804
O'Reilly Automotive Inc.	3.550%	3/15/26	1,750	1,745
PACCAR Financial Corp.	1.450%	3/9/18	3,175	3,177
PACCAR Financial Corp.	1.400%	5/18/18	3,000	2,993
PACCAR Financial Corp.	1.750%	8/14/18	1,100	1,103
PACCAR Financial Corp.	1.300%	5/10/19	8,775	8,674
PACCAR Financial Corp.	1.200%	8/12/19	3,000	2,949
PACCAR Financial Corp.	2.200%	9/15/19	2,350	2,366
PACCAR Financial Corp.	2.500%	8/14/20	3,200	3,215
PACCAR Financial Corp.	2.250%	2/25/21	3,000	2,967
Priceline Group Inc.	3.650%	3/15/25	3,625	3,594
Priceline Group Inc.	3.600%	6/1/26	20,795	20,517
QVC Inc.	3.125%	4/1/19	3,135	3,170
QVC Inc.	5.125%	7/2/22	2,260	2,338
QVC Inc.	4.375%	3/15/23	1,570	1,559
QVC Inc.	4.850%	4/1/24	6,763	6,787
QVC Inc.	4.450%	2/15/25	2,700	2,593
QVC Inc.	5.450%	8/15/34	2,450	2,221
QVC Inc.	5.950%	3/15/43	4,478	4,021
Ralph Lauren Corp.	2.125%	9/26/18	2,900	2,924

68

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ralph Lauren Corp.	2.625%	8/18/20	3,000	3,025
Ross Stores Inc.	3.375%	9/15/24	2,115	2,123
Signet UK Finance plc	4.700%	6/15/24	3,640	3,467
Staples Inc.	2.750%	1/12/18	10,700	10,779
Staples Inc.	4.375%	1/12/23	3,300	3,299
Starbucks Corp.	2.000%	12/5/18	5,005	5,050
Starbucks Corp.	2.100%	2/4/21	6,750	6,725
Starbucks Corp.	2.700%	6/15/22	3,425	3,435
Starbucks Corp.	3.850%	10/1/23	5,980	6,359
Starbucks Corp.	2.450%	6/15/26	6,100	5,778
Starbucks Corp.	4.300%	6/15/45	3,631	3,785
Target Corp.	6.000%	1/15/18	6,565	6,862
Target Corp.	2.300%	6/26/19	8,060	8,176
Target Corp.	3.875%	7/15/20	2,675	2,832
Target Corp.	2.900%	1/15/22	10,565	10,756
Target Corp.	3.500%	7/1/24	11,090	11,482
Target Corp.	2.500%	4/15/26	9,350	8,893
Target Corp.	6.350%	11/1/32	5,841	7,424
Target Corp.	6.500%	10/15/37	5,237	6,950
Target Corp.	7.000%	1/15/38	4,145	5,779
Target Corp.	4.000%	7/1/42	14,544	14,457
Target Corp.	3.625%	4/15/46	9,700	8,937
Tiffany & Co.	4.900%	10/1/44	2,460	2,291
TJX Cos. Inc.	2.750%	6/15/21	8,670	8,814
TJX Cos. Inc.	2.500%	5/15/23	2,450	2,399
TJX Cos. Inc.	2.250%	9/15/26	16,250	14,959
Toyota Motor Credit Corp.	1.375%	1/10/18	13,335	13,332
Toyota Motor Credit Corp.	1.450%	1/12/18	8,550	8,552
Toyota Motor Credit Corp.	1.200%	4/6/18	5,000	4,981
Toyota Motor Credit Corp.	2.000%	10/24/18	5,875	5,906
Toyota Motor Credit Corp.	2.100%	1/17/19	10,425	10,472
Toyota Motor Credit Corp.	1.700%	2/19/19	14,020	13,973
Toyota Motor Credit Corp.	1.400%	5/20/19	20,000	19,768
Toyota Motor Credit Corp.	2.125%	7/18/19	14,985	15,049
Toyota Motor Credit Corp.	1.550%	10/18/19	1,700	1,679
Toyota Motor Credit Corp.	2.150%	3/12/20	18,150	18,070
Toyota Motor Credit Corp.	4.500%	6/17/20	10,285	11,030
Toyota Motor Credit Corp.	4.250%	1/11/21	2,575	2,764
Toyota Motor Credit Corp.	1.900%	4/8/21	16,300	15,956
Toyota Motor Credit Corp.	2.750%	5/17/21	7,275	7,357
Toyota Motor Credit Corp.	3.400%	9/15/21	8,656	8,982
Toyota Motor Credit Corp.	3.300%	1/12/22	16,286	16,777
Toyota Motor Credit Corp.	2.800%	7/13/22	2,875	2,899
Toyota Motor Credit Corp.	2.625%	1/10/23	8,675	8,549
Toyota Motor Credit Corp.	2.250%	10/18/23	4,000	3,830
Under Armour Inc.	3.250%	6/15/26	5,795	5,460
VF Corp.	3.500%	9/1/21	6,750	7,031
VF Corp.	6.000%	10/15/33	100	119
VF Corp.	6.450%	11/1/37	5,169	6,515
Visa Inc.	1.200%	12/14/17	41,310	41,304
Visa Inc.	2.200%	12/14/20	32,702	32,770
Visa Inc.	2.800%	12/14/22	30,750	30,827
Visa Inc.	3.150%	12/14/25	42,812	42,978
Visa Inc.	4.150%	12/14/35	13,034	13,589
Visa Inc.	4.300%	12/14/45	34,697	36,462
Wal-Mart Stores Inc.	5.800%	2/15/18	20,850	21,869
Wal-Mart Stores Inc.	1.125%	4/11/18	1,701	1,697
Wal-Mart Stores Inc.	1.950%	12/15/18	587	592
Wal-Mart Stores Inc.	3.625%	7/8/20	37,719	39,649
Wal-Mart Stores Inc.	3.250%	10/25/20	29,511	30,576
Wal-Mart Stores Inc.	4.250%	4/15/21	8,108	8,757
Wal-Mart Stores Inc.	2.550%	4/11/23	18,660	18,499
Wal-Mart Stores Inc.	3.300%	4/22/24	17,873	18,340
Wal-Mart Stores Inc.	5.875%	4/5/27	22,030	27,015

69

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	7.550%	2/15/30	12,890	18,579
Wal-Mart Stores Inc.	5.250%	9/1/35	16,245	19,329
Wal-Mart Stores Inc.	6.500%	8/15/37	35,883	48,469
Wal-Mart Stores Inc.	6.200%	4/15/38	7,919	10,429
Wal-Mart Stores Inc.	5.625%	4/1/40	7,350	9,072
Wal-Mart Stores Inc.	4.875%	7/8/40	5,475	6,149
Wal-Mart Stores Inc.	5.000%	10/25/40	9,030	10,335
Wal-Mart Stores Inc.	5.625%	4/15/41	28,496	35,198
Wal-Mart Stores Inc.	4.000%	4/11/43	10,296	10,299
Wal-Mart Stores Inc.	4.750%	10/2/43	15,240	17,004
Wal-Mart Stores Inc.	4.300%	4/22/44	8,032	8,460
Walgreen Co.	5.250%	1/15/19	3,862	4,078
Walgreen Co.	3.100%	9/15/22	12,422	12,393
Walgreen Co.	4.400%	9/15/42	7,750	7,452
Walgreens Boots Alliance Inc.	1.750%	11/17/17	5,090	5,077
Walgreens Boots Alliance Inc.	1.750%	5/30/18	11,500	11,504
Walgreens Boots Alliance Inc.	2.700%	11/18/19	13,380	13,557
Walgreens Boots Alliance Inc.	2.600%	6/1/21	14,634	14,499
Walgreens Boots Alliance Inc.	3.300%	11/18/21	12,895	13,125
Walgreens Boots Alliance Inc.	3.100%	6/1/23	1,399	1,387
Walgreens Boots Alliance Inc.	3.800%	11/18/24	13,679	13,874
Walgreens Boots Alliance Inc.	3.450%	6/1/26	24,650	24,164
Walgreens Boots Alliance Inc.	4.500%	11/18/34	1,870	1,870
Walgreens Boots Alliance Inc.	4.800%	11/18/44	16,069	16,423
Walgreens Boots Alliance Inc.	4.650%	6/1/46	11,375	11,525
Western Union Co.	3.650%	8/22/18	400	410
Western Union Co.	5.253%	4/1/20	4,026	4,279
Western Union Co.	6.200%	11/17/36	5,573	5,788
Western Union Co.	6.200%	6/21/40	4,475	4,554
Wyndham Worldwide Corp.	2.950%	3/1/17	915	916
Wyndham Worldwide Corp.	2.500%	3/1/18	1,950	1,962
Wyndham Worldwide Corp.	4.250%	3/1/22	13,798	14,246
Wyndham Worldwide Corp.	3.900%	3/1/23	2,725	2,719
Wyndham Worldwide Corp.	5.100%	10/1/25	900	938
Consumer Noncyclical (4.5%)
Abbott Laboratories	5.125%	4/1/19	14,628	15,610
Abbott Laboratories	2.350%	11/22/19	28,000	27,998
Abbott Laboratories	2.000%	3/15/20	6,500	6,402
Abbott Laboratories	4.125%	5/27/20	9,493	9,965
Abbott Laboratories	2.900%	11/30/21	31,575	31,468
Abbott Laboratories	2.550%	3/15/22	6,050	5,902
Abbott Laboratories	3.400%	11/30/23	25,000	24,802
Abbott Laboratories	2.950%	3/15/25	2,025	1,942
Abbott Laboratories	3.750%	11/30/26	39,925	39,598
Abbott Laboratories	4.750%	11/30/36	20,500	20,822
Abbott Laboratories	6.150%	11/30/37	6,291	7,470
Abbott Laboratories	6.000%	4/1/39	1,175	1,397
Abbott Laboratories	5.300%	5/27/40	1,453	1,553
Abbott Laboratories	4.900%	11/30/46	39,600	40,555
AbbVie Inc.	1.800%	5/14/18	29,679	29,701
AbbVie Inc.	2.000%	11/6/18	14,850	14,873
AbbVie Inc.	2.500%	5/14/20	38,513	38,507
AbbVie Inc.	2.300%	5/14/21	9,075	8,870
AbbVie Inc.	2.900%	11/6/22	24,100	23,826
AbbVie Inc.	3.200%	11/6/22	23,597	23,554
AbbVie Inc.	2.850%	5/14/23	15,675	15,194
AbbVie Inc.	3.600%	5/14/25	38,600	38,024
AbbVie Inc.	3.200%	5/14/26	21,667	20,585
AbbVie Inc.	4.500%	5/14/35	22,899	22,511
AbbVie Inc.	4.300%	5/14/36	9,306	8,861
AbbVie Inc.	4.400%	11/6/42	27,983	26,303
AbbVie Inc.	4.700%	5/14/45	29,566	28,984
AbbVie Inc.	4.450%	5/14/46	14,850	14,198

70

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Actavis Funding SCS	2.350%	3/12/18	28,935	29,089
Actavis Funding SCS	2.450%	6/15/19	4,100	4,118
Actavis Funding SCS	3.000%	3/12/20	35,446	35,918
Actavis Funding SCS	3.450%	3/15/22	23,254	23,319
Actavis Funding SCS	3.850%	6/15/24	13,211	13,313
Actavis Funding SCS	3.800%	3/15/25	39,997	39,943
Actavis Funding SCS	4.550%	3/15/35	23,908	23,471
Actavis Funding SCS	4.850%	6/15/44	20,100	19,853
Actavis Funding SCS	4.750%	3/15/45	23,850	23,439
Actavis Inc.	6.125%	8/15/19	5,410	5,908
Actavis Inc.	3.250%	10/1/22	19,117	18,984
Actavis Inc.	4.625%	10/1/42	12,584	12,120
Agilent Technologies Inc.	5.000%	7/15/20	9,905	10,686
Agilent Technologies Inc.	3.200%	10/1/22	6,200	6,205
Agilent Technologies Inc.	3.875%	7/15/23	5,781	5,951
Agilent Technologies Inc.	3.050%	9/22/26	7,775	7,415
Ahold Finance USA LLC	6.875%	5/1/29	175	215
Allergan Inc.	3.375%	9/15/20	835	855
Allergan Inc.	2.800%	3/15/23	4,175	3,995
5 Allina Health System	4.805%	11/15/45	1,700	1,818
Altria Group Inc.	9.250%	8/6/19	10,904	12,834
Altria Group Inc.	2.625%	1/14/20	18,943	19,125
Altria Group Inc.	4.750%	5/5/21	14,830	16,157
Altria Group Inc.	2.850%	8/9/22	18,265	18,270
Altria Group Inc.	2.950%	5/2/23	7,885	7,844
Altria Group Inc.	4.000%	1/31/24	11,162	11,729
Altria Group Inc.	2.625%	9/16/26	2,950	2,788
Altria Group Inc.	4.250%	8/9/42	11,188	11,020
Altria Group Inc.	4.500%	5/2/43	12,067	12,220
Altria Group Inc.	5.375%	1/31/44	17,873	20,618
Altria Group Inc.	3.875%	9/16/46	8,400	7,741
AmerisourceBergen Corp.	4.875%	11/15/19	5,395	5,779
AmerisourceBergen Corp.	3.500%	11/15/21	8,419	8,652
AmerisourceBergen Corp.	3.400%	5/15/24	5,725	5,747
AmerisourceBergen Corp.	3.250%	3/1/25	5,990	5,914
AmerisourceBergen Corp.	4.250%	3/1/45	4,784	4,588
Amgen Inc.	5.700%	2/1/19	18,038	19,381
Amgen Inc.	2.200%	5/22/19	13,943	14,042
Amgen Inc.	2.125%	5/1/20	8,585	8,520
Amgen Inc.	3.450%	10/1/20	2,216	2,285
Amgen Inc.	4.100%	6/15/21	13,330	14,064
Amgen Inc.	1.850%	8/19/21	8,165	7,840
Amgen Inc.	3.875%	11/15/21	11,105	11,621
Amgen Inc.	2.700%	5/1/22	4,020	3,976
Amgen Inc.	3.625%	5/15/22	16,679	17,221
Amgen Inc.	2.250%	8/19/23	14,550	13,706
Amgen Inc.	3.625%	5/22/24	10,080	10,227
Amgen Inc.	3.125%	5/1/25	9,082	8,819
Amgen Inc.	2.600%	8/19/26	19,500	17,896
Amgen Inc.	4.950%	10/1/41	6,090	6,286
Amgen Inc.	5.150%	11/15/41	250	263
Amgen Inc.	4.400%	5/1/45	20,623	19,696
8 Amgen Inc.	4.563%	6/15/48	36,817	35,420
8 Amgen Inc.	4.663%	6/15/51	52,399	50,445
Anheuser-Busch Cos. LLC	5.500%	1/15/18	12,468	12,921
Anheuser-Busch Cos. LLC	5.000%	3/1/19	2,520	2,676
Anheuser-Busch Cos. LLC	6.800%	8/20/32	2,275	2,876
Anheuser-Busch Cos. LLC	5.950%	1/15/33	10	12
Anheuser-Busch Cos. LLC	5.750%	4/1/36	5,995	7,031
Anheuser-Busch Cos. LLC	6.450%	9/1/37	670	847
Anheuser-Busch Cos. LLC	6.500%	5/1/42	2,336	2,976
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	8,450	8,419
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	39,385	39,455
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	22,230	22,332

	71

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	70,915	71,175
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	26,396	25,782
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	59,850	60,873
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	11,900	12,289
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	120,127	121,797
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	69,929	73,470
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	11,885	11,209
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	6,780	7,011
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	123,619	133,533
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	18,542	20,618
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	9,975	11,269
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	35,247	38,427
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	9,765	10,543
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	2,624	2,798
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	33,369	32,819
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	2,768	4,165
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	10,403	13,012
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	10,875	11,798
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	20,755	18,764
Archer-Daniels-Midland Co.	5.450%	3/15/18	6,877	7,187
Archer-Daniels-Midland Co.	4.479%	3/1/21	4,118	4,452
Archer-Daniels-Midland Co.	2.500%	8/11/26	9,950	9,434
Archer-Daniels-Midland Co.	5.935%	10/1/32	3,505	4,183
Archer-Daniels-Midland Co.	5.375%	9/15/35	2,438	2,793
Archer-Daniels-Midland Co.	4.535%	3/26/42	3,700	3,887
Archer-Daniels-Midland Co.	4.016%	4/16/43	7,344	7,167
Ascension Health	3.945%	11/15/46	800	760
5 Ascension Health	4.847%	11/15/53	8,375	9,041
AstraZeneca plc	1.750%	11/16/18	9,455	9,459
AstraZeneca plc	1.950%	9/18/19	4,795	4,781
AstraZeneca plc	2.375%	11/16/20	25,475	25,376
AstraZeneca plc	3.375%	11/16/25	18,075	17,917
AstraZeneca plc	6.450%	9/15/37	24,644	31,765
AstraZeneca plc	4.000%	9/18/42	9,811	9,308
AstraZeneca plc	4.375%	11/16/45	8,729	8,689
Baxalta Inc.	2.000%	6/22/18	2,955	2,956
Baxalta Inc.	2.875%	6/23/20	9,365	9,353
Baxalta Inc.	3.600%	6/23/22	4,765	4,790
Baxalta Inc.	4.000%	6/23/25	16,487	16,487
Baxalta Inc.	5.250%	6/23/45	9,085	9,690
Baxter International Inc.	1.700%	8/15/21	7,250	6,961
Baxter International Inc.	2.600%	8/15/26	8,525	7,844
Baxter International Inc.	3.500%	8/15/46	6,250	5,244
Beam Suntory Inc.	1.750%	6/15/18	2,775	2,762
Beam Suntory Inc.	3.250%	5/15/22	2,050	2,046
Beam Suntory Inc.	3.250%	6/15/23	550	537
Becton Dickinson & Co.	1.800%	12/15/17	11,450	11,475
Becton Dickinson & Co.	2.675%	12/15/19	9,467	9,605
Becton Dickinson & Co.	3.250%	11/12/20	6,349	6,508
Becton Dickinson & Co.	3.125%	11/8/21	13,393	13,720
Becton Dickinson & Co.	3.300%	3/1/23	3,950	3,959
Becton Dickinson & Co.	3.734%	12/15/24	7,607	7,761
Becton Dickinson & Co.	6.000%	5/15/39	3,395	3,956
Becton Dickinson & Co.	5.000%	11/12/40	675	713
Becton Dickinson & Co.	4.875%	5/15/44	300	313
Becton Dickinson & Co.	4.685%	12/15/44	17,975	18,594
Bio-Rad Laboratories Inc.	4.875%	12/15/20	500	532
Biogen Inc.	6.875%	3/1/18	10,350	10,932
Biogen Inc.	2.900%	9/15/20	19,911	20,110
Biogen Inc.	3.625%	9/15/22	8,825	9,040
Biogen Inc.	4.050%	9/15/25	18,425	18,886
Biogen Inc.	5.200%	9/15/45	25,391	27,137
Boston Scientific Corp.	2.650%	10/1/18	9,650	9,724
Boston Scientific Corp.	6.000%	1/15/20	9,984	10,940

	72

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boston Scientific Corp.	3.375%	5/15/22	3,350	3,398
Boston Scientific Corp.	4.125%	10/1/23	2,650	2,739
Boston Scientific Corp.	3.850%	5/15/25	6,050	6,050
Boston Scientific Corp.	7.000%	11/15/35	7,650	9,357
Boston Scientific Corp.	7.375%	1/15/40	4,180	5,191
Bristol-Myers Squibb Co.	1.750%	3/1/19	1,790	1,785
Bristol-Myers Squibb Co.	2.000%	8/1/22	12,965	12,568
Bristol-Myers Squibb Co.	7.150%	6/15/23	400	491
Bristol-Myers Squibb Co.	3.250%	11/1/23	1,450	1,491
Bristol-Myers Squibb Co.	5.875%	11/15/36	8,652	10,714
Bristol-Myers Squibb Co.	6.125%	5/1/38	1,858	2,371
Bristol-Myers Squibb Co.	3.250%	8/1/42	5,621	4,993
Bristol-Myers Squibb Co.	6.875%	8/1/97	655	896
Brown-Forman Corp.	1.000%	1/15/18	1,300	1,294
Brown-Forman Corp.	2.250%	1/15/23	2,435	2,352
Brown-Forman Corp.	3.750%	1/15/43	2,775	2,559
Brown-Forman Corp.	4.500%	7/15/45	4,350	4,516
Bunge Ltd. Finance Corp.	8.500%	6/15/19	9,480	10,859
Bunge Ltd. Finance Corp.	3.500%	11/24/20	2,900	2,934
Bunge Ltd. Finance Corp.	3.250%	8/15/26	4,800	4,608
Campbell Soup Co.	4.250%	4/15/21	1,641	1,741
Campbell Soup Co.	2.500%	8/2/22	3,575	3,501
Campbell Soup Co.	3.300%	3/19/25	3,975	3,989
Campbell Soup Co.	3.800%	8/2/42	3,328	2,986
Cardinal Health Inc.	1.700%	3/15/18	3,340	3,336
Cardinal Health Inc.	1.950%	6/15/18	3,000	2,997
Cardinal Health Inc.	4.625%	12/15/20	13,665	14,646
Cardinal Health Inc.	3.200%	6/15/22	2,470	2,489
Cardinal Health Inc.	3.200%	3/15/23	7,533	7,575
Cardinal Health Inc.	3.750%	9/15/25	6,900	7,101
Cardinal Health Inc.	4.600%	3/15/43	1,300	1,291
Cardinal Health Inc.	4.500%	11/15/44	3,525	3,471
Cardinal Health Inc.	4.900%	9/15/45	4,150	4,369
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	4,987	4,835
5 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	9,450	8,364
Celgene Corp.	2.125%	8/15/18	6,400	6,425
Celgene Corp.	2.300%	8/15/18	3,075	3,091
Celgene Corp.	2.250%	5/15/19	7,775	7,782
Celgene Corp.	2.875%	8/15/20	13,621	13,757
Celgene Corp.	3.950%	10/15/20	16,476	17,196
Celgene Corp.	3.250%	8/15/22	7,225	7,275
Celgene Corp.	3.550%	8/15/22	6,305	6,442
Celgene Corp.	4.000%	8/15/23	5,345	5,524
Celgene Corp.	3.625%	5/15/24	16,075	16,111
Celgene Corp.	3.875%	8/15/25	25,586	25,913
Celgene Corp.	5.700%	10/15/40	3,450	3,826
Celgene Corp.	5.250%	8/15/43	5,480	5,757
Celgene Corp.	4.625%	5/15/44	8,680	8,491
Celgene Corp.	5.000%	8/15/45	19,725	20,593
Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	2,100	2,067
Church & Dwight Co. Inc.	2.450%	12/15/19	4,825	4,818
City of Hope	5.623%	11/15/43	1,890	2,220
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	4,985	4,715
Clorox Co.	3.800%	11/15/21	450	473
Clorox Co.	3.050%	9/15/22	5,072	5,126
Clorox Co.	3.500%	12/15/24	6,925	7,036
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	8,300	8,281
Coca-Cola Co.	1.150%	4/1/18	11,456	11,429
Coca-Cola Co.	1.650%	11/1/18	21,704	21,764
Coca-Cola Co.	1.375%	5/30/19	5,100	5,067
Coca-Cola Co.	1.875%	10/27/20	3,750	3,712
Coca-Cola Co.	2.450%	11/1/20	15,120	15,272
Coca-Cola Co.	3.150%	11/15/20	8,364	8,658
Coca-Cola Co.	1.550%	9/1/21	18,300	17,733

	73

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Coca-Cola Co.	3.300%	9/1/21	6,027	6,269
Coca-Cola Co.	2.500%	4/1/23	1,600	1,575
Coca-Cola Co.	3.200%	11/1/23	14,219	14,570
Coca-Cola Co.	2.875%	10/27/25	21,095	20,731
Coca-Cola Co.	2.550%	6/1/26	6,000	5,756
Coca-Cola Co.	2.250%	9/1/26	10,200	9,571
Coca-Cola Enterprises Inc.	3.500%	9/15/20	5,600	5,762
Coca-Cola Enterprises Inc.	3.250%	8/19/21	1,575	1,597
Coca-Cola Enterprises Inc.	4.500%	9/1/21	2,045	2,179
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	600	601
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	1,302	1,371
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	15,700	16,009
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	13,125	14,236
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	6,311	8,016
Colgate-Palmolive Co.	2.625%	5/1/17	700	703
Colgate-Palmolive Co.	1.750%	3/15/19	1,000	1,002
Colgate-Palmolive Co.	2.950%	11/1/20	2,370	2,432
Colgate-Palmolive Co.	2.450%	11/15/21	3,500	3,506
Colgate-Palmolive Co.	2.300%	5/3/22	7,200	7,123
Colgate-Palmolive Co.	1.950%	2/1/23	9,575	9,186
Colgate-Palmolive Co.	2.100%	5/1/23	5,133	4,943
Colgate-Palmolive Co.	3.250%	3/15/24	4,475	4,602
Colgate-Palmolive Co.	4.000%	8/15/45	5,855	5,998
Conagra Brands Inc.	3.250%	9/15/22	10,012	10,030
Conagra Brands Inc.	3.200%	1/25/23	8,041	8,006
Conagra Brands Inc.	7.000%	10/1/28	1,020	1,229
Conagra Brands Inc.	8.250%	9/15/30	5,949	7,884
Constellation Brands Inc.	3.875%	11/15/19	5,690	5,903
Constellation Brands Inc.	3.750%	5/1/21	5,460	5,658
Constellation Brands Inc.	6.000%	5/1/22	1,835	2,069
Constellation Brands Inc.	4.250%	5/1/23	16,000	16,520
Constellation Brands Inc.	4.750%	11/15/24	9,760	10,358
Constellation Brands Inc.	4.750%	12/1/25	500	531
Constellation Brands Inc.	3.700%	12/6/26	6,000	5,857
Covidien International Finance SA	4.200%	6/15/20	5,775	6,134
Covidien International Finance SA	3.200%	6/15/22	15,925	16,212
CR Bard Inc.	1.375%	1/15/18	7,557	7,529
CR Bard Inc.	4.400%	1/15/21	2,512	2,678
CR Bard Inc.	3.000%	5/15/26	5,550	5,287
CR Bard Inc.	6.700%	12/1/26	3,450	4,190
Danaher Corp.	1.650%	9/15/18	6,100	6,105
Danaher Corp.	2.400%	9/15/20	7,000	7,038
Danaher Corp.	3.350%	9/15/25	5,100	5,220
Danaher Corp.	4.375%	9/15/45	13,525	14,177
Delhaize America LLC	9.000%	4/15/31	4,605	6,468
Diageo Capital plc	1.125%	4/29/18	3,312	3,288
Diageo Capital plc	4.828%	7/15/20	5,795	6,278
Diageo Capital plc	2.625%	4/29/23	15,376	15,195
Diageo Capital plc	5.875%	9/30/36	2,622	3,174
Diageo Capital plc	3.875%	4/29/43	5,706	5,401
Diageo Investment Corp.	2.875%	5/11/22	19,025	19,104
Diageo Investment Corp.	7.450%	4/15/35	1,250	1,768
Diageo Investment Corp.	4.250%	5/11/42	4,097	4,083
Dignity Health California GO	2.637%	11/1/19	3,000	3,018
Dignity Health California GO	3.125%	11/1/22	2,100	2,051
Dignity Health California GO	3.812%	11/1/24	2,175	2,156
Dignity Health California GO	4.500%	11/1/42	7,525	6,893
Dignity Health California GO	5.267%	11/1/64	2,075	2,015
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	2,938	3,129
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	7,050	7,143
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	2,220	2,203
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	10,839	11,072
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	2,397	2,350
Dr Pepper Snapple Group Inc.	3.130%	12/15/23	2,000	1,998

74

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	500	497
Dr Pepper Snapple Group Inc.	2.550%	9/15/26	4,220	3,899
Dr Pepper Snapple Group Inc.	3.430%	6/15/27	4,925	4,904
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	2,070	2,860
Dr Pepper Snapple Group Inc.	4.500%	11/15/45	2,950	2,994
Dr Pepper Snapple Group Inc.	4.420%	12/15/46	1,500	1,526
Edwards Lifesciences Corp.	2.875%	10/15/18	5,550	5,627
Eli Lilly & Co.	1.250%	3/1/18	6,700	6,684
Eli Lilly & Co.	1.950%	3/15/19	9,424	9,468
Eli Lilly & Co.	2.750%	6/1/25	9,545	9,355
Eli Lilly & Co.	5.550%	3/15/37	3,994	4,810
Eli Lilly & Co.	3.700%	3/1/45	9,590	9,048
Estee Lauder Cos. Inc.	1.700%	5/10/21	5,350	5,197
Estee Lauder Cos. Inc.	2.350%	8/15/22	8,000	7,845
Estee Lauder Cos. Inc.	6.000%	5/15/37	2,847	3,439
Estee Lauder Cos. Inc.	3.700%	8/15/42	7,440	6,862
Estee Lauder Cos. Inc.	4.375%	6/15/45	5,493	5,654
Express Scripts Holding Co.	3.300%	2/25/21	22,500	22,871
Express Scripts Holding Co.	4.750%	11/15/21	10,811	11,598
Express Scripts Holding Co.	3.900%	2/15/22	17,107	17,705
Express Scripts Holding Co.	3.000%	7/15/23	11,925	11,475
Express Scripts Holding Co.	3.500%	6/15/24	4,612	4,552
Express Scripts Holding Co.	4.500%	2/25/26	18,205	18,727
Express Scripts Holding Co.	3.400%	3/1/27	15,025	14,075
Express Scripts Holding Co.	6.125%	11/15/41	2,694	3,065
Express Scripts Holding Co.	4.800%	7/15/46	25,554	24,436
Flowers Foods Inc.	4.375%	4/1/22	8,075	8,472
Flowers Foods Inc.	3.500%	10/1/26	3,000	2,852
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,000	962
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	4,215	3,989
General Mills Inc.	5.650%	2/15/19	19,143	20,567
General Mills Inc.	2.200%	10/21/19	14,000	14,056
General Mills Inc.	3.150%	12/15/21	10,078	10,270
General Mills Inc.	3.650%	2/15/24	1,000	1,036
General Mills Inc.	5.400%	6/15/40	4,350	4,935
General Mills Inc.	4.150%	2/15/43	2,875	2,765
Gilead Sciences Inc.	1.850%	9/4/18	11,100	11,130
Gilead Sciences Inc.	2.050%	4/1/19	5,505	5,517
Gilead Sciences Inc.	2.550%	9/1/20	17,584	17,716
Gilead Sciences Inc.	4.500%	4/1/21	10,981	11,884
Gilead Sciences Inc.	4.400%	12/1/21	26,934	28,954
Gilead Sciences Inc.	1.950%	3/1/22	4,225	4,077
Gilead Sciences Inc.	3.250%	9/1/22	8,400	8,550
Gilead Sciences Inc.	2.500%	9/1/23	7,500	7,218
Gilead Sciences Inc.	3.700%	4/1/24	26,100	26,784
Gilead Sciences Inc.	3.500%	2/1/25	8,975	9,000
Gilead Sciences Inc.	3.650%	3/1/26	24,830	25,119
Gilead Sciences Inc.	2.950%	3/1/27	16,100	15,309
Gilead Sciences Inc.	4.600%	9/1/35	7,375	7,639
Gilead Sciences Inc.	4.000%	9/1/36	5,000	4,778
Gilead Sciences Inc.	5.650%	12/1/41	9,085	10,479
Gilead Sciences Inc.	4.800%	4/1/44	19,540	20,304
Gilead Sciences Inc.	4.500%	2/1/45	19,332	19,247
Gilead Sciences Inc.	4.750%	3/1/46	24,777	25,662
Gilead Sciences Inc.	4.150%	3/1/47	21,650	20,550
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	22,538	23,751
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	8,875	8,885
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	3,773	4,399
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	26,524	34,822
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	4,500	4,629
GlaxoSmithKline Capital plc	2.850%	5/8/22	8,506	8,559
Hasbro Inc.	3.150%	5/15/21	1,500	1,509
Hasbro Inc.	6.350%	3/15/40	5,901	6,819
Hasbro Inc.	5.100%	5/15/44	5,245	5,254

75

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hershey Co.	1.600%	8/21/18	3,160	3,168
Hershey Co.	4.125%	12/1/20	7,295	7,788
Hershey Co.	2.625%	5/1/23	7,400	7,266
Hershey Co.	3.200%	8/21/25	3,120	3,141
Hershey Co.	2.300%	8/15/26	3,000	2,780
Hershey Co.	7.200%	8/15/27	14	18
Hillshire Brands Co.	4.100%	9/15/20	2,002	2,090
Hormel Foods Corp.	4.125%	4/15/21	1,275	1,359
Ingredion Inc.	4.625%	11/1/20	1,185	1,265
Ingredion Inc.	3.200%	10/1/26	4,935	4,794
Ingredion Inc.	6.625%	4/15/37	1,475	1,768
JM Smucker Co.	1.750%	3/15/18	2,900	2,900
JM Smucker Co.	2.500%	3/15/20	10,375	10,424
JM Smucker Co.	3.500%	10/15/21	7,225	7,468
JM Smucker Co.	3.000%	3/15/22	3,500	3,523
JM Smucker Co.	3.500%	3/15/25	9,930	9,986
JM Smucker Co.	4.250%	3/15/35	5,800	5,845
JM Smucker Co.	4.375%	3/15/45	6,450	6,395
Johns Hopkins Health System Corp.	3.837%	5/15/46	5,000	4,729
Johnson & Johnson	5.150%	7/15/18	10,209	10,785
Johnson & Johnson	1.650%	12/5/18	13,556	13,626
Johnson & Johnson	1.125%	3/1/19	6,050	5,987
Johnson & Johnson	1.875%	12/5/19	6,500	6,532
Johnson & Johnson	2.950%	9/1/20	4,146	4,270
Johnson & Johnson	1.650%	3/1/21	10,980	10,774
Johnson & Johnson	2.450%	12/5/21	7,025	7,105
Johnson & Johnson	2.050%	3/1/23	8,975	8,701
Johnson & Johnson	3.375%	12/5/23	8,050	8,422
Johnson & Johnson	2.450%	3/1/26	17,655	16,869
Johnson & Johnson	6.950%	9/1/29	3,920	5,337
Johnson & Johnson	4.950%	5/15/33	5,025	5,819
Johnson & Johnson	4.375%	12/5/33	13,999	15,313
Johnson & Johnson	3.550%	3/1/36	10,025	9,959
Johnson & Johnson	5.950%	8/15/37	9,221	12,071
Johnson & Johnson	5.850%	7/15/38	4,067	5,294
Johnson & Johnson	4.500%	9/1/40	6,771	7,531
Johnson & Johnson	4.850%	5/15/41	210	246
Johnson & Johnson	4.500%	12/5/43	1,950	2,158
Johnson & Johnson	3.700%	3/1/46	20,152	19,806
Kaiser Foundation Hospitals	3.500%	4/1/22	3,365	3,450
Kaiser Foundation Hospitals	4.875%	4/1/42	9,275	10,079
Kellogg Co.	3.250%	5/21/18	7,600	7,754
Kellogg Co.	4.150%	11/15/19	1,300	1,369
Kellogg Co.	4.000%	12/15/20	8,125	8,541
Kellogg Co.	2.650%	12/1/23	10,300	9,979
Kellogg Co.	3.250%	4/1/26	6,250	6,079
Kellogg Co.	7.450%	4/1/31	1,000	1,293
Kellogg Co.	4.500%	4/1/46	13,325	12,990
Kimberly-Clark Corp.	6.250%	7/15/18	185	198
Kimberly-Clark Corp.	7.500%	11/1/18	1,500	1,658
Kimberly-Clark Corp.	1.400%	2/15/19	7,725	7,674
Kimberly-Clark Corp.	1.850%	3/1/20	1,253	1,245
Kimberly-Clark Corp.	3.625%	8/1/20	8,444	8,833
Kimberly-Clark Corp.	2.150%	8/15/20	2,175	2,171
Kimberly-Clark Corp.	3.875%	3/1/21	575	610
Kimberly-Clark Corp.	2.400%	3/1/22	6,125	6,059
Kimberly-Clark Corp.	2.400%	6/1/23	4,372	4,273
Kimberly-Clark Corp.	2.650%	3/1/25	2,000	1,940
Kimberly-Clark Corp.	3.050%	8/15/25	4,055	4,040
Kimberly-Clark Corp.	2.750%	2/15/26	5,900	5,733
Kimberly-Clark Corp.	6.625%	8/1/37	2,128	2,911
Kimberly-Clark Corp.	5.300%	3/1/41	8,468	10,121
Kimberly-Clark Corp.	3.700%	6/1/43	2,485	2,353
Kimberly-Clark Corp.	3.200%	7/30/46	6,065	5,259

76

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	2,400	2,674
Koninklijke Philips NV	5.750%	3/11/18	11,875	12,439
Koninklijke Philips NV	3.750%	3/15/22	10,350	10,801
Koninklijke Philips NV	5.000%	3/15/42	4,960	5,044
Kraft Foods Group Inc.	6.125%	8/23/18	18,341	19,515
Kraft Foods Group Inc.	5.375%	2/10/20	8,438	9,134
Kraft Foods Group Inc.	3.500%	6/6/22	16,556	16,822
Kraft Foods Group Inc.	6.875%	1/26/39	14,751	18,681
Kraft Foods Group Inc.	6.500%	2/9/40	5,155	6,265
Kraft Foods Group Inc.	5.000%	6/4/42	24,962	25,586
Kraft Heinz Foods Co.	2.000%	7/2/18	14,555	14,558
Kraft Heinz Foods Co.	2.800%	7/2/20	17,829	17,939
Kraft Heinz Foods Co.	3.500%	7/15/22	8,250	8,368
Kraft Heinz Foods Co.	3.950%	7/15/25	19,935	20,137
Kraft Heinz Foods Co.	3.000%	6/1/26	19,250	18,012
Kraft Heinz Foods Co.	5.000%	7/15/35	9,115	9,546
Kraft Heinz Foods Co.	5.200%	7/15/45	19,255	20,083
Kraft Heinz Foods Co.	4.375%	6/1/46	35,100	32,878
Laboratory Corp. of America Holdings	2.500%	11/1/18	2,025	2,043
Laboratory Corp. of America Holdings	2.625%	2/1/20	2,825	2,828
Laboratory Corp. of America Holdings	3.200%	2/1/22	5,775	5,798
Laboratory Corp. of America Holdings	3.750%	8/23/22	860	880
Laboratory Corp. of America Holdings	4.000%	11/1/23	1,800	1,838
Laboratory Corp. of America Holdings	3.600%	2/1/25	9,100	9,018
Laboratory Corp. of America Holdings	4.700%	2/1/45	9,003	8,868
Life Technologies Corp.	6.000%	3/1/20	1,700	1,847
Life Technologies Corp.	5.000%	1/15/21	3,725	3,979
Mattel Inc.	1.700%	3/15/18	2,710	2,704
Mattel Inc.	2.350%	5/6/19	3,150	3,157
Mattel Inc.	2.350%	8/15/21	4,200	4,097
Mattel Inc.	3.150%	3/15/23	4,000	3,918
Mattel Inc.	5.450%	11/1/41	4,738	4,752
5 Mayo Clinic	3.774%	11/15/43	6,502	6,134
5 Mayo Clinic	4.000%	11/15/47	4,025	3,845
5 Mayo Clinic	4.128%	11/15/52	1,975	1,929
McCormick & Co. Inc.	3.900%	7/15/21	3,025	3,169
McCormick & Co. Inc.	3.500%	9/1/23	3,741	3,828
McCormick & Co. Inc.	3.250%	11/15/25	2,100	2,078
McKesson Corp.	1.400%	3/15/18	5,000	4,976
McKesson Corp.	7.500%	2/15/19	3,484	3,857
McKesson Corp.	2.284%	3/15/19	12,175	12,230
McKesson Corp.	4.750%	3/1/21	12,320	13,169
McKesson Corp.	2.700%	12/15/22	4,550	4,417
McKesson Corp.	3.796%	3/15/24	11,619	11,940
McKesson Corp.	6.000%	3/1/41	4,439	5,120
McKesson Corp.	4.883%	3/15/44	6,836	6,965
Mead Johnson Nutrition Co.	4.900%	11/1/19	5,460	5,848
Mead Johnson Nutrition Co.	3.000%	11/15/20	5,044	5,087
Mead Johnson Nutrition Co.	4.125%	11/15/25	9,675	9,873
Mead Johnson Nutrition Co.	5.900%	11/1/39	7,450	8,315
Mead Johnson Nutrition Co.	4.600%	6/1/44	4,940	4,712
Medtronic Inc.	1.500%	3/15/18	8,025	8,016
Medtronic Inc.	1.375%	4/1/18	17,960	17,918
Medtronic Inc.	5.600%	3/15/19	1,450	1,560
Medtronic Inc.	2.500%	3/15/20	42,324	42,681
Medtronic Inc.	4.450%	3/15/20	120	128
Medtronic Inc.	3.125%	3/15/22	3,000	3,058
Medtronic Inc.	3.150%	3/15/22	34,754	35,499
Medtronic Inc.	2.750%	4/1/23	1,100	1,089
Medtronic Inc.	3.625%	3/15/24	9,361	9,725
Medtronic Inc.	3.500%	3/15/25	39,664	40,659
Medtronic Inc.	4.375%	3/15/35	35,782	37,703
Medtronic Inc.	6.500%	3/15/39	2,445	3,177
Medtronic Inc.	5.550%	3/15/40	4,350	5,074

	77

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Medtronic Inc.	4.500%	3/15/42	6,475	6,736
Medtronic Inc.	4.625%	3/15/44	5,218	5,595
Medtronic Inc.	4.625%	3/15/45	39,640	42,765
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	1,250	1,402
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	8,400	8,078
Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	1,500	1,456
Merck & Co. Inc.	1.100%	1/31/18	6,444	6,429
Merck & Co. Inc.	1.300%	5/18/18	12,820	12,807
Merck & Co. Inc.	1.850%	2/10/20	10,060	10,032
Merck & Co. Inc.	3.875%	1/15/21	14,067	14,912
Merck & Co. Inc.	2.350%	2/10/22	11,828	11,696
Merck & Co. Inc.	2.400%	9/15/22	7,180	7,077
Merck & Co. Inc.	2.800%	5/18/23	21,800	21,737
Merck & Co. Inc.	2.750%	2/10/25	23,125	22,631
Merck & Co. Inc.	6.500%	12/1/33	3,543	4,594
Merck & Co. Inc.	6.550%	9/15/37	6,063	8,113
Merck & Co. Inc.	3.600%	9/15/42	4,997	4,679
Merck & Co. Inc.	4.150%	5/18/43	17,127	17,492
Merck & Co. Inc.	3.700%	2/10/45	22,031	20,929
Merck Sharp & Dohme Corp.	5.000%	6/30/19	14,115	15,222
Merck Sharp & Dohme Corp.	5.750%	11/15/36	2,000	2,431
Merck Sharp & Dohme Corp.	5.850%	6/30/39	1,410	1,754
Molson Coors Brewing Co.	1.450%	7/15/19	4,500	4,430
Molson Coors Brewing Co.	2.100%	7/15/21	4,000	3,886
Molson Coors Brewing Co.	3.500%	5/1/22	2,450	2,519
Molson Coors Brewing Co.	3.000%	7/15/26	20,325	19,191
Molson Coors Brewing Co.	5.000%	5/1/42	11,540	12,035
Molson Coors Brewing Co.	4.200%	7/15/46	16,800	15,649
Mondelez International Inc.	6.500%	2/9/40	6,485	7,953
Mylan Inc.	2.600%	6/24/18	1,106	1,105
Mylan Inc.	2.550%	3/28/19	10,911	10,880
Mylan Inc.	4.200%	11/29/23	14,488	14,462
Mylan Inc.	5.400%	11/29/43	6,375	5,990
8 Mylan NV	2.500%	6/7/19	6,525	6,505
8 Mylan NV	3.150%	6/15/21	15,275	14,970
8 Mylan NV	3.950%	6/15/26	22,300	20,858
8 Mylan NV	5.250%	6/15/46	8,200	7,575
New York & Presbyterian Hospital	3.563%	8/1/36	2,475	2,362
New York & Presbyterian Hospital	4.024%	8/1/45	7,000	6,798
New York & Presbyterian Hospital	4.063%	8/1/56	3,250	3,029
New York & Presbyterian Hospital	4.763%	8/1/16	2,580	2,426
Newell Brands Inc.	2.050%	12/1/17	2,525	2,533
Newell Brands Inc.	2.150%	10/15/18	3,200	3,213
Newell Brands Inc.	2.600%	3/29/19	6,740	6,817
Newell Brands Inc.	2.875%	12/1/19	7,025	7,120
Newell Brands Inc.	3.150%	4/1/21	9,840	9,975
Newell Brands Inc.	4.000%	6/15/22	1,400	1,448
Newell Brands Inc.	3.850%	4/1/23	17,468	18,045
Newell Brands Inc.	4.000%	12/1/24	7,025	7,163
Newell Brands Inc.	3.900%	11/1/25	4,625	4,649
Newell Brands Inc.	4.200%	4/1/26	20,625	21,458
Newell Brands Inc.	5.375%	4/1/36	3,760	4,239
Newell Brands Inc.	5.500%	4/1/46	21,055	24,128
Northwell Healthcare Inc.	3.979%	11/1/46	9,475	8,657
Novant Health Inc.	5.850%	11/1/19	6,125	6,751
Novant Health Inc.	4.371%	11/1/43	5,100	5,015
Novartis Capital Corp.	4.400%	4/24/20	1,976	2,115
Novartis Capital Corp.	2.400%	9/21/22	23,754	23,448
Novartis Capital Corp.	3.400%	5/6/24	15,550	15,988
Novartis Capital Corp.	3.000%	11/20/25	15,050	14,922
Novartis Capital Corp.	3.700%	9/21/42	4,038	3,856
Novartis Capital Corp.	4.400%	5/6/44	22,803	24,462
Novartis Capital Corp.	4.000%	11/20/45	12,356	12,437
Novartis Securities Investment Ltd.	5.125%	2/10/19	14,245	15,230

	78

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
NYU Hospitals Center	4.784%	7/1/44	4,425	4,560
Owens & Minor Inc.	4.375%	12/15/24	2,250	2,190
Partners Healthcare System Inc.	4.117%	7/1/55	1,850	1,777
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,450	1,470
PepsiCo Inc.	1.250%	4/30/18	6,303	6,289
PepsiCo Inc.	5.000%	6/1/18	19,560	20,516
PepsiCo Inc.	2.250%	1/7/19	14,450	14,631
PepsiCo Inc.	1.350%	10/4/19	7,000	6,929
PepsiCo Inc.	4.500%	1/15/20	8,247	8,854
PepsiCo Inc.	1.850%	4/30/20	14,946	14,796
PepsiCo Inc.	2.150%	10/14/20	20,310	20,307
PepsiCo Inc.	3.125%	11/1/20	5,872	6,062
PepsiCo Inc.	3.000%	8/25/21	12,712	13,003
PepsiCo Inc.	1.700%	10/6/21	8,500	8,225
PepsiCo Inc.	2.750%	3/5/22	11,590	11,693
PepsiCo Inc.	3.100%	7/17/22	5,375	5,492
PepsiCo Inc.	2.750%	3/1/23	1,600	1,597
PepsiCo Inc.	3.600%	3/1/24	7,473	7,779
PepsiCo Inc.	2.750%	4/30/25	15,713	15,346
PepsiCo Inc.	3.500%	7/17/25	11,670	12,053
PepsiCo Inc.	2.375%	10/6/26	10,380	9,776
PepsiCo Inc.	5.500%	1/15/40	11,585	13,856
PepsiCo Inc.	4.875%	11/1/40	4,676	5,180
PepsiCo Inc.	4.000%	3/5/42	11,975	11,866
PepsiCo Inc.	3.600%	8/13/42	4,603	4,262
PepsiCo Inc.	4.250%	10/22/44	6,325	6,484
PepsiCo Inc.	4.600%	7/17/45	8,195	8,898
PepsiCo Inc.	4.450%	4/14/46	7,551	8,015
PepsiCo Inc.	3.450%	10/6/46	9,925	8,983
PerkinElmer Inc.	5.000%	11/15/21	4,725	5,086
Perrigo Co. plc	2.300%	11/8/18	6,160	6,163
Perrigo Co. plc	4.000%	11/15/23	14,135	14,009
Perrigo Co. plc	5.300%	11/15/43	4,193	4,046
Perrigo Finance Unlimited Co.	3.500%	3/15/21	4,800	4,841
Perrigo Finance Unlimited Co.	3.500%	12/15/21	5,000	5,025
Perrigo Finance Unlimited Co.	3.900%	12/15/24	4,650	4,544
Perrigo Finance Unlimited Co.	4.375%	3/15/26	8,775	8,765
Perrigo Finance Unlimited Co.	4.900%	12/15/44	4,800	4,393
Pfizer Inc.	1.200%	6/1/18	11,500	11,472
Pfizer Inc.	1.500%	6/15/18	6,450	6,451
Pfizer Inc.	2.100%	5/15/19	14,000	14,119
Pfizer Inc.	1.450%	6/3/19	15,825	15,720
Pfizer Inc.	1.700%	12/15/19	28,925	28,890
Pfizer Inc.	1.950%	6/3/21	20,400	20,149
Pfizer Inc.	2.200%	12/15/21	4,950	4,914
Pfizer Inc.	3.000%	6/15/23	9,585	9,703
Pfizer Inc.	3.400%	5/15/24	4,759	4,912
Pfizer Inc.	2.750%	6/3/26	13,360	12,917
Pfizer Inc.	3.000%	12/15/26	24,950	24,548
Pfizer Inc.	4.000%	12/15/36	19,000	19,372
Pfizer Inc.	7.200%	3/15/39	11,062	15,928
Pfizer Inc.	4.300%	6/15/43	6,993	7,174
Pfizer Inc.	4.400%	5/15/44	9,600	10,139
Pfizer Inc.	4.125%	12/15/46	16,875	17,158
Pharmacia LLC	6.600%	12/1/28	6,475	8,248
Philip Morris International Inc.	1.250%	11/9/17	7,350	7,347
Philip Morris International Inc.	5.650%	5/16/18	19,203	20,236
Philip Morris International Inc.	1.875%	1/15/19	13,650	13,667
Philip Morris International Inc.	4.500%	3/26/20	750	802
Philip Morris International Inc.	1.875%	2/25/21	4,375	4,274
Philip Morris International Inc.	4.125%	5/17/21	3,050	3,256
Philip Morris International Inc.	2.900%	11/15/21	2,340	2,368
Philip Morris International Inc.	2.500%	8/22/22	1,850	1,810
Philip Morris International Inc.	2.625%	3/6/23	6,340	6,232

79

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Philip Morris International Inc.	2.125%	5/10/23	7,000	6,666
Philip Morris International Inc.	3.600%	11/15/23	7,000	7,254
Philip Morris International Inc.	3.250%	11/10/24	10,850	10,895
Philip Morris International Inc.	3.375%	8/11/25	5,364	5,434
Philip Morris International Inc.	2.750%	2/25/26	9,950	9,536
Philip Morris International Inc.	6.375%	5/16/38	18,267	23,385
Philip Morris International Inc.	4.375%	11/15/41	9,150	9,201
Philip Morris International Inc.	4.500%	3/20/42	5,438	5,505
Philip Morris International Inc.	3.875%	8/21/42	5,785	5,399
Philip Morris International Inc.	4.125%	3/4/43	5,045	4,870
Philip Morris International Inc.	4.875%	11/15/43	13,571	14,720
Philip Morris International Inc.	4.250%	11/10/44	8,500	8,380
Premier Health Partners	2.911%	11/15/26	2,950	2,711
5 Procter & Gamble - Esop	9.360%	1/1/21	2,829	3,288
Procter & Gamble Co.	1.600%	11/15/18	6,700	6,726
Procter & Gamble Co.	1.900%	11/1/19	8,800	8,853
Procter & Gamble Co.	1.850%	2/2/21	6,250	6,181
Procter & Gamble Co.	1.700%	11/3/21	6,875	6,729
Procter & Gamble Co.	2.300%	2/6/22	14,148	14,084
Procter & Gamble Co.	3.100%	8/15/23	8,167	8,359
Procter & Gamble Co.	2.700%	2/2/26	6,450	6,307
Procter & Gamble Co.	2.450%	11/3/26	8,000	7,621
Procter & Gamble Co.	5.550%	3/5/37	3,717	4,801
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	2,000	1,883
Quest Diagnostics Inc.	2.700%	4/1/19	4,950	4,997
Quest Diagnostics Inc.	4.750%	1/30/20	2,650	2,822
Quest Diagnostics Inc.	2.500%	3/30/20	3,000	2,988
Quest Diagnostics Inc.	4.700%	4/1/21	2,000	2,138
Quest Diagnostics Inc.	4.250%	4/1/24	4,587	4,775
Quest Diagnostics Inc.	3.500%	3/30/25	4,920	4,854
Quest Diagnostics Inc.	3.450%	6/1/26	4,735	4,631
Quest Diagnostics Inc.	5.750%	1/30/40	1,355	1,443
Quest Diagnostics Inc.	4.700%	3/30/45	2,149	2,133
Reynolds American Inc.	2.300%	6/12/18	12,385	12,463
Reynolds American Inc.	8.125%	6/23/19	7,728	8,817
Reynolds American Inc.	6.875%	5/1/20	1,400	1,591
Reynolds American Inc.	3.250%	6/12/20	11,335	11,615
Reynolds American Inc.	4.000%	6/12/22	8,250	8,625
Reynolds American Inc.	4.850%	9/15/23	3,425	3,716
Reynolds American Inc.	4.450%	6/12/25	33,400	35,201
Reynolds American Inc.	5.700%	8/15/35	10,500	12,051
Reynolds American Inc.	7.250%	6/15/37	3,034	3,996
Reynolds American Inc.	8.125%	5/1/40	2,569	3,454
Reynolds American Inc.	7.000%	8/4/41	3,375	4,033
Reynolds American Inc.	5.850%	8/15/45	17,760	20,992
RWJ Barnabas Health Inc.	3.949%	7/1/46	4,600	4,232
Sanofi	1.250%	4/10/18	13,560	13,530
Sanofi	4.000%	3/29/21	18,223	19,311
Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	75,000	73,937
Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	48,625	46,798
Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	44,310	42,077
Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	1,900	2,047
St. Jude Medical Inc.	2.000%	9/15/18	4,650	4,657
St. Jude Medical Inc.	2.800%	9/15/20	4,650	4,656
St. Jude Medical Inc.	3.250%	4/15/23	9,525	9,439
St. Jude Medical Inc.	3.875%	9/15/25	3,400	3,401
St. Jude Medical Inc.	4.750%	4/15/43	8,800	8,583
Stryker Corp.	2.000%	3/8/19	6,425	6,422
Stryker Corp.	4.375%	1/15/20	811	857
Stryker Corp.	2.625%	3/15/21	22,325	22,369
Stryker Corp.	3.375%	5/15/24	11,300	11,340
Stryker Corp.	3.375%	11/1/25	9,225	9,124
Stryker Corp.	3.500%	3/15/26	8,865	8,893
Stryker Corp.	4.375%	5/15/44	4,075	3,953

	80

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Stryker Corp.	4.625%	3/15/46	10,385	10,547
Sysco Corp.	5.250%	2/12/18	3,045	3,160
Sysco Corp.	1.900%	4/1/19	4,700	4,682
Sysco Corp.	2.600%	10/1/20	5,575	5,596
Sysco Corp.	2.500%	7/15/21	4,950	4,899
Sysco Corp.	3.750%	10/1/25	4,075	4,111
Sysco Corp.	3.300%	7/15/26	10,250	10,028
Sysco Corp.	5.375%	9/21/35	6,480	7,202
Sysco Corp.	4.850%	10/1/45	3,915	4,078
Sysco Corp.	4.500%	4/1/46	5,565	5,612
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	9,392	9,515
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	11,225	10,794
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	1,720	1,918
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	5,720	5,762
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	12,569	12,353
Teva Pharmaceutical Finance Netherlands III BV	1.400%	7/20/18	31,495	31,207
Teva Pharmaceutical Finance Netherlands III BV	1.700%	7/19/19	20,675	20,320
Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	34,185	32,688
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	30,450	28,624
Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	35,003	32,219
Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	30,150	25,719
5 Texas Health Resources	4.330%	11/15/55	1,575	1,561
The Kroger Co.	6.800%	12/15/18	2,185	2,392
The Kroger Co.	2.000%	1/15/19	1,350	1,353
The Kroger Co.	2.300%	1/15/19	10,790	10,858
The Kroger Co.	1.500%	9/30/19	4,725	4,650
The Kroger Co.	6.150%	1/15/20	11,699	12,935
The Kroger Co.	3.300%	1/15/21	3,782	3,879
The Kroger Co.	2.600%	2/1/21	3,594	3,585
The Kroger Co.	2.950%	11/1/21	6,884	6,923
The Kroger Co.	3.400%	4/15/22	3,890	3,964
The Kroger Co.	3.850%	8/1/23	4,600	4,779
The Kroger Co.	4.000%	2/1/24	5,186	5,407
The Kroger Co.	3.500%	2/1/26	3,100	3,112
The Kroger Co.	2.650%	10/15/26	7,205	6,684
The Kroger Co.	7.700%	6/1/29	8,550	11,273
The Kroger Co.	8.000%	9/15/29	4,185	5,648
The Kroger Co.	7.500%	4/1/31	7,570	10,129
The Kroger Co.	6.900%	4/15/38	4,964	6,377
The Kroger Co.	5.400%	7/15/40	1,968	2,166
The Kroger Co.	5.000%	4/15/42	925	973
The Kroger Co.	5.150%	8/1/43	950	1,024
The Kroger Co.	3.875%	10/15/46	5,700	5,199
The Pepsi Bottling Group Inc.	7.000%	3/1/29	12,280	16,710
Thermo Fisher Scientific Inc.	1.850%	1/15/18	4,360	4,366
Thermo Fisher Scientific Inc.	2.150%	12/14/18	3,525	3,540
Thermo Fisher Scientific Inc.	2.400%	2/1/19	9,012	9,075
Thermo Fisher Scientific Inc.	4.700%	5/1/20	750	798
Thermo Fisher Scientific Inc.	4.500%	3/1/21	8,800	9,403
Thermo Fisher Scientific Inc.	3.600%	8/15/21	7,296	7,526
Thermo Fisher Scientific Inc.	3.300%	2/15/22	11,495	11,595
Thermo Fisher Scientific Inc.	3.150%	1/15/23	3,250	3,241
Thermo Fisher Scientific Inc.	3.000%	4/15/23	10,500	10,276
Thermo Fisher Scientific Inc.	4.150%	2/1/24	6,749	6,996
Thermo Fisher Scientific Inc.	3.650%	12/15/25	8,775	8,755
Thermo Fisher Scientific Inc.	2.950%	9/19/26	11,855	11,154
Thermo Fisher Scientific Inc.	5.300%	2/1/44	7,522	8,372
Trinity Health Corp.	4.125%	12/1/45	2,940	2,840
Tupperware Brands Corp.	4.750%	6/1/21	5,460	5,832
Tyson Foods Inc.	2.650%	8/15/19	11,981	12,074
Tyson Foods Inc.	4.500%	6/15/22	20,388	21,646
Tyson Foods Inc.	3.950%	8/15/24	12,255	12,440
Tyson Foods Inc.	4.875%	8/15/34	8,699	8,913
Tyson Foods Inc.	5.150%	8/15/44	3,925	4,026

	81

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Unilever Capital Corp.	4.800%	2/15/19	6,986	7,427
Unilever Capital Corp.	2.200%	3/6/19	6,600	6,661
Unilever Capital Corp.	2.100%	7/30/20	7,600	7,573
Unilever Capital Corp.	4.250%	2/10/21	12,720	13,648
Unilever Capital Corp.	1.375%	7/28/21	5,580	5,345
Unilever Capital Corp.	3.100%	7/30/25	7,200	7,216
Unilever Capital Corp.	2.000%	7/28/26	10,125	9,217
Unilever Capital Corp.	5.900%	11/15/32	4,300	5,552
Whirlpool Corp.	2.400%	3/1/19	2,750	2,763
Whirlpool Corp.	4.850%	6/15/21	2,763	3,001
Whirlpool Corp.	4.700%	6/1/22	2,655	2,888
Whirlpool Corp.	3.700%	3/1/23	1,450	1,481
Whirlpool Corp.	4.000%	3/1/24	5,234	5,435
Whirlpool Corp.	3.700%	5/1/25	3,305	3,312
Whirlpool Corp.	5.150%	3/1/43	4,320	4,592
Whirlpool Corp.	4.500%	6/1/46	7,507	7,306
Whole Foods Market Inc.	5.200%	12/3/25	12,350	13,016
Wyeth LLC	7.250%	3/1/23	2,400	2,972
Wyeth LLC	6.450%	2/1/24	4,925	5,976
Wyeth LLC	6.500%	2/1/34	6,675	8,611
Wyeth LLC	6.000%	2/15/36	5,940	7,355
Wyeth LLC	5.950%	4/1/37	35,138	44,197
Zeneca Wilmington Inc.	7.000%	11/15/23	3,175	3,854
Zimmer Biomet Holdings Inc.	2.000%	4/1/18	9,000	9,013
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	1,850	1,949
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	10,400	10,386
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	5,675	5,719
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	8,480	8,425
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	23,140	22,510
Zimmer Biomet Holdings Inc.	4.250%	8/15/35	1,672	1,564
Zoetis Inc.	1.875%	2/1/18	2,550	2,550
Zoetis Inc.	3.450%	11/13/20	5,000	5,119
Zoetis Inc.	3.250%	2/1/23	13,385	13,312
Zoetis Inc.	4.500%	11/13/25	4,290	4,537
Zoetis Inc.	4.700%	2/1/43	8,703	8,413
Energy (2.6%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	1,370	1,569
Anadarko Finance Co.	7.500%	5/1/31	9,861	12,477
Anadarko Petroleum Corp.	8.700%	3/15/19	225	255
Anadarko Petroleum Corp.	4.850%	3/15/21	2,600	2,780
Anadarko Petroleum Corp.	3.450%	7/15/24	6,794	6,661
Anadarko Petroleum Corp.	5.550%	3/15/26	44,714	50,073
Anadarko Petroleum Corp.	6.450%	9/15/36	16,266	19,226
Anadarko Petroleum Corp.	7.950%	6/15/39	3,455	4,486
Anadarko Petroleum Corp.	6.200%	3/15/40	13,865	15,887
Anadarko Petroleum Corp.	4.500%	7/15/44	300	281
Anadarko Petroleum Corp.	6.600%	3/15/46	3,450	4,257
Apache Corp.	6.900%	9/15/18	7,110	7,697
Apache Corp.	3.625%	2/1/21	5,800	5,989
Apache Corp.	3.250%	4/15/22	7,388	7,523
Apache Corp.	2.625%	1/15/23	1,075	1,034
Apache Corp.	6.000%	1/15/37	18,505	21,140
Apache Corp.	5.100%	9/1/40	12,768	13,365
Apache Corp.	5.250%	2/1/42	11,300	12,006
Apache Corp.	4.750%	4/15/43	6,056	6,252
Apache Finance Canada Corp.	7.750%	12/15/29	5,215	6,774
Baker Hughes Inc.	3.200%	8/15/21	10,552	10,791
Baker Hughes Inc.	5.125%	9/15/40	9,430	10,344
Boardwalk Pipelines LP	5.750%	9/15/19	50	54
Boardwalk Pipelines LP	3.375%	2/1/23	3,525	3,352
Boardwalk Pipelines LP	4.950%	12/15/24	8,250	8,462
Boardwalk Pipelines LP	5.950%	6/1/26	8,025	8,710
BP Capital Markets plc	1.375%	5/10/18	35,515	35,388

82

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BP Capital Markets plc	2.241%	9/26/18	6,375	6,426
BP Capital Markets plc	4.750%	3/10/19	12,310	13,028
BP Capital Markets plc	1.676%	5/3/19	1,000	994
BP Capital Markets plc	2.237%	5/10/19	24,011	24,118
BP Capital Markets plc	2.315%	2/13/20	8,038	8,050
BP Capital Markets plc	4.742%	3/11/21	16,603	18,037
BP Capital Markets plc	3.561%	11/1/21	14,520	15,145
BP Capital Markets plc	3.062%	3/17/22	3,825	3,858
BP Capital Markets plc	3.245%	5/6/22	18,791	19,133
BP Capital Markets plc	2.500%	11/6/22	13,182	12,884
BP Capital Markets plc	2.750%	5/10/23	24,550	24,100
BP Capital Markets plc	3.994%	9/26/23	5,800	6,087
BP Capital Markets plc	3.216%	11/28/23	16,000	16,011
BP Capital Markets plc	3.814%	2/10/24	5,722	5,914
BP Capital Markets plc	3.535%	11/4/24	23,369	23,648
BP Capital Markets plc	3.506%	3/17/25	14,373	14,481
BP Capital Markets plc	3.119%	5/4/26	972	943
BP Capital Markets plc	3.017%	1/16/27	3,103	2,987
BP Capital Markets plc	3.723%	11/28/28	12,400	12,558
Buckeye Partners LP	6.050%	1/15/18	320	333
Buckeye Partners LP	2.650%	11/15/18	7,000	7,054
Buckeye Partners LP	4.875%	2/1/21	150	159
Buckeye Partners LP	4.150%	7/1/23	3,725	3,774
Buckeye Partners LP	4.350%	10/15/24	400	407
Buckeye Partners LP	3.950%	12/1/26	4,200	4,089
Buckeye Partners LP	5.850%	11/15/43	5,950	6,148
Buckeye Partners LP	5.600%	10/15/44	1,425	1,439
Burlington Resources Finance Co.	7.200%	8/15/31	750	967
Burlington Resources Finance Co.	7.400%	12/1/31	4,150	5,399
Canadian Natural Resources Ltd.	3.450%	11/15/21	8,763	8,944
Canadian Natural Resources Ltd.	3.800%	4/15/24	4,573	4,558
Canadian Natural Resources Ltd.	3.900%	2/1/25	50	50
Canadian Natural Resources Ltd.	7.200%	1/15/32	5,318	6,281
Canadian Natural Resources Ltd.	6.450%	6/30/33	5,865	6,578
Canadian Natural Resources Ltd.	5.850%	2/1/35	4,145	4,372
Canadian Natural Resources Ltd.	6.500%	2/15/37	6,997	7,978
Canadian Natural Resources Ltd.	6.250%	3/15/38	10,864	12,314
Canadian Natural Resources Ltd.	6.750%	2/1/39	2,470	2,864
Chevron Corp.	1.365%	3/2/18	30,500	30,462
Chevron Corp.	1.718%	6/24/18	18,165	18,219
Chevron Corp.	1.790%	11/16/18	11,800	11,842
Chevron Corp.	4.950%	3/3/19	27,050	28,846
Chevron Corp.	1.561%	5/16/19	16,050	15,976
Chevron Corp.	2.193%	11/15/19	12,650	12,770
Chevron Corp.	1.961%	3/3/20	20,493	20,410
Chevron Corp.	2.427%	6/24/20	6,792	6,851
Chevron Corp.	2.419%	11/17/20	11,074	11,137
Chevron Corp.	2.100%	5/16/21	15,590	15,439
Chevron Corp.	2.411%	3/3/22	8,835	8,753
Chevron Corp.	2.355%	12/5/22	17,971	17,620
Chevron Corp.	3.191%	6/24/23	11,205	11,463
Chevron Corp.	3.326%	11/17/25	350	356
Chevron Corp.	2.954%	5/16/26	21,200	20,814
Cimarex Energy Co.	5.875%	5/1/22	3,500	3,640
Cimarex Energy Co.	4.375%	6/1/24	13,450	13,989
Columbia Pipeline Group Inc.	2.450%	6/1/18	3,475	3,493
Columbia Pipeline Group Inc.	3.300%	6/1/20	1,485	1,513
Columbia Pipeline Group Inc.	4.500%	6/1/25	16,075	16,866
Columbia Pipeline Group Inc.	5.800%	6/1/45	5,015	5,769
ConocoPhillips	6.650%	7/15/18	45	48
ConocoPhillips	5.750%	2/1/19	18,530	19,905
ConocoPhillips	6.000%	1/15/20	400	442
ConocoPhillips	5.900%	10/15/32	13,226	15,288
ConocoPhillips	5.900%	5/15/38	4,462	5,240

83

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ConocoPhillips	6.500%	2/1/39	17,727	22,371
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	4,720	5,486
ConocoPhillips Co.	1.050%	12/15/17	1,952	1,942
ConocoPhillips Co.	2.200%	5/15/20	1,150	1,141
ConocoPhillips Co.	4.200%	3/15/21	10,300	10,928
ConocoPhillips Co.	2.875%	11/15/21	13,398	13,483
ConocoPhillips Co.	2.400%	12/15/22	11,475	11,070
ConocoPhillips Co.	3.350%	11/15/24	4,976	4,976
ConocoPhillips Co.	3.350%	5/15/25	250	248
ConocoPhillips Co.	4.950%	3/15/26	6,753	7,439
ConocoPhillips Co.	4.150%	11/15/34	6,366	6,241
ConocoPhillips Co.	4.300%	11/15/44	18,362	18,220
ConocoPhillips Co.	5.950%	3/15/46	6,724	8,353
ConocoPhillips Holding Co.	6.950%	4/15/29	8,759	11,003
Devon Energy Corp.	4.000%	7/15/21	5,965	6,129
Devon Energy Corp.	3.250%	5/15/22	19,585	19,466
Devon Energy Corp.	7.950%	4/15/32	5,855	7,403
Devon Energy Corp.	5.600%	7/15/41	11,374	11,747
Devon Energy Corp.	4.750%	5/15/42	11,422	10,828
Devon Energy Corp.	5.000%	6/15/45	4,603	4,536
Devon Financing Co. LLC	7.875%	9/30/31	11,136	14,175
Dominion Gas Holdings LLC	2.800%	11/15/20	4,850	4,892
Dominion Gas Holdings LLC	3.550%	11/1/23	14,025	14,177
Dominion Gas Holdings LLC	3.600%	12/15/24	7,850	7,937
Dominion Gas Holdings LLC	4.800%	11/1/43	5,450	5,641
Dominion Gas Holdings LLC	4.600%	12/15/44	4,925	4,893
El Paso Natural Gas Co. LLC	8.625%	1/15/22	6,694	8,183
El Paso Natural Gas Co. LLC	8.375%	6/15/32	1,508	1,868
Enable Midstream Partners LP	2.400%	5/15/19	4,000	3,929
Enable Midstream Partners LP	3.900%	5/15/24	9,994	9,471
Enable Midstream Partners LP	5.000%	5/15/44	1,525	1,308
Enbridge Energy Partners LP	6.500%	4/15/18	6,255	6,587
Enbridge Energy Partners LP	9.875%	3/1/19	8,235	9,402
Enbridge Energy Partners LP	4.375%	10/15/20	1,500	1,565
Enbridge Energy Partners LP	4.200%	9/15/21	500	520
Enbridge Energy Partners LP	5.875%	10/15/25	4,200	4,712
Enbridge Energy Partners LP	7.500%	4/15/38	11,035	13,109
Enbridge Energy Partners LP	5.500%	9/15/40	8,620	8,550
Enbridge Energy Partners LP	7.375%	10/15/45	3,916	4,863
Enbridge Inc.	4.250%	12/1/26	7,700	7,850
Enbridge Inc.	4.500%	6/10/44	4,100	3,783
Enbridge Inc.	5.500%	12/1/46	10,000	10,734
Encana Corp.	6.500%	5/15/19	6,525	7,020
Encana Corp.	3.900%	11/15/21	6,992	7,056
Encana Corp.	6.500%	8/15/34	18,415	19,713
Encana Corp.	6.625%	8/15/37	448	483
Encana Corp.	6.500%	2/1/38	5,000	5,421
Energy Transfer Partners LP	2.500%	6/15/18	3,530	3,545
Energy Transfer Partners LP	6.700%	7/1/18	8,372	8,904
Energy Transfer Partners LP	9.000%	4/15/19	21,388	24,297
Energy Transfer Partners LP	4.150%	10/1/20	8,051	8,352
Energy Transfer Partners LP	4.650%	6/1/21	4,900	5,168
Energy Transfer Partners LP	5.200%	2/1/22	6,966	7,454
Energy Transfer Partners LP	3.600%	2/1/23	15,978	15,679
Energy Transfer Partners LP	4.900%	2/1/24	1,620	1,684
Energy Transfer Partners LP	7.600%	2/1/24	4,222	4,722
Energy Transfer Partners LP	4.050%	3/15/25	12,075	11,942
Energy Transfer Partners LP	4.750%	1/15/26	14,635	15,090
Energy Transfer Partners LP	8.250%	11/15/29	10	12
Energy Transfer Partners LP	4.900%	3/15/35	4,150	3,894
Energy Transfer Partners LP	6.625%	10/15/36	3,495	3,793
Energy Transfer Partners LP	7.500%	7/1/38	7,457	8,760
Energy Transfer Partners LP	6.050%	6/1/41	4,300	4,418
Energy Transfer Partners LP	6.500%	2/1/42	17,744	19,206

84

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy Transfer Partners LP	5.150%	2/1/43	1,524	1,423
Energy Transfer Partners LP	5.950%	10/1/43	4,335	4,490
Energy Transfer Partners LP	5.150%	3/15/45	503	480
Energy Transfer Partners LP	6.125%	12/15/45	11,100	11,801
EnLink Midstream Partners LP	2.700%	4/1/19	750	749
EnLink Midstream Partners LP	4.400%	4/1/24	5,975	5,900
EnLink Midstream Partners LP	4.150%	6/1/25	5,599	5,382
EnLink Midstream Partners LP	4.850%	7/15/26	11,150	11,136
EnLink Midstream Partners LP	5.600%	4/1/44	6,520	6,194
Enterprise Products Operating LLC	6.650%	4/15/18	5,950	6,309
Enterprise Products Operating LLC	1.650%	5/7/18	8,340	8,321
Enterprise Products Operating LLC	6.500%	1/31/19	9,644	10,512
Enterprise Products Operating LLC	2.550%	10/15/19	11,285	11,411
Enterprise Products Operating LLC	5.250%	1/31/20	895	969
Enterprise Products Operating LLC	5.200%	9/1/20	3,258	3,560
Enterprise Products Operating LLC	2.850%	4/15/21	1,010	1,018
Enterprise Products Operating LLC	4.050%	2/15/22	225	238
Enterprise Products Operating LLC	3.350%	3/15/23	10,686	10,805
Enterprise Products Operating LLC	3.900%	2/15/24	18,581	19,128
Enterprise Products Operating LLC	3.750%	2/15/25	16,175	16,401
Enterprise Products Operating LLC	3.700%	2/15/26	4,465	4,482
Enterprise Products Operating LLC	3.950%	2/15/27	5,400	5,513
Enterprise Products Operating LLC	6.875%	3/1/33	6,843	8,263
Enterprise Products Operating LLC	6.650%	10/15/34	1,485	1,774
Enterprise Products Operating LLC	5.750%	3/1/35	5,200	5,669
Enterprise Products Operating LLC	7.550%	4/15/38	2,969	3,820
Enterprise Products Operating LLC	6.125%	10/15/39	5,335	6,115
Enterprise Products Operating LLC	6.450%	9/1/40	743	881
Enterprise Products Operating LLC	5.950%	2/1/41	5,419	6,112
Enterprise Products Operating LLC	5.700%	2/15/42	7,145	7,869
Enterprise Products Operating LLC	4.850%	8/15/42	7,775	7,788
Enterprise Products Operating LLC	4.450%	2/15/43	19,042	18,088
Enterprise Products Operating LLC	4.850%	3/15/44	18,087	18,256
Enterprise Products Operating LLC	5.100%	2/15/45	6,440	6,759
Enterprise Products Operating LLC	4.900%	5/15/46	18,045	18,448
Enterprise Products Operating LLC	4.950%	10/15/54	4,320	4,220
EOG Resources Inc.	5.625%	6/1/19	1,006	1,086
EOG Resources Inc.	2.450%	4/1/20	20	20
EOG Resources Inc.	4.400%	6/1/20	9,220	9,784
EOG Resources Inc.	4.100%	2/1/21	9,735	10,248
EOG Resources Inc.	2.625%	3/15/23	15,728	15,240
EOG Resources Inc.	3.150%	4/1/25	7,500	7,340
EOG Resources Inc.	4.150%	1/15/26	4,500	4,707
EOG Resources Inc.	3.900%	4/1/35	5,076	4,804
EQT Corp.	6.500%	4/1/18	16,650	17,531
EQT Corp.	8.125%	6/1/19	4,400	4,952
EQT Corp.	4.875%	11/15/21	6,600	7,045
EQT Midstream Partners LP	4.000%	8/1/24	3,210	3,163
EQT Midstream Partners LP	4.125%	12/1/26	5,000	4,867
Exxon Mobil Corp.	1.439%	3/1/18	38,125	38,157
Exxon Mobil Corp.	1.305%	3/6/18	25,000	24,985
Exxon Mobil Corp.	1.819%	3/15/19	2,078	2,084
Exxon Mobil Corp.	1.912%	3/6/20	8,153	8,127
Exxon Mobil Corp.	2.222%	3/1/21	22,000	22,015
Exxon Mobil Corp.	2.397%	3/6/22	27,250	27,082
Exxon Mobil Corp.	2.726%	3/1/23	36,000	36,021
Exxon Mobil Corp.	2.709%	3/6/25	19,700	19,217
Exxon Mobil Corp.	3.043%	3/1/26	12,225	12,170
Exxon Mobil Corp.	3.567%	3/6/45	9,225	8,646
Exxon Mobil Corp.	4.114%	3/1/46	21,925	22,399
FMC Technologies Inc.	3.450%	10/1/22	1,292	1,281
Gulf South Pipeline Co. LP	4.000%	6/15/22	750	759
Halliburton Co.	2.000%	8/1/18	5,375	5,389
Halliburton Co.	5.900%	9/15/18	2,970	3,163

85

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Halliburton Co.	6.150%	9/15/19	2,145	2,360
Halliburton Co.	3.500%	8/1/23	4,942	5,029
Halliburton Co.	3.800%	11/15/25	44,100	44,830
Halliburton Co.	4.850%	11/15/35	13,085	13,786
Halliburton Co.	6.700%	9/15/38	10,240	12,720
Halliburton Co.	7.450%	9/15/39	5,484	7,379
Halliburton Co.	4.500%	11/15/41	5,196	5,098
Halliburton Co.	4.750%	8/1/43	9,150	9,362
Halliburton Co.	5.000%	11/15/45	19,975	21,284
Hess Corp.	3.500%	7/15/24	5,250	5,044
Hess Corp.	4.300%	4/1/27	7,400	7,351
Hess Corp.	7.875%	10/1/29	6,283	7,540
Hess Corp.	7.300%	8/15/31	4,628	5,355
Hess Corp.	7.125%	3/15/33	4,642	5,288
Hess Corp.	6.000%	1/15/40	14,268	14,743
Hess Corp.	5.600%	2/15/41	8,457	8,594
Hess Corp.	5.800%	4/1/47	6,450	6,696
Husky Energy Inc.	6.150%	6/15/19	750	816
Husky Energy Inc.	7.250%	12/15/19	6,616	7,516
Husky Energy Inc.	3.950%	4/15/22	2,921	3,022
Husky Energy Inc.	4.000%	4/15/24	14,513	14,751
Husky Energy Inc.	6.800%	9/15/37	2,716	3,212
Kerr-McGee Corp.	6.950%	7/1/24	9,270	10,979
Kerr-McGee Corp.	7.875%	9/15/31	2,224	2,843
Kinder Morgan Energy Partners LP	5.950%	2/15/18	11,640	12,139
Kinder Morgan Energy Partners LP	2.650%	2/1/19	14,065	14,147
Kinder Morgan Energy Partners LP	6.850%	2/15/20	4,910	5,474
Kinder Morgan Energy Partners LP	6.500%	4/1/20	2,200	2,434
Kinder Morgan Energy Partners LP	3.500%	3/1/21	6,700	6,797
Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,415	5,931
Kinder Morgan Energy Partners LP	5.000%	10/1/21	12,550	13,368
Kinder Morgan Energy Partners LP	4.150%	3/1/22	4,000	4,109
Kinder Morgan Energy Partners LP	3.950%	9/1/22	8,050	8,241
Kinder Morgan Energy Partners LP	3.450%	2/15/23	6,880	6,820
Kinder Morgan Energy Partners LP	3.500%	9/1/23	10,899	10,740
Kinder Morgan Energy Partners LP	4.300%	5/1/24	16,200	16,557
Kinder Morgan Energy Partners LP	4.250%	9/1/24	1,070	1,094
Kinder Morgan Energy Partners LP	7.400%	3/15/31	85	100
Kinder Morgan Energy Partners LP	7.300%	8/15/33	2,465	2,890
Kinder Morgan Energy Partners LP	5.800%	3/15/35	4,599	4,858
Kinder Morgan Energy Partners LP	6.500%	2/1/37	21,891	23,963
Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,518	4,081
Kinder Morgan Energy Partners LP	6.500%	9/1/39	5,695	6,284
Kinder Morgan Energy Partners LP	6.550%	9/15/40	5,000	5,506
Kinder Morgan Energy Partners LP	7.500%	11/15/40	6,331	7,561
Kinder Morgan Energy Partners LP	5.625%	9/1/41	10,601	10,633
Kinder Morgan Energy Partners LP	5.000%	8/15/42	1,645	1,578
Kinder Morgan Energy Partners LP	4.700%	11/1/42	10,974	10,211
Kinder Morgan Energy Partners LP	5.000%	3/1/43	2,091	2,014
Kinder Morgan Energy Partners LP	5.500%	3/1/44	10,869	11,098
Kinder Morgan Energy Partners LP	5.400%	9/1/44	1,009	1,013
Kinder Morgan Inc.	2.000%	12/1/17	5,000	5,006
Kinder Morgan Inc.	3.050%	12/1/19	11,033	11,186
Kinder Morgan Inc.	4.300%	6/1/25	9,100	9,359
Kinder Morgan Inc.	7.800%	8/1/31	4,550	5,616
Kinder Morgan Inc.	7.750%	1/15/32	9,453	11,584
Kinder Morgan Inc.	5.300%	12/1/34	11,517	11,755
Kinder Morgan Inc.	5.550%	6/1/45	19,068	19,960
Kinder Morgan Inc.	5.050%	2/15/46	150	148
Magellan Midstream Partners LP	6.400%	7/15/18	9,010	9,625
Magellan Midstream Partners LP	6.550%	7/15/19	9,640	10,668
Magellan Midstream Partners LP	4.250%	2/1/21	3,945	4,180
Magellan Midstream Partners LP	3.200%	3/15/25	925	902
Magellan Midstream Partners LP	5.000%	3/1/26	1,450	1,588

86

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Magellan Midstream Partners LP	6.400%	5/1/37	2,900	3,432
Magellan Midstream Partners LP	4.200%	12/1/42	2,450	2,224
Magellan Midstream Partners LP	5.150%	10/15/43	176	183
Magellan Midstream Partners LP	4.200%	3/15/45	2,201	2,002
Magellan Midstream Partners LP	4.250%	9/15/46	4,250	3,985
Marathon Oil Corp.	5.900%	3/15/18	4,057	4,229
Marathon Oil Corp.	2.700%	6/1/20	4,765	4,705
Marathon Oil Corp.	2.800%	11/1/22	17,846	16,976
Marathon Oil Corp.	3.850%	6/1/25	4,415	4,260
Marathon Oil Corp.	6.800%	3/15/32	7,117	7,846
Marathon Oil Corp.	6.600%	10/1/37	4,938	5,358
Marathon Oil Corp.	5.200%	6/1/45	6,275	5,898
Marathon Petroleum Corp.	2.700%	12/14/18	4,500	4,559
Marathon Petroleum Corp.	3.400%	12/15/20	6,000	6,130
Marathon Petroleum Corp.	5.125%	3/1/21	11,908	12,984
Marathon Petroleum Corp.	3.625%	9/15/24	7,325	7,240
Marathon Petroleum Corp.	6.500%	3/1/41	15,140	16,122
Marathon Petroleum Corp.	4.750%	9/15/44	2,127	1,880
Marathon Petroleum Corp.	5.850%	12/15/45	1,459	1,441
Marathon Petroleum Corp.	5.000%	9/15/54	3,052	2,583
MPLX LP	4.500%	7/15/23	22,032	22,362
MPLX LP	4.875%	12/1/24	18,210	18,620
MPLX LP	4.875%	6/1/25	3,400	3,485
Nabors Industries Inc.	6.150%	2/15/18	20,535	21,382
Nabors Industries Inc.	9.250%	1/15/19	1,600	1,774
Nabors Industries Inc.	5.000%	9/15/20	2,500	2,569
Nabors Industries Inc.	4.625%	9/15/21	4,775	4,859
Nabors Industries Inc.	5.100%	9/15/23	4,800	4,800
National Fuel Gas Co.	6.500%	4/15/18	6,000	6,280
National Fuel Gas Co.	8.750%	5/1/19	1,600	1,800
National Fuel Gas Co.	4.900%	12/1/21	1,050	1,111
National Fuel Gas Co.	3.750%	3/1/23	3,660	3,560
National Fuel Gas Co.	5.200%	7/15/25	1,400	1,453
National Oilwell Varco Inc.	2.600%	12/1/22	24,691	22,858
National Oilwell Varco Inc.	3.950%	12/1/42	8,573	6,528
Noble Energy Inc.	8.250%	3/1/19	9,799	11,013
Noble Energy Inc.	5.625%	5/1/21	50	52
Noble Energy Inc.	4.150%	12/15/21	10,965	11,451
Noble Energy Inc.	3.900%	11/15/24	2,850	2,869
Noble Energy Inc.	8.000%	4/1/27	725	898
Noble Energy Inc.	6.000%	3/1/41	15,651	17,320
Noble Energy Inc.	5.250%	11/15/43	8,327	8,462
Noble Energy Inc.	5.050%	11/15/44	3,025	3,030
Occidental Petroleum Corp.	1.500%	2/15/18	2,350	2,351
Occidental Petroleum Corp.	4.100%	2/1/21	20,216	21,482
Occidental Petroleum Corp.	3.125%	2/15/22	6,895	7,052
Occidental Petroleum Corp.	2.700%	2/15/23	11,218	11,093
Occidental Petroleum Corp.	3.500%	6/15/25	4,320	4,383
Occidental Petroleum Corp.	3.400%	4/15/26	9,404	9,456
Occidental Petroleum Corp.	4.625%	6/15/45	7,806	8,144
Occidental Petroleum Corp.	4.400%	4/15/46	13,928	14,116
Occidental Petroleum Corp.	4.100%	2/15/47	2,000	1,933
Oceaneering International Inc.	4.650%	11/15/24	4,351	4,281
ONEOK Partners LP	3.200%	9/15/18	350	358
ONEOK Partners LP	8.625%	3/1/19	10,150	11,446
ONEOK Partners LP	3.375%	10/1/22	12,427	12,468
ONEOK Partners LP	4.900%	3/15/25	5,700	6,109
ONEOK Partners LP	6.650%	10/1/36	14,269	16,170
ONEOK Partners LP	6.850%	10/15/37	1,825	2,120
ONEOK Partners LP	6.125%	2/1/41	5,165	5,672
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	300	317
Petro-Canada	6.050%	5/15/18	13,010	13,733
Petro-Canada	5.350%	7/15/33	4,825	5,328
Petro-Canada	5.950%	5/15/35	8,410	9,884

87

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Petro-Canada	6.800%	5/15/38	8,709	11,279
Phillips 66	4.300%	4/1/22	13,440	14,426
Phillips 66	4.650%	11/15/34	5,290	5,494
Phillips 66	5.875%	5/1/42	14,631	17,262
Phillips 66	4.875%	11/15/44	25,981	27,315
Phillips 66 Partners LP	2.646%	2/15/20	1,851	1,844
Phillips 66 Partners LP	3.605%	2/15/25	7,688	7,521
Phillips 66 Partners LP	3.550%	10/1/26	1,600	1,546
Phillips 66 Partners LP	4.680%	2/15/45	2,050	1,897
Phillips 66 Partners LP	4.900%	10/1/46	5,300	5,085
Pioneer Natural Resources Co.	6.875%	5/1/18	9,800	10,413
Pioneer Natural Resources Co.	3.450%	1/15/21	3,100	3,167
Pioneer Natural Resources Co.	3.950%	7/15/22	10,310	10,713
Pioneer Natural Resources Co.	4.450%	1/15/26	15,900	16,833
Pioneer Natural Resources Co.	7.200%	1/15/28	2,400	2,923
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	4,210	4,450
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	2,986	3,402
Plains All American Pipeline LP / PAA Finance Corp.	2.600%	12/15/19	100	100
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	9,856	10,711
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	3,037	3,271
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	3,854	3,881
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	18,203	17,205
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	3,834	3,800
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	22,615	21,718
Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	3,458	3,576
Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	7,500	7,571
Plains All American Pipeline LP / PAA Finance Corp.	6.700%	5/15/36	400	440
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	2,075	2,262
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	7,525	6,927
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	13,297	11,054
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	4,310	3,831
Plains All American Pipeline LP / PAA Finance Corp.	4.900%	2/15/45	200	185
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.750%	9/1/20	50	54
Regency Energy Partners LP / Regency Energy Finance
Corp.	6.500%	7/15/21	10,189	10,495
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.875%	3/1/22	8,520	9,329
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.000%	10/1/22	20,700	21,838
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.500%	4/15/23	9,100	9,453
Regency Energy Partners LP / Regency Energy Finance
Corp.	4.500%	11/1/23	13,800	13,972
Repsol Oil & Gas Canada Inc.	7.750%	6/1/19	9,497	10,281
Repsol Oil & Gas Canada Inc.	3.750%	2/1/21	5,779	5,613
Schlumberger Investment SA	3.650%	12/1/23	10,855	11,345
Shell International Finance BV	1.900%	8/10/18	31,340	31,520
Shell International Finance BV	1.625%	11/10/18	7,200	7,197
Shell International Finance BV	2.000%	11/15/18	10,450	10,512
Shell International Finance BV	1.375%	5/10/19	24,950	24,661
Shell International Finance BV	1.375%	9/12/19	15,400	15,184
Shell International Finance BV	4.300%	9/22/19	27,750	29,441
Shell International Finance BV	4.375%	3/25/20	7,450	7,944
Shell International Finance BV	2.125%	5/11/20	12,375	12,329
Shell International Finance BV	2.250%	11/10/20	2,450	2,441
Shell International Finance BV	1.875%	5/10/21	23,000	22,485
Shell International Finance BV	1.750%	9/12/21	13,800	13,392
Shell International Finance BV	2.375%	8/21/22	7,015	6,854
Shell International Finance BV	2.250%	1/6/23	11,653	11,226
Shell International Finance BV	3.400%	8/12/23	8,520	8,723
Shell International Finance BV	3.250%	5/11/25	18,350	18,283
Shell International Finance BV	2.875%	5/10/26	30,100	29,031
Shell International Finance BV	2.500%	9/12/26	17,500	16,389

88

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Shell International Finance BV	4.125%	5/11/35	20,650	20,949
Shell International Finance BV	6.375%	12/15/38	30,492	39,050
Shell International Finance BV	5.500%	3/25/40	6,908	8,025
Shell International Finance BV	3.625%	8/21/42	6,660	6,011
Shell International Finance BV	4.550%	8/12/43	12,191	12,646
Shell International Finance BV	4.375%	5/11/45	28,359	28,786
Shell International Finance BV	4.000%	5/10/46	21,600	20,619
Shell International Finance BV	3.750%	9/12/46	24,150	22,190
Southern Natural Gas Co. LLC	8.000%	3/1/32	8,150	10,194
Southern Natural Gas Co. LLC / Southern Natural
Issuing Corp.	4.400%	6/15/21	6,443	6,828
Spectra Energy Capital LLC	6.200%	4/15/18	14,500	15,192
Spectra Energy Capital LLC	3.300%	3/15/23	6,800	6,574
Spectra Energy Capital LLC	6.750%	2/15/32	3,050	3,361
Spectra Energy Capital LLC	7.500%	9/15/38	995	1,203
Spectra Energy Partners LP	2.950%	9/25/18	575	584
Spectra Energy Partners LP	4.750%	3/15/24	2,600	2,766
Spectra Energy Partners LP	3.500%	3/15/25	13,570	13,239
Spectra Energy Partners LP	3.375%	10/15/26	2,975	2,842
Spectra Energy Partners LP	5.950%	9/25/43	500	565
Spectra Energy Partners LP	4.500%	3/15/45	10,700	10,156
Suncor Energy Inc.	6.100%	6/1/18	1,775	1,874
Suncor Energy Inc.	3.600%	12/1/24	1,265	1,286
Suncor Energy Inc.	7.150%	2/1/32	4,903	6,158
Suncor Energy Inc.	5.950%	12/1/34	260	305
Suncor Energy Inc.	6.500%	6/15/38	18,608	23,595
Suncor Energy Inc.	6.850%	6/1/39	2,859	3,746
Sunoco Logistics Partners Operations LP	5.500%	2/15/20	3,305	3,569
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	22,300	23,484
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	1,164	1,146
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	2,250	2,268
Sunoco Logistics Partners Operations LP	5.950%	12/1/25	6,450	7,215
Sunoco Logistics Partners Operations LP	6.850%	2/15/40	750	835
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	10,440	10,868
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	475	437
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	6,928	6,697
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	5,925	5,766
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	2,220	2,590
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	1,342	1,622
8 Texas Eastern Transmission LP	2.800%	10/15/22	165	160
Texas Eastern Transmission LP	7.000%	7/15/32	5,900	7,199
Tosco Corp.	7.800%	1/1/27	875	1,117
Tosco Corp.	8.125%	2/15/30	17,805	24,358
Total Capital Canada Ltd.	1.450%	1/15/18	8,014	8,007
Total Capital Canada Ltd.	2.750%	7/15/23	22,865	22,636
Total Capital International SA	2.125%	1/10/19	13,560	13,636
Total Capital International SA	2.100%	6/19/19	8,400	8,438
Total Capital International SA	2.750%	6/19/21	27,098	27,370
Total Capital International SA	2.875%	2/17/22	6,465	6,519
Total Capital International SA	2.700%	1/25/23	8,800	8,708
Total Capital International SA	3.700%	1/15/24	20,200	21,051
Total Capital International SA	3.750%	4/10/24	3,530	3,692
Total Capital SA	2.125%	8/10/18	11,460	11,537
Total Capital SA	4.450%	6/24/20	13,365	14,331
Total Capital SA	4.125%	1/28/21	9,002	9,574
TransCanada PipeLines Ltd.	6.500%	8/15/18	16,655	17,828
TransCanada PipeLines Ltd.	7.125%	1/15/19	875	960
TransCanada PipeLines Ltd.	3.800%	10/1/20	17,200	17,929
TransCanada PipeLines Ltd.	2.500%	8/1/22	11,655	11,399
TransCanada PipeLines Ltd.	4.875%	1/15/26	18,675	20,724
TransCanada PipeLines Ltd.	4.625%	3/1/34	7,450	7,841
TransCanada PipeLines Ltd.	5.600%	3/31/34	2,755	3,164
TransCanada PipeLines Ltd.	5.850%	3/15/36	14,410	17,197
TransCanada PipeLines Ltd.	6.200%	10/15/37	15,710	19,503

	89

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
TransCanada PipeLines Ltd.	7.250%	8/15/38	5,436	7,329
TransCanada PipeLines Ltd.	5.000%	10/16/43	14,900	16,542
8 Transcontinental Gas Pipe Line Co. LLC	7.850%	2/1/26	5,000	6,300
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	368	374
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	650	592
Valero Energy Corp.	9.375%	3/15/19	9,926	11,429
Valero Energy Corp.	6.125%	2/1/20	13,570	14,976
Valero Energy Corp.	3.650%	3/15/25	759	751
Valero Energy Corp.	3.400%	9/15/26	15,580	14,919
Valero Energy Corp.	7.500%	4/15/32	10,671	13,123
Valero Energy Corp.	6.625%	6/15/37	9,803	11,375
Valero Energy Corp.	10.500%	3/15/39	323	494
Valero Energy Corp.	4.900%	3/15/45	12,735	12,585
Valero Energy Partners LP	4.375%	12/15/26	3,400	3,434
Western Gas Partners LP	2.600%	8/15/18	5,700	5,717
Western Gas Partners LP	5.375%	6/1/21	5,145	5,531
Western Gas Partners LP	4.650%	7/1/26	2,000	2,068
Western Gas Partners LP	5.450%	4/1/44	8,150	8,381
Williams Partners LP	5.250%	3/15/20	7,375	7,890
Williams Partners LP	4.000%	11/15/21	4,425	4,539
Williams Partners LP	3.600%	3/15/22	31,060	31,204
Williams Partners LP	3.350%	8/15/22	9,500	9,347
Williams Partners LP	4.500%	11/15/23	3,800	3,899
Williams Partners LP	4.300%	3/4/24	13,525	13,649
Williams Partners LP	3.900%	1/15/25	14,641	14,344
Williams Partners LP	4.000%	9/15/25	6,605	6,524
Williams Partners LP	6.300%	4/15/40	4,615	4,930
Williams Partners LP	5.800%	11/15/43	14,705	15,024
Williams Partners LP	5.400%	3/4/44	4,000	3,872
Williams Partners LP	4.900%	1/15/45	1,545	1,427
Williams Partners LP	5.100%	9/15/45	16,265	15,439
Williams Partners LP / ACMP Finance Corp.	6.125%	7/15/22	200	207
Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	6,425	6,497
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	17,718	17,829
XTO Energy Inc.	5.500%	6/15/18	500	528
XTO Energy Inc.	6.750%	8/1/37	600	816
Other Industrial (0.1%)
California Institute of Technology GO	4.321%	8/1/45	700	729
California Institute of Technology GO	4.700%	11/1/11	11,400	10,769
CBRE Services Inc.	5.250%	3/15/25	5,475	5,619
CBRE Services Inc.	4.875%	3/1/26	13,455	13,438
Cintas Corp. No 2	6.125%	12/1/17	1,625	1,691
Cintas Corp. No 2	3.250%	6/1/22	4,015	4,058
Dartmouth College New Hampshire GO	3.474%	6/1/46	10,402	9,703
5 Duke University	3.199%	10/1/38	2,800	2,561
5 Duke University Revenue	3.299%	10/1/46	2,560	2,306
Fluor Corp.	3.375%	9/15/21	2,150	2,196
Fluor Corp.	3.500%	12/15/24	10,479	10,573
George Washington University District of Columbia GO	3.545%	9/15/46	2,400	2,062
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	5,641	5,865
5 Johns Hopkins University Maryland GO	4.083%	7/1/53	4,125	4,114
5 Massachusetts Institute of Technology GO	3.959%	7/1/38	7,975	8,331
Massachusetts Institute of Technology GO	5.600%	7/1/11	11,831	14,164
Massachusetts Institute of Technology GO	4.678%	7/1/14	4,450	4,441
Massachusetts Institute of Technology GO	3.885%	7/1/16	7,500	6,378
5 Northwestern University Illinois GO	3.688%	12/1/38	6,150	6,116
5 Northwestern University Illinois GO	4.643%	12/1/44	4,550	5,125
5 Northwestern University Illinois GO	3.868%	12/1/48	100	98
President & Fellows of Harvard College Massachusetts
GO	3.619%	10/1/37	2,500	2,468
5 Rice University Texas GO	3.574%	5/15/45	6,160	5,852
5 University of Notre Dame DU LAC Indiana GO	3.438%	2/15/45	4,600	4,401
University of Pennsylvania GO	4.674%	9/1/12	10,350	10,169

	90

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 University of Southern California GO	3.028%	10/1/39	7,050	6,247
Wesleyan University Connecticut GO	4.781%	7/1/16	5,000	4,728
Yale University Connecticut GO	2.086%	4/15/19	7,865	7,923
Technology (2.1%)
Adobe Systems Inc.	4.750%	2/1/20	6,670	7,151
Adobe Systems Inc.	3.250%	2/1/25	10,000	9,979
Alphabet Inc.	3.625%	5/19/21	12,780	13,549
Altera Corp.	2.500%	11/15/18	16,565	16,940
Altera Corp.	4.100%	11/15/23	7,030	7,520
Amphenol Corp.	2.550%	1/30/19	14,893	15,067
Amphenol Corp.	4.000%	2/1/22	490	512
Analog Devices Inc.	2.500%	12/5/21	5,000	4,953
Analog Devices Inc.	2.875%	6/1/23	12,675	12,496
Analog Devices Inc.	3.125%	12/5/23	6,500	6,450
Analog Devices Inc.	3.500%	12/5/26	9,800	9,695
Analog Devices Inc.	4.500%	12/5/36	2,000	2,019
Analog Devices Inc.	5.300%	12/15/45	500	548
Apple Inc.	1.300%	2/23/18	7,100	7,104
Apple Inc.	1.000%	5/3/18	41,693	41,494
Apple Inc.	1.700%	2/22/19	200	200
Apple Inc.	2.100%	5/6/19	17,525	17,692
Apple Inc.	1.100%	8/2/19	19,375	19,054
Apple Inc.	1.550%	2/7/20	9,545	9,435
Apple Inc.	2.000%	5/6/20	7,300	7,299
Apple Inc.	2.250%	2/23/21	30,400	30,335
Apple Inc.	2.850%	5/6/21	61,510	62,682
Apple Inc.	1.550%	8/4/21	19,000	18,332
Apple Inc.	2.150%	2/9/22	22,595	22,119
Apple Inc.	2.700%	5/13/22	27,525	27,601
Apple Inc.	2.850%	2/23/23	15,550	15,559
Apple Inc.	2.400%	5/3/23	58,005	56,470
Apple Inc.	3.450%	5/6/24	13,852	14,269
Apple Inc.	2.500%	2/9/25	15,295	14,642
Apple Inc.	3.200%	5/13/25	15,090	15,145
Apple Inc.	3.250%	2/23/26	49,970	50,048
Apple Inc.	2.450%	8/4/26	20,225	18,950
Apple Inc.	4.500%	2/23/36	3,225	3,449
Apple Inc.	3.850%	5/4/43	35,525	34,058
Apple Inc.	4.450%	5/6/44	9,975	10,332
Apple Inc.	3.450%	2/9/45	11,949	10,573
Apple Inc.	4.375%	5/13/45	12,407	12,727
Apple Inc.	4.650%	2/23/46	57,251	61,779
Apple Inc.	3.850%	8/4/46	28,575	27,414
Applied Materials Inc.	2.625%	10/1/20	8,025	8,096
Applied Materials Inc.	4.300%	6/15/21	8,112	8,714
Applied Materials Inc.	3.900%	10/1/25	16,125	16,941
Applied Materials Inc.	5.100%	10/1/35	4,675	5,160
Applied Materials Inc.	5.850%	6/15/41	7,061	8,444
Arrow Electronics Inc.	3.000%	3/1/18	2,500	2,525
Arrow Electronics Inc.	5.125%	3/1/21	1,288	1,370
Arrow Electronics Inc.	3.500%	4/1/22	4,350	4,312
Arrow Electronics Inc.	4.500%	3/1/23	2,154	2,196
Arrow Electronics Inc.	4.000%	4/1/25	6,410	6,225
Autodesk Inc.	3.125%	6/15/20	2,500	2,519
Autodesk Inc.	3.600%	12/15/22	1,675	1,674
Autodesk Inc.	4.375%	6/15/25	2,900	2,973
Avnet Inc.	5.875%	6/15/20	120	130
Avnet Inc.	4.875%	12/1/22	4,725	4,927
Avnet Inc.	4.625%	4/15/26	5,600	5,433
Baidu Inc.	3.250%	8/6/18	2,800	2,840
Baidu Inc.	2.750%	6/9/19	14,475	14,610
Baidu Inc.	3.500%	11/28/22	14,925	14,941
Broadridge Financial Solutions Inc.	3.950%	9/1/20	2,425	2,523

	91

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Broadridge Financial Solutions Inc.	3.400%	6/27/26	4,400	4,244
CA Inc.	2.875%	8/15/18	3,000	3,038
CA Inc.	5.375%	12/1/19	3,525	3,806
CA Inc.	3.600%	8/1/20	6,525	6,680
CA Inc.	4.500%	8/15/23	5,950	6,184
Cadence Design Systems Inc.	4.375%	10/15/24	725	715
Cisco Systems Inc.	1.400%	2/28/18	10,000	10,002
Cisco Systems Inc.	4.950%	2/15/19	29,550	31,532
Cisco Systems Inc.	1.600%	2/28/19	21,000	20,964
Cisco Systems Inc.	2.125%	3/1/19	21,885	22,066
Cisco Systems Inc.	4.450%	1/15/20	31,954	34,239
Cisco Systems Inc.	2.450%	6/15/20	25,350	25,665
Cisco Systems Inc.	2.200%	2/28/21	48,148	48,026
Cisco Systems Inc.	2.900%	3/4/21	1,650	1,685
Cisco Systems Inc.	2.600%	2/28/23	250	247
Cisco Systems Inc.	2.200%	9/20/23	4,350	4,182
Cisco Systems Inc.	3.625%	3/4/24	5,625	5,876
Cisco Systems Inc.	2.950%	2/28/26	750	741
Cisco Systems Inc.	2.500%	9/20/26	8,450	8,021
Cisco Systems Inc.	5.900%	2/15/39	30,526	38,786
Cisco Systems Inc.	5.500%	1/15/40	6,374	7,817
Corning Inc.	1.500%	5/8/18	6,900	6,879
Corning Inc.	6.625%	5/15/19	3,860	4,256
Corning Inc.	4.250%	8/15/20	7,474	7,908
Corning Inc.	2.900%	5/15/22	4,475	4,498
Corning Inc.	3.700%	11/15/23	4,925	5,000
Corning Inc.	7.250%	8/15/36	75	88
Corning Inc.	4.700%	3/15/37	7,168	7,041
Corning Inc.	5.750%	8/15/40	4,856	5,366
8 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	3.480%	6/1/19	37,750	38,553
8 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	4.420%	6/15/21	45,025	46,576
8 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	5.450%	6/15/23	74,896	79,502
8 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	6.020%	6/15/26	44,315	47,926
8 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.100%	7/15/36	12,088	14,388
8 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.350%	7/15/46	20,110	24,899
Dun & Bradstreet Corp.	3.250%	12/1/17	800	808
Dun & Bradstreet Corp.	4.375%	12/1/22	1,955	1,982
Equifax Inc.	2.300%	6/1/21	4,750	4,642
Equifax Inc.	3.250%	6/1/26	7,000	6,757
Fidelity National Information Services Inc.	2.000%	4/15/18	2,667	2,674
Fidelity National Information Services Inc.	2.850%	10/15/18	5,475	5,570
Fidelity National Information Services Inc.	3.625%	10/15/20	33,950	35,126
Fidelity National Information Services Inc.	2.250%	8/15/21	18,800	18,304
Fidelity National Information Services Inc.	5.000%	3/15/22	7,294	7,495
Fidelity National Information Services Inc.	3.500%	4/15/23	9,000	9,065
Fidelity National Information Services Inc.	3.875%	6/5/24	3,850	3,916
Fidelity National Information Services Inc.	5.000%	10/15/25	14,582	15,809
Fidelity National Information Services Inc.	3.000%	8/15/26	22,600	21,208
Fidelity National Information Services Inc.	4.500%	8/15/46	6,231	5,920
Fiserv Inc.	2.700%	6/1/20	6,090	6,089
Fiserv Inc.	4.750%	6/15/21	175	188
Fiserv Inc.	3.500%	10/1/22	8,531	8,734
Fiserv Inc.	3.850%	6/1/25	11,519	11,709
Flex Ltd.	4.625%	2/15/20	5,340	5,554
Flex Ltd.	5.000%	2/15/23	3,500	3,700
Flex Ltd.	4.750%	6/15/25	3,220	3,396
Hewlett Packard Enterprise Co.	2.850%	10/5/18	18,300	18,445
Hewlett Packard Enterprise Co.	3.600%	10/15/20	42,900	43,590
Hewlett Packard Enterprise Co.	4.400%	10/15/22	20,425	21,341
Hewlett Packard Enterprise Co.	4.900%	10/15/25	30,460	31,223
Hewlett Packard Enterprise Co.	6.200%	10/15/35	5,125	5,211
Hewlett Packard Enterprise Co.	6.350%	10/15/45	24,000	24,004
HP Enterprise Services LLC	7.450%	10/15/29	1,950	2,325
HP Inc.	3.750%	12/1/20	1,149	1,189

	92

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HP Inc.	4.300%	6/1/21	14,555	15,248
HP Inc.	4.375%	9/15/21	16,420	17,266
HP Inc.	4.650%	12/9/21	27,125	28,861
HP Inc.	6.000%	9/15/41	8,543	8,599
Intel Corp.	2.450%	7/29/20	23,062	23,358
Intel Corp.	1.700%	5/19/21	5,450	5,316
Intel Corp.	3.300%	10/1/21	15,976	16,577
Intel Corp.	3.100%	7/29/22	13,750	14,108
Intel Corp.	2.700%	12/15/22	12,770	12,802
Intel Corp.	3.700%	7/29/25	15,625	16,362
Intel Corp.	2.600%	5/19/26	5,700	5,497
Intel Corp.	4.000%	12/15/32	5,550	5,697
Intel Corp.	4.800%	10/1/41	24,654	27,085
Intel Corp.	4.250%	12/15/42	14,291	14,430
Intel Corp.	4.900%	7/29/45	9,570	10,648
Intel Corp.	4.100%	5/19/46	8,000	7,962
International Business Machines Corp.	5.700%	9/14/17	18,911	19,475
International Business Machines Corp.	1.125%	2/6/18	22,925	22,871
International Business Machines Corp.	1.250%	2/8/18	1,300	1,297
International Business Machines Corp.	7.625%	10/15/18	10,506	11,571
International Business Machines Corp.	1.950%	2/12/19	15,600	15,676
International Business Machines Corp.	1.875%	5/15/19	1,500	1,503
International Business Machines Corp.	1.800%	5/17/19	2,900	2,903
International Business Machines Corp.	8.375%	11/1/19	4,791	5,635
International Business Machines Corp.	2.250%	2/19/21	15,400	15,325
International Business Machines Corp.	2.900%	11/1/21	800	815
International Business Machines Corp.	1.875%	8/1/22	3,300	3,153
International Business Machines Corp.	2.875%	11/9/22	22,700	22,798
International Business Machines Corp.	3.375%	8/1/23	14,100	14,396
International Business Machines Corp.	3.625%	2/12/24	19,200	19,912
International Business Machines Corp.	7.000%	10/30/25	3,315	4,232
International Business Machines Corp.	6.220%	8/1/27	10,050	12,498
International Business Machines Corp.	6.500%	1/15/28	620	790
International Business Machines Corp.	5.600%	11/30/39	10,380	12,577
International Business Machines Corp.	4.000%	6/20/42	10,337	10,324
International Business Machines Corp.	4.700%	2/19/46	6,793	7,399
Jabil Circuit Inc.	5.625%	12/15/20	2,200	2,354
Jabil Circuit Inc.	4.700%	9/15/22	400	409
Juniper Networks Inc.	3.125%	2/26/19	6,350	6,459
Juniper Networks Inc.	3.300%	6/15/20	4,000	4,055
Juniper Networks Inc.	4.600%	3/15/21	3,880	4,141
Juniper Networks Inc.	4.500%	3/15/24	2,150	2,225
Juniper Networks Inc.	4.350%	6/15/25	1,550	1,562
Juniper Networks Inc.	5.950%	3/15/41	3,125	3,190
Keysight Technologies Inc.	3.300%	10/30/19	4,540	4,609
Keysight Technologies Inc.	4.550%	10/30/24	7,075	6,983
KLA-Tencor Corp.	3.375%	11/1/19	2,615	2,670
KLA-Tencor Corp.	4.125%	11/1/21	10,250	10,678
KLA-Tencor Corp.	4.650%	11/1/24	5,024	5,303
KLA-Tencor Corp.	5.650%	11/1/34	3,425	3,628
Lam Research Corp.	2.750%	3/15/20	4,465	4,464
Lam Research Corp.	2.800%	6/15/21	7,275	7,214
Lam Research Corp.	3.800%	3/15/25	5,500	5,492
Maxim Integrated Products Inc.	3.375%	3/15/23	6,100	5,935
Microsoft Corp.	0.875%	11/15/17	1,350	1,347
Microsoft Corp.	1.000%	5/1/18	4,400	4,384
Microsoft Corp.	1.300%	11/3/18	31,425	31,355
Microsoft Corp.	4.200%	6/1/19	9,270	9,834
Microsoft Corp.	1.100%	8/8/19	26,650	26,305
Microsoft Corp.	1.850%	2/12/20	4,655	4,652
Microsoft Corp.	3.000%	10/1/20	8,005	8,261
Microsoft Corp.	2.000%	11/3/20	40,513	40,551
Microsoft Corp.	4.000%	2/8/21	4,775	5,103
Microsoft Corp.	1.550%	8/8/21	29,925	28,960

93

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Microsoft Corp.	2.375%	2/12/22	13,850	13,784
Microsoft Corp.	2.650%	11/3/22	13,000	13,025
Microsoft Corp.	2.125%	11/15/22	3,528	3,429
Microsoft Corp.	2.375%	5/1/23	3,060	3,001
Microsoft Corp.	2.000%	8/8/23	20,600	19,668
Microsoft Corp.	3.625%	12/15/23	3,090	3,248
Microsoft Corp.	2.700%	2/12/25	9,579	9,367
Microsoft Corp.	3.125%	11/3/25	38,857	39,201
Microsoft Corp.	2.400%	8/8/26	44,125	41,439
Microsoft Corp.	3.500%	2/12/35	16,805	16,069
Microsoft Corp.	4.200%	11/3/35	6,520	6,843
Microsoft Corp.	3.450%	8/8/36	26,825	25,472
Microsoft Corp.	5.200%	6/1/39	1,988	2,317
Microsoft Corp.	4.500%	10/1/40	5,868	6,242
Microsoft Corp.	5.300%	2/8/41	5,985	7,162
Microsoft Corp.	3.500%	11/15/42	12,925	11,893
Microsoft Corp.	3.750%	5/1/43	2,981	2,833
Microsoft Corp.	4.875%	12/15/43	1,575	1,757
Microsoft Corp.	3.750%	2/12/45	20,175	19,139
Microsoft Corp.	4.450%	11/3/45	40,485	42,882
Microsoft Corp.	3.700%	8/8/46	41,736	39,218
Microsoft Corp.	4.000%	2/12/55	25,155	23,756
Microsoft Corp.	4.750%	11/3/55	9,050	9,837
Microsoft Corp.	3.950%	8/8/56	15,250	14,272
Motorola Solutions Inc.	3.500%	9/1/21	100	101
Motorola Solutions Inc.	3.750%	5/15/22	3,671	3,702
Motorola Solutions Inc.	3.500%	3/1/23	3,550	3,463
Motorola Solutions Inc.	4.000%	9/1/24	7,476	7,481
Motorola Solutions Inc.	7.500%	5/15/25	410	485
Motorola Solutions Inc.	5.500%	9/1/44	6,050	5,779
NetApp Inc.	2.000%	12/15/17	5,905	5,921
NetApp Inc.	3.250%	12/15/22	1,045	1,040
NVIDIA Corp.	2.200%	9/16/21	10,000	9,740
NVIDIA Corp.	3.200%	9/16/26	9,950	9,516
Oracle Corp.	5.750%	4/15/18	20,052	21,175
Oracle Corp.	2.375%	1/15/19	20,525	20,795
Oracle Corp.	5.000%	7/8/19	17,712	19,077
Oracle Corp.	2.250%	10/8/19	16,973	17,140
Oracle Corp.	3.875%	7/15/20	13,615	14,411
Oracle Corp.	2.800%	7/8/21	12,380	12,679
Oracle Corp.	1.900%	9/15/21	73,398	71,698
Oracle Corp.	2.500%	5/15/22	15,890	15,721
Oracle Corp.	2.500%	10/15/22	11,663	11,511
Oracle Corp.	3.625%	7/15/23	450	469
Oracle Corp.	2.400%	9/15/23	21,000	20,283
Oracle Corp.	3.400%	7/8/24	37,185	37,778
Oracle Corp.	2.950%	5/15/25	29,380	28,718
Oracle Corp.	2.650%	7/15/26	34,625	32,771
Oracle Corp.	3.250%	5/15/30	4,795	4,663
Oracle Corp.	4.300%	7/8/34	11,870	12,243
Oracle Corp.	3.900%	5/15/35	11,247	11,033
Oracle Corp.	3.850%	7/15/36	25,525	24,848
Oracle Corp.	6.500%	4/15/38	6,020	7,846
Oracle Corp.	6.125%	7/8/39	7,853	9,896
Oracle Corp.	5.375%	7/15/40	33,888	39,148
Oracle Corp.	4.500%	7/8/44	10,150	10,413
Oracle Corp.	4.125%	5/15/45	10,775	10,471
Oracle Corp.	4.000%	7/15/46	27,102	25,846
Oracle Corp.	4.375%	5/15/55	16,402	16,123
Pitney Bowes Inc.	6.250%	3/15/19	200	215
Pitney Bowes Inc.	3.375%	10/1/21	12,025	11,635
Pitney Bowes Inc.	4.625%	3/15/24	12,525	12,288
QUALCOMM Inc.	1.400%	5/18/18	12,000	11,972
QUALCOMM Inc.	2.250%	5/20/20	9,935	9,921

94

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
QUALCOMM Inc.	3.000%	5/20/22	18,675	18,865
QUALCOMM Inc.	3.450%	5/20/25	23,930	24,331
QUALCOMM Inc.	4.650%	5/20/35	5,805	6,100
QUALCOMM Inc.	4.800%	5/20/45	17,382	18,538
Seagate HDD Cayman	3.750%	11/15/18	10,550	10,787
Seagate HDD Cayman	4.750%	6/1/23	11,675	11,573
Seagate HDD Cayman	4.750%	1/1/25	10,275	9,710
Seagate HDD Cayman	4.875%	6/1/27	8,525	7,651
Seagate HDD Cayman	5.750%	12/1/34	6,100	5,185
Symantec Corp.	4.200%	9/15/20	4,125	4,228
Symantec Corp.	3.950%	6/15/22	4,925	4,848
Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	6,294	6,324
Texas Instruments Inc.	1.650%	8/3/19	9,540	9,516
Total System Services Inc.	2.375%	6/1/18	3,095	3,108
Total System Services Inc.	3.800%	4/1/21	8,220	8,482
Total System Services Inc.	4.800%	4/1/26	18,575	19,905
Trimble Navigation Ltd.	4.750%	12/1/24	4,800	4,828
Tyco Electronics Group SA	6.550%	10/1/17	3,743	3,883
Tyco Electronics Group SA	2.350%	8/1/19	3,906	3,918
Tyco Electronics Group SA	3.500%	2/3/22	2,175	2,237
Tyco Electronics Group SA	3.450%	8/1/24	4,650	4,678
Tyco Electronics Group SA	3.700%	2/15/26	1,000	1,012
Tyco Electronics Group SA	7.125%	10/1/37	9,950	12,923
Verisk Analytics Inc.	5.800%	5/1/21	2,125	2,353
Verisk Analytics Inc.	4.125%	9/12/22	5,414	5,577
Verisk Analytics Inc.	4.000%	6/15/25	14,050	14,211
Verisk Analytics Inc.	5.500%	6/15/45	8,525	8,997
Xerox Corp.	6.350%	5/15/18	17,205	18,134
Xerox Corp.	2.750%	3/15/19	7,646	7,649
Xerox Corp.	5.625%	12/15/19	5,875	6,318
Xerox Corp.	2.800%	5/15/20	4,300	4,229
Xerox Corp.	2.750%	9/1/20	2,950	2,903
Xerox Corp.	4.500%	5/15/21	6,115	6,357
Xerox Corp.	3.800%	5/15/24	2,000	1,920
Xerox Corp.	6.750%	12/15/39	2,000	1,996
Xilinx Inc.	2.125%	3/15/19	630	629
Xilinx Inc.	3.000%	3/15/21	13,675	13,796
Transportation (0.7%)
5 American Airlines 2011-1 Class A Pass Through Trust	5.250%	7/31/22	921	981
5 American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	2,309	2,378
5 American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	10,269	10,936
5 American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	5,932	5,962
5 American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	12,939	12,713
5 American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	2,229	2,174
5 American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	2,021	2,031
5 American Airlines 2016-1 Class A Pass Through Trust	4.100%	1/15/28	3,365	3,432
5 American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	8,479	8,500
5 American Airlines 2016-2 Class A Pass Through Trust	3.650%	6/15/28	9,400	9,329
5 American Airlines 2016-2 Class AA Pass Through Trust	3.200%	6/15/28	14,800	14,337
5 American Airlines 2016-3 Class A Pass Through Trust	3.250%	4/15/30	2,300	2,219
American Airlines 2016-3 Class AA Pass Through Trust	3.000%	10/15/28	9,200	8,820
Burlington Northern Santa Fe LLC	5.750%	3/15/18	8,147	8,558
Burlington Northern Santa Fe LLC	4.700%	10/1/19	50	54
Burlington Northern Santa Fe LLC	3.600%	9/1/20	5,800	6,037
Burlington Northern Santa Fe LLC	4.100%	6/1/21	700	744
Burlington Northern Santa Fe LLC	3.450%	9/15/21	8,925	9,317
Burlington Northern Santa Fe LLC	3.050%	3/15/22	3,390	3,471
Burlington Northern Santa Fe LLC	3.050%	9/1/22	5,237	5,345
Burlington Northern Santa Fe LLC	3.000%	3/15/23	7,566	7,643
Burlington Northern Santa Fe LLC	3.850%	9/1/23	250	265
Burlington Northern Santa Fe LLC	3.750%	4/1/24	5,812	6,105
Burlington Northern Santa Fe LLC	3.400%	9/1/24	5,565	5,724
Burlington Northern Santa Fe LLC	3.000%	4/1/25	18,000	17,935

	95

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Burlington Northern Santa Fe LLC	3.650%	9/1/25	5,900	6,158
Burlington Northern Santa Fe LLC	7.000%	12/15/25	986	1,254
Burlington Northern Santa Fe LLC	7.950%	8/15/30	2,830	4,020
Burlington Northern Santa Fe LLC	6.200%	8/15/36	3,200	4,106
Burlington Northern Santa Fe LLC	6.150%	5/1/37	2,877	3,681
Burlington Northern Santa Fe LLC	5.750%	5/1/40	7,785	9,478
Burlington Northern Santa Fe LLC	5.050%	3/1/41	6,255	7,059
Burlington Northern Santa Fe LLC	5.400%	6/1/41	7,300	8,570
Burlington Northern Santa Fe LLC	4.950%	9/15/41	2,050	2,269
Burlington Northern Santa Fe LLC	4.400%	3/15/42	5,623	5,834
Burlington Northern Santa Fe LLC	4.375%	9/1/42	4,300	4,460
Burlington Northern Santa Fe LLC	4.450%	3/15/43	9,995	10,409
Burlington Northern Santa Fe LLC	5.150%	9/1/43	7,075	8,087
Burlington Northern Santa Fe LLC	4.900%	4/1/44	7,076	7,890
Burlington Northern Santa Fe LLC	4.550%	9/1/44	7,685	8,164
Burlington Northern Santa Fe LLC	4.150%	4/1/45	4,084	4,119
Burlington Northern Santa Fe LLC	4.700%	9/1/45	7,250	7,891
Burlington Northern Santa Fe LLC	3.900%	8/1/46	12,628	12,286
Canadian National Railway Co.	5.550%	3/1/19	2,410	2,600
Canadian National Railway Co.	2.850%	12/15/21	2,335	2,371
Canadian National Railway Co.	2.250%	11/15/22	2,765	2,682
Canadian National Railway Co.	2.950%	11/21/24	1,190	1,197
Canadian National Railway Co.	2.750%	3/1/26	8,960	8,719
Canadian National Railway Co.	6.900%	7/15/28	2,875	3,848
Canadian National Railway Co.	6.250%	8/1/34	1,025	1,323
Canadian National Railway Co.	6.200%	6/1/36	2,468	3,195
Canadian National Railway Co.	6.375%	11/15/37	2,068	2,740
Canadian National Railway Co.	3.500%	11/15/42	9,925	9,141
Canadian National Railway Co.	3.200%	8/2/46	1,250	1,099
Canadian Pacific Railway Co.	6.500%	5/15/18	250	265
Canadian Pacific Railway Co.	7.250%	5/15/19	5,789	6,469
Canadian Pacific Railway Co.	9.450%	8/1/21	1,000	1,254
Canadian Pacific Railway Co.	4.500%	1/15/22	8,500	9,144
Canadian Pacific Railway Co.	4.450%	3/15/23	6,303	6,739
Canadian Pacific Railway Co.	2.900%	2/1/25	6,514	6,403
Canadian Pacific Railway Co.	3.700%	2/1/26	1,375	1,413
Canadian Pacific Railway Co.	7.125%	10/15/31	2,535	3,450
Canadian Pacific Railway Co.	5.750%	3/15/33	375	437
Canadian Pacific Railway Co.	4.800%	9/15/35	725	778
Canadian Pacific Railway Co.	5.950%	5/15/37	14,754	17,536
Canadian Pacific Railway Co.	5.750%	1/15/42	13,430	16,204
Canadian Pacific Railway Co.	4.800%	8/1/45	1,300	1,397
Canadian Pacific Railway Co.	6.125%	9/15/15	3,910	4,679
5 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	2,840	3,149
5 Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	3,140	3,509
5 Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	1,628	1,718
5 Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	8,849	9,115
5 Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	3,662	3,754
CSX Corp.	3.700%	10/30/20	1,155	1,200
CSX Corp.	4.250%	6/1/21	4,690	4,999
CSX Corp.	3.700%	11/1/23	5,500	5,695
CSX Corp.	3.350%	11/1/25	10,365	10,373
CSX Corp.	2.600%	11/1/26	4,600	4,306
CSX Corp.	6.000%	10/1/36	6,269	7,501
CSX Corp.	6.150%	5/1/37	2,997	3,656
CSX Corp.	6.220%	4/30/40	8,885	11,036
CSX Corp.	5.500%	4/15/41	8,800	10,052
CSX Corp.	4.750%	5/30/42	4,290	4,446
CSX Corp.	4.400%	3/1/43	137	137
CSX Corp.	4.100%	3/15/44	7,100	6,865
CSX Corp.	3.800%	11/1/46	3,550	3,277
CSX Corp.	3.950%	5/1/50	4,365	3,926
CSX Corp.	4.500%	8/1/54	25	25
CSX Corp.	4.250%	11/1/66	8,875	8,081

	96

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	3,824	4,388
5 Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	3,134	3,479
5 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,541	1,613
5 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	666	703
5 Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	3,785	3,828
FedEx Corp.	8.000%	1/15/19	5,680	6,349
FedEx Corp.	2.300%	2/1/20	4,200	4,204
FedEx Corp.	2.625%	8/1/22	4,615	4,596
FedEx Corp.	4.000%	1/15/24	500	526
FedEx Corp.	3.200%	2/1/25	5,000	4,972
FedEx Corp.	3.250%	4/1/26	7,495	7,418
FedEx Corp.	4.900%	1/15/34	75	80
FedEx Corp.	3.900%	2/1/35	2,450	2,349
FedEx Corp.	3.875%	8/1/42	1,725	1,565
FedEx Corp.	4.100%	4/15/43	4,260	3,963
FedEx Corp.	5.100%	1/15/44	4,750	5,140
FedEx Corp.	4.100%	2/1/45	1,150	1,077
FedEx Corp.	4.750%	11/15/45	14,675	15,172
FedEx Corp.	4.550%	4/1/46	13,750	13,821
FedEx Corp.	4.500%	2/1/65	740	679
5 Hawaiian Airlines 2013-1 Class A Pass Through
Certificates	3.900%	1/15/26	9,943	10,117
JB Hunt Transport Services Inc.	2.400%	3/15/19	1,270	1,274
JB Hunt Transport Services Inc.	3.300%	8/15/22	4,650	4,644
Kansas City Southern	2.350%	5/15/20	3,800	3,750
Kansas City Southern	3.000%	5/15/23	5,955	5,786
Kansas City Southern	3.125%	6/1/26	6,975	6,637
Kansas City Southern	4.300%	5/15/43	5,050	4,669
Kansas City Southern	4.950%	8/15/45	4,750	4,817
5 Latam Airlines 2015-1 Pass Through Trust A	4.200%	8/15/29	5,217	5,100
Norfolk Southern Corp.	5.750%	4/1/18	2,595	2,724
Norfolk Southern Corp.	5.900%	6/15/19	9,350	10,201
Norfolk Southern Corp.	3.250%	12/1/21	5,259	5,412
Norfolk Southern Corp.	3.000%	4/1/22	6,173	6,240
Norfolk Southern Corp.	2.903%	2/15/23	3,468	3,438
Norfolk Southern Corp.	3.850%	1/15/24	1,750	1,822
Norfolk Southern Corp.	5.590%	5/17/25	2,302	2,618
Norfolk Southern Corp.	2.900%	6/15/26	250	240
Norfolk Southern Corp.	7.800%	5/15/27	4,550	6,078
Norfolk Southern Corp.	7.250%	2/15/31	3,912	5,247
Norfolk Southern Corp.	7.050%	5/1/37	2,000	2,698
Norfolk Southern Corp.	4.837%	10/1/41	20,081	21,783
Norfolk Southern Corp.	3.950%	10/1/42	100	95
Norfolk Southern Corp.	4.450%	6/15/45	3,750	3,874
Norfolk Southern Corp.	4.650%	1/15/46	6,185	6,566
Norfolk Southern Corp.	7.900%	5/15/97	205	294
Norfolk Southern Corp.	6.000%	3/15/05	1,850	2,157
Norfolk Southern Corp.	6.000%	5/23/11	12,325	14,320
Norfolk Southern Railway Co.	9.750%	6/15/20	1,559	1,924
5 Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	621	691
Ryder System Inc.	2.500%	3/1/18	4,157	4,189
Ryder System Inc.	2.450%	11/15/18	13,240	13,342
Ryder System Inc.	2.350%	2/26/19	13,637	13,682
Ryder System Inc.	2.550%	6/1/19	10,845	10,923
Ryder System Inc.	2.450%	9/3/19	3,620	3,633
Ryder System Inc.	2.500%	5/11/20	3,050	3,034
Ryder System Inc.	2.875%	9/1/20	3,375	3,391
Southwest Airlines Co.	2.750%	11/6/19	3,650	3,714
Southwest Airlines Co.	2.650%	11/5/20	6,680	6,689
Southwest Airlines Co.	3.000%	11/15/26	5,400	5,077
5 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,229	1,363
5 Spirit Airlines Class A Pass Through Certificates Series
2015-1	4.100%	10/1/29	4,347	4,434
Trinity Industries Inc.	4.550%	10/1/24	3,005	2,891

	97

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Union Pacific Corp.	5.750%	11/15/17	155	161
Union Pacific Corp.	5.700%	8/15/18	931	992
Union Pacific Corp.	1.800%	2/1/20	2,832	2,810
Union Pacific Corp.	2.250%	6/19/20	11,725	11,758
Union Pacific Corp.	4.000%	2/1/21	5,020	5,309
Union Pacific Corp.	4.163%	7/15/22	24,564	26,418
Union Pacific Corp.	2.750%	4/15/23	1,475	1,467
Union Pacific Corp.	3.646%	2/15/24	5,270	5,483
Union Pacific Corp.	3.750%	3/15/24	1,163	1,216
Union Pacific Corp.	3.250%	1/15/25	2,600	2,642
Union Pacific Corp.	3.250%	8/15/25	17,850	18,105
Union Pacific Corp.	2.750%	3/1/26	6,425	6,262
Union Pacific Corp.	3.375%	2/1/35	7,000	6,598
Union Pacific Corp.	4.250%	4/15/43	1,156	1,188
Union Pacific Corp.	4.150%	1/15/45	1,000	1,004
Union Pacific Corp.	4.050%	11/15/45	1,882	1,879
Union Pacific Corp.	4.050%	3/1/46	8,000	8,016
Union Pacific Corp.	3.350%	8/15/46	5,000	4,497
Union Pacific Corp.	3.799%	10/1/51	21,177	19,639
Union Pacific Corp.	3.875%	2/1/55	8,800	7,968
Union Pacific Corp.	4.375%	11/15/65	10,661	10,527
5 Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	1,004	1,175
5 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	5,187	5,395
5 United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	6,595	6,743
5 United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	2,332	2,341
5 United Airlines 2015-1 Class A Pass Through Trust	3.700%	6/1/24	2,880	2,909
5 United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	11,344	11,259
5 United Airlines 2016-1 Class A Pass Through Trust	3.450%	1/7/30	4,100	4,028
5 United Airlines 2016-1 Class AA Pass Through Trust	3.100%	7/7/28	37,515	36,390
5 United Airlines 2016-2 Class A Pass Through Trust	3.100%	10/7/28	2,350	2,262
5 United Airlines 2016-2 Class AA Pass Through Trust	2.875%	10/7/28	8,025	7,604
United Parcel Service Inc.	1.125%	10/1/17	2,465	2,464
United Parcel Service Inc.	5.500%	1/15/18	2,565	2,673
United Parcel Service Inc.	5.125%	4/1/19	6,908	7,412
United Parcel Service Inc.	3.125%	1/15/21	8,499	8,772
United Parcel Service Inc.	2.450%	10/1/22	9,640	9,586
United Parcel Service Inc.	2.400%	11/15/26	4,025	3,804
United Parcel Service Inc.	6.200%	1/15/38	17,791	23,449
United Parcel Service Inc.	4.875%	11/15/40	4,342	4,960
United Parcel Service Inc.	3.625%	10/1/42	4,180	3,989
United Parcel Service Inc.	3.400%	11/15/46	3,200	2,947
United Parcel Service of America Inc.	8.375%	4/1/20	110	131
United Parcel Service of America Inc.	8.375%	4/1/30	1,413	2,010
5 US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	1,161	1,291
5 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	692	708
5 US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	822	871
				29,232,873
Utilities (2.2%)
Electric (2.0%)
AEP Texas Central Co.	6.650%	2/15/33	4,550	5,614
8 AEP Transmission Co. LLC	3.100%	12/1/26	2,070	2,035
8 AEP Transmission Co. LLC	4.000%	12/1/46	3,600	3,574
Alabama Power Co.	3.550%	12/1/23	1,000	1,048
Alabama Power Co.	2.800%	4/1/25	3,600	3,504
Alabama Power Co.	6.125%	5/15/38	275	344
Alabama Power Co.	6.000%	3/1/39	195	242
Alabama Power Co.	5.500%	3/15/41	475	558
Alabama Power Co.	5.200%	6/1/41	3,350	3,791
Alabama Power Co.	4.100%	1/15/42	8,425	8,371
Alabama Power Co.	3.850%	12/1/42	1,050	1,010
Alabama Power Co.	4.150%	8/15/44	3,575	3,592
Alabama Power Co.	3.750%	3/1/45	4,030	3,801
Alabama Power Co.	4.300%	1/2/46	14,854	15,351

	98

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ameren Corp.	2.700%	11/15/20	11,475	11,532
Ameren Corp.	3.650%	2/15/26	4,690	4,708
Ameren Illinois Co.	2.700%	9/1/22	12,931	12,962
Ameren Illinois Co.	3.250%	3/1/25	1,335	1,345
Ameren Illinois Co.	4.800%	12/15/43	4,015	4,477
Ameren Illinois Co.	4.300%	7/1/44	3,324	3,477
Ameren Illinois Co.	4.150%	3/15/46	2,700	2,764
American Electric Power Co. Inc.	1.650%	12/15/17	5,325	5,326
American Electric Power Co. Inc.	2.950%	12/15/22	4,850	4,878
Appalachian Power Co.	4.600%	3/30/21	5,372	5,781
Appalachian Power Co.	3.400%	6/1/25	2,825	2,858
Appalachian Power Co.	5.800%	10/1/35	2,693	3,110
Appalachian Power Co.	6.375%	4/1/36	3,400	4,158
Appalachian Power Co.	7.000%	4/1/38	35	46
Appalachian Power Co.	4.450%	6/1/45	6,450	6,585
Arizona Public Service Co.	8.750%	3/1/19	3,880	4,410
Arizona Public Service Co.	3.350%	6/15/24	2,625	2,675
Arizona Public Service Co.	3.150%	5/15/25	4,350	4,356
Arizona Public Service Co.	2.550%	9/15/26	660	622
Arizona Public Service Co.	5.500%	9/1/35	3,580	4,197
Arizona Public Service Co.	4.500%	4/1/42	9,138	9,588
Arizona Public Service Co.	4.700%	1/15/44	4,651	4,999
Arizona Public Service Co.	4.350%	11/15/45	725	745
Arizona Public Service Co.	3.750%	5/15/46	10,325	9,656
Atlantic City Electric Co.	7.750%	11/15/18	2,430	2,690
Baltimore Gas & Electric Co.	3.500%	11/15/21	1,738	1,803
Baltimore Gas & Electric Co.	2.800%	8/15/22	175	176
Baltimore Gas & Electric Co.	3.350%	7/1/23	7,650	7,825
Baltimore Gas & Electric Co.	2.400%	8/15/26	4,000	3,731
Baltimore Gas & Electric Co.	6.350%	10/1/36	643	816
Baltimore Gas & Electric Co.	3.500%	8/15/46	10,280	9,241
Berkshire Hathaway Energy Co.	5.750%	4/1/18	19,458	20,441
Berkshire Hathaway Energy Co.	2.000%	11/15/18	2,750	2,762
Berkshire Hathaway Energy Co.	2.400%	2/1/20	5,703	5,716
Berkshire Hathaway Energy Co.	3.750%	11/15/23	7,699	8,045
Berkshire Hathaway Energy Co.	3.500%	2/1/25	7,475	7,612
Berkshire Hathaway Energy Co.	8.480%	9/15/28	605	876
Berkshire Hathaway Energy Co.	6.125%	4/1/36	6,776	8,473
Berkshire Hathaway Energy Co.	5.950%	5/15/37	8,450	10,339
Berkshire Hathaway Energy Co.	6.500%	9/15/37	2,405	3,117
Berkshire Hathaway Energy Co.	5.150%	11/15/43	7,199	8,090
Berkshire Hathaway Energy Co.	4.500%	2/1/45	8,175	8,491
Black Hills Corp.	2.500%	1/11/19	6,625	6,650
Black Hills Corp.	3.950%	1/15/26	2,700	2,753
Black Hills Corp.	3.150%	1/15/27	5,650	5,401
Black Hills Corp.	4.200%	9/15/46	5,825	5,547
CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	2,575	2,515
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	5,300	5,241
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	2,100	1,968
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	100	133
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	10,922	10,253
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	1,200	1,303
8 Cleco Corporate Holdings LLC	3.743%	5/1/26	7,410	7,291
8 Cleco Corporate Holdings LLC	4.973%	5/1/46	3,500	3,566
Cleco Power LLC	6.500%	12/1/35	4,300	5,311
Cleco Power LLC	6.000%	12/1/40	4,075	4,950
Cleveland Electric Illuminating Co.	5.500%	8/15/24	5,740	6,526
Cleveland Electric Illuminating Co.	5.950%	12/15/36	20	22
CMS Energy Corp.	8.750%	6/15/19	9,710	11,215
CMS Energy Corp.	6.250%	2/1/20	3,476	3,851
CMS Energy Corp.	5.050%	3/15/22	1,275	1,396
CMS Energy Corp.	3.875%	3/1/24	5,249	5,453
CMS Energy Corp.	3.600%	11/15/25	1,855	1,876
CMS Energy Corp.	3.000%	5/15/26	3,000	2,883

	99

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CMS Energy Corp.	2.950%	2/15/27	2,025	1,919
CMS Energy Corp.	4.700%	3/31/43	6,300	6,579
CMS Energy Corp.	4.875%	3/1/44	2,400	2,571
Commonwealth Edison Co.	5.800%	3/15/18	10,705	11,242
Commonwealth Edison Co.	4.000%	8/1/20	3,831	4,036
Commonwealth Edison Co.	3.400%	9/1/21	5,400	5,599
Commonwealth Edison Co.	3.100%	11/1/24	645	645
Commonwealth Edison Co.	2.550%	6/15/26	9,600	9,133
Commonwealth Edison Co.	5.875%	2/1/33	340	405
Commonwealth Edison Co.	5.900%	3/15/36	3,086	3,786
Commonwealth Edison Co.	6.450%	1/15/38	9,223	12,084
Commonwealth Edison Co.	3.800%	10/1/42	2,314	2,218
Commonwealth Edison Co.	4.600%	8/15/43	3,315	3,564
Commonwealth Edison Co.	4.700%	1/15/44	5,263	5,793
Commonwealth Edison Co.	3.700%	3/1/45	8,550	8,034
Commonwealth Edison Co.	4.350%	11/15/45	12,150	12,721
Commonwealth Edison Co.	3.650%	6/15/46	12,875	12,075
Connecticut Light & Power Co.	5.500%	2/1/19	11,695	12,539
Connecticut Light & Power Co.	2.500%	1/15/23	6,940	6,788
Connecticut Light & Power Co.	6.350%	6/1/36	5,100	6,496
Connecticut Light & Power Co.	4.300%	4/15/44	6,875	7,074
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	465	489
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	800	881
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	13,090	14,437
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	2,250	2,408
Consolidated Edison Co. of New York Inc.	2.900%	12/1/26	5,200	5,103
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	6,475	7,433
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	4,944	5,981
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	2,920	3,663
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	500	644
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	1,080	1,460
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	428	504
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	6,650	8,082
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	21,685	22,696
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	9,450	9,999
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	8,565	8,255
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	4,737	4,958
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	3,250	3,243
Consolidated Edison Inc.	2.000%	5/15/21	5,000	4,882
Constellation Energy Group Inc.	5.150%	12/1/20	9,058	9,786
Consumers Energy Co.	6.125%	3/15/19	19,856	21,650
Consumers Energy Co.	6.700%	9/15/19	12,212	13,727
Consumers Energy Co.	2.850%	5/15/22	10,850	11,015
Consumers Energy Co.	3.375%	8/15/23	5,185	5,345
Consumers Energy Co.	3.950%	5/15/43	3,493	3,474
Consumers Energy Co.	4.100%	11/15/45	925	953
Consumers Energy Co.	3.250%	8/15/46	4,725	4,179
Consumers Energy Co.	4.350%	8/31/64	2,475	2,475
Delmarva Power & Light Co.	3.500%	11/15/23	3,525	3,625
Delmarva Power & Light Co.	4.000%	6/1/42	1,985	1,950
Delmarva Power & Light Co.	4.150%	5/15/45	6,850	7,045
Dominion Resources Inc.	1.400%	9/15/17	540	540
Dominion Resources Inc.	1.900%	6/15/18	1,100	1,101
Dominion Resources Inc.	6.400%	6/15/18	563	597
Dominion Resources Inc.	5.200%	8/15/19	1,115	1,199
Dominion Resources Inc.	2.500%	12/1/19	4,688	4,736
Dominion Resources Inc.	4.450%	3/15/21	9,163	9,785
Dominion Resources Inc.	2.750%	9/15/22	50	49
Dominion Resources Inc.	3.625%	12/1/24	5,500	5,532
Dominion Resources Inc.	3.900%	10/1/25	8,590	8,762
Dominion Resources Inc.	6.300%	3/15/33	7,775	9,241
Dominion Resources Inc.	5.250%	8/1/33	745	803
Dominion Resources Inc.	5.950%	6/15/35	10,385	12,084
Dominion Resources Inc.	4.900%	8/1/41	3,795	3,977

100

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dominion Resources Inc.	4.050%	9/15/42	6,725	6,236
Dominion Resources Inc.	4.700%	12/1/44	7,532	7,731
5 Dominion Resources Inc.	5.750%	10/1/54	4,125	4,239
DTE Electric Co.	3.450%	10/1/20	2,800	2,918
DTE Electric Co.	3.900%	6/1/21	620	656
DTE Electric Co.	2.650%	6/15/22	10,970	11,034
DTE Electric Co.	3.650%	3/15/24	8,100	8,433
DTE Electric Co.	3.375%	3/1/25	8,550	8,737
DTE Electric Co.	5.700%	10/1/37	1,170	1,446
DTE Electric Co.	3.950%	6/15/42	11,055	10,962
DTE Electric Co.	4.000%	4/1/43	6,575	6,605
DTE Electric Co.	4.300%	7/1/44	375	394
DTE Electric Co.	3.700%	3/15/45	4,375	4,181
DTE Electric Co.	3.700%	6/1/46	2,025	1,944
DTE Energy Co.	1.500%	10/1/19	2,000	1,966
DTE Energy Co.	2.400%	12/1/19	5,858	5,884
DTE Energy Co.	3.500%	6/1/24	7,556	7,610
DTE Energy Co.	2.850%	10/1/26	24,725	22,942
DTE Energy Co.	6.375%	4/15/33	4,995	6,099
Duke Energy Carolinas LLC	5.250%	1/15/18	1,149	1,192
Duke Energy Carolinas LLC	5.100%	4/15/18	4,987	5,212
Duke Energy Carolinas LLC	7.000%	11/15/18	910	996
Duke Energy Carolinas LLC	4.300%	6/15/20	5,900	6,304
Duke Energy Carolinas LLC	3.900%	6/15/21	1,100	1,167
Duke Energy Carolinas LLC	2.950%	12/1/26	7,200	7,072
Duke Energy Carolinas LLC	6.000%	12/1/28	5,170	6,402
Duke Energy Carolinas LLC	6.450%	10/15/32	1,575	1,989
Duke Energy Carolinas LLC	6.100%	6/1/37	11,676	14,364
Duke Energy Carolinas LLC	6.000%	1/15/38	6,445	8,001
Duke Energy Carolinas LLC	6.050%	4/15/38	4,486	5,652
Duke Energy Carolinas LLC	5.300%	2/15/40	7,273	8,615
Duke Energy Carolinas LLC	4.250%	12/15/41	5,600	5,720
Duke Energy Carolinas LLC	4.000%	9/30/42	2,895	2,871
Duke Energy Carolinas LLC	3.750%	6/1/45	5,110	4,860
Duke Energy Carolinas LLC	3.875%	3/15/46	10,000	9,783
Duke Energy Corp.	2.100%	6/15/18	9,450	9,490
Duke Energy Corp.	5.050%	9/15/19	11,200	12,070
Duke Energy Corp.	3.550%	9/15/21	7,139	7,384
Duke Energy Corp.	3.050%	8/15/22	13,015	13,072
Duke Energy Corp.	4.800%	12/15/45	825	870
Duke Energy Corp.	3.750%	9/1/46	4,825	4,336
Duke Energy Florida LLC	5.650%	6/15/18	500	529
Duke Energy Florida LLC	3.100%	8/15/21	400	410
Duke Energy Florida LLC	6.350%	9/15/37	10,625	13,757
Duke Energy Florida LLC	6.400%	6/15/38	8,310	10,946
Duke Energy Florida LLC	5.650%	4/1/40	750	908
Duke Energy Florida LLC	3.400%	10/1/46	7,185	6,380
5 Duke Energy Florida Project Finance LLC	1.196%	3/1/22	2,950	2,931
5 Duke Energy Florida Project Finance LLC	1.731%	9/1/22	2,950	2,854
5 Duke Energy Florida Project Finance LLC	2.538%	9/1/29	3,850	3,591
5 Duke Energy Florida Project Finance LLC	2.858%	3/1/33	2,150	1,962
5 Duke Energy Florida Project Finance LLC	3.112%	9/1/36	3,800	3,455
Duke Energy Indiana LLC	3.750%	7/15/20	539	565
Duke Energy Indiana LLC	6.120%	10/15/35	5,048	6,076
Duke Energy Indiana LLC	6.350%	8/15/38	9,004	11,718
Duke Energy Indiana LLC	6.450%	4/1/39	400	524
Duke Energy Indiana LLC	4.200%	3/15/42	3,375	3,353
Duke Energy Indiana LLC	4.900%	7/15/43	1,200	1,329
Duke Energy Indiana LLC	3.750%	5/15/46	29,095	27,545
Duke Energy Ohio Inc.	3.700%	6/15/46	3,800	3,584
Duke Energy Progress LLC	5.300%	1/15/19	14,905	15,926
Duke Energy Progress LLC	3.000%	9/15/21	7,800	7,996
Duke Energy Progress LLC	2.800%	5/15/22	3,070	3,101
Duke Energy Progress LLC	3.250%	8/15/25	5,050	5,122

	101

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Progress LLC	6.300%	4/1/38	6,799	8,766
Duke Energy Progress LLC	4.100%	5/15/42	196	195
Duke Energy Progress LLC	4.100%	3/15/43	775	776
Duke Energy Progress LLC	4.375%	3/30/44	6,875	7,124
Duke Energy Progress LLC	4.150%	12/1/44	6,034	6,052
Duke Energy Progress LLC	4.200%	8/15/45	2,827	2,873
Duke Energy Progress LLC	3.700%	10/15/46	4,475	4,241
Edison International	2.950%	3/15/23	950	944
El Paso Electric Co.	6.000%	5/15/35	1,475	1,699
El Paso Electric Co.	5.000%	12/1/44	4,375	4,556
8 Emera US Finance LP	2.150%	6/15/19	1,975	1,973
8 Emera US Finance LP	2.700%	6/15/21	5,200	5,154
8 Emera US Finance LP	3.550%	6/15/26	5,455	5,339
8 Emera US Finance LP	4.750%	6/15/46	26,795	26,787
Enel Americas SA	4.000%	10/25/26	3,000	2,866
Entergy Arkansas Inc.	3.750%	2/15/21	10,325	10,820
Entergy Arkansas Inc.	3.500%	4/1/26	5,878	5,985
Entergy Corp.	4.000%	7/15/22	106	111
Entergy Corp.	2.950%	9/1/26	3,000	2,809
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	3,985	4,206
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	2,305	2,671
Entergy Louisiana LLC	4.050%	9/1/23	6,600	6,910
Entergy Louisiana LLC	5.400%	11/1/24	3,325	3,823
Entergy Louisiana LLC	2.400%	10/1/26	1,800	1,677
Entergy Louisiana LLC	3.250%	4/1/28	5,000	4,926
Entergy Louisiana LLC	3.050%	6/1/31	11,350	10,727
Entergy Louisiana LLC	4.950%	1/15/45	9,900	10,184
Entergy Mississippi Inc.	3.100%	7/1/23	1,787	1,752
Entergy Mississippi Inc.	2.850%	6/1/28	5,150	4,884
Entergy Texas Inc.	7.125%	2/1/19	11,785	12,956
Entergy Texas Inc.	5.150%	6/1/45	4,325	4,468
Eversource Energy	1.450%	5/1/18	2,340	2,333
Eversource Energy	4.500%	11/15/19	5,753	6,104
Eversource Energy	2.500%	3/15/21	4,275	4,242
Eversource Energy	3.150%	1/15/25	5,400	5,325
Eversource Energy	3.350%	3/15/26	6,875	6,789
Exelon Corp.	2.850%	6/15/20	3,313	3,349
Exelon Corp.	2.450%	4/15/21	2,875	2,839
Exelon Corp.	3.950%	6/15/25	20,350	20,865
Exelon Corp.	3.400%	4/15/26	9,325	9,136
Exelon Corp.	4.950%	6/15/35	6,500	6,888
Exelon Corp.	5.625%	6/15/35	5,515	6,124
Exelon Corp.	5.100%	6/15/45	3,850	4,089
Exelon Corp.	4.450%	4/15/46	13,500	13,193
Exelon Generation Co. LLC	5.200%	10/1/19	888	951
Exelon Generation Co. LLC	4.000%	10/1/20	11,323	11,763
Exelon Generation Co. LLC	4.250%	6/15/22	20,775	21,484
Exelon Generation Co. LLC	6.250%	10/1/39	7,812	7,857
Exelon Generation Co. LLC	5.750%	10/1/41	1,700	1,603
Exelon Generation Co. LLC	5.600%	6/15/42	11,407	10,548
FirstEnergy Corp.	4.250%	3/15/23	1,600	1,653
FirstEnergy Corp.	7.375%	11/15/31	3,325	4,281
Florida Power & Light Co.	2.750%	6/1/23	7,425	7,425
Florida Power & Light Co.	3.250%	6/1/24	9,925	10,142
Florida Power & Light Co.	3.125%	12/1/25	12,400	12,520
Florida Power & Light Co.	5.625%	4/1/34	3,000	3,631
Florida Power & Light Co.	4.950%	6/1/35	645	739
Florida Power & Light Co.	5.650%	2/1/37	3,297	4,010
Florida Power & Light Co.	5.950%	2/1/38	8,675	11,109
Florida Power & Light Co.	5.250%	2/1/41	500	589
Florida Power & Light Co.	4.125%	2/1/42	14,918	15,375
Florida Power & Light Co.	3.800%	12/15/42	5,095	5,003
Florida Power & Light Co.	4.050%	10/1/44	4,200	4,298
8 Fortis Inc.	2.100%	10/4/21	3,020	2,912

	102

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
8 Fortis Inc.	3.055%	10/4/26	26,700	24,905
Georgia Power Co.	1.950%	12/1/18	7,070	7,104
Georgia Power Co.	4.250%	12/1/19	45	48
Georgia Power Co.	2.400%	4/1/21	7,500	7,454
Georgia Power Co.	2.850%	5/15/22	8,675	8,660
Georgia Power Co.	3.250%	4/1/26	5,300	5,321
Georgia Power Co.	5.650%	3/1/37	1,133	1,316
Georgia Power Co.	5.950%	2/1/39	2,000	2,412
Georgia Power Co.	5.400%	6/1/40	6,490	7,410
Georgia Power Co.	4.750%	9/1/40	5,532	5,830
Georgia Power Co.	4.300%	3/15/42	10,673	10,868
Georgia Power Co.	4.300%	3/15/43	4,055	4,086
Great Plains Energy Inc.	4.850%	6/1/21	1,103	1,176
Iberdrola International BV	6.750%	7/15/36	3,475	4,221
Indiana Michigan Power Co.	7.000%	3/15/19	4,540	5,002
Indiana Michigan Power Co.	3.200%	3/15/23	7,277	7,342
Indiana Michigan Power Co.	6.050%	3/15/37	7,050	8,435
Indiana Michigan Power Co.	4.550%	3/15/46	1,405	1,455
Interstate Power & Light Co.	3.250%	12/1/24	2,375	2,378
Interstate Power & Light Co.	3.400%	8/15/25	5,997	6,051
Interstate Power & Light Co.	6.250%	7/15/39	4,364	5,568
Interstate Power & Light Co.	3.700%	9/15/46	3,000	2,775
ITC Holdings Corp.	4.050%	7/1/23	2,925	3,004
ITC Holdings Corp.	3.650%	6/15/24	4,495	4,504
ITC Holdings Corp.	5.300%	7/1/43	11,810	12,910
Jersey Central Power & Light Co.	6.150%	6/1/37	8,184	9,342
5 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,439	2,585
Kansas City Power & Light Co.	5.850%	6/15/17	275	280
Kansas City Power & Light Co.	7.150%	4/1/19	2,890	3,203
Kansas City Power & Light Co.	3.150%	3/15/23	750	744
Kansas City Power & Light Co.	6.050%	11/15/35	1,440	1,705
Kansas City Power & Light Co.	5.300%	10/1/41	6,370	6,797
Kentucky Utilities Co.	3.250%	11/1/20	3,575	3,690
Kentucky Utilities Co.	5.125%	11/1/40	2,831	3,254
Kentucky Utilities Co.	4.650%	11/15/43	12,320	13,541
LG&E & KU Energy LLC	3.750%	11/15/20	26,786	27,846
LG&E & KU Energy LLC	4.375%	10/1/21	75	80
Louisville Gas & Electric Co.	3.300%	10/1/25	250	252
Louisville Gas & Electric Co.	5.125%	11/15/40	1,675	1,904
Louisville Gas & Electric Co.	4.650%	11/15/43	8,400	9,203
Metropolitan Edison Co.	7.700%	1/15/19	4,611	5,072
MidAmerican Energy Co.	5.300%	3/15/18	835	873
MidAmerican Energy Co.	3.700%	9/15/23	500	523
MidAmerican Energy Co.	3.500%	10/15/24	5,210	5,378
MidAmerican Energy Co.	6.750%	12/30/31	9,000	12,161
MidAmerican Energy Co.	5.750%	11/1/35	1,400	1,694
MidAmerican Energy Co.	5.800%	10/15/36	275	334
MidAmerican Energy Co.	4.800%	9/15/43	553	610
MidAmerican Energy Co.	4.250%	5/1/46	170	175
Mississippi Power Co.	4.250%	3/15/42	7,875	6,809
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	7,940	8,279
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	18,190	20,975
National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	6,275	6,322
National Rural Utilities Cooperative Finance Corp.	1.650%	2/8/19	15,000	14,969
National Rural Utilities Cooperative Finance Corp.	1.500%	11/1/19	1,925	1,905
National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	5,000	5,036
National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	3,505	3,478
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	6,900	6,904
National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	4,500	4,463
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	2,117	2,161
National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	9,800	9,726
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	8,720	8,517
National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	650	654
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	12,537	12,745

	103

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	1,466	1,470
5 National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	4,775	4,982
Nevada Power Co.	6.500%	5/15/18	5,647	6,024
Nevada Power Co.	7.125%	3/15/19	18,955	21,068
Nevada Power Co.	6.650%	4/1/36	5,600	7,388
Nevada Power Co.	6.750%	7/1/37	7,472	9,813
Nevada Power Co.	5.375%	9/15/40	3,905	4,467
Nevada Power Co.	5.450%	5/15/41	2,225	2,605
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	15,600	16,864
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	8,075	8,117
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	3,075	3,116
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	7,325	7,441
Northern States Power Co.	5.250%	3/1/18	2,840	2,967
Northern States Power Co.	2.200%	8/15/20	2,700	2,702
Northern States Power Co.	5.250%	7/15/35	730	845
Northern States Power Co.	6.250%	6/1/36	3,670	4,747
Northern States Power Co.	6.200%	7/1/37	5,443	7,059
Northern States Power Co.	5.350%	11/1/39	9,296	11,129
Northern States Power Co.	4.850%	8/15/40	527	586
Northern States Power Co.	3.400%	8/15/42	18	17
Northern States Power Co.	4.000%	8/15/45	2,900	2,884
Northern States Power Co.	3.600%	5/15/46	2,700	2,554
NorthWestern Corp.	6.340%	4/1/19	4,500	4,887
NorthWestern Corp.	4.176%	11/15/44	3,125	3,122
NSTAR Electric Co.	2.375%	10/15/22	8,150	7,999
NSTAR Electric Co.	3.250%	11/15/25	450	451
NSTAR Electric Co.	2.700%	6/1/26	825	787
NSTAR Electric Co.	5.500%	3/15/40	5,596	6,620
NV Energy Inc.	6.250%	11/15/20	12,485	14,077
Oglethorpe Power Corp.	5.950%	11/1/39	1,450	1,713
Oglethorpe Power Corp.	5.375%	11/1/40	4,300	4,817
Oglethorpe Power Corp.	4.250%	4/1/46	7,750	7,398
Oglethorpe Power Corp.	5.250%	9/1/50	18	19
Ohio Edison Co.	6.875%	7/15/36	1,150	1,462
Ohio Edison Co.	8.250%	10/15/38	3,209	4,593
Ohio Power Co.	5.375%	10/1/21	4,466	4,987
Ohio Power Co.	6.600%	2/15/33	1,550	1,904
Ohio Power Co.	5.850%	10/1/35	4,518	5,233
Oklahoma Gas & Electric Co.	5.850%	6/1/40	2,925	3,584
Oklahoma Gas & Electric Co.	5.250%	5/15/41	200	226
Oklahoma Gas & Electric Co.	3.900%	5/1/43	3,825	3,683
Oklahoma Gas & Electric Co.	4.550%	3/15/44	135	145
Oklahoma Gas & Electric Co.	4.000%	12/15/44	5,225	5,146
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	5,535	5,980
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	6,010	6,020
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	5,496	6,704
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	6,000	5,935
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	2,500	3,387
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	2,930	4,023
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,621	2,332
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,050	1,218
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	4,004	4,269
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	287	336
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	5,000	4,788
Pacific Gas & Electric Co.	3.500%	10/1/20	23,275	24,139
Pacific Gas & Electric Co.	4.250%	5/15/21	11,366	12,094
Pacific Gas & Electric Co.	3.250%	9/15/21	750	771
Pacific Gas & Electric Co.	3.250%	6/15/23	9,980	10,172
Pacific Gas & Electric Co.	3.850%	11/15/23	1,500	1,581
Pacific Gas & Electric Co.	3.750%	2/15/24	9,675	10,086
Pacific Gas & Electric Co.	3.400%	8/15/24	5,680	5,791
Pacific Gas & Electric Co.	3.500%	6/15/25	6,300	6,467
Pacific Gas & Electric Co.	2.950%	3/1/26	2,000	1,957
Pacific Gas & Electric Co.	6.050%	3/1/34	32,472	40,576

	104

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	5.800%	3/1/37	8,995	10,963
Pacific Gas & Electric Co.	6.350%	2/15/38	1,275	1,624
Pacific Gas & Electric Co.	6.250%	3/1/39	4,575	5,832
Pacific Gas & Electric Co.	4.450%	4/15/42	9,769	10,254
Pacific Gas & Electric Co.	3.750%	8/15/42	210	197
Pacific Gas & Electric Co.	4.600%	6/15/43	15,250	16,139
Pacific Gas & Electric Co.	5.125%	11/15/43	55	63
Pacific Gas & Electric Co.	4.750%	2/15/44	5,433	5,949
Pacific Gas & Electric Co.	4.300%	3/15/45	1,950	1,998
Pacific Gas & Electric Co.	4.250%	3/15/46	11,995	12,171
Pacific Gas & Electric Co.	4.000%	12/1/46	5,725	5,645
PacifiCorp	5.650%	7/15/18	7,504	7,976
PacifiCorp	5.500%	1/15/19	10,477	11,230
PacifiCorp	2.950%	2/1/22	8,000	8,142
PacifiCorp	3.600%	4/1/24	9,564	9,935
PacifiCorp	7.700%	11/15/31	1,174	1,700
PacifiCorp	5.250%	6/15/35	100	115
PacifiCorp	5.750%	4/1/37	3,181	3,892
PacifiCorp	6.250%	10/15/37	8,356	10,808
PacifiCorp	6.350%	7/15/38	2,050	2,680
PacifiCorp	6.000%	1/15/39	3,256	4,136
PacifiCorp	4.100%	2/1/42	3,545	3,555
PECO Energy Co.	5.350%	3/1/18	695	725
PECO Energy Co.	2.375%	9/15/22	2,925	2,870
PECO Energy Co.	3.150%	10/15/25	200	200
Pennsylvania Electric Co.	5.200%	4/1/20	3,600	3,854
Pennsylvania Electric Co.	6.150%	10/1/38	11,215	12,860
PG&E Corp.	2.400%	3/1/19	4,700	4,719
Potomac Electric Power Co.	3.600%	3/15/24	3,900	4,030
Potomac Electric Power Co.	6.500%	11/15/37	7,757	10,152
PPL Capital Funding Inc.	1.900%	6/1/18	1,245	1,245
PPL Capital Funding Inc.	4.200%	6/15/22	2,265	2,387
PPL Capital Funding Inc.	3.500%	12/1/22	1,795	1,829
PPL Capital Funding Inc.	3.400%	6/1/23	3,495	3,501
PPL Capital Funding Inc.	3.950%	3/15/24	815	843
PPL Capital Funding Inc.	3.100%	5/15/26	4,576	4,371
PPL Capital Funding Inc.	4.700%	6/1/43	2,750	2,762
PPL Capital Funding Inc.	5.000%	3/15/44	11,571	12,226
PPL Electric Utilities Corp.	3.000%	9/15/21	3,300	3,376
PPL Electric Utilities Corp.	6.250%	5/15/39	5,452	7,051
PPL Electric Utilities Corp.	5.200%	7/15/41	4,165	4,819
PPL Electric Utilities Corp.	4.750%	7/15/43	700	779
PPL Electric Utilities Corp.	4.125%	6/15/44	2,700	2,733
Progress Energy Inc.	4.875%	12/1/19	4,310	4,626
Progress Energy Inc.	4.400%	1/15/21	9,827	10,416
Progress Energy Inc.	3.150%	4/1/22	17,190	17,335
Progress Energy Inc.	7.750%	3/1/31	1,885	2,591
Progress Energy Inc.	7.000%	10/30/31	2,850	3,690
Progress Energy Inc.	6.000%	12/1/39	5,445	6,533
PSEG Power LLC	5.125%	4/15/20	1,286	1,378
PSEG Power LLC	3.000%	6/15/21	4,160	4,173
PSEG Power LLC	4.150%	9/15/21	5,169	5,392
PSEG Power LLC	4.300%	11/15/23	420	434
PSEG Power LLC	8.625%	4/15/31	300	365
Public Service Co. of Colorado	5.800%	8/1/18	1,485	1,579
Public Service Co. of Colorado	5.125%	6/1/19	7,575	8,161
Public Service Co. of Colorado	3.200%	11/15/20	4,175	4,309
Public Service Co. of Colorado	2.250%	9/15/22	5,650	5,556
Public Service Co. of Colorado	2.500%	3/15/23	6,000	5,905
Public Service Co. of Colorado	2.900%	5/15/25	5,200	5,143
Public Service Co. of Colorado	6.250%	9/1/37	497	638
Public Service Co. of Colorado	4.750%	8/15/41	3,000	3,304
Public Service Co. of Colorado	3.600%	9/15/42	11,100	10,422
Public Service Co. of Colorado	4.300%	3/15/44	120	125

105

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Public Service Co. of New Hampshire	3.500%	11/1/23	2,054	2,097
Public Service Co. of New Mexico	3.850%	8/1/25	2,250	2,330
Public Service Co. of Oklahoma	5.150%	12/1/19	100	107
Public Service Co. of Oklahoma	6.625%	11/15/37	3,675	4,677
Public Service Electric & Gas Co.	2.300%	9/15/18	6,150	6,223
Public Service Electric & Gas Co.	1.800%	6/1/19	2,125	2,120
Public Service Electric & Gas Co.	3.500%	8/15/20	525	545
Public Service Electric & Gas Co.	1.900%	3/15/21	3,100	3,043
Public Service Electric & Gas Co.	2.375%	5/15/23	308	301
Public Service Electric & Gas Co.	3.150%	8/15/24	4,200	4,240
Public Service Electric & Gas Co.	3.050%	11/15/24	1,575	1,586
Public Service Electric & Gas Co.	3.000%	5/15/25	3,960	3,954
Public Service Electric & Gas Co.	2.250%	9/15/26	575	533
Public Service Electric & Gas Co.	5.700%	12/1/36	4,207	5,174
Public Service Electric & Gas Co.	5.800%	5/1/37	1,700	2,103
Public Service Electric & Gas Co.	5.375%	11/1/39	7,972	9,362
Public Service Electric & Gas Co.	3.950%	5/1/42	15,365	15,312
Public Service Electric & Gas Co.	3.650%	9/1/42	975	932
Public Service Electric & Gas Co.	4.000%	6/1/44	2,925	2,948
Public Service Electric & Gas Co.	4.050%	5/1/45	2,700	2,736
Public Service Electric & Gas Co.	3.800%	3/1/46	16,180	15,756
Public Service Enterprise Group Inc.	1.600%	11/15/19	625	616
Puget Energy Inc.	6.500%	12/15/20	17,900	20,168
Puget Energy Inc.	6.000%	9/1/21	9,765	10,928
Puget Energy Inc.	5.625%	7/15/22	2,400	2,656
Puget Energy Inc.	3.650%	5/15/25	7,480	7,363
Puget Sound Energy Inc.	7.020%	12/1/27	1,000	1,292
Puget Sound Energy Inc.	5.483%	6/1/35	852	985
Puget Sound Energy Inc.	6.274%	3/15/37	5,475	6,854
Puget Sound Energy Inc.	5.757%	10/1/39	2,675	3,240
Puget Sound Energy Inc.	5.795%	3/15/40	1,774	2,163
Puget Sound Energy Inc.	5.764%	7/15/40	2,145	2,624
Puget Sound Energy Inc.	5.638%	4/15/41	3,918	4,735
Puget Sound Energy Inc.	4.434%	11/15/41	5,209	5,468
Puget Sound Energy Inc.	4.300%	5/20/45	7,225	7,501
San Diego Gas & Electric Co.	3.000%	8/15/21	3,000	3,084
San Diego Gas & Electric Co.	3.600%	9/1/23	3,675	3,843
San Diego Gas & Electric Co.	2.500%	5/15/26	100	96
San Diego Gas & Electric Co.	5.350%	5/15/35	1,200	1,402
San Diego Gas & Electric Co.	6.125%	9/15/37	118	151
San Diego Gas & Electric Co.	6.000%	6/1/39	805	1,028
San Diego Gas & Electric Co.	5.350%	5/15/40	2,760	3,275
San Diego Gas & Electric Co.	4.500%	8/15/40	2,570	2,760
San Diego Gas & Electric Co.	3.950%	11/15/41	9,150	9,104
San Diego Gas & Electric Co.	4.300%	4/1/42	1,945	2,024
SCANA Corp.	4.750%	5/15/21	5,600	5,852
SCANA Corp.	4.125%	2/1/22	6,605	6,766
Sierra Pacific Power Co.	3.375%	8/15/23	8,448	8,647
Sierra Pacific Power Co.	2.600%	5/1/26	14,145	13,521
Sierra Pacific Power Co.	6.750%	7/1/37	4,250	5,650
South Carolina Electric & Gas Co.	5.250%	11/1/18	100	106
South Carolina Electric & Gas Co.	6.500%	11/1/18	1,720	1,864
South Carolina Electric & Gas Co.	6.625%	2/1/32	5,729	7,402
South Carolina Electric & Gas Co.	5.300%	5/15/33	93	106
South Carolina Electric & Gas Co.	6.050%	1/15/38	3,635	4,491
South Carolina Electric & Gas Co.	5.450%	2/1/41	4,520	5,234
South Carolina Electric & Gas Co.	4.350%	2/1/42	7,718	7,822
South Carolina Electric & Gas Co.	4.600%	6/15/43	8,710	9,146
South Carolina Electric & Gas Co.	4.100%	6/15/46	350	349
South Carolina Electric & Gas Co.	4.500%	6/1/64	3,750	3,691
South Carolina Electric & Gas Co.	5.100%	6/1/65	6,225	6,837
Southern California Edison Co.	3.875%	6/1/21	17,875	18,906
5 Southern California Edison Co.	1.845%	2/1/22	4,302	4,237
Southern California Edison Co.	2.400%	2/1/22	9,900	9,903

	106

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern California Edison Co.	6.650%	4/1/29	2,056	2,565
Southern California Edison Co.	6.000%	1/15/34	6,035	7,454
Southern California Edison Co.	5.750%	4/1/35	2,913	3,521
Southern California Edison Co.	5.350%	7/15/35	7,323	8,606
Southern California Edison Co.	5.550%	1/15/36	1,400	1,689
Southern California Edison Co.	5.625%	2/1/36	7,300	8,750
Southern California Edison Co.	5.550%	1/15/37	6,650	7,937
Southern California Edison Co.	5.950%	2/1/38	5,713	7,165
Southern California Edison Co.	6.050%	3/15/39	935	1,197
Southern California Edison Co.	5.500%	3/15/40	898	1,079
Southern California Edison Co.	4.500%	9/1/40	4,575	4,871
Southern California Edison Co.	3.900%	12/1/41	1,380	1,360
Southern California Edison Co.	4.050%	3/15/42	5,925	5,961
Southern California Edison Co.	4.650%	10/1/43	3,349	3,703
Southern California Edison Co.	3.600%	2/1/45	8,250	7,787
Southern Co.	1.550%	7/1/18	8,000	7,992
Southern Co.	1.850%	7/1/19	3,675	3,660
Southern Co.	2.150%	9/1/19	3,150	3,146
Southern Co.	2.750%	6/15/20	12,210	12,290
Southern Co.	2.350%	7/1/21	10,425	10,227
Southern Co.	2.950%	7/1/23	7,300	7,200
Southern Co.	3.250%	7/1/26	14,465	14,061
Southern Co.	4.250%	7/1/36	13,200	13,040
Southern Co.	4.400%	7/1/46	15,650	15,467
Southern Power Co.	1.500%	6/1/18	2,475	2,464
Southern Power Co.	1.950%	12/15/19	8,150	8,069
Southern Power Co.	2.375%	6/1/20	2,900	2,879
Southern Power Co.	2.500%	12/15/21	10,000	9,801
Southern Power Co.	4.150%	12/1/25	12,400	12,839
Southern Power Co.	5.150%	9/15/41	11,240	11,299
Southern Power Co.	4.950%	12/15/46	3,400	3,311
Southwestern Electric Power Co.	5.875%	3/1/18	1,327	1,390
Southwestern Electric Power Co.	6.450%	1/15/19	3,685	4,000
Southwestern Electric Power Co.	3.550%	2/15/22	8,114	8,404
Southwestern Electric Power Co.	2.750%	10/1/26	650	613
Southwestern Electric Power Co.	6.200%	3/15/40	1,910	2,308
Southwestern Electric Power Co.	3.900%	4/1/45	4,475	4,162
Southwestern Public Service Co.	3.300%	6/15/24	3,315	3,359
Southwestern Public Service Co.	4.500%	8/15/41	3,645	3,851
Southwestern Public Service Co.	3.400%	8/15/46	21,700	19,481
System Energy Resources Inc.	4.100%	4/1/23	3,050	3,124
Tampa Electric Co.	6.100%	5/15/18	275	291
Tampa Electric Co.	5.400%	5/15/21	2,462	2,699
Tampa Electric Co.	2.600%	9/15/22	5,690	5,594
Tampa Electric Co.	6.550%	5/15/36	850	1,077
Tampa Electric Co.	4.100%	6/15/42	602	581
Tampa Electric Co.	4.350%	5/15/44	7,370	7,356
Tampa Electric Co.	4.200%	5/15/45	4,250	4,159
TECO Finance Inc.	5.150%	3/15/20	3,394	3,608
Toledo Edison Co.	6.150%	5/15/37	880	1,038
TransAlta Corp.	6.900%	5/15/18	1,135	1,183
TransAlta Corp.	4.500%	11/15/22	1,350	1,321
TransAlta Corp.	6.500%	3/15/40	3,439	3,186
Tri-State Generation & Transmission Assn. Inc.	3.700%	11/1/24	1,500	1,524
Tri-State Generation & Transmission Assn. Inc.	4.700%	11/1/44	2,350	2,431
Tri-State Generation & Transmission Assn. Inc.	4.250%	6/1/46	4,250	4,097
Tucson Electric Power Co.	5.150%	11/15/21	2,750	2,998
Tucson Electric Power Co.	3.050%	3/15/25	2,375	2,257
UIL Holdings Corp.	4.625%	10/1/20	1,600	1,670
Union Electric Co.	6.700%	2/1/19	4,441	4,863
Union Electric Co.	3.500%	4/15/24	7,160	7,364
Union Electric Co.	5.300%	8/1/37	3,945	4,652
Union Electric Co.	8.450%	3/15/39	1,775	2,793
Union Electric Co.	3.900%	9/15/42	2,625	2,582

107

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Union Electric Co.	3.650%	4/15/45	3,975	3,752
Virginia Electric & Power Co.	5.400%	4/30/18	4,920	5,159
Virginia Electric & Power Co.	5.000%	6/30/19	4,500	4,827
Virginia Electric & Power Co.	2.950%	1/15/22	3,600	3,646
Virginia Electric & Power Co.	3.450%	9/1/22	1,165	1,207
Virginia Electric & Power Co.	3.450%	2/15/24	4,920	5,051
Virginia Electric & Power Co.	3.100%	5/15/25	5,130	5,093
Virginia Electric & Power Co.	3.150%	1/15/26	7,900	7,833
Virginia Electric & Power Co.	2.950%	11/15/26	3,120	3,034
Virginia Electric & Power Co.	6.000%	1/15/36	5,575	6,863
Virginia Electric & Power Co.	6.000%	5/15/37	3,416	4,224
Virginia Electric & Power Co.	6.350%	11/30/37	3,700	4,762
Virginia Electric & Power Co.	8.875%	11/15/38	28	45
Virginia Electric & Power Co.	4.000%	1/15/43	4,058	4,005
Virginia Electric & Power Co.	4.650%	8/15/43	8,055	8,739
Virginia Electric & Power Co.	4.450%	2/15/44	9,475	9,980
Virginia Electric & Power Co.	4.200%	5/15/45	5,850	5,946
WEC Energy Group Inc.	1.650%	6/15/18	3,500	3,496
WEC Energy Group Inc.	2.450%	6/15/20	3,000	3,002
WEC Energy Group Inc.	3.550%	6/15/25	4,775	4,862
Westar Energy Inc.	3.250%	12/1/25	1,170	1,169
Westar Energy Inc.	2.550%	7/1/26	6,050	5,683
Westar Energy Inc.	4.125%	3/1/42	8,530	8,468
Westar Energy Inc.	4.100%	4/1/43	5,475	5,473
Westar Energy Inc.	4.625%	9/1/43	1,425	1,526
Westar Energy Inc.	4.250%	12/1/45	1,310	1,343
Western Massachusetts Electric Co.	3.500%	9/15/21	2,650	2,725
Wisconsin Electric Power Co.	1.700%	6/15/18	400	401
Wisconsin Electric Power Co.	4.250%	12/15/19	4,300	4,571
Wisconsin Electric Power Co.	2.950%	9/15/21	2,515	2,565
Wisconsin Electric Power Co.	5.625%	5/15/33	775	912
Wisconsin Electric Power Co.	5.700%	12/1/36	1,050	1,278
Wisconsin Electric Power Co.	3.650%	12/15/42	268	252
Wisconsin Electric Power Co.	4.250%	6/1/44	2,125	2,176
Wisconsin Power & Light Co.	2.250%	11/15/22	2,875	2,804
Wisconsin Power & Light Co.	6.375%	8/15/37	4,875	6,334
Wisconsin Power & Light Co.	4.100%	10/15/44	1,325	1,342
Wisconsin Public Service Corp.	1.650%	12/4/18	3,920	3,915
Wisconsin Public Service Corp.	3.671%	12/1/42	1,875	1,769
Xcel Energy Inc.	4.700%	5/15/20	825	877
Xcel Energy Inc.	2.400%	3/15/21	8,000	7,951
Xcel Energy Inc.	2.600%	3/15/22	5,250	5,229
Xcel Energy Inc.	3.300%	6/1/25	4,800	4,796
Xcel Energy Inc.	3.350%	12/1/26	3,875	3,868
Xcel Energy Inc.	6.500%	7/1/36	8,042	10,113
Natural Gas (0.2%)
Atmos Energy Corp.	8.500%	3/15/19	1,110	1,262
Atmos Energy Corp.	5.500%	6/15/41	10,225	11,861
Atmos Energy Corp.	4.150%	1/15/43	9,190	9,044
British Transco Finance Inc.	6.625%	6/1/18	4,665	4,947
CenterPoint Energy Resources Corp.	4.500%	1/15/21	16,687	17,543
CenterPoint Energy Resources Corp.	5.850%	1/15/41	7,150	8,079
KeySpan Corp.	8.000%	11/15/30	360	480
NiSource Finance Corp.	6.400%	3/15/18	8,234	8,671
NiSource Finance Corp.	6.800%	1/15/19	1,270	1,386
NiSource Finance Corp.	5.450%	9/15/20	6,732	7,350
NiSource Finance Corp.	6.125%	3/1/22	1,500	1,729
NiSource Finance Corp.	6.250%	12/15/40	8,375	10,323
NiSource Finance Corp.	5.950%	6/15/41	9,165	10,892
NiSource Finance Corp.	5.800%	2/1/42	11,798	13,713
NiSource Finance Corp.	5.250%	2/15/43	1,300	1,436
NiSource Finance Corp.	4.800%	2/15/44	762	801
ONE Gas Inc.	2.070%	2/1/19	4,249	4,258

108

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ONE Gas Inc.	4.658%	2/1/44	1,325	1,381
Piedmont Natural Gas Co. Inc.	4.100%	9/18/34	80	79
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	2,450	2,549
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	1,425	1,258
Sempra Energy	6.150%	6/15/18	8,290	8,783
Sempra Energy	9.800%	2/15/19	6,155	7,128
Sempra Energy	1.625%	10/7/19	2,500	2,468
Sempra Energy	2.400%	3/15/20	3,211	3,205
Sempra Energy	2.850%	11/15/20	7,179	7,230
Sempra Energy	2.875%	10/1/22	6,156	6,092
Sempra Energy	4.050%	12/1/23	7,685	8,019
Sempra Energy	3.750%	11/15/25	3,000	3,034
Sempra Energy	6.000%	10/15/39	21,913	26,069
Southern California Gas Co.	3.150%	9/15/24	150	151
Southern California Gas Co.	3.200%	6/15/25	750	762
Southern California Gas Co.	2.600%	6/15/26	13,000	12,461
Southern California Gas Co.	5.750%	11/15/35	960	1,165
Southern California Gas Co.	3.750%	9/15/42	5,270	5,141
Southern California Gas Co.	4.450%	3/15/44	1,935	2,055
Southern Co. Gas Capital Corp.	5.250%	8/15/19	885	948
Southern Co. Gas Capital Corp.	3.500%	9/15/21	2,625	2,697
Southern Co. Gas Capital Corp.	3.875%	11/15/25	1,000	1,025
Southern Co. Gas Capital Corp.	3.250%	6/15/26	7,700	7,528
Southern Co. Gas Capital Corp.	5.875%	3/15/41	3,825	4,451
Southern Co. Gas Capital Corp.	4.400%	6/1/43	3,825	3,777
Southern Co. Gas Capital Corp.	3.950%	10/1/46	4,700	4,342
Southwest Gas Corp.	3.800%	9/29/46	400	363
Spire Inc.	4.700%	8/15/44	4,925	4,863
Washington Gas Light Co.	3.796%	9/15/46	5,200	4,886
Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	7,106	7,371
American Water Capital Corp.	3.850%	3/1/24	3,450	3,631
American Water Capital Corp.	3.400%	3/1/25	1,130	1,155
American Water Capital Corp.	3.000%	12/1/26	1,075	1,055
American Water Capital Corp.	6.593%	10/15/37	5,560	7,362
American Water Capital Corp.	4.300%	9/1/45	5,700	5,909
American Water Capital Corp.	4.000%	12/1/46	825	825
United Utilities plc	5.375%	2/1/19	2,500	2,617
United Utilities plc	6.875%	8/15/28	985	1,083
Veolia Environnement SA	6.750%	6/1/38	3,849	4,663

				3,724,867

Total Corporate Bonds (Cost $47,438,945)				48,105,968

Sovereign Bonds (U.S. Dollar-Denominated) (4.8%)
African Development Bank	1.125%	3/15/17	8,485	8,485
African Development Bank	0.875%	3/15/18	9,175	9,132
African Development Bank	1.625%	10/2/18	25,150	25,225
African Development Bank	1.000%	11/2/18	8,525	8,454
African Development Bank	1.000%	5/15/19	16,400	16,183
African Development Bank	1.375%	2/12/20	9,600	9,489
African Development Bank	1.250%	7/26/21	2,450	2,352
African Development Bank	2.375%	9/23/21	26,600	26,796
Agricultural Bank Of China	2.000%	5/21/18	4,750	4,741
Agricultural Bank Of China	2.750%	5/21/20	1,645	1,643
Asian Development Bank	0.750%	1/11/17	35,600	35,600
Asian Development Bank	1.125%	3/15/17	20,920	20,920
Asian Development Bank	5.250%	6/12/17	600	611
Asian Development Bank	0.875%	4/26/18	24,400	24,287
Asian Development Bank	1.125%	6/5/18	15,500	15,397
Asian Development Bank	5.593%	7/16/18	3,528	3,737
Asian Development Bank	1.750%	9/11/18	21,365	21,509
Asian Development Bank	0.875%	10/5/18	32,000	31,736
Asian Development Bank	1.875%	10/23/18	13,850	13,961

	109

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Asian Development Bank	1.375%	1/15/19	14,500	14,472
Asian Development Bank	1.750%	3/21/19	3,970	3,992
Asian Development Bank	1.875%	4/12/19	11,820	11,915
Asian Development Bank	1.000%	8/16/19	2,000	1,969
Asian Development Bank	1.500%	1/22/20	17,100	17,009
Asian Development Bank	1.375%	3/23/20	16,525	16,331
Asian Development Bank	1.625%	8/26/20	1,400	1,391
Asian Development Bank	1.625%	3/16/21	44,000	43,285
Asian Development Bank	2.125%	11/24/21	20,000	19,976
Asian Development Bank	1.875%	2/18/22	26,700	26,243
Asian Development Bank	2.000%	1/22/25	16,950	16,228
Asian Development Bank	2.000%	4/24/26	9,000	8,528
Asian Development Bank	6.220%	8/15/27	375	491
Asian Development Bank	5.820%	6/16/28	148	183
8 Bank of England	1.250%	3/14/19	4,700	4,660
Canada	1.125%	3/19/18	30,195	30,120
Canada	1.625%	2/27/19	3,510	3,517
CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	5,000	5,263
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	5,250	5,078
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	20,935	20,851
CNOOC Finance 2015 Australia Pty Ltd.	4.200%	5/5/45	4,500	4,208
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	26,800	26,117
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	32,800	33,776
CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	400	419
Corp. Andina de Fomento	2.125%	9/27/21	10,900	10,550
Corp. Andina de Fomento	2.000%	5/10/19	17,000	16,902
Corp. Andina de Fomento	8.125%	6/4/19	19,700	22,298
Corp. Andina de Fomento	4.375%	6/15/22	25,925	27,290
Council Of Europe Development Bank	1.000%	3/7/18	13,440	13,377
Council Of Europe Development Bank	1.125%	5/31/18	12,695	12,637
Council Of Europe Development Bank	1.750%	11/14/19	2,900	2,902
Council Of Europe Development Bank	1.625%	3/10/20	17,620	17,503
Council Of Europe Development Bank	1.625%	3/16/21	8,500	8,318
Ecopetrol SA	4.250%	9/18/18	3,015	3,094
Ecopetrol SA	5.875%	9/18/23	20,765	21,985
Ecopetrol SA	4.125%	1/16/25	34,125	32,248
Ecopetrol SA	5.375%	6/26/26	20,550	20,550
Ecopetrol SA	7.375%	9/18/43	4,000	4,040
Ecopetrol SA	5.875%	5/28/45	18,990	16,498
Emirates Telecommunications Group Co. PJSC	3.500%	6/18/24	5,000	4,990
European Bank for Reconstruction & Development	0.750%	9/1/17	11,400	11,374
European Bank for Reconstruction & Development	1.000%	6/15/18	5,340	5,315
European Bank for Reconstruction & Development	1.000%	9/17/18	4,650	4,623
European Bank for Reconstruction & Development	1.625%	11/15/18	9,625	9,666
European Bank for Reconstruction & Development	1.750%	6/14/19	20,725	20,788
European Bank for Reconstruction & Development	0.875%	7/22/19	5,000	4,910
European Bank for Reconstruction & Development	1.750%	11/26/19	14,550	14,578
European Bank for Reconstruction & Development	1.500%	3/16/20	23,050	22,871
European Bank for Reconstruction & Development	1.875%	2/23/22	14,800	14,532
European Investment Bank	5.125%	5/30/17	54,435	55,325
European Investment Bank	1.000%	3/15/18	18,475	18,411
European Investment Bank	1.250%	5/15/18	38,900	38,867
European Investment Bank	1.000%	6/15/18	30,700	30,559
European Investment Bank	1.125%	8/15/18	42,235	41,876
European Investment Bank	1.625%	12/18/18	23,145	23,213
European Investment Bank	1.875%	3/15/19	78,430	78,974
European Investment Bank	1.250%	5/15/19	45,650	45,279
European Investment Bank	1.750%	6/17/19	68,060	68,268
European Investment Bank	1.125%	8/15/19	62,600	61,697
European Investment Bank	1.625%	3/16/20	58,370	57,981
European Investment Bank	1.375%	6/15/20	20,000	19,644
European Investment Bank	2.875%	9/15/20	12,945	13,365
European Investment Bank	1.625%	12/15/20	38,000	37,419
European Investment Bank	4.000%	2/16/21	30,585	32,838

	110

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
European Investment Bank	2.000%	3/15/21	7,700	7,660
European Investment Bank	2.500%	4/15/21	40,760	41,322
European Investment Bank	1.625%	6/15/21	12,000	11,714
European Investment Bank	1.375%	9/15/21	250	241
European Investment Bank	2.125%	10/15/21	4,550	4,522
European Investment Bank	2.250%	8/15/22	28,045	27,899
European Investment Bank	3.250%	1/29/24	19,400	20,324
European Investment Bank	2.500%	10/15/24	23,660	23,544
European Investment Bank	1.875%	2/10/25	41,650	39,370
European Investment Bank	2.125%	4/13/26	59,100	56,329
European Investment Bank	4.875%	2/15/36	1,190	1,481
Export Development Canada	1.000%	6/15/18	9,500	9,456
Export Development Canada	1.500%	10/3/18	4,275	4,278
Export Development Canada	1.000%	11/1/18	7,775	7,724
Export Development Canada	1.250%	2/4/19	11,000	10,968
9 Export Development Canada	1.750%	8/19/19	27,650	27,739
9 Export Development Canada	1.625%	12/3/19	4,000	4,001
Export Development Canada	1.750%	7/21/20	275	274
Export Development Canada	1.500%	5/26/21	23,000	22,423
Export Development Canada	1.375%	10/21/21	9,400	9,078
Export-Import Bank of Korea	1.750%	2/27/18	17,810	17,791
Export-Import Bank of Korea	2.875%	9/17/18	10,400	10,573
Export-Import Bank of Korea	1.750%	5/26/19	7,800	7,756
Export-Import Bank of Korea	2.375%	8/12/19	7,000	7,046
Export-Import Bank of Korea	1.500%	10/21/19	12,000	11,795
Export-Import Bank of Korea	5.125%	6/29/20	9,730	10,540
Export-Import Bank of Korea	2.625%	12/30/20	2,450	2,446
Export-Import Bank of Korea	4.000%	1/29/21	7,324	7,677
Export-Import Bank of Korea	2.125%	2/11/21	500	488
Export-Import Bank of Korea	2.500%	5/10/21	5,200	5,145
Export-Import Bank of Korea	4.375%	9/15/21	3,925	4,198
Export-Import Bank of Korea	1.875%	10/21/21	11,500	11,035
Export-Import Bank of Korea	5.000%	4/11/22	4,150	4,579
Export-Import Bank of Korea	4.000%	1/14/24	34,750	36,375
Export-Import Bank of Korea	3.250%	11/10/25	5,430	5,401
Export-Import Bank of Korea	2.625%	5/26/26	12,900	12,192
FMS Wertmanagement AoeR	1.125%	9/5/17	8,500	8,502
FMS Wertmanagement AoeR	1.625%	11/20/18	22,200	22,267
FMS Wertmanagement AoeR	1.000%	8/16/19	35,000	34,410
FMS Wertmanagement AoeR	1.750%	3/17/20	8,000	7,987
Hydro-Quebec	1.375%	6/19/17	3,775	3,786
Hydro-Quebec	8.400%	1/15/22	8,195	10,246
Hydro-Quebec	8.050%	7/7/24	3,310	4,332
Hydro-Quebec	8.500%	12/1/29	825	1,196
Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	4,850	4,856
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	4,400	4,501
Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	8,000	7,867
Inter-American Development Bank	1.125%	3/15/17	33,640	33,640
Inter-American Development Bank	0.875%	3/15/18	19,260	19,169
Inter-American Development Bank	1.750%	8/24/18	5,600	5,638
Inter-American Development Bank	1.125%	8/28/18	40,512	40,376
Inter-American Development Bank	4.250%	9/10/18	2,980	3,123
Inter-American Development Bank	1.000%	5/13/19	15,000	14,802
Inter-American Development Bank	1.125%	9/12/19	2,150	2,122
Inter-American Development Bank	3.875%	9/17/19	56,980	60,297
Inter-American Development Bank	1.250%	10/15/19	12,750	12,615
Inter-American Development Bank	1.750%	10/15/19	31,700	31,767
Inter-American Development Bank	3.875%	2/14/20	6,475	6,893
Inter-American Development Bank	1.875%	6/16/20	28,100	28,160
Inter-American Development Bank	2.125%	11/9/20	11,470	11,569
Inter-American Development Bank	1.875%	3/15/21	2,545	2,529
Inter-American Development Bank	1.750%	4/14/22	29,210	28,502
Inter-American Development Bank	3.000%	10/4/23	8,025	8,318
Inter-American Development Bank	3.000%	2/21/24	19,195	19,843

	111

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Inter-American Development Bank	2.125%	1/15/25	20,010	19,382
Inter-American Development Bank	7.000%	6/15/25	2,950	3,799
Inter-American Development Bank	2.000%	6/2/26	42,000	39,740
Inter-American Development Bank	3.875%	10/28/41	45	48
Inter-American Development Bank	3.200%	8/7/42	5,575	5,328
Inter-American Development Bank	4.375%	1/24/44	8,225	9,520
International Bank for Reconstruction & Development	0.875%	4/17/17	60,570	60,575
International Bank for Reconstruction & Development	1.375%	4/10/18	34,885	34,942
International Bank for Reconstruction & Development	1.000%	6/15/18	34,110	33,952
International Bank for Reconstruction & Development	0.875%	7/19/18	43,300	42,992
International Bank for Reconstruction & Development	1.000%	10/5/18	18,025	17,922
International Bank for Reconstruction & Development	1.875%	3/15/19	72,430	73,012
International Bank for Reconstruction & Development	1.250%	7/26/19	63,950	63,436
International Bank for Reconstruction & Development	0.875%	8/15/19	49,300	48,314
International Bank for Reconstruction & Development	1.875%	10/7/19	45,125	45,444
International Bank for Reconstruction & Development	1.125%	11/27/19	24,625	24,273
International Bank for Reconstruction & Development	1.375%	3/30/20	22,000	21,775
International Bank for Reconstruction & Development	1.125%	8/10/20	2,000	1,952
International Bank for Reconstruction & Development	2.125%	11/1/20	19,500	19,689
International Bank for Reconstruction & Development	1.625%	3/9/21	19,750	19,424
International Bank for Reconstruction & Development	1.375%	5/24/21	60,300	58,552
International Bank for Reconstruction & Development	2.250%	6/24/21	22,480	22,651
International Bank for Reconstruction & Development	1.375%	9/20/21	59,600	57,751
International Bank for Reconstruction & Development	1.625%	2/10/22	23,475	22,873
International Bank for Reconstruction & Development	1.875%	10/7/22	600	587
International Bank for Reconstruction & Development	7.625%	1/19/23	4,000	5,176
International Bank for Reconstruction & Development	1.750%	4/19/23	1,000	963
International Bank for Reconstruction & Development	2.500%	11/25/24	63,650	63,469
International Bank for Reconstruction & Development	2.125%	3/3/25	100	97
International Bank for Reconstruction & Development	2.500%	7/29/25	31,000	30,740
International Bank for Reconstruction & Development	8.875%	3/1/26	1,050	1,521
International Bank for Reconstruction & Development	1.875%	10/27/26	500	469
International Bank for Reconstruction & Development	4.750%	2/15/35	3,423	4,162
International Finance Corp.	0.625%	12/21/17	12,270	12,158
International Finance Corp.	0.875%	6/15/18	2,325	2,303
International Finance Corp.	1.250%	7/16/18	8,600	8,559
International Finance Corp.	1.750%	9/4/18	29,065	29,139
International Finance Corp.	1.750%	9/16/19	15,600	15,607
International Finance Corp.	1.625%	7/16/20	30,500	30,160
International Finance Corp.	1.125%	7/20/21	250	240
International Finance Corp.	2.125%	4/7/26	21,200	20,260
10 Japan Bank for International Cooperation	1.125%	7/19/17	39,500	39,407
10 Japan Bank for International Cooperation	1.750%	7/31/18	17,900	17,907
10 Japan Bank for International Cooperation	1.750%	11/13/18	19,000	18,961
10 Japan Bank for International Cooperation	1.875%	4/20/21	9,300	9,053
10 Japan Bank for International Cooperation	1.500%	7/21/21	20,625	19,718
10 Japan Bank for International Cooperation	2.000%	11/4/21	12,000	11,669
10 Japan Bank for International Cooperation	3.375%	7/31/23	6,600	6,862
10 Japan Bank for International Cooperation	3.000%	5/29/24	25,500	25,924
10 Japan Bank for International Cooperation	2.125%	2/10/25	25,900	24,569
10 Japan Bank for International Cooperation	2.500%	5/28/25	1,750	1,699
10 Japan Bank for International Cooperation	2.750%	1/21/26	4,800	4,754
10 Japan Bank for International Cooperation	2.375%	4/20/26	2,000	1,915
10 Japan Finance Organization for Municipalities	4.000%	1/13/21	10,400	10,932
11 KFW	0.875%	12/15/17	44,000	43,848
11 KFW	1.000%	1/26/18	22,110	22,060
11 KFW	4.375%	3/15/18	19,230	19,934
11 KFW	0.875%	4/19/18	66,000	65,607
11 KFW	1.000%	6/11/18	37,500	37,329
11 KFW	4.500%	7/16/18	14,415	15,107
11 KFW	1.125%	8/6/18	30,050	29,948
11 KFW	1.000%	9/7/18	29,400	29,229
11 KFW	1.125%	11/16/18	29,550	29,378
11 KFW	1.500%	2/6/19	12,000	11,992

	112

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
11 KFW	1.875%	4/1/19	40,030	40,304
11 KFW	4.875%	6/17/19	38,975	41,969
11 KFW	1.000%	7/15/19	70,925	69,804
11 KFW	1.750%	10/15/19	13,800	13,830
11 KFW	4.000%	1/27/20	39,145	41,722
11 KFW	1.500%	4/20/20	44,395	43,886
11 KFW	1.875%	6/30/20	56,350	56,263
11 KFW	2.750%	9/8/20	55,130	56,626
11 KFW	2.750%	10/1/20	46,589	47,857
11 KFW	1.625%	3/15/21	43,300	42,477
11 KFW	1.500%	6/15/21	104,400	101,535
11 KFW	2.375%	8/25/21	12,375	12,486
11 KFW	2.000%	10/4/22	24,200	23,734
11 KFW	2.125%	1/17/23	39,880	39,312
11 KFW	2.500%	11/20/24	45,500	45,274
11 KFW	2.000%	5/2/25	17,300	16,527
11 KFW	0.000%	4/18/36	15,775	8,387
11 KFW	0.000%	6/29/37	6,950	3,532
Korea Development Bank	3.875%	5/4/17	15,300	15,414
Korea Development Bank	1.500%	1/22/18	11,000	10,961
Korea Development Bank	3.000%	3/17/19	7,145	7,291
Korea Development Bank	2.500%	3/11/20	2,500	2,489
Korea Development Bank	2.500%	1/13/21	500	495
Korea Development Bank	4.625%	11/16/21	5,975	6,476
Korea Development Bank	3.000%	9/14/22	15,000	15,093
Korea Development Bank	3.750%	1/22/24	23,490	24,165
Korea Development Bank	2.000%	9/12/26	1,000	898
11 Kreditanstalt fuer Wiederaufbau	2.000%	11/30/21	82,500	81,772
Landesbank Baden-Wuerttemberg	7.625%	2/1/23	1,000	1,215
11 Landwirtschaftliche Rentenbank	1.000%	4/4/18	7,550	7,524
11 Landwirtschaftliche Rentenbank	1.875%	9/17/18	12,540	12,639
11 Landwirtschaftliche Rentenbank	1.750%	4/15/19	3,425	3,435
11 Landwirtschaftliche Rentenbank	1.375%	10/23/19	13,665	13,536
11 Landwirtschaftliche Rentenbank	2.250%	10/1/21	100	100
11 Landwirtschaftliche Rentenbank	2.000%	1/13/25	40,060	38,274
11 Landwirtschaftliche Rentenbank	2.375%	6/10/25	23,000	22,559
11 Landwirtschaftliche Rentenbank	1.750%	7/27/26	16,025	14,750
Nexen Energy ULC	6.200%	7/30/19	3,505	3,811
Nexen Energy ULC	7.875%	3/15/32	9,765	12,974
Nexen Energy ULC	5.875%	3/10/35	4,687	5,249
Nexen Energy ULC	6.400%	5/15/37	9,984	12,129
Nexen Energy ULC	7.500%	7/30/39	6,535	8,903
Nordic Investment Bank	5.000%	2/1/17	5,700	5,714
Nordic Investment Bank	0.750%	1/17/18	18,350	18,263
Nordic Investment Bank	1.125%	3/19/18	10,250	10,227
Nordic Investment Bank	0.875%	9/27/18	5,650	5,603
Nordic Investment Bank	1.875%	6/14/19	20,900	21,046
Nordic Investment Bank	1.500%	9/29/20	2,800	2,765
Nordic Investment Bank	1.250%	8/2/21	4,950	4,765
North American Development Bank	2.300%	10/10/18	2,138	2,163
North American Development Bank	4.375%	2/11/20	2,600	2,765
North American Development Bank	2.400%	10/26/22	6,000	5,825
12 Oesterreichische Kontrollbank AG	1.125%	5/29/18	8,150	8,122
12 Oesterreichische Kontrollbank AG	1.125%	4/26/19	18,300	18,058
12 Oesterreichische Kontrollbank AG	1.375%	2/10/20	8,225	8,096
12 Oesterreichische Kontrollbank AG	1.500%	10/21/20	24,100	23,661
12 Oesterreichische Kontrollbank AG	1.875%	1/20/21	7,900	7,807
12 Oesterreichische Kontrollbank AG	2.375%	10/1/21	9,250	9,281
5 Oriental Republic of Uruguay	4.500%	8/14/24	12,481	12,949
Petroleos Mexicanos	3.500%	7/18/18	13,720	13,871
Petroleos Mexicanos	3.125%	1/23/19	1,000	995
8 Petroleos Mexicanos	5.500%	2/4/19	21,750	22,667
Petroleos Mexicanos	6.000%	3/5/20	5,963	6,307
Petroleos Mexicanos	3.500%	7/23/20	14,260	14,044

	113

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Petroleos Mexicanos	5.500%	1/21/21	17,670	18,237
8 Petroleos Mexicanos	6.375%	2/4/21	36,480	38,736
Petroleos Mexicanos	4.875%	1/24/22	26,898	27,178
8 Petroleos Mexicanos	5.375%	3/13/22	5,500	5,621
Petroleos Mexicanos	3.500%	1/30/23	16,680	15,334
8 Petroleos Mexicanos	4.625%	9/21/23	32,381	31,514
Petroleos Mexicanos	4.875%	1/18/24	24,758	24,076
5 Petroleos Mexicanos	2.290%	2/15/24	1,781	1,766
Petroleos Mexicanos	2.378%	4/15/25	2,401	2,386
Petroleos Mexicanos	4.500%	1/23/26	3,995	3,641
8 Petroleos Mexicanos	6.875%	8/4/26	28,914	30,585
8 Petroleos Mexicanos	6.500%	3/13/27	25,000	25,849
Petroleos Mexicanos	6.625%	6/15/35	22,161	21,956
Petroleos Mexicanos	6.625%	6/15/38	7,475	7,045
Petroleos Mexicanos	6.500%	6/2/41	22,030	20,596
Petroleos Mexicanos	5.500%	6/27/44	16,527	13,848
Petroleos Mexicanos	6.375%	1/23/45	9,939	9,064
Petroleos Mexicanos	5.625%	1/23/46	54,361	44,824
8 Petroleos Mexicanos	6.750%	9/21/47	51,523	48,586
13 Power Sector Assets & Liabilities Management Corp.	9.625%	5/15/28	1,970	3,007
Province of Alberta Canada	1.900%	12/6/19	22,000	21,998
Province of British Columbia	2.650%	9/22/21	16,660	16,956
Province of British Columbia	2.000%	10/23/22	6,500	6,339
Province of British Columbia	6.500%	1/15/26	266	336
Province of British Columbia	2.250%	6/2/26	5,500	5,216
Province of Manitoba	1.125%	6/1/18	3,470	3,458
Province of Manitoba	1.750%	5/30/19	4,000	4,009
Province of Manitoba	2.100%	9/6/22	6,375	6,251
Province of Manitoba	3.050%	5/14/24	24,750	25,175
Province of Manitoba	2.125%	6/22/26	5,150	4,797
Province of New Brunswick	2.750%	6/15/18	14,750	15,016
Province of Ontario	1.200%	2/14/18	2,195	2,188
Province of Ontario	3.000%	7/16/18	8,475	8,649
Province of Ontario	2.000%	9/27/18	11,090	11,153
Province of Ontario	1.625%	1/18/19	26,800	26,758
Province of Ontario	2.000%	1/30/19	10,795	10,855
Province of Ontario	1.250%	6/17/19	13,200	13,047
Province of Ontario	1.650%	9/27/19	24,070	23,984
Province of Ontario	4.000%	10/7/19	21,740	23,017
Province of Ontario	4.400%	4/14/20	33,100	35,560
Province of Ontario	1.875%	5/21/20	23,770	23,649
Province of Ontario	2.500%	9/10/21	33,050	33,209
Province of Ontario	2.450%	6/29/22	9,975	9,939
Province of Ontario	3.200%	5/16/24	2,050	2,099
Province of Ontario	2.500%	4/27/26	12,600	12,121
Province of Quebec	4.625%	5/14/18	12,310	12,819
Province of Quebec	3.500%	7/29/20	17,120	17,914
Province of Quebec	2.750%	8/25/21	17,205	17,467
Province of Quebec	2.625%	2/13/23	24,960	24,967
Province of Quebec	7.500%	7/15/23	250	313
Province of Quebec	7.125%	2/9/24	5,675	7,058
Province of Quebec	2.875%	10/16/24	12,900	12,886
Province of Quebec	2.500%	4/20/26	17,000	16,208
Province of Quebec	7.500%	9/15/29	19,355	26,967
Republic of Chile	3.250%	9/14/21	200	205
Republic of Chile	2.250%	10/30/22	10,005	9,586
Republic of Chile	3.125%	3/27/25	500	496
Republic of Chile	3.125%	1/21/26	43,168	42,412
Republic of Chile	3.625%	10/30/42	9,850	9,194
Republic of Colombia	7.375%	3/18/19	9,050	10,046
Republic of Colombia	11.750%	2/25/20	3,350	4,256
Republic of Colombia	4.375%	7/12/21	18,552	19,368
5 Republic of Colombia	2.625%	3/15/23	30,485	28,686
Republic of Colombia	4.000%	2/26/24	50,285	50,712

	114

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Colombia	8.125%	5/21/24	3,784	4,702
5 Republic of Colombia	4.500%	1/28/26	2,593	2,667
Republic of Colombia	10.375%	1/28/33	2,500	3,633
Republic of Colombia	7.375%	9/18/37	19,672	23,754
Republic of Colombia	6.125%	1/18/41	27,225	29,430
5 Republic of Colombia	5.625%	2/26/44	5,932	6,121
5 Republic of Colombia	5.000%	6/15/45	42,136	40,029
Republic of Finland	6.950%	2/15/26	1,905	2,447
Republic of Hungary	6.250%	1/29/20	36,500	39,922
Republic of Hungary	6.375%	3/29/21	78,671	88,112
Republic of Hungary	5.375%	2/21/23	13,000	14,073
Republic of Hungary	5.375%	3/25/24	2,030	2,218
Republic of Hungary	7.625%	3/29/41	7,405	10,365
Republic of Italy	6.875%	9/27/23	39,715	46,338
Republic of Italy	5.375%	6/15/33	16,695	17,773
Republic of Korea	7.125%	4/16/19	27,198	30,438
Republic of Korea	3.875%	9/11/23	10,650	11,410
Republic of Korea	5.625%	11/3/25	525	634
Republic of Korea	4.125%	6/10/44	340	392
Republic of Panama	5.200%	1/30/20	17,753	19,067
5 Republic of Panama	4.000%	9/22/24	1,480	1,506
5 Republic of Panama	3.750%	3/16/25	14,950	14,838
Republic of Panama	7.125%	1/29/26	20,150	25,087
Republic of Panama	8.875%	9/30/27	850	1,167
5 Republic of Panama	3.875%	3/17/28	12,100	11,868
Republic of Panama	9.375%	4/1/29	12,195	17,195
5 Republic of Panama	6.700%	1/26/36	26,295	31,949
5 Republic of Panama	4.300%	4/29/53	5,000	4,475
Republic of Peru	7.350%	7/21/25	5,500	7,085
Republic of Peru	4.125%	8/25/27	2,225	2,315
Republic of Peru	8.750%	11/21/33	43,914	64,392
5 Republic of Peru	6.550%	3/14/37	13,131	16,500
Republic of Peru	5.625%	11/18/50	16,282	18,540
Republic of Poland	6.375%	7/15/19	43,383	48,155
Republic of Poland	5.125%	4/21/21	26,325	28,694
Republic of Poland	5.000%	3/23/22	33,772	36,769
Republic of Poland	3.000%	3/17/23	16,668	16,314
Republic of Poland	4.000%	1/22/24	9,395	9,606
Republic of Poland	3.250%	4/6/26	23,310	22,348
Republic of South Africa	5.500%	3/9/20	18,870	19,979
Republic of South Africa	5.875%	5/30/22	1,905	2,074
Republic of South Africa	4.665%	1/17/24	36,255	36,255
Republic of South Africa	5.875%	9/16/25	23,900	25,483
Republic of South Africa	4.875%	4/14/26	6,000	5,978
Republic of South Africa	4.300%	10/12/28	41,950	38,909
Republic of South Africa	6.250%	3/8/41	2,095	2,291
Republic of South Africa	5.375%	7/24/44	12,100	11,888
Republic of South Africa	5.000%	10/12/46	6,050	5,581
Republic of the Philippines	8.375%	6/17/19	21,080	24,453
Republic of the Philippines	4.000%	1/15/21	11,460	12,191
Republic of the Philippines	9.500%	10/21/24	1,150	1,663
Republic of the Philippines	10.625%	3/16/25	16,870	25,917
Republic of the Philippines	5.500%	3/30/26	23,625	27,818
Republic of the Philippines	9.500%	2/2/30	6,250	9,820
Republic of the Philippines	7.750%	1/14/31	21,920	30,770
Republic of the Philippines	6.375%	1/15/32	9,600	12,168
Republic of the Philippines	6.375%	10/23/34	37,990	49,292
Republic of the Philippines	5.000%	1/13/37	405	456
Republic of the Philippines	3.950%	1/20/40	7,200	7,056
Republic of the Philippines	3.700%	3/1/41	17,600	16,786
State of Israel	5.125%	3/26/19	15,595	16,752
State of Israel	4.000%	6/30/22	16,030	17,128
State of Israel	3.150%	6/30/23	10,000	10,159
State of Israel	2.875%	3/16/26	25,000	24,651

	115

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
State of Israel	4.500%	1/30/43	15,750	15,719
Statoil ASA	1.250%	11/9/17	8,135	8,128
Statoil ASA	1.200%	1/17/18	2,050	2,043
Statoil ASA	1.950%	11/8/18	7,813	7,839
Statoil ASA	5.250%	4/15/19	25,144	26,988
Statoil ASA	2.250%	11/8/19	15,050	15,123
Statoil ASA	2.900%	11/8/20	4,475	4,556
Statoil ASA	2.750%	11/10/21	17,660	17,803
Statoil ASA	3.150%	1/23/22	11,340	11,547
Statoil ASA	2.450%	1/17/23	9,300	9,060
Statoil ASA	7.750%	6/15/23	25	31
Statoil ASA	2.650%	1/15/24	17,741	17,339
Statoil ASA	3.700%	3/1/24	10,462	10,910
Statoil ASA	3.250%	11/10/24	8,650	8,740
Statoil ASA	7.250%	9/23/27	5,375	7,129
8 Statoil ASA	6.500%	12/1/28	975	1,236
Statoil ASA	7.150%	1/15/29	2,950	3,921
Statoil ASA	5.100%	8/17/40	7,946	8,892
Statoil ASA	4.250%	11/23/41	8,395	8,315
Statoil ASA	3.950%	5/15/43	10,232	9,744
Statoil ASA	4.800%	11/8/43	7,800	8,466
Svensk Exportkredit AB	1.250%	4/12/19	12,600	12,465
Svensk Exportkredit AB	1.875%	6/17/19	12,000	12,038
Svensk Exportkredit AB	1.125%	8/28/19	25,000	24,577
Svensk Exportkredit AB	1.875%	6/23/20	10,700	10,644
Svensk Exportkredit AB	1.750%	3/10/21	12,350	12,114
United Mexican States	5.950%	3/19/19	11,930	12,895
United Mexican States	5.125%	1/15/20	20,485	22,049
United Mexican States	3.500%	1/21/21	8	8
United Mexican States	3.625%	3/15/22	62,109	62,354
United Mexican States	4.000%	10/2/23	75,023	75,417
United Mexican States	3.600%	1/30/25	17,762	17,157
United Mexican States	4.125%	1/21/26	1,583	1,575
United Mexican States	8.300%	8/15/31	155	229
United Mexican States	7.500%	4/8/33	16,775	21,178
United Mexican States	6.750%	9/27/34	36,141	42,935
United Mexican States	6.050%	1/11/40	30,981	33,506
United Mexican States	4.750%	3/8/44	65,971	60,484
United Mexican States	5.550%	1/21/45	4,222	4,305
United Mexican States	4.600%	1/23/46	12,439	11,202
United Mexican States	4.350%	1/15/47	20,050	17,223
United Mexican States	5.750%	10/12/10	28,250	26,192
5 Uruguay	4.375%	10/27/27	26,469	26,536
5 Uruguay	7.625%	3/21/36	4,845	6,008
5 Uruguay	4.125%	11/20/45	14,775	12,153
5 Uruguay	5.100%	6/18/50	34,540	31,173

Total Sovereign Bonds (Cost $8,272,132)				8,230,941

Taxable Municipal Bonds (0.9%)
Alabama Economic Settlement Authority BP
Settlement Revenue	3.163%	9/15/25	4,500	4,525
Alabama Economic Settlement Authority BP
Settlement Revenue	4.263%	9/15/32	2,400	2,467
Alameda County CA Joint Powers Authority Lease
Revenue	7.046%	12/1/44	2,100	2,880
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	6.449%	2/15/44	50	61
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.834%	2/15/41	2,300	3,253
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.053%	2/15/43	1,000	1,190
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	8,600	10,122

	116

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	2,175	2,611
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	1,550	2,150
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	7,625	11,558
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	2,375	2,922
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	4,075	5,501
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	17,045	23,156
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	1,000	1,415
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	10,330	14,500
California Department of Water Resources Power
Supply Revenue	2.000%	5/1/22	14,745	14,314
California GO	5.750%	3/1/17	10,750	10,835
California GO	6.200%	3/1/19	1,400	1,536
California GO	6.200%	10/1/19	11,100	12,380
California GO	5.700%	11/1/21	24,250	27,822
California GO	7.500%	4/1/34	38,000	53,453
California GO	7.950%	3/1/36	550	641
California GO	7.550%	4/1/39	10,730	15,934
California GO	7.300%	10/1/39	5,880	8,305
California GO	7.350%	11/1/39	24,970	35,349
California GO	7.625%	3/1/40	15,400	22,628
California GO	7.600%	11/1/40	10,900	16,403
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	1,410	1,751
Chicago IL GO	7.375%	1/1/33	1,800	1,818
Chicago IL GO	7.781%	1/1/35	2,010	2,064
Chicago IL GO	6.314%	1/1/44	3,700	3,299
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	10,100	12,073
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	1,450	1,626
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,745	2,278
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	2,775	3,245
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	7,135	8,910
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	4,200	5,163
Chicago IL Water Revenue	6.742%	11/1/40	5,750	7,262
Clark County NV Airport System Revenue	6.881%	7/1/42	475	531
Clark County NV Airport System Revenue	6.820%	7/1/45	3,745	5,262
Colorado Bridge Enterprise Revenue	6.078%	12/1/40	2,400	3,003
Commonwealth Financing Authority Pennsylvania
Revenue	4.014%	6/1/33	8,500	8,250
Commonwealth Financing Authority Pennsylvania
Revenue	6.218%	6/1/39	6,375	7,533
Connecticut GO	5.090%	10/1/30	8,770	9,810
Connecticut GO	5.850%	3/15/32	6,410	7,823
Connecticut Special Tax Revenue (Transportation
Infrastructure)	5.459%	11/1/30	3,300	3,768
Cook County IL GO	6.229%	11/15/34	5,550	6,498
Curators of the University of Missouri System Facilities
Revenue	5.960%	11/1/39	3,000	3,838
Curators of the University of Missouri System Facilities
Revenue	5.792%	11/1/41	2,700	3,498
Dallas County TX Hospital District Revenue	5.621%	8/15/44	2,100	2,527
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	6,850	7,850
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	2,065	2,694
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	3,850	4,486

117

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dallas TX Convention Center Hotel Development Corp.
Hotel Revenue	7.088%	1/1/42	8,090	10,655
Dallas TX Independent School District GO	6.450%	2/15/35	3,750	4,311
Dartmouth College New Hampshire GO	4.750%	6/1/19	712	756
Denver CO City & County School District No. 1 COP	4.242%	12/15/37	215	219
Denver CO City & County School District No. 1 COP	7.017%	12/15/37	2,100	2,786
Denver CO City & County School District No. 1 GO	5.664%	12/1/33	825	1,020
District of Columbia Income Tax Revenue	5.591%	12/1/34	1,175	1,431
District of Columbia Income Tax Revenue	5.582%	12/1/35	1,600	1,961
District of Columbia Water & Sewer Authority Public
Utility Revenue	5.522%	10/1/44	700	851
District of Columbia Water & Sewer Authority Public
Utility Revenue	4.814%	10/1/14	11,700	11,685
East Baton Rouge LA Sewer Commission Revenue	6.087%	2/1/45	2,300	2,543
East Bay CA Municipal Utility District Water System
Revenue	5.874%	6/1/40	5,255	6,634
Emory University Georgia GO	5.625%	9/1/19	7,000	7,645
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	4,000	4,030
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.814%	7/1/24	2,000	1,994
Florida Board of Administration Finance Corp Revenue	2.638%	7/1/21	7,330	7,357
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.107%	7/1/18	7,800	7,878
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.995%	7/1/20	14,565	14,914
George Washington University District of Columbia GO	3.485%	9/15/22	7,450	7,648
George Washington University District of Columbia GO	4.300%	9/15/44	5,325	5,200
Georgia GO	4.503%	11/1/25	5,220	5,746
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	13,000	16,007
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	5,880	7,135
Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	3,700	4,194
Houston TX GO	6.290%	3/1/32	10,475	12,458
Houston TX Utility System Revenue	3.828%	5/15/28	3,050	3,197
Illinois GO	5.365%	3/1/17	15,925	16,023
Illinois GO	5.665%	3/1/18	130	134
Illinois GO	4.350%	6/1/18	11	11
Illinois GO	5.877%	3/1/19	8,695	9,214
Illinois GO	4.950%	6/1/23	14,875	15,211
Illinois GO	5.100%	6/1/33	57,729	51,581
Illinois GO	6.630%	2/1/35	8,155	8,195
Illinois GO	6.725%	4/1/35	5,975	6,036
Illinois GO	7.350%	7/1/35	8,700	9,235
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	5,230	6,570
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	1,650	2,024
Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	9,700	12,390
14 Industry CA Sales Tax Revenue	5.125%	1/1/51	2,400	2,500
JobsOhio Beverage System Statewide Liquor Profits
Revenue	3.985%	1/1/29	6,300	6,653
JobsOhio Beverage System Statewide Liquor Profits
Revenue	4.532%	1/1/35	4,100	4,426
Kansas Department of Transportation Highway
Revenue	4.596%	9/1/35	1,900	2,108
Kansas Development Finance Authority Revenue	4.727%	4/15/37	5,200	5,451
Kansas Development Finance Authority Revenue	4.927%	4/15/45	400	427
14 Kansas Development Finance Authority Revenue
(Public Employees Retirement System)	5.501%	5/1/34	4,300	4,911
Kentucky Asset/Liability Commission General Fund
Revenue	3.165%	4/1/18	228	230
Los Angeles CA Community College District GO	6.600%	8/1/42	11,865	16,460
Los Angeles CA Community College District GO	6.750%	8/1/49	3,425	4,921
Los Angeles CA Department of Airports International
Airport Revenue	6.582%	5/15/39	20	26

	118

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water & Power
Revenue	5.716%	7/1/39	3,840	4,688
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	6,350	7,868
Los Angeles CA Department of Water & Power
Revenue	6.166%	7/1/40	1,550	1,727
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	2,700	3,695
Los Angeles CA Department of Water & Power
Revenue	6.603%	7/1/50	5,060	7,060
Los Angeles CA Unified School District GO	5.750%	7/1/34	10,475	12,914
Los Angeles CA Unified School District GO	6.758%	7/1/34	14,910	19,976
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	8,500	10,444
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.488%	8/1/33	3,500	4,639
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.618%	8/1/40	2,250	3,186
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	2,330	2,906
Massachusetts GO	4.200%	12/1/21	5,020	5,389
Massachusetts GO	4.500%	8/1/31	500	558
Massachusetts GO	5.456%	12/1/39	5,250	6,468
Massachusetts GO	3.277%	6/1/46	1,000	906
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	3,100	3,894
Massachusetts Transportation Fund Revenue	5.731%	6/1/40	1,000	1,266
Massachusetts Water Pollution Abatement Trust
Revenue	5.192%	8/1/40	2,825	3,223
Metropolitan Government of Nashville & Davidson
County TN Convention Center Authority Tourism Tax
Revenue	6.731%	7/1/43	2,260	2,923
Metropolitan Government of Nashville & Davidson
County TN GO	5.707%	7/1/34	2,625	3,137
Metropolitan Washington DC/VA Airports Authority
Dulles Toll Road Revenue	7.462%	10/1/46	6,425	8,994
Metropolitan Water District of Southern California
Revenue	6.947%	7/1/40	1,670	1,924
Mississippi GO	5.245%	11/1/34	1,375	1,654
Missouri Highways & Transportation Commission Road
Revenue	5.445%	5/1/33	1,650	1,957
14 New Jersey Economic Development Authority
Revenue	0.000%	2/15/20	225	205
15 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	16,525	19,457
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.754%	12/15/28	12,075	12,587
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.104%	12/15/28	15,355	16,165
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.561%	12/15/40	8,635	9,516
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	14,300	20,600
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	8,450	11,805
New York City NY GO	6.646%	12/1/31	20	23
New York City NY GO	6.246%	6/1/35	2,150	2,389
New York City NY GO	5.968%	3/1/36	3,200	4,054
New York City NY GO	5.985%	12/1/36	1,650	2,071
New York City NY GO	5.517%	10/1/37	7,150	8,655
New York City NY GO	6.271%	12/1/37	2,200	2,871
New York City NY GO	5.846%	6/1/40	2,100	2,679
New York City NY Housing Development Corp. Multi-
Family Mortgage Revenue (8 Spruce Street)	3.709%	2/15/48	150	150
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.750%	6/15/41	1,435	1,840

	119

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.724%	6/15/42	470	597
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.952%	6/15/42	2,900	3,748
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.011%	6/15/42	1,050	1,371
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.440%	6/15/43	4,400	5,394
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	20,775	26,837
New York City NY Transitional Finance Authority
Building Aid Revenue	6.828%	7/15/40	6,300	8,362
New York City NY Transitional Finance Authority Future
Tax Revenue	5.267%	5/1/27	75	87
New York City NY Transitional Finance Authority Future
Tax Revenue	5.767%	8/1/36	4,675	5,784
New York City NY Transitional Finance Authority Future
Tax Revenue	5.508%	8/1/37	8,550	10,387
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	100	133
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	20,405	29,995
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	975	1,237
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.548%	11/15/31	700	899
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	5.871%	11/15/39	2,200	2,637
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.648%	11/15/39	4,170	5,437
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.668%	11/15/39	200	264
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.500%	3/15/30	6,900	8,144
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.289%	3/15/33	3,150	3,662
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.628%	3/15/39	2,140	2,619
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.389%	3/15/40	1,425	1,723
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.600%	3/15/40	1,000	1,237
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.770%	3/15/39	5,875	7,068
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.838%	3/15/40	1,600	1,953
New York University Hospitals Center GO	4.428%	7/1/42	3,500	3,355
New York University Hospitals Center Revenue	5.750%	7/1/43	5,080	5,928
North Texas Tollway Authority System Revenue	6.718%	1/1/49	10,980	15,334
Ohio State University General Receipts Revenue	4.910%	6/1/40	9,260	10,594
Ohio State University General Receipts Revenue	3.798%	12/1/46	2,150	2,079
Ohio State University General Receipts Revenue	4.048%	12/1/56	4,350	4,274
Ohio State University General Receipts Revenue	4.800%	6/1/11	3,275	3,183
Ohio University General Receipts Revenue	5.590%	12/1/14	5,450	5,682
Ohio Water Development Authority Water Pollution
Control Loan Fund Revenue	4.879%	12/1/34	2,550	2,870
Orange County CA Local Transportation Authority Sales
Tax Revenue	6.908%	2/15/41	2,090	2,805
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	2,425	3,053
Oregon GO	5.892%	6/1/27	2,730	3,315
16 Oregon School Boards Association GO	4.759%	6/30/28	9,955	11,035
14 Oregon School Boards Association GO	5.528%	6/30/28	1,200	1,403
15 Oregon School Boards Association GO	5.680%	6/30/28	1,475	1,743

	120

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pennsylvania GO	4.650%	2/15/26	2,875	3,119
Pennsylvania GO	5.350%	5/1/30	7,400	8,081
Pennsylvania Public School Building Authority Lease
Revenue (School District of Philadelphia)	5.000%	9/15/27	2,617	2,693
Pennsylvania Turnpike Commission Revenue	6.105%	12/1/39	400	506
Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	2,150	2,583
Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	1,475	1,791
Philadelphia PA Industrial Development Authority City
Service Agreement Revenue	3.964%	4/15/26	2,285	2,239
Phoenix AZ GO	5.269%	7/1/34	5	6
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	2,550	3,194
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	6,955	8,393
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	12,075	14,552
Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	6,300	7,032
Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	4,625	4,978
Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	3,850	4,264
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	22,050	22,123
President & Fellows of Harvard College Massachusetts
GO	4.875%	10/15/40	7,500	8,822
President & Fellows of Harvard College Massachusetts
GO	3.150%	7/15/46	5,090	4,533
Princeton University New Jersey GO	4.950%	3/1/19	100	107
Princeton University New Jersey GO	5.700%	3/1/39	3,732	4,889
Regional Transportation District of Colorado Sales Tax
Revenue	5.844%	11/1/50	3,500	4,537
Rutgers State University New Jersey Revenue	5.665%	5/1/40	3,225	3,785
Sacramento CA Public Financing Authority Lease
Revenue	5.637%	4/1/50	7,095	7,788
Salt River Project Arizona Agricultural Improvement &
Power District Revenue	4.839%	1/1/41	4,500	5,148
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	4,335	5,563
San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	2,725	3,414
San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	6,750	8,486
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	5,300	5,679
San Diego County CA Regional Airport Authority
Revenue	5.594%	7/1/43	3,350	3,673
San Diego County CA Regional Transportation
Commission Sales Tax Revenue	5.911%	4/1/48	2,225	2,833
San Diego County CA Water Authority Revenue	6.138%	5/1/49	13,720	17,875
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.000%	11/1/40	4,950	6,040
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	4,950	6,934
Santa Clara Valley CA Transportation Authority Sales
Tax Revenue	5.876%	4/1/32	8,800	10,639
Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	3,435	4,029
South Carolina Public Service Authority Revenue	2.388%	12/1/23	4,250	4,118
South Carolina Public Service Authority Revenue	6.454%	1/1/50	8,450	11,056
Stanford University California GO	4.750%	5/1/19	30	32
Stanford University California GO	3.460%	5/1/47	2,300	2,165
Sumter Landing FL Community Development District
Recreational Revenue	4.172%	10/1/47	3,960	3,830
Texas GO	5.517%	4/1/39	8,265	10,444
Texas Transportation Commission Revenue	5.028%	4/1/26	2,100	2,403
Texas Transportation Commission Revenue	5.178%	4/1/30	5,035	5,946
Texas Transportation Commission Revenue	4.631%	4/1/33	8,450	9,609
Texas Transportation Commission Revenue	4.681%	4/1/40	2,850	3,230
Tufts University Massachusetts GO	5.017%	4/15/12	8,425	8,698
University of California Regents Medical Center
Revenue	6.548%	5/15/48	3,950	5,183
University of California Regents Medical Center
Revenue	6.583%	5/15/49	2,575	3,361
University of California Revenue	1.796%	7/1/19	13,165	13,206
University of California Revenue	6.270%	5/15/31	500	548

121

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	University of California Revenue	5.770%	5/15/43	1,220	1,492
	University of California Revenue	4.765%	5/15/44	5,350	5,634
	University of California Revenue	5.946%	5/15/45	13,100	16,150
	University of California Revenue	4.858%	5/15/12	17,300	16,779
	University of California Revenue	4.767%	5/15/15	8,000	7,614
	University of Massachusetts Building Authority
	Revenue	5.450%	11/1/40	1,700	2,061
	University of North Carolina at Chapel Hill Revenue	3.847%	12/1/34	4,050	4,174
	University of Southern California GO	5.250%	10/1/11	3,750	4,212
	University of Texas System Revenue Financing System
	Revenue	5.262%	7/1/39	1,650	2,009
	University of Texas System Revenue Financing System
	Revenue	6.276%	8/15/41	1,535	1,692
	University of Texas System Revenue Financing System
	Revenue	5.134%	8/15/42	100	119
	University of Texas System Revenue Financing System
	Revenue	4.794%	8/15/46	1,310	1,504
	University of Virginia Revenue	6.200%	9/1/39	3,350	4,596
	Utah GO	4.554%	7/1/24	2,525	2,796
	Utah GO	3.539%	7/1/25	8,710	9,133
	Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	3,330	4,241
	Washington Convention Center Public Facilities District
	Revenue	6.790%	7/1/40	400	504
	Washington GO	5.090%	8/1/33	9,025	10,651
	Washington GO	5.481%	8/1/39	870	1,074
	Washington GO	5.140%	8/1/40	6,035	7,198
	Washington University Revenue	3.086%	9/15/51	7,210	6,011
14	Wisconsin GO	5.700%	5/1/26	1,300	1,516

Total Taxable Municipal Bonds (Cost $1,464,291)					1,607,771

				Shares

Temporary Cash Investment (1.7%)
Money Market Fund (1.7%)
17	Vanguard Market Liquidity Fund (Cost
	$2,858,568)	0.823%		28,584,952	2,858,781

Total Investments (101.1%) (Cost $173,275,380)					173,736,248
Other Assets and Liabilities Net (-1.1%)					(1,921,053)

Net Assets (100%)					171,815,195

1	Securities with a value of $3,196,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	U.S. government-guaranteed.
3	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full
	faith and credit of the U.S. government.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
	Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior
	preferred stock.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and
	prepayments or the possibility of the issue being called.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of December 31, 2016.
7	Adjustable-rate security.
8	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from
	registration, normally to qualified institutional buyers. At December 31, 2016, the aggregate value of these securities was $904,858,000,
	representing 0.5% of net assets.
9	Guaranteed by the Government of Canada.
10	Guaranteed by the Government of Japan.
11	Guaranteed by the Federal Republic of Germany.
12	Guaranteed by the Republic of Austria.
13	Guaranteed by the Republic of the Philippines.

122

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2016

14 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
15 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
16 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
17 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP Certificate of Participation.
GO General Obligation Bond.
REIT Real Estate Investment Trust.

123

                                                                                                                                                                                                  © 2017 The Vanguard Group, Inc.
                                                                                                                                                                                                   All rights reserved.
                                                                                                                                                                                                   Vanguard Marketing Corporation, Distributor.

                                                                                                                                                                                                    SNA840 022017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund:

In our opinion, the accompanying statements of net assets investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund (constituting separate portfolios of Vanguard Bond Index Funds, hereafter referred to as the Funds ) at December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

February 13, 2017

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market Index Fund:

In our opinion, the accompanying statement of net assets investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Total Bond Market Index Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the "Fund") at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

February 17, 2017

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD BOND INDEX FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 16, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD BOND INDEX FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 16, 2017

VANGUARD BOND INDEX FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: February 16, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.